UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22649

iShares U.S. ETF Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company
100 Summer Street, 4th Floor, Boston, MA 02110
(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2022

2022 Annual Report

iShares U.S. ETF Trust

•	BlackRock Short Maturity Bond ETF | NEAR | Cboe BZX

•	BlackRock Short Maturity Municipal Bond ETF | MEAR | Cboe BZX

•	BlackRock Ultra Short-Term Bond ETF | ICSH | Cboe BZX

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended October 31, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(5.50)%	(14.61)%

U.S. small cap equities (Russell 2000® Index)	(0.20)	(18.54)

International equities (MSCI Europe, Australasia, Far East Index)	(12.70)	(23.00)

Emerging market equities (MSCI Emerging Markets Index)	(19.66)	(31.03)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.72	0.79

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.24)	(17.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.86)	(15.68)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.43)	(11.98)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.71)	(11.76)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares U.S. ETF Trust

U.S. Bond Market Overview

The U.S. bond market experienced a considerable decline for the 12 months ended October 31, 2022 (the “reporting period”). The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -15.68%.

The U.S. Federal Reserve’s (Fed’s) shift toward tighter monetary policy was the primary factor driving the market downturn. Annualized consumer price inflation, which had been under 3.0% for over a decade, began to rise throughout 2021 and ultimately climbed above 6.0% in the year’s fourth calendar quarter. The inflation picture soon grew even more challenging following Russia’s invasion of Ukraine in early 2022, which—together with the resulting sanctions—further snarled global supply chains and contributed to a spike in energy prices. Inflation exceeded 8.0% in March 2022 and remained above that level through the end of the reporting period, with a peak of 9.1% in June.

The Fed moved aggressively in an effort to calm price pressures, ending its stimulative quantitative easing program and boosting interest rates from a range of 0.0%-0.25% to 3.0-3.25% in five separate increases from March to September 2022. This marked the largest move in such a short interval since 1980. In addition, the Fed appeared set to continue raising rates until inflation showed signs of returning closer to its longer-term target of 2%. Some evidence began to emerge later in the period that the Fed’s rate hikes had begun to reduce activity in certain segments of the economy, but there was still no sign that consumer price inflation had started to decline in a meaningful fashion. As a result, market prices at the end of October indicated that the central bank would not stop tightening until rates reached the 4.5-5.0% range.

These circumstances weighed heavily on bond market performance. The yield on the two-year U.S. Treasury note rose from 0.50% at the beginning of the period to 4.48% by the end of October 2022, while the 10-year yield climbed from 1.55% to 4.05%. The yield curve inverted significantly as result, meaning that short-term yields were higher those on longer-term debt. In late September, the yield curve moved to its largest inversion since 1982.

The surge in U.S. Treasury yields, together with investors’ increased aversion to risk, fueled weakness across all sectors of the bond market. Mortgage-backed securities, which were hurt by concerns about the housing market and the loss of demand stemming from Fed’s decision to end its quantitative easing policy, posted negative returns. Still, the category held up better than the broader index.

Investment-grade corporate bonds were among the worst-performing segments of the market. In addition to being adversely affected by rising Treasury yields, the asset class was pressured by a pronounced increase in yield spreads. The latter trend reflected concerns that weaker economic growth could lead to a slowdown in corporate earnings. Notably, the yield on corporate bonds—as gauged by the ICE BofA US Corporate Index—closed the period at the highest level since 2009.

High yield bonds also experienced sizable losses. As was the case with investment-grade corporates, a rise in both prevailing yields and yield spreads weighed heavily on performance. However, the category outperformed the investment-grade market due to its lower interest-rate sensitivity and higher weighting in the energy sector. Higher-rated issuers in the category—which are seen as having the least vulnerability to slowing growth—generally outperformed their lower-quality counterparts.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	BlackRock Short Maturity Bond ETF

Investment Objective

The BlackRock Short Maturity Bond ETF (the “Fund”) seeks to maximize current income by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed income securities and maintain a weighted average maturity that is less than three years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(0.75)%	1.28%	1.20%	(0.75)%	6.56%	11.51%
Fund Market	(0.77)	1.27	1.20	(0.77)	6.49	11.47
Bloomberg Short-Term Government/Corporate Index	(0.11)	1.23	0.91	(0.11)	6.29	8.55

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was September 25, 2013. The first day of secondary market trading was September 26, 2013.

The Bloomberg Short-Term Government/Corporate Index is an unmanaged index that measures the performance of government and corporate securities with less than 1 year remaining to maturity.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,001.10	$ 1.26		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2022 (continued)	BlackRock Short Maturity Bond ETF

Portfolio Management Commentary

The annual period was characterized by high volatility and poor performance for risk assets. In the United States, inflation reached 40-year highs following the lifting of COVID-related restrictions. This prompted a dramatic response from the U.S. Federal Reserve, including 300 basis points (three percentage points) of interest-rate hikes. Short-term bonds, while having less sensitivity than the overall market, were nonetheless adversely affected by these events. However, the -0.11% return for the Bloomberg Short-Term Government/Corporate Index (the Fund’s benchmark) was well ahead of the -15.68% return versus the broader fixed-income market, as represented by the Bloomberg U.S. Aggregate Bond Index.

The Fund underperformed its benchmark. In absolute terms, the bulk of the Fund’s negative absolute return occurred in the first half of the period. In the latter half, income helped offset the effect of declining prices.

The Fund’s largest allocations were to U.S. investment-grade corporate issues and non-U.S. investment-grade corporates, respectively. Both categories experienced negative total returns as yield spreads widened to reflect mounting recession concerns, detracting from Fund performance. Toward the end of the period, the Fund increased its allocations to U.S. investment-grade corporate bonds and asset-backed securities to capitalize on higher yields.

On the positive side, the Fund benefited from its defensive positioning. About 11% of the portfolio was held in cash-like securities during the period, helping relative performance. Holdings in collateralized loan obligations (CLOs), which are better insulated against rising interest rates due to their floating-rate feature, were also beneficial.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Total Investments	(a)
Corporate Bonds & Notes	66.8%
Asset-Backed Securities	21.9
Collaterized Mortgage Obligations	6.8
Repurchase Agreements	2.5
Commercial Paper	2.0

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	17.1%
Aa	3.6
A	30.5
Baa	34.4
Ba	0.7
P-1	0.2
P-2	1.1
P-3	0.5
Not Rated	11.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	BlackRock Short Maturity Municipal Bond ETF

Investment Objective

The BlackRock Short Maturity Municipal Bond ETF (the “Fund”) seeks to maximize tax-free current income by investing, under normal circumstances, at least 80% of its net assets in municipal securities such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax. Under normal circumstances, the effective duration of the Fund’s portfolio is expected to be 1.2 years or less, as calculated by the management team, and is not expected to exceed 1.5 years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(0.51)%	0.81%	0.81%	(0.51)%	4.13%	6.34%
Fund Market	(0.42)	0.82	0.82	(0.42)	4.17	6.42
Bloomberg Municipal Bond: 1 Year (1-2) Index	(2.20)	0.72	0.73	(2.20)	3.64	5.72

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 3, 2015. The first day of secondary market trading was March 5, 2015.

The Bloomberg Municipal Bond: 1 Year (1-2) Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
(05/01/22)	(10/31/22)	the Period	(a)	(05/01/22)	(10/31/22)	the Period	(a)	Ratio
$1,000.00	$1,003.70	$1.26		$1,000.00	$1,023.90	$1.28		0.25%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2022 (continued)	BlackRock Short Maturity Municipal Bond ETF

Portfolio Management Commentary

The annual period was characterized by high volatility and poor performance for risk assets. In the United States, inflation reached 40-year highs following the lifting of COVID-related restrictions. This prompted a dramatic response from the U.S. Federal Reserve, including 300 basis points (three percentage points) of interest-rate hikes. Short-term bonds, while having less rate sensitivity than the overall fixed-income market, were nonetheless adversely affected by these events. Bonds with lower credit quality lagged, as yield spreads widened to reflect mounting concerns that the economy would fall into a recession.

The -2.17% return for the Bloomberg the Bloomberg Municipal Bond: 1 Year (1-2) Index (the Fund’s benchmark) was well ahead of the -15.68% return versus the broader fixed-income market, as represented by the Bloomberg U.S. Aggregate Bond Index.

The Fund outperformed its benchmark. The Fund invests predominately in short-term, fixed-rate, investment-grade municipal bonds and variable-rate demand notes (“VRDNs”), which are longer-maturity securities with floating-rate coupons. VRDNs produced positive total returns in the 12-month period, so the Fund’s holdings in this area contributed to relative performance. The Fund increased its allocation to VRDNs from about 43% to 60% over the reporting period to better position the portfolio for rising rates.

From a sector perspective, tobacco, utility and education bonds delivered positive returns, while transportation issues lagged. Positions in higher-quality securities generally outperformed, with AA rated issues contributing positively. On the other hand, BBB rated bonds detracted due to widening yield spreads.

Portfolio Information

CREDIT QUALITY ALLOCATION

S&P Credit Rating*	Percent of Total Investments	(a)
AAA	2.9%
AA+	12.5
AA	8.6
AA-	5.3
A+	5.7
A	5.4
A-	13.3
BBB+	5.4
BBB	0.7
Not Rated	40.2

TEN LARGEST STATES

State	Percent of Total Investments	(a)
Texas	11.1%
Pennsylvania	9.5
New Jersey	7.6
New York	7.4
Kentucky	6.6
Florida	6.2
Louisiana	5.5
Wisconsin	5.1
Georgia	4.9
Iowa	4.0

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	BlackRock Ultra Short-Term Bond ETF

Investment Objective

The BlackRock Ultra Short-Term Bond ETF (the “Fund”) seeks to provide current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed- and floating-rate debt securities and maintain a dollar-weighted average maturity that is less than 180 days. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.03%	1.49%	1.19%	0.03%	7.67%	11.10%
Fund Market	(0.03)	1.48	1.19	(0.03)	7.63	11.06
ICE BofA US 6-Month Treasury Bill Index	0.53	1.26	0.91	0.53	6.47	8.40

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was December 11, 2013. The first day of secondary market trading was December 13, 2013.

On 3/1/2021 the Fund began referencing the 4pm pricing variant of the ICE BofA US 6-Month Treasury Bill Index. Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the ICE BofA US 6-Month Treasury Bill Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE BofA US 6-Month Treasury Bill Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
(05/01/22)	(10/31/22)	the Period	(a)	(05/01/22)	(10/31/22)	the Period	(a)	Ratio
$1,000.00	$1,005.30	$0.40		$1,000.00	$1,024.80	$0.41		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2022 (continued)	BlackRock Ultra Short-Term Bond ETF

Portfolio Management Commentary

The annual period was characterized by high volatility and poor performance for risk assets. In the United States, inflation reached 40-year highs following the lifting of COVID-related restrictions. This prompted a dramatic response from the U.S. Federal Reserve, including 300 basis points (three percentage points) of interest-rate hikes. Short-term bonds, while having less sensitivity than the overall market, were nonetheless adversely affected by these events. Bonds with lower credit quality lagged, as yield spreads widened to reflect mounting concerns that the economy would fall into a recession.

The Fund’s benchmark, the ICE BofA US 6-Month Treasury Bill Index, returned 0.53% and strongly outperformed the -15.68% return of the overall fixed-income market, as represented by the Bloomberg U.S. Aggregate Bond Index.

The Fund posted a narrow gain, with income slightly outweighing the impact of falling prices. Relative to the broader market, the Fund benefitted from its defensive positioning. It had a shorter average duration (interest-rate sensitivity) and held a large position in cash and cash equivalents. Commercial paper, which represented about 39% of the Fund’s market value on average, was the primary source of positive total returns. Certificates of deposit, repurchase agreements, and a small allocation to municipal securities were also additive to Fund performance. Positions in these areas helped offset losses from holdings in investment-grade corporate bonds.

Over the course of the year, the Fund reduced its allocations to investment-grade corporate bonds and increased its weighting in commercial paper. Within corporates, the Fund added to floating-rate notes since they are better insulated against interest-rate increases than fixed-rate securities.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Total Investments	(a)
Commercial Paper	39.5%
Corporate Bonds & Notes	36.8
Certificates of Deposit	15.7
Repurchase Agreements	3.4
Municipal Debt Obligations	2.4
Asset-Backed Securities	2.1
U.S. Government & Agency Obligations	0.1

CREDIT QUALITY ALLOCATION

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	2.1%
Aa	8.0
A	23.3
Baa	10.2
P-1	35.3
P-2	17.4
Not Rated	3.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	11

Schedule of Investments October 31, 2022	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

ACAS CLO Ltd., 5.08%, 10/18/28 (Call 01/18/23), (3 mo. LIBOR US + 0.890%)(a)(b)	USD	1,617	$1,576,627
AGL Core CLO 4 Ltd., 5.31%, 04/20/33 (Call 01/20/23), (3 mo. LIBOR US + 1.070%)(a)(b)	USD	1,400	1,356,171
AIG CLO Ltd., 5.36%, 04/20/32 (Call 01/20/23), (3 mo. LIBOR US + 1.120%)(a)(b)	USD	1,000	973,018
Ally Auto Receivables Trust, 2.67%, 04/15/25 (Call 11/15/23)	USD	20,041	19,805,873
American Express Credit Account Master Trust, Series 2018-9, Class A, 3.79%, 04/15/26, (1 mo. LIBOR US + 0.380%)(b)	USD	17,650	17,653,025
AmeriCredit Automobile Receivables Trust 2022-2, 4.20%, 12/18/25 (Call 03/18/24)	USD	8,903	8,830,302
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class A, 5.42%, 01/28/31 (Call 01/28/23), (3 mo. LIBOR US + 1.050%)(a)(b)	USD	4,500	4,419,555
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR2, 5.46%, 01/28/31 (Call 01/28/23), (3 mo. LIBOR US + 1.090%)(a)(b)	USD	13,840	13,579,249
Apidos CLO XII, 5.16%, 04/15/31 (Call 01/15/23), (3 mo. LIBOR US + 1.080%)(a)(b)	USD	500	487,605
Arbor Realty Commercial Real Estate Notes Ltd., 4.48%, 08/15/34 (Call 03/15/24), (1 mo. LIBOR US + 1.070%)(a)(b)	USD	14,450	13,804,425
ASSURANT CLO Ltd., Series 2018-2A, Class A, 5.28%, 04/20/31 (Call 01/20/23), (3 mo. LIBOR US + 1.040%)(a)(b)	USD	250	242,779
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class AR, 3.77%, 11/17/27 (Call 11/17/22), (3 mo. LIBOR US + 0.830%)(a)(b)	USD	5,544	5,463,930
Atrium XIII, Series 13A, Class A1, 5.50%, 11/21/30 (Call 01/23/23), (3 mo. LIBOR US + 1.180%)(a)(b)	USD	2,500	2,459,023
Autoflorence 2 SRL 1.64%, 12/24/44 (Call 10/24/26)(b)(c)	EUR	10,320	10,087,571
1.69%, 12/24/44 (Call 10/24/26)(b)(c)	EUR	898	857,541
Autonoria Spain FTA 1.82%, 01/25/40 (Call 03/25/28)(b)(c)	EUR	8,500	8,379,962
2.98%, 01/26/40 (Call 03/25/28)(b)(c)	EUR	500	488,492
Bain Capital Credit CLO Ltd., Series 2017-1A, Class A1R, 5.21%, 07/20/30 (Call 01/20/23), (3 mo. LIBOR US + 0.970%)(a)(b)	USD	3,149	3,085,944
Barings CLO Ltd.
5.31%, 04/20/31 (Call 01/20/23), (3 mo. LIBOR US + 1.070%)(a)(b)	USD	550	535,425
5.41%, 01/15/33 (Call 01/15/23), (3 mo. LIBOR US + 1.330%)(a)(b)	USD	3,850	3,735,114
BDS 2021-FL9 Ltd., 4.51%, 11/16/38 (Call 10/16/23), (1 mo. LIBOR US + 1.070%)(a)(b)	USD	8,750	8,316,272
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class A1R2, 5.24%, 07/20/29 (Call 01/20/23), (3 mo. LIBOR US + 1.000%)(a)(b)	USD	258	254,191
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, 5.34%, 01/20/31 (Call 01/20/23), (3 mo. LIBOR US + 1.100%)(a)(b)	USD	750	732,375
Benefit Street Partners Clo XII Ltd., 5.03%, 10/15/30 (Call 01/15/23), (3 mo. LIBOR US + 0.950%)(a)(b)	USD	1,678	1,643,272
BHG Securitization Trust, 3.75%, 06/18/35 (Call 04/17/24)(a)	USD	1,264	1,244,048

Security		Par (000)	Value

BMW Vehicle Owner Trust, 3.52%, 12/26/24 (Call 11/27/23), (30 day SOFR + 0.520%)(b)	USD	13,636	$13,631,282
Capital One Prime Auto Receivables Trust, 2.71%, 06/16/25 (Call 02/15/24)	USD	15,385	15,141,652
Carlyle C17 CLO Ltd., Series C17A, Class A1AR, 5.44%, 04/30/31 (Call 01/30/23), (3 mo. LIBOR US + 1.030%)(a)(b)	USD	1,000	975,000
Carlyle Global Market Strategies CLO Ltd., Series 2014-1A, Class A1R2, 5.05%, 04/17/31 (Call 01/17/23), (3 mo. LIBOR US + 0.970%)(a)(b)	USD	5,234	5,090,149
Carmax Auto Owner Trust, 3.81%, 09/15/25 (Call 05/15/24)	USD	8,777	8,660,188
Cbam Ltd., Series 2018-7A, Class A, 5.34%, 07/20/31 (Call 01/20/23), (3 mo. LIBOR US + 1.100%)(a)(b)	USD	750	723,750
Cedar Funding IX CLO Ltd., 5.22%, 04/20/31 (Call 01/20/23), (3 mo. LIBOR US + 0.980%)(a)(b)	USD	2,130	2,073,198
Chesapeake Funding II LLC, Series 2020-1A, Class A2, 4.06%, 08/15/32 (Call 05/15/23), (1 mo. LIBOR US + 0.650%)(a)(b)	USD	5,271	5,258,761
CIFC Funding Ltd.
Series 2014-2RA, Class A1, 5.37%, 04/24/30 (Call 01/24/23), (3 mo. LIBOR US + 1.050%)(a)(b)	USD	248	243,005
Series 2018-1A, Class A, 5.19%, 04/18/31 (Call 01/18/23), (3 mo. LIBOR US + 1.000%)(a)(b)	USD	13,000	12,642,500
Series 2018-2A, Class A1, 5.28%, 04/20/31 (Call 01/20/23), (3 mo. LIBOR US + 1.040%)(a)(b)	USD	1,250	1,216,960
Citibank Credit Card Issuance Trust, Series 2019-A5, Class A5, 4.19%, 04/22/26, (1 mo. LIBOR US + 0.620%)(b)	USD	40,505	40,456,378
College Ave Student Loans LLC, Series 2021-A, Class A1, 4.69%, 07/25/51 (Call 02/25/32), (1 mo. LIBOR US + 1.100%)(a)(b)	USD	216	206,452
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00%, 05/15/30 (Call 07/15/24)(a)	USD	4,130	3,878,505
Diameter Capital Clo 1 Ltd., 5.32%, 07/15/36 (Call 10/15/23), (3 mo. LIBOR US + 1.240%)(a)(b)	USD	2,170	2,078,550
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.56%, 12/11/34(a)	USD	8,581	8,256,661
Dowson PLC
3.11%, 01/20/29 (Call 09/20/24)(b)(c)	GBP	3,079	3,510,882
3.94%, 01/20/29 (Call 04/22/25)(b)(c)	GBP	646	716,789
4.89%, 08/20/29 (Call 02/20/24)(b)(c)	GBP	1,158	1,298,138
Series 2021-2, Class A, 2.87%, 10/20/28 (Call 11/20/23), (Sterning Ovenight Index Average + 0.680%)(b)(c)	GBP	4,398	5,027,201
Series 2021-2, Class B, 3.39%, 10/20/28 (Call 05/20/24), (Sterning Ovenight Index Average + 1.200%)(b)(c)	GBP	1,600	1,793,191
Dryden 36 Senior Loan Fund, 5.10%, 04/15/29 (Call 01/15/23), (3 mo. LIBOR US + 1.020%)(a)(b)	USD	1,680	1,650,797
Dryden 49 Senior Loan Fund, Series 2017-49A, Class AR, 5.14%, 07/18/30 (Call 01/18/23), (3 mo. LIBOR US + 0.950%)(a)(b)	USD	10,688	10,489,671
Dryden 77 CLO Ltd., Series 2020-77A, Class XR, 3.98%, 05/20/34 (Call 05/20/23), (3 mo. LIBOR US + 1.000%)(a)(b)	USD	234	233,015
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, 4.98%, 04/15/29 (Call 01/15/23), (3 mo. LIBOR US + 0.900%)(a)(b)	USD	14,728	14,456,080
Dryden XXVIII Senior Loan Fund, 4.11%, 08/15/30 (Call 11/15/22), (3 mo. LIBOR US + 1.200%)(a)(b)	USD	3,333	3,277,069

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Dutch Property Finance, Series 2021-2, Class A, 2.28%, 04/28/59 (Call 04/28/26)(b)(c)	EUR	5,724	$5,524,773
Dutch Property Finance BV, 0.96%, 10/28/59 (Call 01/28/27)(b)(c)	EUR	7,979	7,681,099
Elevation CLO Ltd., Series 2014-2A, Class A1R, 5.36%, 10/15/29 (Call 01/15/23), (3 mo. LIBOR US + 1.230%)(a)(b)	USD	420	413,297
Elmwood CLO X Ltd., Series 2021-3A, Class A, 5.28%, 10/20/34 (Call 01/20/23), (3 mo. LIBOR US + 1.040%)(a)(b)	USD	13,000	12,497,213
Elvet Mortgages PLC, Series 2021-1, Class A, 2.56%, 10/22/63 (Call 10/22/26)(b)(c)	GBP	9,348	10,567,590
Enterprise Fleet Funding LLC, Series 2021-1, Class A2, 0.44%, 12/21/26 (Call 04/20/24)(a)	USD	7,327	7,066,531
Ford Credit Auto Owner Trust, 3.44%, 02/15/25 (Call 01/15/24)	USD	27,812	27,537,284
FS Rialto Issuer LLC, 4.79%, 01/19/39 (Call 04/17/24), (SOFR + 1.900%)(a)(b)	USD	5,000	4,806,531
Galaxy XV CLO Ltd., Series 2013-15A, Class ARR, 5.05%, 10/15/30 (Call 01/15/23), (3 mo. LIBOR US + 0.970%)(a)(b)	USD	670	652,366
Galaxy XXVII CLO Ltd., 3.94%, 05/16/31 (Call 11/16/22)(a)(b)	USD	2,730	2,659,852
Generate CLO 2 Ltd., 5.47%, 01/22/31 (Call 01/22/23)(a)(b)	USD	1,605	1,572,969
Gilbert Park CLO Ltd., 5.27%, 10/15/30 (Call 01/15/23), (3 mo. LIBOR US + 1.190%)(a)(b)	USD	250	244,494
GM Financial Automobile Leasing Trust, 2.93%, 10/21/24 (Call 01/20/24)	USD	18,952	18,667,605
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, 5.52%, 10/29/29 (Call 01/29/23), (3 mo. LIBOR US + 1.110%)(a)(b)	USD	15,721	15,411,730
HGI CRE CLO Ltd., 4.41%, 09/17/36 (Call 09/19/23), (1 mo. LIBOR US + 1.000%)(a)(b)	USD	5,380	5,135,561
Highbridge Loan Management, Series 3A-2014, Class A1R, 5.37%, 07/18/29 (Call 01/18/23), (3 mo. LIBOR US + 1.180%)(a)(b)	USD	1,087	1,068,193
Honda Auto Receivables Owner Trust, 3.81%, 03/18/25 (Call 03/18/24)	USD	12,396	12,257,683
Hyundai Auto Lease Securitization Trust, 3.41%, 10/15/24 (Call 11/15/23), (30 day SOFR + 0.620%)(a)(b)	USD	23,490	23,485,435
Hyundai Auto Receivables Trust, 3.64%, 05/15/25 (Call 04/15/24)	USD	10,808	10,687,180
John Deere Owner Trust, 3.73%, 06/16/25 (Call 04/15/24)	USD	8,735	8,620,355
KKR CLO 21 Ltd., 5.08%, 04/15/31 (Call 01/15/23), (3 mo. LIBOR US + 1.000%)(a)(b)	USD	5,590	5,434,511
KREF Ltd., 4.92%, 02/17/39 (Call 01/17/24)(a)(b)	USD	9,360	9,009,000
LCM 29 Ltd., Series 29A, Class AR, 5.15%, 04/15/31 (Call 01/15/23), (3 mo. LIBOR US + 1.070%)(a)(b)	USD	2,600	2,528,503
LoanCore Issuer Ltd., 4.71%, 11/15/38 (Call 11/15/23), (1 mo. LIBOR US + 1.300%)(a)(b)	USD	2,640	2,521,379
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, 5.18%, 04/19/30 (Call 01/19/23), (3 mo. LIBOR US + 0.950%)(a)(b)	USD	3,775	3,708,277
Madison Park Funding XVII Ltd., Series 2015-17A, Class AR2, 5.28%, 07/21/30 (Call 01/21/23), (3 mo. LIBOR US + 1.000%)(a)(b)	USD	1,784	1,748,624

Security		Par (000)	Value

Madison Park Funding XXIII Ltd., Series 2017-23A, Class AR, 5.33%, 07/27/31 (Call 01/27/23), (3 mo. LIBOR US + 0.970%)(a)(b)	USD	13,200	$12,936,000
Madison Park Funding XXVI Ltd., Series 2007-4A, Class AR, 5.61%, 07/29/30, (3 mo. LIBOR US + 1.200%)(a)(b)	USD	4,875	4,788,264
Madison Park Funding XXXVII Ltd., 5.15%, 07/15/33 (Call 01/15/23), (3 mo. LIBOR US + 1.070%)(a)(b)	USD	1,750	1,694,704
Mariner CLO LLC, Series 2016-3A, Class AR2, 5.31%, 07/23/29 (Call 01/23/23), (3 mo. LIBOR US + 0.990%)(a)(b)	USD	951	933,134
MF1 Multifamily Housing Mortgage Loan Trust, 4.54%, 07/16/36 (Call 07/16/23), (1 mo. LIBOR US + 1.100%)(a)(b)	USD	4,520	4,333,109
Multifamily Housing Mortgage Loan Trust, 4.24%, 02/19/37 (Call 02/17/24)(a)(b)	USD	1,860	1,788,422
Navient Private Education Loan Trust
Series 2017-A, Class A2B, 4.31%, 12/16/58 (Call 09/16/24), (1 mo. LIBOR US + 0.900%)(a)(b)	USD	336	334,258
Series 2020-IA, Class A1B, 4.41%, 04/15/69 (Call 05/15/31), (1 mo. LIBOR US + 1.000%)(a)(b)	USD	6,104	5,899,653
Navient Private Education Refi Loan Trust
Series 2021-BA, Class A, 0.94%, 07/15/69 (Call 09/15/28)(a)	USD	5,997	5,028,998
Series 2021-DA, Class A, 4.26%, 04/15/60 (Call 05/15/32), (PRIME - 1.990%)(a)(b)	USD	7,421	6,520,625
Nelnet Student Loan Trust
4.18%, 04/20/62 (Call 03/20/29), (1 mo. LIBOR US + 0.690%)(a)(b)	USD	2,929	2,823,972
4.23%, 04/20/62 (Call 08/20/29), (1 mo. LIBOR US + 0.740%)(a)(b)	USD	5,622	5,378,625
Series 2021-A, Class A1, 4.29%, 04/20/62 (Call 02/20/29), (1 mo. LIBOR US + 0.800%)(a)(b)	USD	7,080	6,893,096
Series 2021-BA, Class AFL, 4.27%, 04/20/62 (Call 07/20/29), (1 mo. LIBOR US + 0.780%)(a)(b)	USD	12,259	11,817,611
Neuberger Berman CLO Ltd., Series 2013-14A, Class AR2, 5.40%, 01/28/30 (Call 01/28/23), (3 mo. LIBOR US + 0.990%)(a)(b)	USD	488	478,798
Neuberger Berman Loan Advisers CLO 33 Ltd., 5.16%, 10/16/33 (Call 01/16/23), (3 mo. LIBOR US + 1.080%)(a)(b)	USD	2,050	1,986,636
Niagara Park Clo Ltd., 5.08%, 07/17/32 (Call 01/17/23), (3 mo. LIBOR US + 1.000%)(a)(b)	USD	2,500	2,408,750
Nissan Auto Lease Trust, 3.45%, 08/15/24 (Call 11/15/23)	USD	14,548	14,379,879
NLY Commercial Mortgage Trust, Series 2019-FL2, Class A, 4.71%, 02/15/36 (Call 11/15/22), (1 mo. LIBOR US + 1.300%)(a)(b)	USD	1,226	1,213,921
OCP CLO Ltd., Series 2017-13A, 5.04%, 07/15/30 (Call 01/15/23), (3 mo. LIBOR US + 0.960%)(a)(b)	USD	3,820	3,728,003
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, 5.36%, 01/25/31 (Call 01/25/23), (3 mo. LIBOR US + 1.000%)(a)(b)	USD	3,000	2,936,579
OneMain Direct Auto Receivables Trust, 4.37%, 03/14/29 (Call 09/15/25)(a)(b)	USD	8,825	8,793,219
OneMain Financial Issuance Trust
3.53%, 06/16/36 (Call 06/14/26), (SOFR + 0.760%)(a)(b	USD	5,108	4,687,385
3.84%, 05/14/32 (Call 11/14/22)(a)	USD	2,893	2,857,277

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2022	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Palmer Square CLO Ltd.
5.23%, 10/17/31 (Call 01/19/23), (3 mo. LIBOR US + 1.000%)(a)(b)	USD	1,800	$1,743,566
Series 2015-2, 5.34%, 07/20/30 (Call 01/20/23), (3 mo. LIBOR US + 1.100%)(a)(b)	USD	3,603	3,524,968
Series 2021-3A, Class A1, 5.23%, 01/15/35 (Call 01/15/24)(a)(b)	USD	500	477,395
Palmer Square Loan Funding Ltd., 4.08%, 01/15/31 (Call 10/15/23)(a)(b)	USD	5,080	5,075,539
PCL Funding V PLC, 2.94%, 10/15/25 (Call 10/15/23)(b)(c)	GBP	3,000	3,400,414
PCL Funding VI PLC, 3.59%, 07/15/26 (Call 07/15/24)(b)(c)	GBP	6,611	7,549,270
PFS Financing Corp., 3.39%, 02/15/26, (SOFR + 0.600%)(a)(b)	USD	22,642	22,467,638
Pikes Peak CLO 1, Series 2018-1A, Class A, 5.50%, 07/24/31 (Call 01/24/23), (3 mo. LIBOR US + 1.180%)(a)(b)	USD	1,500	1,459,420
Prodigy Finance CM2021-1 DAC, Series 2021-1A, Class A, 4.84%, 07/25/51 (Call 02/25/27), (1 mo. LIBOR US + 1.250%)(a)(b)	USD	1,424	1,371,513
Red & Black Auto Germany 8 UG, Class B, 1.60%, 09/15/30 (Call 11/15/25)(b)(c)	EUR	400	385,306
Red & Black Auto Italy S.r.l., Class A, 1.81%, 12/28/31 (Call 09/28/25)(b)(c)	EUR	12,452	12,186,057
Romark WM-R Ltd., Series 2018-1A, Class A1, 5.27%, 04/20/31 (Call 01/20/23), (3 mo. LIBOR US + 1.030%)(a)(b)	USD	3,879	3,799,051
RR 3 Ltd., Series 2018-3A, Class A1R2, 5.17%, 01/15/30 (Call 01/15/23), (3 mo. LIBOR US + 1.090%)(a)(b)	USD	2,000	1,958,902
Santander Drive Auto Receivables Trust 2.76%, 03/17/25 (Call 08/15/23)	USD	15,464	15,357,487
4.05%, 07/15/25 (Call 11/15/23)	USD	7,792	7,736,275
Satus PLC
2.89%, 08/17/28 (Call 01/17/24), (Sterning Ovenight Index Average + 0.700%)(b)(c)	GBP	524	597,791
3.39%, 08/17/28 (Call 07/17/24), (Sterning Ovenight Index Average + 1.200%)(b)(c)	GBP	400	453,215
3.79%, 08/17/28 (Call 01/17/25), (Sterning Ovenight Index Average + 1.600%)(b)(c)	GBP	300	334,838
Shackleton Clo Ltd., Series 2017-11A, 4.00%, 08/15/30 (Call 11/15/22), (3 mo. LIBOR US + 1.090%)(a)(b)	USD	2,750	2,697,770
Shackleton CLO Ltd., Series 2015-7R, 5.23%, 07/15/31 (Call 01/15/23), (3 mo. LIBOR US + 1.150%)(a)(b)	USD	2,750	2,678,804
Signal Peak CLO 2 LLC, Series 2015-1A, Class AR2, 5.22%, 04/20/29 (Call 01/20/23), (3 mo. LIBOR US + 0.980%)(a)(b)	USD	1,351	1,324,678
Silver Creek CLO Ltd., 5.48%, 07/20/30 (Call 01/20/23), (3 mo. LIBOR US + 1.240%)(a)(b)	USD	6,006	5,913,289
Silverstone Master Issuer PLC, 2.48%, 01/21/70 (Call 04/21/27)(b)(c)	GBP	3,485	3,906,323
SLM Private Credit Student Loan Trust
Series 2004-A, Class A3, 3.69%, 06/15/33 (Call 12/15/22), (3 mo. LIBOR US + 0.400%)(b)	USD	3,121	3,035,675
Series 2004-B, Class A3, 3.62%, 03/15/24 (Call 12/15/23), (3 mo. LIBOR US + 0.330%)(b)	USD	2,121	2,113,180
Series 2005-A, Class A4, 3.60%, 12/15/38 (Call 12/15/26), (3 mo. LIBOR US + 0.310%)(b)	USD	6,900	6,534,510

Security		Par (000)	Value

Series 2005-B, Class A4, 3.62%, 06/15/39 (Call 09/15/26), (3 mo. LIBOR US + 0.330%)(b)	USD	4,875	$4,649,147
Series 2006-A, Class A5, 3.58%, 06/15/39 (Call 09/15/28), (3 mo. LIBOR US + 0.290%)(b)	USD	10,897	10,207,584
Series 2006-B, Class A5, 3.56%, 12/15/39 (Call 09/15/27), (3 mo. LIBOR US + 0.270%)(b)	USD	7,801	7,336,079
SMB Private Education Loan Trust
4.24%, 02/16/55, (30 day SOFR + 1.450%)(a)(b)	USD	11,449	11,079,701
4.64%, 05/16/50, (SOFR + 1.850%)(a)(b)	USD	5,288	5,258,243
4.75%, 10/15/58	USD	21,335	21,012,963
Series 2017-A, Class A2B, 4.31%, 09/15/34, (1 mo. LIBOR US + 0.900%)(a)(b)	USD	9,903	9,765,437
Series 2021-C, Class A1, 3.81%, 01/15/53, (1 mo. LIBOR US + 0.400%)(a)(b)	USD	371	371,127
SoFi Professional Loan Program LLC, Series 16-C, Class A1, 4.69%, 10/27/36 (Call 11/25/22), (1 mo. LIBOR US + 1.100%)(a)(b)	USD	363	363,290
Sound Point Clo XV Ltd., Series 2017-1A, Class ARR, 5.22%, 01/23/29 (Call 01/23/23), (3 mo. LIBOR US + 0.900%)(a)(b)	USD	2,124	2,090,942
Sound Point CLO XXVIII Ltd., Series 2020 3A, Class A1, 5.64%, 01/25/32 (Call 01/25/23), (3 mo. LIBOR US + 1.280%)(a)(b)	USD	1,250	1,210,180
Southwick Park CLO LLC, 5.30%, 07/20/32 (Call 01/20/23), (3 mo. LIBOR US + 1.060%)(a)(b)	USD	8,760	8,447,705
Symphony CLO XVI Ltd., Series 2015-16A, Class AR, 5.23%, 10/15/31 (Call 01/15/23), (3 mo. LIBOR US + 1.150%)(a)(b)	USD	500	487,826
TAGUS - Sociedade de Titularizacao de Creditos SA/Ulisses Finance No. 2, 1.64%, 09/23/38 (Call 02/23/28)(b)(c)	EUR	11,819	11,635,220
TCI-Symphony CLO Ltd.
4.96%, 10/13/32 (Call 01/13/23), (3 mo. LIBOR US + 1.020%)(a)(b)	USD	5,235	5,069,056
5.01%, 07/15/30 (Call 01/15/23), (3 mo. LIBOR US + 0.930%)(a)(b)	USD	7,958	7,789,664
TICP CLO IX Ltd., Series 2017-9A, Class A, 5.38%, 01/20/31 (Call 01/20/23), (3 mo. LIBOR US + 1.140%)(a)(b)	USD	500	488,772
Together Asset-Backed Securitisation PLC, 2.89%, 07/12/63 (Call 10/12/25)(b)(c)	GBP	2,350	2,622,027
Verizon Owner Trust, Series 2020-A, Class A1B, 3.76%, 07/22/24 (Call 04/20/23), (1 mo. LIBOR US + 0.270%)(b)	USD	2,536	2,534,043
Volkswagen Auto Lease Trust, 3.20%, 10/21/24 (Call 01/20/24)	USD	20,878	20,536,561
Voya CLO, Series 2017-2A, Class A1R, 5.06%, 06/07/30 (Call 01/15/23), (3 mo. LIBOR US + 0.980%)(a)(b)	USD	5,122	5,017,154
Voya CLO Ltd., 5.14%, 04/15/31 (Call 01/15/23), (3 mo. LIBOR US + 1.060%)(a)(b)	USD	1,250	1,220,952
Voya Ltd., Series 2012-4, 5.08%, 10/15/30 (Call 01/15/23), (3 mo. LIBOR US + 1.000%)(a)(b)	USD	13,000	12,726,176
Wellfleet CLO Ltd., Series 2016-1A, Class AR, 5.15%, 04/20/28 (Call 01/20/23), (3 mo. LIBOR US + 0.910%)(a)(b)	USD	828	811,969
Westlake Automobile Receivables Trust 3.36%, 08/15/25 (Call 12/15/23)(a)	USD	7,738	7,634,673

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Series 2021-1A, Class A2A, 0.39%, 10/15/24 (Call 02/15/23)(a)	USD	2,447	$2,434,300

Total Asset-Backed Securities — 21.0% (Cost: $919,686,367)			890,030,231

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 6.5%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, 4.18%, 09/15/34 (Call 11/15/22), (1 mo. LIBOR US + 0.880%)(a)(b)	USD	12,100	11,766,704
AREIT Trust 4.14%, 01/16/37 (Call 01/15/25)(a)(b)	USD	1,878	1,791,624
Series 2019-CRE3, Class A, 4.76%, 09/14/36 (Call 08/14/23), (1 mo. LIBOR US + 1.020%)(a)(b)	USD	4,059	4,042,876
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class A, 4.26%, 09/15/34, (1 mo. LIBOR US + 0.850%)(a)(b)	USD	19,220	18,714,624
BBCMS-TALL Mortgage Trust, Series 2018-TALL, Class A, 4.13%, 03/15/37, (1 mo. LIBOR US + 0.722%)(a)(b)	USD	8,630	8,111,995
BX Commercial Mortgage Trust 4.10%, 10/15/38, (1 mo. LIBOR US + 0.690%)(a)(b)	USD	9,063	8,572,413
4.39%, 02/15/39(a)(b)	USD	10,020	9,557,185
Series 2019-XL, Class A, 4.33%, 10/15/36, (1 mo. LIBOR US + 0.920%)(a)(b)	USD	5,398	5,289,335
BX Trust 4.31%, 10/15/36, (1 mo. LIBOR US + 0.890%)(a)(b)	USD	8,520	7,986,659
Series 2019-CALM, Class A, 4.29%, 11/15/32, (1 mo. LIBOR US + 0.876%)(a)(b)	USD	1,290	1,255,804
Series 2021, Class A, 4.69%, 06/15/36, (1 mo. LIBOR US + 1.280%)(a)(b)	USD	2,070	1,959,238
CEDR Commercial Mortgage Trust, 4.36%, 02/15/39(a)(b)	USD	5,410	5,053,379
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11, 4.49%, 07/25/49 (Call 01/25/26), (1 mo. LIBOR US + 0.900%)(a)(b)	USD	1,133	1,086,310
Cold Storage Trust, Series 2020-ICE5, Class A, 4.31%, 11/15/37, (1 mo. LIBOR US + 0.900%)(a)(b)	USD	1,843	1,786,745
Commission Mortgage Trust 3.42%, 03/10/31 (Call 03/10/23)(a)	USD	17,220	17,182,559
3.73%, 03/10/31 (Call 03/10/23)(a)	USD	10,000	9,980,750
Series 2013- GAM, Class A2, 3.37%, 02/10/28 (Call 02/10/23)(a)	USD	6,185	6,105,973
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class A, 4.39%, 05/15/36, (1 mo. LIBOR US + 0.980%)(a)(b)	USD	6,333	6,214,042
DBGS Mortgage Trust, Series 2018-5BP, Class A, 4.21%, 06/15/33 (Call 11/15/22), (1 mo. LIBOR US + 0.645%)(a)(b)	USD	4,200	4,000,221
Extended Stay America Trust, Series 2021-ESH, Class A, 4.49%, 07/15/38, (1 mo. LIBOR US + 1.080%)(a)(b)	USD	6,082	5,838,021
Friary No. 7 PLC, 2.36%, 10/21/70 (Call 10/21/27)(b)	GBP	1,544	1,762,950
GCT Commercial Mortgage Trust, Series 2021-GCT, Class A, 4.21%, 02/15/38, (1 mo. LIBOR US + 0.800%)(a)(b)	USD	8,600	8,081,223
GS Mortgage Securities Corportation Trust, 4.36%, 10/15/36, (1 mo. LIBOR US + 0.950%)(a)(b)	USD	10,360	9,623,515
Hops Hill No. 1 PLC, 3.14%, 05/27/54 (Call 05/27/24)(b)(c)	GBP	2,968	3,348,433

Security			Par (000)	Value

Mortgage-Backed Securities (continued)
J.P. Morgan Chase Commercial Mortgage Securities Trust, 4.19%, 03/15/39(a)(b)		USD	5,540	$5,380,560
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class A, 4.66%, 09/15/29, (1 mo. LIBOR US + 1.000%)(a)(b)		USD	1,645	1,597,592
KNDL Mortgage Trust, Series 2019-KNSQ, Class A, 4.21%, 05/15/36, (1 mo. LIBOR US + 0.800%)(a)(b)		USD	8,533	8,362,341
Med Trust, 4.36%, 11/15/38(a)(b)		USD	4,260	4,057,320
MF1 Multifamily Housing Mortgage Loan Trust 4.45%, 12/15/34, (SOFR + 1.070%)(a)(b)(d)		USD	1,230	1,174,650
4.75%, 12/15/34, (SOFR + 1.370%)(a)(b)(d)		USD	480	456,000
MHC Commercial Mortgage Trust, 4.21%, 04/15/38, (1 mo. LIBOR US + 0.801%)(a)(b)		USD	5,925	5,676,382
Morgan Stanley Capital I Trust
Series 2018-BOP, Class A, 4.26%, 08/15/33, (1 mo. LIBOR US + 0.850%)(a)(b)		USD	4,330	4,242,065
Series 2018-SUN, Class A, 4.31%, 07/15/35 (Call 07/15/23), (1 mo. LIBOR US + 0.900%)(a)(b) .		USD	19,045	18,449,758
MSCG Trust, 4.31%, 10/15/37, (1 mo. LIBOR US + 0.900%)(a)(b)		USD	5,300	5,140,776
MTN Commercial Mortgage Trust, 4.77%, 03/15/39(a)(b)		USD	8,930	8,662,118
Ready Capital Mortgage Financing LLC, 4.67%, 01/25/37 (Call 02/25/24), (SOFR + 1.650%)(a)(b)		USD	8,560	8,215,570
RIAL Issuer Ltd., 5.72%, 01/19/37 (Call 05/19/24)(a)(b)		USD	6,955	6,728,962
Taubman Centers Commercial Mortgage Trust, 5.56%, 05/15/37(a)(b)		USD	2,900	2,823,755
Taurus UK DAC, 2.87%, 08/17/31 (Call 08/17/26), (SOFR + 0.950%)(b)(c)		GBP	6,837	7,454,332
TPGI Trust, Series 2021 DGWD, Class A, 4.11%, 06/15/26, (1 mo. LIBOR US + 0.700%)(a)(b)		USD	6,320	5,998,308
Vita Scientia DAC, 1.82%, 02/27/33(b)(c)		EUR	5,708	5,329,732
Wells Fargo Commercial Mortgage Trust, Series 2017-SMP, Class A, 4.29%, 12/15/34, (1 mo. LIBOR US + 0.750%)(a)(b)		USD	17,280	17,069,327

Total Collaterized Mortgage Obligations — 6.5% (Cost: $286,921,058)				275,932,126

Commercial Paper
Enel Finance America LLC 4.17%, 11/21/22(e)	$		20,000	19,951,467
6.44%, 08/09/23(e)			10,000	9,519,660
6.58%, 09/06/23(e)			15,000	14,195,550
General Motors Financial Co. Inc., 4.09%, 11/14/22(e)			20,000	19,968,274
HSBC USA Inc., 5.57%, 08/23/23(e)			10,000	9,562,167
National Australia Bank Ltd., 4.84%, 03/15/23(e)			10,000	9,821,875

Total Commercial Paper — 2.0% (Cost: $83,460,375)				83,018,993

Corporate Bonds & Notes

Aerospace & Defense — 0.3%
L3Harris Technologies Inc., 3.85%, 06/15/23
(Call 05/15/23)			15,000	14,865,970

Auto Manufacturers — 7.6%
American Honda Finance Corp., 0.88%, 07/07/23(f)			10,000	9,716,100
BMW U.S. Capital LLC 0.80%, 04/01/24(a)			11,565	10,880,857

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2022	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
3.00%, 08/12/24, (SOFR + 0.380%)(a)(b)	$21,435	$21,204,122
3.87%, 04/01/25, (SOFR + 0.840%)(a)(b)	11,100	11,042,815
Daimler Finance North America LLC 0.75%, 03/01/24(a)(f)	11,005	10,364,949
1.75%, 03/10/23(a)(f)	17,650	17,465,044
Daimler Trucks Finance North America LLC, 1.13%, 12/14/23(a)(f)	15,000	14,293,961
General Motors Financial Co. Inc. 1.05%, 03/08/24	20,000	18,754,349
3.65%, 10/15/24, (SOFR + 0.620%)(b)	15,000	14,555,789
Hyundai Capital America 0.80%, 04/03/23(a)(f)	17,710	17,355,087
1.00%, 09/17/24(a)(f)	18,105	16,388,797
Nissan Motor Acceptance Co. LLC, 1.13%, 09/16/24(a)(f)	10,520	9,392,907
Nissan Motor Acceptance Corp. 1.05%, 03/08/24(a)(f)	12,515	11,518,423
3.81%, 03/08/24, (3 mo. LIBOR US + 0.640%)(a)(b)	4,375	4,302,926
3.88%, 09/21/23(a)(f)	4,000	3,916,772
Stellantis NV, 5.25%, 04/15/23	9,400	9,364,938
Toyota Motor Credit Corp. 3.68%, 12/29/23(b)	15,000	15,006,414
4.40%, 09/20/24	7,125	7,060,199
Volkswagen Group of America Finance LLC 0.75%, 11/23/22(a)(f)	44,345	44,219,953
0.88%, 11/22/23(a)	22,000	20,942,450
3.72%, 06/07/24(a)(b)	19,465	19,401,953
4.25%, 11/13/23(a)	13,000	12,843,008

		319,991,813

Banks — 21.7%
Banco Santander SA 0.70%, 06/30/24 (Call 06/30/23)(b)(f)	21,200	20,356,150
3.85%, 04/12/23(f)	9,291	9,206,600
5.04%, 04/12/23, (3 mo. LIBOR US + 1.120%)(b)	10,000	9,986,142
Bank of America Corp. 3.00%, 12/20/23 (Call 12/20/22),
(3 mo. LIBOR US + 0.790%)(b)	72,625	72,363,492
3.55%, 03/05/24 (Call 03/05/23),
(3 mo. LIBOR US + 0.780%)(b)	30,000	29,751,493
3.86%, 07/23/24 (Call 07/23/23),
(3 mo. LIBOR US + 0.940%)(b)(f)	10,000	9,852,480
Bank of Montreal, 3.82%, 06/07/25(b)	20,000	19,826,378
Banque Federative du Credit Mutuel SA, 2.13%, 11/21/22(a)	20,000	19,976,402
Barclays PLC, 4.30%, 05/16/24 (Call 05/16/23),
(3 mo. LIBOR US + 1.380%)(b)	41,000	40,496,393
BPCE SA 3.60%, 01/14/25, (SOFR + 0.570%)(a)(b)	3,110	3,033,815
4.48%, 09/12/23, (3 mo. LIBOR US + 1.240%)(a)(b)	15,000	14,995,080
Canadian Imperial Bank of Commerce, 0.45%, 06/22/23	26,320	25,533,290
Citigroup Inc. 1.68%, 05/15/24 (Call 05/15/23), (SOFR + 1.667%)(b)	15,000	14,672,867
3.78%, 05/24/25 (Call 05/24/24), (SOFR + 1.372%)(b)	23,300	23,272,148
Credit Suisse AG/New York NY, 0.52%, 08/09/23	25,000	23,687,500
Credit Suisse Group AG, 3.80%, 06/09/23(f)	8,500	8,287,500

Security	Par (000)	Value

Banks (continued)
Deutsche Bank AG/New York NY 2.22%, 09/18/24 (Call 09/18/23), (SOFR + 2.159%)(b)	$17,000	$16,106,245
Series E, 3.10%, 11/08/23, (SOFR + 0.500%)(b)	13,790	13,617,211
DNB Bank ASA, 3.86%, 03/28/25 (Call 03/28/24),
(3 mo. LIBOR US + 0.390%)(a)(b)(f)	15,000	14,871,827
Federation des Caisses Desjardins du Quebec, 2.71%, 05/21/24, (SOFR + 0.430%)(a)(b)	20,000	19,703,893
Goldman Sachs Group Inc. (The) 0.52%, 03/08/23(f)	25,000	24,605,128
1.22%, 12/06/23 (Call 12/06/22)	28,860	27,612,267
4.64%, 11/29/23, (3 mo. LIBOR US + 1.600%)(b)	12,060	12,096,141
0.63%, 11/17/23 (Call 11/17/22), (SOFR + 0.538%)(b)	3,000	2,992,296
HSBC Holdings PLC 0.73%, 08/17/24 (Call 08/17/23), (SOFR + 0.534%)(b)	13,500	12,800,970
3.60%, 05/25/23(f)	10,000	9,895,924
4.47%, 03/11/25 (Call 03/11/24), (3 mo. LIBOR US + 1.230%)(b)	13,000	12,808,173
3.23%, 11/22/24 (Call 11/22/23), (SOFR + 0.580%)(b)	6,570	6,342,003
Huntington National Bank (The), 3.82%, 05/16/25
(Call 05/16/24), (SOFR + 1.190%)(b)(f)	22,900	22,722,067
JPMorgan Chase & Co. 0.70%, 03/16/24 (Call 03/16/23), (SOFR + 0.580%)(b)	12,000	11,767,309
1.51%, 06/01/24 (Call 06/01/23), (SOFR + 1.455%)(b)(f)	33,590	32,795,549
3.56%, 04/23/24 (Call 04/23/23), (3 mo. LIBOR US + 0.730%)(b)(f)	48,480	48,011,198
KeyBank NA/Cleveland OH, 0.43%, 06/14/24
(Call 06/14/23), (SOFR + 0.320%)(b)	4,625	4,478,403
KeyCorp, 3.88%, 05/23/25 (Call 05/23/24)(b)(f)	7,195	6,977,401
Mitsubishi UFJ Financial Group Inc., 4.68%, 07/18/25
(Call 07/18/24)(b)	19,100	19,138,263
Mizuho Financial Group Inc. 3.55%, 03/05/23(f)	20,000	19,905,962
3.63%, 05/25/24 (Call 05/25/23),
(3 mo. LIBOR US + 0.630%)(b)	10,000	9,916,899
3.95%, 03/05/23, (3 mo. LIBOR US + 0.790%)(b)	3,000	3,000,423
Morgan Stanley 0.53%, 01/25/24 (Call 01/25/23),
(SOFR + 0.455%)(b)	66,100	65,110,281
0.56%, 11/10/23 (Call 11/10/22),
(SOFR + 0.466%)(b)(f)	5,500	5,492,901
3.74%, 04/24/24 (Call 04/24/23),
(3 mo. LIBOR US + 0.847%)(b)(f)	20,000	19,803,309
3.75%, 02/25/23(f)	25,000	24,902,428
National Bank of Canada, 3.09%, 08/06/24,
(SOFR + 0.490%)(b)(f)	8,695	8,518,490
Natwest Group PLC, 5.19%, 06/25/24 (Call 06/25/23), (3 mo. LIBOR US + 1.550%)(b)	3,000	2,987,950
Nordea Bank Abp, 3.71%, 06/06/25(a)(b)(f)	19,885	19,727,217
Skandinaviska Enskilda Banken AB, 3.88%, 12/12/22, (3 mo. LIBOR US + 0.645%)(a)(b)	15,000	14,990,046
Sumitomo Mitsui Financial Group Inc., 4.88%, 10/16/23, (3 mo. LIBOR US + 0.800%)(b)	4,000	3,997,169
Toronto-Dominion Bank (The), 4.29%, 09/13/24	20,330	19,919,372

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
U.S. Bank NA/Cincinnati OH, 3.40%, 07/24/23 (Call 06/23/23)	$20,000	$19,757,573
UBS AG/London, 3.05%, 08/09/24, (SOFR + 0.450%)(a)(b)	15,725	15,592,263

		918,262,281

Beverages — 0.5%
Keurig Dr Pepper Inc., 0.75%, 03/15/24 (Call 12/01/22)(f)	21,520	20,273,537

Biotechnology — 0.6%
Gilead Sciences Inc. 0.75%, 09/29/23 (Call 11/14/22)	23,988	23,087,283
2.50%, 09/01/23 (Call 07/01/23)(f)	4,000	3,912,395

		26,999,678

Building Materials — 0.2%
Martin Marietta Materials Inc., 0.65%, 07/15/23 (Call 12/01/22)(f)	8,800	8,511,776

Chemicals — 1.1%
DuPont de Nemours Inc., 4.21%, 11/15/23 (Call 10/15/23)	38,000	37,582,883
International Flavors & Fragrances Inc., 3.20%, 05/01/23 (Call 02/01/23)(f)	9,000	8,910,422

		46,493,305

Computers — 0.2%
Dell International LLC/EMC Corp., 5.45%, 06/15/23 (Call 04/15/23)	8,783	8,768,714

Diversified Financial Services — 6.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.15%, 10/29/23	35,000	33,154,353
Air Lease Corp. 0.80%, 08/18/24 (Call 07/18/24)(f)	3,325	3,027,679
2.25%, 01/15/23(f)	10,637	10,564,402
3.64%, 12/15/22, (3 mo. LIBOR US + 0.350%)(b)	28,600	28,579,454
3.88%, 07/03/23 (Call 06/03/23)(f)	6,138	6,068,064
American Express Co. 2.51%, 11/03/23, (SOFR + 0.230%)(b)	6,765	6,716,410
3.38%, 05/03/24(f)	15,000	14,548,517
3.40%, 02/22/24 (Call 01/22/24)(f)	34,465	33,620,777
3.68%, 03/04/25 (Call 02/01/25),
(SOFR + 0.930%)(b)	8,930	8,903,529
3.69%, 02/27/23 (Call 01/27/23),
(3 mo. LIBOR US + 0.650%)(b)(f)	4,000	3,997,286
Aviation Capital Group LLC, 3.88%, 05/01/23 (Call 04/01/23)(a)	19,660	19,352,059
Capital One Financial Corp. 2.60%, 05/11/23 (Call 04/11/23)(f)	12,550	12,383,151
3.20%, 01/30/23 (Call 12/30/22)(f)	10,000	9,954,165
3.50%, 12/06/24 (Call 12/06/23),
(SOFR + 0.690%)(b)	9,000	8,768,160
3.99%, 05/09/25 (Call 05/09/24),
(SOFR + 1.350%)(b)	22,285	21,965,234
Charles Schwab Corp. (The), 3.40%, 03/18/24 (Call 02/18/24), (SOFR + 0.500%)(b)	33,050	32,838,958
Synchrony Financial, 4.38%, 03/19/24 (Call 02/19/24)	6,250	6,110,090

		260,552,288

Electric — 3.2%
Dominion Energy Inc., Series D, 3.82%, 09/15/23 (Call 11/21/22), (3 mo. LIBOR US + 0.530%)(b)(f)	10,105	10,073,469

Security	Par (000)	Value

Electric (continued)
Duke Energy Corp., 3.07%, 06/10/23, (SOFR + 0.250%)(b)(f)	$13,415	$13,329,190
NextEra Energy Capital Holdings Inc. 0.65%, 03/01/23	23,495	23,166,909
2.69%, 11/03/23 (Call 12/01/22),
(SOFR + 0.400%)(b)	24,300	24,010,769
3.25%, 02/22/23 (Call 12/01/22),
(3 mo. LIBOR US + 0.270%)(b)	26,954	26,905,652
3.28%, 03/01/23, (SOFR + 0.540%)(b)	5,580	5,572,565
4.20%, 06/20/24(f)	6,105	6,008,105
Southern California Edison Co., 0.70%, 04/03/23(f)	25,212	24,726,088

		133,792,747

Food — 0.1%
General Mills Inc., 5.09%, 10/17/23, (3 mo. LIBOR US + 1.010%)(b)(f)	2,696	2,709,246

Gas — 0.3%
Atmos Energy Corp., 0.63%, 03/09/23 (Call 11/16/22)(f)	7,875	7,761,330
ONE Gas Inc., 0.85%, 03/11/23 (Call 12/01/22)(f)	5,046	4,971,396

		12,732,726

Health Care - Products — 1.1%
Baxter International Inc., 3.14%, 11/29/24(b)	5,705	5,558,887
Thermo Fisher Scientific Inc. 0.80%, 10/18/23 (Call 12/01/22)(f)	30,000	28,787,479
3.56%, 10/18/24 (Call 12/01/22), (SOFR + 0.530%)(b)	11,980	11,850,376

		46,196,742

Health Care - Services — 1.4%
Elevance Health Inc., 2.95%, 12/01/22
(Call 11/16/22)(f)	4,555	4,549,304
Humana Inc., 0.65%, 08/03/23 (Call 11/08/22)	55,230	53,351,717

		57,901,021

Home Builders — 0.3%
Lennar Corp., 4.50%, 04/30/24 (Call 01/31/24)(f)	11,500	11,290,789

Household Products & Wares — 0.2%
Avery Dennison Corp., 0.85%, 08/15/24
(Call 12/01/22)(f)	10,440	9,652,769

Insurance — 0.7%
MassMutual Global Funding II, 3.84%, 03/21/25, (SOFR + 0.270%)(a)(b)	3,996	3,962,956
Metropolitan Life Global Funding I, 3.88%, 03/21/25, (SOFR + 0.910%)(a)(b)	8,745	8,677,048
New York Life Global Funding 2.90%, 01/17/24(a)(f)	5,000	4,876,150
3.15%, 06/06/24(a)(f)	12,605	12,228,111

		29,744,265

Machinery — 0.9%
Caterpillar Financial Services Corp. 2.74%, 11/13/23, (SOFR + 0.450%)(b)(f)	25,000	24,986,735
3.42%, 05/15/23, (3 mo. LIBOR US + 0.510%)(b)	9,020	9,028,195
Rockwell Automation Inc., 0.35%, 08/15/23
(Call 11/14/22)(f)	3,870	3,730,789

		37,745,719

Manufacturing — 0.7%
Carlisle Companies Inc., 0.55%, 09/01/23
(Call 12/01/22)(f)	8,390	8,074,230

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2022	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
Parker-Hannifin Corp., 3.65%, 06/15/24(f)	$22,400	$21,785,568

		29,859,798

Media — 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.50%, 02/01/24 (Call 01/01/24)	10,000	9,848,798
6.09%, 02/01/24 (Call 01/01/24), (3 mo. LIBOR US + 1.650%)(b)	17,640	17,755,717
Sky Ltd., 3.75%, 09/16/24(a)(f)	7,910	7,687,591

		35,292,106

Oil & Gas — 0.4%
Phillips 66, 0.90%, 02/15/24 (Call 12/01/22)(f)	18,530	17,532,122

Pharmaceuticals — 5.1%
AbbVie Inc. 2.30%, 11/21/22	33,924	33,878,335
2.90%, 11/06/22(f)	48,550	48,532,523
Bayer U.S. Finance II LLC 3.88%, 12/15/23 (Call 11/15/23)(a)(f)	25,000	24,514,842
4.30%, 12/15/23 (Call 11/15/23), (3 mo. LIBOR US + 1.010%)(a)(b)	32,500	32,335,422
Cigna Corp. 0.61%, 03/15/24 (Call 12/01/22)(f)	8,490	7,989,111
3.00%, 07/15/23 (Call 05/16/23)(f)	10,000	9,859,570
3.05%, 11/30/22 (Call 11/16/22)	19,937	19,913,287
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/23 (Call 07/23/23)	33,015	32,272,913
Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23 (Call 10/26/23)	6,662	6,593,524

		215,889,527

Pipelines — 2.1%
Enbridge Inc. 0.55%, 10/04/23(f)	2,805	2,681,285
2.15%, 02/16/24	6,820	6,557,567
3.05%, 02/17/23, (SOFR + 0.400%)(b)	3,130	3,124,230
4.00%, 10/01/23 (Call 07/01/23)(f)	6,000	5,917,573
Energy Transfer LP 3.45%, 01/15/23 (Call 12/01/22)(f)	10,000	9,968,204
3.60%, 02/01/23 (Call 12/01/22)(f)	6,400	6,375,726
4.25%, 03/15/23 (Call 12/15/22)	6,550	6,516,167
Kinder Morgan Energy Partners LP 3.50%, 09/01/23 (Call 06/01/23)(f)	20,091	19,810,205
4.30%, 05/01/24 (Call 02/01/24)(f)	4,820	4,731,675
MPLX LP, 4.50%, 07/15/23 (Call 04/15/23)(f)	25,000	24,782,655

		90,465,287

Real Estate Investment Trusts — 0.3%
American Tower Corp., 3.38%, 05/15/24
(Call 04/15/24)(f)	15,000	14,535,458

Retail — 1.7%
7-Eleven Inc. 0.63%, 02/10/23 (Call 12/01/22)(a)	40,909	40,408,010
0.80%, 02/10/24(a)	29,600	27,913,954
Starbucks Corp., 3.05%, 02/14/24 (Call 02/14/23), (SOFR + 0.420%)(b)(f)	4,130	4,112,778

		72,434,742

Semiconductors — 0.5%
Analog Devices Inc., 3.28%, 10/01/24,
(SOFR + 0.250%)(b)(f)	5,025	4,945,220

Security	Par Shares (000)	Value

Semiconductors (continued)
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/24 (Call 11/15/23)	$17,000	$16,649,316

		21,594,536

Software — 3.0%
Fidelity National Information Services Inc., 0.38%, 03/01/23(f)	31,909	31,411,201
Fiserv Inc., 3.80%, 10/01/23 (Call 09/01/23)(f)	15,539	15,307,500
Oracle Corp. 2.40%, 09/15/23 (Call 07/15/23)(f)	23,000	22,433,782
2.63%, 02/15/23 (Call 01/15/23)(f)	20,753	20,613,037
VMware Inc., 0.60%, 08/15/23	37,339	35,948,804

		125,714,324

Telecommunications — 1.6%
AT&T Inc. 3.66%, 03/25/24 (Call 12/01/22),
(SOFR + 0.640%)(b)	22,000	21,867,086
4.42%, 06/12/24, (3 mo. LIBOR US + 1.180%)(b)	14,350	14,396,760
Rogers Communications Inc., 2.95%, 03/15/25
(Call 03/15/23)(a)(f)	8,950	8,438,321
Verizon Communications Inc. 3.48%, 03/22/24, (SOFR + 0.500%)(b)	11,715	11,617,811
4.01%, 05/15/25 (Call 03/15/25),
(3 mo. LIBOR US + 1.100%)(b)	10,000	9,993,399

		66,313,377

Transportation — 0.5%
Ryder System Inc. 3.65%, 03/18/24 (Call 02/18/24)(f)	17,550	17,135,953
3.88%, 12/01/23 (Call 11/01/23)	5,000	4,929,433

		22,065,386

Trucking & Leasing — 0.7%
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.70%, 03/14/23 (Call 02/14/23)(a)(f)	10,000	9,897,345
3.90%, 02/01/24 (Call 01/01/24)(a)	6,000	5,846,818
4.13%, 08/01/23 (Call 07/01/23)(a)(f)	15,000	14,805,483

		30,549,646

Total Corporate Bonds & Notes — 64.0% (Cost: $2,766,429,233)		2,708,731,695

Repurchase Agreements(b)(g)

Goldman Sachs & Co., 3.05%, 11/01/22 (Purchased on 10/31/22 to be repurchased at $100,008,472, collateralized by Government agency mortgage-backed security, 2.50% to 6.00%, due 04/01/26 to 08/15/57, par and fair value of $115,684,459 and $101,616,391, respectively)	100,000	100,000,000

Total Repurchase Agreements — 2.4% (Cost: $100,000,000)		100,000,000

Money Market Funds

BlackRock Cash Funds: Institutional, SL Agency Shares, 3.29%(h)(i)(j)	77,908	77,892,775

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(h)(i)	190,200	$190,200,000

Total Money Market Funds — 6.4% (Cost: $268,096,491)		268,092,775

Total Investments — 102.3% (Cost: $4,424,593,524)		4,325,805,820

Liabilities in Excess of Other Assets — (2.3)%		(95,640,199)

Net Assets — 100.0%		$4,230,165,621

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rates are discount rates or a range of discount rates as of period end.
(f)	All or a portion of this security is on loan.
(g)	Maturity date represents next reset date.
(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$49,889,059	$28,059,224	(a)	$—		$(43,078)	$(12,430)	$77,892,775	77,908	$157,553	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	208,310,000	—		(18,110,000	)(a)	—	—	190,200,000	190,200	2,215,596		—

						$(43,078)	$(12,430)	$268,092,775		$2,373,149		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	56,929,972	EUR	56,714,000	HSBC Bank PLC	12/21/22	$653,287
USD	49,073,169	GBP	42,688,000	HSBC Bank PLC	12/21/22	34,922

						688,209

USD	8,836,063	EUR	8,994,000	State Street Bank and Trust Co.	12/21/22	(88,586)
USD	4,998,995	GBP	4,479,000	Deutsche Bank Securities Inc.	12/21/22	(146,299)
USD	2,416,122	GBP	2,234,000	State Street Bank and Trust Co.	12/21/22	(150,207)

						(385,092)

						$303,117

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2022	BlackRock Short Maturity Bond ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$688,209	$—	$—	$688,209

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$385,092	$—	$—	$385,092

For the period ended October 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$18,266,401	$—	$—	$18,266,401

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(168,618)	$—	$—	$(168,618)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$760,188
Average amounts sold — in USD	$117,089,408

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$688,209	$385,092

Total derivative assets and liabilities in the Statement of Assets and Liabilities	688,209	385,092
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	688,209	385,092

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
HSBC Bank PLC	$688,209	$—		$—	$—	$688,209

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Short Maturity Bond ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(d)

Deutsche Bank Securities Inc	$146,299	$—		$—	$—	$146,299
State Street Bank and Trust Co	238,793	—		—	—	238,793

	$385,092	$—		$—	$—	$385,092

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Asset-Backed Securities	$—	$890,030,231	$—	$890,030,231
Collaterized Mortgage Obligations	—	274,301,476	1,630,650	275,932,126
Commercial Paper	—	83,018,993	—	83,018,993
Corporate Bonds & Notes	—	2,708,731,695	—	2,708,731,695
Repurchase Agreements	—	100,000,000	—	100,000,000
Money Market Funds	268,092,775	—	—	268,092,775

	$268,092,775	$4,056,082,395	$1,630,650	$4,325,805,820

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$688,209	$—	$688,209
Liabilities
Forward Foreign Currency Exchange Contracts	—	(385,092)	—	(385,092)

	$—	$303,117	$—	$303,117

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments October 31, 2022	BlackRock Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.8%
Black Belt Energy Gas District RB 4.00%, 12/01/22	$240	$239,969
4.00%, 12/01/22	750	749,650
4.00%, 06/01/23	240	239,773
4.00%, 06/01/23	1,500	1,497,663
4.00%, 12/01/24	1,250	1,228,015
5.00%, 12/01/23	1,000	1,004,817
5.25%, 12/01/24	2,745	2,765,316
Southeast Energy Authority A Cooperative District RB
Series A, 4.00%, 10/01/23	450	448,305
Series B, 4.00%, 06/01/24	1,200	1,190,672

		9,364,180

California — 0.4%
California Community Choice Financing Authority RB
4.00%, 02/01/24	500	498,715
4.00%, 08/01/24	350	348,401
State of California GO, 5.00%, 12/01/24	1,190	1,232,430

		2,079,546

Colorado — 0.6%
Adams & Arapahoe Joint School District 28J Aurora, 5.00%, 12/01/22 (SAW)	1,000	1,001,457
City & County of Denver Co. Airport System Revenue RB, Series A, 5.00%, 11/15/23	250	254,392
City of Colorado Springs Co. Utilities System Revenue RB, 2.19%, 11/01/40 (Put 11/07/22)(a)	2,000	2,000,000

		3,255,849

Connecticut — 3.7%
Connecticut Housing Finance Authority RB, 2.19%, 05/15/50 (Put 11/07/22)(a)	5,000	5,000,000
State of Connecticut GO
3.23%, 03/01/25 (a)(b)	4,600	4,667,947
Series A, 3.00%, 01/15/23	2,000	1,999,652
Series C, VRDN, 2.30%, 05/15/34 (Put 11/07/22)(a)	7,820	7,820,000

		19,487,599

District of Columbia — 1.8%
District of Columbia, 2.20%, 05/01/72	4,000	3,999,333
District of Columbia RB, 2.31%, 04/01/38 (Put 11/07/22)(a)	2,890	2,890,000
Tender Option Bond Trust Receipts/Certificates RB, 2.29%, 10/01/53 (Put 11/07/22)(a)(c)	2,355	2,355,000

		9,244,333

Florida — 6.5%
City of Gainesville Utilities System Revenue, 1.64%, 10/01/42 (Put 11/01/22)(a)	7,800	7,800,000
County of Escambia FL RB, 1.63%, 04/01/39 (Put 11/01/22)(a)	2,300	2,300,000
County of Martin FL RB, 2.28%, 07/01/52 (Put 11/07/22)(a)	2,500	2,500,000
County of Miami-Dade FL Aviation Revenue RB, Series A, 5.00%, 10/01/23	2,500	2,535,107
County of Palm Beach FL RB, 2.28%, 07/01/32 (Put 11/07/22)(a)	2,800	2,800,000
County of St Lucie FL RB, 1.79%, 09/01/28 (Put 11/01/22)(a)	11,790	11,790,000
Miami-Dade County Industrial Development Authority RB, 0.40%, 08/01/23	1,000	971,286
Pinellas County Housing Finance Authority RB, 2.24%, 10/01/48 (Put 11/07/22)(a)	3,070	3,070,000

		33,766,393

Security	Par (000)	Value

Georgia — 5.2%
Burke County Development Authority RB, 2.25%, 10/01/32 (Put 05/25/23)(a)	$2,000	$1,983,832
City of Atlanta GA TA RB, 5.00%, 12/01/22	3,975	3,979,543
Main Street Natural Gas Inc. RB
5.00%, 06/01/27	1,750	1,744,969
VRDN, 2.81%, 08/01/48 (Put 09/01/23)(a)(b)	5,000	4,941,005
Series A, VRDN, 4.00%, 04/01/48 (Put 09/01/23)(a)	5,685	5,654,028
Series D, VRDN, 2.93%, 08/01/48 (Put 12/01/23)(b)	5,000	4,958,120
Monroe County Development Authority RB, 1.80%, 06/01/49 (Put 11/01/22)(a)	3,700	3,700,000

		26,961,497

Illinois — 1.9%
Chicago Midway International Airport, 5.00%, 01/01/23	970	971,870
County of Cook IL GO, 4.00%, 11/15/22	1,395	1,395,314
Illinois Development Finance Authority RB
VRDN, 2.27%, 07/01/33 (Put 11/07/22)(a)	2,600	2,600,000
VRDN, 2.28%, 02/01/33 (Put 11/07/22)(a)	2,000	2,000,000
Illinois Finance Authority RB, 2.25%, 01/01/37 (Put 11/07/22)(a)	3,100	3,100,000

		10,067,184

Indiana — 3.8%
Indiana Finance Authority RB, 4.50%, 12/15/46 (Put 05/15/23)	12,000	12,043,032
Indianapolis Local Public Improvement Bond Bank RB, Series A, 5.00%, 06/01/23	1,800	1,816,659
Tender Option Bond Trust Receipts/Certificates RB, 2.39%, 04/01/30 (Put 11/07/22)(a)(c)	6,000	6,000,000

		19,859,691

Iowa — 4.1%
Iowa Finance Authority RB
VRDN, 2.23%, 01/01/47 (Put 11/07/22)(a)	8,400	8,400,000
VRDN, 2.34%, 12/01/41 (Put 11/07/22)(a)(c)	3,200	3,200,000
VRDN, 2.28%, 05/01/23 (Put 11/07/22)(a)	10,000	10,000,000

		21,600,000

Kansas — 1.3%
City of Burlington KS RB
Series A, VRDN, 2.41%, 09/01/35 (Put 11/07/22)(a)	4,000	4,000,000
Series B, VRDN, 2.41%, 09/01/35 (Put 11/07/22)(a)	3,000	3,000,000

		7,000,000

Kentucky — 6.9%
County of Meade KY RB
VRDN, 2.33%, 08/01/61 (Put 11/01/22)(a)	6,600	6,600,000
VRDN, 2.35%, 08/01/61 (Put 11/01/22)(a)	18,900	18,900,000
Kentucky Public Energy Authority RB
4.00%, 02/01/23	1,000	999,444
4.00%, 12/01/49 (Put 06/01/25)	4,000	3,926,856
Series A, VRDN, 4.00%, 04/01/48 (Put 04/01/24)(a)	3,930	3,900,301
Kentucky State Property & Building Commission RB,
Series A, 5.00%, 11/01/22	1,000	1,000,000
Tender Option Bond Trust Receipts/Certificates RB, 2.27%, 12/01/41 (Put 11/07/22) (AGM)(a)(c)	500	500,000

		35,826,601

Louisiana — 5.8%
Lake Charles Harbor & Terminal District RB, 1.00%, 12/01/51 (Put 12/01/24)(a)	4,325	4,069,535
Louisiana Offshore Terminal Authority RB, 1.65%, 09/01/27 (Put 12/01/23)(a)	400	390,246

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Louisiana Stadium & Exposition District RB, 4.00%, 07/03/23 (Call 04/01/23)	$2,325	$2,330,596
Parish of St James LA RB, Series B1, 2.61%, 11/01/40 (Put 11/07/22)(a)	23,400	23,400,000

		30,190,377

Massachusetts — 0.9%
Massachusetts Educational Financing Authority RB, 5.00%, 01/01/24	2,500	2,533,332
Massachusetts Housing Finance Agency RB
Series A, 0.30%, 12/01/23 (Call 11/21/22)	1,000	962,812
Series A, 0.40%, 06/01/24 (Call 06/01/23)	1,000	952,749

		4,448,893

Michigan — 2.7%
Michigan Finance Authority RB 0.40%, 10/15/23	665	646,068
5.00%, 11/01/22	240	240,000
5.00%, 12/01/22	1,390	1,391,857
Michigan State Housing Development Authority RB, 2.22%, 04/01/62 (Put 11/07/22)(a)	12,000	12,000,000

		14,277,925

Minnesota — 3.8%
City of Minneapolis MN RB, 2.24%, 12/01/40 (Put 11/07/22)(a)	9,450	9,450,000
City of Rochester MN RB, 2.23%, 05/01/61 (Put 11/07/22)(a)	4,800	4,800,000
Minneapolis-St. Paul Metropolitan Airports Commission RB, 5.00%, 01/01/23	410	410,791
University of Minnesota RB, 2.24%, 12/06/22	5,175	5,175,237

		19,836,028

Mississippi — 2.6%
Mississippi Business Finance Corp. RB
VRDN, 1.66%, 11/01/35 (Put 11/01/22)(a)	4,970	4,970,000
VRDN, 1.66%, 11/01/35 (Put 11/01/22)(a)	3,800	3,800,000
Series A, VRDN, 2.20%, 12/01/30 (Put 11/07/22)(a)	5,000	5,000,000

		13,770,000

Missouri — 0.4%
County of Greene MO COP, Series A, 3.00%, 03/01/23	350	349,864
RBC Municipal Products Inc. Trust RB, 2.29%, 09/01/39 (Put 11/07/22)(a)(c)	2,000	2,000,000

		2,349,864

Nebraska — 0.6%
Central Plains Energy Project RB, 5.00%, 03/01/50 (Put 01/01/24)(a)	1,000	1,000,450
County of Douglas NE RB, 2.77%, 07/01/35 (Put 09/01/26)(a)(b)	1,980	1,936,945

		2,937,395

Nevada — 0.5%
County of Clark Department of Aviation RB, 2.27%, 07/01/40 (Put 11/07/22)(a)	2,600	2,600,000

New Jersey — 8.0%
Borough of Berlin NJ GO, 4.50%, 09/26/23	2,212	2,223,120
Borough of Park Ridge NJ GO, 4.50%, 04/28/23	1,000	1,003,137
Borough of Wood-Ridge NJ GO, 4.50%, 03/01/23	1,640	1,643,655
New Jersey Economic Development Authority RB 5.25%, 09/01/24 (c)	7,600	7,799,743
Series B, 5.00%, 11/01/23 (SAP)	1,450	1,466,062
Series B, 5.00%, 11/01/24	1,010	1,030,670
Series N-1, 5.50%, 09/01/24 (AMBAC)	1,460	1,500,452

Security	Par (000)	Value

New Jersey (continued)
Series NN, 5.00%, 03/01/23	$1,000	$1,004,164
Series UU, 5.00%, 06/15/23	1,575	1,586,704
New Jersey Health Care Facilities Financing Authority RB, 5.00%, 10/01/23	1,500	1,515,463
New Jersey Higher Education Student Assistance Authority RB, 5.00%, 12/01/24	500	509,253
New Jersey Housing & Mortgage Finance Agency RB, 4.00%, 04/01/23	1,290	1,289,781
New Jersey Transportation Trust Fund Authority RB
Series A, 5.00%, 06/15/24	1,575	1,606,635
Series A, 5.00%, 12/15/24	1,000	1,021,502
Series A, 5.50%, 12/15/22	1,430	1,432,979
Series A, 5.50%, 12/15/22 (AGM-CR)	1,735	1,739,764
Series A, 5.50%, 12/15/23	155	157,743
Series B, 5.25%, 12/15/22 (AMBAC)	910	911,629
Series D, 5.00%, 12/15/23	470	475,769
Series D, 5.25%, 12/15/23	1,275	1,294,106
State of New Jersey GO, Series A, 4.00%, 06/01/23	1,290	1,294,960
Township of Cranford NJ GO, 4.75%, 07/20/23	1,940	1,949,570
Township of Deptford NJ RB, 4.00%, 07/11/23	1,800	1,797,233
Township of Plainsboro NJ GO, 4.50%, 07/26/23	1,500	1,506,303
Township of Plainsboro NJ RB, 4.00%, 07/26/23	1,340	1,337,816
Township of River Vale NJ RB, 4.00%, 07/14/23	1,258	1,256,707
Township of Voorhees NJ GO, 4.00%, 09/27/23	1,145	1,147,390

		41,502,310

New York — 7.8%
Albany Industrial Development Agency RB, 2.34%, 07/01/32 (Put 11/07/22)(a)	800	800,000
Amherst Development Corp. RB, 2.31%, 02/01/35 (Put 11/07/22)(a)	1,720	1,720,000
City of New York GO
VRDN, 1.60%, 09/01/49 (Put 11/01/22)(a)	4,700	4,700,000
Series F-5, VRDN, 1.60%, 06/01/44 (Put 11/01/22)(a)	7,300	7,300,000
Genesee County Funding Corp. (The) RB 5.00%, 12/01/22	150	150,140
5.00%, 12/01/23	150	151,679
Metropolitan Transportation Authority, 1.62%, 11/01/32 (Put 11/01/22)(a)	4,500	4,500,000
Nassau Health Care Corp. RB, Series C, 5.00%, 08/01/23 (GTD)	1,425	1,440,813
New York City Housing Development Corp. RB 0.45%, 11/01/25 (FHA)	1,560	1,398,244
VRDN, 2.20%, 05/01/61 (Put 11/07/22) (FHA 542 (C))(a)	4,165	4,165,000
New York Transportation Development Corp. RB 5.00%, 12/01/22	495	495,558
Series A, 5.00%, 12/01/23	1,250	1,259,106
Town of Oyster Bay NY GOL, 4.00%, 03/01/23	425	426,193
Triborough Bridge & Tunnel Authority RB, 1.00%, 04/01/26	11,000	10,537,637
Village of Hamburg NY, 3.50%, 07/20/23	1,506	1,498,797

		40,543,167

North Carolina — 0.6%
North Carolina Capital Facilities Finance Agency RB, Series A, 2.75%, 07/01/34 (Put 12/01/22)(a)	3,000	3,000,000

North Dakota — 1.2%
North Dakota Housing Finance Agency RB, 2.22%, 07/01/36 (Put 11/07/22)(a)	6,520	6,520,000

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2022	BlackRock Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio — 0.4%
Akron Bath Copley Joint Township Hospital District RB 5.00%, 11/15/22	$225	$225,127
5.00%, 11/15/23	325	329,832
City of Cleveland OH GOL, Series A, 2.00%, 12/01/22	300	299,733
County of Miami OH GOL, 3.25%, 07/27/23	1,050	1,041,185

		1,895,877

Pennsylvania — 9.9%
Allegheny County Hospital Development Authority RB, 2.61%, 11/15/23(a)(b)	1,500	1,499,070
Butler County Industrial Development Authority/PA RB, 2.31%, 05/01/34 (Put 11/07/22)(a)	2,100	2,100,000
Ephrata Area School District GO, 3.00%, 03/01/24	1,000	993,284
Pennsylvania Economic Development Financing Authority, 3.25%, 12/01/38 (Put 11/07/22)(a)	23,000	23,000,000
Pennsylvania Economic Development Financing Authority RB
VRDN, 2.64%, 06/01/41 (Put 06/03/24)(a)(b)	3,000	2,878,851
VRDN, 3.25%, 12/01/37 (Put 11/07/22)(a)	9,070	9,070,000
Pennsylvania Housing Finance Agency RB, 5.00%, 10/01/25	500	517,466
Pennsylvania Turnpike Commission RB, 2.84%, 12/01/23 (Call 06/01/23)(a)(b)	10,000	9,967,080
Tender Option Bond Trust Receipts/Certificates RB, 2.27%, 10/01/41 (Put 11/07/22)(a)(c)	1,620	1,620,000

		51,645,751

Puerto Rico — 0.6%
Puerto Rico Housing Finance Authority RB, 5.00%, 12/01/22	3,000	3,003,342

South Carolina — 0.4%
South Carolina Public Service Authority RB, 2.26%, 01/01/36 (Put 11/07/22)(a)	900	900,000
Tender Option Bond Trust Receipts/Certificates RB, 2.36%, 12/01/55 (Put 11/07/22) (BAM-TCRS)(a)(c)	1,000	1,000,000

		1,900,000

South Dakota — 0.3%
South Dakota Housing Development Authority RB, 2.26%, 11/01/62 (Put 11/07/22)(a)	1,770	1,770,000

Tennessee — 2.5%
Johnson City Health & Educational Facilities Board RB, 2.28%, 07/01/45 (Put 11/07/22)(a)	2,030	2,030,000
Metropolitan Government of Nashville & Davidson County Water & Sewer Revenue, 2.27%, 11/08/22	10,000	9,999,413
Tennergy Corp./TN RB
Series A, 4.00%, 03/01/23	375	374,384
Series A, 4.00%, 09/01/23	320	318,482
Tennessee Energy Acquisition Corp. RB, Series A, 5.00%, 11/01/23	250	250,029

		12,972,308

Texas — 11.6%
Bexar County Housing Finance Corp. RB, 2.24%, 12/15/25 (Put 11/07/22)(a)	2,305	2,305,000
Board of Regents of the University of Texas System RB, 2.10%, 01/05/23	2,000	1,996,028
Harris County Cultural Education Facilities Finance Corp. RB, 1.80%, 11/01/22	15,000	15,000,000
Harris County Health Facilities Development Corp. RB, 1.64%, 12/01/41 (Put 11/01/22)(a)	2,100	2,100,000
Pasadena Independent School District GO, 2.20%, 02/01/35 (Put 11/07/22)(a)	2,400	2,400,000

Security	Par/ Shares (000)	Value

Texas (continued)
Port of Arthur Navigation District Industrial Development Corp. RB
VRDN, 2.29%, 12/01/40 (Put 11/07/22)(a)	$7,000	$7,000,000
VRDN, 2.29%, 06/01/41 (Put 11/07/22)(a)	3,000	3,000,000
Red River Education Finance Corp. RB, 2.25%, 03/01/30 (Put 11/07/22)(a)	3,300	3,300,000
State of Texas GO
VRDN, 2.30%, 06/01/50 (Put 11/07/22)(a)	3,560	3,560,000
VRDN, 2.35%, 12/01/43 (Put 11/07/22)(a)	9,700	9,700,000
Series A, VRDN, 2.35%, 06/01/44 (Put 11/07/22)(a)	400	400,000
Series A, VRDN, 2.35%, 06/01/45 (Put 11/07/22)(a)	2,670	2,670,000
State of Texas GOL, 2.26%, 06/01/53 (Put 11/07/22)(a)	2,500	2,500,000
Tender Option Bond Trust Receipts/Certificates RB, 2.34%, 06/15/27 (Put 11/07/22)(a)(c)	1,155	1,155,000
Texas Municipal Gas Acquisition & Supply Corp. III RB 5.00%, 12/15/22	2,000	2,001,472
5.00%, 12/15/23	1,150	1,156,685

		60,244,185

Virginia — 0.4%
Fairfax County Industrial Development Authority RB, 5.00%, 05/15/23	300	302,924
Loudoun County Economic Development Authority RB, 2.19%, 02/15/38 (Put 11/07/22)(a)	2,025	2,025,000

		2,327,924

Washington — 0.2%
Washington Health Care Facilities Authority RB, 5.00%, 08/01/49 (Put 08/01/25)(a)	800	818,554

Wisconsin — 5.4%
State of Wisconsin GO, 2.66%, 05/01/25 (Call 11/01/24)(a)(b)	19,990	19,816,987
Wisconsin Health & Educational Facilities Authority RB, 2.42%, 08/15/54 (Put 07/01/26)(a)(b)	2,000	1,963,166
Wisconsin Housing & Economic Development Authority RB
VRDN, 2.24%, 03/01/41 (Put 11/07/22)(a)	1,000	1,000,000
VRDN, 2.24%, 04/01/46 (Put 11/07/22)(a)	765	765,000
Series C, VRDN, 2.20%, 05/01/46 (Put 11/07/22)(a)	4,355	4,355,000

		27,900,153

Total Municipal Debt Obligations — 104.6% (Cost $548,774,446)		544,966,926

Money Market Funds

BlackRock Liquidity Funds: MuniCash, 1.83%(d)(e)	29	28,912

Total Money Market Funds — 0.0% (Cost: $28,912)		28,912

Total Investments — 104.6% (Cost: $548,803,358)		544,995,838

Liabilities in Excess of Other Assets — (4.6)%		(24,036,223)

Net Assets — 100.0%		$520,959,615

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Short Maturity Municipal Bond ETF

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds: MuniCash	$—	$29,740	(a)	$—	$828)	$—	$28,912	29	$3,902	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Municipal Debt Obligations	$—	$544,966,926	$—	$544,966,926
Money Market Funds	28,912	—	—	28,912

	$28,912	$544,966,926	$—	$544,995,838

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments October 31, 2022	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
American Express Credit Account Master Trust, 5.18%, 10/15/27	$14,709	$14,708,270
BMW Vehicle Owner Trust, 2.52%, 12/26/24 (Call 11/25/23)	13,523	13,353,620
CarMax Auto Owner Trust
2.81%, 05/15/25 (Call 09/15/23)	3,470	3,427,373
5.61%, 12/15/25	12,861	12,859,925
Chase Issuance Trust, 3.97%, 09/15/27	14,100	13,701,346
Ford Credit Auto Lease Trust
0.24%, 04/15/24 (Call 02/15/23)	3,231	3,207,073
2.78%, 10/15/24 (Call 09/15/23)	4,065	4,009,888
Ford Credit Auto Owner Trust
0.73%, 09/15/24 (Call 07/15/23)	6,860	6,769,009
3.44%, 02/15/25 (Call 01/15/24)	9,988	9,889,343
Honda Auto Receivables Owner Trust, 1.44%, 10/15/24 (Call 11/15/23)	13,886	13,654,487
Hyundai Auto Lease Securitization Trust
0.24%, 01/16/24 (Call 04/15/23)(a)	8,123	8,042,676
0.81%, 04/15/24 (Call 08/15/23)(a)	7,368	7,224,975
2.75%, 10/15/24 (Call 12/15/23)(a)	18,449	18,135,688
4.34%, 01/15/25 (Call 04/15/24)(a)	2,378	2,352,825
Nissan Auto Receivables Owner Trust, 4.50%, 08/15/25 (Call 06/15/24)	9,440	9,353,333
Toyota Auto Receivables Owner Trust, 2.35%, 01/15/25 (Call 09/15/23)	9,153	9,018,834

Total Asset-Backed Securities — 2.1% (Cost: $151,594,938)		149,708,665

Certificates of Deposit

Banco Santander SA, 3.82%, 05/03/23, (SOFR + 0.800%)(b)	10,000	9,999,809
Banco Santander SA/New York, 3.67%, 01/18/23, (SOFR + 0.620%)(b)	8,000	8,000,910
Bank of Montreal
0.50%, 11/28/22	7,000	6,982,316
5.40%, 10/13/23	25,000	24,982,160
Bank of Montreal/Chicago IL, 3.75%, 07/13/23, (SOFR + 0.700%)(b)	7,000	6,997,951
Bank of Nova Scotia (The), 4.05%, 07/14/23	20,000	19,816,692
Barclays Bank PLC/NY 1.65%, 03/03/23	15,000	14,831,890
2.98%, 06/01/23	8,750	8,636,518
3.28%, 02/03/23, (SOFR + 0.300%)(b)	30,000	29,978,106
3.70%, 06/08/23, (SOFR + 0.650%)(b)	15,000	14,983,689
4.00%, 07/13/23	15,000	14,871,236
Bayerische Landesbank/New York
0.90%, 06/27/23	15,000	14,584,074
4.52%, 01/27/23, (3 mo. LIBOR US + 0.160%)(b)	22,500	22,499,796
Canadian Imperial Bank of Commerce 0.35%, 11/02/22	6,000	5,999,069
3.26%, 03/03/23, (SOFR + 0.280%)(b)	30,000	29,980,341
3.34%, 01/06/23, (SOFR + 0.300%)(b)	10,000	9,997,930
4.65%, 09/14/23	17,000	16,882,033
CDP Financial Inc., 5.24%, 06/27/23	7,900	7,634,565
Citibank NA 3.61%, 09/21/23(b)	10,000	9,979,607
3.77%, 05/01/23	15,000	14,896,236
3.85%, 07/28/23	10,000	9,888,641

Security	Par (000)	Value

Kookmin Bank/New York
3.28%, 12/02/22, (3 mo. LIBOR US + 0.180%)(b)	$10,000	$9,999,740
3.29%, 01/30/23, (SOFR + 0.300%)(b)	25,000	24,982,896
3.30%, 02/09/23, (SOFR + 0.320%)(b)	10,000	9,992,289
3.36%, 02/21/23, (SOFR + 0.320%)(b)	20,000	19,980,880
Landesbank Baden-Wuerttemberg, 3.53%, 02/03/23, (SOFR + 0.490%)(b)	17,500	17,496,643
Lloyds Bank Corporate Markets PLC
5.14%, 05/15/23	8,000	7,782,396
5.24%, 10/12/23	15,000	14,975,584
Lloyds Bank Corporate Markets PLC/New York NY
0.40%, 12/01/22	16,000	15,953,127
2.81%, 05/11/23	15,000	14,819,173
3.33%, 02/03/23, (SOFR + 0.280%)(b)	25,000	24,990,907
Mizuho Bank Ltd.
3.83%, 04/26/23, (SOFR + 0.800%)(b)	25,000	25,000,091
3.85%, 04/27/23, (SOFR + 0.800%)(b)	12,500	12,499,618
Mizuho Bank Ltd./New York NY, 3.61%, 02/01/23,
(SOFR + 0.570%)(b)	30,000	30,003,611
MUFG Bank Ltd./New York NY
3.27%, 01/27/23, (SOFR + 0.280%)(b)	25,000	24,984,835
3.32%, 01/24/23, (SOFR + 0.280%)(b)	15,000	14,991,209
Natixis SA/New York NY
2.13%, 11/18/22	10,600	10,592,249
3.26%, 02/07/23, (SOFR + 0.280%)(b)	10,000	9,995,503
Nordea Bank Abp, 2.21%, 12/05/22	40,000	39,940,222
Royal Bank of Canada
0.37%, 11/10/22	10,000	9,991,282
0.40%, 11/15/22	15,000	14,980,274
3.29%, 01/11/23, (SOFR + 0.250%)(b)	18,000	17,992,083
4.05%, 08/22/23	25,000	24,726,662
Standard Chartered Bank PLC, 2.15%, 11/22/22	25,000	24,976,722
Standard Chartered Bank/New York
3.34%, 05/01/23, (SOFR + 0.350%)(b)	25,000	24,959,703
3.35%, 03/13/23, (SOFR + 0.300%)(b)	30,000	29,973,116
3.41%, 07/28/23, (SOFR + 0.420%)(b)	15,000	14,967,428
Sumitomo Mitsui Banking Corp.
2.70%, 04/25/23	50,000	49,412,276
3.05%, 11/25/22	14,500	14,493,662
3.74%, 09/28/23(b)	15,000	14,970,016
Sumitomo Mitsui Banking Corp./New York
3.32%, 01/23/23, (SOFR + 0.280%)(b)	20,000	19,989,681
3.49%, 01/25/23, (SOFR + 0.450%)(b)	20,000	19,997,216
Sumitomo Mitsui Trust Bank Ltd./New York, 3.59%, 01/06/23, (SOFR + 0.550%)(b)	35,000	35,009,092
Swedbank AB, 3.68%, 04/25/23, (SOFR + 0.650%)(b)	35,000	34,995,035
Toronto-Dominion Bank
0.73%, 12/30/22	8,000	7,957,699
2.69%, 04/28/23	10,000	9,875,131
3.70%, 05/01/23	10,000	9,923,467
4.35%, 09/13/23	17,000	16,835,421
4.99%, 05/01/23	15,000	15,000,000
5.20%, 10/11/23	25,000	24,926,970
Westpac Banking Corp. 2.25%, 01/23/23	30,000	29,866,832
4.22%, 09/06/23	17,000	16,831,270

Total Certificates of Deposit — 15.8% (Cost: $1,117,883,336)		1,114,055,580

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper
Alinghi Funding Co. LLC
4.36%, 01/12/23(a)	$6,500	$6,443,060
5.18%, 04/18/23(a)	33,500	32,705,031
Amcor Finance USA Inc., 3.87%, 11/16/22	13,500	13,476,792
Amcor Flexibles North America Inc.
3.62%, 11/04/22	10,000	9,995,979
3.62%, 12/01/22	35,000	34,878,691
3.91%, 11/18/22	22,000	21,957,100
3.95%, 11/22/22	12,865	12,834,024
4.05%, 12/02/22	15,000	14,946,253
Ameren Corp., 3.77%, 11/07/22	9,939	9,931,714
Ameren Illinois Co., 3.94%, 11/22/22	23,000	22,944,719
American Electric Power Co. Inc.
3.50%, 11/03/22	22,840	22,833,336
3.57%, 11/04/22	13,539	13,533,631
3.86%, 11/15/22	25,000	24,959,823
3.94%, 11/22/22	35,000	34,915,877
Amphenol Corp., 3.79%, 11/14/22	40,000	39,941,107
ASB Bank Ltd.
5.35%, 08/11/23	20,000	19,189,969
5.39%, 09/12/23	15,000	14,322,707
AT&T Inc.
3.94%, 11/23/22	40,500	40,398,311
4.12%, 12/16/22	25,000	24,869,155
Avery Dennison Corp., 3.85%, 11/22/22	9,470	9,447,760
Banco Santander SA, 3.81%, 12/06/22	25,000	24,905,000
Bank of Montreal, 2.80%, 05/12/23	12,000	11,859,649
Bell Canada, 3.65%, 11/14/22	25,000	24,964,553
Bell Telephone Co. of Canada or Bell Canada, 3.70%, 11/18/22	20,000	19,963,100
BPCE SA
3.12%, 11/01/22	30,000	29,997,397
4.76%, 02/22/23	10,000	9,851,610
4.80%, 03/01/23	13,500	13,285,558
Brookfield BRP Holdings Canada Inc.
3.50%, 11/03/22	50,000	49,985,412
3.81%, 11/10/22	23,841	23,815,815
Brookfield Infrastructure Holdings Canada Inc., 3.79%, 11/08/22	25,000	24,978,967
CDP Financial Inc.
3.77%, 08/10/23	25,000	23,978,055
5.49%, 09/07/23	10,000	9,547,063
Ciesco LLC, 3.96%, 12/20/22	23,500	23,371,305
Citigroup Global Markets Inc.
4.14%, 01/03/23	20,000	19,853,760
4.20%, 01/09/23	20,000	19,838,106
5.13%, 04/11/23	30,000	29,323,650
Collateralized Commercial Paper V Co. LLC
3.59%, 02/21/23, (SOFR + 0.540%)(b)	28,200	28,195,544
4.40%, 01/13/23	20,000	19,820,632
Commonwealth Bank of Australia, 3.65%, 07/13/23, (SOFR + 0.600%)(a)(b)	35,000	34,975,597
Credit Industriel et Commercial/New York
4.60%, 03/08/23	25,000	24,597,867
5.07%, 05/04/23	15,500	15,106,436
Crown Point Capital Co. LLC, 3.73%, 11/21/22	10,000	9,978,277
DBS Bank Ltd., 3.09%, 11/01/22	25,000	24,997,851
DNB Bank ASA
3.36%, 11/07/22	5,000	4,996,735
4.60%, 03/02/23	10,000	9,846,517

Security	Par (000)	Value

4.94%, 04/28/23	$10,000	$9,760,140
Duke Energy Corp.
3.35%, 11/01/22	55,000	54,994,887
3.85%, 11/14/22	25,000	24,962,628
E.ON SE, 4.01%, 11/28/22	30,000	29,906,713
Enbridge U.S. Inc., 4.29%, 12/16/22	35,000	34,809,125
Enel Finance America LLC
3.80%, 11/03/22	15,000	14,995,574
4.06%, 11/17/22	35,000	34,933,013
4.17%, 11/21/22	20,000	19,951,467
4.27%, 12/05/22	10,000	9,958,651
5.12%, 01/19/23	20,000	19,774,978
Evergy Kansas Central Inc., 3.77%, 11/07/22	10,636	10,628,203
Evergy Missouri West Inc., 3.77%, 11/07/22	32,264	32,240,349
Fidelity National Information Services Inc., 3.89%, 11/18/22	4,000	3,992,240
Fiserv Inc., 3.87%, 11/14/22	48,840	48,766,686
Goldman Sachs International, 3.51%, 11/10/22	10,000	9,990,269
GTA Funding LLC, 4.44%, 01/17/23	20,000	19,809,247
HSBC USA Inc.
5.55%, 08/14/23	15,000	14,364,295
5.59%, 09/07/23	20,000	19,078,576
Kookmin Bank, 5.08%, 04/25/23	25,000	24,393,900
Korea Development Bank (The), 5.15%, 05/26/23	12,500	12,140,625
Korea Development Bank/New York NY, 4.36%, 02/06/23	7,500	7,411,984
La Fayette Asset Securitization LLC
4.71%, 02/01/23	13,666	13,501,661
4.72%, 02/03/23	16,304	16,103,291
Legacy Capital Co. LLC, 3.75%, 11/23/22	16,700	16,660,118
Liberty Street Funding LLC
3.50%, 11/07/22	25,000	24,982,986
4.58%, 01/19/23	35,000	34,647,433
4.60%, 01/20/23	20,000	19,794,980
4.99%, 02/28/23	10,000	9,836,333
Lloyds Bank PLC, 4.68%, 02/07/23	21,250	20,979,727
LMA-Americas LLC
3.55%, 11/08/22	28,287	28,264,716
4.46%, 01/13/23	20,000	19,818,494
5.23%, 05/02/23	18,700	18,215,868
Macquarie Bank Ltd.
3.13%, 11/01/22, (SOFR + 0.350%)	10,000	9,999,129
3.36%, 02/28/23, (SOFR + 0.300%)(a)(b)	25,000	24,977,041
3.39%, 01/10/23, (SOFR + 0.350%)(a)(b)	15,000	14,999,141
3.78%, 04/25/23, (SOFR + 0.750%)(a)(b)	25,000	25,000,018
5.50%, 08/17/23	10,000	9,575,553
Matchpoint Finance PLC, 3.85%, 12/08/22	25,000	24,898,693
Mitsubishi HC Capital America Inc.
3.54%, 11/03/22	23,042	23,035,201
4.38%, 01/03/23	25,000	24,806,800
National Australia Bank Ltd.
3.45%, 04/05/23, (SOFR + 0.400%)(a)(b)	25,000	24,975,700
3.55%, 03/14/23, (SOFR + 0.500%)(a)(b)	10,000	9,998,888
4.45%, 02/01/23	15,000	14,829,655
4.66%, 02/24/23	17,000	16,748,296
Natixis SA/New York NY
3.07%, 11/01/22	37,500	37,496,802
3.46%, 11/10/22	10,000	9,990,389
Nutrien Ltd. 3.58%, 11/03/22	23,364	23,357,028
3.89%, 11/14/22	5,783	5,774,274
3.90%, 11/15/22	25,000	24,959,479
3.91%, 11/16/22	16,844	16,814,804

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2022	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

3.96%, 11/21/22	$23,320	$23,266,267
Pricoa Short Term Funding LLC, 5.46%, 09/13/23	15,000	14,311,846
Raytheon Technologies Corp.
3.78%, 11/08/22	20,000	19,983,196
4.83%, 02/06/23	34,500	34,052,111
Regatta Funding Co. LLC, 4.52%, 01/18/23	10,000	9,901,864
Ridgefield Funding Co. LLC, 4.35%, 01/12/23	35,000	34,693,968
Salisbury Receivables Co. LLC, 4.33%, 02/02/23	30,000	29,664,655
Skandinaviska Enskilda Banken AB
0.16%, 06/01/23	35,000	35,000,000
3.42%, 04/05/23, (SOFR + 0.380%)(a)(b)	25,000	24,975,300
3.46%, 11/10/22	25,000	24,975,972
Skandinaviska Enskilda Banken AB/New York NY, 3.55%, 04/12/23, (SOFR + 0.510%)(b)	20,000	19,986,944
Sony Capital Corp.
3.47%, 11/01/22	40,000	39,996,149
3.54%, 11/02/22	20,000	19,996,066
Spire Inc.
3.89%, 11/17/22	19,875	19,838,594
3.90%, 11/18/22	5,000	4,990,275
3.93%, 11/21/22	21,150	21,101,612
Stanley Black & Decker Inc.
3.72%, 11/21/22	30,000	29,935,075
3.73%, 11/22/22	11,000	10,974,993
Sumitomo Mitsui Trust Bank Ltd., 3.50%, 11/14/22	16,700	16,677,282
Suncorp-Metway Ltd., 3.77%, 11/07/22	10,500	10,492,303
Svenska Handelsbanken AB
3.80%, 07/28/23, (SOFR + 0.750%)(a)(b)	25,000	24,996,279
4.37%, 02/27/23	30,000	29,572,988
4.48%, 03/06/23	25,000	24,613,950
TELUS Corp.
4.41%, 01/10/23	4,365	4,327,354
4.49%, 01/18/23	42,700	42,283,304
4.64%, 02/02/23	23,850	23,564,594
Toronto-Dominion Bank
3.79%, 12/09/22	15,000	14,938,640
4.47%, 02/17/23	20,000	19,732,647
TransCanada PipeLines Ltd.
3.37%, 11/01/22	9,091	9,090,150
3.77%, 11/07/22	25,000	24,981,673
4.14%, 12/12/22	27,500	27,367,817
UBS AG/London, 3.64%, 09/26/23(a)(b)	10,000	9,984,864
Versailles Commercial Paper LLC, 4.41%, 01/11/23	15,000	14,868,840
Victory Receivables Corp.
4.37%, 01/09/23	20,000	19,831,339
4.80%, 02/01/23	15,000	14,816,325
4.83%, 02/08/23	15,000	14,801,542
Virginia Electric & Power Co., 3.58%, 11/08/22	18,232	18,217,491
Volvo Treasury North America LP, 3.89%, 11/17/22	33,655	33,593,352
Vulcan Materials Co., 3.93%, 11/08/22	7,876	7,869,120
Westpac Banking Corp., 4.53%, 03/03/23	5,000	4,923,860

Total Commercial Paper — 39.8% (Cost: $2,812,073,261)		2,807,656,144

Corporate Bonds & Notes

Aerospace & Defense — 0.2%
Lockheed Martin Corp., 4.95%, 10/15/25(c)	6,195	6,200,162

Security	Par (000)	Value

Aerospace & Defense (continued)
Raytheon Technologies Corp., 3.65%, 08/16/23 (Call 07/16/23)(c)	$4,000	$3,958,041

		10,158,203

Agriculture — 0.4%
Cargill Inc.
0.40%, 02/02/24 (Call 01/02/24)(a)	10,165	9,589,634
3.50%, 04/22/25 (Call 04/22/23)(a)(c)	6,825	6,579,149
4.88%, 10/10/25	14,235	14,114,856

		30,283,639

Auto Manufacturers — 4.6%
American Honda Finance Corp.
0.65%, 09/08/23(c)	20,000	19,249,296
0.75%, 08/09/24(c)	3,235	3,000,506
0.88%, 07/07/23(c)	7,025	6,825,560
3.13%, 02/22/23, (3 mo. LIBOR US + 0.150%)(b)(c)	8,820	8,805,317
3.59%, 09/08/23, (3 mo. LIBOR US + 0.420%)(b)	5,790	5,778,112
BMW U.S. Capital LLC
0.75%, 08/12/24(a)	2,925	2,701,275
0.80%, 04/01/24(a)	3,350	3,151,826
3.00%, 08/12/24, (SOFR + 0.380%)(a)(b)	19,960	19,745,009
3.56%, 04/01/24, (SOFR + 0.530%)(a)(b)	15,615	15,545,505
Daimler Finance North America LLC
0.75%, 03/01/24(a)	26,690	25,137,710
1.75%, 03/10/23(a)	13,184	13,045,844
Daimler Trucks Finance North America LLC, 1.13%, 12/14/23(a)	4,000	3,811,723
Hyundai Capital America
0.80%, 04/03/23(a)	21,620	21,186,729
0.80%, 01/08/24(a)	3,000	2,831,482
2.38%, 02/10/23(a)	7,560	7,498,555
2.85%, 11/01/22(a)(c)	8,440	8,440,000
Hyundai Capital Services Inc., 0.75%, 09/15/23(a)	20,000	19,151,164
PACCAR Financial Corp.
0.80%, 06/08/23(c)	2,760	2,696,214
3.15%, 06/13/24	8,865	8,604,552
Toyota Motor Credit Corp.
0.50%, 06/18/24	4,000	3,720,730
2.50%, 03/22/24	15,000	14,494,946
2.90%, 03/30/23(c)	10,000	9,924,873
3.12%, 09/13/24, (SOFR + 0.290%)(b)	12,000	11,855,570
3.24%, 02/13/23, (SOFR + 0.200%)(b)(c)	22,277	22,257,853
3.60%, 03/22/24, (SOFR + 0.320%)(b)	10,000	9,968,849
3.65%, 08/18/25	13,145	12,653,065
4.40%, 09/20/24	15,000	14,863,577
Volkswagen Group of America Finance LLC
0.75%, 11/23/22(a)	15,025	14,982,631
3.72%, 06/07/24(a)(b)	12,380	12,339,901

		324,268,374

Auto Parts & Equipment — 0.0%
Aptiv PLC/Aptiv Corp., 2.40%, 02/18/25 (Call 02/18/23)(c)	3,275	3,051,425

Banks — 12.4%
Banco Santander SA
0.70%, 06/30/24 (Call 06/30/23)(b)	8,200	7,873,605
3.89%, 05/24/24	15,800	15,319,073
Bank of America Corp.
0.52%, 06/14/24 (Call 06/14/23), (SOFR + 0.410%)(b)	18,580	17,935,784
3.00%, 12/20/23 (Call 12/20/22), (3 mo. LIBOR US + 0.790%)(b)	10,000	9,963,992

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.30%, 01/11/23	$10,000	$9,979,615
Series 2025, 3.28%, 02/04/25 (Call 02/04/24), (SOFR + 0.660%)(b)	15,000	14,749,238
Bank of New York Mellon Corp. (The), 3.43%, 06/13/25 (Call 06/13/24)(b)(c)	16,100	15,617,834
BPCE SA, 2.75%, 01/11/23(a)(c)	4,000	3,976,994
Canadian Imperial Bank of Commerce, 3.50%, 09/13/23(c)	4,500	4,439,534
Citigroup Inc., 4.14%, 05/24/25 (Call 05/24/24), (SOFR + 1.372%)(b)(c)	4,770	4,637,267
Cooperatieve Rabobank UA/NY, 3.88%, 08/22/24	16,800	16,421,428
Credit Agricole Corporate & Investment Bank SA, 0.40%, 01/15/23	12,000	11,911,918
Credit Suisse AG/New York NY
0.50%, 02/02/24	5,335	4,880,701
1.00%, 05/05/23	5,000	4,848,232
2.97%, 02/02/24, (SOFR + 0.390%)(b)	15,000	14,400,000
3.47%, 07/10/23, (SOFR + 0.420%)(b)	14,000	13,962,865
3.59%, 01/19/24, (SOFR + 0.540%)(b)	10,000	9,955,035
Deutsche Bank AG/New York NY
4.16%, 05/13/25(c)	6,905	6,569,431
Series E, 0.96%, 11/08/23	20,815	19,796,672
Series E, 3.10%, 11/08/23, (SOFR + 0.500%)(b)	16,220	16,016,763
DNB Bank ASA
2.15%, 12/02/22(a)	14,382	14,355,685
3.72%, 12/02/22, (3 mo. LIBOR US + 0.620%)(a)(b)	5,000	4,998,536
Fifth Third Bank NA, 1.80%, 01/30/23 (Call 12/30/22)	4,560	4,527,936
Goldman Sachs Group Inc. (The)
0.52%, 03/08/23(c)	20,000	19,684,102
1.22%, 12/06/23 (Call 12/06/22)	12,000	11,481,192
0.63%, 11/17/23 (Call 11/17/22), (SOFR + 0.538%)(b)	10,000	9,974,320
3.19%, 11/17/23 (Call 11/17/22), (SOFR + 0.540%)(b)	7,000	6,965,840
HSBC Holdings PLC, 1.16%, 11/22/24 (Call 11/22/23), (SOFR + 0.580%)(b)	6,995	6,564,506
JPMorgan Chase & Co.
0.70%, 03/16/24 (Call 03/16/23), (SOFR + 0.580%)(b)	4,000	3,922,436
3.47%, 03/16/24 (Call 03/16/23), (SOFR + 0.580%)(b)	20,000	19,838,485
3.85%, 06/14/25 (Call 06/14/24)(b)	16,100	15,599,993
KeyBank NA/Cleveland OH
0.43%, 06/14/24 (Call 06/14/23), (SOFR + 0.320%)(b)	10,000	9,683,034
3.18%, 06/14/24 (Call 06/14/23), (SOFR + 0.320%)(b)	15,565	15,386,021
4.15%, 08/08/25(c)	5,370	5,185,808
Kookmin Bank, 2.60%, 11/03/22, (SOFR + 0.320%)(a)(b)	11,000	10,999,992
Korea Development Bank (The), 3.31%, 02/18/23, (3 mo. LIBOR US + 0.350%)(b)	16,455	16,432,374
Macquarie Bank Ltd., 3.34%, 04/06/23, (SOFR + 0.300%)(a)(b)	15,000	14,966,933
Mitsubishi UFJ Financial Group Inc.
4.79%, 07/18/25 (Call 07/18/24)(b)	9,010	8,838,122
5.06%, 09/12/25 (Call 09/12/24)(b)	15,675	15,447,220
Morgan Stanley
0.53%, 01/25/24 (Call 01/25/23), (SOFR + 0.455%)(b)	10,000	9,850,269
0.56%, 11/10/23 (Call 11/10/22), (SOFR + 0.466%)(b)	15,000	14,980,640
0.73%, 04/05/24 (Call 04/05/23), (SOFR + 0.616%)(b)	30,000	29,268,014
3.62%, 04/17/25 (Call 04/17/24), (SOFR + 1.160%)(b)(c)	6,865	6,631,523
3.66%, 01/24/25 (Call 01/24/24), (3 mo. LIBOR US + 0.140%)(b)	15,000	14,722,634
3.75%, 02/25/23(c)	15,384	15,323,958
4.20%, 04/17/25 (Call 04/17/24), (SOFR + 0.950%)(b)	10,000	9,934,000
MUFG Bank Ltd., 3.59%, 05/31/23(b)	25,000	24,957,251

Security	Par (000)	Value

Banks (continued)
National Australia Bank Ltd., 3.66%, 12/13/22, (3 mo. LIBOR US + 0.410%)(a)(b)	$3,500	$3,496,448
National Australia Bank Ltd./New York, 1.88%, 12/13/22(c)	4,460	4,448,166
Nordea Bank Abp
1.00%, 06/09/23(a)	3,135	3,052,916
3.60%, 06/06/25(a)	10,665	10,182,514
4.75%, 09/22/25(a)(c)	16,900	16,554,980
Nordea Bank Abp/New York NY, 0.30%, 01/27/23	8,000	7,922,257
PNC Financial Services Group Inc., 5.67%, 10/28/25(c)	15,526	15,541,719
Santander UK PLC, 2.10%, 01/13/23	2,105	2,090,829
Skandinaviska Enskilda Banken AB
2.20%, 12/12/22(a)	2,845	2,837,405
3.88%, 12/12/22, (3 mo. LIBOR US + 0.645%)(a)(b)	3,000	2,998,009
Societe Generale SA, 4.35%, 06/13/25(a)(c)	15,000	14,472,284
Sumitomo Mitsui Financial Group Inc.
0.51%, 01/12/24	3,580	3,373,308
3.10%, 01/17/23(c)	2,659	2,650,094
Sumitomo Mitsui Trust Bank Ltd.
0.80%, 09/12/23, (SOFR + 0.44%)(a)	12,744	12,246,453
0.80%, 09/16/24(a)(c)	12,000	10,990,685
2.55%, 03/10/25(a)(c)	10,000	9,318,188
3.29%, 09/16/24, (SOFR + 0.440%)(a)(b)	15,000	14,868,115
Svenska Handelsbanken AB
0.63%, 06/30/23(a)	6,310	6,117,645
3.65%, 06/10/25(a)	15,900	15,167,620
Swedbank AB
0.60%, 09/25/23(a)(c)	14,500	13,874,180
1.30%, 06/02/23(a)	6,680	6,519,279
Truist Bank
1.25%, 03/09/23 (Call 02/06/23)	15,000	14,809,660
3.24%, 01/17/24 (Call 01/17/23), (SOFR + 0.200%)(b)	45,000	44,518,270
UBS AG/London
0.38%, 06/01/23(a)	4,440	4,315,460
0.45%, 02/09/24(a)	7,000	6,573,252
0.70%, 08/09/24(a)	4,330	3,978,120
1.38%, 01/13/25 (Call 12/13/24), (SOFR + 0.300%)(a)	6,970	6,377,011
2.96%, 02/09/24, (SOFR + 0.360%)(a)(b)	5,000	4,961,940
3.05%, 08/09/24, (SOFR + 0.450%)(a)(b)	8,470	8,398,504
3.06%, 06/01/23, (SOFR + 0.320%)(a)(b)	8,470	8,451,281
UBS Group AG, 4.49%, 08/05/25 (Call 08/05/24)(a)(b)	8,810	8,510,680
Westpac Banking Corp.
1.02%, 11/18/24	3,550	3,272,471
2.00%, 01/13/23(c)	2,375	2,363,746
2.95%, 11/18/24, (SOFR + 0.300%)(b)	12,445	12,253,266

		871,283,560

Beverages — 0.8%
Coca-Cola Europacific Partners PLC, 0.50%, 05/05/23(a)	52,207	50,933,348
PepsiCo Inc., 0.75%, 05/01/23	1,615	1,584,085

		52,517,433

Biotechnology — 0.2%
Gilead Sciences Inc., 0.75%, 09/29/23 (Call 11/14/22)	15,971	15,371,310

Chemicals — 0.2%
Ecolab Inc., 0.90%, 12/15/23 (Call 12/15/22)(c)	8,800	8,413,574
Sherwin-Williams Co. (The), 4.05%, 08/08/24	7,310	7,171,795

		15,585,369

Cosmetics & Personal Care — 0.2%
GSK Consumer Healthcare Capital U.S. LLC, 3.02%, 03/24/24	9,235	8,909,979

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2022	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
Unilever Capital Corp., 0.63%, 08/12/24 (Call 12/01/22)(c)	$5,975	$5,558,414

		14,468,393

Diversified Financial Services — 0.8%
American Express Co. 0.75%, 11/03/23	10,000	9,581,158
2.51%, 11/03/23, (SOFR + 0.230%)(b)	10,000	9,928,175
3.38%, 05/03/24	7,600	7,371,249
3.68%, 03/04/25 (Call 02/01/25), (SOFR + 0.930%)(b)	8,235	8,210,589
Capital One Financial Corp., 4.17%, 05/09/25 (Call 05/09/24)(b)	15,800	15,184,039
LSEGA Financing PLC, 0.65%, 04/06/24 (Call 03/06/24)(a)	3,895	3,636,066

		53,911,276

Electric — 3.9%
Dominion Energy Inc., Series D, 3.82%, 09/15/23 (Call 11/21/22), (3 mo. LIBOR US + 0.530%)(b)	30,560	30,464,644
Duke Energy Corp., 3.07%, 06/10/23, (SOFR + 0.250%)(b)	14,765	14,670,554
Eversource Energy, 2.88%, 08/15/23, (SOFR + 0.250%)(b)	23,850	23,719,643
Florida Power & Light Co.
2.87%, 05/10/23 (Call 11/14/22), (SOFR + 0.250%)(b)	11,020	10,982,171
3.42%, 01/12/24 (Call 11/14/22), (SOFR + 0.250%)(b)	8,240	8,152,007
National Rural Utilities Cooperative Finance Corp. 3.00%, 08/07/23, (SOFR + 0.330%)(b)	16,150	16,106,129
Series D, 3.36%, 10/18/24, (SOFR + 0.330%)(b)	5,000	4,931,771
NextEra Energy Capital Holdings Inc. 0.65%, 03/01/23	6,888	6,791,814
2.69%, 11/03/23 (Call 12/01/22), (SOFR + 0.400%)(b)	30,000	29,642,925
2.94%, 03/21/24 (Call 12/01/22)(c)	15,000	14,522,552
3.25%, 02/22/23 (Call 12/01/22), (3 mo. LIBOR US + 0.270%)(b)	45,000	44,919,283
3.28%, 03/01/23, (SOFR + 0.540%)(b)	9,305	9,292,602
4.26%, 09/01/24	10,000	9,805,314
PPL Electric Utilities Corp. 3.35%, 06/24/24 (Call 11/14/22), (SOFR + 0.330%)(b)	8,065	7,953,685
3.89%, 09/28/23 (Call 11/14/22), (3 mo. LIBOR US + 0.250%)(b)	8,710	8,683,081
WEC Energy Group Inc. 0.55%, 09/15/23(c)	21,955	21,064,829
5.00%, 09/27/25 (Call 08/27/25)	7,465	7,435,667
Xcel Energy Inc., 0.50%, 10/15/23 (Call 09/15/23)	7,560	7,214,975

		276,353,646

Food — 1.1%
Hormel Foods Corp., 0.65%, 06/03/24 (Call 12/01/22)(c)	12,125	11,324,746
Nestle Holdings Inc. 0.61%, 09/14/24 (Call 09/14/23)(a)	35,000	32,360,182
4.00%, 09/12/25(a)(c)	17,000	16,674,970
Walmart Inc., 3.90%, 09/09/25(c)	20,000	19,581,146

		79,941,044

Gas — 0.7%
Atmos Energy Corp. 0.63%, 03/09/23 (Call 11/16/22)	8,175	8,056,999
3.57%, 03/09/23 (Call 12/01/22), (3 mo. LIBOR US + 0.380%)(b)	23,770	23,713,826
CenterPoint Energy Resources Corp., 0.70%, 03/02/23 (Call 12/01/22)(c)	15,935	15,713,844

		47,484,669

Health Care - Products — 0.8%
Thermo Fisher Scientific Inc. 0.80%, 10/18/23 (Call 12/01/22)	30,000	28,787,479
3.38%, 04/18/23 (Call 12/01/22), (SOFR + 0.350%)(b)	20,000	19,968,418

Security	Par (000)	Value

Health Care - Products (continued)
3.56%, 10/18/24 (Call 12/01/22), (SOFR + 0.530%)(b)	$9,215	$9,115,293

		57,871,190

Health Care - Services — 0.9%
Roche Holdings Inc. 1.88%, 03/08/24(a)	15,000	14,416,650
2.99%, 03/05/24, (SOFR + 0.240%)(a)(b)	5,370	5,333,207
3.15%, 09/11/23, (SOFR + 0.240%)(a)(b)	15,000	14,971,677
UnitedHealth Group Inc. 0.55%, 05/15/24 (Call 11/14/22)(c)	15,135	14,161,540
5.00%, 10/15/24	17,600	17,607,744

		66,490,818

Insurance — 3.4%
Athene Global Funding, 2.51%, 03/08/24(a)	10,000	9,529,939
Brighthouse Financial Global Funding 1.20%, 12/15/23(a)(c)	17,000	16,185,475
2.99%, 02/24/23, (SOFR + 0.310%)(a)(b)	23,890	23,858,057
Jackson National Life Global Funding, 3.64%, 01/06/23, (SOFR + 0.600%)(a)(b)	26,000	25,987,069
MassMutual Global Funding II 0.85%, 06/09/23, (SOFR + 0.55%)(a)	8,328	8,124,702
4.15%, 08/26/25(a)	7,302	7,079,857
MET Tower Global Funding, 3.58%, 01/17/23, (SOFR + 0.550%)(a)(b)	22,000	21,994,391
Metropolitan Life Global Funding I 0.55%, 06/07/24(a)(c)	3,590	3,321,573
3.36%, 01/07/24, (SOFR + 0.320%)(a)(b)	27,000	26,770,999
3.61%, 01/13/23, (SOFR + 0.570%)(a)(b)	16,460	16,464,214
New York Life Global Funding 3.15%, 06/06/24(a)	8,400	8,148,840
3.18%, 06/06/24(a)(b)	9,130	9,065,698
3.60%, 08/05/25(a)(c)	16,500	15,786,208
Northwestern Mutual Global Funding, 4.00%, 07/01/25(a)(c) .	16,300	15,773,938
Principal Life Global Funding II 0.75%, 08/23/24(a)	660	606,590
3.07%, 08/23/24, (SOFR + 0.380%)(a)(b)	635	626,312
Protective Life Global Funding 0.33%, 12/09/22(a)	15,000	14,941,066
0.63%, 10/13/23(a)(c)	4,820	4,619,099
3.58%, 03/31/23(a)(b)	9,525	9,517,465

		238,401,492

Internet — 0.5%
Amazon.com Inc. 0.25%, 05/12/23(c)	9,205	8,991,084
2.73%, 04/13/24(c)	20,000	19,473,228
3.00%, 04/13/25(c)	10,000	9,622,976

		38,087,288

Machinery — 1.3%
Caterpillar Financial Services Corp. 0.95%, 01/10/24(c)	20,000	19,093,498
2.89%, 05/17/24, (SOFR + 0.245%)(b)	10,000	9,932,710
3.10%, 09/13/24, (SOFR + 0.270%)(b)	15,620	15,443,214
John Deere Capital Corp. 0.90%, 01/10/24	3,605	3,441,344
3.16%, 07/10/23, (SOFR + 0.120%)(b)	7,330	7,296,404
3.24%, 10/11/24, (SOFR + 0.200%)(b)	14,290	14,106,802
3.40%, 06/06/25(c)	10,390	10,021,311
Rockwell Automation Inc., 0.35%, 08/15/23 (Call 11/14/22)	9,050	8,724,455

		88,059,738

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing — 0.3%
Siemens Financieringsmaatschappij NV, 3.25%, 03/11/24, (SOFR + 0.430%)(a)(b)(c)	$18,980	$18,921,490

Media — 0.0%
Comcast Corp., 5.25%, 11/07/25	2,950	2,949,203

Oil & Gas — 0.8%
Chevron Corp., 1.14%, 05/11/23(c)	4,510	4,425,890
Chevron USA Inc., 3.12%, 08/11/23, (3 mo. LIBOR US + 0.200%)(b)	37,065	36,973,779
ConocoPhillips Co., 2.13%, 03/08/24 (Call 12/01/22)	16,000	15,406,091

		56,805,760

Pharmaceuticals — 0.4%
AstraZeneca PLC, 0.30%, 05/26/23	24,000	23,393,932
GSK Consumer Healthcare Capital U.S. LLC, 3.93%, 03/24/24(a)	2,150	2,143,209

		25,537,141

Pipelines — 0.8%
Enbridge Inc. 0.55%, 10/04/23	5,380	5,142,715
2.15%, 02/16/24	5,530	5,317,206
3.05%, 02/17/23, (SOFR + 0.400%)(b)	11,350	11,329,076
3.26%, 02/16/24, (SOFR + 0.630%)(b)	10,125	10,013,060
TransCanada PipeLines Ltd., 1.00%, 10/12/24 (Call 09/12/24)	27,205	24,974,741

		56,776,798

Retail — 0.4%
Home Depot Inc. (The), 4.00%, 09/15/25 (Call 08/15/25)	5,170	5,061,018
Lowe’s Companies Inc., 4.40%, 09/08/25	11,510	11,282,509
McDonald’s Corp., 3.35%, 04/01/23 (Call 03/01/23)(c)	1,263	1,256,104
Starbucks Corp., 3.05%, 02/14/24 (Call 02/14/23), (SOFR + 0.420%)(b)	11,515	11,466,983

		29,066,614

Savings & Loans — 0.4%
Nationwide Building Society 0.55%, 01/22/24(a)	16,520	15,497,785
2.00%, 01/27/23(a)	15,890	15,766,524

		31,264,309

Semiconductors — 0.7%
Analog Devices Inc., 3.28%, 10/01/24, (SOFR + 0.250%)(b)	15,330	15,086,611
NVIDIA Corp. 0.31%, 06/15/23 (Call 12/01/22)	28,000	27,231,500
0.58%, 06/14/24 (Call 06/14/23)	5,305	4,949,202

		47,267,313

Software — 0.2%
Adobe Inc., 1.70%, 02/01/23	4,010	3,980,127
salesforce.com Inc., 0.63%, 07/15/24 (Call 12/01/22)(c)	9,415	8,769,183

		12,749,310

Telecommunications — 0.7%
Bell Telephone Co. of Canada or Bell Canada (The), Series US-3, 0.75%, 03/17/24	21,081	19,829,491
NTT Finance Corp. 0.58%, 03/01/24(a)(c)	6,005	5,647,819
4.14%, 07/26/24(a)	2,830	2,776,969

Security	Par (000)	Value

Telecommunications (continued)
Verizon Communications Inc. 0.75%, 03/22/24(c)	$3,580	$3,380,363
3.48%, 03/22/24, (SOFR + 0.500%)(b)	16,955	16,814,339

		48,448,981

Total Corporate Bonds & Notes — 37.1% (Cost: $2,674,281,467)		2,613,375,786

Municipal Debt Obligations

Alabama — 0.0%
Alabama Federal Aid Highway Finance Authority RB, 0.45%, 09/01/23	3,545	3,413,948

Arizona — 0.0%
County of Pima AZ COP, 0.48%, 12/01/22	1,020	1,016,675

California — 0.0%
Port of Oakland RB, 0.82%, 05/01/23	400	391,369

New York — 2.4%
Deutsche Bank Spears/Lifers Trust RB, 3.27%, 04/01/31 (Put 11/07/22)(a)(d)	51,500	51,500,000
Long Island Power Authority RB 0.36%, 03/01/23 (Call 12/01/22)	6,800	6,703,080
0.76%, 03/01/23 (Call 12/01/22)	1,290	1,273,227
Mizuho Floater/Residual Trust RB
VRDN, 3.34%, 02/01/23 (Put 12/05/22)(a)(d)	13,000	13,000,000
VRDN, 3.34%, 07/01/25 (Put 12/05/22)(a)(d)	27,180	27,180,000
VRDN, 3.49%, 09/01/27 (Put 01/29/23)(a)(d)	11,000	11,000,000
VRDN, 3.34%, 02/15/41 (Put 12/05/22)(a)(d)	4,918	4,918,091
VRDN, 3.49%, 09/01/26 (Put 01/29/23)(a)(d)	6,000	6,000,000
VRDN, 3.49%, 03/01/31 (Put 01/29/23)(a)(d)	18,000	18,000,000
VRDN, 3.49%, 03/01/31 (Put 01/29/23)(a)(d)	8,640	8,640,000
New York State Dormitory Authority RB, 2.01%, 03/15/23	1,765	1,747,444
Port Authority of New York & New Jersey RB, Series AAA, 1.09%, 07/01/23	12,570	12,251,124
Taxable Municipal Funding Trust RB
VRDN, 3.81%, 01/16/25 (Put 12/05/22)(a)(d)	1,085	1,085,000
VRDN, 3.81%, 09/01/30 (Put 12/05/22)(a)(d)	4,350	4,350,000

		167,647,966

Total Municipal Debt Obligations — 2.4% (Cost $173,063,091)		172,469,958

Repurchase Agreements(b)(e)

Bank of America Securities Inc., 3.57%, 11/01/22 (Purchased on 10/31/22 to be repurchased at $7,000,694, collateralized by non-agency mortgage-backed security, 0.00% to 3.64%, due 10/25/59 to 07/25/60, par and fair value of $32,537,811 and $8,289,226, respectively)	7,000	7,000,000
Bank of America Securities Inc., 3.39%, 11/01/22 (Purchased on 10/31/22 to be repurchased at $35,003,296, collateralized by non-agency mortgage-backed security, 3.96% to 8.00%, due 08/27/29 to 09/26/50, par and fair value of $52,685,123 and $41,165,226, respectively)	35,000	35,000,000

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2022	BlackRock Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

BNP Paribas, 3.42%, 11/01/22 (Purchased on 10/31/22 to be repurchased at $20,001,900, collateralized by non-agency mortgage-backed security, 2.05% to 11.50%, due 09/15/23 to 01/01/99, par and fair value of $24,383,960 and $21,576,005, respectively)	$20,000	$20,000,000
Citigroup Global Markets Inc., 3.36%, 11/01/22 (Purchased on 10/31/22 to be repurchased at $9,000,840, collateralized by non-agency mortgage-backed security, 1.75% to 5.81%, due 10/21/30 to 07/25/68, par and fair value of $11,283,863 and $10,306,011, respectively)	9,000	9,000,000
Citigroup Global Markets Inc., 3.38%, 11/01/22 (Purchased on 10/31/22 to be repurchased at $12,001,127, collateralized by non-agency mortgage-backed security, 1.75% to 5.81%, due 10/21/30 to 07/25/68, par and fair value of $16,627,953 and $12,655,003, respectively)	12,000	12,000,000
Credit Suisse Securities (USA) LLC, 3.66%, 11/01/22 (Purchased on 10/31/22 to be repurchased at $35,003,558, collateralized by non-agency mortgage-backed security, 0.00% to 9.50%, due 11/25/35 to 03/25/67, par and fair value of $735,783,974 and $40,140,106, respectively)	35,000	35,000,000
Goldman Sachs & Co. LLC, 3.57%, 11/01/22 (Purchased on 10/31/22 to be repurchased at $60,005,950, collateralized by non-agency mortgage-backed security, 0.0% to 10.29%, due 10/09/26 to 11/25/51, par and fair value of $104,066,912 and 68,896,183, respectively)	60,000	60,000,000
Mizuho Securities USA Inc., 3.52%, 11/01/22 (Purchased on 10/31/22 to be repurchased at $6,000,587, collateralized by non-agency mortgage-backed security, 4.00%, due 10/31/29, par and fair value of $6,158,900 and $6,119,421, respectively)	6,000	6,000,000
Mizuho Securities USA Inc., 3.62%, 11/01/22 (Purchased on 10/31/22 to be repurchased at $30,003,017, collateralized by non-agency mortgage-backed security, 1.99% to 7.95%, due 04/1/24 to 10/25/59, par and fair value of $53,899,995 and $34,414,869, respectively)	30,000	30,000,000
Wells Fargo Securities, 3.55%, 11/01/22 (Purchased on 10/31/22 to be repurchased at $25,002,465, collateralized by non-agency mortgage-backed security, 0.00% to 7.16%, due 01/15/25 to 10/25/59, par and fair value of $43,695,081 and $28,710,683, respectively)	25,000	25,000,000

Total Repurchase Agreements — 3.4% (Cost: $239,000,000)		239,000,000

Security	Par/ Shares (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 0.1%
U.S. Treasury Note/Bond, 0.25%, 09/30/23	$10,000	$9,609,375

Total U.S. Government Obligations — 0.1% (Cost: $9,994,540)		9,609,375

Money Market Funds

BlackRock Cash Funds: Institutional, SL Agency Shares, 3.29%(f)(g)(h)	56,999	56,987,823

Total Money Market Funds — 0.8% (Cost: $56,989,604)		56,987,823

Total Investments — 101.5% (Cost: $7,234,880,237)		7,162,863,331

Liabilities in Excess of Other Assets — (1.5)%		(109,322,152)

Net Assets — 100.0%		$7,053,541,179

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	All or a portion of this security is on loan.
(d)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(e)	Maturity date represents next reset date.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$17,719,634	$39,302,794	(a)	$—	$(32,824)	$(1,781)	$56,987,823	56,999	$108,258	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	0	(a)	—	—	—	—	—	18,753		—

					$(32,824)	$(1,781)	$56,987,823		$127,011		$—

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	BlackRock Ultra Short-Term Bond ETF

Affiliates (continued)

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Asset-Backed Securities	$—	$149,708,665	$—	$149,708,665
Certificates of Deposit	—	1,114,055,580	—	1,114,055,580
Commercial Paper	—	2,807,656,144	—	2,807,656,144
Corporate Bonds & Notes	—	2,613,375,786	—	2,613,375,786
Municipal Debt Obligations	—	172,469,958	—	172,469,958
Repurchase Agreements	—	239,000,000	—	239,000,000
U.S. Government Obligations	—	9,609,375	—	9,609,375
Money Market Funds	56,987,823	—	—	56,987,823

	$56,987,823	$7,105,875,508	$—	$7,162,863,331

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Statements of Assets and Liabilities

October 31, 2022

	BlackRock Short Maturity Bond ETF	BlackRock Short Maturity Municipal Bond ETF	BlackRock Ultra Short-Term Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$3,957,713,045	$544,966,926	$6,866,875,508
Investments, at value — affiliated(c)	268,092,775	28,912	56,987,823
Repurchase agreements, at value — unaffiliated(d)	100,000,000	—	239,000,000
Cash	13,021,129	15,037,302	677,029
Foreign currency, at value(e)	4,216,591	—	—
Receivables:
Investments sold	289,551	—	—
Securities lending income — affiliated	32,373	—	15,289
Dividends — unaffiliated	—	394	—
Dividends — affiliated	617,117	254	5,987,359
Interest — unaffiliated	18,762,395	2,184,344	12,362,310
Unrealized appreciation on forward foreign currency exchange contracts	688,209	—	—

Total assets	4,363,433,185	562,218,132	7,181,905,318

LIABILITIES
Collateral on securities loaned, at value	77,913,142	—	57,022,457
Payables:
Investments purchased	—	41,149,848	70,865,872
Capital shares redeemed	54,063,878	—	—
Investment advisory fees	905,452	108,669	475,810
Unrealized depreciation on forward foreign currency exchange contracts	385,092	—	—

Total liabilities	133,267,564	41,258,517	128,364,139

NET ASSETS	$4,230,165,621	$520,959,615	$7,053,541,179

NET ASSETS CONSIST OF
Paid-in capital	$4,341,331,077	$524,069,902	$7,109,872,054
Accumulated loss	(111,165,456)	(3,110,287)	(56,330,875)

NET ASSETS	$4,230,165,621	$520,959,615	$7,053,541,179

NET ASSET VALUE
Shares outstanding	86,050,000	10,500,000	141,100,000

Net asset value	$49.16	$49.62	$49.99

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$4,056,497,033	$548,774,446	$6,938,890,633
(b) Securities loaned, at value	$75,001,180	$—	$55,410,058
(c) Investments, at cost — affiliated	$268,096,491	$28,912	$56,989,604
(d) Repurchase agreements, at cost — unaffiliated	$100,000,000	$—	$239,000,000
(e) Foreign currency, at cost	$4,201,675	$—	$—

See notes to financial statements.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2022

	BlackRock Short Maturity Bond ETF	BlackRock Short Maturity Municipal Bond ETF	BlackRock Ultra Short-Term Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$2,217,681	$3,902	$21,639
Interest — unaffiliated	61,794,349	3,545,804	83,104,140
Securities lending income — affiliated — net	155,468	—	105,372
Other income — unaffiliated	210,325	—	—
Foreign taxes withheld	(1,327)	—	—

Total investment income	64,376,496	3,549,706	83,231,151

EXPENSES
Investment advisory	11,379,383	884,889	5,125,738
Professional	217	217	217

Total expenses	11,379,600	885,106	5,125,955

Less:
Investment advisory fees waived	(158,671)	—	—

Total expenses after fees waived	11,220,929	885,106	5,125,955

Net investment income	53,155,567	2,664,600	78,105,196

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,074,552)	(66)	22,739
Investments — affiliated	(43,078)	(828)	(32,824)
Forward foreign currency exchange contracts	18,266,401	—	—
Foreign currency transactions	507,944	—	—
In-kind redemptions — unaffiliated(a)	(658,147)	—	—

	13,998,568	(894)	(10,085)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(102,444,008)	(4,216,983)	(73,933,604)
Investments — affiliated	(12,430)	—	(1,781)
Forward foreign currency exchange contracts	(168,618)	—	—
Foreign currency translations	11,875	—	—

	(102,613,181)	(4,216,983)	(73,935,385)

Net realized and unrealized loss	(88,614,613)	(4,217,877)	(73,945,470)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(35,459,046)	$(1,553,277)	$4,159,726

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets

	BlackRock Short Maturity Bond ETF		BlackRock Short Maturity Municipal Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/22	Year Ended 10/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$53,155,567	$35,445,063	$2,664,600	$964,192
Net realized gain (loss)	13,998,568	5,840,631	(894)	(4,755)
Net change in unrealized appreciation (depreciation)	(102,613,181)	(9,550,521)	(4,216,983)	(395,104)

Net increase (decrease) in net assets resulting from operations	(35,459,046)	31,735,173	(1,553,277)	564,333

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(49,011,290)	(39,578,305)	(1,873,888)	(1,005,763)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(539,564,075)	464,293,661	231,217,779	2,519,567

NET ASSETS
Total increase (decrease) in net assets	(624,034,411)	456,450,529	227,790,614	2,078,137
Beginning of year	4,854,200,032	4,397,749,503	293,169,001	291,090,864

End of year	$4,230,165,621	$4,854,200,032	$520,959,615	$293,169,001

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Ultra Short-Term Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$78,105,196	$23,822,908
Net realized gain (loss)	(10,085)	115,920
Net change in unrealized appreciation (depreciation)	(73,935,385)	(9,452,665)

Net increase in net assets resulting from operations	4,159,726	14,486,163

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(62,518,287)	(24,852,336)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,305,237,758	894,302,572

NET ASSETS
Total increase in net assets	1,246,879,197	883,936,399
Beginning of year	5,806,661,982	4,922,725,583

End of year	$7,053,541,179	$5,806,661,982

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Short Maturity Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20		Year Ended 10/31/19		Year Ended 10/31/18

Net asset value, beginning of year	$50.07	$50.15	$50.36		$50.12		$50.25

Net investment income(a)	0.58	0.38	0.91		1.37		1.11
Net realized and unrealized gain (loss)(b)	(0.95)	(0.03)	(0.16)		0.21		(0.23)

Net increase (decrease) from investment operations	(0.37)	0.35	0.75		1.58		0.88

Distributions from net investment income(c)	(0.54)	(0.43)	(0.96)		(1.34)		(1.01)

Net asset value, end of year	$49.16	$50.07	$50.15		$50.36		$50.12

Total Return(d)
Based on net asset value	(0.75)%	0.70%	1.51%		3.19%		1.78%

Ratios to Average Net Assets(e)
Total expenses	0.25%	0.25%	0.25%		0.25%		0.25%

Total expenses after fees waived	0.25%	0.25%	0.25%		0.25%		0.25%

Net investment income	1.17%	0.76%	1.81%		2.73%		2.21%

Supplemental Data
Net assets, end of year (000)	$4,230,166	$4,854,200	$4,397,750		$6,260,259		$4,981,818

Portfolio turnover rate(f)	44%	55%	67	%(g)	58	%(g)	48%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

(g)	Includes mortgage dollar roll transactions (“MDRs”).

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Short Maturity Municipal Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of year	$50.11	$50.19	$50.13	$49.85	$50.01

Net investment income(a)	0.37	0.17	0.51	0.81	0.68
Net realized and unrealized gain (loss)(b)	(0.62)	(0.07)	0.13	0.26	(0.21)

Net increase (decrease) from investment operations	(0.25)	0.10	0.64	1.07	0.47

Distributions from net investment income(c)	(0.24)	(0.18)	(0.58)	(0.79)	(0.63)

Net asset value, end of year	$49.62	$50.11	$50.19	$50.13	$49.85

Total Return(d)
Based on net asset value	(0.51)%	0.19%	1.29%	2.16%	0.95%

Ratios to Average Net Assets(e)
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	0.75%	0.34%	1.02%	1.63%	1.35%

Supplemental Data
Net assets, end of year (000)	$520,960	$293,169	$291,091	$210,532	$127,111

Portfolio turnover rate(f)	98%	52%	108%	170%	221%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Ultra Short-Term Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of year	$50.45	$50.54	$50.41	$50.15	$50.12

Net investment income(a)	0.61	0.22	0.69	1.38	1.16
Net realized and unrealized gain (loss)(b)	(0.60)	(0.07)	0.25	0.23	(0.16)

Net increase from investment operations	0.01	0.15	0.94	1.61	1.00

Distributions from net investment income(c)	(0.47)	(0.24)	(0.81)	(1.35)	(0.97)

Net asset value, end of year	$49.99	$50.45	$50.54	$50.41	$50.15

Total Return(d)
Based on net asset value	0.03%	0.29%	1.89%	3.25%	2.02%

Ratios to Average Net Assets(e)
Total expenses	0.08%	0.08%	0.08%	0.08%	0.08%

Net investment income	1.22%	0.44%	1.36%	2.74%	2.33%

Supplemental Data
Net assets, end of year (000)	$7,053,541	$5,806,662	$4,922,726	$2,195,391	$601,794

Portfolio turnover rate(f)	27%	47%	54%	16%	32%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

BlackRock ETF	Diversification Classification

Short Maturity Bond	Diversified
Short Maturity Municipal Bond	Diversified
Ultra Short-Term Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•	Repurchase agreements are valued at amortized cost, which approximates market value.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared agreements, a third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund. In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

The following table summarizes the open repurchase agreements as of October 31, 2022 which are subject to offset under an MRA:

BlackRock ETF and Counterparty	Market Value of Repurchase Agreements	Cash Collateral Received at value	Non-Cash Collateral Received at Fair Value	(a)	Net Amount
Short Maturity Bond
Goldman Sachs & Co.	$100,000,000	$—	$100,000,000		$—

Ultra Short-Term Bond
Bank of America Securities Inc.	$42,000,000	$—	$42,000,000		$—
BNP Paribas	20,000,000	—	20,000,000		—
Citigroup Global Markets Inc.	21,000,000	—	21,000,000		—
Credit Suisse Securities (USA) LLC	35,000,000	—	35,000,000		—
Goldman Sachs & Co. LLC	60,000,000	—	60,000,000		—
Mizuho Securities USA Inc.	36,000,000	—	36,000,000		—
Wells Fargo Securities	25,000,000	—	25,000,000		—

	$239,000,000	$—	$239,000,000		$—

(a)

Collateral received in excess of the market value of repurchase agreements is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

BlackRock ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Short Maturity Bond
Barclays Bank PLC	$4,271,324	$(4,271,324)	$—		$—
Barclays Capital, Inc.	297,977	(297,977)	—		—
BMO Capital Markets Corp.	153,618	(153,618)	—		—
BNP Paribas SA	1,006,672	(1,006,672)	—		—
BofA Securities, Inc.	5,914,556	(5,914,556)	—		—
Citigroup Global Markets, Inc.	4,976	(4,976)	—		—
Goldman Sachs & Co. LLC	16,176,524	(16,176,524)	—		—
J.P. Morgan Securities LLC	25,527,615	(25,527,615)	—		—
Mitsubishi UFJ Securities Holdings Co., Ltd.	6,335,756	(6,335,756)	—		—
Morgan Stanley	14,136,992	(14,136,992)	—		—
Pershing LLC	38,951	(38,951)	—		—
Wells Fargo Securities LLC	1,136,219	(1,136,219)	—		—

	$75,001,180	$(75,001,180)	$—		$—

Ultra Short-Term Bond
Barclays Capital, Inc.	$2,718,766	$(2,718,766)	$—		$—
BMO Capital Markets Corp.	625,802	(625,802)	—		—
BNP Paribas SA	157,779	(157,779)	—		—
BofA Securities, Inc.	13,145,713	(13,145,713)	—		—
Credit Suisse Securities (USA) LLC	1,552,814	(1,552,814)	—		—
HSBC Securities (USA), Inc.	6,204,138	(6,204,138)	—		—
J.P. Morgan Securities LLC	26,406,788	(26,406,788)	—		—
Nomura Securities International, Inc.	1,370,607	(1,370,607)	—		—
Wells Fargo Securities LLC	3,227,651	(3,227,651)	—		—

	$55,410,058	$(55,410,058)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

BlackRock ETF	Investment Advisory Fees
Short Maturity Bond	0.25%
Short Maturity Municipal Bond	0.25
Ultra Short-Term Bond	0.08

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

For the BlackRock Short Maturity Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 28, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts Waived
Short Maturity Bond	$ 158,671

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

BlackRock ETF	Amounts
Short Maturity Bond	$55,682
Ultra Short-Term Bond	37,569

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2022, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

BlackRock ETF	Purchases	Sales	Net Realized Gain (Loss)
Short Maturity Municipal Bond	$24,826,755	$18,406,316	$—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

	Other Securities

BlackRock ETF	Purchases	Sales

Short Maturity Bond	$1,746,164,355	$2,011,521,849
Short Maturity Municipal Bond	543,494,993	327,942,050
Ultra Short-Term Bond	1,100,706,982	711,842,432

For the year ended October 31, 2022, in-kind transactions were as follows:

BlackRock ETF	In-kind Purchases	In-kind Sales

Short Maturity Bond	$—	$59,866,441

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2022, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

BlackRock ETF	Paid-in Capital	Accumulated Earnings (Loss)
Short Maturity Bond	$(658,147)	$658,147

The tax character of distributions paid was as follows:

BlackRock ETF	Year Ended 10/31/22	Year Ended 10/31/21
Short Maturity Bond
Ordinary income	$49,011,290	$39,578,305

Short Maturity Municipal Bond
Tax-exempt income(a)	$1,873,888	$1,005,763

Ultra Short-Term Bond
Ordinary income	$62,518,287	$24,852,336

(a)	The Funds designate these amounts paid during the fiscal year ended October 31, 2022, as exempt-interest dividends.

As of October 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

BlackRock ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
Short Maturity Bond	$11,678,920	$(37,653,426)	$(85,190,950)	$(111,165,456)
Short Maturity Municipal Bond	846,909	(120,691)	(3,836,505)	(3,110,287)
Ultra Short-Term Bond	18,032,965	(2,189,489)	(72,174,351)	(56,330,875)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and amortization methods for premiums and discounts on fixed income securities.

As of October 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

BlackRock ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short Maturity Bond	$4,427,456,118	$4,046,916	$(89,252,990)	$(85,206,074)
Short Maturity Municipal Bond	548,832,343	90,951	(3,927,456)	(3,836,505)
Ultra Short-Term Bond	7,235,037,682	379,648	(72,553,999)	(72,174,351)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

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Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 10/31/22		Year Ended 10/31/21
BlackRock ETF	Shares	Amount	Shares	Amount

Short Maturity Bond
Shares sold	17,200,000	$852,350,848	18,900,000	$948,305,065
Shares redeemed	(28,100,000)	(1,391,914,923)	(9,650,000)	(484,011,404)

	(10,900,000)	$(539,564,075)	9,250,000	$464,293,661

Short Maturity Municipal Bond
Shares sold	4,900,000	$243,687,671	1,250,000	$62,769,891
Shares redeemed	(250,000)	(12,469,892)	(1,200,000)	(60,250,324)

	4,650,000	$231,217,779	50,000	$2,519,567

Ultra Short-Term Bond
Shares sold	42,250,000	$2,119,194,220	30,000,000	$1,515,394,891
Shares redeemed	(16,250,000)	(813,956,462)	(12,300,000)	(621,092,319)

	26,000,000	$1,305,237,758	17,700,000	$894,302,572

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares U.S. ETF Trust and Shareholders of each of the three funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

BlackRock Short Maturity Bond ETF

BlackRock Short Maturity Municipal Bond ETF

BlackRock Ultra Short-Term Bond ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2022:

iShares ETF	Federal Obligation Interest
Short Maturity Bond	$48,290
Ultra Short-Term Bond	28,739

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2022:

iShares ETF	Interest Dividends
Short Maturity Bond	$52,524,087
Ultra Short-Term Bond	72,136,164

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2022:

iShares ETF	Interest-Related Dividends
Short Maturity Bond	$42,331,444
Ultra Short-Term Bond	66,656,361

I M P O R T A N T T A X I N F O R M A T I O N	51

Board Review and Approval of Investment Advisory Contract

BlackRock Short Maturity Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

BlackRock Short Maturity Municipal Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process

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Board Review and Approval of Investment Advisory Contract  (continued)

whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

BlackRock Ultra Short-Term Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited, (together the Advisory Agreements”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and

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Board Review and Approval of Investment Advisory Contract  (continued)

regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFAand its affiliates; and (vi) other benefits to BFAand/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rate and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited for sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited under the Advisory Agreements for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited, which were provided at the May 3, 2022 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
BlackRock ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Short Maturity Bond	$0.537617	$—	$ —	$0.537617	100%	—%	—%		100%
Ultra Short-Term Bond(a)	0.474723	—	0.000244	0.474967	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 379 funds as of October 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2011); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	59

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (61)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (58)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (52)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	61

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	Ambac Assurance Corp.

CLO	Collateralized Loan Obligation

COP	Certificates of Participation

CR	Custodian Receipt

FHA	Federal Housing Administration

GO	General Obligation

GOL	General Obligation Limited

Currency Abbreviations

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation (continued)

GTD	Guaranteed

LIBOR	London Interbank Offered Rate

MO	Moral Obligation

RB	Revenue Bond

SAP	Subject to Appropriations

SAW	State Aid Withholding

SOFR	Secured Overnight Financing Rate

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	63

Want to know more?

iShares.com  |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1008-1022

OCTOBER 31, 2022

2022 Annual Report

iShares U.S. ETF Trust

• iShares Inflation Hedged Corporate Bond ETF | LQDI | Cboe BZX

• iShares Inflation Hedged High Yield Bond ETF | HYGI | NYSE Arca

• iShares Inflation Hedged U.S. Aggregate Bond ETF | AGIH | NYSE Arca

• iShares Interest Rate Hedged Corporate Bond ETF | LQDH | NYSE Arca

• iShares Interest Rate Hedged High Yield Bond ETF | HYGH | NYSE Arca

• iShares Interest Rate Hedged Long-Term Corporate Bond ETF | IGBH | NYSE Arca

• iShares Interest Rate Hedged U.S. Aggregate Bond ETF | AGRH | NYSE Arca

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended October 31, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(5.50)%	(14.61)%

U.S. small cap equities (Russell 2000® Index)	(0.20)	(18.54)

International equities (MSCI Europe, Australasia, Far East Index)	(12.70)	(23.00)

Emerging market equities (MSCI Emerging Markets Index)	(19.66)	(31.03)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.72	0.79

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.24)	(17.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.86)	(15.68)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.43)	(11.98)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.71)	(11.76)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares U.S. ETF Trust

U.S. Bond Market Overview

The U.S. bond market experienced a considerable decline for the 12 months ended October 31, 2022 (the “reporting period”). The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -15.68%.

The U.S. Federal Reserve’s (Fed’s) shift toward tighter monetary policy was the primary factor driving the market downturn. Annualized consumer price inflation, which had been under 3.0% for over a decade, began to rise throughout 2021 and ultimately climbed above 6.0% in the year’s fourth calendar quarter. The inflation picture soon grew even more challenging following Russia’s invasion of Ukraine in early 2022, which—together with the resulting sanctions—further snarled global supply chains and contributed to a spike in energy prices. Inflation exceeded 8.0% in March 2022 and remained above that level through the end of the reporting period, with a peak of 9.1% in June.

The Fed moved aggressively in an effort to calm price pressures, ending its stimulative quantitative easing program and boosting interest rates from a range of 0.0%-0.25% to 3.0-3.25% in five separate increases from March to September 2022. This marked the largest move in such a short interval since 1980. In addition, the Fed appeared set to continue raising rates until inflation showed signs of returning closer to its longer-term target of 2%. Some evidence began to emerge later in the period that the Fed’s rate hikes had begun to reduce activity in certain segments of the economy, but there was still no sign that consumer price inflation had started to decline in a meaningful fashion. As a result, market prices at the end of October indicated that the central bank would not stop tightening until rates reached the 4.5-5.0% range.

These circumstances weighed heavily on bond market performance. The yield on the two-year U.S. Treasury note rose from 0.50% at the beginning of the period to 4.48% by the end of October 2022, while the 10-year yield climbed from 1.55% to 4.05%. The yield curve inverted significantly as result, meaning that short-term yields were higher those on longer-term debt. In late September, the yield curve moved to its largest inversion since 1982.

The surge in U.S. Treasury yields, together with investors’ increased aversion to risk, fueled weakness across all sectors of the bond market. Mortgage-backed securities, which were hurt by concerns about the housing market and the loss of demand stemming from Fed’s decision to end its quantitative easing policy, posted negative returns. Still, the category held up better than the broader index.

Investment-grade corporate bonds were among the worst-performing segments of the market. In addition to being adversely affected by rising Treasury yields, the asset class was pressured by a pronounced increase in yield spreads. The latter trend reflected concerns that weaker economic growth could lead to a slowdown in corporate earnings. Notably, the yield on corporate bonds—as gauged by the ICE BofA US Corporate Index—closed the period at the highest level since 2009.

High yield bonds also experienced sizable losses. As was the case with investment-grade corporates, a rise in both prevailing yields and yield spreads weighed heavily on performance. However, the category outperformed the investment-grade market due to its lower interest-rate sensitivity and higher weighting in the energy sector. Higher-rated issuers in the category—which are seen as having the least vulnerability to slowing growth—generally outperformed their lower-quality counterparts.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	iShares® Inflation Hedged Corporate Bond ETF

Investment Objective

The iShares Inflation Hedged Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index designed to mitigate the inflation risk of a portfolio composed of U.S. dollar-denominated, investment grade corporate bonds, as represented by the BlackRock Inflation Hedged Corporate Bond Index (the “Index”). The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the inflation risk of the underlying fund by holding inflation swaps.

Prior to 12/1/21, the Fund operated as a transparent active ETF. On 12/1/21, the Fund commenced operating as an index-based ETF and began to officially track the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(16.89)%	2.55%	(16.89)%	11.94%
Fund Market	(17.52)	2.51	(17.52)	11.74
Index(a)	(15.96)	4.00	(15.96)	19.21
BlackRock Inflation Hedged Corporate Bond Index (b)	(16.01)	N/A	(16.01)	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was May 8, 2018. The first day of secondary market trading was May 10, 2018.

(a)

Index performance through November 30, 2021 reflects the performance of the Markit iBoxx® USD Liquid Investment Grade Inflation Hedged Index which terminated on January 1, 2022. Index performance beginning on December 1, 2021 reflects the performance of the BlackRock Inflation Hedge Corporate Bond Index, which, effective as of December 1, 2021, replaced the Markit iBoxx® USD Liquid Investment Grade Inflation Hedged Index as the underlying index of the fund.

(b)

The inception date of the BlackRock Inflation Hedge Corporate Bond Index was October 29, 2021. The cumulative total return for this index for the period October 29, 2021 through October 31, 2022 was (16.01)%.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 909.80	$ 0.24		$ 1,000.00	$ 1,025.00	$ 0.26		0.05%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2022 (continued)	iShares® Inflation Hedged Corporate Bond ETF

Portfolio Management Commentary

Investment-grade corporate bonds suffered sizable losses in the annual period. Rising inflation, together with the shift toward tighter monetary policy by the U.S. Federal Reserve and other central banks, led to a sharp increase in prevailing yields. Corporate bonds were further pressured by rising yield spreads, as investor sentiment was dampened by geopolitical developments and concerns about the potential effect of slowing economic growth on corporate credit. In combination, these factors led to a return of -22.04% for the Markit iBoxx USD Liquid Investment Grade Index.

The Fund returned -16.88% in net asset value. The Fund’s position in inflation-hedging securities was the largest contributor to performance versus the broader asset class at a time of rising inflation. Consumer price inflation (CPI) hit the highest level in 40 years and consistently exceeded expectations due to growing aggregate demand, supply-chain bottlenecks and the delayed effect of fiscal and monetary stimulus enacted in response to COVID-19. The portfolio managers sought to mitigate the impact of inflation by using zero-coupon CPI inflation swaps. The Fund actively adjusted its hedge positioning based on changes in composition of the investment-grade bond portfolio (achieved through a position in iShares iBoxx $ Investment Grade Corporate Bond ETF), shifts in the market’s inflation expectations, and interest-rate movements.

On an unhedged basis, financials posted the smallest decline of the market’s three major sectors, with larger losses for industrials and utilities, respectively. Long-term corporate bonds lagged shorter-term issues by a wide margin. In terms of credit quality, higher-rated bonds generally outperformed lower-rated securities amid investors’ search for relative “safe havens” in the challenging environment.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	94.2%
Short-term Investments	0.3
Swaps, net cumulative appreciation	6.7
Other assets less liabilities	(1.2)

CREDIT QUALITY ALLOCATION (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)

Aaa	3.5%
Aa	4.9
A	43.3
Baa	45.8
Ba	2.0
Not Rated	0.5

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	iShares® Inflation Hedged High Yield Bond ETF

Investment Objective

The iShares Inflation Hedged High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index designed to mitigate the inflation risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds, as represented by the BlackRock Inflation Hedged High Yield Bond Index (the “Index”). The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ High Yield Corporate Bond ETF. The Fund attempts to mitigate the inflation risk of the underlying fund by holding inflation swaps.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	1.62%
Fund Market	1.63
Index	1.42

For the fiscal period ended October 31, 2022, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was June 22, 2022. The first day of secondary market trading was June 24, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (06/22/22	)(a)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 1,016.20	$ 0.18		$ 1,000.00	$ 1,025.00	$ 0.26		0.05%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 131/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	95.7%
Short-term Investments	31.0
Swaps, net cumulative appreciation	0.8
Other assets less liabilities	(27.5)

CREDIT QUALITY ALLOCATION (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)

Aaa	0.2%
A	0.3
Baa	2.7
Ba	45.0
B	41.1
Caa	10.0
Ca	0.2
Not Rated	0.5

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2022	iShares® Inflation Hedged U.S. Aggregate Bond ETF

Investment Objective

The iShares Inflation Hedged U.S. Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index designed to mitigate the inflation risk of a portfolio composed of U.S. dollar-denominated, investment-grade bonds, as represented by the BlackRock Inflation Hedged U.S. Aggregate Bond Index (the “Index”). The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares Core U.S. Aggregate Bond ETF. The Fund attempts to mitigate the inflation risk of the underlying fund by holding inflation swaps.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	(4.21)%
Fund Market	(4.38)
Index	(4.36)

For the fiscal period ended October 31, 2022, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was June 22, 2022. The first day of secondary market trading was June 24, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (06/22/22	)(a)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 957.90	$ 0.35		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 131/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	95.3%
Short-term Investments	1.3
Swaps, net cumulative appreciation	1.4
Other assets less liabilities	2.0

CREDIT QUALITY ALLOCATION (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)

Aaa	55.7%
Aa	8.2
A	15.1
Baa	12.8
Ba	0.9
B	0.2
Not Rated	7.1

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	iShares® Interest Rate Hedged Corporate Bond ETF

Investment Objective

The iShares Interest Rate Hedged Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index designed to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds, as represented by the BlackRock Interest Rate Hedged Corporate Bond Index, (the “Index”). The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Prior to 12/1/21, the Fund operated as a transparent active ETF. On 12/1/21, the Fund commenced operating as an index-based ETF and began to officially track the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(4.37)%	1.46%	1.52%	(4.37)%	7.51%	13.54%
Fund Market	(4.83)	1.37	1.48	(4.83)	7.06	13.16
Index(a)	(4.75)	1.27	1.87	(4.75)	6.49	16.86
BlackRock Interest Rate Hedged Corporate Bond Index (b)	(4.93)	N/A	N/A	(4.93)	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was May 27, 2014. The first day of secondary market trading was May 28, 2014.

(a)

Index performance through November 30, 2021 reflects the performance of the Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index which terminated on January 1, 2022. Index performance beginning on December 1, 2021 reflects the performance of the BlackRock Interest Rate Hedged Corporate Bond Index, which, effective as of December 1, 2021, replaced the Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index as the underlying index of the fund.

(b)

The inception date of the BlackRock Interest Rate Hedged Corporate Bond Index was October 29, 2021. The cumulative total return for this index for the period October 29, 2021 through October 31, 2022 was (4.93)%.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 998.70	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2022 (continued)	iShares® Interest Rate Hedged Corporate Bond ETF

Portfolio Management Commentary

Investment-grade corporate bonds suffered sizable losses in the annual period. Rising inflation, together with the shift toward tighter monetary policy by the U.S. Federal Reserve and other central banks, led to a sharp increase in prevailing yields. Corporate bonds were further pressured by rising yield spreads, as investor sentiment was dampened by geopolitical developments and concerns about the potential effect of slowing economic growth on corporate credit. Longer-term corporate bonds were particularly weak in the rising-rate environment. In combination, these factors led to a return of -22.04% for the Markit iBoxx USD Liquid Investment Grade Index.

The Fund returned -4.37% in net asset value. The Fund’s interest-rate hedging was the largest contributor to performance versus the broader asset class at a time in which bond yields surged. Rising interest rates typically reduce the price of existing bonds, while falling rates translate to rising bond prices. A fund that is hedged against interest-rate movements attempts to avoid these fluctuations by offsetting interest-rate risk, primarily by using interest-rate swaps and U.S. Treasury futures contracts.

Since the Fund’s hedging strategy seeks near-zero interest-rate sensitivity, the Fund’s return was minimally affected by rate movements. Instead, the Fund fluctuated based on direct exposure to the yield spreads of investment-grade corporate bonds, independent of rising rates. The Fund’s negative return therefore reflects the increase in yield spreads that occurred during the period.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Corporate Bonds & Notes	11.9%
Investment Companies	86.6
Short-term Investments	12.8
Swaps, net cumulative appreciation	22.8
Other assets less liabilities	(34.1)
CREDIT QUALITY ALLOCATION (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)

Aaa	3.5%
Aa	4.9
A	47.8
Baa	45.8
Ba	2.0
Not Rated	0.5

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	iShares® Interest Rate Hedged High Yield Bond ETF

Investment Objective

The iShares Interest Rate Hedged High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index designed to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds, as represented by the BlackRock Interest Rate Hedged High Yield Bond Index (the “Index”). The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ High Yield Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Prior to 12/1/21, the Fund operated as a transparent active ETF. On 12/1/21, the Fund commenced operating as an index-based ETF and began to officially track the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(0.43)%	2.90%	2.74%	(0.43)%	15.39%	25.58%
Fund Market	(0.40)	2.91	2.74	(0.40)	15.42	25.65
Index(a)	(1.60)	2.86	3.02	(1.60)	15.13	28.51
BlackRock Interest Rate Hedged High Yield Bond Index (b)	(1.80)	N/A	N/A	(1.80)	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was May 27, 2014. The first day of secondary market trading was May 28, 2014.

(a)

Index performance through November 30, 2021 reflects the performance of the Markit iBoxx® USD Liquid High Yield Interest Rate Hedged Swaps Index which terminated on January 1, 2022. Index performance beginning on December 1, 2021 reflects the performance of the BlackRock Interest Rate Hedged High Yield Bond Index, which, effective as of December 1, 2021, replaced the Markit iBoxx® USD Liquid High Yield Interest Rate Hedged Swaps Index as the underlying index of the fund.

(b)

The inception date of the BlackRock Interest Rate Hedged High Yield Bond Index was October 29, 2021. The cumulative total return for this index for the period October 29, 2021 through October 31, 2022 was (1.80)%.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,010.50	$ 0.25		$ 1,000.00	$ 1,025.00	$ 0.26		0.05%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2022 (continued)	iShares® Interest Rate Hedged High Yield Bond ETF

Portfolio Management Commentary

High-yield corporate bonds experienced a sizable downturn in the annual period. A surge in inflation prompted the U.S. Federal Reserve (Fed) to tighten monetary policy by winding down its stimulative quantitative easing program and beginning to raise interest rates, which weighed on returns across the bond market. High yield bonds were also pressured by rising yield spreads relative to U.S. Treasuries. The spread widening was the result of an increase investor risk aversion that was driven, in part, by Russia’s invasion of Ukraine and elevated volatility in the equity market. In addition, investors became more cautious on corporate credit given the prospect of slowing economic growth and a concurrent downturn in corporate earnings in 2023. In combination, these factors led to a return of -10.82% for the Markit iBoxx USD Liquid High Yield Index.

The Fund returned -0.42% in net asset value. The Fund’s interest-rate hedging was the largest contributor to performance versus the broader asset class in the environment of surging bond yields. Rising interest rates typically reduce the price of existing bonds, while falling rates translate to rising bond prices. A fund that is hedged against interest-rate movements attempts to avoid these fluctuations by offsetting interest-rate risk, primarily by using interest-rate swaps and U.S. Treasury futures contracts.

Since the Fund’s hedging strategy seeks near-zero interest-rate sensitivity, the Fund’s return was minimally affected by rate movements. Instead, the Fund fluctuated based on direct exposure to the yield spreads of high-yield corporate bonds, independent of rising rates. The Fund’s negative return therefore reflects the increase in yield spreads that occurred during the period.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	95.9%
Short-term Investments	45.6
Swaps, net cumulative appreciation	11.5
Other assets less liabilities	(53.0)

CREDIT QUALITY ALLOCATION (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)

Aaa	0.2%
A	0.3
Baa	2.7
Ba	45.0
B	41.1
Caa	10.0
Ca	0.2
Not Rated	0.5

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Investment Objective

The iShares Interest Rate Hedged Long-Term Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index designed to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities greater than ten years, as represented by the BlackRock Interest Rate Hedged Long-Term Corporate Bond Index (the “Index”). The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares 10+ Year Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(7.59)%	0.71%	1.88%	(7.59)%	3.61%	14.49%
Fund Market	(7.76)	0.59	1.81	(7.76)	2.98	13.97
Index(a)	(8.21)	0.18	1.77	(8.21)	0.90	13.63
ICE Q70A Custom Index (b)	(8.31)	N/A	N/A	(8.31)	N/A	N/A
BlackRock Interest Rate Hedged Long-Term Corporate Bond Index (c)	(8.33)	N/A	N/A	(8.33)	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was July 22, 2015. The first day of secondary market trading was July 23, 2015.

(a)

Index performance through November 30, 2021 reflects the performance of the ICE Q70A Custom Index. Index performance beginning on December 1, 2021 reflects the performance of the BlackRock Interest Rate Hedged Long-Term Corporate Bond Index, which, effective as of December 1, 2021, replaced the ICE Q70A Custom Index as the underlying index of the fund.

(b)

The ICE Q70A Custom Index is an unmanaged index that consists of the ICE BofA 10+ Year US Corporate Index plus interest rate swaps that intend to hedge the interest rate exposure of the ICE BofA 10+ Year US Corporate Index.

(c)

The inception date of the BlackRock Interest Rate Hedged Long-Term Corporate Bond Index was October 29, 2021. The cumulative total return for this index for the period October 29, 2021 through October 31, 2022 was (8.33)%.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 982.30	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2022 (continued)	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Portfolio Management Commentary

Investment-grade corporate bonds suffered sizable losses in the annual period. Rising inflation, together with the shift toward tighter monetary policy by the U.S. Federal Reserve and other central banks, led to a sharp increase in prevailing yields. Corporate bonds were further pressured by rising yield spreads, as investor sentiment was dampened by geopolitical developments and concerns about the potential effect of slowing economic growth on corporate credit. Longer-term corporate bonds were particularly weak in the rising-rate environment. In combination, these factors led to a return of -31.06% for the ICE BofA 10+ Year US Corporate Index.

The Fund returned -7.59% in net asset value. The Fund’s interest-rate hedging was the largest contributor to performance versus the broader asset class at a time in which bond yields surged. Rising interest rates typically reduce the price of existing bonds, while falling rates translate to rising bond prices. A fund that is hedged against interest-rate movements attempts to avoid these fluctuations by offsetting interest-rate risk, primarily by using interest-rate swaps and U.S. Treasury futures contracts.

Since the Fund’s hedging strategy seeks near-zero interest-rate sensitivity, the Fund’s return was minimally affected by rate movements. Instead, the Fund fluctuated based on direct exposure to the yield spreads of investment grade corporate bonds, independent of rising rates. The Fund’s negative return therefore reflects the increase in yield spreads that occurred during the period.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Corporate Bonds & Notes	42.2%
Investment Companies	47.8
Short-term Investments	1.4
Swaps, net cumulative appreciation	24.8
Other assets less liabilities	(16.2)

CREDIT QUALITY ALLOCATION (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)

Aaa	3.4%
Aa	8.8
A	37.4
Baa	47.2
Ba	1.5
Not Rated	1.7

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	iShares® Interest Rate Hedged U.S. Aggregate Bond ETF

Investment Objective

The iShares Interest Rate Hedged U.S. Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index designed to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, investment grade bonds, as represented by the BlackRock Interest Rate Hedged U.S. Aggregate Bond Index (the “Index”). The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares Core U.S. Aggregate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding positions in U.S. Treasury futures or interest rate swaps.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	0.32%
Fund Market	0.20
Index	0.10

For the fiscal period ended October 31, 2022, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was June 22, 2022. The first day of secondary market trading was June 24, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (06/22/22	)(a)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 1,003.20	$ 0.36		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 131/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets

Investment Companies	94.7%
Short-term Investments	0.4
Swaps, net cumulative appreciation	6.1
Other assets less liabilities	(1.2)

CREDIT QUALITY ALLOCATION (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)

Aaa	55.7%
Aa	8.2
A	15.1
Baa	12.8
Ba	0.9
B	0.2
Not Rated	7.1

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

F U N D S U M M A R Y	15

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2022	iShares® Inflation Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 94.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	525,523	$53,261,756

Total Investment Companies (Cost: $68,858,541)		53,261,756

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(a)(b)	170,000	170,000

Total Short-Term Securities — 0.3% (Cost: $170,000)		170,000

Total Investments in Securities — 94.5% (Cost: $69,028,541)		53,431,756

Other Assets Less Liabilities — 5.5%		3,083,206

Net Assets — 100.0%		$56,514,962

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$32,598,902	$—	$(32,578,212	)(b)	$(20,690)	$—	$—	—	$203,646	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	600,000	—	(430,000	)(b)	—	—	170,000	170,000	12,843		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	69,395,318	90,377,738	(79,648,947)		(11,080,546)	(15,781,807)	53,261,756	525,523	2,499,327		—

					$(11,101,236)	$(15,781,807)	$53,431,756		$2,715,816		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	(9)	12/20/22	$996	$31,704
U.S. 10 Year Ultra Bond	(5)	12/20/22	581	43,376
U.S. Ultra Bond	(3)	12/20/22	385	33,995
5-Year U.S. Treasury Note	(1)	12/30/22	107	4,559

				$113,634

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2022	iShares® Inflation Hedged Corporate Bond ETF

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Reference	Frequency	Rate	Frequency

1.75%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	08/20/23	$(10)	$1,260	$—	$1,260
3.35%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	01/05/24	(3,000)	114,685	19	114,666
2.70%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	09/01/26	(1,500)	99,742	9	99,733
2.68%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	09/07/26	(2,000)	133,574	27	133,547
2.74%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	09/15/26	(2,000)	125,614	27	125,587
2.92%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/21/26	(3,500)	182,988	46	182,942
3.13%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/27/26	(5,430)	230,444	72	230,372
3.15%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/29/26	(2,000)	82,561	27	82,534
2.59%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/11/27	(1,600)	21,184	22	21,162
2.66%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/01/28	(1,000)	64,326	18	64,308
2.96%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/26/28	(1,800)	79,239	33	79,206
1.89%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	08/20/30	(1,410)	235,436	28,433	207,003
1.90%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	08/20/30	(1,220)	202,933	28	202,905
2.24%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	01/12/31	(2,000)	254,603	47	254,556
2.40%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	02/09/31	(3,000)	336,707	70	336,637
2.47%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	04/07/31	(2,000)	209,443	46	209,397
2.67%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	05/19/31	(1,000)	82,995	23	82,972
2.57%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	06/02/31	(3,000)	274,273	2,870	271,403
2.60%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	09/30/31	(1,000)	66,877	23	66,854
2.61%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	01/07/37	(3,500)	175,442	100	175,342
2.50%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	01/25/37	(560)	34,347	16	34,331
2.40%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	06/29/41	(500)	50,182	19	50,163
2.45%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	06/29/41	(1,000)	93,411	38	93,373
2.38%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/16/41	(300)	30,126	4	30,122
2.58%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	01/05/42	(1,530)	71,206	59	71,147
2.50%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	12/06/46	(500)	32,396	23	32,373
2.47%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	12/09/46	(1,000)	70,679	44	70,635
2.49%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	12/24/46	(320)	20,481	15	20,466
1.83%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	10/18/49	(418)	99,507	(11,790)	111,297
1.94%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	08/20/50	(10)	2,314	—	2,314
1.95%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	08/20/50	(600)	137,624	16,729	120,895

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® Inflation Hedged Corporate Bond ETF

Centrally Cleared Inflation Swaps (continued)

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Reference	Frequency	Rate	Frequency

2.23%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	01/06/51	$(300)	$48,498	$15	$48,483
2.41%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/30/51	(1,000)	106,892	49	106,843
2.42%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	08/02/51	(459)	47,547	23	47,524

						$3,819,536	$37,184	$3,782,352

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$48,974	$(11,790)	$3,782,352	$—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Inflation Linked Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$113,634	$—	$113,634
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$—	$3,782,352	$3,782,352

	$—	$—	$—	$—	$113,634	$3,782,352	$3,895,986

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2022	iShares® Inflation Hedged Corporate Bond ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended October 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Inflation Linked Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$896,362	$—	$896,362
Swaps	—	—	—	—	—	2,652,381	2,652,381

	$—	$—	$—	$—	$896,362	$2,652,381	$3,548,743

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$141,489	$—	$141,489
Swaps	—	—	—	—	—	1,030,135	1,030,135

	$—	$—	$—	$—	$141,489	$1,030,135	$1,171,624

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$178,828
Average notional value of contracts — short	$(3,387,145)
Inflation swaps:
Average notional value — pays fixed rate	$82,224,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$53,261,756	$—	$—	$53,261,756
Money Market Funds	170,000	—	—	170,000

	$53,431,756	$—	$—	$53,431,756

Derivative financial instruments(a)
Assets
Futures Contracts	$113,634	$—	$—	$113,634
Swaps	—	3,782,352	—	3,782,352

	$113,634	$3,782,352	$—	$3,895,986

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2022	iShares® Inflation Hedged High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 95.7%
iShares iBoxx $ High Yield Corporate Bond ETF(a)(b)	32,544	$2,389,706

Total Investment Companies (Cost: $2,407,327)		2,389,706

Short-Term Securities

Money Market Funds — 31.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.29%(a)(c)(d)	723,758	723,613
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(a)(c)	50,000	50,000

Total Short-Term Securities — 31.0% (Cost: $773,614)		773,613

Total Investments in Securities — 126.7% (Cost: $3,180,941)		3,163,319

Liabilities in Excess of Other Assets — (26.7)%		(666,237)

Net Assets — 100.0%		$2,497,082

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/22/22	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$723,688	(b)	$—	$(75)	$—	$723,613	723,758	$6,577	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		50,000	(b)	—	—	—	50,000	50,000	1,132		—
iShares iBoxx $ High Yield Corporate Bond ETF	—		4,803,808		(2,294,763)	(101,717)	(17,622)	2,389,706	32,544	64,808		—

						$(101,792)	$(17,622)	$3,163,319		$72,517		$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2022	iShares® Inflation Hedged High Yield Bond ETF

Derivative Financial Instruments Outstanding as of Period End

OTC Inflation Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
4.05%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	Goldman Sachs International	06/24/24	$(265)	$(561)	$—	$(561)
4.06%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	Goldman Sachs International	06/24/24	(50)	(115)	—	(115)
3.05%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	Goldman Sachs International	06/24/27	(535)	4,855	—	4,855
2.82%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	Goldman Sachs International	06/24/32	(128)	1,337	—	1,337

							$5,516	$—	$5,516

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
3.07%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	10/18/23	$(30)	$41	$—	$41
3.13%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	07/12/25	(430)	4,010	4	4,006
2.98%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	09/08/25	(100)	(227)	—	(227)
2.90%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	07/12/27	(124)	1,582	1	1,581
2.75%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	07/12/29	(563)	9,995	9	9,986
2.52%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	10/11/29	(13)	230	—	230
2.80%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	10/27/29	(25)	40	—	40

						$15,671	$14	$15,657

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$14	$—	$15,884	$(227)
OTC Swaps	—	—	6,192	(676)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Inflation Linked Contracts	Total

Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$—	$—	$—	$6,192	$6,192
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$—	$15,884	$15,884

	$—	$—	$—	$—	$—	$22,076	$22,076

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® Inflation Hedged High Yield Bond ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Inflation Linked Contracts	Total

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$—	$—	$—	$676	$676
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$—	$227	$227

	$—	$—	$—	$—	$—	$903	$903

(a)

Net cumulative unrealized appreciation (depreciation) on centrally cleared swaps are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Inflation Linked Contracts	Total

Net Realized Gain (Loss) from
Swaps	$—	$—	$—	$—	$—	$(17,333)	$(17,333)

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$—	$—	$—	$—	$—	$21,173	$21,173

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Inflation swaps:
Average notional value — pays fixed rate	$1,692,500
Average notional value — receives fixed rate	$1,651,300

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Swaps - centrally cleared	$15,884	$227
Swaps - OTC(a)	6,192	676

Total derivative assets and liabilities in the Statement of Assets and Liabilities	22,076	903
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(15,884)	(227)

Total derivative assets and liabilities subject to an MNA	6,192	676

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)

Goldman Sachs International	$6,192	$(676)		$—	$—	$5,516

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2022	iShares® Inflation Hedged High Yield Bond ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$676	$(676)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$2,389,706	$—	$—	$2,389,706
Money Market Funds	773,613	—	—	773,613

	$3,163,319	$—	$—	$3,163,319

Derivative financial instruments(a)
Assets
Swaps	$—	$22,076	$—	$22,076
Liabilities
Swaps	—	(903)	—	(903)

	$—	$21,173	$—	$21,173

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2022	iShares® Inflation Hedged U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 95.4%
iShares Core U.S. Aggregate Bond ETF(a)	24,088	$2,285,951

Total Investment Companies (Cost: $2,425,171)		2,285,951

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(a)(b)	30,000	30,000

Total Short-Term Securities — 1.2% (Cost: $30,000)		30,000

Total Investments in Securities — 96.6% (Cost: $2,455,171)		2,315,951

Other Assets Less Liabilities — 3.4%		80,386

Net Assets — 100.0%		$2,396,337

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/22/22	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—		$30,000	(b)	$—	$—	$—	$30,000	30,000	$578	$—
iShares Core U.S. Aggregate Bond ETF	—		4,834,960		(2,288,593)	(121,196)	(139,220)	2,285,951	24,088	32,937	—

						$(121,196)	$(139,220)	$2,315,951		$33,515	$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Rate	Frequency	Rate	Frequency

1-Day SOFR, 3.06%	Annual	3.17%	Annual	N/A	10/14/52	$(5)	$(242)	$—	$(242)

OTC Inflation Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Reference	Frequency	Rate	Frequency

4.06%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	Goldman Sachs International	06/24/24	$(50)	$(115)	$—	$(115)
3.05%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	Goldman Sachs International	06/24/27	(315)	2,859	—	2,859
2.86%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	Goldman Sachs International	06/24/29	(315)	4,349	—	4,349

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2022	iShares® Inflation Hedged U.S. Aggregate Bond ETF

OTC Inflation Swaps (continued)

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency	Counterparty

2.68%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	Goldman Sachs International	06/24/37	$(18)	$304	$—	$304
2.55%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	Goldman Sachs International	06/24/47	(57)	1,503	—	1,503

							$8,900	$—	$8,900

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

Reference	Frequency	Rate	Frequency

2.95%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	10/14/23	$(135)	$305	$(80)	$385
3.51%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/05/24	(311)	2,067	575	1,492
3.05%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/11/25	(200)	2,346	2	2,344
2.98%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	09/08/25	(250)	(566)	3	(569)
2.65%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	10/12/27	(11)	117	—	117
2.68%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	10/14/27	(15)	138	(44)	182
2.67%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	10/17/27	(13)	129	—	129
2.67%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/05/29	(50)	1,219	19	1,200
2.64%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/05/32	(258)	6,502	32	6,470
2.53%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/11/37	(100)	3,319	3	3,316
2.40%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	10/12/37	(36)	1,284	1	1,283
2.44%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/05/42	(114)	4,962	(620)	5,582
2.38%	At Termination	U.S. CPI Urban Consumers NAS	At Termination	10/14/47	(17)	707	(214)	921
2.40%	At Termination	U.S. CPI Urban Consumers NSA	At Termination	07/05/52	(38)	2,434	(325)	2,759

						$24,963	$(648)	$25,611

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$635	$(1,283)	$26,180	$(811)
OTC Swaps	—	—	9,015	(115)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® Inflation Hedged U.S. Aggregate Bond ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Inflation Linked Contracts	Total

Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$—	$—	$—	$9,015	$9,015
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$—	$26,180	$26,180

	$—	$—	$—	$—	$—	$35,195	$35,195

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$—	$—	$—	$115	$115
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$242	$569	$811

	$—	$—	$—	$—	$242	$684	$926

(a)

Net cumulative unrealized appreciation (depreciation) on centrally cleared swaps are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Inflation Linked Contracts	Total

Net Realized Gain (Loss) from
Swaps	$—	$—	$—	$—	$—	$(24,538)	$(24,538)

Net Change in Unrealized Appreciation (Depreciation) on

Swaps	$—	$—	$—	$—	$(242)	$34,511	$34,269

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Inflation swaps:
Average notional value — pays fixed rate	$2,013,750
Average notional value — receives fixed rate	$1,447,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Swaps - centrally cleared	$26,180	$811
Swaps - OTC(a)	9,015	1,398

Total derivative assets and liabilities in the Statement of Assets and Liabilities	35,195	2,209
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(26,180)	(811)

Total derivative assets and liabilities subject to an MNA	9,015	1,398

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2022	iShares® Inflation Hedged U.S. Aggregate Bond ETF

Derivative Financial Instruments - Offsetting as of Period End (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Received	Received	Assets	(b)

Goldman Sachs International	$9,015		$(115)	$—	$—	$8,900

	Derivative Liabilities Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Received	Received	Liabilities	(c)

Goldman Sachs International	$115		$(115)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$2,285,951	$—	$—	$2,285,951
Money Market Funds	30,000	—	—	30,000

	$2,315,951	$—	$—	$2,315,951

Derivative financial instruments(a)
Assets
Swaps	$—	$35,195	$—	$35,195
Liabilities
Swaps	—	(926)	—	(926)

	$—	$34,269	$—	$34,269

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2022	iShares® Interest Rate Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.2%
Boeing Co. (The)
3.63%, 02/01/31 (Call 11/01/30)	$300	$249,074
5.15%, 05/01/30 (Call 02/01/30)	200	184,797
5.81%, 05/01/50 (Call 11/01/49)	200	172,012
5.93%, 05/01/60 (Call 11/01/59)	200	169,066
General Dynamics Corp., 3.63%, 04/01/30 (Call 01/01/30)	300	272,650
Lockheed Martin Corp., 4.09%, 09/15/52 (Call 03/15/52)	200	159,904
Northrop Grumman Corp., 4.03%, 10/15/47 (Call 04/15/47)	200	157,351
Raytheon Technologies Corp.
4.13%, 11/16/28 (Call 08/16/28)	300	279,272
4.63%, 11/16/48 (Call 05/16/48)	200	168,191

		1,812,317

Agriculture — 0.2%
Altria Group Inc.
4.80%, 02/14/29 (Call 11/14/28)	400	368,231
5.95%, 02/14/49 (Call 08/14/48)	200	163,350
BAT Capital Corp.
2.73%, 03/25/31 (Call 12/25/30)	200	146,490
3.56%, 08/15/27 (Call 05/15/27)	400	348,241
Philip Morris International Inc., 1.75%, 11/01/30 (Call 08/01/30)	300	220,038
Reynolds American Inc., 5.85%, 08/15/45	250	196,328

		1,442,678

Apparel — 0.0%
NIKE Inc., 3.38%, 03/27/50 (Call 09/27/49)	200	145,832

Auto Manufacturers — 0.2%
General Motors Co.
5.20%, 04/01/45	200	154,315
5.60%, 10/15/32 (Call 07/15/32)	200	181,515
6.25%, 10/02/43	200	175,590
General Motors Financial Co. Inc., 1.50%, 06/10/26 (Call 05/10/26)	200	168,251
Toyota Motor Credit Corp., 3.05%, 03/22/27	500	457,784

		1,137,455

Auto Parts & Equipment — 0.0%
Aptiv PLC, 3.10%, 12/01/51 (Call 06/01/51)	200	111,537

Banks — 2.9%
Banco Santander SA
4.18%, 03/24/28 (Call 03/24/27)(a)	200	176,298
5.29%, 08/18/27	200	184,440
Bank of America Corp.
1.73%, 07/22/27 (Call 07/22/26), (SOFR + 0.960%)(a)	500	427,568
2.59%, 04/29/31 (Call 04/29/30), (SOFR + 2.150%)(a)	200	157,909
2.68%, 06/19/41 (Call 06/19/40), (SOFR + 1.930%)(a)	300	189,803
2.69%, 04/22/32 (Call 04/22/31), (SOFR + 1.320%)(a)	200	154,571
3.31%, 04/22/42 (Call 04/22/41), (SOFR + 1.580%)(a)	200	138,395
3.42%, 12/20/28 (Call 12/20/27), (3 mo. LIBOR US + 1.040%)(a)	500	441,380
3.50%, 04/19/26	500	466,852
4.08%, 03/20/51 (Call 03/20/50), (3 mo. LIBOR US + 3.15%)(a)	300	222,876
4.33%, 03/15/50 (Call 03/15/49), (3 mo. LIBOR US + 1.520%)(a)	200	155,547
4.45%, 03/03/26	100	95,927
4.57%, 04/27/33 (Call 04/27/32), (SOFR + 1.830%)(a)	200	177,238
5.02%, 07/22/33 (Call 07/22/32)(a)	300	275,119

Security	Par (000)	Value

Banks (continued)
Bank of New York Mellon Corp. (The), 2.05%, 01/26/27 (Call 12/26/26)	$500	$439,634
Bank of Nova Scotia (The), 2.70%, 08/03/26	300	270,143
Barclays PLC
4.84%, 05/09/28 (Call 05/07/27)	200	169,507
5.25%, 08/17/45	200	157,553
Citigroup Inc.
2.57%, 06/03/31 (Call 06/03/30), (SOFR + 2.107%)(a)	200	156,397
3.06%, 01/25/33 (Call 01/25/32), (SOFR + 1.351%)(a)	200	155,809
3.20%, 10/21/26 (Call 07/21/26)	500	455,330
3.40%, 05/01/26	300	277,898
3.79%, 03/17/33 (Call 03/17/32), (SOFR + 1.939%)(a)	200	165,664
4.41%, 03/31/31 (Call 03/31/30), (SOFR + 3.914%)(a)	200	178,473
4.65%, 07/23/48 (Call 06/23/48)	200	160,500
4.75%, 05/18/46	200	154,737
8.13%, 07/15/39	200	230,681
Cooperatieve Rabobank UA, 3.75%, 07/21/26	250	227,362
Deutsche Bank AG/New York NY, 3.55%, 09/18/31 (Call 09/18/30), (SOFR + 3.043%)(a)	200	148,842
Fifth Third Bancorp., 4.77%, 07/28/30 (Call 07/28/29)(a)	200	183,437
Goldman Sachs Group Inc. (The)
1.43%, 03/09/27 (Call 03/09/26), (SOFR + 0.798%)(a)	500	427,760
1.95%, 10/21/27 (Call 10/21/26), (SOFR + 0.913%)(a)	500	424,815
2.38%, 07/21/32 (Call 07/21/31), (SOFR + 1.248%)(a)	200	148,831
2.62%, 04/22/32 (Call 04/22/31), (SOFR + 1.281%)(a)	200	152,553
3.10%, 02/24/33 (Call 02/24/32), (SOFR + 1.410%)(a)	200	156,638
5.15%, 05/22/45	200	162,316
6.25%, 02/01/41	300	293,704
6.75%, 10/01/37	300	296,608
HSBC Holdings PLC
2.25%, 11/22/27 (Call 11/22/26), (SOFR + 1.100%)(a)	500	411,099
3.90%, 05/25/26	200	182,622
3.97%, 05/22/30 (Call 05/22/29), (3 mo. LIBOR US + 1.610%)(a)	200	164,860
4.30%, 03/08/26	200	188,207
4.58%, 06/19/29 (Call 06/19/28), (3 mo. LIBOR US + 1.535%)(a)	300	260,517
5.40%, 08/11/33 (Call 08/11/32)(a)	200	173,398
ING Groep NV
4.02%, 03/28/28 (Call 03/28/27), (SOFR + 1.830%)(a)	200	179,876
4.55%, 10/02/28	200	180,153
JPMorgan Chase & Co.
1.04%, 02/04/27 (Call 02/04/26), (SOFR + 0.695%)(a)	500	425,195
2.58%, 04/22/32 (Call 04/22/31), (SOFR + 1.250%)(a)	200	153,779
2.74%, 10/15/30 (Call 10/15/29), (SOFR + 1.510%)(a)	300	242,034
2.95%, 10/01/26 (Call 07/01/26)	500	456,976
2.96%, 01/25/33 (Call 01/25/32), (SOFR + 1.260%)(a)	200	156,248
3.20%, 06/15/26 (Call 03/15/26)	500	462,877
3.33%, 04/22/52 (Call 04/22/51), (SOFR + 1.580%)(a)	200	129,851
3.88%, 07/24/38 (Call 07/24/37), (3 mo. LIBOR US + 1.360%)(a)	200	154,950
3.96%, 11/15/48 (Call 11/15/47), (3 mo. LIBOR US + 1.380%)(a)	300	220,515
4.91%, 07/25/33 (Call 07/25/32)(a)	300	272,975
6.40%, 05/15/38	200	206,071
KeyCorp, 4.79%, 06/01/33 (Call 06/01/32)(a)	200	180,888
Lloyds Banking Group PLC
3.57%, 11/07/28 (Call 11/07/27), (3 mo. LIBOR US + 1.205%)(a)	200	170,661
4.98%, 08/11/33 (Call 08/11/32)(a)	200	171,118

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Mitsubishi UFJ Financial Group Inc.
1.64%, 10/13/27 (Call 10/13/26)(a)	$500	$420,910
2.31%, 07/20/32 (Call 07/20/31)(a)	200	145,830
5.13%, 07/20/33 (Call 07/20/32)(a)	200	181,545
Mizuho Financial Group Inc., 5.67%, 09/13/33 (Call 09/13/32)(a)	200	187,203
Morgan Stanley
3.63%, 01/20/27	400	368,530
3.88%, 01/27/26	500	473,080
4.30%, 01/27/45	200	154,092
4.38%, 01/22/47	200	155,403
5.60%, 03/24/51 (Call 03/24/50), (SOFR + 4.480%)(a)	200	184,393
6.34%, 10/18/33	400	405,610
6.38%, 07/24/42	200	202,657
NatWest Group PLC
4.89%, 05/18/29 (Call 05/18/28), (3 mo. LIBOR US + 1.754%)(a)	200	178,171
5.08%, 01/27/30 (Call 01/27/29), (3 mo. LIBOR US + 1.905%)(a)	200	178,150
Northern Trust Corp., 3.95%, 10/30/25	100	97,092
PNC Financial Services Group Inc. (The), 3.45%, 04/23/29 (Call 01/23/29)	500	438,618
Royal Bank of Canada, 1.20%, 04/27/26	500	431,364
State Street Corp., 2.65%, 05/19/26	200	185,388
Sumitomo Mitsui Financial Group Inc.
2.13%, 07/08/30	200	150,041
3.04%, 07/16/29	200	165,115
Toronto-Dominion Bank (The), 4.46%, 06/08/32	200	179,738
Truist Financial Corp., 4.12%, 06/06/28 (Call 06/06/27)(a)	300	277,493
U.S. Bancorp., 4.55%, 07/22/28 (Call 07/22/27)(a)	300	285,194
Wells Fargo & Co.
3.00%, 04/22/26	500	457,572
3.35%, 03/02/33 (Call 03/02/32), (SOFR + 1.500%)(a)	200	161,229
4.61%, 04/25/53 (Call 04/25/52)(a)	300	239,020
4.90%, 07/25/33 (Call 07/25/32)(a)	200	182,989
4.90%, 11/17/45	200	159,493
5.01%, 04/04/51 (Call 04/04/50), (SOFR + 4.502%)(a)	300	254,284
5.38%, 11/02/43	200	169,648
5.61%, 01/15/44	200	174,445
Westpac Banking Corp., 4.42%, 07/24/39	200	150,709

		21,398,991

Beverages — 0.4%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
4.70%, 02/01/36 (Call 08/01/35)	300	271,156
4.90%, 02/01/46 (Call 08/01/45)	200	171,535
Anheuser-Busch InBev Worldwide Inc.
3.50%, 06/01/30 (Call 03/01/30)(b)	500	446,916
4.75%, 01/23/29 (Call 10/23/28)	500	486,358
5.55%, 01/23/49 (Call 07/23/48)	200	188,354
5.80%, 01/23/59 (Call 07/23/58)	200	190,187
Coca-Cola Co. (The)
1.65%, 06/01/30	300	237,936
2.60%, 06/01/50	200	126,704
Keurig Dr Pepper Inc., 4.05%, 04/15/32 (Call 01/15/32)(b)	300	262,679
Molson Coors Beverage Co., 3.00%, 07/15/26 (Call 04/15/26)	300	273,286
PepsiCo Inc., 3.90%, 07/18/32 (Call 04/18/32)	300	277,804

		2,932,915

Security	Par (000)	Value

Biotechnology — 0.2%
Amgen Inc.
2.30%, 02/25/31 (Call 11/25/30)	$300	$240,144
3.38%, 02/21/50 (Call 08/21/49)	200	133,224
4.40%, 05/01/45 (Call 11/01/44)	200	161,367
4.66%, 06/15/51 (Call 12/15/50)	200	165,156
Biogen Inc., 3.15%, 05/01/50 (Call 11/01/49)	200	123,385
Gilead Sciences Inc.
1.65%, 10/01/30 (Call 07/01/30)	300	231,378
4.80%, 04/01/44 (Call 10/01/43)	200	171,911
Royalty Pharma PLC, 2.20%, 09/02/30 (Call 06/02/30)	300	227,427

		1,453,992

Building Materials — 0.0%
Carrier Global Corp., 3.58%, 04/05/50 (Call 10/05/49)	200	134,162
Martin Marietta Materials Inc., 2.40%, 07/15/31 (Call 04/15/31)	200	153,278

		287,440

Chemicals — 0.1%
Celanese U.S. Holdings LLC, 6.38%, 07/15/32 (Call 04/15/32)	100	90,988
CF Industries Inc., 5.38%, 03/15/44	100	84,980
Dow Chemical Co. (The), 4.38%, 11/15/42 (Call 05/15/42)	150	114,740
DuPont de Nemours Inc., 4.73%, 11/15/28 (Call 08/15/28)	300	286,906
LYB International Finance III LLC, 4.20%, 05/01/50 (Call 11/01/49)	150	103,081
Sherwin-Williams Co. (The), 4.50%, 06/01/47 (Call 12/01/46)	200	158,155

		838,850

Commercial Services — 0.1%
Global Payments Inc.
3.20%, 08/15/29 (Call 05/15/29)	200	166,239
5.95%, 08/15/52 (Call 02/15/52)	100	86,510
PayPal Holdings Inc., 2.85%, 10/01/29 (Call 07/01/29)	300	255,122
S&P Global Inc., 2.90%, 03/01/32 (Call 12/01/31)(c)	300	246,749

		754,620

Computers — 0.3%
Apple Inc.
2.20%, 09/11/29 (Call 06/11/29)	300	253,365
2.65%, 02/08/51 (Call 08/08/50)	200	124,639
3.35%, 08/08/32 (Call 05/08/32)	300	264,453
3.85%, 05/04/43	200	162,773
4.10%, 08/08/62 (Call 02/08/62)	300	233,035
4.65%, 02/23/46 (Call 08/23/45)	300	271,003
Dell International LLC/EMC Corp., 3.45%, 12/15/51 (Call 06/15/51)(c)	200	113,168
Hewlett Packard Enterprise Co., 6.35%, 10/15/45 (Call 04/15/45)	100	90,435
HP Inc., 5.50%, 01/15/33 (Call 10/15/32)	200	177,827
International Business Machines Corp.
3.50%, 05/15/29	200	179,049
4.15%, 05/15/39	200	162,812

		2,032,559
Diversified Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.00%, 10/29/28 (Call 08/29/28)	150	121,181
3.30%, 01/30/32 (Call 10/30/31)	150	112,583
3.40%, 10/29/33 (Call 07/29/33)	150	108,433
Air Lease Corp., 2.88%, 01/15/32 (Call 10/15/31)	100	74,691
Ally Financial Inc., 4.75%, 06/09/27 (Call 05/09/27)(b)	200	182,798
American Express Co., 2.55%, 03/04/27 (Call 02/01/27)	500	439,314
Brookfield Finance Inc., 3.50%, 03/30/51 (Call 09/30/50)	100	59,597

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Charles Schwab Corp. (The), 0.90%, 03/11/26 (Call 02/11/26)	$100	$86,465
Intercontinental Exchange Inc.
4.60%, 03/15/33 (Call 12/15/32)	200	183,511
4.95%, 06/15/52 (Call 12/15/51)	100	86,459
Jefferies Group LLC/Jefferies Group Capital Finance Inc., 2.63%, 10/15/31 (Call 07/15/31)	100	71,121
Mastercard Inc., 3.35%, 03/26/30 (Call 12/26/29)	300	269,686
Nomura Holdings Inc., 3.10%, 01/16/30	200	157,619
Raymond James Financial Inc., 3.75%, 04/01/51 (Call 10/01/50)	100	67,967
Visa Inc., 4.30%, 12/14/45 (Call 06/14/45)	200	170,439

		2,191,864

Electric — 0.3%
Berkshire Hathaway Energy Co.
2.85%, 05/15/51 (Call 11/15/50)	150	89,905
4.60%, 05/01/53 (Call 11/01/52)(c)	100	82,446
Consolidated Edison Co. of New York Inc., 3.60%, 06/15/61 (Call 12/15/60)	150	99,086
Constellation Energy Generation LLC, 5.60%, 06/15/42 (Call 12/15/41)	100	87,965
Dominion Energy Inc., Series C, 3.38%, 04/01/30 (Call 01/01/30)	200	171,665
Duke Energy Corp.
4.50%, 08/15/32 (Call 05/15/32)	200	180,271
5.00%, 08/15/52 (Call 02/15/52)	100	82,698
Emera U.S. Finance LP, 4.75%, 06/15/46 (Call 12/15/45)	100	74,144
Exelon Corp., 4.70%, 04/15/50 (Call 10/15/49)	150	120,618
Florida Power & Light Co., 2.88%, 12/04/51 (Call 06/04/51)	100	63,777
Georgia Power Co., 5.13%, 05/15/52 (Call 11/15/51)	100	89,474
MidAmerican Energy Co., 3.65%, 04/15/29 (Call 01/15/29)	200	182,507
NextEra Energy Capital Holdings Inc., 5.00%, 07/15/32 (Call 04/15/32)	200	190,038
Pacific Gas and Electric Co.
4.50%, 07/01/40 (Call 01/01/40)	100	74,569
4.55%, 07/01/30 (Call 01/01/30)	200	175,172
4.95%, 07/01/50 (Call 01/01/50)	200	149,089
San Diego Gas & Electric Co., Series VVV, 1.70%, 10/01/30 (Call 07/01/30)	200	153,236
Southern California Edison Co., 4.00%, 04/01/47 (Call 10/01/46)	100	71,340
Southern Co. (The), 4.40%, 07/01/46 (Call 01/01/46)	100	77,639

		2,215,639

Electrical Components & Equipment — 0.0%
Emerson Electric Co., 2.20%, 12/21/31 (Call 09/21/31)	200	157,166

Electronics — 0.0%
Honeywell International Inc., 1.95%, 06/01/30 (Call 03/01/30)	300	243,311

Entertainment — 0.1%
Magallanes Inc.
4.05%, 03/15/29 (Call 01/15/29)(c)	300	254,895
4.28%, 03/15/32 (Call 12/15/31)(c)	300	242,324
5.05%, 03/15/42 (Call 09/15/41)(c)	200	146,319
5.14%, 03/15/52 (Call 09/15/51)(c)	200	139,644

		783,182

Food — 0.2%
Conagra Brands Inc., 4.85%, 11/01/28 (Call 08/01/28)	300	283,852
Kraft Heinz Foods Co.
3.88%, 05/15/27 (Call 02/15/27)	300	281,086
4.38%, 06/01/46 (Call 12/01/45)	200	156,018

Security	Par (000)	Value

Food (continued)
Kroger Co. (The), 4.45%, 02/01/47 (Call 08/01/46)	$200	$157,369
Mondelez International Inc., 2.63%, 09/04/50 (Call 03/04/50)	200	115,725
Sysco Corp., 5.95%, 04/01/30 (Call 01/01/30)	300	306,513
Tyson Foods Inc., 4.35%, 03/01/29 (Call 12/01/28)	300	281,122

		1,581,685

Gas — 0.0%
NiSource Inc., 3.60%, 05/01/30 (Call 02/01/30)	200	172,121

Health Care - Products — 0.2%
Abbott Laboratories, 3.75%, 11/30/26 (Call 08/30/26)	500	480,172
Baxter International Inc., 2.54%, 02/01/32 (Call 11/01/31)	300	228,686
DH Europe Finance II Sarl, 3.40%, 11/15/49 (Call 05/15/49)	200	140,329
Medtronic Inc., 4.63%, 03/15/45	200	174,809
Thermo Fisher Scientific Inc., 2.80%, 10/15/41 (Call 04/15/41)	200	138,138

		1,162,134

Health Care - Services — 0.4%
Aetna Inc., 3.88%, 08/15/47 (Call 02/15/47)	200	143,825
Centene Corp., 4.63%, 12/15/29 (Call 12/15/24)	200	181,000
Elevance Health Inc.
2.55%, 03/15/31 (Call 12/15/30)	200	161,676
3.60%, 03/15/51 (Call 09/15/50)	200	140,701
HCA Inc.
3.50%, 09/01/30 (Call 03/01/30)	200	165,680
3.50%, 07/15/51 (Call 01/15/51)	200	124,584
4.50%, 02/15/27 (Call 08/15/26)	200	187,244
4.63%, 03/15/52 (Call 09/15/51)(c)	200	147,306
Humana Inc., 3.70%, 03/23/29 (Call 02/23/29)	300	267,295
Kaiser Foundation Hospitals, 4.15%, 05/01/47 (Call 11/01/46)	200	158,333
UnitedHealth Group Inc.
2.30%, 05/15/31 (Call 02/15/31)	300	240,432
3.25%, 05/15/51 (Call 11/15/50)	200	135,744
4.20%, 05/15/32 (Call 02/15/32)	300	276,151
4.75%, 07/15/45	200	174,897
4.75%, 05/15/52 (Call 11/15/51)	200	174,946

		2,679,814

Holding Companies - Diversified — 0.0%
Ares Capital Corp., 3.88%, 01/15/26 (Call 12/15/25)	100	89,654
Blackstone Private Credit Fund, 3.25%, 03/15/27 (Call 02/15/27)	100	82,965
Owl Rock Capital Corp., 2.88%, 06/11/28 (Call 04/11/28)	200	150,881

		323,500

Insurance — 0.2%
American International Group Inc., 4.38%, 06/30/50 (Call 12/30/49)	100	78,009
Aon Corp., 3.75%, 05/02/29 (Call 02/02/29)	200	178,084
Berkshire Hathaway Finance Corp.
2.88%, 03/15/32 (Call 12/15/31)	200	166,237
3.85%, 03/15/52 (Call 09/15/51)	200	146,697
Brighthouse Financial Inc., 3.70%, 06/22/27 (Call 03/22/27)	200	180,540
Chubb INA Holdings Inc., 3.05%, 12/15/61 (Call 06/15/61)	100	58,888
Corebridge Financial Inc., 3.90%, 04/05/32 (Call 01/05/32)(c)	200	167,160
Equitable Holdings Inc., 5.00%, 04/20/48 (Call 10/20/47)	100	80,197
Everest Reinsurance Holdings Inc., 3.50%, 10/15/50 (Call 04/15/50)	100	63,367
Manulife Financial Corp., 4.15%, 03/04/26	100	96,221
Marsh & McLennan Companies Inc., 2.25%, 11/15/30 (Call 08/15/30)	200	156,703
MetLife Inc., 5.00%, 07/15/52 (Call 01/15/52)	200	174,518
Prudential Financial Inc., 3.70%, 03/13/51 (Call 09/13/50)	100	70,881

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Travelers Companies Inc. (The), 5.35%, 11/01/40	$100	$93,744

		1,711,246

Internet — 0.3%
Alphabet Inc., 1.10%, 08/15/30 (Call 05/15/30)	300	230,391
Amazon.com Inc.
2.10%, 05/12/31 (Call 02/12/31)	500	400,295
3.10%, 05/12/51 (Call 11/12/50)	200	134,889
3.15%, 08/22/27 (Call 05/22/27)	500	462,602
3.60%, 04/13/32 (Call 01/13/32)	200	179,069
4.25%, 08/22/57 (Call 02/22/57)	200	161,022
Booking Holdings Inc., 3.60%, 06/01/26 (Call 03/01/26)	200	188,840
eBay Inc., 2.70%, 03/11/30 (Call 12/11/29)	300	243,860
Meta Platforms Inc., 3.85%, 08/15/32 (Call 05/15/32)(c)	300	255,253
Netflix Inc., 5.88%, 11/15/28	200	198,500

		2,454,721

Lodging — 0.0%
Marriott International Inc./MD, Series GG, 3.50%, 10/15/32 (Call 07/15/32)	200	159,738

Machinery — 0.1%
Caterpillar Inc., 2.60%, 04/09/30 (Call 01/09/30)	500	422,932

Manufacturing — 0.1%
3M Co., 2.38%, 08/26/29 (Call 05/26/29)	300	247,006
Eaton Corp., 4.15%, 03/15/33 (Call 12/15/32)	200	177,390
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	200	176,458
General Electric Co., 6.75%, 03/15/32	200	217,290
Parker-Hannifin Corp., 4.50%, 09/15/29 (Call 07/15/29)	300	280,453

		1,098,597

Media — 0.6%
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.80%, 04/01/31 (Call 01/01/31)	300	227,439
4.80%, 03/01/50 (Call 09/01/49)	200	141,545
5.38%, 05/01/47 (Call 11/01/46)	200	153,844
5.75%, 04/01/48 (Call 10/01/47)	200	160,416
6.48%, 10/23/45 (Call 04/23/45)	200	177,086
Comcast Corp.
1.50%, 02/15/31 (Call 11/15/30)	300	224,248
2.89%, 11/01/51 (Call 05/01/51)	200	120,151
2.94%, 11/01/56 (Call 05/01/56)	200	115,656
2.99%, 11/01/63 (Call 05/01/63)	200	112,640
3.15%, 03/01/26 (Call 12/01/25)	100	93,930
3.15%, 02/15/28 (Call 11/15/27)	300	270,291
3.97%, 11/01/47 (Call 05/01/47)	200	148,133
4.15%, 10/15/28 (Call 07/15/28)	500	469,074
4.25%, 01/15/33	500	451,311
Discovery Communications LLC, 4.13%, 05/15/29 (Call 02/15/29)	300	253,365
Fox Corp., 4.71%, 01/25/29 (Call 10/25/28)	200	186,164
Paramount Global, 4.20%, 05/19/32 (Call 02/19/32)(b)	200	160,129
Time Warner Cable LLC, 5.50%, 09/01/41 (Call 03/01/41)	200	156,964
TWDC Enterprises 18 Corp., 1.85%, 07/30/26	300	267,257
Walt Disney Co. (The)
2.65%, 01/13/31	500	414,207
3.60%, 01/13/51 (Call 07/13/50)	200	145,628

		4,449,478

Mining — 0.1%
Barrick North America Finance LLC, 5.75%, 05/01/43	100	93,529

Security	Par (000)	Value

Mining (continued)
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43	$200	$183,016
Freeport-McMoRan Inc., 5.40%, 11/14/34 (Call 05/14/34)	100	88,883
Newmont Corp., 2.60%, 07/15/32 (Call 04/15/32)	200	152,544
Rio Tinto Finance USA Ltd., 2.75%, 11/02/51 (Call 05/02/51)	200	123,215

		641,187

Oil & Gas — 0.5%
BP Capital Markets America Inc.
2.72%, 01/12/32 (Call 10/12/31)	300	243,293
2.94%, 06/04/51 (Call 12/04/50)	200	124,393
Canadian Natural Resources Ltd., 3.85%, 06/01/27 (Call 03/01/27)	200	184,120
Cenovus Energy Inc., 3.75%, 02/15/52 (Call 08/15/51)	100	66,626
ConocoPhillips Co., 3.80%, 03/15/52 (Call 09/15/51)	200	148,980
Devon Energy Corp., 5.60%, 07/15/41 (Call 01/15/41)	200	182,687
Diamondback Energy Inc.
4.25%, 03/15/52 (Call 09/15/51)	100	72,196
6.25%, 03/15/33	100	100,389
Equinor ASA
3.13%, 04/06/30 (Call 01/06/30)	200	175,322
3.70%, 04/06/50 (Call 10/06/49)	100	75,144
Exxon Mobil Corp.
3.45%, 04/15/51 (Call 10/15/50)	200	142,948
3.48%, 03/19/30 (Call 12/19/29)	200	181,248
4.11%, 03/01/46 (Call 09/01/45)	200	160,279
Hess Corp., 5.60%, 02/15/41	100	90,118
Marathon Petroleum Corp., 6.50%, 03/01/41 (Call 09/01/40)	100	97,387
Phillips 66, 4.65%, 11/15/34 (Call 05/15/34)	200	179,135
Shell International Finance BV
2.38%, 11/07/29 (Call 08/07/29)	200	168,623
2.75%, 04/06/30 (Call 01/06/30)	200	171,057
2.88%, 05/10/26	200	186,170
4.38%, 05/11/45	200	165,409
6.38%, 12/15/38	200	210,976
Suncor Energy Inc., 6.80%, 05/15/38	200	199,631
TotalEnergies Capital International SA, 3.13%, 05/29/50 (Call 11/29/49)	200	131,996
Valero Energy Corp., 7.50%, 04/15/32	200	216,642

		3,674,769

Oil & Gas Services — 0.1%
Baker Hughes Holdings LLC, 5.13%, 09/15/40	200	171,547
Halliburton Co., 2.92%, 03/01/30 (Call 12/01/29)(b)	500	420,491

		592,038

Pharmaceuticals — 0.9%
AbbVie Inc.
3.20%, 11/21/29 (Call 08/21/29)	300	262,218
4.05%, 11/21/39 (Call 05/21/39)	200	161,091
4.25%, 11/21/49 (Call 05/21/49)	250	193,952
4.40%, 11/06/42	200	163,313
4.70%, 05/14/45 (Call 11/14/44)	200	166,167
AstraZeneca PLC
1.38%, 08/06/30 (Call 05/06/30)	300	229,392
4.38%, 08/17/48 (Call 02/17/48)	100	84,547
Becton Dickinson and Co., 1.96%, 02/11/31 (Call 11/11/30)	300	229,658
Bristol-Myers Squibb Co.
3.40%, 07/26/29 (Call 04/26/29)	200	181,683
3.70%, 03/15/52 (Call 09/15/51)	200	148,341
3.90%, 03/15/62 (Call 09/15/61)	200	146,089
4.25%, 10/26/49 (Call 04/26/49)	100	81,330

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Cigna Corp.
3.40%, 03/01/27 (Call 12/01/26)	$400	$367,577
4.90%, 12/15/48 (Call 06/15/48)	200	169,812
CVS Health Corp.
4.13%, 04/01/40 (Call 10/01/39)	200	156,521
4.25%, 04/01/50 (Call 10/01/49)	200	150,266
4.30%, 03/25/28 (Call 12/25/27)	200	187,665
4.78%, 03/25/38 (Call 09/25/37)	200	173,592
5.05%, 03/25/48 (Call 09/25/47)	200	169,889
Eli Lilly & Co., 2.50%, 09/15/60 (Call 03/15/60)	200	114,938
GlaxoSmithKline Capital Inc., 3.88%, 05/15/28	500	469,456
Johnson & Johnson
1.30%, 09/01/30 (Call 06/01/30)	300	237,269
3.70%, 03/01/46 (Call 09/01/45)	300	238,516
Merck & Co. Inc.
1.45%, 06/24/30 (Call 03/24/30)	200	155,220
2.15%, 12/10/31 (Call 09/10/31)	500	396,901
Novartis Capital Corp., 4.40%, 05/06/44	200	175,306
Pfizer Inc.
2.63%, 04/01/30 (Call 01/01/30)	500	426,925
4.00%, 03/15/49 (Call 09/15/48)	200	164,389
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30 (Call 12/31/29)	200	157,909
Viatris Inc., 2.70%, 06/22/30 (Call 03/22/30)	300	224,386
Zoetis Inc., 4.70%, 02/01/43 (Call 08/01/42)	200	170,541

		6,354,859

Pipelines — 0.4%
Enbridge Inc., 3.40%, 08/01/51 (Call 02/01/51)	200	129,477
Energy Transfer LP
3.75%, 05/15/30 (Call 02/15/30)	300	254,998
4.95%, 05/15/28 (Call 02/15/28)	300	278,072
6.25%, 04/15/49 (Call 10/15/48)	200	174,470
Enterprise Products Operating LLC
2.80%, 01/31/30 (Call 10/31/29)	300	250,215
3.13%, 07/31/29 (Call 04/30/29)	300	257,884
3.70%, 02/15/26 (Call 11/15/25)	100	94,806
4.80%, 02/01/49 (Call 08/01/48)	150	120,530
Kinder Morgan Inc., 5.45%, 08/01/52 (Call 02/01/52)	200	169,062
MPLX LP
2.65%, 08/15/30 (Call 05/15/30)	300	236,176
5.50%, 02/15/49 (Call 08/15/48)	100	83,446
ONEOK Inc., 3.10%, 03/15/30 (Call 12/15/29)	300	242,510
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.88%, 02/01/31 (Call 02/01/26)	200	176,462
TransCanada PipeLines Ltd., 4.88%, 05/15/48 (Call 11/15/47)	200	164,767
Williams Companies Inc. (The), 4.65%, 08/15/32 (Call 05/15/32)	250	224,942

		2,857,817

Real Estate Investment Trusts — 0.2%
Alexandria Real Estate Equities Inc., 3.55%, 03/15/52 (Call 09/15/51)	100	64,441
American Tower Corp., 1.88%, 10/15/30 (Call 07/15/30)	200	147,255
Boston Properties LP, 3.25%, 01/30/31 (Call 10/30/30)	300	238,987
Brixmor Operating Partnership LP, 4.05%, 07/01/30 (Call 04/01/30)	100	82,954
Crown Castle Inc.
2.10%, 04/01/31 (Call 01/01/31)	200	149,364
2.25%, 01/15/31 (Call 10/15/30)	200	152,458
Equinix Inc., 3.90%, 04/15/32 (Call 01/15/32)	300	252,437

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Simon Property Group LP, 3.25%, 09/13/49 (Call 03/13/49)	$100	$60,374
VICI Properties LP, 4.95%, 02/15/30 (Call 12/15/29)	200	180,760
Welltower Inc., 2.80%, 06/01/31 (Call 03/01/31)	100	77,045

		1,406,075

Retail — 0.3%
Home Depot Inc. (The)
3.25%, 04/15/32 (Call 01/15/32)	300	258,882
3.63%, 04/15/52 (Call 10/15/51)	200	144,736
4.50%, 09/15/32 (Call 06/15/32)	300	284,310
4.50%, 12/06/48 (Call 06/06/48)	200	169,404
Lowe’s Companies Inc.
5.00%, 04/15/33 (Call 01/15/33)	200	188,708
5.63%, 04/15/53 (Call 10/15/52)	200	180,108
McDonald’s Corp.
3.63%, 09/01/49 (Call 03/01/49)	200	141,089
4.60%, 09/09/32 (Call 06/09/32)	200	189,810
Starbucks Corp., 4.50%, 11/15/48 (Call 05/15/48)	200	161,595
Target Corp., 4.50%, 09/15/32 (Call 06/15/32)	300	282,926
Walgreens Boots Alliance Inc., 4.10%, 04/15/50 (Call 10/15/49)	100	69,039
Walmart Inc., 4.50%, 09/09/52 (Call 03/09/52)	200	177,565

		2,248,172

Semiconductors — 0.4%
Analog Devices Inc., 2.95%, 10/01/51 (Call 04/01/51)	200	128,983
Applied Materials Inc., 1.75%, 06/01/30 (Call 03/01/30)	300	236,629
Broadcom Inc.
2.45%, 02/15/31 (Call 11/15/30)(c)	200	150,084
3.14%, 11/15/35 (Call 08/15/35)(c)	200	138,735
3.42%, 04/15/33 (Call 01/15/33)(c)	200	151,971
3.47%, 04/15/34 (Call 01/15/34)(c)	200	149,701
3.50%, 02/15/41 (Call 08/15/40)(c)	200	131,810
Intel Corp.
3.25%, 11/15/49 (Call 05/15/49)	200	125,271
4.15%, 08/05/32 (Call 05/05/32)	500	446,473
4.75%, 03/25/50 (Call 09/25/49)	200	162,064
KLA Corp., 4.65%, 07/15/32 (Call 04/15/32)	300	284,954
Lam Research Corp., 1.90%, 06/15/30 (Call 03/15/30)	300	235,397
NVIDIA Corp., 3.50%, 04/01/40 (Call 10/01/39)	200	151,886
NXP BV/NXP Funding LLC/NXP USA Inc., 2.65%, 02/15/32 (Call 11/15/31)	300	223,181
QUALCOMM Inc.
1.65%, 05/20/32 (Call 02/20/32)	200	150,196
4.30%, 05/20/47 (Call 11/20/46)	100	81,675

		2,949,010

Software — 0.5%
Fidelity National Information Services Inc., 3.10%, 03/01/41 (Call 09/01/40)	200	130,425
Fiserv Inc., 3.50%, 07/01/29 (Call 04/01/29)	300	260,286
Microsoft Corp.
2.40%, 08/08/26 (Call 05/08/26)	500	462,632
2.68%, 06/01/60 (Call 12/01/59)	200	121,153
2.92%, 03/17/52 (Call 09/17/51)	200	135,130
3.30%, 02/06/27 (Call 11/06/26)	500	475,232
3.45%, 08/08/36 (Call 02/08/36)	300	257,062
Oracle Corp.
2.88%, 03/25/31 (Call 12/25/30)	400	315,246
3.60%, 04/01/40 (Call 10/01/39)	200	135,325
3.60%, 04/01/50 (Call 10/01/49)	200	123,105
3.85%, 04/01/60 (Call 10/01/59)	200	120,778
3.95%, 03/25/51 (Call 09/25/50)	200	130,842

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
4.00%, 07/15/46 (Call 01/15/46)	$200	$133,626
4.30%, 07/08/34 (Call 01/08/34)	200	164,509
salesforce.com Inc., 1.95%, 07/15/31 (Call 04/15/31)	300	234,184
VMware Inc., 2.20%, 08/15/31 (Call 05/15/31)	300	218,359

		3,417,894

Telecommunications — 0.8%
AT&T Inc.
2.30%, 06/01/27 (Call 04/01/27)	300	261,644
2.55%, 12/01/33 (Call 09/01/33)	500	368,473
3.50%, 09/15/53 (Call 03/15/53)	200	128,366
3.55%, 09/15/55 (Call 03/15/55)	200	127,272
3.65%, 06/01/51 (Call 12/01/50)	200	133,033
3.65%, 09/15/59 (Call 03/15/59)	200	126,159
3.80%, 12/01/57 (Call 06/01/57)	200	131,795
4.30%, 02/15/30 (Call 11/15/29)	500	455,877
4.50%, 05/15/35 (Call 11/15/34)	200	172,375
Bell Telephone Co. of Canada or Bell Canada (The), 3.65%, 08/15/52 (Call 02/15/52)	150	101,297
British Telecommunications PLC, 9.63%, 12/15/30	200	228,173
Cisco Systems Inc., 2.50%, 09/20/26 (Call 06/20/26)	300	276,943
Corning Inc., 5.45%, 11/15/79	100	80,199
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	200	228,859
Orange SA, 9.00%, 03/01/31	200	238,934
Rogers Communications Inc.
3.80%, 03/15/32 (Call 12/15/31)(c)	200	170,278
4.35%, 05/01/49 (Call 11/01/48)	200	146,843
Telefonica Emisiones SA, 5.52%, 03/01/49 (Call 09/01/48)	150	117,810
T-Mobile USA Inc.
2.55%, 02/15/31 (Call 11/15/30)	300	237,281
3.30%, 02/15/51 (Call 08/15/50)	200	128,308
3.60%, 11/15/60 (Call 05/15/60)	200	128,683
3.88%, 04/15/30 (Call 01/15/30)	300	265,380
4.50%, 04/15/50 (Call 10/15/49)	200	158,459
Verizon Communications Inc.
2.36%, 03/15/32 (Call 12/15/31)	500	378,763
2.55%, 03/21/31 (Call 12/21/30)	300	237,067
2.63%, 08/15/26	300	272,842
2.99%, 10/30/56 (Call 04/30/56)	200	115,079
3.40%, 03/22/41 (Call 09/22/40)	200	142,197
3.55%, 03/22/51 (Call 09/22/50)	200	134,999
3.70%, 03/22/61 (Call 09/22/60)	200	130,817
4.86%, 08/21/46	200	166,915
Vodafone Group PLC
4.25%, 09/17/50	200	140,873
4.38%, 02/19/43	200	149,790

		6,281,783

Transportation — 0.3%
Burlington Northern Santa Fe LLC, 4.45%, 01/15/53 (Call 07/15/52)	200	167,814
Canadian Pacific Railway Co., 3.10%, 12/02/51 (Call 06/02/51)	200	127,223
CSX Corp., 3.25%, 06/01/27 (Call 03/01/27)	500	458,049
FedEx Corp.
2.40%, 05/15/31 (Call 02/15/31)	200	155,344

Security	Par/ Shares (000)	Value

Transportation (continued)
5.25%, 05/15/50 (Call 11/15/49)	$200	$169,093
Norfolk Southern Corp., 3.16%, 05/15/55 (Call 11/15/54)	200	122,454
Union Pacific Corp.
2.80%, 02/14/32 (Call 12/15/31)	200	165,720
3.84%, 03/20/60 (Call 09/20/59)	200	142,890
United Parcel Service Inc., 3.05%, 11/15/27 (Call 08/15/27)	500	458,556
Walmart Inc., 1.80%, 09/22/31 (Call 06/22/31)	300	237,257

		2,204,400

Water — 0.0%
American Water Capital Corp., 4.45%, 06/01/32 (Call 03/01/32)	200	184,339

Total Corporate Bonds & Notes — 11.9% (Cost: $89,213,304)		88,968,657

Investment Companies

Exchange Traded Funds — 86.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)(d)	6,358	644,356,037

Total Investment Companies — 86.6% (Cost $803,001,690)		644,356,037

Total Long-Term Investments — 98.5% (Cost: $892,214,994)		733,324,694

Short-Term Securities

Money Market Funds — 12.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.29%(d)(e)(f)	94,046	94,026,906
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(d)(e)	1,120	1,120,000

Total Short-Term Securities — 12.8% (Cost: $95,159,860)		95,146,906

Total Investments — 111.3% (Cost: $987,374,854)		828,471,600

Liabilities in Excess of Other Assets — (11.3)%		(84,290,721)

Net Assets — 100.0%		$744,180,879

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Corporate Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$322,620,459	$—	$(228,297,506	)(a)	$(283,093)	$(12,954)	$94,026,906	94,045,715	$2,169,248	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,390,000	—	(6,270,000	)(a)	—	—	1,120,000	1,120,000	145,519		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	709,029,875	1,135,040,551	(910,862,979)		(128,180,949)	(160,670,461)	644,356,037	6,357,731	27,157,821		—

					$(128,464,042)	$(160,683,415)	$739,502,943		$29,472,588		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	(1)	12/20/22	$(111)	$3,826

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

2.92%	Annual	1-Day SOFR, 3.06%	Annual	N/A	11/30/22	$(230,000)	$160,638	$103	$160,535
3.59%	Annual	1-Day SOFR, 3.06%	Annual	N/A	01/04/23	(80,000)	55,967	78	55,889
4.04%	Annual	1-Day SOFR, 3.06%	Annual	N/A	01/24/23	(100,000)	6,613	127	6,486
3.27%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/15/23	(23,200)	232,397	(18,743)	251,140
4.32%	Annual	1-Day SOFR, 3.06%	Annual	N/A	09/26/23	(10,000)	39,059	12	39,047
3.11%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/15/24	(5,000)	126,534	(1,525)	128,059
2.96%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/27/24	(12,000)	337,483	49	337,434
3.92%	Annual	1-Day SOFR, 3.06%	Annual	N/A	09/16/24	(5,000)	61,129	23	61,106
0.35%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	09/22/25	(21,500)	2,449,427	5,227	2,444,200
0.40%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	10/19/25	(62,900)	7,267,591	324,758	6,942,833
0.93%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	05/17/26	(1,000)	115,272	6	115,266
0.93%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	05/17/26	(12,100)	1,395,188	(4,988)	1,400,176
0.86%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	08/23/26	(4,420)	547,821	31	547,790
0.87%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/01/26	(7,500)	879,394	54	879,340
1.01%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/29/26	(950)	108,301	7	108,294
0.98%	Annual	1-Day SOFR, 3.06%	Annual	N/A	11/10/26	(3,512)	405,887	26	405,861
1.32%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	11/23/26	(1,000)	113,388	8	113,380
1.00%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/07/26	(8,100)	943,438	65	943,373
1.06%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/15/26	(29,360)	3,367,292	239	3,367,053
1.09%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/17/26	(18,200)	2,071,739	148	2,071,591
2.68%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/12/27	(8,000)	470,737	76	470,661
2.76%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/15/27	(7,000)	389,447	66	389,381
2.97%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/29/27	(2,000)	92,716	19	92,697
0.49%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	09/22/27	(63,232)	10,531,341	636,474	9,894,867
1.08%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	08/19/28	(2,350)	379,180	3,732	375,448
1.19%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/20/28	(38,300)	5,574,321	424	5,573,897

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Corporate Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1.23%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/22/28	$(1,460)	$209,560	$16	$209,544
1.15%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/15/28	(27,500)	4,133,741	330	4,133,411
1.19%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/30/28	(5,590)	832,084	68	832,016
1.21%	Annual	1-Day SOFR, 3.06%	Annual	N/A	01/04/29	(1,600)	236,874	19	236,855
1.33%	Annual	1-Day SOFR, 3.06%	Annual	N/A	01/06/29	(12,000)	1,706,971	145	1,706,826
1.43%	Annual	1-Day SOFR, 3.06%	Annual	N/A	01/10/29	(11,385)	1,554,375	139	1,554,236
2.69%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/15/29	(2,400)	171,967	32	171,935
2.41%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/01/29	(4,500)	397,542	60	397,482
2.58%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/12/29	(8,000)	626,983	106	626,877
2.67%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/15/29	(6,500)	475,178	86	475,092
2.67%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/22/29	(1,500)	110,192	20	110,172
2.86%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/30/29	(3,000)	187,289	40	187,249
3.96%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/24/29	(3,500)	(13,131)	47	(13,178)
3.72%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/31/29	(5,300)	56,937	73	56,864
3.89%	Annual	1-Day SOFR, 3.06%	Annual	N/A	11/02/29	(4,000)	3,634	54	3,580
0.77%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	04/01/30	(18,514)	3,975,912	(122,717)	4,098,629
0.78%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	10/19/30	(27,400)	6,247,350	404	6,246,946
1.22%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	02/12/31	(25,180)	5,149,906	799,610	4,350,296
1.63%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	05/25/31	(18,080)	3,258,831	(134,604)	3,393,435
1.03%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/23/31	(1,000)	208,608	14	208,594
1.28%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	08/23/31	(5,000)	1,051,208	72	1,051,136
1.37%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	09/22/31	(10,460)	2,138,946	150	2,138,796
1.24%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/15/31	(18,300)	3,621,299	290	3,621,009
1.28%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/17/31	(29,900)	5,839,917	473	5,839,444
2.37%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/03/32	(1,000)	117,791	17	117,774
2.55%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/12/32	(7,000)	726,123	119	726,004
2.53%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/15/32	(1,000)	105,393	17	105,376
2.66%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/15/32	(4,000)	381,189	68	381,121
2.85%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/25/32	(1,500)	119,406	25	119,381
2.88%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/29/32	(1,500)	115,634	25	115,609
3.11%	Annual	1-Day SOFR, 3.06%	Annual	N/A	09/13/32	(1,000)	59,040	17	59,023
3.87%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/24/32	(2,000)	(5,722)	34	(5,756)
3.66%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/31/32	(7,500)	105,902	129	105,773
3.80%	Annual	1-Day SOFR, 3.06%	Annual	N/A	11/02/32	(3,000)	7,399	52	7,347
0.91%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	09/25/35	(26,000)	8,331,632	122,581	8,209,051
1.59%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	09/14/36	(3,200)	851,763	59	851,704
1.44%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/05/36	(3,600)	916,162	68	916,094
1.46%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/29/36	(8,360)	2,109,290	157	2,109,133
1.35%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/15/36	(20,000)	5,323,523	403	5,323,120
1.34%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/21/36	(11,500)	3,085,333	219	3,085,114
2.66%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/05/37	(1,000)	129,134	21	129,113
2.61%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/12/37	(3,500)	471,171	73	471,098
2.73%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/15/37	(3,000)	364,584	63	364,521
1.11%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	10/19/40	(21,700)	8,230,638	1,181,378	7,049,260
1.57%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	08/23/41	(14,970)	4,899,820	18,395	4,881,425
1.41%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/15/41	(11,600)	3,659,748	313	3,659,435
1.48%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/30/41	(3,890)	1,190,428	105	1,190,323
2.60%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/12/42	(4,000)	627,322	111	627,211
2.69%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/16/42	(1,600)	230,168	44	230,124
0.86%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	03/30/45	(23,747)	10,926,643	1,130,320	9,796,323
1.16%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	10/19/45	(13,283)	5,585,143	1,911,323	3,673,820
1.40%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/15/46	(7,000)	2,429,268	221	2,429,047
1.45%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/17/46	(20,500)	6,979,737	647	6,979,090
2.53%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/12/47	(2,200)	372,818	71	372,747
2.53%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/15/47	(1,000)	168,250	32	168,218
1.06%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	09/18/50	(18,755)	8,796,572	441,396	8,355,176
1.18%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	10/19/50	(18,750)	8,413,521	2,387,282	6,026,239
1.63%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	09/16/51	(2,500)	935,611	75	935,536

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Corporate Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

1.52%	Annual	1-Day SOFR, 3.06%	Annual	N/A	09/29/51	$ (4,900)	$1,689,393	$147	$1,689,246
1.29%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/07/51	(3,700)	1,433,979	130	1,433,849
1.38%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/15/51	(19,300)	7,152,539	675	7,151,864
1.46%	Annual	1-Day SOFR, 3.06%	Annual	N/A	01/04/52	(1,815)	646,054	64	645,990
2.37%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/03/52	(200)	38,907	7	38,900
2.45%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/12/52	(2,500)	449,408	89	449,319
3.08%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/11/52	(1,000)	64,561	35	64,526
3.42%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/24/52	(1,000)	3,247	35	3,212
3.40%	Annual	1-Day SOFR, 3.06%	Annual	N/A	11/02/52	(1,500)	9,820	54	9,766

							$178,552,815	$8,688,519	$169,864,296

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$8,971,096	$(282,577)	$169,883,230	$(18,934)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$3,826	$—	$3,826
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$169,883,230	$—	$169,883,230

	$—	$—	$—	$—	$169,887,056	$—	$169,887,056

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$18,934	$—	$18,934

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Corporate Bond ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended October 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Swaps	$—	$—	$—	$—	$55,606,449	$—	$55,606,449

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$3,826	$—	$3,826
Swaps	—	—	—	—	150,370,535	—	150,370,535

	$—	$—	$—	$—	$150,374,361	$—	$150,374,361

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$(27,672)
Interest rate swaps:
Average notional value — pays fixed rate	$1,304,049,388

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$88,968,657	$—	$88,968,657
Investment Companies	644,356,037	—	—	644,356,037
Money Market Funds	95,146,906	—	—	95,146,906

	$739,502,943	$88,968,657	$—	$828,471,600

Derivative financial instruments(a)
Assets
Futures Contracts	$3,826	$—	$—	$3,826
Swaps	—	169,883,230	—	169,883,230
Liabilities
Swaps	—	(18,934)	—	(18,934)

	$3,826	$169,864,296	$—	$169,868,122

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2022	iShares® Interest Rate Hedged High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 95.9%
iShares iBoxx $ High Yield Corporate Bond ETF(a)(b)	1,461,714	$107,333,659

Total Investment Companies (Cost: $124,997,297)		107,333,659

Short-Term Securities

Money Market Funds — 45.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.29%(a)(c)(d)	50,142,631	50,132,602
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(a)(c)	880,000	880,000

Total Short-Term Securities — 45.6% (Cost: $51,012,267)		51,012,602

Total Investments in Securities — 141.5% (Cost: $176,009,564)		158,346,261

Liabilities in Excess of Other Assets — (41.5)%		(46,417,852)

Net Assets — 100.0%		$111,928,409

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$56,318,647	$—	$(6,143,628	)(a)	$(42,752)	$335	$50,132,602	50,142,631	$1,190,345	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,310,000	—	(1,430,000	)(a)	—	—	880,000	880,000	20,974		—
iShares iBoxx $ High Yield Corporate Bond ETF	131,164,765	122,348,184	(120,603,181)		(9,070,822)	(16,505,287)	107,333,659	1,461,714	6,320,641		—

					$(9,113,574)	$(16,504,952)	$158,346,261		$7,531,960		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	(1)	12/20/22	$(111)	$3,827

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged High Yield Bond ETF

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

3.36%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/16/22	$(30,000)	$18,853	$21	$18,832
3.50%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/23/22	(6,000)	3,532	5	3,527
3.79%	Annual	1-Day SOFR, 3.06%	Annual	N/A	01/13/23	(10,000)	4,765	11	4,754
0.33%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	06/30/23	(1,070)	31,713	1	31,712
0.77%	Annual	1-Day SOFR, 3.06%	Annual	N/A	01/05/24	(1,520)	69,012	4	69,008
1.44%	Annual	1-Day SOFR, 3.06%	Annual	N/A	02/22/24	(2,600)	108,471	8	108,463
1.64%	Annual	1-Day SOFR, 3.06%	Annual	N/A	03/14/24	(1,500)	61,149	5	61,144
0.44%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	06/17/24	(6,120)	430,424	4,238	426,186
2.94%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/04/24	(4,000)	114,640	17	114,623
3.20%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/09/24	(1,000)	24,256	4	24,252
3.14%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/15/24	(2,000)	50,975	9	50,966
0.33%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	09/15/25	(16,400)	1,863,296	3,782	1,859,514
4.22%	Annual	1-Day SOFR, 3.06%	Annual	N/A	11/01/25	(1,000)	2,486	8	2,478
0.87%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	06/17/26	(1,250)	148,470	(5,372)	153,842
0.87%	Annual	1-Day SOFR, 3.06%	Annual	N/A	09/29/26	(2,900)	339,259	21	339,238
1.13%	Annual	1-Day SOFR, 3.06%	Annual	N/A	11/18/26	(7,600)	840,414	57	840,357
1.32%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	11/23/26	(500)	56,694	4	56,690
1.32%	Annual	1-Day SOFR, 3.06%	Annual	N/A	01/10/27	(3,776)	401,906	31	401,875
1.60%	Annual	1-Day SOFR, 3.06%	Annual	N/A	02/09/27	(1,916)	186,014	16	185,998
1.70%	Annual	1-Day SOFR, 3.06%	Annual	N/A	02/28/27	(1,172)	110,388	10	110,378
2.64%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/15/27	(300)	18,183	3	18,180
3.47%	Annual	1-Day SOFR, 3.06%	Annual	N/A	09/19/27	(500)	12,467	5	12,462
3.81%	Annual	1-Day SOFR, 3.06%	Annual	N/A	09/28/27	(200)	1,953	2	1,951
3.95%	Annual	1-Day SOFR, 3.06%	Annual	N/A	11/01/27	(1,000)	3,029	10	3,019
1.42%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	04/07/28	(9,450)	1,291,164	(47,995)	1,339,159
1.23%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	06/08/28	(5,780)	861,181	(22,545)	883,726
1.12%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	09/03/28	(1,960)	314,103	21	314,082
1.14%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/12/28	(2,500)	368,811	28	368,783
1.21%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/22/28	(2,100)	303,191	23	303,168
1.32%	Annual	1-Day SOFR, 3.06%	Annual	N/A	01/05/29	(4,300)	611,977	52	611,925
1.45%	Annual	1-Day SOFR, 3.06%	Annual	N/A	01/27/29	(4,450)	608,123	55	608,068
1.73%	Annual	1-Day SOFR, 3.06%	Annual	N/A	02/28/29	(355)	43,332	5	43,327
1.70%	Annual	1-Day SOFR, 3.06%	Annual	N/A	03/11/29	(842)	104,855	10	104,845
2.56%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/15/29	(300)	23,841	4	23,837
3.10%	Annual	1-Day SOFR, 3.06%	Annual	N/A	09/12/29	(800)	38,436	11	38,425
3.44%	Annual	1-Day SOFR, 3.06%	Annual	N/A	09/22/29	(500)	13,864	7	13,857
3.88%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/27/29	(1,500)	2,067	20	2,047
3.82%	Annual	1-Day SOFR, 3.06%	Annual	N/A	11/01/29	(1,200)	5,565	16	5,549
0.77%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	04/01/30	(10,500)	2,254,892	350,260	1,904,632
1.59%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	06/04/31	(2,814)	515,060	(57,351)	572,411
1.36%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/20/31	(830)	154,789	12	154,777
1.28%	Annual	1-Day SOFR, 3.06%	Annual	N/A	11/30/31	(1,100)	213,448	17	213,431
1.52%	Annual	1-Day SOFR, 3.06%	Annual	N/A	01/10/32	(328)	58,197	6	58,191
1.61%	Annual	1-Day SOFR, 3.06%	Annual	N/A	01/12/32	(2,033)	347,129	33	347,096
1.78%	Annual	1-Day SOFR, 3.06%	Annual	N/A	02/28/32	(100)	15,960	2	15,958
2.76%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/23/32	(150)	13,071	3	13,068
3.83%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/27/32	(500)	185	9	176
3.75%	Annual	1-Day SOFR, 3.06%	Annual	N/A	11/01/32	(300)	2,134	6	2,128
0.86%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	03/30/45	(80)	36,810	2,293	34,517
0.87%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	03/30/50	(10)	4,978	—	4,978
1.06%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	09/18/50	(15)	7,035	36	6,999

							$13,116,547	$227,938	$12,888,609

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged High Yield Bond ETF

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$361,201	$(133,263)	$12,888,609	$—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$3,827	$—	$3,827
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$12,888,609	$—	$12,888,609

	$—	$—	$—	$—	$12,892,436	$—	$12,892,436

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Swaps	$—	$—	$—	$—	$2,923,244	$—	$2,923,244

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$3,827	$—	$3,827
Swaps	—	—	—	—	11,797,945	—	11,797,945

	$—	$—	$—	$—	$11,801,772	$—	$11,801,772

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$(27,672)
Interest rate swaps:
Average notional value — pays fixed rate	$168,019,525

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged High Yield Bond ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$107,333,659	$—	$—	$107,333,659
Money Market Funds	51,012,602	—	—	51,012,602

	$158,346,261	$—	$—	$158,346,261

Derivative financial instruments(a)
Assets
Futures Contracts	$3,827	$—	$—	$3,827
Swaps	—	12,888,609	—	12,888,609

	$3,827	$12,888,609	$—	$12,892,436

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2022	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.8%
Boeing Co. (The)
3.95%, 08/01/59 (Call 02/01/59)	$100	$62,628
5.71%, 05/01/40 (Call 11/01/39)	150	130,129
5.81%, 05/01/50 (Call 11/01/49)	200	172,012
Lockheed Martin Corp.
4.09%, 09/15/52 (Call 03/15/52)	100	79,952
4.70%, 05/15/46 (Call 11/15/45)	100	87,812
Northrop Grumman Corp., 4.03%, 10/15/47 (Call 04/15/47)	150	118,013
Raytheon Technologies Corp.
4.50%, 06/01/42	100	84,994
4.63%, 11/16/48 (Call 05/16/48)	100	84,096

		819,636

Agriculture — 0.7%
Altria Group Inc.
5.38%, 01/31/44	75	59,985
5.80%, 02/14/39 (Call 08/14/38)	100	85,444
5.95%, 02/14/49 (Call 08/14/48)	100	81,675
Archer-Daniels-Midland Co., 2.70%, 09/15/51 (Call 03/15/51)	100	62,274
BAT Capital Corp., 4.54%, 08/15/47 (Call 02/15/47)	100	64,591
Cargill Inc., 4.38%, 04/22/52 (Call 10/22/51)(a)	100	81,238
Philip Morris International Inc., 6.38%, 05/16/38	150	139,746
Reynolds American Inc., 5.85%, 08/15/45 (Call 02/15/45)	150	117,797

		692,750

Apparel — 0.1%
NIKE Inc., 3.38%, 03/27/50 (Call 09/27/49)(b)	100	72,916

Auto Manufacturers — 0.2%
General Motors Co.
5.20%, 04/01/45	100	77,158
6.25%, 10/02/43	100	87,795

		164,953

Auto Parts & Equipment — 0.1%
Aptiv PLC, 3.10%, 12/01/51 (Call 06/01/51)	100	55,769
Lear Corp., 3.55%, 01/15/52 (Call 07/15/51)	50	28,418

		84,187

Banks — 3.6%
Bank of America Corp.
2.68%, 06/19/41 (Call 06/19/40), (SOFR + 1.930%)(c)	200	126,535
3.31%, 04/22/42 (Call 04/22/41), (SOFR + 1.580%)(c)	150	103,797
4.08%, 03/20/51 (Call 03/20/50), (3 mo. LIBOR US + 3.15%)(c)	200	148,584
4.44%, 01/20/48 (Call 01/20/47), (3 mo. LIBOR US + 1.990%)(c)	150	118,404
6.11%, 01/29/37	150	144,050
Barclays PLC, 4.95%, 01/10/47	200	148,897
Citigroup Inc.
4.65%, 07/23/48 (Call 06/23/48)	150	120,375
5.30%, 05/06/44	100	84,269
5.32%, 03/26/41 (Call 03/26/40), (SOFR + 4.548%)(c)	100	88,948
6.00%, 10/31/33	100	95,048
Commonwealth Bank of Australia, 3.90%, 07/12/47(a)	100	76,051
Cooperatieve Rabobank UA, 5.25%, 05/24/41	100	92,575
Goldman Sachs Group Inc. (The)
4.02%, 10/31/38 (Call 10/31/37), (3 mo. LIBOR US + 1.373%)(c)	100	77,864
4.75%, 10/21/45 (Call 04/21/45)	100	80,599
4.80%, 07/08/44 (Call 01/08/44)	50	40,759
6.25%, 02/01/41	100	97,901

Security	Par (000)	Value

Banks (continued)
6.75%, 10/01/37	$150	$148,304
HSBC Holdings PLC, 6.10%, 01/14/42	200	185,584
JPMorgan Chase & Co.
3.33%, 04/22/52 (Call 04/22/51), (SOFR + 1.580%)(c)	150	97,388
3.88%, 07/24/38 (Call 07/24/37), (3 mo. LIBOR US + 1.360%)(c)	200	154,950
3.96%, 11/15/48 (Call 11/15/47), (3 mo. LIBOR US + 1.380%)(c)	200	147,010
6.40%, 05/15/38	150	154,553
Mitsubishi UFJ Financial Group Inc., 3.75%, 07/18/39	200	149,608
Morgan Stanley
3.22%, 04/22/42 (Call 04/22/41), (SOFR + 1.485%)(c)	100	67,976
4.30%, 01/27/45	150	115,569
4.38%, 01/22/47	100	77,702
5.60%, 03/24/51 (Call 03/24/50), (SOFR + 4.480%)(c)	100	92,196
Sumitomo Mitsui Financial Group Inc., 2.93%, 09/17/41	100	61,440
Wells Fargo & Co.
3.07%, 04/30/41 (Call 04/30/40), (SOFR + 2.530%)(c)	100	67,756
4.61%, 04/25/53 (Call 04/25/52)(c)	150	119,510
4.90%, 11/17/45	100	79,747
5.01%, 04/04/51 (Call 04/04/50), (SOFR + 4.502%)(c)	200	169,522
5.61%, 01/15/44	150	130,834
Westpac Banking Corp., 3.13%, 11/18/41	100	61,362

		3,725,667

Beverages — 1.3%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
4.70%, 02/01/36 (Call 08/01/35)	200	180,771
4.90%, 02/01/46 (Call 08/01/45)	200	171,535
Anheuser-Busch InBev Worldwide Inc.
5.55%, 01/23/49 (Call 07/23/48)	200	188,354
5.80%, 01/23/59 (Call 07/23/58)	200	190,187
Coca-Cola Co. (The), 3.00%, 03/05/51	150	102,177
Constellation Brands Inc., 3.75%, 05/01/50 (Call 11/01/49)	100	69,790
Fomento Economico Mexicano SAB de CV, 3.50%, 01/16/50 (Call 07/16/49)	150	95,625
Keurig Dr Pepper Inc., 4.50%, 04/15/52 (Call 10/15/51)	100	78,586
Molson Coors Beverage Co., 4.20%, 07/15/46 (Call 01/15/46)	100	73,734
PepsiCo Inc.
2.88%, 10/15/49 (Call 04/15/49)	150	101,649
3.45%, 10/06/46 (Call 04/06/46)	100	74,816

		1,327,224

Biotechnology — 0.8%
Amgen Inc.
3.38%, 02/21/50 (Call 08/21/49)	100	66,612
4.40%, 05/01/45 (Call 11/01/44)	150	121,026
4.66%, 06/15/51 (Call 12/15/50)	200	165,156
Biogen Inc., 3.15%, 05/01/50 (Call 11/01/49)	150	92,539
CSL Finance PLC, 4.75%, 04/27/52 (Call 10/27/51)(a)	100	83,880
Gilead Sciences Inc.
4.75%, 03/01/46 (Call 09/01/45)	200	171,806
4.80%, 04/01/44 (Call 10/01/43)	100	85,955
Royalty Pharma PLC, 3.55%, 09/02/50 (Call 03/02/50)	100	61,075

		848,049

Building Materials — 0.2%
Carrier Global Corp., 3.58%, 04/05/50 (Call 10/05/49)	200	134,163
Johnson Controls International PLC, 4.95%, 07/02/64 (Call 01/02/64)(d)	100	74,743

		208,906

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals — 0.8%
CF Industries Inc., 5.38%, 03/15/44	$100	$84,980
Dow Chemical Co. (The), 4.38%, 11/15/42 (Call 05/15/42)	100	76,493
DuPont de Nemours Inc., 5.32%, 11/15/38 (Call 05/15/38)	100	90,617
Eastman Chemical Co., 4.65%, 10/15/44 (Call 04/15/44)	100	75,368
Ecolab Inc., 2.70%, 12/15/51 (Call 06/15/51)	100	59,804
International Flavors & Fragrances Inc., 5.00%, 09/26/48 (Call 03/26/48)	100	79,835
LyondellBasell Industries NV, 4.63%, 02/26/55 (Call 08/26/54)	100	71,561
Mosaic Co. (The), 5.45%, 11/15/33 (Call 05/15/33)	100	92,519
Nutrien Ltd., 5.25%, 01/15/45 (Call 07/15/44)	100	85,785
Sherwin-Williams Co. (The), 4.50%, 06/01/47 (Call 12/01/46)	100	79,078
Westlake Corp., 3.13%, 08/15/51 (Call 02/15/51)	75	43,980

		840,020

Commercial Services — 0.5%
California Institute of Technology, 3.65%, 09/01/2119 (Call 03/01/2119)	50	29,615
George Washington University (The), Series 2018, 4.13%, 09/15/48 (Call 03/15/48)	100	77,265
Massachusetts Institute of Technology, 3.07%, 04/01/52 (Call 10/01/51)	100	68,258
Moody’s Corp., 3.10%, 11/29/61 (Call 05/29/61)	100	57,711
PayPal Holdings Inc., 5.25%, 06/01/62 (Call 12/01/61)	50	42,934
President and Fellows of Harvard College, 2.52%, 10/15/50 (Call 04/15/50)	100	60,630
S&P Global Inc., 3.70%, 03/01/52 (Call 09/01/51)(a)	100	72,784
University of Southern California, 3.03%, 10/01/39	100	76,145

		485,342

Computers — 0.9%
Apple Inc.
2.65%, 05/11/50 (Call 11/11/49)	100	62,578
2.65%, 02/08/51 (Call 08/08/50)	200	124,639
2.80%, 02/08/61	100	59,299
4.10%, 08/08/62 (Call 02/08/62)	100	77,678
4.65%, 02/23/46 (Call 08/23/45)	200	180,669
Dell International LLC/EMC Corp., 8.35%, 07/15/46 (Call 01/15/46)	100	106,158
Hewlett Packard Enterprise Co., 6.35%, 10/15/45 (Call 04/15/45)	100	90,436
HP Inc., 5.50%, 01/15/33 (Call 10/15/32)	100	88,913
International Business Machines Corp.
4.70%, 02/19/46	100	82,406
4.90%, 07/27/52 (Call 01/27/52)	100	84,237

		957,013

Cosmetics & Personal Care — 0.1%
Estee Lauder Companies Inc. (The), 3.13%, 12/01/49 (Call 06/01/49)	100	67,866
Procter & Gamble Co. (The), 3.55%, 03/25/40	100	81,095

		148,961

Diversified Financial Services — 0.5%
Blackstone Holdings Finance Co. LLC, 3.20%, 01/30/52 (Call 07/30/51)(a)	100	60,619
Brookfield Finance Inc., 4.70%, 09/20/47 (Call 03/20/47)	100	74,412
Jefferies Group LLC, 6.50%, 01/20/43	100	91,696
Mastercard Inc., 3.85%, 03/26/50 (Call 09/26/49)	100	78,453
Visa Inc.
2.00%, 08/15/50 (Call 02/15/50)	200	111,013
4.30%, 12/14/45 (Call 06/14/45)	100	85,219

		501,412

Electric — 5.1%
AEP Texas Inc., 5.25%, 05/15/52 (Call 11/15/51)	100	87,179

Security	Par (000)	Value

Electric (continued)
AEP Transmission Co. LLC, 4.00%, 12/01/46 (Call 06/01/46)	$100	$74,117
Arizona Public Service Co., 3.35%, 05/15/50 (Call 11/15/49)	100	62,012
Berkshire Hathaway Energy Co.
2.85%, 05/15/51 (Call 11/15/50)	100	59,937
4.45%, 01/15/49 (Call 07/15/48)	100	80,305
4.60%, 05/01/53 (Call 11/01/52)(a)	100	82,446
5.15%, 11/15/43 (Call 05/15/43)	100	88,438
6.13%, 04/01/36	100	101,368
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	100	74,391
Series AF, 3.35%, 04/01/51 (Call 10/01/50)	100	68,349
Series K2, 6.95%, 03/15/33	100	109,113
CMS Energy Corp., 4.88%, 03/01/44 (Call 09/01/43)	100	82,995
Comision Federal de Electricidad, 3.88%, 07/26/33 (Call 04/26/33)(a)	200	142,537
Commonwealth Edison Co., 3.65%, 06/15/46 (Call 12/15/45)	100	71,792
Connecticut Light & Power Co. (The), 4.00%, 04/01/48 (Call 10/01/47)	100	77,410
Consolidated Edison Co. of New York Inc.
3.20%, 12/01/51 (Call 06/01/51)	100	63,571
4.45%, 03/15/44 (Call 09/15/43)	100	80,328
4.50%, 05/15/58 (Call 11/15/57)	100	75,632
Dominion Energy Inc., 4.85%, 08/15/52 (Call 02/15/52)	100	82,071
DTE Electric Co.
2.95%, 03/01/50 (Call 09/01/49)	100	63,711
3.70%, 03/15/45 (Call 09/15/44)	100	74,034
3.95%, 06/15/42 (Call 12/15/41)	100	75,005
Duke Energy Corp.
3.50%, 06/15/51 (Call 12/15/50)	100	64,850
3.75%, 09/01/46 (Call 03/01/46)	150	103,080
5.00%, 08/15/52 (Call 02/15/52)	150	124,047
Duke Energy Florida LLC, 6.40%, 06/15/38	100	103,657
Entergy Louisiana LLC
3.10%, 06/15/41 (Call 12/15/40)	100	68,588
4.00%, 03/15/33 (Call 12/15/32)	100	87,243
Evergy Metro Inc., 4.20%, 03/15/48 (Call 09/15/47)	50	38,389
Exelon Corp.
4.10%, 03/15/52 (Call 09/15/51)(a)	100	73,565
4.70%, 04/15/50 (Call 10/15/49)	100	80,412
5.10%, 06/15/45 (Call 12/15/44)	100	86,235
FirstEnergy Transmission LLC, 4.55%, 04/01/49 (Call 10/01/48)(a)	100	75,576
Florida Power & Light Co., 3.15%, 10/01/49 (Call 04/01/49)	150	100,678
Georgia Power Co., 4.30%, 03/15/42	100	80,727
Kentucky Utilities Co., 4.38%, 10/01/45 (Call 04/01/45)	100	79,821
Louisville Gas and Electric Co., 5.13%, 11/15/40	100	86,605
Monongahela Power Co., 5.40%, 12/15/43 (Call 06/15/43)(a)	100	89,158
Niagara Mohawk Power Corp., 4.12%, 11/28/42(a)	100	73,651
Northern States Power Co./MN, 3.40%, 08/15/42 (Call 02/15/42)	100	73,307
Oglethorpe Power Corp., 5.38%, 11/01/40	50	42,595
Oncor Electric Delivery Co. LLC
2.70%, 11/15/51 (Call 05/15/51)	100	60,091
7.25%, 01/15/33	100	112,115
Pacific Gas and Electric Co.
3.50%, 08/01/50 (Call 02/01/50)	100	60,999
4.50%, 07/01/40 (Call 01/01/40)	100	74,569
4.95%, 07/01/50 (Call 01/01/50)	100	74,545
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 6.15%, 05/21/48(a)	200	156,250

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Public Service Co. of Colorado, 3.80%, 06/15/47 (Call 12/15/46)	$100	$74,312
Public Service Electric & Gas Co.
2.70%, 05/01/50 (Call 11/01/49)	100	59,995
3.65%, 09/01/42 (Call 03/01/42)	100	75,219
3.80%, 03/01/46 (Call 09/01/45)	100	74,736
Puget Sound Energy Inc.
2.89%, 09/15/51 (Call 03/15/51)	100	59,840
4.30%, 05/20/45 (Call 11/20/44)	100	77,634
San Diego Gas & Electric Co., 3.70%, 03/15/52 (Call 09/15/51)	100	72,155
Sempra Energy, 6.00%, 10/15/39	50	47,613
Southern California Edison Co.
4.00%, 04/01/47 (Call 10/01/46)	100	71,340
4.65%, 10/01/43 (Call 04/01/43)	100	79,965
Series C, 4.13%, 03/01/48 (Call 09/01/47)	100	72,737
Southern Co. (The), 4.40%, 07/01/46 (Call 01/01/46)	200	155,279
Southwestern Electric Power Co., 3.25%, 11/01/51 (Call 05/01/51)	100	61,757
Southwestern Public Service Co., Series 6, 4.40%, 11/15/48 (Call 05/15/48)	100	79,082
Union Electric Co.
3.90%, 04/01/52 (Call 10/01/51)	100	75,250
8.45%, 03/15/39	100	118,655
Virginia Electric & Power Co., 2.95%, 11/15/51 (Call 05/15/51)	200	123,601
Wisconsin Public Service Corp., 3.30%, 09/01/49 (Call 03/01/49)	50	33,326

		5,259,990

Electronics — 0.2%
Honeywell International Inc., 5.38%, 03/01/41	200	196,648

Entertainment — 0.3%
Magallanes Inc.
5.05%, 03/15/42 (Call 09/15/41)(a)	150	109,739
5.14%, 03/15/52 (Call 09/15/51)(a)	150	104,733
5.39%, 03/15/62 (Call 09/15/61)(a)	150	104,632

		319,104

Food — 1.1%
Conagra Brands Inc., 5.30%, 11/01/38 (Call 05/01/38)	100	87,217
General Mills Inc., 4.15%, 02/15/43 (Call 08/15/42)	100	78,533
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., 5.75%, 04/01/33 (Call 01/01/33)(a)	150	135,171
JM Smucker Co. (The), 4.25%, 03/15/35	100	85,414
Kraft Heinz Foods Co.
4.38%, 06/01/46 (Call 12/01/45)	150	117,013
5.20%, 07/15/45 (Call 01/15/45)	100	87,356
Kroger Co. (The), 3.95%, 01/15/50 (Call 07/15/49)	150	108,525
Mars Inc., 4.13%, 04/01/54 (Call 10/01/53)(a)	100	76,318
Nestle Holdings Inc., 4.00%, 09/24/48 (Call 03/24/48)(a)	150	119,970
Sysco Corp., 6.60%, 04/01/50 (Call 10/01/49)	100	102,359
Tyson Foods Inc., 4.88%, 08/15/34 (Call 02/15/34)	200	186,361

		1,184,237

Forest Products & Paper — 0.1%
International Paper Co., 6.00%, 11/15/41 (Call 05/15/41)	100	93,191

Gas — 0.3%
Atmos Energy Corp., 5.75%, 10/15/52 (Call 04/15/52)	50	48,483
Brooklyn Union Gas Co. (The), 4.49%, 03/04/49 (Call 09/04/48)(a)	100	72,013
NiSource Inc., 4.80%, 02/15/44 (Call 08/15/43)	100	81,904

Security	Par (000)	Value

Gas (continued)
Southern California Gas Co., Series WW, 3.95%, 02/15/50 (Call 08/15/49)	$50	$36,013
Southern Co. Gas Capital Corp., 5.88%, 03/15/41 (Call 09/15/40)	100	92,202

		330,615

Health Care - Products — 0.6%
Abbott Laboratories, 4.90%, 11/30/46 (Call 05/30/46)	150	139,989
Baxter International Inc., 3.13%, 12/01/51 (Call 06/01/51)	100	60,902
Boston Scientific Corp., 4.55%, 03/01/39 (Call 09/01/38)	100	84,205
Danaher Corp., 2.80%, 12/10/51 (Call 06/10/51)	150	93,340
Medtronic Inc., 4.38%, 03/15/35	100	91,562
Stryker Corp., 4.63%, 03/15/46 (Call 09/15/45)	100	83,626
Thermo Fisher Scientific Inc., 2.80%, 10/15/41 (Call 04/15/41)	100	69,069

		622,693

Health Care - Services — 1.1%
Aetna Inc., 6.75%, 12/15/37	100	100,953
Elevance Health Inc.
4.63%, 05/15/42	100	84,806
6.38%, 06/15/37	100	102,515
HCA Inc.
5.13%, 06/15/39 (Call 12/15/38)	100	82,824
5.25%, 06/15/49 (Call 12/15/48)	100	80,987
Kaiser Foundation Hospitals, 4.15%, 05/01/47 (Call 11/01/46)	150	118,750
Roche Holdings Inc., 7.00%, 03/01/39(a)	100	115,742
UnitedHealth Group Inc.
3.13%, 05/15/60 (Call 11/15/59)	100	61,843
3.25%, 05/15/51 (Call 11/15/50)	150	101,808
4.63%, 07/15/35	100	91,830
4.75%, 07/15/45	200	174,897

		1,116,955

Household Products & Wares — 0.1%
Kimberly-Clark Corp., 6.63%, 08/01/37	100	109,347

Insurance — 2.4%
AIA Group Ltd., 3.20%, 09/16/40 (Call 03/16/40)(a)	200	129,913
Allstate Corp. (The)
4.20%, 12/15/46 (Call 06/15/46)	50	38,977
6.50%, 05/15/67 (Call 05/15/37), (3 mo. LIBOR US + 2.120%)(c)	50	48,383
American International Group Inc.
3.88%, 01/15/35 (Call 07/15/34)	100	82,227
4.50%, 07/16/44 (Call 01/16/44)	100	79,680
Aon Corp./Aon Global Holdings PLC, 3.90%, 02/28/52 (Call 08/28/51)	100	70,879
Aon Global Ltd., 4.60%, 06/14/44 (Call 03/14/44)	100	80,312
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	100	84,610
Berkshire Hathaway Finance Corp., 3.85%, 03/15/52 (Call 09/15/51)	100	73,348
Chubb Corp. (The), 6.00%, 05/11/37	100	102,341
Chubb INA Holdings Inc., 4.35%, 11/03/45 (Call 05/03/45)	100	81,527
Hartford Financial Services Group Inc. (The), 3.60%, 08/19/49 (Call 02/19/49)	100	67,919
Hill City Funding Trust, 4.05%, 08/15/41 (Call 02/15/41)(a)	100	65,775
Liberty Mutual Group Inc., 3.95%, 05/15/60 (Call 11/15/59)(a)	100	60,226
Markel Corp., 3.45%, 05/07/52 (Call 11/07/51)	100	63,197
Marsh & McLennan Companies Inc.
4.75%, 03/15/39 (Call 09/15/38)	100	85,899
4.90%, 03/15/49 (Call 09/15/48)	100	85,360

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Massachusetts Mutual Life Insurance Co.
3.20%, 12/01/61(a)	$100	$57,673
3.38%, 04/15/50(a)	100	64,623
MetLife Inc.
5.00%, 07/15/52 (Call 01/15/52)	100	87,259
9.25%, 04/08/68 (Call 04/08/33)(a)	100	114,798
Nationwide Financial Services Inc., 6.75%, 05/15/87	100	94,500
New York Life Insurance Co., 3.75%, 05/15/50 (Call 11/15/49)(a)	100	70,582
Northwestern Mutual Life Insurance Co. (The), 3.45%, 03/30/51 (Call 09/30/50)(a)	100	65,079
Pacific LifeCorp, 5.40%, 09/15/52 (Call 03/15/52)(a)	100	88,397
Progressive Corp. (The)
3.95%, 03/26/50 (Call 09/26/49)	100	74,168
6.25%, 12/01/32	100	104,351
Prudential Financial Inc., 4.35%, 02/25/50 (Call 08/25/49)	100	79,252
Teachers Insurance & Annuity Association of America, 3.30%, 05/15/50 (Call 11/15/49)(a)	100	64,294
Travelers Companies Inc. (The)
3.05%, 06/08/51 (Call 12/08/50)	100	63,327
5.35%, 11/01/40	100	93,744

		2,422,620

Internet — 0.7%
Alibaba Group Holding Ltd., 3.15%, 02/09/51 (Call 08/09/50)	200	97,000
Alphabet Inc., 2.05%, 08/15/50 (Call 02/15/50)	200	114,363
Amazon.com Inc.
4.05%, 08/22/47 (Call 02/22/47)	200	162,586
4.25%, 08/22/57 (Call 02/22/57)	200	161,022
eBay Inc., 3.65%, 05/10/51 (Call 11/10/50)	100	65,822
Meta Platforms Inc., 4.45%, 08/15/52 (Call 02/15/52)(a)	100	74,214

		675,007

Iron & Steel — 0.2%
ArcelorMittal SA, 7.00%, 10/15/39	100	93,908
Nucor Corp., 3.85%, 04/01/52	100	70,282
Vale Overseas Ltd., 6.88%, 11/10/39	100	94,952

		259,142

Machinery — 0.3%
Caterpillar Inc., 3.80%, 08/15/42	150	120,981
Deere & Co., 3.90%, 06/09/42 (Call 12/09/41)	200	165,748

		286,729

Manufacturing — 0.8%
3M Co., 4.00%, 09/14/48 (Call 03/14/48)	200	151,130
Eaton Corp., 4.70%, 08/23/52 (Call 02/23/52)(b)	200	169,829
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	200	176,458
Parker-Hannifin Corp., 4.00%, 06/14/49 (Call 12/14/48)	100	73,823
Siemens Financieringsmaatschappij NV, 4.20%, 03/16/47(a)	250	203,106

		774,346

Media — 2.1%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.85%, 04/01/61 (Call 10/01/60)	150	86,497
4.80%, 03/01/50 (Call 09/01/49)	100	70,773
5.75%, 04/01/48 (Call 10/01/47)	125	100,260
6.38%, 10/23/35 (Call 04/23/35)	100	91,336
6.48%, 10/23/45 (Call 04/23/45)	150	132,814
Comcast Corp.
2.45%, 08/15/52 (Call 02/15/52)	100	54,629
2.89%, 11/01/51 (Call 05/01/51)	150	90,113

Security	Par (000)	Value

Media (continued)
2.94%, 11/01/56 (Call 05/01/56)	$200	$115,656
2.99%, 11/01/63 (Call 05/01/63)	200	112,640
3.97%, 11/01/47 (Call 05/01/47)	100	74,067
4.00%, 11/01/49 (Call 05/01/49)	100	73,910
4.25%, 01/15/33	100	90,262
4.70%, 10/15/48 (Call 04/15/48)	100	83,775
Cox Communications Inc., 2.95%, 10/01/50 (Call 04/01/50)(a)	100	56,736
Fox Corp., 5.58%, 01/25/49 (Call 07/25/48)	150	124,985
Grupo Televisa SAB, 6.13%, 01/31/46	200	185,526
Paramount Global, 5.85%, 09/01/43 (Call 03/01/43)	100	81,362
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	100	68,283
6.75%, 06/15/39	100	88,491
Walt Disney Co. (The)
3.60%, 01/13/51 (Call 07/13/50)	100	72,814
3.80%, 05/13/60 (Call 11/13/59)	150	106,917
4.70%, 03/23/50 (Call 09/23/49)	100	86,582
6.40%, 12/15/35	100	106,057

		2,154,485

Mining — 0.8%
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	100	95,867
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43	100	91,508
Corp. Nacional del Cobre de Chile, 3.70%, 01/30/50 (Call 07/30/49)(a)	200	128,287
Freeport-McMoRan Inc., 5.40%, 11/14/34 (Call 05/14/34)	100	88,884
Glencore Finance Canada Ltd., 6.00%, 11/15/41(a)	100	87,156
Newmont Corp., 4.88%, 03/15/42 (Call 09/15/41)	100	84,300
Rio Tinto Finance USA Ltd., 2.75%, 11/02/51 (Call 05/02/51)	100	61,608
Southern Copper Corp., 6.75%, 04/16/40	100	101,394
Teck Resources Ltd., 6.00%, 08/15/40 (Call 02/15/40)	100	88,007

		827,011

Oil & Gas — 2.4%
BP Capital Markets America Inc., 2.94%, 06/04/51 (Call 12/04/50)	150	93,295
Canadian Natural Resources Ltd., 6.25%, 03/15/38	150	144,229
Cenovus Energy Inc., 5.40%, 06/15/47 (Call 12/15/46)	150	127,801
ConocoPhillips, 4.88%, 10/01/47 (Call 04/01/47)	50	44,024
ConocoPhillips Co., 3.80%, 03/15/52 (Call 09/15/51)	100	74,490
Devon Energy Corp., 5.60%, 07/15/41 (Call 01/15/41)	100	91,343
Equinor ASA, 3.25%, 11/18/49 (Call 05/18/49)	200	138,167
Exxon Mobil Corp.
3.45%, 04/15/51 (Call 10/15/50)	150	107,211
4.33%, 03/19/50 (Call 09/19/49)	150	124,596
Hess Corp., 5.60%, 02/15/41	150	135,176
Marathon Petroleum Corp., 6.50%, 03/01/41 (Call 09/01/40)	150	146,081
Motiva Enterprises LLC, 6.85%, 01/15/40(a)	200	189,736
Pertamina Persero PT, 4.18%, 01/21/50 (Call 07/21/49)(a)	200	132,417
Petronas Capital Ltd., 4.55%, 04/21/50 (Call 10/21/49)(a)	200	162,644
Phillips 66 Co., 4.90%, 10/01/46 (Call 04/01/46)(a)	150	124,844
Shell International Finance BV
4.00%, 05/10/46	100	78,531
4.38%, 05/11/45	100	82,705
6.38%, 12/15/38	150	158,232
Suncor Energy Inc., 3.75%, 03/04/51 (Call 09/04/50)	150	102,140
TotalEnergies Capital International SA, 3.13%, 05/29/50 (Call 11/29/49)	150	98,997
Valero Energy Corp., 3.65%, 12/01/51 (Call 06/01/51)	150	99,509

		2,456,168

Oil & Gas Services — 0.1%
Halliburton Co., 5.00%, 11/15/45 (Call 05/15/45)	150	124,239

46	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals — 2.9%
AbbVie Inc.
4.05%, 11/21/39 (Call 05/21/39)	$200	$161,091
4.25%, 11/21/49 (Call 05/21/49)	200	155,162
4.40%, 11/06/42	100	81,656
4.70%, 05/14/45 (Call 11/14/44)	100	83,083
AstraZeneca PLC, 6.45%, 09/15/37	150	161,032
Bayer U.S. Finance II LLC, 4.20%, 07/15/34 (Call 01/15/34)(a)	100	82,362
Becton Dickinson and Co., 4.67%, 06/06/47 (Call 12/06/46)	100	83,681
Bristol-Myers Squibb Co.
3.70%, 03/15/52 (Call 09/15/51)	100	74,170
3.90%, 03/15/62 (Call 09/15/61)	100	73,044
4.13%, 06/15/39 (Call 12/15/38)	100	84,802
4.25%, 10/26/49 (Call 04/26/49)	100	81,330
Cardinal Health Inc., 4.37%, 06/15/47 (Call 12/15/46)	100	73,106
Cigna Corp.
4.80%, 08/15/38 (Call 02/15/38)	100	88,118
4.90%, 12/15/48 (Call 06/15/48)	200	169,812
CVS Health Corp.
4.78%, 03/25/38 (Call 09/25/37)	150	130,194
5.05%, 03/25/48 (Call 09/25/47)	200	169,889
5.13%, 07/20/45 (Call 01/20/45)	100	85,999
Eli Lilly & Co., 2.50%, 09/15/60 (Call 03/15/60)	150	86,204
GlaxoSmithKline Capital Inc., 5.38%, 04/15/34	100	99,623
Johnson & Johnson
2.45%, 09/01/60 (Call 03/01/60)	150	84,765
3.70%, 03/01/46 (Call 09/01/45)	150	119,258
Merck & Co. Inc.
2.75%, 12/10/51 (Call 06/10/51)	100	63,530
2.90%, 12/10/61 (Call 06/10/61)	200	121,573
Novartis Capital Corp., 4.40%, 05/06/44	100	87,653
Pfizer Inc.
4.00%, 03/15/49 (Call 09/15/48)	100	82,195
7.20%, 03/15/39	200	234,537
Viatris Inc., 3.85%, 06/22/40 (Call 12/22/39)	150	93,476
Zoetis Inc., 3.95%, 09/12/47 (Call 03/12/47)	100	75,354

		2,986,699

Pipelines — 1.7%
Eastern Gas Transmission & Storage Inc., 4.60%, 12/15/44 (Call 06/15/44)	100	77,980
Enbridge Inc., 3.40%, 08/01/51 (Call 02/01/51)	150	97,108
Energy Transfer LP
5.00%, 05/15/50 (Call 11/15/49)	100	75,935
5.40%, 10/01/47 (Call 04/01/47)	100	79,399
6.00%, 06/15/48 (Call 12/15/47)	100	84,147
6.25%, 04/15/49 (Call 10/15/48)	100	87,235
Enterprise Products Operating LLC
3.95%, 01/31/60 (Call 07/31/59)	100	66,414
4.20%, 01/31/50 (Call 07/31/49)	100	73,492
4.80%, 02/01/49 (Call 08/01/48)	100	80,353
4.85%, 03/15/44 (Call 09/15/43)	100	82,199
Kinder Morgan Energy Partners LP, 6.95%, 01/15/38	100	99,368
Kinder Morgan Inc.
5.45%, 08/01/52 (Call 02/01/52)	100	84,531
5.55%, 06/01/45 (Call 12/01/44)	100	86,433
Magellan Midstream Partners LP, 3.95%, 03/01/50 (Call 09/01/49)	150	102,291
MPLX LP, 5.50%, 02/15/49 (Call 08/15/48)	150	125,168
ONEOK Inc., 5.20%, 07/15/48 (Call 01/15/48)	150	116,583
Plains All American Pipeline LP/PAA Finance Corp., 4.70%, 06/15/44 (Call 12/15/43)	100	70,563

Security	Par (000)	Value

Pipelines (continued)
TransCanada PipeLines Ltd., 7.63%, 01/15/39	$150	$163,884
Williams Companies Inc. (The), 5.10%, 09/15/45 (Call 03/15/45)	150	123,139

		1,776,222

Private Equity — 0.1%
KKR Group Finance Co. III LLC, 5.13%, 06/01/44 (Call 12/01/43)(a)	100	84,431

Real Estate Investment Trusts — 0.8%
Alexandria Real Estate Equities Inc., 4.00%, 02/01/50 (Call 08/01/49)	150	105,195
Crown Castle International Corp., 5.20%, 02/15/49 (Call 08/15/48)	100	82,784
Kilroy Realty LP, 2.50%, 11/15/32 (Call 08/15/32)	100	69,407
Kimco Realty Corp., 4.60%, 02/01/33 (Call 11/01/32)	150	132,753
National Retail Properties Inc., 3.50%, 04/15/51	100	62,020
Prologis LP, 3.00%, 04/15/50 (Call 10/15/49)	100	62,886
Realty Income Corp., 2.85%, 12/15/32 (Call 09/15/32)	200	156,503
Simon Property Group LP, 3.25%, 09/13/49 (Call 03/13/49)	150	90,561
VICI Properties LP, 5.63%, 05/15/52 (Call 11/15/51)	50	40,904

		803,013

Retail — 1.3%
Alimentation Couche-Tard Inc., 3.44%, 05/13/41 (Call 11/13/40)(a)	100	66,699
Dollar General Corp., 4.13%, 04/03/50 (Call 10/03/49)	50	37,717
Home Depot Inc. (The)
3.63%, 04/15/52 (Call 10/15/51)	200	144,737
5.88%, 12/16/36	200	205,678
Lowe’s Companies Inc.
4.45%, 04/01/62 (Call 10/01/61)	100	72,636
5.63%, 04/15/53 (Call 10/15/52)	150	135,081
McDonald’s Corp.
3.63%, 09/01/49 (Call 03/01/49)	100	70,544
4.88%, 12/09/45 (Call 06/09/45)	100	86,523
Starbucks Corp.
3.50%, 11/15/50 (Call 05/15/50)	100	67,756
4.45%, 08/15/49 (Call 02/15/49)	100	79,826
Target Corp.
2.95%, 01/15/52 (Call 07/15/51)	100	64,779
4.00%, 07/01/42	100	82,401
Walgreens Boots Alliance Inc., 4.10%, 04/15/50 (Call 10/15/49)	50	34,520
Walmart Inc.
4.05%, 06/29/48 (Call 12/29/47)	100	83,555
4.50%, 09/09/52 (Call 03/09/52)	100	88,782

		1,321,234

Semiconductors — 1.1%
Broadcom Inc.
3.14%, 11/15/35 (Call 08/15/35)(a)	200	138,735
3.47%, 04/15/34 (Call 01/15/34)(a)	100	74,851
3.50%, 02/15/41 (Call 08/15/40)(a)	200	131,811
Intel Corp.
4.75%, 03/25/50 (Call 09/25/49)	200	162,064
4.90%, 08/05/52 (Call 02/05/52)	150	123,651
KLA Corp., 4.95%, 07/15/52 (Call 01/15/52)	150	130,571
NVIDIA Corp., 3.50%, 04/01/40 (Call 10/01/39)	100	75,943
NXP BV/NXP Funding LLC/NXP USA Inc., 3.25%, 11/30/51 (Call 05/30/51)	50	28,931
QUALCOMM Inc., 4.30%, 05/20/47 (Call 11/20/46)	150	122,513

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
Texas Instruments Inc., 3.88%, 03/15/39 (Call 09/15/38)	$200	$166,227

		1,155,297

Software — 1.0%
Fiserv Inc., 4.40%, 07/01/49 (Call 01/01/49)	50	37,593
Microsoft Corp.
2.53%, 06/01/50 (Call 12/01/49)	200	125,465
2.68%, 06/01/60 (Call 12/01/59)	200	121,153
2.92%, 03/17/52 (Call 09/17/51)	200	135,130
Oracle Corp.
3.60%, 04/01/50 (Call 10/01/49)	250	153,881
3.85%, 04/01/60 (Call 10/01/59)	250	150,973
3.95%, 03/25/51 (Call 09/25/50)	150	98,132
4.00%, 07/15/46 (Call 01/15/46)	150	100,220
salesforce.com Inc., 2.90%, 07/15/51 (Call 01/15/51)	150	96,595

		1,019,142

Telecommunications — 2.5%
America Movil SAB de CV, 4.38%, 04/22/49 (Call 10/22/48)	200	155,850
AT&T Inc.
2.55%, 12/01/33 (Call 09/01/33)	150	110,542
3.50%, 06/01/41 (Call 12/01/40)	150	105,977
3.50%, 09/15/53 (Call 03/15/53)	150	96,274
3.55%, 09/15/55 (Call 03/15/55)	200	127,272
3.65%, 06/01/51 (Call 12/01/50)	150	99,775
3.65%, 09/15/59 (Call 03/15/59)	150	94,619
3.80%, 12/01/57 (Call 06/01/57)	150	98,846
5.25%, 03/01/37 (Call 09/01/36)	150	136,708
5.65%, 02/15/47 (Call 08/15/46)	100	92,301
Cisco Systems Inc., 5.90%, 02/15/39	150	153,121
Corning Inc., 5.45%, 11/15/79 (Call 05/19/79)	100	80,199
Rogers Communications Inc., 4.55%, 03/15/52 (Call 09/15/51)(a)	100	77,256
Telefonica Emisiones SA, 5.21%, 03/08/47	150	112,773
T-Mobile USA Inc.
3.00%, 02/15/41 (Call 08/15/40)	100	67,249
3.30%, 02/15/51 (Call 08/15/50)	100	64,154
3.40%, 10/15/52 (Call 04/15/52)	150	97,007
Verizon Communications Inc.
3.40%, 03/22/41 (Call 09/22/40)	150	106,648
3.55%, 03/22/51 (Call 09/22/50)	150	101,249
3.70%, 03/22/61 (Call 09/22/60)	150	98,113
5.01%, 04/15/49	100	86,274
5.01%, 08/21/54	150	126,811
6.55%, 09/15/43	100	103,262
Vodafone Group PLC
5.13%, 06/19/59	100	77,159
5.25%, 05/30/48	100	81,765

		2,551,204

Transportation — 1.3%
Burlington Northern Santa Fe LLC
4.15%, 04/01/45 (Call 10/01/44)	100	79,827
4.15%, 12/15/48 (Call 06/15/48)	100	79,342
4.45%, 01/15/53 (Call 07/15/52)	100	83,907
Canadian National Railway Co., 2.45%, 05/01/50 (Call 11/01/49)	100	57,525
Canadian Pacific Railway Co., 6.13%, 09/15/2115 (Call 03/15/2115)	100	90,552
CSX Corp.
4.40%, 03/01/43 (Call 09/01/42)	100	81,743
4.75%, 11/15/48 (Call 05/15/48)	100	84,805
6.15%, 05/01/37	100	102,329

Security	Par/ Shares (000)	Value

Transportation (continued)
FedEx Corp.
4.75%, 11/15/45 (Call 05/15/45)	$100	$79,035
5.25%, 05/15/50 (Call 11/15/49)	100	84,546
Norfolk Southern Corp., 4.10%, 05/15/2121 (Call 11/15/2120)	150	95,673
Union Pacific Corp.
3.20%, 05/20/41 (Call 11/20/40)	100	73,265
3.25%, 02/05/50 (Call 08/05/49)	100	68,218
3.80%, 04/06/71 (Call 10/06/70)	100	67,611
3.84%, 03/20/60 (Call 09/20/59)	100	71,445
United Parcel Service Inc., 5.30%, 04/01/50 (Call 10/01/49)	100	97,860

		1,297,683

Trucking & Leasing — 0.1%
GATX Corp., 4.90%, 03/15/33 (Call 12/15/32)	100	88,857

Water — 0.1%
American Water Capital Corp.
3.25%, 06/01/51 (Call 12/01/50)	100	65,792
4.30%, 09/01/45 (Call 03/01/45)	100	78,523

		144,315

Total Corporate Bonds & Notes — 42.2% (Cost: $43,531,758)		43,317,660

Investment Companies

Investment Grade Bonds — 47.8%
iShares 10+ Year Investment Grade Corporate Bond ETF(e)	1,046	49,067,109

Total Investment Companies — 47.8% (Cost $58,018,572)		49,067,109

Total Long-Term Investments — 90.0% (Cost: $101,550,330)		92,384,769

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.29%(e)(f)(g)	246	245,498
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(e)(f)	1,210	1,210,000

Total Short-Term Securities — 1.4% (Cost: $1,455,498)		1,455,498

Total Investments — 91.4% (Cost: $103,005,828)		93,840,267

Other Assets Less Liabilities — 8.6%		8,869,365

Net Assets — 100.0%		$102,709,632

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

48	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$248,060	(a)	$—		$(2,562)	$—	$245,498	245,547	$9,322	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,120,000	—		(4,910,000	)(a)	—	—	1,210,000	1,210,000	19,896		—
iShares 10+ Year Investment Grade Corporate Bond ETF	760,352,723	239,278,676		(821,960,448)		(114,053,721)	(14,550,121)	49,067,109	1,045,984	12,355,242		—

						$(114,056,283)	$(14,550,121)	$50,522,607		$12,384,460		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
2-Year U.S. Treasury Note	1	12/30/22	$205	$(2,322)

Short Contracts
10-Year U.S. Treasury Note	(1)	12/20/22	(111)	3,827

				$1,505

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

2.92%	Annual	1-Day SOFR, 3.06%	Annual	N/A	11/30/22	$(40,000)	$27,954	$18	$27,936
3.48%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/22/22	(20,000)	12,057	15	12,042
1.49%	Annual	1-Day SOFR, 3.06%	Annual	N/A	02/18/24	(3,800)	155,583	12	155,571
2.48%	Annual	1-Day SOFR, 3.06%	Annual	N/A	04/13/24	(890)	27,891	3	27,888
4.01%	Annual	1-Day SOFR, 3.06%	Annual	N/A	09/19/24	(500)	5,314	2	5,312
4.65%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/24/24	(1,000)	(1,544)	5	(1,549)
0.40%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	10/19/25	(3,850)	444,837	36	444,801
4.28%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/27/25	(500)	457	4	453
3.25%	Annual	1-Day SOFR, 3.06%	Annual	N/A	06/21/27	(1,500)	51,091	14	51,077
2.45%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/04/27	(500)	34,212	4	34,208
0.48%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	09/15/27	(2,335)	388,648	76,009	312,639
3.47%	Annual	1-Day SOFR, 3.06%	Annual	N/A	09/19/27	(100)	2,485	1	2,484
3.56%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/06/27	(500)	10,482	4	10,478
3.94%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/20/27	(500)	1,858	5	1,853

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund				Notional		Upfront Premium	Unrealized
Rate	Frequency	Rate	Frequency	Effective Date	Termination Date	Amount (000)	Value	Paid (Received)	Appreciation (Depreciation)

4.01%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/27/27	$ (400)	$181	$4	$177
3.85%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/31/27	(400)	3,147	4	3,143
3.80%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/20/29	(200)	1,254	2	1,252
3.89%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/27/29	(450)	307	6	301
3.82%	Annual	1-Day SOFR, 3.06%	Annual	N/A	11/01/29	(300)	1,491	4	1,487
0.78%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	10/19/30	(6,490)	1,479,781	96	1,479,685
2.10%	Annual	1-Day SOFR, 3.06%	Annual	N/A	04/04/32	(3,960)	539,422	65	539,357
2.47%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/01/32	(750)	82,620	12	82,608
2.40%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/04/32	(100)	11,556	2	11,554
2.47%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/08/32	(250)	27,610	4	27,606
2.52%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/17/32	(100)	10,606	2	10,604
2.86%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/25/32	(150)	11,862	3	11,859
2.83%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/30/32	(100)	8,183	2	8,181
3.45%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/07/32	(100)	3,173	2	3,171
3.55%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/11/32	(200)	4,622	3	4,619
3.70%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/20/32	(850)	9,437	14	9,423
3.87%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/24/32	(400)	(1,079)	7	(1,086)
3.82%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/27/32	(1,000)	740	17	723
1.75%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	06/17/36	(16,785)	4,123,125	(481,220)	4,604,345
2.69%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/16/37	(250)	31,419	5	31,414
3.65%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/20/37	(1,600)	28,410	34	28,376
3.82%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/27/37	(1,500)	(2,535)	31	(2,566)
1.95%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	05/10/41	(18,527)	5,107,399	(1,095,437)	6,202,836
3.37%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/11/42	(400)	19,710	12	19,698
3.56%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/20/42	(1,400)	32,365	39	32,326
3.75%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/27/42	(1,200)	(4,357)	34	(4,391)
1.61%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	08/24/46	(6,200)	2,208,982	61,659	2,147,323
1.71%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	09/14/46	(4,400)	1,499,695	116	1,499,579
1.40%	Annual	1-Day SOFR, 3.06%	Annual	N/A	11/12/46	(1,900)	660,925	51	660,874
1.44%	Annual	1-Day SOFR, 3.06%	Annual	N/A	12/10/46	(1,550)	528,334	49	528,285
3.21%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/11/47	(100)	5,919	4	5,915
3.40%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/20/47	(1,300)	36,534	43	36,491
3.55%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/24/47	(800)	2,255	26	2,229
3.60%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/27/47	(2,000)	(7,749)	65	(7,814)
3.53%	Annual	1-Day SOFR, 3.06%	Annual	N/A	11/02/47	(500)	3,521	16	3,505
2.04%	Semi-annual	3-Month LIBOR, 4.46%	Quarterly	N/A	05/07/51	(15,815)	4,764,793	(1,526,494)	6,291,287
2.95%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/05/52	(150)	13,137	5	13,132
3.26%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/20/52	(1,000)	31,374	36	31,338
3.41%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/24/52	(750)	2,640	27	2,613
3.47%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/27/52	(1,400)	(8,516)	50	(8,566)
3.39%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/28/52	(400)	3,530	14	3,516
3.32%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/31/52	(900)	19,113	32	19,081
3.36%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/31/52	(200)	2,611	7	2,604
3.39%	Annual	1-Day SOFR, 3.06%	Annual	N/A	11/02/52	(400)	2,909	14	2,895

							$22,461,781	$(2,964,401)	$25,426,182

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$138,750	$(3,103,151)	$25,452,154	$(25,972)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

50	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$3,827	$—	$3,827
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$25,452,154	$—	$25,452,154

	$—	$—	$—	$—	$25,455,981	$—	$25,455,981

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$2,322	$—	$2,322
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$25,972	$—	$25,972

	$—	$—	$—	$—	$28,294	$—	$28,294

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Swaps	$—	$—	$—	$—	$76,765,869	$—	$76,765,869

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$1,505	$—	$1,505
Swaps	—	—	—	—	4,738,756	—	4,738,756

	$—	$—	$—	$—	$4,740,261	$—	$4,740,261

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$51,108
Average notional value of contracts — short	$(27,672)
Interest rate swaps:
Average notional value — pays fixed rate	$357,859,184

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$43,317,660	$—	$43,317,660
Investment Companies	49,067,109	—	—	49,067,109
Money Market Funds	1,455,498	—	—	1,455,498

	$50,522,607	$43,317,660	$—	$93,840,267

Derivative financial instruments(a)
Assets
Futures Contracts	$3,827	$—	$—	$3,827
Swaps	—	25,452,154	—	25,452,154
Liabilities
Futures Contracts	(2,322)	—	—	(2,322)
Swaps	—	(25,972)	—	(25,972)

	$1,505	$25,426,182	$—	$25,427,687

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2022	iShares® Interest Rate Hedged U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 94.7%
iShares Core U.S. Aggregate Bond ETF(a)	25,104	$2,382,370

Total Investment Companies (Cost: $2,520,207)		2,382,370

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(a)(b)	10,000	10,000

Total Short-Term Securities — 0.4% (Cost: $10,000)		10,000

Total Investments in Securities — 95.1% (Cost: $2,530,207)		2,392,370

Other Assets Less Liabilities — 4.9%		124,497

Net Assets — 100.0%		$2,516,867

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/22/22	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss )	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—		$10,000	(b)	$—	$—	$—	$10,000	10,000	$400	$—
iShares Core U.S. Aggregate Bond ETF	—		5,110,619		(2,464,689)	(125,723)	(137,837)	2,382,370	25,104	28,452	—

						$(125,723)	$(137,837)	$2,392,370		$28,852	$—

(a)	Commencement of operations.

(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

3.07%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/11/23	$ (150)	$1,671	$—	$1,671
3.01%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/11/24	(300)	8,011	1	8,010
2.87%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/11/25	(410)	15,590	3	15,587
2.83%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/04/25	(30)	1,186	—	1,186
3.14%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/23/25	(10)	319	—	319
2.91%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/01/27	(15)	727	—	727
2.80%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/11/27	(380)	20,316	4	20,312
3.08%	Annual	1-Day SOFR, 3.06%	Annual	N/A	09/02/27	(10)	419	—	419
4.20%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/24/27	(10)	(77)	—	(77)
2.88%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/01/29	(15)	906	—	906
2.78%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/11/29	(320)	21,132	4	21,128
2.64%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/22/29	(20)	1,505	—	1,505
3.60%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/07/29	(10)	182	—	182
4.06%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/24/29	(12)	(117)	—	(117)

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged U.S. Aggregate Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

2.89%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/01/32	$ (10)	$754	$—	$754
2.81%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/11/32	(210)	17,322	4	17,318
2.61%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/22/32	(10)	992	—	992
2.80%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/25/32	(10)	839	—	839
2.93%	Annual	1-Day SOFR, 3.06%	Annual	N/A	09/02/32	(10)	735	—	735
3.57%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/11/32	(10)	215	—	215
2.89%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/11/37	(130)	13,397	3	13,394
2.68%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/22/37	(10)	1,271	—	1,271
2.86%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/25/37	(7)	747	—	747
3.91%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/24/37	(15)	(177)	—	(177)
2.86%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/11/42	(125)	14,965	4	14,961
2.67%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/22/42	(10)	1,470	—	1,470
2.84%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/25/42	(10)	1,238	—	1,238
3.24%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/05/42	(10)	674	—	674
2.76%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/11/47	(105)	13,912	3	13,909
2.56%	Annual	1-Day SOFR, 3.06%	Annual	N/A	08/05/47	(15)	2,458	—	2,458
3.08%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/05/47	(10)	791	—	791
2.70%	Annual	1-Day SOFR, 3.06%	Annual	N/A	06/24/52	(3)	401	—	401
2.65%	Annual	1-Day SOFR, 3.06%	Annual	N/A	07/11/52	(75)	10,740	3	10,737
3.49%	Annual	1-Day SOFR, 3.06%	Annual	N/A	10/24/52	(11)	(122)	—	(122)

							$154,392	$29	$154,363

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$29	$—	$154,856	$(493)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$154,856	$—	$154,856

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$493	$—	$493

(a)

Net cumulative unrealized appreciation (depreciation) on centrally cleared swaps are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2022	iShares® Interest Rate Hedged U.S. Aggregate Bond ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended October 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Swaps	$—	$—	$—	$—	$76,973	$—	$76,973

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$—	$—	$—	$—	$154,363	$—	$154,363

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$3,561,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$2,382,370	$—	$—	$2,382,370
Money Market Funds	10,000	—	—	10,000

	$2,392,370	$—	$—	$2,392,370

Derivative financial instruments(a)
Assets
Swaps	$—	$154,856	$—	$154,856
Liabilities
Swaps	—	(493)	—	(493)

	$—	$154,363	$—	$154,363

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Statements of Assets and Liabilities

October 31, 2022

	iShares Inflation Hedged Corporate Bond ETF	iShares Inflation Hedged High Yield Bond ETF	iShares Inflation Hedged U.S. Aggregate Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$—	$—	$—	$88,968,657
Investments, at value — affiliated(c)	53,431,756	3,163,319	2,315,951	739,502,943
Cash	416,101	4,099	9,599	4,944,885
Cash pledged:
Futures contracts	54,000	—	—	3,000
Centrally cleared swaps	2,526,000	44,000	60,000	528,000
Receivables:
Securities lending income — affiliated	3,549	1,891	—	51,219
Variation margin on futures contracts	8,371	—	—	313
Variation margin on centrally cleared swaps	76,289	1,800	1,964	3,472,973
Dividends — unaffiliated	—	—	—	130,432
Dividends — affiliated	1,387	175	125	35,783
Interest — unaffiliated	—	—	—	991,952
Unrealized appreciation on OTC swaps	—	6,192	9,015	—

Total assets	56,517,453	3,221,476	2,396,654	838,630,157

LIABILITIES
Collateral on securities loaned, at value	—	723,614	—	94,385,990
Payables:
Investment advisory fees	2,491	104	202	63,288
Unrealized depreciation on OTC swaps	—	676	115	—

Total liabilities	2,491	724,394	317	94,449,278

NET ASSETS	$56,514,962	$2,497,082	$2,396,337	$744,180,879

NET ASSETS CONSIST OF
Paid-in capital	$74,677,148	$2,610,144	$2,647,377	$754,712,438
Accumulated loss	(18,162,186)	(113,062)	(251,040)	(10,531,559)

NET ASSETS	$56,514,962	$2,497,082	$2,396,337	$744,180,879

NET ASSETVALUE
Shares outstanding	2,300,000	100,000	100,000	8,300,000

Net asset value	$24.57	$24.97	$23.96	$89.66

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$—	$—	$—	$89,213,304
(b) Securities loaned, at value	$—	$694,574	$—	$91,972,907
(c) Investments, at cost — affiliated	$69,028,541	$3,180,941	$2,455,171	$898,161,550

See notes to financial statements.

56	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

October 31, 2022

	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Long-Term Corporate Bond ETF	iShares Interest Rate Hedged U.S. Aggregate Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$—	$43,317,660	$—
Investments, at value — affiliated(c)	158,346,261	50,522,607	2,392,370
Cash	472,122	252,547	17,584
Cash pledged:
Futures contracts	3,000	3,000	—
Centrally cleared swaps	2,788,000	7,024,000	97,000
Receivables:
Securities lending income — affiliated	87,491	3	—
Variation margin on futures contracts	313	528,489	—
Variation margin on centrally cleared swaps	254,956	682,605	9,998
Capital shares sold	157,377	—	—
Dividends — affiliated	5,104	5,239	128
Interest — unaffiliated	—	626,415	—

Total assets	162,114,624	102,962,565	2,517,080

LIABILITIES
Collateral on securities loaned, at value	50,181,714	245,498	—
Payables:
Investment advisory fees	4,501	7,435	213

Total liabilities	50,186,215	252,933	213

NET ASSETS	$111,928,409	$102,709,632	$2,516,867

NET ASSETS CONSIST OF
Paid-in capital	$128,126,075	$92,350,470	$2,539,886
Accumulated earnings (loss)	(16,197,666)	10,359,162	(23,019)

NET ASSETS	$111,928,409	$102,709,632	$2,516,867

NET ASSETVALUE
Shares outstanding	1,350,000	4,550,000	100,000

Net asset value	$82.91	$22.57	$25.17

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$—	$43,531,758	$—
(b) Securities loaned, at value	$48,152,162	$237,431	$—
(c) Investments, at cost — affiliated	$176,009,564	$59,474,070	$2,530,207

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Operations

Year Ended October 31, 2022

	iShares Inflation Hedged Corporate Bond ETF	iShares Inflation Hedged High Yield Bond ETF (a)	iShares Inflation Hedged U.S. Aggregate Bond ETF (a)	iShares Interest Rate Hedged Corporate Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$2,515,575	$65,940	$33,515	$27,343,839
Interest — unaffiliated	628	—	—	31,938
Securities lending income — affiliated — net	200,241	6,577	—	2,128,749

Total investment income	2,716,444	72,517	33,515	29,504,526

EXPENSES
Investment advisory	199,177	8,135	1,985	3,025,084
Professional	—	—	—	217

Total expenses	199,177	8,135	1,985	3,025,301

Less:
Investment advisory fees waived	(149,383)	(7,396)	(458)	(2,016,940)

Total expenses after fees waived	49,794	739	1,527	1,008,361

Net investment income	2,666,650	71,778	31,988	28,496,165

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(10,835,619)	(101,792)	(121,196)	(62,116,430)
Futures contracts	896,362	—	—	—
In-kind redemptions — affiliated(b)	(265,617)	—	—	(66,347,612)
Swaps	2,652,381	(17,333)	(24,538)	55,606,449

	(7,552,493)	(119,125)	(145,734)	(72,857,593)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	—	—	—	(244,646)
Investments — affiliated	(15,781,807)	(17,622)	(139,220)	(160,683,415)
Futures contracts	141,489	—	—	3,826
Swaps	1,030,135	21,173	34,269	150,370,535

	(14,610,183)	3,551	(104,951)	(10,553,700)

Net realized and unrealized loss	(22,162,676)	(115,574)	(250,685)	(83,411,293)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,496,026)	$(43,796)	$(218,697)	$(54,915,128)

(a)	For the period from June 22, 2022 (commencement of operations) to October 31, 2022.
(b)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

58	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended October 31, 2022

	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Long-Term Corporate Bond ETF	iShares Interest Rate Hedged U.S. Aggregate Bond ETF (a)

INVESTMENT INCOME
Dividends — affiliated	$6,346,180	$12,377,244	$28,852
Interest — unaffiliated	301	19,198	—
Securities lending income — affiliated — net	1,185,780	7,216	—

Total investment income	7,532,261	12,403,658	28,852

EXPENSES
Investment advisory	911,411	1,324,907	1,933
Professional	217	217	—

Total expenses	911,628	1,325,124	1,933

Less:
Investment advisory fees waived	(841,520)	(946,579)	(446)

Total expenses after fees waived	70,108	378,545	1,487

Net investment income	7,462,153	12,025,113	27,365

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(3,874,617)	(37,470,407)	(125,723)
In-kind redemptions — affiliated(b)	(5,238,957)	(76,585,876)	—
Swaps	2,923,244	76,765,869	76,973

	(6,190,330)	(37,290,414)	(48,750)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	—	(214,098)	—
Investments — affiliated	(16,504,952)	(14,550,121)	(137,837)
Futures contracts	3,827	1,505	—
Swaps	11,797,945	4,738,756	154,363

	(4,703,180)	(10,023,958)	16,526

Net realized and unrealized loss	(10,893,510)	(47,314,372)	(32,224)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,431,357)	$(35,289,259)	$(4,859)

(a)	For the period from June 22, 2022 (commencement of operations) to October 31, 2022.
(b)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Changes in Net Assets

	iShares Inflation Hedged Corporate Bond ETF		iShares Inflation Hedged High Yield Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Period From 06/22/22 to 10/31/22 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,666,650	$738,055	$71,778
Net realized gain (loss)	(7,552,493)	625,972	(119,125)
Net change in unrealized appreciation (depreciation)	(14,610,183)	2,128,788	3,551

Net increase (decrease) in net assets resulting from operations	(19,496,026)	3,492,815	(43,796)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(2,838,582)	(735,803)	(69,266)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	5,776,762	52,336,980	2,610,144

NET ASSETS
Total increase (decrease) in net assets	(16,557,846)	55,093,992	2,497,082
Beginning of period	73,072,808	17,978,816	—

End of period	$56,514,962	$73,072,808	$2,497,082

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

60	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Inflation Hedged U.S. Aggregate Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF

	Period From 06/22/22 to 10/31/22 (a)	Year Ended 10/31/22	Year Ended 10/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$31,988	$28,496,165	$12,745,848
Net realized gain (loss)	(145,734)	(72,857,593)	7,063,097
Net change in unrealized appreciation (depreciation)	(104,951)	(10,553,700)	11,417,491

Net increase (decrease) in net assets resulting from operations	(218,697)	(54,915,128)	31,226,436

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(32,343)	(23,524,103)	(9,086,966)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,647,377	106,530,552	243,946,436

NET ASSETS
Total increase in net assets	2,396,337	28,091,321	266,085,906
Beginning of period	—	716,089,558	450,003,652

End of period	$2,396,337	$744,180,879	$716,089,558

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Changes in Net Assets (continued)

	iShares Interest Rate Hedged High Yield Bond ETF		iShares Interest Rate Hedged Long-Term Corporate Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/22	Year Ended 10/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,462,153	$4,050,298	$12,025,113	$19,035,692
Net realized gain (loss)	(6,190,330)	(572,696)	(37,290,414)	16,806,163
Net change in unrealized appreciation (depreciation)	(4,703,180)	3,482,303	(10,023,958)	23,847,527

Net increase (decrease) in net assets resulting from operations	(3,431,357)	6,959,905	(35,289,259)	59,689,382

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,061,210)	(3,454,455)	(15,092,854)	(13,486,868)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(13,499,477)	70,089,848	(677,701,130)	226,875,347

NET ASSETS
Total increase (decrease) in net assets	(23,992,044)	73,595,298	(728,083,243)	273,077,861
Beginning of year	135,920,453	62,325,155	830,792,875	557,715,014

End of year	$111,928,409	$135,920,453	$102,709,632	$830,792,875

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

62	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

iShares Interest Rate Hedged U.S. Aggregate Bond ETF

Period From
06/22/22 (a)
to 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,365
Net realized loss	(48,750)
Net change in unrealized appreciation (depreciation)	16,526

Net decrease in net assets resulting from operations	(4,859)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(18,160)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,539,886

NET ASSETS
Total increase in net assets	2,516,867
Beginning of period	—

End of period	$2,516,867

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Financial Highlights

(For a share outstanding throughout each period)

	iShares Inflation Hedged Corporate Bond ETF

							Period From
	Year Ended	Year Ended	Year Ended		Year Ended		05/08/108	(a)
	10/31/22	10/31/21	10/31/20		10/31/19		to 10/31/18

Net asset value, beginning of period	$30.45	$27.66	$26.33		$24.31		$25.00

Net investment income(b)	0.75	0.63	0.71		0.91		0.37
Net realized and unrealized gain (loss)(c)	(5.80)	2.82	1.36		2.01			(0.70)

Net increase (decrease) from investment operations	(5.05)	3.45	2.07		2.92			(0.33)

Distributions
From net investment income	(0.76)	(0.66)	(0.74)		(0.90)			(0.36)
From net realized gain	(0.07)	—	—		—		—

Total distributions	(0.83)	(0.66)	(0.74)		(0.90)			(0.36)

Net asset value, end of period	$24.57	$30.45	$27.66		$26.33		$24.31

Total Return(d)
Based on net asset value	(16.89)%	12.60%	8.00	%(e)	12.26	%(f)	(1.34	)%(g)

Ratios to Average Net Assets(h)
Total expenses	0.20%	0.20%	0.20%		0.20%		0.20	%(i)

Total expenses after fees waived	0.05%	0.05%	0.05%		0.05%		0.05	%(i)

Net investment income	2.68%	2.14%	2.64%		3.60%		3.04	%(i)

Supplemental Data
Net assets, end of period (000)	$56,515	$73,073	$17,979		$7,898		$9,725

Portfolio turnover rate(j)	10%	0%	13%		0%		0	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 12.22%.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.
(k)	Rounds to less than 1%.

See notes to financial statements.

64	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares Inflation Hedged High Yield Bond ETF
	Period From
	06/22/22	(a)
	to 10/31/22

Net asset value, beginning of period	$24.99

Net investment income(b)	0.44
Net realized and unrealized loss(c)		(0.03)

Net increase from investment operations	0.41

Distributions from net investment income(d)		(0.43)

Net asset value, end of period	$24.97

Total Return(e)
Based on net asset value	1.62	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.55	%(h)

Total expenses after fees waived	0.05	%(h)

Net investment income	4.85	%(h)

Supplemental Data
Net assets, end of period (000)	$2,497

Portfolio turnover rate(i)		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares Inflation Hedged U.S. Aggregate Bond ETF
	Period From
	06/22/22	(a)
	to 10/31/22

Net asset value, beginning of period	$25.20

Net investment income(b)	0.19
Net realized and unrealized loss(c)		(1.24)

Net decrease from investment operations		(1.05)

Distributions from net investment income(d)		(0.19)

Net asset value, end of period	$23.96

Total Return(e)
Based on net asset value	(4.21	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.13	%(h)

Total expenses after fees waived	0.10	%(h)

Net investment income	2.09	%(h)

Supplemental Data
Net assets, end of period (000)	$2,396

Portfolio turnover rate(i)		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged Corporate Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of year	$96.12	$91.84	$93.50	$95.79	$96.62

Net investment income(a)	2.61	2.23	2.38	3.35	3.16
Net realized and unrealized gain (loss)(b)	(6.79)	3.68	(1.69)	(0.97)	(1.16)

Net increase (decrease) from investment operations	(4.18)	5.91	0.69	2.38	2.00

Distributions(c)
From net investment income	(2.28)	(1.63)	(2.35)	(3.12)	(2.83)
From net realized gain	—	—	—	(1.55)	—

Total distributions	(2.28)	(1.63)	(2.35)	(4.67)	(2.83)

Net asset value, end of year	$89.66	$96.12	$91.84	$93.50	$95.79

Total Return(d)
Based on net asset value	(4.37)%	6.46%	0.79%	2.63%	2.08%

Ratios to Average Net Assets(e)
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	2.83%	2.33%	2.64%	3.59%	3.27%

Supplemental Data
Net assets, end of year (000)	$744,181	$716,090	$450,004	$126,232	$215,530

Portfolio turnover rate(f)	20%	5%	7%	4%	2%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged High Yield Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of year	$87.69	$83.10	$87.86	$90.47	$91.78

Net investment income(a)	4.50	3.81	4.31	5.51	4.98
Net realized and unrealized gain (loss)(b)	(4.92)	4.15	(5.53)	(2.92)	(1.46)

Net increase (decrease) from investment operations	(0.42)	7.96	(1.22)	2.59	3.52

Distributions(c)
From net investment income	(4.36)	(3.37)	(3.51)	(5.18)	(4.83)
Return of capital	—	—	(0.03)	(0.02)	—

Total distributions	(4.36)	(3.37)	(3.54)	(5.20)	(4.83)

Net asset value, end of year	$82.91	$87.69	$83.10	$87.86	$90.47

Total Return(d)
Based on net asset value	(0.43)%	9.70%	(1.32)%	3.00%	3.93%

Ratios to Average Net Assets(e)
Total expenses	0.65%	0.65%	0.65%	0.65%	0.65%

Total expenses after fees waived	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	5.32%	4.37%	5.12%	6.22%	5.46%

Supplemental Data
Net assets, end of year (000)	$111,928	$135,920	$62,325	$114,212	$416,178

Portfolio turnover rate(f)	10%	1%	1%	1%	0	%(g)

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)	Rounds to less than 1%.

See notes to financial statements.

68	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged Long-Term Corporate Bond ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of year	$25.33	$23.48	$24.31	$25.76	$25.98

Net investment income(a)	0.77	0.68	0.52	0.98	1.01

Net realized and unrealized gain (loss)(b)	(2.66)	1.66	(0.70)	(1.01)	(0.32)

Net increase (decrease) from investment operations	(1.89)	2.34	(0.18)	(0.03)	0.69

Distributions(c)
From net investment income	(0.67)	(0.46)	(0.65)	(0.96)	(0.91)
From net realized gain	(0.20)	(0.03)	—	(0.45)	—
Return of capital	—	—	—	(0.01)	—

Total distributions	(0.87)	(0.49)	(0.65)	(1.42)	(0.91)

Net asset value, end of year	$22.57	$25.33	$23.48	$24.31	$25.76

Total Return(d)
Based on net asset value	(7.59)%	10.01%	(0.69)%	(0.03)%	2.66%

Ratios to Average Net Assets(e)
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	3.18%	2.69%	2.22%	3.98%	3.86%

Supplemental Data
Net assets, end of year (000)	$102,710	$830,793	$557,715	$59,558	$57,954

Portfolio turnover rate(f)	42%	14%	18%	13%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares Interest Rate Hedged U.S. Aggregate Bond ETF
	Period From
	06/22/22	(a)
	to 10/31/22

Net asset value, beginning of period	$25.19

Net investment income(b)	0.17
Net realized and unrealized loss(c)		(0.08)

Net increase from investment operations	0.09

Distributions from net investment income(d)		(0.11)

Net asset value, end of period	$25.17

Total Return(e)
Based on net asset value	0.32	%(f)

Ratios to Average Net Assets(g)

Total expenses	0.13	%(h)

Total expenses after fees waived	0.10	%(h)

Net investment income	1.84	%(h)

Supplemental Data
Net assets, end of period (000)	$2,517

Portfolio turnover rate(i)		14%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

70	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Inflation Hedged Corporate Bond	Diversified
Inflation Hedged High Yield Bond(a)	Non-diversified
Inflation Hedged U.S. Aggregate Bond(a)	Non-diversified
Interest Rate Hedged Corporate Bond	Diversified
Interest Rate Hedged High Yield Bond	Diversified
Interest Rate Hedged Long-Term Corporate Bond	Diversified
Interest Rate Hedged U.S. Aggregate Bond(a)	Non-diversified

(a)	The Fund commenced operations on June 22, 2022.

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements, including the accounting policies, and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However,

72	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Inflation Hedged High Yield Bond
J.P. Morgan Securities LLC	$694,574	$(694,574)	$—		$—

Interest Rate Hedged Corporate Bond
Barclays Bank PLC	$653,828	$(653,828)	$—		$—
BNP Paribas SA	259,641	(259,641)	—		—
HSBC Securities (USA), Inc.	59,400	(59,400)	—		—
J.P. Morgan Securities LLC	80,623,925	(80,623,925)	—		—
Natixis SA	10,195,810	(10,195,810)	—		—
State Street Bank & Trust Co.	180,303	(180,303)	—		—

	$91,972,907	$(91,972,907)	$—		$—

Interest Rate Hedged High Yield Bond
Citigroup Global Markets, Inc.	$22,285,197	$(22,285,197)	$—		$—
J.P. Morgan Securities LLC	3,206,467	(3,206,467)	—		—
Mizuho Securities USA LLC	22,528,324	(22,528,324)	—		—
Toronto-Dominion Bank	132,174	(132,174)	—		—

	$48,152,162	$(48,152,162)	$—		$—

Interest Rate Hedged Long-Term Corporate Bond
BNP Paribas SA	$165,244	$(165,244)	$—		$—
J.P. Morgan Securities LLC	72,187	(72,187)	—		—

	$237,431	$(237,431)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (continued)

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. Each Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps on the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

The iShares Inflation Hedged Corporate Bond ETF uses inflation swaps to mitigate the potential impact of inflation on the performance of the bonds held by the Fund or its underlying fund. The iShares Interest Rate Hedged Corporate Bond ETF and iShares Interest Rate Hedged High Yield Bond ETF use interest rate swaps to mitigate the potential impact of interest rates on the performance of the bonds held by each Fund or its underlying fund.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Inflation Hedged Corporate Bond	0.20%
Inflation Hedged High Yield Bond	0.55
Inflation Hedged U.S. Aggregate Bond	0.13
Interest Rate Hedged Corporate Bond	0.30
Interest Rate Hedged High Yield Bond	0.65
Interest Rate Hedged Long-Term Corporate Bond	0.35
Interest Rate Hedged U.S. Aggregate Bond	0.13

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

For the iShares Inflation Hedged Corporate Bond ETF, BFAhas contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2023 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD”), after taking into account any fee waivers by LQD, plus 0.05%.

For the iShares Inflation Hedged High Yield Bond ETF, BFAhas contractually agreed to waive a portion of its investment advisory fee for the Fund through February 29, 2028 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares iBoxx $ High Yield Corporate Bond ETF (“HYG”), after taking into account any fee waivers by HYG, plus 0.05%.

For the iShares Inflation Hedged U.S. Aggregate Bond ETF, BFAhas contractually agreed to waive a portion of its investment advisory fee for the Fund through February 29, 2028 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares Core U.S. Aggregate Bond ETF (“AGG”), after taking into account any fee waivers by AGG, plus 0.10%.

74	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the iShares Interest Rate Hedged Corporate Bond ETF, BFAhas contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2027 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in LQD, after taking into account any fee waivers by LQD, plus 0.10%.

For the iShares Interest Rate Hedged High Yield Bond ETF, BFAhas contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2027 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in HYG, after taking into account any fee waivers by HYG, plus 0.05%.

For the iShares Interest Rate Hedged Long-Term Corporate Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2027 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares 10+ Year Investment Grade Corporate Bond ETF (“IGLB”), after taking into account any fee waivers by IGLB, plus 0.10%.

For the iShares Interest Rate Hedged U.S. Aggregate Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 29, 2028 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in AGG, after taking into account any fee waivers by AGG, plus 0.10%.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2022, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived

Inflation Hedged Corporate Bond	$149,383
Inflation Hedged High Yield Bond	7,396
Inflation Hedged U.S. Aggregate Bond	458
Interest Rate Hedged Corporate Bond	2,016,940
Interest Rate Hedged High Yield Bond	841,520
Interest Rate Hedged Long-Term Corporate Bond	946,579
Interest Rate Hedged U.S. Aggregate Bond	446

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2022, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Inflation Hedged Corporate Bond	$58,129
Inflation Hedged High Yield Bond	1,548
Interest Rate Hedged Corporate Bond	616,113
Interest Rate Hedged High Yield Bond	283,863
Interest Rate Hedged Long-Term Corporate Bond	2,534

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements  (continued)

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Inflation Hedged Corporate Bond	$12,674,998	$40,189,578
Inflation Hedged High Yield Bond	29,249	2,294,763
Inflation Hedged U.S. Aggregate Bond	42,697	2,288,593
Interest Rate Hedged Corporate Bond	392,872,752	261,787,626
Interest Rate Hedged High Yield Bond	19,339,149	20,645,476
Interest Rate Hedged Long-Term Corporate Bond	196,366,026	146,022,199
Interest Rate Hedged U.S. Aggregate Bond	438,691	2,464,689

For the year ended October 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Inflation Hedged Corporate Bond	$77,702,740	$39,459,369
Inflation Hedged High Yield Bond	4,774,559	—
Inflation Hedged U.S. Aggregate Bond	4,792,262	—
Interest Rate Hedged Corporate Bond	831,381,102	649,075,353
Interest Rate Hedged High Yield Bond	103,009,034	99,957,705
Interest Rate Hedged Long-Term Corporate Bond	86,444,408	675,938,250
Interest Rate Hedged U.S. Aggregate Bond	4,671,928	—

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2022, permanent differences attributable to certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Inflation Hedged Corporate Bond	$(1,045,684)	$1,045,684
Interest Rate Hedged Corporate Bond	(65,865,520)	65,865,520
Interest Rate Hedged High Yield Bond	(5,543,156)	5,543,156
Interest Rate Hedged Long-Term Corporate Bond	(28,132,684)	28,132,684

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/22	Year Ended 10/31/21

Inflation Hedged Corporate Bond
Ordinary income	$2,838,582	$735,803

iShares ETF	Period Ended 10/31/22

Inflation Hedged High Yield Bond Ordinary income	$69,266

76	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF	Period Ended 10/31/22

Inflation Hedged U.S. Aggregate Bond
Ordinary income	$32,343

iShares ETF	Year Ended 10/31/22	Year Ended 10/31/21

Interest Rate Hedged Corporate Bond
Ordinary income	$23,524,103	$9,086,966

Interest Rate Hedged High Yield Bond
Ordinary income	$7,061,210	$3,454,455

Interest Rate Hedged Long-Term Corporate Bond
Ordinary income	$15,092,854	$13,486,868

iShares ETF	Period Ended 10/31/22

Interest Rate Hedged U.S. Aggregate Bond
Ordinary income	$18,160

As of October 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Inflation Hedged Corporate Bond	$21,430	$(5,844,862)	$(12,338,754)	$(18,162,186)
Inflation Hedged High Yield Bond	2,512	(117,549)	1,975	(113,062)
Inflation Hedged U.S. Aggregate Bond	410	(144,225)	(107,225)	(251,040)
Interest Rate Hedged Corporate Bond	1,040,930	—	(11,572,489)	(10,531,559)
Interest Rate Hedged High Yield Bond	240,473	(10,497,777)	(5,940,362)	(16,197,666)
Interest Rate Hedged Long-Term Corporate Bond	106,903	—	10,252,259	10,359,162
Interest Rate Hedged U.S. Aggregate Bond	694	(25,731)	2,018	(23,019)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

For the year ended October 31, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Interest Rate Hedged Corporate Bond	$19,476,468
Interest Rate Hedged High Yield Bond	678,956

As of October 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Inflation Hedged Corporate Bond	$69,552,862	$3,895,986	$(16,234,740)	$(12,338,754)
Inflation Hedged High Yield Bond	3,182,517	22,076	(20,101)	1,975
Inflation Hedged U.S. Aggregate Bond	2,457,445	35,195	(142,420)	(107,225)
Interest Rate Hedged Corporate Bond	1,009,908,410	169,937,385	(181,509,900)	(11,572,515)
Interest Rate Hedged High Yield Bond	177,175,232	12,892,771	(18,833,133)	(5,940,362)
Interest Rate Hedged Long-Term Corporate Bond	109,014,190	25,493,695	(15,241,436)	10,252,259
Interest Rate Hedged U.S. Aggregate Bond	2,544,715	154,856	(152,838)	2,018

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

78	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/22		Year Ended 10/31/21

iShares ETF	Shares	Amount	Shares	Amount

Inflation Hedged Corporate Bond
Shares sold	2,800,000	$82,986,717	1,850,000	$55,174,954
Shares redeemed	(2,900,000)	(77,209,955)	(100,000)	(2,837,974)

	(100,000)	$5,776,762	1,750,000	$52,336,980

	Period Ended 10/31/22

iShares ETF	Shares	Amount

Inflation Hedged High Yield Bond
Shares sold	200,000	$5,020,582
Shares redeemed	(100,000)	(2,410,438)

	100,000	$2,610,144

Inflation Hedged U.S. Aggregate Bond
Shares sold	200,000	$5,031,676
Shares redeemed	(100,000)	(2,384,299)

	100,000	$2,647,377

	Year Ended 10/31/22		Year Ended 10/31/21

iShares ETF	Shares	Amount	Shares	Amount

Interest Rate Hedged Corporate Bond
Shares sold	9,300,000	$875,012,659	3,500,000	$335,029,941
Shares redeemed	(8,450,000)	(768,482,107)	(950,000)	(91,083,505)

	850,000	$106,530,552	2,550,000	$243,946,436

Interest Rate Hedged High Yield Bond
Shares sold	1,250,000	$107,235,850	1,000,000	$87,477,811
Shares redeemed	(1,450,000)	(120,735,327)	(200,000)	(17,387,963)

	(200,000)	$(13,499,477)	800,000	$70,089,848

Interest Rate Hedged Long-Term Corporate Bond
Shares sold	3,900,000	$94,891,724	9,050,000	$226,875,347
Shares redeemed	(32,150,000)	(772,592,854)	—	—

	(28,250,000)	$(677,701,130)	9,050,000	$226,875,347

	Period Ended 10/31/22

iShares ETF	Shares	Amount

Interest Rate Hedged U.S. Aggregate Bond
Shares sold	200,000	$5,044,817
Shares redeemed	(100,000)	(2,504,931)

	100,000	$2,539,886

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements  (continued)

pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares U.S. ETF Trust and Shareholders of each of the seven funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares Inflation Hedged Corporate Bond ETF(1)

iShares Inflation Hedged High Yield Bond ETF (2)

iShares Inflation Hedged U.S. Aggregate Bond ETF(2)

iShares Interest Rate Hedged Corporate Bond ETF(1)

iShares Interest Rate Hedged High Yield Bond ETF(1)

iShares Interest Rate Hedged Long-Term Corporate Bond ETF(1)

iShares Interest Rate Hedged U.S. Aggregate Bond ETF(2)

(1)	Statements of operations for the year ended October 31, 2022 and statements of changes in net assets for each of the two years in the period ended October 31, 2022.

(2)	Statements of operations and statements of changes in net assets for the period June 22, 2022 (commencement of operations) to October 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal period ended October 31, 2022:

iShares ETF	Federal Obligation Interest

Inflation Hedged Corporate Bond	$10,685
Inflation Hedged High Yield Bond	734
Inflation Hedged U.S. Aggregate Bond	10,251
Interest Rate Hedged Corporate Bond	122,161
Interest Rate Hedged High Yield Bond	17,359
Interest Rate Hedged Long-Term Corporate Bond	15,371
Interest Rate Hedged U.S. Aggregate Bond	8,792

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal period ended October 31, 2022:

iShares ETF	Interest Dividends

Inflation Hedged Corporate Bond	$2,022,761
Inflation Hedged High Yield Bond	46,937
Inflation Hedged U.S. Aggregate Bond	30,529
Interest Rate Hedged Corporate Bond	21,972,870
Interest Rate Hedged High Yield Bond	4,495,493
Interest Rate Hedged Long-Term Corporate Bond	9,727,009
Interest Rate Hedged U.S. Aggregate Bond	26,272

The Funds hereby designate the following amount(s), or maximum amount(s) allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal period ended October 31, 2022:

iShares ETF	Interest-Related Dividends	Qualified Short-Term Capital Gain

Inflation Hedged Corporate Bond	$2,022,761	$191,110
Inflation Hedged High Yield Bond	40,058	—
Inflation Hedged U.S. Aggregate Bond	30,529	—
Interest Rate Hedged Corporate Bond	21,972,870	—
Interest Rate Hedged High Yield Bond	4,148,393	—
Interest Rate Hedged Long-Term Corporate Bond	9,727,009	6,638,069
Interest Rate Hedged U.S. Aggregate Bond	26,272	—

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Board Review and Approval of Investment Advisory Contract

iShares Inflation Hedged Corporate Bond ETF, iShares Interest Rate Hedged Long-Term Corporate Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rate and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund was, during the periods under review, an actively managed ETF that did not seek to track the performance of a specified index and that the management team for the Fund managed the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Inflation Hedged High Yield Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information

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Board Review and Approval of Investment Advisory Contract  (continued)

as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the overall fund expenses (net of any waivers and reimbursements) for the Fund were higher than the median of the overall fund expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other

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Board Review and Approval of Investment Advisory Contract  (continued)

Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA(or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

iShares Inflation Hedged U.S. Aggregate Bond ETF, iShares Interest Rate Hedged U.S. Aggregate Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the overall fund expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

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Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA(or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

iShares Interest Rate Hedged Corporate Bond ETF, iShares Interest Rate Hedged High Yield Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA.

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Board Review and Approval of Investment Advisory Contract  (continued)

The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund was, during the periods under review, an actively managed ETF that did not seek to track the performance of a specified index and that the management team for the Fund managed the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the

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Board Review and Approval of Investment Advisory Contract  (continued)

provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Inflation Hedged Corporate Bond	$0.756717	$0.069495	$—	$0.826212	92%	8%	—%	100%
Interest Rate Hedged Corporate Bond	2.277989	—	—	2.277989	100	—	—	100
Interest Rate Hedged High Yield Bond	4.363978	—	—	4.363978	100	—	—	100
Interest Rate Hedged Long-Term Corporate Bond	0.667792	0.197856	—	0.865648	77	23	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 379 funds as of October 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2011); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).

Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (61)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (58)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (52)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

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Trustee and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	93

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

94	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

CPI	Consumer Price Index

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	95

Additional Financial Information

Schedules of Investments (Unaudited)

October 31, 2022

Statements of Assets and Liabilities (Unaudited)

October 31, 2022

iShares Trust

iShares 10+ Year Investment Grade Corporate Bond ETF | IGLB | NYSE Arca

iShares Core U.S. Aggregate Bond ETF | AGG | NYSE Arca

iShares iBoxx $ High Yield Corporate Bond ETF | HYG | NYSE Arca

iShares iBoxx $ Investment Grade Corporate Bond ETF | LQD | NYSE Arca

Schedule of Investments (unaudited) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.0%
Interpublic Group of Companies Inc. (The)
3.38%, 03/01/41 (Call 09/01/40)	$204	$131,879
5.40%, 10/01/48 (Call 04/01/48)(a)	154	130,304

		262,183

Aerospace & Defense — 2.2%
Airbus SE, 3.95%, 04/10/47 (Call 10/10/46)(b)	210	157,759
BAE Systems Holdings Inc., 4.75%, 10/07/44(a)(b)	189	156,294
BAE Systems PLC
3.00%, 09/15/50 (Call 03/15/50)(b)	369	225,273
5.80%, 10/11/41(b)	515	494,553
Boeing Co. (The)
3.25%, 02/01/35 (Call 11/01/34)	494	349,093
3.30%, 03/01/35 (Call 09/01/34)	364	250,497
3.38%, 06/15/46 (Call 12/15/45)	300	179,972
3.50%, 03/01/39 (Call 09/01/38)	177	116,080
3.50%, 03/01/45 (Call 09/01/44)	261	158,000
3.55%, 03/01/38 (Call 09/01/37)	287	193,961
3.60%, 05/01/34 (Call 02/01/34)	219	163,384
3.63%, 03/01/48 (Call 09/01/47)	325	196,808
3.65%, 03/01/47 (Call 09/01/46)	289	178,094
3.75%, 02/01/50 (Call 08/01/49)(a)	805	515,068
3.83%, 03/01/59 (Call 09/01/58)	182	106,780
3.85%, 11/01/48 (Call 05/01/48)	202	127,171
3.90%, 05/01/49 (Call 11/01/48)	429	276,480
3.95%, 08/01/59 (Call 02/01/59)	621	388,920
5.71%, 05/01/40 (Call 11/01/39)	1,688	1,464,390
5.81%, 05/01/50 (Call 11/01/49)	2,940	2,528,569
5.88%, 02/15/40	325	283,349
5.93%, 05/01/60 (Call 11/01/59)	1,998	1,688,971
6.13%, 02/15/33	188	179,639
6.63%, 02/15/38(a)	151	143,122
6.88%, 03/15/39(a)	270	260,478
General Dynamics Corp.
2.85%, 06/01/41 (Call 12/01/40)	331	229,670
3.60%, 11/15/42 (Call 05/15/42)(a)	260	198,423
4.25%, 04/01/40 (Call 10/01/39)	555	476,662
4.25%, 04/01/50 (Call 10/01/49)	381	317,412
L3Harris Technologies Inc.
4.85%, 04/27/35 (Call 10/27/34)	211	188,736
5.05%, 04/27/45 (Call 10/27/44)	199	168,982
6.15%, 12/15/40	411	401,179
Lockheed Martin Corp.
2.80%, 06/15/50 (Call 12/15/49)	411	260,231
3.60%, 03/01/35 (Call 09/01/34)	250	214,460
3.80%, 03/01/45 (Call 09/01/44)	570	441,430
4.07%, 12/15/42	965	793,779
4.09%, 09/15/52 (Call 03/15/52)	774	618,829
4.15%, 06/15/53 (Call 12/15/52)	690	550,670
4.30%, 06/15/62 (Call 12/15/61)	455	363,089
4.50%, 05/15/36 (Call 11/15/35)(a)	201	182,658
4.70%, 05/15/46 (Call 11/15/45)	797	699,858
5.70%, 11/15/54	660	664,926
5.72%, 06/01/40(a)	49	48,720
5.90%, 11/15/63	150	152,544
Series B, 6.15%, 09/01/36	390	407,944
Northrop Grumman Corp.
3.85%, 04/15/45 (Call 10/15/44)	333	252,273
4.03%, 10/15/47 (Call 04/15/47)	1,211	952,761

Security	Par (000)	Value

Aerospace & Defense (continued)
4.75%, 06/01/43(a)	$581	$503,543
5.05%, 11/15/40	254	230,454
5.15%, 05/01/40 (Call 11/01/39)	272	250,350
5.25%, 05/01/50 (Call 11/01/49)	584	542,214
Raytheon Technologies Corp.
2.82%, 09/01/51 (Call 03/01/51)	680	415,735
3.03%, 03/15/52 (Call 09/15/51)	634	404,157
3.13%, 07/01/50 (Call 01/01/50)	650	427,142
3.75%, 11/01/46 (Call 05/01/46)	630	461,166
4.05%, 05/04/47 (Call 11/04/46)	379	290,138
4.15%, 05/15/45 (Call 11/16/44)	623	488,828
4.20%, 12/15/44 (Call 06/15/44)	275	210,692
4.35%, 04/15/47 (Call 10/15/46)	575	462,548
4.45%, 11/16/38 (Call 05/16/38)	473	405,042
4.50%, 06/01/42	1,976	1,679,483
4.63%, 11/16/48 (Call 05/16/48)	1,086	913,278
4.70%, 12/15/41	235	199,181
4.80%, 12/15/43 (Call 06/15/43)	287	245,848
4.88%, 10/15/40	282	248,580
5.40%, 05/01/35	100	96,185
5.70%, 04/15/40	145	139,475
6.05%, 06/01/36(a)	340	345,499
6.13%, 07/15/38	190	191,706

		28,519,185

Agriculture — 1.3%
Altria Group Inc.
3.40%, 02/04/41 (Call 08/04/40)	969	592,850
3.70%, 02/04/51 (Call 08/04/50)	656	383,574
3.88%, 09/16/46 (Call 03/16/46)(a)	841	516,493
4.00%, 02/04/61 (Call 08/04/60)	514	307,728
4.25%, 08/09/42	577	392,681
4.45%, 05/06/50 (Call 11/06/49)	299	193,292
4.50%, 05/02/43	421	288,084
5.38%, 01/31/44(a)	909	727,014
5.80%, 02/14/39 (Call 08/14/38)	1,028	878,367
5.95%, 02/14/49 (Call 08/14/48)	1,415	1,155,699
6.20%, 02/14/59 (Call 08/14/58)	207	171,376
Archer-Daniels-Midland Co.
2.70%, 09/15/51 (Call 03/15/51)	305	189,937
3.75%, 09/15/47 (Call 03/15/47)(a)	255	196,406
4.02%, 04/16/43	174	139,591
4.50%, 03/15/49 (Call 09/15/48)	358	310,569
4.54%, 03/26/42	436	380,167
5.38%, 09/15/35	455	444,322
5.77%, 03/01/41(a)(c)	65	62,335
BAT Capital Corp.
3.73%, 09/25/40 (Call 03/25/40)	444	279,533
3.98%, 09/25/50 (Call 03/25/50)	610	364,548
4.39%, 08/15/37 (Call 02/15/37)	1,117	809,089
4.54%, 08/15/47 (Call 02/15/47)	1,460	943,027
4.76%, 09/06/49 (Call 03/06/49)	540	360,361
5.28%, 04/02/50 (Call 10/02/49)	350	249,923
5.65%, 03/16/52 (Call 09/16/51)	405	306,309
Cargill Inc.
3.13%, 05/25/51 (Call 11/25/50)(b)	470	303,788
3.88%, 05/23/49 (Call 11/23/48)(a)(b)	217	163,375
4.38%, 04/22/52 (Call 10/22/51)(b)	330	268,086
4.76%, 11/23/45(b)	295	252,011
Philip Morris International Inc.
3.88%, 08/21/42	551	364,930

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Agriculture (continued)
4.13%, 03/04/43	$429	$293,299
4.25%, 11/10/44	665	461,137
4.38%, 11/15/41	514	371,499
4.50%, 03/20/42	570	416,533
4.88%, 11/15/43(a)	385	295,994
6.38%, 05/16/38	838	780,713
Reynolds American Inc.
5.70%, 08/15/35 (Call 02/15/35)	477	402,948
5.85%, 08/15/45 (Call 02/15/45)	1,384	1,086,871
6.15%, 09/15/43	406	328,747
7.25%, 06/15/37	281	267,838

		16,701,044

Apparel — 0.2%
NIKE Inc.
3.25%, 03/27/40 (Call 09/27/39)	692	524,756
3.38%, 11/01/46 (Call 05/01/46)	369	268,669
3.38%, 03/27/50 (Call 09/27/49)(a)	997	726,974
3.63%, 05/01/43 (Call 11/01/42)	394	305,548
3.88%, 11/01/45 (Call 05/01/45)(a)	548	435,038
VF Corp.
6.00%, 10/15/33(a)	301	291,540
6.45%, 11/01/37	95	93,734

		2,646,259

Auto Manufacturers — 0.4%
Cummins Inc.
2.60%, 09/01/50 (Call 03/01/50)(a)	349	206,798
4.88%, 10/01/43 (Call 04/01/43)	217	193,015
General Motors Co.
5.00%, 04/01/35	69	57,365
5.15%, 04/01/38 (Call 10/01/37)	562	457,293
5.20%, 04/01/45	881	679,759
5.40%, 04/01/48 (Call 10/01/47)(a)	487	383,142
5.95%, 04/01/49 (Call 10/01/48)(a)	681	576,565
6.25%, 10/02/43	701	615,445
6.60%, 04/01/36 (Call 10/01/35)	718	677,133
6.75%, 04/01/46 (Call 10/01/45)	607	560,917

		4,407,432

Auto Parts & Equipment — 0.1%
Aptiv PLC
3.10%, 12/01/51 (Call 06/01/51)	906	505,263
4.40%, 10/01/46 (Call 04/01/46)	150	105,625
5.40%, 03/15/49 (Call 09/15/48)	140	111,649
Aptiv PLC/Aptiv Corp., 4.15%, 05/01/52 (Call 11/01/51)	585	393,196
BorgWarner Inc., 4.38%, 03/15/45 (Call 09/15/44)	260	186,041
Lear Corp.
3.55%, 01/15/52 (Call 07/15/51)	150	85,255
5.25%, 05/15/49 (Call 11/15/48)	354	276,108

		1,663,137

Banks — 7.7%
Bank of America Corp.
2.68%, 06/19/41 (Call 06/19/40), (SOFR + 1.930%)(d)	2,852	1,804,393
2.83%, 10/24/51 (Call 10/24/50), (SOFR + 1.880%)(d)	712	414,891
2.97%, 07/21/52 (Call 07/21/51), (SOFR + 1.560%)(d)	1,129	670,794
3.31%, 04/22/42 (Call 04/22/41), (SOFR + 1.580%)(d)	1,852	1,281,542
3.95%, 01/23/49 (Call 01/23/48), (3 mo. LIBOR US + 1.19%)(d)	849	611,475
4.08%, 04/23/40 (Call 04/23/39), (3 mo. LIBOR US + 1.32%)(d)	939	732,622

Security	Par (000)	Value

Banks (continued)
4.08%, 03/20/51 (Call 03/20/50), (3 mo. LIBOR US + 3.15%)(d)	$3,309	$2,458,322
4.24%, 04/24/38 (Call 04/24/37), (3 mo. LIBOR US + 1.814%)(d)	1,137	919,350
4.33%, 03/15/50 (Call 03/15/49), (3 mo. LIBOR US + 1.520%)(d)	1,696	1,319,036
4.44%, 01/20/48 (Call 01/20/47), (3 mo. LIBOR US + 1.990%)(d)	1,354	1,068,791
4.88%, 04/01/44	341	281,748
5.00%, 01/21/44	1,221	1,042,473
5.88%, 02/07/42	811	777,569
6.11%, 01/29/37	1,124	1,079,412
7.75%, 05/14/38	935	1,031,393
Series L, 4.75%, 04/21/45(a)	393	313,155
Series N, 3.48%, 03/13/52 (Call 03/13/51), (SOFR + 1.650%)(d)	640	423,764
Bank of America NA, 6.00%, 10/15/36	831	807,319
Barclays PLC
3.33%, 11/24/42 (Call 11/24/41)(d)	589	356,419
3.81%, 03/10/42 (Call 03/10/41)(d)	442	261,311
4.95%, 01/10/47	763	568,042
5.25%, 08/17/45(a)	802	631,786
BNP Paribas SA, 2.82%, 01/26/41(a)(b)	280	157,681
BPCE SA
3.58%, 10/19/42 (Call 10/19/41), (SOFR + 1.952%)(b)(d)	150	91,318
3.65%, 01/14/37 (Call 01/14/32)(a)(b)(d)	250	175,532
Citigroup Inc.
2.90%, 11/03/42 (Call 11/03/41), (SOFR + 1.379%)(d)	737	465,500
3.88%, 01/24/39 (Call 01/24/38), (3 mo. LIBOR US + 1.168%)(d)	593	455,702
4.28%, 04/24/48 (Call 04/24/47), (3 mo. LIBOR US + 1.839%)(d)	475	363,025
4.65%, 07/30/45(a)	542	433,317
4.65%, 07/23/48 (Call 06/23/48)	1,400	1,123,502
4.75%, 05/18/46	1,179	912,174
5.30%, 05/06/44	519	437,359
5.32%, 03/26/41 (Call 03/26/40), (SOFR + 4.548%)(d)	751	668,003
5.88%, 02/22/33	415	392,744
5.88%, 01/30/42(a)	556	519,540
6.00%, 10/31/33	284	269,937
6.13%, 08/25/36	583	555,377
6.68%, 09/13/43	596	592,298
6.88%, 03/05/38	185	187,636
6.88%, 02/15/98	112	110,343
8.13%, 07/15/39	1,201	1,385,239
Commonwealth Bank of Australia
3.31%, 03/11/41(b)	630	395,732
3.74%, 09/12/39(b)	735	507,698
3.90%, 07/12/47(a)(b)	894	679,899
4.32%, 01/10/48(b)	787	535,514
Cooperatieve Rabobank UA
5.25%, 05/24/41(a)	1,080	999,810
5.25%, 08/04/45(a)	636	517,983
5.75%, 12/01/43	607	533,257
5.80%, 09/30/2110(b)	165	157,278
Credit Agricole SA, 2.81%, 01/11/41(a)(b)	562	319,062
Credit Suisse Group AG, 4.88%, 05/15/45	941	627,053
Fifth Third Bancorp., 8.25%, 03/01/38	716	811,314
First Republic Bank/CA
4.38%, 08/01/46 (Call 02/01/46)	300	217,938

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.63%, 02/13/47 (Call 08/13/46)	$305	$231,083
Goldman Sachs Capital I, 6.35%, 02/15/34	275	262,253
Goldman Sachs Group Inc. (The)
2.91%, 07/21/42 (Call 07/21/41), (SOFR + 1.472%)(d)	870	547,188
3.21%, 04/22/42 (Call 04/22/41), (SOFR + 1.513%)(d)	1,242	826,708
3.44%, 02/24/43 (Call 02/24/42), (SOFR + 1.632%)(d)	1,205	820,362
4.02%, 10/31/38 (Call 10/31/37), (3 mo. LIBOR US + 1.373%)(d)	1,467	1,142,262
4.41%, 04/23/39 (Call 04/23/38), (3 mo. LIBOR US + 1.430%)(d)	968	784,687
4.75%, 10/21/45 (Call 04/21/45)	932	751,185
4.80%, 07/08/44 (Call 01/08/44)	1,062	865,731
5.15%, 05/22/45	1,282	1,040,445
6.13%, 02/15/33	770	768,610
6.25%, 02/01/41	1,538	1,505,723
6.45%, 05/01/36	561	543,681
6.75%, 10/01/37	3,181	3,145,036
HSBC Bank USA NA, 7.00%, 01/15/39	595	593,825
HSBC Bank USA NA/New York NY
5.63%, 08/15/35(a)	260	227,053
5.88%, 11/01/34	70	62,396
HSBC Holdings PLC
6.10%, 01/14/42	407	377,663
6.50%, 05/02/36	1,097	932,746
6.50%, 09/15/37	1,365	1,181,980
6.80%, 06/01/38	758	655,153
HSBC USA Inc., 7.20%, 07/15/97	170	166,361
JPMorgan Chase & Co.
2.53%, 11/19/41 (Call 11/19/40), (SOFR + 1.510%)(d)	1,003	618,802
3.11%, 04/22/41 (Call 04/22/40), (SOFR + 2.460%)(d)	951	650,873
3.11%, 04/22/51 (Call 04/22/50), (SOFR + 2.440%)(d)	1,379	860,817
3.16%, 04/22/42 (Call 04/22/41), (SOFR + 2.460%)(d)	1,160	792,699
3.33%, 04/22/52 (Call 04/22/51), (SOFR + 1.580%)(d)	1,880	1,220,595
3.88%, 07/24/38 (Call 07/24/37), (3 mo. LIBOR US + 1.360%)(d)	1,548	1,199,314
3.90%, 01/23/49 (Call 01/23/48), (3 mo. LIBOR US + 1.220%)(d)	1,037	755,506
3.96%, 11/15/48 (Call 11/15/47), (3 mo. LIBOR US + 1.380%)(d)	2,016	1,481,860
4.03%, 07/24/48 (Call 07/24/47), (3 mo. LIBOR US + 1.460%)(d)	952	708,399
4.26%, 02/22/48 (Call 02/22/47), (3 mo. LIBOR US + 1.580%)(d)	1,162	900,854
4.85%, 02/01/44	620	528,318
4.95%, 06/01/45	1,073	887,688
5.40%, 01/06/42	815	745,696
5.50%, 10/15/40	708	650,703
5.60%, 07/15/41	1,070	1,003,388
5.63%, 08/16/43(a)	798	716,552
6.40%, 05/15/38	1,435	1,478,558
Lloyds Banking Group PLC
3.37%, 12/14/46 (Call 09/14/41)(d)	770	449,965
4.34%, 01/09/48	829	552,899
5.30%, 12/01/45(a)	428	326,802
Macquarie Group Ltd., 5.49%, 11/09/33 (Call 11/09/32)(b)(d)	135	120,956
Mitsubishi UFJ Financial Group Inc.
3.75%, 07/18/39	1,019	762,252
4.15%, 03/07/39	340	267,107
4.29%, 07/26/38(a)	326	262,882

Security	Par (000)	Value

Banks (continued)
Morgan Stanley
2.80%, 01/25/52 (Call 01/25/51), (SOFR + 1.430%)(d)	$1,083	$633,774
3.22%, 04/22/42 (Call 04/22/41), (SOFR + 1.485%)(d)	1,054	716,468
3.97%, 07/22/38 (Call 07/22/37), (3 mo. LIBOR US + 1.455%)(d)	1,049	824,371
4.30%, 01/27/45	1,327	1,022,401
4.38%, 01/22/47	1,205	936,304
4.46%, 04/22/39 (Call 04/22/38), (3 mo. LIBOR US + 0.408%)(d)	639	523,268
5.60%, 03/24/51 (Call 03/24/50), (SOFR + 4.480%)(d)	1,100	1,014,162
6.38%, 07/24/42	1,361	1,379,084
National Australia Bank Ltd., 2.65%, 01/14/41(b)	323	182,377
Regions Bank/Birmingham AL, 6.45%, 06/26/37	310	306,657
Regions Financial Corp., 7.38%, 12/10/37	335	357,766
Santander UK Group Holdings PLC, 5.63%, 09/15/45(b)	249	174,523
Societe Generale SA
3.63%, 03/01/41(b)	493	279,059
4.03%, 01/21/43 (Call 01/21/42)(b)(d)	485	286,824
Standard Chartered PLC
5.30%, 01/09/43(a)(b)	362	272,080
5.70%, 03/26/44(b)	1,008	794,502
Sumitomo Mitsui Financial Group Inc.
2.30%, 01/12/41	400	232,211
2.93%, 09/17/41	468	287,538
3.05%, 01/14/42(a)	360	233,488
UBS AG/London, 4.50%, 06/26/48(a)(b)	580	443,342
UBS Group AG, 3.18%, 02/11/43 (Call 02/11/42)(b)(d)	530	324,804
Wachovia Corp.
5.50%, 08/01/35	500	454,936
7.50%, 04/15/35	190	207,509
Wells Fargo & Co.
3.07%, 04/30/41 (Call 04/30/40), (SOFR + 2.530%)(d)	1,996	1,352,400
3.90%, 05/01/45	1,192	862,440
4.40%, 06/14/46	1,262	929,912
4.61%, 04/25/53 (Call 04/25/52)(d)	1,925	1,533,712
4.65%, 11/04/44	1,172	909,592
4.75%, 12/07/46	1,110	856,670
4.90%, 11/17/45	1,126	897,946
5.01%, 04/04/51 (Call 04/04/50), (SOFR + 4.502%)(d)	3,158	2,676,758
5.38%, 02/07/35(a)	290	269,947
5.38%, 11/02/43	1,127	955,966
5.61%, 01/15/44	1,518	1,324,036
5.95%, 12/01/86	145	133,144
Wells Fargo Bank NA
5.85%, 02/01/37	550	522,609
5.95%, 08/26/36	500	480,205
6.60%, 01/15/38	750	763,374
Westpac Banking Corp.
2.96%, 11/16/40	507	306,364
3.13%, 11/18/41	666	408,671
4.42%, 07/24/39	601	452,881

		97,354,063

Beverages — 3.1%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
4.70%, 02/01/36 (Call 08/01/35)	3,089	2,792,007
4.90%, 02/01/46 (Call 08/01/45)	5,235	4,489,916
Anheuser-Busch InBev Finance Inc.
4.00%, 01/17/43	345	266,857
4.63%, 02/01/44	537	447,736

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
4.70%, 02/01/36 (Call 08/01/35)	$370	$334,426
4.90%, 02/01/46 (Call 08/01/45)	843	723,018
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42	606	456,988
4.35%, 06/01/40 (Call 12/01/39)	675	564,289
4.38%, 04/15/38 (Call 10/15/37)	921	786,445
4.44%, 10/06/48 (Call 04/06/48)	1,071	867,408
4.50%, 06/01/50 (Call 12/01/49)(a)	1,327	1,083,228
4.60%, 04/15/48 (Call 10/15/47)	1,407	1,159,902
4.60%, 06/01/60 (Call 12/01/59)	569	448,886
4.75%, 04/15/58 (Call 10/15/57)	907	736,851
4.95%, 01/15/42	900	796,558
5.45%, 01/23/39 (Call 07/23/38)(a)	1,192	1,119,844
5.55%, 01/23/49 (Call 07/23/48)	2,317	2,182,084
5.80%, 01/23/59 (Call 07/23/58)	1,160	1,103,086
5.88%, 06/15/35	155	153,704
6.63%, 08/15/33(a)	175	185,459
8.00%, 11/15/39	494	579,808
8.20%, 01/15/39	679	810,589
Bacardi Ltd.
5.15%, 05/15/38 (Call 11/15/37)(b)	237	198,637
5.30%, 05/15/48 (Call 11/15/47)(b)	353	288,404
Brown-Forman Corp.
3.75%, 01/15/43 (Call 07/15/42)	165	120,436
4.00%, 04/15/38 (Call 10/15/37)	225	187,191
4.50%, 07/15/45 (Call 01/15/45)	195	168,796
Coca-Cola Co. (The)
2.50%, 06/01/40	554	383,075
2.50%, 03/15/51(a)	680	415,228
2.60%, 06/01/50	882	558,763
2.75%, 06/01/60	646	389,819
2.88%, 05/05/41	609	437,181
3.00%, 03/05/51	919	626,007
4.20%, 03/25/50	432	366,083
Coca-Cola Femsa SAB de CV, 5.25%, 11/26/43	361	321,930
Constellation Brands Inc.
3.75%, 05/01/50 (Call 11/01/49)	375	261,713
4.10%, 02/15/48 (Call 08/15/47)	280	206,571
4.50%, 05/09/47 (Call 11/09/46)(a)	312	244,099
5.25%, 11/15/48 (Call 05/15/48)	295	253,480
Diageo Capital PLC
3.88%, 04/29/43 (Call 10/29/42)	177	136,455
5.88%, 09/30/36	217	218,551
Diageo Investment Corp.
4.25%, 05/11/42	335	272,533
7.45%, 04/15/35	345	396,227
Fomento Economico Mexicano SAB de CV 3.50%, 01/16/50 (Call 07/16/49)	1,270	816,699
4.38%, 05/10/43	355	273,386
Heineken NV
4.00%, 10/01/42(b)	401	299,749
4.35%, 03/29/47 (Call 09/29/46)(b)	445	344,533
Keurig Dr Pepper Inc.
3.35%, 03/15/51 (Call 09/15/50)	340	216,676
3.80%, 05/01/50 (Call 11/01/49)	564	393,140
4.42%, 12/15/46 (Call 06/15/46)	197	151,892
4.50%, 11/15/45 (Call 05/15/45)	389	307,528
4.50%, 04/15/52 (Call 10/15/51)	735	577,605
5.09%, 05/25/48 (Call 11/25/47)	150	128,922

Security	Par (000)	Value

Beverages (continued)
Molson Coors Beverage Co.
4.20%, 07/15/46 (Call 01/15/46)	$783	$577,339
5.00%, 05/01/42	848	709,768
PepsiCo Inc.
2.63%, 10/21/41 (Call 04/21/41)	656	452,372
2.75%, 10/21/51 (Call 04/21/51)	809	528,771
2.88%, 10/15/49 (Call 04/15/49)	837	567,201
3.38%, 07/29/49 (Call 01/29/49)	510	374,317
3.45%, 10/06/46 (Call 04/06/46)	714	534,186
3.50%, 03/19/40 (Call 09/19/39)	100	77,846
3.60%, 08/13/42	100	76,985
3.63%, 03/19/50 (Call 09/19/49)	653	508,599
3.88%, 03/19/60 (Call 09/19/59)	123	95,922
4.00%, 03/05/42	207	170,899
4.00%, 05/02/47 (Call 11/02/46)	70	57,584
4.20%, 07/18/52 (Call 01/18/52)	355	302,259
4.25%, 10/22/44 (Call 04/22/44)	10	8,409
4.45%, 04/14/46 (Call 10/14/45)	390	342,130
4.60%, 07/17/45 (Call 01/17/45)	235	205,498
4.88%, 11/01/40	355	330,733
5.50%, 01/15/40	90	90,485
Pernod Ricard International Finance LLC, 2.75%, 10/01/50 (Call 04/01/50)(b)	182	108,317
Pernod Ricard SA, 5.50%, 01/15/42(a)(b)	611	567,176

		38,737,194

Biotechnology — 1.6%
Amgen Inc.
2.77%, 09/01/53 (Call 03/01/53)	548	313,307
2.80%, 08/15/41 (Call 02/15/41)	672	449,679
3.00%, 01/15/52 (Call 07/15/51)	770	474,325
3.15%, 02/21/40 (Call 08/21/39)	1,334	949,905
3.38%, 02/21/50 (Call 08/21/49)	1,402	933,898
4.20%, 02/22/52 (Call 08/22/51)	695	530,592
4.40%, 05/01/45 (Call 11/01/44)	1,339	1,080,356
4.40%, 02/22/62 (Call 08/22/61)	780	590,793
4.56%, 06/15/48 (Call 12/15/47)	874	709,364
4.66%, 06/15/51 (Call 12/15/50)	1,889	1,559,900
4.88%, 03/01/53 (Call 09/01/52)	560	476,360
4.95%, 10/01/41	367	322,515
5.15%, 11/15/41 (Call 05/15/41)	708	632,579
5.65%, 06/15/42 (Call 12/15/41)	215	203,925
5.75%, 03/15/40(a)	280	267,192
6.38%, 06/01/37	135	139,959
6.40%, 02/01/39(a)	125	126,719
6.90%, 06/01/38	50	53,182
Baxalta Inc., 5.25%, 06/23/45 (Call 12/23/44)	310	276,899
Biogen Inc.
3.15%, 05/01/50 (Call 11/01/49)	940	579,908
3.25%, 02/15/51 (Call 08/15/50)	372	231,738
5.20%, 09/15/45 (Call 03/15/45)	600	519,539
CSL Finance PLC
4.63%, 04/27/42 (Call 10/27/41)(b)	175	147,568
4.75%, 04/27/52 (Call 10/27/51)(a)(b)	830	696,206
4.95%, 04/27/62 (Call 10/27/61)(b)	250	208,384
Gilead Sciences Inc.
2.60%, 10/01/40 (Call 04/01/40)	666	440,736
2.80%, 10/01/50 (Call 04/01/50)(a)	939	571,017
4.00%, 09/01/36 (Call 03/01/36)(a)	420	352,467
4.15%, 03/01/47 (Call 09/01/46)	1,015	792,350
4.50%, 02/01/45 (Call 08/01/44)	1,029	847,501

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology (continued)
4.60%, 09/01/35 (Call 03/01/35)	$502	$452,444
4.75%, 03/01/46 (Call 09/01/45)	1,291	1,109,009
4.80%, 04/01/44 (Call 10/01/43)	1,100	945,510
5.65%, 12/01/41 (Call 06/01/41)	623	597,230
Regeneron Pharmaceuticals Inc., 2.80%, 09/15/50 (Call 03/15/50)	458	268,334
Royalty Pharma PLC
3.30%, 09/02/40 (Call 03/02/40)	459	305,156
3.35%, 09/02/51 (Call 03/02/51)	427	251,044
3.55%, 09/02/50 (Call 03/02/50)	641	391,491

		19,799,081

Building Materials — 0.5%
Carrier Global Corp.
3.38%, 04/05/40 (Call 10/05/39)	966	689,584
3.58%, 04/05/50 (Call 10/05/49)	1,207	809,670
CRH America Finance Inc.
4.40%, 05/09/47 (Call 11/09/46)(b)	200	154,653
4.50%, 04/04/48 (Call 10/04/47)(b)	599	468,525
CRH America Inc., 5.13%, 05/18/45 (Call 11/18/44)(b)	70	58,401
Fortune Brands Home & Security Inc., 4.50%, 03/25/52 (Call 09/25/51)	260	171,545
Holcim Capital Corp. Ltd.
6.50%, 09/12/43(b)	210	198,487
6.88%, 09/29/39(b)	185	182,830
Holcim Finance U.S. LLC, 4.75%, 09/22/46 (Call 03/22/46)(b)	220	171,648
Johnson Controls International PLC
4.50%, 02/15/47 (Call 08/15/46)	443	340,049
4.63%, 07/02/44 (Call 01/02/44)	235	187,597
4.95%, 07/02/64 (Call 01/02/64)(c)	117	87,450
5.13%, 09/14/45 (Call 03/14/45)	211	177,127
6.00%, 01/15/36	227	223,165
Lafarge SA, 7.13%, 07/15/36	285	295,293
Martin Marietta Materials Inc.
3.20%, 07/15/51 (Call 01/15/51)	553	344,218
4.25%, 12/15/47 (Call 06/15/47)	269	199,996
Masco Corp.
3.13%, 02/15/51 (Call 08/15/50)	209	120,615
4.50%, 05/15/47 (Call 11/15/46)(a)	222	163,422
Owens Corning
4.30%, 07/15/47 (Call 01/15/47)	322	226,616
4.40%, 01/30/48 (Call 07/30/47)	239	170,141
7.00%, 12/01/36	229	231,459
Votorantim Cimentos International SA, 7.25%, 04/05/41(b)	205	220,119
Vulcan Materials Co.
4.50%, 06/15/47 (Call 12/15/46)	440	341,778
4.70%, 03/01/48 (Call 09/01/47)	279	224,168

		6,458,556

Chemicals — 1.8%
Air Liquide Finance SA, 3.50%, 09/27/46 (Call 03/27/46)(b)	650	469,120
Air Products and Chemicals Inc.
2.70%, 05/15/40 (Call 11/15/39)	432	298,760
2.80%, 05/15/50 (Call 11/15/49)	592	377,157
Albemarle Corp.
5.45%, 12/01/44 (Call 06/01/44)(a)	188	161,124
5.65%, 06/01/52 (Call 12/01/51)	310	265,954
Braskem Netherlands Finance BV, 5.88%, 01/31/50(b)	150	109,002
CF Industries Inc.
4.95%, 06/01/43	535	427,127

Security	Par (000)	Value

Chemicals (continued)
5.15%, 03/15/34	$450	$405,919
5.38%, 03/15/44	415	352,667
Dow Chemical Co. (The)
3.60%, 11/15/50 (Call 05/15/50)(a)	701	456,334
4.25%, 10/01/34 (Call 04/01/34)	371	313,756
4.38%, 11/15/42 (Call 05/15/42)	598	457,428
4.63%, 10/01/44 (Call 04/01/44)	317	246,587
4.80%, 05/15/49 (Call 11/15/48)	414	328,212
5.25%, 11/15/41 (Call 05/15/41)	626	540,995
5.55%, 11/30/48 (Call 05/30/48)	474	409,816
6.90%, 05/15/53	375	378,603
9.40%, 05/15/39	381	474,292
DuPont de Nemours Inc.
5.32%, 11/15/38 (Call 05/15/38)	797	722,218
5.42%, 11/15/48 (Call 05/15/48)	1,352	1,185,346
Eastman Chemical Co.
4.65%, 10/15/44 (Call 04/15/44)	386	290,919
4.80%, 09/01/42 (Call 03/01/42)	560	437,804
Ecolab Inc.
2.13%, 08/15/50 (Call 02/15/50)(a)	283	151,254
2.70%, 12/15/51 (Call 06/15/51)	600	358,822
2.75%, 08/18/55 (Call 02/18/55)	477	274,877
3.95%, 12/01/47 (Call 06/01/47)	415	323,954
5.50%, 12/08/41(a)	180	174,747
FMC Corp., 4.50%, 10/01/49 (Call 04/01/49)	300	222,733
GC Treasury Center Co. Ltd., 4.30%, 03/18/51 (Call 09/18/50)(b)	360	221,639
International Flavors & Fragrances Inc.
3.27%, 11/15/40 (Call 05/15/40)(a)(b)	578	385,240
3.47%, 12/01/50 (Call 06/01/50)(a)(b)	175	109,159
4.38%, 06/01/47 (Call 12/01/46)	540	395,248
5.00%, 09/26/48 (Call 03/26/48)(a)	605	483,004
Linde Inc./CT
2.00%, 08/10/50 (Call 02/10/50)	222	115,329
3.55%, 11/07/42 (Call 05/07/42)	410	308,451
Lubrizol Corp. (The), 6.50%, 10/01/34	395	428,497
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	549	429,050
5.25%, 07/15/43	375	307,227
LYB International Finance III LLC
3.38%, 10/01/40 (Call 04/01/40)	462	308,546
3.63%, 04/01/51 (Call 10/01/50)(a)	657	409,153
3.80%, 10/01/60 (Call 04/01/60)(a)	303	181,129
4.20%, 10/15/49 (Call 04/15/49)	632	434,872
4.20%, 05/01/50 (Call 11/01/49)	638	438,436
LyondellBasell Industries NV, 4.63%, 02/26/55 (Call 08/26/54)	570	407,897
Mosaic Co. (The)
4.88%, 11/15/41 (Call 05/15/41)	330	259,712
5.45%, 11/15/33 (Call 05/15/33)(a)	188	173,937
5.63%, 11/15/43 (Call 05/15/43)(a)	170	148,545
Nutrien Ltd.
3.95%, 05/13/50 (Call 11/13/49)	401	289,535
4.13%, 03/15/35 (Call 09/15/34)	293	244,585
4.90%, 06/01/43 (Call 12/01/42)	285	237,461
5.00%, 04/01/49 (Call 10/01/48)	301	254,754
5.25%, 01/15/45 (Call 07/15/44)	333	285,664
5.63%, 12/01/40	350	319,291
5.88%, 12/01/36	281	272,305
6.13%, 01/15/41 (Call 07/15/40)	150	145,509

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
Orbia Advance Corp. SAB de CV, 5.88%, 09/17/44(b)	$741	$570,414
PPG Industries Inc., 5.50%, 11/15/40	50	45,045
RPM International Inc.
4.25%, 01/15/48 (Call 07/15/47)	185	131,542
5.25%, 06/01/45 (Call 12/01/44)(a)	184	149,618
Sherwin-Williams Co. (The)
2.90%, 03/15/52 (Call 09/15/51)	410	237,650
3.30%, 05/15/50 (Call 11/15/49)(a)	236	149,266
3.80%, 08/15/49 (Call 02/15/49)	302	208,917
4.00%, 12/15/42 (Call 06/15/42)	205	151,737
4.50%, 06/01/47 (Call 12/01/46)	704	556,707
4.55%, 08/01/45 (Call 02/01/45)	249	194,726
Sociedad Quimica y Minera de Chile SA
3.50%, 09/10/51 (Call 03/10/51)(b)	250	159,969
4.25%, 01/22/50 (Call 07/22/49)(a)(b)	300	225,375
Westlake Corp.
2.88%, 08/15/41 (Call 02/15/41)	247	152,799
3.13%, 08/15/51 (Call 02/15/51)	428	250,979
3.38%, 08/15/61 (Call 02/15/61)	277	152,257
4.38%, 11/15/47 (Call 05/15/47)	335	239,106
5.00%, 08/15/46 (Call 02/15/46)	380	300,397

		22,486,206

Commercial Services — 1.9%
Adani Ports & Special Economic Zone Ltd., 5.00%, 08/02/41(b)	120	70,639
American University (The), Series 2019, 3.67%, 04/01/49	305	219,685
Brown University in Providence in the State of Rhode Island and Providence Plant, Series A, 2.92%, 09/01/50 (Call 03/01/50)	295	196,131
California Endowment (The), Series 2021, 2.50%, 04/01/51 (Call 10/01/50)(a)	80	47,277
California Institute of Technology
3.65%, 09/01/2119 (Call 03/01/2119)	88	52,122
4.32%, 08/01/45	263	219,227
4.70%, 11/01/2111	340	262,923
Case Western Reserve University, 5.41%, 06/01/2122 (Call 12/01/2121)	190	162,090
Cintas Corp. No. 2, 6.15%, 08/15/36(a)	95	98,118
Claremont Mckenna College, 3.78%, 01/01/2122 (Call 07/01/2121)	150	88,749
DP World Ltd./United Arab Emirates
5.63%, 09/25/48(b)	829	682,260
6.85%, 07/02/37(a)(b)	780	747,861
DP World Ltd/United Arab Emirates, 4.70%, 09/30/49 (Call 03/30/49)(b)	380	270,294
Duke University
3.20%, 10/01/38	110	84,977
3.30%, 10/01/46	200	138,225
Series 2020, 2.68%, 10/01/44	372	252,698
Series 2020, 2.76%, 10/01/50	195	123,290
Series 2020, 2.83%, 10/01/55	315	192,968
Emory University, Series 2020, 2.97%, 09/01/50 (Call 03/01/50)	395	253,700
Equifax Inc., 7.00%, 07/01/37	235	235,732
ERAC USA Finance LLC
4.20%, 11/01/46 (Call 05/01/46)(b)	240	170,085
4.50%, 02/15/45 (Call 08/15/44)(b)	349	261,231
5.63%, 03/15/42(b)	402	350,726
6.70%, 06/01/34(b)	335	335,591
7.00%, 10/15/37(b)	830	847,730

Security	Par (000)	Value

Commercial Services (continued)
Ford Foundation (The)
Series 2017, 3.86%, 06/01/47 (Call 12/01/46)	$160	$125,189
Series 2020, 2.42%, 06/01/50 (Call 12/01/49)(a)	105	60,616
Series 2020, 2.82%, 06/01/70 (Call 12/01/69)	300	163,662
George Washington University (The)
4.87%, 09/15/45	190	165,869
Series 2014, 4.30%, 09/15/44	227	184,421
Series 2016, 3.55%, 09/15/46	225	158,323
Series 2018, 4.13%, 09/15/48 (Call 03/15/48)	427	329,919
Georgetown University (The)
Series 20A, 2.94%, 04/01/50	43	25,154
Series A, 5.22%, 10/01/2118 (Call 04/01/2118)	135	108,630
Series B, 4.32%, 04/01/49 (Call 10/01/48)	340	260,720
Global Payments Inc.
4.15%, 08/15/49 (Call 02/15/49)(a)	329	221,831
5.95%, 08/15/52 (Call 02/15/52)	370	320,088
Howard University, 5.21%, 10/01/52 (Call 10/01/32)	240	179,065
ITR Concession Co. LLC, 5.18%, 07/15/35 (Call 01/15/35)(b)	100	93,927
Johns Hopkins University
Series 2013, 4.08%, 07/01/53	278	223,224
Series A, 2.81%, 01/01/60 (Call 07/01/59)	190	109,908
Leland Stanford Junior University (The)
2.41%, 06/01/50 (Call 12/01/49)	283	167,536
3.46%, 05/01/47	100	73,514
3.65%, 05/01/48 (Call 11/01/47)	552	428,021
Massachusetts Institute of Technology
3.07%, 04/01/52 (Call 10/01/51)	185	126,278
3.89%, 07/01/2116	179	118,188
3.96%, 07/01/38	74	64,845
4.68%, 07/01/2114	354	279,286
5.60%, 07/01/2111(a)	442	419,372
Series F, 2.99%, 07/01/50 (Call 01/01/50)	389	263,996
Series G, 2.29%, 07/01/51 (Call 01/01/51)	330	190,269
Metropolitan Museum of Art (The), Series 2015, 3.40%, 07/01/45	146	107,807
Moody’s Corp.
2.55%, 08/18/60 (Call 02/18/60)	231	118,324
2.75%, 08/19/41 (Call 02/19/41)	435	281,303
3.10%, 11/29/61 (Call 05/29/61)	300	173,133
3.25%, 05/20/50 (Call 11/20/49)	134	86,016
3.75%, 02/25/52 (Call 08/25/51)(a)	275	194,194
4.88%, 12/17/48 (Call 06/17/48)	309	259,209
5.25%, 07/15/44	250	221,943
Northeastern University, Series 2020, 2.89%, 10/01/50	230	140,178
Northwestern University
3.69%, 12/01/38	270	225,300
3.87%, 12/01/48	165	129,797
4.64%, 12/01/44	410	372,784
Series 2017, 3.66%, 12/01/57 (Call 06/01/57)	75	52,792
Series 2020, 2.64%, 12/01/50 (Call 06/01/50)	75	45,270
PayPal Holdings Inc.
3.25%, 06/01/50 (Call 12/01/49)	390	253,344
5.05%, 06/01/52 (Call 12/01/51)(a)	555	480,943
5.25%, 06/01/62 (Call 12/01/61)	270	231,845
President and Fellows of Harvard College
2.52%, 10/15/50 (Call 04/15/50)	197	119,442
3.15%, 07/15/46 (Call 01/15/46)	295	213,299
3.30%, 07/15/56 (Call 01/15/56)	365	253,189
3.62%, 10/01/37	237	198,805

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
3.75%, 11/15/52 (Call 05/15/52)	$200	$155,542
4.88%, 10/15/40	150	142,711
6.50%, 01/15/39(b)	375	423,182
Quanta Services Inc., 3.05%, 10/01/41 (Call 04/01/41)	435	265,941
Rockefeller Foundation (The), Series 2020, 2.49%, 10/01/50 (Call 04/01/50)	347	203,595
S&P Global Inc.
2.30%, 08/15/60 (Call 02/15/60)	370	185,725
3.25%, 12/01/49 (Call 06/01/49)	443	299,569
3.70%, 03/01/52 (Call 09/01/51)(a)(b)	715	520,402
3.90%, 03/01/62 (Call 09/01/61)(b)	335	239,698
4.50%, 05/15/48 (Call 11/15/47)	205	166,771
Thomas Jefferson University, 3.85%, 11/01/57 (Call 05/01/57)	170	113,890
Trustees of Boston College
3.13%, 07/01/52(a)	317	204,655
3.99%, 07/01/47	50	38,691
Trustees of Boston University, Series CC, 4.06%, 10/01/48 (Call 04/01/48)	265	208,312
Trustees of Dartmouth College, 3.47%, 06/01/46	250	187,674
Trustees of Princeton University (The)
4.20%, 03/01/52 (Call 09/01/51)	5	4,237
5.70%, 03/01/39	616	634,574
Series 2020, 2.52%, 07/01/50 (Call 01/01/50)(a)	160	99,300
Trustees of the University of Pennsylvania (The)
3.61%, 02/15/2119 (Call 08/15/2118)	140	83,433
4.67%, 09/01/2112	230	179,227
Series 2020, 2.40%, 10/01/50 (Call 04/01/50)	215	124,570
Trustees of Tufts College
3.10%, 08/15/51 (Call 02/15/51)	85	52,994
Series 2012, 5.02%, 04/15/2112(a)	190	152,519
University of Chicago (The)
3.00%, 10/01/52 (Call 04/01/52)	105	69,307
4.00%, 10/01/53 (Call 04/01/53)	350	275,006
Series 20B, 2.76%, 04/01/45 (Call 10/01/44)	185	132,405
Series C, 2.55%, 04/01/50 (Call 10/01/49)(a)	160	102,014
University of Miami, 4.06%, 04/01/52(a)	195	148,301
University of Notre Dame du Lac
Series 2015, 3.44%, 02/15/45	299	225,143
Series 2017, 3.39%, 02/15/48 (Call 08/15/47)	263	190,988
University of Southern California
2.81%, 10/01/50 (Call 04/01/50)	295	183,780
3.03%, 10/01/39	565	430,220
5.25%, 10/01/2111(a)	220	193,503
Series 2017, 3.84%, 10/01/47 (Call 04/01/47)	300	233,515
Series 21A, 2.95%, 10/01/51 (Call 04/01/51)	210	132,459
Series A, 3.23%, 10/01/2120 (Call 04/01/2120)	70	37,412
Verisk Analytics Inc.
3.63%, 05/15/50 (Call 11/15/49)	219	143,823
5.50%, 06/15/45 (Call 12/15/44)(a)	188	165,525
Washington University (The), 3.52%, 04/15/54 (Call 10/15/53)(a)	460	330,456
Wesleyan University, 4.78%, 07/01/2116	156	117,443
William Marsh Rice University
3.57%, 05/15/45	68	53,390
3.77%, 05/15/55(a)	195	143,873
WK Kellogg Foundation Trust, 2.44%, 10/01/50 (Call 04/01/50)(b)	50	28,081

Security	Par (000)	Value

Commercial Services (continued)
Yale University, Series 2020, 2.40%, 04/15/50 (Call 10/15/49)	$423	$252,180

		23,661,133

Computers — 2.0%
Apple Inc.
2.38%, 02/08/41 (Call 08/08/40)	1,060	709,375
2.40%, 08/20/50 (Call 02/20/50)	685	406,564
2.55%, 08/20/60 (Call 02/20/60)	891	512,941
2.65%, 05/11/50 (Call 11/11/49)	1,550	969,956
2.65%, 02/08/51 (Call 08/08/50)	1,851	1,153,538
2.70%, 08/05/51 (Call 02/05/51)	1,145	719,485
2.80%, 02/08/61 (Call 08/08/60)	1,007	597,142
2.85%, 08/05/61 (Call 02/05/61)	830	497,285
2.95%, 09/11/49 (Call 03/11/49)	926	623,561
3.45%, 02/09/45(a)	1,154	873,706
3.75%, 09/12/47 (Call 03/12/47)	625	487,705
3.75%, 11/13/47 (Call 05/13/47)	732	575,500
3.85%, 05/04/43	1,744	1,419,380
3.85%, 08/04/46 (Call 02/04/46)	1,146	912,990
3.95%, 08/08/52 (Call 02/08/52)	805	639,009
4.10%, 08/08/62 (Call 02/08/62)	575	446,650
4.25%, 02/09/47 (Call 08/09/46)	570	489,884
4.38%, 05/13/45	1,232	1,074,421
4.45%, 05/06/44	627	561,038
4.50%, 02/23/36 (Call 08/23/35)	453	433,270
4.65%, 02/23/46 (Call 08/23/45)(a)	2,238	2,021,682
Dell Inc.
5.40%, 09/10/40	270	221,873
6.50%, 04/15/38	290	270,579
Dell International LLC/EMC Corp.
3.38%, 12/15/41 (Call 06/15/41)(a)(b)	580	359,959
3.45%, 12/15/51 (Call 06/15/51)(a)(b)	810	458,330
8.10%, 07/15/36 (Call 01/15/36)(a)	402	425,862
8.35%, 07/15/46 (Call 01/15/46)	419	444,802
Hewlett Packard Enterprise Co.
6.20%, 10/15/35 (Call 04/15/35)(a)	339	330,734
6.35%, 10/15/45 (Call 04/15/45)	880	795,833
HP Inc.
5.50%, 01/15/33 (Call 10/15/32)	210	186,718
6.00%, 09/15/41(a)	967	856,868
International Business Machines Corp.
2.85%, 05/15/40 (Call 11/15/39)	370	249,868
2.95%, 05/15/50 (Call 11/15/49)	480	289,440
3.43%, 02/09/52 (Call 08/09/51)	445	290,021
4.00%, 06/20/42	759	586,371
4.15%, 05/15/39	1,157	941,865
4.25%, 05/15/49	1,623	1,259,800
4.70%, 02/19/46	452	372,473
4.90%, 07/27/52 (Call 01/27/52)(a)	125	105,297
5.60%, 11/30/39(a)	540	511,892
5.88%, 11/29/32(a)	386	394,283
7.13%, 12/01/96(a)	137	153,946
Kyndryl Holdings Inc., 4.10%, 10/15/41 (Call 04/15/41)	357	195,616

		25,827,512

Cosmetics & Personal Care — 0.3%
Colgate-Palmolive Co.
3.70%, 08/01/47 (Call 02/01/47)(a)	170	133,587
4.00%, 08/15/45	405	336,548

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
Estee Lauder Companies Inc. (The)
3.13%, 12/01/49 (Call 06/01/49)(a)	$183	$124,195
3.70%, 08/15/42	231	175,718
4.15%, 03/15/47 (Call 09/15/46)	267	216,202
4.38%, 06/15/45 (Call 12/15/44)(a)	240	198,501
6.00%, 05/15/37	305	314,920
GSK Consumer Healthcare Capital U.S. LLC, 4.00%, 03/24/52	600	430,182
Procter & Gamble Co. (The)
3.50%, 10/25/47	110	84,704
3.55%, 03/25/40	391	317,079
3.60%, 03/25/50	296	231,618
5.50%, 02/01/34	195	197,748
5.55%, 03/05/37	525	545,048
Unilever Capital Corp.
5.90%, 11/15/32(a)	451	471,282
Series 30Y, 2.63%, 08/12/51 (Call 02/12/51)(a)	322	194,011

		3,971,343

Distribution & Wholesale — 0.1%
WW Grainger Inc.
3.75%, 05/15/46 (Call 11/15/45)	345	260,202
4.20%, 05/15/47 (Call 11/15/46)	255	204,124
4.60%, 06/15/45 (Call 12/15/44)	441	381,475

		845,801

Diversified Financial Services — 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.40%, 10/29/33 (Call 07/29/33)	842	608,669
3.85%, 10/29/41 (Call 04/29/41)(a)	882	586,227
American Express Co., 4.05%, 12/03/42	398	305,478
Ares Finance Co. IV LLC, 3.65%, 02/01/52 (Call 08/01/51)(b)	275	157,555
Blackstone Holdings Finance Co. LLC
2.80%, 09/30/50 (Call 03/30/50)(b)	293	164,143
2.85%, 08/05/51 (Call 02/05/51)(b)	230	128,904
3.20%, 01/30/52 (Call 07/30/51)(a)(b)	465	281,879
3.50%, 09/10/49 (Call 03/10/49)(b)	215	142,441
4.00%, 10/02/47 (Call 04/02/47)(b)	165	118,639
4.45%, 07/15/45(a)(b)	200	155,664
5.00%, 06/15/44(b)	341	287,867
6.25%, 08/15/42(b)	240	232,232
Blue Owl Finance LLC, 4.13%, 10/07/51 (Call 04/07/51)(b)	240	133,828
Brookfield Finance Inc.
3.50%, 03/30/51 (Call 09/30/50)	382	227,662
3.63%, 02/15/52 (Call 08/15/51)	250	152,302
4.70%, 09/20/47 (Call 03/20/47)	544	404,801
Brookfield Finance LLC, 3.45%, 04/15/50 (Call 10/15/49)	356	211,200
CI Financial Corp., 4.10%, 06/15/51 (Call 12/15/50)(a)	563	316,540
CME Group Inc.
4.15%, 06/15/48 (Call 12/15/47)(a)	466	380,031
5.30%, 09/15/43 (Call 03/15/43)	449	427,276
FMR LLC
5.15%, 02/01/43(b)	250	211,182
6.45%, 11/15/39(b)	250	248,885
6.50%, 12/14/40(b)	327	324,591
Franklin Resources Inc., 2.95%, 08/12/51 (Call 02/12/51)	235	137,421
Invesco Finance PLC, 5.38%, 11/30/43	271	236,879
Jefferies Financial Group Inc., 6.63%, 10/23/43 (Call 07/23/43)	188	167,602

Security	Par (000)	Value

Diversified Financial Services (continued)
Jefferies Group LLC
6.25%, 01/15/36(a)	$360	$328,782
6.50%, 01/20/43	179	164,135
KKR Group Finance Co. II LLC, 5.50%, 02/01/43 (Call 08/01/42)(a)(b)	326	288,865
Legg Mason Inc., 5.63%, 01/15/44	305	275,975
LSEGA Financing PLC, 3.20%, 04/06/41 (Call 10/06/40)(b)	481	331,509
Mastercard Inc.
2.95%, 03/15/51 (Call 09/15/50)(a)	366	241,358
3.65%, 06/01/49 (Call 12/01/48)	548	415,013
3.80%, 11/21/46 (Call 05/21/46)	405	316,544
3.85%, 03/26/50 (Call 09/26/49)	814	638,606
3.95%, 02/26/48 (Call 08/26/47)	262	210,050
Nasdaq Inc.
2.50%, 12/21/40 (Call 06/21/40)	448	270,479
3.25%, 04/28/50 (Call 10/28/49)	338	215,539
3.95%, 03/07/52 (Call 09/07/51)	215	155,970
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 4.88%, 04/15/45 (Call 10/15/44)(b)	205	160,413
Pine Street Trust II, 5.57%, 02/15/49 (Call 08/15/48)(b)	336	285,162
Raymond James Financial Inc.
3.75%, 04/01/51 (Call 10/01/50)(a)	424	288,180
4.95%, 07/15/46(a)	521	441,106
Visa Inc.
2.00%, 08/15/50 (Call 02/15/50)	1,108	615,013
2.70%, 04/15/40 (Call 10/15/39)(a)	551	391,035
3.65%, 09/15/47 (Call 03/15/47)	504	383,449
4.15%, 12/14/35 (Call 06/14/35)	732	659,360
4.30%, 12/14/45 (Call 06/14/45)	2,060	1,755,518
Western Union Co. (The)
6.20%, 11/17/36(a)	382	358,348
6.20%, 06/21/40	185	160,657

		16,100,964

Electric — 12.0%
Abu Dhabi National Energy Co. PJSC
3.40%, 04/29/51 (Call 10/29/50)(b)	377	278,038
4.00%, 10/03/49(b)	243	195,615
6.50%, 10/27/36(a)(b)	560	599,200
AEP Texas Inc.
3.45%, 05/15/51 (Call 11/15/50)	331	214,506
3.80%, 10/01/47 (Call 04/01/47)	183	125,381
5.25%, 05/15/52 (Call 11/15/51)	390	339,993
Series E, 6.65%, 02/15/33	159	157,548
Series G, 4.15%, 05/01/49 (Call 11/01/48)	184	132,544
Series H, 3.45%, 01/15/50 (Call 07/15/49)	220	144,493
AEP Transmission Co. LLC
3.15%, 09/15/49 (Call 03/15/49)	295	187,420
3.75%, 12/01/47 (Call 06/01/47)	240	172,439
3.80%, 06/15/49 (Call 12/15/48)	157	113,087
4.00%, 12/01/46 (Call 06/01/46)	85	62,999
4.25%, 09/15/48 (Call 03/15/48)	194	150,063
4.50%, 06/15/52 (Call 12/01/51)	325	262,878
Series M, 3.65%, 04/01/50 (Call 10/01/49)	307	215,558
Series N, 2.75%, 08/15/51 (Call 02/15/51)	252	147,819
Alabama Power Co.
3.00%, 03/15/52 (Call 09/15/51)	250	157,418
3.13%, 07/15/51 (Call 01/15/51)	285	183,384
3.45%, 10/01/49 (Call 04/01/49)	287	194,050
3.75%, 03/01/45 (Call 09/01/44)	435	316,104
3.85%, 12/01/42	195	146,518

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.10%, 01/15/42(a)	$90	$68,104
4.15%, 08/15/44 (Call 02/15/44)	267	208,000
4.30%, 01/02/46 (Call 07/02/45)	255	201,536
5.50%, 03/15/41(a)	223	204,001
5.70%, 02/15/33(a)	75	73,823
6.00%, 03/01/39	232	229,914
6.13%, 05/15/38	120	119,918
Series 11-C, 5.20%, 06/01/41	220	193,063
Series A, 4.30%, 07/15/48 (Call 01/15/48)	267	209,453
Series B, 3.70%, 12/01/47 (Call 06/01/47)	365	261,258
Alfa Desarrollo SpA, 4.55%, 09/27/51 (Call 03/27/51)(b)	593	379,288
Ameren Illinois Co.
2.90%, 06/15/51 (Call 12/15/50)	262	159,444
3.25%, 03/15/50 (Call 09/15/49)	162	106,560
3.70%, 12/01/47 (Call 06/01/47)	347	252,332
4.15%, 03/15/46 (Call 09/15/45)	320	251,133
4.30%, 07/01/44 (Call 01/01/44)	205	160,162
4.50%, 03/15/49 (Call 09/15/48)	335	276,232
4.80%, 12/15/43 (Call 06/15/43)	195	162,378
American Electric Power Co. Inc., 3.25%, 03/01/50 (Call 09/01/49)	232	144,203
American Transmission Systems Inc., 5.00%, 09/01/44 (Call 03/01/44)(b)	151	127,625
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)	151	116,468
4.45%, 06/01/45 (Call 12/01/44)	126	97,270
7.00%, 04/01/38	295	311,430
Series L, 5.80%, 10/01/35	195	186,484
Series P, 6.70%, 08/15/37	170	168,979
Series Y, 4.50%, 03/01/49 (Call 09/01/48)	236	182,718
Series Z, 3.70%, 05/01/50 (Call 11/01/49)	295	200,224
Arizona Public Service Co.
2.65%, 09/15/50 (Call 03/15/50)	210	114,283
3.35%, 05/15/50 (Call 11/15/49)	248	153,790
3.50%, 12/01/49 (Call 06/01/49)	112	71,969
3.75%, 05/15/46 (Call 11/15/45)	251	171,799
4.20%, 08/15/48 (Call 02/15/48)	233	170,749
4.25%, 03/01/49 (Call 09/01/48)(a)	191	138,361
4.35%, 11/15/45 (Call 05/15/45)	32	23,715
4.50%, 04/01/42 (Call 10/01/41)	451	351,264
4.70%, 01/15/44 (Call 07/15/43)	185	144,636
5.05%, 09/01/41 (Call 03/01/41)	255	211,433
5.50%, 09/01/35(a)	195	167,823
Avista Corp.
4.00%, 04/01/52 (Call 10/01/51)	210	155,004
4.35%, 06/01/48 (Call 12/01/47)	91	71,574
Baltimore Gas & Electric Co.
2.90%, 06/15/50 (Call 12/15/49)(a)	288	177,397
3.20%, 09/15/49 (Call 03/15/49)	247	162,523
3.50%, 08/15/46 (Call 02/15/46)	265	185,705
3.75%, 08/15/47 (Call 02/15/47)	220	160,387
4.25%, 09/15/48 (Call 03/15/48)	205	161,810
4.55%, 06/01/52 (Call 12/01/51)(a)	315	257,819
6.35%, 10/01/36	125	128,031
Basin Electric Power Cooperative, 4.75%, 04/26/47 (Call 10/26/46)(b)	144	103,316
Berkshire Hathaway Energy Co.
2.85%, 05/15/51 (Call 11/15/50)	631	378,202
3.80%, 07/15/48 (Call 01/15/48)	437	314,192
4.25%, 10/15/50 (Call 04/15/50)	468	361,430

Security	Par (000)	Value

Electric (continued)
4.45%, 01/15/49 (Call 07/15/48)	$613	$492,268
4.50%, 02/01/45 (Call 08/01/44)	433	350,636
4.60%, 05/01/53 (Call 11/01/52)(b)	315	259,704
5.15%, 11/15/43 (Call 05/15/43)	228	201,639
5.95%, 05/15/37	370	366,083
6.13%, 04/01/36	947	959,958
Black Hills Corp.
3.88%, 10/15/49 (Call 04/15/49)	164	110,827
4.20%, 09/15/46 (Call 03/15/46)	170	120,927
4.35%, 05/01/33 (Call 02/01/33)	196	167,713
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(b)	191	151,271
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	260	193,416
3.60%, 03/01/52 (Call 09/01/51)	130	92,468
3.95%, 03/01/48 (Call 09/01/47)	245	187,414
4.50%, 04/01/44 (Call 10/01/43)	367	308,919
Series AC, 4.25%, 02/01/49 (Call 08/01/48)(a)	450	359,831
Series AD, 2.90%, 07/01/50 (Call 01/01/50)	270	169,688
Series AF, 3.35%, 04/01/51 (Call 10/01/50)(a)	215	146,951
Series AJ, 4.85%, 10/01/52 (Call 04/01/52)	180	158,462
Series K2, 6.95%, 03/15/33	165	180,037
CenterPoint Energy Inc., 3.70%, 09/01/49 (Call 03/01/49)(a)	237	161,880
CEZ AS, 5.63%, 04/03/42(a)(b)	223	197,917
Cleco Corporate Holdings LLC, 4.97%, 05/01/46 (Call 11/01/45)	210	171,484
Cleco Power LLC
6.00%, 12/01/40	183	168,759
6.50%, 12/01/35	260	262,349
Cleveland Electric Illuminating Co. (The), 5.95%, 12/15/36(a)	137	133,164
CMS Energy Corp.
4.70%, 03/31/43 (Call 09/30/42)	185	146,463
4.88%, 03/01/44 (Call 09/01/43)	166	137,772
Cometa Energia SA de CV, 6.38%, 04/24/35 (Call 01/24/35)(a)(b)	262	226,839
Comision Federal de Electricidad
3.88%, 07/26/33 (Call 04/26/33)(b)	289	205,913
4.68%, 02/09/51 (Call 08/09/50)(b)	362	220,703
5.75%, 02/14/42(b)	261	200,425
6.13%, 06/16/45(b)	430	325,546
6.26%, 02/15/52 (Call 08/15/51)(b)	305	225,527
Commonwealth Edison Co.
3.00%, 03/01/50 (Call 09/01/49)	298	189,425
3.65%, 06/15/46 (Call 12/15/45)	445	319,474
3.70%, 03/01/45 (Call 09/01/44)	193	140,780
3.80%, 10/01/42 (Call 04/01/42)(a)	285	217,069
4.00%, 03/01/48 (Call 09/01/47)	291	223,473
4.00%, 03/01/49 (Call 09/01/48)	233	174,827
4.35%, 11/15/45 (Call 05/15/45)	263	210,199
4.60%, 08/15/43 (Call 02/15/43)(a)	190	159,997
4.70%, 01/15/44 (Call 07/15/43)	215	183,381
6.45%, 01/15/38	199	206,884
Series 123, 3.75%, 08/15/47 (Call 02/15/47)	432	315,675
Series 127, 3.20%, 11/15/49 (Call 05/15/49)	200	132,460
Series 130, 3.13%, 03/15/51 (Call 09/15/50)	344	222,056
Series 131, 2.75%, 09/01/51 (Call 03/01/51)	315	188,552
Series 133, 3.85%, 03/15/52 (Call 09/15/51)	295	219,409
Connecticut Light & Power Co. (The)
4.00%, 04/01/48 (Call 10/01/47)	187	144,757
4.30%, 04/15/44 (Call 10/15/43)	234	188,745

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
6.35%, 06/01/36	$200	$202,960
Series A, 4.15%, 06/01/45 (Call 12/01/44)	200	158,857
Consolidated Edison Co. of New York Inc.
3.20%, 12/01/51 (Call 06/01/51)	195	123,963
3.60%, 06/15/61 (Call 12/15/60)(a)	485	320,378
3.70%, 11/15/59 (Call 05/15/59)	448	297,309
3.85%, 06/15/46 (Call 12/15/45)	177	128,753
3.95%, 03/01/43 (Call 09/01/42)	320	240,806
4.45%, 03/15/44 (Call 09/15/43)	235	188,771
4.50%, 12/01/45 (Call 06/01/45)	303	242,723
4.50%, 05/15/58 (Call 11/15/57)	586	443,205
4.63%, 12/01/54 (Call 06/01/54)(a)	344	271,382
5.70%, 06/15/40	355	332,257
Series 05-A, 5.30%, 03/01/35	210	195,915
Series 06-A, 5.85%, 03/15/36	292	283,683
Series 06-B, 6.20%, 06/15/36	160	161,417
Series 06-E, 5.70%, 12/01/36(a)	255	240,606
Series 07-A, 6.30%, 08/15/37	435	442,207
Series 08-B, 6.75%, 04/01/38	315	326,668
Series 09-C, 5.50%, 12/01/39	310	283,742
Series 12-A, 4.20%, 03/15/42	275	214,652
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	196	142,345
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)(a)	661	486,452
Series A, 4.13%, 05/15/49 (Call 11/15/48)	383	286,214
Series C, 3.00%, 12/01/60 (Call 06/01/60)	315	178,957
Series C, 4.00%, 11/15/57 (Call 05/15/57)	224	158,411
Series C, 4.30%, 12/01/56 (Call 06/01/56)	271	198,774
Series E, 4.65%, 12/01/48 (Call 06/01/48)	304	247,806
Consorcio Transmantaro SA, 5.20%, 04/11/38 (Call 01/11/38)(b)	520	447,200
Constellation Energy Generation LLC
5.60%, 06/15/42 (Call 12/15/41)	178	156,577
6.25%, 10/01/39(a)	678	651,013
Consumers Energy Co.
2.50%, 05/01/60 (Call 11/01/59)	208	108,948
2.65%, 08/15/52 (Call 02/15/52)	190	112,000
3.10%, 08/15/50 (Call 02/15/50)	451	293,349
3.25%, 08/15/46 (Call 02/15/46)	265	181,053
3.50%, 08/01/51 (Call 02/01/51)	336	234,029
3.75%, 02/15/50 (Call 08/15/49)	173	127,387
3.95%, 05/15/43 (Call 11/15/42)	340	264,309
3.95%, 07/15/47 (Call 01/15/47)	215	165,118
4.05%, 05/15/48 (Call 11/15/47)	345	267,952
4.20%, 09/01/52 (Call 03/01/52)	225	179,581
4.35%, 04/15/49 (Call 10/15/48)	275	223,233
4.35%, 08/31/64 (Call 02/28/64)	159	116,920
Dayton Power & Light Co. (The), 3.95%, 06/15/49 (Call 12/15/48)	171	127,791
Delmarva Power & Light Co.
4.00%, 06/01/42 (Call 12/01/41)	200	149,359
4.15%, 05/15/45 (Call 11/15/44)	310	236,171
Dominion Energy Inc.
4.70%, 12/01/44 (Call 06/01/44)	267	216,952
4.85%, 08/15/52 (Call 02/15/52)	405	332,387
7.00%, 06/15/38	274	281,665
Series A, 4.60%, 03/15/49 (Call 09/15/48)	155	124,984
Series B, 3.30%, 04/15/41 (Call 10/15/40)(a)	244	172,727
Series B, 5.95%, 06/15/35	334	323,743
Series C, 4.05%, 09/15/42 (Call 03/15/42)	210	156,817
Series C, 4.90%, 08/01/41 (Call 02/01/41)	284	239,711

Security	Par (000)	Value

Electric (continued)
Series E, 6.30%, 03/15/33	$226	$228,981
Series F, 5.25%, 08/01/33	390	365,151
Dominion Energy South Carolina Inc.
4.60%, 06/15/43 (Call 12/15/42)	258	214,923
5.10%, 06/01/65 (Call 12/01/64)(a)	156	133,726
5.30%, 05/15/33	260	252,897
5.45%, 02/01/41 (Call 08/01/40)	240	222,885
6.05%, 01/15/38	253	253,481
DTE Electric Co.
2.95%, 03/01/50 (Call 09/01/49)	50	31,855
3.70%, 03/15/45 (Call 09/15/44)	101	74,774
3.70%, 06/01/46 (Call 12/01/45)	175	128,113
3.75%, 08/15/47 (Call 02/15/47)	195	143,871
3.95%, 06/15/42 (Call 12/15/41)	173	129,758
3.95%, 03/01/49 (Call 09/01/48)(a)	503	386,174
4.30%, 07/01/44 (Call 01/01/44)	246	198,927
5.70%, 10/01/37	193	186,405
Series A, 4.00%, 04/01/43 (Call 10/01/42)	246	191,374
Series A, 4.05%, 05/15/48 (Call 11/15/47)	240	187,213
Series A, 6.63%, 06/01/36(a)	210	221,813
Series B, 3.25%, 04/01/51 (Call 10/01/50)	417	279,784
Series B, 3.65%, 03/01/52 (Call 09/01/51)	325	233,347
Duke Energy Carolinas LLC
3.20%, 08/15/49 (Call 02/15/49)	376	247,862
3.45%, 04/15/51 (Call 10/15/50)	184	124,905
3.55%, 03/15/52 (Call 09/15/51)	260	181,176
3.70%, 12/01/47 (Call 06/01/47)	372	266,628
3.75%, 06/01/45 (Call 12/01/44)	317	230,344
3.88%, 03/15/46 (Call 09/15/45)	353	264,205
3.95%, 03/15/48 (Call 09/15/47)	223	167,760
4.00%, 09/30/42 (Call 03/30/42)	413	320,332
4.25%, 12/15/41 (Call 06/15/41)	414	332,388
5.30%, 02/15/40	347	323,500
6.00%, 01/15/38	424	423,481
6.05%, 04/15/38	349	348,437
6.10%, 06/01/37	333	323,758
Duke Energy Corp.
3.30%, 06/15/41 (Call 12/15/40)	432	292,480
3.50%, 06/15/51 (Call 12/15/50)	417	270,424
3.75%, 09/01/46 (Call 03/01/46)	798	548,383
3.95%, 08/15/47 (Call 02/15/47)	311	219,844
4.20%, 06/15/49 (Call 12/15/48)	358	260,683
4.80%, 12/15/45 (Call 06/15/45)	312	252,076
5.00%, 08/15/52 (Call 02/15/52)	550	454,839
Duke Energy Florida LLC
3.00%, 12/15/51 (Call 06/15/51)	280	175,918
3.40%, 10/01/46 (Call 04/01/46)	318	213,942
3.85%, 11/15/42 (Call 05/15/42)	205	154,454
4.20%, 07/15/48 (Call 01/15/48)	267	208,287
5.65%, 04/01/40	226	214,408
6.35%, 09/15/37(a)	321	327,063
6.40%, 06/15/38	440	456,090
Duke Energy Indiana LLC
2.75%, 04/01/50 (Call 10/01/49)	325	191,275
3.75%, 05/15/46 (Call 11/15/45)	246	175,760
6.12%, 10/15/35	300	296,694
6.35%, 08/15/38	320	322,707
6.45%, 04/01/39	285	289,035
Series UUU, 4.20%, 03/15/42 (Call 09/15/41)	199	149,452
Series WWW, 4.90%, 07/15/43 (Call 01/15/43)	226	190,195

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series YYY, 3.25%, 10/01/49 (Call 04/01/49)	$246	$157,353
Duke Energy Ohio Inc.
3.70%, 06/15/46 (Call 12/15/45)	215	150,042
4.30%, 02/01/49 (Call 08/01/48)	257	196,477
Duke Energy Progress LLC
2.50%, 08/15/50 (Call 02/15/50)	300	167,624
2.90%, 08/15/51 (Call 02/15/51)	242	147,844
3.60%, 09/15/47 (Call 03/15/47)	325	229,446
3.70%, 10/15/46 (Call 04/15/46)	296	214,869
4.00%, 04/01/52 (Call 10/01/51)	255	192,669
4.10%, 05/15/42 (Call 11/15/41)	312	244,886
4.10%, 03/15/43 (Call 09/15/42)	301	234,616
4.15%, 12/01/44 (Call 06/01/44)	309	240,492
4.20%, 08/15/45 (Call 02/15/45)	427	334,742
4.38%, 03/30/44 (Call 09/30/43)	205	165,555
6.30%, 04/01/38	265	271,215
E.ON International Finance BV, 6.65%, 04/30/38(b)	654	613,310
El Paso Electric Co.
5.00%, 12/01/44 (Call 06/01/44)	130	108,930
6.00%, 05/15/35	401	376,929
Electricite de France SA
4.75%, 10/13/35 (Call 04/13/35)(a)(b)	238	194,858
4.88%, 09/21/38 (Call 03/21/38)(b)	341	260,461
4.88%, 01/22/44(a)(b)	588	425,707
4.95%, 10/13/45 (Call 04/13/45)(b)	638	457,749
5.00%, 09/21/48 (Call 03/21/48)(b)	744	535,919
5.25%, 10/13/55 (Call 04/13/55)(b)	201	146,407
5.60%, 01/27/40(b)	520	431,181
6.00%, 01/22/2114(b)	414	330,696
6.95%, 01/26/39(b)	975	920,666
Elm Road Generating Station Supercritical LLC, 6.09%, 02/11/40(b)	50	48,967
Emera U.S. Finance LP, 4.75%, 06/15/46 (Call 12/15/45)	541	401,117
Emirates Semb Corp. Water & Power Co. PJSC, 4.45%, 08/01/35(a)(b)	215	195,353
Empresa de Transmision Electrica SA, 5.13%, 05/02/49(a)(b)	325	237,912
Enel Finance International NV
2.88%, 07/12/41 (Call 01/12/41)(b)	225	124,144
4.75%, 05/25/47(a)(b)	557	372,446
5.50%, 06/15/52 (Call 12/15/51)(b)	620	449,213
6.00%, 10/07/39(b)	1,022	832,617
6.80%, 09/15/37(b)	660	606,249
7.75%, 10/14/52(a)	200	191,677
Entergy Arkansas LLC
2.65%, 06/15/51 (Call 12/15/50)	367	207,984
3.35%, 06/15/52 (Call 12/15/51)	320	207,719
4.20%, 04/01/49 (Call 10/01/48)	218	168,567
4.95%, 12/15/44 (Call 12/15/24)	375	321,216
Entergy Corp., 3.75%, 06/15/50 (Call 12/15/49)(a)	305	205,990
Entergy Louisiana LLC
2.90%, 03/15/51 (Call 09/15/50)	406	242,554
3.10%, 06/15/41 (Call 12/15/40)	344	235,942
4.00%, 03/15/33 (Call 12/15/32)	1	872
4.20%, 09/01/48 (Call 03/01/48)	609	470,510
4.20%, 04/01/50 (Call 10/01/49)	291	221,177
4.75%, 09/15/52 (Call 03/15/52)	325	270,497
4.95%, 01/15/45 (Call 01/15/25)	315	269,782

Security	Par (000)	Value

Electric (continued)
Entergy Mississippi LLC
3.50%, 06/01/51 (Call 03/01/51)	$175	$117,330
3.85%, 06/01/49 (Call 12/01/48)	341	244,148
Entergy Texas Inc.
3.55%, 09/30/49 (Call 03/30/49)	270	180,608
4.50%, 03/30/39 (Call 09/30/38)	328	269,611
5.00%, 09/15/52 (Call 03/15/52)	100	84,685
5.15%, 06/01/45 (Call 06/01/25)(a)	80	70,650
Evergy Kansas Central Inc.
3.25%, 09/01/49 (Call 03/01/49)	271	176,777
3.45%, 04/15/50 (Call 10/15/49)	190	128,246
4.10%, 04/01/43 (Call 10/01/42)	157	120,615
4.13%, 03/01/42 (Call 09/01/41)	491	381,387
4.25%, 12/01/45 (Call 06/01/45)	202	155,110
4.63%, 09/01/43 (Call 03/01/43)	199	156,383
Evergy Kansas South Inc., 4.30%, 07/15/44 (Call 01/15/44)(b)	70	52,617
Evergy Metro Inc.
4.20%, 06/15/47 (Call 12/15/46)	175	134,555
4.20%, 03/15/48 (Call 09/15/47)	155	119,007
5.30%, 10/01/41 (Call 04/01/41)	389	350,019
Series 2019, 4.13%, 04/01/49 (Call 10/01/48)	145	109,221
Series B, 6.05%, 11/15/35	165	164,080
Eversource Energy, 3.45%, 01/15/50 (Call 07/15/49)(a)	295	196,482
Exelon Corp.
4.10%, 03/15/52 (Call 09/15/51)(b)	230	169,199
4.45%, 04/15/46 (Call 10/15/45)	458	359,033
4.70%, 04/15/50 (Call 10/15/49)	393	316,020
4.95%, 06/15/35 (Call 12/15/34)	115	103,549
5.10%, 06/15/45 (Call 12/15/44)(a)	401	345,802
5.63%, 06/15/35(a)	387	375,540
Exelon Generation Co. LLC, 5.75%, 10/01/41 (Call 04/01/41)	393	354,560
FEL Energy VI Sarl, 5.75%, 12/01/40 (Call 12/01/37)(b)	240	160,684
FirstEnergy Transmission LLC
4.55%, 04/01/49 (Call 10/01/48)(b)	333	251,670
5.45%, 07/15/44 (Call 01/15/44)(b)	180	155,820
Florida Power & Light Co.
2.88%, 12/04/51 (Call 06/04/51)	650	414,551
3.15%, 10/01/49 (Call 04/01/49)	325	218,137
3.70%, 12/01/47 (Call 06/01/47)	428	317,433
3.80%, 12/15/42 (Call 06/15/42)	217	167,378
3.95%, 03/01/48 (Call 09/01/47)	606	468,949
3.99%, 03/01/49 (Call 09/01/48)	365	283,706
4.05%, 06/01/42 (Call 12/01/41)	419	335,760
4.05%, 10/01/44 (Call 04/01/44)	319	251,877
4.13%, 02/01/42 (Call 08/01/41)	415	336,940
4.13%, 06/01/48 (Call 12/01/47)(a)	212	168,696
4.95%, 06/01/35	230	216,486
5.13%, 06/01/41 (Call 12/01/40)	185	165,050
5.25%, 02/01/41 (Call 08/01/40)	280	260,102
5.63%, 04/01/34	295	295,511
5.65%, 02/01/37	241	236,408
5.69%, 03/01/40	221	215,234
5.95%, 10/01/33	205	210,037
5.95%, 02/01/38	400	399,844
5.96%, 04/01/39	325	326,035
Georgia Power Co.
4.30%, 03/15/42	709	572,353
4.30%, 03/15/43	226	179,693

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
5.13%, 05/15/52 (Call 11/15/51)(a)	$500	$447,371
5.40%, 06/01/40(a)	100	88,855
Series 10-C, 4.75%, 09/01/40	470	403,335
Series A, 3.25%, 03/15/51 (Call 09/15/50)	445	288,179
Series B, 3.70%, 01/30/50 (Call 07/30/49)	239	169,849
Great River Energy, 6.25%, 07/01/38(b)	419	423,640
Iberdrola International BV, 6.75%, 07/15/36	410	405,803
Idaho Power Co.
3.65%, 03/01/45 (Call 09/01/44)	199	141,663
Series K, 4.20%, 03/01/48 (Call 09/01/47)	140	108,428
Indiana Michigan Power Co.
3.25%, 05/01/51 (Call 11/01/50)	235	151,547
4.25%, 08/15/48 (Call 02/15/48)	295	223,358
6.05%, 03/15/37	239	235,198
Series K, 4.55%, 03/15/46 (Call 09/15/45)	240	190,821
Series L, 3.75%, 07/01/47 (Call 01/01/47)	225	158,305
Indianapolis Power & Light Co.
4.05%, 05/01/46 (Call 11/01/45)(b)	123	95,190
4.70%, 09/01/45 (Call 03/01/45)(b)	192	157,973
Infraestructura Energetica Nova SAB de CV
4.75%, 01/15/51 (Call 07/15/50)(b)	375	251,655
4.88%, 01/14/48(b)	342	232,949
Interchile SA, 4.50%, 06/30/56 (Call 12/30/55)(b)	740	535,814
Interconexion Electrica SA ESP, 3.83%, 11/26/33 (Call 08/26/33)(a)(b)	186	141,708
International Transmission Co., 4.63%, 08/15/43 (Call 02/15/43)	190	148,346
Interstate Power & Light Co.
3.10%, 11/30/51 (Call 05/30/51)	215	132,911
3.50%, 09/30/49 (Call 03/30/49)	213	144,960
3.70%, 09/15/46 (Call 03/15/46)	180	124,766
4.70%, 10/15/43 (Call 04/15/43)	188	148,576
6.25%, 07/15/39	320	318,221
ITC Holdings Corp., 5.30%, 07/01/43 (Call 01/01/43)	167	142,137
Jersey Central Power & Light Co., 6.15%, 06/01/37	161	152,667
Kentucky Utilities Co.
3.30%, 06/01/50 (Call 12/01/49)	265	174,141
4.38%, 10/01/45 (Call 04/01/45)	200	159,642
5.13%, 11/01/40 (Call 05/01/40)	557	495,484
Series 1, 4.65%, 11/15/43 (Call 05/15/43)	195	160,872
LLPL Capital Pte Ltd., 6.88%, 02/04/39(b)	202	155,504
Louisville Gas & Electric Co.
4.25%, 04/01/49 (Call 10/01/48)	99	76,243
4.38%, 10/01/45 (Call 04/01/45)	80	62,511
4.65%, 11/15/43 (Call 05/15/43)	172	140,915
Louisville Gas and Electric Co., 5.13%, 11/15/40
(Call 05/15/40)	75	64,954
Massachusetts Electric Co.
4.00%, 08/15/46 (Call 02/15/46)(b)	285	199,629
5.90%, 11/15/39(b)	340	315,407
MidAmerican Energy Co.
2.70%, 08/01/52 (Call 02/01/52)	360	215,527
3.15%, 04/15/50 (Call 10/15/49)	450	293,836
3.65%, 08/01/48 (Call 02/01/48)	445	321,283
3.95%, 08/01/47 (Call 02/01/47)	450	342,378
4.25%, 05/01/46 (Call 11/01/45)	281	224,202
4.25%, 07/15/49 (Call 01/15/49)	589	470,811
4.40%, 10/15/44 (Call 04/15/44)	210	171,907
4.80%, 09/15/43 (Call 03/15/43)	166	143,003
5.75%, 11/01/35	286	281,994

Security	Par (000)	Value

Electric (continued)
5.80%, 10/15/36	$210	$207,942
Minejesa Capital BV, 5.63%, 08/10/37(b)	330	211,200
Mississippi Power Co.
Series 12-A, 4.25%, 03/15/42	450	347,551
Series B, 3.10%, 07/30/51 (Call 01/30/51)	125	75,488
Monongahela Power Co., 5.40%, 12/15/43 (Call 06/15/43)(b)	217	193,473
Narragansett Electric Co. (The)
4.17%, 12/10/42(b)	192	144,412
5.64%, 03/15/40(b)	135	127,899
National Grid USA, 5.80%, 04/01/35	210	191,576
National Rural Utilities Cooperative Finance Corp.
4.02%, 11/01/32 (Call 05/01/32)	95	84,164
4.30%, 03/15/49 (Call 09/15/48)	221	173,573
4.40%, 11/01/48 (Call 05/01/48)	159	126,824
Nevada Power Co.
5.38%, 09/15/40 (Call 03/15/40)	255	228,503
5.45%, 05/15/41 (Call 11/15/40)	130	116,235
5.90%, 05/01/53	100	98,717
Series EE, 3.13%, 08/01/50 (Call 02/01/50)	171	105,946
Series N, 6.65%, 04/01/36	260	270,577
Series R, 6.75%, 07/01/37	255	266,921
New England Power Co.
2.81%, 10/06/50 (Call 04/06/50)(b)	284	157,353
3.80%, 12/05/47 (Call 06/05/47)(b)	140	95,675
New York State Electric & Gas Corp., 3.30%, 09/15/49 (Call 03/15/49)(b)	160	103,403
NextEra Energy Capital Holdings Inc., 3.00%, 01/15/52 (Call 07/15/51)	220	134,950
Niagara Mohawk Power Corp.
3.03%, 06/27/50 (Call 12/27/49)(a)(b)	462	264,404
4.12%, 11/28/42(b)	55	40,508
4.28%, 10/01/34 (Call 04/01/34)(b)	192	162,489
5.78%, 09/16/52 (Call 03/16/52)(b)	300	271,290
Northern States Power Co./MN
2.60%, 06/01/51 (Call 12/01/50)	334	198,848
2.90%, 03/01/50 (Call 09/01/49)	280	177,864
3.20%, 04/01/52 (Call 10/01/51)	211	140,051
3.40%, 08/15/42 (Call 02/15/42)	183	134,152
3.60%, 05/15/46 (Call 11/15/45)	227	166,482
3.60%, 09/15/47 (Call 03/15/47)	293	211,204
4.00%, 08/15/45 (Call 02/15/45)	170	132,373
4.13%, 05/15/44 (Call 11/15/43)	188	150,787
4.50%, 06/01/52 (Call 12/01/51)	225	189,535
4.85%, 08/15/40 (Call 02/15/40)(a)	205	172,999
5.25%, 07/15/35	247	232,512
5.35%, 11/01/39	285	274,239
6.20%, 07/01/37	285	296,114
6.25%, 06/01/36	311	324,409
NorthWestern Corp., 4.18%, 11/15/44 (Call 05/15/44)	78	59,152
NSTAR Electric Co.
3.10%, 06/01/51 (Call 12/01/50)	360	229,723
4.40%, 03/01/44 (Call 09/01/43)	161	131,993
4.55%, 06/01/52 (Call 12/01/51)	190	159,761
4.95%, 09/15/52 (Call 03/15/52)(a)	125	111,844
5.50%, 03/15/40	412	391,066
Oglethorpe Power Corp.
3.75%, 08/01/50 (Call 02/01/50)	199	133,118
4.20%, 12/01/42(a)	145	101,429
4.25%, 04/01/46 (Call 10/01/45)	220	156,766

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.55%, 06/01/44	$80	$57,856
5.05%, 10/01/48 (Call 04/01/48)	275	220,650
5.25%, 09/01/50	205	165,551
5.38%, 11/01/40	325	276,865
5.95%, 11/01/39	208	193,029
Ohio Edison Co.
6.88%, 07/15/36	315	328,142
8.25%, 10/15/38	230	269,234
Ohio Power Co.
4.00%, 06/01/49 (Call 12/01/48)	230	166,483
4.15%, 04/01/48 (Call 10/01/47)	235	175,342
Series D, 6.60%, 03/01/33(a)	260	271,095
Series F, 5.85%, 10/01/35	280	268,053
Series G, 6.60%, 02/15/33	135	139,728
Series R, 2.90%, 10/01/51 (Call 04/01/51)	330	197,026
Oklahoma Gas & Electric Co.
3.85%, 08/15/47 (Call 02/15/47)	210	152,583
3.90%, 05/01/43 (Call 11/01/42)	155	111,116
4.00%, 12/15/44 (Call 06/15/44)	70	49,785
4.15%, 04/01/47 (Call 10/01/46)	301	229,852
4.55%, 03/15/44 (Call 09/15/43)	166	132,427
5.25%, 05/15/41 (Call 11/15/40)	135	116,638
5.85%, 06/01/40	205	191,633
Oncor Electric Delivery Co. LLC
2.70%, 11/15/51 (Call 05/15/51)	110	66,100
3.10%, 09/15/49 (Call 03/15/49)	245	159,347
3.70%, 05/15/50 (Call 11/15/49)	225	162,728
3.75%, 04/01/45 (Call 10/01/44)	247	183,990
3.80%, 09/30/47 (Call 03/30/47)	326	247,851
3.80%, 06/01/49 (Call 12/01/48)	310	230,559
4.10%, 11/15/48 (Call 05/15/48)	347	271,931
4.55%, 12/01/41 (Call 06/01/41)	215	183,880
4.60%, 06/01/52 (Call 12/01/51)(a)(b)	250	212,031
4.95%, 09/15/52 (Call 03/15/52)(b)	300	268,900
5.25%, 09/30/40	385	359,583
5.30%, 06/01/42 (Call 12/01/41)(a)	160	149,893
5.35%, 10/01/52 (Call 04/01/52)(a)	120	111,111
7.25%, 01/15/33	66	73,996
7.50%, 09/01/38	390	452,110
Pacific Gas & Electric Co., 4.50%, 12/15/41 (Call 06/15/41)(a)	210	142,736
Pacific Gas and Electric Co.
3.30%, 08/01/40 (Call 02/01/40)(a)	455	295,467
3.50%, 08/01/50 (Call 02/01/50)	1,027	626,456
3.75%, 08/15/42 (Call 02/15/42)	264	167,202
3.95%, 12/01/47 (Call 06/01/47)	494	318,552
4.00%, 12/01/46 (Call 06/01/46)	320	203,468
4.20%, 06/01/41 (Call 12/01/40)	267	187,823
4.25%, 03/15/46 (Call 09/15/45)	270	179,684
4.30%, 03/15/45 (Call 09/15/44)	355	239,133
4.45%, 04/15/42 (Call 10/15/41)	280	197,341
4.50%, 07/01/40 (Call 01/01/40)	1,131	843,377
4.60%, 06/15/43 (Call 12/15/42)	221	158,406
4.75%, 02/15/44 (Call 08/15/43)	361	260,401
4.95%, 07/01/50 (Call 01/01/50)	1,697	1,265,024
5.25%, 03/01/52 (Call 09/01/51)	340	261,542
PacifiCorp
2.90%, 06/15/52 (Call 12/15/51)	594	362,569
3.30%, 03/15/51 (Call 09/15/50)	320	210,682
4.10%, 02/01/42 (Call 08/01/41)	107	82,585

Security	Par (000)	Value

Electric (continued)
4.13%, 01/15/49 (Call 07/15/48)(a)	$295	$225,076
4.15%, 02/15/50 (Call 08/15/49)	382	291,358
5.25%, 06/15/35	255	239,404
5.75%, 04/01/37	380	360,662
6.00%, 01/15/39	369	360,932
6.10%, 08/01/36	255	248,077
6.25%, 10/15/37	355	352,904
6.35%, 07/15/38	235	240,052
PECO Energy Co.
2.80%, 06/15/50 (Call 12/15/49)	252	153,467
2.85%, 09/15/51 (Call 03/15/51)	250	153,417
3.00%, 09/15/49 (Call 03/15/49)	316	201,275
3.05%, 03/15/51 (Call 09/15/50)	210	134,282
3.70%, 09/15/47 (Call 03/15/47)	219	161,138
3.90%, 03/01/48 (Call 09/01/47)	304	229,979
4.15%, 10/01/44 (Call 04/01/44)	119	94,431
4.38%, 08/15/52 (Call 02/15/52)	270	218,940
4.60%, 05/15/52 (Call 11/15/51)	245	207,125
4.80%, 10/15/43 (Call 04/15/43)	190	158,765
5.95%, 10/01/36	206	206,975
Pennsylvania Electric Co., 6.15%, 10/01/38	315	303,493
Perusahaan Listrik Negara PT, 4.00%, 06/30/50 (Call 12/30/49)(b)	703	415,136
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.38%, 02/05/50(b)	390	240,873
4.88%, 07/17/49(b)	331	221,975
5.25%, 10/24/42(b)	702	510,315
6.15%, 05/21/48(b)	660	519,750
6.25%, 01/25/49(b)	370	294,613
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	406	319,657
6.50%, 11/15/37	305	320,181
7.90%, 12/15/38(a)	220	252,237
PPL Electric Utilities Corp.
3.00%, 10/01/49 (Call 04/01/49)	245	155,499
3.95%, 06/01/47 (Call 12/01/46)	315	239,570
4.13%, 06/15/44 (Call 12/15/43)	212	164,942
4.15%, 10/01/45 (Call 04/01/45)	246	190,465
4.15%, 06/15/48 (Call 12/15/47)	383	299,634
4.75%, 07/15/43 (Call 01/15/43)	195	166,991
5.20%, 07/15/41 (Call 01/15/41)	185	161,456
6.25%, 05/15/39	230	233,088
Progress Energy Inc., 6.00%, 12/01/39	360	340,760
Public Service Co. of Colorado
3.55%, 06/15/46 (Call 12/15/45)	355	252,686
3.60%, 09/15/42 (Call 03/15/42)	237	175,261
3.80%, 06/15/47 (Call 12/15/46)	157	116,669
3.95%, 03/15/43 (Call 09/15/42)	190	142,551
4.05%, 09/15/49 (Call 03/15/49)	245	188,946
4.10%, 06/15/48 (Call 12/15/47)	225	175,433
4.30%, 03/15/44 (Call 09/15/43)	130	103,774
4.50%, 06/01/52 (Call 12/01/51)	220	182,736
4.75%, 08/15/41 (Call 02/15/41)	184	154,929
6.50%, 08/01/38	180	189,269
Series 17, 6.25%, 09/01/37	385	404,811
Series 34, 3.20%, 03/01/50 (Call 09/01/49)	335	224,370
Series 36, 2.70%, 01/15/51 (Call 07/15/50)	145	86,893
Public Service Co. of New Hampshire, 3.60%, 07/01/49 (Call 01/01/49)	74	53,111

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Public Service Co. of Oklahoma
Series G, 6.63%, 11/15/37	$95	$97,560
Series K, 3.15%, 08/15/51 (Call 02/15/51)	187	115,049
Public Service Electric & Gas Co.
2.05%, 08/01/50 (Call 02/01/50)	186	95,100
2.70%, 05/01/50 (Call 11/01/49)	116	69,595
3.00%, 03/01/51 (Call 09/01/50)	267	168,663
3.15%, 01/01/50 (Call 07/01/49)	190	124,008
3.20%, 08/01/49 (Call 02/01/49)	180	119,037
3.60%, 12/01/47 (Call 06/01/47)	188	134,845
3.65%, 09/01/42 (Call 03/01/42)(a)	242	182,031
3.80%, 01/01/43 (Call 07/01/42)	150	114,987
3.80%, 03/01/46 (Call 09/01/45)	244	182,356
3.85%, 05/01/49 (Call 11/01/48)	219	162,542
3.95%, 05/01/42 (Call 11/01/41)	288	226,210
4.05%, 05/01/48 (Call 11/01/47)	235	181,595
4.15%, 11/01/45 (Call 05/01/45)	166	128,625
5.38%, 11/01/39	225	206,253
5.50%, 03/01/40	260	247,192
5.70%, 12/01/36	210	202,144
5.80%, 05/01/37	294	293,563
Series I, 4.00%, 06/01/44 (Call 12/01/43)	80	59,997
Series K, 4.05%, 05/01/45 (Call 11/01/44)	165	121,091
Puget Sound Energy Inc.
2.89%, 09/15/51 (Call 03/15/51)	120	71,808
3.25%, 09/15/49 (Call 03/15/49)	266	171,550
4.22%, 06/15/48 (Call 12/15/47)(a)	315	243,332
4.30%, 05/20/45 (Call 11/20/44)	151	117,228
4.43%, 11/15/41 (Call 05/15/41)	195	154,044
5.48%, 06/01/35	226	211,743
5.64%, 04/15/41 (Call 10/15/40)	205	192,745
5.76%, 10/01/39(a)	250	236,923
5.76%, 07/15/40	200	186,132
5.80%, 03/15/40	301	286,853
6.27%, 03/15/37	260	259,043
Ruwais Power Co. PJSC, 6.00%, 08/31/36(a)(b)	475	488,612
San Diego Gas & Electric Co.
3.70%, 03/15/52 (Call 09/15/51)	50	36,077
3.95%, 11/15/41(a)	340	251,071
4.15%, 05/15/48 (Call 11/15/47)	193	149,201
4.30%, 04/01/42 (Call 10/01/41)	205	158,055
4.50%, 08/15/40	329	273,742
5.35%, 05/15/35(a)	65	60,630
5.35%, 05/15/40	195	176,872
6.00%, 06/01/39	233	231,562
Series FFF, 6.13%, 09/15/37	185	181,953
Series RRR, 3.75%, 06/01/47 (Call 12/01/46)	120	85,692
Series TTT, 4.10%, 06/15/49 (Call 12/15/48)	176	133,258
Series UUU, 3.32%, 04/15/50 (Call 10/15/49)	94	62,702
Series WWW, 2.95%, 08/15/51 (Call 02/15/51)	435	274,230
Saudi Electricity Global Sukuk Co. 2, 5.06%, 04/08/43(a)(b)	505	444,550
Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/44(a)(b)	622	575,350
Sempra Energy
3.80%, 02/01/38 (Call 08/01/37)(a)	555	420,716
4.00%, 02/01/48 (Call 08/01/47)	448	319,446
6.00%, 10/15/39	309	294,250
Sierra Pacific Power Co., Series P, 6.75%, 07/01/37	150	154,559
Solar Star Funding LLC, 5.38%, 06/30/35(b)	82	81,345
Southern California Edison Co.
3.45%, 02/01/52 (Call 08/01/51)	350	228,638

Security	Par (000)	Value

Electric (continued)
3.65%, 02/01/50 (Call 08/01/49)	$582	$389,088
3.90%, 12/01/41 (Call 06/01/41)	202	138,717
4.00%, 04/01/47 (Call 10/01/46)	886	632,069
4.05%, 03/15/42 (Call 09/15/41)	337	249,426
4.50%, 09/01/40 (Call 03/01/40)	359	285,310
4.65%, 10/01/43 (Call 04/01/43)	211	168,727
5.50%, 03/15/40	395	353,207
5.63%, 02/01/36(a)	274	252,725
6.00%, 01/15/34	417	408,134
6.05%, 03/15/39	387	370,597
Series 04-G, 5.75%, 04/01/35	265	251,389
Series 05-B, 5.55%, 01/15/36	235	211,429
Series 05-E, 5.35%, 07/15/35	180	164,555
Series 06-E, 5.55%, 01/15/37	225	205,862
Series 08-A, 5.95%, 02/01/38	317	300,022
Series 13-A, 3.90%, 03/15/43 (Call 09/15/42)	144	102,872
Series 20A, 2.95%, 02/01/51 (Call 08/01/50)	388	228,446
Series B, 4.88%, 03/01/49 (Call 09/01/48)	314	252,128
Series C, 3.60%, 02/01/45 (Call 08/01/44)	192	126,295
Series C, 4.13%, 03/01/48 (Call 09/01/47)	567	412,418
Series E, 5.45%, 06/01/52 (Call 12/01/51)(a)	260	227,318
Series H, 3.65%, 06/01/51 (Call 12/01/50)	325	217,912
Southern Co. (The)
4.25%, 07/01/36 (Call 01/01/36)	181	150,948
4.40%, 07/01/46 (Call 01/01/46)	1,065	826,860
Southern Power Co.
5.15%, 09/15/41	395	332,385
5.25%, 07/15/43	170	142,467
Series F, 4.95%, 12/15/46 (Call 06/15/46)	256	206,870
Southwestern Electric Power Co.
3.25%, 11/01/51 (Call 05/01/51)	210	129,690
6.20%, 03/15/40	239	227,564
Series J, 3.90%, 04/01/45 (Call 10/01/44)	231	161,442
Series L, 3.85%, 02/01/48 (Call 08/01/47)	308	210,644
Southwestern Public Service Co.
3.40%, 08/15/46 (Call 02/15/46)	127	86,620
3.70%, 08/15/47 (Call 02/15/47)	213	150,861
3.75%, 06/15/49 (Call 12/15/48)	101	72,349
4.50%, 08/15/41 (Call 02/15/41)	202	165,752
6.00%, 10/01/36	173	165,517
Series 6, 4.40%, 11/15/48 (Call 05/15/48)	80	63,266
Series 8, 3.15%, 05/01/50 (Call 11/01/49)	298	193,652
State Grid Overseas Investment 2013 Ltd., 4.38%, 05/22/43(b)	200	172,264
State Grid Overseas Investment 2014 Ltd., 4.85%, 05/07/44(b)	500	457,825
State Grid Overseas Investment BVI Ltd, 4.00%, 05/04/47(a)(b)	260	207,113
Tampa Electric Co.
3.45%, 03/15/51 (Call 09/15/50)	275	187,369
3.63%, 06/15/50 (Call 12/15/49)	195	133,884
4.10%, 06/15/42 (Call 12/15/41)	231	176,996
4.20%, 05/15/45 (Call 11/15/44)	182	133,680
4.30%, 06/15/48 (Call 12/15/47)	176	137,164
4.35%, 05/15/44 (Call 11/15/43)	145	113,732
4.45%, 06/15/49 (Call 12/15/48)	236	189,191
5.00%, 07/15/52 (Call 01/15/52)	210	184,374
6.15%, 05/15/37	165	162,470
6.55%, 05/15/36	335	344,455
Toledo Edison Co. (The), 6.15%, 05/15/37	260	260,976

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Tri-State Generation & Transmission Association Inc.
4.70%, 11/01/44 (Call 05/01/44)	$190	$146,397
6.00%, 06/15/40(b)	404	346,017
Tucson Electric Power Co.
3.25%, 05/01/51 (Call 11/01/50)	185	115,947
4.00%, 06/15/50 (Call 12/15/49)	214	155,361
4.85%, 12/01/48 (Call 06/01/48)	231	191,265
Union Electric Co.
2.63%, 03/15/51 (Call 09/15/50)	325	188,957
3.25%, 10/01/49 (Call 04/01/49)	215	141,690
3.65%, 04/15/45 (Call 10/15/44)	210	149,798
3.90%, 09/15/42 (Call 03/15/42)(a)	351	268,592
3.90%, 04/01/52 (Call 10/01/51)	135	101,587
4.00%, 04/01/48 (Call 10/01/47)	274	206,905
5.30%, 08/01/37	120	111,012
8.45%, 03/15/39	215	255,109
Virginia Electric & Power Co.
2.45%, 12/15/50 (Call 06/15/50)	508	283,260
2.95%, 11/15/51 (Call 05/15/51)	310	191,581
3.30%, 12/01/49 (Call 06/01/49)	262	174,861
4.00%, 01/15/43 (Call 07/15/42)	296	225,489
4.45%, 02/15/44 (Call 08/15/43)	415	334,356
4.60%, 12/01/48 (Call 06/01/48)	392	321,203
6.35%, 11/30/37	150	152,414
8.88%, 11/15/38	392	488,282
Series A, 6.00%, 05/15/37	268	265,192
Series B, 3.80%, 09/15/47 (Call 03/15/47)	390	284,333
Series B, 4.20%, 05/15/45 (Call 11/15/44)	317	245,654
Series B, 6.00%, 01/15/36	468	463,872
Series C, 4.00%, 11/15/46 (Call 05/15/46)	374	280,531
Series C, 4.63%, 05/15/52 (Call 11/15/51)	360	298,813
Series D, 4.65%, 08/15/43 (Call 02/15/43)	388	321,678
Wisconsin Electric Power Co.
3.65%, 12/15/42 (Call 06/15/42)	220	153,612
4.25%, 06/01/44 (Call 12/01/43)	82	62,605
4.30%, 12/15/45 (Call 06/15/45)	185	140,193
4.30%, 10/15/48 (Call 04/15/48)	266	206,600
5.63%, 05/15/33	470	469,734
5.70%, 12/01/36	220	211,503
Wisconsin Power and Light Co.
3.65%, 04/01/50 (Call 10/01/49)	149	103,483
4.10%, 10/15/44 (Call 04/15/44)	103	75,524
6.38%, 08/15/37	220	224,471
7.60%, 10/01/38	170	189,256
Wisconsin Public Service Corp.
2.85%, 12/01/51 (Call 06/01/51)	265	160,958
3.30%, 09/01/49 (Call 03/01/49)	160	106,645
3.67%, 12/01/42	150	109,317
4.75%, 11/01/44 (Call 05/01/44)	150	125,594
Xcel Energy Inc.
3.50%, 12/01/49 (Call 06/01/49)(a)	356	239,125
4.80%, 09/15/41 (Call 03/15/41)	154	125,490
6.50%, 07/01/36	195	200,854

		153,097,887

Electrical Components & Equipment — 0.1%
Emerson Electric Co.
2.75%, 10/15/50 (Call 04/15/50)	348	213,184
2.80%, 12/21/51 (Call 06/21/51)	540	332,894
5.25%, 11/15/39(a)	230	215,853

Security	Par (000)	Value

Electrical Components & Equipment (continued)
6.13%, 04/15/39	$160	$162,552

		924,483

Electronics — 0.1%
Fortive Corp., 4.30%, 06/15/46 (Call 12/15/45)	274	202,248
Honeywell International Inc.
2.80%, 06/01/50 (Call 12/01/49)	224	150,730
3.81%, 11/21/47 (Call 05/21/47)	199	157,370
5.38%, 03/01/41(a)	440	432,625
5.70%, 03/15/36	5	5,117
5.70%, 03/15/37	370	379,692
Tyco Electronics Group SA, 7.13%, 10/01/37	358	394,231

		1,722,013

Engineering & Construction — 0.2%
Aeropuerto Internacional de Tocumen SA
4.00%, 08/11/41 (Call 08/11/40)(a)(b)	300	212,039
5.13%, 08/11/61 (Call 08/11/60)(b)	775	524,197
LBJ Infrastructure Group LLC, 3.80%, 12/31/57 (Call 06/30/57)(b)	405	228,016
Mexico City Airport Trust
5.50%, 10/31/46 (Call 04/30/46)(b)	426	272,931
5.50%, 07/31/47 (Call 01/31/47)(b)	1,121	723,605

		1,960,788

Entertainment — 0.5%
Magallanes Inc.
5.05%, 03/15/42 (Call 09/15/41)(b)	2,490	1,821,672
5.14%, 03/15/52 (Call 09/15/51)(b)	4,040	2,820,802
5.39%, 03/15/62 (Call 09/15/61)(b)	1,650	1,150,949

		5,793,423

Environmental Control — 0.2%
Nature Conservancy (The), Series A, 3.96%, 03/01/52 (Call 09/01/51)	70	53,618
Republic Services Inc.
2.38%, 03/15/33 (Call 12/15/32)(a)	220	168,379
3.05%, 03/01/50 (Call 09/01/49)	232	149,428
5.70%, 05/15/41 (Call 11/15/40)	265	254,017
6.20%, 03/01/40	207	209,874
Waste Connections Inc.
2.95%, 01/15/52 (Call 07/15/51)(a)	506	313,218
3.05%, 04/01/50 (Call 10/01/49)	364	232,805
4.20%, 01/15/33 (Call 10/15/32)	50	45,216
Waste Management Inc.
2.50%, 11/15/50 (Call 05/15/50)(a)	387	225,165
2.95%, 06/01/41 (Call 12/01/40)	200	140,440
3.90%, 03/01/35 (Call 09/01/34)	152	128,293
4.10%, 03/01/45 (Call 09/01/44)(a)	160	128,743
4.15%, 07/15/49 (Call 01/15/49)(a)	381	306,337

		2,355,533

Food — 2.0%
Bimbo Bakeries USA Inc., 4.00%, 05/17/51 (Call 11/17/50)(a)(b)	320	223,850
Campbell Soup Co.
3.13%, 04/24/50 (Call 10/24/49)(a)	302	190,621
4.80%, 03/15/48 (Call 09/15/47)(a)	403	334,778
Cencosud SA, 6.63%, 02/12/45 (Call 08/12/44)(a)(b)	220	210,523
Conagra Brands Inc.
5.30%, 11/01/38 (Call 05/01/38)	580	505,861
5.40%, 11/01/48 (Call 05/01/48)	589	504,079
General Mills Inc.
3.00%, 02/01/51 (Call 08/01/50)	203	127,156

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
4.15%, 02/15/43 (Call 08/15/42)	$110	$86,386
4.55%, 04/17/38 (Call 10/17/37)	294	247,798
4.70%, 04/17/48 (Call 10/17/47)	217	179,964
5.40%, 06/15/40(a)	445	411,036
Grupo Bimbo SAB de CV
4.00%, 09/06/49(a)(b)	265	187,321
4.70%, 11/10/47 (Call 05/10/47)(b)	319	254,613
4.88%, 06/27/44(b)	290	232,737
Hershey Co. (The)
2.65%, 06/01/50 (Call 12/01/49)	29	17,778
3.13%, 11/15/49 (Call 05/15/49)	225	152,627
3.38%, 08/15/46 (Call 02/15/46)	311	221,085
Hormel Foods Corp., 3.05%, 06/03/51 (Call 12/03/50)	347	225,974
Ingredion Inc.
3.90%, 06/01/50 (Call 12/01/49)	251	173,686
6.63%, 04/15/37	169	167,949
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
4.38%, 02/02/52 (Call 08/02/51)(a)(b)	750	487,350
5.75%, 04/01/33 (Call 01/01/33)(b)	120	108,137
6.50%, 12/01/52 (Call 06/01/52)(b)	1,040	912,787
JM Smucker Co. (The)
2.75%, 09/15/41 (Call 03/15/41)	105	65,298
3.55%, 03/15/50 (Call 09/15/49)(a)	290	184,703
4.25%, 03/15/35	230	196,451
4.38%, 03/15/45(a)	294	224,416
Kellogg Co., 4.50%, 04/01/46(a)	398	321,031
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40(a)	405	389,356
Kraft Heinz Foods Co.
4.38%, 06/01/46 (Call 12/01/45)	1,625	1,267,644
4.63%, 10/01/39 (Call 04/01/39)	305	252,753
4.88%, 10/01/49 (Call 04/01/49)(a)	868	723,146
5.00%, 07/15/35 (Call 01/15/35)(a)	285	261,661
5.00%, 06/04/42	945	817,144
5.20%, 07/15/45 (Call 01/15/45)	975	851,721
5.50%, 06/01/50 (Call 12/01/49)	565	517,476
6.50%, 02/09/40	360	363,343
6.88%, 01/26/39	170	175,008
7.13%, 08/01/39(a)(b)	630	658,658
Kroger Co. (The)
3.88%, 10/15/46 (Call 04/15/46)	285	204,168
3.95%, 01/15/50 (Call 07/15/49)(a)	350	253,224
4.45%, 02/01/47 (Call 08/01/46)	469	369,032
4.65%, 01/15/48 (Call 07/15/47)(a)	275	221,127
5.00%, 04/15/42 (Call 10/15/41)	304	259,517
5.15%, 08/01/43 (Call 02/01/43)	225	193,532
5.40%, 07/15/40 (Call 01/15/40)	350	312,944
5.40%, 01/15/49 (Call 07/15/48)(a)	300	267,040
6.90%, 04/15/38	295	305,653
Mars Inc.
2.38%, 07/16/40 (Call 01/16/40)(b)	515	329,207
2.45%, 07/16/50 (Call 01/16/50)(b)	317	182,401
3.60%, 04/01/34 (Call 01/01/34)(b)	255	213,961
3.88%, 04/01/39 (Call 10/01/38)(b)	439	351,301
3.95%, 04/01/44 (Call 10/01/43)(b)	243	188,072
3.95%, 04/01/49 (Call 10/01/48)(b)	530	406,754
4.13%, 04/01/54 (Call 10/01/53)(b)	350	267,114
4.20%, 04/01/59 (Call 10/01/58)(b)	427	321,396
McCormick & Co. Inc./MD, 4.20%, 08/15/47 (Call 02/15/47)(a)	185	141,272

Security	Par (000)	Value

Food (continued)
Mondelez International Inc., 2.63%, 09/04/50 (Call 03/04/50)	$663	$383,628
Nestle Holdings Inc.
2.50%, 09/14/41 (Call 03/14/41)(a)(b)	367	244,760
2.63%, 09/14/51 (Call 03/14/51)(a)(b)	390	240,553
3.90%, 09/24/38 (Call 03/24/38)(b)	726	606,872
4.00%, 09/24/48 (Call 03/24/48)(b)	963	770,204
4.70%, 01/15/53 (Call 07/15/52)(b)	610	547,451
Sysco Corp.
3.15%, 12/14/51 (Call 06/14/51)	460	286,761
3.30%, 02/15/50 (Call 08/15/49)	384	244,448
4.45%, 03/15/48 (Call 09/15/47)(a)	324	251,928
4.50%, 04/01/46 (Call 10/01/45)	296	232,643
4.85%, 10/01/45 (Call 04/01/45)	309	251,768
5.38%, 09/21/35	230	216,829
6.60%, 04/01/40 (Call 10/01/39)	170	172,878
6.60%, 04/01/50 (Call 10/01/49)(a)	703	719,586
Tesco PLC, 6.15%, 11/15/37(b)	275	253,399
Tyson Foods Inc.
4.55%, 06/02/47 (Call 12/02/46)	512	415,504
4.88%, 08/15/34 (Call 02/15/34)(a)	160	149,089
5.10%, 09/28/48 (Call 03/28/48)(a)	1,000	873,987
5.15%, 08/15/44 (Call 02/15/44)	303	265,478

		25,349,386

Forest Products & Paper — 0.2%
Celulosa Arauco y Constitucion SA
5.15%, 01/29/50 (Call 07/29/49)(a)(b)	80	58,259
5.50%, 11/02/47 (Call 05/02/47)	335	254,992
5.50%, 04/30/49 (Call 10/30/48)(a)(b)	290	218,950
International Paper Co.
4.35%, 08/15/48 (Call 02/15/48)(a)	339	259,798
4.40%, 08/15/47 (Call 02/15/47)	366	286,031
4.80%, 06/15/44 (Call 12/15/43)	311	247,822
5.00%, 09/15/35 (Call 03/15/35)(a)	85	77,395
5.15%, 05/15/46 (Call 11/15/45)(a)	20	16,863
6.00%, 11/15/41 (Call 05/15/41)	438	408,178
Stora Enso OYJ, 7.25%, 04/15/36(b)	200	205,025
Suzano Austria GmbH, 7.00%, 03/16/47 (Call 09/16/46)(b)	693	635,828

		2,669,141

Gas — 1.0%
APA Infrastructure Ltd., 5.00%, 03/23/35 (Call 12/23/34)(b)	194	167,839
Atmos Energy Corp.
2.85%, 02/15/52 (Call 08/15/51)(a)	312	187,521
3.38%, 09/15/49 (Call 03/15/49)	275	185,227
4.13%, 10/15/44 (Call 04/15/44)	410	315,712
4.13%, 03/15/49 (Call 09/15/48)	287	218,043
4.15%, 01/15/43 (Call 07/15/42)	307	242,785
4.30%, 10/01/48 (Call 04/01/48)	351	277,151
5.50%, 06/15/41 (Call 12/15/40)	260	245,148
5.75%, 10/15/52 (Call 04/15/52)(a)	280	271,504
Boston Gas Co., 4.49%, 02/15/42(b)	395	300,861
Brooklyn Union Gas Co. (The)
4.27%, 03/15/48 (Call 09/15/47)(b)	369	258,986
4.49%, 03/04/49 (Call 09/04/48)(a)(b)	202	145,466
4.50%, 03/10/46 (Call 09/10/45)(b)	377	273,241
CenterPoint Energy Resources Corp.
4.10%, 09/01/47 (Call 03/01/47)(a)	191	145,390
5.85%, 01/15/41 (Call 07/15/40)	213	202,603
6.63%, 11/01/37	180	177,585

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas (continued)
Centrica PLC, 5.38%, 10/16/43 (Call 04/16/43)(a)(b)	$230	$194,906
East Ohio Gas Co. (The), 3.00%, 06/15/50 (Call 12/15/49)(b)	422	254,737
KeySpan Gas East Corp.
3.59%, 01/18/52 (Call 07/18/51)(b)	250	155,567
5.82%, 04/01/41(b)	295	266,494
Korea Gas Corp., 6.25%, 01/20/42(a)(b)	410	445,218
Mega Advance Investments Ltd., 6.38%, 05/12/41(a)(b)	200	203,932
Nakilat Inc., 6.07%, 12/31/33(a)(b)	322	317,198
NiSource Inc.
3.95%, 03/30/48 (Call 09/30/47)(a)	361	258,732
4.38%, 05/15/47 (Call 11/15/46)	550	421,665
4.80%, 02/15/44 (Call 08/15/43)	340	278,474
5.00%, 06/15/52 (Call 12/15/51)	375	312,667
5.25%, 02/15/43 (Call 08/15/42)	279	241,362
5.65%, 02/01/45 (Call 08/01/44)(a)	151	136,747
5.80%, 02/01/42 (Call 08/01/41)	245	220,886
5.95%, 06/15/41 (Call 12/15/40)	276	258,842
ONE Gas Inc.
4.50%, 11/01/48 (Call 05/01/48)	159	121,060
4.66%, 02/01/44 (Call 08/01/43)(a)	406	322,860
Piedmont Natural Gas Co. Inc.
3.35%, 06/01/50 (Call 12/01/49)	261	166,234
3.64%, 11/01/46 (Call 05/01/46)	170	114,551
4.10%, 09/18/34 (Call 03/18/34)	195	161,501
4.65%, 08/01/43 (Call 02/01/43)	185	148,723
5.05%, 05/15/52 (Call 11/15/51)	240	201,363
Southern California Gas Co.
3.75%, 09/15/42 (Call 03/15/42)	365	264,422
4.45%, 03/15/44 (Call 09/15/43)	190	144,934
5.13%, 11/15/40	280	247,012
Series KK, 5.75%, 11/15/35	225	215,097
Series UU, 4.13%, 06/01/48 (Call 12/01/47)	265	196,697
Series VV, 4.30%, 01/15/49 (Call 07/15/48)	249	190,420
Series WW, 3.95%, 02/15/50 (Call 08/15/49)	175	126,046
Southern Co. Gas Capital Corp.
3.95%, 10/01/46 (Call 04/01/46)	296	209,139
4.40%, 06/01/43 (Call 12/01/42)	280	213,681
4.40%, 05/30/47 (Call 11/30/46)	366	273,940
5.88%, 03/15/41 (Call 09/15/40)	391	360,509
6.00%, 10/01/34	165	159,032
Series 21A, 3.15%, 09/30/51 (Call 03/30/51)	165	99,586
Southwest Gas Corp.
3.18%, 08/15/51 (Call 02/15/51)	131	74,253
3.80%, 09/29/46 (Call 03/29/46)(a)	195	125,616
4.15%, 06/01/49 (Call 12/01/48)	248	165,069
Spire Inc., 4.70%, 08/15/44 (Call 02/15/44)(a)	220	171,176
Spire Missouri Inc., 3.30%, 06/01/51 (Call 12/01/50)	170	106,535
Washington Gas Light Co.
3.65%, 09/15/49 (Call 03/15/49)	243	168,289
Series K, 3.80%, 09/15/46 (Call 03/15/46)	297	214,971

		12,545,205

Hand & Machine Tools — 0.1%
Snap-on Inc.
3.10%, 05/01/50 (Call 11/01/49)(a)	247	165,358
4.10%, 03/01/48 (Call 09/01/47)	253	202,822
Stanley Black & Decker Inc.
2.75%, 11/15/50 (Call 05/15/50)	329	186,715
4.85%, 11/15/48 (Call 05/15/48)(a)	187	156,215

Security	Par (000)	Value

Hand & Machine Tools (continued)
5.20%, 09/01/40	$480	$430,888

		1,141,998

Health Care - Products — 1.1%
Abbott Laboratories
4.75%, 11/30/36 (Call 05/30/36)	879	841,414
4.75%, 04/15/43 (Call 10/15/42)	168	151,960
4.90%, 11/30/46 (Call 05/30/46)	1,729	1,613,610
5.30%, 05/27/40	423	412,724
6.00%, 04/01/39	385	400,918
6.15%, 11/30/37	504	541,097
Alcon Finance Corp., 3.80%, 09/23/49 (Call 03/23/49)(a)(b)	206	141,602
Baxter International Inc.
3.13%, 12/01/51 (Call 06/01/51)	385	234,473
3.50%, 08/15/46 (Call 02/15/46)	459	307,448
4.50%, 06/15/43 (Call 12/15/42)(a)	75	60,735
6.25%, 12/01/37(a)	100	97,903
Boston Scientific Corp.
4.55%, 03/01/39 (Call 09/01/38)	90	75,785
4.70%, 03/01/49 (Call 09/01/48)(a)	274	231,437
6.75%, 11/15/35	300	313,622
7.38%, 01/15/40	325	356,723
Covidien International Finance SA, 6.55%, 10/15/37	295	323,596
Danaher Corp.
2.60%, 10/01/50 (Call 04/01/50)	514	308,466
2.80%, 12/10/51 (Call 06/10/51)	730	454,252
4.38%, 09/15/45 (Call 03/15/45)	210	173,164
DH Europe Finance II Sarl
3.25%, 11/15/39 (Call 05/15/39)	503	374,061
3.40%, 11/15/49 (Call 05/15/49)(a)	498	349,419
Koninklijke Philips NV
5.00%, 03/15/42	299	246,306
6.88%, 03/11/38	586	594,928
Medtronic Inc.
4.00%, 04/01/43 (Call 10/01/42)	50	39,670
4.38%, 03/15/35	1,029	942,169
4.63%, 03/15/45	970	847,823
PerkinElmer Inc., 3.63%, 03/15/51 (Call 09/15/50)(a)	213	139,135
STERIS Irish FinCo UnLtd Co., 3.75%, 03/15/51 (Call 09/15/50)	411	272,756
Stryker Corp.
2.90%, 06/15/50 (Call 12/15/49)	385	238,485
4.10%, 04/01/43 (Call 10/01/42)	432	330,778
4.38%, 05/15/44 (Call 11/15/43)	215	171,342
4.63%, 03/15/46 (Call 09/15/45)	435	363,775
Thermo Fisher Scientific Inc.
2.80%, 10/15/41 (Call 04/15/41)	870	600,899
4.10%, 08/15/47 (Call 02/15/47)	582	473,957
5.30%, 02/01/44 (Call 08/01/43)	303	286,932
Zimmer Biomet Holdings Inc.
4.25%, 08/15/35 (Call 02/15/35)	189	150,410
4.45%, 08/15/45 (Call 02/15/45)	154	116,358
5.75%, 11/30/39	229	210,185

		13,790,317

Health Care - Services — 4.1%
AdventHealth Obligated Group, Series E, 2.80%, 11/15/51 (Call 05/15/51)	215	127,778
Adventist Health System/West, 3.63%, 03/01/49 (Call 09/01/48)	235	166,429

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Advocate Health & Hospitals Corp.
3.39%, 10/15/49 (Call 04/15/49)	$248	$168,041
4.27%, 08/15/48 (Call 02/15/48)	208	165,593
Series 2020, 3.01%, 06/15/50 (Call 12/15/49)	145	91,512
Aetna Inc.
3.88%, 08/15/47 (Call 02/15/47)	433	311,380
4.13%, 11/15/42 (Call 05/15/42)	324	244,085
4.50%, 05/15/42 (Call 11/15/41)	338	268,549
4.75%, 03/15/44 (Call 09/15/43)	92	74,679
6.63%, 06/15/36	481	484,419
6.75%, 12/15/37	479	483,566
AHS Hospital Corp.
5.02%, 07/01/45	190	170,011
Series 2021, 2.78%, 07/01/51 (Call 01/01/51)	330	194,598
Allina Health System
2.90%, 11/15/51 (Call 05/15/51)	160	96,942
4.81%, 11/15/45 (Call 05/15/45)(a)	175	151,826
Series 2019, 3.89%, 04/15/49	196	145,814
Anthem Inc., 4.55%, 05/15/52 (Call 11/15/51)	395	323,856
Ascension Health
3.95%, 11/15/46	464	362,789
4.85%, 11/15/53	415	368,641
Series B, 3.11%, 11/15/39 (Call 05/15/39)	224	161,076
Banner Health
2.91%, 01/01/42 (Call 07/01/41)	140	93,346
2.91%, 01/01/51 (Call 07/01/50)	285	170,743
Series 2020, 3.18%, 01/01/50 (Call 07/01/49)(a)	174	112,757
Baptist Health South Florida Inc., Series 2017, 4.34%, 11/15/41(a)	83	66,423
Baptist Health South Florida Obligated Group, Series 2021, 3.12%, 11/15/71 (Call 05/15/71)	10	5,529
Baptist Healthcare System Obligated Group, Series 20B, 3.54%, 08/15/50 (Call 02/15/50)	300	201,605
BayCare Health System Inc., Series 2020, 3.83%, 11/15/50 (Call 05/15/50)	226	167,491
Baylor Scott & White Holdings
3.97%, 11/15/46 (Call 05/15/46)	240	182,372
4.19%, 11/15/45 (Call 05/15/45)	293	230,954
Series 2021, 2.84%, 11/15/50 (Call 11/15/49)	448	268,667
Beth Israel Lahey Health Inc., Series L, 3.08%, 07/01/51 (Call 01/01/51)	200	115,468
BHSH System Obligated Group, Series 19A, 3.49%, 07/15/49 (Call 01/15/49)	234	159,070
Bon Secours Mercy Health Inc., Series 20-2, 3.21%, 06/01/50 (Call 12/01/49)	206	130,422
Catholic Health Services of Long Island Obligated Group, Series 2020, 3.37%, 07/01/50 (Call 01/01/50)	205	126,741
Children’s Health System of Texas, 2.51%, 08/15/50 (Call 02/15/50)	300	166,468
Children’s Hospital Corp. (The)
Series 2017, 4.12%, 01/01/47 (Call 07/01/46)	137	107,696
Series 2020, 2.59%, 02/01/50 (Call 08/01/49)	165	95,164
Children’s Hospital Medical Center/Cincinnati OH, 4.27%, 05/15/44	101	83,168
Children’s Hospital of Philadelphia (The), Series 2020, 2.70%, 07/01/50 (Call 01/01/50)	245	142,459
Children’s Hospital/DC, Series 2020, 2.93%, 07/15/50 (Call 01/15/50)	239	136,930
City of Hope Series 2013, 5.62%, 11/15/43	170	157,248

Security	Par (000)	Value

Health Care - Services (continued)
Series 2018, 4.38%, 08/15/48 (Call 02/15/48)(a)	$329	$257,391
Cleveland Clinic Foundation (The), 4.86%, 01/01/2114	230	178,496
CommonSpirit Health
3.82%, 10/01/49 (Call 04/01/49)(a)	418	285,998
3.91%, 10/01/50 (Call 04/01/50)	362	242,961
4.19%, 10/01/49 (Call 04/01/49)	487	344,849
4.35%, 11/01/42	244	188,958
6.46%, 11/01/52	50	49,988
Community Health Network Inc., Series 20-A, 3.10%, 05/01/50 (Call 11/01/49)	263	154,682
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49 (Call 05/01/49)(a)	314	206,514
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48 (Call 02/01/48)	214	162,817
Dignity Health
4.50%, 11/01/42	201	154,960
5.27%, 11/01/64	80	64,093
Duke University Health System Inc., Series 2017, 3.92%, 06/01/47 (Call 12/01/46)	343	259,636
Elevance Health Inc.
3.13%, 05/15/50 (Call 11/15/49)	553	353,104
3.60%, 03/15/51 (Call 09/15/50)	744	523,408
3.70%, 09/15/49 (Call 03/15/49)	562	401,577
4.38%, 12/01/47 (Call 06/01/47)	849	682,157
4.55%, 03/01/48 (Call 09/01/47)	521	427,337
4.63%, 05/15/42	526	446,081
4.65%, 01/15/43	582	491,438
4.65%, 08/15/44 (Call 02/15/44)	467	389,546
4.85%, 08/15/54 (Call 02/15/54)	125	107,403
5.10%, 01/15/44	297	262,118
5.85%, 01/15/36	180	174,927
5.95%, 12/15/34	230	226,990
6.10%, 10/15/52	80	81,547
6.38%, 06/15/37	150	153,772
Franciscan Missionaries of Our Lady Health System Inc., Series B, 3.91%, 07/01/49 (Call 01/01/49)(a)	160	112,798
Fred Hutchinson Cancer Center, 4.97%, 01/01/52 (Call 07/01/51)	105	91,012
Hackensack Meridian Health Inc.
4.21%, 07/01/48 (Call 01/01/48)	234	180,475
4.50%, 07/01/57 (Call 01/01/57)	205	163,889
Series 2020, 2.68%, 09/01/41 (Call 03/01/41)	205	132,723
Series 2020, 2.88%, 09/01/50 (Call 03/01/50)	279	166,052
Hartford HealthCare Corp., 3.45%, 07/01/54(a)	204	134,254
HCA Inc.
3.50%, 07/15/51 (Call 01/15/51)	966	601,740
4.38%, 03/15/42 (Call 09/15/41)(b)	490	368,159
4.63%, 03/15/52 (Call 09/15/51)(a)(b)	825	607,639
5.13%, 06/15/39 (Call 12/15/38)	733	607,099
5.25%, 06/15/49 (Call 12/15/48)	1,160	939,450
5.50%, 06/15/47 (Call 12/15/46)	930	776,863
7.50%, 11/06/33(a)	100	99,911
Health Care Service Corp. A Mutual Legal Reserve Co., 3.20%, 06/01/50 (Call 12/01/49)(b)	420	267,831
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52 (Call 01/15/52)	180	131,553
Humana Inc.
3.95%, 08/15/49 (Call 02/15/49)(a)	359	264,623
4.63%, 12/01/42 (Call 06/01/42)	227	185,781
4.80%, 03/15/47 (Call 09/15/46)	268	223,721

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
4.95%, 10/01/44 (Call 04/01/44)(a)	$450	$384,584
8.15%, 06/15/38	179	200,818
Indiana University Health Inc. Obligated Group
3.97%, 11/01/48 (Call 05/01/48)	324	246,631
Series 2021, 2.85%, 11/01/51 (Call 05/01/51)	80	47,802
Inova Health System Foundation, 4.07%, 05/15/52 (Call 11/15/51)	140	107,238
Integris Baptist Medical Center Inc., Series A, 3.88%, 08/15/50 (Call 02/15/50)	250	173,268
Iowa Health System, Series 2020, 3.67%, 02/15/50 (Call 08/15/49)	179	126,038
Johns Hopkins Health System Corp. (The), 3.84%, 05/15/46	416	311,993
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)	769	608,791
4.88%, 04/01/42	639	573,843
Series 2019, 3.27%, 11/01/49 (Call 05/01/49)	507	335,400
Series 2021, 2.81%, 06/01/41 (Call 12/01/40)	525	351,529
Series 2021, 3.00%, 06/01/51 (Call 12/01/50)	795	491,186
Laboratory Corp. of America Holdings, 4.70%, 02/01/45 (Call 08/01/44)(a)	493	399,200
Mass General Brigham Inc.
Series 2017, 3.77%, 07/01/48 (Call 01/01/48)	142	103,905
Series 2020, 3.19%, 07/01/49 (Call 01/01/49)	89	57,902
Series 2020, 3.34%, 07/01/60 (Call 01/01/60)	399	241,635
Mayo Clinic
3.77%, 11/15/43	15	11,284
Series 2013, 4.00%, 11/15/47	100	78,173
Series 2016, 4.13%, 11/15/52(a)	355	284,066
Series 2021, 3.20%, 11/15/61 (Call 05/15/61)	296	177,919
McLaren Health Care Corp., Series A, 4.39%, 05/15/48 (Call 11/15/47)	286	223,415
MedStar Health Inc., Series 20A, 3.63%, 08/15/49(a)	155	102,620
Memorial Health Services, 3.45%, 11/01/49 (Call 05/01/49)	107	72,875
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	155	119,438
5.00%, 07/01/42	411	372,580
Series 2015, 4.20%, 07/01/55	335	257,617
Series 2020, 2.96%, 01/01/50 (Call 07/01/49)	50	31,116
Methodist Hospital (The), Series 20A, 2.71%, 12/01/50 (Call 06/01/50)	320	184,200
MidMichigan Health, Series 2020, 3.41%, 06/01/50 (Call 12/01/49)	160	100,929
Montefiore Obligated Group
4.29%, 09/01/50	135	77,283
Series 18-C, 5.25%, 11/01/48	258	180,099
Mount Nittany Medical Center Obligated Group, 3.80%, 11/15/52	160	111,430
Mount Sinai Hospitals Group Inc.
Series 2017, 3.98%, 07/01/48	180	131,525
Series 2019, 3.74%, 07/01/49 (Call 01/01/49)	259	177,964
Series 2020, 3.39%, 07/01/50 (Call 07/01/49)	325	200,687
MultiCare Health System, 2.80%, 08/15/50 (Call 02/15/50)	176	97,980
Nationwide Children’s Hospital Inc., 4.56%, 11/01/52 (Call 05/01/52)	170	141,323
New York and Presbyterian Hospital (The)
2.26%, 08/01/40 (Call 02/01/40)	185	115,774
2.61%, 08/01/60 (Call 02/01/60)(a)	155	80,369
3.56%, 08/01/36	175	142,063
4.02%, 08/01/45(a)	310	242,468

Security	Par (000)	Value

Health Care - Services (continued)
4.06%, 08/01/56(a)	$198	$150,947
4.76%, 08/01/2116	180	134,242
Series 2019, 3.95%, 08/01/2119 (Call 02/01/2119)	250	156,534
Northwell Healthcare Inc.
3.81%, 11/01/49 (Call 11/01/48)(a)	222	149,764
3.98%, 11/01/46 (Call 11/01/45)	280	199,185
4.26%, 11/01/47 (Call 11/01/46)	554	408,764
6.15%, 11/01/43(a)	185	176,206
Northwestern Memorial Healthcare Obligated Group, Series 2021, 2.63%, 07/15/51 (Call 01/15/51)(a)	125	72,042
Novant Health Inc.
2.64%, 11/01/36 (Call 08/01/36)	120	83,904
3.17%, 11/01/51 (Call 05/01/51)	417	265,948
3.32%, 11/01/61 (Call 05/01/61)	271	162,962
4.37%, 11/01/43	150	118,626
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery, Series 2020, 2.67%, 10/01/50 (Call 04/01/50)(a)	169	95,994
NYU Langone Hospitals, Series 2020, 3.38%, 07/01/55 (Call 01/01/55)	130	82,110
Ochsner Clinic Foundation, 5.90%, 05/15/45 (Call 11/15/44)	180	166,198
OhioHealth Corp.
2.83%, 11/15/41 (Call 05/15/41)	195	128,706
Series 2020, 3.04%, 11/15/50 (Call 05/15/50)(a)	145	94,293
Orlando Health Obligated Group
3.33%, 10/01/50 (Call 04/01/50)(a)	170	108,882
4.09%, 10/01/48 (Call 04/01/48)	205	152,505
PeaceHealth Obligated Group
Series 2018, 4.79%, 11/15/48 (Call 05/15/48)	220	176,893
Series 2020, 3.22%, 11/15/50 (Call 05/15/50)	245	151,096
Piedmont Healthcare Inc.
2.86%, 01/01/52 (Call 07/01/51)	139	79,960
Series 2042, 2.72%, 01/01/42 (Call 07/01/41)	315	200,779
Presbyterian Healthcare Services, 4.88%, 08/01/52 (Call 02/01/52)	50	43,873
Providence St Joseph Health Obligated Group
Series 21A, 2.70%, 10/01/51 (Call 04/01/51)	310	165,684
Series A, 3.93%, 10/01/48 (Call 04/01/48)	390	275,007
Series I, 3.74%, 10/01/47(a)	180	131,308
Queen’s Health Systems (The), 4.81%, 07/01/52 (Call 01/01/52)	125	108,125
Quest Diagnostics Inc., 4.70%, 03/30/45 (Call 09/30/44)	168	133,730
Rady Children’s Hospital-San Diego/CA, Series 21A,
3.15%, 08/15/51 (Call 08/15/50)	230	144,805
Roche Holdings Inc.
2.61%, 12/13/51 (Call 06/13/51)(b)	1,215	757,479
4.00%, 11/28/44 (Call 05/28/44)(b)	586	478,839
7.00%, 03/01/39(b)	415	480,327
RWJ Barnabas Health Inc.
3.48%, 07/01/49 (Call 01/01/49)	134	90,915
3.95%, 07/01/46 (Call 07/01/45)	220	167,690
Seattle Children’s Hospital, Series 2021, 2.72%, 10/01/50 (Call 10/01/49)	305	179,071
Sentara Healthcare, 2.93%, 11/01/51 (Call 05/01/51)	125	74,160
Sharp HealthCare, Series 20B, 2.68%, 08/01/50 (Call 08/01/49)(a)	85	48,568
Southern Baptist Hospital of Florida Inc., 4.86%, 07/15/45 (Call 01/15/45)	220	187,160

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Stanford Health Care
3.03%, 08/15/51 (Call 02/15/51)	$235	$148,723
Series 2018, 3.80%, 11/15/48 (Call 05/15/48)	308	226,023
Summa Health, 3.51%, 11/15/51 (Call 05/15/51)	205	126,270
Sutter Health
Series 2018, 4.09%, 08/15/48 (Call 02/15/48)	168	121,443
Series 20A, 3.16%, 08/15/40 (Call 02/15/40)	145	99,106
Series 20A, 3.36%, 08/15/50 (Call 02/15/50)	296	190,014
Texas Health Resources
2.33%, 11/15/50 (Call 05/15/50)	70	37,055
4.33%, 11/15/55(a)	200	158,803
Toledo Hospital (The), 5.75%, 11/15/38 (Call 11/15/28)	240	214,004
Trinity Health Corp.
4.13%, 12/01/45	335	263,214
Series 2019, 3.43%, 12/01/48(a)	150	104,610
Series 2021, 2.63%, 12/01/40 (Call 06/01/40)	276	178,599
UMass Memorial Health Care Obligated Group, 5.36%, 07/01/52 (Call 01/01/52)	105	90,296
UnitedHealth Group Inc.
2.75%, 05/15/40 (Call 11/15/39)	665	455,958
2.90%, 05/15/50 (Call 11/15/49)	726	464,930
3.05%, 05/15/41 (Call 11/15/40)	697	494,126
3.13%, 05/15/60 (Call 11/15/59)(a)	345	213,357
3.25%, 05/15/51 (Call 11/15/50)	972	659,717
3.50%, 08/15/39 (Call 02/15/39)	773	593,860
3.70%, 08/15/49 (Call 02/15/49)	665	493,445
3.75%, 10/15/47 (Call 04/15/47)	565	422,872
3.88%, 08/15/59 (Call 02/15/59)	676	494,708
3.95%, 10/15/42 (Call 04/15/42)	372	293,748
4.20%, 01/15/47 (Call 07/15/46)	460	371,283
4.25%, 03/15/43 (Call 09/15/42)	472	391,321
4.25%, 04/15/47 (Call 10/15/46)	446	361,058
4.25%, 06/15/48 (Call 12/15/47)(a)	618	503,376
4.38%, 03/15/42 (Call 09/15/41)	445	374,702
4.45%, 12/15/48 (Call 06/15/48)	650	540,071
4.63%, 07/15/35	242	222,229
4.63%, 11/15/41 (Call 05/15/41)	474	411,611
4.75%, 07/15/45	1,060	926,956
4.75%, 05/15/52 (Call 11/15/51)	1,185	1,036,554
4.95%, 05/15/62 (Call 11/15/61)	740	650,098
5.70%, 10/15/40 (Call 04/15/40)	354	345,302
5.80%, 03/15/36	488	493,011
5.88%, 02/15/53	370	377,620
5.95%, 02/15/41 (Call 08/15/40)(a)	312	312,110
6.05%, 02/15/63	315	323,796
6.50%, 06/15/37	481	511,988
6.63%, 11/15/37	531	574,353
6.88%, 02/15/38	385	420,410
WakeMed, Series A, 3.29%, 10/01/52 (Call 04/01/52)	185	118,248
West Virginia United Health System Obligated Group, Series 2020, 3.13%, 06/01/50 (Call 12/01/49)	190	113,017
Willis-Knighton Medical Center
Series 2018, 4.81%, 09/01/48 (Call 03/01/48)	235	194,979
Series 2021, 3.07%, 03/01/51 (Call 09/01/50)	233	136,995
Yale-New Haven Health Services Corp., Series 2020, 2.50%, 07/01/50 (Call 07/01/49)	255	139,441

		52,666,277

Holding Companies - Diversified — 0.1%
Alfa SAB de CV, 6.88%, 03/25/44 (Call 09/25/43)(b)	60	52,348

Security	Par (000)	Value

Holding Companies - Diversified (continued)
CK Hutchison International 19 II Ltd., 3.38%, 09/06/49 (Call 03/06/49)(b)	$755	$502,973
Hutchison Whampoa International 03/33 Ltd., 7.45%, 11/24/33(b)	340	389,757
JAB Holdings BV
3.75%, 05/28/51 (Call 11/28/50)(b)	444	240,447
4.50%, 04/08/52 (Call 10/08/51)(b)	150	92,928
PTT Treasury Center Co. Ltd., 3.70%, 07/16/70 (Call 01/16/70)(b)	545	319,859

		1,598,312

Home Builders — 0.1%
MDC Holdings Inc.
3.97%, 08/06/61 (Call 02/06/61)	150	74,783
6.00%, 01/15/43 (Call 10/15/42)	261	196,346
PulteGroup Inc.
6.00%, 02/15/35	260	231,065
6.38%, 05/15/33	278	258,490

		760,684

Home Furnishings — 0.1%
Leggett & Platt Inc., 3.50%, 11/15/51 (Call 05/15/51)(a)	308	202,343
Whirlpool Corp.
4.50%, 06/01/46 (Call 12/01/45)(a)	281	203,333
4.60%, 05/15/50 (Call 11/15/49)(a)	386	279,107
5.15%, 03/01/43	146	118,179

		802,962

Household Products & Wares — 0.2%
Church & Dwight Co. Inc.
3.95%, 08/01/47 (Call 02/01/47)	269	198,860
5.00%, 06/15/52 (Call 12/15/51)	390	341,194
Kimberly-Clark Corp.
2.88%, 02/07/50 (Call 08/07/49)(a)	186	119,245
3.20%, 07/30/46 (Call 01/30/46)	335	229,878
3.70%, 06/01/43	245	177,678
3.90%, 05/04/47 (Call 11/04/46)	135	102,765
5.30%, 03/01/41	275	260,869
6.63%, 08/01/37	330	360,846
SC Johnson & Son Inc.
4.00%, 05/15/43 (Call 02/15/43)(b)	300	226,151
4.35%, 09/30/44 (Call 03/30/44)(b)	75	58,396
4.75%, 10/15/46 (Call 04/16/46)(b)	605	509,314
4.80%, 09/01/40(b)	200	171,926

		2,757,122

Insurance — 5.2%
Aflac Inc.
4.00%, 10/15/46 (Call 04/15/46)	146	107,377
4.75%, 01/15/49 (Call 07/15/48)	228	187,993
6.45%, 08/15/40	296	294,478
AIA Group Ltd.
3.20%, 09/16/40 (Call 03/16/40)(a)(b)	920	594,064
4.50%, 03/16/46 (Call 09/16/45)(b)	345	272,071
4.88%, 03/11/44(b)	282	235,411
Alleghany Corp.
3.25%, 08/15/51 (Call 02/15/51)	150	96,397
4.90%, 09/15/44 (Call 03/15/44)	84	72,153
Allstate Corp. (The)
3.85%, 08/10/49 (Call 02/10/49)	192	139,069
4.20%, 12/15/46 (Call 06/15/46)	418	325,850
4.50%, 06/15/43(a)	292	241,320
5.35%, 06/01/33	163	157,543

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
5.55%, 05/09/35	$392	$384,149
5.95%, 04/01/36	250	252,448
6.50%, 05/15/67 (Call 05/15/37), (3 mo. LIBOR US + 2.120%)(d)	245	237,077
American Financial Group Inc./OH, 4.50%, 06/15/47 (Call 12/15/46)	320	241,346
American International Group Inc.
3.88%, 01/15/35 (Call 07/15/34)(a)	135	111,006
4.38%, 06/30/50 (Call 12/30/49)	600	468,054
4.50%, 07/16/44 (Call 01/16/44)	385	306,770
4.75%, 04/01/48 (Call 10/01/47)	604	498,588
4.80%, 07/10/45 (Call 01/10/45)	420	345,596
6.25%, 05/01/36	415	418,435
AmFam Holdings Inc., 3.83%, 03/11/51 (Call 09/11/50)(b)	317	195,830
Aon Corp., 6.25%, 09/30/40	365	362,739
Aon Corp./Aon Global Holdings PLC
2.90%, 08/23/51 (Call 02/23/51)	469	272,923
3.90%, 02/28/52 (Call 08/28/51)	405	287,058
Aon Global Ltd.
4.25%, 12/12/42	195	144,601
4.60%, 06/14/44 (Call 03/14/44)	184	147,774
4.75%, 05/15/45 (Call 11/15/44)	159	129,889
Aon PLC, 4.45%, 05/24/43 (Call 02/24/43)	190	144,623
Arch Capital Finance LLC, 5.03%, 12/15/46 (Call 06/15/46)	260	211,419
Arch Capital Group Ltd.
3.64%, 06/30/50 (Call 12/30/49)	633	406,749
7.35%, 05/01/34	270	289,886
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	250	211,526
Arthur J Gallagher & Co.
3.05%, 03/09/52 (Call 09/09/51)	140	81,372
3.50%, 05/20/51 (Call 11/20/50)(a)	542	349,087
Assurant Inc., 6.75%, 02/15/34	208	201,461
Assured Guaranty U.S. Holdings Inc., 3.60%, 09/15/51 (Call 03/15/51)	280	171,468
Athene Holding Ltd.
3.45%, 05/15/52 (Call 11/15/51)	350	205,522
3.95%, 05/25/51 (Call 11/25/50)	281	179,319
AXIS Specialty Finance PLC, 5.15%, 04/01/45	188	153,156
Berkshire Hathaway Finance Corp.
2.50%, 01/15/51 (Call 07/15/50)	616	349,359
2.85%, 10/15/50 (Call 04/15/50)	1,106	680,823
3.85%, 03/15/52 (Call 09/15/51)	990	726,149
4.20%, 08/15/48 (Call 02/15/48)	1,291	1,039,587
4.25%, 01/15/49 (Call 07/15/48)	1,120	909,799
4.30%, 05/15/43	351	289,248
4.40%, 05/15/42(a)	592	506,083
5.75%, 01/15/40	619	625,051
Berkshire Hathaway Inc., 4.50%, 02/11/43	636	544,358
Brighthouse Financial Inc.
3.85%, 12/22/51 (Call 06/22/51)(a)	165	97,010
4.70%, 06/22/47 (Call 12/22/46)	626	434,503
Brown & Brown Inc., 4.95%, 03/17/52 (Call 09/17/51)	300	227,970
Chubb Corp. (The)
6.00%, 05/11/37	345	353,077
Series 1, 6.50%, 05/15/38	355	374,105
Chubb INA Holdings Inc.
2.85%, 12/15/51 (Call 06/15/51)(a)	395	240,701
3.05%, 12/15/61 (Call 06/15/61)	595	350,382
4.15%, 03/13/43	225	178,421
4.35%, 11/03/45 (Call 05/03/45)	860	701,130

Security	Par (000)	Value

Insurance (continued)
6.70%, 05/15/36	$75	$80,141
Cincinnati Financial Corp., 6.13%, 11/01/34	325	328,729
Corebridge Financial Inc.
4.35%, 04/05/42 (Call 10/05/41)(a)(b)	340	254,871
4.40%, 04/05/52 (Call 10/05/51)(a)(b)	725	529,408
Empower Finance 2020 LP, 3.08%, 09/17/51 (Call 03/17/51)(b)	397	225,514
Equitable Holdings Inc., 5.00%, 04/20/48 (Call 10/20/47)	815	653,606
Everest Reinsurance Holdings Inc.
3.13%, 10/15/52 (Call 04/15/52)	695	402,986
3.50%, 10/15/50 (Call 04/15/50)	585	370,696
4.87%, 06/01/44	120	95,584
Farmers Exchange Capital II, 6.15%, 11/01/53 (Call 11/01/33), (3 mo. LIBOR US + 3.744%)(b)(d)	160	151,848
Farmers Exchange Capital III, 5.45%, 10/15/54 (Call 10/15/34), (3 mo. LIBOR US + 3.454%)(b)(d)	170	150,538
Farmers Insurance Exchange, 4.75%, 11/01/57 (Call 11/01/37), (3 mo. LIBOR US + 1.374%)(b)(d)	550	434,413
Fidelity National Financial Inc., 3.20%, 09/17/51 (Call 03/17/51)	245	131,060
Great-West Lifeco Finance 2018 LP, 4.58%, 05/17/48 (Call 11/17/47)(b)	356	275,637
Great-West Lifeco Finance Delaware LP, 4.15%, 06/03/47 (Call 12/03/46)(b)	488	355,689
Guardian Life Insurance Co. of America (The)
3.70%, 01/22/70 (Call 07/22/69)(a)(b)	189	115,092
4.85%, 01/24/77(b)	275	207,083
4.88%, 06/19/64(b)	351	274,128
Hartford Financial Services Group Inc. (The)
2.90%, 09/15/51 (Call 03/15/51)	335	196,278
3.60%, 08/19/49 (Call 02/19/49)	412	279,828
4.30%, 04/15/43	194	146,649
4.40%, 03/15/48 (Call 09/15/47)	179	140,081
5.95%, 10/15/36	235	225,467
6.10%, 10/01/41	290	278,743
6.63%, 03/30/40	205	205,010
Hill City Funding Trust, 4.05%, 08/15/41 (Call 02/15/41)(b)	200	131,550
Jackson Financial Inc., 4.00%, 11/23/51 (Call 05/23/51)	215	129,448
Liberty Mutual Group Inc.
3.95%, 10/15/50 (Call 04/15/50)(b)	826	531,192
3.95%, 05/15/60 (Call 11/15/59)(b)	329	198,143
4.85%, 08/01/44(b)	5	4,007
5.50%, 06/15/52 (Call 12/15/51)(a)(b)	645	530,475
6.50%, 03/15/35(b)	325	321,399
6.50%, 05/01/42(b)	160	150,447
Liberty Mutual Insurance Co., 7.70%, 10/15/97(a)(b)	205	214,925
Lincoln National Corp.
4.35%, 03/01/48 (Call 09/01/47)	201	147,141
4.38%, 06/15/50 (Call 12/15/49)(a)	171	122,857
6.30%, 10/09/37	216	210,084
7.00%, 06/15/40	343	347,115
Loews Corp.
4.13%, 05/15/43 (Call 11/15/42)	205	153,557
6.00%, 02/01/35	356	353,251
Manulife Financial Corp., 5.38%, 03/04/46	410	367,853
Maple Grove Funding Trust I, 4.16%, 08/15/51 (Call 02/15/51)(b)	350	229,730
Markel Corp.
3.45%, 05/07/52 (Call 11/07/51)(a)	335	211,710
4.15%, 09/17/50 (Call 03/17/50)	265	187,301

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
4.30%, 11/01/47 (Call 05/01/47)	$255	$186,416
5.00%, 03/30/43	195	162,243
5.00%, 04/05/46	210	175,571
5.00%, 05/20/49 (Call 11/20/48)	318	259,448
Marsh & McLennan Companies Inc.
2.90%, 12/15/51 (Call 06/15/51)(a)	195	114,366
4.20%, 03/01/48 (Call 09/01/47)	300	229,363
4.35%, 01/30/47 (Call 07/30/46)	386	301,013
4.75%, 03/15/39 (Call 09/15/38)	280	240,517
4.90%, 03/15/49 (Call 09/15/48)	681	581,301
5.88%, 08/01/33	375	373,377
6.25%, 11/01/52(a)	125	127,638
Massachusetts Mutual Life Insurance Co.
3.20%, 12/01/61(b)	340	196,090
3.38%, 04/15/50(b)	284	183,531
3.73%, 10/15/70(b)	421	262,248
4.50%, 04/15/65(b)	190	137,563
4.90%, 04/01/77(b)	254	195,402
5.08%, 02/15/69 (Call 02/15/49), (3 mo. LIBOR US + 3.191%)(b)(d)	395	331,714
5.38%, 12/01/41(a)(b)	346	300,696
MetLife Capital Trust IV, 7.88%, 12/15/67 (Call 12/15/32)(b)	470	492,231
MetLife Inc.
4.05%, 03/01/45	538	413,011
4.13%, 08/13/42	343	268,519
4.60%, 05/13/46 (Call 11/13/45)	492	409,691
4.72%, 12/15/44	322	265,821
4.88%, 11/13/43	482	414,876
5.00%, 07/15/52 (Call 01/15/52)	665	580,274
5.70%, 06/15/35	534	528,167
5.88%, 02/06/41	550	526,680
6.38%, 06/15/34	512	532,600
6.40%, 12/15/66 (Call 12/15/31)	713	657,971
6.50%, 12/15/32	340	357,908
9.25%, 04/08/68 (Call 04/08/33)(a)(b)	125	143,497
10.75%, 08/01/69 (Call 08/01/34)	291	375,975
Mutual of Omaha Insurance Co., 6.80%, 06/15/36(b)	65	66,067
National Life Insurance Co., 5.25%, 07/19/68 (Call 07/19/48), (3 mo. LIBOR US + 3.314%)(a)(b)(d)	105	84,927
Nationwide Financial Services Inc.
3.90%, 11/30/49 (Call 05/30/49)(b)	504	329,966
5.30%, 11/18/44(b)	259	212,288
6.75%, 05/15/87	125	118,125
Nationwide Mutual Insurance Co.
4.35%, 04/30/50 (Call 10/30/49)(b)	814	581,684
4.95%, 04/22/44(b)	212	171,193
7.88%, 04/01/33(a)(b)	185	201,930
9.38%, 08/15/39(a)(b)	501	617,167
New York Life Insurance Co.
3.75%, 05/15/50 (Call 11/15/49)(b)	583	411,491
4.45%, 05/15/69 (Call 11/15/68)(b)	560	421,218
5.88%, 05/15/33(b)	700	698,528
6.75%, 11/15/39(b)	700	757,592
Northwestern Mutual Life Insurance Co. (The)
3.45%, 03/30/51 (Call 09/30/50)(b)	405	263,570
3.63%, 09/30/59 (Call 03/30/59)(a)(b)	805	513,380
3.85%, 09/30/47 (Call 03/30/47)(b)	635	459,033
6.06%, 03/30/40(a)(b)	812	786,250
Ohio National Life Insurance Co. (The), 6.88%, 06/15/42(a)(b)	200	181,120

Security	Par (000)	Value

Insurance (continued)
Old Republic International Corp., 3.85%, 06/11/51 (Call 12/11/50)	$425	$275,643
OneAmerica Financial Partners Inc., 4.25%, 10/15/50 (Call 04/15/50)(b)	110	74,044
Pacific Life Insurance Co.
4.30%, 10/24/67 (Call 10/24/47), (3 mo. LIBOR US + 2.796%)(b)(d)	495	361,551
9.25%, 06/15/39(a)(b)	185	233,154
Pacific LifeCorp, 5.40%, 09/15/52 (Call 03/15/52)(b)	165	145,856
Pacific LifeCorp.
3.35%, 09/15/50 (Call 03/15/50)(b)	400	254,140
5.13%, 01/30/43(b)	190	163,307
6.60%, 09/15/33(a)(b)	470	490,059
Penn Mutual Life Insurance Co. (The), 3.80%, 04/29/61(a)(b)	330	198,362
Principal Financial Group Inc.
4.30%, 11/15/46 (Call 05/15/46)(a)	210	161,677
4.35%, 05/15/43	193	149,909
4.63%, 09/15/42	192	154,607
6.05%, 10/15/36	321	313,578
Progressive Corp. (The)
3.70%, 01/26/45	255	185,051
3.70%, 03/15/52 (Call 09/15/51)	245	173,514
3.95%, 03/26/50 (Call 09/26/49)	263	195,061
4.13%, 04/15/47 (Call 10/15/46)	498	387,999
4.20%, 03/15/48 (Call 09/15/47)	391	305,971
4.35%, 04/25/44	193	155,938
6.25%, 12/01/32	142	148,178
Prudential Financial Inc.
3.00%, 03/10/40 (Call 09/10/39)	245	168,113
3.70%, 03/13/51 (Call 09/13/50)	859	608,868
3.91%, 12/07/47 (Call 06/07/47)	471	347,338
3.94%, 12/07/49 (Call 06/07/49)(a)	574	420,504
4.35%, 02/25/50 (Call 08/25/49)	549	435,096
4.42%, 03/27/48 (Call 09/27/47)	280	224,423
4.60%, 05/15/44(a)	513	423,381
5.70%, 12/14/36	456	445,352
5.75%, 07/15/33	227	225,132
6.63%, 12/01/37	345	361,087
6.63%, 06/21/40	209	213,367
Securian Financial Group Inc., 4.80%, 04/15/48(a)(b)	210	161,464
Selective Insurance Group Inc., 5.38%, 03/01/49 (Call 09/01/48)(a)	152	122,742
Sompo International Holdings Ltd., 7.00%, 07/15/34	175	176,874
Swiss Re Treasury U.S. Corp., 4.25%, 12/06/42(b)	305	247,139
Teachers Insurance & Annuity Association of America
3.30%, 05/15/50 (Call 11/15/49)(b)	545	350,403
4.27%, 05/15/47 (Call 11/15/46)(b)	1,175	915,763
4.90%, 09/15/44(a)(b)	902	767,427
6.85%, 12/16/39(b)	815	852,694
Transatlantic Holdings Inc., 8.00%, 11/30/39	364	422,154
Travelers Companies Inc. (The)
2.55%, 04/27/50 (Call 10/27/49)(a)	269	154,960
3.05%, 06/08/51 (Call 12/08/50)(a)	265	167,816
3.75%, 05/15/46 (Call 11/15/45)	362	266,559
4.00%, 05/30/47 (Call 11/30/46)	454	344,936
4.05%, 03/07/48 (Call 09/07/47)	281	214,520
4.10%, 03/04/49 (Call 09/04/48)	316	242,609
4.30%, 08/25/45 (Call 02/25/45)	235	186,328
4.60%, 08/01/43	274	229,168
5.35%, 11/01/40	460	431,221

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
6.25%, 06/15/37	$632	$656,642
6.75%, 06/20/36	237	256,250
Travelers Property Casualty Corp., 6.38%, 03/15/33	285	302,788
Trinity Acquisition PLC, 6.13%, 08/15/43	189	171,818
Unum Group
4.13%, 06/15/51 (Call 12/15/50)	200	125,895
4.50%, 12/15/49 (Call 06/15/49)	295	193,532
5.75%, 08/15/42(a)	330	271,951
Voya Financial Inc.
4.80%, 06/15/46	138	105,451
5.70%, 07/15/43	270	233,300
W R Berkley Corp.
3.15%, 09/30/61 (Call 03/30/61)	255	143,966
3.55%, 03/30/52 (Call 09/30/51)	173	113,346
4.00%, 05/12/50 (Call 11/12/49)	287	205,831
4.75%, 08/01/44(a)	235	192,764
Western & Southern Financial Group Inc., 5.75%, 07/15/33(a)(b)	240	234,848
Western & Southern Life Insurance Co. (The)
3.75%, 04/28/61 (Call 10/28/60)(b)	270	172,466
5.15%, 01/15/49 (Call 07/15/48)(b)	285	240,269
Willis North America Inc.
3.88%, 09/15/49 (Call 03/15/49)	321	211,382
5.05%, 09/15/48 (Call 03/15/48)	188	147,957
WR Berkley Corp., 6.25%, 02/15/37(a)	220	220,553
XLIT Ltd.
5.25%, 12/15/43	240	221,036
5.50%, 03/31/45	296	261,465

		66,352,411

Internet — 1.7%
Alibaba Group Holding Ltd.
2.70%, 02/09/41 (Call 08/09/40)	633	324,420
3.15%, 02/09/51 (Call 08/09/50)	630	304,946
3.25%, 02/09/61 (Call 08/09/60)	540	250,009
4.00%, 12/06/37 (Call 06/06/37)	532	362,925
4.20%, 12/06/47 (Call 06/06/47)(a)	1,142	689,315
4.40%, 12/06/57 (Call 06/06/57)	485	290,034
4.50%, 11/28/34 (Call 05/28/34)	200	157,524
Alphabet Inc.
1.90%, 08/15/40 (Call 02/15/40)	549	347,083
2.05%, 08/15/50 (Call 02/15/50)	1,323	756,509
2.25%, 08/15/60 (Call 02/15/60)(a)	1,094	597,316
Amazon.com Inc.
2.50%, 06/03/50 (Call 12/03/49)(a)	1,436	852,857
2.70%, 06/03/60 (Call 12/03/59)(a)	1,278	724,946
2.88%, 05/12/41 (Call 11/12/40)	1,227	870,850
3.10%, 05/12/51 (Call 11/12/50)	1,916	1,292,236
3.25%, 05/12/61 (Call 11/12/60)	1,057	681,384
3.88%, 08/22/37 (Call 02/22/37)	1,483	1,260,838
3.95%, 04/13/52 (Call 10/13/51)	1,520	1,190,246
4.05%, 08/22/47 (Call 02/22/47)	1,764	1,434,011
4.10%, 04/13/62 (Call 10/13/61)	825	634,000
4.25%, 08/22/57 (Call 02/22/57)(a)	1,280	1,030,543
4.80%, 12/05/34 (Call 06/05/34)(a)	464	451,384
4.95%, 12/05/44 (Call 06/05/44)	901	842,571
eBay Inc.
3.65%, 05/10/51 (Call 11/10/50)	560	368,602
4.00%, 07/15/42 (Call 01/15/42)	526	386,590
JD.com Inc., 4.13%, 01/14/50 (Call 07/14/49)	208	131,335

Security	Par (000)	Value

Internet (continued)
Meta Platforms Inc.
4.45%, 08/15/52 (Call 02/15/52)(b)	$1,605	$1,191,128
4.65%, 08/15/62 (Call 02/15/62)(b)	735	542,081
Prosus NV
3.83%, 02/08/51 (Call 08/08/50)(b)	720	380,074
4.03%, 08/03/50 (Call 02/03/50)(b)	832	445,845
4.99%, 01/19/52 (Call 07/19/51)(b)	415	257,669
Tencent Holdings Ltd.
3.24%, 06/03/50 (Call 12/03/49)(b)	1,177	613,449
3.29%, 06/03/60 (Call 12/03/59)(b)	418	202,131
3.68%, 04/22/41 (Call 10/22/40)(b)	442	278,514
3.84%, 04/22/51 (Call 10/22/50)(b)	870	507,238
3.93%, 01/19/38 (Call 07/19/37)(a)(b)	555	377,969
3.94%, 04/22/61 (Call 10/22/60)(b)	555	312,010
4.53%, 04/11/49 (Call 10/11/48)(a)(b)	366	242,238

		21,582,820

Iron & Steel — 0.3%
ArcelorMittal SA
6.75%, 03/01/41	285	257,671
7.00%, 10/15/39(a)	435	408,499
Nucor Corp.
2.98%, 12/15/55 (Call 06/15/55)	408	230,552
3.85%, 04/01/52 (Call 09/01/51)	245	172,190
4.40%, 05/01/48 (Call 11/01/47)(a)	310	241,435
5.20%, 08/01/43 (Call 02/01/43)(a)	272	238,181
6.40%, 12/01/37(a)	150	152,430
Reliance Steel & Aluminum Co., 6.85%, 11/15/36	255	255,934
Steel Dynamics Inc., 3.25%, 10/15/50 (Call 04/15/50)	207	122,620
Vale Overseas Ltd.
6.88%, 11/21/36	895	869,856
6.88%, 11/10/39	840	800,327
8.25%, 01/17/34	285	309,552
Vale SA, 5.63%, 09/11/42	166	145,791

		4,205,038

Leisure Time — 0.0%
Brunswick Corp., 5.10%, 04/01/52 (Call 10/01/51)	240	159,515
Harley-Davidson Inc., 4.63%, 07/28/45 (Call 01/28/45)	199	139,110

		298,625

Lodging — 0.0%
Marriott International Inc./MD
4.50%, 10/01/34 (Call 04/01/34)	165	134,086
Series II, 2.75%, 10/15/33 (Call 07/15/33)	47	34,123

		168,209

Machinery — 0.5%
ABB Finance USA Inc., 4.38%, 05/08/42	350	285,203
Caterpillar Inc.
3.25%, 09/19/49 (Call 03/19/49)	503	354,369
3.25%, 04/09/50 (Call 10/09/49)(a)	593	416,344
3.80%, 08/15/42	1,013	817,028
4.30%, 05/15/44 (Call 11/15/43)	231	197,537
4.75%, 05/15/64 (Call 11/15/63)	275	234,008
5.20%, 05/27/41	567	546,677
5.30%, 09/15/35	197	194,219
6.05%, 08/15/36	484	507,293
Crane Holdings Co., 4.20%, 03/15/48 (Call 09/15/47)	240	158,855
Deere & Co.
2.88%, 09/07/49 (Call 03/07/49)	413	274,168
3.75%, 04/15/50 (Call 10/15/49)(a)	340	267,072
3.90%, 06/09/42 (Call 12/09/41)(a)	735	609,124

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
Dover Corp.
5.38%, 10/15/35(a)	$240	$223,122
5.38%, 03/01/41 (Call 12/01/40)	255	230,691
6.60%, 03/15/38	95	95,618
Otis Worldwide Corp.
3.11%, 02/15/40 (Call 08/15/39)(a)	337	233,995
3.36%, 02/15/50 (Call 08/15/49)	460	298,361
Rockwell Automation Inc.
2.80%, 08/15/61 (Call 02/15/61)	230	126,083
4.20%, 03/01/49 (Call 09/01/48)	449	358,446
6.25%, 12/01/37(a)	50	51,267
Xylem Inc./NY, 4.38%, 11/01/46 (Call 05/01/46)	240	188,355

		6,667,835

Manufacturing — 1.1%
3M Co.
3.13%, 09/19/46 (Call 03/19/46)	359	232,276
3.25%, 08/26/49 (Call 02/26/49)(a)	759	504,730
3.63%, 10/15/47 (Call 04/15/47)	421	295,289
3.70%, 04/15/50 (Call 10/15/49)(a)	278	198,631
3.88%, 06/15/44	150	111,362
4.00%, 09/14/48 (Call 03/14/48)(a)	719	543,311
5.70%, 03/15/37(a)	140	135,776
Eaton Corp.
3.92%, 09/15/47 (Call 03/15/47)	275	208,291
4.00%, 11/02/32	142	125,705
4.15%, 03/15/33 (Call 12/15/32)	280	248,346
4.15%, 11/02/42	840	677,404
4.70%, 08/23/52 (Call 02/23/52)(a)	347	294,654
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	3,934	3,470,934
General Electric Co.
4.35%, 05/01/50 (Call 11/01/49)(a)	695	547,762
4.50%, 03/11/44	305	250,691
5.88%, 01/14/38	105	103,484
6.15%, 08/07/37(a)	400	388,704
6.88%, 01/10/39	125	133,653
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	499	398,599
4.88%, 09/15/41 (Call 03/15/41)	540	491,241
Parker-Hannifin Corp.
4.00%, 06/14/49 (Call 12/14/48)	424	313,010
4.10%, 03/01/47 (Call 09/01/46)	275	206,662
4.20%, 11/21/34 (Call 05/21/34)	107	91,942
4.45%, 11/21/44 (Call 05/21/44)	242	190,864
6.25%, 05/15/38	345	340,973
Siemens Financieringsmaatschappij NV
2.88%, 03/11/41(b)	880	601,977
3.30%, 09/15/46(b)	469	327,617
4.20%, 03/16/47(a)(b)	825	670,249
4.40%, 05/27/45(b)	1,083	904,750
Trane Technologies Global Holding Co. Ltd.
4.30%, 02/21/48 (Call 08/21/47)	215	159,368
5.75%, 06/15/43	233	215,003
Trane Technologies Luxembourg Finance SA
4.50%, 03/21/49 (Call 09/21/48)	178	136,124
4.65%, 11/01/44 (Call 05/01/44)	173	137,487

		13,656,869

Security	Par (000)	Value

Media — 4.8%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.50%, 06/01/41 (Call 12/01/40)	$922	$582,441
3.50%, 03/01/42 (Call 09/01/41)	885	552,971
3.70%, 04/01/51 (Call 10/01/50)	1,254	751,717
3.85%, 04/01/61 (Call 10/01/60)	1,095	631,432
3.90%, 06/01/52 (Call 12/01/51)	1,403	868,797
3.95%, 06/30/62 (Call 12/30/61)	900	526,878
4.40%, 04/01/33 (Call 01/01/33)(a)	185	153,689
4.40%, 12/01/61 (Call 06/01/61)	903	572,569
4.80%, 03/01/50 (Call 09/01/49)	1,637	1,158,550
5.13%, 07/01/49 (Call 01/01/49)(a)	777	572,940
5.25%, 04/01/53 (Call 10/01/52)	840	631,595
5.38%, 04/01/38 (Call 10/01/37)	559	449,207
5.38%, 05/01/47 (Call 11/01/46)	1,450	1,115,368
5.50%, 04/01/63 (Call 10/01/62)	655	494,896
5.75%, 04/01/48 (Call 10/01/47)	1,456	1,167,830
6.38%, 10/23/35 (Call 04/23/35)	858	783,667
6.48%, 10/23/45 (Call 04/23/45)	2,095	1,854,976
6.83%, 10/23/55 (Call 04/23/55)	295	265,877
Comcast Corp.
2.45%, 08/15/52 (Call 02/15/52)(a)	801	437,578
2.65%, 08/15/62 (Call 02/15/62)(a)	498	260,007
2.80%, 01/15/51 (Call 07/15/50)(a)	1,091	648,547
2.89%, 11/01/51 (Call 05/01/51)	2,937	1,764,422
2.94%, 11/01/56 (Call 05/01/56)(a)	3,203	1,852,224
2.99%, 11/01/63 (Call 05/01/63)	2,147	1,209,188
3.20%, 07/15/36 (Call 01/15/36)	500	380,951
3.25%, 11/01/39 (Call 05/01/39)	935	676,859
3.40%, 07/15/46 (Call 01/15/46)	887	604,208
3.45%, 02/01/50 (Call 08/01/49)	1,170	790,070
3.75%, 04/01/40 (Call 10/01/39)	1,059	815,586
3.90%, 03/01/38 (Call 09/01/37)	840	679,620
3.97%, 11/01/47 (Call 05/01/47)	1,289	954,718
4.00%, 08/15/47 (Call 02/15/47)	557	416,849
4.00%, 03/01/48 (Call 09/01/47)	617	464,236
4.00%, 11/01/49 (Call 05/01/49)	1,183	874,353
4.05%, 11/01/52 (Call 05/01/52)(a)	468	346,642
4.20%, 08/15/34 (Call 02/15/34)	541	472,620
4.25%, 01/15/33	804	725,709
4.40%, 08/15/35 (Call 02/15/35)	507	443,966
4.60%, 10/15/38 (Call 04/15/38)	713	618,574
4.60%, 08/15/45 (Call 02/15/45)	505	410,416
4.65%, 07/15/42	471	395,485
4.70%, 10/15/48 (Call 04/15/48)	1,130	946,660
4.75%, 03/01/44	310	260,714
4.95%, 10/15/58 (Call 04/15/58)(a)	357	300,269
5.65%, 06/15/35	505	496,063
6.40%, 03/01/40	125	126,173
6.45%, 03/15/37	435	451,489
6.50%, 11/15/35	547	575,074
6.55%, 07/01/39	100	105,982
6.95%, 08/15/37	275	299,188
7.05%, 03/15/33	497	540,291
Cox Communications Inc.
2.95%, 10/01/50 (Call 04/01/50)(b)	490	278,005
3.60%, 06/15/51 (Call 12/15/50)(a)(b)	372	239,933
4.50%, 06/30/43 (Call 12/30/42)(b)	276	211,784
4.60%, 08/15/47 (Call 02/15/47)(b)	210	161,682
4.70%, 12/15/42(b)	221	174,141

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
4.80%, 02/01/35 (Call 08/01/34)(b)	$244	$211,088
8.38%, 03/01/39(b)	290	335,752
Discovery Communications LLC
4.00%, 09/15/55 (Call 03/15/55)	824	470,157
4.65%, 05/15/50 (Call 11/15/49)	492	322,671
4.88%, 04/01/43	335	236,849
4.95%, 05/15/42	246	175,640
5.00%, 09/20/37 (Call 03/20/37)	240	184,879
5.20%, 09/20/47 (Call 03/20/47)	850	604,240
5.30%, 05/15/49 (Call 11/15/48)	473	340,723
6.35%, 06/01/40	474	403,310
Fox Corp.
5.48%, 01/25/39 (Call 07/25/38)	748	642,361
5.58%, 01/25/49 (Call 07/25/48)(a)	892	743,243
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)(a)	297	235,991
6.13%, 01/31/46 (Call 07/31/45)(a)	340	317,482
6.63%, 01/15/40	826	780,000
NBCUniversal Media LLC
4.45%, 01/15/43	534	435,850
5.95%, 04/01/41	456	445,708
6.40%, 04/30/40	90	91,654
Paramount Global
4.38%, 03/15/43	823	553,965
4.60%, 01/15/45 (Call 07/15/44)	365	243,744
4.85%, 07/01/42 (Call 01/01/42)	272	196,395
4.90%, 08/15/44 (Call 02/15/44)	250	175,134
4.95%, 05/19/50 (Call 11/19/49)	518	362,225
5.25%, 04/01/44 (Call 10/01/43)	215	157,231
5.50%, 05/15/33	371	324,853
5.85%, 09/01/43 (Call 03/01/43)	701	570,345
5.90%, 10/15/40 (Call 04/15/40)	205	166,452
6.88%, 04/30/36	673	627,431
Sky Group Finance Ltd., 6.50%, 10/15/35(b)	255	268,029
Thomson Reuters Corp.
5.50%, 08/15/35	280	258,879
5.65%, 11/23/43 (Call 05/23/43)	150	133,618
5.85%, 04/15/40	355	330,650
Time Warner Cable Enterprises LLC, 8.38%, 07/15/33	585	618,424
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	653	445,886
5.50%, 09/01/41 (Call 03/01/41)	752	590,184
5.88%, 11/15/40 (Call 05/15/40)	700	567,815
6.55%, 05/01/37	904	806,277
6.75%, 06/15/39	924	817,659
7.30%, 07/01/38	915	854,189
TWDC Enterprises 18 Corp.
3.00%, 07/30/46	440	287,977
3.70%, 12/01/42	417	315,067
4.13%, 06/01/44	697	561,534
4.38%, 08/16/41	295	249,171
Series E, 4.13%, 12/01/41	390	316,046
Walt Disney Co. (The)
2.75%, 09/01/49 (Call 03/01/49)	1,334	826,135
3.50%, 05/13/40 (Call 11/13/39)	1,170	893,499
3.60%, 01/13/51 (Call 07/13/50)(a)	1,705	1,241,478
3.80%, 05/13/60 (Call 11/13/59)	423	301,506
4.63%, 03/23/40 (Call 09/23/39)	395	347,648
4.70%, 03/23/50 (Call 09/23/49)	965	835,513
4.75%, 09/15/44 (Call 03/15/44)	524	459,898

Security	Par (000)	Value

Media (continued)
4.75%, 11/15/46 (Call 05/15/46)	$204	$175,987
4.95%, 10/15/45 (Call 04/15/45)	372	327,779
5.40%, 10/01/43	395	370,394
6.15%, 03/01/37	190	194,837
6.15%, 02/15/41	485	497,809
6.20%, 12/15/34	376	392,308
6.40%, 12/15/35	209	221,659
6.55%, 03/15/33	176	187,810
6.65%, 11/15/37	706	764,490
7.75%, 12/01/45	285	337,688

		60,698,892

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.
3.90%, 01/15/43 (Call 07/15/42)	116	91,268
4.20%, 06/15/35 (Call 12/15/34)	431	381,605
4.38%, 06/15/45 (Call 12/15/44)	241	198,947
Valmont Industries Inc.
5.00%, 10/01/44 (Call 04/01/44)	330	265,104
5.25%, 10/01/54 (Call 04/01/54)	178	144,296

		1,081,220

Mining — 1.7%
Anglo American Capital PLC
3.95%, 09/10/50 (Call 03/10/50)(a)(b)	379	249,701
4.75%, 03/16/52 (Call 09/16/51)(a)(b)	410	305,085
Barrick Gold Corp.
5.25%, 04/01/42	417	369,598
6.45%, 10/15/35	220	223,706
Barrick International Barbados Corp., 6.35%, 10/15/36(b)	360	356,240
Barrick North America Finance LLC
5.70%, 05/30/41	415	389,544
5.75%, 05/01/43	370	346,056
7.50%, 09/15/38(a)	270	294,874
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	543	520,561
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	861	707,385
5.00%, 09/30/43(a)	1,363	1,247,253
Corp. Nacional del Cobre de Chile
3.15%, 01/15/51 (Call 07/15/50)(b)	345	209,284
3.70%, 01/30/50 (Call 07/30/49)(b)	1,530	976,369
4.25%, 07/17/42(b)	430	315,917
4.38%, 02/05/49 (Call 08/05/48)(b)	738	543,607
4.50%, 08/01/47 (Call 02/01/47)(b)	962	724,312
4.88%, 11/04/44(b)	430	351,975
5.63%, 09/21/35(b)	100	94,116
5.63%, 10/18/43(a)(b)	545	483,461
6.15%, 10/24/36(a)(b)	313	301,092
Freeport Indonesia PT, 6.20%, 04/14/52 (Call 10/14/51)(b)	200	150,720
Freeport-McMoRan Inc.
5.40%, 11/14/34 (Call 05/14/34)(a)	467	415,086
5.45%, 03/15/43 (Call 09/15/42)(a)	1,019	837,108
Fresnillo PLC, 4.25%, 10/02/50 (Call 04/02/50)(b)	435	295,616
Glencore Canada Corp., 6.20%, 06/15/35	275	250,186
Glencore Finance Canada Ltd.
5.55%, 10/25/42(a)(b)	175	144,437
6.00%, 11/15/41(a)(b)	343	298,945
6.90%, 11/15/37(b)	560	553,746
Glencore Funding LLC
3.38%, 09/23/51 (Call 03/23/51)(b)	175	103,060
3.88%, 04/27/51 (Call 10/27/50)(a)(b)	160	104,153

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
Indonesia Asahan Aluminium Persero PT
5.80%, 05/15/50 (Call 11/15/49)(a)(b)	$300	$216,750
6.76%, 11/15/48(a)(b)	244	200,461
Industrias Penoles SAB de CV
4.75%, 08/06/50 (Call 02/06/50)(b)	283	202,067
5.65%, 09/12/49 (Call 03/12/49)(a)(b)	210	173,565
Kinross Gold Corp., 6.88%, 09/01/41 (Call 03/01/41)(a)	202	185,685
Minera Mexico SA de CV, 4.50%, 01/26/50 (Call 07/26/49)(b)	530	353,112
Newcrest Finance Pty Ltd.
4.20%, 05/13/50 (Call 11/13/49)(a)(b)	123	85,290
5.75%, 11/15/41(b)	505	435,890
Newmont Corp.
4.88%, 03/15/42 (Call 09/15/41)(a)	528	445,105
5.45%, 06/09/44 (Call 12/09/43)	205	182,677
5.88%, 04/01/35	409	393,352
6.25%, 10/01/39	599	587,158
Rio Tinto Alcan Inc.
5.75%, 06/01/35	416	412,548
6.13%, 12/15/33(a)	576	597,624
Rio Tinto Finance USA Ltd.
2.75%, 11/02/51 (Call 05/02/51)	720	443,574
5.20%, 11/02/40	683	648,869
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	444	361,326
4.75%, 03/22/42 (Call 09/22/41)	93	81,919
Southern Copper Corp.
5.25%, 11/08/42	520	450,658
5.88%, 04/23/45	705	653,887
6.75%, 04/16/40	684	697,680
7.50%, 07/27/35(a)	702	747,630
Teck Resources Ltd.
5.20%, 03/01/42 (Call 09/01/41)	245	193,249
5.40%, 02/01/43 (Call 08/01/42)	185	148,938
6.00%, 08/15/40 (Call 02/15/40)	265	233,219
6.13%, 10/01/35	125	117,150
6.25%, 07/15/41 (Call 01/15/41)	242	218,393

		21,630,969

Oil & Gas — 5.7%
BG Energy Capital PLC, 5.13%, 10/15/41(b)	735	652,780
BP Capital Markets America Inc.
2.77%, 11/10/50 (Call 05/10/50)	866	522,013
2.94%, 06/04/51 (Call 12/04/50)(a)	1,302	809,801
3.00%, 02/24/50 (Call 08/24/49)	1,091	687,508
3.00%, 03/17/52 (Call 09/17/51)	729	451,522
3.06%, 06/17/41 (Call 12/17/40)	775	542,242
3.07%, 03/30/50 (Call 09/30/49)	410	362,974
3.38%, 02/08/61 (Call 08/08/60)	1,315	835,133
Canadian Natural Resources Ltd.
4.95%, 06/01/47 (Call 12/01/46)(a)	285	238,840
5.85%, 02/01/35(a)	321	298,010
6.25%, 03/15/38(a)	636	611,533
6.45%, 06/30/33	292	288,118
6.50%, 02/15/37	287	276,466
6.75%, 02/01/39	337	333,448
Cenovus Energy Inc.
3.75%, 02/15/52 (Call 08/15/51)	320	213,205
5.25%, 06/15/37 (Call 12/15/36)	141	122,468
5.40%, 06/15/47 (Call 12/15/46)	446	379,994
6.75%, 11/15/39	399	392,501

Security	Par (000)	Value

Oil & Gas (continued)
6.80%, 09/15/37	$398	$393,317
Chevron Corp.
2.98%, 05/11/40 (Call 11/11/39)	255	180,607
3.08%, 05/11/50 (Call 11/11/49)(a)	695	474,564
Chevron USA Inc.
2.34%, 08/12/50 (Call 02/12/50)(a)	548	324,338
5.25%, 11/15/43 (Call 05/15/43)	220	209,096
6.00%, 03/01/41 (Call 09/01/40)	210	220,162
CNOOC Finance 2012 Ltd., 5.00%, 05/02/42(b)	250	214,345
CNOOC Finance 2013 Ltd.
3.30%, 09/30/49 (Call 03/30/49)	470	291,418
4.25%, 05/09/43	220	169,968
CNOOC Finance 2014 ULC, 4.88%, 04/30/44	405	340,540
CNOOC Finance 2015 Australia Pty. Ltd., 4.20%, 05/05/45	365	275,992
CNOOC Petroleum North America ULC
5.88%, 03/10/35	562	534,574
6.40%, 05/15/37	445	442,419
7.50%, 07/30/39	410	455,941
CNPC HK Overseas Capital Ltd., 5.95%, 04/28/41(a)(b)	345	335,771
ConocoPhillips, 4.88%, 10/01/47 (Call 04/01/47)(a)	40	35,219
ConocoPhillips Co.
3.76%, 03/15/42	235	182,870
3.80%, 03/15/52 (Call 09/15/51)	675	502,807
4.03%, 03/15/62	1,714	1,268,693
4.30%, 11/15/44 (Call 05/15/44)	578	475,422
5.90%, 05/15/38	25	25,076
5.95%, 03/15/46 (Call 09/15/45)	120	121,797
6.50%, 02/01/39	470	503,275
Continental Resources Inc./OK, 4.90%, 06/01/44 (Call 12/01/43)	325	230,551
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	164	133,962
5.00%, 06/15/45 (Call 12/15/44)	346	288,801
5.60%, 07/15/41 (Call 01/15/41)(a)	1,046	955,452
Diamondback Energy Inc.
4.25%, 03/15/52 (Call 09/15/51)	230	166,050
4.40%, 03/24/51 (Call 09/24/50)(a)	547	410,097
Empresa Nacional del Petroleo, 4.50%, 09/14/47 (Call 03/14/47)(b)	331	211,013
Eni SpA, 5.70%, 10/01/40(b)	275	241,790
EOG Resources Inc.
3.90%, 04/01/35 (Call 10/01/34)(a)	263	224,256
4.95%, 04/15/50 (Call 10/15/49)(a)	318	287,831
5.10%, 01/15/36 (Call 07/15/35)	195	178,047
Equinor ASA
3.25%, 11/18/49 (Call 05/18/49)	621	429,009
3.63%, 04/06/40 (Call 10/06/39)	323	251,313
3.70%, 04/06/50 (Call 10/06/49)	724	544,044
3.95%, 05/15/43	509	403,743
4.25%, 11/23/41	370	307,329
4.80%, 11/08/43	436	386,703
5.10%, 08/17/40	478	444,544
Exxon Mobil Corp.
3.00%, 08/16/39 (Call 02/16/39)	483	354,020
3.10%, 08/16/49 (Call 02/16/49)(a)	883	600,524
3.45%, 04/15/51 (Call 10/15/50)(a)	1,700	1,215,060
3.57%, 03/06/45 (Call 09/06/44)	633	468,371
4.11%, 03/01/46 (Call 09/01/45)	1,314	1,053,035
4.23%, 03/19/40 (Call 09/19/39)	1,263	1,081,406
4.33%, 03/19/50 (Call 09/19/49)	1,674	1,390,490

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Hess Corp.
5.60%, 02/15/41	$923	$831,785
5.80%, 04/01/47 (Call 10/01/46)(a)	193	175,000
6.00%, 01/15/40	450	421,497
7.13%, 03/15/33	355	370,664
KazMunayGas National Co. JSC
5.75%, 04/19/47(b)	200	137,486
6.38%, 10/24/48(b)	1,340	961,530
Marathon Oil Corp.
5.20%, 06/01/45 (Call 12/01/44)	213	174,649
6.60%, 10/01/37	482	472,642
Marathon Petroleum Corp.
4.50%, 04/01/48 (Call 10/01/47)	265	199,046
4.75%, 09/15/44 (Call 03/15/44)	391	308,199
5.00%, 09/15/54 (Call 03/15/54)	268	210,453
5.85%, 12/15/45 (Call 06/15/45)	179	151,368
6.50%, 03/01/41 (Call 09/01/40)	758	738,194
Motiva Enterprises LLC, 6.85%, 01/15/40(a)(b)	423	401,291
Ovintiv Inc.
6.50%, 08/15/34(a)	390	378,791
6.50%, 02/01/38	215	204,341
6.63%, 08/15/37(a)	330	322,751
Pertamina Persero PT
4.15%, 02/25/60 (Call 08/25/59)(a)(b)	460	284,049
4.18%, 01/21/50 (Call 07/21/49)(b)	555	367,687
4.70%, 07/30/49(b)	431	309,207
5.63%, 05/20/43(b)	1,005	829,125
6.00%, 05/03/42(a)(b)	669	570,018
6.45%, 05/30/44(b)	843	756,540
6.50%, 05/27/41(a)(b)	300	270,795
6.50%, 11/07/48(b)	414	371,565
Petronas Capital Ltd.
3.40%, 04/28/61 (Call 10/28/60)(b)	570	351,460
4.50%, 03/18/45(b)	982	813,388
4.55%, 04/21/50 (Call 10/21/49)(b)	1,664	1,364,319
4.80%, 04/21/60 (Call 10/21/59)(b)	725	599,930
Phillips 66
3.30%, 03/15/52 (Call 09/15/51)	695	449,699
4.65%, 11/15/34 (Call 05/15/34)	508	455,003
4.88%, 11/15/44 (Call 05/15/44)	935	797,805
5.88%, 05/01/42	874	846,746
Phillips 66 Co.
4.68%, 02/15/45 (Call 08/15/44)(b)	240	194,332
4.90%, 10/01/46 (Call 04/01/46)(b)	378	314,606
PTTEP Treasury Center Co. Ltd., 3.90%, 12/06/59(a)(b)	585	355,112
Qatar Energy
3.13%, 07/12/41 (Call 01/12/41)(b)	1,965	1,392,792
3.30%, 07/12/51 (Call 01/12/51)(b)	2,300	1,561,125
Reliance Industries Ltd.
3.63%, 01/12/52(a)(b)	1,565	918,633
3.75%, 01/12/62(b)	420	239,662
Saudi Arabian Oil Co.
3.25%, 11/24/50 (Call 05/24/50)(b)	1,278	801,286
3.50%, 11/24/70 (Call 05/24/70)(b)	1,555	944,725
4.25%, 04/16/39(b)	1,593	1,307,057
4.38%, 04/16/49(b)	1,618	1,257,995
Shell International Finance BV
2.88%, 11/26/41 (Call 05/26/41)	390	267,673
3.00%, 11/26/51 (Call 05/26/51)	575	369,919
3.13%, 11/07/49 (Call 05/07/49)	733	486,932

Security	Par (000)	Value

Oil & Gas (continued)
3.25%, 04/06/50 (Call 10/06/49)	$1,210	$831,518
3.63%, 08/21/42	388	293,466
3.75%, 09/12/46	689	514,664
4.00%, 05/10/46	1,238	972,215
4.13%, 05/11/35	873	770,759
4.38%, 05/11/45	1,661	1,373,723
4.55%, 08/12/43	717	612,128
5.50%, 03/25/40	691	674,071
6.38%, 12/15/38	1,633	1,722,619
Sinopec Capital 2013 Ltd., 4.25%, 04/24/43(b)	325	253,162
Sinopec Group Overseas Development 2012 Ltd., 4.88%, 05/17/42(b)	620	546,299
Sinopec Group Overseas Development 2013 Ltd., 5.38%, 10/17/43(b)	250	234,370
Sinopec Group Overseas Development 2015 Ltd., 4.10%, 04/28/45(b)	550	426,118
Sinopec Group Overseas Development 2017 Ltd.
4.00%, 09/13/47(b)	400	301,572
4.25%, 04/12/47(b)	450	353,618
Sinopec Group Overseas Development 2018 Ltd.
3.35%, 05/13/50 (Call 11/13/49)(b)	290	189,198
3.44%, 11/12/49 (Call 05/12/49)(b)	200	135,026
3.68%, 08/08/49 (Call 02/08/49)(b)	273	190,615
4.60%, 09/12/48(b)	323	266,578
Suncor Energy Inc.
3.75%, 03/04/51 (Call 09/04/50)(a)	312	212,452
4.00%, 11/15/47 (Call 05/15/47)	349	254,310
5.95%, 12/01/34(a)	440	418,537
6.50%, 06/15/38	688	676,140
6.80%, 05/15/38	510	509,060
6.85%, 06/01/39	465	468,519
Thaioil Treasury Center Co. Ltd.
3.50%, 10/17/49(a)(b)	346	169,494
3.75%, 06/18/50(a)(b)	385	197,689
4.88%, 01/23/43(b)	10	7,276
5.38%, 11/20/48(a)(b)	320	220,899
TotalEnergies Capital International SA
2.99%, 06/29/41 (Call 12/29/40)	490	345,084
3.13%, 05/29/50 (Call 11/29/49)	1,404	926,611
3.39%, 06/29/60 (Call 12/29/59)	552	359,518
3.46%, 07/12/49 (Call 01/12/49)	576	404,462
Valero Energy Corp.
3.65%, 12/01/51 (Call 06/01/51)	486	322,410
4.00%, 06/01/52 (Call 12/01/51)(a)	605	427,645
4.90%, 03/15/45	191	156,736
6.63%, 06/15/37(a)	929	930,447
XTO Energy Inc., 6.75%, 08/01/37	80	83,737

		72,315,825

Oil & Gas Services — 0.4%
Baker Hughes Holdings LLC, 5.13%, 09/15/40	904	775,389
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc., 4.08%, 12/15/47 (Call 06/15/47)	499	361,594
Halliburton Co.
4.50%, 11/15/41 (Call 05/15/41)	427	334,005
4.75%, 08/01/43 (Call 02/01/43)	534	430,194
4.85%, 11/15/35 (Call 05/15/35)	554	489,420
5.00%, 11/15/45 (Call 05/15/45)(a)	1,006	833,231
6.70%, 09/15/38	590	592,285
7.45%, 09/15/39	640	682,995

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas Services (continued)
NOV Inc., 3.95%, 12/01/42 (Call 06/01/42)	$707	$466,535

		4,965,648

Packaging & Containers — 0.1%
Packaging Corp. of America
3.05%, 10/01/51 (Call 04/01/51)(a)	485	293,131
4.05%, 12/15/49 (Call 06/15/49)	125	89,888
Sonoco Products Co., 5.75%, 11/01/40 (Call 05/01/40)(a)	305	276,633
WRKCo Inc., 3.00%, 06/15/33 (Call 03/15/33)(a)	390	296,075

		955,727

Pharmaceuticals — 6.3%
AbbVie Inc.
4.05%, 11/21/39 (Call 05/21/39)	2,125	1,711,596
4.25%, 11/21/49 (Call 05/21/49)	3,117	2,418,195
4.30%, 05/14/36 (Call 11/14/35)	455	393,544
4.40%, 11/06/42	1,645	1,343,246
4.45%, 05/14/46 (Call 11/14/45)	1,169	934,951
4.50%, 05/14/35 (Call 11/14/34)(a)	1,453	1,288,024
4.55%, 03/15/35 (Call 09/15/34)	1,077	961,130
4.63%, 10/01/42 (Call 04/01/42)	261	216,772
4.70%, 05/14/45 (Call 11/14/44)	1,596	1,326,008
4.75%, 03/15/45 (Call 09/15/44)	474	396,972
4.85%, 06/15/44 (Call 12/15/43)	685	585,447
4.88%, 11/14/48 (Call 05/14/48)	1,022	870,229
AmerisourceBergen Corp.
4.25%, 03/01/45 (Call 09/01/44)(a)	301	230,488
4.30%, 12/15/47 (Call 06/15/47)	284	218,505
AstraZeneca PLC
2.13%, 08/06/50 (Call 02/06/50)	170	93,901
3.00%, 05/28/51 (Call 11/28/50)	431	286,229
4.00%, 09/18/42(a)	678	556,699
4.38%, 11/16/45	527	445,913
4.38%, 08/17/48 (Call 02/17/48)(a)	186	157,258
6.45%, 09/15/37	1,793	1,924,866
Bayer U.S. Finance II LLC
3.95%, 04/15/45 (Call 10/15/44)(b)	165	112,810
4.20%, 07/15/34 (Call 01/15/34)(b)	168	138,369
4.40%, 07/15/44 (Call 01/15/44)(a)(b)	514	379,136
4.63%, 06/25/38 (Call 12/25/37)(b)	556	454,631
4.65%, 11/15/43 (Call 05/15/43)(a)(b)	270	200,962
4.70%, 07/15/64 (Call 01/15/64)(b)	410	292,152
4.88%, 06/25/48 (Call 12/25/47)(b)	1,155	930,333
5.50%, 07/30/35(b)	210	191,428
Becton Dickinson and Co.
3.79%, 05/20/50 (Call 11/20/49)(a)	365	264,165
4.67%, 06/06/47 (Call 12/06/46)	912	763,169
4.69%, 12/15/44 (Call 06/15/44)	490	411,866
Bristol-Myers Squibb Co.
2.35%, 11/13/40 (Call 05/13/40)	582	378,403
2.55%, 11/13/50 (Call 05/13/50)	930	557,398
3.25%, 08/01/42	425	306,966
3.55%, 03/15/42 (Call 09/15/41)	895	683,179
3.70%, 03/15/52 (Call 09/15/51)	1,245	923,420
3.90%, 03/15/62 (Call 09/15/61)	550	401,744
4.13%, 06/15/39 (Call 12/15/38)	1,168	990,485
4.25%, 10/26/49 (Call 04/26/49)	2,071	1,684,336
4.35%, 11/15/47 (Call 05/15/47)	675	560,113
4.50%, 03/01/44 (Call 09/01/43)(a)	55	46,934
4.55%, 02/20/48 (Call 08/20/47)	748	639,015
4.63%, 05/15/44 (Call 11/15/43)	384	334,076

Security	Par (000)	Value

Pharmaceuticals (continued)
5.00%, 08/15/45 (Call 02/15/45)(a)	$310	$282,419
Cardinal Health Inc.
4.37%, 06/15/47 (Call 12/15/46)	291	212,738
4.50%, 11/15/44 (Call 05/15/44)	193	144,820
4.60%, 03/15/43	183	141,040
4.90%, 09/15/45 (Call 03/15/45)	309	244,728
Cigna Corp.
3.20%, 03/15/40 (Call 09/15/39)	507	360,603
3.40%, 03/15/50 (Call 09/15/49)	886	588,378
3.40%, 03/15/51 (Call 09/15/50)	1,005	666,604
3.88%, 10/15/47 (Call 04/15/47)	709	509,119
4.80%, 08/15/38 (Call 02/15/38)	1,323	1,165,807
4.80%, 07/15/46 (Call 01/16/46)	820	681,730
4.90%, 12/15/48 (Call 06/15/48)	1,434	1,217,552
5.38%, 02/15/42 (Call 08/15/41)	241	214,371
6.13%, 11/15/41	169	165,429
CVS Health Corp.
2.70%, 08/21/40 (Call 02/21/40)	779	503,149
4.13%, 04/01/40 (Call 10/01/39)	595	465,651
4.25%, 04/01/50 (Call 10/01/49)	503	377,920
4.78%, 03/25/38 (Call 09/25/37)	2,918	2,532,701
4.88%, 07/20/35 (Call 01/20/35)	294	264,140
5.05%, 03/25/48 (Call 09/25/47)	4,406	3,742,648
5.13%, 07/20/45 (Call 01/20/45)	2,132	1,833,496
5.30%, 12/05/43 (Call 06/05/43)	473	416,446
6.13%, 09/15/39	458	449,814
Eli Lilly & Co.
2.25%, 05/15/50 (Call 11/15/49)	1,187	708,194
2.50%, 09/15/60 (Call 03/15/60)	456	262,060
3.70%, 03/01/45 (Call 09/01/44)	316	250,744
3.95%, 05/15/47 (Call 11/15/46)	85	70,534
3.95%, 03/15/49 (Call 09/15/48)	145	120,725
4.15%, 03/15/59 (Call 09/15/58)	409	332,850
5.55%, 03/15/37	105	108,971
5.95%, 11/15/37(a)	205	212,345
GlaxoSmithKline Capital Inc.
4.20%, 03/18/43	300	244,401
5.38%, 04/15/34(a)	696	693,377
6.38%, 05/15/38	1,438	1,541,169
Johnson & Johnson
2.10%, 09/01/40 (Call 03/01/40)	549	360,639
2.25%, 09/01/50 (Call 03/01/50)(a)	409	241,744
2.45%, 09/01/60 (Call 03/01/60)	662	374,096
3.40%, 01/15/38 (Call 07/15/37)	692	563,182
3.50%, 01/15/48 (Call 07/15/47)	343	263,545
3.55%, 03/01/36 (Call 09/01/35)	434	370,824
3.63%, 03/03/37 (Call 09/03/36)	822	702,737
3.70%, 03/01/46 (Call 09/01/45)	1,008	801,413
3.75%, 03/03/47 (Call 09/03/46)	575	459,874
4.38%, 12/05/33 (Call 06/05/33)	378	360,174
4.50%, 09/01/40	407	369,069
4.50%, 12/05/43 (Call 06/05/43)	199	176,357
4.85%, 05/15/41(a)	221	207,475
4.95%, 05/15/33(a)	486	489,442
5.85%, 07/15/38	562	589,780
5.95%, 08/15/37(a)	580	620,004
McKesson Corp., 4.88%, 03/15/44 (Call 09/15/43)	205	179,130
Mead Johnson Nutrition Co.
4.60%, 06/01/44 (Call 12/01/43)	166	140,361
5.90%, 11/01/39	360	353,714

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Merck & Co. Inc.
2.35%, 06/24/40 (Call 12/24/39)	$679	$449,968
2.45%, 06/24/50 (Call 12/24/49)	723	434,665
2.75%, 12/10/51 (Call 06/10/51)	1,110	705,178
2.90%, 12/10/61 (Call 06/10/61)	910	553,158
3.60%, 09/15/42 (Call 03/15/42)(a)	393	301,696
3.70%, 02/10/45 (Call 08/10/44)	946	734,522
3.90%, 03/07/39 (Call 09/07/38)	672	559,278
4.00%, 03/07/49 (Call 09/07/48)	808	655,325
4.15%, 05/18/43	695	580,956
6.50%, 12/01/33	455	495,830
6.55%, 09/15/37	345	377,250
Merck Sharp & Dohme Corp.
5.75%, 11/15/36(a)	115	117,477
5.85%, 06/30/39	185	188,032
Mylan Inc.
5.20%, 04/15/48 (Call 10/15/47)	369	248,833
5.40%, 11/29/43 (Call 05/29/43)	350	249,499
Novartis Capital Corp.
2.75%, 08/14/50 (Call 02/14/50)	531	348,104
3.70%, 09/21/42	522	415,923
4.00%, 11/20/45 (Call 05/20/45)	778	638,854
4.40%, 05/06/44(a)	950	832,705
Pfizer Inc.
2.55%, 05/28/40 (Call 11/28/39)	630	435,949
2.70%, 05/28/50 (Call 11/28/49)	813	528,883
3.90%, 03/15/39 (Call 09/15/38)	420	355,102
4.00%, 12/15/36	53	46,592
4.00%, 03/15/49 (Call 09/15/48)(a)	679	558,101
4.10%, 09/15/38 (Call 03/15/38)	421	364,196
4.13%, 12/15/46	731	615,564
4.20%, 09/15/48 (Call 03/15/48)	544	459,727
4.30%, 06/15/43(a)	349	301,519
4.40%, 05/15/44	540	472,738
5.60%, 09/15/40	243	243,542
7.20%, 03/15/39	1,576	1,848,152
Takeda Pharmaceutical Co. Ltd.
3.03%, 07/09/40 (Call 01/09/40)	856	592,732
3.18%, 07/09/50 (Call 01/09/50)	1,145	737,953
3.38%, 07/09/60 (Call 01/09/60)	629	388,740
Utah Acquisition Sub Inc., 5.25%, 06/15/46 (Call 12/15/45)	609	416,119
Viatris Inc.
3.85%, 06/22/40 (Call 12/22/39)	900	560,857
4.00%, 06/22/50 (Call 12/22/49)	1,235	715,940
Wyeth LLC
5.95%, 04/01/37	1,273	1,329,125
6.00%, 02/15/36	378	390,657
6.50%, 02/01/34	635	685,565
Zoetis Inc.
3.00%, 05/15/50 (Call 11/15/49)	325	204,947
3.95%, 09/12/47 (Call 03/12/47)	261	196,675
4.45%, 08/20/48 (Call 02/20/48)	367	297,449
4.70%, 02/01/43 (Call 08/01/42)	660	562,786

		79,552,159

Pipelines — 4.3%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47(b)	1,216	1,041,990
Cameron LNG LLC
3.30%, 01/15/35 (Call 09/15/34)(b)	461	360,097
3.40%, 01/15/38 (Call 07/15/37)(a)(b)	240	186,674
3.70%, 01/15/39 (Call 07/15/38)(b)	414	310,919

Security	Par (000)	Value

Pipelines (continued)
Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/39 (Call 07/04/39)	$292	$216,673
Colonial Pipeline Co.
4.20%, 04/15/43 (Call 10/15/42)(b)	105	78,718
4.25%, 04/15/48 (Call 10/15/47)(a)(b)	385	287,349
6.38%, 08/01/37(b)	50	49,144
Columbia Pipeline Group Inc., 5.80%, 06/01/45 (Call 12/01/44)	240	215,711
DCP Midstream Operating LP
5.60%, 04/01/44 (Call 10/01/43)(a)	125	109,550
6.45%, 11/03/36(a)(b)	205	193,565
6.75%, 09/15/37(a)(b)	145	139,994
Eastern Gas Transmission & Storage Inc.
3.90%, 11/15/49 (Call 05/15/49)	183	125,311
4.60%, 12/15/44 (Call 06/15/44)	146	113,851
4.80%, 11/01/43 (Call 05/01/43)	168	135,479
EIG Pearl Holdings Sarl
3.55%, 08/31/36(a)(b)	400	307,000
4.39%, 11/30/46(b)	605	411,400
Enbridge Energy Partners LP
5.50%, 09/15/40 (Call 03/15/40)	483	430,007
7.38%, 10/15/45 (Call 04/15/45)	362	384,632
Series B, 7.50%, 04/15/38	390	411,103
Enbridge Inc.
2.50%, 08/01/33 (Call 05/01/33)(a)	537	401,551
3.40%, 08/01/51 (Call 02/01/51)	595	385,196
4.00%, 11/15/49 (Call 05/15/49)(a)	277	198,702
4.50%, 06/10/44 (Call 12/10/43)	359	281,311
5.50%, 12/01/46 (Call 06/01/46)	335	300,522
Energy Transfer LP
4.90%, 03/15/35 (Call 09/15/34)(a)	157	130,495
4.95%, 01/15/43 (Call 07/15/42)	185	139,453
5.00%, 05/15/44 (Call 11/15/43)(a)	349	264,569
5.00%, 05/15/50 (Call 11/15/49)	1,192	905,145
5.15%, 02/01/43 (Call 08/01/42)	375	288,718
5.15%, 03/15/45 (Call 09/15/44)	642	500,600
5.30%, 04/01/44 (Call 10/01/43)	441	347,070
5.30%, 04/15/47 (Call 10/15/46)(a)	570	447,703
5.35%, 05/15/45 (Call 11/15/44)	474	372,550
5.40%, 10/01/47 (Call 04/01/47)	874	693,950
5.95%, 10/01/43 (Call 04/01/43)	175	149,876
6.00%, 06/15/48 (Call 12/15/47)	519	436,723
6.05%, 06/01/41 (Call 12/01/40)(a)	405	357,296
6.10%, 02/15/42	250	215,780
6.13%, 12/15/45 (Call 06/15/45)	431	369,693
6.25%, 04/15/49 (Call 10/15/48)	964	840,945
6.50%, 02/01/42 (Call 08/01/41)	671	616,596
6.63%, 10/15/36	321	300,841
6.85%, 02/15/40(a)	150	135,609
7.50%, 07/01/38	246	245,072
Series 20Y, 5.80%, 06/15/38 (Call 12/15/37)	340	290,225
Enterprise Products Operating LLC
3.20%, 02/15/52 (Call 08/15/51)	622	384,020
3.30%, 02/15/53 (Call 08/15/52)(a)	547	342,320
3.70%, 01/31/51 (Call 07/31/50)	589	396,451
3.95%, 01/31/60 (Call 07/31/59)	696	462,239
4.20%, 01/31/50 (Call 07/31/49)	809	594,548
4.25%, 02/15/48 (Call 08/15/47)	705	523,303
4.45%, 02/15/43 (Call 08/15/42)	616	486,483
4.80%, 02/01/49 (Call 08/01/48)	771	619,525

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
4.85%, 08/15/42 (Call 02/15/42)	$465	$385,083
4.85%, 03/15/44 (Call 09/15/43)	755	620,600
4.90%, 05/15/46 (Call 11/15/45)(a)	648	529,730
4.95%, 10/15/54 (Call 04/15/54)	251	197,521
5.10%, 02/15/45 (Call 08/15/44)	559	469,525
5.70%, 02/15/42	416	382,183
5.95%, 02/01/41	420	397,844
6.13%, 10/15/39	335	322,635
6.45%, 09/01/40	290	284,519
7.55%, 04/15/38	247	264,840
Series D, 6.88%, 03/01/33	277	290,784
Series H, 6.65%, 10/15/34	216	219,571
Series J, 5.75%, 03/01/35(a)	75	70,380
Flex Intermediate Holdco LLC, 4.32%, 12/30/39 (Call 06/30/39)(b)	187	127,672
FLNG Liquefaction 2 LLC, 4.13%, 03/31/38(b)	265	225,673
Galaxy Pipeline Assets Bidco Ltd.
2.16%, 03/31/34(b)	185	150,577
2.63%, 03/31/36(b)	957	726,819
2.94%, 09/30/40(b)	1,213	909,095
3.25%, 09/30/40(b)	640	452,354
Gulfstream Natural Gas System LLC, 5.95%, 10/15/45 (Call 04/15/45)(a)(b)	160	137,538
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (Call 05/01/42)	266	203,972
5.00%, 08/15/42 (Call 02/15/42)	325	261,112
5.00%, 03/01/43 (Call 09/01/42)	462	373,115
5.40%, 09/01/44 (Call 03/01/44)	355	296,936
5.50%, 03/01/44 (Call 09/01/43)	504	425,733
5.63%, 09/01/41	249	210,996
5.80%, 03/15/35	320	298,969
6.38%, 03/01/41	269	248,591
6.50%, 02/01/37(a)	280	269,383
6.50%, 09/01/39	363	343,076
6.55%, 09/15/40	259	241,686
6.95%, 01/15/38	780	775,071
7.30%, 08/15/33	233	241,748
7.50%, 11/15/40	400	409,107
Kinder Morgan Inc.
3.25%, 08/01/50 (Call 02/01/50)	327	199,209
3.60%, 02/15/51 (Call 08/15/50)	634	410,351
5.05%, 02/15/46 (Call 08/15/45)	397	321,101
5.20%, 03/01/48 (Call 09/01/47)	418	342,323
5.30%, 12/01/34 (Call 06/01/34)	294	264,563
5.45%, 08/01/52 (Call 02/01/52)(a)	485	409,976
5.55%, 06/01/45 (Call 12/01/44)	888	767,523
Magellan Midstream Partners LP
3.95%, 03/01/50 (Call 09/01/49)(a)	435	296,643
4.20%, 12/01/42 (Call 06/01/42)	175	120,411
4.20%, 03/15/45 (Call 09/15/44)	170	115,691
4.20%, 10/03/47 (Call 04/03/47)	363	256,996
4.25%, 09/15/46 (Call 03/15/46)	335	239,751
4.85%, 02/01/49 (Call 08/01/48)	328	254,528
5.15%, 10/15/43 (Call 04/15/43)	369	301,144
6.40%, 05/01/37	125	118,121
MPLX LP
4.50%, 04/15/38 (Call 10/15/37)	922	735,024
4.70%, 04/15/48 (Call 10/15/47)	905	674,937
4.90%, 04/15/58 (Call 10/15/57)	438	317,557
4.95%, 03/14/52 (Call 09/14/51)	920	711,215

Security	Par (000)	Value

Pipelines (continued)
5.20%, 03/01/47 (Call 09/01/46)	$550	$438,418
5.20%, 12/01/47 (Call 06/01/47)	321	256,888
5.50%, 02/15/49 (Call 08/15/48)	751	626,676
NGPL PipeCo LLC, 7.77%, 12/15/37(b)	393	391,250
Northern Natural Gas Co.
3.40%, 10/16/51 (Call 04/16/51)(b)	246	154,659
4.10%, 09/15/42 (Call 03/15/42)(b)	255	179,650
4.30%, 01/15/49 (Call 07/15/48)(b)	527	390,835
ONEOK Inc.
4.45%, 09/01/49 (Call 03/01/49)	271	186,890
4.50%, 03/15/50 (Call 09/15/49)	193	133,314
4.95%, 07/13/47 (Call 01/06/47)	419	317,639
5.20%, 07/15/48 (Call 01/15/48)	574	446,122
6.00%, 06/15/35	344	307,693
7.15%, 01/15/51 (Call 07/15/50)	199	186,625
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)(a)	373	324,610
6.20%, 09/15/43 (Call 03/15/43)	214	184,099
6.65%, 10/01/36(a)	325	304,566
6.85%, 10/15/37	513	488,184
Plains All American Pipeline LP/PAA Finance Corp.
4.30%, 01/31/43 (Call 07/31/42)	217	145,820
4.70%, 06/15/44 (Call 12/15/43)	401	282,958
4.90%, 02/15/45 (Call 08/15/44)	238	172,787
5.15%, 06/01/42 (Call 12/01/41)	343	259,003
6.65%, 01/15/37(a)	369	346,460
Sabal Trail Transmission LLC
4.68%, 05/01/38 (Call 11/01/37)(a)(b)	255	213,664
4.83%, 05/01/48 (Call 11/01/47)(a)(b)	174	138,239
Southern Natural Gas Co. LLC, 4.80%, 03/15/47 (Call 09/15/46)(b)	182	141,891
Spectra Energy Partners LP
4.50%, 03/15/45 (Call 09/15/44)	456	357,146
5.95%, 09/25/43 (Call 03/25/43)	260	240,191
Targa Resources Corp.
4.20%, 02/01/33 (Call 11/01/32)(a)	290	242,095
4.95%, 04/15/52 (Call 10/15/51)	325	243,860
6.25%, 07/01/52 (Call 01/01/52)	395	353,001
Tennessee Gas Pipeline Co. LLC, 7.63%, 04/01/37	100	103,635
Texas Eastern Transmission LP, 4.15%, 01/15/48 (Call 07/15/47)(b)	134	98,161
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (Call 12/01/33)	384	335,368
4.75%, 05/15/38 (Call 11/15/37)	164	137,609
4.88%, 05/15/48 (Call 11/15/47)	554	456,403
5.00%, 10/16/43 (Call 04/16/43)	245	202,980
5.10%, 03/15/49 (Call 09/15/48)	418	353,878
5.60%, 03/31/34	365	341,111
5.85%, 03/15/36	585	552,055
6.10%, 06/01/40	380	362,653
6.20%, 10/15/37	576	560,062
7.25%, 08/15/38	630	662,164
7.63%, 01/15/39	820	895,899
Transcontinental Gas Pipe Line Co. LLC
3.95%, 05/15/50 (Call 11/15/49)	310	220,840
4.45%, 08/01/42 (Call 02/01/42)	275	219,578
4.60%, 03/15/48 (Call 09/15/47)	365	287,872
5.40%, 08/15/41 (Call 02/15/41)	416	372,221
Williams Companies Inc. (The)
3.50%, 10/15/51 (Call 04/15/51)	370	236,866

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
4.85%, 03/01/48 (Call 09/01/47)	$481	$383,920
4.90%, 01/15/45 (Call 07/15/44)	286	227,683
5.10%, 09/15/45 (Call 03/15/45)(a)	525	430,986
5.30%, 08/15/52 (Call 02/15/52)	270	227,467
5.40%, 03/04/44 (Call 09/04/43)	220	187,564
5.75%, 06/24/44 (Call 12/24/43)	438	390,899
5.80%, 11/15/43 (Call 05/15/43)	292	261,511
6.30%, 04/15/40	710	684,065

		55,204,432

Private Equity — 0.1%
Apollo Management Holdings LP, 5.00%, 03/15/48 (Call 09/15/47)(b)	180	150,388
Carlyle Finance LLC, 5.65%, 09/15/48 (Call 03/15/48)(a)(b)	205	171,761
Carlyle Holdings II Finance LLC, 5.63%, 03/30/43(a)(b)	394	330,052
KKR Group Finance Co. III LLC, 5.13%, 06/01/44 (Call 12/01/43)(b)	575	485,478
KKR Group Finance Co. VII LLC, 3.63%, 02/25/50 (Call 08/25/49)(b)	258	169,371
KKR Group Finance Co. VIII LLC, 3.50%, 08/25/50 (Call 02/25/50)(b)	476	306,425
KKR Group Finance Co. X LLC, 3.25%, 12/15/51 (Call 06/15/51)(b)	365	222,783

		1,836,258

Real Estate — 0.0%
Brookfield Asset Management Inc., 7.38%, 03/01/33(a)	184	190,026

Real Estate Investment Trusts — 1.3%
Agree LP, 2.60%, 06/15/33 (Call 03/15/33)(a)	196	139,108
Alexandria Real Estate Equities Inc.
1.88%, 02/01/33 (Call 11/01/32)	424	293,445
2.95%, 03/15/34 (Call 12/15/33)	510	383,818
3.00%, 05/18/51 (Call 11/18/50)	544	310,830
3.55%, 03/15/52 (Call 09/15/51)	590	380,204
4.00%, 02/01/50 (Call 08/01/49)	387	271,404
4.85%, 04/15/49 (Call 10/15/48)	182	144,466
American Homes 4 Rent LP
3.38%, 07/15/51 (Call 01/15/51)	190	111,447
4.30%, 04/15/52 (Call 10/15/51)	220	151,565
American Tower Corp.
2.95%, 01/15/51 (Call 07/15/50)	500	284,559
3.10%, 06/15/50 (Call 12/15/49)	586	344,998
3.70%, 10/15/49 (Call 04/15/49)	329	215,657
AvalonBay Communities Inc.
3.90%, 10/15/46 (Call 04/15/46)	181	131,945
4.15%, 07/01/47 (Call 01/01/47)(a)	195	147,352
4.35%, 04/15/48 (Call 10/18/47)	193	150,763
Boston Properties LP, 2.45%, 10/01/33 (Call 07/01/33)(a)	485	334,393
Camden Property Trust, 3.35%, 11/01/49 (Call 05/01/49)	160	103,616
Corporate Office Properties LP, 2.90%, 12/01/33 (Call 09/01/33)	258	173,881
Crown Castle Inc.
2.90%, 04/01/41 (Call 10/01/40)	606	384,393
3.25%, 01/15/51 (Call 07/15/50)	595	363,833
4.75%, 05/15/47 (Call 11/15/46)	89	69,937
Crown Castle International Corp.
4.00%, 11/15/49 (Call 05/15/49)	163	113,879
4.15%, 07/01/50 (Call 01/01/50)(a)	346	246,756
5.20%, 02/15/49 (Call 08/15/48)	249	206,133
Equinix Inc.
2.95%, 09/15/51 (Call 03/15/51)	285	163,727

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.00%, 07/15/50 (Call 01/15/50)	$271	$157,020
3.40%, 02/15/52 (Call 08/15/51)	262	164,966
ERP Operating LP
4.00%, 08/01/47 (Call 02/01/47)(a)	120	87,433
4.50%, 07/01/44 (Call 01/01/44)	434	347,422
4.50%, 06/01/45 (Call 12/01/44)	247	196,845
Essex Portfolio LP
2.65%, 09/01/50 (Call 03/01/50)	111	58,192
4.50%, 03/15/48 (Call 09/15/47)	190	140,307
Federal Realty Investment Trust
3.63%, 08/01/46 (Call 02/01/46)	339	212,581
4.50%, 12/01/44 (Call 06/01/44)	132	97,662
Goodman U.S. Finance Four LLC, 4.50%, 10/15/37 (Call 04/15/37)(b)	194	155,488
Healthpeak Properties Inc., 6.75%, 02/01/41 (Call 08/01/40)	185	182,619
Invitation Homes Operating Partnership LP, 2.70%, 01/15/34 (Call 10/15/33)	160	110,586
Kilroy Realty LP
2.50%, 11/15/32 (Call 08/15/32)	112	77,735
2.65%, 11/15/33 (Call 08/15/33)(a)	345	233,730
Kimco Realty Corp.
3.70%, 10/01/49 (Call 04/01/49)	199	129,196
4.13%, 12/01/46 (Call 06/01/46)	266	185,179
4.25%, 04/01/45 (Call 10/01/44)	265	188,946
4.45%, 09/01/47 (Call 03/01/47)	252	185,117
Mid-America Apartments LP, 2.88%, 09/15/51 (Call 03/15/51)	170	98,239
National Retail Properties Inc.
3.00%, 04/15/52 (Call 10/15/51)	185	103,598
3.10%, 04/15/50 (Call 10/15/49)	219	126,825
3.50%, 04/15/51 (Call 10/15/50)	348	215,830
4.80%, 10/15/48 (Call 04/15/48)	186	146,016
Omega Healthcare Investors Inc., 3.25%, 04/15/33 (Call 01/15/33)	433	301,165
Prologis LP
2.13%, 10/15/50 (Call 04/15/50)(a)	314	164,441
3.00%, 04/15/50 (Call 10/15/49)(a)	242	152,184
3.05%, 03/01/50	195	123,850
4.38%, 09/15/48 (Call 03/15/48)	270	215,152
Realty Income Corp.
1.80%, 03/15/33 (Call 12/15/32)(a)	350	239,507
2.85%, 12/15/32 (Call 09/15/32)(a)	160	125,202
4.65%, 03/15/47 (Call 09/15/46)(a)	317	260,149
5.88%, 03/15/35	160	153,704
Regency Centers LP
4.40%, 02/01/47 (Call 08/01/46)	327	237,405
4.65%, 03/15/49 (Call 09/15/48)	154	114,437
Simon Property Group LP
3.25%, 09/13/49 (Call 03/13/49)	743	448,580
3.80%, 07/15/50 (Call 01/15/50)(a)	369	248,507
4.25%, 10/01/44 (Call 04/01/44)	181	131,543
4.25%, 11/30/46 (Call 05/30/46)	250	183,189
4.75%, 03/15/42 (Call 09/15/41)	275	219,023
6.75%, 02/01/40 (Call 11/01/39)	548	544,394
Trust Fibra Uno
6.39%, 01/15/50(b)	430	284,875
6.95%, 01/30/44 (Call 07/30/43)(b)	445	321,646
UDR Inc.
1.90%, 03/15/33 (Call 12/15/32)	285	191,953

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
2.10%, 06/15/33 (Call 03/15/33)	$188	$127,379
3.10%, 11/01/34 (Call 08/01/34)	125	91,574
Ventas Realty LP
4.38%, 02/01/45 (Call 08/01/44)	105	76,852
4.88%, 04/15/49 (Call 10/15/48)	279	222,520
5.70%, 09/30/43 (Call 03/30/43)	204	175,426
VICI Properties LP, 5.63%, 05/15/52 (Call 11/15/51)	405	331,318
WEA Finance LLC, 4.63%, 09/20/48 (Call 03/20/48)(b)	310	199,160
WEA Finance LLC/Westfield UK & Europe Finance PLC, 4.75%, 09/17/44 (Call 03/17/44)(a)(b)	287	187,887
Welltower Inc.
4.95%, 09/01/48 (Call 03/01/48)	164	130,000
5.13%, 03/15/43 (Call 09/15/42)	110	88,402
6.50%, 03/15/41 (Call 09/15/40)	390	369,600
Weyerhaeuser Co.
3.38%, 03/09/33 (Call 12/09/32)(a)	10	7,983
4.00%, 03/09/52 (Call 09/09/51)(a)	295	206,893
6.88%, 12/15/33	372	385,432
WP Carey Inc., 2.25%, 04/01/33 (Call 01/01/33)	239	165,439

		16,650,412

Retail — 2.9%
7-Eleven Inc.
2.50%, 02/10/41 (Call 08/10/40)(b)	448	272,337
2.80%, 02/10/51 (Call 08/02/50)(a)(b)	704	399,337
Alimentation Couche-Tard Inc.
3.44%, 05/13/41 (Call 11/13/40)(b)	271	180,754
3.63%, 05/13/51 (Call 11/13/50)(b)	375	236,042
3.80%, 01/25/50 (Call 07/25/49)(b)	348	226,622
4.50%, 07/26/47 (Call 01/26/47)(b)	355	261,982
CK Hutchison International 20 Ltd., 3.38%, 05/08/50 (Call 11/08/49)(a)(b)	330	217,413
CK Hutchison International 21 Ltd., 3.13%, 04/15/41 (Call 10/15/40)(a)(b)	185	128,234
Darden Restaurants Inc., 4.55%, 02/15/48 (Call 08/15/47)	179	126,732
Dick’s Sporting Goods Inc., 4.10%, 01/15/52 (Call 07/15/51)	400	243,892
Dollar General Corp.
4.13%, 04/03/50 (Call 10/03/49)(a)	259	195,376
5.50%, 11/01/52 (Call 05/01/52)	390	361,730
Dollar Tree Inc., 3.38%, 12/01/51 (Call 06/01/51)	163	101,486
Home Depot Inc. (The)
2.38%, 03/15/51 (Call 09/15/50)(a)	832	471,039
2.75%, 09/15/51 (Call 03/15/51)	495	301,096
3.13%, 12/15/49 (Call 06/15/49)	749	497,377
3.30%, 04/15/40 (Call 10/15/39)(a)	886	663,253
3.35%, 04/15/50 (Call 10/15/49)	840	583,326
3.50%, 09/15/56 (Call 03/15/56)	505	342,541
3.63%, 04/15/52 (Call 10/15/51)	910	658,551
3.90%, 06/15/47 (Call 12/15/46)(a)	732	561,135
4.20%, 04/01/43 (Call 10/01/42)	619	509,624
4.25%, 04/01/46 (Call 10/01/45)(a)	1,059	870,300
4.40%, 03/15/45 (Call 09/15/44)	547	453,438
4.50%, 12/06/48 (Call 06/06/48)	896	758,928
4.88%, 02/15/44 (Call 08/15/43)	490	436,510
4.95%, 09/15/52 (Call 03/15/52)	360	323,618
5.40%, 09/15/40 (Call 03/15/40)	367	353,517
5.88%, 12/16/36	1,652	1,698,901
5.95%, 04/01/41 (Call 10/01/40)	562	570,971
Kohl’s Corp., 5.55%, 07/17/45 (Call 01/17/45)	180	106,992

Security	Par (000)	Value

Retail (continued)
Lowe’s Companies Inc.
2.80%, 09/15/41 (Call 03/15/41)	$665	$423,358
3.00%, 10/15/50 (Call 04/15/50)	1,014	607,587
3.50%, 04/01/51 (Call 10/01/50)(a)	391	253,986
3.70%, 04/15/46 (Call 10/15/45)	809	565,788
4.05%, 05/03/47 (Call 11/03/46)	947	695,365
4.25%, 04/01/52 (Call 10/01/51)	940	697,965
4.38%, 09/15/45 (Call 03/15/45)	359	273,604
4.45%, 04/01/62 (Call 10/01/61)	735	533,874
4.55%, 04/05/49 (Call 10/05/48)	412	321,670
4.65%, 04/15/42 (Call 10/15/41)	439	359,076
5.00%, 04/15/40 (Call 10/15/39)	315	272,799
5.00%, 09/15/43 (Call 03/15/43)(a)	30	25,624
5.13%, 04/15/50 (Call 10/15/49)(a)	235	200,668
5.50%, 10/15/35(a)	320	306,107
5.63%, 04/15/53 (Call 10/15/52)	990	891,537
5.80%, 10/15/36	100	93,400
5.80%, 09/15/62 (Call 03/15/62)	350	312,996
McDonald’s Corp.
3.63%, 05/01/43	306	223,170
3.63%, 09/01/49 (Call 03/01/49)	843	594,689
3.70%, 02/15/42	408	304,485
4.20%, 04/01/50 (Call 10/01/49)(a)	454	355,168
4.45%, 03/01/47 (Call 09/01/46)	715	582,552
4.45%, 09/01/48 (Call 03/01/48)	616	499,799
4.60%, 05/26/45 (Call 11/26/44)	328	272,208
4.70%, 12/09/35 (Call 06/09/35)	171	155,768
4.88%, 07/15/40	259	227,768
4.88%, 12/09/45 (Call 06/09/45)	1,026	887,731
5.15%, 09/09/52 (Call 03/09/52)	55	49,397
5.70%, 02/01/39	361	349,782
6.30%, 10/15/37(a)	493	507,067
6.30%, 03/01/38	497	511,300
Starbucks Corp.
3.35%, 03/12/50 (Call 09/12/49)	301	198,053
3.50%, 11/15/50 (Call 05/15/50)	721	488,518
3.75%, 12/01/47 (Call 06/01/47)	375	267,871
4.30%, 06/15/45 (Call 12/15/44)(a)	242	191,799
4.45%, 08/15/49 (Call 02/15/49)	568	453,412
4.50%, 11/15/48 (Call 05/15/48)	635	513,065
Target Corp.
2.95%, 01/15/52 (Call 07/15/51)	610	395,150
3.63%, 04/15/46(a)	302	223,775
3.90%, 11/15/47 (Call 05/15/47)	308	238,822
4.00%, 07/01/42(a)	470	387,286
6.50%, 10/15/37	455	487,287
7.00%, 01/15/38	490	550,640
Tiffany & Co., 4.90%, 10/01/44 (Call 04/01/44)	198	167,091
TJX Companies Inc. (The), 4.50%, 04/15/50 (Call 10/15/49)	259	217,994
Walgreen Co., 4.40%, 09/15/42	50	36,702
Walgreens Boots Alliance Inc.
4.10%, 04/15/50 (Call 10/15/49)	1,000	690,390
4.65%, 06/01/46 (Call 12/01/45)	100	75,842
Walmart Inc.
2.50%, 09/22/41 (Call 03/22/41)	915	629,868
2.65%, 09/22/51 (Call 03/22/51)(a)	1,785	1,151,749
2.95%, 09/24/49 (Call 03/24/49)	335	228,646
3.63%, 12/15/47 (Call 06/15/47)	80	61,705
3.95%, 06/28/38 (Call 12/28/37)	580	507,189
4.00%, 04/11/43 (Call 10/11/42)	200	166,403

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
4.05%, 06/29/48 (Call 12/29/47)	$890	$743,640
4.30%, 04/22/44 (Call 10/22/43)	245	210,016
4.50%, 09/09/52 (Call 03/09/52)	50	44,391
4.88%, 07/08/40	190	177,981
5.00%, 10/25/40	295	283,167
5.25%, 09/01/35	1,165	1,187,230
5.63%, 04/01/40(a)	365	381,076
5.63%, 04/15/41	40	40,732
6.20%, 04/15/38	260	282,791
6.50%, 08/15/37	185	209,671

		37,359,294

Semiconductors — 2.4%
Advanced Micro Devices Inc., 4.39%, 06/01/52 (Call 12/01/51)(a)	315	254,515
Analog Devices Inc.
2.80%, 10/01/41 (Call 04/01/41)	510	350,418
2.95%, 10/01/51 (Call 04/01/51)	643	414,680
5.30%, 12/15/45 (Call 06/15/45)(a)	160	148,137
Applied Materials Inc.
2.75%, 06/01/50 (Call 12/01/49)(a)	271	173,528
4.35%, 04/01/47 (Call 10/01/46)(a)	527	444,933
5.10%, 10/01/35 (Call 04/01/35)	199	193,073
5.85%, 06/15/41	438	444,920
Broadcom Inc.
2.60%, 02/15/33 (Call 11/15/32)(b)	1,127	801,111
3.14%, 11/15/35 (Call 08/15/35)(b)	1,983	1,375,555
3.19%, 11/15/36 (Call 08/15/36)(b)	1,785	1,217,484
3.42%, 04/15/33 (Call 01/15/33)(a)(b)	1,480	1,124,585
3.47%, 04/15/34 (Call 01/15/34)(a)(b)	1,702	1,273,959
3.50%, 02/15/41 (Call 08/15/40)(b)	1,584	1,043,938
3.75%, 02/15/51 (Call 08/15/50)(a)(b)	1,033	662,077
4.30%, 11/15/32 (Call 08/15/32)(a)	725	609,660
4.93%, 05/15/37 (Call 02/15/37)(a)(b)	1,465	1,207,908
Intel Corp.
2.80%, 08/12/41 (Call 02/12/41)	510	327,058
3.05%, 08/12/51 (Call 02/12/51)	740	447,260
3.10%, 02/15/60 (Call 08/15/59)	758	429,128
3.20%, 08/12/61 (Call 02/12/61)	210	121,042
3.25%, 11/15/49 (Call 05/15/49)	1,131	708,407
3.73%, 12/08/47 (Call 06/08/47)	1,260	873,772
4.00%, 12/15/32(a)	109	96,025
4.10%, 05/19/46 (Call 11/19/45)	745	562,124
4.10%, 05/11/47 (Call 11/11/46)	589	437,230
4.25%, 12/15/42(a)	385	302,328
4.60%, 03/25/40 (Call 09/25/39)	369	310,825
4.75%, 03/25/50 (Call 09/25/49)(a)	1,293	1,047,744
4.80%, 10/01/41(a)	473	406,547
4.90%, 07/29/45 (Call 01/29/45)(a)	466	394,936
4.90%, 08/05/52 (Call 02/05/52)	900	741,908
4.95%, 03/25/60 (Call 09/25/59)(a)	643	520,673
5.05%, 08/05/62 (Call 02/05/62)	485	394,228
KLA Corp.
3.30%, 03/01/50 (Call 08/28/49)	414	278,252
4.95%, 07/15/52 (Call 01/15/52)	705	613,684
5.00%, 03/15/49 (Call 09/15/48)	161	141,630
5.25%, 07/15/62 (Call 01/15/62)	435	383,870
5.65%, 11/01/34 (Call 07/01/34)	154	149,570
Lam Research Corp.
2.88%, 06/15/50 (Call 12/15/49)	448	280,483
3.13%, 06/15/60 (Call 12/15/59)	253	152,364

Security	Par (000)	Value

Semiconductors (continued)
4.88%, 03/15/49 (Call 09/15/48)(a)	$499	$439,933
Micron Technology Inc.
3.37%, 11/01/41 (Call 05/01/41)	210	133,115
3.48%, 11/01/51 (Call 05/01/51)(a)	280	164,786
NVIDIA Corp.
3.50%, 04/01/40 (Call 10/01/39)	570	432,876
3.50%, 04/01/50 (Call 10/01/49)	1,151	813,224
3.70%, 04/01/60 (Call 10/01/59)	363	247,582
NXP BV/NXP Funding LLC/NXP USA Inc.
3.13%, 02/15/42 (Call 08/15/41)	455	285,622
3.25%, 05/11/41 (Call 11/11/40)	532	345,512
3.25%, 11/30/51 (Call 05/30/51)	375	216,985
5.00%, 01/15/33 (Call 10/15/32)	275	246,660
QUALCOMM Inc.
3.25%, 05/20/50 (Call 11/20/49)(a)	312	214,912
4.30%, 05/20/47 (Call 11/20/46)(a)	853	696,690
4.50%, 05/20/52 (Call 11/20/51)	620	514,327
4.65%, 05/20/35 (Call 11/20/34)	291	268,235
4.80%, 05/20/45 (Call 11/20/44)	944	836,685
Texas Instruments Inc.
2.70%, 09/15/51 (Call 03/15/51)(a)	295	189,414
3.88%, 03/15/39 (Call 09/15/38)	469	389,803
4.10%, 08/16/52 (Call 02/16/52)	285	234,358
4.15%, 05/15/48 (Call 11/15/47)(a)	856	703,211
TSMC Arizona Corp.
3.13%, 10/25/41 (Call 04/25/41)(a)	215	148,405
3.25%, 10/25/51 (Call 04/25/51)(a)	730	473,759
4.50%, 04/22/52 (Call 10/22/51)(a)	635	525,555

		30,383,218

Software — 2.6%
Activision Blizzard Inc.
2.50%, 09/15/50 (Call 03/15/50)	566	336,053
4.50%, 06/15/47 (Call 12/15/46)	214	180,590
Electronic Arts Inc., 2.95%, 02/15/51 (Call 08/15/50)	163	101,321
Fidelity National Information Services Inc.
3.10%, 03/01/41 (Call 09/01/40)(a)	233	151,945
4.50%, 08/15/46 (Call 02/15/46)	140	104,508
5.63%, 07/15/52 (Call 01/15/52)(a)	375	327,705
Series 30Y, 4.75%, 05/15/48 (Call 11/15/47)	272	202,779
Fiserv Inc., 4.40%, 07/01/49 (Call 01/01/49)	1,113	836,824
Microsoft Corp.
2.53%, 06/01/50 (Call 12/01/49)	3,592	2,253,362
2.68%, 06/01/60 (Call 12/01/59)(a)	2,291	1,387,812
2.92%, 03/17/52 (Call 09/17/51)	3,613	2,441,126
3.04%, 03/17/62 (Call 09/17/61)	1,391	906,481
3.45%, 08/08/36 (Call 02/08/36)	875	749,763
3.50%, 02/12/35 (Call 08/12/34)(a)	907	799,515
3.50%, 11/15/42	412	326,843
3.70%, 08/08/46 (Call 02/08/46)	1,154	928,110
3.75%, 02/12/45 (Call 08/12/44)(a)	357	289,412
3.95%, 08/08/56 (Call 02/08/56)	191	151,852
4.00%, 02/12/55 (Call 08/12/54)	50	40,343
4.10%, 02/06/37 (Call 08/06/36)	466	425,140
4.20%, 11/03/35 (Call 05/03/35)	420	390,898
4.25%, 02/06/47 (Call 08/06/46)	799	700,534
4.45%, 11/03/45 (Call 05/03/45)(a)	85	76,187
4.50%, 10/01/40	525	485,173
4.50%, 02/06/57 (Call 08/06/56)	460	404,371
4.75%, 11/03/55 (Call 05/03/55)(a)	100	91,510
5.20%, 06/01/39	80	80,923

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
5.30%, 02/08/41	$410	$415,925
Oracle Corp.
3.60%, 04/01/40 (Call 10/01/39)	1,661	1,123,874
3.60%, 04/01/50 (Call 10/01/49)	2,487	1,530,808
3.65%, 03/25/41 (Call 09/25/40)	1,359	920,314
3.80%, 11/15/37 (Call 05/15/37)	999	726,116
3.85%, 07/15/36 (Call 01/15/36)	608	454,979
3.85%, 04/01/60 (Call 10/01/59)	2,013	1,215,634
3.90%, 05/15/35 (Call 11/15/34)	553	427,896
3.95%, 03/25/51 (Call 09/25/50)	1,810	1,184,122
4.00%, 07/15/46 (Call 01/15/46)	1,763	1,177,916
4.00%, 11/15/47 (Call 05/15/47)	1,408	932,858
4.10%, 03/25/61 (Call 09/25/60)	889	552,161
4.13%, 05/15/45 (Call 11/15/44)	1,276	875,725
4.30%, 07/08/34 (Call 01/08/34)	928	763,323
4.38%, 05/15/55 (Call 11/15/54)	744	504,720
4.50%, 07/08/44 (Call 01/08/44)	503	368,150
5.38%, 07/15/40	1,440	1,199,608
6.13%, 07/08/39(a)	812	744,743
6.50%, 04/15/38	871	838,547
salesforce.com Inc.
2.70%, 07/15/41 (Call 01/15/41)(a)	739	506,838
2.90%, 07/15/51 (Call 01/15/51)	1,354	871,929
3.05%, 07/15/61 (Call 01/15/61)	705	429,575

		32,936,841

Telecommunications — 6.1%
America Movil SAB de CV
4.38%, 07/16/42	342	267,950
4.38%, 04/22/49 (Call 10/22/48)(a)	559	436,213
6.13%, 11/15/37	226	217,830
6.13%, 03/30/40	1,136	1,090,223
6.38%, 03/01/35	726	728,079
AT&T Inc.
2.55%, 12/01/33 (Call 09/01/33)	2,176	1,603,593
3.10%, 02/01/43 (Call 08/01/42)	150	97,817
3.30%, 02/01/52 (Call 08/01/51)(a)	575	360,798
3.50%, 06/01/41 (Call 12/01/40)	1,492	1,054,116
3.50%, 09/15/53 (Call 03/15/53)	4,428	2,842,023
3.50%, 02/01/61 (Call 08/01/60)	280	170,703
3.55%, 09/15/55 (Call 03/15/55)	4,461	2,838,811
3.65%, 06/01/51 (Call 12/01/50)	1,875	1,247,182
3.65%, 09/15/59 (Call 03/15/59)	3,930	2,479,025
3.80%, 12/01/57 (Call 06/01/57)	3,546	2,336,723
3.85%, 06/01/60 (Call 12/01/59)	973	641,867
4.30%, 12/15/42 (Call 06/15/42)	728	560,779
4.35%, 06/15/45 (Call 12/15/44)	760	578,667
4.50%, 05/15/35 (Call 11/15/34)	1,424	1,227,309
4.50%, 03/09/48 (Call 09/09/47)	1,185	915,221
4.55%, 03/09/49 (Call 09/09/48)	759	590,965
4.65%, 06/01/44 (Call 12/01/43)	310	247,242
4.75%, 05/15/46 (Call 11/15/45)	1,294	1,055,490
4.80%, 06/15/44 (Call 12/15/43)	195	158,359
4.85%, 03/01/39 (Call 09/01/38)	601	515,562
4.85%, 07/15/45 (Call 01/15/45)(a)	133	108,609
4.90%, 08/15/37 (Call 02/14/37)	414	362,109
5.15%, 03/15/42(a)	319	274,853
5.15%, 11/15/46 (Call 05/15/46)	545	463,438
5.15%, 02/15/50 (Call 08/14/49)	447	382,134
5.25%, 03/01/37 (Call 09/01/36)(a)	456	415,592
5.35%, 09/01/40	458	405,337

Security	Par (000)	Value

Telecommunications (continued)
5.45%, 03/01/47 (Call 09/01/46)	$265	$235,544
5.55%, 08/15/41	47	42,990
5.65%, 02/15/47 (Call 08/15/46)	330	304,594
5.70%, 03/01/57 (Call 09/01/56)	295	268,341
6.00%, 08/15/40 (Call 05/15/40)	305	290,395
6.38%, 03/01/41	185	184,181
6.55%, 02/15/39	360	367,850
Bell Canada, Series US-6, 3.20%, 02/15/52 (Call 08/15/51)(a)	431	267,701
Bell Telephone Co. of Canada or Bell Canada (The)
3.65%, 08/15/52 (Call 02/15/52)	410	276,878
4.30%, 07/29/49 (Call 01/29/49)	417	316,618
4.46%, 04/01/48 (Call 10/01/47)(a)	715	566,275
Series US-4, 3.65%, 03/17/51 (Call 09/17/50)	339	229,488
British Telecommunications PLC, 4.25%, 11/08/49 (Call 05/08/49)(b)	251	172,892
Cisco Systems Inc.
5.50%, 01/15/40	1,309	1,279,405
5.90%, 02/15/39	1,201	1,225,991
Corning Inc.
3.90%, 11/15/49 (Call 05/15/49)	121	82,618
4.38%, 11/15/57 (Call 05/15/57)	438	312,050
4.70%, 03/15/37	275	237,935
4.75%, 03/15/42(a)	271	227,978
5.35%, 11/15/48 (Call 05/15/48)(a)	342	295,574
5.45%, 11/15/79 (Call 05/19/79)	674	540,543
5.75%, 08/15/40	315	298,946
5.85%, 11/15/68 (Call 05/15/68)(a)	119	101,301
7.25%, 08/15/36 (Call 08/15/26)	260	271,102
Deutsche Telekom AG, 3.63%, 01/21/50 (Call 07/21/49)(b)	586	389,604
Deutsche Telekom International Finance BV
4.75%, 06/21/38 (Call 12/21/37)(b)	264	223,786
4.88%, 03/06/42(a)(b)	602	496,917
Juniper Networks Inc., 5.95%, 03/15/41	356	303,693
Motorola Solutions Inc., 5.50%, 09/01/44	182	150,547
Ooredoo International Finance Ltd., 4.50%, 01/31/43(b)	368	325,551
Orange SA
5.38%, 01/13/42	705	639,429
5.50%, 02/06/44 (Call 08/06/43)	434	400,018
Rogers Communications Inc.
3.70%, 11/15/49 (Call 05/15/49)(a)	521	340,383
4.30%, 02/15/48 (Call 08/15/47)	501	365,331
4.35%, 05/01/49 (Call 11/01/48)	726	533,041
4.50%, 03/15/42 (Call 09/15/41)(b)	380	301,176
4.50%, 03/15/43 (Call 09/15/42)	324	248,845
4.55%, 03/15/52 (Call 09/15/51)(b)	1,050	811,184
5.00%, 03/15/44 (Call 09/15/43)(a)	638	516,271
5.45%, 10/01/43 (Call 04/01/43)(a)	426	367,117
7.50%, 08/15/38	370	401,671
SES Global Americas Holdings Inc., 5.30%, 03/25/44(a)(b)	59	43,144
SES SA, 5.30%, 04/04/43(b)	155	112,991
Telefonica Emisiones SA
4.67%, 03/06/38(a)	234	176,457
4.90%, 03/06/48	840	598,984
5.21%, 03/08/47	1,204	905,188
5.52%, 03/01/49 (Call 09/01/48)	635	498,730
7.05%, 06/20/36	1,643	1,594,947
TELUS Corp.
4.30%, 06/15/49 (Call 12/15/48)	180	136,043
4.60%, 11/16/48 (Call 05/16/48)	553	439,228

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
T-Mobile USA Inc.
3.00%, 02/15/41 (Call 08/15/40)(a)	$1,616	$1,086,742
3.30%, 02/15/51 (Call 08/15/50)	1,800	1,154,771
3.40%, 10/15/52 (Call 04/15/52)	1,530	989,471
3.60%, 11/15/60 (Call 05/15/60)	860	553,338
4.38%, 04/15/40 (Call 10/15/39)	1,302	1,060,257
4.50%, 04/15/50 (Call 10/15/49)	1,847	1,463,365
5.65%, 01/15/53 (Call 07/15/52)	500	461,117
5.80%, 09/15/62 (Call 03/15/62)	575	527,872
Verizon Communications Inc.
2.65%, 11/20/40 (Call 05/20/40)(a)	1,791	1,136,859
2.85%, 09/03/41 (Call 03/03/41)	720	470,689
2.88%, 11/20/50 (Call 05/20/50)	1,664	981,964
2.99%, 10/30/56 (Call 04/30/56)	2,084	1,199,118
3.00%, 11/20/60 (Call 05/20/60)	1,188	663,129
3.40%, 03/22/41 (Call 09/22/40)	2,144	1,524,350
3.55%, 03/22/51 (Call 09/22/50)	2,581	1,742,167
3.70%, 03/22/61 (Call 09/22/60)(a)	1,933	1,264,347
3.85%, 11/01/42 (Call 05/01/42)(a)	522	388,540
3.88%, 03/01/52 (Call 09/01/51)	680	480,524
4.00%, 03/22/50 (Call 09/22/49)	792	580,310
4.13%, 08/15/46	660	496,620
4.27%, 01/15/36	1,027	863,215
4.40%, 11/01/34 (Call 05/01/34)	952	824,199
4.50%, 08/10/33	1,172	1,044,169
4.52%, 09/15/48(a)	757	605,357
4.67%, 03/15/55	427	344,243
4.75%, 11/01/41(a)	390	328,220
4.81%, 03/15/39	725	627,225
4.86%, 08/21/46	1,473	1,229,329
5.01%, 04/15/49	415	358,039
5.01%, 08/21/54	120	101,449
5.25%, 03/16/37	617	571,941
5.50%, 03/16/47	300	275,643
5.85%, 09/15/35	440	426,388
6.40%, 09/15/33	60	61,506
6.55%, 09/15/43	272	280,872
Vodafone Group PLC
4.25%, 09/17/50	875	616,320
4.38%, 02/19/43	830	621,627
4.88%, 06/19/49(a)	1,016	786,226
5.00%, 05/30/38	607	515,415
5.13%, 06/19/59	242	186,725
5.25%, 05/30/48	1,738	1,421,068
6.15%, 02/27/37(a)	1,056	994,166
6.25%, 11/30/32(a)	275	271,690
Xiaomi Best Time International Ltd., 4.10%, 07/14/51 (Call 01/14/51)(b)	210	102,280

		78,074,947

Toys, Games & Hobbies — 0.0%
Hasbro Inc.
5.10%, 05/15/44 (Call 11/15/43)	197	154,110
6.35%, 03/15/40	377	344,801

		498,911

Transportation — 3.4%
Burlington Northern Santa Fe LLC
2.88%, 06/15/52 (Call 12/15/51)	390	244,789
3.05%, 02/15/51 (Call 08/15/50)	347	225,677
3.30%, 09/15/51 (Call 03/15/51)	486	331,653

Security	Par (000)	Value

Transportation (continued)
3.55%, 02/15/50 (Call 08/15/49)	$485	$348,356
3.90%, 08/01/46 (Call 02/01/46)	422	324,235
4.05%, 06/15/48 (Call 12/15/47)	418	327,204
4.13%, 06/15/47 (Call 12/15/46)	450	357,000
4.15%, 04/01/45 (Call 10/01/44)	448	357,625
4.15%, 12/15/48 (Call 06/15/48)(a)	427	338,789
4.38%, 09/01/42 (Call 03/01/42)	375	313,781
4.40%, 03/15/42 (Call 09/15/41)	338	285,098
4.45%, 03/15/43 (Call 09/15/42)	458	386,948
4.45%, 01/15/53 (Call 07/15/52)	425	356,605
4.55%, 09/01/44 (Call 03/01/44)	463	392,127
4.70%, 09/01/45 (Call 03/01/45)	390	333,571
4.90%, 04/01/44 (Call 10/01/43)	560	497,960
4.95%, 09/15/41 (Call 03/15/41)	188	169,953
5.05%, 03/01/41 (Call 09/01/40)	333	304,453
5.15%, 09/01/43 (Call 03/01/43)	426	392,401
5.40%, 06/01/41 (Call 12/01/40)	477	453,390
5.75%, 05/01/40 (Call 11/01/39)	439	434,909
6.15%, 05/01/37	600	626,841
6.20%, 08/15/36	220	230,940
Canadian National Railway Co.
2.45%, 05/01/50 (Call 11/01/49)	255	146,689
3.20%, 08/02/46 (Call 02/02/46)(a)	342	231,966
3.50%, 11/15/42	185	130,876
3.65%, 02/03/48 (Call 08/03/47)	403	299,627
4.40%, 08/05/52 (Call 02/05/52)	475	395,514
4.45%, 01/20/49 (Call 07/20/48)	361	300,334
4.50%, 11/07/43 (Call 05/07/43)	100	81,148
6.20%, 06/01/36	325	337,025
6.25%, 08/01/34	350	367,118
6.38%, 11/15/37	226	236,687
6.71%, 07/15/36	167	177,259
Canadian Pacific Railway Co.
3.00%, 12/02/41 (Call 06/02/41)	506	350,670
3.10%, 12/02/51 (Call 06/02/51)(a)	980	623,393
4.80%, 09/15/35 (Call 03/15/35)	136	122,357
4.80%, 08/01/45 (Call 02/01/45)(a)	261	221,854
5.75%, 03/15/33	210	207,372
5.75%, 01/15/42	395	375,019
5.95%, 05/15/37	526	522,187
6.13%, 09/15/2115 (Call 03/15/2115)	384	347,719
CSX Corp.
2.50%, 05/15/51 (Call 11/15/50)(a)	288	164,109
3.35%, 09/15/49 (Call 03/15/49)	370	249,379
3.80%, 11/01/46 (Call 05/01/46)	418	307,392
3.80%, 04/15/50 (Call 10/15/49)	362	262,300
3.95%, 05/01/50 (Call 11/01/49)	357	266,258
4.10%, 03/15/44 (Call 09/15/43)	457	359,996
4.25%, 11/01/66 (Call 05/01/66)	318	229,320
4.30%, 03/01/48 (Call 09/01/47)	477	380,920
4.40%, 03/01/43 (Call 09/01/42)(a)	77	62,942
4.50%, 03/15/49 (Call 09/15/48)	258	210,087
4.50%, 11/15/52 (Call 05/15/52)	530	431,884
4.50%, 08/01/54 (Call 02/01/54)	186	148,223
4.65%, 03/01/68 (Call 09/01/67)	410	316,821
4.75%, 05/30/42 (Call 11/30/41)	506	435,028
4.75%, 11/15/48 (Call 05/15/48)(a)	349	295,970
5.50%, 04/15/41 (Call 10/15/40)	297	280,571
6.00%, 10/01/36	329	329,773
6.15%, 05/01/37	411	420,572

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
6.22%, 04/30/40(a)	$404	$414,071
Empresa de los Ferrocarriles del Estado
3.07%, 08/18/50 (Call 02/18/50)(b)	295	162,656
3.83%, 09/14/61 (Call 03/14/61)(b)	320	194,977
Empresa de Transporte de Pasajeros Metro SA
3.69%, 09/13/61 (Call 03/13/61)(b)	315	183,142
4.70%, 05/07/50 (Call 11/07/49)(b)	558	415,014
5.00%, 01/25/47 (Call 07/25/46)(b)	282	213,968
FedEx Corp.
3.25%, 05/15/41 (Call 11/15/40)	422	279,881
3.88%, 08/01/42	337	241,513
3.90%, 02/01/35	99	80,756
4.05%, 02/15/48 (Call 08/15/47)	574	404,541
4.10%, 04/15/43	342	247,280
4.10%, 02/01/45(a)	396	281,971
4.40%, 01/15/47 (Call 07/15/46)	430	319,780
4.50%, 02/01/65(a)	224	153,039
4.55%, 04/01/46 (Call 10/01/45)	713	546,189
4.75%, 11/15/45 (Call 05/15/45)	697	550,875
4.90%, 01/15/34	50	45,512
4.95%, 10/17/48 (Call 04/17/48)	516	418,567
5.10%, 01/15/44	405	335,536
5.25%, 05/15/50 (Call 11/15/49)(a)	662	559,696
Kansas City Southern
3.50%, 05/01/50 (Call 11/01/49)(a)	530	353,730
4.20%, 11/15/69 (Call 05/15/69)	236	162,117
4.30%, 05/15/43 (Call 11/15/42)	251	195,961
4.70%, 05/01/48 (Call 11/01/47)	312	254,966
4.95%, 08/15/45 (Call 02/15/45)	262	221,450
Norfolk Southern Corp.
2.90%, 08/25/51 (Call 02/25/51)	371	223,617
3.05%, 05/15/50 (Call 11/15/49)(a)	508	320,728
3.16%, 05/15/55 (Call 11/15/54)	535	327,563
3.40%, 11/01/49 (Call 05/01/49)	217	145,453
3.70%, 03/15/53 (Call 09/15/52)	445	311,310
3.94%, 11/01/47 (Call 05/01/47)	416	312,011
3.95%, 10/01/42 (Call 04/01/42)	385	296,069
4.05%, 08/15/52 (Call 02/15/52)	479	357,199
4.10%, 05/15/49 (Call 11/15/48)	304	230,400
4.10%, 05/15/2121 (Call 11/15/2120)	275	175,401
4.15%, 02/28/48 (Call 08/28/47)	455	350,046
4.45%, 06/15/45 (Call 12/15/44)	360	291,343
4.55%, 06/01/53 (Call 12/01/52)(a)	460	374,147
4.65%, 01/15/46 (Call 07/15/45)	361	302,352
4.80%, 08/15/43 (Call 02/15/43)	25	20,590
4.84%, 10/01/41	395	345,712
5.10%, 08/01/2118 (Call 02/01/2118)	5	3,865
Pelabuhan Indonesia Persero PT, 5.38%, 05/05/45(b)	315	274,050
Polar Tankers Inc., 5.95%, 05/10/37(a)(b)	515	513,407
TTX Co.
3.90%, 02/01/45 (Call 08/01/44)(b)	240	175,844
4.20%, 07/01/46 (Call 01/01/46)(b)	280	218,436
4.60%, 02/01/49 (Call 08/01/48)(b)	255	208,761
Union Pacific Corp.
2.89%, 04/06/36 (Call 01/06/36)	260	196,486
2.95%, 03/10/52 (Call 09/10/51)	255	160,732
2.97%, 09/16/62 (Call 03/16/62)	670	391,135
3.20%, 05/20/41 (Call 11/20/40)(a)	580	424,935
3.25%, 02/05/50 (Call 08/05/49)	1,017	693,779
3.35%, 08/15/46 (Call 02/15/46)	234	162,271

Security	Par (000)	Value

Transportation (continued)
3.38%, 02/01/35 (Call 08/01/34)	$296	$237,634
3.38%, 02/14/42 (Call 08/14/41)	365	272,625
3.50%, 02/14/53 (Call 08/14/52)(a)	730	511,079
3.55%, 08/15/39 (Call 02/15/39)	322	250,372
3.55%, 05/20/61 (Call 11/20/60)	380	252,843
3.60%, 09/15/37 (Call 03/15/37)	332	266,811
3.75%, 02/05/70 (Call 08/05/69)	460	307,378
3.80%, 10/01/51 (Call 04/01/51)	693	519,975
3.80%, 04/06/71 (Call 10/06/70)	571	386,057
3.84%, 03/20/60 (Call 09/20/59)	998	713,021
3.85%, 02/14/72 (Call 08/14/71)(a)	355	241,365
3.88%, 02/01/55 (Call 08/01/54)	230	169,024
3.95%, 08/15/59 (Call 02/15/59)	235	170,724
4.00%, 04/15/47 (Call 10/15/46)	390	300,623
4.05%, 11/15/45 (Call 05/15/45)	331	254,656
4.05%, 03/01/46 (Call 09/01/45)	345	268,507
4.10%, 09/15/67 (Call 03/15/67)	154	111,453
4.30%, 03/01/49 (Call 09/01/48)	403	322,818
4.50%, 09/10/48 (Call 03/10/48)	225	185,727
4.95%, 09/09/52 (Call 03/09/52)	35	31,486
5.15%, 01/20/63 (Call 07/20/62)	325	290,798
United Parcel Service Inc.
3.40%, 11/15/46 (Call 05/15/46)	305	218,429
3.40%, 09/01/49 (Call 03/01/49)	337	244,107
3.63%, 10/01/42	260	203,011
3.75%, 11/15/47 (Call 05/15/47)	609	470,641
4.25%, 03/15/49 (Call 09/15/48)	353	293,240
4.88%, 11/15/40 (Call 05/15/40)	560	515,668
5.20%, 04/01/40 (Call 10/01/39)	196	187,783
5.30%, 04/01/50 (Call 10/01/49)	612	598,903
6.20%, 01/15/38	1,131	1,197,485

		43,699,737

Trucking & Leasing — 0.0%
GATX Corp.
3.10%, 06/01/51 (Call 12/01/50)(a)	294	163,925
4.50%, 03/30/45 (Call 09/30/44)	140	101,969
5.20%, 03/15/44 (Call 09/15/43)	174	140,795

		406,689

Water — 0.2%
American Water Capital Corp.
3.25%, 06/01/51 (Call 12/01/50)	250	164,480
3.45%, 05/01/50 (Call 11/01/49)	345	235,223
3.75%, 09/01/47 (Call 03/01/47)	424	307,196
4.00%, 12/01/46 (Call 06/01/46)	195	145,391
4.15%, 06/01/49 (Call 12/01/48)	350	269,606
4.20%, 09/01/48 (Call 03/01/48)	474	369,468
4.30%, 12/01/42 (Call 06/01/42)	261	210,519
4.30%, 09/01/45 (Call 03/01/45)(a)	116	91,086
6.59%, 10/15/37	487	511,049
Essential Utilities Inc.
3.35%, 04/15/50 (Call 10/15/49)	371	232,602
4.28%, 05/01/49 (Call 11/01/48)	220	162,955
5.30%, 05/01/52 (Call 11/01/51)	290	253,291
Veolia Environnement SA, 6.75%, 06/01/38	53	54,809

		3,007,675

Total Corporate Bonds & Notes — 97.8% (Cost: $1,794,483,619)		1,243,757,311

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® 10+ Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Foreign Government Obligations(e)

South Korea — 0.0%
Korea Electric Power Corp., 5.13%, 04/23/34(a)(b)	$200	$195,271

Total Foreign Government Obligations — 0.0% (Cost: $216,810)		195,271

Total Long-Term Investments — 97.8% (Cost: $1,794,700,429)		1,243,952,582

Short-Term Securities

Money Market Funds — 8.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.29%(f)(g)(h)	92,810	92,791,779
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(f)(g)	10,310	10,310,000

Total Short-Term Securities — 8.1% (Cost: $103,089,228)		103,101,779

Total Investments — 105.9% (Cost: $1,897,789,657)		1,347,054,361

Liabilities in Excess of Other Assets — (5.9)%		(74,860,237)

Net Assets — 100.0%		$1,272,194,124

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	U.S. dollar denominated security issued by foreign domiciled entity.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$1,243,757,311	$—	$1,243,757,311
Foreign Government Obligations	—	195,271	—	195,271
Money Market Funds	103,101,779	—	—	103,101,779

	$103,101,779	$1,243,952,582	$—	$1,347,054,361

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
American Express Credit Account Master Trust
3.75%, 08/15/27	$9,330	$9,004,754
5.18%, 10/15/27	15,000	14,999,256
Class A, 0.90%, 11/15/26	70,000	64,339,554
AmeriCredit Automobile Receivables Trust Series 2021-1, Class B, 0.68%, 10/19/26 (Call 02/18/24)	11,050	10,476,813
BA Credit Card Trust
Series 2020-A1, Class A1, 0.34%, 05/15/26	9,450	8,957,290
Series 2021-A1, Class A1, 0.44%, 09/15/26	23,870	22,312,582
BMW Vehicle Lease Trust
1.23%, 05/27/25 (Call 04/25/24)	6,500	6,107,798
Series 2022-1, Class A3, 1.10%, 03/25/25 (Call 03/25/24)	16,740	16,058,738
Capital One Multi-Asset Execution Trust
Class A2, 1.39%, 07/15/30	11,000	8,974,909
Series 2021-A1, Class A1, 0.55%, 07/15/26	20,000	18,535,520
CarMax Auto Owner Trust Series 2021-4, Class A3, 0.56%, 09/15/26 (Call 11/15/24)	7,490	7,078,503
Carmax Auto Owner Trust 2021-1 Series 2021-1, Class A3, 0.34%, 12/15/25 (Call 06/15/24)	6,238	5,998,275
Discover Card Execution Note Trust
3.56%, 07/15/27	18,000	17,311,736
Series 2022-A1, Class A1, 1.96%, 02/15/27	6,900	6,412,625
Exeter Automobile Receivables Trust Series 2021-2, Class D, 1.40%, 04/15/27 (Call 09/15/24)	3,261	2,877,287
GM Financial Automobile Leasing Trust Series 2020-2, Class A4, 1.01%, 07/22/24 (Call 11/20/22)	1,432	1,429,295
GM Financial Consumer Automobile Receivables Trust
1.26%, 11/16/26 (Call 03/16/25)	14,000	13,191,251
1.51%, 04/17/28 (Call 09/16/25)	2,940	2,665,994
Louisiana Local Government Environmental Facilities & Community Development Auth4.28%, 02/01/36	1,560	1,446,845
Santander Drive Auto Receivables Trust Series 2021-3, Class C, 0.95%, 09/15/27 (Call 10/15/23)	13,720	13,138,481
Verizon Master Trust Series 2021-1, Class A, 0.50%, 05/20/27 (Call 05/20/24)	28,690	26,661,163
Volkswagen Auto Lease Trust 2020-A Series 2020-A, Class A3, 0.39%, 01/22/24 (Call 03/20/23)	1,152	1,141,650

Total Asset-Backed Securities — 0.4% (Cost: $298,308,263)		279,120,319

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 1.1%
Bank
Series 2018-BN15, Class A4, 4.41%, 11/15/61 (Call 11/15/28)(a)	5,000	4,648,349
Series 2019-BN21, Class A5, 2.85%, 10/17/52 (Call 10/15/29)	15,310	12,795,554
Series 2020, Class A5, 2.65%, 01/15/63 (Call 02/15/30)	6,500	5,318,605
Series 2020-BN27, Class A5, 2.14%, 04/15/63 (Call 04/15/30)	23,610	18,539,064
Series 2020-BN29, Class A4, 2.00%, 11/15/53 (Call 12/15/30)	5,760	4,375,623
Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2017-BNK3, Class ASB, 3.37%, 02/15/50 (Call 02/15/27)	2,025	1,927,659

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Barclays Commercial Mortgage Trust, Series 2019-C4, Class A5, 2.92%, 08/15/52 (Call 08/15/29)	$8,750	$7,386,055
BBCMS Mortgage Trust
Series 2017-C1, Class A4, 3.67%, 02/15/50 (Call 02/15/27)	18,450	16,929,626
Series 2020-C6, Class A4, 2.64%, 02/15/53 (Call 02/15/30)	10,000	8,198,146
Series 2020-C7, Class A5, 2.04%, 04/15/53 (Call 04/15/30)	16,670	13,056,273
Series 2021-C11, Class A5, 2.32%, 09/15/54	1,965	1,512,832
Series 2022-C15, Class A5, 3.66%, 04/15/55 (Call 04/15/32)(a)	3,745
		3,211,338
BBCMS Trust, Series 2021-C10, Class A5, 2.49%, 07/15/54 (Call 07/15/31)	18,590	14,701,943
Benchmark Mortgage Trust
Series 2018-B2, Class A5, 3.88%, 02/15/51 (Call 02/15/28)(a)	10,616	9,690,486
Series 2018-B3, Class A5, 4.03%, 04/10/51 (Call 04/10/28)	7,000	6,431,443
Series 2018-B5, Class A4, 4.21%, 07/15/51 (Call 08/15/28)	6,150	5,666,102
Series 2018-B7, Class A4, 4.51%, 05/15/53 (Call 11/15/28)(a)	10,093	9,437,002
Series 2018-B8, Class A5, 4.23%, 01/15/52 (Call 12/15/28)	17,000	15,630,273
Series 2019-B11, Class A4, 3.28%, 05/15/52 (Call 06/15/29)	20,650	17,998,721
Series 2019-B11, Class A5, 3.54%, 05/15/52 (Call 06/15/29)	20,000	17,559,913
Series 2020-B19, Class B, 2.35%, 09/15/53 (Call 10/15/30)	2,700	1,923,403
Series 2020-B21, Class A4, 1.70%, 12/17/53 (Call 12/15/30)	7,000	5,296,359
Series 2020-B21, Class A5, 1.98%, 12/17/53 (Call 12/15/30)	8,616	6,541,771
Series 2020-B23, Class A5, 2.07%, 02/15/54 (Call 02/15/31)	25,000	18,997,681
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A4, 4.13%, 11/10/46 (Call 11/10/23)	10,000	9,808,653
Series 2014-GC25, Class AAB, 3.37%, 10/10/47 (Call 10/10/24)	3,945	3,849,188
Series 2014-GC25, Class AS, 4.02%, 10/10/47 (Call 10/10/24)	5,209	4,950,208
Series 2015-GC27, Class AAB, 2.94%, 02/10/48 (Call 01/10/25)	4,565	4,445,115
Series 2016-GC37, Class A4, 3.31%, 04/10/49 (Call 03/10/26)	17,730	16,333,113
Series 2016-P5, Class A4, 2.94%, 10/10/49 (Call 10/10/26)	11,400	10,245,001
Series 2017-P7, Class A4, 3.71%, 04/14/50 (Call 04/14/27)	13,900	12,771,415
Series 2018-B2, Class A4, 4.01%, 03/10/51 (Call 03/10/28)	20,020	18,375,552
COMM Mortgage Trust
Series 2014-CR20, Class A3, 3.33%, 11/10/47 (Call 01/10/29)	5,784	5,497,938
Series 2014-UBS2, Class A4, 3.69%, 03/10/47 (Call 03/10/24)	4,535	4,411,620

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2014-UBS3, Class A4, 3.82%, 06/10/47 (Call 06/10/24)	$12,887	$12,403,530
Series 2015-CR24, Class A5, 3.70%, 08/10/48 (Call 06/10/26)	16,990	15,994,456
Series 2015-LC23, Class A2, 3.22%, 10/10/48	3,359	3,188,495
Series 2015-PC1, Class A5, 3.90%, 07/10/50 (Call 06/10/25)	9,650	9,192,579
Series 2016-CR28, Class A4, 3.76%, 02/10/49 (Call 01/10/26)	8,000	7,487,664
Series 2016-DC2, Class A5, 3.77%, 02/10/49 (Call 02/10/26)	4,000	3,749,995
Commission Mortgage Trust
Series 2013-CR12, Class A4, 4.05%, 10/10/46 (Call 11/10/23)	8,900	8,716,385
Series 2014-CR16, Class A4, 4.05%, 04/10/47 (Call 04/10/24)	2,800	2,719,374
Series 2014-CR18, Class AM, 4.10%, 07/15/47 (Call 07/15/24)	10,000	9,557,238
Series 2014-UBS2, Class A5, 3.96%, 03/10/47 (Call 03/10/24)	9,700	9,456,501
Series 2014-UBS4, Class A5, 3.69%, 08/10/47 (Call 07/10/29)	12,920	12,405,207
Series 2015-CR22, Class A5, 3.31%, 03/10/48 (Call 03/10/25)	3,000	2,829,929
Series 2015-DC1, Class A5, 3.35%, 02/10/48 (Call 02/10/25)	2,750	2,598,627
Series 2015-DC1, Class C, 4.30%, 02/10/48 (Call 02/10/25)(a)	3,000	2,738,046
Series 2015-LC21, Class A4, 3.71%, 07/10/48 (Call 01/10/26)	15,500	14,643,914
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class A4, 3.50%, 06/15/57 (Call 05/15/25)	10,000	9,423,268
Series 2015-C4, Class A4, 3.81%, 11/15/48 (Call 11/15/25)	17,519	16,467,529
Series 2016-C7, Class A5, 3.50%, 11/15/49 (Call 11/15/26)	5,200	4,736,267
Series 2018-CX11, Class A5, 4.03%, 04/15/51 (Call 04/15/28)(a)	27,000	24,764,991
Series 2019-C18, Class A4, 2.97%, 12/15/52 (Call 12/15/29)	10,000	8,357,183
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49 (Call 08/10/26)	1,000	897,517
GS Mortgage Securities Corp. II, Series 2018-GS10, Class A5, 4.16%, 07/10/51 (Call 07/10/28)(a)	3,000	2,755,733
GS Mortgage Securities Trust
Series 2013-GC16, Class A4, 4.27%, 11/10/46 (Call 11/10/23)	10,000	9,827,103
Series 2014-GC24, Class A4, 3.67%, 09/10/47 (Call 09/10/24)	19,444	18,838,527
Series 2014-GC24, Class A5, 3.93%, 09/10/47 (Call 09/10/24)	6,000	5,743,105
Series 2015-GS1, Class A3, 3.73%, 11/10/48 (Call 11/10/25)	10,000	9,318,251
Series 2017-GS7, Class A3, 3.17%, 08/10/50 (Call 08/10/27)	13,000	11,596,954
Series 2018-GS9, Class A4, 3.99%, 03/10/51 (Call 03/10/28)(a)	3,000	2,746,312
Series 2019-GC38, Class A4, 3.97%, 02/10/52 (Call 02/10/29)	2,500	2,257,206

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
JPMBB Commercial Mortgage Securities Trust
Series 2014-C22, Class A4, 3.80%, 09/15/47 (Call 03/15/26)	$7,000	$6,736,266
Series 2014-C23, Class A5, 3.93%, 09/15/47 (Call 02/15/26)	9,660	9,307,311
Series 2014-C24, Class A5, 3.64%, 11/15/47 (Call 10/15/25)	16,995	16,221,493
Series 2014-C25, Class B, 4.35%, 11/15/47 (Call 11/15/24)(a)	3,800	3,570,378
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.80%, 07/15/47 (Call 06/15/24)	9,000	8,702,325
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class AS, 4.07%, 07/15/46 (Call 06/15/28)(a)	8,166	7,773,351
Series 2015-C22, Class A4, 3.31%, 04/15/48 (Call 04/15/25)	5,000	4,688,628
Series 2015-C23, Class A4, 3.72%, 07/15/50 (Call 06/15/25)	1,850	1,741,917
Series 2015-C24, Class A4, 3.73%, 05/15/48 (Call 08/15/25)	7,275	6,802,541
Series 2015-C27, Class A4, 3.75%, 12/15/47 (Call 11/15/25)	17,025	15,977,127
Series 2016-C28, Class A4, 3.54%, 01/15/49 (Call 02/15/28)	16,420	15,232,604
Series 2016-C28, Class AS, 3.95%, 01/15/49 (Call 02/15/28)	2,000	1,807,832
Series 2016-C32, Class A3, 3.46%, 12/15/49 (Call 01/15/27)	9,522	8,665,481
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4, 3.81%, 12/15/48 (Call 12/15/25)	3,500	3,262,988
Series 2017-H1, Class A5, 3.53%, 06/15/50 (Call 06/15/27)	12,000	10,868,779
Series 2018, Class A3, 4.14%, 10/15/51 (Call 10/15/28)	21,700	19,876,764
Series 2018-H3, Class A4, 3.91%, 07/15/51 (Call 07/15/28)	700	640,635
Series 2019-H6, Class A4, 3.42%, 06/15/52 (Call 06/15/29)	7,660	6,643,730
Series 2019-L3, Class AS, 3.49%, 11/15/52 (Call 11/15/29)	720	598,903
Series 2020-L4, Class A3, 2.70%, 02/15/53 (Call 02/15/30)	20,000	16,338,294
Series 2021-L7, Class A5, 2.57%, 10/15/54 (Call 10/15/31)	10,430	8,106,984
UBS Commercial Mortgage Trust, Series 2018-C08, Class A4, 3.98%, 02/15/51 (Call 02/15/28)	18,150	16,602,443
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.53%, 05/10/63 (Call 11/10/22)	19	19,207
Wells Fargo Commercial Mortgage Trust Class A4, 2.34%, 08/15/54 (Call 07/15/31)	4,600	3,524,572
Series 2014-LC16, Class A5, 3.82%, 08/15/50 (Call 07/15/24)	15,200	14,661,078
Series 2014-LC18, Class ASB, 3.24%, 12/15/47 (Call 01/15/25)	7,111	6,911,255
Series 2015-C27, Class A5, 3.45%, 02/15/48 (Call 03/15/25)	8,500	8,010,546
Series 2015-LC22, Class A4, 3.84%, 09/15/58 (Call 09/15/25)	5,000	4,715,429

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2015-SG1, Class A4, 3.79%, 09/15/48 (Call 08/15/25)	$10,856	$10,251,559
Series 2020-C56, Class A5, 2.45%, 06/15/53 (Call 04/15/30)	6,480	5,175,309
Series 2020-C58, Class A4, 2.10%, 07/15/53 (Call 12/15/30)	17,680	13,493,508
Series 2021-C59, Class A5, 2.63%, 04/15/54 (Call 04/15/31)	5,200	4,114,113
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	2,727	2,717,012

		827,634,272

Total Collaterized Mortgage Obligations — 1.1% (Cost: $949,772,228)		827,634,272

Corporate Bonds & Notes

Advertising — 0.0%
Interpublic Group of Companies Inc. (The)
2.40%, 03/01/31 (Call 12/01/30)	1,888	1,420,475
3.38%, 03/01/41 (Call 09/01/40)	1,916	1,237,334
4.65%, 10/01/28 (Call 07/01/28)	1,321	1,220,353
4.75%, 03/30/30 (Call 12/30/29)	2,348	2,131,233
5.40%, 10/01/48 (Call 04/01/48)	1,520	1,278,806
Omnicom Group Inc.
2.45%, 04/30/30 (Call 01/30/30)	2,597	2,069,471
2.60%, 08/01/31 (Call 05/01/31)	2,639	2,067,947
4.20%, 06/01/30 (Call 03/01/30)	1,906	1,715,857
Omnicom Group Inc./Omnicom Capital Inc.
3.60%, 04/15/26 (Call 01/15/26)	6,070	5,697,788
3.65%, 11/01/24 (Call 08/01/24)	2,000	1,929,720
WPP Finance 2010, 3.75%, 09/19/24	2,436	2,340,338

		23,109,322

Aerospace & Defense — 0.4%
Boeing Co. (The)
1.43%, 02/04/24 (Call 11/14/22)	6,205	5,885,629
1.95%, 02/01/24	403	384,349
2.20%, 02/04/26 (Call 02/04/23)	7,175	6,379,364
2.25%, 06/15/26 (Call 03/15/26)	4,084	3,576,767
2.60%, 10/30/25 (Call 07/30/25)	3,088	2,817,306
2.70%, 02/01/27 (Call 12/01/26)	6,800	5,909,200
2.75%, 02/01/26 (Call 01/01/26)	540	487,183
2.80%, 03/01/24 (Call 02/01/24)	2,342	2,251,294
2.80%, 03/01/27 (Call 12/01/26)	2,950	2,560,777
2.85%, 10/30/24 (Call 07/30/24)	1,616	1,525,197
2.95%, 02/01/30 (Call 11/01/29)	5,629	4,510,067
3.10%, 05/01/26 (Call 03/01/26)	4,861	4,386,421
3.20%, 03/01/29 (Call 12/01/28)	3,561	2,967,595
3.25%, 02/01/28 (Call 12/01/27)	635	551,777
3.25%, 03/01/28 (Call 12/01/27)	2,889	2,486,822
3.25%, 02/01/35 (Call 11/01/34)	2,564	1,807,748
3.38%, 06/15/46 (Call 12/15/45)	1,248	749,611
3.45%, 11/01/28 (Call 08/01/28)	2,473	2,108,505
3.50%, 03/01/39 (Call 09/01/38)	2,009	1,319,491
3.55%, 03/01/38 (Call 09/01/37)	1,688	1,141,392
3.60%, 05/01/34 (Call 02/01/34)	2,831	2,107,849
3.63%, 02/01/31 (Call 11/01/30)	487	405,199
3.63%, 03/01/48 (Call 09/01/47)	1,555	941,366
3.65%, 03/01/47 (Call 09/01/46)	1,316	809,761
3.75%, 02/01/50 (Call 08/01/49)	4,718	3,012,773

Security	Par (000)	Value

Aerospace & Defense (continued)
3.83%, 03/01/59 (Call 09/01/58)	$1,501	$879,961
3.85%, 11/01/48 (Call 05/01/48)	1,764	1,111,249
3.90%, 05/01/49 (Call 11/01/48)	2,956	1,906,295
3.95%, 08/01/59 (Call 02/01/59)	3,803	2,371,018
4.88%, 05/01/25 (Call 04/01/25)	11,407	11,142,130
5.04%, 05/01/27 (Call 03/01/27)	6,969	6,725,921
5.15%, 05/01/30 (Call 02/01/30)	12,363	11,429,346
5.71%, 05/01/40 (Call 11/01/39)	6,932	6,029,384
5.81%, 05/01/50 (Call 11/01/49)	17,323	14,885,134
5.88%, 02/15/40	1,858	1,642,955
5.93%, 05/01/60 (Call 11/01/59)	10,557	8,929,638
6.13%, 02/15/33	1,423	1,379,926
6.63%, 02/15/38	1,514	1,440,889
6.88%, 03/15/39	2,071	2,007,793
General Dynamics Corp.
1.15%, 06/01/26 (Call 05/01/26)	2,465	2,153,079
2.13%, 08/15/26 (Call 05/15/26)	4,058	3,649,075
2.25%, 06/01/31 (Call 03/01/31)	1,400	1,139,432
2.38%, 11/15/24 (Call 09/15/24)	866	821,072
2.63%, 11/15/27 (Call 08/15/27)	2,409	2,142,348
2.85%, 06/01/41 (Call 12/01/40)	2,715	1,890,264
3.25%, 04/01/25 (Call 03/01/25)	2,999	2,883,389
3.50%, 05/15/25 (Call 03/15/25)	2,567	2,486,858
3.50%, 04/01/27 (Call 02/01/27)	852	801,016
3.60%, 11/15/42(b)	753	578,221
3.63%, 04/01/30 (Call 01/01/30)	4,017	3,658,643
3.75%, 05/15/28 (Call 02/15/28)	3,823	3,573,855
4.25%, 04/01/40 (Call 10/01/39)	1,869	1,609,060
4.25%, 04/01/50 (Call 10/01/49)	2,855	2,387,094
L3Harris Technologies Inc.
1.80%, 01/15/31 (Call 10/15/30)	2,705	2,021,960
2.90%, 12/15/29 (Call 09/15/29)	1,956	1,629,426
3.83%, 04/27/25 (Call 01/27/25)	2,466	2,367,977
3.85%, 12/15/26 (Call 09/15/26)	3,164	2,963,529
3.95%, 05/28/24 (Call 02/28/24)	1,430	1,397,911
4.40%, 06/15/28 (Call 03/15/28)	6,252	5,854,013
4.85%, 04/27/35 (Call 10/27/34)	1,696	1,514,732
5.05%, 04/27/45 (Call 10/27/44)	1,050	891,366
6.15%, 12/15/40	1,580	1,540,911
Lockheed Martin Corp.
1.85%, 06/15/30 (Call 03/15/30)	1,600	1,279,168
2.80%, 06/15/50 (Call 12/15/49)	3,635	2,314,259
3.55%, 01/15/26 (Call 10/15/25)(b)	3,438	3,309,522
3.60%, 03/01/35 (Call 09/01/34)	1,908	1,633,992
3.80%, 03/01/45 (Call 09/01/44)	4,030	3,116,641
3.90%, 06/15/32 (Call 03/15/32)(b)	1,975	1,806,572
4.07%, 12/15/42	2,013	1,652,633
4.09%, 09/15/52 (Call 03/15/52)	5,691	4,503,118
4.15%, 06/15/53 (Call 12/15/52)	4,035	3,236,110
4.30%, 06/15/62 (Call 12/15/61)	3,140	2,510,430
4.50%, 05/15/36 (Call 11/15/35)	1,775	1,613,475
4.70%, 05/15/46 (Call 11/15/45)	4,009	3,541,551
4.95%, 10/15/25	365	365,339
5.10%, 11/15/27	2,530	2,535,440
5.25%, 01/15/33	2,720	2,728,758
5.70%, 11/15/54	905	912,973
5.72%, 06/01/40	697	696,401
5.90%, 11/15/63	1,150	1,169,861
Series B, 6.15%, 09/01/36	1,875	1,972,931

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
Northrop Grumman Corp.
2.93%, 01/15/25 (Call 11/15/24)	$5,779	$5,508,947
3.20%, 02/01/27 (Call 11/01/26)	2,566	2,364,261
3.25%, 01/15/28 (Call 10/15/27)	7,628	6,900,747
3.85%, 04/15/45 (Call 10/15/44)	1,694	1,278,225
4.03%, 10/15/47 (Call 04/15/47)	7,521	5,913,762
4.40%, 05/01/30 (Call 02/01/30)	707	665,223
4.75%, 06/01/43	3,254	2,827,498
5.05%, 11/15/40	1,188	1,076,732
5.15%, 05/01/40 (Call 11/01/39)	1,885	1,732,899
5.25%, 05/01/50 (Call 11/01/49)	3,313	3,083,707
Raytheon Technologies Corp.
1.90%, 09/01/31 (Call 06/01/31)	3,146	2,389,167
2.25%, 07/01/30 (Call 04/01/30)	3,905	3,149,422
2.38%, 03/15/32 (Call 12/15/31)	3,777	2,951,386
2.65%, 11/01/26 (Call 08/01/26)(b)	525	477,608
2.82%, 09/01/51 (Call 03/01/51)	2,429	1,487,811
3.03%, 03/15/52 (Call 09/15/51)	4,575	2,907,321
3.13%, 05/04/27 (Call 02/04/27)	4,598	4,201,882
3.13%, 07/01/50 (Call 01/01/50)	3,795	2,496,958
3.20%, 03/15/24 (Call 01/15/24)	3,965	3,860,086
3.50%, 03/15/27 (Call 12/15/26)	4,615	4,305,241
3.70%, 12/15/23 (Call 09/15/23)	1,593	1,572,371
3.75%, 11/01/46 (Call 05/01/46)	4,504	3,293,235
3.95%, 08/16/25 (Call 06/16/25)	6,196	6,010,554
4.05%, 05/04/47 (Call 11/04/46)	2,863	2,200,387
4.13%, 11/16/28 (Call 08/16/28)	7,884	7,341,581
4.15%, 05/15/45 (Call 11/16/44)	3,045	2,383,809
4.35%, 04/15/47 (Call 10/15/46)	3,488	2,819,037
4.45%, 11/16/38 (Call 05/16/38)	3,270	2,795,915
4.50%, 06/01/42	11,997	10,175,256
4.63%, 11/16/48 (Call 05/16/48)	6,233	5,253,671
4.70%, 12/15/41	2,235	1,894,118
4.80%, 12/15/43 (Call 06/15/43)	2,002	1,722,481
4.88%, 10/15/40	959	847,871
5.40%, 05/01/35	55	52,926
6.05%, 06/01/36	115	117,030
6.13%, 07/15/38	285	287,742
7.20%, 08/15/27	1,888	2,045,516
7.50%, 09/15/29	205	226,824
Teledyne Technologies Inc.
0.95%, 04/01/24 (Call 12/01/22)	1,660	1,554,042
1.60%, 04/01/26 (Call 03/01/26)(b)	865	750,526
2.25%, 04/01/28 (Call 02/01/28)	715	592,928
2.75%, 04/01/31 (Call 01/01/31)	1,740	1,361,602

		338,697,792

Agriculture — 0.3%
Altria Group Inc.
2.35%, 05/06/25 (Call 04/06/25)	3,695	3,410,928
2.45%, 02/04/32 (Call 11/04/31)	6,035	4,289,376
2.63%, 09/16/26 (Call 06/16/26)(b)	3,345	2,994,511
3.40%, 05/06/30 (Call 02/06/30)	2,674	2,172,625
3.40%, 02/04/41 (Call 08/04/40)	5,092	3,102,912
3.70%, 02/04/51 (Call 08/04/50)	4,457	2,606,231
3.80%, 02/14/24 (Call 01/14/24)	345	337,489
3.88%, 09/16/46 (Call 03/16/46)	4,102	2,516,700
4.00%, 01/31/24	210	206,596
4.00%, 02/04/61 (Call 08/04/60)	3,250	1,937,618
4.25%, 08/09/42	3,656	2,479,536
4.40%, 02/14/26 (Call 12/14/25)(b)	3,471	3,335,353

Security	Par (000)	Value

Agriculture (continued)
4.45%, 05/06/50 (Call 11/06/49)	$2,098	$1,344,398
4.50%, 05/02/43	2,683	1,836,728
4.80%, 02/14/29 (Call 11/14/28)(b)	3,424	3,152,100
5.38%, 01/31/44(b)	6,337	5,062,186
5.80%, 02/14/39 (Call 08/14/38)(b)	6,902	5,839,161
5.95%, 02/14/49 (Call 08/14/48)	6,052	4,910,290
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)	5,850	5,348,480
2.70%, 09/15/51 (Call 03/15/51)	1,035	648,655
2.90%, 03/01/32 (Call 12/01/31)	1,765	1,474,728
3.25%, 03/27/30 (Call 12/27/29)	2,816	2,485,909
3.75%, 09/15/47 (Call 03/15/47)(b)	1,529	1,174,486
4.02%, 04/16/43	842	672,665
4.50%, 03/15/49 (Call 09/15/48)	3,444	2,993,731
4.54%, 03/26/42	1,252	1,084,545
5.38%, 09/15/35	536	526,384
5.94%, 10/01/32	547	572,091
BAT Capital Corp.
2.26%, 03/25/28 (Call 01/25/28)	1,850	1,463,979
2.73%, 03/25/31 (Call 12/25/30)	4,103	3,002,001
2.79%, 09/06/24 (Call 08/06/24)	3,848	3,638,784
3.22%, 08/15/24 (Call 06/15/24)	8,367	7,992,326
3.22%, 09/06/26 (Call 07/06/26)	6,363	5,675,287
3.46%, 09/06/29 (Call 06/06/29)	2,122	1,713,048
3.56%, 08/15/27 (Call 05/15/27)	10,482	9,174,475
3.73%, 09/25/40 (Call 03/25/40)	1,803	1,135,980
3.98%, 09/25/50 (Call 03/25/50)	2,371	1,421,794
4.39%, 08/15/37 (Call 02/15/37)	8,529	6,183,951
4.54%, 08/15/47 (Call 02/15/47)	8,571	5,550,237
4.70%, 04/02/27 (Call 02/02/27)	2,814	2,619,553
4.74%, 03/16/32 (Call 12/16/31)	3,175	2,661,730
4.76%, 09/06/49 (Call 03/06/49)	3,773	2,519,081
4.91%, 04/02/30 (Call 01/02/30)	3,563	3,114,525
5.28%, 04/02/50	1,727	1,236,083
5.65%, 03/16/52 (Call 09/16/51)(b)	2,340	1,770,514
7.75%, 10/19/32	1,110	1,134,575
BAT International Finance PLC
1.67%, 03/25/26 (Call 02/25/26)	3,003	2,580,118
4.45%, 03/16/28 (Call 02/16/28)	3,350	2,972,790
Bunge Ltd. Finance Corp.
1.63%, 08/17/25 (Call 07/17/25)	2,780	2,492,965
2.75%, 05/14/31 (Call 02/14/31)	4,175	3,282,886
3.25%, 08/15/26 (Call 05/15/26)	3,223	2,941,793
3.75%, 09/25/27 (Call 06/25/27)	2,838	2,596,089
Philip Morris International Inc.
0.88%, 05/01/26 (Call 04/01/26)	2,259	1,933,004
1.50%, 05/01/25 (Call 04/01/25)	3,316	3,021,738
1.75%, 11/01/30 (Call 08/01/30)(b)	1,843	1,353,628
2.10%, 05/01/30 (Call 02/01/30)	1,918	1,464,201
2.75%, 02/25/26 (Call 11/25/25)	4,295	3,941,693
2.88%, 05/01/24 (Call 04/01/24)	4,263	4,116,822
3.13%, 08/17/27 (Call 05/17/27)	2,415	2,173,065
3.13%, 03/02/28 (Call 12/02/27)(b)	2,476	2,163,975
3.25%, 11/10/24	3,637	3,501,813
3.38%, 08/11/25 (Call 05/11/25)	2,643	2,508,815
3.38%, 08/15/29 (Call 05/15/29)(b)	1,986	1,698,646
3.60%, 11/15/23(b)	2,143	2,111,734
3.88%, 08/21/42	3,156	2,092,681
4.13%, 03/04/43	1,844	1,256,797
4.25%, 11/10/44	1,909	1,325,419

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Agriculture (continued)
4.38%, 11/15/41	$3,197	$2,309,960
4.50%, 03/20/42	4,660	3,405,994
4.88%, 11/15/43	3,285	2,525,475
6.38%, 05/16/38	3,838	3,579,204
Reynolds American Inc.
4.45%, 06/12/25 (Call 03/12/25)	8,840	8,532,633
5.70%, 08/15/35 (Call 02/15/35)	2,591	2,189,835
5.85%, 08/15/45 (Call 02/15/45)	6,553	5,127,985
6.15%, 09/15/43	2,206	1,787,897
7.25%, 06/15/37	1,745	1,663,526

		213,177,516

Airlines — 0.1%
American Airlines Pass Through Trust
Series 2015-2, Class AA, 3.60%, 03/22/29	1,222	1,066,618
Series 2016-1, Class AA, 3.58%, 07/15/29	1,293	1,129,562
Series 2016-2, Class AA, 3.20%, 12/15/29	1,207	1,024,275
Series 2016-3, Class AA, 3.00%, 04/15/30	690	577,742
Series 2017-1, Class AA, 3.65%, 08/15/30	1,997	1,767,921
Series 2017-2, Class AA, 3.35%, 04/15/31	1,377	1,165,544
Series 2019-1, Class AA, 3.15%, 08/15/33(b)	1,628	1,326,592
Series A, Class A, 2.88%, 01/11/36	4,270	3,324,238
Continental Airlines Pass Through Trust, Series 2012-2, Class A, 4.00%, 10/29/24(b)	1,516	1,418,387
Delta Air Lines Pass Through Trust
Series 2019-1, Class AA, 3.20%, 10/25/25	510	489,284
Series 2020, Class AA, 2.00%, 12/10/29(b)	5,533	4,674,663
JetBlue Pass Through Trust
Series 1A, Class A, 4.00%, 05/15/34	2,173	1,904,721
Series 2019-1, Class AA, 2.75%, 11/15/33(b)	1,526	1,221,234
Southwest Airlines Co.
2.63%, 02/10/30 (Call 11/10/29)	1,318	1,049,168
3.00%, 11/15/26 (Call 08/15/26)	1,690	1,520,290
3.45%, 11/16/27 (Call 08/16/27)(b)	1,663	1,492,942
5.13%, 06/15/27 (Call 04/15/27)	7,172	6,992,915
5.25%, 05/04/25 (Call 04/04/25)	5,519	5,494,330
United Airlines Pass Through Trust
Series 2012-1 A, Class A, 4.15%, 10/11/25	1,504	1,430,768
Series 2013-1, Class A, 4.30%, 02/15/27	1,022	937,583
Series 2014-1, Class A, 4.00%, 10/11/27	4,136	3,726,662
Series 2014-2, Class A, 3.75%, 03/03/28	3,211	2,856,897
Series 2016-1, Class AA, 3.10%, 01/07/30	2,766	2,366,244
Series 2016-2, Class AA, 2.88%, 04/07/30	2,207	1,847,755
Series 2018-1, Class AA, 3.50%, 09/01/31	3,216	2,722,407
Series 2019, Class AA, 4.15%, 08/25/31	406	357,810
Series 2019-2, Class AA, 2.70%, 11/01/33(b)	2,836	2,246,174
Series 2020-1, Class A, 5.88%, 10/15/27(b)	3,579	3,445,364
Series 2020-1, Class B, 4.88%, 07/15/27	2,491	2,314,168

		61,892,258

Apparel — 0.1%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)	1,843	1,677,204
2.40%, 03/27/25 (Call 02/27/25)	6,576	6,216,293
2.75%, 03/27/27 (Call 01/27/27)	6,123	5,616,383
2.85%, 03/27/30 (Call 12/27/29)	6,075	5,270,488
3.25%, 03/27/40 (Call 09/27/39)(b)	1,965	1,493,518
3.38%, 11/01/46 (Call 05/01/46)	3,895	2,836,767
3.38%, 03/27/50 (Call 09/27/49)(b)	3,517	2,562,662
3.63%, 05/01/43 (Call 11/01/42)	1,244	964,585
3.88%, 11/01/45 (Call 05/01/45)(b)	4,003	3,195,555

Security	Par (000)	Value

Apparel (continued)
PVH Corp., 4.63%, 07/10/25 (Call 06/10/25)	$2,483	$2,361,556
Ralph Lauren Corp.
2.95%, 06/15/30 (Call 03/15/30)	2,004	1,674,863
3.75%, 09/15/25 (Call 07/15/25)	3,750	3,628,612
Tapestry Inc.
3.05%, 03/15/32 (Call 12/15/31)	1,633	1,204,223
4.13%, 07/15/27 (Call 04/15/27)(b)	476	430,570
4.25%, 04/01/25 (Call 01/01/25)	90	87,092
VF Corp.
2.40%, 04/23/25 (Call 03/23/25)	4,019	3,723,202
2.80%, 04/23/27 (Call 02/23/27)(b)	3,314	2,938,491
2.95%, 04/23/30 (Call 01/23/30)	3,214	2,596,591

		48,478,655

Auto Manufacturers — 0.4%
American Honda Finance Corp.
0.55%, 07/12/24	442	409,734
0.75%, 08/09/24	1,280	1,187,674
1.00%, 09/10/25	619	551,801
1.20%, 07/08/25	765	690,137
1.30%, 09/09/26	2,415	2,095,133
1.50%, 01/13/25	3,385	3,139,960
1.80%, 01/13/31	982	752,359
2.00%, 03/24/28	1,645	1,381,751
2.15%, 09/10/24	2,718	2,578,322
2.25%, 01/12/29	3,270	2,726,689
2.30%, 09/09/26	2,681	2,394,267
2.35%, 01/08/27(b)	1,826	1,623,405
2.40%, 06/27/24	3,785	3,623,002
2.90%, 02/16/24	3,483	3,386,765
3.50%, 02/15/28	3,241	2,950,639
3.55%, 01/12/24	4,360	4,281,389
Cummins Inc.
0.75%, 09/01/25 (Call 08/01/25)	2,245	1,999,150
1.50%, 09/01/30 (Call 06/01/30)(b)	1,669	1,274,766
2.60%, 09/01/50 (Call 03/01/50)(b)	3,870	2,286,938
4.88%, 10/01/43 (Call 04/01/43)(b)	1,346	1,197,455
General Motors Co.
4.00%, 04/01/25	2,399	2,299,777
4.20%, 10/01/27 (Call 07/01/27)	2,873	2,629,628
5.00%, 10/01/28 (Call 07/01/28)(b)	3,220	2,983,555
5.00%, 04/01/35(b)	2,623	2,178,716
5.15%, 04/01/38 (Call 10/01/37)	3,395	2,774,258
5.20%, 04/01/45	4,477	3,450,155
5.40%, 10/15/29 (Call 08/15/29)	1,970	1,825,954
5.40%, 04/01/48 (Call 10/01/47)	3,274	2,590,880
5.60%, 10/15/32 (Call 07/15/32)	4,130	3,749,792
5.95%, 04/01/49 (Call 10/01/48)(b)	3,947	3,334,386
6.13%, 10/01/25 (Call 09/01/25)	7,586	7,556,339
6.25%, 10/02/43	2,175	1,906,366
6.60%, 04/01/36 (Call 10/01/35)	4,305	4,057,549
6.75%, 04/01/46 (Call 10/01/45)	2,882	2,675,101
6.80%, 10/01/27 (Call 08/01/27)	3,576	3,624,777
General Motors Financial Co. Inc.
1.05%, 03/08/24	3,004	2,817,812
1.20%, 10/15/24	3,545	3,238,818
1.25%, 01/08/26 (Call 12/08/25)	1,590	1,359,466
1.50%, 06/10/26 (Call 05/10/26)	5,060	4,262,240
2.35%, 02/26/27 (Call 01/26/27)	4,045	3,431,414
2.35%, 01/08/31 (Call 10/08/30)	1,245	913,245
2.40%, 04/10/28 (Call 02/10/28)	3,210	2,601,320

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
2.40%, 10/15/28 (Call 08/15/28)	$4,080	$3,221,527
2.70%, 08/20/27 (Call 06/20/27)	1,079	910,136
2.70%, 06/10/31 (Call 03/10/31)	4,270	3,178,161
2.75%, 06/20/25 (Call 05/20/25)	5,454	5,017,844
2.90%, 02/26/25 (Call 01/26/25)	5,771	5,385,497
3.10%, 01/12/32 (Call 10/12/31)	1,955	1,489,495
3.50%, 11/07/24 (Call 09/07/24)	4,850	4,626,027
3.60%, 06/21/30 (Call 03/21/30)	1,911	1,564,153
3.80%, 04/07/25	125	118,234
3.85%, 01/05/28 (Call 10/05/27)	2,329	2,051,570
3.95%, 04/13/24 (Call 02/13/24)	3,243	3,154,823
4.00%, 01/15/25 (Call 10/15/24)	2,590	2,490,855
4.00%, 10/06/26 (Call 07/06/26)	3,226	2,960,500
4.30%, 07/13/25 (Call 04/13/25)	2,948	2,808,353
4.30%, 04/06/29 (Call 02/06/29)	150	131,786
4.35%, 04/09/25 (Call 02/09/25)	2,492	2,390,924
4.35%, 01/17/27 (Call 10/17/26)	4,764	4,391,646
5.00%, 04/09/27 (Call 03/09/27)	4,755	4,496,756
5.10%, 01/17/24 (Call 12/17/23)	6,740	6,680,149
5.25%, 03/01/26 (Call 12/01/25)	4,785	4,635,852
5.65%, 01/17/29 (Call 10/17/28)	2,699	2,546,857
6.05%, 10/10/25	2,410	2,391,371
Honda Motor Co. Ltd.
2.27%, 03/10/25 (Call 02/10/25)	180	168,964
2.53%, 03/10/27 (Call 02/10/27)	480	429,394
2.97%, 03/10/32 (Call 12/10/31)	3,620	2,997,722
Mercedes-Benz Finance North America LLC, 8.50%, 01/18/31	5,829	6,797,780
PACCAR Financial Corp.
0.35%, 02/02/24	560	529,799
0.50%, 08/09/24	619	572,222
0.90%, 11/08/24	170	156,845
1.10%, 05/11/26	2,204	1,936,280
1.80%, 02/06/25	986	920,017
2.00%, 02/04/27(b)	1,200	1,063,524
2.15%, 08/15/24	1,688	1,602,908
2.85%, 04/07/25	25	23,799
3.15%, 06/13/24	910	885,366
3.55%, 08/11/25(b)	1,703	1,647,738
4.95%, 10/03/25	1,550	1,549,612
Toyota Motor Corp.
0.68%, 03/25/24 (Call 02/25/24)	4,675	4,402,775
1.34%, 03/25/26 (Call 02/25/26)	2,980	2,632,383
2.36%, 07/02/24	2,607	2,500,400
2.36%, 03/25/31 (Call 12/25/30)(b)	1,295	1,056,047
2.76%, 07/02/29	1,098	952,251
3.67%, 07/20/28	1,790	1,656,663
Toyota Motor Credit Corp.
0.45%, 01/11/24	270	255,990
0.50%, 06/18/24	5,900	5,488,357
0.63%, 09/13/24	3,690	3,406,719
0.80%, 10/16/25	580	512,772
0.80%, 01/09/26	265	231,480
1.13%, 06/18/26(b)	8,164	7,089,373
1.15%, 08/13/27(b)	1,978	1,643,619
1.45%, 01/13/25	2,680	2,484,333
1.65%, 01/10/31(b)	1,306	994,924
1.80%, 02/13/25(b)	2,903	2,707,309
1.90%, 01/13/27	2,200	1,928,080
1.90%, 04/06/28	2,999	2,538,983

Security	Par (000)	Value

Auto Manufacturers (continued)
1.90%, 09/12/31(b)	$4,200	$3,204,936
2.00%, 10/07/24	1,983	1,873,677
2.15%, 02/13/30	3,825	3,127,741
2.40%, 01/13/32	200	159,226
2.50%, 03/22/24	50	48,346
2.90%, 04/17/24	1,972	1,914,063
3.00%, 04/01/25	5,233	4,989,927
3.05%, 03/22/27	5,260	4,815,267
3.05%, 01/11/28	2,200	1,990,252
3.20%, 01/11/27	4,627	4,279,605
3.35%, 01/08/24	3,074	3,021,865
3.38%, 04/01/30	1,714	1,523,146
3.40%, 04/14/25	3,600	3,465,144
3.65%, 08/18/25	3,125	3,008,875
3.65%, 01/08/29	2,105	1,931,380
3.95%, 06/30/25	3,085	3,006,548
4.40%, 09/20/24	1,500	1,485,345
4.45%, 06/29/29	3,230	3,098,054
4.55%, 09/20/27	1,025	997,069

		285,140,294

Auto Parts & Equipment — 0.0%
Aptiv PLC
3.10%, 12/01/51 (Call 06/01/51)	5,010	2,788,917
4.35%, 03/15/29 (Call 12/15/28)	1,000	892,540
4.40%, 10/01/46 (Call 04/01/46)	1,202	843,407
5.40%, 03/15/49 (Call 09/15/48)	1,367	1,077,483
Aptiv PLC/Aptiv Corp.
2.40%, 02/18/25 (Call 02/18/23)	800	745,504
3.25%, 03/01/32 (Call 12/01/31)(b)	3,245	2,588,017
4.15%, 05/01/52 (Call 11/01/51)	3,550	2,395,682
BorgWarner Inc.
2.65%, 07/01/27 (Call 05/01/27)	2,528	2,207,273
3.38%, 03/15/25 (Call 12/15/24)	594	567,466
4.38%, 03/15/45 (Call 09/15/44)(b)	2,010	1,439,823
Lear Corp.
2.60%, 01/15/32 (Call 10/15/31)	1,725	1,257,904
3.50%, 05/30/30 (Call 02/28/30)	1,535	1,253,389
3.55%, 01/15/52 (Call 07/15/51)(b)	955	544,293
3.80%, 09/15/27 (Call 06/15/27)	1,684	1,522,151
4.25%, 05/15/29 (Call 02/15/29)	2,085	1,830,192
5.25%, 05/15/49 (Call 11/15/48)	1,380	1,076,345
Magna International Inc.
2.45%, 06/15/30 (Call 03/15/30)	778	623,100
3.63%, 06/15/24 (Call 03/15/24)(b)	4,500	4,391,010
4.15%, 10/01/25 (Call 07/01/25)	1,934	1,879,423

		29,923,919

Banks — 5.6%
Australia & New Zealand Banking Group Ltd./New York NY, 3.70%, 11/16/25	3,164	3,035,890
Banco Bilbao Vizcaya Argentaria SA
1.13%, 09/18/25	3,625	3,166,147
5.86%, 09/14/26 (Call 09/14/25)(a)	3,800	3,671,560
Banco Santander SA
1.72%, 09/14/27 (Call 09/14/26)(a)	3,650	2,978,436
1.85%, 03/25/26	4,701	4,012,774
2.71%, 06/27/24	7,055	6,701,474
2.75%, 05/28/25	7,929	7,199,215
2.75%, 12/03/30	1,718	1,188,409
2.96%, 03/25/31	3,265	2,420,475

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.23%, 11/22/32(a)	$3,730	$2,557,512
3.31%, 06/27/29	4,449	3,708,998
3.49%, 05/28/30	4,055	3,201,382
3.50%, 03/24/25	200	189,920
3.80%, 02/23/28	2,121	1,802,192
3.89%, 05/24/24	4,475	4,337,036
4.18%, 03/24/28 (Call 03/24/27)(a)	3,400	2,994,482
4.25%, 04/11/27	5,210	4,704,422
4.38%, 04/12/28	2,906	2,553,764
5.15%, 08/18/25	600	577,134
5.18%, 11/19/25	6,083	5,781,466
5.29%, 08/18/27	3,800	3,508,350
Bank of America Corp.
0.98%, 04/22/25 (Call 04/22/24), (SOFR + 0.690%)(a)	8,928	8,269,203
0.98%, 09/25/25 (Call 09/25/24), (SOFR + 0.910%)(a)	2,808	2,551,573
1.20%, 10/24/26 (Call 10/24/25), (SOFR + 1.010%)(a)	9,990	8,667,224
1.32%, 06/19/26 (Call 06/19/25), (SOFR + 1.150%)(a)	9,168	8,097,911
1.53%, 12/06/25 (Call 12/06/24), (SOFR + 0.650%)(a)	7,029	6,408,269
1.73%, 07/22/27 (Call 07/22/26), (SOFR + 0.960%)(a)	18,298	15,640,947
1.84%, 02/04/25 (Call 02/04/24), (SOFR + 0.670%)(a)	3,250	3,079,050
1.90%, 07/23/31 (Call 07/23/30), (SOFR + 1.530%)(a)	3,455	2,563,299
1.92%, 10/24/31 (Call 10/24/30), (SOFR + 1.370%)(a)	11,321	8,317,312
2.02%, 02/13/26 (Call 02/13/25), (3 mo. LIBOR US + 0.640%)(a)	4,619	4,226,570
2.09%, 06/14/29 (Call 06/14/28), (SOFR + 1.060%)(a)	7,175	5,806,010
2.30%, 07/21/32 (Call 07/21/31), (SOFR + 1.220%)(a)	7,935	5,874,995
2.46%, 10/22/25 (Call 10/22/24), (3 mo. LIBOR US + 0.870%)(a)	9,901	9,232,980
2.48%, 09/21/36 (Call 09/21/31)(a)	8,395	5,996,632
2.50%, 02/13/31 (Call 02/13/30), (3 mo. LIBOR US + 0.990%)(a)	13,290	10,433,314
2.55%, 02/04/28 (Call 02/04/27), (SOFR + 1.050%)(a)	9,157	7,919,706
2.57%, 10/20/32 (Call 10/20/31), (SOFR + 1.210%)(a)	9,865	7,449,752
2.59%, 04/29/31 (Call 04/29/30), (SOFR + 2.150%)(a)	12,894	10,192,578
2.68%, 06/19/41 (Call 06/19/40), (SOFR + 1.930%)(a)	15,377	9,748,095
2.69%, 04/22/32 (Call 04/22/31), (SOFR + 1.320%)(a)	13,314	10,275,612
2.83%, 10/24/51 (Call 10/24/50), (SOFR + 1.880%)(a)	3,069	1,785,759
2.88%, 10/22/30 (Call 10/22/29), (3 mo. LIBOR US + 1.190%)(a)	8,003	6,525,326
2.97%, 02/04/33 (Call 02/04/32), (SOFR + 1.330%)(a)	13,665	10,588,735
2.97%, 07/21/52 (Call 07/21/51), (SOFR + 1.560%)(a)	5,885	3,494,807

Security	Par (000)	Value

Banks (continued)
3.09%, 10/01/25 (Call 10/01/24), (3 mo. LIBOR US + 1.090%)(a)	$5,454	$5,163,138
3.19%, 07/23/30 (Call 07/23/29), (3 mo. LIBOR US + 1.180%)(a)	9,770	8,174,754
3.25%, 10/21/27 (Call 10/21/26)	10,960	9,789,691
3.31%, 04/22/42 (Call 04/22/41), (SOFR + 1.580%)(a)	12,265	8,481,125
3.37%, 01/23/26 (Call 01/23/25), (3 mo. LIBOR US + 0.810%)(a)	4,864	4,583,396
3.38%, 04/02/26 (Call 04/02/25), (SOFR + 1.330%)(a)	6,975	6,550,153
3.42%, 12/20/28 (Call 12/20/27), (3 mo. LIBOR US + 1.040%)(a)	17,637	15,575,940
3.46%, 03/15/25 (Call 03/15/24), (3 mo. LIBOR US + 0.970%)(a)	7,254	6,993,364
3.50%, 04/19/26	11,681	10,919,632
3.56%, 04/23/27 (Call 04/23/26), (3 mo. LIBOR US + 1.060%)(a)	8,112	7,465,392
3.59%, 07/21/28 (Call 07/21/27), (3 mo. LIBOR US + 1.370%)(a)	8,391	7,521,776
3.71%, 04/24/28 (Call 04/24/27), (3 mo. LIBOR US + 1.512%)(a)	8,584	7,768,177
3.82%, 01/20/28 (Call 01/20/27), (3 mo. LIBOR US + 1.575%)(a)	10,233	9,355,623
3.84%, 04/25/25, (SOFR + 1.110%)(a)	6,280	6,075,963
3.85%, 03/08/37 (Call 03/08/32)(a)	950	762,480
3.88%, 08/01/25	2,073	2,003,161
3.95%, 01/23/49 (Call 01/23/48), (3 mo. LIBOR US + 1.19%)(a)	4,130	2,950,307
3.97%, 03/05/29 (Call 03/05/28), (3 mo. LIBOR US + 1.070%)(a)	9,170	8,238,603
3.97%, 02/07/30 (Call 02/07/29), (3 mo. LIBOR US + 1.210%)(a)	9,843	8,709,677
4.00%, 04/01/24	6,558	6,465,204
4.00%, 01/22/25	10,160	9,797,796
4.08%, 04/23/40 (Call 04/23/39), (3 mo. LIBOR US + 1.32%)(a)	3,559	2,772,390
4.08%, 03/20/51 (Call 03/20/50), (3 mo. LIBOR US + 3.15%)(a)	16,258	12,067,988
4.13%, 01/22/24	4,371	4,320,428
4.20%, 08/26/24	8,942	8,745,365
4.24%, 04/24/38 (Call 04/24/37), (3 mo. LIBOR US + 1.814%)(a)	6,464	5,250,255
4.25%, 10/22/26	8,965	8,480,531
4.27%, 07/23/29 (Call 07/23/28), (3 mo. LIBOR US + 1.310%)(a)	11,414	10,369,505
4.33%, 03/15/50 (Call 03/15/49), (3 mo. LIBOR US + 1.520%)(a)	9,791	7,607,901
4.38%, 04/27/28 (Call 04/27/27), (SOFR + 1.580%)(a)	4,816	4,479,265
4.44%, 01/20/48 (Call 01/20/47), (3 mo. LIBOR US + 1.990%)(a)	7,535	5,964,329
4.45%, 03/03/26	7,398	7,091,797
4.57%, 04/27/33 (Call 04/27/32), (SOFR + 1.830%)(a)	8,480	7,527,357
4.83%, 07/22/26 (Call 07/22/25)(a)(b)	10,240	9,955,328
4.88%, 04/01/44	1,698	1,399,407
4.95%, 07/22/28 (Call 07/22/27)(a)	9,315	8,885,765
5.00%, 01/21/44	5,930	5,068,786
5.02%, 07/22/33 (Call 07/22/32)(a)	14,370	13,188,786

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.88%, 02/07/42	$5,752	$5,520,022
6.11%, 01/29/37	7,877	7,581,612
6.22%, 09/15/26	2,379	2,414,733
7.75%, 05/14/38	6,104	6,760,241
Series L, 3.95%, 04/21/25	10,403	9,962,225
Series L, 4.18%, 11/25/27 (Call 11/25/26)	8,781	8,050,860
Series L, 4.75%, 04/21/45	2,512	2,002,692
Series N, 1.66%, 03/11/27 (Call 03/11/26), (SOFR + 0.910%)(a)	10,835	9,356,889
Series N, 2.65%, 03/11/32 (Call 03/11/31), (SOFR + 1.220%)(a)	9,445	7,280,773
Series N, 3.48%, 03/13/52, (SOFR + 1.650%)(a)	4,435	2,929,805
Bank of America NA, 6.00%, 10/15/36	5,753	5,597,554
Bank of Montreal
0.45%, 12/08/23	316	300,301
0.63%, 07/09/24	2,231	2,062,180
0.95%, 01/22/27 (Call 01/22/26), (SOFR + 0.603%)(a)	1,040	897,270
1.25%, 09/15/26	5,785	4,921,473
1.50%, 01/10/25	685	628,960
1.85%, 05/01/25(b)	5,852	5,373,540
2.15%, 03/08/24	3,710	3,554,477
2.50%, 06/28/24	1,618	1,545,158
2.65%, 03/08/27	3,645	3,230,017
3.09%, 01/10/37 (Call 01/10/32)(a)	3,900	2,849,730
3.70%, 06/07/25	75	71,846
3.80%, 12/15/32 (Call 12/15/27)(a)	4,701	4,029,979
4.34%, 10/05/28 (Call 10/05/23)(a)	4,579	4,498,043
Series E, 3.30%, 02/05/24	8,480	8,273,851
Series H, 4.25%, 09/14/24	283	277,082
Series H, 4.70%, 09/14/27 (Call 08/14/27)	920	881,286
Bank of New York Mellon Corp. (The)
0.35%, 12/07/23 (Call 11/07/23)	440	419,360
0.50%, 04/26/24 (Call 03/26/24)	3,091	2,891,012
0.75%, 01/28/26 (Call 12/28/25)	416	363,638
1.05%, 10/15/26 (Call 09/15/26)	1,786	1,518,886
1.60%, 04/24/25 (Call 03/24/25)	2,196	2,010,899
1.65%, 07/14/28 (Call 05/14/28)	2,360	1,919,152
1.65%, 01/28/31 (Call 10/28/30)	952	713,400
1.80%, 07/28/31 (Call 04/28/31)	2,000	1,489,460
2.05%, 01/26/27 (Call 12/26/26)	2,520	2,214,425
2.10%, 10/24/24	4,083	3,853,209
2.45%, 08/17/26 (Call 05/17/26)	2,981	2,703,052
2.50%, 01/26/32 (Call 10/26/31)	1,800	1,394,298
2.80%, 05/04/26 (Call 02/04/26)	3,627	3,358,529
3.00%, 10/30/28 (Call 07/30/28)	2,172	1,867,486
3.25%, 09/11/24 (Call 08/11/24)	2,597	2,516,986
3.25%, 05/16/27 (Call 02/16/27)	3,612	3,337,958
3.30%, 08/23/29 (Call 05/23/29)	2,359	2,041,479
3.35%, 04/25/25 (Call 03/25/25)	3,715	3,572,418
3.40%, 05/15/24 (Call 04/15/24)	3,092	3,014,545
3.40%, 01/29/28 (Call 10/29/27)	3,269	2,972,894
3.43%, 06/13/25 (Call 06/13/24)(a)	1,940	1,880,209
3.44%, 02/07/28 (Call 02/07/27), (3 mo. LIBOR US + 1.069%)(a)	3,236	2,961,199
3.85%, 04/28/28	2,805	2,607,528
3.85%, 04/26/29 (Call 02/26/29)	1,590	1,425,594
3.95%, 11/18/25 (Call 10/18/25)	2,444	2,363,324
3.99%, 06/13/28 (Call 06/13/27)(a)	2,292	2,134,883
4.29%, 06/13/33 (Call 06/13/32)(a)	1,857	1,659,267

Security	Par (000)	Value

Banks (continued)
4.41%, 07/24/26 (Call 07/24/25)(a)	$1,853	$1,798,967
4.60%, 07/26/30 (Call 07/26/29)(a)	1,020	954,822
5.80%, 10/25/28	1,080	1,087,549
5.83%, 10/25/33	2,510	2,516,426
Series 12, 3.65%, 02/04/24 (Call 01/05/24)	2,715	2,668,954
Series G, 3.00%, 02/24/25 (Call 01/24/25)	3,216	3,069,415
Series J, 0.85%, 10/25/24 (Call 09/25/24)	2,327	2,140,584
Series J, 1.90%, 01/25/29 (Call 11/25/28)	1,898	1,532,217
Bank of Nova Scotia (The)
0.65%, 07/31/24	3,730	3,432,794
0.70%, 04/15/24	1,591	1,485,564
1.05%, 03/02/26	1,265	1,096,553
1.30%, 06/11/25(b)	4,227	3,796,396
1.30%, 09/15/26	4,045	3,448,484
1.35%, 06/24/26	3,590	3,104,309
1.45%, 01/10/25	5,575	5,107,926
1.95%, 02/02/27	2,740	2,367,250
2.15%, 08/01/31	896	666,418
2.20%, 02/03/25	5,279	4,914,379
2.44%, 03/11/24	30	28,879
2.45%, 02/02/32	2,230	1,674,819
2.70%, 08/03/26	5,131	4,626,110
2.95%, 03/11/27	570	510,549
3.40%, 02/11/24	5,946	5,809,777
3.45%, 04/11/25	3,720	3,540,398
4.50%, 12/16/25	5,017	4,808,945
4.59%, 05/04/37 (Call 02/04/32)(a)	4,715	3,877,805
Bank OZK, 2.75%, 10/01/31 (Call 10/01/26), (SOFR + 2.090%)(a)	880	746,478
BankUnited Inc.
4.88%, 11/17/25 (Call 08/17/25)	1,156	1,114,777
5.13%, 06/11/30 (Call 03/11/30)	1,049	939,254
Barclays Bank PLC, 3.75%, 05/15/24	710	692,293
Barclays PLC
1.01%, 12/10/24 (Call 12/10/23)(a)	1,192	1,116,892
2.28%, 11/24/27 (Call 11/24/26)(a)	6,253	5,173,169
2.65%, 06/24/31 (Call 06/24/30), (SOFR + 1.900%)(a)	2,016	1,477,627
2.67%, 03/10/32 (Call 03/10/31)(a)	1,235	881,333
2.85%, 05/07/26 (Call 05/07/25), (SOFR + 2.714%)(a)	4,140	3,730,430
2.89%, 11/24/32 (Call 11/24/31)(a)	4,125	2,930,647
3.33%, 11/24/42 (Call 11/24/41)(a)(b)	4,120	2,525,313
3.56%, 09/23/35 (Call 09/23/30)(a)	3,585	2,539,542
3.65%, 03/16/25	8,673	8,067,538
3.81%, 03/10/42 (Call 03/10/41)(a)(b)	625	370,675
3.93%, 05/07/25 (Call 05/07/24), (3 mo. LIBOR US + 1.610%)(a)	7,307	6,954,364
4.34%, 01/10/28 (Call 01/10/27)	4,325	3,801,242
4.38%, 09/11/24	5,728	5,443,891
4.38%, 01/12/26	9,312	8,647,868
4.84%, 05/09/28 (Call 05/07/27)	6,758	5,732,000
4.95%, 01/10/47	5,752	4,305,487
4.97%, 05/16/29 (Call 05/16/28), (3 mo. LIBOR US + 1.902%)(a)	6,120	5,419,138
5.09%, 06/20/30 (Call 06/20/29), (3 mo. LIBOR US + 3.054%)(a)	4,970	4,162,375
5.20%, 05/12/26	7,208	6,641,667
5.25%, 08/17/45	5,244	4,192,893
5.30%, 08/09/26 (Call 08/09/25)(a)	4,505	4,286,598

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.50%, 08/09/28 (Call 08/09/27)(a)	$5,980	$5,522,171
5.75%, 08/09/33 (Call 08/09/32)(a)	2,125	1,887,914
7.33%, 11/02/26	2,000	1,996,680
7.39%, 11/02/28	1,500	1,492,590
7.44%, 11/02/33	3,900	3,889,548
BNP Paribas SA, 4.25%, 10/15/24	4,206	4,050,799
BPCE SA
3.38%, 12/02/26	2,592	2,361,804
4.00%, 04/15/24	3,332	3,243,269
Cadence Bank, 4.13%, 11/20/29 (Call 11/20/24), (3 mo. LIBOR US + 2.470%)(a)	625	591,788
Canadian Imperial Bank of Commerce
0.50%, 12/14/23	4,510	4,279,313
0.95%, 10/23/25(b)	3,343	2,931,209
1.00%, 10/18/24	3,810	3,497,961
1.25%, 06/22/26	4,530	3,875,324
2.25%, 01/28/25	3,395	3,165,430
3.10%, 04/02/24	4,788	4,641,200
3.30%, 04/07/25	325	308,922
3.45%, 04/07/27(b)	50	45,608
3.60%, 04/07/32 (Call 03/07/32)	175	144,452
3.95%, 08/04/25	2,920	2,803,988
Citibank NA, 3.65%, 01/23/24 (Call 12/23/23)	8,112	7,989,184
Citigroup Inc.
0.78%, 10/30/24, (SOFR + 0.686%)(a)	1,528	1,444,495
0.98%, 05/01/25 (Call 05/01/24), (SOFR + 0.669%)(a)	4,325	3,989,683
1.12%, 01/28/27 (Call 01/28/26), (SOFR + 0.765%)(a)	9,730	8,275,657
1.28%, 11/03/25 (Call 11/03/24), (SOFR + 0.528%)(a)	1,800	1,631,430
1.46%, 06/09/27 (Call 06/09/26), (SOFR + 0.770%)(a)	10,055	8,542,024
2.01%, 01/25/26 (Call 01/25/25), (SOFR + 0.694%)(a)	3,300	3,015,738
2.52%, 11/03/32 (Call 11/03/31), (SOFR + 1.177%)(a)	2,280	1,706,557
2.56%, 05/01/32 (Call 05/01/31), (SOFR + 1.167%)(a)	10,620	8,094,033
2.57%, 06/03/31 (Call 06/03/30), (SOFR + 2.107%)(a)	12,265	9,607,297
2.67%, 01/29/31 (Call 01/29/30), (SOFR + 1.146%)(a)	8,127	6,464,053
2.90%, 11/03/42 (Call 11/03/41), (SOFR + 1.379%)(a)	2,310	1,460,613
2.98%, 11/05/30 (Call 11/05/29), (SOFR + 1.422%)(a)	4,717	3,849,072
3.06%, 01/25/33 (Call 01/25/32), (SOFR + 1.351%)(a)	7,440	5,811,533
3.07%, 02/24/28 (Call 02/24/27), (SOFR + 1.280%)(a)	5,530	4,882,160
3.11%, 04/08/26 (Call 04/08/25), (SOFR + 2.842%)(a)	13,612	12,703,943
3.20%, 10/21/26 (Call 07/21/26)	10,360	9,443,451
3.29%, 03/17/26 (Call 03/17/25), (SOFR + 1.528%)(a)	3,990	3,739,827
3.30%, 04/27/25	5,697	5,407,706
3.35%, 04/24/25 (Call 04/24/24), (3 mo. LIBOR US + 0.897%)(a)	11,817	11,347,392
3.40%, 05/01/26	8,060	7,483,468

Security	Par (000)	Value

Banks (continued)
3.52%, 10/27/28 (Call 10/27/27),
(3 mo. LIBOR US + 1.151%)(a)	$8,863	$7,846,237
3.67%, 07/24/28 (Call 07/24/27), (3 mo. LIBOR US + 1.390%)(a)	9,065	8,126,863
3.70%, 01/12/26	7,744	7,280,676
3.75%, 06/16/24(b)	4,295	4,201,670
3.79%, 03/17/33 (Call 03/17/32), (SOFR + 1.939%)(a)	4,590	3,797,950
3.88%, 03/26/25	5,948	5,691,344
3.88%, 01/24/39, (3 mo. LIBOR US + 1.168%)(a)	2,211	1,688,983
3.89%, 01/10/28 (Call 01/10/27), (3 mo. LIBOR US + 1.563%)(a)	9,907	9,072,632
3.98%, 03/20/30 (Call 03/20/29), (3 mo. LIBOR US + 1.338%)(a)	8,684	7,653,643
4.00%, 08/05/24	2,918	2,845,196
4.08%, 04/23/29 (Call 04/23/28), (3 mo. LIBOR US + 1.192%)(a)	7,346	6,617,864
4.13%, 07/25/28	7,609	6,856,242
4.14%, 05/24/25 (Call 05/24/24), (SOFR + 1.372%)(a)	5,400	5,245,452
4.28%, 04/24/48 (Call 04/24/47), (3 mo. LIBOR US + 1.839%)(a)	2,070	1,581,935
4.30%, 11/20/26	4,678	4,414,254
4.40%, 06/10/25	3,745	3,627,107
4.41%, 03/31/31 (Call 03/31/30), (SOFR + 3.914%)(a)	13,319	11,864,965
4.45%, 09/29/27	13,397	12,483,057
4.60%, 03/09/26	6,570	6,306,280
4.65%, 07/30/45	4,385	3,494,450
4.65%, 07/23/48 (Call 06/23/48)	8,118	6,529,145
4.66%, 05/24/28 (Call 05/24/27), (SOFR + 1.887%)(a)	2,505	2,360,136
4.75%, 05/18/46	7,558	5,852,537
4.91%, 05/24/33 (Call 05/24/32)(a)	2,715	2,470,080
5.30%, 05/06/44	3,785	3,179,589
5.32%, 03/26/41 (Call 03/26/40), (SOFR + 4.548%)(a)	2,292	2,038,482
5.50%, 09/13/25	6,998	6,937,747
5.61%, 09/29/26 (Call 09/29/25)(a)	10,635	10,491,534
5.88%, 02/22/33	1,272	1,213,463
5.88%, 01/30/42	4,419	4,126,683
6.00%, 10/31/33	5,532	5,317,082
6.13%, 08/25/36	1,258	1,199,377
6.63%, 01/15/28	1,182	1,225,462
6.63%, 06/15/32	3,735	3,782,322
6.68%, 09/13/43	4,169	4,159,411
8.13%, 07/15/39	7,233	8,370,896
Citizens Bank NA, 4.58%, 08/09/28 (Call 08/09/27)(a)	1,810	1,709,455
Citizens Bank NA/Providence RI
2.25%, 04/28/25 (Call 03/28/25)	1,588	1,461,293
3.75%, 02/18/26 (Call 11/18/25)	2,209	2,069,325
4.12%, 05/23/25 (Call 05/23/24)(a)	1,810	1,758,198
6.06%, 10/24/25	1,810	1,822,218
Citizens Financial Group Inc.
2.50%, 02/06/30 (Call 11/06/29)	1,046	808,014
2.64%, 09/30/32 (Call 07/02/32)	1,842	1,311,375
2.85%, 07/27/26 (Call 04/27/26)	2,180	1,976,017
3.25%, 04/30/30 (Call 01/30/30)	2,363	1,947,750
4.30%, 12/03/25 (Call 11/03/25)	710	674,067
5.64%, 05/21/37 (Call 05/21/32)(a)	1,000	906,720

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Comerica Bank
2.50%, 07/23/24	$2,776	$2,642,974
4.00%, 07/27/25	1,200	1,137,696
Comerica Inc., 4.00%, 02/01/29 (Call 11/03/28)	2,346	2,139,880
Cooperatieve Rabobank UA
3.75%, 07/21/26	5,223	4,747,080
4.38%, 08/04/25	5,537	5,238,500
5.25%, 05/24/41	3,581	3,335,881
5.25%, 08/04/45(b)	4,350	3,552,993
5.75%, 12/01/43	4,350	3,843,573
Cooperatieve Rabobank UA/NY
0.38%, 01/12/24	824	778,565
1.38%, 01/10/25	2,190	2,011,187
3.38%, 05/21/25	3,297	3,149,327
3.88%, 08/22/24	250	244,398
Credit Agricole Corporate & Investment Bank SA, 0.78%, 06/28/24 (Call 12/28/22)	250	231,425
Credit Suisse AG/New York NY
0.50%, 02/02/24	1,510	1,378,766
1.25%, 08/07/26	3,530	2,818,387
2.95%, 04/09/25	5,646	5,052,549
3.63%, 09/09/24	11,784	10,955,113
3.70%, 02/21/25	6,951	6,359,887
4.75%, 08/09/24	500	474,715
5.00%, 07/09/27	5,360	4,821,213
Credit Suisse Group AG
3.75%, 03/26/25	7,266	6,515,132
4.55%, 04/17/26	4,654	4,076,485
4.88%, 05/15/45	6,083	4,108,215
Deutsche Bank AG
4.10%, 01/13/26	3,354	3,160,944
4.50%, 04/01/25	440	408,967
6.12%, 07/14/26 (Call 07/14/25)(a)	2,905	2,777,064
Deutsche Bank AG/London, 3.70%, 05/30/24	4,045	3,909,048
Deutsche Bank AG/New York NY
0.90%, 05/28/24	3,525	3,235,527
1.45%, 04/01/25 (Call 04/01/24), (SOFR + 1.131%)(a)	3,997	3,639,828
1.69%, 03/19/26	3,435	2,956,161
2.13%, 11/24/26 (Call 11/24/25), (SOFR + 1.870%)(a)	4,611	3,880,710
2.31%, 11/16/27 (Call 11/16/26), (SOFR + 1.219%)(a)	5,800	4,623,586
2.55%, 01/07/28 (Call 01/07/27), (SOFR + 1.318%)(a)	4,605	3,684,322
3.04%, 05/28/32 (Call 05/28/31), (SOFR + 1.718%)(a)	1,511	1,063,880
3.55%, 09/18/31 (Call 09/18/30), (SOFR + 3.043%)(a)	5,914	4,408,532
3.70%, 05/30/24	2,716	2,598,044
3.73%, 01/14/32, (SOFR + 2.757%)(a)	200	141,898
3.74%, 01/07/33 (Call 10/07/31), (SOFR + 2.257%)(a)	4,000	2,745,600
3.96%, 11/26/25 (Call 11/26/24), (SOFR + 2.581%)(a)	4,375	4,030,119
4.10%, 01/13/26	2,993	2,786,513
4.88%, 12/01/32 (Call 12/01/27)(a)	25	19,918
5.88%, 07/08/31 (Call 04/08/30), (SOFR + 5.438%)(a)	25	20,857
Series E, 0.96%, 11/08/23	1,410	1,344,886

Security	Par (000)	Value

Banks (continued)
Discover Bank
2.45%, 09/12/24 (Call 08/12/24)	$3,280	$3,080,084
2.70%, 02/06/30 (Call 11/06/29)	1,303	994,007
3.45%, 07/27/26 (Call 04/27/26)	4,025	3,611,995
4.25%, 03/13/26	1,660	1,546,074
4.65%, 09/13/28 (Call 06/13/28)	3,424	3,057,461
Fifth Third Bancorp.
1.71%, 11/01/27 (Call 11/01/26), (SOFR + 0.685%)(a)(b)	3,025	2,573,821
2.38%, 01/28/25 (Call 12/28/24)	3,102	2,888,862
2.55%, 05/05/27 (Call 04/05/27)	3,189	2,786,931
3.65%, 01/25/24 (Call 12/25/23)	5,891	5,769,822
4.06%, 04/25/28 (Call 04/25/27)(a)	2,350	2,154,363
4.30%, 01/16/24 (Call 12/16/23)	3,145	3,099,052
4.34%, 04/25/33(a)	2,016	1,748,436
4.77%, 07/28/30 (Call 07/28/29)(a)	2,720	2,493,750
6.36%, 10/27/28	2,720	2,736,266
8.25%, 03/01/38	3,315	3,768,757
Fifth Third Bank NA
2.25%, 02/01/27 (Call 01/01/27)	2,886	2,528,915
3.85%, 03/15/26 (Call 02/15/26)	3,141	2,928,700
3.95%, 07/28/25 (Call 06/28/25)	3,132	3,025,982
5.85%, 10/27/25	2,580	2,582,580
First Citizens BancShares Inc./NC, 3.38%, 03/15/30 (Call 03/15/25), (SOFR + 2.465%)(a)(b)	502	469,792
First Horizon Bank, 5.75%, 05/01/30 (Call 02/01/30)	1,563	1,492,134
First Horizon Corp., 4.00%, 05/26/25 (Call 04/26/25)	450	430,880
First Republic Bank/CA
4.38%, 08/01/46 (Call 02/01/46)	1,350	980,883
4.63%, 02/13/47 (Call 08/13/46)	1,313	994,768
First-Citizens Bank & Trust Co.
2.97%, 09/27/25 (Call 09/27/24), (SOFR + 1.715%)(a)	1,919	1,797,642
6.13%, 03/09/28	1,580	1,562,936
FNB Corp., 5.15%, 08/25/25 (Call 07/25/25)	35	34,277
Goldman Sachs Capital I, 6.35%, 02/15/34	5,120	4,903,219
Goldman Sachs Group Inc. (The)
0.86%, 02/12/26 (Call 02/12/25), (SOFR + 0.609%)(a)	2,701	2,394,220
1.09%, 12/09/26 (Call 12/09/25), (SOFR + 0.789%)(a)	2,417	2,079,925
1.22%, 12/06/23 (Call 12/06/22)	450	430,574
1.43%, 03/09/27 (Call 03/09/26), (SOFR + 0.798%)(a)	7,300	6,246,902
1.54%, 09/10/27 (Call 09/10/26), (SOFR + 0.818%)(a)	10,405	8,738,431
1.76%, 01/24/25 (Call 01/24/24), (SOFR + 0.730%)(a)	7,625	7,204,024
1.95%, 10/21/27 (Call 10/21/26), (SOFR + 0.913%)(a)	12,290	10,443,673
1.99%, 01/27/32 (Call 01/27/31), (SOFR + 1.090%)(a)	9,255	6,753,836
2.38%, 07/21/32 (Call 07/21/31), (SOFR + 1.248%)(a)	7,652	5,696,684
2.60%, 02/07/30 (Call 11/07/29)	7,346	5,841,833
2.62%, 04/22/32 (Call 04/22/31), (SOFR + 1.281%)(a)	13,340	10,191,760
2.64%, 02/24/28 (Call 02/24/27), (SOFR + 1.114%)(a)	6,650	5,750,255

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.65%, 10/21/32 (Call 10/21/31), (SOFR + 1.264%)(a)	$8,910	$6,731,772
2.91%, 07/21/42 (Call 07/21/41), (SOFR + 1.472%)(a)	7,275	4,537,927
3.00%, 03/15/24	4,295	4,153,222
3.10%, 02/24/33 (Call 02/24/32), (SOFR + 1.410%)(a)	11,930	9,352,285
3.21%, 04/22/42 (Call 04/22/41), (SOFR + 1.513%)(a)	9,418	6,257,884
3.27%, 09/29/25 (Call 09/29/24), (3 mo. LIBOR US + 1.201%)(a)	9,317	8,831,398
3.44%, 02/24/43 (Call 02/24/42), (SOFR + 1.632%)(a)	4,005	2,732,171
3.50%, 01/23/25 (Call 10/23/24)	5,421	5,188,764
3.50%, 04/01/25 (Call 03/01/25)	12,930	12,248,201
3.50%, 11/16/26 (Call 11/16/25)	10,953	10,065,588
3.62%, 03/15/28 (Call 03/15/27), (SOFR + 1.846%)(a)	3,440	3,100,300
3.63%, 02/20/24 (Call 01/20/24)	7,197	7,036,723
3.69%, 06/05/28 (Call 06/05/27), (3 mo. LIBOR US + 1.510%)(a)	10,117	9,092,148
3.75%, 05/22/25 (Call 02/22/25)	9,090	8,658,770
3.75%, 02/25/26 (Call 11/25/25)	8,168	7,674,653
3.80%, 03/15/30 (Call 12/15/29)	9,072	7,825,961
3.81%, 04/23/29 (Call 04/23/28),
(3 mo. LIBOR US + 1.158%)(a)	7,474	6,631,456
3.85%, 07/08/24 (Call 04/08/24)	11,215	10,961,653
3.85%, 01/26/27 (Call 01/26/26)	11,446	10,621,888
4.00%, 03/03/24	11,012	10,811,582
4.02%, 10/31/38 (Call 10/31/37), (3 mo. LIBOR US + 1.373%)(a)	6,457	5,020,382
4.22%, 05/01/29 (Call 05/01/28), (3 mo. LIBOR US + 1.301%)(a)	9,591	8,678,896
4.25%, 10/21/25	6,969	6,670,657
4.39%, 06/15/27 (Call 06/15/26)(a)	3,460	3,252,262
4.41%, 04/23/39 (Call 04/23/38), (3 mo. LIBOR US + 1.430%)(a)	3,394	2,754,129
4.48%, 08/23/28 (Call 08/23/27)(a)	9,385	8,722,044
4.75%, 10/21/45 (Call 04/21/45)(b)	5,454	4,419,431
4.80%, 07/08/44 (Call 01/08/44)	8,029	6,570,050
5.15%, 05/22/45	8,367	6,802,371
5.70%, 11/01/24	5,025	5,024,397
5.95%, 01/15/27	4,054	4,091,337
6.13%, 02/15/33	3,468	3,467,792
6.25%, 02/01/41	4,455	4,366,880
6.45%, 05/01/36	3,606	3,512,424
6.75%, 10/01/37	19,510	19,439,374
HSBC Bank USA NA, 7.00%, 01/15/39	2,050	2,056,478
HSBC Bank USA NA/New York NY
5.63%, 08/15/35(b)	935	823,623
5.88%, 11/01/34(b)	1,130	1,022,910
HSBC Holdings PLC
0.98%, 05/24/25 (Call 05/24/24), (SOFR + 0.708%)(a)	3,920	3,564,730
1.16%, 11/22/24 (Call 11/22/23), (SOFR + 0.580%)(a)	3,788	3,554,470
1.59%, 05/24/27 (Call 05/24/26), (SOFR + 1.290%)(a)	2,565	2,108,661
1.65%, 04/18/26 (Call 04/18/25), (SOFR + 1.538%)(a)	9,138	7,984,602

Security	Par (000)	Value

Banks (continued)
2.01%, 09/22/28 (Call 09/22/27), (SOFR + 1.732%)(a)	$2,210	$1,737,259
2.10%, 06/04/26 (Call 06/04/25), (SOFR + 1.929%)(a)	3,010	2,647,114
2.21%, 08/17/29 (Call 08/17/28), (SOFR + 1.285%)(a)	2,785	2,110,863
2.25%, 11/22/27 (Call 11/22/26), (SOFR + 1.100%)(a)	5,250	4,319,647
2.36%, 08/18/31 (Call 08/18/30), (SOFR + 1.947%)(a)	6,133	4,358,355
2.63%, 11/07/25 (Call 11/07/24), (SOFR + 1.401%)(a)	8,629	7,886,388
2.80%, 05/24/32 (Call 05/24/31), (SOFR + 1.187%)(a)	7,745	5,554,172
2.85%, 06/04/31 (Call 06/04/30), (SOFR + 2.387%)(a)	3,133	2,336,403
2.87%, 11/22/32 (Call 11/22/31), (SOFR + 1.410%)(a)	6,940	4,940,864
3.00%, 03/10/26 (Call 03/10/25), (SOFR + 1.430%)(a)	3,570	3,242,631
3.80%, 03/11/25 (Call 03/11/24), (3 mo. LIBOR US + 1.211%)(a)	9,910	9,462,563
3.90%, 05/25/26	8,794	8,031,384
3.97%, 05/22/30 (Call 05/22/29), (3 mo. LIBOR US + 1.610%)(a)	10,735	8,863,889
4.04%, 03/13/28 (Call 03/13/27), (3 mo. LIBOR US + 1.546%)(a)	8,811	7,720,022
4.18%, 12/09/25 (Call 12/09/24)(a)	3,990	3,767,518
4.25%, 03/14/24	8,177	7,911,002
4.25%, 08/18/25	6,796	6,329,930
4.29%, 09/12/26, (3 mo. LIBOR US + 1.348%)(a)	10,244	9,449,578
4.30%, 03/08/26	11,357	10,693,183
4.38%, 11/23/26	6,601	6,008,230
4.58%, 06/19/29 (Call 06/19/28), (3 mo. LIBOR US + 1.535%)(a)	14,282	12,433,052
4.76%, 06/09/28 (Call 06/09/27)(a)	10,845	9,766,139
4.76%, 03/29/33 (Call 03/29/32), (SOFR + 2.530%)(a)	6,215	4,940,303
4.95%, 03/31/30	10,725	9,610,780
5.21%, 08/11/28 (Call 08/11/27)(a)	2,300	2,109,100
5.25%, 03/14/44	3,244	2,508,488
5.40%, 08/11/33 (Call 08/11/32)(a)	7,500	6,509,550
6.10%, 01/14/42(b)	3,197	2,954,955
6.50%, 05/02/36	7,387	6,338,798
6.50%, 09/15/37	8,787	7,706,870
6.80%, 06/01/38	5,442	4,750,539
7.63%, 05/17/32	2,774	2,828,981
8.11%, 11/03/33	10,200	10,207,752
HSBC USA Inc.
3.50%, 06/23/24	2,223	2,142,461
3.75%, 05/24/24	6,670	6,478,438
Huntington Bancshares Inc.
2.49%, 08/15/36 (Call 08/15/31)(a)	1,555	1,080,523
4.44%, 08/04/28 (Call 08/04/27)(a)	1,365	1,269,791
5.02%, 05/17/33 (Call 05/17/32)(a)	1,394	1,267,578
Huntington Bancshares Inc./OH
2.55%, 02/04/30 (Call 11/04/29)	2,262	1,796,367
2.63%, 08/06/24 (Call 07/06/24)	3,867	3,693,913
4.00%, 05/15/25 (Call 04/15/25)	1,781	1,715,940

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Huntington National Bank (The), 4.55%, 05/17/28 (Call 05/17/27)(a)	$1,460	$1,393,220
Industrial & Commercial Bank of China Ltd./New York NY, 3.54%, 11/08/27	3,530	3,312,481
ING Groep NV
1.73%, 04/01/27 (Call 04/01/26), (SOFR + 1.005%)(a)	2,638	2,244,410
2.73%, 04/01/32 (Call 04/01/31), (SOFR + 1.316%)(a)	2,030	1,518,785
3.55%, 04/09/24	4,303	4,177,955
3.87%, 03/28/26 (Call 03/28/25), (SOFR + 1.640%)(a)	50	46,970
3.95%, 03/29/27	7,892	7,172,565
4.02%, 03/28/28 (Call 03/28/27), (SOFR + 1.830%)(a)	300	269,661
4.05%, 04/09/29	4,505	3,930,883
4.25%, 03/28/33 (Call 03/28/32), (SOFR + 2.070%)(a)	2,335	1,941,342
4.55%, 10/02/28	4,106	3,700,409
Intesa Sanpaolo SpA, 5.25%, 01/12/24	200	196,976
JPMorgan Chase & Co.
0.56%, 02/16/25 (Call 02/16/24), (SOFR + 0.420%)(a)	2,110	1,964,009
0.77%, 08/09/25 (Call 08/09/24), (SOFR + 0.490%)(a)	8,996	8,192,387
0.82%, 06/01/25 (Call 06/01/24), (SOFR + 0.540%)(a)	8,055	7,420,024
0.97%, 06/23/25 (Call 06/23/24), (SOFR + 0.580%)(a)	11,033	10,146,388
1.04%, 02/04/27 (Call 02/04/26), (SOFR + 0.695%)(a)	1,308	1,112,716
1.05%, 11/19/26 (Call 11/19/25), (SOFR + 0.800%)(a)	2,042	1,759,265
1.47%, 09/22/27 (Call 09/22/26), (SOFR + 0.765%)(a)	6,530	5,488,269
1.56%, 12/10/25 (Call 12/10/24), (SOFR + 0.605%)(a)	10,200	9,307,194
1.58%, 04/22/27 (Call 04/22/26), (SOFR + 0.885%)(a)	3,466	2,977,883
1.76%, 11/19/31 (Call 11/19/30), (SOFR + 1.105%)(a)	2,240	1,629,779
1.95%, 02/04/32 (Call 02/04/31), (SOFR + 1.065%)(a)	3,690	2,706,467
2.01%, 03/13/26 (Call 03/13/25), (SOFR + 1.585%)(a)	8,005	7,300,480
2.07%, 06/01/29 (Call 06/01/28), (SOFR + 1.015%)(a)	8,451	6,836,352
2.08%, 04/22/26 (Call 04/22/25), (SOFR + 1.850%)(a)	12,232	11,138,337
2.18%, 06/01/28 (Call 06/01/27), (SOFR + 1.890%)(a)	6,995	5,918,889
2.30%, 10/15/25 (Call 10/15/24), (SOFR + 1.160%)(a)	6,326	5,898,805
2.52%, 04/22/31 (Call 04/22/30), (SOFR + 2.040%)(a)	13,231	10,436,084
2.53%, 11/19/41 (Call 11/19/40), (SOFR + 1.510%)(a)	1,205	742,774
2.55%, 11/08/32 (Call 11/08/31), (SOFR + 1.180%)(a)	8,180	6,181,462

Security	Par (000)	Value

Banks (continued)
2.58%, 04/22/32 (Call 04/22/31), (SOFR + 1.250%)(a)	$4,874	$3,748,691
2.60%, 02/24/26 (Call 02/24/25), (SOFR + 0.915%)(a)	2,165	2,006,262
2.74%, 10/15/30 (Call 10/15/29), (SOFR + 1.510%)(a)	6,966	5,640,231
2.95%, 10/01/26 (Call 07/01/26)	12,168	11,117,415
2.95%, 02/24/28 (Call 02/24/27), (SOFR + 1.170%)(a)	2,729	2,402,857
2.96%, 05/13/31 (Call 05/13/30), (SOFR + 2.515%)(a)	3,741	2,946,711
2.96%, 01/25/33 (Call 01/25/32), (SOFR + 1.260%)(a)	9,400	7,335,102
3.11%, 04/22/41 (Call 04/22/40), (SOFR + 2.460%)(a)	8,216	5,622,455
3.11%, 04/22/51 (Call 04/22/50), (SOFR + 2.440%)(a)	10,510	6,563,390
3.13%, 01/23/25 (Call 10/23/24)	8,161	7,808,853
3.16%, 04/22/42 (Call 04/22/41), (SOFR + 2.460%)(a)	3,765	2,571,420
3.20%, 06/15/26 (Call 03/15/26)	6,422	5,950,561
3.22%, 03/01/25 (Call 03/01/24), (3 mo. LIBOR US + 1.155%)(a)	7,432	7,177,826
3.30%, 04/01/26 (Call 01/01/26)	9,826	9,176,698
3.33%, 04/22/52 (Call 04/22/51), (SOFR + 1.580%)(a)	9,180	5,940,929
3.51%, 01/23/29 (Call 01/23/28), (3 mo. LIBOR US + 0.945%)(a)	9,406	8,317,914
3.54%, 05/01/28 (Call 05/01/27), (3 mo. LIBOR US + 1.380%)(a)(b)	5,830	5,243,852
3.63%, 05/13/24	7,379	7,232,379
3.63%, 12/01/27 (Call 12/01/26)	6,631	6,001,121
3.70%, 05/06/30 (Call 05/06/29), (3 mo. LIBOR US + 1.160%)(a)	9,901	8,621,098
3.78%, 02/01/28 (Call 02/01/27), (3 mo. LIBOR US + 1.337%)(a)	11,241	10,243,811
3.85%, 06/14/25 (Call 06/14/24)(a)	6,200	6,028,632
3.88%, 02/01/24	8,122	8,021,287
3.88%, 09/10/24	11,096	10,809,501
3.88%, 07/24/38 (Call 07/24/37), (3 mo. LIBOR US + 1.360%)(a)	9,776	7,604,750
3.90%, 07/15/25 (Call 04/15/25)	10,435	10,084,175
3.90%, 01/23/49 (Call 01/23/48), (3 mo. LIBOR US + 1.220%)(a)	8,503	6,191,119
3.96%, 01/29/27 (Call 01/29/26), (3 mo. LIBOR US + 1.245%)(a)	9,747	9,134,206
3.96%, 11/15/48 (Call 11/15/47), (3 mo. LIBOR US + 1.380%)(a)	7,611	5,582,136
4.01%, 04/23/29 (Call 04/23/28), (3 mo. LIBOR US + 1.120%)(a)	4,774	4,296,457
4.02%, 12/05/24 (Call 12/05/23), (3 mo. LIBOR US + 1.000%)(a)	7,156	7,027,264
4.03%, 07/24/48 (Call 07/24/47), (3 mo. LIBOR US + 1.460%)(a)	7,141	5,309,548
4.08%, 04/26/26 (Call 04/26/25), (SOFR + 1.320%)(a)	10,960	10,507,242
4.13%, 12/15/26	10,006	9,484,988
4.20%, 07/23/29 (Call 07/23/28), (3 mo. LIBOR US + 1.260%)(a)	9,887	8,954,656
4.25%, 10/01/27	3,633	3,411,859

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.26%, 02/22/48 (Call 02/22/47), (3 mo. LIBOR US + 1.580%)(a)	$9,089	$7,049,156
4.32%, 04/26/28 (Call 04/26/27), (SOFR + 1.560%)(a)	11,480	10,686,388
4.45%, 12/05/29 (Call 12/05/28), (3 mo. LIBOR US + 1.330%)(a)	9,361	8,530,586
4.49%, 03/24/31 (Call 03/24/30), (SOFR + 3.790%)(a)	12,220	11,061,666
4.57%, 06/14/30 (Call 06/14/29)(a)	8,150	7,477,788
4.59%, 04/26/33 (Call 04/26/32), (SOFR + 1.800%)(a)	6,565	5,857,096
4.85%, 07/25/28 (Call 07/25/27)(a)	5,160	4,906,231
4.85%, 02/01/44	5,074	4,349,636
4.91%, 07/25/33 (Call 07/25/32)(a)	15,795	14,457,163
4.95%, 06/01/45	3,951	3,263,328
5.40%, 01/06/42	6,318	5,766,502
5.50%, 10/15/40	6,064	5,625,512
5.60%, 07/15/41	7,830	7,344,305
5.63%, 08/16/43	5,957	5,354,926
5.72%, 09/14/33 (Call 09/14/32)(a)	12,155	11,292,238
6.40%, 05/15/38	6,537	6,734,287
7.63%, 10/15/26	3,703	3,990,427
7.75%, 07/15/25	980	1,044,219
8.00%, 04/29/27	5,188	5,693,052
8.75%, 09/01/30	1,284	1,472,722
KeyBank NA/Cleveland OH
3.30%, 06/01/25	905	860,465
3.40%, 05/20/26	2,492	2,290,721
3.90%, 04/13/29	2,075	1,794,730
4.15%, 08/08/25	850	821,576
4.90%, 08/08/32	1,910	1,689,930
KeyCorp
2.25%, 04/06/27	2,691	2,312,215
2.55%, 10/01/29	2,611	2,102,456
3.88%, 05/23/25 (Call 05/23/24)(a)	1,035	1,004,675
4.10%, 04/30/28	3,821	3,511,728
4.15%, 10/29/25	1,704	1,644,774
4.79%, 06/01/33 (Call 06/01/32)(a)	2,355	2,130,003
Korea Development Bank (The)
0.40%, 03/09/24(b)	660	620,578
0.75%, 01/25/25(b)	1,865	1,694,520
0.80%, 07/19/26(b)	1,735	1,492,568
1.00%, 09/09/26	1,600	1,378,864
1.63%, 01/19/31	1,990	1,522,410
2.00%, 09/12/26	925	827,413
2.00%, 10/25/31	3,075	2,366,028
2.13%, 10/01/24	1,602	1,518,632
2.25%, 02/24/27	350	311,248
3.00%, 01/13/26	3,550	3,343,816
3.25%, 02/19/24	1,335	1,306,071
3.38%, 09/16/25	2,670	2,539,437
3.75%, 01/22/24(b)	4,295	4,233,496
Kreditanstalt fuer Wiederaufbau
0.00%, 04/18/36(c)	9,255	5,135,044
0.00%, 06/29/37(c)	13,391	7,024,651
0.25%, 03/08/24	2,975	2,805,663
0.38%, 07/18/25	8,675	7,760,048
0.50%, 09/20/24	1,000	926,700
0.63%, 01/22/26	6,085	5,380,965
0.75%, 09/30/30	4,039	3,094,965

Security	Par (000)	Value

Banks (continued)
1.00%, 10/01/26	$1,515	$1,327,549
1.25%, 01/31/25	10,610	9,871,862
1.38%, 08/05/24	11,495	10,873,695
1.63%, 05/10/24(d)	10	9,559
1.75%, 09/14/29	8,457	7,200,966
2.00%, 05/02/25	7,137	6,712,777
2.50%, 11/20/24	25,800	24,747,618
2.63%, 02/28/24	17,055	16,618,392
2.88%, 04/03/28	8,447	7,843,293
3.00%, 05/20/27	350	330,484
3.13%, 06/10/25	50	48,271
3.38%, 08/23/24	15	14,673
Landwirtschaftliche Rentenbank
0.88%, 03/30/26	835	738,683
0.88%, 09/03/30	2,035	1,575,029
1.75%, 07/27/26	4,405	3,988,463
2.00%, 01/13/25	7,837	7,422,501
2.38%, 06/10/25	3,655	3,458,178
3.13%, 11/14/23	1,405	1,383,658
Series 37, 2.50%, 11/15/27	2,717	2,483,583
Series 40, 0.50%, 05/27/25	6,910	6,234,547
Lloyds Bank PLC, 3.50%, 05/14/25	200	188,488
Lloyds Banking Group PLC
1.63%, 05/11/27 (Call 05/11/26)(a)	1,195	1,001,757
2.44%, 02/05/26 (Call 02/05/25)(a)	4,197	3,813,646
3.37%, 12/14/46 (Call 09/14/41)(a)	2,752	1,622,084
3.51%, 03/18/26 (Call 03/18/25)(a)	4,260	3,946,251
3.57%, 11/07/28 (Call 11/07/27), (3 mo. LIBOR US + 1.205%)(a)	4,082	3,489,375
3.75%, 01/11/27	4,759	4,263,826
3.75%, 03/18/28 (Call 03/18/27)(a)	5,215	4,604,063
3.87%, 07/09/25 (Call 07/09/24)(a)	3,697	3,522,613
3.90%, 03/12/24	2,739	2,667,622
4.34%, 01/09/48	5,354	3,573,367
4.38%, 03/22/28	2,073	1,847,831
4.45%, 05/08/25	5,297	5,079,081
4.50%, 11/04/24	2,145	2,066,536
4.55%, 08/16/28	6,740	6,039,377
4.58%, 12/10/25	4,928	4,516,216
4.65%, 03/24/26	5,396	4,975,760
4.72%, 08/11/26 (Call 08/11/25)(a)	2,905	2,746,067
4.98%, 08/11/33 (Call 08/11/32)(a)	1,350	1,155,546
5.30%, 12/01/45	3,039	2,317,724
M&T Bank Corp.
4.00%, 07/15/24 (Call 04/16/24)	344	337,065
4.55%, 08/16/28 (Call 08/16/27)(a)	2,045	1,926,124
Manufacturers & Traders Trust Co.
2.90%, 02/06/25 (Call 01/06/25)	2,977	2,824,339
3.40%, 08/17/27	2,005	1,781,242
Mitsubishi UFJ Financial Group Inc.
0.95%, 07/19/25 (Call 07/19/24)(a)	1,810	1,661,254
0.96%, 10/11/25 (Call 10/11/24)(a)	2,890	2,627,732
1.41%, 07/17/25	2,324	2,074,612
1.54%, 07/20/27 (Call 07/20/26)(a)	1,450	1,225,598
1.64%, 10/13/27 (Call 10/13/26)(a)	2,960	2,493,504
2.05%, 07/17/30	1,715	1,284,861
2.19%, 02/25/25	7,119	6,568,559
2.31%, 07/20/32 (Call 07/20/31)(a)	2,002	1,460,479
2.34%, 01/19/28 (Call 01/19/27)(a)	3,390	2,898,280
2.49%, 10/13/32 (Call 10/13/31)(a)	1,514	1,116,091

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.56%, 02/25/30	$4,300	$3,386,422
2.76%, 09/13/26	2,605	2,323,243
2.80%, 07/18/24	6,596	6,283,745
2.85%, 01/19/33 (Call 01/19/32)(a)	2,745	2,063,087
3.20%, 07/18/29(b)	6,574	5,505,988
3.29%, 07/25/27	3,712	3,321,275
3.41%, 03/07/24	6,724	6,538,888
3.68%, 02/22/27	3,619	3,322,351
3.74%, 03/07/29	4,409	3,880,625
3.75%, 07/18/39	5,540	4,122,314
3.78%, 03/02/25	4,886	4,689,485
3.84%, 04/17/26 (Call 04/17/25)(a)	2,750	2,614,013
3.85%, 03/01/26	2,929	2,752,293
3.96%, 03/02/28	4,943	4,515,480
4.05%, 09/11/28	4,341	3,932,512
4.08%, 04/19/28 (Call 04/19/27)(a)	2,720	2,497,858
4.15%, 03/07/39	2,206	1,740,291
4.29%, 07/26/38(b)	2,267	1,835,182
4.32%, 04/19/33 (Call 04/19/32)(a)	2,755	2,366,573
4.79%, 07/18/25 (Call 07/18/24)(a)	4,385	4,302,518
5.02%, 07/20/28 (Call 07/20/27)(a)	5,540	5,269,703
5.06%, 09/12/25 (Call 09/12/24)(a)	3,445	3,393,911
5.13%, 07/20/33 (Call 07/20/32)(a)	5,500	4,993,065
5.35%, 09/13/28 (Call 09/13/27)(a)	3,280	3,162,346
5.47%, 09/13/33 (Call 09/13/32)(a)(b)	3,255	3,040,430
Mizuho Financial Group Inc.
1.23%, 05/22/27 (Call 05/22/26)(a)	2,525	2,122,439
1.55%, 07/09/27 (Call 07/09/26)(a)	2,635	2,231,134
1.98%, 09/08/31 (Call 09/08/30), (SOFR + 1.532%)(a)	1,150	829,185
2.17%, 05/22/32 (Call 05/22/31)(a)	573	408,532
2.20%, 07/10/31 (Call 07/10/30), (SOFR + 1.772%)(a)	3,500	2,579,920
2.23%, 05/25/26 (Call 05/25/25), (3 mo. LIBOR US + 0.830%)(a)	4,271	3,862,778
2.26%, 07/09/32 (Call 07/09/31)(a)(b)	2,075	1,489,394
2.56%, 09/13/25 (Call 09/13/24), (SOFR + 1.362%)(a)	2,293	2,146,684
2.56%, 09/13/31	3,625	2,608,768
2.59%, 05/25/31 (Call 05/25/30), (3 mo. LIBOR US + 1.070%)(a)	1,900	1,447,990
2.65%, 05/22/26 (Call 05/22/25)(a)	3,270	2,994,110
2.84%, 07/16/25 (Call 07/16/24), (SOFR + 1.242%)(a)	1,962	1,856,817
2.84%, 09/13/26	2,357	2,092,969
2.87%, 09/13/30 (Call 09/13/29), (SOFR + 1.572%)(a)	1,945	1,551,138
3.15%, 07/16/30 (Call 07/16/29), (3 mo. LIBOR US + 1.130%)(a)	2,583	2,106,721
3.17%, 09/11/27	4,168	3,647,167
3.26%, 05/22/30 (Call 05/22/29)(a)	1,920	1,592,698
3.66%, 02/28/27	2,472	2,239,187
4.02%, 03/05/28(b)	3,940	3,546,749
4.25%, 09/11/29 (Call 09/11/28), (3 mo. LIBOR US + 1.270%)(a)	3,865	3,434,980
5.41%, 09/13/28 (Call 09/13/27)(a)(b)	2,720	2,627,085
5.67%, 09/13/33 (Call 09/13/32)(a)	2,720	2,545,648
Morgan Stanley
0.79%, 01/22/25 (Call 01/22/24), (SOFR + 0.509%)(a)	4,505	4,205,958

Security	Par (000)	Value

Banks (continued)
0.79%, 05/30/25 (Call 05/30/24), (SOFR + 0.525%)(a)	$12,595	$11,534,879
0.99%, 12/10/26 (Call 12/10/25), (SOFR + 0.720%)(a)	10,444	8,947,375
1.16%, 10/21/25 (Call 10/21/24), (SOFR + 0.560%)(a)	11,320	10,251,052
1.51%, 07/20/27 (Call 07/20/26), (SOFR + 0.858%)(a)	10,244	8,687,219
1.59%, 05/04/27, (SOFR + 0.879%)(a)	3,996	3,422,454
1.79%, 02/13/32 (Call 02/13/31), (SOFR + 1.034%)(a)	7,070	5,112,458
1.93%, 04/28/32 (Call 04/28/31), (SOFR + 1.020%)(a)	13,255	9,606,826
2.19%, 04/28/26 (Call 04/28/25), (SOFR + 1.990%)(a)	12,319	11,240,964
2.24%, 07/21/32 (Call 07/21/31), (SOFR + 1.178%)(a)	9,409	6,981,102
2.48%, 01/21/28 (Call 01/21/27), (SOFR + 1.000%)(a)	6,515	5,635,866
2.48%, 09/16/36 (Call 09/16/31), (SOFR + 1.360%)(a)	12,923	9,181,016
2.51%, 10/20/32 (Call 10/20/31), (SOFR + 1.200%)(a)	8,160	6,150,600
2.63%, 02/18/26 (Call 02/18/25), (SOFR + 0.940%)(a)	5,434	5,034,601
2.70%, 01/22/31 (Call 01/22/30), (SOFR + 1.143%)(a)	13,737	11,006,222
2.72%, 07/22/25 (Call 07/22/24), (SOFR + 1.152%)(a)	9,244	8,723,748
2.80%, 01/25/52, (SOFR + 1.430%)(a)	5,680	3,332,797
2.94%, 01/21/33 (Call 01/21/32), (SOFR + 1.290%)(a)	3,280	2,551,643
3.13%, 07/27/26	10,097	9,213,714
3.22%, 04/22/42 (Call 04/22/41), (SOFR + 1.485%)(a)(b)	2,694	1,834,991
3.59%, 07/22/28 (Call 07/22/27), (3 mo. LIBOR US + 1.340%)(a)	10,537	9,448,844
3.62%, 04/17/25 (Call 04/17/24), (SOFR + 1.160%)(a)	6,355	6,138,739
3.62%, 04/01/31 (Call 04/01/30), (SOFR + 3.120%)(a)	3,604	3,072,915
3.63%, 01/20/27	10,165	9,376,908
3.70%, 10/23/24	11,518	11,167,853
3.77%, 01/24/29 (Call 01/24/28), (3 mo. LIBOR US + 1.140%)(a)	10,559	9,419,789
3.88%, 01/27/26	11,892	11,262,438
3.95%, 04/23/27	5,690	5,268,428
3.97%, 07/22/38 (Call 07/22/37), (3 mo. LIBOR US + 1.455%)(a)	8,065	6,347,316
4.00%, 07/23/25	7,728	7,442,373
4.21%, 04/20/28 (Call 04/20/27), (SOFR + 1.610%)(a)	3,270	3,026,712
4.30%, 01/27/45	7,044	5,441,631
4.35%, 09/08/26	9,329	8,890,630
4.38%, 01/22/47	8,605	6,693,571
4.43%, 01/23/30 (Call 01/23/29), (3 mo. LIBOR US + 1.628%)(a)	9,968	9,089,121
4.46%, 04/22/39 (Call 04/22/38), (3 mo. LIBOR US + 0.408%)(a)	4,642	3,806,904
4.68%, 07/17/26 (Call 07/17/25)(a)	7,100	6,891,544

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.89%, 07/20/33 (Call 07/20/32)(a)	$2,900	$2,647,178
5.00%, 11/24/25	7,911	7,784,028
5.30%, 04/20/37 (Call 04/20/32)(a)	4,250	3,780,077
5.60%, 03/24/51 (Call 03/24/50), (SOFR + 4.480%)(a)	6,440	5,967,948
6.14%, 10/16/26	630	632,621
6.25%, 08/09/26	4,346	4,426,227
6.30%, 10/18/28	2,000	2,018,100
6.34%, 10/18/33	8,775	8,903,992
6.38%, 07/24/42	7,467	7,564,295
7.25%, 04/01/32	6,834	7,404,229
Series F, 3.88%, 04/29/24	8,435	8,264,529
Series I, 0.86%, 10/21/25 (Call 10/21/24), (SOFR + 0.745%)(a)	2,748	2,479,795
National Australia Bank Ltd./New York
2.50%, 07/12/26	5,766	5,238,988
3.38%, 01/14/26	3,789	3,578,369
3.50%, 06/09/25	275	264,283
National Bank of Canada
0.55%, 11/15/24 (Call 11/15/23)(a)(b)	925	876,650
0.75%, 08/06/24	3,910	3,593,016
3.75%, 06/09/25 (Call 06/09/24)(a)	1,810	1,741,872
NatWest Group PLC
1.64%, 06/14/27 (Call 06/14/26)(a)	3,755	3,121,494
3.03%, 11/28/35 (Call 08/28/30)(a)	2,880	1,992,211
3.07%, 05/22/28 (Call 05/22/27)(a)	4,052	3,436,258
3.75%, 11/01/29 (Call 11/01/24)(a)	2,645	2,412,319
4.27%, 03/22/25 (Call 03/22/24), (3 mo. LIBOR US + 1.762%)(a)	6,723	6,481,980
4.45%, 05/08/30 (Call 05/08/29), (3 mo. LIBOR US + 1.871%)(a)	2,409	2,056,395
4.80%, 04/05/26	5,893	5,560,517
4.89%, 05/18/29 (Call 05/18/28), (3 mo. LIBOR US + 1.754%)(a)	6,377	5,686,371
5.08%, 01/27/30 (Call 01/27/29), (3 mo. LIBOR US + 1.905%)(a)	6,957	6,200,913
5.52%, 09/30/28 (Call 09/30/27)(a)	2,240	2,090,368
Northern Trust Corp.
1.95%, 05/01/30 (Call 02/01/30)	2,186	1,708,490
3.15%, 05/03/29 (Call 02/03/29)	3,422	3,012,181
3.38%, 05/08/32 (Call 05/08/27),
(3 mo. LIBOR US + 1.131%)(a)	1,901	1,695,768
3.65%, 08/03/28 (Call 05/03/28)	465	429,288
3.95%, 10/30/25	4,186	4,046,564
4.00%, 05/10/27 (Call 04/10/27)	4,255	4,067,737
6.13%, 11/02/32	4,090	4,098,221
Oesterreichische Kontrollbank AG
0.38%, 09/17/25	2,465	2,187,786
0.50%, 09/16/24	466	431,688
0.50%, 02/02/26	300	263,136
1.50%, 02/12/25	6,125	5,720,566
2.88%, 05/23/25	125	119,833
3.13%, 11/07/23(b)	321	315,967
PNC Bank NA
2.70%, 10/22/29	3,072	2,495,263
2.95%, 02/23/25 (Call 01/24/25)	2,226	2,118,373
3.10%, 10/25/27 (Call 09/25/27)	3,493	3,151,978
3.25%, 06/01/25 (Call 05/02/25)	3,492	3,319,879
3.25%, 01/22/28 (Call 12/23/27)	2,579	2,334,743
3.30%, 10/30/24 (Call 09/30/24)	1,931	1,856,792

Security	Par (000)	Value

Banks (continued)
3.88%, 04/10/25 (Call 03/10/25)	$2,516	$2,420,543
4.05%, 07/26/28	3,569	3,242,508
4.20%, 11/01/25 (Call 10/02/25)	1,988	1,918,082
2.50%, 08/27/24 (Call 07/27/24)	3,713	3,538,378
PNC Financial Services Group Inc. (The)
1.15%, 08/13/26 (Call 07/13/26)	2,986	2,563,690
2.20%, 11/01/24 (Call 10/02/24)	2,412	2,274,130
2.31%, 04/23/32 (Call 04/23/31), (SOFR + 0.979%)(a)(b)	3,238	2,487,205
2.55%, 01/22/30 (Call 10/24/29)	7,697	6,247,655
2.60%, 07/23/26 (Call 05/23/26)	2,761	2,494,149
3.15%, 05/19/27 (Call 04/19/27)(b)	2,792	2,517,183
3.45%, 04/23/29 (Call 01/23/29)	4,975	4,369,294
3.50%, 01/23/24 (Call 12/23/23)	3,056	3,001,206
3.90%, 04/29/24 (Call 03/29/24)	3,785	3,704,039
4.63%, 06/06/33 (Call 06/06/32)(a)	95	83,844
6.04%, 10/28/33	400	402,976
Regions Bank/Birmingham AL, 6.45%, 06/26/37	1,645	1,633,337
Regions Financial Corp.
1.80%, 08/12/28 (Call 06/12/28)	2,670	2,170,550
2.25%, 05/18/25 (Call 04/18/25)	3,180	2,933,836
7.38%, 12/10/37	1,158	1,238,365
Royal Bank of Canada
0.43%, 01/19/24	1,760	1,660,630
0.65%, 07/29/24	5,119	4,725,093
0.75%, 10/07/24	5,927	5,424,509
0.88%, 01/20/26	3,054	2,640,794
1.15%, 06/10/25	3,781	3,395,149
1.15%, 07/14/26	4,827	4,122,789
1.20%, 04/27/26	5,160	4,453,751
1.40%, 11/02/26	5,035	4,288,309
1.60%, 01/21/25	1,275	1,175,486
2.05%, 01/21/27	1,140	995,323
2.25%, 11/01/24	7,100	6,678,189
2.30%, 11/03/31	5,430	4,126,746
2.55%, 07/16/24	4,756	4,537,509
3.38%, 04/14/25	1,630	1,556,748
3.63%, 05/04/27(b)	1,745	1,607,389
3.88%, 05/04/32	1,810	1,560,473
3.97%, 07/26/24	3,430	3,351,693
4.24%, 08/03/27	5,551	5,217,163
4.65%, 01/27/26	6,414	6,193,294
5.66%, 10/25/24	1,810	1,814,887
6.00%, 11/01/27	1,835	1,846,505
Santander Holdings USA Inc.
2.49%, 01/06/28 (Call 01/06/27), (SOFR + 1.249%)(a)	2,440	2,015,855
3.24%, 10/05/26 (Call 08/05/26)	3,339	2,947,269
3.45%, 06/02/25 (Call 05/02/25)	3,749	3,507,639
3.50%, 06/07/24 (Call 05/07/24)	4,732	4,536,900
4.40%, 07/13/27 (Call 04/14/27)	3,648	3,299,288
4.50%, 07/17/25 (Call 04/17/25)	5,056	4,839,249
5.81%, 09/09/26 (Call 09/09/25)(a)	2,070	2,003,160
Santander UK Group Holdings PLC
1.09%, 03/15/25 (Call 03/15/24), (SOFR + 0.787%)(a)	1,420	1,303,177
1.53%, 08/21/26 (Call 08/21/25)(a)	3,444	2,933,771
1.67%, 06/14/27 (Call 06/14/26), (SOFR + 0.989%)(a)	3,452	2,821,112

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.47%, 01/11/28 (Call 01/11/27), (SOFR + 1.220%)(a)	$1,780	$1,462,875
2.90%, 03/15/32 (Call 03/15/31), (SOFR + 1.475%)(a)	1,395	1,009,394
3.82%, 11/03/28 (Call 11/03/27), (3 mo. LIBOR US + 1.400%)(a)	4,883	4,135,852
4.80%, 11/15/24 (Call 11/15/23), (3 mo. LIBOR US + 1.570%)(a)	2,186	2,138,455
Santander UK PLC, 4.00%, 03/13/24	3,612	3,537,918
Signature Bank/New York NY, 4.00%, 10/15/30 (Call 10/15/25)(a)	971	884,824
State Street Corp.
1.68%, 11/18/27 (Call 11/18/26), (SOFR + 0.560%)(a)	2,635	2,279,512
1.75%, 02/06/26 (Call 02/06/25), (SOFR + 0.441%)(a)(b)	335	308,914
2.20%, 02/07/28 (Call 02/07/27), (SOFR + 0.730%)(a)	2,100	1,821,834
2.20%, 03/03/31	430	330,881
2.35%, 11/01/25 (Call 11/01/24), (SOFR + 0.940%)(a)	2,684	2,521,537
2.40%, 01/24/30	3,373	2,753,717
2.62%, 02/07/33 (Call 02/07/32), (SOFR + 1.002%)(a)	2,020	1,573,782
2.65%, 05/19/26	3,311	3,066,814
2.90%, 03/30/26, (SOFR + 2.600%)(a)	2,479	2,329,789
3.15%, 03/30/31 (Call 03/30/30), (SOFR + 2.650%)(a)	1,891	1,596,590
3.30%, 12/16/24	3,362	3,239,455
3.55%, 08/18/25	3,882	3,732,155
3.70%, 11/20/23	4,967	4,905,558
3.78%, 12/03/24 (Call 12/03/23), (3 mo. LIBOR US + 0.770%)(a)	2,404	2,364,695
4.14%, 12/03/29 (Call 12/03/28), (3 mo. LIBOR US + 1.030%)(a)	1,088	997,533
4.16%, 08/04/33 (Call 08/04/32)(a)	1,390	1,231,693
4.42%, 05/13/33 (Call 05/13/32)(a)	630	574,012
Sumitomo Mitsui Banking Corp.
3.40%, 07/11/24	2,115	2,051,973
3.65%, 07/23/25	3,800	3,612,166
3.95%, 01/10/24	3,365	3,304,800
Sumitomo Mitsui Financial Group Inc.
0.95%, 01/12/26	350	301,511
1.40%, 09/17/26	5,915	5,006,693
1.47%, 07/08/25	1,489	1,329,498
1.71%, 01/12/31	3,080	2,195,855
1.90%, 09/17/28	5,370	4,265,659
2.13%, 07/08/30	3,090	2,319,323
2.14%, 09/23/30	2,421	1,772,729
2.17%, 01/14/27	836	721,761
2.22%, 09/17/31(b)	2,720	1,992,808
2.30%, 01/12/41	650	377,839
2.35%, 01/15/25	1,644	1,531,107
2.45%, 09/27/24	2,951	2,778,898
2.47%, 01/14/29(b)	1,555	1,260,545
2.63%, 07/14/26	8,108	7,271,498
2.70%, 07/16/24	8,630	8,216,882
2.72%, 09/27/29	1,126	906,351
2.75%, 01/15/30	4,280	3,421,218
2.93%, 09/17/41(b)	3,140	1,949,312

Security	Par (000)	Value

Banks (continued)
3.01%, 10/19/26	$5,248	$4,743,877
3.04%, 07/16/29	7,725	6,381,545
3.05%, 01/14/42(b)	2,185	1,417,519
3.20%, 09/17/29	1,626	1,335,548
3.35%, 10/18/27	3,164	2,816,941
3.36%, 07/12/27	2,606	2,340,032
3.45%, 01/11/27	3,027	2,752,512
3.54%, 01/17/28	3,726	3,338,608
3.78%, 03/09/26	6,204	5,842,989
3.94%, 07/19/28	3,539	3,185,737
4.31%, 10/16/28	3,312	3,036,375
SVB Financial Group
1.80%, 10/28/26 (Call 09/28/26)	1,695	1,431,953
1.80%, 02/02/31 (Call 11/02/30)	2,663	1,829,215
2.10%, 05/15/28 (Call 03/15/28)	746	591,481
3.13%, 06/05/30 (Call 03/05/30)	2,679	2,100,229
3.50%, 01/29/25(b)	2,847	2,705,106
4.35%, 04/29/28 (Call 04/29/27)(a)	1,375	1,249,958
4.57%, 04/29/33 (Call 04/29/32)(a)	1,375	1,156,843
Svenska Handelsbanken AB, 3.90%, 11/20/23	5,029	4,947,933
Synchrony Bank
5.40%, 08/22/25 (Call 07/22/25)	2,650	2,560,351
5.63%, 08/23/27 (Call 07/23/27)	3,780	3,563,519
Synovus Financial Corp., 5.20%, 08/11/25 (Call 07/11/25)	60	58,411
Toronto-Dominion Bank (The)
0.55%, 03/04/24	4,330	4,059,895
0.70%, 09/10/24	4,810	4,410,722
0.75%, 09/11/25	1,095	960,611
0.75%, 01/06/26	6,200	5,352,708
1.15%, 06/12/25	2,210	1,979,939
1.20%, 06/03/26	5,840	5,029,700
1.25%, 12/13/24	3,158	2,899,391
1.25%, 09/10/26	5,873	5,009,199
1.35%, 10/31/26	75	64,028
1.45%, 01/10/25(b)	4,215	3,879,191
1.95%, 01/12/27	3,635	3,149,946
2.00%, 09/10/31	4,113	3,044,114
2.35%, 03/08/24	4,465	4,292,785
2.45%, 01/12/32	2,965	2,254,527
2.65%, 06/12/24	4,585	4,396,602
2.80%, 03/10/27	3,895	3,473,600
3.20%, 03/10/32	3,890	3,166,732
3.25%, 03/11/24	5,841	5,684,052
3.63%, 09/15/31 (Call 09/15/26)(a)	5,662	5,074,907
3.77%, 06/06/25	4,060	3,898,940
4.11%, 06/08/27(b)	3,610	3,382,570
4.29%, 09/13/24	4,266	4,180,083
4.46%, 06/08/32	1,530	1,374,843
4.69%, 09/15/27	3,620	3,468,503
Truist Bank
1.50%, 03/10/25 (Call 02/10/25)	2,148	1,963,465
2.15%, 12/06/24 (Call 11/05/24)	5,336	4,994,976
2.25%, 03/11/30 (Call 12/11/29)	3,765	2,927,702
2.64%, 09/17/29 (Call 09/17/24)(a)	2,700	2,499,849
3.20%, 04/01/24 (Call 03/01/24)	4,351	4,224,342
3.30%, 05/15/26 (Call 04/15/26)	4,444	4,081,592
3.63%, 09/16/25 (Call 08/16/25)	5,064	4,792,722
3.80%, 10/30/26 (Call 09/30/26)	2,026	1,884,808
4.05%, 11/03/25 (Call 09/03/25)	2,800	2,698,276

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Truist Financial Corp.
1.13%, 08/03/27 (Call 06/03/27)	$3,447	$2,797,413
1.20%, 08/05/25 (Call 07/03/25)	2,654	2,368,828
1.27%, 03/02/27 (Call 03/02/26), (SOFR + 0.609%)(a)	1,615	1,394,488
1.89%, 06/07/29 (Call 06/07/28), (SOFR + 0.862%)(a)	3,550	2,858,744
1.95%, 06/05/30 (Call 03/05/30)(b)	750	578,355
2.50%, 08/01/24 (Call 07/01/24)	4,673	4,456,033
2.85%, 10/26/24 (Call 09/26/24)	4,504	4,297,086
3.70%, 06/05/25 (Call 05/05/25)	3,819	3,664,292
3.75%, 12/06/23 (Call 11/06/23)	4,903	4,835,535
3.88%, 03/19/29 (Call 02/16/29)	2,471	2,200,426
4.00%, 05/01/25 (Call 03/01/25)	2,892	2,801,885
4.12%, 06/06/28 (Call 06/06/27)(a)(b)	2,985	2,759,543
4.26%, 07/28/26 (Call 07/28/25)(a)	3,821	3,683,597
4.92%, 07/28/33 (Call 07/28/32)(a)	4,015	3,604,386
5.90%, 10/28/26	4,500	4,495,680
6.12%, 10/28/33(b)	4,300	4,309,675
U.S. Bancorp.
1.38%, 07/22/30 (Call 04/22/30)	1,541	1,138,229
1.45%, 05/12/25 (Call 04/11/25)	5,576	5,095,739
2.22%, 01/27/28 (Call 01/27/27), (SOFR + 0.730%)(a)	3,205	2,795,721
2.40%, 07/30/24 (Call 06/28/24)	5,018	4,796,004
2.49%, 11/03/36 (Call 11/03/31)(a)	3,650	2,680,085
2.68%, 01/27/33 (Call 01/27/32), (SOFR + 1.020%)(a)	2,890	2,275,181
3.00%, 07/30/29 (Call 04/30/29)	1,998	1,688,869
3.10%, 04/27/26 (Call 03/27/26)	3,473	3,221,728
3.38%, 02/05/24 (Call 01/05/24)	5,018	4,915,783
3.60%, 09/11/24 (Call 08/11/24)	4,330	4,213,956
3.70%, 01/30/24 (Call 12/29/23)	3,434	3,381,460
3.90%, 04/26/28 (Call 03/24/28)	4,324	4,037,794
3.95%, 11/17/25 (Call 10/17/25)	2,526	2,439,485
4.55%, 07/22/28 (Call 07/22/27)(a)	5,370	5,102,037
4.97%, 07/22/33 (Call 07/22/32)(a)	5,660	5,154,675
5.73%, 10/21/26	3,425	3,436,782
5.85%, 10/21/33	2,795	2,791,283
Series V, 2.38%, 07/22/26 (Call 06/22/26)	4,737	4,292,859
Series X, 3.15%, 04/27/27 (Call 03/27/27)	4,492	4,132,640
U.S. Bank NA/Cincinnati OH
2.05%, 01/21/25 (Call 12/20/24)	2,803	2,619,347
2.80%, 01/27/25 (Call 12/27/24)(b)	3,812	3,626,813
Valley National Bancorp., 3.00%, 06/15/31 (Call 06/15/26), (SOFR + 2.360%)(a)(b)	440	392,080
Wachovia Corp.
5.50%, 08/01/35	6,336	5,775,391
7.57%, 08/01/26(e)	355	374,450
Webster Financial Corp., 4.10%, 03/25/29 (Call 12/25/28)	1,610	1,442,013
Wells Fargo & Co.
0.81%, 05/19/25 (Call 05/19/24), (SOFR + 0.510%)(a)	3,902	3,610,482
2.16%, 02/11/26 (Call 02/11/25), (3 mo. LIBOR US + 0.750%)(a)	11,288	10,355,047
2.19%, 04/30/26, (SOFR + 2.000%)(a)	8,191	7,453,810
2.39%, 06/02/28 (Call 06/02/27), (SOFR + 2.100%)(a)	8,581	7,331,349

Security	Par (000)	Value

Banks (continued)
2.41%, 10/30/25 (Call 10/30/24), (SOFR + 1.087%)(a)	$11,025	$10,265,929
2.57%, 02/11/31 (Call 02/11/30), (SOFR + 1.262%)(a)	10,445	8,332,499
2.88%, 10/30/30 (Call 10/30/29), (SOFR + 1.432%)(a)	11,891	9,745,388
3.00%, 02/19/25	8,822	8,337,408
3.00%, 04/22/26	12,735	11,656,218
3.00%, 10/23/26	12,908	11,690,001
3.07%, 04/30/41 (Call 04/30/40), (SOFR + 2.530%)(a)	13,000	8,805,030
3.20%, 06/17/27 (Call 06/17/26), (3 mo. LIBOR US + 1.170%)(a)	9,798	8,876,890
3.30%, 09/09/24	9,524	9,203,327
3.35%, 03/02/33 (Call 03/02/32), (SOFR + 1.500%)(a)	8,610	6,952,661
3.53%, 03/24/28 (Call 03/24/27), (SOFR + 1.510%)(a)	10,180	9,177,575
3.55%, 09/29/25	9,060	8,585,890
3.58%, 05/22/28 (Call 05/22/27), (3 mo. LIBOR US + 1.310%)(a)	13,624	12,269,093
3.75%, 01/24/24 (Call 12/22/23)	6,362	6,256,264
3.90%, 05/01/45	5,101	3,695,470
3.91%, 04/25/26 (Call 04/25/25), (SOFR + 1.320%)(a)	8,905	8,473,107
4.10%, 06/03/26	8,367	7,909,576
4.15%, 01/24/29 (Call 10/24/28)	6,497	5,912,140
4.30%, 07/22/27	6,031	5,637,176
4.40%, 06/14/46	7,657	5,667,635
4.48%, 01/16/24	4,836	4,791,025
4.48%, 04/04/31 (Call 04/04/30), (SOFR + 4.032%)(a)	7,104	6,433,382
4.54%, 08/15/26 (Call 08/15/25)(a)	3,790	3,645,980
4.61%, 04/25/53 (Call 04/25/52)(a)	10,195	8,115,118
4.65%, 11/04/44	7,633	5,902,217
4.75%, 12/07/46	7,355	5,679,016
4.81%, 07/25/28 (Call 07/25/27)(a)	7,205	6,832,790
4.90%, 07/25/33 (Call 07/25/32)(a)	12,815	11,700,223
4.90%, 11/17/45	7,503	5,982,067
5.01%, 04/04/51 (Call 04/04/50), (SOFR + 4.502%)(a)	17,251	14,570,022
5.38%, 02/07/35	645	599,528
5.38%, 11/02/43	5,233	4,424,188
5.61%, 01/15/44	8,743	7,624,683
5.95%, 12/01/86	1,785	1,645,020
Series B, 7.95%, 11/15/29(b)	279	296,518
Wells Fargo Bank NA
5.85%, 02/01/37	2,216	2,107,682
5.95%, 08/26/36	2,342	2,249,678
6.60%, 01/15/38	2,971	3,044,770
Western Alliance Bancorp., 3.00%, 06/15/31 (Call 06/15/26), (SOFR + 2.250%)(a)	1,967	1,669,570
Westpac Banking Corp.
1.02%, 11/18/24	3,365	3,103,674
1.15%, 06/03/26	5,665	4,922,602
1.95%, 11/20/28	4,905	4,064,724
2.15%, 06/03/31	5,385	4,247,634
2.35%, 02/19/25	4,422	4,158,803
2.65%, 01/16/30	4,374	3,673,985
2.67%, 11/15/35 (Call 11/15/30)(a)	2,249	1,599,894

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.70%, 08/19/26	$3,976	$3,634,621
2.85%, 05/13/26	5,795	5,362,461
2.89%, 02/04/30 (Call 02/04/25)(a)	5,773	5,273,058
2.96%, 11/16/40	2,346	1,416,867
3.02%, 11/18/36 (Call 11/18/31)(a)	4,065	2,872,532
3.13%, 11/18/41	2,714	1,637,221
3.30%, 02/26/24(b)	5,669	5,560,779
3.35%, 03/08/27	3,945	3,655,279
3.40%, 01/25/28(b)	4,435	4,075,765
3.74%, 08/26/25	50	48,238
4.11%, 07/24/34 (Call 07/24/29)(a)	5,276	4,375,440
4.32%, 11/23/31 (Call 11/23/26)(a)	5,328	4,780,495
4.42%, 07/24/39	4,422	3,352,451
5.41%, 08/10/33 (Call 08/10/32)(a)	1,025	894,456
Wintrust Financial Corp., 4.85%, 06/06/29	480	431,246
Zions Bancorp NA, 3.25%, 10/29/29 (Call 07/29/29)	1,303	1,042,192

		4,283,551,994

Beverages — 0.5%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (Call 11/01/25)	12,924	12,389,205
4.70%, 02/01/36 (Call 08/01/35)	18,137	16,388,956
4.90%, 02/01/46 (Call 08/01/45)	31,046	26,933,647
Anheuser-Busch InBev Finance Inc.
4.00%, 01/17/43(b)	2,320	1,789,648
4.63%, 02/01/44	3,533	2,944,261
4.70%, 02/01/36 (Call 08/01/35)	3,346	3,009,158
4.90%, 02/01/46 (Call 08/01/45)	4,434	3,803,618
Anheuser-Busch InBev Worldwide Inc.
3.50%, 06/01/30 (Call 03/01/30)	2,116	1,889,863
3.75%, 07/15/42	3,494	2,636,852
4.00%, 04/13/28 (Call 01/13/28)	9,529	9,006,525
4.35%, 06/01/40 (Call 12/01/39)	3,669	3,072,200
4.38%, 04/15/38 (Call 10/15/37)	3,733	3,182,009
4.44%, 10/06/48 (Call 04/06/48)	6,167	4,995,023
4.50%, 06/01/50 (Call 12/01/49)	6,916	5,646,568
4.60%, 04/15/48 (Call 10/15/47)	5,671	4,705,739
4.60%, 06/01/60 (Call 12/01/59)	2,048	1,621,053
4.75%, 01/23/29 (Call 10/23/28)	12,842	12,504,897
4.75%, 04/15/58 (Call 10/15/57)	5,597	4,536,536
4.90%, 01/23/31 (Call 10/23/30)	2,694	2,644,080
4.95%, 01/15/42	4,682	4,144,881
5.45%, 01/23/39 (Call 07/23/38)	6,960	6,571,702
5.55%, 01/23/49 (Call 07/23/48)	13,605	12,837,134
5.80%, 01/23/59 (Call 07/23/58)	7,206	6,852,041
5.88%, 06/15/35	620	615,176
8.00%, 11/15/39	1,390	1,622,408
8.20%, 01/15/39	4,636	5,513,270
Brown-Forman Corp.
3.50%, 04/15/25 (Call 02/15/25)	205	197,860
4.00%, 04/15/38 (Call 10/15/37)	741	614,986
4.50%, 07/15/45 (Call 01/15/45)	1,490	1,288,463
Coca-Cola Co. (The)
1.00%, 03/15/28	1,654	1,361,027
1.38%, 03/15/31	1,570	1,195,414
1.45%, 06/01/27	1,512	1,312,839
1.50%, 03/05/28(b)	1,895	1,606,695
1.65%, 06/01/30	3,974	3,160,403
1.75%, 09/06/24	4,653	4,430,633
2.00%, 03/05/31	2,224	1,788,519

Security	Par (000)	Value

Beverages (continued)
2.13%, 09/06/29	$5,058	$4,254,081
2.25%, 01/05/32	8,510	6,883,654
2.50%, 06/01/40	2,818	1,953,607
2.50%, 03/15/51	4,750	2,910,467
2.60%, 06/01/50	4,964	3,151,246
2.75%, 06/01/60	3,881	2,361,394
2.88%, 05/05/41	5,770	4,141,764
2.90%, 05/25/27	3,273	3,024,743
3.00%, 03/05/51	2,505	1,711,867
3.38%, 03/25/27	2,437	2,315,954
3.45%, 03/25/30	5,623	5,089,715
4.20%, 03/25/50	903	768,245
Coca-Cola Consolidated Inc., 3.80%, 11/25/25 (Call 08/25/25)	3,222	3,089,092
Coca-Cola Femsa SAB de CV
1.85%, 09/01/32 (Call 06/01/32)(b)	1,830	1,323,200
2.75%, 01/22/30 (Call 10/22/29)(b)	2,438	2,055,015
5.25%, 11/26/43	2,373	2,128,795
Constellation Brands Inc.
2.25%, 08/01/31 (Call 05/01/31)	350	268,544
2.88%, 05/01/30 (Call 02/01/30)	1,465	1,211,599
3.15%, 08/01/29 (Call 05/01/29)	3,337	2,858,207
3.50%, 05/09/27 (Call 02/09/27)	1,980	1,821,719
3.60%, 05/09/24	1,820	1,782,253
3.60%, 02/15/28 (Call 11/15/27)	1,550	1,406,919
3.70%, 12/06/26 (Call 09/06/26)	2,670	2,499,280
3.75%, 05/01/50 (Call 11/01/49)	2,110	1,481,072
4.10%, 02/15/48 (Call 08/15/47)(b)	1,531	1,137,518
4.35%, 05/09/27 (Call 04/09/27)	2,380	2,274,447
4.40%, 11/15/25 (Call 09/15/25)	2,139	2,085,696
4.50%, 05/09/47 (Call 11/09/46)	2,325	1,824,916
4.65%, 11/15/28 (Call 08/15/28)	2,337	2,211,830
4.75%, 11/15/24	3,028	3,001,505
4.75%, 12/01/25(b)	1,887	1,865,488
4.75%, 05/09/32 (Call 02/09/32)(b)	465	433,208
5.25%, 11/15/48 (Call 05/15/48)	1,845	1,583,268
Diageo Capital PLC
1.38%, 09/29/25 (Call 08/29/25)	2,956	2,666,667
2.00%, 04/29/30 (Call 01/29/30)	4,176	3,317,665
2.13%, 10/24/24 (Call 09/24/24)	3,635	3,432,749
2.13%, 04/29/32 (Call 01/29/32)	3,680	2,816,194
2.38%, 10/24/29 (Call 07/24/29)	2,010	1,664,401
3.88%, 05/18/28 (Call 02/18/28)	1,426	1,336,019
3.88%, 04/29/43 (Call 10/29/42)	2,117	1,630,175
5.20%, 10/24/25	3,335	3,346,439
5.30%, 10/24/27	3,000	3,012,870
5.88%, 09/30/36	2,579	2,612,579
Diageo Investment Corp.
4.25%, 05/11/42	722	585,102
7.45%, 04/15/35	1,985	2,279,435
Fomento Economico Mexicano SAB de CV
3.50%, 01/16/50 (Call 07/16/49)	9,157	5,934,652
4.38%, 05/10/43	966	742,603
Keurig Dr Pepper Inc.
0.75%, 03/15/24 (Call 12/01/22)	4,319	4,069,103
2.25%, 03/15/31 (Call 12/15/30)(b)	2,938	2,269,958
2.55%, 09/15/26 (Call 06/15/26)	1,948	1,748,018
3.13%, 12/15/23 (Call 10/15/23)	3,414	3,345,003
3.20%, 05/01/30 (Call 02/01/30)	1,034	877,090
3.35%, 03/15/51 (Call 09/15/50)	2,460	1,574,744

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
3.40%, 11/15/25 (Call 08/15/25)	$2,739	$2,600,927
3.43%, 06/15/27 (Call 03/15/27)	2,533	2,315,314
3.80%, 05/01/50 (Call 11/01/49)	1,655	1,154,313
3.95%, 04/15/29 (Call 02/15/29)	3,445	3,136,810
4.05%, 04/15/32 (Call 01/15/32)	2,545	2,232,449
4.42%, 05/25/25 (Call 03/25/25)	850	838,023
4.42%, 12/15/46 (Call 06/15/46)	1,714	1,325,762
4.50%, 11/15/45 (Call 05/15/45)(b)	3,085	2,422,095
4.50%, 04/15/52 (Call 10/15/51)	1,150	897,379
4.60%, 05/25/28 (Call 02/25/28)	100	95,835
5.09%, 05/25/48 (Call 11/25/47)	50	42,598
Molson Coors Beverage Co.
3.00%, 07/15/26 (Call 04/15/26)	3,881	3,539,239
4.20%, 07/15/46 (Call 01/15/46)	6,112	4,502,833
5.00%, 05/01/42	3,967	3,325,576
PepsiCo Inc.
1.40%, 02/25/31 (Call 11/25/30)	2,780	2,137,625
1.63%, 05/01/30 (Call 02/01/30)	4,333	3,448,808
1.95%, 10/21/31 (Call 07/21/31)	5,300	4,198,713
2.25%, 03/19/25 (Call 02/19/25)	7,026	6,618,141
2.38%, 10/06/26 (Call 07/06/26)	3,994	3,653,072
2.63%, 03/19/27 (Call 01/19/27)	2,473	2,253,620
2.63%, 07/29/29 (Call 04/29/29)	4,478	3,882,292
2.63%, 10/21/41 (Call 04/21/41)	3,900	2,685,111
2.75%, 04/30/25 (Call 01/30/25)	1,876	1,782,144
2.75%, 03/19/30 (Call 12/19/29)	6,113	5,289,518
2.75%, 10/21/51 (Call 04/21/51)(b)	3,330	2,164,034
2.85%, 02/24/26 (Call 11/24/25)	3,180	2,996,387
2.88%, 10/15/49 (Call 04/15/49)	3,382	2,290,798
3.00%, 10/15/27 (Call 07/15/27)	5,331	4,923,392
3.38%, 07/29/49 (Call 01/29/49)	2,010	1,479,380
3.45%, 10/06/46 (Call 04/06/46)	3,479	2,610,711
3.50%, 07/17/25 (Call 04/17/25)	3,471	3,355,277
3.60%, 03/01/24 (Call 12/01/23)	4,702	4,642,332
3.60%, 02/18/28 (Call 01/18/28)	2,930	2,757,189
3.60%, 08/13/42	460	354,393
3.63%, 03/19/50 (Call 09/19/49)	3,349	2,602,006
3.88%, 03/19/60 (Call 09/19/59)	230	180,697
3.90%, 07/18/32 (Call 04/18/32)	5,040	4,668,754
4.00%, 03/05/42	740	608,517
4.00%, 05/02/47 (Call 11/02/46)	1,035	850,035
4.20%, 07/18/52 (Call 01/18/52)	1,405	1,198,872
4.25%, 10/22/44 (Call 04/22/44)	100	83,756
4.45%, 04/14/46 (Call 10/14/45)	900	794,655
4.88%, 11/01/40	515	485,181
7.00%, 03/01/29	2,135	2,357,339

		410,766,965

Biotechnology — 0.3%
Amgen Inc.
1.65%, 08/15/28 (Call 06/15/28)	7,390	6,078,127
1.90%, 02/21/25 (Call 01/21/25)	2,187	2,041,630
2.00%, 01/15/32 (Call 10/15/31)	5,210	3,966,165
2.20%, 02/21/27 (Call 12/21/26)	2,472	2,194,716
2.30%, 02/25/31 (Call 11/25/30)	6,606	5,276,741
2.45%, 02/21/30 (Call 11/21/29)	2,052	1,691,197
2.60%, 08/19/26 (Call 05/19/26)(b)	5,684	5,197,563
2.77%, 09/01/53 (Call 03/01/53)	5,759	3,292,190
2.80%, 08/15/41 (Call 02/15/41)	5,850	3,928,216
3.00%, 02/22/29 (Call 12/22/28)	505	442,466
3.00%, 01/15/52 (Call 07/15/51)	7,180	4,426,829

Security	Par (000)	Value

Biotechnology (continued)
3.13%, 05/01/25 (Call 02/01/25)(b)	$5,002	$4,784,413
3.15%, 02/21/40 (Call 08/21/39)	6,107	4,356,062
3.20%, 11/02/27 (Call 08/02/27)(b)	2,597	2,383,033
3.35%, 02/22/32 (Call 11/22/31)(b)	2,536	2,160,165
3.38%, 02/21/50 (Call 08/21/49)	6,015	4,011,464
3.63%, 05/22/24 (Call 02/22/24)	6,475	6,345,500
4.05%, 08/18/29 (Call 06/18/29)	6,370	5,876,516
4.20%, 03/01/33 (Call 12/01/32)	5,510	4,972,499
4.20%, 02/22/52 (Call 08/22/51)	1,610	1,231,489
4.40%, 05/01/45 (Call 11/01/44)	9,279	7,469,781
4.40%, 02/22/62 (Call 08/22/61)	2,220	1,688,532
4.56%, 06/15/48 (Call 12/15/47)	6,794	5,538,265
4.66%, 06/15/51 (Call 12/15/50)	8,945	7,384,992
4.88%, 03/01/53 (Call 09/01/52)	2,255	1,912,578
4.95%, 10/01/41	3,712	3,266,263
5.15%, 11/15/41 (Call 05/15/41)	1,825	1,625,947
5.65%, 06/15/42 (Call 12/15/41)	470	444,174
6.38%, 06/01/37	275	285,533
6.40%, 02/01/39	290	292,375
Baxalta Inc.
4.00%, 06/23/25 (Call 03/23/25)	2,198	2,130,741
5.25%, 06/23/45 (Call 12/23/44)	1,728	1,545,247
Biogen Inc.
2.25%, 05/01/30 (Call 02/01/30)	6,000	4,716,600
3.15%, 05/01/50 (Call 11/01/49)	7,031	4,356,126
3.25%, 02/15/51 (Call 08/15/50)	4,611	2,896,722
4.05%, 09/15/25 (Call 06/15/25)	5,124	4,935,232
5.20%, 09/15/45 (Call 03/15/45)	447	387,898
Bio-Rad Laboratories Inc.
3.30%, 03/15/27 (Call 02/15/27)	910	819,819
3.70%, 03/15/32 (Call 12/15/31)	1,960	1,637,208
Gilead Sciences Inc.
1.20%, 10/01/27 (Call 08/01/27)	3,402	2,800,322
1.65%, 10/01/30 (Call 07/01/30)	3,662	2,818,825
2.60%, 10/01/40 (Call 04/01/40)	3,941	2,608,666
2.80%, 10/01/50 (Call 04/01/50)	5,150	3,142,066
2.95%, 03/01/27 (Call 12/01/26)	3,380	3,075,868
3.50%, 02/01/25 (Call 11/01/24)	2,026	1,956,083
3.65%, 03/01/26 (Call 12/01/25)	5,313	5,035,608
3.70%, 04/01/24 (Call 01/01/24)	7,519	7,383,583
4.00%, 09/01/36 (Call 03/01/36)	2,678	2,248,047
4.15%, 03/01/47 (Call 09/01/46)	7,225	5,646,410
4.50%, 02/01/45 (Call 08/01/44)	5,245	4,330,167
4.60%, 09/01/35 (Call 03/01/35)	4,368	3,949,895
4.75%, 03/01/46 (Call 09/01/45)	8,563	7,354,846
4.80%, 04/01/44 (Call 10/01/43)	2,851	2,454,996
5.65%, 12/01/41 (Call 06/01/41)	2,537	2,436,535
Illumina Inc., 2.55%, 03/23/31 (Call 12/23/30)	3,995	3,056,614
Regeneron Pharmaceuticals Inc.
1.75%, 09/15/30 (Call 06/15/30)(b)	5,297	3,993,143
2.80%, 09/15/50 (Call 03/15/50)	2,263	1,327,068
Royalty Pharma PLC
1.20%, 09/02/25 (Call 08/02/25)	1,861	1,642,723
1.75%, 09/02/27 (Call 07/02/27)	2,586	2,131,847
2.15%, 09/02/31 (Call 06/02/31)	1,890	1,380,853
2.20%, 09/02/30 (Call 06/02/30)	1,824	1,382,446
3.30%, 09/02/40 (Call 03/02/40)	1,917	1,276,933
3.35%, 09/02/51 (Call 03/02/51)	2,875	1,695,963
3.55%, 09/02/50 (Call 03/02/50)	4,377	2,682,094

		205,802,615

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials — 0.1%
Carrier Global Corp.
2.24%, 02/15/25 (Call 01/15/25)	$676	$629,525
2.49%, 02/15/27 (Call 12/15/26)	793	698,348
2.70%, 02/15/31 (Call 11/15/30)	2,930	2,344,938
2.72%, 02/15/30 (Call 11/15/29)	6,358	5,223,669
3.38%, 04/05/40 (Call 10/05/39)(b)	6,005	4,279,944
3.58%, 04/05/50 (Call 10/05/49)	5,466	3,658,886
Eagle Materials Inc., 2.50%, 07/01/31 (Call 04/01/31)	1,775	1,304,199
Fortune Brands Home & Security Inc.
3.25%, 09/15/29 (Call 06/15/29)	2,997	2,461,196
4.00%, 06/15/25 (Call 03/15/25)	770	737,783
4.00%, 03/25/32 (Call 12/25/31)(b)	1,855	1,521,656
4.50%, 03/25/52 (Call 09/25/51)	1,990	1,312,962
Johnson Controls International PLC
3.63%, 07/02/24 (Call 04/02/24)(e)	448	435,443
3.90%, 02/14/26 (Call 11/14/25)	991	944,175
4.50%, 02/15/47 (Call 08/15/46)	1,712	1,317,024
4.63%, 07/02/44 (Call 01/02/44)	2,370	1,894,246
4.95%, 07/02/64 (Call 01/02/64)(e)	1,730	1,299,559
5.13%, 09/14/45 (Call 03/14/45)	520	436,868
6.00%, 01/15/36	509	500,398
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
1.75%, 09/15/30 (Call 06/15/30)(b)	2,460	1,889,649
2.00%, 09/16/31 (Call 06/16/31)	2,485	1,866,682
4.90%, 12/01/32 (Call 09/01/32)	2,135	2,008,928
Lafarge SA, 7.13%, 07/15/36	850	880,863
Lennox International Inc.
1.35%, 08/01/25 (Call 07/01/25)	1,340	1,189,786
1.70%, 08/01/27 (Call 06/01/27)	1,053	878,855
3.00%, 11/15/23 (Call 09/15/23)	1,818	1,773,877
Martin Marietta Materials Inc.
2.40%, 07/15/31 (Call 04/15/31)	995	764,926
3.20%, 07/15/51 (Call 01/15/51)	1,380	854,662
3.45%, 06/01/27 (Call 03/01/27)	1,113	1,017,872
3.50%, 12/15/27 (Call 09/15/27)(b)	2,984	2,715,679
4.25%, 07/02/24 (Call 04/02/24)	550	541,552
4.25%, 12/15/47 (Call 06/15/47)	2,895	2,153,040
Series CB, 2.50%, 03/15/30 (Call 12/15/29)	2,771	2,202,751
Masco Corp.
1.50%, 02/15/28 (Call 12/15/27)	2,292	1,834,150
2.00%, 10/01/30 (Call 07/01/30)	1,609	1,197,434
2.00%, 02/15/31 (Call 11/15/30)	910	672,454
3.13%, 02/15/51 (Call 08/15/50)	1,370	789,627
3.50%, 11/15/27 (Call 08/15/27)	1,823	1,631,931
4.50%, 05/15/47 (Call 11/15/46)(b)	1,635	1,207,660
Mohawk Industries Inc., 3.63%, 05/15/30 (Call 02/15/30)(b)	1,700	1,396,669
Owens Corning
3.40%, 08/15/26 (Call 05/15/26)	2,568	2,350,773
3.88%, 06/01/30 (Call 03/01/30)	1,625	1,397,256
3.95%, 08/15/29 (Call 05/15/29)	2,378	2,089,358
4.20%, 12/01/24 (Call 09/01/24)	1,879	1,831,593
4.30%, 07/15/47 (Call 01/15/47)	2,266	1,617,154
4.40%, 01/30/48 (Call 07/30/47)	1,629	1,164,067
7.00%, 12/01/36	1,310	1,325,170
Vulcan Materials Co.
3.50%, 06/01/30 (Call 03/01/30)	3,500	2,980,180
3.90%, 04/01/27 (Call 01/01/27)	866	809,000
4.50%, 04/01/25 (Call 01/01/25)(b)	1,582	1,554,663

Security	Par (000)	Value

Building Materials (continued)
4.50%, 06/15/47 (Call 12/15/46)	$2,894	$2,273,960
4.70%, 03/01/48 (Call 09/01/47)(b)	1,593	1,272,186

		81,135,226

Chemicals — 0.4%
Air Products and Chemicals Inc.
1.50%, 10/15/25 (Call 09/15/25)	3,251	2,948,332
1.85%, 05/15/27 (Call 03/15/27)	4,770	4,163,256
2.05%, 05/15/30 (Call 02/15/30)	3,117	2,521,217
2.70%, 05/15/40 (Call 11/15/39)	1,771	1,230,491
2.80%, 05/15/50 (Call 11/15/49)	3,672	2,351,696
3.35%, 07/31/24 (Call 04/30/24)	1,834	1,788,682
Albemarle Corp.
4.65%, 06/01/27 (Call 05/01/27)(b)	385	364,780
5.05%, 06/01/32 (Call 03/01/32)	345	316,113
5.45%, 12/01/44 (Call 06/01/44)(b)	1,190	1,020,008
5.65%, 06/01/52 (Call 12/01/51)	75	64,537
Cabot Corp.
4.00%, 07/01/29 (Call 04/01/29)	500	433,335
5.00%, 06/30/32 (Call 03/30/32)	1,965	1,755,865
Celanese U.S. Holdings LLC
1.40%, 08/05/26 (Call 07/05/26)	1,675	1,352,864
3.50%, 05/08/24 (Call 04/08/24)	2,448	2,345,600
5.90%, 07/05/24	2,355	2,314,306
6.05%, 03/15/25	5,240	5,097,053
6.17%, 07/15/27 (Call 06/15/27)	6,765	6,391,504
6.33%, 07/15/29 (Call 05/15/29)	1,780	1,656,699
6.38%, 07/15/32 (Call 04/15/32)	3,105	2,828,872
CF Industries Inc.
4.95%, 06/01/43	2,595	2,085,316
5.15%, 03/15/34	2,691	2,430,404
5.38%, 03/15/44	2,395	2,037,498
Dow Chemical Co. (The)
2.10%, 11/15/30 (Call 08/15/30)(b)	756	577,841
3.60%, 11/15/50 (Call 05/15/50)	1,346	878,184
4.25%, 10/01/34 (Call 04/01/34)	3,262	2,759,358
4.38%, 11/15/42 (Call 05/15/42)	4,647	3,553,793
4.63%, 10/01/44 (Call 04/01/44)	2,335	1,809,882
4.80%, 11/30/28 (Call 08/30/28)	2,582	2,465,965
4.80%, 05/15/49 (Call 11/15/48)	2,585	2,039,591
5.25%, 11/15/41 (Call 05/15/41)	3,146	2,718,993
5.55%, 11/30/48 (Call 05/30/48)	2,828	2,466,129
6.30%, 03/15/33(b)	500	498,555
6.90%, 05/15/53	500	504,440
7.38%, 11/01/29	2,789	3,019,734
9.40%, 05/15/39	1,782	2,218,430
DuPont de Nemours Inc.
4.21%, 11/15/23 (Call 10/15/23)	9,452	9,351,242
4.49%, 11/15/25 (Call 09/15/25)	8,438	8,269,324
4.73%, 11/15/28 (Call 08/15/28)	7,942	7,613,122
5.32%, 11/15/38 (Call 05/15/38)	5,015	4,551,413
5.42%, 11/15/48 (Call 05/15/48)(b)	6,349	5,579,184
Eastman Chemical Co.
3.80%, 03/15/25 (Call 12/15/24)	4,579	4,389,750
4.50%, 12/01/28 (Call 09/01/28)	758	689,401
4.65%, 10/15/44 (Call 04/15/44)	3,143	2,379,848
4.80%, 09/01/42 (Call 03/01/42)	1,592	1,245,549
Ecolab Inc.
0.90%, 12/15/23 (Call 12/15/22)	470	449,240
1.30%, 01/30/31 (Call 10/30/30)	4,485	3,344,689
1.65%, 02/01/27 (Call 01/01/27)(b)	405	353,091

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
2.13%, 02/01/32 (Call 11/01/31)(b)	$2,850	$2,229,555
2.13%, 08/15/50 (Call 02/15/50)(b)	1,068	576,293
2.70%, 11/01/26 (Call 08/01/26)	3,404	3,120,617
2.70%, 12/15/51 (Call 06/15/51)	1,900	1,130,025
2.75%, 08/18/55 (Call 02/18/55)	5,669	3,269,596
3.25%, 12/01/27 (Call 09/01/27)	1,390	1,278,800
3.95%, 12/01/47 (Call 06/01/47)(b)	610	474,055
4.80%, 03/24/30 (Call 12/24/29)	1,628	1,578,704
EI du Pont de Nemours and Co.
1.70%, 07/15/25 (Call 06/15/25)	5,090	4,662,389
2.30%, 07/15/30 (Call 04/15/30)	3,147	2,540,982
FMC Corp.
3.20%, 10/01/26 (Call 08/01/26)	1,908	1,743,759
3.45%, 10/01/29 (Call 07/01/29)	1,561	1,331,080
4.10%, 02/01/24 (Call 11/01/23)	2,183	2,144,994
4.50%, 10/01/49 (Call 04/01/49)	1,890	1,398,411
Huntsman International LLC
2.95%, 06/15/31 (Call 03/15/31)	2,390	1,785,378
4.50%, 05/01/29 (Call 02/01/29)	3,395	2,958,471
International Flavors & Fragrances Inc.
4.38%, 06/01/47 (Call 12/01/46)	2,260	1,651,427
4.45%, 09/26/28 (Call 06/26/28)	1,405	1,274,714
5.00%, 09/26/48 (Call 03/26/48)	2,217	1,773,777
Linde Inc./CT
1.10%, 08/10/30 (Call 05/10/30)	4,492	3,361,409
2.00%, 08/10/50 (Call 02/10/50)	1,845	968,367
2.65%, 02/05/25 (Call 11/05/24)	4,660	4,427,047
3.20%, 01/30/26 (Call 10/30/25)	2,824	2,677,632
3.55%, 11/07/42 (Call 05/07/42)	1,827	1,377,229
Lubrizol Corp. (The), 6.50%, 10/01/34	212	229,874
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	3,775	2,949,672
5.25%, 07/15/43	509	417,507
LYB International Finance III LLC
1.25%, 10/01/25 (Call 09/01/25)	1,875	1,642,800
2.25%, 10/01/30 (Call 07/01/30)(b)	1,646	1,258,005
3.38%, 10/01/40 (Call 04/01/40)	2,508	1,669,551
3.63%, 04/01/51	4,916	3,057,703
3.80%, 10/01/60 (Call 04/01/60)	3,476	2,074,164
4.20%, 10/15/49 (Call 04/15/49)	2,573	1,772,746
4.20%, 05/01/50 (Call 11/01/49)	3,802	2,625,927
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	3,702	2,651,372
5.75%, 04/15/24 (Call 01/15/24)	2,117	2,122,483
Mosaic Co. (The)
4.05%, 11/15/27 (Call 08/15/27)	1,160	1,072,350
4.25%, 11/15/23 (Call 08/15/23)	1,748	1,729,559
4.88%, 11/15/41 (Call 05/15/41)	1,090	863,705
5.45%, 11/15/33 (Call 05/15/33)	1,517	1,407,382
5.63%, 11/15/43 (Call 05/15/43)	923	807,496
NewMarket Corp., 2.70%, 03/18/31 (Call 12/18/30)	1,681	1,263,238
Nutrien Ltd.
2.95%, 05/13/30 (Call 02/13/30)	1,099	908,631
3.00%, 04/01/25 (Call 01/01/25)(b)	2,165	2,048,393
3.95%, 05/13/50 (Call 11/13/49)	1,345	968,077
4.00%, 12/15/26 (Call 09/15/26)	1,564	1,472,678
4.13%, 03/15/35 (Call 09/15/34)	2,175	1,814,755
4.20%, 04/01/29 (Call 01/01/29)	2,695	2,468,108
4.90%, 06/01/43 (Call 12/01/42)	2,419	2,017,857
5.00%, 04/01/49 (Call 10/01/48)	2,514	2,136,523

Security	Par (000)	Value

Chemicals (continued)
5.25%, 01/15/45 (Call 07/15/44)	$1,407	$1,210,484
5.63%, 12/01/40	951	865,686
5.88%, 12/01/36	2,029	1,967,156
6.13%, 01/15/41 (Call 07/15/40)	135	130,573
PPG Industries Inc.
1.20%, 03/15/26 (Call 02/15/26)	4,480	3,880,218
2.40%, 08/15/24 (Call 07/15/24)	1,417	1,348,828
2.55%, 06/15/30 (Call 03/15/30)(b)	1,117	909,975
2.80%, 08/15/29 (Call 05/15/29)	1,665	1,408,790
3.75%, 03/15/28 (Call 12/15/27)	4,086	3,745,881
Rohm & Haas Co., 7.85%, 07/15/29	2,279	2,500,952
RPM International Inc.
2.95%, 01/15/32 (Call 10/15/31)	1,680	1,289,014
3.75%, 03/15/27 (Call 12/15/26)	2,560	2,348,646
4.25%, 01/15/48 (Call 07/15/47)	956	679,037
4.55%, 03/01/29 (Call 12/01/28)(b)	1,592	1,444,119
5.25%, 06/01/45 (Call 12/01/44)	1,250	1,016,862
Sherwin-Williams Co. (The)
2.20%, 03/15/32 (Call 12/15/31)	1,972	1,486,178
2.30%, 05/15/30 (Call 02/15/30)	2,138	1,699,368
2.90%, 03/15/52 (Call 09/15/51)	1,835	1,065,658
2.95%, 08/15/29 (Call 05/15/29)	2,827	2,395,826
3.13%, 06/01/24 (Call 04/01/24)	2,122	2,055,051
3.30%, 05/15/50 (Call 11/15/49)	1,900	1,203,745
3.45%, 08/01/25 (Call 05/01/25)	2,345	2,235,371
3.45%, 06/01/27 (Call 03/01/27)	5,495	5,046,663
3.80%, 08/15/49 (Call 02/15/49)	1,890	1,306,425
3.95%, 01/15/26 (Call 10/15/25)	2,226	2,138,273
4.00%, 12/15/42 (Call 06/15/42)	1,090	790,348
4.05%, 08/08/24	15	14,721
4.25%, 08/08/25	2,180	2,120,857
4.50%, 06/01/47 (Call 12/01/46)	4,293	3,389,152
4.55%, 08/01/45 (Call 02/01/45)	557	434,048
Westlake Corp.
0.88%, 08/15/24 (Call 12/01/22)	985	915,469
2.88%, 08/15/41 (Call 02/15/41)	393	243,228
3.13%, 08/15/51 (Call 02/15/51)(b)	2,405	1,410,869
3.38%, 06/15/30 (Call 03/15/30)	1,535	1,275,800
3.38%, 08/15/61 (Call 02/15/61)	2,420	1,337,752
3.60%, 08/15/26 (Call 05/15/26)	3,779	3,480,232
4.38%, 11/15/47 (Call 05/15/47)	515	367,901
5.00%, 08/15/46 (Call 02/15/46)	3,500	2,763,145

		278,332,744

Commercial Services — 0.3%
American University (The), Series 2019, 3.67%, 04/01/49	1,735	1,248,246
Automatic Data Processing Inc.
1.25%, 09/01/30 (Call 06/01/30)	5,952	4,560,780
1.70%, 05/15/28 (Call 03/15/28)	3,130	2,663,317
3.38%, 09/15/25 (Call 06/15/25)	4,356	4,194,000
Block Financial LLC
2.50%, 07/15/28 (Call 05/15/28)	2,783	2,285,706
3.88%, 08/15/30 (Call 05/15/30)	1,413	1,184,801
5.25%, 10/01/25 (Call 07/01/25)	1,034	1,015,440
Brown University in Providence in the State of Rhode Island and Providence Plant, Series A, 2.92%, 09/01/50 (Call 03/01/50)	1,850	1,227,938
California Endowment (The), Series 2021, 2.50%, 04/01/51 (Call 10/01/50)	1,730	1,018,624

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
California Institute of Technology
3.65%, 09/01/2119 (Call 03/01/19)	$569	$339,619
4.32%, 08/01/45	637	530,322
4.70%, 11/01/2111	1,594	1,231,540
Case Western Reserve University, 5.41%, 06/01/2122 (Call 12/01/21)	1,103	930,733
Cintas Corp. No. 2
3.45%, 05/01/25 (Call 04/01/25)	1,405	1,355,937
3.70%, 04/01/27 (Call 01/01/27)	5,012	4,727,719
4.00%, 05/01/32 (Call 02/01/32)	2,075	1,879,141
Claremont Mckenna College, 3.78%, 01/01/2122 (Call 07/01/21)	440	261,448
Duke University
Series 2020, 2.68%, 10/01/44	836	568,622
Series 2020, 2.76%, 10/01/50(b)	1,228	776,894
Series 2020, 2.83%, 10/01/55	2,235	1,372,156
Emory University
Series 2020, 2.14%, 09/01/30 (Call 06/01/30)(b)	218	175,848
Series 2020, 2.97%, 09/01/50 (Call 03/01/50)	1,868	1,196,379
Equifax Inc.
2.35%, 09/15/31 (Call 06/15/31)	2,535	1,878,562
2.60%, 12/01/24 (Call 11/01/24)	4,299	4,058,643
2.60%, 12/15/25 (Call 11/15/25)	1,567	1,426,675
3.10%, 05/15/30 (Call 02/15/30)	2,521	2,059,153
5.10%, 12/15/27 (Call 11/15/27)	1,850	1,783,511
Ford Foundation (The)
Series 2020, 2.42%, 06/01/50 (Call 12/01/49)(b)	910	523,842
Series 2020, 2.82%, 06/01/70 (Call 12/01/69)	2,257	1,224,603
George Washington University (The) 4.87%, 09/15/45	1,495	1,286,687
Series 2014, 4.30%, 09/15/44	610	492,111
Series 2018, 4.13%, 09/15/48 (Call 03/15/48)	2,936	2,275,018
Georgetown University (The)
Series 20A, 2.94%, 04/01/50	1,199	701,907
Series A, 5.22%, 10/01/2118 (Call 04/01/18)	811	651,509
Series B, 4.32%, 04/01/49 (Call 10/01/48)	1,203	921,366
Global Payments Inc.
1.20%, 03/01/26 (Call 02/01/26)	1,712	1,461,654
1.50%, 11/15/24 (Call 10/15/24)	810	741,984
2.15%, 01/15/27 (Call 12/15/26)	3,112	2,657,430
2.65%, 02/15/25 (Call 01/15/25)	2,448	2,273,090
2.90%, 05/15/30 (Call 02/15/30)	3,074	2,448,933
2.90%, 11/15/31 (Call 08/15/31)	2,514	1,922,481
3.20%, 08/15/29 (Call 05/15/29)	4,517	3,750,917
4.15%, 08/15/49 (Call 02/15/49)(b)	1,439	970,505
4.45%, 06/01/28 (Call 03/01/28)	1,840	1,673,903
4.80%, 04/01/26 (Call 01/01/26)	4,342	4,171,229
4.95%, 08/15/27 (Call 07/15/27)	875	832,038
5.30%, 08/15/29 (Call 06/15/29)	1,865	1,756,513
5.40%, 08/15/32 (Call 05/15/32)	1,575	1,455,773
5.95%, 08/15/52 (Call 02/15/52)	1,800	1,556,496
GXO Logistics Inc.
1.65%, 07/15/26 (Call 06/15/26)	1,810	1,504,780
2.65%, 07/15/31 (Call 04/15/31)	2,792	1,995,414
Howard University, 5.21%, 10/01/52 (Call 10/01/32)	818	608,248
Johns Hopkins University
Series 2013, 4.08%, 07/01/53	1,658	1,329,733
Series A, 2.81%, 01/01/60 (Call 07/01/59)	935	545,666
Leland Stanford Junior University (The)
1.29%, 06/01/27 (Call 04/01/27)	645	550,469

Security	Par (000)	Value

Commercial Services (continued)
2.41%, 06/01/50 (Call 12/01/49)	$1,475	$878,348
3.65%, 05/01/48 (Call 11/01/47)	2,666	2,074,121
Massachusetts Institute of Technology
3.07%, 04/01/52 (Call 10/01/51)(b)	1,013	692,132
3.89%, 07/01/2116	473	312,880
3.96%, 07/01/38	629	549,488
4.68%, 07/01/2114	2,328	1,881,629
5.60%, 07/01/2111	2,890	2,765,730
Series F, 2.99%, 07/01/50 (Call 01/01/50)	2,096	1,422,618
Series G, 2.29%, 07/01/51 (Call 01/01/51)	1,344	762,021
Moody’s Corp.
2.00%, 08/19/31 (Call 05/19/31)(b)	2,772	2,100,206
2.55%, 08/18/60 (Call 02/18/60)	2,097	1,074,733
2.75%, 08/19/41 (Call 02/19/41)	2,540	1,644,421
3.10%, 11/29/61 (Call 05/29/61)	2,030	1,173,624
3.25%, 01/15/28 (Call 10/15/27)	1,999	1,794,942
3.25%, 05/20/50 (Call 11/20/49)	1,553	993,330
3.75%, 03/24/25 (Call 02/24/25)(b)	770	745,214
3.75%, 02/25/52 (Call 08/25/51)	955	673,705
4.25%, 02/01/29 (Call 11/01/28)	2,111	1,965,763
4.25%, 08/08/32 (Call 05/08/32)	1,000	901,110
4.88%, 02/15/24 (Call 11/15/23)(b)	2,444	2,432,513
4.88%, 12/17/48 (Call 06/17/48)	2,565	2,162,680
5.25%, 07/15/44	1,126	1,004,955
Northeastern University, Series 2020, 2.89%, 10/01/50	1,411	863,927
Northwestern University
4.64%, 12/01/44	920	834,081
Series 2017, 3.66%, 12/01/57 (Call 06/01/57)	1,084	767,624
Series 2020, 2.64%, 12/01/50 (Call 06/01/50)	1,564	958,732
PayPal Holdings Inc.
1.65%, 06/01/25 (Call 05/01/25)	4,434	4,069,791
2.30%, 06/01/30 (Call 03/01/30)(b)	3,404	2,742,875
2.40%, 10/01/24 (Call 09/01/24)	5,060	4,818,840
2.65%, 10/01/26 (Call 08/01/26)	4,076	3,718,739
2.85%, 10/01/29 (Call 07/01/29)	5,314	4,523,808
3.25%, 06/01/50 (Call 12/01/49)(b)	4,062	2,652,852
4.40%, 06/01/32 (Call 03/01/32)	3,395	3,116,814
5.05%, 06/01/52 (Call 12/01/51)	2,785	2,412,005
5.25%, 06/01/62 (Call 12/01/61)	2,205	1,896,565
President and Fellows of Harvard College
2.52%, 10/15/50 (Call 04/15/50)	1,714	1,041,152
3.15%, 07/15/46 (Call 01/15/46)	1,035	742,064
3.30%, 07/15/56 (Call 01/15/56)	1,986	1,389,624
3.75%, 11/15/52 (Call 05/15/52)	110	85,738
4.88%, 10/15/40	625	594,381
Quanta Services Inc.
0.95%, 10/01/24 (Call 12/01/22)	2,235	2,031,369
2.35%, 01/15/32 (Call 10/15/31)	1,626	1,178,167
2.90%, 10/01/30 (Call 07/01/30)	2,861	2,259,589
3.05%, 10/01/41 (Call 04/01/41)	1,635	1,006,686
RELX Capital Inc.
3.00%, 05/22/30 (Call 02/22/30)	1,284	1,070,227
4.00%, 03/18/29 (Call 12/18/28)	4,677	4,247,745
4.75%, 05/20/32 (Call 02/20/32)	355	330,509
Rockefeller Foundation (The), Series 2020, 2.49%, 10/01/50 (Call 04/01/50)	2,374	1,393,704
S&P Global Inc.
1.25%, 08/15/30 (Call 05/15/30)	3,523	2,619,210
2.30%, 08/15/60 (Call 02/15/60)	2,165	1,099,885
2.45%, 03/01/27 (Call 02/01/27)(f)	1,525	1,365,988

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
2.50%, 12/01/29 (Call 09/01/29)	$3,732	$3,108,681
2.70%, 03/01/29 (Call 01/01/29)(f)	3,305	2,840,317
2.90%, 03/01/32 (Call 12/01/31)(f)	2,226	1,832,465
2.95%, 01/22/27 (Call 10/22/26)(b)	3,055	2,795,753
3.25%, 12/01/49 (Call 06/01/49)	3,713	2,507,575
3.70%, 03/01/52 (Call 09/01/51)(b)(f)	770	561,061
3.90%, 03/01/62 (Call 09/01/61)(b)(f)	594	426,498
4.25%, 05/01/29 (Call 02/01/29)(f)	3,715	3,466,801
4.75%, 08/01/28 (Call 05/01/28)(f)	2,450	2,375,201
Thomas Jefferson University, 3.85%, 11/01/57 (Call 05/01/57)	996	668,505
Triton Container International Ltd./TAL International Container Corp., 3.25%, 03/15/32 (Call 12/15/31)	1,309	936,249
Trustees of Boston College, 3.13%, 07/01/52	1,493	974,197
Trustees of Boston University, Series CC, 4.06%, 10/01/48 (Call 04/01/48)	1,537	1,219,133
Trustees of Princeton University (The)
4.20%, 03/01/52 (Call 09/01/51)	330	279,536
5.70%, 03/01/39	2,370	2,450,935
Series 2020, 2.52%, 07/01/50 (Call 01/01/50)(b)	1,897	1,187,218
Trustees of the University of Pennsylvania (The)
3.61%, 02/15/2119 (Call 08/15/18)	2,068	1,244,833
4.67%, 09/01/2112	70	53,881
Series 2020, 2.40%, 10/01/50 (Call 04/01/50)	1,173	679,824
United Rentals North America Inc., 3.88%, 11/15/27 (Call 12/01/22)	275	250,176
University of Chicago (The)
3.00%, 10/01/52 (Call 04/01/52)	605	400,607
4.00%, 10/01/53 (Call 04/01/53)	1,749	1,380,381
Series 20B, 2.76%, 04/01/45 (Call 10/01/44)	1,047	749,861
Series C, 2.55%, 04/01/50 (Call 10/01/49)(b)	1,696	1,066,411
University of Miami, 4.06%, 04/01/52	423	323,219
University of Notre Dame du Lac
Series 2015, 3.44%, 02/15/45	1,335	1,007,805
Series 2017, 3.39%, 02/15/48 (Call 08/15/47)	1,869	1,355,062
University of Southern California
2.81%, 10/01/50 (Call 04/01/50)	1,010	632,290
3.03%, 10/01/39	2,314	1,753,503
5.25%, 10/01/2111(b)	748	652,929
Series 2017, 3.84%, 10/01/47 (Call 04/01/47)	1,563	1,218,640
Series 21A, 2.95%, 10/01/51 (Call 04/01/51)	1,415	896,459
Series A, 3.23%, 10/01/2120 (Call 04/01/20)(b)	1,054	568,791
Verisk Analytics Inc.
3.63%, 05/15/50 (Call 11/15/49)	1,922	1,262,101
4.00%, 06/15/25 (Call 03/15/25)	943	909,354
4.13%, 03/15/29 (Call 12/15/28)	3,273	2,994,500
5.50%, 06/15/45 (Call 12/15/44)	1,635	1,461,232
Washington University (The)
3.52%, 04/15/54 (Call 10/15/53)	2,561	1,856,802
4.35%, 04/15/2122 (Call 10/15/21)	754	536,154
William Marsh Rice University
3.57%, 05/15/45	770	611,111
3.77%, 05/15/55	1,595	1,196,952
Yale University
Series 2020, 0.87%, 04/15/25 (Call 03/15/25)(b)	2,532	2,304,550
Series 2020, 1.48%, 04/15/30 (Call 01/15/30)	684	533,985
Series 2020, 2.40%, 04/15/50 (Call 10/15/49)	1,028	611,609

		230,218,054

Computers — 0.6%
Amdocs Ltd., 2.54%, 06/15/30 (Call 03/15/30)	1,761	1,378,881

Security	Par (000)	Value

Computers (continued)
Apple Inc.
0.55%, 08/20/25 (Call 07/20/25)	$4,668	$4,166,097
0.70%, 02/08/26 (Call 01/08/26)	5,430	4,762,164
1.13%, 05/11/25 (Call 04/11/25)	6,616	6,056,022
1.20%, 02/08/28 (Call 12/08/27)	4,707	3,922,814
1.25%, 08/20/30 (Call 05/20/30)	8,157	6,262,374
1.40%, 08/05/28 (Call 06/05/28)	6,775	5,612,342
1.65%, 05/11/30 (Call 02/11/30)	6,533	5,229,144
1.65%, 02/08/31 (Call 11/08/30)	4,040	3,169,420
1.70%, 08/05/31 (Call 05/05/31)	6,443	5,007,049
1.80%, 09/11/24 (Call 08/11/24)	2,642	2,508,553
2.05%, 09/11/26 (Call 07/11/26)	8,047	7,280,523
2.20%, 09/11/29 (Call 06/11/29)	4,025	3,402,735
2.38%, 02/08/41 (Call 08/08/40)	2,875	1,923,145
2.40%, 08/20/50 (Call 02/20/50)	2,346	1,384,680
2.45%, 08/04/26 (Call 05/04/26)	9,022	8,304,210
2.50%, 02/09/25	6,097	5,816,416
2.55%, 08/20/60 (Call 02/20/60)	10,452	6,021,084
2.65%, 05/11/50 (Call 11/11/49)	7,036	4,422,759
2.65%, 02/08/51 (Call 08/08/50)	5,380	3,347,436
2.70%, 08/05/51 (Call 02/05/51)	8,049	5,048,333
2.75%, 01/13/25 (Call 11/13/24)	2,368	2,273,304
2.80%, 02/08/61 (Call 08/08/60)	2,930	1,738,135
2.85%, 05/11/24 (Call 03/11/24)	7,152	6,957,323
2.85%, 08/05/61 (Call 02/05/61)	2,380	1,431,070
2.90%, 09/12/27 (Call 06/12/27)	7,186	6,608,461
2.95%, 09/11/49 (Call 03/11/49)	7,348	4,958,504
3.00%, 02/09/24 (Call 12/09/23)	6,376	6,246,248
3.00%, 06/20/27 (Call 03/20/27)	4,965	4,633,487
3.00%, 11/13/27 (Call 08/13/27)	7,122	6,589,702
3.20%, 05/13/25	8,715	8,395,770
3.20%, 05/11/27 (Call 02/11/27)	5,312	4,977,185
3.25%, 02/23/26 (Call 11/23/25)	11,698	11,151,235
3.25%, 08/08/29 (Call 06/08/29)	9,085	8,266,623
3.35%, 02/09/27 (Call 11/09/26)	8,865	8,408,718
3.35%, 08/08/32 (Call 05/08/32)	6,680	5,892,495
3.45%, 05/06/24	9,505	9,334,385
3.45%, 02/09/45	7,866	5,956,764
3.75%, 09/12/47 (Call 03/12/47)	4,819	3,766,771
3.75%, 11/13/47 (Call 05/13/47)	5,587	4,382,443
3.85%, 05/04/43	7,788	6,333,124
3.85%, 08/04/46 (Call 02/04/46)	6,729	5,372,972
3.95%, 08/08/52 (Call 02/08/52)	6,655	5,282,539
4.10%, 08/08/62 (Call 02/08/62)	4,640	3,609,038
4.25%, 02/09/47 (Call 08/09/46)	5,436	4,676,917
4.38%, 05/13/45	5,833	5,085,501
4.45%, 05/06/44	2,782	2,486,718
4.50%, 02/23/36 (Call 08/23/35)	3,683	3,525,257
4.65%, 02/23/46 (Call 08/23/45)	11,824	10,662,174
CGI Inc.
1.45%, 09/14/26 (Call 08/14/26)	1,850	1,588,539
2.30%, 09/14/31 (Call 06/14/31)	2,633	1,934,412
Dell Inc.
6.50%, 04/15/38	1,285	1,195,166
7.10%, 04/15/28(b)	1,720	1,778,377
Dell International LLC/EMC Corp.
3.38%, 12/15/41 (Call 06/15/41)(f)	3,345	2,078,215
3.45%, 12/15/51 (Call 06/15/51)(f)	4,365	2,477,705
4.00%, 07/15/24 (Call 06/15/24)	85	82,953
4.90%, 10/01/26 (Call 08/01/26)	6,954	6,677,787

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
5.30%, 10/01/29 (Call 07/01/29)	$6,025	$5,634,941
5.85%, 07/15/25 (Call 06/15/25)	4,325	4,333,650
6.02%, 06/15/26 (Call 03/15/26)(b)	8,389	8,376,165
6.10%, 07/15/27 (Call 05/15/27)	2,770	2,772,271
6.20%, 07/15/30 (Call 04/15/30)	2,333	2,287,553
8.10%, 07/15/36 (Call 01/15/36)	2,302	2,439,568
8.35%, 07/15/46 (Call 01/15/46)	2,610	2,771,246
DXC Technology Co.
1.80%, 09/15/26 (Call 08/15/26)(b)	3,630	3,111,563
2.38%, 09/15/28 (Call 07/15/28)	3,112	2,573,873
Fortinet Inc.
1.00%, 03/15/26 (Call 02/15/26)	3,460	2,971,690
2.20%, 03/15/31 (Call 12/15/30)	2,874	2,166,220
Genpact Luxembourg Sarl, 3.38%, 12/01/24 (Call 11/01/24)	2,993	2,850,144
Genpact Luxembourg SARL/Genpact USA Inc., 1.75%, 04/10/26 (Call 03/10/26)	440	387,336
Hewlett Packard Enterprise Co.
1.45%, 04/01/24 (Call 03/01/24)	4,052	3,835,502
1.75%, 04/01/26 (Call 03/01/26)(b)	896	793,363
4.90%, 10/15/25 (Call 07/15/25)	5,066	4,982,107
6.20%, 10/15/35 (Call 04/15/35)(b)	2,965	2,903,031
6.35%, 10/15/45 (Call 04/15/45)	4,152	3,751,955
HP Inc.
1.45%, 06/17/26 (Call 05/17/26)(b)	3,755	3,212,327
2.20%, 06/17/25 (Call 05/17/25)	5,416	4,978,116
2.65%, 06/17/31 (Call 03/17/31)	4,730	3,479,483
3.00%, 06/17/27 (Call 04/17/27)(b)	3,414	3,010,090
3.40%, 06/17/30 (Call 03/17/30)	2,538	2,068,419
4.00%, 04/15/29 (Call 02/15/29)	3,290	2,884,573
4.20%, 04/15/32 (Call 01/15/32)	3,155	2,583,219
4.75%, 01/15/28 (Call 12/15/27)	2,840	2,654,008
4.75%, 03/01/29 (Call 03/01/24)(f)	50	50,491
5.50%, 01/15/33 (Call 10/15/32)	2,740	2,439,367
6.00%, 09/15/41	1,907	1,690,594
International Business Machines Corp.
1.70%, 05/15/27 (Call 03/15/27)	4,806	4,132,103
1.95%, 05/15/30 (Call 02/15/30)	5,375	4,229,856
2.20%, 02/09/27 (Call 01/09/27)	1,350	1,195,627
2.72%, 02/09/32 (Call 11/09/31)(b)	2,110	1,695,765
2.85%, 05/15/40 (Call 11/15/39)	3,438	2,319,137
2.95%, 05/15/50 (Call 11/15/49)	3,279	1,984,910
3.00%, 05/15/24	10,649	10,335,174
3.30%, 05/15/26	9,821	9,214,750
3.30%, 01/27/27	2,420	2,243,195
3.43%, 02/09/52 (Call 08/09/51)	240	156,790
3.45%, 02/19/26	5,648	5,359,557
3.50%, 05/15/29	9,170	8,213,294
3.63%, 02/12/24	7,278	7,152,964
4.00%, 07/27/25	165	160,783
4.00%, 06/20/42	4,516	3,487,933
4.15%, 07/27/27 (Call 06/27/27)	3,035	2,900,367
4.15%, 05/15/39	7,339	5,974,680
4.25%, 05/15/49	7,880	6,112,280
4.40%, 07/27/32 (Call 04/27/32)(b)	3,025	2,769,085
4.70%, 02/19/46	2,839	2,355,745
4.90%, 07/27/52 (Call 01/27/52)	780	657,774
5.60%, 11/30/39(b)	2,975	2,833,717
5.88%, 11/29/32	2,989	3,053,473
6.22%, 08/01/27	1,617	1,687,162

Security	Par (000)	Value

Computers (continued)
6.50%, 01/15/28	$1,290	$1,363,543
7.00%, 10/30/25	2,577	2,706,159
7.13%, 12/01/96(b)	1,315	1,473,760
Kyndryl Holdings Inc.
2.05%, 10/15/26 (Call 09/15/26)	2,920	2,289,514
2.70%, 10/15/28 (Call 08/15/28)	2,702	1,953,249
3.15%, 10/15/31 (Call 07/15/31)	3,030	1,885,417
4.10%, 10/15/41 (Call 04/15/41)	2,405	1,320,129
Leidos Inc.
2.30%, 02/15/31 (Call 11/15/30)	4,138	3,046,768
3.63%, 05/15/25 (Call 04/15/25)	1,721	1,638,461
4.38%, 05/15/30 (Call 02/15/30)	1,553	1,359,077
NetApp Inc.
1.88%, 06/22/25 (Call 05/22/25)	4,000	3,630,120
2.38%, 06/22/27 (Call 04/22/27)(b)	1,865	1,646,049
2.70%, 06/22/30 (Call 03/22/30)	1,399	1,124,432
3.30%, 09/29/24 (Call 07/29/24)	1,632	1,575,370
Teledyne FLIR LLC, 2.50%, 08/01/30 (Call 05/01/30)	1,471	1,150,307
Western Digital Corp.
2.85%, 02/01/29 (Call 12/01/28)	2,244	1,737,013
3.10%, 02/01/32 (Call 11/01/31)	2,313	1,604,135
4.75%, 02/15/26 (Call 11/15/25)	8,330	7,696,170

		489,260,857

Cosmetics & Personal Care — 0.1%
Colgate-Palmolive Co.
3.10%, 08/15/25(b)	805	774,096
3.10%, 08/15/27 (Call 07/15/27)(b)	625	584,363
3.25%, 03/15/24	952	935,892
3.25%, 08/15/32 (Call 05/15/32)	1,425	1,256,194
3.70%, 08/01/47 (Call 02/01/47)(b)	1,810	1,431,692
4.00%, 08/15/45	2,753	2,290,579
Estee Lauder Companies Inc. (The)
1.95%, 03/15/31 (Call 12/15/30)	3,390	2,657,760
2.00%, 12/01/24 (Call 11/01/24)	2,236	2,117,022
2.38%, 12/01/29 (Call 09/01/29)	3,373	2,819,693
2.60%, 04/15/30 (Call 01/15/30)	789	661,269
3.13%, 12/01/49 (Call 06/01/49)	2,677	1,827,802
3.15%, 03/15/27 (Call 12/15/26)	2,172	2,010,164
4.15%, 03/15/47 (Call 09/15/46)	1,390	1,120,437
4.38%, 06/15/45 (Call 12/15/44)(b)	517	428,614
6.00%, 05/15/37	1,917	1,979,168
GSK Consumer Healthcare Capital U.K. PLC, 3.13%, 03/24/25	6,885	6,484,053
GSK Consumer Healthcare Capital U.S. LLC
3.02%, 03/24/24	1,304	1,258,106
3.38%, 03/24/27	3,845	3,477,443
3.38%, 03/24/29	4,360	3,802,398
3.63%, 03/24/32	4,987	4,201,444
4.00%, 03/24/52	3,800	2,724,481
Procter & Gamble Co. (The)
0.55%, 10/29/25	6,615	5,852,489
1.00%, 04/23/26	675	597,375
1.20%, 10/29/30	6,550	4,995,095
1.90%, 02/01/27	320	287,069
1.95%, 04/23/31	1,282	1,033,048
2.30%, 02/01/32(b)	1,325	1,090,793
2.45%, 11/03/26(b)	3,235	2,981,214
2.70%, 02/02/26	3,314	3,120,032
2.80%, 03/25/27	2,997	2,763,594
2.85%, 08/11/27	3,836	3,528,851

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
3.00%, 03/25/30	$7,025	$6,251,899
3.50%, 10/25/47	730	554,910
3.55%, 03/25/40	790	639,157
3.60%, 03/25/50	752	588,448
5.55%, 03/05/37	480	496,733
5.80%, 08/15/34	165	173,922
Unilever Capital Corp.
0.63%, 08/12/24 (Call 12/01/22)	1,165	1,082,868
1.38%, 09/14/30 (Call 06/14/30)	2,291	1,732,706
1.75%, 08/12/31 (Call 05/12/31)	3,540	2,696,666
2.00%, 07/28/26	2,769	2,493,706
2.13%, 09/06/29 (Call 06/06/29)(b)	1,864	1,537,614
2.60%, 05/05/24 (Call 03/05/24)	4,022	3,888,630
2.90%, 05/05/27 (Call 02/05/27)	4,555	4,161,038
3.10%, 07/30/25(b)	960	916,944
3.25%, 03/07/24 (Call 02/07/24)	3,148	3,083,938
3.38%, 03/22/25 (Call 01/22/25)	1,439	1,389,009
3.50%, 03/22/28 (Call 12/22/27)	3,694	3,405,831
5.90%, 11/15/32	3,670	3,829,205
Series 30Y, 2.63%, 08/12/51 (Call 02/12/51)(b)	1,495	902,756

		110,918,210

Distribution & Wholesale — 0.0%
WW Grainger Inc.
1.85%, 02/15/25 (Call 01/15/25)	1,805	1,682,405
3.75%, 05/15/46 (Call 11/15/45)	1,646	1,238,796
4.20%, 05/15/47 (Call 11/15/46)	1,590	1,275,800
4.60%, 06/15/45 (Call 12/15/44)(b)	3,450	2,976,177

		7,173,178

Diversified Financial Services — 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.65%, 10/29/24 (Call 09/29/24)	9,651	8,772,566
1.75%, 01/30/26 (Call 12/30/25)	1,180	1,007,885
2.45%, 10/29/26 (Call 09/29/26)	8,525	7,208,910
2.88%, 08/14/24 (Call 07/14/24)	3,257	3,047,640
3.00%, 10/29/28 (Call 08/29/28)	12,460	10,064,191
3.15%, 02/15/24 (Call 01/15/24)	1,950	1,869,426
3.30%, 01/30/32 (Call 10/30/31)	12,685	9,523,898
3.40%, 10/29/33 (Call 07/29/33)	5,427	3,934,195
3.50%, 01/15/25 (Call 11/15/24)	4,626	4,339,419
3.65%, 07/21/27 (Call 04/21/27)	3,742	3,266,991
3.85%, 10/29/41 (Call 04/29/41)(b)	2,818	1,873,406
3.88%, 01/23/28 (Call 10/23/27)	3,417	2,946,616
4.45%, 10/01/25 (Call 08/01/25)	3,164	2,977,735
4.45%, 04/03/26 (Call 02/03/26)	5,543	5,121,732
4.63%, 10/15/27 (Call 08/15/27)	2,106	1,893,715
4.88%, 01/16/24 (Call 12/16/23)	2,477	2,431,200
6.50%, 07/15/25 (Call 06/15/25)(b)	3,175	3,132,614
Series 3NC1, 1.75%, 10/29/24 (Call 12/01/22)	1,013	918,193
Affiliated Managers Group Inc.
3.30%, 06/15/30 (Call 03/15/30)	1,441	1,172,643
3.50%, 08/01/25(b)	2,886	2,741,267
4.25%, 02/15/24	1,481	1,463,687
Air Lease Corp.
0.70%, 02/15/24 (Call 01/15/24)	1,066	994,717
0.80%, 08/18/24 (Call 07/18/24)	250	227,125
1.88%, 08/15/26 (Call 07/15/26)	1,485	1,245,767
2.10%, 09/01/28 (Call 07/01/28)	2,415	1,864,018
2.20%, 01/15/27 (Call 12/15/26)	180	150,655

Security	Par (000)	Value

Diversified Financial Services (continued)
2.30%, 02/01/25 (Call 01/01/25)	$3,222	$2,950,579
2.88%, 01/15/26 (Call 12/15/25)	1,336	1,187,985
2.88%, 01/15/32 (Call 10/15/31)	583	435,851
3.00%, 02/01/30 (Call 11/01/29)	2,711	2,110,378
3.13%, 12/01/30 (Call 09/01/30)(b)	728	565,649
3.25%, 03/01/25 (Call 01/01/25)	3,200	2,981,248
3.25%, 10/01/29 (Call 07/01/29)(b)	2,297	1,841,068
3.38%, 07/01/25 (Call 06/01/25)	1,152	1,067,697
3.63%, 04/01/27 (Call 01/01/27)	2,813	2,478,816
3.63%, 12/01/27 (Call 09/01/27)	2,514	2,157,465
3.75%, 06/01/26 (Call 04/01/26)(b)	3,743	3,394,489
4.25%, 02/01/24 (Call 01/01/24)	3,314	3,239,833
4.25%, 09/15/24 (Call 06/15/24)	3,402	3,310,486
4.63%, 10/01/28 (Call 07/01/28)	2,449	2,169,912
Aircastle Ltd.
4.13%, 05/01/24 (Call 02/01/24)	1,882	1,794,336
4.25%, 06/15/26 (Call 04/15/26)	3,087	2,722,919
Ally Financial Inc.
2.20%, 11/02/28 (Call 09/02/28)	1,530	1,174,658
3.88%, 05/21/24 (Call 04/21/24)	3,850	3,715,789
4.63%, 03/30/25	962	938,402
4.75%, 06/09/27 (Call 05/09/27)(b)	1,935	1,769,674
5.13%, 09/30/24	3,340	3,292,004
5.80%, 05/01/25 (Call 04/01/25)(b)	3,343	3,341,596
8.00%, 11/01/31	7,480	7,651,642
American Express Co.
0.75%, 11/03/23	1,780	1,704,546
1.65%, 11/04/26 (Call 10/04/26)	3,029	2,609,120
2.25%, 03/04/25 (Call 02/01/25)	1,770	1,643,994
2.50%, 07/30/24 (Call 06/30/24)	6,077	5,776,979
2.55%, 03/04/27 (Call 02/01/27)	3,420	3,005,188
3.00%, 10/30/24 (Call 09/29/24)	7,323	6,997,419
3.13%, 05/20/26 (Call 04/20/26)	5,975	5,526,516
3.30%, 05/03/27 (Call 04/03/27)	5,180	4,694,116
3.38%, 05/03/24	1,405	1,362,794
3.40%, 02/22/24 (Call 01/22/24)	6,453	6,294,385
3.63%, 12/05/24 (Call 11/04/24)	3,712	3,588,428
3.95%, 08/01/25 (Call 07/01/25)	5,565	5,343,569
4.05%, 05/03/29 (Call 03/03/29)	2,575	2,335,216
4.05%, 12/03/42	3,480	2,696,443
4.20%, 11/06/25 (Call 10/06/25)	2,855	2,771,663
4.42%, 08/03/33 (Call 08/03/32)(a)	5,835	5,186,790
4.99%, 05/26/33(a)	1,295	1,176,598
5.85%, 11/05/27	2,410	2,408,265
American Express Credit Corp., 3.30%, 05/03/27 (Call 04/03/27)	502	458,778
Ameriprise Financial Inc.
2.88%, 09/15/26 (Call 06/15/26)	2,538	2,323,844
3.00%, 04/02/25 (Call 03/02/25)	1,402	1,329,110
3.70%, 10/15/24	2,724	2,644,568
4.50%, 05/13/32 (Call 02/13/32)(b)	2,220	2,060,782
Andrew W Mellon Foundation (The), Series 2020, 0.95%, 08/01/27 (Call 06/01/27)(b)	1,435	1,205,314
BGC Partners Inc., 3.75%, 10/01/24 (Call 09/01/24)	2,720	2,580,682
Brookfield Finance I UK PLC, 2.34%, 01/30/32 (Call 10/30/31)	2,690	1,960,660
Brookfield Finance Inc.
2.72%, 04/15/31 (Call 01/15/31)	2,400	1,857,528
3.50%, 03/30/51 (Call 09/30/50)	2,297	1,378,407
3.63%, 02/15/52 (Call 08/15/51)	1,337	816,065

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
3.90%, 01/25/28 (Call 10/25/27)	$2,586	$2,315,841
4.00%, 04/01/24 (Call 02/01/24)	4,864	4,764,288
4.25%, 06/02/26 (Call 03/02/26)	1,691	1,603,930
4.35%, 04/15/30 (Call 01/15/30)	3,064	2,690,989
4.70%, 09/20/47 (Call 03/20/47)	3,001	2,242,857
4.85%, 03/29/29 (Call 12/29/28)	4,117	3,808,843
Brookfield Finance LLC, 3.45%, 04/15/50 (Call 10/15/49)	2,053	1,211,434
Capital One Financial Corp.
1.34%, 12/06/24 (Call 12/06/23), (SOFR + 0.690%)(a)	1,150	1,087,900
1.88%, 11/02/27 (Call 11/02/26), (SOFR + 0.855%)(a)	4,640	3,861,269
2.36%, 07/29/32 (Call 07/29/31), (SOFR + 1.337%)(a)	3,179	2,198,342
2.62%, 11/02/32 (Call 11/02/31), (SOFR + 1.265%)(a)	1,645	1,204,140
2.64%, 03/03/26 (Call 03/03/25), (SOFR + 1.290%)(a)	4,440	4,072,457
3.20%, 02/05/25 (Call 01/05/25)	4,502	4,250,833
3.27%, 03/01/30 (Call 03/01/29), (SOFR + 1.790%)(a)	3,415	2,810,408
3.30%, 10/30/24 (Call 09/30/24)	7,035	6,705,270
3.65%, 05/11/27 (Call 04/11/27)(b)	3,672	3,324,225
3.75%, 04/24/24 (Call 03/24/24)	3,332	3,242,869
3.75%, 07/28/26 (Call 06/28/26)	5,202	4,757,957
3.75%, 03/09/27 (Call 02/09/27)	4,274	3,897,632
3.80%, 01/31/28 (Call 12/31/27)	5,560	4,968,138
3.90%, 01/29/24 (Call 12/29/23)	5,058	4,958,610
4.17%, 05/09/25 (Call 05/09/24)(a)	620	595,628
4.20%, 10/29/25 (Call 09/29/25)	5,518	5,238,624
4.25%, 04/30/25 (Call 03/31/25)	3,979	3,832,374
4.93%, 05/10/28 (Call 05/10/27), (SOFR + 2.057%)(a)	4,015	3,730,256
4.99%, 07/24/26 (Call 07/24/25)(a)	2,865	2,759,711
5.25%, 07/26/30 (Call 07/26/29)(a)	2,845	2,603,118
5.27%, 05/10/33 (Call 05/10/32)(a)	3,620	3,241,022
Capital One NA, 2.28%, 01/28/26 (Call 01/28/25), (SOFR + 0.911%)(a)	2,420	2,221,971
Cboe Global Markets Inc.
1.63%, 12/15/30 (Call 09/15/30)	3,855	2,883,694
3.00%, 03/16/32 (Call 12/16/31)	2,350	1,900,281
3.65%, 01/12/27 (Call 10/12/26)	1,949	1,824,206
Charles Schwab Corp. (The)
0.75%, 03/18/24 (Call 02/18/24)	442	417,054
0.90%, 03/11/26 (Call 02/11/26)	6,392	5,521,410
1.15%, 05/13/26 (Call 04/13/26)	5,670	4,912,998
1.65%, 03/11/31 (Call 12/11/30)	3,204	2,382,430
1.95%, 12/01/31 (Call 09/01/31)	3,380	2,534,493
2.00%, 03/20/28 (Call 01/20/28)	2,272	1,935,858
2.30%, 05/13/31 (Call 02/13/31)	2,940	2,305,313
2.45%, 03/03/27 (Call 02/03/27)	1,820	1,625,588
2.75%, 10/01/29 (Call 07/01/29)	2,439	2,060,735
2.90%, 03/03/32 (Call 12/03/31)	4,015	3,260,742
3.00%, 03/10/25 (Call 12/10/24)	205	195,174
3.20%, 03/02/27 (Call 12/02/26)	2,682	2,467,199
3.20%, 01/25/28 (Call 10/25/27)	4,008	3,627,601
3.25%, 05/22/29 (Call 02/22/29)	2,470	2,188,469
3.30%, 04/01/27 (Call 01/01/27)	3,925	3,617,005
3.45%, 02/13/26 (Call 11/13/25)	1,698	1,619,637

Security	Par (000)	Value

Diversified Financial Services (continued)
3.55%, 02/01/24 (Call 01/01/24)	$4,708	$4,622,785
3.63%, 04/01/25 (Call 01/01/25)	1,659	1,607,289
3.75%, 04/01/24 (Call 03/02/24)	2,180	2,142,744
3.85%, 05/21/25 (Call 03/21/25)	3,516	3,413,931
4.00%, 02/01/29 (Call 11/01/28)	2,473	2,293,856
4.20%, 03/24/25 (Call 02/24/25)	3,789	3,732,620
4.63%, 03/22/30 (Call 12/22/29)	2,073	1,971,029
CI Financial Corp.
3.20%, 12/17/30 (Call 09/17/30)	1,768	1,278,883
4.10%, 06/15/51 (Call 12/15/50)	2,335	1,327,377
Citigroup Global Markets Holdings Inc./U.S, 0.75%, 06/07/24 (Call 12/07/22)	1,095	1,021,602
CME Group Inc.
2.65%, 03/15/32 (Call 12/15/31)	2,095	1,687,543
3.00%, 03/15/25 (Call 12/15/24)	4,751	4,536,492
3.75%, 06/15/28 (Call 03/15/28)	5,089	4,765,238
4.15%, 06/15/48 (Call 12/15/47)(b)	2,213	1,811,208
5.30%, 09/15/43 (Call 03/15/43)	2,859	2,728,344
Credit Suisse USA Inc., 7.13%, 07/15/32	2,111	2,083,831
Discover Financial Services
3.75%, 03/04/25 (Call 12/04/24)	2,022	1,909,799
3.95%, 11/06/24 (Call 08/06/24)	2,049	1,975,400
4.10%, 02/09/27 (Call 11/09/26)	3,399	3,095,571
4.50%, 01/30/26 (Call 11/30/25)(b)	2,851	2,673,240
Eaton Vance Corp., 3.50%, 04/06/27 (Call 01/06/27)	2,775	2,534,546
Franklin Resources Inc.
1.60%, 10/30/30 (Call 07/30/30)	1,182	869,207
2.85%, 03/30/25	1,131	1,070,695
2.95%, 08/12/51 (Call 02/12/51)	1,485	865,532
Intercontinental Exchange Inc.
1.85%, 09/15/32 (Call 06/15/32)	4,258	3,091,180
2.10%, 06/15/30 (Call 03/15/30)	8,051	6,379,049
2.65%, 09/15/40 (Call 03/15/40)	2,423	1,589,512
3.00%, 06/15/50 (Call 12/15/49)	5,287	3,307,864
3.00%, 09/15/60 (Call 03/15/60)	2,771	1,609,812
3.10%, 09/15/27 (Call 06/15/27)	3,960	3,593,383
3.65%, 05/23/25 (Call 04/23/25)(b)	2,024	1,960,406
3.75%, 12/01/25 (Call 09/01/25)	6,576	6,316,643
3.75%, 09/21/28 (Call 06/21/28)	2,650	2,424,962
4.00%, 09/15/27 (Call 08/15/27)	2,635	2,496,425
4.25%, 09/21/48 (Call 03/21/48)	5,245	4,078,879
4.35%, 06/15/29 (Call 04/15/29)	5,257	4,979,010
4.60%, 03/15/33 (Call 12/15/32)	4,220	3,872,525
4.95%, 06/15/52 (Call 12/15/51)	3,190	2,765,539
5.20%, 06/15/62	3,565	3,178,839
Invesco Finance PLC
3.75%, 01/15/26	1,038	983,059
4.00%, 01/30/24	1,519	1,491,567
5.38%, 11/30/43	1,094	953,957
Janus Henderson U.S. Holdings Inc., 4.88%, 08/01/25 (Call 05/01/25)	1,614	1,580,041
Jefferies Group LLC
2.75%, 10/15/32 (Call 07/15/32)	2,250	1,559,385
6.25%, 01/15/36	2,778	2,555,065
6.45%, 06/08/27	1,538	1,547,428
6.50%, 01/20/43	1,134	1,041,330
Jefferies Group LLC/Jefferies Group Capital Finance Inc.
2.63%, 10/15/31 (Call 07/15/31)	1,955	1,387,503
4.15%, 01/23/30	3,160	2,681,892

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
4.85%, 01/15/27	$3,388	$3,181,739
Lazard Group LLC
3.63%, 03/01/27 (Call 12/01/26)	926	846,003
3.75%, 02/13/25	3,012	2,890,044
4.38%, 03/11/29 (Call 12/11/28)	3,047	2,750,771
4.50%, 09/19/28 (Call 06/19/28)	1,168	1,058,523
Legg Mason Inc.
4.75%, 03/15/26	1,453	1,430,537
5.63%, 01/15/44	2,110	1,916,471
Mastercard Inc.
1.90%, 03/15/31 (Call 12/15/30)	3,390	2,688,304
2.00%, 03/03/25 (Call 02/03/25)(b)	3,803	3,574,097
2.00%, 11/18/31 (Call 08/18/31)	2,845	2,236,483
2.95%, 11/21/26 (Call 08/21/26)	2,541	2,364,096
2.95%, 06/01/29 (Call 03/01/29)	4,904	4,342,492
2.95%, 03/15/51 (Call 09/15/50)	3,775	2,490,065
3.30%, 03/26/27 (Call 01/26/27)	2,915	2,735,115
3.35%, 03/26/30 (Call 12/26/29)	4,035	3,627,707
3.38%, 04/01/24	3,870	3,797,399
3.50%, 02/26/28 (Call 11/26/27)	1,945	1,810,853
3.65%, 06/01/49 (Call 12/01/48)	3,211	2,439,718
3.80%, 11/21/46 (Call 05/21/46)	2,267	1,774,426
3.85%, 03/26/50 (Call 09/26/49)	2,984	2,345,454
3.95%, 02/26/48 (Call 08/26/47)	2,847	2,281,159
Morgan Stanley Domestic Holdings Inc.
3.80%, 08/24/27 (Call 05/24/27)	3,152	2,880,644
4.50%, 06/20/28 (Call 03/20/28)	1,462	1,360,391
Nasdaq Inc.
1.65%, 01/15/31 (Call 10/15/30)	3,990	2,942,625
2.50%, 12/21/40 (Call 06/21/40)	915	553,355
3.25%, 04/28/50 (Call 10/28/49)	3,983	2,549,877
3.85%, 06/30/26 (Call 03/30/26)	3,656	3,482,413
3.95%, 03/07/52 (Call 09/07/51)	150	108,647
Nomura Holdings Inc.
1.65%, 07/14/26	5,105	4,336,800
1.85%, 07/16/25	1,450	1,303,985
2.17%, 07/14/28	3,420	2,706,417
2.33%, 01/22/27	4,990	4,249,833
2.61%, 07/14/31	2,365	1,719,781
2.65%, 01/16/25	6,690	6,262,108
2.68%, 07/16/30	1,730	1,301,566
2.71%, 01/22/29	2,140	1,718,548
3.00%, 01/22/32	3,380	2,506,135
3.10%, 01/16/30	1,860	1,467,484
5.10%, 07/03/25	2,965	2,904,573
5.39%, 07/06/27	2,420	2,324,071
5.61%, 07/06/29	2,090	1,963,283
ORIX Corp.
2.25%, 03/09/31	2,775	2,100,231
3.25%, 12/04/24	2,725	2,605,645
3.70%, 07/18/27	3,340	3,059,807
4.00%, 04/13/32	2,055	1,749,442
4.05%, 01/16/24	1,667	1,642,228
5.00%, 09/13/27	1,860	1,800,182
5.20%, 09/13/32	1,860	1,727,810
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)	1,720	1,637,509
4.88%, 03/15/27 (Call 09/15/26)	1,885	1,668,037
6.63%, 03/15/25 (Call 09/15/24)	2,025	1,999,647

Security	Par (000)	Value

Diversified Financial Services (continued)
Raymond James Financial Inc.
3.75%, 04/01/51 (Call 10/01/50)	$2,485	$1,686,321
4.65%, 04/01/30 (Call 01/01/30)	1,472	1,370,668
4.95%, 07/15/46	2,754	2,323,109
Stifel Financial Corp.
4.00%, 05/15/30 (Call 02/15/30)	1,667	1,418,567
4.25%, 07/18/24	3,230	3,156,679
Synchrony Financial
2.88%, 10/28/31 (Call 07/28/31)	1,951	1,379,435
3.70%, 08/04/26 (Call 05/04/26)(b)	3,947	3,544,564
3.95%, 12/01/27 (Call 09/01/27)	2,972	2,558,090
4.25%, 08/15/24 (Call 05/15/24)	4,920	4,750,358
4.38%, 03/19/24 (Call 02/19/24)	2,874	2,809,852
4.50%, 07/23/25 (Call 04/23/25)	2,937	2,782,249
4.88%, 06/13/25 (Call 05/13/25)	1,280	1,229,747
5.15%, 03/19/29 (Call 12/19/28)	2,562	2,295,962
Visa Inc.
0.75%, 08/15/27 (Call 06/15/27)	1,979	1,648,863
1.10%, 02/15/31 (Call 11/15/30)	4,047	3,021,328
1.90%, 04/15/27 (Call 02/15/27)	4,401	3,885,599
2.00%, 08/15/50 (Call 02/15/50)	5,958	3,294,953
2.05%, 04/15/30 (Call 01/15/30)	6,412	5,296,697
2.70%, 04/15/40 (Call 10/15/39)	3,294	2,345,987
2.75%, 09/15/27 (Call 06/15/27)	2,404	2,185,356
3.15%, 12/14/25 (Call 09/14/25)	15,805	15,041,302
3.65%, 09/15/47 (Call 03/15/47)	2,694	2,049,541
4.15%, 12/14/35 (Call 06/14/35)	5,985	5,419,238
4.30%, 12/14/45 (Call 06/14/45)	11,529	9,831,701
Western Union Co. (The)
1.35%, 03/15/26 (Call 02/15/26)	1,412	1,209,434
2.75%, 03/15/31 (Call 12/15/30)	2,200	1,611,654
2.85%, 01/10/25 (Call 12/10/24)	3,369	3,163,356
6.20%, 11/17/36(b)	2,052	1,926,171

		703,596,605

Electric — 1.9%
AEP Texas Inc.
3.45%, 05/15/51 (Call 11/15/50)	415	270,144
3.80%, 10/01/47 (Call 04/01/47)	1,586	1,083,888
3.95%, 06/01/28 (Call 03/01/28)	1,692	1,532,715
4.70%, 05/15/32 (Call 02/15/32)	1,375	1,252,378
5.25%, 05/15/52 (Call 11/15/51)	1,695	1,483,820
Series G, 4.15%, 05/01/49 (Call 11/01/48)	1,501	1,078,318
Series H, 3.45%, 01/15/50 (Call 07/15/49)	1,812	1,178,706
Series I, 2.10%, 07/01/30 (Call 04/01/30)	2,620	2,017,321
AEP Transmission Co. LLC
3.10%, 12/01/26 (Call 09/01/26)	1,599	1,473,958
3.15%, 09/15/49 (Call 03/15/49)	484	308,347
3.75%, 12/01/47 (Call 06/01/47)	1,945	1,396,938
3.80%, 06/15/49 (Call 12/15/48)	1,787	1,276,097
4.00%, 12/01/46 (Call 06/01/46)	1,600	1,185,808
4.25%, 09/15/48 (Call 03/15/48)	1,572	1,210,393
4.50%, 06/15/52	1,020	825,894
Series M, 3.65%, 04/01/50 (Call 10/01/49)	1,210	850,013
Series N, 2.75%, 08/15/51 (Call 02/15/51)	1,399	821,787
AES Corp. (The)
1.38%, 01/15/26 (Call 12/15/25)	3,230	2,797,341
2.45%, 01/15/31 (Call 10/15/30)	915	691,090
Alabama Power Co.
3.00%, 03/15/52 (Call 09/15/51)	1,670	1,060,116
3.05%, 03/15/32 (Call 12/15/31)(b)	355	297,632

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
3.13%, 07/15/51 (Call 01/15/51)	$2,550	$1,653,930
3.45%, 10/01/49 (Call 04/01/49)	2,663	1,804,742
3.75%, 09/01/27 (Call 08/01/27)	1,920	1,806,778
3.75%, 03/01/45 (Call 09/01/44)	2,988	2,165,613
3.85%, 12/01/42	1,402	1,048,514
3.94%, 09/01/32 (Call 03/01/32)	2,030	1,814,191
4.15%, 08/15/44 (Call 02/15/44)	1,420	1,106,265
4.30%, 01/02/46 (Call 07/02/45)	2,282	1,764,146
6.00%, 03/01/39	409	405,151
6.13%, 05/15/38	1,140	1,133,069
Series 13-A, 3.55%, 12/01/23	459	450,756
Series 20-A, 1.45%, 09/15/30 (Call 06/15/30)	3,139	2,367,434
Series A, 4.30%, 07/15/48 (Call 01/15/48)	2,661	2,093,169
Series B, 3.70%, 12/01/47 (Call 06/01/47)	541	387,437
Ameren Corp.
1.75%, 03/15/28 (Call 01/15/28)	418	342,580
1.95%, 03/15/27 (Call 02/15/27)	1,900	1,631,568
2.50%, 09/15/24 (Call 08/15/24)	2,742	2,596,976
3.50%, 01/15/31 (Call 10/15/30)	3,080	2,618,154
3.65%, 02/15/26 (Call 11/15/25)	1,953	1,847,460
Ameren Illinois Co.
1.55%, 11/15/30 (Call 08/15/30)	1,142	866,778
2.90%, 06/15/51 (Call 12/15/50)	1,364	829,899
3.25%, 03/01/25 (Call 12/01/24)	430	413,264
3.25%, 03/15/50 (Call 09/15/49)	1,012	668,507
3.70%, 12/01/47 (Call 06/01/47)	2,461	1,787,301
3.80%, 05/15/28 (Call 02/15/28)	1,587	1,471,831
3.85%, 09/01/32 (Call 06/01/32)	1,835	1,634,545
4.15%, 03/15/46 (Call 09/15/45)	1,606	1,259,650
4.50%, 03/15/49 (Call 09/15/48)	1,659	1,370,981
American Electric Power Co. Inc.
2.03%, 03/15/24	1,635	1,560,411
2.30%, 03/01/30 (Call 12/01/29)	653	515,361
3.20%, 11/13/27 (Call 08/13/27)(b)	2,308	2,068,822
3.25%, 03/01/50 (Call 09/01/49)	780	486,556
3.88%, 02/15/62 (Call 11/15/26)(a)	2,400	1,854,264
5.75%, 11/01/27	2,200	2,194,170
5.95%, 11/01/32	500	496,585
Series J, 4.30%, 12/01/28 (Call 09/01/28)	2,910	2,697,221
Series M, 0.75%, 11/01/23 (Call 12/01/22)	405	386,824
Series N, 1.00%, 11/01/25 (Call 10/01/25)	547	480,266
Appalachian Power Co.
3.40%, 06/01/25 (Call 03/01/25)	741	707,625
4.40%, 05/15/44 (Call 11/15/43)	974	747,477
4.45%, 06/01/45 (Call 12/01/44)	1,318	1,016,007
4.50%, 08/01/32 (Call 05/01/32)	1,715	1,535,251
7.00%, 04/01/38	2,030	2,145,202
Series AA, 2.70%, 04/01/31 (Call 01/01/31)	227	179,966
Series X, 3.30%, 06/01/27 (Call 03/01/27)	1,769	1,618,157
Series Y, 4.50%, 03/01/49 (Call 09/01/48)	1,820	1,404,257
Series Z, 3.70%, 05/01/50 (Call 11/01/49)	965	654,367
Arizona Public Service Co.
2.20%, 12/15/31 (Call 09/15/31)	2,015	1,484,249
2.60%, 08/15/29 (Call 05/15/29)	2,400	1,949,424
2.65%, 09/15/50 (Call 03/15/50)	866	466,029
2.95%, 09/15/27 (Call 06/15/27)	929	821,505
3.15%, 05/15/25 (Call 02/15/25)(b)	1,641	1,547,890
3.35%, 05/15/50 (Call 11/15/49)	1,667	1,035,607
3.50%, 12/01/49 (Call 06/01/49)	1,133	723,692
3.75%, 05/15/46 (Call 11/15/45)	1,306	885,638

Security	Par (000)	Value

Electric (continued)
4.20%, 08/15/48 (Call 02/15/48)	$1,228	$899,105
4.25%, 03/01/49 (Call 09/01/48)	1,095	792,988
4.35%, 11/15/45 (Call 05/15/45)	1,577	1,163,936
4.50%, 04/01/42 (Call 10/01/41)	1,525	1,180,579
5.05%, 09/01/41 (Call 03/01/41)	1,040	865,436
Atlantic City Electric Co.
2.30%, 03/15/31 (Call 12/15/30)	1,174	932,896
4.00%, 10/15/28 (Call 07/15/28)(b)	1,362	1,257,657
Avangrid Inc.
3.15%, 12/01/24 (Call 10/01/24)	2,790	2,653,569
3.20%, 04/15/25 (Call 03/15/25)	2,980	2,813,120
3.80%, 06/01/29 (Call 03/01/29)	3,604	3,156,599
Avista Corp.
4.00%, 04/01/52 (Call 10/01/51)	45	33,218
4.35%, 06/01/48 (Call 12/01/47)	2,145	1,684,790
Baltimore Gas & Electric Co.
2.25%, 06/15/31 (Call 03/15/31)	2,385	1,880,549
2.40%, 08/15/26 (Call 05/15/26)	563	509,295
2.90%, 06/15/50 (Call 12/15/49)	1,705	1,052,633
3.20%, 09/15/49 (Call 03/15/49)	1,835	1,210,219
3.50%, 08/15/46 (Call 02/15/46)	1,880	1,313,744
3.75%, 08/15/47 (Call 02/15/47)	1,579	1,141,601
4.25%, 09/15/48 (Call 03/15/48)	654	516,150
4.55%, 06/01/52 (Call 12/01/51)	1,642	1,346,177
6.35%, 10/01/36	890	909,714
Berkshire Hathaway Energy Co.
1.65%, 05/15/31 (Call 02/15/31)	2,646	1,981,325
2.85%, 05/15/51 (Call 11/15/50)	5,270	3,160,314
3.25%, 04/15/28 (Call 01/15/28)	2,612	2,356,364
3.50%, 02/01/25 (Call 11/01/24)	2,107	2,041,030
3.70%, 07/15/30 (Call 04/15/30)	4,230	3,794,479
3.75%, 11/15/23 (Call 08/15/23)	3,397	3,355,964
3.80%, 07/15/48 (Call 01/15/48)	1,906	1,380,135
4.05%, 04/15/25 (Call 03/15/25)	2,884	2,823,494
4.25%, 10/15/50 (Call 04/15/50)	3,002	2,324,178
4.45%, 01/15/49 (Call 07/15/48)	3,551	2,866,474
4.50%, 02/01/45 (Call 08/01/44)	1,969	1,594,772
4.60%, 05/01/53 (Call 11/01/52)(f)	3,820	3,147,718
5.15%, 11/15/43 (Call 05/15/43)	2,703	2,389,506
5.95%, 05/15/37	2,018	1,999,374
6.13%, 04/01/36	3,273	3,322,913
Black Hills Corp.
1.04%, 08/23/24 (Call 11/16/22)	40	36,990
2.50%, 06/15/30 (Call 03/15/30)	1,142	886,683
3.05%, 10/15/29 (Call 07/15/29)	1,942	1,593,042
3.15%, 01/15/27 (Call 07/15/26)	1,079	974,154
3.88%, 10/15/49 (Call 04/15/49)	1,499	1,003,101
3.95%, 01/15/26 (Call 07/15/25)	2,279	2,165,529
4.20%, 09/15/46 (Call 03/15/46)(b)	685	487,336
4.25%, 11/30/23 (Call 08/30/23)	2,548	2,523,590
4.35%, 05/01/33 (Call 02/01/33)	115	98,506
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	1,735	1,287,491
3.60%, 03/01/52 (Call 09/01/51)	260	185,359
3.95%, 03/01/48 (Call 09/01/47)	2,283	1,752,591
4.50%, 04/01/44 (Call 10/01/43)	2,703	2,277,088
Series AA, 3.00%, 02/01/27 (Call 11/01/26)	805	741,848
Series AC, 4.25%, 02/01/49 (Call 08/01/48)	1,787	1,434,300
Series AD, 2.90%, 07/01/50 (Call 01/01/50)	2,350	1,475,988
Series AE, 2.35%, 04/01/31 (Call 01/01/31)	960	769,613

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series AF, 3.35%, 04/01/51 (Call 10/01/50)(b)	$485	$332,463
Series AG, 3.00%, 03/01/32 (Call 12/01/31)	355	296,492
Series ai., 4.45%, 10/01/32 (Call 07/01/32)	1,810	1,696,965
Series AJ, 4.85%, 10/01/52 (Call 04/01/52)	800	707,680
Series K2, 6.95%, 03/15/33	140	153,201
Series Z, 2.40%, 09/01/26 (Call 06/01/26)	1,838	1,658,574
CenterPoint Energy Inc.
1.45%, 06/01/26 (Call 05/01/26)	1,343	1,167,806
2.50%, 09/01/24 (Call 08/01/24)	2,011	1,904,035
2.65%, 06/01/31 (Call 03/01/31)	1,335	1,058,815
2.95%, 03/01/30 (Call 12/01/29)	2,683	2,234,107
3.70%, 09/01/49 (Call 03/01/49)(b)	1,855	1,268,950
Cleco Corporate Holdings LLC
3.74%, 05/01/26 (Call 02/01/26)	3,744	3,467,431
4.97%, 05/01/46 (Call 11/01/45)	1,374	1,113,861
Cleveland Electric Illuminating Co. (The)
5.50%, 08/15/24	2,055	2,058,884
5.95%, 12/15/36	984	945,408
CMS Energy Corp.
3.00%, 05/15/26 (Call 02/15/26)	629	577,711
3.45%, 08/15/27 (Call 05/15/27)	2,518	2,272,973
3.75%, 12/01/50(a)	645	467,664
4.75%, 06/01/50 (Call 03/01/30)(a)	1,416	1,171,131
4.88%, 03/01/44 (Call 09/01/43)	1,260	1,047,060
Commonwealth Edison Co.
2.20%, 03/01/30 (Call 12/01/29)	1,590	1,297,456
2.55%, 06/15/26 (Call 03/15/26)	1,185	1,086,823
3.00%, 03/01/50 (Call 09/01/49)	1,005	640,004
3.15%, 03/15/32 (Call 12/15/31)(b)	555	468,897
3.65%, 06/15/46 (Call 12/15/45)	2,774	1,984,631
3.70%, 08/15/28 (Call 05/15/28)	3,155	2,893,829
3.70%, 03/01/45 (Call 09/01/44)	1,745	1,267,551
3.80%, 10/01/42 (Call 04/01/42)	894	678,457
4.00%, 03/01/48 (Call 09/01/47)	2,895	2,221,941
4.00%, 03/01/49 (Call 09/01/48)	1,839	1,393,539
4.35%, 11/15/45 (Call 05/15/45)	2,006	1,603,195
4.60%, 08/15/43 (Call 02/15/43)	1,130	953,392
4.70%, 01/15/44 (Call 07/15/43)	1,230	1,048,477
5.90%, 03/15/36	1,124	1,126,788
6.45%, 01/15/38	1,906	1,976,026
Series 122, 2.95%, 08/15/27 (Call 05/15/27)	2,212	1,994,959
Series 123, 3.75%, 08/15/47 (Call 02/15/47)	2,640	1,930,447
Series 127, 3.20%, 11/15/49 (Call 05/15/49)	1,568	1,034,284
Series 130, 3.13%, 03/15/51 (Call 09/15/50)	2,810	1,817,002
Series 131, 2.75%, 09/01/51 (Call 03/01/51)	660	395,677
Series 133, 3.85%, 03/15/52 (Call 09/15/51)	380	282,838
Connecticut Light & Power Co. (The)
4.00%, 04/01/48 (Call 10/01/47)	3,041	2,358,934
4.30%, 04/15/44 (Call 10/15/43)	2,050	1,648,651
Series A, 0.75%, 12/01/25 (Call 11/01/25)	550	482,196
Series A, 2.05%, 07/01/31 (Call 04/01/31)	1,955	1,527,989
Series A, 3.20%, 03/15/27 (Call 12/15/26)	2,478	2,285,782
Series A, 4.15%, 06/01/45 (Call 12/01/44)	365	288,390
Consolidated Edison Co. of New York Inc.
2.40%, 06/15/31 (Call 03/15/31)	3,265	2,577,162
3.20%, 12/01/51 (Call 06/01/51)	190	121,524
3.60%, 06/15/61 (Call 12/15/60)(b)	3,168	2,101,208
3.70%, 11/15/59 (Call 05/15/59)	2,458	1,633,464
3.80%, 05/15/28 (Call 02/15/28)(b)	2,561	2,369,386
3.85%, 06/15/46 (Call 12/15/45)	2,509	1,822,839

Security	Par (000)	Value

Electric (continued)
3.95%, 03/01/43 (Call 09/01/42)	$1,356	$1,009,556
4.45%, 03/15/44 (Call 09/15/43)	1,448	1,166,350
4.50%, 12/01/45 (Call 06/01/45)	2,977	2,386,661
4.50%, 05/15/58 (Call 11/15/57)	2,854	2,171,380
4.63%, 12/01/54 (Call 06/01/54)	2,157	1,710,674
5.70%, 06/15/40	1,737	1,632,711
Series 05-A, 5.30%, 03/01/35	1,020	950,140
Series 06-A, 5.85%, 03/15/36	1,558	1,521,153
Series 06-B, 6.20%, 06/15/36	782	787,654
Series 07-A, 6.30%, 08/15/37	853	867,450
Series 08-B, 6.75%, 04/01/38	1,868	1,944,345
Series 09-C, 5.50%, 12/01/39	2,466	2,262,234
Series 12-A, 4.20%, 03/15/42	440	343,618
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	1,932	1,392,663
Series 20A, 3.35%, 04/01/30 (Call 01/01/30)	2,389	2,072,219
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)	4,114	3,044,689
Series A, 4.13%, 05/15/49 (Call 11/15/48)(b)	2,372	1,779,403
Series B, 3.13%, 11/15/27 (Call 08/15/27)	578	521,639
Series C, 3.00%, 12/01/60 (Call 06/01/60)	1,643	934,456
Series C, 4.00%, 11/15/57 (Call 05/15/57)	1,365	967,444
Series C, 4.30%, 12/01/56 (Call 06/01/56)	2,289	1,680,218
Series D, 4.00%, 12/01/28 (Call 09/01/28)	1,892	1,761,887
Series E, 4.65%, 12/01/48 (Call 06/01/48)	2,639	2,145,560
Constellation Energy Generation LLC
3.25%, 06/01/25 (Call 05/01/25)	2,227	2,112,287
5.60%, 06/15/42 (Call 12/15/41)	2,698	2,379,123
6.25%, 10/01/39	862	831,244
Consumers Energy Co.
2.50%, 05/01/60 (Call 11/01/59)	1,945	1,025,462
2.65%, 08/15/52 (Call 02/15/52)	315	184,540
3.10%, 08/15/50 (Call 02/15/50)	2,122	1,377,029
3.25%, 08/15/46 (Call 02/15/46)	1,668	1,125,483
3.50%, 08/01/51 (Call 02/01/51)	2,214	1,551,018
3.60%, 08/15/32 (Call 02/15/32)	690	606,607
3.75%, 02/15/50 (Call 08/15/49)	1,161	853,718
3.80%, 11/15/28 (Call 08/15/28)	676	623,299
3.95%, 05/15/43 (Call 11/15/42)	966	750,292
3.95%, 07/15/47 (Call 01/15/47)	1,373	1,046,267
4.05%, 05/15/48 (Call 11/15/47)	2,037	1,573,297
4.20%, 09/01/52 (Call 03/01/52)	830	661,327
4.35%, 04/15/49 (Call 10/15/48)	2,141	1,741,147
Dayton Power & Light Co. (The), 3.95%, 06/15/49 (Call 12/15/48)	1,915	1,426,196
Delmarva Power & Light Co.
3.50%, 11/15/23 (Call 08/15/23)	1,295	1,273,399
4.15%, 05/15/45 (Call 11/15/44)	1,499	1,144,906
Dominion Energy Inc.
3.07%, 08/15/24(e)	3,478	3,318,151
3.90%, 10/01/25 (Call 07/01/25)	1,553	1,490,802
4.25%, 06/01/28 (Call 03/01/28)	3,032	2,827,279
4.35%, 08/15/32 (Call 05/15/32)	1,165	1,051,413
4.70%, 12/01/44 (Call 06/01/44)	1,565	1,273,190
4.85%, 08/15/52 (Call 02/15/52)	1,235	1,014,837
5.75%, 10/01/54 (Call 10/01/24), (3 mo. LIBOR US + 3.057%)(a)	1,499	1,394,010
7.00%, 06/15/38	1,480	1,509,881
Series A, 1.45%, 04/15/26 (Call 03/15/26)(b)	2,260	1,973,274
Series A, 3.30%, 03/15/25 (Call 02/15/25)	1,105	1,058,270
Series A, 4.60%, 03/15/49 (Call 09/15/48)	625	504,556
Series B, 3.30%, 04/15/41 (Call 10/15/40)(b)	1,860	1,316,229

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series B, 3.60%, 03/15/27 (Call 01/15/27)(b)	$1,275	$1,182,652
Series B, 5.95%, 06/15/35	1,987	1,929,397
Series C, 2.25%, 08/15/31 (Call 05/15/31)	1,613	1,245,413
Series C, 3.38%, 04/01/30 (Call 01/01/30)	4,644	3,983,948
Series C, 4.05%, 09/15/42 (Call 03/15/42)	1,460	1,094,212
Series C, 4.90%, 08/01/41 (Call 02/01/41)	1,790	1,514,412
Series D, 2.85%, 08/15/26 (Call 05/15/26)	1,508	1,363,926
Series E, 6.30%, 03/15/33	990	1,003,583
Series F, 5.25%, 08/01/33	1,980	1,847,597
Dominion Energy South Carolina Inc.
4.60%, 06/15/43 (Call 12/15/42)	1,545	1,291,249
5.10%, 06/01/65 (Call 12/01/64)(b)	2,435	2,096,559
5.30%, 05/15/33	270	263,004
5.45%, 02/01/41 (Call 08/01/40)	1,325	1,236,000
6.05%, 01/15/38(b)	1,765	1,763,747
6.63%, 02/01/32(b)	355	375,565
Series A, 2.30%, 12/01/31 (Call 09/01/31)	2,105	1,643,458
DTE Electric Co.
2.25%, 03/01/30 (Call 12/01/29)	2,157	1,757,977
2.95%, 03/01/50 (Call 09/01/49)	1,060	676,386
3.38%, 03/01/25 (Call 12/01/24)	1,142	1,098,421
3.65%, 03/15/24 (Call 12/15/23)	1,460	1,432,172
3.70%, 03/15/45 (Call 09/15/44)	1,965	1,455,338
3.70%, 06/01/46 (Call 12/01/45)	1,435	1,046,890
3.75%, 08/15/47 (Call 02/15/47)	1,822	1,345,128
3.95%, 03/01/49 (Call 09/01/48)	2,339	1,794,855
4.30%, 07/01/44 (Call 01/01/44)	1,456	1,173,536
Series A, 1.90%, 04/01/28 (Call 02/01/28)	2,315	1,949,114
Series A, 3.00%, 03/01/32 (Call 12/01/31)	2,275	1,888,477
Series A, 4.00%, 04/01/43 (Call 10/01/42)(b)	252	197,523
Series A, 4.05%, 05/15/48 (Call 11/15/47)	1,741	1,358,415
Series B, 3.25%, 04/01/51 (Call 10/01/50)	1,476	987,843
Series B, 3.65%, 03/01/52 (Call 09/01/51)	1,005	725,007
Series C, 2.63%, 03/01/31 (Call 12/01/30)	2,117	1,736,512
DTE Energy Co.
2.85%, 10/01/26 (Call 07/01/26)	3,669	3,321,546
2.95%, 03/01/30 (Call 12/01/29)	1,428	1,188,924
4.22%, 01/11/24(e)	3,865	3,773,979
Series C, 2.53%, 10/01/24(e)	1,469	1,391,275
Series C, 3.40%, 06/15/29 (Call 03/15/29)	2,125	1,838,699
Series F, 1.05%, 06/01/25 (Call 05/01/25)	3,305	2,956,521
Duke Energy Carolinas LLC
2.45%, 08/15/29 (Call 05/15/29)	1,774	1,484,643
2.45%, 02/01/30 (Call 11/01/29)(b)	2,745	2,272,091
2.55%, 04/15/31 (Call 01/15/31)(b)	2,523	2,048,827
2.85%, 03/15/32 (Call 12/15/31)	2,805	2,294,546
2.95%, 12/01/26 (Call 09/01/26)	3,965	3,667,506
3.20%, 08/15/49 (Call 02/15/49)	1,385	912,410
3.45%, 04/15/51 (Call 10/15/50)	2,210	1,508,237
3.55%, 03/15/52 (Call 09/15/51)	1,605	1,120,916
3.70%, 12/01/47 (Call 06/01/47)	2,717	1,949,746
3.75%, 06/01/45 (Call 12/01/44)	2,259	1,641,683
3.88%, 03/15/46 (Call 09/15/45)	2,530	1,885,457
3.95%, 11/15/28 (Call 08/15/28)	2,081	1,938,826
3.95%, 03/15/48 (Call 09/15/47)	1,340	1,010,092
4.00%, 09/30/42 (Call 03/30/42)	939	728,964
4.25%, 12/15/41 (Call 06/15/41)	1,024	826,163
5.30%, 02/15/40	1,175	1,095,053
6.00%, 01/15/38	867	865,561
6.05%, 04/15/38	1,440	1,433,333

Security	Par (000)	Value

Electric (continued)
6.10%, 06/01/37	$1,810	$1,769,709
6.45%, 10/15/32	970	1,006,608
Series A, 6.00%, 12/01/28	1,432	1,474,015
Duke Energy Corp.
0.90%, 09/15/25 (Call 08/15/25)	3,398	2,997,172
2.45%, 06/01/30 (Call 03/01/30)(b)	998	797,881
2.55%, 06/15/31 (Call 03/15/31)	440	344,661
2.65%, 09/01/26 (Call 06/01/26)	2,129	1,924,957
3.15%, 08/15/27 (Call 05/15/27)	3,263	2,943,422
3.25%, 01/15/82(a)	1,874	1,319,727
3.30%, 06/15/41 (Call 12/15/40)	3,233	2,192,588
3.40%, 06/15/29 (Call 03/15/29)	2,222	1,943,139
3.50%, 06/15/51 (Call 12/15/50)	610	396,354
3.75%, 04/15/24 (Call 01/15/24)	3,953	3,878,644
3.75%, 09/01/46 (Call 03/01/46)	3,992	2,744,101
3.95%, 08/15/47 (Call 02/15/47)	2,400	1,696,584
4.20%, 06/15/49 (Call 12/15/48)	2,660	1,940,231
4.30%, 03/15/28 (Call 02/15/28)	3,210	3,017,849
4.50%, 08/15/32 (Call 05/15/32)	3,920	3,542,700
4.80%, 12/15/45 (Call 06/15/45)	2,659	2,148,632
5.00%, 08/15/52 (Call 02/15/52)	3,635	3,002,256
Duke Energy Florida LLC
1.75%, 06/15/30 (Call 03/15/30)	2,675	2,063,655
2.40%, 12/15/31 (Call 09/15/31)	2,640	2,073,324
2.50%, 12/01/29 (Call 09/01/29)	2,538	2,112,327
3.00%, 12/15/51 (Call 06/15/51)	2,035	1,280,849
3.20%, 01/15/27 (Call 10/15/26)	3,377	3,132,944
3.40%, 10/01/46 (Call 04/01/46)	2,523	1,704,665
3.80%, 07/15/28 (Call 04/15/28)	2,435	2,257,367
3.85%, 11/15/42 (Call 05/15/42)	1,541	1,158,308
4.20%, 07/15/48 (Call 01/15/48)	1,650	1,287,528
5.65%, 04/01/40	1,586	1,508,032
6.35%, 09/15/37	906	928,505
6.40%, 06/15/38	3,174	3,288,137
Duke Energy Indiana LLC
2.75%, 04/01/50 (Call 10/01/49)	1,970	1,155,110
3.75%, 05/15/46 (Call 11/15/45)	1,349	957,453
6.12%, 10/15/35	1,019	1,008,148
6.35%, 08/15/38	863	871,414
6.45%, 04/01/39	2,043	2,070,294
Series WWW, 4.90%, 07/15/43 (Call 01/15/43)	614	516,006
Series YYY, 3.25%, 10/01/49 (Call 04/01/49)	2,525	1,614,207
Duke Energy Ohio Inc.
2.13%, 06/01/30 (Call 03/01/30)	2,368	1,869,252
3.65%, 02/01/29 (Call 11/01/28)	1,231	1,117,293
3.70%, 06/15/46 (Call 12/15/45)	1,672	1,164,414
4.30%, 02/01/49 (Call 08/01/48)	967	737,676
Duke Energy Progress LLC
2.00%, 08/15/31 (Call 05/15/31)	1,620	1,236,530
2.50%, 08/15/50 (Call 02/15/50)	2,040	1,146,643
2.90%, 08/15/51 (Call 02/15/51)	1,123	687,085
3.25%, 08/15/25 (Call 05/15/25)	1,917	1,829,125
3.40%, 04/01/32 (Call 01/01/32)	2,165	1,853,348
3.45%, 03/15/29 (Call 12/15/28)	2,377	2,132,264
3.60%, 09/15/47 (Call 03/15/47)	2,311	1,631,543
3.70%, 09/01/28 (Call 06/01/28)	2,101	1,935,252
3.70%, 10/15/46 (Call 04/15/46)	2,414	1,740,784
4.00%, 04/01/52 (Call 10/01/51)	1,025	776,848
4.10%, 05/15/42 (Call 11/15/41)	880	688,530
4.10%, 03/15/43 (Call 09/15/42)	1,619	1,264,002

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.15%, 12/01/44 (Call 06/01/44)	$2,514	$1,950,965
4.20%, 08/15/45 (Call 02/15/45)	1,344	1,054,556
4.38%, 03/30/44 (Call 09/30/43)	1,717	1,383,662
6.30%, 04/01/38	1,505	1,527,680
Edison International
3.55%, 11/15/24 (Call 10/15/24)(b)	2,223	2,131,990
4.13%, 03/15/28 (Call 12/15/27)	2,160	1,924,668
4.70%, 08/15/25	1,880	1,814,708
4.95%, 04/15/25 (Call 03/15/25)	1,730	1,690,210
5.75%, 06/15/27 (Call 04/15/27)	2,578	2,518,190
El Paso Electric Co.
5.00%, 12/01/44 (Call 06/01/44)	1,262	1,058,667
6.00%, 05/15/35	619	584,751
Emera U.S. Finance LP
0.83%, 06/15/24	1,985	1,828,185
2.64%, 06/15/31 (Call 03/15/31)	1,605	1,231,854
3.55%, 06/15/26 (Call 03/15/26)	3,820	3,523,721
4.75%, 06/15/46 (Call 12/15/45)	3,206	2,383,917
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)	3,538	3,270,775
Enel Chile SA, 4.88%, 06/12/28 (Call 03/12/28)	3,037	2,772,113
Enel Generacion Chile SA, 4.25%, 04/15/24 (Call 01/15/24)	1,275	1,241,162
Entergy Arkansas LLC
2.65%, 06/15/51 (Call 12/15/50)	1,248	709,600
3.35%, 06/15/52 (Call 12/15/51)	1,315	857,262
3.50%, 04/01/26 (Call 01/01/26)	2,722	2,575,801
3.70%, 06/01/24 (Call 03/01/24)(b)	350	343,424
4.00%, 06/01/28 (Call 03/01/28)	375	345,866
4.20%, 04/01/49 (Call 10/01/48)	2,594	2,017,146
Entergy Corp.
0.90%, 09/15/25 (Call 08/15/25)	1,993	1,745,330
1.90%, 06/15/28 (Call 04/15/28)	1,820	1,487,031
2.40%, 06/15/31 (Call 03/05/31)	2,805	2,128,490
2.80%, 06/15/30 (Call 03/15/30)	2,332	1,872,153
2.95%, 09/01/26 (Call 06/01/26)	2,947	2,683,980
3.75%, 06/15/50 (Call 12/15/49)(b)	2,264	1,532,479
Entergy Louisiana LLC
0.62%, 11/17/23 (Call 12/01/22)	377	359,028
0.95%, 10/01/24 (Call 12/01/22)	531	489,954
1.60%, 12/15/30 (Call 09/15/30)	1,843	1,362,180
2.35%, 06/15/32 (Call 03/15/32)	440	337,229
2.40%, 10/01/26 (Call 07/01/26)	2,156	1,910,992
2.90%, 03/15/51 (Call 09/15/50)	2,840	1,701,245
3.05%, 06/01/31 (Call 03/01/31)	1,999	1,654,472
3.10%, 06/15/41 (Call 12/15/40)	251	172,796
3.12%, 09/01/27 (Call 06/01/27)	1,795	1,619,305
3.25%, 04/01/28 (Call 01/01/28)	2,484	2,206,587
4.00%, 03/15/33 (Call 12/15/32)	2,162	1,887,966
4.20%, 09/01/48 (Call 03/01/48)	3,321	2,571,317
4.20%, 04/01/50 (Call 10/01/49)	2,681	2,038,445
4.75%, 09/15/52 (Call 03/15/52)	2,430	2,022,319
4.95%, 01/15/45 (Call 01/15/25)	2,125	1,842,481
5.40%, 11/01/24(b)	336	337,250
5.59%, 10/01/24	102	102,617
Entergy Mississippi LLC
2.85%, 06/01/28 (Call 03/01/28)	3,488	3,016,911
3.50%, 06/01/51	580	390,369
3.85%, 06/01/49 (Call 12/01/48)	2,304	1,648,535
Entergy Texas Inc.
1.75%, 03/15/31 (Call 12/15/30)	1,775	1,323,866

Security	Par (000)	Value

Electric (continued)
3.55%, 09/30/49 (Call 03/30/49)	$1,585	$1,062,758
4.00%, 03/30/29 (Call 12/30/28)	532	485,588
4.50%, 03/30/39 (Call 09/30/38)	175	143,686
5.00%, 09/15/52 (Call 03/15/52)	1,080	916,650
Evergy Inc.
2.45%, 09/15/24 (Call 08/15/24)	3,759	3,541,542
2.90%, 09/15/29 (Call 06/15/29)	2,890	2,385,550
Evergy Kansas Central Inc.
2.55%, 07/01/26 (Call 04/01/26)	1,420	1,290,794
3.10%, 04/01/27 (Call 01/01/27)	1,780	1,629,715
3.25%, 09/01/49 (Call 03/01/49)	1,113	726,155
3.45%, 04/15/50 (Call 10/15/49)	1,410	951,919
4.10%, 04/01/43 (Call 10/01/42)	1,410	1,082,062
4.13%, 03/01/42 (Call 09/01/41)	1,392	1,082,433
4.25%, 12/01/45 (Call 06/01/45)	964	734,799
Evergy Metro Inc.
3.65%, 08/15/25 (Call 05/15/25)(b)	1,425	1,371,178
4.20%, 06/15/47 (Call 12/15/46)	1,140	872,533
4.20%, 03/15/48 (Call 09/15/47)	1,054	806,068
5.30%, 10/01/41 (Call 04/01/41)	1,451	1,302,171
Series 2019, 4.13%, 04/01/49 (Call 10/01/48)	1,508	1,141,420
Series 2020, 2.25%, 06/01/30 (Call 03/01/30)	1,023	819,484
Eversource Energy
2.55%, 03/15/31 (Call 12/15/30)(b)	1,930	1,526,881
2.90%, 03/01/27 (Call 02/01/27)	1,870	1,677,409
3.38%, 03/01/32 (Call 12/01/31)(b)	1,895	1,582,590
3.45%, 01/15/50 (Call 07/15/49)	2,535	1,700,706
4.20%, 06/27/24	1,810	1,776,750
4.60%, 07/01/27 (Call 06/01/27)	1,701	1,633,402
Series H, 3.15%, 01/15/25 (Call 10/15/24)	1,641	1,562,019
Series L, 2.90%, 10/01/24 (Call 08/01/24)	2,726	2,603,821
Series M, 3.30%, 01/15/28 (Call 10/15/27)	781	700,213
Series N, 3.80%, 12/01/23 (Call 11/01/23)	2,684	2,640,090
Series O, 4.25%, 04/01/29 (Call 01/01/29)	2,212	2,040,437
Series Q, 0.80%, 08/15/25 (Call 07/15/25)	2,266	1,994,941
Series R, 1.65%, 08/15/30 (Call 05/15/30)	2,706	2,030,068
Series U, 1.40%, 08/15/26 (Call 07/15/26)	1,435	1,236,410
Exelon Corp.
2.75%, 03/15/27 (Call 02/15/27)(f)	1,705	1,528,464
3.35%, 03/15/32 (Call 12/15/31)(b)(f)	75	62,350
3.40%, 04/15/26 (Call 01/15/26)	2,862	2,673,423
3.95%, 06/15/25 (Call 03/15/25)	3,723	3,586,254
4.05%, 04/15/30 (Call 01/15/30)	4,850	4,367,667
4.10%, 03/15/52 (Call 09/15/51)(f)	1,420	1,046,554
4.45%, 04/15/46 (Call 10/15/45)	1,868	1,463,746
4.70%, 04/15/50 (Call 10/15/49)	2,862	2,307,516
4.95%, 06/15/35 (Call 12/15/34)(b)	1,969	1,777,239
5.10%, 06/15/45 (Call 12/15/44)	2,100	1,816,605
5.63%, 06/15/35	2,234	2,169,638
Exelon Generation Co. LLC, 5.75%, 10/01/41 (Call 04/01/41)	3,136	2,826,320
Florida Power & Light Co.
2.45%, 02/03/32 (Call 11/03/31)	938	755,859
2.85%, 04/01/25 (Call 03/01/25)	5,800	5,508,028
2.88%, 12/04/51 (Call 06/04/51)	4,407	2,801,045
3.13%, 12/01/25 (Call 06/01/25)	2,458	2,321,089
3.15%, 10/01/49 (Call 04/01/49)	3,004	2,023,795
3.25%, 06/01/24 (Call 12/01/23)	2,751	2,683,380
3.70%, 12/01/47 (Call 06/01/47)	2,795	2,071,598
3.80%, 12/15/42 (Call 06/15/42)	1,656	1,279,459

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
3.95%, 03/01/48 (Call 09/01/47)	$3,682	$2,858,447
3.99%, 03/01/49 (Call 09/01/48)	2,500	1,940,550
4.05%, 06/01/42 (Call 12/01/41)	2,355	1,892,431
4.05%, 10/01/44 (Call 04/01/44)	2,043	1,612,315
4.13%, 02/01/42 (Call 08/01/41)	1,738	1,411,708
4.13%, 06/01/48 (Call 12/01/47)	2,141	1,702,288
4.95%, 06/01/35	364	340,143
5.25%, 02/01/41 (Call 08/01/40)	1,670	1,550,678
5.63%, 04/01/34	320	320,445
5.65%, 02/01/37	2,267	2,216,083
5.69%, 03/01/40	1,328	1,296,659
5.95%, 02/01/38	1,873	1,872,944
5.96%, 04/01/39	640	640,781
Fortis Inc./Canada, 3.06%, 10/04/26 (Call 07/04/26)	5,317	4,793,967
Georgia Power Co.
3.25%, 04/01/26 (Call 01/01/26)	295	275,037
3.25%, 03/30/27 (Call 12/30/26)	1,250	1,130,288
4.30%, 03/15/42	4,538	3,664,117
4.30%, 03/15/43	1,527	1,206,406
4.70%, 05/15/32 (Call 02/15/32)	1,120	1,051,926
5.13%, 05/15/52 (Call 11/15/51)	1,595	1,429,104
Series 10-C, 4.75%, 09/01/40	2,324	1,986,323
Series A, 2.20%, 09/15/24 (Call 08/15/24)	2,392	2,254,006
Series A, 3.25%, 03/15/51 (Call 09/15/50)	500	324,120
Series B, 2.65%, 09/15/29 (Call 06/15/29)	1,577	1,309,178
Series B, 3.70%, 01/30/50 (Call 07/30/49)	1,593	1,130,393
Gulf Power Co., Series A, 3.30%, 05/30/27 (Call 02/28/27)	1,586	1,461,943
Iberdrola International BV
5.81%, 03/15/25	520	525,158
6.75%, 07/15/36	1,457	1,445,912
Idaho Power Co., Series K, 4.20%, 03/01/48 (Call 09/01/47)	386	294,429
Indiana Michigan Power Co.
3.25%, 05/01/51 (Call 11/01/50)	2,215	1,426,416
3.85%, 05/15/28 (Call 02/15/28)(b)	1,627	1,501,493
4.25%, 08/15/48 (Call 02/15/48)	1,700	1,286,611
6.05%, 03/15/37	215	212,128
Series K, 4.55%, 03/15/46 (Call 09/15/45)	1,818	1,448,982
Series L, 3.75%, 07/01/47 (Call 01/01/47)	1,713	1,198,929
Interstate Power & Light Co.
2.30%, 06/01/30 (Call 03/01/30)	722	573,297
3.10%, 11/30/51 (Call 05/30/51)	1,310	804,445
3.25%, 12/01/24 (Call 09/01/24)	3,135	3,006,496
3.50%, 09/30/49 (Call 03/30/49)	1,204	818,744
3.60%, 04/01/29 (Call 01/01/29)	642	573,909
3.70%, 09/15/46 (Call 03/15/46)	1,133	776,332
4.10%, 09/26/28 (Call 06/26/28)	2,789	2,613,767
6.25%, 07/15/39(b)	640	631,296
IPALCO Enterprises Inc.
3.70%, 09/01/24 (Call 07/01/24)	1,673	1,595,958
4.25%, 05/01/30 (Call 02/01/30)	1,910	1,647,910
ITC Holdings Corp.
3.25%, 06/30/26 (Call 03/30/26)	1,885	1,729,978
3.35%, 11/15/27 (Call 08/15/27)	1,630	1,469,543
3.65%, 06/15/24 (Call 03/15/24)	1,262	1,223,900
5.30%, 07/01/43 (Call 01/01/43)	1,271	1,074,948
John Sevier Combined Cycle Generation LLC, 4.63%, 01/15/42	166	153,245

Security	Par (000)	Value

Electric (continued)
Kentucky Utilities Co.
3.30%, 06/01/50 (Call 12/01/49)	$1,945	$1,281,463
4.38%, 10/01/45 (Call 04/01/45)	1,986	1,577,877
5.13%, 11/01/40 (Call 05/01/40)	2,579	2,298,095
Louisville Gas & Electric Co.
4.25%, 04/01/49 (Call 10/01/48)	645	496,734
Series 25, 3.30%, 10/01/25 (Call 07/01/25)	1,177	1,116,302
MidAmerican Energy Co.
2.70%, 08/01/52 (Call 02/01/52)	2,095	1,255,324
3.10%, 05/01/27 (Call 02/01/27)	2,220	2,045,641
3.15%, 04/15/50 (Call 10/15/49)	1,687	1,101,830
3.50%, 10/15/24 (Call 07/15/24)	4,418	4,288,862
3.65%, 04/15/29 (Call 01/15/29)	3,400	3,105,968
3.65%, 08/01/48 (Call 02/01/48)	2,598	1,889,162
3.95%, 08/01/47 (Call 02/01/47)	1,833	1,396,563
4.25%, 05/01/46 (Call 11/01/45)	1,600	1,276,176
4.25%, 07/15/49 (Call 01/15/49)	3,204	2,561,694
4.40%, 10/15/44 (Call 04/15/44)	1,412	1,159,026
4.80%, 09/15/43 (Call 03/15/43)	717	617,000
5.75%, 11/01/35	320	317,072
5.80%, 10/15/36	1,679	1,681,972
6.75%, 12/30/31	1,085	1,171,811
Mississippi Power Co.
3.95%, 03/30/28 (Call 12/30/27)	3,540	3,217,789
Series 12-A, 4.25%, 03/15/42	2,426	1,857,588
Series B, 3.10%, 07/30/51 (Call 01/30/51)	2,064	1,243,168
National Grid USA, 5.80%, 04/01/35	1,472	1,340,624
National Rural Utilities Cooperative Finance Corp.
0.35%, 02/08/24	309	291,134
1.00%, 06/15/26 (Call 05/15/26)	1,022	884,469
1.35%, 03/15/31 (Call 12/15/30)	1,464	1,054,753
1.65%, 06/15/31 (Call 03/15/31)	1,615	1,190,271
1.88%, 02/07/25	1,386	1,292,362
2.40%, 03/15/30 (Call 12/15/29)	2,475	2,007,893
2.75%, 04/15/32 (Call 01/15/32)	1,365	1,096,559
2.85%, 01/27/25 (Call 10/27/24)	1,817	1,729,112
2.95%, 02/07/24 (Call 12/07/23)	3,966	3,864,748
3.05%, 04/25/27 (Call 01/25/27)(b)	1,636	1,487,222
3.25%, 11/01/25 (Call 08/01/25)	2,475	2,346,349
3.40%, 11/15/23 (Call 08/15/23)	494	485,311
3.40%, 02/07/28 (Call 11/07/27)	2,380	2,174,059
3.45%, 06/15/25	1,145	1,097,391
3.70%, 03/15/29 (Call 12/15/28)	2,690	2,410,186
3.90%, 11/01/28 (Call 08/01/28)	1,270	1,169,670
4.02%, 11/01/32 (Call 05/01/32)	1,559	1,377,626
4.15%, 12/15/32 (Call 09/15/32)	1,365	1,224,064
4.30%, 03/15/49 (Call 09/15/48)	1,739	1,364,367
4.40%, 11/01/48 (Call 05/01/48)	1,150	909,420
5.25%, 04/20/46 (Call 04/20/26), (3 mo. LIBOR US + 3.630%)(a)	870	777,484
5.45%, 10/30/25	2,200	2,211,264
5.80%, 01/15/33	1,790	1,815,221
Series C, 8.00%, 03/01/32	1,188	1,373,506
Series D, 1.00%, 10/18/24	1,185	1,090,591
Nevada Power Co.
5.90%, 05/01/53	535	528,799
Series CC, 3.70%, 05/01/29 (Call 02/01/29)	2,304	2,077,056
Series DD, 2.40%, 05/01/30 (Call 02/01/30)	510	413,595
Series EE, 3.13%, 08/01/50 (Call 02/01/50)	1,275	794,312
Series N, 6.65%, 04/01/36	910	948,802

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series R, 6.75%, 07/01/37	$1,470	$1,535,959
NextEra Energy Capital Holdings Inc.
1.88%, 01/15/27 (Call 12/15/26)	5,065	4,383,099
1.90%, 06/15/28 (Call 04/15/28)	3,195	2,641,275
2.25%, 06/01/30 (Call 03/01/30)	3,017	2,395,438
2.44%, 01/15/32 (Call 10/15/31)	3,203	2,480,435
2.75%, 11/01/29 (Call 08/01/29)	3,575	2,994,813
2.94%, 03/21/24 (Call 12/01/22)	40	38,755
3.00%, 01/15/52 (Call 07/15/51)	2,030	1,246,055
3.50%, 04/01/29 (Call 01/01/29)	4,249	3,760,577
3.55%, 05/01/27 (Call 02/01/27)	5,572	5,140,950
3.80%, 03/15/82 (Call 03/15/27)(a)	195	149,072
4.20%, 06/20/24	3,100	3,050,059
4.26%, 09/01/24	2,000	1,959,820
4.45%, 06/20/25	3,020	2,959,872
4.63%, 07/15/27 (Call 06/15/27)	5,575	5,364,711
4.80%, 12/01/77 (Call 12/01/27), (3 mo. LIBOR US + 2.409%)(a)	2,913	2,291,045
5.00%, 07/15/32 (Call 04/15/32)	4,812	4,576,212
5.65%, 05/01/79 (Call 05/01/29), (3 mo. LIBOR US + 3.156%)(a)	231	196,278
Northern States Power Co./MN
2.25%, 04/01/31 (Call 10/01/30)	1,215	979,132
2.60%, 06/01/51 (Call 12/01/50)	1,880	1,118,694
2.90%, 03/01/50 (Call 09/01/49)	2,459	1,566,604
3.20%, 04/01/52 (Call 10/01/51)	1,485	988,579
3.40%, 08/15/42 (Call 02/15/42)	1,078	790,950
3.60%, 05/15/46 (Call 11/15/45)	1,091	801,481
3.60%, 09/15/47 (Call 03/15/47)	2,113	1,516,923
4.00%, 08/15/45 (Call 02/15/45)	1,497	1,150,055
4.13%, 05/15/44 (Call 11/15/43)	1,485	1,193,257
4.50%, 06/01/52 (Call 12/01/51)	1,060	893,167
5.35%, 11/01/39	965	929,913
6.20%, 07/01/37	988	1,026,087
6.25%, 06/01/36	1,110	1,156,087
NorthWestern Corp., 4.18%, 11/15/44 (Call 05/15/44)	405	305,654
NSTAR Electric Co.
1.95%, 08/15/31 (Call 05/15/31)	876	673,407
3.10%, 06/01/51 (Call 12/01/50)	335	214,420
3.20%, 05/15/27 (Call 02/15/27)(b)	2,336	2,148,793
3.25%, 05/15/29 (Call 02/15/29)	1,957	1,740,438
3.95%, 04/01/30 (Call 01/01/30)	1,936	1,777,829
4.40%, 03/01/44 (Call 09/01/43)	1,535	1,260,849
4.55%, 06/01/52 (Call 12/01/51)	1,990	1,670,486
5.50%, 03/15/40	210	199,693
Oglethorpe Power Corp.
3.75%, 08/01/50 (Call 02/01/50)	1,560	1,048,351
4.50%, 04/01/47 (Call 10/01/46)(f)	1,435	1,074,614
5.05%, 10/01/48 (Call 04/01/48)	1,745	1,399,769
5.25%, 09/01/50	917	739,716
5.38%, 11/01/40	1,530	1,303,392
5.95%, 11/01/39	1,601	1,487,249
Ohio Edison Co., 6.88%, 07/15/36	1,100	1,138,599
Ohio Power Co.
4.00%, 06/01/49 (Call 12/01/48)	2,017	1,475,718
4.15%, 04/01/48 (Call 10/01/47)	1,677	1,247,353
Series P, 2.60%, 04/01/30 (Call 01/01/30)	2,348	1,920,899
Series Q, 1.63%, 01/15/31 (Call 10/15/30)	2,571	1,910,767
Series R, 2.90%, 10/01/51 (Call 04/01/51)	1,240	742,115

Security	Par (000)	Value

Electric (continued)
Oklahoma Gas & Electric Co.
3.25%, 04/01/30 (Call 10/01/29)	$1,731	$1,480,767
3.30%, 03/15/30 (Call 09/15/29)	1,371	1,177,031
3.80%, 08/15/28 (Call 02/15/28)(b)	1,187	1,088,016
3.85%, 08/15/47 (Call 02/15/47)	1,219	881,520
4.15%, 04/01/47 (Call 10/01/46)	1,105	840,551
Oncor Electric Delivery Co. LLC
0.55%, 10/01/25 (Call 09/01/25)	3,915	3,431,184
2.70%, 11/15/51 (Call 05/15/51)	1,835	1,101,624
2.75%, 06/01/24 (Call 05/01/24)	4,255	4,101,650
2.75%, 05/15/30 (Call 02/15/30)	1,917	1,615,705
2.95%, 04/01/25 (Call 01/01/25)	1,011	963,716
3.10%, 09/15/49 (Call 03/15/49)	1,595	1,048,553
3.70%, 11/15/28 (Call 08/15/28)	3,313	3,048,391
3.70%, 05/15/50 (Call 11/15/49)	1,796	1,316,701
3.75%, 04/01/45 (Call 10/01/44)	2,401	1,791,218
3.80%, 09/30/47 (Call 03/30/47)	1,582	1,201,766
3.80%, 06/01/49 (Call 12/01/48)	1,643	1,217,036
4.10%, 11/15/48 (Call 05/15/48)	1,420	1,112,144
4.15%, 06/01/32 (Call 03/01/32)(f)	1,195	1,098,217
4.55%, 09/15/32 (Call 06/15/32)(f)	2,475	2,337,019
4.55%, 12/01/41 (Call 06/01/41)	1,066	910,599
4.95%, 09/15/52 (Call 03/15/52)(f)	5,175	4,651,652
5.25%, 09/30/40	992	925,814
5.30%, 06/01/42 (Call 12/01/41)	1,533	1,434,351
5.35%, 10/01/52 (Call 04/01/52)	70	64,855
5.75%, 03/15/29 (Call 12/15/28)	729	740,788
7.00%, 05/01/32	682	747,206
7.25%, 01/15/33	857	958,006
7.50%, 09/01/38	1,349	1,559,201
Pacific Gas and Electric Co.
1.70%, 11/15/23 (Call 12/01/22)	130	124,227
2.10%, 08/01/27 (Call 06/01/27)	4,400	3,614,996
2.50%, 02/01/31 (Call 11/01/30)	7,148	5,336,339
2.95%, 03/01/26 (Call 12/01/25)	2,778	2,467,364
3.00%, 06/15/28 (Call 04/15/28)(b)	3,410	2,815,671
3.15%, 01/01/26	3,313	2,985,241
3.25%, 02/16/24 (Call 02/16/23)	265	256,080
3.25%, 06/01/31 (Call 03/01/31)	2,465	1,918,633
3.30%, 03/15/27 (Call 12/15/26)	1,574	1,362,077
3.30%, 12/01/27 (Call 09/01/27)	2,442	2,073,478
3.30%, 08/01/40 (Call 02/01/40)	4,197	2,731,827
3.40%, 08/15/24 (Call 05/15/24)(b)	100	94,676
3.45%, 07/01/25	1,747	1,623,959
3.50%, 06/15/25 (Call 03/15/25)	1,070	994,458
3.50%, 08/01/50 (Call 02/01/50)	6,720	4,111,766
3.75%, 02/15/24 (Call 11/15/23)	110	106,701
3.75%, 07/01/28	3,679	3,141,204
3.75%, 08/15/42 (Call 02/15/42)	488	303,985
3.85%, 11/15/23 (Call 08/15/23)	2,155	2,104,961
3.95%, 12/01/47 (Call 06/01/47)(b)	3,008	1,954,508
4.00%, 12/01/46 (Call 06/01/46)	2,504	1,592,995
4.20%, 03/01/29 (Call 01/01/29)	1,605	1,395,226
4.20%, 06/01/41 (Call 12/01/40)	2,217	1,564,914
4.25%, 03/15/46 (Call 09/15/45)	2,042	1,351,743
4.30%, 03/15/45 (Call 09/15/44)	2,144	1,444,048
4.40%, 03/01/32 (Call 12/01/31)	1,705	1,426,045
4.45%, 04/15/42 (Call 10/15/41)	1,591	1,121,894
4.50%, 07/01/40 (Call 01/01/40)	7,198	5,361,718
4.55%, 07/01/30 (Call 01/01/30)	10,794	9,466,014

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.60%, 06/15/43 (Call 12/15/42)	$1,361	$973,673
4.65%, 08/01/28 (Call 05/01/28)	1,150	1,000,742
4.75%, 02/15/44 (Call 08/15/43)	1,520	1,099,963
4.95%, 06/08/25	2,495	2,418,354
4.95%, 07/01/50 (Call 01/01/50)	10,457	7,802,909
5.25%, 03/01/52 (Call 09/01/51)	1,915	1,488,549
5.45%, 06/15/27 (Call 05/15/27)	2,389	2,256,148
5.90%, 06/15/32 (Call 03/15/32)	2,405	2,240,859
PacifiCorp
2.70%, 09/15/30 (Call 06/15/30)	1,470	1,209,884
2.90%, 06/15/52 (Call 12/15/51)	715	436,193
3.30%, 03/15/51 (Call 09/15/50)	2,349	1,554,263
3.50%, 06/15/29 (Call 03/15/29)(b)	1,825	1,621,877
3.60%, 04/01/24 (Call 01/01/24)	2,325	2,280,616
4.10%, 02/01/42 (Call 08/01/41)	1,386	1,071,641
4.13%, 01/15/49 (Call 07/15/48)	1,785	1,362,330
4.15%, 02/15/50 (Call 08/15/49)	2,297	1,758,652
5.25%, 06/15/35	879	825,152
5.75%, 04/01/37	622	593,873
6.00%, 01/15/39	2,368	2,320,001
6.10%, 08/01/36	1,980	1,949,231
6.25%, 10/15/37	2,202	2,207,153
6.35%, 07/15/38	680	690,186
7.70%, 11/15/31(b)	50	56,871
PECO Energy Co.
2.80%, 06/15/50 (Call 12/15/49)	355	216,057
2.85%, 09/15/51 (Call 03/15/51)	720	442,649
3.00%, 09/15/49 (Call 03/15/49)	1,500	957,660
3.05%, 03/15/51 (Call 09/15/50)	925	593,286
3.15%, 10/15/25 (Call 07/15/25)	835	791,279
3.70%, 09/15/47 (Call 03/15/47)	1,696	1,249,664
3.90%, 03/01/48 (Call 09/01/47)	2,572	1,948,290
4.15%, 10/01/44 (Call 04/01/44)	855	680,212
4.38%, 08/15/52 (Call 02/15/52)	1,225	1,001,879
4.60%, 05/15/52 (Call 11/15/51)	1,435	1,214,154
5.95%, 10/01/36	650	652,386
Pinnacle West Capital Corp., 1.30%, 06/15/25 (Call 05/15/25)	2,128	1,897,006
Potomac Electric Power Co.
3.60%, 03/15/24 (Call 12/15/23)	2,347	2,300,506
4.15%, 03/15/43 (Call 09/15/42)	2,239	1,764,601
6.50%, 11/15/37	210	219,068
PPL Capital Funding Inc.
3.10%, 05/15/26 (Call 02/15/26)	3,881	3,548,127
4.13%, 04/15/30 (Call 01/15/30)	465	413,836
PPL Electric Utilities Corp.
3.00%, 10/01/49 (Call 04/01/49)	1,602	1,015,668
3.95%, 06/01/47 (Call 12/01/46)	683	519,715
4.13%, 06/15/44 (Call 12/15/43)	876	680,906
4.15%, 10/01/45 (Call 04/01/45)	1,435	1,104,821
4.15%, 06/15/48 (Call 12/15/47)	1,570	1,227,049
4.75%, 07/15/43 (Call 01/15/43)	1,055	904,673
6.25%, 05/15/39	1,275	1,294,992
Progress Energy Inc.
6.00%, 12/01/39	2,547	2,404,979
7.00%, 10/30/31	1,215	1,278,241
7.75%, 03/01/31	1,899	2,089,014
Public Service Co. of Colorado
1.88%, 06/15/31 (Call 12/15/30)	360	277,481
3.60%, 09/15/42 (Call 03/15/42)	778	574,374

Security	Par (000)	Value

Electric (continued)
3.70%, 06/15/28 (Call 12/15/27)	$1,760	$1,629,672
3.80%, 06/15/47 (Call 12/15/46)	1,599	1,186,602
4.05%, 09/15/49 (Call 03/15/49)	1,771	1,361,244
4.10%, 06/01/32 (Call 03/01/32)(b)	1,080	985,781
4.10%, 06/15/48 (Call 12/15/47)	1,535	1,195,366
4.30%, 03/15/44 (Call 09/15/43)	1,416	1,130,280
4.50%, 06/01/52 (Call 12/01/51)	1,080	897,869
6.50%, 08/01/38	60	62,868
Series 17, 6.25%, 09/01/37	789	826,833
Series 34, 3.20%, 03/01/50 (Call 09/01/49)	1,374	917,008
Series 35, 1.90%, 01/15/31 (Call 07/15/30)	2,224	1,738,434
Series 36, 2.70%, 01/15/51	1,480	888,533
Public Service Co. of New Hampshire
3.50%, 11/01/23 (Call 08/01/23)	187	184,593
3.60%, 07/01/49 (Call 01/01/49)	1,550	1,109,180
Series V, 2.20%, 06/15/31 (Call 03/15/31)	145	114,747
Public Service Co. of Oklahoma
Series J, 2.20%, 08/15/31 (Call 05/15/31)	1,060	820,005
Series K, 3.15%, 08/15/51 (Call 02/15/51)	500	307,220
Public Service Electric & Gas Co.
0.95%, 03/15/26 (Call 02/15/26)	1,525	1,331,112
1.90%, 08/15/31 (Call 05/15/31)	1,740	1,338,234
2.05%, 08/01/50 (Call 02/01/50)	1,515	776,119
2.25%, 09/15/26 (Call 06/15/26)	1,234	1,106,614
2.45%, 01/15/30 (Call 10/15/29)	3,582	2,984,845
2.70%, 05/01/50 (Call 11/01/49)	605	361,784
3.00%, 05/15/25 (Call 02/15/25)	513	487,232
3.00%, 05/15/27 (Call 02/15/27)	1,884	1,722,428
3.00%, 03/01/51 (Call 09/01/50)	85	53,853
3.10%, 03/15/32 (Call 12/15/31)(b)	196	164,816
3.15%, 01/01/50 (Call 07/01/49)	1,850	1,211,565
3.20%, 05/15/29 (Call 02/15/29)	1,424	1,263,416
3.20%, 08/01/49 (Call 02/01/49)	1,685	1,118,031
3.60%, 12/01/47 (Call 06/01/47)	1,639	1,168,066
3.65%, 09/01/28 (Call 06/01/28)	2,023	1,853,311
3.65%, 09/01/42 (Call 03/01/42)	1,920	1,442,957
3.70%, 05/01/28 (Call 02/01/28)	1,564	1,450,735
3.80%, 01/01/43 (Call 07/01/42)	494	379,392
3.80%, 03/01/46 (Call 09/01/45)	2,478	1,848,638
3.85%, 05/01/49 (Call 11/01/48)	2,302	1,712,343
3.95%, 05/01/42 (Call 11/01/41)	200	156,774
4.05%, 05/01/48 (Call 11/01/47)	1,801	1,393,019
5.50%, 03/01/40(b)	247	235,806
5.80%, 05/01/37	193	193,251
Public Service Enterprise Group Inc.
0.80%, 08/15/25 (Call 07/15/25)	1,672	1,467,381
0.84%, 11/08/23 (Call 12/01/22)	6,985	6,656,565
1.60%, 08/15/30 (Call 05/15/30)(b)	1,573	1,169,809
2.45%, 11/15/31 (Call 08/15/31)	280	214,726
2.88%, 06/15/24 (Call 05/15/24)	4,227	4,061,978
Puget Energy Inc.
2.38%, 06/15/28 (Call 04/15/28)	3,595	2,967,241
3.65%, 05/15/25 (Call 02/15/25)	2,103	1,981,447
4.10%, 06/15/30 (Call 03/15/30)	1,264	1,103,876
4.22%, 03/15/32 (Call 12/15/31)(b)	2,534	2,172,246
Puget Sound Energy Inc.
2.89%, 09/15/51 (Call 03/15/51)	445	265,901
3.25%, 09/15/49 (Call 03/15/49)	2,773	1,794,519
4.22%, 06/15/48 (Call 12/15/47)	3,095	2,408,746
4.30%, 05/20/45 (Call 11/20/44)	1,162	901,805

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
5.64%, 04/15/41 (Call 10/15/40)	$25	$23,472
5.76%, 10/01/39	1,320	1,252,627
5.80%, 03/15/40	960	913,238
6.27%, 03/15/37(b)	800	803,216
San Diego Gas & Electric Co.
2.50%, 05/15/26 (Call 02/15/26)	2,800	2,554,328
3.70%, 03/15/52 (Call 09/15/51)	45	32,451
4.15%, 05/15/48 (Call 11/15/47)	1,655	1,282,277
4.50%, 08/15/40	483	403,807
6.00%, 06/01/39(b)	940	926,229
Series RRR, 3.75%, 06/01/47 (Call 12/01/46)	2,460	1,753,463
Series TTT, 4.10%, 06/15/49 (Call 12/15/48)	2,359	1,788,122
Series UUU, 3.32%, 04/15/50 (Call 10/15/49)	1,936	1,291,583
Series VVV, 1.70%, 10/01/30 (Call 07/01/30)	3,150	2,409,309
Series WWW, 2.95%, 08/15/51 (Call 02/15/51)	1,520	957,068
Series XXX, 3.00%, 03/15/32 (Call 12/15/31)	850	698,318
Sempra Energy
3.25%, 06/15/27 (Call 03/15/27)	3,145	2,844,904
3.30%, 04/01/25 (Call 03/01/25)	2,315	2,195,847
3.40%, 02/01/28 (Call 11/01/27)	3,517	3,142,299
3.70%, 04/01/29 (Call 02/01/29)	1,560	1,376,294
3.80%, 02/01/38 (Call 08/01/37)	3,597	2,734,296
4.00%, 02/01/48 (Call 08/01/47)	1,207	857,441
4.13%, 04/01/52 (Call 01/01/27)(a)	3,280	2,501,787
6.00%, 10/15/39	2,956	2,817,984
Sierra Pacific Power Co., 2.60%, 05/01/26 (Call 02/01/26)	3,009	2,762,232
Southern California Edison Co.
1.10%, 04/01/24 (Call 04/01/23)	1,710	1,609,469
2.25%, 06/01/30 (Call 03/01/30)	1,572	1,238,783
2.75%, 02/01/32 (Call 11/01/31)	2,320	1,828,485
2.85%, 08/01/29 (Call 05/01/29)(b)	2,148	1,798,263
3.45%, 02/01/52 (Call 08/01/51)	1,280	837,146
3.65%, 02/01/50 (Call 08/01/49)	4,519	3,034,734
4.00%, 04/01/47 (Call 10/01/46)	6,609	4,734,820
4.05%, 03/15/42 (Call 09/15/41)	1,802	1,335,516
4.50%, 09/01/40 (Call 03/01/40)	1,500	1,193,400
4.65%, 10/01/43 (Call 04/01/43)(b)	1,738	1,391,460
5.50%, 03/15/40	2,233	1,996,146
5.63%, 02/01/36	1,284	1,186,750
6.00%, 01/15/34	1,364	1,334,292
6.05%, 03/15/39	2,170	2,088,473
6.65%, 04/01/29	1,230	1,233,050
Series 04-G, 5.75%, 04/01/35	679	636,400
Series 05-E, 5.35%, 07/15/35	1,296	1,183,222
Series 06-E, 5.55%, 01/15/37	1,510	1,362,443
Series 08-A, 5.95%, 02/01/38	1,887	1,792,254
Series 13-A, 3.90%, 03/15/43 (Call 09/15/42)	1,744	1,240,908
Series 2020-C, 1.20%, 02/01/26 (Call 01/01/26)	1,285	1,123,411
Series 20A, 2.95%, 02/01/51 (Call 08/01/50)	395	232,422
Series A, 4.20%, 03/01/29 (Call 12/01/28)	1,403	1,291,658
Series B, 3.65%, 03/01/28 (Call 12/01/27)	2,072	1,889,913
Series B, 4.88%, 03/01/49 (Call 09/01/48)	2,581	2,077,111
Series C, 3.60%, 02/01/45 (Call 08/01/44)	1,120	744,419
Series C, 4.13%, 03/01/48 (Call 09/01/47)	3,122	2,277,655
Series C, 4.20%, 06/01/25	1,335	1,302,706
Series D, 4.70%, 06/01/27 (Call 05/01/27)	1,490	1,444,585
Series E, 3.70%, 08/01/25 (Call 06/01/25)	4,046	3,884,443
Series E, 5.45%, 06/01/52 (Call 12/01/51)	1,695	1,489,939
Series G, 2.50%, 06/01/31 (Call 03/01/31)	2,182	1,714,266

Security	Par (000)	Value

Electric (continued)
Series H, 3.65%, 06/01/51 (Call 12/01/50)	$1,170	$793,377
Series K, 0.98%, 08/01/24	755	700,134
Southern Co. (The)
3.25%, 07/01/26 (Call 04/01/26)	8,643	7,996,071
4.25%, 07/01/36 (Call 01/01/36)	805	672,417
4.40%, 07/01/46 (Call 01/01/46)	5,806	4,504,992
4.48%, 08/01/24(e)	15	14,721
5.11%, 08/01/27	2,150	2,090,724
5.15%, 10/06/25	2,010	2,001,859
5.70%, 10/15/32	465	460,052
Series 21-A, 0.60%, 02/26/24 (Call 01/26/24)	1,000	941,920
Series 21-A, 3.75%, 09/15/51 (Call 06/15/26)(a)	1,470	1,160,124
Series 21-B, 1.75%, 03/15/28 (Call 01/15/28)	1,105	904,542
Series A, 3.70%, 04/30/30 (Call 01/30/30)	3,935	3,439,465
Series B, 4.00%, 01/15/51(a)	1,125	979,279
Southern Power Co.
0.90%, 01/15/26 (Call 12/15/25)	1,433	1,241,236
4.15%, 12/01/25 (Call 09/01/25)	3,411	3,312,320
5.15%, 09/15/41	2,468	2,090,273
5.25%, 07/15/43	1,060	890,061
Series F, 4.95%, 12/15/46 (Call 06/15/46)	1,485	1,195,173
Southwestern Electric Power Co.
3.25%, 11/01/51 (Call 05/01/51)	675	420,660
6.20%, 03/15/40	1,594	1,521,696
Series J, 3.90%, 04/01/45 (Call 10/01/44)	505	354,076
Series K, 2.75%, 10/01/26 (Call 07/01/26)	1,690	1,516,775
Series L, 3.85%, 02/01/48 (Call 08/01/47)	1,763	1,205,522
Series M, 4.10%, 09/15/28 (Call 06/15/28)	1,595	1,461,419
Series N, 1.65%, 03/15/26 (Call 02/15/26)	2,225	1,956,954
Southwestern Public Service Co.
3.30%, 06/15/24 (Call 12/15/23)(b)	810	787,433
3.40%, 08/15/46 (Call 02/15/46)	1,098	747,288
3.70%, 08/15/47 (Call 02/15/47)	1,885	1,335,768
3.75%, 06/15/49 (Call 12/15/48)	1,273	905,816
4.50%, 08/15/41 (Call 02/15/41)	1,616	1,329,289
Series 6, 4.40%, 11/15/48 (Call 05/15/48)	1,228	968,487
Series 8, 3.15%, 05/01/50 (Call 11/01/49)	838	543,158
Tampa Electric Co.
2.40%, 03/15/31 (Call 12/15/30)	2,034	1,617,274
3.45%, 03/15/51 (Call 09/15/50)	160	108,858
3.63%, 06/15/50 (Call 12/15/49)	1,016	699,841
4.10%, 06/15/42 (Call 12/15/41)	1,036	794,975
4.30%, 06/15/48 (Call 12/15/47)	1,298	1,013,712
4.35%, 05/15/44 (Call 11/15/43)	1,260	988,621
4.45%, 06/15/49 (Call 12/15/48)	1,724	1,378,321
5.00%, 07/15/52 (Call 01/15/52)	1,040	912,142
Toledo Edison Co. (The), 6.15%, 05/15/37	809	809,372
Tucson Electric Power Co.
1.50%, 08/01/30 (Call 05/01/30)	2,900	2,158,412
3.05%, 03/15/25 (Call 12/15/24)(b)	260	247,871
3.25%, 05/15/32 (Call 02/15/32)	963	792,645
3.25%, 05/01/51 (Call 11/01/50)	1,150	720,326
4.00%, 06/15/50 (Call 12/15/49)	1,252	909,878
4.85%, 12/01/48 (Call 06/01/48)	1,057	881,073
Union Electric Co.
2.15%, 03/15/32 (Call 12/15/31)	1,955	1,495,086
2.63%, 03/15/51 (Call 09/15/50)	896	520,925
2.95%, 06/15/27 (Call 03/15/27)	2,368	2,147,066
2.95%, 03/15/30 (Call 12/15/29)	2,134	1,828,240
3.25%, 10/01/49 (Call 04/01/49)	2,896	1,889,408

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
3.50%, 04/15/24 (Call 01/15/24)	$1,930	$1,880,457
3.50%, 03/15/29 (Call 12/15/28)	2,239	2,014,115
3.65%, 04/15/45 (Call 10/15/44)	1,470	1,051,329
3.90%, 09/15/42 (Call 03/15/42)	750	569,423
3.90%, 04/01/52 (Call 10/01/51)	525	395,740
4.00%, 04/01/48 (Call 10/01/47)	2,440	1,818,971
5.30%, 08/01/37(b)	115	106,257
8.45%, 03/15/39	193	230,033
Virginia Electric & Power Co.
2.30%, 11/15/31 (Call 08/15/31)	2,105	1,652,783
2.40%, 03/30/32 (Call 12/30/31)	1,085	853,353
2.45%, 12/15/50 (Call 06/15/50)	3,067	1,727,917
2.95%, 11/15/51 (Call 05/15/51)	2,365	1,465,685
3.30%, 12/01/49 (Call 06/01/49)	1,635	1,095,597
3.45%, 02/15/24 (Call 11/15/23)	1,114	1,089,291
4.00%, 01/15/43 (Call 07/15/42)	1,415	1,076,405
4.45%, 02/15/44 (Call 08/15/43)	1,750	1,409,117
4.60%, 12/01/48 (Call 06/01/48)	2,100	1,727,103
6.35%, 11/30/37	1,502	1,513,130
8.88%, 11/15/38	1,833	2,288,061
Series A, 2.88%, 07/15/29 (Call 04/15/29)	1,426	1,224,791
Series A, 3.10%, 05/15/25 (Call 02/15/25)	2,267	2,156,665
Series A, 3.15%, 01/15/26 (Call 10/15/25)	3,937	3,681,292
Series A, 3.50%, 03/15/27 (Call 12/15/26)	2,232	2,080,626
Series A, 3.80%, 04/01/28 (Call 01/01/28)	3,420	3,184,430
Series A, 6.00%, 05/15/37	1,952	1,926,156
Series B, 2.95%, 11/15/26 (Call 08/15/26)	2,315	2,104,960
Series B, 3.75%, 05/15/27 (Call 04/15/27)(b)	820	769,586
Series B, 3.80%, 09/15/47 (Call 03/15/47)	1,967	1,432,704
Series B, 4.20%, 05/15/45 (Call 11/15/44)	1,407	1,086,218
Series B, 6.00%, 01/15/36	1,319	1,312,682
Series C, 4.00%, 11/15/46 (Call 05/15/46)	1,900	1,428,990
Series C, 4.63%, 05/15/52 (Call 11/15/51)	2,170	1,803,031
Series D, 4.65%, 08/15/43 (Call 02/15/43)	2,115	1,756,656
WEC Energy Group Inc.
0.80%, 03/15/24 (Call 02/15/24)	934	878,109
1.38%, 10/15/27 (Call 08/15/27)	1,562	1,282,168
1.80%, 10/15/30 (Call 07/15/30)	573	433,560
2.20%, 12/15/28 (Call 10/15/28)	592	485,772
5.00%, 09/27/25 (Call 08/27/25)	1,435	1,426,634
5.15%, 10/01/27 (Call 09/01/27)	3,670	3,610,473
Wisconsin Electric Power Co.
1.70%, 06/15/28 (Call 04/15/28)(b)	1,995	1,662,912
2.05%, 12/15/24 (Call 11/15/24)	1,660	1,562,558
4.30%, 10/15/48 (Call 04/15/48)	745	579,625
4.75%, 09/30/32 (Call 06/30/32)	1,380	1,314,698
5.63%, 05/15/33	110	110,476
5.70%, 12/01/36	475	458,717
Wisconsin Power and Light Co.
1.95%, 09/16/31 (Call 06/16/31)	1,850	1,414,047
3.00%, 07/01/29 (Call 04/01/29)	1,943	1,673,992
3.05%, 10/15/27 (Call 07/15/27)	1,205	1,092,911
3.65%, 04/01/50 (Call 10/01/49)	1,305	907,288
3.95%, 09/01/32 (Call 06/01/32)	4,360	3,865,620
6.38%, 08/15/37	245	252,828
Wisconsin Public Service Corp.
2.85%, 12/01/51 (Call 06/01/51)	1,255	762,061
3.30%, 09/01/49 (Call 03/01/49)	1,310	867,102
3.67%, 12/01/42	1,180	855,948
4.75%, 11/01/44 (Call 05/01/44)(b)	1,568	1,315,897

Security	Par (000)	Value

Electric (continued)
Xcel Energy Inc.
1.75%, 03/15/27 (Call 02/15/27)	$2,485	$2,132,155
2.35%, 11/15/31 (Call 05/15/31)	1,585	1,218,516
2.60%, 12/01/29 (Call 06/01/29)	2,321	1,911,552
3.30%, 06/01/25 (Call 12/01/24)	2,549	2,418,797
3.35%, 12/01/26 (Call 06/01/26)	2,682	2,473,045
3.40%, 06/01/30 (Call 12/01/29)	2,365	2,038,015
3.50%, 12/01/49 (Call 06/01/49)(b)	1,665	1,123,842
4.00%, 06/15/28 (Call 12/15/27)	3,541	3,300,141
4.60%, 06/01/32 (Call 12/01/31)	2,670	2,462,247
6.50%, 07/01/36	904	931,943

		1,429,073,813

Electrical Components & Equipment — 0.0%
Acuity Brands Lighting Inc., 2.15%, 12/15/30 (Call 09/15/30)	1,296	954,660
Emerson Electric Co.
0.88%, 10/15/26 (Call 09/15/26)	604	514,904
1.80%, 10/15/27 (Call 08/15/27)	2,856	2,450,362
1.95%, 10/15/30 (Call 07/15/30)	1,061	834,179
2.00%, 12/21/28 (Call 10/21/28)	2,200	1,833,920
2.20%, 12/21/31 (Call 09/21/31)	2,281	1,793,299
2.75%, 10/15/50 (Call 04/15/50)	2,545	1,562,630
2.80%, 12/21/51 (Call 06/21/51)	1,985	1,221,490
3.15%, 06/01/25 (Call 03/01/25)	3,175	3,034,570
5.25%, 11/15/39	1,440	1,353,931

		15,553,945

Electronics — 0.2%
Agilent Technologies Inc.
2.10%, 06/04/30 (Call 03/04/30)	689	539,459
2.30%, 03/12/31 (Call 12/12/30)	3,584	2,798,781
2.75%, 09/15/29 (Call 06/15/29)	2,179	1,830,186
3.05%, 09/22/26 (Call 06/22/26)	2,681	2,463,785
Allegion PLC, 3.50%, 10/01/29 (Call 07/01/29)	2,001	1,668,574
Allegion U.S. Holding Co. Inc.
3.20%, 10/01/24 (Call 08/01/24)	1,956	1,866,063
3.55%, 10/01/27 (Call 07/01/27)	1,627	1,440,790
5.41%, 07/01/32 (Call 04/01/32)	1,270	1,163,765
Amphenol Corp.
2.05%, 03/01/25 (Call 02/01/25)	966	900,186
2.20%, 09/15/31 (Call 06/15/31)	2,095	1,601,837
2.80%, 02/15/30 (Call 11/15/29)	4,307	3,584,199
3.20%, 04/01/24 (Call 02/01/24)	1,984	1,928,904
4.35%, 06/01/29 (Call 03/01/29)	1,506	1,409,917
Arrow Electronics Inc.
2.95%, 02/15/32 (Call 11/15/31)	2,880	2,191,709
3.25%, 09/08/24 (Call 07/08/24)	1,943	1,855,099
3.88%, 01/12/28 (Call 10/12/27)	1,395	1,244,480
4.00%, 04/01/25 (Call 01/01/25)	1,581	1,516,416
Avnet Inc.
3.00%, 05/15/31 (Call 02/15/31)	1,766	1,317,206
4.63%, 04/15/26 (Call 01/15/26)	3,006	2,841,872
5.50%, 06/01/32 (Call 03/01/32)	1,275	1,140,335
Flex Ltd.
3.75%, 02/01/26 (Call 01/01/26)	2,360	2,186,162
4.75%, 06/15/25 (Call 03/15/25)	3,042	2,948,428
4.88%, 06/15/29 (Call 03/15/29)	3,091	2,767,929
4.88%, 05/12/30 (Call 02/12/30)(b)	2,109	1,864,693

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics (continued)
Fortive Corp.
3.15%, 06/15/26 (Call 03/15/26)	$4,256	$3,912,243
4.30%, 06/15/46 (Call 12/15/45)	1,315	972,087
Honeywell International Inc.
1.10%, 03/01/27 (Call 02/01/27)	2,419	2,077,873
1.35%, 06/01/25 (Call 05/01/25)	3,604	3,307,859
1.75%, 09/01/31 (Call 06/01/31)	3,055	2,365,578
1.95%, 06/01/30 (Call 03/01/30)	2,191	1,777,339
2.30%, 08/15/24 (Call 07/15/24)	4,720	4,520,202
2.50%, 11/01/26 (Call 08/01/26)	7,274	6,655,201
2.70%, 08/15/29 (Call 05/15/29)	3,960	3,451,457
2.80%, 06/01/50 (Call 12/01/49)(b)	3,180	2,141,857
3.35%, 12/01/23(b)	75	73,934
3.81%, 11/21/47 (Call 05/21/47)	2,205	1,740,649
4.85%, 11/01/24	1,000	999,830
4.95%, 02/15/28	2,720	2,719,701
5.00%, 02/15/33	2,720	2,693,290
5.38%, 03/01/41	790	780,560
5.70%, 03/15/36	345	354,094
5.70%, 03/15/37	1,273	1,306,442
Hubbell Inc.
2.30%, 03/15/31 (Call 12/15/30)	525	411,248
3.15%, 08/15/27 (Call 05/15/27)	662	595,244
3.35%, 03/01/26 (Call 12/01/25)(b)	1,755	1,655,176
3.50%, 02/15/28 (Call 11/15/27)	2,384	2,167,199
Jabil Inc.
1.70%, 04/15/26 (Call 03/15/26)	3,335	2,891,245
3.00%, 01/15/31 (Call 10/15/30)	3,911	3,037,674
3.60%, 01/15/30 (Call 10/15/29)	891	745,972
3.95%, 01/12/28 (Call 10/12/27)	2,740	2,474,631
4.25%, 05/15/27 (Call 04/15/27)	910	843,261
Keysight Technologies Inc.
3.00%, 10/30/29 (Call 07/30/29)	2,819	2,360,800
4.55%, 10/30/24 (Call 07/30/24)	3,538	3,464,657
4.60%, 04/06/27 (Call 01/06/27)	3,698	3,540,317
Legrand France SA, 8.50%, 02/15/25	2,802	3,005,958
TD SYNNEX Corp.
1.25%, 08/09/24 (Call 11/14/22)	330	303,438
1.75%, 08/09/26 (Call 07/09/26)	3,411	2,880,896
2.38%, 08/09/28 (Call 06/09/28)	3,050	2,425,452
2.65%, 08/09/31 (Call 05/09/31)	2,310	1,707,113
Trimble Inc.
4.75%, 12/01/24 (Call 09/01/24)	2,610	2,564,925
4.90%, 06/15/28 (Call 03/15/28)	2,379	2,237,545
Tyco Electronics Group SA
2.50%, 02/04/32 (Call 12/04/31)(b)	150	119,612
3.13%, 08/15/27 (Call 05/15/27)	3,060	2,787,048
3.45%, 08/01/24 (Call 05/01/24)	739	717,687
3.70%, 02/15/26 (Call 11/15/25)	1,579	1,507,692
7.13%, 10/01/37	566	625,736
Vontier Corp.
1.80%, 04/01/26 (Call 03/01/26)	2,560	2,119,603
2.40%, 04/01/28 (Call 02/01/28)	2,161	1,676,223
2.95%, 04/01/31 (Call 01/01/31)	2,545	1,786,997

		137,574,320

Entertainment — 0.1%
Magallanes Inc.
3.43%, 03/15/24(f)	7,040	6,793,318
3.53%, 03/15/24 (Call 03/15/23)(f)	528	509,436
3.64%, 03/15/25(f)	8,755	8,257,016

Security	Par (000)	Value

Entertainment (continued)
3.76%, 03/15/27 (Call 02/15/27)(f)	$14,475	$12,882,460
3.79%, 03/15/25 (Call 03/15/23)(f)	285	268,564
4.05%, 03/15/29 (Call 01/15/29)(f)	5,165	4,392,368
4.28%, 03/15/32 (Call 12/15/31)(f)	16,245	13,128,722
5.05%, 03/15/42 (Call 09/15/41)(f)	6,070	4,438,080
5.14%, 03/15/52 (Call 09/15/51)(f)	20,845	14,593,168
5.39%, 03/15/62 (Call 09/15/61)(f)	6,950	4,846,235

		70,109,367

Environmental Control — 0.1%
Nature Conservancy (The), Series A, 3.96%, 03/01/52 (Call 09/01/51)	1,203	921,077
Republic Services Inc.
0.88%, 11/15/25 (Call 10/15/25)(b)	1,510	1,324,119
1.45%, 02/15/31 (Call 11/15/30)	3,778	2,816,915
1.75%, 02/15/32 (Call 11/15/31)	1,350	1,002,699
2.30%, 03/01/30 (Call 12/01/29)	2,190	1,793,041
2.38%, 03/15/33 (Call 12/15/32)	2,620	2,008,964
2.50%, 08/15/24 (Call 07/15/24)	3,198	3,045,807
2.90%, 07/01/26 (Call 04/01/26)(b)	1,579	1,445,480
3.05%, 03/01/50 (Call 09/01/49)	2,085	1,338,132
3.20%, 03/15/25 (Call 12/15/24)	2,755	2,620,363
3.38%, 11/15/27 (Call 08/15/27)	2,735	2,489,014
3.95%, 05/15/28 (Call 02/15/28)	3,421	3,180,093
5.70%, 05/15/41 (Call 11/15/40)	136	131,481
6.20%, 03/01/40	335	334,732
Waste Connections Inc.
2.20%, 01/15/32 (Call 10/15/31)	2,633	2,030,227
2.60%, 02/01/30 (Call 11/01/29)	2,277	1,890,457
2.95%, 01/15/52 (Call 07/15/51)	2,580	1,601,277
3.05%, 04/01/50 (Call 10/01/49)	1,001	639,008
3.20%, 06/01/32 (Call 03/01/32)	2,065	1,723,428
3.50%, 05/01/29 (Call 02/01/29)	2,076	1,851,377
4.20%, 01/15/33 (Call 10/15/32)	2,215	2,000,433
4.25%, 12/01/28 (Call 09/01/28)	2,402	2,237,271
Waste Management Inc.
0.75%, 11/15/25 (Call 10/15/25)	1,483	1,309,919
1.15%, 03/15/28 (Call 01/15/28)	1,320	1,069,028
1.50%, 03/15/31 (Call 12/15/30)	1,473	1,119,392
2.00%, 06/01/29 (Call 04/01/29)(b)	1,530	1,259,603
2.50%, 11/15/50 (Call 05/15/50)(b)	237	138,358
2.95%, 06/01/41 (Call 12/01/40)	3,410	2,399,037
3.13%, 03/01/25 (Call 12/01/24)(b)	476	457,893
3.15%, 11/15/27 (Call 08/15/27)	3,473	3,168,001
4.10%, 03/01/45 (Call 09/01/44)	180	144,437
4.15%, 04/15/32 (Call 01/15/32)(b)	290	266,904
4.15%, 07/15/49 (Call 01/15/49)	2,872	2,320,117

		52,078,084

Food — 0.4%
Ahold Finance USA LLC, 6.88%, 05/01/29	1,516	1,576,655
Bestfoods, Series E, 7.25%, 12/15/26(b)	1,052	1,141,157
Campbell Soup Co.
2.38%, 04/24/30 (Call 01/24/30)(b)	2,748	2,201,066
3.13%, 04/24/50 (Call 10/24/49)(b)	1,780	1,125,636
3.30%, 03/19/25 (Call 12/19/24)	1,684	1,603,353
3.95%, 03/15/25 (Call 01/15/25)	3,787	3,672,670
4.15%, 03/15/28 (Call 12/15/27)	3,472	3,260,486
4.80%, 03/15/48 (Call 09/15/47)	2,500	2,084,675
Conagra Brands Inc.
1.38%, 11/01/27 (Call 09/01/27)	1,643	1,326,509

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
4.30%, 05/01/24 (Call 04/01/24)	$4,250	$4,179,025
4.60%, 11/01/25 (Call 09/01/25)	3,071	2,984,644
4.85%, 11/01/28 (Call 08/01/28)	3,410	3,228,486
5.30%, 11/01/38 (Call 05/01/38)	3,581	3,131,620
5.40%, 11/01/48 (Call 05/01/48)(b)	3,458	2,961,500
7.00%, 10/01/28	2,519	2,616,460
8.25%, 09/15/30	1,435	1,590,855
Diageo Capital PLC, 5.50%, 01/24/33	1,750	1,766,275
Flowers Foods Inc.
2.40%, 03/15/31 (Call 12/15/30)	1,665	1,277,621
3.50%, 10/01/26 (Call 07/01/26)	1,572	1,447,215
General Mills Inc.
2.25%, 10/14/31 (Call 07/14/31)	2,162	1,677,971
2.88%, 04/15/30 (Call 01/15/30)	3,234	2,732,859
3.00%, 02/01/51 (Call 08/01/50)(b)	2,554	1,602,814
3.20%, 02/10/27 (Call 11/10/26)	2,897	2,688,155
3.65%, 02/15/24 (Call 11/15/23)	3,362	3,314,798
4.00%, 04/17/25 (Call 02/17/25)	4,255	4,141,647
4.20%, 04/17/28 (Call 01/17/28)	5,378	5,092,267
4.70%, 04/17/48 (Call 10/17/47)	10	8,360
5.40%, 06/15/40	427	394,779
Hershey Co. (The)
0.90%, 06/01/25 (Call 05/01/25)	1,511	1,364,176
1.70%, 06/01/30 (Call 03/01/30)	1,222	954,565
2.05%, 11/15/24 (Call 10/15/24)	1,280	1,211,763
2.30%, 08/15/26 (Call 05/15/26)	4,057	3,687,813
2.45%, 11/15/29 (Call 08/15/29)	1,688	1,419,085
2.65%, 06/01/50 (Call 12/01/49)	620	378,305
3.13%, 11/15/49 (Call 05/15/49)	1,869	1,264,472
3.20%, 08/21/25 (Call 05/21/25)	878	840,378
3.38%, 08/15/46 (Call 02/15/46)	230	162,900
Hormel Foods Corp.
0.65%, 06/03/24 (Call 12/01/22)	307	286,787
1.70%, 06/03/28 (Call 04/03/28)	4,210	3,544,778
1.80%, 06/11/30 (Call 03/11/30)	502	399,145
3.05%, 06/03/51 (Call 12/03/50)	3,005	1,960,793
Ingredion Inc.
2.90%, 06/01/30 (Call 03/01/30)	1,279	1,044,483
3.20%, 10/01/26 (Call 07/01/26)(b)	2,980	2,730,544
3.90%, 06/01/50 (Call 12/01/49)	2,095	1,443,392
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
3.00%, 02/02/29 (Call 12/02/28)(f)	30	24,343
3.00%, 05/15/32 (Call 02/15/32)(f)	991	724,599
5.13%, 02/01/28 (Call 01/01/28)(f)	5,700	5,332,122
5.50%, 01/15/30 (Call 01/15/25)(f)	200	182,626
5.75%, 04/01/33 (Call 01/01/33)(f)	5,500	4,955,060
6.50%, 04/15/29 (Call 04/15/24)(f)	25	25,788
6.50%, 12/01/52 (Call 06/01/52)(f)	5,250	4,584,353
JM Smucker Co. (The)
2.13%, 03/15/32 (Call 12/15/31)	2,125	1,579,555
2.38%, 03/15/30 (Call 12/15/29)	1,965	1,571,862
2.75%, 09/15/41 (Call 03/15/41)	1,070	671,243
3.38%, 12/15/27 (Call 09/15/27)	2,705	2,447,051
3.50%, 03/15/25	5,340	5,119,298
3.55%, 03/15/50 (Call 09/15/49)	1,583	1,010,160
4.25%, 03/15/35	2,267	1,938,285
4.38%, 03/15/45	1,846	1,413,427
Kellogg Co.
2.10%, 06/01/30 (Call 03/01/30)	590	465,121

Security	Par (000)	Value

Food (continued)
2.65%, 12/01/23	$3,617	$3,543,358
3.25%, 04/01/26	2,976	2,788,720
3.40%, 11/15/27 (Call 08/15/27)	1,961	1,790,197
4.30%, 05/15/28 (Call 02/15/28)	2,949	2,781,261
4.50%, 04/01/46	1,924	1,555,188
Series B, 7.45%, 04/01/31	3,442	3,746,238
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40(b)	1,285	1,241,863
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)	6,920	6,377,195
3.75%, 04/01/30 (Call 01/01/30)(b)	2,710	2,405,098
3.88%, 05/15/27 (Call 02/15/27)	4,610	4,321,506
4.25%, 03/01/31 (Call 12/01/30)	1,637	1,482,893
4.38%, 06/01/46 (Call 12/01/45)	9,010	7,040,054
4.63%, 01/30/29 (Call 10/30/28)	1,665	1,597,301
4.63%, 10/01/39 (Call 04/01/39)	1,665	1,379,053
4.88%, 10/01/49 (Call 04/01/49)	3,085	2,566,288
5.00%, 07/15/35 (Call 01/15/35)	2,865	2,642,475
5.00%, 06/04/42	5,225	4,526,418
5.20%, 07/15/45 (Call 01/15/45)	6,220	5,436,653
5.50%, 06/01/50 (Call 12/01/49)	2,955	2,707,253
6.50%, 02/09/40	2,665	2,685,920
6.75%, 03/15/32	1,135	1,196,245
6.88%, 01/26/39	2,915	3,009,184
Kroger Co. (The)
1.70%, 01/15/31 (Call 10/15/30)	1,905	1,412,996
2.20%, 05/01/30 (Call 02/01/30)	3,233	2,539,780
2.65%, 10/15/26 (Call 07/15/26)	3,362	3,007,410
3.50%, 02/01/26 (Call 11/01/25)	2,851	2,671,786
3.70%, 08/01/27 (Call 05/01/27)(b)	2,425	2,243,537
3.88%, 10/15/46 (Call 04/15/46)	2,341	1,676,811
3.95%, 01/15/50 (Call 07/15/49)	2,831	2,053,239
4.00%, 02/01/24 (Call 11/01/23)	3,199	3,151,591
4.45%, 02/01/47 (Call 08/01/46)	1,551	1,219,505
4.50%, 01/15/29 (Call 10/15/28)	2,681	2,514,832
4.65%, 01/15/48 (Call 07/15/47)	1,874	1,508,251
5.00%, 04/15/42 (Call 10/15/41)	1,291	1,095,685
5.15%, 08/01/43 (Call 02/01/43)	1,585	1,364,859
5.40%, 07/15/40 (Call 01/15/40)	988	880,772
5.40%, 01/15/49 (Call 07/15/48)	2,062	1,841,613
6.90%, 04/15/38	1,700	1,761,829
7.50%, 04/01/31	1,178	1,295,399
McCormick & Co. Inc./MD
0.90%, 02/15/26 (Call 01/15/26)	2,950	2,546,558
1.85%, 02/15/31 (Call 11/15/30)(b)	2,133	1,577,865
2.50%, 04/15/30 (Call 01/15/30)	2,510	2,022,081
3.15%, 08/15/24 (Call 06/15/24)	3,442	3,312,891
3.40%, 08/15/27 (Call 05/15/27)	3,745	3,409,897
4.20%, 08/15/47 (Call 02/15/47)	1,430	1,089,503
Mondelez International Inc.
1.50%, 05/04/25 (Call 04/04/25)	3,935	3,600,328
1.50%, 02/04/31 (Call 11/04/30)	2,631	1,937,126
1.88%, 10/15/32 (Call 07/15/32)	2,129	1,547,442
2.13%, 03/17/24	186	178,413
2.63%, 03/17/27 (Call 02/17/27)	655	583,487
2.63%, 09/04/50 (Call 03/04/50)	3,775	2,195,465
2.75%, 04/13/30 (Call 01/13/30)	2,096	1,742,803
4.13%, 05/07/28 (Call 02/07/28)	570	535,806
Pilgrim’s Pride Corp.
3.50%, 03/01/32 (Call 09/01/26)(f)	405	310,858
4.25%, 04/15/31 (Call 04/15/26)(f)	450	376,943

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Sysco Corp.
2.40%, 02/15/30 (Call 11/15/29)	$3,059	$2,475,832
2.45%, 12/14/31 (Call 09/14/31)	1,300	1,014,481
3.15%, 12/14/51 (Call 06/14/51)	1,605	1,000,878
3.25%, 07/15/27 (Call 04/15/27)	3,471	3,141,394
3.30%, 07/15/26 (Call 04/15/26)	3,315	3,067,834
3.30%, 02/15/50 (Call 08/15/49)	1,809	1,157,253
3.75%, 10/01/25 (Call 07/01/25)	4,135	3,953,598
4.45%, 03/15/48 (Call 09/15/47)	1,853	1,441,801
4.50%, 04/01/46 (Call 10/01/45)	825	648,285
4.85%, 10/01/45 (Call 04/01/45)	2,345	1,915,021
5.38%, 09/21/35	1,904	1,799,889
5.95%, 04/01/30 (Call 01/01/30)	2,053	2,094,183
6.60%, 04/01/40 (Call 10/01/39)	770	785,954
6.60%, 04/01/50 (Call 10/01/49)	4,297	4,404,425
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)	5,038	4,637,832
3.95%, 08/15/24 (Call 05/15/24)	4,356	4,251,979
4.00%, 03/01/26 (Call 01/01/26)	4,096	3,912,090
4.35%, 03/01/29 (Call 12/01/28)	3,704	3,478,760
4.55%, 06/02/47 (Call 12/02/46)(b)	1,896	1,543,894
4.88%, 08/15/34 (Call 02/15/34)	3,051	2,831,328
5.10%, 09/28/48 (Call 03/28/48)	4,655	4,082,388
5.15%, 08/15/44 (Call 02/15/44)	2,431	2,129,216
Walmart Inc., 3.90%, 09/09/25	2,720	2,669,408

		304,033,275

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA
3.88%, 11/02/27 (Call 08/02/27)	2,298	2,008,889
4.50%, 08/01/24 (Call 05/01/24)	2,214	2,160,665
5.50%, 11/02/47 (Call 05/02/47)	1,440	1,085,702
Fibria Overseas Finance Ltd.
4.00%, 01/14/25 (Call 11/14/24)	522	499,862
5.50%, 01/17/27(b)	2,979	2,865,828
Georgia-Pacific LLC
7.75%, 11/15/29	1,763	1,955,484
8.00%, 01/15/24	2,699	2,787,500
8.88%, 05/15/31	2,180	2,594,658
International Paper Co.
4.35%, 08/15/48 (Call 02/15/48)	816	626,933
4.40%, 08/15/47 (Call 02/15/47)	3,258	2,509,474
4.80%, 06/15/44 (Call 12/15/43)	3,345	2,669,109
5.00%, 09/15/35 (Call 03/15/35)(b)	635	577,736
5.15%, 05/15/46 (Call 11/15/45)	300	252,996
6.00%, 11/15/41 (Call 05/15/41)	2,756	2,567,352
Suzano Austria GmbH
2.50%, 09/15/28 (Call 07/15/28)	1,770	1,402,318
3.13%, 01/15/32 (Call 10/15/31)	867	640,644
3.75%, 01/15/31 (Call 10/15/30)	1,009	808,744
5.00%, 01/15/30 (Call 10/15/29)	4,031	3,578,560
6.00%, 01/15/29 (Call 10/15/28)	6,237	5,929,765

		37,522,219

Gas — 0.1%
Atmos Energy Corp.
1.50%, 01/15/31 (Call 10/15/30)	1,800	1,341,396
2.63%, 09/15/29 (Call 06/15/29)	1,140	961,271
2.85%, 02/15/52 (Call 08/15/51)	540	325,485
3.00%, 06/15/27 (Call 03/15/27)	2,110	1,922,442
3.38%, 09/15/49 (Call 03/15/49)	2,691	1,816,129

Security	Par (000)	Value

Gas (continued)
4.13%, 10/15/44 (Call 04/15/44)	$1,726	$1,336,735
4.13%, 03/15/49 (Call 09/15/48)	2,574	1,959,457
4.15%, 01/15/43 (Call 07/15/42)	2,549	2,009,147
4.30%, 10/01/48 (Call 04/01/48)	1,668	1,319,505
5.50%, 06/15/41 (Call 12/15/40)	1,916	1,801,864
5.75%, 10/15/52 (Call 04/15/52)	1,450	1,411,836
CenterPoint Energy Resources Corp.
1.75%, 10/01/30 (Call 07/01/30)	1,875	1,427,981
4.00%, 04/01/28 (Call 01/01/28)	2,029	1,877,637
4.10%, 09/01/47 (Call 03/01/47)(b)	2,058	1,568,999
4.40%, 07/01/32 (Call 04/01/32)(b)	1,965	1,812,536
5.85%, 01/15/41 (Call 07/15/40)	878	833,749
Eastern Energy Gas Holdings LLC
3.55%, 11/01/23 (Call 08/01/23)	3,642	3,584,384
3.60%, 12/15/24 (Call 09/15/24)	516	498,270
Series A, 2.50%, 11/15/24 (Call 10/15/24)	4,982	4,713,072
National Fuel Gas Co.
2.95%, 03/01/31 (Call 12/01/30)	1,515	1,137,189
3.95%, 09/15/27 (Call 06/15/27)	624	552,951
4.75%, 09/01/28 (Call 06/01/28)	1,863	1,692,759
5.20%, 07/15/25 (Call 04/15/25)	1,609	1,573,570
5.50%, 01/15/26 (Call 12/15/25)	1,672	1,637,590
NiSource Inc.
0.95%, 08/15/25 (Call 07/15/25)	4,954	4,388,005
1.70%, 02/15/31 (Call 11/15/30)	3,385	2,486,892
2.95%, 09/01/29 (Call 06/01/29)	1,824	1,525,174
3.49%, 05/15/27 (Call 02/15/27)	1,699	1,554,687
3.60%, 05/01/30 (Call 02/01/30)	3,794	3,272,211
3.95%, 03/30/48 (Call 09/30/47)	2,951	2,121,828
4.38%, 05/15/47 (Call 11/15/46)	2,056	1,587,417
4.80%, 02/15/44 (Call 08/15/43)	2,999	2,444,635
5.00%, 06/15/52 (Call 12/15/51)	1,680	1,410,562
5.25%, 02/15/43 (Call 08/15/42)	1,265	1,091,012
5.65%, 02/01/45 (Call 08/01/44)	2,072	1,879,801
5.95%, 06/15/41 (Call 12/15/40)	1,515	1,420,873
ONE Gas Inc.
1.10%, 03/11/24 (Call 11/16/22)	1,643	1,554,541
2.00%, 05/15/30 (Call 02/15/30)	277	216,808
3.61%, 02/01/24 (Call 11/01/23)	978	958,332
4.25%, 09/01/32 (Call 06/01/32)(b)	345	314,881
4.50%, 11/01/48 (Call 05/01/48)	1,757	1,333,493
4.66%, 02/01/44 (Call 08/01/43)	1,508	1,201,544
Piedmont Natural Gas Co. Inc.
2.50%, 03/15/31 (Call 12/15/30)	2,670	2,097,739
3.35%, 06/01/50 (Call 12/01/49)	2,370	1,506,964
3.50%, 06/01/29 (Call 03/01/29)	1,744	1,547,381
3.64%, 11/01/46 (Call 05/01/46)	1,092	730,046
4.65%, 08/01/43 (Call 02/01/43)	785	621,210
5.05%, 05/15/52 (Call 11/15/51)	675	569,855
Southern California Gas Co.
2.95%, 04/15/27 (Call 03/15/27)	2,465	2,228,606
3.15%, 09/15/24 (Call 06/15/24)	3,465	3,342,824
3.20%, 06/15/25 (Call 03/15/25)	1,266	1,202,940
3.75%, 09/15/42 (Call 03/15/42)	1,155	836,751
5.13%, 11/15/40	1,710	1,503,723
Series TT, 2.60%, 06/15/26 (Call 03/15/26)	2,507	2,283,150
Series UU, 4.13%, 06/01/48 (Call 12/01/47)	1,664	1,231,926
Series VV, 4.30%, 01/15/49 (Call 07/15/48)	1,805	1,371,547
Series WW, 3.95%, 02/15/50 (Call 08/15/49)	822	594,405
Series XX, 2.55%, 02/01/30 (Call 11/01/29)	2,553	2,110,693

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas (continued)
Southern Co. Gas Capital Corp.
3.25%, 06/15/26 (Call 03/15/26)	$1,720	$1,582,624
3.95%, 10/01/46 (Call 04/01/46)	2,228	1,573,369
4.40%, 06/01/43 (Call 12/01/42)	1,930	1,471,857
4.40%, 05/30/47 (Call 11/30/46)	1,888	1,406,938
5.15%, 09/15/32 (Call 03/15/32)	50	47,557
5.88%, 03/15/41 (Call 09/15/40)	2,105	1,977,395
Series 2020-A, 1.75%, 01/15/31 (Call 10/15/30)	2,594	1,902,725
Series 21A, 3.15%, 09/30/51 (Call 03/30/51)	1,670	1,008,513
Southwest Gas Corp.
2.20%, 06/15/30 (Call 03/15/30)	1,403	1,046,638
3.18%, 08/15/51 (Call 02/15/51)	1,255	701,269
3.70%, 04/01/28 (Call 01/01/28)	1,833	1,620,042
3.80%, 09/29/46 (Call 03/29/46)	1,316	836,147
4.05%, 03/15/32 (Call 12/15/31)	2,572	2,149,317
4.15%, 06/01/49 (Call 12/01/48)	1,294	860,846
Spire Missouri Inc., 3.30%, 06/01/51 (Call 12/01/50)	305	191,220
Washington Gas Light Co.
3.65%, 09/15/49 (Call 03/15/49)	1,190	829,216
Series K, 3.80%, 09/15/46 (Call 03/15/46)	1,901	1,381,210

		114,245,293

Hand & Machine Tools — 0.0%
Kennametal Inc.
2.80%, 03/01/31 (Call 12/01/30)	1,365	1,028,650
4.63%, 06/15/28 (Call 03/15/28)	725	662,976
Snap-on Inc.
3.10%, 05/01/50 (Call 11/01/49)(b)	1,384	930,449
3.25%, 03/01/27 (Call 12/01/26)	1,775	1,659,554
4.10%, 03/01/48 (Call 09/01/47)	510	407,092
Stanley Black & Decker Inc.
2.30%, 02/24/25 (Call 02/24/23)	10	9,394
2.30%, 03/15/30 (Call 12/15/29)	3,700	2,970,915
2.75%, 11/15/50 (Call 05/15/50)	1,715	983,484
3.00%, 05/15/32 (Call 02/15/32)(b)	1,807	1,464,556
3.40%, 03/01/26 (Call 01/01/26)	3,160	2,967,904
4.00%, 03/15/60 (Call 03/15/25)(a)	2,640	2,189,827
4.25%, 11/15/28 (Call 08/15/28)(b)	1,661	1,562,619
4.85%, 11/15/48 (Call 05/15/48)	1,412	1,180,559
5.20%, 09/01/40	2,453	2,200,022

		20,218,001

Health Care - Products — 0.2%
Abbott Laboratories
1.15%, 01/30/28 (Call 11/30/27)(b)	4,415	3,667,850
1.40%, 06/30/30 (Call 03/30/30)	3,118	2,410,838
2.95%, 03/15/25 (Call 12/15/24)	4,330	4,151,734
3.40%, 11/30/23 (Call 09/30/23)	4,452	4,391,141
3.75%, 11/30/26 (Call 08/30/26)	5,057	4,859,777
3.88%, 09/15/25 (Call 06/15/25)	2,684	2,615,719
4.75%, 11/30/36 (Call 05/30/36)	6,348	6,069,132
4.75%, 04/15/43 (Call 10/15/42)	3,085	2,791,740
4.90%, 11/30/46 (Call 05/30/46)	8,427	7,853,711
5.30%, 05/27/40	3,400	3,337,134
6.00%, 04/01/39	1,195	1,239,466
6.15%, 11/30/37	2,005	2,146,874
Baxter International Inc.
0.87%, 12/01/23	480	458,299
1.32%, 11/29/24	751	691,198
1.73%, 04/01/31 (Call 01/01/31)	590	429,951
1.92%, 02/01/27 (Call 01/01/27)	5,843	5,023,870

Security	Par (000)	Value

Health Care - Products (continued)
2.27%, 12/01/28 (Call 10/01/28)	$5,240	$4,308,695
2.54%, 02/01/32 (Call 11/01/31)(b)	895	684,451
2.60%, 08/15/26 (Call 05/15/26)	3,742	3,366,191
3.13%, 12/01/51 (Call 06/01/51)	2,330	1,418,784
3.50%, 08/15/46 (Call 02/15/46)	2,063	1,390,689
3.95%, 04/01/30 (Call 01/01/30)	3,860	3,429,340
Boston Scientific Corp.
1.90%, 06/01/25 (Call 05/01/25)	2,750	2,538,690
2.65%, 06/01/30 (Call 03/01/30)	1,871	1,546,700
3.45%, 03/01/24 (Call 02/01/24)	1,796	1,757,314
4.55%, 03/01/39 (Call 09/01/38)	1,703	1,438,473
4.70%, 03/01/49 (Call 09/01/48)(b)	2,229	1,883,015
6.75%, 11/15/35	1,083	1,134,572
7.38%, 01/15/40(b)	1,166	1,281,772
Danaher Corp.
2.60%, 10/01/50 (Call 04/01/50)	3,688	2,213,685
2.80%, 12/10/51 (Call 06/10/51)	3,705	2,309,845
3.35%, 09/15/25 (Call 06/15/25)	886	846,529
4.38%, 09/15/45 (Call 03/15/45)	1,708	1,410,723
DENTSPLY SIRONA Inc., 3.25%, 06/01/30 (Call 03/01/30)	2,473	1,932,748
DH Europe Finance II Sarl
2.20%, 11/15/24 (Call 10/15/24)	3,175	2,996,851
2.60%, 11/15/29 (Call 08/15/29)	3,181	2,706,458
3.25%, 11/15/39 (Call 05/15/39)	3,492	2,604,578
3.40%, 11/15/49 (Call 05/15/49)	2,184	1,534,872
Edwards Lifesciences Corp., 4.30%, 06/15/28 (Call 03/15/28)	2,266	2,107,131
Koninklijke Philips NV
5.00%, 03/15/42	2,037	1,675,758
6.88%, 03/11/38	2,480	2,518,787
Medtronic Inc.
4.00%, 04/01/43 (Call 10/01/42)(b)	30	24,008
4.38%, 03/15/35	7,385	6,767,319
4.63%, 03/15/45	6,752	5,933,252
PerkinElmer Inc.
0.85%, 09/15/24 (Call 12/01/22)	777	717,575
1.90%, 09/15/28 (Call 07/15/28)	2,423	1,935,250
2.25%, 09/15/31 (Call 06/15/31)	2,105	1,572,246
2.55%, 03/15/31 (Call 12/15/30)	820	634,401
3.30%, 09/15/29 (Call 06/15/29)	2,186	1,839,978
3.63%, 03/15/51 (Call 09/15/50)	980	637,931
Smith & Nephew PLC, 2.03%, 10/14/30 (Call 07/14/30)	4,520	3,332,234
STERIS Irish FinCo UnLtd Co.
2.70%, 03/15/31 (Call 12/15/30)(b)	3,026	2,357,708
3.75%, 03/15/51 (Call 09/15/50)	2,870	1,909,583
Stryker Corp.
0.60%, 12/01/23 (Call 11/14/22)	1,230	1,172,522
1.15%, 06/15/25 (Call 05/15/25)(b)	1,113	1,002,334
1.95%, 06/15/30 (Call 03/15/30)	2,803	2,201,785
2.90%, 06/15/50 (Call 12/15/49)(b)	1,821	1,138,362
3.38%, 05/15/24 (Call 02/15/24)	3,940	3,836,693
3.38%, 11/01/25 (Call 08/01/25)	2,883	2,746,634
3.50%, 03/15/26 (Call 12/15/25)	4,664	4,418,347
3.65%, 03/07/28 (Call 12/07/27)	3,467	3,220,080
4.10%, 04/01/43 (Call 10/01/42)	2,428	1,857,323
4.38%, 05/15/44 (Call 11/15/43)	2,533	2,022,575
4.63%, 03/15/46 (Call 09/15/45)	2,050	1,720,565
Thermo Fisher Scientific Inc.
1.22%, 10/18/24 (Call 12/01/22)	1,260	1,173,148

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
1.75%, 10/15/28 (Call 08/15/28)(b)	$3,275	$2,728,435
2.00%, 10/15/31 (Call 07/15/31)(b)	2,295	1,800,749
2.60%, 10/01/29 (Call 07/01/29)	3,569	3,058,526
2.80%, 10/15/41 (Call 04/15/41)	1,290	889,313
4.10%, 08/15/47 (Call 02/15/47)	2,944	2,400,243
5.30%, 02/01/44 (Call 08/01/43)	1,839	1,740,338
Zimmer Biomet Holdings Inc.
1.45%, 11/22/24 (Call 12/01/22)	700	645,708
2.60%, 11/24/31 (Call 08/24/31)(b)	3,495	2,708,520
3.05%, 01/15/26 (Call 12/15/25)	2,588	2,401,405
3.55%, 04/01/25 (Call 01/01/25)	540	516,451
4.45%, 08/15/45 (Call 02/15/45)	2,394	1,812,497
5.75%, 11/30/39	368	337,228

		178,386,351

Health Care - Services — 0.8%
AdventHealth Obligated Group, Series E, 2.80%, 11/15/51 (Call 05/15/51)	1,154	689,076
Adventist Health System/West
2.95%, 03/01/29 (Call 12/01/28)	683	576,548
3.63%, 03/01/49 (Call 09/01/48)	1,981	1,404,509
Advocate Health & Hospitals Corp.
3.39%, 10/15/49 (Call 04/15/49)	1,787	1,213,855
3.83%, 08/15/28 (Call 05/15/28)	1,186	1,091,938
4.27%, 08/15/48 (Call 02/15/48)	1,586	1,265,596
Series 2020, 2.21%, 06/15/30 (Call 03/15/30)	455	361,725
Series 2020, 3.01%, 06/15/50 (Call 12/15/49)	1,622	1,011,106
Aetna Inc.
3.50%, 11/15/24 (Call 08/15/24)	4,730	4,571,025
3.88%, 08/15/47 (Call 02/15/47)	760	546,835
4.13%, 11/15/42 (Call 05/15/42)	2,789	2,107,843
4.50%, 05/15/42 (Call 11/15/41)	1,886	1,501,313
4.75%, 03/15/44 (Call 09/15/43)	1,654	1,348,407
6.63%, 06/15/36	2,621	2,643,200
6.75%, 12/15/37	2,858	2,875,948
AHS Hospital Corp.
5.02%, 07/01/45	725	646,925
Series 2021, 2.78%, 07/01/51 (Call 01/01/51)	861	503,513
Allina Health System
2.90%, 11/15/51 (Call 05/15/51)	385	232,101
Series 2019, 3.89%, 04/15/49	2,458	1,832,562
Anthem Inc.
4.10%, 05/15/32 (Call 02/15/32)	2,058	1,851,932
4.55%, 05/15/52 (Call 11/15/51)	2,150	1,759,474
Ascension Health
3.95%, 11/15/46	3,430	2,684,558
4.85%, 11/15/53(b)	3,015	2,715,882
Series B, 2.53%, 11/15/29 (Call 08/15/29)	2,294	1,911,980
Series B, 3.11%, 11/15/39 (Call 05/15/39)	1,021	733,762
Banner Health
1.90%, 01/01/31 (Call 07/01/30)	1,063	811,377
2.34%, 01/01/30 (Call 10/01/29)	2,022	1,652,742
2.91%, 01/01/42 (Call 07/01/41)	170	114,291
2.91%, 01/01/51 (Call 07/01/50)	1,552	928,732
Series 2020, 3.18%, 01/01/50 (Call 07/01/49)(b)	1,603	1,036,852
Baptist Health South Florida Obligated Group, Series 2021, 3.12%, 11/15/71 (Call 05/15/71)	485	266,153
Baptist Healthcare System Obligated Group, Series 20B, 3.54%, 08/15/50 (Call 02/15/50)	603	401,441
BayCare Health System Inc., Series 2020, 3.83%, 11/15/50 (Call 05/15/50)(b)	2,579	1,963,290

Security	Par (000)	Value

Health Care - Services (continued)
Baylor Scott & White Holdings
3.97%, 11/15/46 (Call 05/15/46)	$860	$656,722
4.19%, 11/15/45 (Call 05/15/45)	1,358	1,070,525
Series 2021, 1.78%, 11/15/30 (Call 05/15/30)	1,131	856,156
Series 2021, 2.84%, 11/15/50 (Call 11/15/49)	4,310	2,585,655
Beth Israel Lahey Health Inc., Series L, 3.08%, 07/01/51 (Call 01/01/51)	710	414,590
BHSH System Obligated Group, Series 19A, 3.49%, 07/15/49 (Call 01/15/49)	1,758	1,192,363
Bon Secours Mercy Health Inc.
3.46%, 06/01/30 (Call 12/01/29)	2,416	2,112,212
Series 20-2, 2.10%, 06/01/31 (Call 12/01/30)	1,130	858,732
Series 20-2, 3.21%, 06/01/50 (Call 12/01/49)	1,720	1,087,556
Catholic Health Services of Long Island Obligated Group, Series 2020, 3.37%, 07/01/50 (Call 01/01/50)	1,655	1,025,901
Cedars-Sinai Health System, Series 2021, 2.29%, 08/15/31 (Call 02/15/31)(b)	1,150	908,868
Centene Corp.
2.45%, 07/15/28 (Call 05/15/28)	25	20,563
2.50%, 03/01/31 (Call 12/01/30)	2,183	1,668,380
2.63%, 08/01/31 (Call 05/01/31)	30	22,939
3.00%, 10/15/30 (Call 07/15/30)	3,219	2,584,599
4.25%, 12/15/27 (Call 12/15/22)	300	276,756
4.63%, 12/15/29 (Call 12/15/24)	1,411	1,280,482
Children’s Health System of Texas, 2.51%, 08/15/50 (Call 02/15/50)	1,876	1,050,053
Children’s Hospital Corp. (The)
Series 2017, 4.12%, 01/01/47 (Call 07/01/46)	1,723	1,366,753
Series 2020, 2.59%, 02/01/50 (Call 08/01/49)	480	276,730
Children’s Hospital Medical Center/Cincinnati OH, 4.27%, 05/15/44	1,558	1,287,500
Children’s Hospital of Philadelphia (The), Series 2020, 2.70%, 07/01/50 (Call 01/01/50)	1,203	696,958
Children’s Hospital/DC, Series 2020, 2.93%, 07/15/50 (Call 01/15/50)	1,071	639,997
CHRISTUS Health, Series C, 4.34%, 07/01/28 (Call 04/01/28)(b)	1,749	1,614,764
City of Hope
Series 2013, 5.62%, 11/15/43	975	905,804
Series 2018, 4.38%, 08/15/48 (Call 02/15/48)(b)	927	721,271
Cleveland Clinic Foundation (The), 4.86%, 01/01/2114	1,485	1,169,022
CommonSpirit Health
1.55%, 10/01/25 (Call 07/01/25)	1,828	1,624,818
2.76%, 10/01/24 (Call 07/01/24)	264	250,821
2.78%, 10/01/30 (Call 04/01/30)	1,872	1,453,271
3.35%, 10/01/29 (Call 04/01/29)	3,045	2,556,978
3.82%, 10/01/49 (Call 04/01/49)(b)	3,052	2,091,810
3.91%, 10/01/50 (Call 04/01/50)	1,304	874,958
4.19%, 10/01/49 (Call 04/01/49)	2,966	2,097,348
4.35%, 11/01/42	2,968	2,306,670
6.07%, 11/01/27	1,756	1,757,879
6.46%, 11/01/52	915	912,703
Community Health Network Inc., Series 20-A, 3.10%, 05/01/50 (Call 11/01/49)	1,450	852,310
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49 (Call 05/01/49)	2,295	1,517,156
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48 (Call 02/01/48)	1,897	1,447,373

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Dignity Health
4.50%, 11/01/42	$1,030	$815,441
5.27%, 11/01/64	1,330	1,063,747
Duke University Health System Inc., Series 2017, 3.92%, 06/01/47 (Call 12/01/46)	1,686	1,272,323
Elevance Health Inc.
0.00%, 10/15/32	2,100	2,093,154
1.50%, 03/15/26 (Call 02/15/26)	3,505	3,097,474
2.25%, 05/15/30 (Call 02/15/30)	2,788	2,241,803
2.38%, 01/15/25 (Call 12/15/24)	2,625	2,467,447
2.55%, 03/15/31 (Call 12/15/30)	4,195	3,394,720
2.88%, 09/15/29 (Call 06/15/29)	3,082	2,619,947
3.13%, 05/15/50 (Call 11/15/49)	926	596,603
3.35%, 12/01/24 (Call 10/01/24)	5,694	5,482,012
3.50%, 08/15/24 (Call 05/15/24)	4,653	4,521,460
3.60%, 03/15/51 (Call 09/15/50)	5,198	3,661,783
3.65%, 12/01/27 (Call 09/01/27)	6,528	6,041,664
3.70%, 09/15/49 (Call 03/15/49)	3,837	2,736,126
4.10%, 03/01/28 (Call 12/01/27)	3,863	3,627,705
4.38%, 12/01/47 (Call 06/01/47)	4,928	3,972,067
4.55%, 03/01/48 (Call 09/01/47)	3,445	2,848,567
4.63%, 05/15/42	1,439	1,219,653
4.65%, 01/15/43	3,995	3,375,096
4.65%, 08/15/44 (Call 02/15/44)	1,612	1,339,862
5.10%, 01/15/44	3,108	2,750,456
5.35%, 10/15/25	1,535	1,535,783
5.85%, 01/15/36	1,004	980,537
5.95%, 12/15/34	365	362,376
6.10%, 10/15/52	420	428,375
6.38%, 06/15/37	495	506,039
Franciscan Missionaries of Our Lady Health System Inc., Series B, 3.91%, 07/01/49 (Call 01/01/49)	195	137,477
Fred Hutchinson Cancer Center, 4.97%, 01/01/52 (Call 07/01/51)	652	563,810
Hackensack Meridian Health Inc.
4.21%, 07/01/48 (Call 01/01/48)	1,291	998,731
4.50%, 07/01/57 (Call 01/01/57)	1,585	1,285,910
Series 2020, 2.68%, 09/01/41 (Call 03/01/41)	1,996	1,275,624
Series 2020, 2.88%, 09/01/50 (Call 03/01/50)	1,922	1,140,630
Hartford HealthCare Corp., 3.45%, 07/01/54(b)	2,060	1,386,565
HCA Inc.
2.38%, 07/15/31 (Call 04/15/31)	4,735	3,531,316
3.13%, 03/15/27 (Call 02/15/27)(f)	1,165	1,031,759
3.38%, 03/15/29 (Call 01/15/29)(f)	1,302	1,103,770
3.50%, 09/01/30 (Call 03/01/30)	10,520	8,703,512
3.50%, 07/15/51 (Call 01/15/51)	4,385	2,720,059
3.63%, 03/15/32 (Call 12/15/31)(f)	3,727	3,026,548
4.13%, 06/15/29 (Call 03/15/29)	7,630	6,733,093
4.38%, 03/15/42 (Call 09/15/41)(f)	1,295	972,144
4.50%, 02/15/27 (Call 08/15/26)	5,155	4,828,070
4.63%, 03/15/52 (Call 09/15/51)(f)	1,990	1,463,008
5.00%, 03/15/24	2,853	2,828,664
5.13%, 06/15/39 (Call 12/15/38)	5,210	4,331,073
5.25%, 04/15/25	2,761	2,715,443
5.25%, 06/15/26 (Call 12/15/25)	6,438	6,244,216
5.25%, 06/15/49 (Call 12/15/48)	5,041	4,074,086
5.38%, 02/01/25	10,625	10,495,481
5.38%, 09/01/26 (Call 03/01/26)	4,815	4,673,102
5.50%, 06/15/47 (Call 12/15/46)	6,507	5,449,482

Security	Par (000)	Value

Health Care - Services (continued)
5.63%, 09/01/28 (Call 03/01/28)	$6,035	$5,805,066
5.88%, 02/15/26 (Call 08/15/25)	6,315	6,261,259
5.88%, 02/01/29 (Call 08/01/28)	4,340	4,239,486
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52 (Call 01/15/52)	1,272	929,934
Humana Inc.
1.35%, 02/03/27 (Call 01/03/27)	3,610	3,025,938
2.15%, 02/03/32 (Call 11/03/31)	2,785	2,095,434
3.13%, 08/15/29 (Call 05/15/29)	2,302	1,968,118
3.70%, 03/23/29 (Call 02/23/29)	2,065	1,838,036
3.85%, 10/01/24 (Call 07/01/24)	3,599	3,507,765
3.95%, 03/15/27 (Call 12/15/26)	2,179	2,040,459
3.95%, 08/15/49 (Call 02/15/49)	1,722	1,275,813
4.50%, 04/01/25 (Call 03/01/25)	2,433	2,384,267
4.63%, 12/01/42 (Call 06/01/42)	1,670	1,369,316
4.80%, 03/15/47	1,545	1,289,287
4.88%, 04/01/30 (Call 01/01/30)	2,169	2,061,396
4.95%, 10/01/44 (Call 04/01/44)	2,706	2,312,548
IHC Health Services Inc., 4.13%, 05/15/48 (Call 11/15/47)	275	218,402
Indiana University Health Inc. Obligated Group
3.97%, 11/01/48 (Call 05/01/48)	2,530	1,921,307
Series 2021, 2.85%, 11/01/51 (Call 05/01/51)	555	329,337
Inova Health System Foundation, 4.07%, 05/15/52 (Call 11/15/51)	646	490,695
Integris Baptist Medical Center Inc., Series A, 3.88%, 08/15/50 (Call 02/15/50)	2,179	1,445,897
Iowa Health System, Series 2020, 3.67%, 02/15/50 (Call 08/15/49)	275	192,316
Johns Hopkins Health System Corp. (The), 3.84%, 05/15/46	2,841	2,133,875
Kaiser Foundation Hospitals
3.15%, 05/01/27 (Call 02/01/27)	3,588	3,287,146
4.15%, 05/01/47 (Call 11/01/46)	5,847	4,608,196
4.88%, 04/01/42	2,317	2,086,412
Series 2019, 3.27%, 11/01/49	4,373	2,891,646
Series 2021, 2.81%, 06/01/41 (Call 12/01/40)	3,397	2,276,635
Series 2021, 3.00%, 06/01/51 (Call 12/01/50)	2,734	1,686,987
Laboratory Corp. of America Holdings
1.55%, 06/01/26 (Call 05/01/26)	2,165	1,878,874
2.30%, 12/01/24 (Call 11/01/24)	2,210	2,074,394
2.70%, 06/01/31 (Call 03/01/31)	2,244	1,788,558
2.95%, 12/01/29 (Call 09/01/29)(b)	2,217	1,853,479
3.25%, 09/01/24 (Call 07/01/24)	3,067	2,952,877
3.60%, 02/01/25 (Call 11/01/24)	4,184	4,012,079
3.60%, 09/01/27 (Call 06/01/27)(b)	2,965	2,729,342
4.00%, 11/01/23 (Call 08/01/23)	1,132	1,118,076
4.70%, 02/01/45 (Call 08/01/44)	2,638	2,144,668
Mass General Brigham Inc.
Series 2015, 4.12%, 07/01/55(b)	199	151,453
Series 2017, 3.77%, 07/01/48 (Call 01/01/48)	1,264	923,365
Series 2020, 3.19%, 07/01/49 (Call 01/01/49)	1,835	1,212,421
Series 2020, 3.34%, 07/01/60 (Call 01/01/60)	2,326	1,435,375
Mayo Clinic
3.77%, 11/15/43	245	183,628
Series 2016, 4.13%, 11/15/52	2,891	2,318,119
Series 2021, 3.20%, 11/15/61 (Call 05/15/61)	2,356	1,446,019
McLaren Health Care Corp., Series A, 4.39%, 05/15/48 (Call 11/15/47)	1,887	1,479,182
MedStar Health Inc., Series 20A, 3.63%, 08/15/49	1,622	1,070,504

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Memorial Health Services, 3.45%, 11/01/49 (Call 05/01/49)	$1,543	$1,060,535
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	1,730	1,332,169
5.00%, 07/01/42	690	630,536
Series 2015, 4.20%, 07/01/55	2,084	1,601,137
Series 2020, 2.96%, 01/01/50 (Call 07/01/49)	781	482,955
Mercy Health/OH, Series 2018, 4.30%, 07/01/28 (Call 01/01/28)(b)	1,281	1,199,298
Methodist Hospital (The), Series 20A, 2.71%, 12/01/50 (Call 06/01/50)	3,156	1,807,504
MidMichigan Health, Series 2020, 3.41%, 06/01/50 (Call 12/01/49)	1,938	1,240,262
Montefiore Obligated Group
4.29%, 09/01/50	1,216	697,826
Series 18-C, 5.25%, 11/01/48	1,802	1,245,651
Mount Nittany Medical Center Obligated Group, 3.80%, 11/15/52	660	466,943
Mount Sinai Hospitals Group Inc.
Series 2017, 3.98%, 07/01/48(b)	1,463	1,083,981
Series 2019, 3.74%, 07/01/49 (Call 01/01/49)(b)	2,020	1,403,557
Series 2020, 3.39%, 07/01/50 (Call 07/01/49)	1,626	1,016,608
MultiCare Health System, 2.80%, 08/15/50 (Call 02/15/50)	933	517,237
Nationwide Children’s Hospital Inc., 4.56%, 11/01/52 (Call 05/01/52)	591	492,344
New York and Presbyterian Hospital (The)
2.26%, 08/01/40 (Call 02/01/40)	1,079	676,565
2.61%, 08/01/60 (Call 02/01/60)	1,728	907,943
4.02%, 08/01/45	3,024	2,369,334
4.06%, 08/01/56	553	421,154
Series 2019, 3.95%, 08/01/2119 (Call 02/01/19)	1,835	1,168,179
Northwell Healthcare Inc.
3.81%, 11/01/49 (Call 11/01/48)(b)	2,845	1,926,606
3.98%, 11/01/46 (Call 11/01/45)	2,565	1,830,153
4.26%, 11/01/47 (Call 11/01/46)	1,155	855,485
Northwestern Memorial Healthcare Obligated Group, Series 2021, 2.63%, 07/15/51 (Call 01/15/51)(b)	350	202,220
Novant Health Inc.
2.64%, 11/01/36 (Call 08/01/36)	906	630,404
3.17%, 11/01/51 (Call 05/01/51)	2,804	1,785,419
3.32%, 11/01/61 (Call 05/01/61)	1,356	822,292
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery, Series 2020, 2.67%, 10/01/50 (Call 04/01/50)(b)	875	496,221
Ochsner LSU Health System of North Louisiana, Series 2021, 2.51%, 05/15/31 (Call 11/15/30)	2,080	1,555,653
OhioHealth Corp.
2.30%, 11/15/31 (Call 05/15/31)	1,409	1,093,764
2.83%, 11/15/41 (Call 05/15/41)	1,425	937,294
Series 2020, 3.04%, 11/15/50 (Call 05/15/50)(b)	1,202	781,384
Orlando Health Obligated Group
3.33%, 10/01/50 (Call 04/01/50)	1,493	997,757
4.09%, 10/01/48 (Call 04/01/48)	1,477	1,111,723
PeaceHealth Obligated Group
Series 2018, 4.79%, 11/15/48 (Call 05/15/48)	1,512	1,206,757
Series 2020, 1.38%, 11/15/25 (Call 08/15/25)	1,322	1,166,255
Series 2020, 3.22%, 11/15/50 (Call 05/15/50)	1,728	1,061,787
Piedmont Healthcare Inc.
2.04%, 01/01/32 (Call 07/01/31)	842	624,208

Security	Par (000)	Value

Health Care - Services (continued)
2.86%, 01/01/52 (Call 07/01/51)	$1,331	$770,503
Series 2042, 2.72%, 01/01/42 (Call 07/01/41)	1,241	790,604
Presbyterian Healthcare Services, 4.88%, 08/01/52 (Call 02/01/52)	970	844,870
Providence St Joseph Health Obligated Group
Series 19A, 2.53%, 10/01/29 (Call 07/01/29)	2,552	2,084,754
Series 21A, 2.70%, 10/01/51 (Call 04/01/51)	1,690	904,387
Series A, 3.93%, 10/01/48 (Call 04/01/48)	1,645	1,163,212
Series H, 2.75%, 10/01/26 (Call 07/01/26)	987	900,253
Series I, 3.74%, 10/01/47(b)	2,378	1,692,232
Queen’s Health Systems (The), 4.81%, 07/01/52 (Call 01/01/52)	761	663,729
Quest Diagnostics Inc.
2.80%, 06/30/31 (Call 03/30/31)	2,246	1,802,213
2.95%, 06/30/30 (Call 03/30/30)	2,672	2,233,124
3.45%, 06/01/26 (Call 03/01/26)	2,822	2,647,939
3.50%, 03/30/25 (Call 12/30/24)	1,353	1,297,148
4.20%, 06/30/29 (Call 03/30/29)	2,603	2,396,296
4.25%, 04/01/24 (Call 01/01/24)	2,490	2,455,762
4.70%, 03/30/45 (Call 09/30/44)	886	701,322
Rady Children’s Hospital-San Diego/CA, Series 21A, 3.15%, 08/15/51 (Call 08/15/50)	940	601,440
Rush Obligated Group, Series 2020, 3.92%, 11/15/29 (Call 08/15/29)	648	578,262
RWJ Barnabas Health Inc.
3.48%, 07/01/49 (Call 01/01/49)	964	657,467
3.95%, 07/01/46 (Call 07/01/45)	2,230	1,698,814
Seattle Children’s Hospital, Series 2021, 2.72%, 10/01/50 (Call 10/01/49)(b)	1,750	1,023,575
Sentara Healthcare, 2.93%, 11/01/51 (Call 05/01/51)	1,139	681,578
Sharp HealthCare, Series 20B, 2.68%, 08/01/50 (Call 08/01/49)	921	525,348
SSM Health Care Corp., Series A, 3.82%, 06/01/27 (Call 03/01/27)	75	70,026
Stanford Health Care
3.03%, 08/15/51 (Call 02/15/51)	1,755	1,112,021
Series 2018, 3.80%, 11/15/48 (Call 05/15/48)	2,181	1,628,291
Series 2020, 3.31%, 08/15/30 (Call 05/15/30)	630	539,671
Summa Health, 3.51%, 11/15/51 (Call 05/15/51)	1,565	961,145
Sutter Health
Series 2018, 3.70%, 08/15/28 (Call 05/15/28)(b)	2,054	1,844,882
Series 2018, 4.09%, 08/15/48 (Call 02/15/48)	2,161	1,562,144
Series 20A, 1.32%, 08/15/25 (Call 05/15/25)	1,109	996,769
Series 20A, 2.29%, 08/15/30 (Call 02/15/30)	1,489	1,171,456
Series 20A, 3.16%, 08/15/40 (Call 02/15/40)	857	578,432
Series 20A, 3.36%, 08/15/50 (Call 02/15/50)	2,014	1,291,639
Texas Health Resources
2.33%, 11/15/50 (Call 05/15/50)	2,137	1,133,999
4.33%, 11/15/55	729	580,510
Toledo Hospital (The), 5.75%, 11/15/38 (Call 11/15/28)	1,960	1,717,979
Trinity Health Corp.
4.13%, 12/01/45	846	666,936
Series 2019, 3.43%, 12/01/48(b)	1,735	1,253,971
Series 2021, 2.63%, 12/01/40 (Call 06/01/40)	901	582,397
UMass Memorial Health Care Obligated Group, 5.36%, 07/01/52 (Call 01/01/52)	455	391,264
UnitedHealth Group Inc.
3.70%, 05/15/27 (Call 04/15/27)(b)	2,265	2,142,735
0.55%, 05/15/24 (Call 11/14/22)	710	664,397
1.15%, 05/15/26 (Call 04/15/26)	3,135	2,765,133

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
1.25%, 01/15/26	$2,473	$2,198,126
2.00%, 05/15/30	4,360	3,499,772
2.30%, 05/15/31 (Call 02/15/31)	4,790	3,839,089
2.38%, 08/15/24	4,571	4,372,573
2.75%, 05/15/40 (Call 11/15/39)	4,381	3,005,497
2.88%, 08/15/29	3,769	3,268,967
2.90%, 05/15/50 (Call 11/15/49)(b)	4,503	2,878,183
2.95%, 10/15/27	2,889	2,615,383
3.05%, 05/15/41 (Call 11/15/40)	3,947	2,795,897
3.10%, 03/15/26	3,377	3,177,419
3.13%, 05/15/60 (Call 11/15/59)(b)	1,474	913,143
3.25%, 05/15/51 (Call 11/15/50)	3,355	2,276,468
3.38%, 04/15/27	2,483	2,317,583
3.45%, 01/15/27	2,918	2,740,615
3.50%, 02/15/24	1,716	1,687,909
3.50%, 08/15/39 (Call 02/15/39)	3,914	3,009,514
3.70%, 12/15/25	2,149	2,069,530
3.70%, 08/15/49 (Call 02/15/49)	3,802	2,810,819
3.75%, 07/15/25	7,939	7,708,531
3.75%, 10/15/47 (Call 04/15/47)	3,096	2,327,480
3.85%, 06/15/28	4,126	3,841,058
3.88%, 12/15/28	1,832	1,704,200
3.88%, 08/15/59 (Call 02/15/59)(b)	3,130	2,281,895
3.95%, 10/15/42 (Call 04/15/42)	2,590	2,042,344
4.00%, 05/15/29 (Call 03/15/29)	3,420	3,180,703
4.20%, 05/15/32 (Call 02/15/32)	5,030	4,638,113
4.20%, 01/15/47 (Call 07/15/46)	3,516	2,852,531
4.25%, 03/15/43 (Call 09/15/42)	1,381	1,143,551
4.25%, 04/15/47 (Call 10/15/46)	2,399	1,955,833
4.25%, 06/15/48 (Call 12/15/47)	5,298	4,302,824
4.38%, 03/15/42 (Call 09/15/41)	1,239	1,042,941
4.45%, 12/15/48 (Call 06/15/48)	3,846	3,206,256
4.63%, 07/15/35	3,986	3,654,883
4.63%, 11/15/41 (Call 05/15/41)	3,086	2,673,464
4.75%, 07/15/45	7,345	6,435,469
4.75%, 05/15/52 (Call 11/15/51)	6,575	5,754,045
4.95%, 05/15/62 (Call 11/15/61)	4,375	3,857,044
5.00%, 10/15/24	2,720	2,721,006
5.15%, 10/15/25	1,290	1,292,748
5.25%, 02/15/28	1,995	1,999,808
5.30%, 02/15/30(b)	800	800,040
5.35%, 02/15/33	2,720	2,730,064
5.70%, 10/15/40 (Call 04/15/40)	1,869	1,831,022
5.80%, 03/15/36	1,780	1,799,082
5.88%, 02/15/53	6,385	6,524,448
5.95%, 02/15/41 (Call 08/15/40)	2,600	2,602,028
6.05%, 02/15/63	1,610	1,656,529
6.50%, 06/15/37	2,128	2,278,896
6.63%, 11/15/37	3,068	3,322,583
6.88%, 02/15/38	3,416	3,745,166
Universal Health Services Inc.
1.65%, 09/01/26 (Call 08/01/26)(f)	3,840	3,227,098
2.65%, 10/15/30 (Call 07/15/30)(f)	2,658	1,985,792
2.65%, 01/15/32 (Call 10/15/31)(b)(f)	2,150	1,534,992
UPMC, Series D-1, 3.60%, 04/03/25	300	288,261
WakeMed, Series A, 3.29%, 10/01/52 (Call 04/01/52)	647	408,425
West Virginia United Health System Obligated Group, Series 2020, 3.13%, 06/01/50 (Call 12/01/49)	673	404,298
Willis-Knighton Medical Center
Series 2018, 4.81%, 09/01/48 (Call 03/01/48)	2,123	1,769,223

Security	Par (000)	Value

Health Care - Services (continued)
Series 2021, 3.07%, 03/01/51 (Call 09/01/50)	$965	$567,796
Yale-New Haven Health Services Corp., Series 2020, 2.50%, 07/01/50 (Call 07/01/49)	2,461	1,330,909

		589,441,211

Holding Companies - Diversified — 0.1%
Ares Capital Corp.
2.15%, 07/15/26 (Call 06/15/26)	1,710	1,413,691
2.88%, 06/15/27 (Call 05/15/27)	1,250	1,029,087
2.88%, 06/15/28 (Call 04/15/28)	3,475	2,724,087
3.20%, 11/15/31 (Call 08/15/31)	2,175	1,522,478
3.25%, 07/15/25 (Call 06/15/25)(b)	3,715	3,352,007
3.88%, 01/15/26 (Call 12/15/25)	1,556	1,396,666
4.20%, 06/10/24 (Call 05/10/24)	3,226	3,102,444
4.25%, 03/01/25 (Call 01/01/25)	2,042	1,914,048
Bain Capital Specialty Finance Inc.
2.55%, 10/13/26 (Call 09/13/26)	1,905	1,544,326
2.95%, 03/10/26 (Call 02/10/26)	2,080	1,760,158
Barings BDC Inc., 3.30%, 11/23/26 (Call 10/13/26)(f)	585	483,678
Blackstone Private Credit Fund
1.75%, 09/15/24(b)	1,140	1,041,538
2.35%, 11/22/24	544	497,994
2.63%, 12/15/26 (Call 11/15/26)	2,315	1,913,648
2.70%, 01/15/25 (Call 11/15/24)	970	890,809
3.25%, 03/15/27 (Call 02/15/27)	6,385	5,297,890
4.00%, 01/15/29 (Call 11/15/28)	1,775	1,448,187
4.70%, 03/24/25(b)	3,280	3,152,310
7.05%, 09/29/25(f)	75	74,387
Blackstone Secured Lending Fund
2.13%, 02/15/27 (Call 01/15/27)	1,069	860,000
2.75%, 09/16/26 (Call 08/19/26)	1,445	1,240,215
2.85%, 09/30/28 (Call 07/30/28)	1,880	1,436,076
3.63%, 01/15/26 (Call 12/15/25)	312	281,393
FS KKR Capital Corp.
1.65%, 10/12/24	1,922	1,742,793
2.63%, 01/15/27 (Call 12/15/26)	2,745	2,210,823
3.13%, 10/12/28 (Call 08/12/28)	2,300	1,764,583
3.25%, 07/15/27 (Call 06/15/27)	2,350	1,926,671
3.40%, 01/15/26 (Call 12/15/25)	1,275	1,122,357
4.13%, 02/01/25 (Call 01/01/25)	25	23,389
4.63%, 07/15/24 (Call 06/15/24)	1,634	1,571,385
Goldman Sachs BDC Inc.
2.88%, 01/15/26 (Call 12/15/25)	975	881,839
3.75%, 02/10/25 (Call 01/10/25)(b)	1,566	1,501,794
Golub Capital BDC Inc.
2.05%, 02/15/27 (Call 01/15/27)	3,253	2,602,302
2.50%, 08/24/26 (Call 07/24/26)	1,785	1,485,031
3.38%, 04/15/24 (Call 03/15/24)	1,485	1,413,022
Main Street Capital Corp.
3.00%, 07/14/26 (Call 06/14/26)	2,305	1,950,353
5.20%, 05/01/24	1,909	1,858,602
Morgan Stanley Direct Lending Fund, 4.50%, 02/11/27 (Call 01/11/27)	260	233,262
Oaktree Specialty Lending Corp.
2.70%, 01/15/27 (Call 12/15/26)	3,378	2,804,517
3.50%, 02/25/25 (Call 01/25/25)	841	782,904
Owl Rock Capital Corp.
2.63%, 01/15/27 (Call 12/15/26)(b)	2,617	2,093,574
2.88%, 06/11/28 (Call 04/11/28)	3,050	2,300,096
3.40%, 07/15/26 (Call 06/15/26)	715	609,123
3.75%, 07/22/25 (Call 06/22/25)	1,666	1,522,391

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Holding Companies - Diversified (continued)
4.00%, 03/30/25 (Call 02/28/25)	$1,272	$1,179,984
4.25%, 01/15/26 (Call 12/15/25)	2,460	2,228,096
5.25%, 04/15/24 (Call 03/15/24)	1,207	1,184,900
Owl Rock Capital Corp. III, 3.13%, 04/13/27 (Call 03/13/27)	2,790	2,243,857
OWL Rock Core Income Corp.
3.13%, 09/23/26 (Call 08/23/26)	610	510,027
4.70%, 02/08/27 (Call 01/08/27)	510	445,618
5.50%, 03/21/25	340	321,086
7.75%, 09/16/27 (Call 08/16/27)(f)	300	292,602
Owl Rock Technology Finance Corp., 2.50%, 01/15/27 (Call 12/15/26)	1,041	834,913
Prospect Capital Corp.
3.36%, 11/15/26 (Call 10/15/26)	1,725	1,399,596
3.44%, 10/15/28 (Call 08/15/28)	2,100	1,540,896
3.71%, 01/22/26 (Call 12/22/25)	1,894	1,627,969
Sixth Street Specialty Lending Inc.
2.50%, 08/01/26 (Call 07/01/26)	475	400,952
3.88%, 11/01/24 (Call 10/01/24)	1,314	1,247,223

		86,235,647

Home Builders — 0.1%
DR Horton Inc.
1.30%, 10/15/26 (Call 09/15/26)	3,975	3,322,305
1.40%, 10/15/27 (Call 08/15/27)	1,269	1,020,822
2.50%, 10/15/24 (Call 09/15/24)	2,449	2,308,770
2.60%, 10/15/25 (Call 09/15/25)	731	669,187
Lennar Corp.
4.50%, 04/30/24 (Call 01/31/24)	2,585	2,543,407
4.75%, 05/30/25 (Call 02/28/25)	2,620	2,544,780
4.75%, 11/29/27 (Call 05/29/27)	3,718	3,440,265
4.88%, 12/15/23 (Call 09/15/23)	2,070	2,053,916
5.00%, 06/15/27 (Call 12/15/26)	1,448	1,361,670
5.25%, 06/01/26 (Call 12/01/25)	2,191	2,129,586
5.88%, 11/15/24 (Call 05/15/24)	1,864	1,866,181
MDC Holdings Inc.
2.50%, 01/15/31 (Call 07/15/30)	1,682	1,149,428
3.85%, 01/15/30 (Call 07/15/29)	1,581	1,219,425
3.97%, 08/06/61 (Call 02/06/61)	1,020	511,418
6.00%, 01/15/43 (Call 10/15/42)	1,642	1,249,693
NVR Inc., 3.00%, 05/15/30 (Call 11/15/29)	858	695,924
PulteGroup Inc.
5.00%, 01/15/27 (Call 10/15/26)	1,380	1,327,298
5.50%, 03/01/26 (Call 12/01/25)	425	416,296
6.00%, 02/15/35	1,378	1,223,223
6.38%, 05/15/33	1,591	1,482,112
7.88%, 06/15/32	444	466,262
Toll Brothers Finance Corp.
3.80%, 11/01/29 (Call 08/01/29)	2,165	1,753,001
4.35%, 02/15/28 (Call 11/15/27)	2,030	1,769,389
4.88%, 11/15/25 (Call 08/15/25)(b)	2,102	1,997,047
4.88%, 03/15/27 (Call 12/15/26)	2,020	1,862,339

		40,383,744

Home Furnishings — 0.0%
Harman International Industries Inc., 4.15%, 05/15/25 (Call 02/15/25)	1,841	1,785,420
Leggett & Platt Inc.
3.50%, 11/15/27 (Call 08/15/27)	2,322	2,074,753
3.50%, 11/15/51 (Call 05/15/51)(b)	2,335	1,525,432
3.80%, 11/15/24 (Call 08/15/24)	2,153	2,078,786

Security	Par (000)	Value

Home Furnishings (continued)
4.40%, 03/15/29 (Call 12/15/28)	$2,062	$1,884,854
Whirlpool Corp.
2.40%, 05/15/31 (Call 02/15/31)	1,635	1,232,921
3.70%, 05/01/25(b)	1,741	1,676,774
4.00%, 03/01/24	1,193	1,172,289
4.50%, 06/01/46 (Call 12/01/45)	1,953	1,415,730
4.60%, 05/15/50 (Call 11/15/49)(b)	1,935	1,398,328
4.70%, 05/14/32 (Call 02/14/32)(b)	1,254	1,125,578
4.75%, 02/26/29 (Call 11/26/28)(b)	3,176	2,959,429

		20,330,294

Household Products & Wares — 0.1%
Avery Dennison Corp.
0.85%, 08/15/24 (Call 12/01/22)	267	247,052
2.25%, 02/15/32 (Call 11/15/31)	2,565	1,888,892
2.65%, 04/30/30 (Call 02/01/30)	1,527	1,210,178
4.88%, 12/06/28 (Call 09/06/28)	3,111	2,958,561
Church & Dwight Co. Inc.
2.30%, 12/15/31 (Call 09/15/31)	1,414	1,099,993
3.15%, 08/01/27 (Call 05/01/27)	3,156	2,881,680
3.95%, 08/01/47 (Call 02/01/47)	1,749	1,294,312
5.00%, 06/15/52 (Call 12/15/51)	2,000	1,740,700
5.60%, 11/15/32	1,810	1,806,651
Clorox Co. (The)
1.80%, 05/15/30 (Call 02/15/30)	1,419	1,090,019
3.10%, 10/01/27 (Call 07/01/27)	2,293	2,076,908
3.90%, 05/15/28 (Call 02/15/28)	2,398	2,237,742
4.40%, 05/01/29 (Call 03/01/29)	1,675	1,573,110
4.60%, 05/01/32 (Call 02/01/32)	2,499	2,319,497
Kimberly-Clark Corp.
1.05%, 09/15/27 (Call 07/15/27)	1,731	1,445,264
2.00%, 11/02/31 (Call 08/02/31)	1,435	1,120,807
2.75%, 02/15/26	1,399	1,306,470
2.88%, 02/07/50 (Call 08/07/49)(b)	1,424	915,774
3.05%, 08/15/25	1,208	1,151,333
3.10%, 03/26/30 (Call 12/26/29)	1,873	1,639,943
3.20%, 04/25/29 (Call 01/25/29)	1,330	1,187,344
3.20%, 07/30/46 (Call 01/30/46)	1,905	1,297,553
3.90%, 05/04/47 (Call 11/04/46)	1,402	1,067,315
3.95%, 11/01/28 (Call 08/01/28)	2,217	2,087,305
5.30%, 03/01/41	1,650	1,566,527
6.63%, 08/01/37	1,588	1,738,701

		40,949,631

Insurance — 0.7%
ACE Capital Trust II, Series N, 9.70%, 04/01/30	560	698,034
Aegon NV, 5.50%, 04/11/48 (Call 04/11/28), (6 mo. LIBOR US + 3.540%)(a)	2,470	2,267,114
Aflac Inc.
1.13%, 03/15/26 (Call 02/15/26)	495	433,348
2.88%, 10/15/26 (Call 07/15/26)	1,457	1,343,135
3.60%, 04/01/30 (Call 01/01/30)	4,598	4,085,369
4.00%, 10/15/46 (Call 04/15/46)	1,381	1,023,445
4.75%, 01/15/49 (Call 07/15/48)	2,443	2,020,630
Alleghany Corp.
3.25%, 08/15/51 (Call 02/15/51)	985	638,073
3.63%, 05/15/30 (Call 02/15/30)	2,989	2,654,142
4.90%, 09/15/44 (Call 03/15/44)(b)	1,725	1,481,551
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25 (Call 07/29/25)	2,500	2,378,850

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Allstate Corp. (The)
0.75%, 12/15/25 (Call 11/15/25)	$1,400	$1,214,822
1.45%, 12/15/30 (Call 09/15/30)	1,174	862,749
3.28%, 12/15/26 (Call 09/15/26)	2,652	2,466,784
3.85%, 08/10/49 (Call 02/10/49)	2,558	1,857,236
4.20%, 12/15/46 (Call 06/15/46)	3,132	2,448,973
4.50%, 06/15/43	1,073	885,697
5.35%, 06/01/33	1,464	1,414,927
5.55%, 05/09/35	2,341	2,298,183
5.95%, 04/01/36	216	218,024
6.50%, 05/15/67 (Call 05/15/37), (3 mo. LIBOR US + 2.120%)(a)	1,876	1,815,837
American Equity Investment Life Holding Co., 5.00%, 06/15/27 (Call 03/15/27)	1,562	1,462,782
American Financial Group Inc./OH
4.50%, 06/15/47 (Call 12/15/46)	465	351,224
5.25%, 04/02/30 (Call 01/02/30)	442	418,384
American International Group Inc.
2.50%, 06/30/25 (Call 05/30/25)(b)	3,836	3,561,764
3.40%, 06/30/30 (Call 03/30/30)	270	232,267
3.88%, 01/15/35 (Call 07/15/34)	100	82,197
3.90%, 04/01/26 (Call 01/01/26)	3,474	3,309,089
4.13%, 02/15/24	1,313	1,295,235
4.20%, 04/01/28 (Call 01/01/28)	280	259,526
4.38%, 06/30/50 (Call 12/30/49)	3,419	2,674,205
4.50%, 07/16/44 (Call 01/16/44)	175	139,697
4.75%, 04/01/48 (Call 10/01/47)	3,368	2,786,380
4.80%, 07/10/45 (Call 01/10/45)	3,360	2,782,013
6.25%, 05/01/36	355	358,312
Series A-9, 5.75%, 04/01/48 (Call 04/01/28), (3 mo. LIBOR US + 2.868%)(a)	2,623	2,341,657
Aon Corp.
2.80%, 05/15/30 (Call 02/15/30)	1,086	891,258
3.75%, 05/02/29 (Call 02/02/29)	2,387	2,128,488
4.50%, 12/15/28 (Call 09/15/28)	1,191	1,112,465
6.25%, 09/30/40	1,379	1,368,313
Aon Corp./Aon Global Holdings PLC
2.05%, 08/23/31 (Call 05/23/31)	3,455	2,578,812
2.60%, 12/02/31 (Call 09/02/31)	1,175	912,000
2.85%, 05/28/27 (Call 04/28/27)	1,290	1,145,275
2.90%, 08/23/51 (Call 02/23/51)	2,240	1,307,936
3.90%, 02/28/52 (Call 08/28/51)	2,170	1,538,031
5.00%, 09/12/32 (Call 06/12/32)	1,450	1,373,280
Aon Global Ltd.
3.50%, 06/14/24 (Call 03/14/24)	2,463	2,395,982
3.88%, 12/15/25 (Call 09/15/25)	986	938,485
4.60%, 06/14/44 (Call 03/14/44)	2,347	1,886,894
4.75%, 05/15/45 (Call 11/15/44)	2,484	2,017,306
Aon PLC, 4.00%, 11/27/23 (Call 08/27/23)	803	793,003
Arch Capital Finance LLC
4.01%, 12/15/26 (Call 09/15/26)	1,997	1,884,209
5.03%, 12/15/46 (Call 06/15/46)	1,049	851,358
Arch Capital Group Ltd.
3.64%, 06/30/50 (Call 12/30/49)	3,792	2,436,019
7.35%, 05/01/34	780	836,675
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	2,345	1,985,160
Arthur J Gallagher & Co.
2.40%, 11/09/31 (Call 08/09/31)	2,510	1,893,444
3.05%, 03/09/52 (Call 09/09/51)	1,430	830,859
3.50%, 05/20/51 (Call 11/20/50)	837	540,258

Security	Par (000)	Value

Insurance (continued)
Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	$1,996	$1,969,812
Assurant Inc.
2.65%, 01/15/32 (Call 10/15/31)	825	594,602
3.70%, 02/22/30 (Call 11/22/29)	2,107	1,732,755
4.90%, 03/27/28 (Call 12/27/27)	1,510	1,414,885
Assured Guaranty U.S. Holdings Inc.
3.15%, 06/15/31 (Call 03/15/31)	2,361	1,876,334
3.60%, 09/15/51 (Call 03/15/51)	570	348,464
5.00%, 07/01/24(b)	1,995	1,984,287
Athene Holding Ltd.
3.45%, 05/15/52 (Call 11/15/51)	985	572,374
3.50%, 01/15/31 (Call 10/15/30)	1,645	1,287,377
3.95%, 05/25/51 (Call 11/25/50)	2,280	1,457,558
4.13%, 01/12/28 (Call 10/12/27)	4,165	3,709,141
6.15%, 04/03/30 (Call 01/03/30)	1,182	1,145,677
AXIS Specialty Finance LLC
3.90%, 07/15/29 (Call 04/15/29)	1,474	1,274,332
4.90%, 01/15/40 (Call 01/15/30)(a)(b)	1,780	1,436,549
AXIS Specialty Finance PLC, 4.00%, 12/06/27 (Call 09/06/27)	1,584	1,450,485
Berkshire Hathaway Finance Corp.
1.45%, 10/15/30 (Call 07/15/30)	3,220	2,468,838
1.85%, 03/12/30 (Call 12/12/29)	3,016	2,414,459
2.30%, 03/15/27 (Call 02/15/27)(b)	3,790	3,425,099
2.50%, 01/15/51 (Call 07/15/50)	4,355	2,481,305
2.85%, 10/15/50 (Call 04/15/50)	4,904	3,017,382
2.88%, 03/15/32 (Call 12/15/31)	2,609	2,170,871
3.85%, 03/15/52 (Call 09/15/51)	4,050	2,977,317
4.20%, 08/15/48 (Call 02/15/48)	8,442	6,808,051
4.25%, 01/15/49 (Call 07/15/48)	5,239	4,278,482
4.30%, 05/15/43	3,092	2,552,817
4.40%, 05/15/42	3,703	3,163,880
5.75%, 01/15/40	3,288	3,318,085
Berkshire Hathaway Inc.
3.13%, 03/15/26 (Call 12/15/25)	10,416	9,871,764
4.50%, 02/11/43	4,505	3,932,730
Brighthouse Financial Inc.
3.70%, 06/22/27 (Call 03/22/27)(b)	145	131,242
3.85%, 12/22/51 (Call 06/22/51)	1,290	757,785
4.70%, 06/22/47 (Call 12/22/46)	3,577	2,475,284
5.63%, 05/15/30 (Call 02/15/30)(b)	2,754	2,562,349
Brown & Brown Inc.
2.38%, 03/15/31 (Call 12/15/30)	2,928	2,163,938
4.20%, 09/15/24 (Call 06/15/24)	2,660	2,593,553
4.20%, 03/17/32 (Call 12/17/31)	1,290	1,083,381
4.50%, 03/15/29 (Call 12/15/28)	2,015	1,841,952
4.95%, 03/17/52 (Call 09/17/51)	2,115	1,612,899
Chubb Corp. (The), 6.00%, 05/11/37	3,440	3,525,484
Chubb INA Holdings Inc.
1.38%, 09/15/30 (Call 06/15/30)	490	364,878
2.85%, 12/15/51 (Call 06/15/51)	1,165	713,714
3.05%, 12/15/61 (Call 06/15/61)	3,385	2,008,354
3.15%, 03/15/25	2,330	2,226,478
3.35%, 05/15/24	455	442,442
3.35%, 05/03/26 (Call 02/03/26)	1,437	1,353,050
4.15%, 03/13/43	2,315	1,836,628
4.35%, 11/03/45 (Call 05/03/45)	5,630	4,582,820
6.70%, 05/15/36	125	133,662

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Cincinnati Financial Corp.
6.13%, 11/01/34	$285	$285,598
6.92%, 05/15/28	799	835,203
CNA Financial Corp.
2.05%, 08/15/30 (Call 05/15/30)	770	583,860
3.45%, 08/15/27 (Call 05/15/27)	2,097	1,895,436
3.90%, 05/01/29 (Call 02/01/29)	2,306	2,032,900
3.95%, 05/15/24 (Call 02/15/24)	3,018	2,946,896
4.50%, 03/01/26 (Call 12/01/25)	2,399	2,311,341
CNO Financial Group Inc.
5.25%, 05/30/25 (Call 02/28/25)	888	870,853
5.25%, 05/30/29 (Call 02/28/29)(b)	2,250	2,050,245
Corebridge Financial Inc.
3.50%, 04/04/25 (Call 03/04/25)(f)	2,120	1,999,775
3.65%, 04/05/27 (Call 03/05/27)(f)	2,795	2,534,785
3.85%, 04/05/29 (Call 02/05/29)(f)	2,000	1,748,300
3.90%, 04/05/32 (Call 01/05/32)(f)	2,035	1,703,804
4.35%, 04/05/42 (Call 10/05/41)(f)	1,035	778,786
4.40%, 04/05/52 (Call 10/05/51)(f)	1,400	1,025,010
6.88%, 12/15/52 (Call 09/15/27)(a)(f)	200	179,802
Enstar Group Ltd.
3.10%, 09/01/31 (Call 03/01/31)	751	519,332
4.95%, 06/01/29 (Call 03/01/29)(b)	2,201	1,947,929
Equitable Holdings Inc.
4.35%, 04/20/28 (Call 01/20/28)	5,073	4,703,077
5.00%, 04/20/48 (Call 10/20/47)	4,462	3,577,052
7.00%, 04/01/28	169	177,741
Everest Reinsurance Holdings Inc.
3.13%, 10/15/52 (Call 04/15/52)	2,553	1,488,425
3.50%, 10/15/50 (Call 04/15/50)	3,264	2,069,931
4.87%, 06/01/44	1,596	1,273,002
Fairfax Financial Holdings Ltd.
3.38%, 03/03/31 (Call 12/03/30)	1,687	1,325,105
4.63%, 04/29/30 (Call 01/29/30)	1,252	1,104,189
4.85%, 04/17/28 (Call 01/17/28)	2,619	2,410,082
5.63%, 08/16/32 (Call 05/16/32)(f)	590	536,192
Fidelity National Financial Inc.
2.45%, 03/15/31 (Call 12/15/30)	2,379	1,733,887
3.20%, 09/17/51 (Call 03/17/51)	1,195	639,803
3.40%, 06/15/30 (Call 03/15/30)	2,490	2,000,541
4.50%, 08/15/28 (Call 05/15/28)	2,332	2,149,334
First American Financial Corp.
2.40%, 08/15/31 (Call 05/15/31)	2,112	1,474,810
4.00%, 05/15/30 (Call 02/15/30)	925	755,105
4.60%, 11/15/24	2,138	2,073,368
Globe Life Inc.
2.15%, 08/15/30 (Call 05/15/30)	3,372	2,560,764
4.55%, 09/15/28 (Call 06/15/28)(b)	2,295	2,177,289
4.80%, 06/15/32 (Call 03/15/32)	200	181,610
Hanover Insurance Group Inc. (The)
2.50%, 09/01/30 (Call 06/01/30)	2,160	1,621,404
4.50%, 04/15/26 (Call 01/15/26)	2,077	1,990,742
Hartford Financial Services Group Inc. (The)
2.80%, 08/19/29 (Call 05/19/29)	2,740	2,274,803
2.90%, 09/15/51 (Call 03/15/51)	1,180	692,495
3.60%, 08/19/49 (Call 02/19/49)	2,846	1,929,275
4.30%, 04/15/43	1,724	1,298,413
4.40%, 03/15/48 (Call 09/15/47)	1,823	1,427,336
5.95%, 10/15/36	1,175	1,126,343
6.10%, 10/01/41	1,754	1,677,719

Security	Par (000)	Value

Insurance (continued)
Jackson Financial Inc.
1.13%, 11/22/23	$550	$525,283
3.13%, 11/23/31 (Call 08/23/31)	590	435,727
4.00%, 11/23/51 (Call 05/23/51)	340	204,547
5.17%, 06/08/27 (Call 05/08/27)	1,005	960,338
5.67%, 06/08/32 (Call 03/08/32)	400	364,528
Kemper Corp.
2.40%, 09/30/30 (Call 06/30/30)(b)	950	721,363
3.80%, 02/23/32 (Call 11/23/31)	740	601,857
4.35%, 02/15/25 (Call 11/15/24)	575	557,060
Lincoln National Corp.
3.05%, 01/15/30 (Call 10/15/29)	1,550	1,274,937
3.35%, 03/09/25	1,398	1,337,103
3.40%, 01/15/31 (Call 10/15/30)(b)	1,654	1,366,287
3.40%, 03/01/32 (Call 12/01/31)	144	116,817
3.63%, 12/12/26 (Call 09/15/26)	1,258	1,168,871
3.80%, 03/01/28 (Call 12/01/27)	2,024	1,854,429
4.35%, 03/01/48 (Call 09/01/47)	1,813	1,327,769
4.38%, 06/15/50 (Call 12/15/49)(b)	1,057	762,478
6.30%, 10/09/37	1,150	1,114,741
7.00%, 06/15/40	1,852	1,875,909
Loews Corp.
3.20%, 05/15/30 (Call 02/15/30)	3,070	2,611,649
3.75%, 04/01/26 (Call 01/01/26)	3,687	3,542,322
4.13%, 05/15/43 (Call 11/15/42)	2,872	2,153,684
6.00%, 02/01/35	297	295,268
Manulife Financial Corp.
2.48%, 05/19/27 (Call 03/19/27)	2,190	1,942,705
3.70%, 03/16/32 (Call 12/16/31)(b)	2,540	2,167,306
4.06%, 02/24/32 (Call 02/24/27)(a)	2,666	2,356,157
4.15%, 03/04/26	3,841	3,696,233
5.38%, 03/04/46	1,148	1,041,833
Markel Corp.
3.35%, 09/17/29 (Call 06/17/29)	1,250	1,062,312
3.45%, 05/07/52 (Call 11/07/51)	2,205	1,397,198
3.50%, 11/01/27 (Call 08/01/27)	1,992	1,787,382
4.15%, 09/17/50 (Call 03/17/50)	2,076	1,463,622
4.30%, 11/01/47 (Call 05/01/47)	1,311	958,879
5.00%, 04/05/46	1,860	1,529,683
5.00%, 05/20/49 (Call 11/20/48)	1,595	1,301,137
Marsh & McLennan Companies Inc.
2.25%, 11/15/30 (Call 08/15/30)	2,965	2,334,967
2.38%, 12/15/31 (Call 09/15/31)(b)	255	198,186
2.90%, 12/15/51 (Call 06/15/51)	730	431,977
3.50%, 06/03/24 (Call 03/03/24)	4,228	4,110,250
3.50%, 03/10/25 (Call 12/10/24)	3,556	3,415,645
3.75%, 03/14/26 (Call 12/14/25)	3,344	3,183,655
3.88%, 03/15/24 (Call 02/15/24)	3,234	3,176,855
4.20%, 03/01/48 (Call 09/01/47)	2,895	2,217,773
4.35%, 01/30/47 (Call 07/30/46)	2,677	2,089,479
4.38%, 03/15/29 (Call 12/15/28)	5,852	5,527,331
4.75%, 03/15/39 (Call 09/15/38)	1,923	1,654,722
4.90%, 03/15/49 (Call 09/15/48)	3,251	2,771,705
5.75%, 11/01/32(b)	500	501,420
5.88%, 08/01/33	655	654,424
6.25%, 11/01/52(b)	500	510,730
Mercury General Corp., 4.40%, 03/15/27 (Call 12/15/26)	2,015	1,834,980
MetLife Inc.
3.00%, 03/01/25	3,323	3,172,468

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
3.60%, 04/10/24	$5,833	$5,704,441
3.60%, 11/13/25 (Call 08/13/25)	2,573	2,468,922
4.05%, 03/01/45	3,392	2,609,567
4.13%, 08/13/42	2,978	2,344,103
4.55%, 03/23/30 (Call 12/23/29)	3,790	3,604,783
4.60%, 05/13/46 (Call 11/13/45)	2,109	1,756,797
4.72%, 12/15/44	2,516	2,077,436
4.88%, 11/13/43	3,180	2,739,665
5.00%, 07/15/52 (Call 01/15/52)	1,620	1,414,130
5.70%, 06/15/35	4,363	4,315,312
5.88%, 02/06/41	3,172	3,041,092
6.38%, 06/15/34	1,016	1,064,372
6.40%, 12/15/66 (Call 12/15/31)	2,999	2,761,419
6.50%, 12/15/32	1,555	1,631,630
10.75%, 08/01/69 (Call 08/01/34)	2,062	2,659,733
Munich Re America Corp., Series B, 7.45%, 12/15/26(b)	235	250,884
Nationwide Financial Services Inc., 6.75%, 05/15/87	109	102,485
Old Republic International Corp.
3.85%, 06/11/51 (Call 12/11/50)	1,524	987,232
3.88%, 08/26/26 (Call 07/26/26)	3,337	3,128,938
4.88%, 10/01/24 (Call 09/01/24)	2,674	2,646,886
PartnerRe Finance B LLC
3.70%, 07/02/29 (Call 04/02/29)	2,306	2,020,725
4.50%, 10/01/50 (Call 04/01/30)(a)	177	144,820
Primerica Inc., 2.80%, 11/19/31 (Call 08/19/31)(b)	1,303	1,020,914
Principal Financial Group Inc.
2.13%, 06/15/30 (Call 03/15/30)	3,219	2,496,431
3.10%, 11/15/26 (Call 08/15/26)	2,484	2,256,441
3.40%, 05/15/25 (Call 02/15/25)	2,874	2,742,256
3.70%, 05/15/29 (Call 02/15/29)	1,430	1,268,653
4.30%, 11/15/46 (Call 05/15/46)	1,459	1,129,850
4.35%, 05/15/43	1,808	1,403,568
4.63%, 09/15/42	481	386,637
6.05%, 10/15/36	1,880	1,838,621
Progressive Corp. (The)
2.45%, 01/15/27	2,781	2,499,396
2.50%, 03/15/27 (Call 02/15/27)	1,980	1,768,180
3.00%, 03/15/32 (Call 12/15/31)	1,080	893,268
3.20%, 03/26/30 (Call 12/26/29)	3,266	2,824,894
3.70%, 01/26/45	717	520,169
3.70%, 03/15/52 (Call 09/15/51)	680	482,140
3.95%, 03/26/50 (Call 09/26/49)	1,724	1,279,329
4.00%, 03/01/29 (Call 12/01/28)	2,852	2,651,191
4.13%, 04/15/47 (Call 10/15/46)	5,006	3,907,083
4.20%, 03/15/48 (Call 09/15/47)	1,295	1,016,005
4.35%, 04/25/44	768	620,513
6.25%, 12/01/32	680	710,702
6.63%, 03/01/29	211	223,827
Prudential Financial Inc.
1.50%, 03/10/26 (Call 02/10/26)	1,906	1,689,993
2.10%, 03/10/30 (Call 12/10/29)	4,075	3,230,782
3.00%, 03/10/40 (Call 09/10/39)	2,182	1,495,674
3.70%, 10/01/50 (Call 07/01/30)(a)	280	217,969
3.70%, 03/13/51 (Call 09/13/50)	4,549	3,225,969
3.88%, 03/27/28 (Call 12/27/27)	1,532	1,439,100
3.91%, 12/07/47 (Call 06/07/47)	3,471	2,561,077
3.94%, 12/07/49 (Call 06/07/49)	3,919	2,879,289
4.35%, 02/25/50 (Call 08/25/49)	3,507	2,775,194
4.42%, 03/27/48 (Call 09/27/47)	1,883	1,507,304

Security	Par (000)	Value

Insurance (continued)
4.50%, 09/15/47 (Call 09/15/27), (3 mo. LIBOR US + 2.380%)(a)(b)	$2,877	$2,506,270
4.60%, 05/15/44(b)	2,721	2,247,764
5.13%, 03/01/52 (Call 11/28/31)(a)	370	315,310
5.20%, 03/15/44 (Call 03/15/24), (3 mo. LIBOR US + 3.040%)(a)	1,916	1,787,915
5.38%, 05/15/45 (Call 05/15/25), (3 mo. LIBOR US + 3.031%)(a)	3,322	3,111,585
5.70%, 12/14/36	2,129	2,080,288
5.70%, 09/15/48 (Call 09/15/28), (3 mo. LIBOR US + 2.665%)(a)(b)	3,577	3,269,807
5.75%, 07/15/33	217	215,474
6.63%, 12/01/37	865	893,268
6.63%, 06/21/40	645	657,713
Prudential PLC
3.13%, 04/14/30	2,161	1,772,733
3.63%, 03/24/32 (Call 12/24/31)	2,815	2,305,035
Reinsurance Group of America Inc.
3.15%, 06/15/30 (Call 03/15/30)	2,461	2,025,231
3.90%, 05/15/29 (Call 02/15/29)	2,778	2,473,059
3.95%, 09/15/26 (Call 06/15/26)	2,846	2,698,634
RenaissanceRe Finance Inc.
3.45%, 07/01/27 (Call 04/01/27)	1,363	1,247,445
3.70%, 04/01/25 (Call 01/01/25)	230	220,903
RenaissanceRe Holdings Ltd., 3.60%, 04/15/29 (Call 01/15/29)	2,370	2,088,397
Selective Insurance Group Inc., 5.38%, 03/01/49 (Call 09/01/48)	315	257,938
Stewart Information Services Corp., 3.60%, 11/15/31 (Call 08/15/31)	2,235	1,680,787
Swiss Re America Holding Corp., 7.00%, 02/15/26	554	580,459
Transatlantic Holdings Inc., 8.00%, 11/30/39(b)	1,618	1,883,336
Travelers Companies Inc. (The)
2.55%, 04/27/50 (Call 10/27/49)	2,026	1,167,057
3.05%, 06/08/51 (Call 12/08/50)	2,719	1,730,263
3.75%, 05/15/46 (Call 11/15/45)	1,845	1,360,318
4.00%, 05/30/47 (Call 11/30/46)	2,629	1,998,724
4.05%, 03/07/48 (Call 09/07/47)	1,590	1,214,680
4.10%, 03/04/49 (Call 09/04/48)	1,991	1,530,880
4.30%, 08/25/45 (Call 02/25/45)	1,487	1,177,749
4.60%, 08/01/43	990	829,244
5.35%, 11/01/40	2,452	2,309,637
6.25%, 06/15/37	3,083	3,206,135
6.75%, 06/20/36	1,102	1,195,053
Travelers Property Casualty Corp., 6.38%, 03/15/33	858	907,807
Trinity Acquisition PLC, 4.40%, 03/15/26 (Call 12/15/25)	1,733	1,650,492
Unum Group
4.00%, 06/15/29 (Call 03/15/29)	2,031	1,773,977
4.13%, 06/15/51 (Call 12/15/50)	2,000	1,258,060
4.50%, 12/15/49 (Call 06/15/49)	745	488,228
5.75%, 08/15/42	2,380	1,962,953
Voya Financial Inc.
3.65%, 06/15/26	2,682	2,489,996
4.70%, 01/23/48 (Call 01/23/28), (3 mo. LIBOR US + 2.084%)(a)	1,203	931,254
4.80%, 06/15/46	1,394	1,060,235
5.70%, 07/15/43	1,768	1,527,870
W R Berkley Corp.
3.15%, 09/30/61 (Call 03/30/61)	1,395	784,311

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
3.55%, 03/30/52 (Call 09/30/51)	$548	$359,630
4.00%, 05/12/50 (Call 11/12/49)	2,319	1,668,010
4.75%, 08/01/44	1,231	1,002,514
Willis North America Inc.
2.95%, 09/15/29 (Call 06/15/29)	2,294	1,862,499
3.60%, 05/15/24 (Call 03/15/24)	2,215	2,143,323
3.88%, 09/15/49 (Call 03/15/49)(b)	1,440	952,200
4.50%, 09/15/28 (Call 06/15/28)	2,903	2,668,002
4.65%, 06/15/27 (Call 05/15/27)	2,265	2,133,924
5.05%, 09/15/48 (Call 03/15/48)	2,422	1,907,713
XLIT Ltd.
5.25%, 12/15/43	1,025	944,507
5.50%, 03/31/45	2,600	2,298,738

		547,369,568

Internet — 0.4%
Alibaba Group Holding Ltd.
2.13%, 02/09/31 (Call 11/09/30)	2,225	1,601,778
2.70%, 02/09/41 (Call 08/09/40)	765	398,664
3.15%, 02/09/51 (Call 08/09/50)	5,840	2,844,839
3.25%, 02/09/61 (Call 08/09/60)	3,253	1,509,132
3.40%, 12/06/27 (Call 09/06/27)(b)	9,639	8,282,889
3.60%, 11/28/24 (Call 08/28/24)	10,089	9,569,517
4.00%, 12/06/37 (Call 06/06/37)	4,255	2,918,079
4.20%, 12/06/47 (Call 06/06/47)(b)	6,670	4,076,504
4.40%, 12/06/57 (Call 06/06/57)	3,170	1,887,608
4.50%, 11/28/34 (Call 05/28/34)	2,867	2,215,388
Alphabet Inc.
0.45%, 08/15/25 (Call 07/15/25)	3,438	3,073,091
0.80%, 08/15/27 (Call 06/15/27)(b)	4,085	3,440,224
1.10%, 08/15/30 (Call 05/15/30)	7,189	5,525,034
1.90%, 08/15/40 (Call 02/15/40)	4,498	2,852,227
2.00%, 08/15/26 (Call 05/15/26)	9,001	8,195,410
2.05%, 08/15/50 (Call 02/15/50)	8,723	4,985,369
2.25%, 08/15/60 (Call 02/15/60)	2,615	1,429,856
3.38%, 02/25/24	2,666	2,626,623
Amazon.com Inc.
0.45%, 05/12/24	9,890	9,273,062
0.80%, 06/03/25 (Call 05/03/25)	2,105	1,905,214
1.00%, 05/12/26 (Call 04/12/26)	10,335	9,047,569
1.20%, 06/03/27 (Call 04/03/27)	1,758	1,496,427
1.50%, 06/03/30 (Call 03/03/30)	5,630	4,403,054
1.65%, 05/12/28 (Call 03/12/28)	10,090	8,523,729
2.10%, 05/12/31 (Call 02/12/31)	9,910	7,934,342
2.50%, 06/03/50 (Call 12/03/49)	6,976	4,153,929
2.70%, 06/03/60 (Call 12/03/59)	7,155	4,054,166
2.73%, 04/13/24	25	24,342
2.80%, 08/22/24 (Call 06/22/24)	9,704	9,383,089
2.88%, 05/12/41 (Call 11/12/40)(b)	7,269	5,152,267
3.00%, 04/13/25	305	293,242
3.10%, 05/12/51 (Call 11/12/50)	10,890	7,293,033
3.15%, 08/22/27 (Call 05/22/27)	13,863	12,837,415
3.25%, 05/12/61 (Call 11/12/60)	5,045	3,241,009
3.30%, 04/13/27 (Call 03/13/27)	4,895	4,593,174
3.45%, 04/13/29 (Call 02/13/29)	3,000	2,752,410
3.60%, 04/13/32 (Call 01/13/32)	6,840	6,120,706
3.80%, 12/05/24 (Call 09/05/24)	6,915	6,797,929
3.88%, 08/22/37 (Call 02/22/37)	10,547	8,970,645
3.95%, 04/13/52 (Call 10/13/51)	8,490	6,660,914
4.05%, 08/22/47 (Call 02/22/47)	11,548	9,390,487
4.10%, 04/13/62 (Call 10/13/61)	4,505	3,454,029

Security	Par (000)	Value

Internet (continued)
4.25%, 08/22/57 (Call 02/22/57)	$6,691	$5,383,244
4.80%, 12/05/34 (Call 06/05/34)	4,532	4,410,678
4.95%, 12/05/44 (Call 06/05/44)(b)	5,058	4,735,957
5.20%, 12/03/25 (Call 09/03/25)	3,481	3,533,076
Baidu Inc.
1.63%, 02/23/27 (Call 01/23/27)	1,524	1,260,074
1.72%, 04/09/26 (Call 03/09/26)	520	453,040
2.38%, 10/09/30 (Call 07/09/30)	25	18,205
2.38%, 08/23/31 (Call 05/23/31)(b)	760	540,064
3.08%, 04/07/25 (Call 03/07/25)(b)	545	508,774
3.43%, 04/07/30 (Call 01/07/30)	1,425	1,143,377
3.63%, 07/06/27(b)	1,764	1,575,869
4.13%, 06/30/25	2,390	2,276,093
4.38%, 05/14/24 (Call 04/14/24)(b)	2,834	2,769,725
4.38%, 03/29/28 (Call 12/29/27)(b)	2,260	1,991,625
4.88%, 11/14/28 (Call 08/14/28)	1,965	1,757,830
Booking Holdings Inc.
3.55%, 03/15/28 (Call 12/15/27)	3,619	3,292,349
3.60%, 06/01/26 (Call 03/01/26)	3,846	3,634,162
3.65%, 03/15/25 (Call 12/15/24)	3,061	2,948,906
4.63%, 04/13/30 (Call 01/13/30)	5,449	5,138,679
eBay Inc.
1.40%, 05/10/26 (Call 04/10/26)	3,655	3,180,873
1.90%, 03/11/25 (Call 02/11/25)	3,997	3,693,868
2.60%, 05/10/31 (Call 02/10/31)(b)	2,815	2,203,864
2.70%, 03/11/30 (Call 12/11/29)	4,151	3,378,291
3.45%, 08/01/24 (Call 05/01/24)	4,173	4,057,617
3.60%, 06/05/27 (Call 03/05/27)	3,565	3,279,836
3.65%, 05/10/51 (Call 11/10/50)	2,015	1,326,072
4.00%, 07/15/42 (Call 01/15/42)	2,996	2,207,393
Expedia Group Inc.
2.95%, 03/15/31 (Call 12/15/30)(b)	2,613	1,985,201
3.25%, 02/15/30 (Call 11/15/29)	4,009	3,233,539
3.80%, 02/15/28 (Call 11/15/27)	1,779	1,581,656
4.63%, 08/01/27 (Call 05/01/27)	816	764,045
5.00%, 02/15/26 (Call 11/15/25)	4,212	4,070,393
JD.com Inc.
3.38%, 01/14/30 (Call 10/14/29)(b)	2,265	1,795,080
3.88%, 04/29/26(b)	885	820,501
4.13%, 01/14/50 (Call 07/14/49)	1,975	1,244,309
Meta Platforms Inc.
3.50%, 08/15/27 (Call 07/15/27)(f)	10,370	9,526,919
3.85%, 08/15/32 (Call 05/15/32)(f)	8,985	7,660,970
4.45%, 08/15/52 (Call 02/15/52)(f)	7,605	5,655,991
4.65%, 08/15/62 (Call 02/15/62)(f)	4,990	3,692,101
Tencent Music Entertainment Group
1.38%, 09/03/25 (Call 08/03/25)	1,214	1,061,692
2.00%, 09/03/30 (Call 06/03/30)	2,971	2,015,556
VeriSign Inc.
2.70%, 06/15/31 (Call 03/15/31)	3,110	2,415,692
4.75%, 07/15/27 (Call 12/01/22)	2,530	2,433,835
5.25%, 04/01/25 (Call 01/01/25)	2,075	2,055,080
Weibo Corp.
3.38%, 07/08/30 (Call 04/08/30)(b)	2,719	1,876,491
3.50%, 07/05/24 (Call 06/05/24)	2,546	2,397,797

		332,174,804

Iron & Steel — 0.1%
ArcelorMittal SA
4.25%, 07/16/29(b)	2,010	1,778,006
4.55%, 03/11/26	2,770	2,646,043

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iron & Steel (continued)
6.75%, 03/01/41	$1,510	$1,375,897
7.00%, 10/15/39(b)	2,225	2,098,820
Nucor Corp.
2.00%, 06/01/25 (Call 05/01/25)	3,767	3,463,719
2.70%, 06/01/30 (Call 03/01/30)	3,124	2,549,184
2.98%, 12/15/55 (Call 06/15/55)	5,302	2,991,123
3.13%, 04/01/32 (Call 01/01/32)	60	48,661
3.85%, 04/01/52 (Call 09/01/51)	240	167,458
3.95%, 05/23/25	2,370	2,295,582
3.95%, 05/01/28 (Call 02/01/28)(b)	1,093	1,005,320
4.30%, 05/23/27 (Call 04/23/27)	2,690	2,564,108
4.40%, 05/01/48 (Call 11/01/47)	199	154,432
5.20%, 08/01/43 (Call 02/01/43)(b)	405	355,776
6.40%, 12/01/37	308	313,683
Reliance Steel & Aluminum Co.
1.30%, 08/15/25 (Call 07/15/25)	2,883	2,563,938
2.15%, 08/15/30 (Call 05/15/30)(b)	165	124,539
Steel Dynamics Inc.
1.65%, 10/15/27 (Call 08/15/27)	705	575,047
2.40%, 06/15/25 (Call 05/15/25)	1,687	1,560,593
2.80%, 12/15/24 (Call 11/15/24)	3,053	2,895,251
3.25%, 01/15/31 (Call 10/15/30)	2,236	1,818,516
3.25%, 10/15/50 (Call 04/15/50)	1,644	972,705
3.45%, 04/15/30 (Call 01/15/30)	1,419	1,194,798
5.00%, 12/15/26 (Call 12/01/22)	2,323	2,240,232
Vale Overseas Ltd.
3.75%, 07/08/30 (Call 04/08/30)	4,229	3,486,303
6.25%, 08/10/26	3,378	3,433,264
6.88%, 11/21/36	6,985	6,761,061
6.88%, 11/10/39	4,705	4,474,737
8.25%, 01/17/34	490	534,110
Vale SA, 5.63%, 09/11/42(b)	996	877,117

		57,320,023

Leisure Time — 0.0%
Brunswick Corp.
0.85%, 08/18/24 (Call 12/01/22)	1,903	1,742,006
2.40%, 08/18/31 (Call 05/18/31)	1,209	846,421
4.40%, 09/15/32 (Call 06/15/32)(b)	2,185	1,726,980
5.10%, 04/01/52 (Call 10/01/51)	1,385	920,734
Harley-Davidson Inc.
3.50%, 07/28/25 (Call 04/28/25)	2,724	2,559,062
4.63%, 07/28/45 (Call 01/28/45)	1,979	1,385,300

		9,180,503

Lodging — 0.1%
Choice Hotels International Inc.
3.70%, 12/01/29 (Call 09/01/29)	1,926	1,613,603
3.70%, 01/15/31 (Call 10/15/30)	970	795,177
Hyatt Hotels Corp.
1.80%, 10/01/24 (Call 12/01/22)	1,215	1,134,239
4.38%, 09/15/28 (Call 06/15/28)	2,345	2,094,038
4.85%, 03/15/26 (Call 12/15/25)	2,965	2,843,168
5.63%, 04/23/25 (Call 03/23/25)	1,938	1,907,670
6.00%, 04/23/30 (Call 01/23/30)	2,022	1,925,247
Marriott International Inc./MD
3.60%, 04/15/24 (Call 03/15/24)	2,445	2,389,058
3.75%, 03/15/25 (Call 12/15/24)	2,086	2,000,307
3.75%, 10/01/25 (Call 07/01/25)	1,930	1,836,685
5.00%, 10/15/27 (Call 09/15/27)	2,290	2,204,926
Series AA, 4.65%, 12/01/28 (Call 09/01/28)(b)	1,904	1,762,304

Security	Par (000)	Value

Lodging (continued)
Series EE, 5.75%, 05/01/25 (Call 04/01/25)	$2,871	$2,899,165
Series FF, 4.63%, 06/15/30 (Call 03/15/30)	4,807	4,319,186
Series GG, 3.50%, 10/15/32 (Call 07/15/32)	2,334	1,866,850
Series HH, 2.85%, 04/15/31 (Call 01/15/31)	431	335,917
Series II, 2.75%, 10/15/33 (Call 07/15/33)(b)	2,300	1,665,591
Series R, 3.13%, 06/15/26 (Call 03/15/26)	3,438	3,140,922
Series X, 4.00%, 04/15/28 (Call 01/15/28)	1,724	1,555,669
Series Z, 4.15%, 12/01/23 (Call 11/01/23)	111	109,686

		38,399,408

Machinery — 0.3%
ABB Finance USA Inc.
3.80%, 04/03/28 (Call 01/03/28)	710	663,090
4.38%, 05/08/42	260	211,916
Caterpillar Financial Services Corp.
0.45%, 05/17/24	51	47,627
0.60%, 09/13/24	439	405,702
0.80%, 11/13/25	684	605,880
0.90%, 03/02/26	670	587,396
0.95%, 01/10/24	975	931,203
1.10%, 09/14/27	1,061	885,373
1.15%, 09/14/26	3,230	2,797,277
1.45%, 05/15/25	1,125	1,034,280
1.70%, 01/08/27(b)	3,135	2,749,708
2.15%, 11/08/24	4,461	4,228,716
2.40%, 08/09/26	2,389	2,173,703
2.85%, 05/17/24	3,284	3,185,776
3.25%, 12/01/24(b)	2,850	2,760,253
3.30%, 06/09/24	4,170	4,067,126
3.60%, 08/12/27	4,375	4,103,006
3.65%, 12/07/23	1,431	1,414,329
3.65%, 08/12/25	2,715	2,629,912
3.75%, 11/24/23	3,293	3,262,803
Caterpillar Inc.
1.90%, 03/12/31 (Call 12/12/30)	250	197,232
2.60%, 09/19/29 (Call 06/19/29)	2,993	2,559,344
2.60%, 04/09/30 (Call 01/09/30)	4,125	3,488,141
3.25%, 09/19/49 (Call 03/19/49)	3,884	2,753,445
3.25%, 04/09/50 (Call 10/09/49)(b)	4,357	3,089,462
3.40%, 05/15/24 (Call 02/15/24)(b)	4,486	4,387,173
3.80%, 08/15/42	5,923	4,775,656
4.30%, 05/15/44 (Call 11/15/43)(b)	2,077	1,781,381
4.75%, 05/15/64 (Call 11/15/63)	2,423	2,068,467
5.20%, 05/27/41	1,706	1,651,050
5.30%, 09/15/35	550	542,960
6.05%, 08/15/36	1,188	1,248,647
CNH Industrial Capital LLC
1.45%, 07/15/26 (Call 06/15/26)	1,435	1,227,126
1.88%, 01/15/26 (Call 12/15/25)	1,685	1,485,429
3.95%, 05/23/25	1,450	1,389,419
4.20%, 01/15/24	2,065	2,032,249
5.45%, 10/14/25	1,000	989,500
CNH Industrial NV, 3.85%, 11/15/27 (Call 08/15/27)	2,585	2,340,588
Crane Holdings Co.
4.20%, 03/15/48 (Call 09/15/47)	1,263	823,552
4.45%, 12/15/23 (Call 09/15/23)	967	958,046
Deere & Co.
2.75%, 04/15/25 (Call 03/15/25)	3,030	2,883,712
2.88%, 09/07/49 (Call 03/07/49)(b)	1,890	1,260,611
3.10%, 04/15/30 (Call 01/15/30)	2,581	2,263,253
3.75%, 04/15/50 (Call 10/15/49)(b)	3,296	2,587,228

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
3.90%, 06/09/42 (Call 12/09/41)(b)	$3,949	$3,280,948
5.38%, 10/16/29	1,495	1,518,307
7.13%, 03/03/31	775	870,511
Dover Corp.
2.95%, 11/04/29 (Call 08/04/29)	2,105	1,784,619
3.15%, 11/15/25 (Call 08/15/25)	2,466	2,314,859
5.38%, 10/15/35(b)	142	133,031
5.38%, 03/01/41 (Call 12/01/40)	1,940	1,761,054
Flowserve Corp.
2.80%, 01/15/32 (Call 10/15/31)	1,820	1,304,867
3.50%, 10/01/30 (Call 07/01/30)(b)	2,018	1,611,212
IDEX Corp.
2.63%, 06/15/31 (Call 03/15/31)	1,495	1,192,980
3.00%, 05/01/30 (Call 02/01/30)	1,199	1,003,695
John Deere Capital Corp.
0.45%, 01/17/24	1,315	1,249,079
0.45%, 06/07/24	2,615	2,439,926
0.63%, 09/10/24	1,460	1,352,748
0.70%, 01/15/26	3,325	2,906,316
1.05%, 06/17/26(b)	2,130	1,858,553
1.25%, 01/10/25(b)	1,625	1,506,456
1.30%, 10/13/26	1,525	1,325,408
1.45%, 01/15/31	2,595	1,959,796
1.50%, 03/06/28	1,475	1,231,300
1.70%, 01/11/27	2,170	1,903,068
1.75%, 03/09/27	2,221	1,932,314
2.00%, 06/17/31	2,785	2,183,579
2.05%, 01/09/25	2,865	2,699,059
2.13%, 03/07/25	40	37,560
2.25%, 09/14/26	2,051	1,860,688
2.35%, 03/08/27	600	537,762
2.45%, 01/09/30	2,564	2,144,812
2.60%, 03/07/24	2,850	2,766,523
2.65%, 06/24/24	4,438	4,282,404
2.65%, 06/10/26	1,149	1,063,894
2.80%, 09/08/27	2,300	2,074,692
2.80%, 07/18/29	2,241	1,939,787
3.05%, 01/06/28	805	733,935
3.35%, 06/12/24	1,115	1,088,987
3.35%, 04/18/29	1,975	1,785,913
3.40%, 06/06/25	1,370	1,322,187
3.40%, 09/11/25	710	681,579
3.45%, 01/10/24	811	798,478
3.45%, 03/13/25	3,858	3,733,888
3.45%, 03/07/29	2,959	2,690,678
3.90%, 06/07/32	20	18,136
4.05%, 09/08/25(b)	2,315	2,261,547
4.15%, 09/15/27	2,720	2,616,994
4.35%, 09/15/32	2,430	2,282,961
4.55%, 10/11/24	1,310	1,303,424
4.85%, 10/11/29	1,835	1,803,952
nVent Finance Sarl
2.75%, 11/15/31 (Call 08/15/31)(b)	1,503	1,101,939
4.55%, 04/15/28 (Call 01/15/28)	2,374	2,123,970
Oshkosh Corp.
3.10%, 03/01/30 (Call 12/01/29)	886	708,685
4.60%, 05/15/28 (Call 02/15/28)	1,608	1,477,720
Otis Worldwide Corp.
2.06%, 04/05/25 (Call 03/05/25)	4,669	4,321,673
2.29%, 04/05/27 (Call 02/05/27)(b)	1,543	1,354,677

Security	Par (000)	Value

Machinery (continued)
2.57%, 02/15/30 (Call 11/15/29)	$5,981	$4,871,704
3.11%, 02/15/40 (Call 08/15/39)	3,238	2,249,795
3.36%, 02/15/50 (Call 08/15/49)	2,351	1,528,268
Rockwell Automation Inc.
1.75%, 08/15/31 (Call 05/15/31)	1,245	944,071
2.80%, 08/15/61 (Call 02/15/61)	1,913	1,060,586
2.88%, 03/01/25 (Call 12/01/24)	1,042	993,516
3.50%, 03/01/29 (Call 12/01/28)	1,798	1,633,213
4.20%, 03/01/49 (Call 09/01/48)	2,683	2,145,112
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/25 (Call 05/15/25)	2,314	2,149,243
3.45%, 11/15/26 (Call 08/15/26)	3,453	3,114,157
4.40%, 03/15/24 (Call 02/15/24)	2,568	2,518,386
4.95%, 09/15/28 (Call 06/15/28)	4,930	4,599,591
Xylem Inc./NY
1.95%, 01/30/28 (Call 11/30/27)	2,592	2,175,232
2.25%, 01/30/31 (Call 10/30/30)	2,133	1,675,685
3.25%, 11/01/26 (Call 08/01/26)	3,323	3,052,209
4.38%, 11/01/46 (Call 05/01/46)	1,165	914,234

		215,396,879

Manufacturing — 0.2%
3M Co.
2.00%, 02/14/25 (Call 01/14/25)	3,578	3,345,680
2.25%, 09/19/26 (Call 06/19/26)	3,120	2,814,146
2.38%, 08/26/29 (Call 05/26/29)	3,620	2,988,600
2.65%, 04/15/25 (Call 03/15/25)	1,230	1,159,410
2.88%, 10/15/27 (Call 07/15/27)	3,328	2,997,796
3.00%, 08/07/25	1,893	1,795,794
3.05%, 04/15/30 (Call 01/15/30)(b)	1,550	1,325,870
3.13%, 09/19/46 (Call 03/19/46)	2,072	1,341,744
3.25%, 02/14/24 (Call 01/14/24)(b)	4,089	4,001,005
3.25%, 08/26/49 (Call 02/26/49)(b)	2,796	1,860,319
3.38%, 03/01/29 (Call 12/01/28)(b)	3,023	2,714,533
3.63%, 09/14/28 (Call 06/14/28)(b)	2,390	2,201,788
3.63%, 10/15/47 (Call 04/15/47)	2,011	1,406,916
3.70%, 04/15/50 (Call 10/15/49)(b)	2,252	1,607,297
3.88%, 06/15/44	1,105	819,081
4.00%, 09/14/48 (Call 03/14/48)(b)	3,910	2,954,631
5.70%, 03/15/37	1,272	1,241,524
Carlisle Companies Inc.
2.20%, 03/01/32 (Call 12/01/31)(b)	925	680,615
2.75%, 03/01/30 (Call 12/01/29)	3,259	2,626,787
3.50%, 12/01/24 (Call 10/01/24)	2,347	2,248,661
3.75%, 12/01/27 (Call 09/01/27)	1,480	1,350,174
Eaton Corp.
3.10%, 09/15/27 (Call 06/15/27)	2,662	2,419,545
3.92%, 09/15/47	2,509	1,884,033
4.00%, 11/02/32	2,884	2,548,389
4.15%, 03/15/33 (Call 12/15/32)	900	799,290
4.15%, 11/02/42	2,649	2,133,028
4.70%, 08/23/52 (Call 02/23/52)	535	455,167
GE Capital Funding LLC, 4.55%, 05/15/32 (Call 02/15/32)	4,408	4,073,830
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	405	385,086
4.42%, 11/15/35	22,673	19,984,662
General Electric Co.
4.35%, 05/01/50 (Call 11/01/49)(b)	695	550,183
4.50%, 03/11/44	50	41,214
5.88%, 01/14/38	445	438,494

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
6.75%, 03/15/32	$6,260	$6,813,697
6.88%, 01/10/39	375	401,513
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)	5,149	4,732,086
3.50%, 03/01/24 (Call 12/01/23)	4,119	4,048,565
3.90%, 09/01/42 (Call 03/01/42)	1,822	1,459,695
4.88%, 09/15/41 (Call 03/15/41)	1,975	1,807,599
Parker-Hannifin Corp.
2.70%, 06/14/24 (Call 05/14/24)	2,507	2,402,207
3.25%, 03/01/27 (Call 12/01/26)	3,961	3,618,532
3.25%, 06/14/29 (Call 03/14/29)	2,343	2,035,481
3.30%, 11/21/24 (Call 08/21/24)	1,107	1,067,912
3.65%, 06/15/24	2,270	2,208,687
4.00%, 06/14/49 (Call 12/14/48)	2,776	2,051,769
4.10%, 03/01/47 (Call 09/01/46)	2,086	1,567,629
4.20%, 11/21/34 (Call 05/21/34)	1,930	1,657,735
4.25%, 09/15/27 (Call 08/15/27)	1,755	1,664,389
4.45%, 11/21/44 (Call 05/21/44)	1,727	1,360,375
4.50%, 09/15/29 (Call 07/15/29)	2,873	2,684,617
6.25%, 05/15/38	1,276	1,264,312
Pentair Finance Sarl
4.50%, 07/01/29 (Call 04/01/29)	2,103	1,863,111
5.90%, 07/15/32 (Call 04/15/32)	1,005	949,735
Textron Inc.
2.45%, 03/15/31 (Call 12/15/30)	2,603	1,996,137
3.00%, 06/01/30 (Call 03/01/30)	1,400	1,146,880
3.38%, 03/01/28 (Call 12/01/27)	1,458	1,282,384
3.65%, 03/15/27 (Call 12/15/26)	1,820	1,659,239
3.88%, 03/01/25 (Call 12/01/24)	1,230	1,188,082
3.90%, 09/17/29 (Call 06/17/29)	1,524	1,343,528
4.00%, 03/15/26 (Call 12/15/25)(b)	1,874	1,785,622
4.30%, 03/01/24 (Call 12/01/23)	1,845	1,821,200
Trane Technologies Global Holding Co. Ltd.
3.75%, 08/21/28 (Call 05/21/28)	2,348	2,143,489
4.30%, 02/21/48 (Call 08/21/47)	1,103	801,605
5.75%, 06/15/43	1,717	1,591,590
Trane Technologies Luxembourg Finance SA
3.50%, 03/21/26 (Call 01/21/26)	1,574	1,465,898
3.55%, 11/01/24 (Call 08/01/24)	2,860	2,760,501
3.80%, 03/21/29 (Call 12/21/28)	2,950	2,630,722
4.50%, 03/21/49 (Call 09/21/48)	1,395	1,065,110
4.65%, 11/01/44 (Call 05/01/44)	1,223	969,472

		150,506,397

Media — 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25%, 01/15/29 (Call 11/15/28)	4,480	3,526,477
2.30%, 02/01/32 (Call 11/01/31)	2,905	2,074,780
2.80%, 04/01/31 (Call 01/01/31)	6,379	4,843,575
3.50%, 06/01/41 (Call 12/01/40)	4,942	3,116,376
3.50%, 03/01/42 (Call 09/01/41)	4,295	2,696,057
3.70%, 04/01/51 (Call 10/01/50)	5,309	3,185,347
3.75%, 02/15/28 (Call 11/15/27)	3,751	3,302,568
3.85%, 04/01/61 (Call 10/01/60)	6,225	3,572,528
3.90%, 06/01/52 (Call 12/01/51)	8,110	5,016,684
3.95%, 06/30/62 (Call 12/30/61)	3,095	1,817,044
4.20%, 03/15/28 (Call 12/15/27)	4,473	4,003,559
4.40%, 04/01/33 (Call 01/01/33)	3,775	3,143,027
4.40%, 12/01/61 (Call 06/01/61)	5,198	3,302,341
4.50%, 02/01/24 (Call 01/01/24)	4,404	4,336,090

Security	Par (000)	Value

Media (continued)
4.80%, 03/01/50 (Call 09/01/49)	$9,191	$6,489,765
4.91%, 07/23/25 (Call 04/23/25)(b)	15,287	14,842,301
5.05%, 03/30/29 (Call 12/30/28)	4,328	3,984,616
5.13%, 07/01/49 (Call 01/01/49)	4,420	3,262,888
5.25%, 04/01/53 (Call 10/01/52)	5,800	4,371,866
5.38%, 04/01/38 (Call 10/01/37)	2,547	2,051,761
5.38%, 05/01/47 (Call 11/01/46)	8,093	6,239,298
5.50%, 04/01/63 (Call 10/01/62)	1,285	970,239
5.75%, 04/01/48 (Call 10/01/47)	7,811	6,281,762
6.38%, 10/23/35 (Call 04/23/35)	6,690	6,121,283
6.48%, 10/23/45 (Call 04/23/45)	11,569	10,227,343
6.83%, 10/23/55 (Call 04/23/55)	2,383	2,150,824
Comcast Corp.
1.50%, 02/15/31 (Call 11/15/30)	6,165	4,594,898
1.95%, 01/15/31 (Call 10/15/30)	5,506	4,266,269
2.35%, 01/15/27 (Call 10/15/26)	2,776	2,481,133
2.45%, 08/15/52 (Call 02/15/52)(b)	5,000	2,731,000
2.65%, 02/01/30 (Call 11/01/29)	4,590	3,835,129
2.65%, 08/15/62 (Call 02/15/62)	4,424	2,317,380
2.80%, 01/15/51 (Call 07/15/50)	5,199	3,088,726
2.89%, 11/01/51 (Call 05/01/51)	13,125	7,884,581
2.94%, 11/01/56 (Call 05/01/56)	19,371	11,220,652
2.99%, 11/01/63 (Call 05/01/63)	13,083	7,374,756
3.15%, 03/01/26 (Call 12/01/25)	9,509	8,936,178
3.15%, 02/15/28 (Call 11/15/27)	5,342	4,817,736
3.20%, 07/15/36 (Call 01/15/36)	3,215	2,446,068
3.25%, 11/01/39 (Call 05/01/39)	2,217	1,608,434
3.30%, 02/01/27 (Call 11/01/26)	4,631	4,289,001
3.30%, 04/01/27 (Call 02/01/27)	2,549	2,353,619
3.38%, 02/15/25 (Call 11/15/24)	3,457	3,333,136
3.38%, 08/15/25 (Call 05/15/25)	5,979	5,716,103
3.40%, 04/01/30 (Call 01/01/30)	5,650	4,972,791
3.40%, 07/15/46 (Call 01/15/46)	1,837	1,253,789
3.45%, 02/01/50 (Call 08/01/49)	5,915	3,994,932
3.55%, 05/01/28 (Call 02/01/28)	3,886	3,554,485
3.70%, 04/15/24 (Call 03/15/24)	9,311	9,138,188
3.75%, 04/01/40 (Call 10/01/39)	6,354	4,902,429
3.90%, 03/01/38 (Call 09/01/37)	3,864	3,124,662
3.95%, 10/15/25 (Call 08/15/25)	4,671	4,517,511
3.97%, 11/01/47 (Call 05/01/47)	4,677	3,476,508
4.00%, 08/15/47 (Call 02/15/47)	4,322	3,237,653
4.00%, 03/01/48 (Call 09/01/47)	4,691	3,517,312
4.00%, 11/01/49 (Call 05/01/49)	5,393	3,984,672
4.05%, 11/01/52 (Call 05/01/52)	3,639	2,695,516
4.15%, 10/15/28 (Call 07/15/28)	6,539	6,135,021
4.20%, 08/15/34 (Call 02/15/34)	4,890	4,273,909
4.25%, 10/15/30 (Call 07/15/30)	4,464	4,103,711
4.25%, 01/15/33	6,907	6,220,651
4.40%, 08/15/35	4,214	3,694,540
4.60%, 10/15/38 (Call 04/15/38)	3,920	3,399,071
4.60%, 08/15/45 (Call 02/15/45)	3,906	3,196,006
4.65%, 07/15/42	3,127	2,609,700
4.70%, 10/15/48 (Call 04/15/48)	7,573	6,349,960
4.75%, 03/01/44	2,959	2,483,459
4.95%, 10/15/58 (Call 04/15/58)	3,624	3,055,286
5.25%, 11/07/25	470	469,873
5.35%, 11/15/27	2,350	2,348,943
5.50%, 11/15/32	2,720	2,702,810
5.65%, 06/15/35	3,311	3,260,607
6.45%, 03/15/37	50	51,993

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
6.50%, 11/15/35	$3,252	$3,418,502
6.55%, 07/01/39	855	900,443
6.95%, 08/15/37	1,130	1,227,937
7.05%, 03/15/33	1,922	2,089,445
Discovery Communications LLC
3.45%, 03/15/25 (Call 12/15/24)	2,141	2,009,072
3.63%, 05/15/30 (Call 02/15/30)	3,477	2,808,790
3.80%, 03/13/24 (Call 01/13/24)	1,544	1,500,892
3.90%, 11/15/24 (Call 08/15/24)	2,028	1,944,730
3.95%, 06/15/25 (Call 03/15/25)	1,883	1,779,510
3.95%, 03/20/28 (Call 12/20/27)	6,455	5,601,649
4.00%, 09/15/55 (Call 03/15/55)	6,653	3,818,090
4.13%, 05/15/29 (Call 02/15/29)	2,418	2,042,775
4.65%, 05/15/50 (Call 11/15/49)	3,193	2,091,702
4.88%, 04/01/43	636	444,990
4.90%, 03/11/26 (Call 12/11/25)	3,060	2,905,286
5.00%, 09/20/37 (Call 03/20/37)	3,605	2,769,722
5.20%, 09/20/47 (Call 03/20/47)	5,460	3,881,077
5.30%, 05/15/49 (Call 11/15/48)	4,187	3,018,660
6.35%, 06/01/40	411	350,221
FactSet Research Systems Inc.
2.90%, 03/01/27 (Call 02/01/27)	1,190	1,063,622
3.45%, 03/01/32 (Call 12/01/31)	1,240	996,489
Fox Corp.
3.05%, 04/07/25 (Call 03/07/25)	3,229	3,051,050
3.50%, 04/08/30 (Call 01/08/30)(b)	2,648	2,246,881
4.03%, 01/25/24 (Call 12/25/23)	4,789	4,706,821
4.71%, 01/25/29 (Call 10/25/28)	7,962	7,411,905
5.48%, 01/25/39 (Call 07/25/38)	4,086	3,507,586
5.58%, 01/25/49 (Call 07/25/48)	4,958	4,139,186
Grupo Televisa SAB
4.63%, 01/30/26 (Call 10/30/25)(b)	1,219	1,165,437
5.00%, 05/13/45 (Call 11/13/44)	2,820	2,248,837
5.25%, 05/24/49 (Call 11/24/48)(b)	2,490	2,063,090
6.13%, 01/31/46 (Call 07/31/45)(b)	3,159	2,949,937
6.63%, 01/15/40	1,836	1,736,434
8.50%, 03/11/32(b)	970	1,095,838
NBCUniversal Media LLC
4.45%, 01/15/43(b)	2,013	1,640,877
5.95%, 04/01/41	2,716	2,660,431
6.40%, 04/30/40	272	277,821
Paramount Global
2.90%, 01/15/27 (Call 10/15/26)(b)	1,642	1,446,438
3.38%, 02/15/28 (Call 11/15/27)(b)	2,259	1,956,181
3.70%, 06/01/28 (Call 03/01/28)	3,130	2,754,369
4.00%, 01/15/26 (Call 10/15/25)	3,003	2,818,466
4.20%, 06/01/29 (Call 03/01/29)	1,720	1,501,250
4.20%, 05/19/32 (Call 02/19/32)(b)	3,245	2,598,369
4.38%, 03/15/43	5,386	3,614,060
4.60%, 01/15/45 (Call 07/15/44)	2,672	1,774,983
4.75%, 05/15/25 (Call 04/15/25)	2,434	2,377,263
4.85%, 07/01/42 (Call 01/01/42)	1,857	1,330,466
4.90%, 08/15/44 (Call 02/15/44)	2,461	1,709,977
4.95%, 01/15/31 (Call 10/15/30)	4,225	3,692,650
4.95%, 05/19/50 (Call 11/19/49)	2,838	1,984,557
5.25%, 04/01/44 (Call 10/01/43)	1,659	1,215,135
5.50%, 05/15/33	2,327	2,032,495
5.85%, 09/01/43 (Call 03/01/43)	1,514	1,232,896
5.90%, 10/15/40 (Call 04/15/40)	1,643	1,333,393
6.88%, 04/30/36	2,861	2,664,192

Security	Par (000)	Value

Media (continued)
7.88%, 07/30/30	$2,839	$2,956,052
TCI Communications Inc.
7.13%, 02/15/28	927	993,707
7.88%, 02/15/26	3,367	3,630,838
Thomson Reuters Corp.
3.35%, 05/15/26 (Call 02/15/26)	2,418	2,246,709
4.30%, 11/23/23 (Call 08/23/23)	1,641	1,624,344
5.50%, 08/15/35	982	906,926
5.65%, 11/23/43 (Call 05/23/43)	1,521	1,351,469
5.85%, 04/15/40	1,869	1,741,721
Time Warner Cable Enterprises LLC, 8.38%, 07/15/33	3,853	4,080,828
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	4,336	2,973,846
5.50%, 09/01/41 (Call 03/01/41)	4,434	3,484,193
5.88%, 11/15/40 (Call 05/15/40)	3,034	2,468,523
6.55%, 05/01/37	5,852	5,222,500
6.75%, 06/15/39	4,841	4,284,818
7.30%, 07/01/38	5,151	4,808,304
TWDC Enterprises 18 Corp.
1.85%, 07/30/26	3,473	3,093,227
2.95%, 06/15/27(b)	3,489	3,193,691
3.00%, 02/13/26	3,463	3,238,528
3.00%, 07/30/46	2,349	1,544,444
3.15%, 09/17/25	2,997	2,847,180
3.70%, 12/01/42	1,636	1,237,340
4.13%, 06/01/44	3,382	2,732,927
4.38%, 08/16/41	1,720	1,444,026
Series B, 7.00%, 03/01/32	1,968	2,156,121
Series E, 4.13%, 12/01/41	2,633	2,131,782
Walt Disney Co. (The)
1.75%, 08/30/24 (Call 07/30/24)	6,742	6,371,123
1.75%, 01/13/26	5,037	4,561,608
2.00%, 09/01/29 (Call 06/01/29)	7,357	6,006,623
2.20%, 01/13/28	1,207	1,050,380
2.65%, 01/13/31	8,618	7,139,754
2.75%, 09/01/49 (Call 03/01/49)	7,212	4,461,920
3.35%, 03/24/25	4,413	4,242,791
3.38%, 11/15/26 (Call 08/15/26)	1,714	1,600,996
3.50%, 05/13/40 (Call 11/13/39)	6,412	4,902,679
3.60%, 01/13/51 (Call 07/13/50)	9,427	6,835,423
3.70%, 09/15/24 (Call 06/15/24)	3,278	3,200,770
3.70%, 10/15/25 (Call 07/15/25)	2,207	2,131,432
3.70%, 03/23/27	1,885	1,778,252
3.80%, 03/22/30	3,639	3,318,331
3.80%, 05/13/60 (Call 11/13/59)	4,367	3,136,729
4.63%, 03/23/40 (Call 09/23/39)	1,201	1,064,566
4.70%, 03/23/50 (Call 09/23/49)(b)	5,095	4,424,345
4.75%, 09/15/44 (Call 03/15/44)	2,424	2,114,892
4.75%, 11/15/46 (Call 05/15/46)	1,683	1,455,256
4.95%, 10/15/45 (Call 04/15/45)	1,611	1,422,497
5.40%, 10/01/43	2,677	2,537,716
6.15%, 03/01/37	25	25,645
6.15%, 02/15/41	932	955,235
6.20%, 12/15/34	3,745	3,919,367
6.40%, 12/15/35	4,264	4,513,487
6.55%, 03/15/33	805	857,180
6.65%, 11/15/37	3,282	3,551,583
7.75%, 12/01/45	570	676,145

		585,204,830

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.
3.25%, 06/15/25 (Call 03/15/25)	$3,699	$3,549,782
3.90%, 01/15/43 (Call 07/15/42)	2,405	1,885,785
4.38%, 06/15/45 (Call 12/15/44)	1,208	996,177
Timken Co. (The)
3.88%, 09/01/24 (Call 06/01/24)	997	968,945
4.13%, 04/01/32 (Call 01/01/32)	1,710	1,487,221
4.50%, 12/15/28 (Call 09/15/28)	2,040	1,875,902
Valmont Industries Inc.
5.00%, 10/01/44 (Call 04/01/44)	1,449	1,169,300
5.25%, 10/01/54 (Call 04/01/54)	1,719	1,389,794

		13,322,906

Mining — 0.2%
AngloGold Ashanti Holdings PLC
3.38%, 11/01/28 (Call 09/01/28)	655	524,380
3.75%, 10/01/30 (Call 07/01/30)	820	630,555
Barrick Gold Corp.
5.25%, 04/01/42	1,695	1,502,312
6.45%, 10/15/35	532	541,480
Barrick North America Finance LLC
5.70%, 05/30/41	2,948	2,763,101
5.75%, 05/01/43	3,012	2,824,413
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	2,958	2,839,177
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	2,096	1,721,696
5.00%, 09/30/43	9,318	8,553,738
6.42%, 03/01/26(b)	1,160	1,198,315
Freeport-McMoRan Inc.
4.13%, 03/01/28 (Call 03/01/23)	3,332	2,990,803
4.25%, 03/01/30 (Call 03/01/25)	3,401	2,972,780
4.38%, 08/01/28 (Call 08/01/23)	3,281	2,959,790
4.55%, 11/14/24 (Call 08/14/24)	2,685	2,638,281
4.63%, 08/01/30 (Call 08/01/25)(b)	2,811	2,488,297
5.00%, 09/01/27 (Call 12/01/22)	3,445	3,291,594
5.25%, 09/01/29 (Call 09/01/24)	3,495	3,250,700
5.40%, 11/14/34 (Call 05/14/34)	2,855	2,551,028
5.45%, 03/15/43 (Call 09/15/42)	5,860	4,851,260
Kinross Gold Corp.
4.50%, 07/15/27 (Call 04/15/27)	2,194	2,033,706
5.95%, 03/15/24 (Call 12/15/23)	2,294	2,293,954
Newmont Corp.
2.25%, 10/01/30 (Call 07/01/30)	3,958	3,058,030
2.60%, 07/15/32 (Call 04/15/32)	3,735	2,848,348
2.80%, 10/01/29 (Call 07/01/29)	3,057	2,527,252
4.88%, 03/15/42 (Call 09/15/41)	1,463	1,242,409
5.45%, 06/09/44 (Call 12/09/43)	2,487	2,213,629
5.88%, 04/01/35	2,690	2,595,904
6.25%, 10/01/39	2,171	2,132,400
Rio Tinto Alcan Inc.
5.75%, 06/01/35	1,018	1,010,884
6.13%, 12/15/33	3,218	3,344,500
7.25%, 03/15/31	2,463	2,731,713
Rio Tinto Finance USA Ltd.
2.75%, 11/02/51 (Call 05/02/51)	4,200	2,590,098
5.20%, 11/02/40	3,669	3,489,586
7.13%, 07/15/28	2,776	2,981,369
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	2,814	2,294,958
4.75%, 03/22/42 (Call 09/22/41)	1,700	1,502,783

Security	Par (000)	Value

Mining (continued)
Southern Copper Corp.
3.88%, 04/23/25	$3,434	$3,295,026
5.25%, 11/08/42	5,697	4,909,789
5.88%, 04/23/45(b)	3,083	2,855,845
6.75%, 04/16/40	3,771	3,855,470
7.50%, 07/27/35	3,318	3,532,774
Teck Resources Ltd.
3.90%, 07/15/30 (Call 04/15/30)	265	225,300
5.20%, 03/01/42 (Call 09/01/41)	1,178	933,047
5.40%, 02/01/43 (Call 08/01/42)	473	383,367
6.00%, 08/15/40 (Call 02/15/40)	2,130	1,872,568
6.13%, 10/01/35	1,794	1,688,620
6.25%, 07/15/41 (Call 01/15/41)(b)	1,716	1,531,925
Yamana Gold Inc., 2.63%, 08/15/31 (Call 05/15/31)	770	555,655

		117,624,609

Office & Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.
2.67%, 12/01/26 (Call 11/01/26)	4,290	3,702,141
3.25%, 02/15/29 (Call 08/15/23)	2,680	2,196,957
3.28%, 12/01/28 (Call 10/01/28)	2,025	1,661,229
3.57%, 12/01/31 (Call 09/01/31)	3,280	2,583,820
4.13%, 05/01/25 (Call 12/01/22)	2,965	2,818,944
4.25%, 04/01/28 (Call 12/01/22)	2,157	1,903,509
5.50%, 12/01/24 (Call 06/01/24)	4,564	4,515,211

		19,381,811

Oil & Gas — 0.9%
BP Capital Markets America Inc.
1.75%, 08/10/30 (Call 05/10/30)	3,436	2,663,793
2.72%, 01/12/32 (Call 10/12/31)	6,555	5,321,283
2.77%, 11/10/50 (Call 05/10/50)	2,545	1,532,141
2.94%, 06/04/51 (Call 12/04/50)	9,250	5,712,707
3.00%, 02/24/50 (Call 08/24/49)	7,490	4,734,054
3.00%, 03/17/52 (Call 09/17/51)	2,540	1,579,270
3.02%, 01/16/27 (Call 10/16/26)	3,871	3,539,797
3.06%, 06/17/41 (Call 12/17/40)(b)	5,105	3,574,572
3.12%, 05/04/26 (Call 02/04/26)	4,239	3,957,191
3.38%, 02/08/61 (Call 08/08/60)	6,185	3,937,124
3.41%, 02/11/26 (Call 12/11/25)(b)	4,289	4,063,613
3.54%, 04/06/27 (Call 02/06/27)(b)	2,289	2,131,883
3.59%, 04/14/27 (Call 01/14/27)	2,388	2,228,529
3.63%, 04/06/30 (Call 01/06/30)	4,167	3,729,715
3.80%, 09/21/25 (Call 07/21/25)	4,358	4,230,223
3.94%, 09/21/28 (Call 06/21/28)	4,023	3,734,913
4.23%, 11/06/28 (Call 08/06/28)	4,855	4,570,448
BP Capital Markets PLC
3.28%, 09/19/27 (Call 06/19/27)	4,372	3,994,565
3.72%, 11/28/28 (Call 08/28/28)	4,842	4,421,521
Burlington Resources LLC
5.95%, 10/15/36	35	34,785
7.20%, 08/15/31	40	44,075
7.40%, 12/01/31	250	280,868
Canadian Natural Resources Ltd.
2.05%, 07/15/25 (Call 06/15/25)	3,196	2,927,025
2.95%, 07/15/30 (Call 04/15/30)	1,895	1,559,774
3.80%, 04/15/24 (Call 01/15/24)	3,230	3,153,191
3.85%, 06/01/27 (Call 03/01/27)	4,274	3,944,646
3.90%, 02/01/25 (Call 11/01/24)	3,045	2,936,537
4.95%, 06/01/47 (Call 12/01/46)	2,668	2,236,077
5.85%, 02/01/35	1,500	1,385,265

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
6.25%, 03/15/38	$3,028	$2,914,783
6.45%, 06/30/33	1,475	1,455,854
6.50%, 02/15/37	1,799	1,732,005
6.75%, 02/01/39	1,715	1,697,370
7.20%, 01/15/32	950	997,054
Cenovus Energy Inc.
2.65%, 01/15/32 (Call 10/15/31)	1,956	1,511,010
3.75%, 02/15/52 (Call 08/15/51)	2,665	1,777,262
5.25%, 06/15/37 (Call 12/15/36)	2,715	2,362,973
5.38%, 07/15/25 (Call 04/15/25)(b)	3,452	3,439,193
5.40%, 06/15/47 (Call 12/15/46)	731	623,543
6.75%, 11/15/39	1,960	1,933,873
6.80%, 09/15/37	1,932	1,914,477
Chevron Corp.
1.55%, 05/11/25 (Call 04/11/25)	9,593	8,852,996
2.00%, 05/11/27 (Call 03/11/27)	4,400	3,893,692
2.24%, 05/11/30 (Call 02/11/30)	3,819	3,170,916
2.90%, 03/03/24 (Call 01/03/24)	4,270	4,170,893
2.95%, 05/16/26 (Call 02/16/26)	7,712	7,238,869
3.08%, 05/11/50 (Call 11/11/49)(b)	3,301	2,257,884
3.33%, 11/17/25 (Call 08/17/25)(b)	3,529	3,401,956
Chevron USA Inc.
0.69%, 08/12/25 (Call 07/12/25)	4,066	3,638,907
1.02%, 08/12/27 (Call 06/12/27)	3,614	3,036,627
2.34%, 08/12/50 (Call 02/12/50)	3,058	1,810,795
3.25%, 10/15/29 (Call 07/15/29)	2,036	1,826,862
3.85%, 01/15/28 (Call 10/15/27)	3,095	2,935,453
3.90%, 11/15/24 (Call 08/15/24)	2,506	2,460,817
5.25%, 11/15/43 (Call 05/15/43)	355	337,768
6.00%, 03/01/41 (Call 09/01/40)	145	151,376
CNOOC Finance 2013 Ltd.
2.88%, 09/30/29 (Call 06/30/29)(b)	1,249	1,094,549
3.30%, 09/30/49 (Call 03/30/49)	1,315	818,482
4.25%, 05/09/43(b)	3,599	2,756,654
CNOOC Finance 2014 ULC, 4.25%, 04/30/24	7,345	7,247,752
CNOOC Finance 2015 Australia Pty. Ltd., 4.20%, 05/05/45	500	378,310
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	4,520	4,334,816
4.38%, 05/02/28(b)	5,052	4,868,713
CNOOC Petroleum North America ULC
5.88%, 03/10/35	1,913	1,819,225
6.40%, 05/15/37	3,637	3,621,397
7.50%, 07/30/39(b)	1,006	1,109,024
7.88%, 03/15/32	1,846	2,120,943
Conoco Funding Co., 7.25%, 10/15/31	150	166,370
ConocoPhillips, 4.88%, 10/01/47 (Call 04/01/47)	25	21,926
ConocoPhillips Co.
2.13%, 03/08/24 (Call 12/01/22)	152	146,373
2.40%, 03/07/25 (Call 03/07/23)	910	859,504
3.35%, 11/15/24 (Call 08/15/24)	415	403,766
3.76%, 03/15/42	11,090	8,661,401
3.80%, 03/15/52 (Call 09/15/51)	1,810	1,355,075
4.03%, 03/15/62	10,347	7,641,777
4.30%, 11/15/44 (Call 05/15/44)	1,610	1,327,590
5.90%, 10/15/32	1,831	1,899,278
5.90%, 05/15/38	277	277,886
5.95%, 03/15/46 (Call 09/15/45)	320	325,312
6.50%, 02/01/39	504	542,415
6.95%, 04/15/29	880	956,402

Security	Par (000)	Value

Oil & Gas (continued)
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)	$4,310	$4,160,917
4.38%, 01/15/28 (Call 10/15/27)	3,695	3,309,685
4.90%, 06/01/44 (Call 12/01/43)	2,800	1,994,580
Coterra Energy Inc.
3.90%, 05/15/27 (Call 02/15/27)(b)(f)	2,898	2,672,072
4.38%, 03/15/29 (Call 12/15/28)(f)	2,490	2,293,514
Devon Energy Corp.
4.50%, 01/15/30 (Call 01/15/25)	2,715	2,483,763
4.75%, 05/15/42 (Call 11/15/41)	2,938	2,403,695
5.00%, 06/15/45 (Call 12/15/44)	3,904	3,268,038
5.25%, 09/15/24 (Call 06/15/24)	1,385	1,383,920
5.25%, 10/15/27 (Call 11/14/22)	700	694,813
5.60%, 07/15/41 (Call 01/15/41)(b)	2,740	2,502,579
5.85%, 12/15/25 (Call 09/15/25)	4,030	4,069,010
5.88%, 06/15/28 (Call 06/15/23)(b)	1,380	1,374,922
7.88%, 09/30/31(b)	1,002	1,105,076
7.95%, 04/15/32	1,335	1,478,579
Diamondback Energy Inc.
3.13%, 03/24/31 (Call 12/24/30)	1,957	1,607,558
3.25%, 12/01/26 (Call 10/01/26)	5,681	5,207,205
3.50%, 12/01/29 (Call 09/01/29)	2,763	2,387,481
4.25%, 03/15/52 (Call 09/15/51)	1,964	1,423,114
4.40%, 03/24/51 (Call 09/24/50)(b)	2,420	1,812,774
6.25%, 03/15/33	1,580	1,587,078
Eni USA Inc., 7.30%, 11/15/27	450	470,921
EOG Resources Inc.
3.15%, 04/01/25 (Call 01/01/25)	1,219	1,170,508
3.90%, 04/01/35 (Call 10/01/34)	2,148	1,831,127
4.15%, 01/15/26 (Call 10/15/25)	5,229	5,075,111
4.38%, 04/15/30 (Call 01/15/30)	2,849	2,703,786
4.95%, 04/15/50 (Call 10/15/49)	3,001	2,730,880
EQT Corp.
3.90%, 10/01/27 (Call 07/01/27)	5,465	4,911,723
5.00%, 01/15/29 (Call 07/15/28)	1,380	1,282,227
5.68%, 10/01/25 (Call 10/04/23)	1,800	1,780,434
5.70%, 04/01/28 (Call 03/01/28)	340	330,902
6.13%, 02/01/25 (Call 01/01/25)	5,095	5,099,484
7.00%, 02/01/30 (Call 11/01/29)	2,560	2,626,330
Equinor ASA
1.75%, 01/22/26 (Call 12/22/25)	1,976	1,782,273
2.38%, 05/22/30 (Call 02/22/30)	4,417	3,654,096
2.65%, 01/15/24	3,652	3,554,309
2.88%, 04/06/25 (Call 03/06/25)	3,858	3,673,935
3.00%, 04/06/27 (Call 02/06/27)	1,111	1,017,965
3.13%, 04/06/30 (Call 01/06/30)	4,856	4,253,662
3.25%, 11/10/24	633	612,396
3.25%, 11/18/49 (Call 05/18/49)(b)	3,989	2,763,061
3.63%, 09/10/28 (Call 06/10/28)	2,646	2,453,662
3.63%, 04/06/40 (Call 10/06/39)	2,434	1,899,153
3.70%, 03/01/24(b)	3,620	3,560,053
3.70%, 04/06/50 (Call 10/06/49)	3,575	2,691,224
3.95%, 05/15/43	3,612	2,863,991
4.25%, 11/23/41	2,245	1,874,755
4.80%, 11/08/43	2,475	2,196,637
5.10%, 08/17/40	3,077	2,866,718
7.25%, 09/23/27	900	968,355
Exxon Mobil Corp.
2.02%, 08/16/24 (Call 07/16/24)	7,202	6,863,506
2.28%, 08/16/26 (Call 06/16/26)	3,975	3,619,595

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
2.44%, 08/16/29 (Call 05/16/29)	$6,891	$5,899,385
2.61%, 10/15/30 (Call 07/15/30)	4,760	4,030,482
2.71%, 03/06/25 (Call 12/06/24)	2,920	2,786,906
2.99%, 03/19/25 (Call 02/19/25)	11,759	11,263,946
3.00%, 08/16/39 (Call 02/16/39)	5,345	3,900,888
3.04%, 03/01/26 (Call 12/01/25)	9,511	8,954,797
3.10%, 08/16/49 (Call 02/16/49)	5,896	4,011,579
3.18%, 03/15/24 (Call 12/15/23)	3,795	3,716,975
3.29%, 03/19/27 (Call 01/19/27)(b)	2,525	2,370,621
3.45%, 04/15/51 (Call 10/15/50)	4,893	3,489,394
3.48%, 03/19/30 (Call 12/19/29)	3,612	3,281,105
3.57%, 03/06/45 (Call 09/06/44)	2,882	2,131,383
4.11%, 03/01/46 (Call 09/01/45)	10,356	8,309,551
4.23%, 03/19/40 (Call 09/19/39)	4,741	4,062,421
4.33%, 03/19/50 (Call 09/19/49)	9,325	7,745,158
Helmerich & Payne Inc., 2.90%, 09/29/31 (Call 06/29/31)	785	615,048
Hess Corp.
3.50%, 07/15/24 (Call 04/15/24)	2,445	2,357,836
4.30%, 04/01/27 (Call 01/01/27)	5,342	5,004,973
5.60%, 02/15/41	4,258	3,833,435
5.80%, 04/01/47 (Call 10/01/46)(b)	1,719	1,560,818
6.00%, 01/15/40	2,558	2,410,582
7.13%, 03/15/33	2,332	2,432,929
7.30%, 08/15/31	2,229	2,365,259
7.88%, 10/01/29	872	948,631
HF Sinclair Corp., 4.50%, 10/01/30	1,397	1,182,714
Marathon Oil Corp.
4.40%, 07/15/27 (Call 04/15/27)	4,288	3,999,418
5.20%, 06/01/45 (Call 12/01/44)(b)	1,746	1,438,948
6.60%, 10/01/37	2,923	2,883,569
6.80%, 03/15/32	1,904	1,939,776
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	3,204	3,095,801
3.80%, 04/01/28 (Call 01/01/28)	2,281	2,048,566
4.50%, 04/01/48 (Call 10/01/47)	1,712	1,290,369
4.70%, 05/01/25 (Call 04/01/25)	5,365	5,254,052
4.75%, 09/15/44 (Call 03/15/44)	3,266	2,577,593
5.00%, 09/15/54 (Call 03/15/54)	2,523	1,976,039
5.13%, 12/15/26 (Call 09/15/26)	3,499	3,439,797
6.50%, 03/01/41 (Call 09/01/40)	2,006	1,956,612
Ovintiv Exploration Inc., 5.38%, 01/01/26 (Call 10/01/25)	3,634	3,555,615
Ovintiv Inc.
6.50%, 08/15/34(b)	3,091	2,995,612
6.50%, 02/01/38	1,880	1,788,350
6.63%, 08/15/37	1,790	1,749,600
7.20%, 11/01/31	1,225	1,250,002
7.38%, 11/01/31	1,615	1,674,448
8.13%, 09/15/30	1,115	1,194,355
Phillips 66
0.90%, 02/15/24 (Call 12/01/22)(b)	755	714,864
1.30%, 02/15/26 (Call 01/15/26)	3,259	2,846,802
2.15%, 12/15/30 (Call 09/15/30)	3,080	2,387,154
3.30%, 03/15/52 (Call 09/15/51)	3,130	2,027,113
3.85%, 04/09/25 (Call 03/09/25)	4,141	4,010,517
3.90%, 03/15/28 (Call 12/15/27)	1,375	1,269,964
4.65%, 11/15/34 (Call 05/15/34)	4,971	4,451,133
4.88%, 11/15/44 (Call 05/15/44)	4,178	3,576,744
5.88%, 05/01/42	4,699	4,560,426

Security	Par (000)	Value

Oil & Gas (continued)
Phillips 66 Co.
3.15%, 12/15/29 (Call 09/15/29)(f)	$1,991	$1,680,802
3.55%, 10/01/26 (Call 07/01/26)(f)	2,140	1,978,879
3.61%, 02/15/25 (Call 11/15/24)(f)	1,037	992,243
3.75%, 03/01/28 (Call 12/01/27)(f)	2,521	2,267,917
4.68%, 02/15/45 (Call 08/15/44)(f)	1,830	1,482,886
4.90%, 10/01/46 (Call 04/01/46)(f)	2,222	1,851,037
Pioneer Natural Resources Co.
1.13%, 01/15/26 (Call 12/15/25)	300	261,747
1.90%, 08/15/30 (Call 05/15/30)	7,005	5,397,983
2.15%, 01/15/31 (Call 10/15/30)	385	298,352
Shell International Finance BV
2.00%, 11/07/24 (Call 10/07/24)	5,000	4,741,800
2.38%, 11/07/29 (Call 08/07/29)	5,091	4,291,509
2.50%, 09/12/26	6,340	5,785,123
2.75%, 04/06/30 (Call 01/06/30)	1,958	1,676,577
2.88%, 05/10/26	5,542	5,169,744
2.88%, 11/26/41 (Call 05/26/41)	2,380	1,634,417
3.00%, 11/26/51 (Call 05/26/51)(b)	3,540	2,280,185
3.13%, 11/07/49 (Call 05/07/49)	4,688	3,119,958
3.25%, 05/11/25	11,406	10,955,691
3.25%, 04/06/50 (Call 10/06/49)	7,103	4,883,028
3.50%, 11/13/23 (Call 10/13/23)	5,132	5,063,129
3.63%, 08/21/42	2,383	1,803,288
3.75%, 09/12/46	4,556	3,407,934
3.88%, 11/13/28 (Call 08/13/28)	3,765	3,522,609
4.00%, 05/10/46	7,854	6,169,631
4.13%, 05/11/35	5,388	4,751,462
4.38%, 05/11/45	10,168	8,404,970
4.55%, 08/12/43	2,903	2,482,355
5.50%, 03/25/40(b)	3,405	3,318,513
6.38%, 12/15/38	7,546	7,955,899
Suncor Energy Inc.
3.75%, 03/04/51 (Call 09/04/50)(b)	943	643,164
4.00%, 11/15/47 (Call 05/15/47)(b)	3,507	2,554,814
5.95%, 12/01/34	1,860	1,770,329
6.50%, 06/15/38	2,685	2,640,724
6.80%, 05/15/38	3,817	3,820,130
6.85%, 06/01/39	3,291	3,314,761
7.15%, 02/01/32	837	870,095
Tosco Corp., 8.13%, 02/15/30	1,490	1,706,706
TotalEnergies Capital International SA
2.43%, 01/10/25 (Call 10/10/24)	3,931	3,718,136
2.83%, 01/10/30 (Call 10/10/29)	4,314	3,705,381
2.99%, 06/29/41 (Call 12/29/40)	1,888	1,324,677
3.13%, 05/29/50 (Call 11/29/49)	7,211	4,764,885
3.39%, 06/29/60 (Call 12/29/59)	630	409,399
3.45%, 02/19/29 (Call 11/19/28)	4,739	4,305,998
3.46%, 07/12/49 (Call 01/12/49)	5,445	3,822,227
3.70%, 01/15/24	4,839	4,762,205
3.75%, 04/10/24	5,986	5,900,101
TotalEnergies Capital SA, 3.88%, 10/11/28	4,037	3,767,288
Valero Energy Corp.
2.15%, 09/15/27 (Call 07/15/27)	1,470	1,261,936
2.80%, 12/01/31 (Call 09/01/31)	2,035	1,603,824
3.65%, 12/01/51 (Call 06/01/51)	3,965	2,641,998
4.00%, 06/01/52 (Call 12/01/51)(b)	1,245	878,945
4.35%, 06/01/28 (Call 03/01/28)	2,121	1,996,858
4.90%, 03/15/45(b)	2,886	2,377,285
6.63%, 06/15/37	2,900	2,908,526

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
7.50%, 04/15/32	$2,368	$2,574,821

		695,157,821

Oil & Gas Services — 0.1%
Baker Hughes Holdings LLC, 5.13%, 09/15/40	3,629	3,113,609
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc.
1.23%, 12/15/23	2,110	2,021,591
2.06%, 12/15/26 (Call 11/15/26)	3,330	2,914,749
3.14%, 11/07/29 (Call 08/07/29)	1,815	1,540,064
3.34%, 12/15/27 (Call 09/15/27)	4,796	4,300,669
4.08%, 12/15/47 (Call 06/15/47)	5,103	3,702,686
4.49%, 05/01/30 (Call 02/01/30)	1,894	1,748,086
Halliburton Co.
2.92%, 03/01/30 (Call 12/01/29)(b)	1,203	1,010,279
3.80%, 11/15/25 (Call 08/15/25)	1,741	1,677,593
4.50%, 11/15/41 (Call 05/15/41)	2,190	1,710,719
4.75%, 08/01/43 (Call 02/01/43)	3,235	2,611,260
4.85%, 11/15/35 (Call 05/15/35)	3,747	3,309,463
5.00%, 11/15/45 (Call 05/15/45)(b)	5,466	4,528,854
6.70%, 09/15/38	3,011	3,011,361
7.45%, 09/15/39	3,491	3,729,645
HF Sinclair Corp., 5.88%, 04/01/26	4,513	4,393,676
NOV Inc.
3.60%, 12/01/29 (Call 09/01/29)	2,022	1,722,238
3.95%, 12/01/42 (Call 06/01/42)	4,226	2,792,541
Schlumberger Finance Canada Ltd., 1.40%, 09/17/25 (Call 08/17/25)	2,875	2,599,719
Schlumberger Investment SA
2.65%, 06/26/30 (Call 03/26/30)	2,373	1,986,676
3.65%, 12/01/23 (Call 09/01/23)	5,954	5,870,227

		60,295,705

Packaging & Containers — 0.1%
Amcor Finance USA Inc.
3.63%, 04/28/26 (Call 01/28/26)	1,699	1,567,175
4.50%, 05/15/28 (Call 02/15/28)(b)	900	825,633
Amcor Flexibles North America Inc.
2.63%, 06/19/30 (Call 03/19/30)	2,185	1,701,001
2.69%, 05/25/31 (Call 02/25/31)	3,020	2,328,088
4.00%, 05/17/25 (Call 04/17/25)	1,810	1,740,007
AptarGroup Inc., 3.60%, 03/15/32 (Call 12/15/31)	1,025	823,208
Berry Global Inc.
0.95%, 02/15/24 (Call 01/15/24)	1,685	1,586,326
1.57%, 01/15/26 (Call 12/15/25)	1,816	1,574,672
1.65%, 01/15/27 (Call 12/15/26)	2,470	2,037,058
Packaging Corp. of America
3.00%, 12/15/29 (Call 09/15/29)	1,039	864,853
3.05%, 10/01/51 (Call 04/01/51)	1,155	697,435
3.40%, 12/15/27 (Call 09/15/27)	1,320	1,187,855
3.65%, 09/15/24 (Call 06/15/24)	1,188	1,150,281
4.05%, 12/15/49 (Call 06/15/49)	2,152	1,544,921
Sonoco Products Co.
1.80%, 02/01/25 (Call 02/01/23)	2,485	2,293,754
2.25%, 02/01/27 (Call 01/01/27)	2,330	2,036,979
2.85%, 02/01/32 (Call 11/01/31)	2,398	1,873,246
3.13%, 05/01/30 (Call 02/01/30)(b)	1,345	1,110,378
5.75%, 11/01/40 (Call 05/01/40)	65	58,542
WestRock MWV LLC
7.95%, 02/15/31	1,760	1,923,082
8.20%, 01/15/30	486	533,997

Security	Par (000)	Value

Packaging & Containers (continued)
WRKCo Inc.
3.00%, 09/15/24 (Call 07/15/24)	$2,648	$2,517,745
3.00%, 06/15/33 (Call 03/15/33)	2,415	1,833,396
3.38%, 09/15/27 (Call 06/15/27)	1,236	1,106,381
3.75%, 03/15/25 (Call 01/15/25)	2,244	2,143,626
3.90%, 06/01/28 (Call 03/01/28)	2,641	2,370,667
4.00%, 03/15/28 (Call 12/15/27)	2,607	2,373,126
4.20%, 06/01/32 (Call 03/01/32)	2,001	1,724,782
4.65%, 03/15/26 (Call 01/15/26)	4,277	4,144,156
4.90%, 03/15/29 (Call 12/15/28)	2,394	2,249,067

		49,921,437

Pharmaceuticals — 1.2%
AbbVie Inc.
2.60%, 11/21/24 (Call 10/21/24)	12,845	12,211,099
2.95%, 11/21/26 (Call 09/21/26)	6,144	5,610,025
3.20%, 05/14/26 (Call 02/14/26)	7,623	7,104,560
3.20%, 11/21/29 (Call 08/21/29)	18,544	16,189,283
3.60%, 05/14/25 (Call 02/14/25)	12,694	12,186,113
3.75%, 11/14/23 (Call 10/14/23)	4,579	4,519,748
3.80%, 03/15/25 (Call 12/15/24)	9,901	9,564,168
3.85%, 06/15/24 (Call 03/15/24)	4,305	4,216,920
4.05%, 11/21/39 (Call 05/21/39)	11,466	9,235,748
4.25%, 11/14/28 (Call 08/14/28)	4,686	4,409,948
4.25%, 11/21/49 (Call 05/21/49)	17,553	13,613,580
4.30%, 05/14/36 (Call 11/14/35)	5,733	4,945,458
4.40%, 11/06/42	7,648	6,262,335
4.45%, 05/14/46 (Call 11/14/45)	7,428	5,965,650
4.50%, 05/14/35 (Call 11/14/34)	6,086	5,412,888
4.55%, 03/15/35 (Call 09/15/34)	6,357	5,657,349
4.63%, 10/01/42 (Call 04/01/42)	1,893	1,568,483
4.70%, 05/14/45 (Call 11/14/44)	7,310	6,084,552
4.75%, 03/15/45 (Call 09/15/44)	3,624	3,050,756
4.85%, 06/15/44 (Call 12/15/43)	4,606	3,922,055
4.88%, 11/14/48 (Call 05/14/48)	6,720	5,753,462
AmerisourceBergen Corp.
2.70%, 03/15/31 (Call 12/15/30)	2,817	2,245,741
2.80%, 05/15/30 (Call 02/15/30)	1,457	1,196,226
3.25%, 03/01/25 (Call 12/01/24)	1,972	1,887,460
3.40%, 05/15/24 (Call 02/15/24)	2,686	2,613,263
3.45%, 12/15/27 (Call 09/15/27)	4,304	3,929,724
4.25%, 03/01/45 (Call 09/01/44)	2,120	1,629,792
4.30%, 12/15/47 (Call 06/15/47)	1,840	1,420,370
Astrazeneca Finance LLC
0.70%, 05/28/24 (Call 12/01/22)	969	905,249
1.20%, 05/28/26 (Call 04/28/26)	4,685	4,088,927
1.75%, 05/28/28 (Call 03/28/28)	5,374	4,496,748
2.25%, 05/28/31 (Call 02/28/31)	1,757	1,415,088
AstraZeneca PLC
0.70%, 04/08/26 (Call 03/08/26)	4,665	4,021,417
1.38%, 08/06/30 (Call 05/06/30)	6,416	4,908,112
2.13%, 08/06/50 (Call 02/06/50)	2,749	1,514,479
3.00%, 05/28/51 (Call 11/28/50)	2,755	1,830,780
3.13%, 06/12/27 (Call 03/12/27)	3,131	2,882,085
3.38%, 11/16/25	7,201	6,862,913
4.00%, 01/17/29 (Call 10/17/28)	2,815	2,649,225
4.00%, 09/18/42	3,089	2,538,695
4.38%, 11/16/45	2,139	1,812,375
4.38%, 08/17/48 (Call 02/17/48)	2,387	2,014,509
6.45%, 09/15/37	9,577	10,284,836

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Becton Dickinson and Co.
1.96%, 02/11/31 (Call 11/11/30)	$4,185	$3,211,946
2.82%, 05/20/30 (Call 02/20/30)	2,722	2,269,114
3.36%, 06/06/24 (Call 04/06/24)	3,105	3,014,086
3.70%, 06/06/27 (Call 03/06/27)	4,873	4,527,066
3.73%, 12/15/24 (Call 09/15/24)	2,387	2,318,732
3.79%, 05/20/50 (Call 11/20/49)	1,942	1,403,231
4.30%, 08/22/32 (Call 05/22/32)	1,725	1,560,539
4.67%, 06/06/47 (Call 12/06/46)	2,377	1,984,581
4.69%, 12/15/44 (Call 06/15/44)	4,567	3,836,280
Bristol-Myers Squibb Co.
0.54%, 11/13/23 (Call 12/01/22)	265	253,420
0.75%, 11/13/25 (Call 10/13/25)	1,028	909,256
1.13%, 11/13/27 (Call 09/13/27)	786	653,119
1.45%, 11/13/30 (Call 08/13/30)	1,110	850,327
2.35%, 11/13/40 (Call 05/13/40)	749	487,689
2.55%, 11/13/50 (Call 05/13/50)	5,466	3,278,179
2.90%, 07/26/24 (Call 06/26/24)	5,762	5,575,484
2.95%, 03/15/32 (Call 12/15/31)	2,370	2,009,689
3.20%, 06/15/26 (Call 04/15/26)	4,627	4,368,860
3.25%, 11/01/23	313	308,471
3.25%, 08/01/42	3,363	2,427,548
3.40%, 07/26/29 (Call 04/26/29)	4,487	4,076,529
3.55%, 03/15/42 (Call 09/15/41)	2,145	1,640,517
3.63%, 05/15/24 (Call 02/15/24)	660	647,566
3.70%, 03/15/52 (Call 09/15/51)	6,555	4,866,301
3.90%, 02/20/28 (Call 11/20/27)	7,193	6,817,597
3.90%, 03/15/62 (Call 09/15/61)	3,567	2,608,690
4.13%, 06/15/39 (Call 12/15/38)	10,591	9,004,362
4.25%, 10/26/49 (Call 04/26/49)	12,072	9,830,833
4.35%, 11/15/47 (Call 05/15/47)	4,454	3,697,310
4.55%, 02/20/48 (Call 08/20/47)	4,181	3,571,285
4.63%, 05/15/44 (Call 11/15/43)	765	664,907
5.00%, 08/15/45 (Call 02/15/45)	25	22,887
Cardinal Health Inc.
3.08%, 06/15/24 (Call 04/15/24)	3,573	3,439,191
3.41%, 06/15/27 (Call 03/15/27)	1,865	1,708,303
3.50%, 11/15/24 (Call 08/15/24)	2,269	2,184,230
3.75%, 09/15/25 (Call 06/15/25)	2,467	2,360,968
4.37%, 06/15/47 (Call 12/15/46)	2,049	1,502,982
4.50%, 11/15/44 (Call 05/15/44)	1,370	1,028,815
4.60%, 03/15/43	1,100	852,544
4.90%, 09/15/45 (Call 03/15/45)	1,772	1,426,389
Cigna Corp.
0.61%, 03/15/24 (Call 12/01/22)	2,813	2,648,243
1.25%, 03/15/26 (Call 02/15/26)	1,770	1,546,343
2.38%, 03/15/31 (Call 12/15/30)	2,521	2,001,825
2.40%, 03/15/30 (Call 12/15/29)	7,480	6,083,634
3.05%, 10/15/27 (Call 07/15/27)	3,419	3,063,595
3.20%, 03/15/40 (Call 09/15/39)	1,795	1,278,489
3.25%, 04/15/25 (Call 01/15/25)	4,246	4,053,317
3.40%, 03/01/27 (Call 12/01/26)	5,791	5,331,426
3.40%, 03/15/50 (Call 09/15/49)	5,282	3,517,073
3.40%, 03/15/51 (Call 09/15/50)	2,235	1,485,448
3.50%, 06/15/24 (Call 03/17/24)	3,283	3,197,806
3.88%, 10/15/47 (Call 04/15/47)	4,166	3,003,769
4.13%, 11/15/25 (Call 09/15/25)	8,015	7,740,486
4.38%, 10/15/28 (Call 07/15/28)	9,098	8,551,028
4.50%, 02/25/26 (Call 11/27/25)	3,370	3,290,198
4.80%, 08/15/38 (Call 02/15/38)	8,129	7,162,868

Security	Par (000)	Value

Pharmaceuticals (continued)
4.80%, 07/15/46 (Call 01/16/46)	$3,574	$2,979,322
4.90%, 12/15/48 (Call 06/15/48)	9,768	8,279,943
6.13%, 11/15/41	2,443	2,413,537
CVS Health Corp.
1.30%, 08/21/27 (Call 06/21/27)	8,366	6,936,334
1.75%, 08/21/30 (Call 05/21/30)	5,080	3,866,642
1.88%, 02/28/31 (Call 11/28/30)	4,990	3,787,759
2.13%, 09/15/31 (Call 06/15/31)(b)	4,140	3,168,052
2.63%, 08/15/24 (Call 07/15/24)	3,745	3,586,961
2.70%, 08/21/40 (Call 02/21/40)	5,499	3,559,613
2.88%, 06/01/26 (Call 03/01/26)	5,580	5,135,888
3.00%, 08/15/26 (Call 06/15/26)	3,212	2,944,408
3.25%, 08/15/29 (Call 05/15/29)	6,783	5,889,747
3.38%, 08/12/24 (Call 05/12/24)	4,132	4,012,585
3.63%, 04/01/27 (Call 02/01/27)	3,053	2,842,893
3.75%, 04/01/30 (Call 01/01/30)	3,193	2,819,259
3.88%, 07/20/25 (Call 04/20/25)	10,113	9,763,495
4.00%, 12/05/23 (Call 09/05/23)	660	653,618
4.10%, 03/25/25 (Call 01/25/25)	2,633	2,570,045
4.13%, 04/01/40 (Call 10/01/39)	4,090	3,203,942
4.25%, 04/01/50 (Call 10/01/49)	3,353	2,528,061
4.30%, 03/25/28 (Call 12/25/27)	11,120	10,440,234
4.78%, 03/25/38 (Call 09/25/37)	15,280	13,249,135
4.88%, 07/20/35 (Call 01/20/35)	2,409	2,159,596
5.05%, 03/25/48 (Call 09/25/47)	25,564	21,708,182
5.13%, 07/20/45 (Call 01/20/45)	9,703	8,324,301
5.30%, 12/05/43 (Call 06/05/43)	2,818	2,488,209
6.13%, 09/15/39	1,443	1,413,505
6.25%, 06/01/27	1,075	1,113,141
Eli Lilly & Co.
2.25%, 05/15/50 (Call 11/15/49)	4,317	2,589,293
2.50%, 09/15/60 (Call 03/15/60)	2,025	1,166,056
2.75%, 06/01/25 (Call 03/01/25)	2,519	2,400,960
3.10%, 05/15/27 (Call 02/15/27)(b)	4,620	4,312,400
3.38%, 03/15/29 (Call 12/15/28)	5,180	4,792,018
3.70%, 03/01/45 (Call 09/01/44)	75	59,753
3.95%, 05/15/47 (Call 11/15/46)	983	815,782
3.95%, 03/15/49 (Call 09/15/48)	70	58,463
4.15%, 03/15/59 (Call 09/15/58)	1,130	916,588
5.50%, 03/15/27	130	133,691
5.55%, 03/15/37	260	270,377
GlaxoSmithKline Capital Inc.
3.63%, 05/15/25	4,402	4,271,481
3.88%, 05/15/28	6,538	6,134,605
4.20%, 03/18/43	3,714	3,024,533
5.38%, 04/15/34	2,176	2,164,054
6.38%, 05/15/38	6,673	7,148,852
GlaxoSmithKline Capital PLC
3.00%, 06/01/24 (Call 05/01/24)	5,282	5,128,030
3.38%, 06/01/29 (Call 03/01/29)	4,073	3,673,927
Johnson & Johnson
0.55%, 09/01/25 (Call 08/01/25)	1,567	1,399,989
0.95%, 09/01/27 (Call 07/01/27)	2,136	1,808,743
1.30%, 09/01/30 (Call 06/01/30)	2,638	2,087,634
2.10%, 09/01/40 (Call 03/01/40)	3,476	2,276,154
2.25%, 09/01/50 (Call 03/01/50)	2,886	1,710,763
2.45%, 03/01/26 (Call 12/01/25)	3,305	3,088,688
2.45%, 09/01/60 (Call 03/01/60)(b)	3,688	2,081,507
2.63%, 01/15/25 (Call 11/15/24)	4,729	4,532,132
2.90%, 01/15/28 (Call 10/15/27)	5,926	5,446,942

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
2.95%, 03/03/27 (Call 12/03/26)	$3,845	$3,580,618
3.38%, 12/05/23(b)	4,537	4,479,788
3.40%, 01/15/38 (Call 07/15/37)	3,615	2,946,840
3.50%, 01/15/48 (Call 07/15/47)	2,780	2,135,179
3.55%, 03/01/36 (Call 09/01/35)	3,836	3,278,054
3.63%, 03/03/37 (Call 09/03/36)(b)	5,816	4,961,804
3.70%, 03/01/46 (Call 09/01/45)	6,624	5,246,870
3.75%, 03/03/47 (Call 09/03/46)	3,441	2,747,260
4.38%, 12/05/33 (Call 06/05/33)	3,628	3,448,994
4.50%, 09/01/40	2,122	1,920,198
4.50%, 12/05/43 (Call 06/05/43)	1,993	1,762,868
4.85%, 05/15/41	1,172	1,095,843
4.95%, 05/15/33	719	723,364
5.85%, 07/15/38	1,268	1,329,447
5.95%, 08/15/37	3,474	3,710,232
6.95%, 09/01/29	903	1,023,397
McKesson Corp.
0.90%, 12/03/25 (Call 11/03/25)	2,300	2,009,441
1.30%, 08/15/26 (Call 07/15/26)	2,727	2,344,647
3.80%, 03/15/24 (Call 12/15/23)	5,036	4,948,575
3.95%, 02/16/28 (Call 11/16/27)(b)	2,402	2,226,366
Mead Johnson Nutrition Co.
4.13%, 11/15/25 (Call 08/15/25)	3,716	3,587,649
4.60%, 06/01/44 (Call 12/01/43)	2,828	2,358,382
5.90%, 11/01/39	650	644,384
Merck & Co. Inc.
0.75%, 02/24/26 (Call 01/24/26)	1,825	1,599,631
1.45%, 06/24/30 (Call 03/24/30)	1,349	1,047,525
1.70%, 06/10/27 (Call 05/10/27)	6,170	5,376,476
1.90%, 12/10/28 (Call 10/10/28)	4,490	3,763,922
2.15%, 12/10/31 (Call 09/10/31)	6,720	5,338,435
2.35%, 06/24/40 (Call 12/24/39)	3,516	2,317,431
2.45%, 06/24/50 (Call 12/24/49)	4,820	2,911,569
2.75%, 02/10/25 (Call 11/10/24)	10,331	9,873,027
2.75%, 12/10/51 (Call 06/10/51)(b)	3,495	2,221,177
2.90%, 03/07/24 (Call 02/07/24)	4,265	4,157,309
2.90%, 12/10/61 (Call 06/10/61)	4,231	2,573,125
3.40%, 03/07/29 (Call 12/07/28)	6,876	6,278,819
3.60%, 09/15/42 (Call 03/15/42)	2,380	1,830,458
3.70%, 02/10/45 (Call 08/10/44)	7,014	5,437,113
3.90%, 03/07/39 (Call 09/07/38)	3,710	3,089,725
4.00%, 03/07/49 (Call 09/07/48)	5,453	4,402,970
4.15%, 05/18/43	3,897	3,263,854
6.50%, 12/01/33	823	896,897
6.55%, 09/15/37	90	98,623
Merck Sharp & Dohme Corp.
5.75%, 11/15/36	675	694,697
5.95%, 12/01/28	805	844,204
Mylan Inc.
4.20%, 11/29/23 (Call 08/29/23)	1,027	1,007,641
4.55%, 04/15/28 (Call 01/15/28)	3,170	2,842,000
5.20%, 04/15/48 (Call 10/15/47)	2,555	1,734,385
5.40%, 11/29/43 (Call 05/29/43)	1,409	1,004,265
Novartis Capital Corp.
1.75%, 02/14/25 (Call 01/14/25)	3,135	2,934,862
2.00%, 02/14/27 (Call 12/14/26)	3,886	3,474,395
2.20%, 08/14/30 (Call 05/14/30)	1,518	1,256,904
2.75%, 08/14/50 (Call 02/14/50)	4,338	2,843,429
3.00%, 11/20/25 (Call 08/20/25)	5,796	5,503,766
3.10%, 05/17/27 (Call 02/17/27)	1,209	1,126,184

Security	Par (000)	Value

Pharmaceuticals (continued)
3.40%, 05/06/24	$5,073	$4,974,888
3.70%, 09/21/42	1,905	1,520,171
4.00%, 11/20/45 (Call 05/20/45)	4,296	3,521,818
4.40%, 05/06/44	6,038	5,283,492
Pfizer Inc.
0.80%, 05/28/25 (Call 04/28/25)	4,237	3,847,832
1.70%, 05/28/30 (Call 02/28/30)	3,421	2,727,632
1.75%, 08/18/31 (Call 05/18/31)(b)	3,790	2,949,302
2.55%, 05/28/40 (Call 11/28/39)	4,550	3,152,376
2.63%, 04/01/30 (Call 01/01/30)	4,618	3,944,511
2.70%, 05/28/50 (Call 11/28/49)	2,970	1,934,242
2.75%, 06/03/26(b)	3,707	3,464,673
2.95%, 03/15/24 (Call 02/15/24)	2,917	2,849,238
3.00%, 12/15/26	7,128	6,667,674
3.40%, 05/15/24	3,571	3,497,545
3.45%, 03/15/29 (Call 12/15/28)	5,568	5,100,733
3.60%, 09/15/28 (Call 06/15/28)	2,758	2,581,571
3.90%, 03/15/39 (Call 09/15/38)	3,608	3,034,544
4.00%, 12/15/36	3,962	3,480,260
4.00%, 03/15/49 (Call 09/15/48)	5,247	4,315,710
4.10%, 09/15/38 (Call 03/15/38)	1,642	1,422,120
4.13%, 12/15/46	1,922	1,623,975
4.20%, 09/15/48 (Call 03/15/48)(b)	1,950	1,650,500
4.30%, 06/15/43	2,103	1,817,307
4.40%, 05/15/44	3,934	3,443,509
5.60%, 09/15/40	2,234	2,232,369
7.20%, 03/15/39	8,418	9,870,021
Pharmacia LLC, 6.60%, 12/01/28	3,749	4,009,668
Sanofi, 3.63%, 06/19/28 (Call 03/19/28)	5,231	4,877,437
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26 (Call 06/23/26)	7,488	6,886,115
Takeda Pharmaceutical Co. Ltd.
2.05%, 03/31/30 (Call 12/31/29)	9,480	7,485,787
3.03%, 07/09/40 (Call 01/09/40)	5,373	3,709,627
3.18%, 07/09/50 (Call 01/09/50)	6,780	4,361,438
3.38%, 07/09/60 (Call 01/09/60)	2,261	1,401,978
4.40%, 11/26/23 (Call 10/26/23)	1,844	1,825,763
5.00%, 11/26/28 (Call 08/26/28)	6,051	5,841,333
Utah Acquisition Sub Inc.
3.95%, 06/15/26 (Call 03/15/26)	5,937	5,406,470
5.25%, 06/15/46 (Call 12/15/45)	3,387	2,340,857
Viatris Inc.
1.65%, 06/22/25 (Call 05/22/25)	3,192	2,847,360
2.30%, 06/22/27 (Call 04/22/27)	3,538	2,893,695
2.70%, 06/22/30 (Call 03/22/30)	3,880	2,905,460
3.85%, 06/22/40 (Call 12/22/39)	4,746	2,955,049
4.00%, 06/22/50 (Call 12/22/49)	6,851	3,988,858
Wyeth LLC
5.95%, 04/01/37	5,946	6,199,478
6.00%, 02/15/36	1,659	1,714,593
6.45%, 02/01/24	2,442	2,484,271
6.50%, 02/01/34	3,174	3,440,648
Zoetis Inc.
2.00%, 05/15/30 (Call 02/15/30)	3,910	3,081,979
3.00%, 09/12/27 (Call 06/12/27)	3,346	3,003,604
3.00%, 05/15/50 (Call 11/15/49)	520	328,645
3.90%, 08/20/28 (Call 05/20/28)	1,854	1,710,686
3.95%, 09/12/47 (Call 03/12/47)	3,044	2,306,987
4.45%, 08/20/48 (Call 02/20/48)	1,989	1,615,525
4.50%, 11/13/25 (Call 08/13/25)	3,806	3,727,825

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
4.70%, 02/01/43 (Call 08/01/42)	$2,735	$2,332,135

		941,965,689

Pipelines — 0.8%
Boardwalk Pipelines LP
3.40%, 02/15/31 (Call 11/15/30)	1,197	965,728
3.60%, 09/01/32 (Call 06/01/32)	930	738,280
4.45%, 07/15/27 (Call 04/15/27)	737	681,504
4.80%, 05/03/29 (Call 02/03/29)(b)	2,166	1,972,143
4.95%, 12/15/24 (Call 09/15/24)	1,763	1,734,633
5.95%, 06/01/26 (Call 03/01/26)	2,024	2,028,615
Cheniere Corpus Christi Holdings LLC
2.74%, 12/31/39 (Call 07/04/39)	3,325	2,463,625
3.70%, 11/15/29 (Call 05/18/29)	4,963	4,336,769
5.13%, 06/30/27 (Call 01/01/27)	2,017	1,969,520
5.88%, 03/31/25 (Call 10/02/24)	6,308	6,314,308
7.00%, 06/30/24 (Call 01/01/24)	5,599	5,669,547
Columbia Pipeline Group Inc.
4.50%, 06/01/25 (Call 03/01/25)	5,825	5,697,199
5.80%, 06/01/45 (Call 12/01/44)	2,262	2,039,487
DCP Midstream Operating LP
3.25%, 02/15/32 (Call 08/15/31)	500	398,480
5.13%, 05/15/29 (Call 02/15/29)	100	93,785
5.38%, 07/15/25 (Call 04/15/25)	59	57,667
5.60%, 04/01/44 (Call 10/01/43)	235	207,573
5.63%, 07/15/27 (Call 04/15/27)	65	63,074
8.13%, 08/16/30	20	21,416
Eastern Gas Transmission & Storage Inc.
3.00%, 11/15/29 (Call 08/15/29)	2,410	2,039,149
4.60%, 12/15/44 (Call 06/15/44)	1,901	1,476,545
4.80%, 11/01/43 (Call 05/01/43)	1,283	1,040,000
Enbridge Energy Partners LP
5.50%, 09/15/40 (Call 03/15/40)	2,210	1,964,999
5.88%, 10/15/25 (Call 07/15/25)	2,712	2,737,574
7.38%, 10/15/45 (Call 04/15/45)	2,799	2,961,258
Series B, 7.50%, 04/15/38	1,835	1,931,246
Enbridge Inc.
1.60%, 10/04/26 (Call 09/04/26)	2,350	2,018,744
2.15%, 02/16/24	740	711,303
2.50%, 01/15/25 (Call 12/15/24)	2,622	2,457,129
2.50%, 02/14/25	1,115	1,042,380
2.50%, 08/01/33 (Call 05/01/33)(b)	4,265	3,190,049
3.13%, 11/15/29 (Call 08/15/29)	3,760	3,207,581
3.40%, 08/01/51 (Call 02/01/51)	1,795	1,170,376
3.50%, 06/10/24 (Call 03/10/24)	2,483	2,407,169
3.70%, 07/15/27 (Call 04/15/27)	2,627	2,412,374
4.00%, 11/15/49 (Call 05/15/49)	1,618	1,168,811
4.25%, 12/01/26 (Call 09/01/26)	3,201	3,027,122
4.50%, 06/10/44 (Call 12/10/43)	923	721,952
5.50%, 12/01/46	951	855,006
Energy Transfer LP
2.90%, 05/15/25 (Call 04/15/25)	4,100	3,806,481
3.75%, 05/15/30 (Call 02/15/30)	4,086	3,474,612
3.90%, 05/15/24 (Call 02/15/24)	2,231	2,166,145
3.90%, 07/15/26 (Call 04/15/26)	2,284	2,109,137
4.00%, 10/01/27 (Call 07/01/27)	2,715	2,458,432
4.05%, 03/15/25 (Call 12/15/24)	3,716	3,557,959
4.15%, 09/15/29 (Call 06/15/29)	2,512	2,185,239
4.20%, 04/15/27 (Call 01/15/27)	2,342	2,155,296
4.25%, 04/01/24 (Call 01/01/24)	2,049	1,999,578
4.40%, 03/15/27 (Call 12/15/26)	2,762	2,567,666

Security	Par (000)	Value

Pipelines (continued)
4.50%, 04/15/24 (Call 03/15/24)	$2,917	$2,865,690
4.75%, 01/15/26 (Call 10/15/25)	3,837	3,680,412
4.90%, 02/01/24 (Call 11/01/23)	1,753	1,734,611
4.90%, 03/15/35 (Call 09/15/34)(b)	1,225	1,024,271
4.95%, 05/15/28 (Call 02/15/28)	1,798	1,667,339
4.95%, 06/15/28 (Call 03/15/28)	3,969	3,700,021
4.95%, 01/15/43 (Call 07/15/42)	1,499	1,125,689
5.00%, 05/15/44 (Call 11/15/43)	1,895	1,440,598
5.00%, 05/15/50 (Call 11/15/49)	5,984	4,550,174
5.15%, 02/01/43 (Call 08/01/42)	2,211	1,702,757
5.15%, 03/15/45 (Call 09/15/44)	1,013	788,691
5.25%, 04/15/29 (Call 01/15/29)	4,342	4,069,018
5.30%, 04/01/44 (Call 10/01/43)	2,489	1,957,723
5.30%, 04/15/47 (Call 10/15/46)(b)	3,680	2,889,978
5.35%, 05/15/45 (Call 11/15/44)	3,148	2,498,221
5.40%, 10/01/47 (Call 04/01/47)	5,553	4,410,137
5.50%, 06/01/27 (Call 03/01/27)	2,868	2,791,453
5.88%, 01/15/24 (Call 10/15/23)	2,367	2,371,237
5.95%, 12/01/25 (Call 09/01/25)	2,098	2,085,580
5.95%, 10/01/43 (Call 04/01/43)	1,278	1,091,169
6.00%, 06/15/48 (Call 12/15/47)	3,535	2,984,141
6.05%, 06/01/41 (Call 12/01/40)	2,129	1,877,757
6.10%, 02/15/42	1,730	1,474,427
6.13%, 12/15/45 (Call 06/15/45)	3,138	2,686,285
6.25%, 04/15/49 (Call 10/15/48)	6,139	5,358,549
6.50%, 02/01/42 (Call 08/01/41)	907	833,016
6.63%, 10/15/36	1,495	1,413,313
7.50%, 07/01/38	2,325	2,328,208
Series 20Y, 5.80%, 06/15/38 (Call 12/15/37)	1,801	1,540,846
Energy Transfer LP/Regency Energy Finance Corp., 4.50%, 11/01/23 (Call 08/01/23)	2,337	2,307,787
Enterprise Products Operating LLC
2.80%, 01/31/30 (Call 10/31/29)	3,701	3,089,299
3.13%, 07/31/29 (Call 04/30/29)	4,741	4,077,070
3.20%, 02/15/52 (Call 08/15/51)	4,095	2,533,617
3.30%, 02/15/53 (Call 08/15/52)	1,705	1,070,501
3.70%, 02/15/26 (Call 11/15/25)(b)	4,157	3,946,531
3.70%, 01/31/51 (Call 07/31/50)	4,002	2,707,673
3.75%, 02/15/25 (Call 11/15/24)	6,073	5,848,178
3.90%, 02/15/24 (Call 11/15/23)	5,394	5,293,833
3.95%, 02/15/27 (Call 11/15/26)	3,284	3,097,863
3.95%, 01/31/60 (Call 07/31/59)	2,872	1,912,982
4.15%, 10/16/28 (Call 07/16/28)	3,996	3,681,035
4.20%, 01/31/50 (Call 07/31/49)	4,035	2,968,630
4.25%, 02/15/48 (Call 08/15/47)	3,145	2,343,528
4.45%, 02/15/43 (Call 08/15/42)	3,086	2,441,273
4.80%, 02/01/49 (Call 08/01/48)	4,423	3,572,324
4.85%, 08/15/42 (Call 02/15/42)	2,949	2,446,549
4.85%, 03/15/44 (Call 09/15/43)	5,167	4,242,314
4.90%, 05/15/46 (Call 11/15/45)	2,447	2,006,442
4.95%, 10/15/54 (Call 04/15/54)	1,697	1,333,587
5.10%, 02/15/45 (Call 08/15/44)	4,349	3,656,378
5.38%, 02/15/78 (Call 02/15/28), (3 mo. LIBOR US + 2.570%)(a)	1,835	1,332,834
5.70%, 02/15/42	912	835,301
5.95%, 02/01/41	3,064	2,907,062
6.13%, 10/15/39	1,952	1,879,835
6.45%, 09/01/40	1,865	1,840,140
7.55%, 04/15/38	1,664	1,782,909
Series D, 6.88%, 03/01/33	940	986,521

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Series E, 5.25%, 08/16/77 (Call 08/16/27), (3 mo. LIBOR US + 3.033%)(a)	$4,396	$3,431,474
Series H, 6.65%, 10/15/34	1,465	1,494,608
Kinder Morgan Energy Partners LP
4.15%, 02/01/24 (Call 11/01/23)	3,129	3,076,245
4.25%, 09/01/24 (Call 06/01/24)	1,959	1,914,394
4.30%, 05/01/24 (Call 02/01/24)	3,067	3,011,487
4.70%, 11/01/42 (Call 05/01/42)	1,602	1,229,022
5.00%, 08/15/42 (Call 02/15/42)	2,060	1,655,025
5.00%, 03/01/43 (Call 09/01/42)	2,325	1,872,346
5.40%, 09/01/44 (Call 03/01/44)	2,195	1,836,293
5.50%, 03/01/44 (Call 09/01/43)	1,960	1,657,239
5.63%, 09/01/41	1,672	1,414,428
5.80%, 03/15/35	1,251	1,169,222
6.38%, 03/01/41	2,081	1,928,629
6.50%, 02/01/37	1,047	999,759
6.50%, 09/01/39	2,182	2,067,554
6.55%, 09/15/40	1,513	1,418,392
6.95%, 01/15/38	4,113	4,089,021
7.30%, 08/15/33	1,000	1,036,090
7.40%, 03/15/31	886	927,722
7.50%, 11/15/40	1,479	1,510,961
7.75%, 03/15/32	851	909,881
Kinder Morgan Inc.
1.75%, 11/15/26 (Call 10/15/26)	3,330	2,871,992
2.00%, 02/15/31 (Call 11/15/30)	675	506,932
3.25%, 08/01/50 (Call 02/01/50)	2,282	1,388,757
3.60%, 02/15/51 (Call 08/15/50)	1,330	860,749
4.30%, 06/01/25 (Call 03/01/25)	5,995	5,831,157
4.30%, 03/01/28 (Call 12/01/27)	5,341	4,992,820
4.80%, 02/01/33 (Call 11/01/32)	3,360	3,013,282
5.05%, 02/15/46 (Call 08/15/45)	2,973	2,402,898
5.20%, 03/01/48 (Call 09/01/47)	2,808	2,298,685
5.30%, 12/01/34 (Call 06/01/34)	3,903	3,514,339
5.45%, 08/01/52 (Call 02/01/52)	2,740	2,317,684
5.55%, 06/01/45 (Call 12/01/44)	6,070	5,246,847
7.75%, 01/15/32	3,624	3,945,485
7.80%, 08/01/31	770	835,003
Magellan Midstream Partners LP
3.25%, 06/01/30 (Call 03/01/30)(b)	1,337	1,118,922
3.95%, 03/01/50 (Call 09/01/49)	2,729	1,861,642
4.20%, 10/03/47 (Call 04/03/47)	1,713	1,214,791
4.25%, 09/15/46 (Call 03/15/46)	1,688	1,207,224
4.85%, 02/01/49 (Call 08/01/48)	1,828	1,419,241
5.00%, 03/01/26 (Call 12/01/25)	3,029	2,965,149
5.15%, 10/15/43 (Call 04/15/43)	2,006	1,633,646
MPLX LP
1.75%, 03/01/26 (Call 02/01/26)	6,073	5,300,879
2.65%, 08/15/30 (Call 05/15/30)	5,248	4,132,538
4.00%, 02/15/25 (Call 11/15/24)	2,190	2,105,444
4.00%, 03/15/28 (Call 12/15/27)	4,050	3,666,100
4.13%, 03/01/27 (Call 12/01/26)	3,962	3,681,649
4.25%, 12/01/27 (Call 09/01/27)	2,345	2,164,646
4.50%, 04/15/38 (Call 10/15/37)	5,890	4,708,819
4.70%, 04/15/48 (Call 10/15/47)	4,704	3,510,172
4.80%, 02/15/29 (Call 11/15/28)	3,145	2,913,245
4.88%, 12/01/24 (Call 09/01/24)	4,744	4,667,290
4.88%, 06/01/25 (Call 03/01/25)	4,397	4,295,737
4.90%, 04/15/58 (Call 10/15/57)	921	668,075
4.95%, 09/01/32 (Call 06/01/32)	3,565	3,229,141

Security	Par (000)	Value

Pipelines (continued)
4.95%, 03/14/52 (Call 09/14/51)	$4,930	$3,819,567
5.20%, 03/01/47 (Call 09/01/46)	3,288	2,627,901
5.20%, 12/01/47 (Call 06/01/47)	1,666	1,332,817
5.50%, 02/15/49 (Call 08/15/48)	4,951	4,146,760
Northwest Pipeline LLC, 4.00%, 04/01/27 (Call 01/01/27)	2,474	2,293,843
ONEOK Inc.
2.20%, 09/15/25 (Call 08/15/25)(b)	1,420	1,280,016
2.75%, 09/01/24 (Call 08/01/24)	1,176	1,116,342
3.10%, 03/15/30 (Call 12/15/29)	1,618	1,309,075
3.40%, 09/01/29 (Call 06/01/29)	2,708	2,265,621
4.00%, 07/13/27 (Call 04/13/27)	2,111	1,913,875
4.35%, 03/15/29 (Call 12/15/28)	2,488	2,212,603
4.45%, 09/01/49 (Call 03/01/49)	2,558	1,759,802
4.50%, 03/15/50 (Call 09/15/49)	940	650,706
4.55%, 07/15/28 (Call 04/15/28)	2,841	2,581,048
4.95%, 07/13/47 (Call 01/06/47)	2,350	1,783,932
5.20%, 07/15/48 (Call 01/15/48)	3,419	2,665,760
5.85%, 01/15/26 (Call 12/15/25)	1,641	1,633,665
6.00%, 06/15/35	860	781,688
6.35%, 01/15/31 (Call 10/15/30)	1,700	1,679,090
7.15%, 01/15/51 (Call 07/15/50)	1,135	1,065,005
ONEOK Partners LP
4.90%, 03/15/25 (Call 12/15/24)	2,533	2,472,208
6.13%, 02/01/41 (Call 08/01/40)	2,340	2,067,788
6.20%, 09/15/43 (Call 03/15/43)	1,212	1,042,805
6.65%, 10/01/36	2,408	2,266,434
6.85%, 10/15/37	2,005	1,913,532
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29 (Call 09/15/29)	2,693	2,246,878
3.60%, 11/01/24 (Call 08/01/24)	3,829	3,666,497
3.80%, 09/15/30 (Call 06/15/30)	2,099	1,752,392
4.30%, 01/31/43 (Call 07/31/42)	1,447	972,008
4.50%, 12/15/26 (Call 09/15/26)	3,595	3,377,143
4.65%, 10/15/25 (Call 07/15/25)	4,358	4,210,395
4.70%, 06/15/44 (Call 12/15/43)	2,440	1,724,909
4.90%, 02/15/45 (Call 08/15/44)	2,011	1,462,580
5.15%, 06/01/42 (Call 12/01/41)	1,724	1,309,930
6.65%, 01/15/37	2,717	2,565,120
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	4,053	3,699,538
4.50%, 05/15/30 (Call 11/15/29)	2,132	1,944,448
5.00%, 03/15/27 (Call 09/15/26)	8,938	8,613,014
5.63%, 03/01/25 (Call 12/01/24)	8,407	8,368,832
5.75%, 05/15/24 (Call 02/15/24)	7,225	7,217,919
5.88%, 06/30/26 (Call 12/31/25)	2,075	2,067,509
Spectra Energy Partners LP
3.38%, 10/15/26 (Call 07/15/26)	2,738	2,509,432
3.50%, 03/15/25 (Call 12/15/24)	2,569	2,450,184
4.50%, 03/15/45 (Call 09/15/44)	3,465	2,712,055
4.75%, 03/15/24 (Call 12/15/23)	3,745	3,712,269
5.95%, 09/25/43 (Call 03/25/43)	2,251	2,072,113
Targa Resources Corp.
4.20%, 02/01/33	2,790	2,335,342
4.95%, 04/15/52 (Call 10/15/51)	1,635	1,229,749
5.20%, 07/01/27 (Call 06/01/27)	2,720	2,621,754
6.25%, 07/01/52 (Call 01/01/52)	2,650	2,370,160
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00%, 01/15/32 (Call 07/15/26)	3,215	2,649,160

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
4.88%, 02/01/31 (Call 02/01/26)	$3,455	$3,053,218
5.00%, 01/15/28 (Call 01/15/23)	2,205	2,033,760
5.50%, 03/01/30 (Call 03/01/25)	3,165	2,918,636
6.50%, 07/15/27 (Call 12/01/22)	2,325	2,306,888
6.88%, 01/15/29 (Call 01/15/24)	2,730	2,722,902
TC PipeLines LP
3.90%, 05/25/27 (Call 02/25/27)	3,895	3,625,154
4.38%, 03/13/25 (Call 12/13/24)	2,743	2,661,313
Tennessee Gas Pipeline Co. LLC
7.00%, 03/15/27	1,698	1,759,230
7.00%, 10/15/28	1,170	1,212,097
7.63%, 04/01/37(b)	165	170,724
Texas Eastern Transmission LP, 7.00%, 07/15/32	1,012	1,062,985
TransCanada PipeLines Ltd.
1.00%, 10/12/24 (Call 09/12/24)	1,272	1,168,167
2.50%, 10/12/31 (Call 07/12/31)	3,494	2,685,768
4.10%, 04/15/30 (Call 01/15/30)	1,135	1,016,495
4.25%, 05/15/28 (Call 02/15/28)	6,299	5,852,212
4.63%, 03/01/34 (Call 12/01/33)	4,234	3,702,337
4.75%, 05/15/38 (Call 11/15/37)	2,120	1,782,136
4.88%, 01/15/26 (Call 10/15/25)	3,150	3,084,511
4.88%, 05/15/48 (Call 11/15/47)	3,000	2,470,380
5.00%, 10/16/43 (Call 04/16/43)	2,521	2,096,363
5.10%, 03/15/49 (Call 09/15/48)	3,711	3,144,739
5.60%, 03/31/34	1,296	1,207,794
5.85%, 03/15/36	2,358	2,225,740
6.10%, 06/01/40	2,836	2,704,551
6.20%, 10/15/37	3,708	3,618,155
7.25%, 08/15/38	2,556	2,678,100
7.63%, 01/15/39	2,619	2,861,415
Transcontinental Gas Pipe Line Co. LLC
3.25%, 05/15/30 (Call 02/15/30)	1,999	1,684,197
3.95%, 05/15/50 (Call 11/15/49)	2,249	1,610,509
4.00%, 03/15/28 (Call 12/15/27)	1,619	1,484,234
4.45%, 08/01/42 (Call 02/01/42)	1,228	981,147
4.60%, 03/15/48 (Call 09/15/47)	2,575	2,046,996
5.40%, 08/15/41 (Call 02/15/41)	1,657	1,485,368
7.85%, 02/01/26 (Call 11/01/25)	3,907	4,118,369
Valero Energy Partners LP, 4.50%, 03/15/28 (Call 12/15/27)	2,166	2,043,339
Williams Companies Inc. (The)
2.60%, 03/15/31 (Call 12/15/30)	1,440	1,128,384
3.50%, 11/15/30 (Call 08/15/30)	2,454	2,073,704
3.50%, 10/15/51 (Call 04/15/51)	1,035	663,611
3.75%, 06/15/27 (Call 03/15/27)	5,820	5,344,739
3.90%, 01/15/25 (Call 10/15/24)	4,535	4,376,048
4.00%, 09/15/25 (Call 06/15/25)	3,901	3,745,974
4.30%, 03/04/24 (Call 12/04/23)	5,423	5,339,920
4.50%, 11/15/23 (Call 08/15/23)	2,519	2,496,077
4.55%, 06/24/24 (Call 03/24/24)	2,272	2,234,921
4.65%, 08/15/32 (Call 05/15/32)	3,145	2,833,519
4.85%, 03/01/48 (Call 09/01/47)	3,136	2,508,204
4.90%, 01/15/45 (Call 07/15/44)	2,166	1,722,836
5.10%, 09/15/45 (Call 03/15/45)	2,218	1,826,856
5.30%, 08/15/52 (Call 02/15/52)	1,350	1,139,049
5.40%, 03/04/44 (Call 09/04/43)	1,956	1,665,006
5.75%, 06/24/44 (Call 12/24/43)	2,086	1,864,133
5.80%, 11/15/43 (Call 05/15/43)	1,660	1,484,140
6.30%, 04/15/40	4,448	4,295,033
8.75%, 03/15/32	545	626,761

Security	Par (000)	Value

Pipelines (continued)
Series A, 7.50%, 01/15/31	$245	$260,570

		640,151,371

Real Estate — 0.0%
Brookfield Asset Management Inc., 4.00%, 01/15/25 (Call 10/15/24)	1,287	1,247,862
CBRE Services Inc.
2.50%, 04/01/31 (Call 01/01/31)	3,875	2,906,560
4.88%, 03/01/26 (Call 12/01/25)	2,279	2,232,919
Essential Properties LP, 2.95%, 07/15/31 (Call 04/15/31)	1,802	1,280,087

		7,667,428

Real Estate Investment Trusts — 1.0%
Agree LP
2.00%, 06/15/28 (Call 04/15/28)	1,635	1,306,594
2.60%, 06/15/33 (Call 03/15/33)	1,141	816,671
2.90%, 10/01/30 (Call 07/01/30)	1,094	860,125
4.80%, 10/01/32 (Call 07/01/32)	25	21,864
Alexandria Real Estate Equities Inc.
1.88%, 02/01/33 (Call 11/01/32)	1,885	1,305,381
2.00%, 05/18/32 (Call 02/18/32)	1,678	1,211,482
2.75%, 12/15/29 (Call 09/15/29)	1,191	969,105
2.95%, 03/15/34 (Call 12/15/33)(b)	990	743,846
3.00%, 05/18/51 (Call 11/18/50)	3,120	1,796,309
3.38%, 08/15/31 (Call 05/15/31)	2,075	1,714,303
3.45%, 04/30/25 (Call 02/28/25)	1,700	1,624,962
3.55%, 03/15/52 (Call 09/15/51)	3,000	1,939,950
3.80%, 04/15/26 (Call 02/15/26)	1,486	1,406,766
3.95%, 01/15/27 (Call 10/15/26)	411	385,140
3.95%, 01/15/28 (Call 10/15/27)	1,447	1,322,645
4.00%, 02/01/50 (Call 08/01/49)	2,710	1,901,878
4.30%, 01/15/26 (Call 10/15/25)	650	625,352
4.50%, 07/30/29 (Call 04/30/29)	1,746	1,595,303
4.70%, 07/01/30 (Call 04/01/30)	1,347	1,240,237
4.85%, 04/15/49 (Call 10/15/48)	1,228	974,025
4.90%, 12/15/30 (Call 09/15/30)	1,845	1,723,986
American Assets Trust LP, 3.38%, 02/01/31 (Call 11/01/30)	350	272,164
American Homes 4 Rent LP
2.38%, 07/15/31 (Call 04/15/31)(b)	410	303,150
3.38%, 07/15/51 (Call 01/15/51)	1,740	1,022,354
3.63%, 04/15/32 (Call 01/15/32)	65	52,493
4.25%, 02/15/28 (Call 11/15/27)	2,400	2,189,616
4.30%, 04/15/52 (Call 10/15/51)	60	41,388
4.90%, 02/15/29 (Call 11/15/28)	1,466	1,353,558
American Tower Corp.
0.60%, 01/15/24	2,114	1,998,385
1.30%, 09/15/25 (Call 08/15/25)	2,355	2,076,639
1.45%, 09/15/26 (Call 08/15/26)	2,062	1,736,926
1.50%, 01/31/28 (Call 11/30/27)	1,875	1,487,194
1.60%, 04/15/26 (Call 03/15/26)	2,581	2,229,158
1.88%, 10/15/30 (Call 07/15/30)(b)	2,151	1,584,878
2.10%, 06/15/30 (Call 03/15/30)	1,697	1,289,805
2.30%, 09/15/31 (Call 06/15/31)	2,895	2,154,806
2.40%, 03/15/25 (Call 02/15/25)	1,342	1,241,041
2.70%, 04/15/31 (Call 01/15/31)	2,992	2,328,135
2.75%, 01/15/27 (Call 11/15/26)	2,718	2,380,995
2.90%, 01/15/30 (Call 10/15/29)	2,225	1,812,908
2.95%, 01/15/25 (Call 12/15/24)	2,955	2,785,442
2.95%, 01/15/51 (Call 07/15/50)	3,630	2,067,721

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.10%, 06/15/50 (Call 12/15/49)	$3,281	$1,938,644
3.13%, 01/15/27 (Call 10/15/26)	1,608	1,432,937
3.38%, 05/15/24 (Call 04/15/24)	2,492	2,415,022
3.38%, 10/15/26 (Call 07/15/26)	3,512	3,180,537
3.55%, 07/15/27 (Call 04/15/27)	2,286	2,045,490
3.60%, 01/15/28 (Call 10/15/27)	3,623	3,213,456
3.65%, 03/15/27 (Call 02/15/27)	1,900	1,719,462
3.70%, 10/15/49 (Call 04/15/49)	1,991	1,304,802
3.80%, 08/15/29 (Call 05/15/29)	5,636	4,919,270
3.95%, 03/15/29 (Call 12/15/28)	2,983	2,641,864
4.00%, 06/01/25 (Call 03/01/25)	2,891	2,764,750
4.05%, 03/15/32 (Call 12/15/31)	2,310	1,976,967
4.40%, 02/15/26 (Call 11/15/25)(b)	1,829	1,744,921
5.00%, 02/15/24	3,667	3,648,225
AvalonBay Communities Inc.
1.90%, 12/01/28 (Call 10/01/28)(b)	1,890	1,540,558
2.05%, 01/15/32 (Call 10/15/31)(b)	2,635	2,006,315
2.30%, 03/01/30 (Call 12/01/29)	2,478	2,006,784
2.45%, 01/15/31 (Call 10/17/30)	2,209	1,769,762
2.90%, 10/15/26 (Call 07/15/26)	1,517	1,369,881
2.95%, 05/11/26 (Call 02/11/26)	2,470	2,255,406
3.20%, 01/15/28 (Call 10/15/27)	1,853	1,661,029
3.30%, 06/01/29 (Call 03/01/29)	1,973	1,730,439
3.35%, 05/15/27 (Call 02/15/27)	927	844,404
3.45%, 06/01/25 (Call 03/03/25)(b)	2,177	2,079,470
3.50%, 11/15/24 (Call 08/15/24)	850	821,330
3.50%, 11/15/25 (Call 08/15/25)	470	443,323
3.90%, 10/15/46 (Call 04/15/46)	960	699,581
4.15%, 07/01/47 (Call 01/01/47)	980	739,616
4.20%, 12/15/23 (Call 09/16/23)	1,237	1,225,484
4.35%, 04/15/48	1,235	963,535
Boston Properties LP
2.45%, 10/01/33 (Call 07/01/33)	3,360	2,319,946
2.55%, 04/01/32 (Call 01/01/32)	3,595	2,589,155
2.75%, 10/01/26 (Call 07/01/26)	4,236	3,752,079
2.90%, 03/15/30 (Call 12/15/29)	2,737	2,156,373
3.20%, 01/15/25 (Call 10/15/24)	4,317	4,092,343
3.25%, 01/30/31 (Call 10/30/30)	3,112	2,479,704
3.40%, 06/21/29 (Call 03/21/29)	1,720	1,424,676
3.65%, 02/01/26 (Call 11/03/25)	4,108	3,827,465
3.80%, 02/01/24 (Call 11/01/23)	3,290	3,206,270
4.50%, 12/01/28 (Call 09/01/28)	3,987	3,595,078
Brandywine Operating Partnership LP
3.95%, 11/15/27 (Call 08/15/27)	2,198	1,900,413
4.10%, 10/01/24 (Call 07/01/24)(b)	637	609,042
4.55%, 10/01/29 (Call 07/01/29)	1,423	1,233,570
Brixmor Operating Partnership LP
2.25%, 04/01/28 (Call 02/01/28)	598	478,227
2.50%, 08/16/31 (Call 05/16/31)	2,255	1,617,512
3.65%, 06/15/24 (Call 04/15/24)	1,867	1,800,087
3.85%, 02/01/25 (Call 11/01/24)	1,099	1,047,765
3.90%, 03/15/27 (Call 12/15/26)	736	659,839
4.05%, 07/01/30 (Call 04/01/30)	3,332	2,773,257
4.13%, 06/15/26 (Call 03/15/26)	1,728	1,592,145
4.13%, 05/15/29 (Call 02/15/29)	1,954	1,670,748
Broadstone Net Lease LLC, 2.60%, 09/15/31 (Call 06/15/31)	2,717	1,962,625
Camden Property Trust
2.80%, 05/15/30 (Call 02/15/30)	2,020	1,663,531
3.15%, 07/01/29 (Call 04/01/29)	2,208	1,891,947

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.35%, 11/01/49 (Call 05/01/49)	$2,110	$1,382,873
4.10%, 10/15/28 (Call 07/15/28)	1,157	1,064,544
Corporate Office Properties LP
2.00%, 01/15/29 (Call 11/15/28)	1,260	939,935
2.25%, 03/15/26 (Call 02/15/26)	420	363,199
2.75%, 04/15/31 (Call 01/15/31)	1,245	900,969
2.90%, 12/01/33 (Call 09/01/33)	1,620	1,093,338
Crown Castle Inc.
1.05%, 07/15/26 (Call 06/15/26)	4,990	4,206,271
2.10%, 04/01/31 (Call 01/01/31)	3,755	2,804,985
2.25%, 01/15/31 (Call 10/15/30)	2,237	1,707,457
2.90%, 04/01/41 (Call 10/01/40)	3,845	2,441,498
3.20%, 09/01/24 (Call 07/01/24)	3,676	3,541,789
3.25%, 01/15/51 (Call 07/15/50)	2,245	1,377,061
3.30%, 07/01/30 (Call 04/01/30)	4,260	3,558,804
3.65%, 09/01/27 (Call 06/01/27)	2,630	2,378,888
3.70%, 06/15/26 (Call 03/15/26)	3,574	3,321,890
3.80%, 02/15/28 (Call 11/15/27)	4,096	3,694,264
4.00%, 03/01/27 (Call 12/01/26)	2,480	2,298,538
4.45%, 02/15/26 (Call 11/15/25)	2,500	2,396,650
4.75%, 05/15/47 (Call 11/15/46)	1,243	976,986
Crown Castle International Corp.
1.35%, 07/15/25 (Call 06/15/25)	2,100	1,876,266
2.50%, 07/15/31 (Call 04/15/31)	250	192,568
2.90%, 03/15/27 (Call 02/15/27)	1,080	954,536
3.10%, 11/15/29 (Call 08/15/29)	423	352,312
4.00%, 11/15/49 (Call 05/15/49)	1,283	894,687
4.15%, 07/01/50 (Call 01/01/50)	1,798	1,281,992
4.30%, 02/15/29 (Call 11/15/28)	3,050	2,775,958
5.20%, 02/15/49 (Call 08/15/48)	1,553	1,292,919
CubeSmart LP
2.00%, 02/15/31 (Call 11/15/30)	1,525	1,113,357
2.25%, 12/15/28 (Call 10/15/28)	2,422	1,942,323
2.50%, 02/15/32 (Call 11/15/31)	2,460	1,804,853
3.00%, 02/15/30 (Call 11/15/29)	760	613,860
3.13%, 09/01/26 (Call 06/01/26)	2,447	2,220,848
4.00%, 11/15/25 (Call 08/15/25)	1,301	1,237,433
4.38%, 02/15/29 (Call 11/15/28)(b)	1,616	1,461,769
Digital Realty Trust LP
3.60%, 07/01/29 (Call 04/01/29)	3,784	3,262,905
3.70%, 08/15/27 (Call 05/15/27)(b)	4,820	4,388,080
4.45%, 07/15/28 (Call 04/15/28)	1,605	1,481,688
5.55%, 01/15/28 (Call 12/15/27)	1,000	972,060
EPR Properties
3.75%, 08/15/29 (Call 05/15/29)	1,500	1,099,725
4.50%, 04/01/25 (Call 01/01/25)(b)	1,000	930,460
4.50%, 06/01/27 (Call 03/01/27)	1,500	1,246,155
4.75%, 12/15/26 (Call 09/15/26)	1,500	1,294,995
4.95%, 04/15/28 (Call 01/15/28)	1,000	819,340
Equinix Inc.
1.00%, 09/15/25 (Call 08/15/25)	1,469	1,289,327
1.25%, 07/15/25 (Call 06/15/25)	2,773	2,469,273
1.45%, 05/15/26 (Call 04/15/26)	2,715	2,335,497
1.55%, 03/15/28 (Call 01/15/28)	723	578,205
1.80%, 07/15/27 (Call 05/15/27)	2,004	1,668,470
2.00%, 05/15/28 (Call 03/15/28)	3,158	2,561,959
2.15%, 07/15/30 (Call 04/15/30)	1,075	819,225
2.50%, 05/15/31 (Call 02/15/31)	605	461,040
2.63%, 11/18/24 (Call 10/18/24)	4,372	4,117,550
2.90%, 11/18/26 (Call 09/18/26)	2,358	2,102,016

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
2.95%, 09/15/51 (Call 03/15/51)	$2,235	$1,284,209
3.00%, 07/15/50 (Call 01/15/50)	1,949	1,132,661
3.20%, 11/18/29 (Call 08/18/29)(b)	3,522	2,956,332
3.40%, 02/15/52 (Call 08/15/51)	1,860	1,183,183
3.90%, 04/15/32 (Call 01/15/32)	450	379,278
ERP Operating LP
1.85%, 08/01/31 (Call 05/01/31)(b)	795	593,738
2.50%, 02/15/30 (Call 11/15/29)	2,098	1,689,981
2.85%, 11/01/26 (Call 08/01/26)	451	408,335
3.00%, 07/01/29 (Call 04/01/29)	1,933	1,643,398
3.25%, 08/01/27 (Call 05/01/27)	1,094	973,857
3.38%, 06/01/25 (Call 03/01/25)	488	462,751
3.50%, 03/01/28 (Call 12/01/27)	2,743	2,460,965
4.00%, 08/01/47 (Call 02/01/47)	981	713,844
4.15%, 12/01/28 (Call 09/01/28)	1,630	1,485,207
4.50%, 07/01/44 (Call 01/01/44)	445	355,791
4.50%, 06/01/45 (Call 12/01/44)	1,515	1,200,834
Essex Portfolio LP
1.65%, 01/15/31 (Call 10/15/30)	1,440	1,024,675
1.70%, 03/01/28 (Call 01/01/28)	585	469,890
2.55%, 06/15/31 (Call 03/15/31)(b)	1,045	802,205
2.65%, 03/15/32 (Call 12/15/31)	2,638	2,002,928
2.65%, 09/01/50 (Call 03/01/50)	105	54,593
3.00%, 01/15/30 (Call 10/15/29)	2,240	1,822,733
3.38%, 04/15/26 (Call 01/15/26)	1,359	1,252,903
3.50%, 04/01/25 (Call 01/01/25)	1,226	1,170,904
3.63%, 05/01/27 (Call 02/01/27)	1,710	1,561,059
3.88%, 05/01/24 (Call 02/01/24)	2,075	2,023,021
4.00%, 03/01/29 (Call 12/01/28)	1,521	1,350,100
4.50%, 03/15/48 (Call 09/15/47)	1,825	1,362,417
Extra Space Storage LP
2.35%, 03/15/32 (Call 12/15/31)	1,520	1,099,842
2.55%, 06/01/31 (Call 03/01/31)	1,485	1,124,323
3.90%, 04/01/29 (Call 02/01/29)	145	127,021
Federal Realty Investment Trust
1.25%, 02/15/26 (Call 01/15/26)	1,179	1,024,586
3.20%, 06/15/29 (Call 03/15/29)	1,783	1,506,492
3.25%, 07/15/27 (Call 04/15/27)	1,769	1,591,304
3.50%, 06/01/30 (Call 03/01/30)	446	372,241
3.95%, 01/15/24 (Call 10/15/23)	1,465	1,437,399
4.50%, 12/01/44 (Call 06/01/44)	1,136	840,174
GLP Capital LP/GLP Financing II Inc.
3.25%, 01/15/32 (Call 10/15/31)	2,365	1,752,820
3.35%, 09/01/24 (Call 08/01/24)	1,703	1,595,915
4.00%, 01/15/30 (Call 10/15/29)	3,001	2,474,204
4.00%, 01/15/31 (Call 10/15/30)	2,462	1,994,909
5.25%, 06/01/25 (Call 03/01/25)	3,475	3,364,738
5.30%, 01/15/29 (Call 10/15/28)	2,625	2,376,045
5.38%, 11/01/23 (Call 08/01/23)	3,484	3,438,638
5.38%, 04/15/26 (Call 01/15/26)	4,278	4,082,581
5.75%, 06/01/28 (Call 03/03/28)	2,129	1,985,974
Healthcare Realty Holdings LP
2.00%, 03/15/31 (Call 12/15/30)	2,013	1,455,137
3.50%, 08/01/26 (Call 05/01/26)	2,422	2,214,410
3.75%, 07/01/27 (Call 04/01/27)	2,728	2,481,525
Healthcare Trust of America Holdings LP, 3.10%, 02/15/30 (Call 11/15/29)	1,760	1,417,856
Healthpeak Properties Inc.
1.35%, 02/01/27 (Call 01/01/27)	1,265	1,064,586
2.13%, 12/01/28 (Call 10/01/28)	2,530	2,050,540

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
2.88%, 01/15/31 (Call 10/15/30)(b)	$1,778	$1,421,600
3.00%, 01/15/30 (Call 10/15/29)	3,194	2,636,040
3.25%, 07/15/26 (Call 05/15/26)	1,222	1,122,932
3.40%, 02/01/25 (Call 11/01/24)(b)	348	331,989
3.50%, 07/15/29 (Call 04/15/29)	2,036	1,758,697
4.00%, 06/01/25 (Call 03/01/25)(b)	2,516	2,423,889
6.75%, 02/01/41 (Call 08/01/40)	758	749,313
Highwoods Realty LP
2.60%, 02/01/31 (Call 11/01/30)	796	577,888
3.05%, 02/15/30 (Call 11/15/29)	2,691	2,084,260
3.88%, 03/01/27 (Call 12/01/26)	2,150	1,943,557
4.13%, 03/15/28 (Call 12/15/27)	808	716,025
4.20%, 04/15/29 (Call 01/15/29)	2,190	1,853,550
Host Hotels & Resorts LP
3.88%, 04/01/24 (Call 02/01/24)	2,642	2,561,076
Series E, 4.00%, 06/15/25 (Call 03/15/25)	1,929	1,816,790
Series F, 4.50%, 02/01/26 (Call 11/01/25)	326	304,549
Series H, 3.38%, 12/15/29 (Call 09/15/29)	2,254	1,809,015
Series I, 3.50%, 09/15/30 (Call 06/15/30)	325	255,720
Series J, 2.90%, 12/15/31 (Call 09/15/31)	1,690	1,223,492
Hudson Pacific Properties LP
3.25%, 01/15/30 (Call 10/15/29)	2,174	1,666,306
3.95%, 11/01/27 (Call 08/01/27)	1,506	1,265,989
4.65%, 04/01/29 (Call 01/01/29)	2,426	2,080,780
Invitation Homes Operating Partnership LP
2.00%, 08/15/31 (Call 05/15/31)	1,358	955,638
2.30%, 11/15/28 (Call 09/15/28)(b)	1,750	1,392,930
2.70%, 01/15/34 (Call 10/15/33)	1,605	1,112,618
4.15%, 04/15/32 (Call 01/15/32)	3,025	2,516,558
Kilroy Realty LP
2.50%, 11/15/32 (Call 08/15/32)	1,613	1,120,648
2.65%, 11/15/33 (Call 08/15/33)	1,565	1,059,755
3.05%, 02/15/30 (Call 11/15/29)	1,772	1,383,595
3.45%, 12/15/24 (Call 09/15/24)	2,962	2,799,031
4.25%, 08/15/29 (Call 05/15/29)	1,378	1,193,761
4.38%, 10/01/25 (Call 07/01/25)	1,201	1,143,688
4.75%, 12/15/28 (Call 09/15/28)	1,879	1,688,864
Kimco Realty Corp.
1.90%, 03/01/28 (Call 01/01/28)	618	501,513
2.25%, 12/01/31 (Call 09/01/31)	986	725,578
2.70%, 03/01/24 (Call 01/01/24)	2,812	2,707,703
2.70%, 10/01/30 (Call 07/01/30)	880	693,044
2.80%, 10/01/26 (Call 07/01/26)	2,243	1,986,311
3.30%, 02/01/25 (Call 12/01/24)	1,212	1,151,836
3.70%, 10/01/49 (Call 04/01/49)	787	509,000
3.80%, 04/01/27 (Call 01/01/27)	1,884	1,722,296
4.13%, 12/01/46 (Call 06/01/46)	871	605,894
4.25%, 04/01/45 (Call 10/01/44)	1,652	1,179,693
4.45%, 09/01/47 (Call 03/01/47)	2,410	1,771,808
4.60%, 02/01/33 (Call 11/01/32)	1,550	1,373,099
Kite Realty Group LP, 4.00%, 10/01/26 (Call 07/01/26)	1,892	1,711,144
Kite Realty Group Trust
4.00%, 03/15/25 (Call 12/15/24)(b)	50	47,183
4.75%, 09/15/30 (Call 06/15/30)	2,315	1,972,542
Life Storage LP
2.20%, 10/15/30 (Call 07/15/30)	1,336	999,355
2.40%, 10/15/31 (Call 07/15/31)	2,290	1,686,814
3.88%, 12/15/27 (Call 09/15/27)	796	720,921
4.00%, 06/15/29 (Call 03/15/29)	2,363	2,059,922
LifeStorage LP/CA, 3.50%, 07/01/26 (Call 04/01/26)	1,594	1,478,260

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
LXP Industrial Trust
2.38%, 10/01/31 (Call 07/01/31)(b)	$270	$195,521
2.70%, 09/15/30 (Call 06/15/30)	696	533,359
Mid-America Apartments LP
1.10%, 09/15/26 (Call 08/15/26)	1,830	1,547,064
1.70%, 02/15/31 (Call 11/15/30)(b)	2,276	1,683,512
2.75%, 03/15/30 (Call 12/15/29)	1,155	949,629
2.88%, 09/15/51 (Call 03/15/51)	1,190	692,556
3.60%, 06/01/27 (Call 03/01/27)	2,675	2,452,146
3.75%, 06/15/24 (Call 03/15/24)	1,112	1,082,543
3.95%, 03/15/29 (Call 12/15/28)	1,795	1,614,710
4.00%, 11/15/25 (Call 08/15/25)	1,692	1,625,572
4.20%, 06/15/28 (Call 03/15/28)	1,358	1,248,491
National Health Investors Inc., 3.00%, 02/01/31 (Call 11/01/30)	2,398	1,655,100
National Retail Properties Inc.
2.50%, 04/15/30 (Call 01/15/30)	2,087	1,646,351
3.00%, 04/15/52 (Call 10/15/51)	495	278,002
3.10%, 04/15/50 (Call 10/15/49)	2,027	1,179,653
3.50%, 10/15/27 (Call 07/15/27)	855	760,830
3.50%, 04/15/51 (Call 10/15/50)	1,517	943,013
3.60%, 12/15/26 (Call 09/15/26)	2,107	1,925,756
3.90%, 06/15/24 (Call 03/15/24)	2,165	2,109,100
4.00%, 11/15/25 (Call 08/15/25)	2,320	2,205,554
4.30%, 10/15/28 (Call 07/15/28)	1,070	971,453
4.80%, 10/15/48	585	458,459
Office Properties Income Trust
2.40%, 02/01/27 (Call 01/01/27)	1,265	870,548
2.65%, 06/15/26 (Call 05/15/26)	1,383	1,011,084
3.45%, 10/15/31 (Call 07/15/31)	2,116	1,295,055
4.25%, 05/15/24 (Call 02/15/24)	1,477	1,347,925
4.50%, 02/01/25 (Call 11/01/24)	2,132	1,779,666
Omega Healthcare Investors Inc.
3.25%, 04/15/33 (Call 01/15/33)	2,883	2,010,489
3.38%, 02/01/31 (Call 11/01/30)(b)	1,729	1,301,142
3.63%, 10/01/29 (Call 07/01/29)	2,212	1,762,323
4.50%, 01/15/25 (Call 10/15/24)	2,615	2,520,546
4.50%, 04/01/27 (Call 01/01/27)(b)	1,330	1,211,178
4.75%, 01/15/28 (Call 10/15/27)	1,857	1,666,899
4.95%, 04/01/24 (Call 01/01/24)	2,568	2,527,811
5.25%, 01/15/26 (Call 10/15/25)	3,520	3,368,006
Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31 (Call 08/15/31)	2,550	1,823,760
Physicians Realty LP
2.63%, 11/01/31 (Call 08/01/31)	2,803	2,083,330
3.95%, 01/15/28 (Call 10/15/27)	2,328	2,085,003
4.30%, 03/15/27 (Call 12/15/26)	261	242,414
Piedmont Operating Partnership LP
2.75%, 04/01/32 (Call 01/01/32)	300	207,060
3.15%, 08/15/30 (Call 05/15/30)	1,468	1,108,531
4.45%, 03/15/24 (Call 12/15/23)	930	912,088
Prologis LP
1.25%, 10/15/30 (Call 07/15/30)	3,148	2,308,177
1.63%, 03/15/31 (Call 12/15/30)	1,604	1,190,489
1.75%, 07/01/30	1,697	1,300,089
1.75%, 02/01/31	2,040	1,539,710
2.13%, 04/15/27 (Call 02/15/27)(b)	1,576	1,383,712
2.13%, 10/15/50 (Call 04/15/50)	1,787	934,887
2.25%, 04/15/30 (Call 01/15/30)	2,717	2,187,022
2.25%, 01/15/32	1,832	1,383,362

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
2.88%, 11/15/29	$1,605	$1,341,010
3.00%, 04/15/50 (Call 10/15/49)	3,013	1,899,245
3.05%, 03/01/50	1,621	1,032,399
3.25%, 06/30/26	884	820,635
3.25%, 10/01/26 (Call 07/01/26)(b)	1,330	1,236,488
3.38%, 12/15/27	2,705	2,470,260
3.88%, 09/15/28 (Call 06/15/28)	1,952	1,796,855
4.00%, 09/15/28	1,216	1,122,550
4.38%, 02/01/29 (Call 11/01/28)	1,621	1,516,121
4.38%, 09/15/48 (Call 03/15/48)	419	335,565
4.63%, 01/15/33 (Call 10/15/32)	3,260	3,023,813
Public Storage
0.88%, 02/15/26 (Call 01/15/26)	1,298	1,122,497
1.50%, 11/09/26 (Call 10/09/26)	2,419	2,107,118
1.85%, 05/01/28 (Call 03/01/28)	2,730	2,264,999
1.95%, 11/09/28 (Call 09/09/28)	2,200	1,810,842
2.25%, 11/09/31 (Call 08/09/31)	1,870	1,434,851
2.30%, 05/01/31 (Call 02/01/31)(b)	2,545	2,000,981
3.09%, 09/15/27 (Call 06/15/27)	2,800	2,539,292
3.39%, 05/01/29 (Call 02/01/29)	1,981	1,751,065
Rayonier LP, 2.75%, 05/17/31 (Call 02/17/31)	2,797	2,153,998
Realty Income Corp.
0.75%, 03/15/26 (Call 02/15/26)	1,433	1,222,034
1.80%, 03/15/33 (Call 12/15/32)	1,568	1,073,076
2.20%, 06/15/28 (Call 04/15/28)	935	775,349
2.85%, 12/15/32 (Call 09/15/32)	576	450,622
3.00%, 01/15/27 (Call 10/15/26)	2,219	1,997,122
3.10%, 12/15/29 (Call 09/15/29)	1,269	1,067,711
3.25%, 06/15/29 (Call 03/15/29)	1,082	933,193
3.25%, 01/15/31 (Call 10/15/30)	3,364	2,799,891
3.40%, 01/15/28 (Call 11/15/27)	1,710	1,532,570
3.65%, 01/15/28 (Call 10/15/27)	2,564	2,327,779
3.88%, 07/15/24 (Call 04/15/24)	2,150	2,102,421
3.88%, 04/15/25 (Call 02/15/25)	2,667	2,582,483
3.95%, 08/15/27 (Call 05/15/27)	2,716	2,517,895
4.13%, 10/15/26 (Call 07/15/26)	2,221	2,099,733
4.60%, 02/06/24 (Call 11/06/23)	2,134	2,118,849
4.63%, 11/01/25 (Call 09/01/25)	1,796	1,754,961
4.65%, 03/15/47 (Call 09/15/46)	2,733	2,248,412
4.88%, 06/01/26 (Call 03/01/26)	2,279	2,217,535
5.63%, 10/13/32	2,235	2,188,534
Regency Centers LP
2.95%, 09/15/29 (Call 06/15/29)	1,465	1,190,415
3.60%, 02/01/27 (Call 11/01/26)	486	445,312
3.70%, 06/15/30 (Call 03/15/30)	713	601,244
4.13%, 03/15/28 (Call 12/15/27)	1,176	1,067,690
4.40%, 02/01/47 (Call 08/01/46)	1,683	1,219,855
4.65%, 03/15/49 (Call 09/15/48)	1,321	984,990
Rexford Industrial Realty LP
2.13%, 12/01/30 (Call 09/01/30)	2,118	1,585,789
2.15%, 09/01/31 (Call 06/01/31)	2,030	1,490,243
Sabra Health Care LP
3.20%, 12/01/31 (Call 09/01/31)	3,620	2,610,382
3.90%, 10/15/29 (Call 07/15/29)	2,089	1,667,878
5.13%, 08/15/26 (Call 05/15/26)	3,116	2,820,354
Safehold Operating Partnership LP
2.80%, 06/15/31 (Call 03/15/31)	2,385	1,763,731
2.85%, 01/15/32 (Call 08/15/31)	670	490,145
Simon Property Group LP
1.38%, 01/15/27 (Call 10/15/26)(b)	3,304	2,800,999

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
1.75%, 02/01/28 (Call 11/01/27)	$635	$520,040
2.00%, 09/13/24 (Call 06/13/24)	1,792	1,684,283
2.20%, 02/01/31 (Call 11/01/30)	1,464	1,101,645
2.25%, 01/15/32 (Call 10/15/31)	3,090	2,260,644
2.45%, 09/13/29 (Call 06/13/29)	4,448	3,564,449
2.65%, 07/15/30 (Call 04/15/30)	1,038	823,041
2.65%, 02/01/32 (Call 12/01/31)	2,385	1,813,029
3.25%, 11/30/26 (Call 08/30/26)	2,933	2,674,984
3.25%, 09/13/49 (Call 03/13/49)	4,233	2,563,632
3.30%, 01/15/26 (Call 10/15/25)	3,172	2,960,523
3.38%, 10/01/24 (Call 07/01/24)	5,133	4,940,512
3.38%, 06/15/27 (Call 03/15/27)	1,212	1,102,944
3.38%, 12/01/27 (Call 09/01/27)	3,418	3,066,766
3.50%, 09/01/25 (Call 06/01/25)	4,108	3,901,491
3.75%, 02/01/24 (Call 11/01/23)	4,063	3,987,875
3.80%, 07/15/50 (Call 01/15/50)	2,380	1,608,690
4.25%, 10/01/44 (Call 04/01/44)	1,077	781,536
4.25%, 11/30/46 (Call 05/30/46)	2,102	1,543,646
4.75%, 03/15/42 (Call 09/15/41)	2,136	1,706,942
6.75%, 02/01/40 (Call 11/01/39)	2,138	2,126,284
SITE Centers Corp.
3.63%, 02/01/25 (Call 11/01/24)	2,552	2,374,662
4.25%, 02/01/26 (Call 11/01/25)	2,034	1,897,458
4.70%, 06/01/27 (Call 03/01/27)	2,074	1,912,850
Spirit Realty LP
2.10%, 03/15/28 (Call 01/15/28)	781	615,116
2.70%, 02/15/32 (Call 11/15/31)	655	463,544
3.20%, 01/15/27 (Call 11/15/26)	1,742	1,510,244
3.20%, 02/15/31 (Call 11/15/30)	725	555,154
3.40%, 01/15/30 (Call 10/15/29)	1,970	1,574,680
4.00%, 07/15/29 (Call 04/15/29)	2,702	2,282,758
4.45%, 09/15/26 (Call 06/15/26)	1,506	1,416,363
STORE Capital Corp.
2.70%, 12/01/31 (Call 09/01/31)	1,980	1,601,681
2.75%, 11/18/30 (Call 08/18/30)	704	584,320
4.50%, 03/15/28 (Call 12/15/27)	2,062	1,878,358
4.63%, 03/15/29 (Call 12/15/28)	1,376	1,278,125
Sun Communities Operating LP
2.30%, 11/01/28 (Call 09/01/28)	615	490,776
2.70%, 07/15/31 (Call 04/15/31)	2,867	2,112,922
4.20%, 04/15/32 (Call 01/15/32)	1,450	1,196,903
Tanger Properties LP
2.75%, 09/01/31 (Call 06/01/31)	650	445,309
3.13%, 09/01/26 (Call 06/01/26)	813	720,578
3.88%, 07/15/27 (Call 04/15/27)(b)	2,065	1,812,099
UDR Inc.
1.90%, 03/15/33 (Call 12/15/32)	1,735	1,169,702
2.10%, 08/01/32 (Call 05/01/32)	1,345	949,758
2.10%, 06/15/33 (Call 03/15/33)(b)	585	397,151
2.95%, 09/01/26 (Call 06/01/26)	805	724,516
3.00%, 08/15/31 (Call 05/15/31)	2,258	1,775,465
3.10%, 11/01/34 (Call 08/01/34)	808	592,490
3.20%, 01/15/30 (Call 10/15/29)	2,428	2,006,645
3.50%, 07/01/27 (Call 04/01/27)	1,223	1,112,160
3.50%, 01/15/28 (Call 10/15/27)	1,050	925,145
4.40%, 01/26/29 (Call 10/26/28)	2,090	1,897,490
Ventas Realty LP
2.50%, 09/01/31 (Call 06/01/31)(b)	2,310	1,749,548
2.65%, 01/15/25 (Call 12/15/24)	2,491	2,328,711
3.00%, 01/15/30 (Call 10/15/29)	2,070	1,691,252

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.25%, 10/15/26 (Call 07/15/26)	$914	$827,133
3.50%, 04/15/24 (Call 03/15/24)	2,165	2,100,959
3.50%, 02/01/25 (Call 11/01/24)	2,953	2,804,257
3.75%, 05/01/24 (Call 02/01/24)	2,670	2,594,759
3.85%, 04/01/27 (Call 01/01/27)	1,080	997,639
4.00%, 03/01/28 (Call 12/01/27)	1,068	965,152
4.13%, 01/15/26 (Call 10/15/25)	4,277	4,056,307
4.38%, 02/01/45 (Call 08/01/44)	338	246,672
4.40%, 01/15/29 (Call 10/15/28)	719	649,703
4.75%, 11/15/30 (Call 08/15/30)	1,040	937,602
4.88%, 04/15/49 (Call 10/15/48)	2,182	1,742,807
5.70%, 09/30/43 (Call 03/30/43)	1,105	950,753
VICI Properties LP
4.38%, 05/15/25	2,055	1,959,422
4.75%, 02/15/28 (Call 01/15/28)	2,620	2,392,374
4.95%, 02/15/30 (Call 12/15/29)	3,185	2,863,570
5.13%, 05/15/32 (Call 02/15/32)	4,595	4,073,422
5.63%, 05/15/52 (Call 11/15/51)	3,131	2,560,125
Vornado Realty LP
2.15%, 06/01/26 (Call 05/01/26)	1,050	867,972
3.40%, 06/01/31 (Call 03/01/31)	1,055	779,033
3.50%, 01/15/25 (Call 11/15/24)	2,440	2,268,907
Welltower Inc.
2.05%, 01/15/29 (Call 11/15/28)	2,118	1,669,048
2.70%, 02/15/27 (Call 12/15/26)	1,809	1,600,187
2.75%, 01/15/31 (Call 10/15/30)	1,001	770,880
2.75%, 01/15/32 (Call 10/15/31)	2,145	1,620,848
2.80%, 06/01/31 (Call 03/01/31)	3,530	2,723,925
3.10%, 01/15/30 (Call 10/15/29)	2,630	2,150,630
3.63%, 03/15/24 (Call 02/15/24)	5,118	4,974,389
3.85%, 06/15/32 (Call 03/15/32)	1,740	1,440,215
4.00%, 06/01/25 (Call 03/01/25)	4,593	4,393,296
4.13%, 03/15/29 (Call 12/15/28)	1,966	1,747,047
4.25%, 04/01/26 (Call 01/01/26)	4,112	3,899,656
4.25%, 04/15/28 (Call 01/15/28)	3,058	2,804,675
4.50%, 01/15/24 (Call 10/15/23)	1,641	1,621,045
4.95%, 09/01/48 (Call 03/01/48)	320	254,010
6.50%, 03/15/41 (Call 09/15/40)	2,042	1,934,121
Weyerhaeuser Co.
3.38%, 03/09/33 (Call 12/09/32)	575	458,885
4.00%, 11/15/29 (Call 08/15/29)	2,469	2,184,324
4.00%, 04/15/30 (Call 01/15/30)	3,020	2,637,245
4.00%, 03/09/52 (Call 09/09/51)	370	259,403
6.95%, 10/01/27	1,064	1,118,636
7.38%, 03/15/32	2,493	2,653,350
WP Carey Inc.
2.25%, 04/01/33 (Call 01/01/33)	750	519,945
2.40%, 02/01/31 (Call 11/01/30)	1,858	1,399,483
2.45%, 02/01/32 (Call 11/01/31)	1,720	1,259,418
3.85%, 07/15/29 (Call 04/15/29)	1,841	1,595,650
4.00%, 02/01/25 (Call 11/01/24)	2,568	2,473,215
4.25%, 10/01/26 (Call 07/01/26)	955	892,209
4.60%, 04/01/24 (Call 01/01/24)	2,382	2,344,888

		747,441,383

Retail — 0.7%
Advance Auto Parts Inc.
1.75%, 10/01/27 (Call 08/01/27)	1,630	1,331,205
3.50%, 03/15/32 (Call 12/15/31)(b)	1,730	1,368,689
3.90%, 04/15/30 (Call 01/15/30)	2,194	1,858,823

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
AutoNation Inc.
1.95%, 08/01/28 (Call 06/01/28)	$862	$661,594
2.40%, 08/01/31 (Call 05/01/31)	2,445	1,690,791
3.50%, 11/15/24 (Call 09/15/24)	2,649	2,544,788
3.80%, 11/15/27 (Call 08/15/27)	1,612	1,409,775
3.85%, 03/01/32 (Call 12/01/31)	1,460	1,138,888
4.50%, 10/01/25 (Call 07/01/25)	1,949	1,872,365
4.75%, 06/01/30 (Call 03/01/30)	2,258	1,949,038
AutoZone Inc.
1.65%, 01/15/31 (Call 10/15/30)	591	437,724
3.13%, 04/18/24 (Call 03/18/24)	1,489	1,442,126
3.13%, 04/21/26 (Call 01/21/26)	2,828	2,634,565
3.25%, 04/15/25 (Call 01/15/25)	3,383	3,214,053
3.63%, 04/15/25 (Call 03/15/25)	640	615,085
3.75%, 06/01/27 (Call 03/01/27)	2,179	2,033,944
3.75%, 04/18/29 (Call 01/18/29)	2,900	2,596,921
4.00%, 04/15/30 (Call 01/15/30)	945	849,697
4.75%, 08/01/32 (Call 05/01/32)	2,345	2,186,642
Best Buy Co. Inc.
1.95%, 10/01/30 (Call 07/01/30)	3,574	2,663,309
4.45%, 10/01/28 (Call 07/01/28)(b)	3,219	2,985,880
Costco Wholesale Corp.
1.38%, 06/20/27 (Call 04/20/27)	4,376	3,771,587
1.60%, 04/20/30 (Call 01/20/30)	6,129	4,890,023
1.75%, 04/20/32 (Call 01/20/32)(b)	4,475	3,431,877
2.75%, 05/18/24 (Call 03/18/24)	4,883	4,743,004
3.00%, 05/18/27 (Call 02/18/27)	4,847	4,515,368
Darden Restaurants Inc.
3.85%, 05/01/27 (Call 02/01/27)(b)	3,549	3,309,655
4.55%, 02/15/48 (Call 08/15/47)	1,970	1,405,536
Dick’s Sporting Goods Inc.
3.15%, 01/15/32 (Call 10/15/31)	2,575	1,952,957
4.10%, 01/15/52 (Call 07/15/51)(b)	2,615	1,603,596
Dollar General Corp.
3.50%, 04/03/30 (Call 01/03/30)	1,633	1,426,866
3.88%, 04/15/27 (Call 01/15/27)	3,474	3,261,982
4.13%, 05/01/28 (Call 02/01/28)	2,872	2,685,550
4.13%, 04/03/50 (Call 10/03/49)(b)	2,835	2,142,239
4.15%, 11/01/25 (Call 08/01/25)	2,112	2,047,394
4.25%, 09/20/24	375	368,498
4.63%, 11/01/27 (Call 10/01/27)	2,440	2,355,918
5.00%, 11/01/32 (Call 08/01/32)	2,765	2,637,423
5.50%, 11/01/52 (Call 05/01/52)	5	4,650
Dollar Tree Inc.
2.65%, 12/01/31 (Call 09/01/31)	3,585	2,796,909
3.38%, 12/01/51 (Call 06/01/51)	2,350	1,473,215
4.00%, 05/15/25 (Call 03/15/25)	4,625	4,485,556
4.20%, 05/15/28 (Call 02/15/28)	5,388	5,017,144
Genuine Parts Co.
1.75%, 02/01/25 (Call 02/01/23)	380	351,219
1.88%, 11/01/30 (Call 08/01/30)	2,245	1,664,151
2.75%, 02/01/32 (Call 11/01/31)	710	550,513
Home Depot Inc. (The)
0.90%, 03/15/28 (Call 01/15/28)	4,712	3,826,521
1.38%, 03/15/31 (Call 12/15/30)	6,240	4,668,955
1.50%, 09/15/28 (Call 07/15/28)(b)	1,245	1,027,723
1.88%, 09/15/31 (Call 06/15/31)	1,940	1,498,825
2.13%, 09/15/26 (Call 06/15/26)	3,645	3,290,852
2.38%, 03/15/51 (Call 09/15/50)	5,375	3,045,367
2.50%, 04/15/27 (Call 02/15/27)(b)	4,154	3,757,542

Security	Par (000)	Value

Retail (continued)
2.70%, 04/15/25 (Call 03/15/25)	$1,365	$1,298,320
2.70%, 04/15/30 (Call 01/15/30)	5,106	4,340,508
2.75%, 09/15/51 (Call 03/15/51)	1,470	897,758
2.80%, 09/14/27 (Call 06/14/27)	3,099	2,820,679
2.88%, 04/15/27 (Call 03/15/27)	2,225	2,045,531
2.95%, 06/15/29 (Call 03/15/29)	2,151	1,897,397
3.00%, 04/01/26 (Call 01/01/26)	5,132	4,825,106
3.13%, 12/15/49 (Call 06/15/49)	5,259	3,494,921
3.25%, 04/15/32 (Call 01/15/32)	5,090	4,385,391
3.30%, 04/15/40 (Call 10/15/39)	2,732	2,047,443
3.35%, 09/15/25 (Call 06/15/25)	1,965	1,886,243
3.35%, 04/15/50 (Call 10/15/49)	2,971	2,060,121
3.50%, 09/15/56 (Call 03/15/56)	3,110	2,120,989
3.63%, 04/15/52 (Call 10/15/51)	5,615	4,074,356
3.75%, 02/15/24 (Call 11/15/23)	3,013	2,980,008
3.90%, 12/06/28 (Call 09/06/28)	3,723	3,516,038
3.90%, 06/15/47 (Call 12/15/46)	4,265	3,292,580
4.00%, 09/15/25 (Call 08/15/25)	315	308,448
4.20%, 04/01/43 (Call 10/01/42)	4,209	3,457,483
4.25%, 04/01/46 (Call 10/01/45)	5,930	4,870,487
4.40%, 03/15/45 (Call 09/15/44)	2,882	2,387,708
4.50%, 09/15/32 (Call 06/15/32)	1,050	995,295
4.50%, 12/06/48 (Call 06/06/48)	5,523	4,677,650
4.88%, 02/15/44 (Call 08/15/43)	4,070	3,626,940
4.95%, 09/15/52 (Call 03/15/52)	935	840,612
5.40%, 09/15/40 (Call 03/15/40)	2,404	2,320,221
5.88%, 12/16/36	9,388	9,653,023
5.95%, 04/01/41 (Call 10/01/40)	3,800	3,867,412
Kohl’s Corp., 5.55%, 07/17/45 (Call 01/17/45)	2,055	1,233,534
Lowe’s Companies Inc.
1.30%, 04/15/28 (Call 02/15/28)	6,252	5,067,121
1.70%, 09/15/28 (Call 07/15/28)	3,173	2,594,308
1.70%, 10/15/30 (Call 07/15/30)	3,603	2,713,455
2.50%, 04/15/26 (Call 01/15/26)	3,172	2,906,853
2.63%, 04/01/31 (Call 01/01/31)	5,527	4,424,087
2.80%, 09/15/41 (Call 03/15/41)	2,450	1,564,496
3.00%, 10/15/50 (Call 04/15/50)	3,733	2,237,374
3.10%, 05/03/27 (Call 02/03/27)	4,216	3,849,967
3.13%, 09/15/24 (Call 06/15/24)	3,665	3,538,301
3.35%, 04/01/27 (Call 03/01/27)	1,780	1,646,464
3.38%, 09/15/25 (Call 06/15/25)	5,337	5,067,962
3.50%, 04/01/51 (Call 10/01/50)	4,732	3,079,870
3.65%, 04/05/29 (Call 01/05/29)	4,558	4,100,058
3.70%, 04/15/46 (Call 10/15/45)	6,841	4,777,754
3.75%, 04/01/32 (Call 01/01/32)	5,405	4,663,272
4.00%, 04/15/25 (Call 03/15/25)	4,442	4,334,815
4.05%, 05/03/47 (Call 11/03/46)	5,269	3,865,338
4.25%, 04/01/52 (Call 10/01/51)	1,800	1,333,674
4.38%, 09/15/45 (Call 03/15/45)	2,178	1,668,500
4.40%, 09/08/25	1,615	1,584,267
4.45%, 04/01/62 (Call 10/01/61)	2,175	1,585,836
4.50%, 04/15/30 (Call 01/15/30)	4,594	4,283,354
4.55%, 04/05/49 (Call 10/05/48)	648	506,315
4.65%, 04/15/42 (Call 10/15/41)	2,270	1,859,448
5.00%, 04/15/33 (Call 01/15/33)	2,720	2,566,592
5.00%, 04/15/40 (Call 10/15/39)	2,506	2,181,699
5.13%, 04/15/50 (Call 10/15/49)	350	299,856
5.50%, 10/15/35	573	548,011
5.63%, 04/15/53 (Call 10/15/52)	2,475	2,231,410
5.80%, 09/15/62 (Call 03/15/62)	2,720	2,435,134

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
6.50%, 03/15/29	$600	$626,664
McDonald’s Corp.
1.45%, 09/01/25 (Call 08/01/25)	1,150	1,045,994
2.13%, 03/01/30 (Call 12/01/29)	1,135	924,378
2.63%, 09/01/29 (Call 06/01/29)	4,508	3,852,988
3.25%, 06/10/24	1,603	1,560,937
3.30%, 07/01/25 (Call 06/01/25)	5,816	5,594,003
3.38%, 05/26/25 (Call 02/26/25)	2,420	2,324,652
3.50%, 03/01/27 (Call 12/01/26)	2,299	2,155,979
3.50%, 07/01/27 (Call 05/01/27)	4,358	4,057,559
3.60%, 07/01/30 (Call 04/01/30)	2,095	1,879,278
3.63%, 05/01/43	1,771	1,292,423
3.63%, 09/01/49 (Call 03/01/49)	4,747	3,360,022
3.70%, 01/30/26 (Call 10/30/25)	4,655	4,469,219
3.70%, 02/15/42	2,141	1,599,520
3.80%, 04/01/28 (Call 01/01/28)	4,041	3,779,062
4.20%, 04/01/50 (Call 10/01/49)	2,880	2,255,069
4.45%, 03/01/47 (Call 09/01/46)	3,955	3,223,404
4.45%, 09/01/48 (Call 03/01/48)	2,955	2,405,843
4.60%, 05/26/45 (Call 11/26/44)	2,714	2,241,683
4.70%, 12/09/35 (Call 06/09/35)	3,041	2,771,355
4.88%, 07/15/40	1,492	1,315,213
4.88%, 12/09/45 (Call 06/09/45)	6,300	5,459,328
5.70%, 02/01/39	1,569	1,524,440
6.30%, 10/15/37	3,068	3,162,004
6.30%, 03/01/38	2,223	2,289,690
O’Reilly Automotive Inc.
1.75%, 03/15/31 (Call 12/15/30)	1,265	939,895
3.55%, 03/15/26 (Call 12/15/25)	2,758	2,615,770
3.60%, 09/01/27 (Call 06/01/27)	1,896	1,749,439
3.90%, 06/01/29 (Call 03/01/29)	2,877	2,601,527
4.20%, 04/01/30 (Call 01/01/30)	1,731	1,577,893
4.35%, 06/01/28 (Call 03/01/28)	1,750	1,651,160
4.70%, 06/15/32 (Call 03/15/32)	3,545	3,316,206
Ross Stores Inc.
0.88%, 04/15/26 (Call 03/15/26)	3,250	2,790,807
1.88%, 04/15/31 (Call 01/15/31)(b)	1,680	1,254,338
4.60%, 04/15/25 (Call 03/15/25)	2,899	2,847,949
Starbucks Corp.
2.00%, 03/12/27 (Call 01/12/27)	2,501	2,180,497
2.25%, 03/12/30 (Call 12/12/29)	2,865	2,320,593
2.45%, 06/15/26 (Call 03/15/26)(b)	1,566	1,428,583
2.55%, 11/15/30 (Call 08/15/30)	4,126	3,369,498
3.00%, 02/14/32 (Call 11/14/31)(b)	3,775	3,125,738
3.35%, 03/12/50 (Call 09/12/49)	2,975	1,954,694
3.50%, 03/01/28 (Call 12/01/27)	2,561	2,355,890
3.50%, 11/15/50 (Call 05/15/50)	2,620	1,781,705
3.55%, 08/15/29 (Call 05/15/29)	3,360	3,024,773
3.75%, 12/01/47 (Call 06/01/47)	3,119	2,231,364
3.80%, 08/15/25 (Call 06/15/25)	3,876	3,755,263
4.00%, 11/15/28 (Call 08/15/28)	3,620	3,360,048
4.30%, 06/15/45(b)	2,066	1,636,293
4.45%, 08/15/49 (Call 02/15/49)	1,324	1,058,207
4.50%, 11/15/48 (Call 05/15/48)	4,380	3,547,625
Target Corp.
1.95%, 01/15/27 (Call 12/15/26)(b)	2,450	2,195,543
2.25%, 04/15/25 (Call 03/15/25)	7,808	7,345,454
2.35%, 02/15/30 (Call 11/15/29)	3,016	2,494,594
2.50%, 04/15/26	4,336	4,007,895
2.65%, 09/15/30 (Call 06/15/30)	1,909	1,598,635

Security	Par (000)	Value

Retail (continued)
2.95%, 01/15/52 (Call 07/15/51)(b)	$4,155	$2,692,855
3.38%, 04/15/29 (Call 01/15/29)	5,143	4,646,289
3.50%, 07/01/24	1,015	993,360
3.63%, 04/15/46	3,788	2,824,181
3.90%, 11/15/47 (Call 05/15/47)	3,552	2,757,702
4.00%, 07/01/42	2,166	1,778,957
4.50%, 09/15/32 (Call 06/15/32)	3,935	3,708,974
6.50%, 10/15/37	488	521,247
7.00%, 01/15/38	670	753,281
TJX Companies Inc. (The)
1.15%, 05/15/28 (Call 03/15/28)	626	505,795
1.60%, 05/15/31 (Call 02/15/31)	375	280,620
2.25%, 09/15/26 (Call 06/15/26)	5,790	5,231,786
3.88%, 04/15/30 (Call 01/15/30)	2,650	2,410,413
4.50%, 04/15/50 (Call 10/15/49)	2,460	2,071,517
Tractor Supply Co., 1.75%, 11/01/30 (Call 08/01/30)	2,315	1,721,017
Walgreens Boots Alliance Inc.
0.95%, 11/17/23 (Call 12/01/22)	1,950	1,864,570
3.20%, 04/15/30 (Call 01/15/30)	2,000	1,676,340
3.45%, 06/01/26 (Call 03/01/26)(b)	2,252	2,107,129
4.10%, 04/15/50 (Call 10/15/49)	1,850	1,281,328
Walmart Inc.
2.38%, 09/24/29 (Call 06/24/29)	2,117	1,810,480
2.50%, 09/22/41 (Call 03/22/41)	4,416	3,037,634
2.65%, 12/15/24 (Call 10/15/24)(b)	175	168,033
2.65%, 09/22/51 (Call 03/22/51)	5,685	3,660,287
2.85%, 07/08/24 (Call 06/08/24)	160	155,266
2.95%, 09/24/49 (Call 03/24/49)	223	152,307
3.05%, 07/08/26 (Call 05/08/26)(b)	50	47,514
3.25%, 07/08/29 (Call 04/08/29)	945	863,021
3.30%, 04/22/24 (Call 01/22/24)	9,060	8,876,626
3.55%, 06/26/25 (Call 04/26/25)	180	175,192
3.63%, 12/15/47 (Call 06/15/47)	380	296,457
3.70%, 06/26/28 (Call 03/26/28)	1,647	1,561,208
3.95%, 06/28/38 (Call 12/28/37)	645	563,072
4.00%, 04/11/43 (Call 10/11/42)(b)	60	50,288
4.05%, 06/29/48 (Call 12/29/47)	1,625	1,358,500
4.15%, 09/09/32 (Call 06/09/32)	3,220	3,048,567
4.50%, 09/09/52 (Call 03/09/52)	450	400,545
5.00%, 10/25/40	120	115,075
5.25%, 09/01/35	35	35,670
5.63%, 04/01/40	615	634,803
5.63%, 04/15/41	15	15,470
5.88%, 04/05/27	255	267,396
6.50%, 08/15/37	265	300,518
7.55%, 02/15/30	550	638,446

		500,580,629

Savings & Loans — 0.0%
New York Community Bancorp Inc., 5.90%, 11/06/28 (Call 11/06/23), (3 mo. LIBOR US + 2.780%)(a)	1,985	1,950,282

Semiconductors — 0.6%
Advanced Micro Devices Inc.
3.92%, 06/01/32 (Call 03/01/32)	3,345	2,986,349
4.39%, 06/01/52 (Call 12/01/51)	1,675	1,354,673
Analog Devices Inc.
1.70%, 10/01/28 (Call 08/01/28)	2,315	1,913,880
2.10%, 10/01/31 (Call 07/01/31)	2,240	1,758,602
2.80%, 10/01/41 (Call 04/01/41)(b)	1,625	1,119,982
2.95%, 04/01/25 (Call 03/01/25)(b)	856	818,961

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
2.95%, 10/01/51 (Call 04/01/51)	$940	$605,689
3.45%, 06/15/27	1,927	1,791,089
3.50%, 12/05/26 (Call 09/05/26)	4,223	3,984,105
5.30%, 12/15/45 (Call 06/15/45)(b)	200	185,920
Applied Materials Inc.
1.75%, 06/01/30 (Call 03/01/30)	3,100	2,448,597
2.75%, 06/01/50 (Call 12/01/49)	3,006	1,915,243
3.30%, 04/01/27 (Call 01/01/27)	4,465	4,197,770
3.90%, 10/01/25 (Call 07/01/25)	3,381	3,294,480
4.35%, 04/01/47 (Call 10/01/46)	3,272	2,764,513
5.10%, 10/01/35 (Call 04/01/35)	1,149	1,113,772
5.85%, 06/15/41	2,209	2,247,503
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.13%, 01/15/25 (Call 11/15/24)	857	817,441
3.50%, 01/15/28 (Call 10/15/27)	4,691	4,130,238
3.63%, 01/15/24 (Call 11/15/23)	381	373,209
3.88%, 01/15/27 (Call 10/15/26)	11,947	10,987,297
Broadcom Inc.
1.95%, 02/15/28 (Call 12/15/27)(b)(f)	10	8,179
2.45%, 02/15/31 (Call 11/15/30)(f)	10,550	7,944,572
2.60%, 02/15/33 (Call 11/15/32)(f)	4,355	3,095,186
3.14%, 11/15/35 (Call 08/15/35)(f)	2,257	1,565,478
3.15%, 11/15/25 (Call 10/15/25)	2,138	1,993,706
3.19%, 11/15/36 (Call 08/15/36)(f)	1,240	846,064
3.42%, 04/15/33 (Call 01/15/33)(f)	16,626	12,679,653
3.46%, 09/15/26 (Call 07/15/26)	1,157	1,062,334
3.47%, 04/15/34 (Call 01/15/34)(f)	11,935	8,933,228
3.50%, 02/15/41 (Call 08/15/40)(f)	9,060	6,046,644
3.63%, 10/15/24 (Call 09/15/24)	680	657,574
3.75%, 02/15/51 (Call 08/15/50)(f)	3,801	2,431,310
4.00%, 04/15/29 (Call 02/15/29)(f)	2,930	2,571,368
4.11%, 09/15/28 (Call 06/15/28)	70	62,897
4.15%, 11/15/30 (Call 08/15/30)	4,490	3,862,747
4.15%, 04/15/32 (Call 01/15/32)(f)	3,295	2,764,241
4.30%, 11/15/32 (Call 08/15/32)	8,064	6,804,887
4.75%, 04/15/29 (Call 01/15/29)	45	41,786
4.93%, 05/15/37 (Call 02/15/37)(f)	21,274	17,534,031
5.00%, 04/15/30 (Call 01/15/30)	100	92,161
Intel Corp.
1.60%, 08/12/28 (Call 06/12/28)	4,218	3,481,115
2.00%, 08/12/31 (Call 05/12/31)(b)	5,045	3,855,339
2.45%, 11/15/29 (Call 08/15/29)	7,202	5,975,427
2.60%, 05/19/26 (Call 02/19/26)	4,746	4,390,999
2.80%, 08/12/41 (Call 02/12/41)	1,960	1,262,612
2.88%, 05/11/24 (Call 03/11/24)	5,514	5,349,738
3.05%, 08/12/51 (Call 02/12/51)	675	408,010
3.10%, 02/15/60 (Call 08/15/59)	5,355	3,040,676
3.15%, 05/11/27 (Call 02/11/27)	3,478	3,212,281
3.20%, 08/12/61 (Call 02/12/61)	580	335,420
3.25%, 11/15/49 (Call 05/15/49)	10,248	6,427,956
3.40%, 03/25/25 (Call 02/25/25)	5,977	5,775,754
3.70%, 07/29/25 (Call 04/29/25)	8,208	7,968,244
3.73%, 12/08/47 (Call 06/08/47)	4,707	3,276,260
3.75%, 03/25/27 (Call 01/25/27)	4,505	4,275,065
3.75%, 08/05/27 (Call 07/05/27)	3,740	3,519,602
3.90%, 03/25/30 (Call 12/25/29)	6,139	5,560,829
4.00%, 08/05/29 (Call 06/05/29)	2,895	2,673,272
4.00%, 12/15/32(b)	3,251	2,867,707
4.10%, 05/19/46 (Call 11/19/45)	6,472	4,878,076
4.10%, 05/11/47 (Call 11/11/46)	5,093	3,795,966

Security	Par (000)	Value

Semiconductors (continued)
4.15%, 08/05/32 (Call 05/05/32)	$2,720	$2,432,822
4.25%, 12/15/42	872	684,424
4.60%, 03/25/40 (Call 09/25/39)	6,644	5,614,379
4.75%, 03/25/50 (Call 09/25/49)	6,684	5,429,480
4.80%, 10/01/41	855	734,120
4.90%, 07/29/45 (Call 01/29/45)	1,781	1,523,859
4.90%, 08/05/52 (Call 02/05/52)	2,880	2,396,621
4.95%, 03/25/60 (Call 09/25/59)(b)	3,554	2,873,480
5.05%, 08/05/62 (Call 02/05/62)	2,830	2,306,507
KLA Corp.
3.30%, 03/01/50 (Call 08/28/49)	2,768	1,864,414
4.10%, 03/15/29 (Call 12/15/28)	2,803	2,637,231
4.65%, 11/01/24 (Call 08/01/24)	1,386	1,379,389
4.65%, 07/15/32 (Call 04/15/32)	2,095	1,988,364
4.95%, 07/15/52 (Call 01/15/52)	3,995	3,485,278
5.00%, 03/15/49 (Call 09/15/48)	1,519	1,333,166
5.25%, 07/15/62 (Call 01/15/62)	2,975	2,625,110
Lam Research Corp.
1.90%, 06/15/30 (Call 03/15/30)	3,015	2,366,323
2.88%, 06/15/50 (Call 12/15/49)	2,974	1,857,174
3.13%, 06/15/60 (Call 12/15/59)	2,446	1,472,786
3.75%, 03/15/26 (Call 01/15/26)	4,585	4,399,537
3.80%, 03/15/25 (Call 12/15/24)	2,817	2,743,026
4.00%, 03/15/29 (Call 12/15/28)	3,741	3,469,142
4.88%, 03/15/49 (Call 09/15/48)	2,805	2,477,152
Marvell Technology Inc.
1.65%, 04/15/26 (Call 03/15/26)	3,125	2,694,812
2.45%, 04/15/28 (Call 02/15/28)	2,982	2,431,910
2.95%, 04/15/31 (Call 01/15/31)	2,040	1,582,122
4.88%, 06/22/28 (Call 03/22/28)	175	160,690
Microchip Technology Inc.
0.97%, 02/15/24(b)	136	127,987
0.98%, 09/01/24	387	355,173
4.25%, 09/01/25 (Call 12/01/22)	4,100	3,909,596
Micron Technology Inc.
2.70%, 04/15/32 (Call 01/15/32)	3,817	2,796,105
3.37%, 11/01/41 (Call 05/01/41)	1,935	1,225,339
3.48%, 11/01/51 (Call 05/01/51)	1,865	1,096,489
4.19%, 02/15/27 (Call 12/15/26)	3,164	2,938,122
4.66%, 02/15/30 (Call 11/15/29)	3,422	3,051,842
4.98%, 02/06/26 (Call 12/06/25)	2,966	2,891,820
5.33%, 02/06/29 (Call 11/06/28)	2,639	2,452,185
NVIDIA Corp.
0.58%, 06/14/24 (Call 06/14/23)	395	368,519
1.55%, 06/15/28 (Call 04/15/28)	5,975	4,938,278
2.00%, 06/15/31 (Call 03/15/31)	3,408	2,652,583
2.85%, 04/01/30 (Call 01/01/30)	4,177	3,558,303
3.20%, 09/16/26 (Call 06/16/26)	3,452	3,251,611
3.50%, 04/01/40 (Call 10/01/39)	3,158	2,397,269
3.50%, 04/01/50 (Call 10/01/49)	7,077	5,024,316
3.70%, 04/01/60 (Call 10/01/59)	2,140	1,459,287
NXP BV/NXP Funding LLC
4.88%, 03/01/24 (Call 02/01/24)	2,614	2,584,436
5.35%, 03/01/26 (Call 01/01/26)(b)	2,540	2,490,343
5.55%, 12/01/28 (Call 09/01/28)	1,342	1,291,541
NXP BV/NXP Funding LLC/NXP USA Inc.
2.50%, 05/11/31 (Call 02/11/31)	3,748	2,815,985
2.65%, 02/15/32 (Call 11/15/31)	3,661	2,730,630
2.70%, 05/01/25 (Call 04/01/25)	2,259	2,088,333
3.13%, 02/15/42 (Call 08/15/41)	2,150	1,352,006

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
3.15%, 05/01/27 (Call 03/01/27)(b)	$2,395	$2,119,264
3.25%, 05/11/41 (Call 11/11/40)	3,565	2,306,805
3.25%, 11/30/51 (Call 05/30/51)	1,480	859,688
3.40%, 05/01/30 (Call 02/01/30)	3,593	2,979,567
3.88%, 06/18/26 (Call 04/18/26)	3,250	3,023,085
4.30%, 06/18/29 (Call 03/18/29)	4,666	4,188,995
4.40%, 06/01/27 (Call 05/01/27)	605	567,381
5.00%, 01/15/33 (Call 10/15/32)	3,745	3,370,163
Qorvo Inc.
1.75%, 12/15/24 (Call 12/15/22)(f)	1,685	1,544,471
4.38%, 10/15/29 (Call 10/15/24)	3,710	3,171,790
QUALCOMM Inc.
1.30%, 05/20/28 (Call 02/20/28)	3,825	3,131,030
1.65%, 05/20/32 (Call 02/20/32)	4,583	3,445,912
2.15%, 05/20/30 (Call 02/20/30)	4,945	4,058,807
2.90%, 05/20/24 (Call 03/20/24)	253	245,253
3.25%, 05/20/27 (Call 02/20/27)	8,672	8,055,507
3.25%, 05/20/50 (Call 11/20/49)(b)	3,704	2,550,686
3.45%, 05/20/25 (Call 02/20/25)	521	502,577
4.25%, 05/20/32 (Call 02/20/32)	1,026	963,445
4.30%, 05/20/47 (Call 11/20/46)	5,881	4,816,304
4.50%, 05/20/52 (Call 11/20/51)	4,000	3,316,400
4.65%, 05/20/35 (Call 11/20/34)	3,682	3,403,899
4.80%, 05/20/45 (Call 11/20/44)	2,711	2,395,738
Skyworks Solutions Inc.
1.80%, 06/01/26 (Call 05/01/26)	3,140	2,680,963
3.00%, 06/01/31 (Call 03/01/31)	2,020	1,501,688
Texas Instruments Inc.
1.13%, 09/15/26 (Call 08/15/26)	610	530,877
1.38%, 03/12/25 (Call 02/12/25)	3,763	3,482,243
1.75%, 05/04/30 (Call 02/04/30)	2,960	2,356,071
1.90%, 09/15/31 (Call 06/15/31)	2,650	2,072,962
2.25%, 09/04/29 (Call 06/04/29)	2,688	2,263,215
2.63%, 05/15/24 (Call 03/15/24)	1,223	1,182,837
2.70%, 09/15/51 (Call 03/15/51)(b)	2,325	1,491,418
2.90%, 11/03/27 (Call 08/03/27)	2,691	2,454,057
3.65%, 08/16/32 (Call 05/16/32)	2,205	1,976,518
3.88%, 03/15/39 (Call 09/15/38)	2,823	2,354,551
4.10%, 08/16/52 (Call 02/16/52)	945	776,695
4.15%, 05/15/48 (Call 11/15/47)	4,776	3,940,200
TSMC Arizona Corp.
1.75%, 10/25/26 (Call 09/25/26)	5,770	4,982,106
2.50%, 10/25/31 (Call 07/25/31)	2,925	2,269,624
3.13%, 10/25/41 (Call 04/25/41)(b)	4,375	3,052,656
3.25%, 10/25/51 (Call 04/25/51)(b)	4,205	2,737,371
3.88%, 04/22/27 (Call 03/22/27)	410	383,797
4.13%, 04/22/29 (Call 02/22/29)	535	494,228
4.25%, 04/22/32 (Call 01/22/32)	1,070	955,499
4.50%, 04/22/52 (Call 10/22/51)	1,130	925,029
Xilinx Inc.
2.38%, 06/01/30 (Call 03/01/30)	2,856	2,328,668
2.95%, 06/01/24 (Call 04/01/24)	4,598	4,451,600

		451,610,763

Shipbuilding — 0.0%
Huntington Ingalls Industries Inc.
2.04%, 08/16/28 (Call 06/16/28)	2,429	1,952,139
3.48%, 12/01/27 (Call 09/01/27)	2,256	2,011,653
3.84%, 05/01/25 (Call 04/01/25)	2,075	1,976,085

Security	Par (000)	Value

Shipbuilding (continued)
4.20%, 05/01/30 (Call 02/01/30)	$1,445	$1,275,472

		7,215,349

Software — 0.6%
Activision Blizzard Inc.
1.35%, 09/15/30 (Call 06/15/30)	2,121	1,610,560
2.50%, 09/15/50 (Call 03/15/50)	3,453	2,049,701
3.40%, 09/15/26 (Call 06/15/26)	3,405	3,200,870
3.40%, 06/15/27 (Call 03/15/27)	2,335	2,161,206
4.50%, 06/15/47 (Call 12/15/46)	2,187	1,848,540
Adobe Inc.
1.90%, 02/01/25 (Call 01/01/25)	3,203	3,008,001
2.15%, 02/01/27 (Call 12/01/26)	2,761	2,480,841
2.30%, 02/01/30 (Call 11/01/29)	5,708	4,742,948
3.25%, 02/01/25 (Call 11/01/24)	2,823	2,730,744
Autodesk Inc.
2.40%, 12/15/31 (Call 09/15/31)	3,145	2,427,909
2.85%, 01/15/30 (Call 10/15/29)	2,007	1,674,761
3.50%, 06/15/27 (Call 03/15/27)	3,310	3,041,890
4.38%, 06/15/25 (Call 03/15/25)	2,577	2,525,280
Broadridge Financial Solutions Inc.
2.60%, 05/01/31 (Call 02/01/31)	4,066	3,164,608
2.90%, 12/01/29 (Call 09/01/29)	3,333	2,747,725
3.40%, 06/27/26 (Call 03/27/26)	2,084	1,927,658
Cadence Design Systems Inc., 4.38%, 10/15/24 (Call 07/15/24)	1,780	1,751,520
Electronic Arts Inc.
1.85%, 02/15/31 (Call 11/15/30)	2,677	2,063,967
2.95%, 02/15/51 (Call 08/15/50)	2,535	1,577,911
4.80%, 03/01/26 (Call 12/01/25)	2,793	2,768,813
Fidelity National Information Services Inc.
0.60%, 03/01/24	2,898	2,723,511
1.15%, 03/01/26 (Call 02/01/26)	4,933	4,258,659
1.65%, 03/01/28 (Call 01/01/28)	4,545	3,708,811
2.25%, 03/01/31 (Call 12/01/30)(b)	4,315	3,317,415
3.10%, 03/01/41 (Call 09/01/40)	2,735	1,787,514
4.50%, 07/15/25	1,300	1,265,160
4.50%, 08/15/46 (Call 02/15/46)	1,257	946,521
4.70%, 07/15/27 (Call 06/15/27)	2,325	2,224,653
5.10%, 07/15/32 (Call 04/15/32)	1,415	1,331,204
5.63%, 07/15/52 (Call 01/15/52)	1,735	1,515,991
Fiserv Inc.
2.25%, 06/01/27 (Call 04/01/27)	1,365	1,180,684
2.65%, 06/01/30 (Call 03/01/30)	4,674	3,786,735
2.75%, 07/01/24 (Call 06/01/24)	6,657	6,367,420
3.20%, 07/01/26 (Call 05/01/26)	7,749	7,114,822
3.50%, 07/01/29 (Call 04/01/29)	7,660	6,656,004
3.85%, 06/01/25 (Call 03/01/25)	4,405	4,226,245
4.20%, 10/01/28 (Call 07/01/28)	2,657	2,461,206
4.40%, 07/01/49 (Call 01/01/49)	5,830	4,385,676
Intuit Inc.
0.95%, 07/15/25 (Call 06/15/25)	3,955	3,560,212
1.35%, 07/15/27 (Call 05/15/27)	4,053	3,423,002
1.65%, 07/15/30 (Call 04/15/30)	4,397	3,398,837
Micron Technology Inc., 6.75%, 11/01/29	3,000	3,001,410
Microsoft Corp.
2.40%, 08/08/26 (Call 05/08/26)	12,322	11,401,177
2.53%, 06/01/50 (Call 12/01/49)	32,834	20,632,229
2.68%, 06/01/60 (Call 12/01/59)	13,498	8,151,442
2.70%, 02/12/25 (Call 11/12/24)	7,615	7,312,761
2.88%, 02/06/24 (Call 12/06/23)	9,545	9,338,542

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
2.92%, 03/17/52 (Call 09/17/51)	$30,511	$20,658,083
3.04%, 03/17/62 (Call 09/17/61)	8,099	5,276,337
3.13%, 11/03/25 (Call 08/03/25)	6,251	6,014,150
3.30%, 02/06/27 (Call 11/06/26)	12,775	12,149,280
3.45%, 08/08/36 (Call 02/08/36)	4,061	3,481,373
3.50%, 02/12/35 (Call 08/12/34)	10,316	9,106,758
3.50%, 11/15/42	955	757,726
3.63%, 12/15/23 (Call 09/15/23)	7,015	6,948,357
3.70%, 08/08/46 (Call 02/08/46)	795	642,153
3.75%, 02/12/45 (Call 08/12/44)(b)	740	601,072
3.95%, 08/08/56 (Call 02/08/56)	385	306,391
4.00%, 02/12/55 (Call 08/12/54)	200	161,316
4.10%, 02/06/37 (Call 08/06/36)	1,000	913,840
4.20%, 11/03/35 (Call 05/03/35)	425	396,189
4.25%, 02/06/47 (Call 08/06/46)	525	460,997
4.45%, 11/03/45 (Call 05/03/45)	370	334,073
4.50%, 10/01/40	385	355,501
4.50%, 02/06/57 (Call 08/06/56)	305	269,529
5.30%, 02/08/41	415	420,935
Oracle Corp.
1.65%, 03/25/26 (Call 02/25/26)	7,315	6,430,616
2.30%, 03/25/28 (Call 01/25/28)	9,210	7,693,758
2.50%, 04/01/25 (Call 03/01/25)	8,524	7,968,320
2.65%, 07/15/26 (Call 04/15/26)	12,790	11,503,965
2.80%, 04/01/27 (Call 02/01/27)	7,177	6,346,047
2.88%, 03/25/31 (Call 12/25/30)	9,076	7,156,063
2.95%, 11/15/24 (Call 09/15/24)	4,202	4,011,145
2.95%, 05/15/25 (Call 02/15/25)(b)	7,319	6,882,129
2.95%, 04/01/30 (Call 01/01/30)	12,310	10,026,618
3.25%, 11/15/27 (Call 08/15/27)	6,802	6,041,060
3.25%, 05/15/30 (Call 02/15/30)	1,414	1,171,457
3.40%, 07/08/24 (Call 04/08/24)(b)	7,429	7,206,650
3.60%, 04/01/40 (Call 10/01/39)	10,540	7,124,618
3.60%, 04/01/50 (Call 10/01/49)	15,693	9,661,709
3.65%, 03/25/41 (Call 09/25/40)	6,153	4,171,919
3.80%, 11/15/37 (Call 05/15/37)	6,788	4,952,525
3.85%, 07/15/36 (Call 01/15/36)	4,322	3,236,530
3.85%, 04/01/60 (Call 10/01/59)	11,387	6,871,257
3.90%, 05/15/35 (Call 11/15/34)	4,145	3,207,028
3.95%, 03/25/51 (Call 09/25/50)	7,155	4,680,085
4.00%, 07/15/46 (Call 01/15/46)	10,024	6,690,719
4.00%, 11/15/47 (Call 05/15/47)	6,307	4,168,359
4.10%, 03/25/61 (Call 09/25/60)	5,100	3,195,558
4.13%, 05/15/45 (Call 11/15/44)	7,489	5,123,899
4.30%, 07/08/34 (Call 01/08/34)	5,834	4,798,348
4.38%, 05/15/55 (Call 11/15/54)	4,139	2,806,242
4.50%, 07/08/44 (Call 01/08/44)	2,398	1,760,228
5.38%, 07/15/40	8,144	6,799,751
6.13%, 07/08/39	2,848	2,605,607
6.50%, 04/15/38	5,020	4,837,272
Roper Technologies Inc.
1.00%, 09/15/25 (Call 08/15/25)	2,077	1,838,353
1.40%, 09/15/27 (Call 07/15/27)	2,526	2,076,827
1.75%, 02/15/31 (Call 11/15/30)	2,015	1,480,844
2.00%, 06/30/30 (Call 03/30/30)	2,884	2,188,668
2.35%, 09/15/24 (Call 08/15/24)	2,380	2,259,572
2.95%, 09/15/29 (Call 06/15/29)	3,418	2,850,954
3.80%, 12/15/26 (Call 09/15/26)	2,842	2,658,009
3.85%, 12/15/25 (Call 09/15/25)	1,886	1,795,019
4.20%, 09/15/28 (Call 06/15/28)	2,364	2,191,972

Security	Par (000)	Value

Software (continued)
salesforce.com Inc.
0.63%, 07/15/24 (Call 12/01/22)	$625	$582,131
1.50%, 07/15/28 (Call 05/15/28)	1,725	1,442,583
1.95%, 07/15/31 (Call 04/15/31)	3,080	2,406,342
2.70%, 07/15/41 (Call 01/15/41)	1,460	996,027
2.90%, 07/15/51 (Call 01/15/51)	3,040	1,956,362
3.05%, 07/15/61 (Call 01/15/61)	2,075	1,269,195
3.70%, 04/11/28 (Call 01/11/28)	8,541	8,060,483
ServiceNow Inc., 1.40%, 09/01/30 (Call 06/01/30)	7,119	5,244,354
Take-Two Interactive Software Inc.
3.30%, 03/28/24	2,832	2,749,532
3.55%, 04/14/25	2,495	2,379,956
3.70%, 04/14/27 (Call 03/14/27)	2,230	2,062,482
4.00%, 04/14/32 (Call 01/14/32)	2,193	1,890,256
VMware Inc.
1.00%, 08/15/24 (Call 12/01/22)	1,000	922,580
1.40%, 08/15/26 (Call 07/15/26)	1,507	1,287,521
1.80%, 08/15/28 (Call 06/15/28)	479	378,319
2.20%, 08/15/31 (Call 05/15/31)	652	475,041
3.90%, 08/21/27 (Call 05/21/27)	3,454	3,164,969
4.50%, 05/15/25 (Call 04/15/25)	2,791	2,723,737
4.65%, 05/15/27 (Call 03/15/27)	3,916	3,705,241
4.70%, 05/15/30 (Call 02/15/30)	2,590	2,320,251
Workday Inc.
3.50%, 04/01/27 (Call 03/01/27)	1,830	1,688,651
3.70%, 04/01/29 (Call 02/01/29)	1,988	1,771,666
3.80%, 04/01/32 (Call 01/01/32)(b)	2,885	2,467,685

		488,652,420

Telecommunications — 1.0%
America Movil SAB de CV
2.88%, 05/07/30 (Call 02/07/30)	5,205	4,292,147
3.63%, 04/22/29 (Call 01/22/29)	3,331	2,942,939
4.38%, 07/16/42	5,060	3,969,418
4.38%, 04/22/49 (Call 10/22/48)(b)	3,876	3,032,970
4.70%, 07/21/32 (Call 04/21/32)	975	895,820
6.13%, 11/15/37	2,515	2,421,341
6.13%, 03/30/40	4,381	4,204,358
6.38%, 03/01/35	3,651	3,680,938
AT&T Inc.
0.90%, 03/25/24 (Call 11/14/22)	2,010	1,898,726
1.65%, 02/01/28 (Call 12/01/27)	9,616	7,933,681
1.70%, 03/25/26 (Call 03/25/23)	3,099	2,733,225
2.25%, 02/01/32 (Call 11/01/31)	8,701	6,544,370
2.30%, 06/01/27 (Call 04/01/27)	2,557	2,231,571
2.55%, 12/01/33 (Call 09/01/33)	23,288	17,180,256
2.75%, 06/01/31 (Call 03/01/31)	10,456	8,366,368
2.95%, 07/15/26 (Call 04/15/26)	2,080	1,901,598
3.50%, 06/01/41 (Call 12/01/40)	9,785	6,913,885
3.50%, 09/15/53 (Call 03/15/53)	29,466	18,939,566
3.55%, 09/15/55 (Call 03/15/55)	29,988	18,980,605
3.65%, 06/01/51 (Call 12/01/50)	7,966	5,309,259
3.65%, 09/15/59 (Call 03/15/59)	24,444	15,481,852
3.80%, 02/15/27 (Call 11/15/26)	689	644,904
3.80%, 12/01/57 (Call 06/01/57)	21,701	14,297,704
3.85%, 06/01/60 (Call 12/01/59)	6,375	4,211,708
3.88%, 01/15/26 (Call 10/15/25)	1,739	1,669,040
4.10%, 02/15/28 (Call 11/15/27)	895	837,111
4.25%, 03/01/27 (Call 12/01/26)	1,356	1,296,865
4.30%, 02/15/30 (Call 11/15/29)	9,157	8,358,784
4.30%, 12/15/42 (Call 06/15/42)	1,453	1,126,816

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
4.35%, 03/01/29 (Call 12/01/28)	$11,614	$10,781,508
4.35%, 06/15/45 (Call 12/15/44)	1,020	781,748
4.50%, 05/15/35 (Call 11/15/34)	10,766	9,294,611
4.50%, 03/09/48 (Call 09/09/47)	2,990	2,308,848
4.55%, 03/09/49 (Call 09/09/48)	2,229	1,729,615
4.65%, 06/01/44 (Call 12/01/43)	1,804	1,440,368
4.75%, 05/15/46 (Call 11/15/45)	1,926	1,573,523
4.80%, 06/15/44 (Call 12/15/43)	365	296,278
4.85%, 03/01/39 (Call 09/01/38)	11,132	9,529,883
4.85%, 07/15/45 (Call 01/15/45)	594	483,807
4.90%, 08/15/37 (Call 02/14/37)	3,958	3,462,815
5.15%, 03/15/42	500	430,730
5.15%, 11/15/46 (Call 05/15/46)	566	480,557
5.15%, 02/15/50 (Call 08/14/49)	937	796,937
5.25%, 03/01/37 (Call 09/01/36)	430	394,301
5.35%, 09/01/40	613	544,638
5.45%, 03/01/47 (Call 09/01/46)	668	596,985
5.55%, 08/15/41	172	156,475
5.65%, 02/15/47 (Call 08/15/46)	277	255,336
5.70%, 03/01/57 (Call 09/01/56)	686	626,222
6.00%, 08/15/40 (Call 05/15/40)	1,544	1,475,446
6.30%, 01/15/38(b)	400	399,948
6.38%, 03/01/41	629	624,459
6.55%, 02/15/39	501	509,948
Bell Canada, Series US-6, 3.20%, 02/15/52 (Call 08/15/51)	490	304,476
Bell Telephone Co. of Canada or Bell Canada (The)
3.65%, 08/15/52 (Call 02/15/52)	2,025	1,368,799
4.30%, 07/29/49 (Call 01/29/49)	2,450	1,872,462
4.46%, 04/01/48 (Call 10/01/47)	4,226	3,355,613
Series US-3, 0.75%, 03/17/24	420	395,577
Series US-4, 3.65%, 03/17/51 (Call 09/17/50)	2,094	1,416,738
Series US-5, 2.15%, 02/15/32 (Call 11/15/31)	2,190	1,649,004
British Telecommunications PLC
4.50%, 12/04/23 (Call 11/04/23)	2,999	2,959,863
5.13%, 12/04/28 (Call 09/04/28)	3,618	3,320,130
9.63%, 12/15/30	7,296	8,322,255
Cisco Systems Inc.
2.50%, 09/20/26 (Call 06/20/26)	2,662	2,461,818
2.95%, 02/28/26	1,485	1,401,855
3.50%, 06/15/25	2,388	2,319,727
3.63%, 03/04/24	4,377	4,311,301
5.50%, 01/15/40	6,751	6,628,942
5.90%, 02/15/39	6,715	6,863,267
Corning Inc.
3.90%, 11/15/49 (Call 05/15/49)	1,813	1,239,639
4.38%, 11/15/57 (Call 05/15/57)	2,742	1,983,481
4.70%, 03/15/37	1,097	947,896
4.75%, 03/15/42	780	647,345
5.35%, 11/15/48 (Call 05/15/48)(b)	1,939	1,685,495
5.45%, 11/15/79 (Call 05/19/79)	2,883	2,315,424
5.75%, 08/15/40	1,932	1,822,108
5.85%, 11/15/68 (Call 05/15/68)	1,762	1,500,854
Deutsche Telekom International Finance BV
8.75%, 06/15/30	8,955	10,257,505
9.25%, 06/01/32	2,722	3,290,599
Juniper Networks Inc.
1.20%, 12/10/25 (Call 11/10/25)	365	318,634
2.00%, 12/10/30 (Call 09/10/30)	1,261	913,456
3.75%, 08/15/29 (Call 05/15/29)	2,711	2,324,384

Security	Par (000)	Value

Telecommunications (continued)
5.95%, 03/15/41	$1,769	$1,510,584
Koninklijke KPN NV, 8.38%, 10/01/30	777	847,800
Motorola Solutions Inc.
2.30%, 11/15/30 (Call 08/15/30)	1,476	1,104,137
2.75%, 05/24/31 (Call 02/24/31)	3,850	2,942,286
4.00%, 09/01/24	395	385,208
4.60%, 02/23/28 (Call 11/23/27)	3,805	3,568,824
4.60%, 05/23/29 (Call 02/23/29)	2,491	2,289,478
5.50%, 09/01/44	1,673	1,384,207
5.60%, 06/01/32 (Call 03/01/32)	3,030	2,853,048
Orange SA
5.38%, 01/13/42	3,253	2,966,183
5.50%, 02/06/44 (Call 08/06/43)	2,319	2,144,750
9.00%, 03/01/31	7,635	9,117,335
Rogers Communications Inc.
2.90%, 11/15/26 (Call 08/15/26)	3,637	3,259,589
2.95%, 03/15/25 (Call 03/15/23)(f)	3,350	3,164,913
3.20%, 03/15/27 (Call 02/15/27)(f)	2,355	2,137,327
3.63%, 12/15/25 (Call 09/15/25)	3,783	3,539,488
3.70%, 11/15/49 (Call 05/15/49)(b)	3,843	2,513,091
3.80%, 03/15/32 (Call 12/15/31)(f)	3,000	2,551,800
4.30%, 02/15/48 (Call 08/15/47)	2,392	1,735,229
4.35%, 05/01/49 (Call 11/01/48)	3,053	2,223,072
4.50%, 03/15/42 (Call 09/15/41)(f)	3,055	2,413,633
4.50%, 03/15/43 (Call 09/15/42)	1,988	1,519,011
4.55%, 03/15/52 (Call 09/15/51)(f)	4,175	3,224,478
5.00%, 03/15/44 (Call 09/15/43)	3,883	3,130,358
5.45%, 10/01/43 (Call 04/01/43)	2,628	2,254,798
7.50%, 08/15/38	1,581	1,713,867
Telefonica Emisiones SA
4.10%, 03/08/27	4,384	4,016,095
4.67%, 03/06/38	2,414	1,827,205
4.90%, 03/06/48	4,131	2,959,985
5.21%, 03/08/47	8,159	6,139,403
5.52%, 03/01/49 (Call 09/01/48)	4,090	3,220,589
7.05%, 06/20/36	8,420	8,216,910
Telefonica Europe BV, 8.25%, 09/15/30	4,355	4,725,262
TELUS Corp.
2.80%, 02/16/27 (Call 11/16/26)	2,920	2,630,832
3.40%, 05/13/32 (Call 02/13/32)	3,085	2,531,613
3.70%, 09/15/27 (Call 06/15/27)	2,193	2,031,749
4.30%, 06/15/49 (Call 12/15/48)(b)	1,597	1,210,654
4.60%, 11/16/48 (Call 05/16/48)	2,482	1,983,143
T-Mobile USA Inc.
1.50%, 02/15/26 (Call 01/15/26)	1,231	1,081,273
2.05%, 02/15/28 (Call 12/15/27)	7,475	6,199,316
2.25%, 02/15/26 (Call 02/15/23)	4,748	4,265,176
2.25%, 11/15/31 (Call 08/15/31)	4,504	3,410,654
2.40%, 03/15/29 (Call 01/15/29)	491	401,181
2.55%, 02/15/31 (Call 11/15/30)	9,514	7,521,198
2.63%, 04/15/26 (Call 04/15/23)	1,447	1,306,569
2.63%, 02/15/29 (Call 02/15/24)	7,610	6,315,235
2.70%, 03/15/32 (Call 12/15/31)	2,410	1,885,825
2.88%, 02/15/31 (Call 02/15/26)	5,710	4,599,062
3.00%, 02/15/41 (Call 08/15/40)(b)	8,486	5,698,264
3.30%, 02/15/51 (Call 08/15/50)	7,614	4,873,874
3.38%, 04/15/29 (Call 04/15/24)	3,590	3,107,253
3.40%, 10/15/52 (Call 04/15/52)	7,570	4,901,953
3.50%, 04/15/25 (Call 03/15/25)	9,976	9,514,810
3.50%, 04/15/31 (Call 04/15/26)	4,765	4,032,143

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
3.60%, 11/15/60 (Call 05/15/60)	$6,330	$4,065,886
3.75%, 04/15/27 (Call 02/15/27)	11,722	10,819,758
3.88%, 04/15/30 (Call 01/15/30)	24,432	21,618,900
4.38%, 04/15/40 (Call 10/15/39)	7,505	6,117,250
4.50%, 04/15/50 (Call 10/15/49)	10,343	8,210,067
4.75%, 02/01/28 (Call 02/01/23)	5,315	5,041,809
5.38%, 04/15/27 (Call 11/14/22)	4,990	4,945,589
5.65%, 01/15/53 (Call 07/15/52)	200	184,572
Verizon Communications Inc.
0.75%, 03/22/24	2,185	2,063,339
0.85%, 11/20/25 (Call 10/20/25)	6,166	5,422,997
1.45%, 03/20/26 (Call 02/20/26)	4,415	3,890,454
1.50%, 09/18/30 (Call 06/18/30)	965	717,005
1.68%, 10/30/30 (Call 07/30/30)	1,848	1,375,485
1.75%, 01/20/31 (Call 10/20/30)	7,580	5,635,730
2.10%, 03/22/28 (Call 01/22/28)	10,660	8,960,903
2.36%, 03/15/32 (Call 12/15/31)	19,597	14,838,652
2.55%, 03/21/31 (Call 12/21/30)	12,038	9,509,418
2.63%, 08/15/26	9,154	8,326,753
2.65%, 11/20/40 (Call 05/20/40)	12,448	7,900,995
2.85%, 09/03/41 (Call 03/03/41)	3,672	2,396,053
2.88%, 11/20/50 (Call 05/20/50)	11,316	6,676,214
2.99%, 10/30/56 (Call 04/30/56)	13,209	7,599,534
3.00%, 03/22/27 (Call 01/22/27)	3,007	2,728,341
3.00%, 11/20/60 (Call 05/20/60)	6,681	3,735,614
3.15%, 03/22/30 (Call 12/22/29)	7,359	6,237,636
3.38%, 02/15/25	6,468	6,244,789
3.40%, 03/22/41 (Call 09/22/40)(b)	8,770	6,219,947
3.50%, 11/01/24 (Call 08/01/24)	3,994	3,878,454
3.55%, 03/22/51 (Call 09/22/50)	16,858	11,378,307
3.70%, 03/22/61 (Call 09/22/60)	7,280	4,753,258
3.85%, 11/01/42 (Call 05/01/42)	5,006	3,724,013
3.88%, 02/08/29 (Call 11/08/28)(b)	4,217	3,831,524
3.88%, 03/01/52 (Call 09/01/51)	5,205	3,687,326
4.00%, 03/22/50 (Call 09/22/49)	4,247	3,109,823
4.02%, 12/03/29 (Call 09/03/29)	10,939	9,882,840
4.13%, 03/16/27	8,823	8,398,614
4.13%, 08/15/46	1,752	1,321,428
4.27%, 01/15/36	8,169	6,870,701
4.33%, 09/21/28	14,556	13,661,825
4.40%, 11/01/34 (Call 05/01/34)	5,309	4,604,071
4.50%, 08/10/33	9,666	8,631,158
4.52%, 09/15/48	990	795,673
4.67%, 03/15/55	95	76,335
4.75%, 11/01/41	1,448	1,226,485
4.81%, 03/15/39	5,851	5,053,216
4.86%, 08/21/46	8,369	6,987,278
5.01%, 04/15/49	1,465	1,265,115
5.01%, 08/21/54	60	51,245
5.25%, 03/16/37	4,542	4,215,112
5.50%, 03/16/47	3,487	3,192,627
5.85%, 09/15/35	737	712,775
6.55%, 09/15/43	2,333	2,406,606
7.75%, 12/01/30	534	595,293
Vodafone Group PLC
3.75%, 01/16/24	115	113,581
4.13%, 05/30/25	5,782	5,632,304
4.25%, 09/17/50	5,644	3,979,810
4.38%, 05/30/28	1,471	1,384,299
4.38%, 02/19/43	5,642	4,216,097

Security	Par (000)	Value

Telecommunications (continued)
4.88%, 06/19/49	$2,298	$1,778,353
5.00%, 05/30/38	4,162	3,531,956
5.13%, 06/19/59	1,261	980,352
5.25%, 05/30/48	10,544	8,596,523
6.15%, 02/27/37	5,465	5,159,725
6.25%, 11/30/32	2,088	2,060,772
7.88%, 02/15/30	2,830	3,072,191

		802,873,933

Toys, Games & Hobbies — 0.0%
Hasbro Inc.
3.00%, 11/19/24 (Call 10/19/24)	2,958	2,811,609
3.50%, 09/15/27 (Call 06/15/27)(b)	2,164	1,941,822
3.55%, 11/19/26 (Call 09/19/26)	2,914	2,671,206
3.90%, 11/19/29 (Call 08/19/29)	2,314	2,000,499
5.10%, 05/15/44 (Call 11/15/43)	1,306	1,020,339
6.35%, 03/15/40	1,844	1,694,525

		12,140,000

Transportation — 0.6%
BNSF Funding Trust I, 6.61%, 12/15/55 (Call 01/15/26), (3 mo. LIBOR US + 2.350%)(a)	1,627	1,504,991
Burlington Northern Santa Fe LLC
2.88%, 06/15/52 (Call 12/15/51)	1,869	1,170,461
3.00%, 04/01/25 (Call 01/01/25)	2,890	2,764,343
3.05%, 02/15/51 (Call 08/15/50)	2,207	1,436,867
3.25%, 06/15/27 (Call 03/15/27)	4,863	4,508,001
3.30%, 09/15/51 (Call 03/15/51)	3,420	2,336,954
3.40%, 09/01/24 (Call 06/01/24)	2,968	2,879,880
3.55%, 02/15/50 (Call 08/15/49)	2,504	1,801,277
3.65%, 09/01/25 (Call 06/01/25)	1,699	1,634,880
3.75%, 04/01/24 (Call 01/01/24)	3,803	3,736,447
3.90%, 08/01/46 (Call 02/01/46)	2,841	2,183,564
4.05%, 06/15/48 (Call 12/15/47)	2,738	2,150,562
4.13%, 06/15/47 (Call 12/15/46)	2,200	1,753,378
4.15%, 04/01/45 (Call 10/01/44)	3,623	2,898,219
4.15%, 12/15/48 (Call 06/15/48)	1,850	1,477,114
4.38%, 09/01/42 (Call 03/01/42)	1,337	1,117,719
4.40%, 03/15/42 (Call 09/15/41)	2,287	1,919,845
4.45%, 03/15/43 (Call 09/15/42)	3,050	2,580,361
4.45%, 01/15/53 (Call 07/15/52)	760	638,111
4.55%, 09/01/44 (Call 03/01/44)	2,963	2,516,565
4.70%, 09/01/45 (Call 03/01/45)	2,479	2,127,602
4.90%, 04/01/44 (Call 10/01/43)	2,559	2,289,281
4.95%, 09/15/41 (Call 03/15/41)	1,328	1,202,716
5.05%, 03/01/41 (Call 09/01/40)	1,520	1,393,278
5.15%, 09/01/43 (Call 03/01/43)	2,580	2,386,448
5.40%, 06/01/41 (Call 12/01/40)	1,687	1,607,171
5.75%, 05/01/40 (Call 11/01/39)	2,341	2,315,436
6.15%, 05/01/37	1,142	1,193,413
6.20%, 08/15/36	780	818,906
7.00%, 12/15/25	1,559	1,646,881
Canadian National Railway Co.
2.45%, 05/01/50 (Call 11/01/49)	2,002	1,157,737
2.75%, 03/01/26 (Call 12/01/25)	2,978	2,751,821
2.95%, 11/21/24 (Call 08/21/24)	2,933	2,803,596
3.20%, 08/02/46 (Call 02/02/46)	2,609	1,774,851
3.65%, 02/03/48 (Call 08/03/47)	2,359	1,753,563
3.85%, 08/05/32 (Call 05/05/32)	2,355	2,126,965
4.40%, 08/05/52 (Call 02/05/52)	1,830	1,522,908
4.45%, 01/20/49 (Call 07/20/48)	2,515	2,110,764

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
6.20%, 06/01/36	$693	$721,815
6.25%, 08/01/34	990	1,042,193
6.38%, 11/15/37	1,257	1,320,592
6.90%, 07/15/28	1,670	1,797,421
Canadian Pacific Railway Co.
1.35%, 12/02/24 (Call 12/02/22)	1,540	1,421,990
1.75%, 12/02/26 (Call 11/02/26)	1,040	904,602
2.05%, 03/05/30 (Call 12/05/29)	2,176	1,725,742
2.45%, 12/02/31 (Call 09/02/31)	2,675	2,122,960
2.90%, 02/01/25 (Call 11/01/24)	5,303	5,041,721
3.00%, 12/02/41 (Call 06/02/41)	1,960	1,355,869
3.10%, 12/02/51 (Call 06/02/51)	2,687	1,708,583
4.00%, 06/01/28 (Call 03/01/28)	3,915	3,658,215
4.80%, 09/15/35 (Call 03/15/35)	2,633	2,364,671
4.80%, 08/01/45 (Call 02/01/45)	2,177	1,856,284
5.95%, 05/15/37	1,098	1,091,697
6.13%, 09/15/2115 (Call 03/15/15)	2,449	2,227,414
7.13%, 10/15/31	3,677	3,969,505
CH Robinson Worldwide Inc., 4.20%, 04/15/28 (Call 01/15/28)	2,710	2,478,078
CSX Corp.
2.40%, 02/15/30 (Call 11/15/29)	1,953	1,600,855
2.50%, 05/15/51 (Call 11/15/50)(b)	776	440,279
2.60%, 11/01/26 (Call 08/01/26)	3,628	3,292,047
3.25%, 06/01/27 (Call 03/01/27)	4,831	4,429,544
3.35%, 11/01/25 (Call 08/01/25)	4,649	4,409,019
3.35%, 09/15/49 (Call 03/15/49)	2,799	1,894,867
3.40%, 08/01/24 (Call 05/01/24)	3,424	3,327,991
3.80%, 03/01/28 (Call 12/01/27)	2,566	2,394,719
3.80%, 11/01/46 (Call 05/01/46)	1,504	1,107,350
3.80%, 04/15/50 (Call 10/15/49)	1,781	1,293,059
3.95%, 05/01/50 (Call 11/01/49)	2,681	2,000,750
4.10%, 11/15/32 (Call 08/15/32)	2,475	2,230,247
4.10%, 03/15/44 (Call 09/15/43)	3,453	2,720,619
4.25%, 03/15/29 (Call 12/15/28)	3,790	3,551,836
4.25%, 11/01/66 (Call 05/01/66)	2,068	1,490,201
4.30%, 03/01/48 (Call 09/01/47)	1,970	1,577,044
4.40%, 03/01/43 (Call 09/01/42)(b)	1,540	1,258,134
4.50%, 03/15/49 (Call 09/15/48)	1,951	1,590,377
4.50%, 11/15/52 (Call 05/15/52)	1,960	1,602,339
4.50%, 08/01/54 (Call 02/01/54)(b)	1,300	1,039,064
4.65%, 03/01/68 (Call 09/01/67)	2,035	1,576,840
4.75%, 05/30/42 (Call 11/30/41)	2,740	2,356,263
4.75%, 11/15/48 (Call 05/15/48)(b)	1,821	1,548,378
5.50%, 04/15/41 (Call 10/15/40)	774	736,028
6.00%, 10/01/36	1,392	1,395,884
6.15%, 05/01/37	1,400	1,432,704
6.22%, 04/30/40	2,648	2,713,829
FedEx Corp.
2.40%, 05/15/31 (Call 02/15/31)	3,620	2,811,147
3.10%, 08/05/29 (Call 05/05/29)	4,284	3,658,922
3.25%, 04/01/26 (Call 01/01/26)	5,118	4,821,668
3.25%, 05/15/41 (Call 11/15/40)	2,050	1,369,175
3.40%, 02/15/28 (Call 11/15/27)	3,047	2,753,117
3.88%, 08/01/42	1,025	737,559
3.90%, 02/01/35	2,835	2,312,113
4.05%, 02/15/48 (Call 08/15/47)	1,685	1,190,992
4.10%, 04/15/43	1,885	1,368,510
4.10%, 02/01/45	1,220	879,498
4.20%, 10/17/28 (Call 07/17/28)	704	649,574

Security	Par (000)	Value

Transportation (continued)
4.40%, 01/15/47 (Call 07/15/46)	$3,555	$2,648,048
4.55%, 04/01/46 (Call 10/01/45)	4,205	3,223,301
4.75%, 11/15/45 (Call 05/15/45)	5,142	4,065,574
4.90%, 01/15/34	2,364	2,152,895
4.95%, 10/17/48 (Call 04/17/48)	1,616	1,310,657
5.10%, 01/15/44	3,137	2,600,981
5.25%, 05/15/50 (Call 11/15/49)(b)	4,141	3,511,568
FedEx Corp. Class AA Pass Through Trust, Series 2020-1, Class AA, 1.88%, 08/20/35(b)	2,451	1,949,308
JB Hunt Transport Services Inc., 3.88%, 03/01/26 (Call 01/01/26)	3,969	3,804,961
Kansas City Southern
2.88%, 11/15/29 (Call 08/15/29)	1,904	1,602,521
3.50%, 05/01/50 (Call 11/01/49)(b)	1,216	808,591
4.20%, 11/15/69 (Call 05/15/69)	825	566,717
4.30%, 05/15/43 (Call 11/15/42)	2,016	1,572,803
4.70%, 05/01/48 (Call 11/01/47)	1,850	1,515,280
4.95%, 08/15/45 (Call 02/15/45)	2,332	1,972,849
Kirby Corp., 4.20%, 03/01/28 (Call 12/01/27)	2,772	2,449,090
Norfolk Southern Corp.
2.30%, 05/15/31 (Call 02/15/31)	2,040	1,623,187
2.55%, 11/01/29 (Call 08/01/29)	2,309	1,924,852
2.90%, 06/15/26 (Call 03/15/26)	2,958	2,732,305
2.90%, 08/25/51 (Call 02/25/51)	1,943	1,172,018
3.00%, 03/15/32 (Call 12/15/31)(b)	2,600	2,154,464
3.05%, 05/15/50 (Call 11/15/49)	2,982	1,886,145
3.15%, 06/01/27 (Call 03/01/27)	1,774	1,618,740
3.16%, 05/15/55 (Call 11/15/54)	2,980	1,829,094
3.40%, 11/01/49 (Call 05/01/49)	1,574	1,060,829
3.65%, 08/01/25 (Call 06/01/25)	1,965	1,883,904
3.70%, 03/15/53 (Call 09/15/52)	1,671	1,168,447
3.80%, 08/01/28 (Call 05/01/28)(b)	2,241	2,074,404
3.85%, 01/15/24 (Call 10/15/23)	2,161	2,128,952
3.94%, 11/01/47 (Call 05/01/47)	2,764	2,076,731
3.95%, 10/01/42 (Call 04/01/42)	1,077	831,196
4.05%, 08/15/52 (Call 02/15/52)	2,254	1,679,613
4.10%, 05/15/49 (Call 11/15/48)	1,370	1,043,077
4.10%, 05/15/2121 (Call 11/15/20)	1,880	1,212,844
4.15%, 02/28/48 (Call 08/28/47)	2,610	2,010,692
4.45%, 06/15/45 (Call 12/15/44)	2,032	1,646,062
4.55%, 06/01/53 (Call 12/01/52)	2,285	1,857,248
4.65%, 01/15/46 (Call 07/15/45)	1,999	1,677,321
4.84%, 10/01/41	2,192	1,917,605
5.10%, 08/01/2118 (Call 02/01/18)(b)	230	177,815
7.80%, 05/15/27	50	54,572
Ryder System Inc.
1.75%, 09/01/26 (Call 08/01/26)	2,070	1,800,217
2.50%, 09/01/24 (Call 08/01/24)	2,329	2,201,534
2.85%, 03/01/27 (Call 02/01/27)	1,301	1,155,678
2.90%, 12/01/26 (Call 10/01/26)	1,697	1,516,779
3.35%, 09/01/25 (Call 08/01/25)	1,565	1,468,565
3.65%, 03/18/24 (Call 02/18/24)	3,202	3,126,017
3.88%, 12/01/23 (Call 11/01/23)	1,369	1,347,520
4.30%, 06/15/27 (Call 05/15/27)	1,490	1,390,438
4.63%, 06/01/25 (Call 05/01/25)	1,728	1,676,886
Union Pacific Corp.
2.15%, 02/05/27 (Call 12/05/26)	2,029	1,806,906
2.38%, 05/20/31 (Call 02/20/31)	3,245	2,629,099
2.40%, 02/05/30 (Call 11/05/29)	2,752	2,289,416
2.75%, 03/01/26 (Call 12/01/25)	4,377	4,075,775

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
2.80%, 02/14/32 (Call 12/15/31)	$3,067	$2,541,132
2.89%, 04/06/36 (Call 01/06/36)	2,530	1,923,989
2.95%, 03/10/52 (Call 09/10/51)	1,915	1,210,874
2.97%, 09/16/62 (Call 03/16/62)	1,750	1,023,925
3.00%, 04/15/27 (Call 01/15/27)	3,006	2,757,344
3.15%, 03/01/24 (Call 02/01/24)	4,613	4,505,655
3.20%, 05/20/41 (Call 11/20/40)	2,123	1,553,187
3.25%, 01/15/25 (Call 10/15/24)	2,814	2,714,216
3.25%, 08/15/25 (Call 05/15/25)	1,935	1,848,428
3.25%, 02/05/50 (Call 08/05/49)	5,336	3,645,875
3.35%, 08/15/46 (Call 02/15/46)	1,596	1,100,123
3.38%, 02/01/35 (Call 08/01/34)	1,966	1,579,583
3.38%, 02/14/42 (Call 08/14/41)	2,115	1,577,642
3.50%, 02/14/53 (Call 08/14/52)	3,250	2,273,602
3.55%, 08/15/39 (Call 02/15/39)	2,590	2,017,506
3.55%, 05/20/61 (Call 11/20/60)	1,489	992,627
3.60%, 09/15/37 (Call 03/15/37)	3,404	2,734,808
3.65%, 02/15/24 (Call 11/15/23)	991	974,331
3.70%, 03/01/29 (Call 12/01/28)	3,273	3,009,818
3.75%, 03/15/24 (Call 12/15/23)	1,641	1,613,891
3.75%, 07/15/25 (Call 05/15/25)	2,225	2,157,404
3.75%, 02/05/70 (Call 08/05/69)	2,200	1,467,378
3.80%, 10/01/51 (Call 04/01/51)	2,948	2,211,413
3.80%, 04/06/71 (Call 10/06/70)	1,265	857,822
3.84%, 03/20/60 (Call 09/20/59)	4,146	2,954,025
3.85%, 02/14/72 (Call 08/14/71)(b)	1,505	1,026,831
3.88%, 02/01/55 (Call 08/01/54)	1,373	1,012,340
3.95%, 09/10/28 (Call 06/10/28)	4,374	4,117,596
3.95%, 08/15/59 (Call 02/15/59)	2,280	1,659,840
4.00%, 04/15/47 (Call 10/15/46)	2,149	1,654,859
4.05%, 11/15/45 (Call 05/15/45)	2,141	1,614,014
4.05%, 03/01/46 (Call 09/01/45)	2,525	1,965,435
4.10%, 09/15/67 (Call 03/15/67)	1,566	1,134,520
4.30%, 03/01/49 (Call 09/01/48)	2,864	2,303,859
4.50%, 01/20/33 (Call 10/20/32)	5,240	4,940,901
4.50%, 09/10/48 (Call 03/10/48)	2,023	1,672,475
5.15%, 01/20/63 (Call 07/20/62)	485	434,153
6.63%, 02/01/29(b)	1,815	1,944,863
United Parcel Service Inc.
2.20%, 09/01/24 (Call 08/01/24)	2,553	2,434,822
2.40%, 11/15/26 (Call 08/15/26)	2,272	2,063,726
2.50%, 09/01/29 (Call 06/01/29)	2,070	1,760,349
2.80%, 11/15/24 (Call 09/15/24)(b)	3,457	3,313,949
3.05%, 11/15/27 (Call 08/15/27)(b)	5,261	4,835,753
3.40%, 03/15/29 (Call 12/15/28)	3,454	3,147,216
3.40%, 11/15/46 (Call 05/15/46)	1,071	766,740
3.40%, 09/01/49 (Call 03/01/49)(b)	2,986	2,155,773
3.63%, 10/01/42	1,240	969,172
3.75%, 11/15/47 (Call 05/15/47)	3,072	2,384,056
3.90%, 04/01/25 (Call 03/01/25)	3,683	3,604,257
4.25%, 03/15/49 (Call 09/15/48)	3,148	2,608,527
4.45%, 04/01/30 (Call 01/01/30)	1,177	1,131,097
4.88%, 11/15/40 (Call 05/15/40)	1,583	1,451,912
5.20%, 04/01/40 (Call 10/01/39)	1,514	1,447,732
5.30%, 04/01/50 (Call 10/01/49)	4,402	4,307,137
6.20%, 01/15/38	5,332	5,652,240
Walmart Inc.
1.05%, 09/17/26 (Call 08/17/26)	4,810	4,188,981
1.50%, 09/22/28 (Call 07/22/28)	4,733	3,954,232
1.80%, 09/22/31 (Call 06/22/31)	7,377	5,838,527

Security	Par (000)	Value

Transportation (continued)
3.95%, 09/09/27 (Call 08/09/27)	$2,720	$2,633,694

		429,425,037

Trucking & Leasing — 0.0%
GATX Corp.
1.90%, 06/01/31 (Call 03/01/31)	1,871	1,331,797
3.10%, 06/01/51 (Call 12/01/50)	1,775	993,379
3.25%, 03/30/25 (Call 12/30/24)(b)	1,140	1,075,613
3.25%, 09/15/26 (Call 06/15/26)	1,826	1,650,065
3.50%, 03/15/28 (Call 12/15/27)	2,023	1,776,113
3.50%, 06/01/32 (Call 03/01/32)	25	19,919
3.85%, 03/30/27 (Call 12/30/26)	3,018	2,736,903
4.00%, 06/30/30 (Call 03/30/30)	1,954	1,684,797
4.35%, 02/15/24 (Call 01/15/24)	698	687,258
4.55%, 11/07/28 (Call 08/07/28)	3,363	3,085,418
4.70%, 04/01/29 (Call 01/01/29)	1,572	1,445,391
4.90%, 03/15/33 (Call 12/15/32)	1,405	1,249,762
5.20%, 03/15/44 (Call 09/15/43)	1,624	1,320,750

		19,057,165

Venture Capital — 0.0%
Hercules Capital Inc.
2.63%, 09/16/26 (Call 08/16/26)	1,294	1,056,111
3.38%, 01/20/27 (Call 12/20/26)	1,040	862,711

		1,918,822

Water — 0.1%
American Water Capital Corp.
2.30%, 06/01/31 (Call 03/01/31)	2,200	1,727,132
2.80%, 05/01/30 (Call 02/01/30)	2,374	1,986,160
2.95%, 09/01/27 (Call 06/01/27)	1,920	1,730,458
3.25%, 06/01/51 (Call 12/01/50)(b)	2,490	1,643,475
3.40%, 03/01/25 (Call 12/01/24)	4,955	4,758,683
3.45%, 06/01/29 (Call 03/01/29)	3,038	2,688,357
3.45%, 05/01/50 (Call 11/01/49)	2,359	1,610,560
3.75%, 09/01/28 (Call 06/01/28)	2,217	2,043,897
3.75%, 09/01/47 (Call 03/01/47)	3,302	2,389,856
3.85%, 03/01/24 (Call 12/01/23)	1,674	1,642,227
4.00%, 12/01/46 (Call 06/01/46)	1,490	1,115,652
4.15%, 06/01/49 (Call 12/01/48)	2,501	1,931,147
4.20%, 09/01/48 (Call 03/01/48)	1,045	818,987
4.30%, 12/01/42 (Call 06/01/42)	1,109	891,980
4.30%, 09/01/45 (Call 03/01/45)	1,801	1,419,476
4.45%, 06/01/32 (Call 03/01/32)(b)	2,755	2,548,375
6.59%, 10/15/37	800	839,776
Essential Utilities Inc.
2.40%, 05/01/31 (Call 02/01/31)	2,714	2,116,160
2.70%, 04/15/30 (Call 01/15/30)	1,526	1,238,654
3.35%, 04/15/50 (Call 10/15/49)	2,139	1,346,693
3.57%, 05/01/29 (Call 02/01/29)	2,645	2,311,571
4.28%, 05/01/49 (Call 11/01/48)	2,112	1,553,249
5.30%, 05/01/52 (Call 11/01/51)	1,835	1,607,955
United Utilities PLC, 6.88%, 08/15/28(b)	491	506,825
Veolia Environnement SA, 6.75%, 06/01/38(b)	195	203,890

		42,671,195

Total Corporate Bonds & Notes — 24.7% (Cost: $23,001,227,959)		18,923,889,566

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Foreign Government Obligations(g)

Canada — 0.2%
Canada Government International Bond
0.75%, 05/19/26	$225	$197,561
1.63%, 01/22/25	12,820	12,044,262
2.88%, 04/28/25	10	9,614
Export Development Canada
2.63%, 02/21/24	3,290	3,206,664
3.38%, 08/26/25	50	48,413
Hydro-Quebec
Series HH, 8.50%, 12/01/29	1,000	1,214,560
Series HK, 9.38%, 04/15/30	1,405	1,809,682
Series IO, 8.05%, 07/07/24(b)	2,320	2,434,167
Province of Alberta Canada
1.00%, 05/20/25	5,320	4,855,032
1.30%, 07/22/30(b)	5,752	4,514,975
1.88%, 11/13/24(b)	3,634	3,435,874
2.95%, 01/23/24	825	807,584
3.30%, 03/15/28(b)	11,036	10,320,867
3.35%, 11/01/23	7,745	7,642,301
Province of British Columbia Canada
0.90%, 07/20/26(b)	895	780,637
1.30%, 01/29/31(b)	3,895	3,040,476
2.25%, 06/02/26(b)	7,330	6,751,370
6.50%, 01/15/26	188	196,479
7.25%, 09/01/36(b)	300	365,040
Province of Manitoba Canada
1.50%, 10/25/28	250	208,558
2.13%, 06/22/26(b)	55	50,099
3.05%, 05/14/24	2,035	1,984,532
Series GX, 2.60%, 04/16/24	165	160,171
Province of New Brunswick Canada, 3.63%, 02/24/28	1,946	1,851,619
Province of Ontario Canada
0.63%, 01/21/26	3,787	3,324,077
1.05%, 04/14/26	480	424,066
1.05%, 05/21/27	615	524,921
1.13%, 10/07/30	9,347	7,196,255
1.60%, 02/25/31	7,365	5,845,674
1.80%, 10/14/31	250	198,470
2.00%, 10/02/29(b)	5,620	4,756,993
2.13%, 01/21/32(b)	460	373,672
2.30%, 06/15/26(b)	8,465	7,775,441
2.50%, 04/27/26	12,604	11,703,696
3.05%, 01/29/24	3,940	3,859,112
3.20%, 05/16/24	5,870	5,735,753
Province of Quebec Canada
0.60%, 07/23/25	906	812,573
1.35%, 05/28/30	5,095	4,044,513
1.90%, 04/21/31	2,350	1,911,208
2.50%, 04/20/26	8,616	8,007,969
2.75%, 04/12/27(b)	6,232	5,774,758
Series NN, 7.13%, 02/09/24	2,217	2,277,391
Series PD, 7.50%, 09/15/29	5,122	5,969,179
Series QO, 2.88%, 10/16/24	8,798	8,506,962
Series QW, 2.50%, 04/09/24	225	218,178
Series QX, 1.50%, 02/11/25	7,157	6,678,626

		163,850,024

Chile — 0.1%
Chile Government International Bond
2.45%, 01/31/31 (Call 10/31/30)(b)	10,234	8,207,668

Security	Par (000)	Value

Chile (continued)
2.55%, 01/27/32 (Call 10/27/31)(b)	$8,958	$7,059,352
2.55%, 07/27/33 (Call 04/27/33)	6,095	4,556,012
2.75%, 01/31/27 (Call 12/31/26)(b)	625	563,350
3.10%, 05/07/41 (Call 11/07/40)	9,026	5,974,400
3.10%, 01/22/61 (Call 07/22/60)	5,620	3,157,878
3.13%, 03/27/25(b)	1,475	1,415,572
3.13%, 01/21/26	7,480	6,981,907
3.24%, 02/06/28 (Call 11/06/27)	9,980	9,001,062
3.25%, 09/21/71 (Call 03/21/71)	2,885	1,595,982
3.50%, 01/31/34 (Call 10/31/33)	4,550	3,682,861
3.50%, 01/25/50 (Call 07/25/49)	10,217	6,745,468
3.63%, 10/30/42	1,280	897,856
3.86%, 06/21/47(b)	3,443	2,466,462
4.00%, 01/31/52 (Call 07/31/51)	3,025	2,144,180
4.34%, 03/07/42 (Call 09/07/41)	326	252,314

		64,702,324

Finland — 0.0%
Finland Government International Bond, 6.95%, 02/15/26(b)	462	490,778

Germany — 0.0%
FMS Wertmanagement, 2.75%, 01/30/24	4,485	4,379,872

Hong Kong — 0.0%
Hong Kong Government International Bond, 1.75%, 11/24/31(d)	2,300	1,832,548

Hungary — 0.0%
Hungary Government International Bond
5.38%, 03/25/24	10,530	10,428,596
5.75%, 11/22/23	4,156	4,148,103
7.63%, 03/29/41	3,080	3,070,206

		17,646,905

Indonesia — 0.1%
Indonesia Government International Bond
1.85%, 03/12/31(b)	220	167,688
2.15%, 07/28/31 (Call 04/28/31)	550	428,995
2.85%, 02/14/30	5,206	4,427,651
3.05%, 03/12/51(b)	600	382,842
3.20%, 09/23/61 (Call 03/23/61)(b)	725	445,549
3.35%, 03/12/71	1,105	664,171
3.40%, 09/18/29	2,795	2,447,078
3.50%, 01/11/28	2,167	1,979,836
3.50%, 02/14/50	3,806	2,574,493
3.55%, 03/31/32 (Call 12/31/31)	390	334,421
3.70%, 10/30/49	4,141	2,900,812
3.85%, 10/15/30(b)	10,150	9,091,659
4.10%, 04/24/28	4,500	4,236,525
4.15%, 09/20/27 (Call 06/20/27)	4,425	4,188,705
4.20%, 10/15/50	6,250	4,705,313
4.30%, 03/31/52 (Call 09/30/51)	290	220,774
4.35%, 01/11/48	6,720	5,238,106
4.45%, 02/11/24	1,786	1,773,016
4.45%, 04/15/70	4,955	3,712,286
4.65%, 09/20/32 (Call 06/20/32)	5,800	5,354,560
4.75%, 02/11/29	4,033	3,875,108
5.35%, 02/11/49	4,095	3,617,154
5.45%, 09/20/52 (Call 03/20/52)(b)	1,875	1,688,456

		64,455,198

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Israel — 0.1%
Israel Government AID Bond, 5.50%, 12/04/23	$25,000	$25,181,000
Israel Government International Bond
2.75%, 07/03/30	9,150	7,955,010
2.88%, 03/16/26	2,970	2,779,059
3.25%, 01/17/28	3,920	3,622,080
3.88%, 07/03/50	6,295	4,786,466
4.13%, 01/17/48	2,530	2,021,116
4.50%, 01/30/43	5,180	4,509,397
4.50%, April 03, 2120	2,865	2,172,300
State of Israel
2.50%, 01/15/30	2,905	2,500,217
3.38%, 01/15/50	6,040	4,186,989

		59,713,634

Italy — 0.0%
Republic of Italy Government International Bond
0.88%, 05/06/24	1,775	1,644,005
1.25%, 02/17/26	10,070	8,583,769
2.38%, 10/17/24	7,334	6,842,842
2.88%, 10/17/29	7,580	6,121,002
3.88%, 05/06/51	7,255	4,642,910
4.00%, 10/17/49	7,425	4,937,402
5.38%, 06/15/33	7,432	6,876,532

		39,648,462

Japan — 0.1%
Japan Bank for International Cooperation
0.63%, 07/15/25	1,425	1,272,596
1.25%, 01/21/31	7,800	5,956,548
1.75%, 10/17/24(b)	5,245	4,943,832
1.88%, 07/21/26(b)	6,255	5,617,053
1.88%, 04/15/31	12,205	9,744,472
2.00%, 10/17/29	4,702	3,919,540
2.13%, 02/10/25	865	815,141
2.13%, 02/16/29	4,325	3,694,718
2.25%, 11/04/26	7,724	6,980,179
2.38%, 04/20/26	5,555	5,110,267
2.50%, 05/23/24	4,240	4,091,049
2.50%, 05/28/25	3,400	3,206,438
2.75%, 01/21/26(b)	5,350	5,009,258
2.75%, 11/16/27	6,495	5,884,795
2.88%, 04/14/25	50	47,722
2.88%, 06/01/27	6,565	6,054,834
2.88%, 07/21/27	4,814	4,428,302
3.00%, 05/29/24	5,090	4,941,117
3.25%, 07/20/28	1,810	1,669,924
3.50%, 10/31/28(b)	3,525	3,279,449
Japan International Cooperation Agency
1.00%, 07/22/30(b)	901	686,130
2.13%, 10/20/26	624	561,687
2.75%, 04/27/27	1,700	1,560,498
3.25%, 05/25/27	450	420,849
3.38%, 06/12/28(b)	450	417,168

		90,313,566

Mexico — 0.2%
Mexico Government International Bond
2.66%, 05/24/31 (Call 02/24/31)	3,035	2,358,256
3.25%, 04/16/30 (Call 01/16/30)(b)	11,860	9,997,624
3.50%, 02/12/34 (Call 11/12/33)	2,355	1,806,544
3.75%, 01/11/28	7,745	7,102,862
3.77%, 05/24/61 (Call 11/24/60)	8,223	4,808,975

Security	Par (000)	Value

Mexico (continued)
3.90%, 04/27/25 (Call 03/27/25)(b)	$925	$907,693
4.13%, 01/21/26	8,671	8,363,786
4.15%, 03/28/27(b)	8,270	7,903,060
4.28%, 08/14/41 (Call 02/14/41)	4,384	3,191,727
4.35%, 01/15/47	4,760	3,338,902
4.40%, 02/12/52 (Call 08/12/51)	1,225	840,411
4.50%, 04/22/29(b)	11,045	10,282,343
4.50%, 01/31/50 (Call 07/31/49)(b)	11,810	8,419,231
4.60%, 01/23/46	7,714	5,649,502
4.60%, 02/10/48	10,617	7,677,259
4.75%, 04/27/32 (Call 01/27/32)(b)	7,527	6,828,720
4.75%, 03/08/44	12,558	9,562,666
4.88%, 05/19/33 (Call 02/19/33)	4,000	3,534,200
5.00%, 04/27/51 (Call 10/27/50)	7,110	5,412,772
5.55%, 01/21/45(b)	10,580	8,996,915
5.75%, October 12, 2110	9,214	7,035,350
6.05%, 01/11/40(b)	9,868	9,124,841
6.75%, 09/27/34	10,612	10,670,048
7.50%, 04/08/33	4,387	4,753,797
8.30%, 08/15/31(b)	4,758	5,337,953
11.50%, 05/15/26(b)	700	828,891

		154,734,328

Panama — 0.1%
Panama Government International Bond
2.25%, 09/29/32 (Call 06/29/32)	10,175	7,088,617
3.16%, 01/23/30 (Call 10/23/29)	5,530	4,511,650
3.30%, 01/19/33 (Call 10/19/32)(b)	500	383,840
3.75%, 03/16/25 (Call 12/16/24)	6,193	5,933,575
3.87%, 07/23/60 (Call 01/23/60)	9,700	5,611,062
3.88%, 03/17/28 (Call 12/17/27)	5,469	4,972,141
4.00%, 09/22/24	2,415	2,343,057
4.30%, 04/29/53(b)	5,249	3,429,172
4.50%, 05/15/47	3,378	2,352,439
4.50%, 04/16/50 (Call 10/16/49)(b)	7,575	5,175,013
4.50%, 04/01/56 (Call 10/01/55)	8,240	5,424,969
4.50%, 01/19/63 (Call 07/19/62)	4,210	2,680,507
6.70%, 01/26/36	5,796	5,670,575
7.13%, 01/29/26(b)	4,407	4,617,170
8.88%, 09/30/27	4,546	5,168,893
9.38%, 04/01/29	3,247	3,752,623

		69,115,303

Peru — 0.1%
Peruvian Government International Bond
1.86%, 12/01/32 (Call 09/01/32)	4,930	3,422,751
2.39%, 01/23/26 (Call 12/23/25)	4,728	4,271,417
2.78%, 01/23/31 (Call 10/23/30)	12,759	10,089,179
2.78%, 12/01/60 (Call 06/01/60)	6,063	3,222,727
2.84%, 06/20/30	3,087	2,504,854
3.00%, 01/15/34 (Call 10/15/33)	7,125	5,327,648
3.23%, July 28, 2121 (Call 01/28/21)	3,128	1,662,939
3.30%, 03/11/41 (Call 09/11/40)	3,286	2,222,256
3.55%, 03/10/51 (Call 09/10/50)(b)	5,248	3,453,237
3.60%, 01/15/72 (Call 07/15/71)	3,270	1,932,439
4.13%, 08/25/27(b)	3,603	3,391,792
5.63%, 11/18/50	7,330	6,731,725
6.55%, 03/14/37	4,316	4,322,042
7.35%, 07/21/25	6,454	6,719,130
8.75%, 11/21/33	7,845	9,306,210

		68,580,346

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Philippines — 0.1%
Bangko Sentral ng Pilipinas Bond, 8.60%, 06/15/27	$200	$224,678
Philippine Government International Bond
1.65%, 06/10/31	1,128	843,970
1.95%, 01/06/32(b)	885	671,865
2.46%, 05/05/30	5,620	4,638,017
2.65%, 12/10/45	3,225	1,960,800
2.95%, 05/05/45	5,332	3,454,390
3.00%, 02/01/28	9,326	8,425,388
3.20%, 07/06/46	5,450	3,573,619
3.23%, 03/29/27	575	530,093
3.56%, 09/29/32	555	476,412
3.70%, 03/01/41	7,896	5,890,732
3.70%, 02/02/42	7,884	5,886,194
3.75%, 01/14/29	6,946	6,397,822
3.95%, 01/20/40	7,790	5,988,796
4.20%, 01/21/24	4,758	4,675,972
5.00%, 01/13/37	5,377	4,909,954
5.50%, 03/30/26	4,161	4,193,789
6.38%, 01/15/32	4,382	4,534,494
6.38%, 10/23/34	7,361	7,592,430
7.50%, 09/25/24	724	731,988
7.75%, 01/14/31	5,753	6,498,071
9.50%, 10/21/24(b)	1,024	1,101,629
9.50%, 02/02/30	2,600	3,127,098
10.63%, 03/16/25	5,336	5,963,140

		92,291,341

Poland — 0.0%
Republic of Poland Government International Bond
3.25%, 04/06/26	3,525	3,310,151
4.00%, 01/22/24	7,763	7,649,272

		10,959,423

South Korea — 0.1%
Export-Import Bank of Korea
0.38%, 02/09/24(b)	2,090	1,972,730
0.63%, 06/29/24	2,470	2,298,706
0.75%, 09/21/25	615	542,977
1.13%, 12/29/26(b)	1,160	990,942
1.25%, 01/18/25	3,435	3,159,307
1.25%, 09/21/30	2,700	2,003,508
1.38%, 02/09/31	1,470	1,081,097
1.63%, 01/18/27	1,730	1,496,173
2.13%, 01/18/32(b)	1,285	977,975
2.38%, 04/21/27	1,640	1,451,794
2.50%, 06/29/41(b)	4,345	2,840,587
2.63%, 05/26/26	3,684	3,405,747
2.88%, 01/21/25(b)	5,495	5,234,702
3.25%, 11/10/25	5,585	5,287,990
3.25%, 08/12/26	3,885	3,654,386
3.63%, 11/27/23	754	743,866
4.00%, 01/14/24	1,555	1,536,464
Korea Development Bank (The)
0.40%, 06/19/24	2,300	2,135,297
0.80%, 04/27/26	1,700	1,475,073
1.38%, 04/25/27(b)	1,635	1,390,322
Korea International Bond
1.00%, 09/16/30(b)	1,350	1,043,631
1.75%, 10/15/31(b)	2,785	2,231,593
2.00%, 06/19/24	1,310	1,252,858
2.50%, 06/19/29	3,585	3,189,001

Security	Par (000)	Value

South Korea (continued)
2.75%, 01/19/27	$2,860	$2,652,879
3.50%, 09/20/28	1,745	1,639,096
3.88%, 09/20/48	885	744,028
4.13%, 06/10/44	2,436	2,169,404
5.63%, 11/03/25	100	101,572

		58,703,705

Supranational — 0.9%
African Development Bank
0.88%, 03/23/26	3,970	3,510,353
0.88%, 07/22/26	4,938	4,319,219
Asian Development Bank
0.38%, 06/11/24	3,500	3,271,905
0.38%, 09/03/25(b)	3,090	2,749,266
0.50%, 02/04/26	4,190	3,681,418
0.63%, 10/08/24	10,790	10,004,272
0.63%, 04/29/25	14,020	12,732,123
0.75%, 10/08/30	974	743,571
1.00%, 04/14/26	4,005	3,557,802
1.25%, 06/09/28	50	42,182
1.50%, 10/18/24(b)	14,784	13,931,259
1.50%, 01/20/27(b)	1,955	1,737,428
1.50%, 03/04/31(b)	1,359	1,098,847
1.63%, 03/15/24(b)	375	360,180
1.75%, 08/14/26	2,160	1,953,266
1.75%, 09/19/29	8,665	7,337,522
1.88%, 03/15/29	1,000	865,040
1.88%, 01/24/30	9,231	7,825,303
2.00%, 01/22/25	6,152	5,822,130
2.00%, 04/24/26(b)	5,960	5,478,253
2.13%, 03/19/25	570	539,254
2.38%, 08/10/27	1,315	1,200,740
2.50%, 11/02/27(b)	6,092	5,575,947
2.63%, 01/30/24	10,656	10,394,076
2.63%, 01/12/27	5,844	5,446,842
2.75%, 01/19/28	7,040	6,496,723
3.13%, 08/20/27(b)	225	212,683
3.13%, 09/26/28	809	755,816
3.13%, 04/27/32(b)	325	296,114
5.82%, 06/16/28	6,575	7,000,797
6.22%, 08/15/27	850	905,275
6.38%, 10/01/28	615	672,742
Asian Infrastructure Investment Bank (The)
0.50%, 10/30/24	7,975	7,343,141
0.50%, 05/28/25	9,435	8,476,687
0.50%, 01/27/26	890	777,095
2.25%, 05/16/24	7,040	6,780,435
Council of Europe Development Bank
0.38%, 06/10/24	180	168,311
0.88%, 09/22/26	214	186,368
1.38%, 02/27/25	5	4,652
European Bank for Reconstruction & Development
0.50%, 05/19/25	2,115	1,910,818
0.50%, 11/25/25	1,005	889,204
0.50%, 01/28/26	460	404,105
1.50%, 02/13/25	2,465	2,303,370
1.63%, 09/27/24	1,985	1,878,068
European Investment Bank
0.38%, 12/15/25	3,260	2,871,408
0.38%, 03/26/26	2,275	1,982,276
0.63%, 07/25/25	11,227	10,113,618

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Supranational (continued)
0.63%, 10/21/27	$697	$582,337
0.75%, 10/26/26	7,220	6,252,015
0.75%, 09/23/30	840	644,885
0.88%, 05/17/30	7,105	5,572,523
1.25%, 02/14/31(b)	12,864	10,274,477
1.38%, 03/15/27	16,880	14,905,378
1.63%, 03/14/25	16,718	15,642,030
1.63%, 10/09/29	4,925	4,149,706
1.63%, 05/13/31	100	82,096
1.75%, 03/15/29	6,020	5,177,682
1.88%, 02/10/25	8,833	8,331,727
2.13%, 04/13/26	7,100	6,569,772
2.25%, 06/24/24	310	298,626
2.38%, 05/24/27	5,421	4,984,122
2.50%, 10/15/24(b)	6,200	5,963,222
2.63%, 03/15/24	7,202	7,012,299
3.13%, 12/14/23	12,940	12,724,549
3.25%, 01/29/24	15,830	15,564,373
4.88%, 02/15/36	7,146	7,470,929
Inter-American Development Bank
0.25%, 11/15/23	3,955	3,779,398
0.50%, 09/23/24	2,270	2,102,270
0.63%, 07/15/25	1,110	999,832
0.63%, 09/16/27	1,230	1,028,009
0.88%, 04/03/25	7,650	7,007,553
0.88%, 04/20/26	10,955	9,679,619
1.13%, 07/20/28(b)	9,655	8,064,049
1.13%, 01/13/31	2,800	2,193,772
1.50%, 01/13/27	185	164,639
1.75%, 03/14/25	16,054	15,048,217
2.00%, 06/02/26(b)	7,798	7,147,101
2.00%, 07/23/26(b)	5,308	4,851,884
2.13%, 01/15/25	11,301	10,729,282
2.25%, 06/18/29	9,049	7,952,714
2.38%, 07/07/27(b)	4,459	4,080,163
2.63%, 01/16/24	9,724	9,497,236
3.00%, 02/21/24	16,323	15,985,114
3.13%, 09/18/28(b)	9,525	8,886,349
3.20%, 08/07/42(b)	4,945	3,955,110
3.25%, 07/01/24	25	24,447
3.88%, 10/28/41	6,100	5,430,037
4.38%, 01/24/44(b)	3,235	3,085,155
7.00%, 06/15/25	90	95,046
International Bank for Reconstruction & Development
0.25%, 11/24/23	1,100	1,050,038
0.38%, 07/28/25	14,390	12,857,897
0.50%, 10/28/25(b)	20,800	18,476,640
0.63%, 04/22/25	26,690	24,267,882
0.65%, 02/10/26 (Call 11/10/22)	29	24,784
0.75%, 03/11/25	12,852	11,771,275
0.75%, 11/24/27	4,280	3,579,749
0.75%, 08/26/30(b)	4,883	3,735,544
0.88%, 07/15/26	8,775	7,695,236
0.88%, 05/14/30	11,030	8,620,496
1.13%, 09/13/28	16,935	14,096,186
1.25%, 02/10/31(b)	13,000	10,305,620
1.38%, 04/20/28	17,910	15,295,677
1.50%, 08/28/24	2,605	2,465,164
1.63%, 01/15/25(b)	11,709	10,999,317
1.63%, 11/03/31	21,970	17,688,706

Security	Par (000)	Value

Supranational (continued)
1.75%, 10/23/29	$12,587	$10,662,951
1.88%, 10/27/26	5,980	5,404,724
2.13%, 03/03/25	4,399	4,168,712
2.25%, 03/28/24	136	131,625
2.50%, 03/19/24	13,789	13,400,564
2.50%, 11/25/24	16,209	15,551,725
2.50%, 07/29/25	14,589	13,825,558
2.50%, 11/22/27	11,350	10,381,845
2.50%, 03/29/32(b)	785	679,520
3.13%, 11/20/25	2,897	2,781,526
3.13%, 06/15/27	450	426,834
4.75%, 02/15/35(b)	672	684,768
International Finance Corp.
0.38%, 07/16/25	2,102	1,881,647
0.75%, 08/27/30(b)	3,625	2,776,967
1.38%, 10/16/24	1,470	1,382,461
2.13%, 04/07/26	1,223	1,130,358
Nordic Investment Bank, 2.25%, 05/21/24	1,475	1,423,213

		690,222,857

Sweden — 0.0%
Svensk Exportkredit AB
0.38%, 03/11/24	325	306,543
0.38%, 07/30/24	1,360	1,262,733
0.50%, 11/10/23	200	191,522
0.50%, 08/26/25	1,070	952,247
0.63%, 05/14/25	5,150	4,656,733
1.75%, 12/12/23(b)	5,050	4,889,965

		12,259,743

Uruguay — 0.1%
Uruguay Government International Bond
4.13%, 11/20/45(b)	2,012	1,702,837
4.38%, 10/27/27	10,345	10,243,929
4.38%, 01/23/31 (Call 10/23/30)(b)	9,756	9,313,775
4.50%, 08/14/24(b)	3,401	3,393,874
4.98%, 04/20/55	7,791	6,797,803
5.10%, 06/18/50	11,077	9,977,275
7.63%, 03/21/36	4,531	5,363,034

		46,792,527

Total Foreign Government Obligations — 2.2% (Cost: $2,009,165,223)		1,710,692,884

Municipal Debt Obligations

Alabama — 0.0%
Alabama Federal Aid Highway Finance Authority, 2.65%, 09/01/37 (Call 09/01/31)	1,150	814,990

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District RB BAB, 4.84%, 01/01/41	1,875	1,754,389

California — 0.2%
Bay Area Toll Authority RB
2.57%, 04/01/31	2,930	2,508,672
3.13%, 04/01/55 (Call 04/01/31)	470	293,188
Bay Area Toll Authority RB BAB
Series F-2, 6.26%, 04/01/49	4,735	5,110,367
Series S-1, 7.04%, 04/01/50	4,100	4,770,055
Series S-3, 6.91%, 10/01/50	1,300	1,495,573
California Earthquake Authority, 5.60%, 07/01/27	1,100	1,091,059

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
California Health Facilities Financing Authority
4.19%, 06/01/37	$325	$277,186
4.35%, 06/01/41	445	373,885
California State University RB
Class B, 2.72%, 11/01/52	910	533,861
2.94%, 11/01/52 (Call 11/01/31)	1,000	610,855
Class B, 2.98%, 11/01/51 (Call 05/01/51)	3,315	2,147,971
Series E, 2.90%, 11/01/51 (Call 11/01/30)	1,895	1,201,976
City of Los Angeles Department of Airports Customer Facility Charge Revenue RB, 4.24%, 05/15/48 (Call 05/15/32) (AGM)	330	261,239
City of San Francisco CA Public Utilities Commission Water Revenue RB 3.30%, 11/01/39 (Call 11/01/29)(b)	1,670	1,258,509
Series E, 2.83%, 11/01/41 (Call 11/01/30)	980	659,476
City of San Francisco CA Public Utilities Commission Water Revenue RB BAB, Series B, 6.00%, 11/01/40	2,500	2,563,990
East Bay Municipal Utility District Water System Revenue RB BAB, Series B, 5.87%, 06/01/40	4,480	4,658,622
Foothill-Eastern Transportation Corridor Agency RB 3.92%, 01/15/53 (Call 01/15/30)	1,025	706,480
Series A, 4.09%, 01/15/49 (Call 01/15/30)	2,040	1,371,704
Golden State Tobacco Securitization Corp. RB
Class B, 2.75%, 06/01/34 (Call 06/01/31)	1,270	963,446
Class B, 3.00%, 06/01/46	765	687,858
3.12%, 06/01/38 (Call 06/01/31) (SAP)	1,000	732,465
Class B, 3.29%, 06/01/42 (Call 06/01/31)	2,790	1,941,893
3.49%, 06/01/36 (Call 12/01/31)	230	174,472
3.71%, 06/01/41 (Call 12/01/31)	830	598,532
3.85%, 06/01/50 (Call 12/01/31)	1,320	1,131,136
4.21%, 06/01/50 (Call 12/01/31)	1,535	1,022,370
Los Angeles Community College District/CA GO
1.81%, 08/01/30	5,000	3,990,315
2.11%, 08/01/32 (Call 08/01/30)	3,000	2,272,965
Los Angeles Community College District/CA GO BAB, 6.75%, 08/01/49	1,100	1,276,896
Los Angeles County Metropolitan Transportation Authority RB BAB, Series A, 5.74%, 06/01/39	815	832,034
Los Angeles County Public Works Financing Authority RB BAB, 7.62%, 08/01/40	1,150	1,371,971
Los Angeles Department of Water & Power, RB
Series A, 5.72%, 07/01/39	2,100	2,149,342
Series A, 6.60%, 07/01/50	385	434,758
Series D, 6.57%, 07/01/45	2,470	2,744,246
Los Angeles Unified School District/CA GO BAB
5.75%, 07/01/34	4,760	4,814,326
5.76%, 07/01/29	2,170	2,197,453
Series RY, 6.76%, 07/01/34	3,025	3,269,550
Regents of the University of California Medical Center Pooled Revenue RB
Class A, 3.71%, 05/15/20 (Call 11/15/19)	2,600	1,488,744
4.13%, 05/15/32 (Call 02/15/32)	550	494,729
4.56%, 05/15/53	895	725,440
Series N, Class A, 3.26%, 05/15/60 (Call 11/15/59)(b)	1,835	1,108,044
Regents of the University of California Medical Center Pooled Revenue RB BAB
Series H, Class H, 6.55%, 05/15/48	2,575	2,804,023
Series F, 6.58%, 05/15/49	2,015	2,193,338

Security	Par (000)	Value

California (continued)
San Diego County Regional Transportation Commission RB, 3.25%, 04/01/48 (Call 04/01/30)	$1,025	$741,814
San Diego County Regional Transportation Commission RB BAB, 5.91%, 04/01/48	1,905	1,955,332
San Diego County Water Authority RB BAB, Series B, 6.14%, 05/01/49	2,350	2,493,949
San Joaquin Hills Transportation Corridor Agency RB, 3.49%, 01/15/50 (Call 01/15/32)	1,600	1,107,005
Santa Clara Valley Transportation Authority RB BAB, 5.88%, 04/01/32	2,620	2,667,804
State of California GO
2.50%, 10/01/29	6,000	5,092,872
3.38%, 04/01/25	3,000	2,896,137
3.50%, 04/01/28	860	798,710
4.50%, 04/01/33 (Call 04/01/28)	2,750	2,585,159
4.60%, 04/01/38 (Call 04/01/28)	1,640	1,460,753
Series A, 3.05%, 04/01/29	1,110	987,041
State of California GO BAB
7.30%, 10/01/39(b)	5,220	5,965,860
7.35%, 11/01/39	2,130	2,433,093
7.50%, 04/01/34	8,030	9,333,735
7.55%, 04/01/39	12,470	14,803,810
7.60%, 11/01/40	6,825	8,207,677
7.63%, 03/01/40	3,350	3,973,757
University of California RB
Series AD, 4.86%, 05/15/12(b)	3,285	2,531,878
Series AJ, 4.60%, 05/15/31	1,750	1,686,155
Series AQ, 4.77%, 05/15/15(b)	835	632,299
Series AX, 3.06%, 07/01/25 (Call 04/01/25)	2,925	2,779,680
Series BD, 3.35%, 07/01/29	4,670	4,162,357
Series BG, 0.88%, 05/15/25 (Call 04/15/25)	950	854,110
Series BG, 1.32%, 05/15/27 (Call 03/15/27)	775	655,912
Series BG, 1.61%, 05/15/30 (Call 02/15/30)	2,990	2,303,176
Series BG, 3.07%, 05/15/51 (Call 05/15/31)	3,110	1,879,264
University of California RB BAB, 5.95%, 05/15/45	2,255	2,321,543

		160,625,896

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue RB BAB, Series B, 5.84%, 11/01/50	700	726,381

Connecticut — 0.0%
State of Connecticut GO, Series A, 5.85%, 03/15/32	3,040	3,150,030
State of Connecticut GO BAB, Series D, 5.09%, 10/01/30	1,515	1,510,247

		4,660,277

District of Columbia — 0.0%
District of Columbia RB BAB, Series E, 5.59%, 12/01/34	700	715,212
District of Columbia Water & Sewer Authority RB
3.21%, 10/01/48 (Call 10/01/29)	1,000	665,340
4.81%, 10/01/14	1,690	1,341,845
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB BAB, 7.46%, 10/01/46	1,300	1,516,840

		4,239,237

Florida — 0.0%
County of Broward FL Airport System Revenue RB, 3.48%, 10/01/43 (Call 10/01/29)	250	182,385
County of Miami-Dade FL Aviation Revenue RB, Series C, 4.28%, 10/01/41 (Call 10/01/28)	985	816,109

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade FL Transit System RB, Series B, 2.60%, 07/01/42 (Call 07/01/30)	$1,300	$891,353
County of Miami-Dade FL Water & Sewer System Revenue RB, 3.49%, 10/01/42 (Call 10/01/29)	1,265	963,977
State Board of Administration Finance Corp. RB
1.26%, 07/01/25	4,385	3,934,024
1.71%, 07/01/27	3,000	2,519,427
2.15%, 07/01/30	4,902	3,827,854

		13,135,129

Georgia — 0.0%
City of Atlanta GA Water & Wastewater Revenue RB, 2.26%, 11/01/35 (Call 11/01/30)	1,330	976,243
Municipal Electric Authority of Georgia RB BAB
Project J, Series 2010-A, 6.64%, 04/01/57	3,835	3,852,165
Project M, Series 2010-A, 6.66%, 04/01/57	3,357	3,429,011
Project P, Series 2010-A, 7.06%, 04/01/57	317	305,163

		8,562,582

Idaho — 0.0%
Idaho Energy Resources Authority RB, 2.86%, 09/01/46	580	376,464

Illinois — 0.1%
Chicago O’Hare International Airport RB
Series C, 4.47%, 01/01/49	1,050	871,549
Series C, 4.57%, 01/01/54	2,450	2,011,668
Chicago O’Hare International Airport RB BAB, Series B, 6.40%, 01/01/40	500	538,406
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue RB
Series A, 6.90%, 12/01/40	2,400	2,585,314
Series B, 6.90%, 12/01/40(b)	3,850	4,184,815
Illinois State Toll Highway Authority RB BAB, Series A, 6.18%, 01/01/34	1,820	1,891,870
Sales Tax Securitization Corp. RB, 3.24%, 01/01/42	5,125	3,635,521
State of Illinois GO
4.95%, 06/01/23	14	13,595
5.10%, 06/01/33	27,923	25,959,957
State of Illinois GO BAB, Series 5, 7.35%, 07/01/35	3,621	3,710,052

		45,402,747

Indiana — 0.0%
Indiana Finance Authority RB, 3.05%, 01/01/51	645	442,972

Kansas — 0.0%
Kansas Development Finance Authority RB, 2.77%, 05/01/51(b)	605	380,542
State of Kansas Department of Transportation RB BAB, 4.60%, 09/01/35	500	463,568

		844,110

Louisiana — 0.0%
Louisiana Local Government Environmental Facilities & Community Development Authority RB
3.62%, 02/01/29	1,750	1,696,859
4.15%, 02/01/33(b)	2,280	2,130,647
4.48%, 08/01/39	1,710	1,554,155
State of Louisiana Gasoline & Fuels Tax Revenue RB, 2.95%, 05/01/41	1,185	836,996

		6,218,657

Security	Par (000)	Value

Maryland — 0.0%
Maryland Health & Higher Educational Facilities Authority, Class D, 3.05%, 07/01/40 (Call 01/01/40)	$2,500	$1,668,203
Maryland State Transportation Authority RB BAB, 5.89%, 07/01/43	1,500	1,541,949

		3,210,152

Massachusetts — 0.0%
Commonwealth of Massachusetts GO, 4.91%, 05/01/29	1,950	1,933,665
Commonwealth of Massachusetts GOL
2.51%, 07/01/41 (Call 07/01/30)	540	361,415
2.90%, 09/01/49(b)	2,675	1,741,422
Series D, 2.66%, 09/01/39	1,964	1,474,831
Commonwealth of Massachusetts GOL BAB, Series E, 5.46%, 12/01/39	3,700	3,640,952
Commonwealth of Massachusetts RB, 3.77%, 07/15/29	2,900	2,709,989
Commonwealth of Massachusetts Transportation Fund Revenue RB BAB, Series A, 5.73%, 06/01/40	1,435	1,438,903
Massachusetts School Building Authority RB
3.40%, 10/15/40 (Call 10/15/29)	1,755	1,325,353
Series B, 1.75%, 08/15/30	2,050	1,640,273
Massachusetts School Building Authority RB BAB, Series B, 5.72%, 08/15/39	1,060	1,080,408
Massachusetts Water Resources Authority RB, 2.82%, 08/01/41 (Call 08/01/31)	925	632,411

		17,979,622

Michigan — 0.0%
Great Lakes Water Authority Sewage Disposal System Revenue RB, 3.06%, 07/01/39	1,685	1,263,694
Great Lakes Water Authority Water Supply System Revenue RB, 3.47%, 07/01/41 (Call 07/01/30)	575	439,010
Michigan Finance Authority RB
3.08%, 12/01/34	2,110	1,663,191
3.38%, 12/01/40	845	628,794
Michigan State Building Authority RB, 2.71%, 10/15/40 (Call 10/15/30)	1,250	843,420
Michigan State University RB, 4.17%, 08/15/22 (Call 02/15/22)	1,675	1,143,337
Michigan Strategic Fund RB, 3.23%, 09/01/47 (Call 09/01/31)	460	297,530
University of Michigan RB
3.50%, 04/01/52 (Call 10/01/51)(b)	614	443,783
3.50%, 04/01/52 (Call 10/01/51)	475	340,097
4.45%, 04/01/22 (Call 10/01/21)	1,580	1,178,378
Series B, 2.44%, 04/01/40 (Call 10/01/39)	2,862	1,926,032

		10,167,266

Minnesota — 0.0%
University of Minnesota RB, 4.05%, 04/01/52 Call	924	734,448

Mississippi — 0.0%
State of Mississippi GO BAB, Series F, 5.25%, 11/01/34	1,000	990,575

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri RB, Series A, 3.65%, 08/15/57 (Call 02/15/57)(b)	4,730	3,342,738

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nebraska — 0.0%
University of Nebraska Facilities Corp. RB, Series A, Class A, 3.04%, 10/01/49	$1,000	$685,964

Nevada — 0.0%
County of Clark Department of Aviation RB BAB, Series C, 6.82%, 07/01/45	850	960,257

New Jersey — 0.1%
New Jersey Economic Development Authority RB, Series A, 7.43%, 02/15/29 (NPFGC)	5,560	5,910,791
New Jersey State Turnpike Authority RB BAB, Series F, 7.41%, 01/01/40	6,979	8,187,218
New Jersey Transportation Trust Fund Authority RB
4.08%, 06/15/39(b)	1,200	935,082
4.13%, 06/15/42	345	260,249
New Jersey Transportation Trust Fund Authority RB BAB
Series B, 6.56%, 12/15/40	2,650	2,707,383
Series C, 5.75%, 12/15/28	2,475	2,460,643
New Jersey Turnpike Authority RB BAB, Series A, 7.10%, 01/01/41	4,230	4,818,376
Rutgers The State University of New Jersey RB
3.27%, 05/01/43	1,000	719,769
Series P, 3.92%, 05/01/19 (Call 11/01/18)(b)	1,475	953,936
Rutgers The State University of New Jersey RB BAB, Class H, 5.67%, 05/01/40	900	890,538

		27,843,985

New York — 0.1%
City of New York NY, 5.26%, 10/01/52(b)	500	477,101
City of New York NY GO BAB
Series C-1, 5.52%, 10/01/37	3,000	2,946,648
Series F1, 6.27%, 12/01/37	1,255	1,317,760
Metropolitan Transportation Authority RB, Series C2, 5.18%, 11/15/49	3,880	3,192,344
Metropolitan Transportation Authority RB BAB 7.34%, 11/15/39	3,265	3,795,945
Series 2010-A, 6.67%, 11/15/39	50	49,538
Series A, 5.87%, 11/15/39(b)	100	93,432
Series B, 6.65%, 11/15/39	220	213,179
Series E, 6.81%, 11/15/40	1,230	1,250,242
New York City Municipal Water Finance Authority RB
5.44%, 06/15/43	1,385	1,322,966
5.72%, 06/15/42(b)	3,145	3,176,868
5.88%, 06/15/44	3,200	3,274,954
6.01%, 06/15/42	1,860	1,917,528
New York City Transitional Finance Authority Future Tax Secured Revenue RB BAB
5.51%, 08/01/37	2,235	2,186,766
5.57%, 11/01/38	2,100	2,072,971
Series C-2, 5.77%, 08/01/36	1,910	1,933,304
New York State Dormitory Authority RB
3.19%, 02/15/43	450	318,785
Series B, 3.14%, 07/01/43	275	200,612
Series F, 3.11%, 02/15/39	2,350	1,731,073
New York State Dormitory Authority RB BAB
Series D, 5.60%, 03/15/40	2,325	2,268,012
Series F, 5.63%, 03/15/39	2,165	2,168,741
New York State Thruway Authority RB
Class M, 2.90%, 01/01/35	2,000	1,570,122
Series M, 3.50%, 01/01/42 (Call 01/01/30)	1,005	736,535

Security	Par (000)	Value

New York (continued)
New York State Urban Development Corp. RB, Series B, 3.90%, 03/15/33 (Call 09/15/28)	$290	$254,263
New York State Urban Development Corp. RB BAB, 5.77%, 03/15/39(b)	1,260	1,279,815
Port Authority of New York & New Jersey RB
3.14%, 02/15/51 (Call 08/15/31)	1,145	746,463
3.29%, 08/01/69	1,300	790,741
4.03%, 09/01/48	1,440	1,123,079
Series 164, 5.65%, 11/01/40	2,255	2,254,152
Series 165, 5.65%, 11/01/40	1,795	1,788,017
Series 168, 4.93%, 10/01/51	2,500	2,257,992
Series 174, 4.46%, 10/01/62	6,585	5,338,756
Series 181, 4.96%, 08/01/46	2,000	1,809,630
Series 182, 5.31%, 08/01/46 (Call 08/01/24)	1,000	934,745
Series 192, 4.81%, 10/15/65(b)	4,235	3,630,289
Series 225, 3.18%, 07/15/60 (Call 07/15/31)	675	404,681
Series AAA, 1.09%, 07/01/23	2,255	2,197,795

		63,025,844

North Carolina — 0.0%
Charlotte-Mecklenburg Hospital Authority (The) RB, 3.20%, 01/15/51 (Call 01/15/50)	750	490,715

Ohio — 0.0%
American Municipal Power Inc. RB BAB
5.94%, 02/15/47	1,300	1,285,913
Series B, 8.08%, 02/15/50	4,075	5,061,639
JobsOhio Beverage System RB
2.83%, 01/01/38	1,950	1,416,644
Series B, 4.53%, 01/01/35	2,400	2,209,188
Ohio State University (The) RB
Series A, 3.80%, 12/01/46	3,750	2,893,361
Series A, 4.05%, 12/01/56	500	382,024
Series A, 4.80%, 06/01/11	350	278,699
Ohio State University (The) RB BAB, Series C, 4.91%, 06/01/40(b)	1,795	1,671,980
Ohio Turnpike & Infrastructure Commission RB, Series A, Class A, 3.22%, 02/15/48 (Call 02/15/30)	1,775	1,214,141
Ohio Water Development Authority Water Pollution Control Loan Fund RB, Series B-2, 4.88%, 12/01/34	1,115	1,091,276

		17,504,865

Oklahoma — 0.0%
Oklahoma Development Finance Authority RB
3.88%, 05/01/37	250	235,909
4.38%, 11/01/45	715	633,961
4.62%, 06/01/44	1,655	1,474,280
4.71%, 05/01/52	520	454,147
5.09%, 02/01/52	680	616,608

		3,414,905

Oregon — 0.0%
Oregon School Boards Association RB
Series B, 5.55%, 06/30/28 (NPFGC)	50	50,061
Series B, 5.68%, 06/30/28 (NPFGC)	1,000	1,004,876
Oregon State University RB, 3.42%, 03/01/60 (Call 03/01/30) (BAM)	1,100	710,097
State of Oregon Department of Transportation RB BAB,
Series 2010-A, 5.83%, 11/15/34	2,085	2,168,498
State of Oregon GO, 5.89%, 06/01/27	8,020	8,235,906

		12,169,438

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania — 0.0%
City of Philadelphia PA Water & Wastewater Revenue RB, 2.93%, 07/01/45 (Call 07/01/31)	$1,030	$687,925
Commonwealth Financing Authority RB
Class A, 2.99%, 06/01/42	1,130	763,209
Series A, 4.14%, 06/01/38	50	41,807
Pennsylvania State University (The) RB
2.79%, 09/01/43	1,250	854,616
2.84%, 09/01/50	975	618,427
Pennsylvania Turnpike Commission RB BAB, Series B, 5.51%, 12/01/45	1,000	964,362
University of Pittsburgh-of the Commonwealth System of Higher Education RB, 3.56%, 09/15/19 (Call 03/15/19)	2,000	1,155,178

		5,085,524

South Carolina — 0.0%
South Carolina Public Service Authority, Series C, 6.45%, 01/01/50	1,000	985,177

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facility Building RB, Series 2016B, 4.05%, 07/01/26 (Call 04/01/26)	1,000	942,045

Texas — 0.1%
City of San Antonio Texas Electric & Gas Systems Revenue RB BAB
2.91%, 02/01/48 (Call 02/01/31)	480	312,865
5.81%, 02/01/41	1,875	1,889,604
Series C, 5.99%, 02/01/39	1,000	1,038,943
Dallas Area Rapid Transit RB, 2.61%, 12/01/48 (Call 12/01/31)	870	538,557
Dallas Area Rapid Transit RB BAB
5.02%, 12/01/48(b)	3,250	3,024,577
Series B, 6.00%, 12/01/44	400	422,410
Dallas Convention Center Hotel Development Corp. RB BAB, 7.09%, 01/01/42	700	743,905
Dallas County Hospital District GOL BAB, Series C, 5.62%, 08/15/44	1,250	1,254,265
Dallas Fort Worth International Airport RB
2.84%, 11/01/46 (Call 11/01/31)	220	146,097
Class A, 2.99%, 11/01/38	1,200	922,444
4.51%, 11/01/51 (Call 11/01/32)	1,330	1,104,913
Series A, Class A, 3.14%, 11/01/45	1,405	976,899
Series C, Class C, 2.92%, 11/01/50	2,670	1,760,136
Series C, Class C, 3.09%, 11/01/40 (Call 11/01/30)	340	243,406
Dallas Independent School District GO BAB, Series C, 6.45%, 02/15/35 (Call 12/01/22) (PSF)	400	407,654
Grand Parkway Transportation Corp. RB, 3.24%, 10/01/52 (Call 04/01/30)	4,805	3,074,354
North Texas Tollway Authority RB BAB, Series B, 6.72%, 01/01/49	4,120	4,600,042
Permanent University Fund - Texas A&M University System RB, Series B, 3.66%, 07/01/47 (Call 07/01/27)	2,000	1,554,144
Permanent University Fund - University of Texas System RB, Series A, 3.38%, 07/01/47 (Call 01/01/47)	1,625	1,215,916
State of Texas GO BAB
5.52%, 04/01/39	2,300	2,319,240
Series A, 4.63%, 04/01/33	1,255	1,219,796

Security	Par (000)	Value

Texas (continued)
Series A, 4.68%, 04/01/40	$2,250	$2,071,744
Texas Private Activity Bond Surface Transportation Corp. RB, Series B, 3.92%, 12/31/49	3,350	2,403,903
Texas Transportation Commission GO, 2.47%, 10/01/44 (Call 10/01/30)	2,395	1,477,332
Texas Transportation Commission State Highway Fund RB
4.00%, 10/01/33	2,725	2,401,248
First Class, 5.18%, 04/01/30	5,115	5,068,510
University of Texas System (The) RB, Series B, 2.44%, 08/15/49 (Call 02/15/49)	765	443,263
University of Texas System (The) RB BAB, Series C, 4.79%, 08/15/46	2,400	2,234,930

		44,871,097

Virginia — 0.0%
University of Virginia RB
2.26%, 09/01/50 (Call 03/01/50)(b)	2,790	1,558,703
2.58%, 11/01/51 (Call 05/01/51)	1,000	593,015
Series A, 3.23%, 09/01/19 (Call 03/01/19)(b)	790	431,210
Series C, 4.18%, 09/01/17 (Call 03/01/17)	840	597,538

		3,180,466

Washington — 0.0%
Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes Revenue RB BAB, 5.49%, 11/01/39	1,200	1,207,185
State of Washington GO BAB, Series F, 5.14%, 08/01/40	2,165	2,081,370

		3,288,555

Wisconsin — 0.0%
State of Wisconsin RB
Series A, 5.70%, 05/01/26	220	222,759
Series C, 3.15%, 05/01/27	2,580	2,376,322

		2,599,081

Total Municipal Debt Obligations — 0.6% (Cost: $581,760,123)		471,276,550

U.S. Government & Agency Obligations

Mortgage-Backed Securities — 29.0%
Federal Home Loan Mortgage Corp.
2.00%, 04/01/52	1,136	897,155
2.03%, 11/01/40, (12 mo. LIBOR US + 1.775%)(a)	14	13,589
2.15%, 11/01/40, (12 mo. LIBOR US + 1.900%)(a)	201	199,506
2.15%, 01/01/42, (12 mo. LIBOR US + 1.900%)(a)	71	70,217
2.50%, 10/01/27	109	104,275
2.50%, 02/01/28	1,419	1,354,366
2.50%, 01/01/30	10,971	10,292,795
2.50%, 03/01/31	102	94,244
2.50%, 08/01/31	3,583	3,325,218
2.50%, 10/01/31	7,443	6,907,042
2.50%, 11/01/31	44	40,388
2.50%, 12/01/31	11,044	10,248,381
2.50%, 02/01/32	13,739	12,749,598
2.50%, 08/01/32	159	147,124
2.50%, 01/01/33	12,191	11,258,393
2.50%, 02/01/33	33	30,664
2.50%, 04/01/33	1,389	1,267,700
2.64%, 11/01/40, (12 mo. LIBOR US + 1.910%)(a)	375	375,732
2.75%, 06/19/23	6,935	6,846,301

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
2.89%, 12/01/38, (12 mo. LIBOR US + 1.760%)(a)	$514	$509,647
2.92%, 05/01/42, (12 mo. LIBOR US + 1.804%)(a)	351	350,073
3.00%, 11/01/26	248	240,204
3.00%, 01/01/27	116	112,075
3.00%, 02/01/27	285	275,319
3.00%, 04/01/27	176	170,132
3.00%, 05/01/27	1,603	1,547,268
3.00%, 06/01/27	1,539	1,485,727
3.00%, 07/01/27	58	55,717
3.00%, 08/01/27	203	195,974
3.00%, 09/01/27	897	865,824
3.00%, 11/01/27	370	356,915
3.00%, 12/01/27	188	180,858
3.00%, 01/01/28	51	49,058
3.00%, 11/01/28	173	166,346
3.00%, 01/01/29	200	192,658
3.00%, 03/01/29	610	585,845
3.00%, 05/01/29	26,999	26,012,969
3.00%, 05/01/30	4,145	3,889,043
3.00%, 06/01/30	2,534	2,433,258
3.00%, 07/01/30	4,981	4,674,162
3.00%, 12/01/30	11,662	10,940,809
3.00%, 02/01/31	3,528	3,307,771
3.00%, 05/01/31	7,441	6,977,205
3.00%, 06/01/31	5,388	5,052,213
3.00%, 08/01/31	45	42,390
3.00%, 12/01/31	30	28,470
3.00%, 02/01/32	108	101,496
3.00%, 07/01/32	8,465	7,936,522
3.00%, 09/01/32	10	9,595
3.00%, 02/01/33	21	19,293
3.00%, 05/01/33	1,849	1,680,257
3.00%, 06/01/42	489	429,142
3.00%, 10/01/42	194	169,892
3.00%, 01/01/43	525	459,688
3.00%, 02/01/43	13,908	12,199,115
3.00%, 12/01/44	36	31,456
3.00%, 04/01/45	291	252,356
3.00%, 08/01/45	194	168,519
3.00%, 12/01/45	15	12,912
3.00%, 01/01/46	1,136	985,117
3.00%, 02/01/46	128	111,295
3.00%, 07/01/46	2,524	2,189,047
3.00%, 08/01/46	44,723	38,790,066
3.00%, 09/01/46	17,901	15,618,792
3.00%, 10/01/46	35,020	30,374,328
3.00%, 11/01/46	26,293	22,804,916
3.00%, 12/01/46	59,709	51,788,488
3.00%, 01/01/47	13,994	12,137,201
3.00%, 02/01/47	29,998	26,018,569
3.00%, 03/01/47	150	130,107
3.00%, 04/01/47	388	336,544
3.00%, 05/01/47	24,006	20,821,230
3.00%, 06/01/47	23,383	20,280,491
3.00%, 08/01/47	3,108	2,695,953
3.00%, 09/01/47	687	595,943
3.00%, 10/01/47	7,656	6,639,930
3.00%, 11/01/47	14	11,884
3.00%, 01/01/48	15	12,778
3.00%, 11/01/48	1,179	1,013,464

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 03/01/49	$187	$160,649
3.00%, 05/01/49	229	196,835
3.00%, 06/01/49	183	157,155
3.50%, 11/01/25	779	762,649
3.50%, 03/01/26	791	774,425
3.50%, 06/01/26	185	180,762
3.50%, 03/01/32	740	696,829
3.50%, 05/01/32	2,212	2,112,115
3.50%, 09/01/32	1,831	1,733,090
3.50%, 06/01/33	128	120,695
3.50%, 07/01/33	6,645	6,339,730
3.50%, 11/01/33	18	17,630
3.50%, 06/01/34	5,703	5,433,246
3.50%, 03/01/38	3,759	3,482,586
3.50%, 06/01/38	1,002	921,684
3.50%, 09/01/38	668	614,375
3.50%, 02/01/42	56	50,478
3.50%, 05/01/42	6	5,574
3.50%, 09/01/42	9	7,885
3.50%, 10/01/42	7,723	7,009,396
3.50%, 11/01/42	593	538,425
3.50%, 01/01/43	11	10,174
3.50%, 04/01/43	4,305	3,901,513
3.50%, 06/01/43	839	760,668
3.50%, 07/01/43	1,371	1,242,962
3.50%, 08/01/43	4,949	4,485,371
3.50%, 10/01/43	1,057	957,749
3.50%, 01/01/44	13,009	11,802,651
3.50%, 02/01/44	6,978	6,324,690
3.50%, 09/01/44	5,388	4,858,623
3.50%, 10/01/44	7,602	6,838,493
3.50%, 11/01/44	88	78,826
3.50%, 12/01/45	9,587	8,611,493
3.50%, 01/01/46	359	322,022
3.50%, 03/01/46	27,486	24,680,897
3.50%, 05/01/46	3,613	3,242,777
3.50%, 06/01/46	104	93,571
3.50%, 07/01/46	4,854	4,356,575
3.50%, 08/01/46	3,299	2,965,772
3.50%, 09/01/46	5,373	4,822,135
3.50%, 10/01/46	1,265	1,135,117
3.50%, 11/01/46	687	615,962
3.50%, 12/01/46	4,024	3,613,144
3.50%, 01/01/47	2,192	1,967,640
3.50%, 02/01/47	5,317	4,772,357
3.50%, 03/01/47	3,503	3,143,608
3.50%, 04/01/47	7,859	7,050,450
3.50%, 05/01/47	1,688	1,514,170
3.50%, 07/01/47	7,004	6,284,338
3.50%, 08/01/47	19,694	17,686,587
3.50%, 09/01/47	25,132	22,562,610
3.50%, 12/01/47	4,468	4,009,273
3.50%, 01/01/48	20,297	18,215,768
3.50%, 02/01/48	21,356	19,138,629
3.50%, 03/01/48	8,709	7,813,630
3.50%, 04/01/48	2,041	1,831,407
3.50%, 05/01/48	9,959	8,933,822
3.50%, 04/01/49	1,379	1,229,612
3.50%, 05/01/49	4,117	3,671,546
3.50%, 06/01/49	1,776	1,583,718

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.54%, 08/01/41, (12 mo. LIBOR US + 1.732%)(a)	$203	$203,326
4.00%, 05/01/25	82	79,327
4.00%, 10/01/25	472	458,045
4.00%, 02/01/26	322	312,685
4.00%, 05/01/26	549	532,691
4.00%, 12/01/32	1,280	1,239,896
4.00%, 05/01/33	2,335	2,261,858
4.00%, 09/01/41	3,042	2,850,965
4.00%, 02/01/42	2,412	2,260,917
4.00%, 03/01/42	519	485,094
4.00%, 06/01/42	3,449	3,232,903
4.00%, 08/01/42	1,483	1,387,067
4.00%, 07/01/44	4,086	3,819,985
4.00%, 01/01/45	1,044	975,888
4.00%, 02/01/45	1,448	1,353,657
4.00%, 06/01/45	2,089	1,950,554
4.00%, 08/01/45	3,804	3,552,194
4.00%, 09/01/45	6,307	5,889,922
4.00%, 01/01/46	1,870	1,746,318
4.00%, 02/01/46	151	140,034
4.00%, 03/01/46	360	333,713
4.00%, 05/01/46	3,716	3,446,660
4.00%, 06/01/46	96	87,804
4.00%, 07/01/46	3,216	3,005,716
4.00%, 08/01/46	90	83,338
4.00%, 10/01/46	2,966	2,770,019
4.00%, 11/01/46	8,689	8,057,315
4.00%, 02/01/47	3,598	3,337,507
4.00%, 08/01/47	259	239,834
4.00%, 10/01/47	786	728,836
4.00%, 11/01/47	1,479	1,371,128
4.00%, 01/01/48	5,888	5,458,552
4.00%, 02/01/48	8,665	8,030,842
4.00%, 04/01/48	172	159,520
4.00%, 06/01/48	15,850	14,710,402
4.00%, 07/01/48	14,696	13,615,423
4.00%, 08/01/48	1,908	1,768,135
4.00%, 09/01/48	3,785	3,507,122
4.00%, 10/01/48	1,957	1,807,344
4.00%, 12/01/48	10,192	9,443,148
4.00%, 01/01/49	1,599	1,482,142
4.06%, 11/01/41, (12 mo. LIBOR US + 1.892%)(a)	300	300,424
4.13%, 09/01/41, (12 mo. LIBOR US + 1.880%)(a)	219	216,962
4.50%, 07/01/24	70	69,280
4.50%, 08/01/24	19	18,764
4.50%, 09/01/24	61	60,692
4.50%, 10/01/24	54	53,513
4.50%, 08/01/30	1,246	1,228,299
4.50%, 03/01/39	1,040	1,008,047
4.50%, 05/01/39	1,241	1,203,643
4.50%, 10/01/39	748	725,712
4.50%, 01/01/40	223	216,609
4.50%, 02/01/41	1,497	1,450,242
4.50%, 04/01/41	50	48,172
4.50%, 05/01/41	3,972	3,846,198
4.50%, 05/01/42	3,929	3,804,803
4.50%, 01/01/45	2,769	2,676,455
4.50%, 11/01/45	173	166,531
4.50%, 12/01/45	145	140,300
4.50%, 01/01/46	4,312	4,168,090

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 03/01/46	$202	$194,656
4.50%, 04/01/46	606	581,598
4.50%, 05/01/46	464	445,637
4.50%, 07/01/46	109	104,808
4.50%, 08/01/46	315	302,193
4.50%, 09/01/46	2,670	2,568,313
4.50%, 05/01/47	2,260	2,164,615
4.50%, 06/01/47	1,275	1,220,784
4.50%, 11/01/47	159	150,713
4.50%, 05/01/48	7,628	7,290,359
4.50%, 06/01/48	6,045	5,765,381
4.50%, 07/01/48	4,391	4,186,764
4.50%, 09/01/48	205	195,573
4.50%, 10/01/48	7,986	7,631,838
4.50%, 11/01/48	36	34,565
4.50%, 12/01/48	7,412	7,084,814
4.50%, 01/01/49	1,675	1,601,046
4.50%, 05/01/49	15	14,046
4.50%, 10/01/52	14,918	14,044,705
5.00%, 12/01/24	0	5
5.00%, 08/01/25	443	438,953
5.00%, 04/01/33	3,066	3,065,472
5.00%, 06/01/33	370	370,122
5.00%, 12/01/33	732	732,255
5.00%, 07/01/35	1,339	1,338,043
5.00%, 01/01/36	606	605,586
5.00%, 01/01/37	75	74,466
5.00%, 02/01/37	74	73,846
5.00%, 02/01/38	392	392,058
5.00%, 03/01/38	2,591	2,594,151
5.00%, 12/01/38	330	330,195
5.00%, 03/01/40	91	90,693
5.00%, 08/01/40	374	373,640
5.00%, 09/01/40	1,593	1,590,334
5.00%, 08/01/41	436	434,834
5.00%, 09/01/47	629	615,145
5.00%, 03/01/48	268	262,350
5.00%, 04/01/48	4,864	4,759,366
5.00%, 05/01/48	1,570	1,535,611
5.00%, 07/01/48	1,015	993,373
5.00%, 10/01/48	654	640,234
5.00%, 11/01/48	1,207	1,181,950
5.00%, 04/01/49	462	451,941
5.00%, 06/01/49	880	861,185
5.50%, 02/01/34	1,205	1,223,575
5.50%, 05/01/35	1,034	1,056,428
5.50%, 06/01/35	556	568,323
5.50%, 05/01/36	687	702,661
5.50%, 07/01/36	1,220	1,247,083
5.50%, 03/01/38	1,104	1,125,936
5.50%, 04/01/38	251	255,897
5.50%, 01/01/39	599	609,936
5.50%, 11/01/39	601	613,132
6.00%, 10/01/36	680	705,668
6.00%, 02/01/37	563	584,903
6.00%, 11/01/37	1,902	1,973,841
6.00%, 09/01/38	29	29,617
6.25%, 07/15/32	73,453	83,067,998
6.75%, 03/15/31	21,820	25,152,569

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Federal National Mortgage Association
0.25%, 07/10/23	$121,600	$117,851,072
0.88%, 08/05/30	17,530	13,455,677
1.63%, 01/07/25	11,645	10,929,531
1.75%, 07/02/24	1,550	1,479,739
1.88%, 09/24/26	1,285	1,167,243
2.00%, 04/01/37	12,203	10,714,027
2.24%, 02/01/42, (12 mo. LIBOR US + 1.805%)(a)	103	101,724
2.38%, 01/19/23	1,065	1,060,282
2.41%, 04/01/44, (12 mo. LIBOR US + 1.590%)(a)	285	282,123
2.50%, 02/05/24	200	194,752
2.63%, 09/06/24	39,730	38,330,709
3.00%, 02/01/47	10,398	9,099,835
3.00%, 03/01/47	7,549	6,482,413
3.00%, 02/01/52	20,000	17,047,607
3.00%, 04/01/52	50,389	43,163,021
3.50%, 11/01/51	6,290	5,692,464
4.00%, 08/01/41, (12 mo. LIBOR US + 1.750%)(a)	222	222,857
4.00%, 02/01/47	10,548	9,852,857
4.00%, 08/01/52	63,365	57,710,647
4.00%, 01/01/57	6,958	6,497,020
4.00%, 02/01/57	7,859	7,337,698
4.07%, 10/01/41, (12 mo. LIBOR US + 1.815%)(a)	375	376,957
4.50%, 05/01/52	10,950	10,405,140
4.50%, 10/01/52	54,256	51,337,360
6.25%, 05/15/29	580	639,491
6.63%, 11/15/30	8,180	9,336,897
7.25%, 05/15/30	16,826	19,808,577
Series 2015-M10, Class A2, 3.09%, 04/25/27(a)	3,201	2,995,453
Series 2016-M11, Class A1, 2.08%, 07/25/26	583	564,199
Series 2016-M6, Class A2, 2.49%, 05/25/26	8,838	8,169,846
Series 2017, Class A2, 2.96%, 09/25/27(a)	1,776	1,646,454
Series 2017-M4, Class A2, 2.55%, 12/25/26(a)	21,692	19,880,290
Series 2017-M7, Class A2, 2.96%, 02/25/27(a)	15,740	14,641,652
Series 2017-M8, Class A2, 3.06%, 05/25/27(a)	9,514	8,864,648
Series 2018-M10, Class A2, 3.36%, 07/25/28(a)	3,000	2,791,900
Series 2018-M12, Class A2, 3.63%, 08/25/30(a)	12,300	11,307,668
Series 2018-M13, Class A2, 3.74%, 09/25/30(a)	8,393	7,778,562
Series 2018-M2, Class A2, 2.91%, 01/25/28(a)	8,933	8,219,670
Series 2019-M2, Class A2, 3.63%, 11/25/28(a)	5,278	4,959,168
Series 2019-M22, Class A2, 2.52%, 08/25/29	24,126	20,947,597
Series 2021-M13, Class A2, 1.61%, 04/25/31(a)	17,050	13,107,694
Series 2021-M17, Class A2, 1.71%, 07/25/31(a)	20,500	15,833,999
Series 2022-M1, Class A2, 1.67%, 10/25/31(a)	29,670	22,592,834
Freddie Mac Multifamily Structured Pass Through Certificates
Series K026, Class A2, 2.51%, 11/25/22	1,443	1,443,470
Series K036, Class A2, 3.53%, 10/25/23 (Call 11/25/23)(a)	8,685	8,584,292
Series K037, Class A2, 3.49%, 01/25/24 (Call 01/25/24)	10,700	10,537,847
Series K046, Class A2, 3.21%, 03/25/25 (Call 04/25/25)	5,000	4,802,905
Series K048, Class A2, 3.28%, 06/25/25 (Call 08/25/25)(a)	14,000	13,445,072
Series K052, Class A2, 3.15%, 11/25/25 (Call 01/25/26)	19,250	18,318,256
Series K053, Class A2, 3.00%, 12/25/25 (Call 01/25/26)	15,000	14,192,659

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series K059, Class A2, 3.12%, 09/25/26 (Call 10/25/26)(a)	$14,300	$13,427,816
Series K063, Class A2, 3.43%, 01/25/27 (Call 02/25/27)(a)	20,000	18,932,554
Series K066, Class A2, 3.12%, 06/25/27 (Call 07/25/27)	18,250	16,993,169
Series K067, Class A1, 2.90%, 03/25/27 (Call 09/25/27)	10,121	9,704,723
Series K069, Class A2, 3.19%, 09/25/27 (Call 10/25/27)(a)	3,150	2,930,931
Series K072, Class A2, 3.44%, 12/25/27 (Call 12/25/27)	10,000	9,379,380
Series K074, Class A2, 3.60%, 01/25/28 (Call 07/25/28)	10,000	9,429,743
Series K076, Class A2, 3.90%, 04/25/28 (Call 05/25/28)	8,000	7,641,499
Series K081, Class A2, 3.90%, 08/25/28 (Call 12/25/28)(a)	19,091	18,161,490
Series K085, Class A2, 4.06%, 10/25/28 (Call 11/25/28)(a)	20,000	19,094,041
Series K089, Class A2, 3.56%, 01/25/29 (Call 04/25/29)	10,000	9,300,230
Series K100, Class A2, 2.67%, 09/25/29 (Call 10/25/29)	10,000	8,717,361
Series K101, Class A2, 2.52%, 10/25/29 (Call 01/25/30)	31,000	26,720,152
Series K105, Class A2, 1.87%, 01/25/30 (Call 06/25/30)	4,775	3,901,708
Series K108, Class A2, 1.52%, 03/25/30 (Call 03/25/30)	2,000	1,585,921
Series K110, Class A2, 1.48%, 04/25/30 (Call 05/25/30)	13,200	10,395,203
Series K111, Class A2, 1.35%, 05/25/30 (Call 07/25/30)	5,000	3,883,173
Series K117, Class A2, 1.41%, 08/25/30 (Call 10/25/30)	15,000	11,594,962
Series K126, Class A2, 2.07%, 01/25/31 (Call 05/25/31)	17,440	14,082,627
Series K135, CLASS A2, 2.15%, 10/25/31 (Call 11/25/31)(a)	4,670	3,731,188
Series K1510, Class A3, 3.79%, 01/25/34 (Call 01/25/34)	20,000	18,046,413
Series K-1512, Class A2, 2.99%, 05/25/31 (Call 10/25/34)	10,960	9,526,684
Series K-1512, Class A3, 3.06%, 04/25/34 (Call 10/25/34)	16,190	13,452,732
Series K-1514, Class A2, 2.86%, 10/25/34 (Call 10/25/34)	15,500	12,458,190
Series K722, Class A2, 2.41%, 03/25/23 (Call 05/25/23)	9,249	9,190,787
Series K729, Class A1, 2.95%, 02/25/24 (Call 11/25/24)	1,813	1,812,981
Series K733, Class A2, 3.75%, 08/25/25 (Call 01/25/26)	15,000	14,525,477
Series K734, Class A2, 3.21%, 02/25/26 (Call 07/25/26)	5,700	5,411,003
Series K739, Class A2, 1.34%, 09/25/27 (Call 09/25/27)	25,490	21,751,743
Government National Mortgage Association
1.50%, 10/20/51	4,718	3,637,888

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
2.00%, 07/20/50	$5,837	$4,829,993
2.00%, 08/20/50	77,240	63,913,147
2.00%, 09/20/50	2,215	1,832,848
2.00%, 10/20/50	8,456	6,997,221
2.00%, 11/20/50	46,281	38,295,511
2.00%, 12/20/50	83,805	69,345,459
2.00%, 02/20/51	167,861	138,648,019
2.00%, 06/20/51	7,625	6,288,316
2.00%, 08/20/51	137,321	113,168,466
2.00%, 10/20/51	96,129	79,162,021
2.00%, 11/20/51	69,751	57,418,543
2.00%, 12/20/51	249,135	205,008,555
2.00%, 01/20/52	87,267	71,783,628
2.00%, 03/20/52	71,632	58,831,805
2.00%, 04/20/52	41,549	34,079,617
2.00%, 06/20/52	7,830	6,422,693
2.00%, 11/21/52(h)	110,993	91,153,001
2.50%, 02/15/28	82	77,700
2.50%, 10/20/31	85	78,060
2.50%, 05/20/45	3,307	2,858,847
2.50%, 11/20/46	474	409,370
2.50%, 12/20/46	14,575	12,599,090
2.50%, 01/20/47	6,674	5,769,355
2.50%, 06/20/50	17,282	14,767,107
2.50%, 08/20/50	19,033	16,263,479
2.50%, 09/20/50	40,418	34,536,975
2.50%, 01/20/51	88,970	76,024,391
2.50%, 02/20/51	71,150	60,619,980
2.50%, 05/20/51	288,127	245,217,135
2.50%, 06/20/51	9,402	7,999,005
2.50%, 07/20/51	252,082	214,384,711
2.50%, 08/20/51	125,600	106,778,672
2.50%, 10/20/51	4,571	3,882,876
2.50%, 11/20/51	37,431	31,787,453
2.50%, 12/20/51	106,098	90,100,589
2.50%, 03/20/52	93,414	79,129,434
2.50%, 04/20/52	43,159	36,550,214
2.50%, 05/20/52	29,505	24,982,390
2.50%, 07/20/52	9,822	8,335,508
2.50%, 08/20/52	19,730	16,720,765
2.50%, 11/21/52(h)	28,998	24,566,521
3.00%, 08/20/42	5,240	4,662,226
3.00%, 09/15/42	10	8,630
3.00%, 10/15/42	36	32,292
3.00%, 03/15/43	186	165,411
3.00%, 06/15/43	31	27,338
3.00%, 07/15/43	71	63,123
3.00%, 08/15/43	167	148,375
3.00%, 09/20/43	6,006	5,343,154
3.00%, 11/15/43	533	473,974
3.00%, 01/15/44	4,975	4,428,962
3.00%, 08/20/44	15,793	14,050,813
3.00%, 09/15/44	689	608,862
3.00%, 10/15/44	117	103,978
3.00%, 03/20/45	5,047	4,474,567
3.00%, 05/20/45	20,839	18,473,643
3.00%, 06/20/45	6,792	6,021,398
3.00%, 07/20/45	13,657	12,106,862
3.00%, 10/20/45	4,641	4,114,005
3.00%, 11/20/45	2,938	2,604,489

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 12/20/45	$5,394	$4,782,249
3.00%, 02/20/46	16,222	14,380,819
3.00%, 04/20/46	7,421	6,576,556
3.00%, 05/20/46	12,303	10,903,771
3.00%, 06/20/46	14,684	13,057,046
3.00%, 07/20/46	20,523	18,162,634
3.00%, 08/20/46	35,831	31,754,790
3.00%, 09/20/46	27,038	23,962,457
3.00%, 11/20/46	7,292	6,462,140
3.00%, 12/15/46	8,325	7,330,048
3.00%, 12/20/46	41,993	37,215,743
3.00%, 01/20/47	2,208	1,956,966
3.00%, 02/15/47	12,403	10,918,889
3.00%, 02/20/47	13,376	11,854,238
3.00%, 03/20/47	12,373	10,964,995
3.00%, 04/20/47	269	238,683
3.00%, 06/20/47	5,966	5,286,184
3.00%, 09/20/47	353	312,835
3.00%, 10/20/47	7,245	6,420,001
3.00%, 11/20/47	132	116,856
3.00%, 02/20/48	5,591	4,913,102
3.00%, 03/20/48	21	18,275
3.00%, 07/20/49	8,511	7,516,711
3.00%, 09/20/49	30,226	26,660,141
3.00%, 10/15/49	11,090	9,721,307
3.00%, 10/20/49	15,983	14,092,698
3.00%, 11/20/49	177	156,309
3.00%, 12/20/49	94,298	83,095,246
3.00%, 01/20/50	50,143	44,171,926
3.00%, 02/20/50	63,465	55,890,295
3.00%, 07/20/50	1,986	1,745,236
3.00%, 08/20/50	27,139	23,850,360
3.00%, 06/20/51	754	659,193
3.00%, 08/20/51	81,930	71,622,115
3.00%, 09/20/51	27,270	23,830,980
3.00%, 10/20/51	31,361	27,398,170
3.00%, 11/20/51	53,152	46,420,170
3.00%, 12/20/51	47,554	41,517,760
3.00%, 02/20/52	24,287	21,190,851
3.00%, 05/20/52	9,956	8,652,540
3.00%, 07/20/52	29,660	25,807,724
3.00%, 08/20/52	14,890	12,955,899
3.00%, 11/21/52(h)	42,407	36,910,655
3.50%, 11/20/40	65	59,963
3.50%, 12/20/40	48	43,815
3.50%, 05/20/41	99	90,586
3.50%, 09/15/41	170	156,814
3.50%, 10/15/41	242	222,337
3.50%, 12/15/41	1,846	1,698,627
3.50%, 04/15/42	112	102,825
3.50%, 08/20/42	9,244	8,498,137
3.50%, 09/15/42	431	396,503
3.50%, 09/20/42	11,130	10,231,856
3.50%, 10/15/42	324	298,301
3.50%, 10/20/42	29,617	27,227,522
3.50%, 11/15/42	457	420,574
3.50%, 11/20/42	25,928	23,835,728
3.50%, 12/15/42	671	617,090
3.50%, 12/20/42	9,152	8,413,141
3.50%, 02/15/43	352	324,153

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 02/20/43	$175	$161,027
3.50%, 03/15/43	475	436,339
3.50%, 03/20/43	783	719,888
3.50%, 04/15/43	25	22,648
3.50%, 04/20/43	197	181,317
3.50%, 05/15/43	732	673,662
3.50%, 06/15/43	10,527	9,687,331
3.50%, 08/20/43	144	131,929
3.50%, 09/20/43	70	64,595
3.50%, 10/20/43	193	177,157
3.50%, 01/15/44	152	140,106
3.50%, 01/20/44	5,950	5,469,977
3.50%, 02/20/44	1,936	1,780,010
3.50%, 03/20/44	182	167,203
3.50%, 07/20/44	33	30,174
3.50%, 08/15/44	27	25,130
3.50%, 08/20/44	6,338	5,823,363
3.50%, 09/15/44	76	69,491
3.50%, 09/20/44	11,389	10,465,918
3.50%, 10/15/44	149	137,263
3.50%, 10/20/44	1,735	1,594,088
3.50%, 11/20/44	14	12,825
3.50%, 12/20/44	1,065	978,291
3.50%, 01/15/45	63	57,651
3.50%, 01/20/45	157	144,012
3.50%, 03/15/45	124	112,543
3.50%, 04/20/45	10,877	9,946,771
3.50%, 05/20/45	4,099	3,749,161
3.50%, 06/15/45	43	39,103
3.50%, 06/20/45	17	15,653
3.50%, 07/20/45	238	217,610
3.50%, 08/20/45	524	479,698
3.50%, 09/20/45	15,810	14,458,372
3.50%, 10/20/45	1,555	1,421,848
3.50%, 11/20/45	11,277	10,313,072
3.50%, 12/20/45	6,306	5,767,021
3.50%, 03/20/46	23,219	21,233,057
3.50%, 04/20/46	10,244	9,328,505
3.50%, 06/20/46	45,105	41,073,010
3.50%, 07/20/46	319	290,077
3.50%, 08/15/46	48	43,628
3.50%, 11/20/46	462	420,510
3.50%, 12/20/46	13,086	11,915,822
3.50%, 01/15/47	53	48,133
3.50%, 01/20/47	3,081	2,805,409
3.50%, 02/20/47	52,871	48,144,509
3.50%, 03/20/47	19,627	17,857,910
3.50%, 04/20/47	17,329	15,767,646
3.50%, 06/20/47	3,895	3,543,697
3.50%, 07/20/47	490	446,284
3.50%, 08/20/47	25,735	23,420,672
3.50%, 09/15/47	58	52,681
3.50%, 09/20/47	8,092	7,362,573
3.50%, 10/20/47	14,923	13,637,041
3.50%, 11/15/47	21	19,336
3.50%, 11/20/47	22,227	20,223,287
3.50%, 12/15/47	35,045	31,774,051
3.50%, 12/20/47	10,294	9,373,506
3.50%, 01/20/48	9,680	8,808,290
3.50%, 02/20/48	3,643	3,314,338

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 04/20/48	$35,608	$32,385,723
3.50%, 05/15/48	374	338,751
3.50%, 08/20/48	4,764	4,330,796
3.50%, 11/20/48	3,794	3,449,028
3.50%, 01/20/49	2,333	2,122,827
3.50%, 06/20/49	772	700,242
3.50%, 09/20/49	6,146	5,574,239
3.50%, 10/20/49	7,882	7,148,645
3.50%, 01/20/50	31,213	28,300,578
3.50%, 03/20/50	8,836	8,009,882
3.50%, 08/20/50	7,216	6,537,068
3.50%, 10/20/51	2,782	2,504,771
3.50%, 01/20/52	881	792,903
3.50%, 11/21/52(h)	131,876	118,017,659
4.00%, 06/15/39	7	6,265
4.00%, 09/20/40	2,417	2,300,892
4.00%, 01/15/41	2	1,654
4.00%, 01/20/41	788	750,230
4.00%, 02/15/41	1,878	1,784,400
4.00%, 05/20/41	16	14,772
4.00%, 07/15/41	897	850,719
4.00%, 09/15/41	21	19,535
4.00%, 09/20/41	1,050	999,537
4.00%, 10/15/41	347	328,910
4.00%, 11/15/41	207	196,539
4.00%, 12/15/41	850	807,203
4.00%, 12/20/41	3,494	3,324,901
4.00%, 01/15/42	72	68,803
4.00%, 01/20/42	1,515	1,442,232
4.00%, 02/15/42	357	339,056
4.00%, 03/15/42	1,888	1,784,429
4.00%, 04/15/42	524	495,308
4.00%, 09/20/42	768	730,500
4.00%, 08/15/43	15	13,888
4.00%, 10/20/43	3,774	3,566,258
4.00%, 03/15/44	128	120,254
4.00%, 04/15/44	31	28,865
4.00%, 06/15/44	173	162,439
4.00%, 08/15/44	10	8,949
4.00%, 08/20/44	268	252,453
4.00%, 09/15/44	3	3,090
4.00%, 10/15/44	10	9,650
4.00%, 10/20/44	5,058	4,763,122
4.00%, 12/20/44	332	313,032
4.00%, 01/20/45	7,910	7,448,411
4.00%, 08/20/45	4,413	4,141,090
4.00%, 09/20/45	5,129	4,813,293
4.00%, 10/20/45	611	573,408
4.00%, 01/20/46	2,342	2,197,665
4.00%, 03/20/46	11,577	10,863,420
4.00%, 07/20/46	2,465	2,310,314
4.00%, 08/20/46	33	30,950
4.00%, 09/20/46	565	529,493
4.00%, 11/20/46	2,957	2,770,997
4.00%, 12/15/46	4,798	4,504,865
4.00%, 04/20/47	18,711	17,522,518
4.00%, 06/20/47	7,628	7,143,770
4.00%, 07/20/47	33,479	31,351,721
4.00%, 08/20/47	1,585	1,484,735
4.00%, 11/20/47	20,179	18,896,773

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 12/20/47	$47	$44,191
4.00%, 01/20/48	161	150,447
4.00%, 03/15/48	43	40,518
4.00%, 03/20/48	23,473	21,981,662
4.00%, 04/20/48	12,492	11,686,238
4.00%, 05/15/48	2,037	1,906,480
4.00%, 05/20/48	13,437	12,570,108
4.00%, 08/20/48	20,798	19,457,281
4.00%, 09/20/48	7,495	7,011,726
4.00%, 10/20/48	635	593,990
4.00%, 11/20/48	17,527	16,396,684
4.00%, 02/20/49	7,900	7,390,174
4.00%, 03/20/49	320	298,983
4.00%, 05/20/49	753	701,132
4.00%, 06/15/49	773	721,467
4.00%, 06/20/49	1,903	1,767,484
4.00%, 09/15/49	1,992	1,866,540
4.00%, 02/20/50	123	114,243
4.00%, 07/20/50	181	169,488
4.00%, 07/20/52	9,576	8,827,579
4.00%, 09/20/52	45,049	41,463,533
4.00%, 11/21/52(h)	92,850	85,551,116
4.50%, 04/15/39	335	327,391
4.50%, 08/15/39	1,605	1,566,527
4.50%, 11/20/39	820	803,343
4.50%, 01/20/40	223	218,437
4.50%, 06/15/40	1,518	1,481,677
4.50%, 07/15/40	746	727,315
4.50%, 08/15/40	1,114	1,086,836
4.50%, 08/20/40	1,372	1,343,446
4.50%, 09/15/40	1,336	1,303,247
4.50%, 10/20/40	3,345	3,275,553
4.50%, 06/20/41	2,926	2,864,908
4.50%, 09/20/41	2,012	1,969,477
4.50%, 12/20/41	408	399,163
4.50%, 11/20/45	3,394	3,291,305
4.50%, 02/15/46	4	3,940
4.50%, 08/20/46	4,245	4,121,112
4.50%, 09/20/46	708	691,236
4.50%, 10/20/46	3,017	2,928,368
4.50%, 11/20/46	1,207	1,171,789
4.50%, 12/20/46	503	488,132
4.50%, 02/20/47	507	491,364
4.50%, 04/20/47	608	585,426
4.50%, 05/20/47	573	551,608
4.50%, 06/20/47	1,310	1,262,153
4.50%, 07/20/47	3,028	2,916,677
4.50%, 10/20/47	948	913,152
4.50%, 04/20/48	2,276	2,189,237
4.50%, 05/20/48	5,781	5,561,613
4.50%, 06/20/48	6,291	6,050,766
4.50%, 07/20/48	8,220	7,905,611
4.50%, 08/20/48	13,180	12,677,124
4.50%, 09/20/48	661	635,415
4.50%, 10/20/48	680	654,267
4.50%, 11/20/48	188	180,762
4.50%, 12/20/48	6,795	6,535,574
4.50%, 01/20/49	145	139,665
4.50%, 02/20/49	1,597	1,521,422
4.50%, 03/20/49	2,872	2,761,860

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 05/20/49	$739	$706,496
4.50%, 06/20/49	9,056	8,710,276
4.50%, 07/20/49	6,709	6,453,117
4.50%, 08/20/49	2,694	2,591,180
4.50%, 08/20/52	101,540	96,194,416
4.50%, 11/21/52	5,500	5,248,203
4.50%, 11/21/52(h)	153,711	145,665,190
5.00%, 12/15/36	472	478,027
5.00%, 01/15/39	1,387	1,407,563
5.00%, 07/15/39	2,469	2,506,275
5.00%, 05/15/40	883	896,700
5.00%, 07/20/40	4,600	4,613,251
5.00%, 08/20/40	1,693	1,698,325
5.00%, 05/15/47	1,061	1,067,495
5.00%, 06/15/47	161	161,764
5.00%, 10/15/47	264	265,163
5.00%, 11/15/47	362	364,638
5.00%, 12/15/47	263	265,462
5.00%, 01/15/48	346	348,460
5.00%, 02/15/48	607	611,005
5.00%, 03/20/48	1,266	1,258,314
5.00%, 04/20/48	4,404	4,350,568
5.00%, 05/20/48	4,723	4,657,826
5.00%, 10/20/48	94	92,404
5.00%, 11/20/48	1,718	1,693,064
5.00%, 12/20/48	3,117	3,072,602
5.00%, 01/20/49	5,187	5,112,886
5.00%, 04/20/49	12,171	11,997,658
5.00%, 05/20/49	1,459	1,437,877
5.00%, 06/20/49	11,714	11,547,241
5.00%, 09/20/52	6,639	6,454,551
5.00%, 11/21/52(h)	88,677	86,255,702
5.50%, 03/15/36	706	728,294
5.50%, 06/20/38	744	763,187
5.50%, 03/20/39	1,141	1,170,491
5.50%, 12/15/39	270	279,278
5.50%, 01/15/40	2,631	2,726,393
5.50%, 04/20/48	272	279,074
6.00%, 03/15/37	2,182	2,286,573
6.00%, 09/20/38	835	874,656
6.00%, 11/15/39	373	392,116
6.50%, 10/20/38	1,250	1,331,497
Uniform Mortgage-Backed Securities
1.50%, 03/01/36	19,685	16,768,427
1.50%, 04/01/36	346	294,867
1.50%, 07/01/36	3,552	3,025,722
1.50%, 10/01/36	14,082	11,994,540
1.50%, 02/01/37	169,284	144,196,694
1.50%, 03/01/37	174,080	148,176,131
1.50%, 04/01/37	26,805	22,815,847
1.50%, 08/01/37	13,921	11,857,958
1.50%, 11/15/37(h)	151,413	128,797,176
1.50%, 11/01/50	94,375	70,219,917
1.50%, 01/01/51	26,241	19,524,792
1.50%, 04/01/51	9,556	7,116,319
1.50%, 05/01/51	106,864	79,567,055
1.50%, 07/01/51	145,575	108,378,888
1.50%, 11/01/51	93,856	69,820,090
1.50%, 11/15/52(h)	77,625	57,645,659
2.00%, 10/01/35	35,146	30,909,259

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
2.00%, 11/01/35	$16,890	$14,853,983
2.00%, 12/01/35	76,200	67,014,942
2.00%, 02/01/36	392,873	345,468,097
2.00%, 03/01/36	77,343	67,937,248
2.00%, 04/01/36	609	534,532
2.00%, 05/01/36	61,731	54,189,609
2.00%, 06/01/36	35,877	31,474,411
2.00%, 08/01/36	28,937	25,386,103
2.00%, 09/01/36	23,634	20,733,614
2.00%, 10/01/36	7,574	6,645,076
2.00%, 11/01/36	50,871	44,645,532
2.00%, 12/01/36	96,390	84,579,513
2.00%, 01/01/37	141,464	124,151,489
2.00%, 02/01/37	39,235	34,420,174
2.00%, 04/01/37	142,923	125,299,504
2.00%, 05/01/37	69,882	61,265,284
2.00%, 06/01/37	101,176	88,699,900
2.00%, 11/16/37(h)	212	185,690
2.00%, 07/01/50	63,010	49,965,782
2.00%, 09/01/50	55,041	43,613,282
2.00%, 10/01/50	170,540	135,138,704
2.00%, 11/01/50	2,685	2,126,705
2.00%, 12/01/50	199,413	158,056,541
2.00%, 01/01/51	108,757	86,230,329
2.00%, 02/01/51	475,443	376,196,144
2.00%, 03/01/51	503,868	398,560,643
2.00%, 04/01/51	521,485	412,188,965
2.00%, 05/01/51	117,136	92,683,174
2.00%, 06/01/51	274,822	216,970,583
2.00%, 07/01/51	202,085	159,732,559
2.00%, 08/01/51	86,429	68,281,917
2.00%, 09/01/51	38,322	30,276,143
2.00%, 10/01/51	729,598	575,980,001
2.00%, 11/01/51	407,868	322,035,857
2.00%, 12/01/51	425,675	336,145,190
2.00%, 01/01/52	243,156	192,002,932
2.00%, 02/01/52	380,181	299,838,921
2.00%, 03/01/52	147,243	115,993,932
2.00%, 06/01/52	15,401	12,158,641
2.00%, 11/14/52(h)	45,381	35,751,645
2.50%, 05/01/27	1,235	1,177,717
2.50%, 10/01/27	1,305	1,245,292
2.50%, 01/01/28	149	141,749
2.50%, 03/01/28	226	215,052
2.50%, 06/01/28	39	36,989
2.50%, 09/01/28	111	105,381
2.50%, 12/01/28	44	42,196
2.50%, 09/01/29	77	72,345
2.50%, 12/01/29	2,034	1,940,038
2.50%, 02/01/30	1,290	1,206,636
2.50%, 03/01/30	4,149	3,871,595
2.50%, 04/01/30	245	229,284
2.50%, 06/01/30	666	621,291
2.50%, 07/01/30	1,362	1,270,701
2.50%, 08/01/30	3,596	3,354,517
2.50%, 09/01/30	1,338	1,248,562
2.50%, 12/01/30	2,678	2,498,926
2.50%, 01/01/31	1,716	1,601,342
2.50%, 04/01/31	1,021	946,563
2.50%, 05/01/31	26	23,840

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
2.50%, 09/01/31	$5,076	$4,706,009
2.50%, 10/01/31	48,635	45,408,481
2.50%, 12/01/31	8,853	8,207,239
2.50%, 01/01/32	17,110	15,861,754
2.50%, 02/01/32	20,351	18,868,247
2.50%, 03/01/32	7,835	7,263,465
2.50%, 04/01/32	48,327	44,804,366
2.50%, 05/01/32	30,986	28,725,795
2.50%, 06/01/32	871	807,681
2.50%, 07/01/32	13,901	12,886,602
2.50%, 09/01/32	5,194	4,815,490
2.50%, 10/01/32	1,007	928,844
2.50%, 11/01/32	742	684,792
2.50%, 12/01/32	9,085	8,379,860
2.50%, 01/01/33	28,163	26,314,034
2.50%, 03/01/33	126	114,874
2.50%, 07/01/33	122	110,905
2.50%, 08/01/34	708	660,464
2.50%, 10/01/34	296	268,453
2.50%, 11/01/34	26,095	23,684,790
2.50%, 07/01/35	14,457	13,113,735
2.50%, 09/01/35	27,055	24,539,573
2.50%, 10/01/35	86,878	78,802,601
2.50%, 03/01/36	25,552	23,090,220
2.50%, 04/01/36	1,612	1,456,599
2.50%, 05/01/36	21,805	19,703,812
2.50%, 07/01/36	37,146	33,567,535
2.50%, 08/01/36	10,731	9,696,879
2.50%, 10/01/36	1,564	1,413,342
2.50%, 03/01/37	3,522	3,177,562
2.50%, 04/01/37	8,930	8,054,619
2.50%, 05/01/37	1,775	1,600,818
2.50%, 11/15/37(h)	89,486	80,615,772
2.50%, 05/01/43	230	194,944
2.50%, 02/01/47	795	665,767
2.50%, 04/01/47	10,035	8,400,942
2.50%, 12/01/47	192	161,045
2.50%, 07/01/50	47,931	39,853,218
2.50%, 08/01/50	51,681	42,815,544
2.50%, 09/01/50	154,856	128,369,108
2.50%, 10/01/50	198,711	164,255,634
2.50%, 11/01/50	227,695	187,967,848
2.50%, 12/01/50	66,591	54,803,813
2.50%, 01/01/51	147,401	121,240,073
2.50%, 02/01/51	20,646	17,020,800
2.50%, 03/01/51	66,732	54,787,994
2.50%, 04/01/51	40,179	33,004,267
2.50%, 05/01/51	21,774	17,909,830
2.50%, 07/01/51	260,824	214,464,246
2.50%, 08/01/51	298,566	245,692,786
2.50%, 09/01/51	124,158	102,044,408
2.50%, 10/01/51	72,541	59,622,837
2.50%, 11/01/51	105,791	86,978,651
2.50%, 11/10/51(h)	611,952	500,752,685
2.50%, 12/01/51	415,526	341,475,766
2.50%, 01/01/52	429,760	352,916,480
2.50%, 02/01/52	114,945	94,449,287
2.50%, 03/01/52	211,224	173,126,890
2.50%, 04/01/52	186,087	152,544,382
2.50%, 05/01/52	6,159	5,060,540

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
2.50%, 07/01/52	$19,746	$16,182,004
3.00%, 11/01/25	106	102,219
3.00%, 10/01/26	71	68,157
3.00%, 01/01/27	1,798	1,734,349
3.00%, 02/01/27	24	22,726
3.00%, 10/01/27	2,290	2,208,441
3.00%, 11/01/27	1,551	1,495,621
3.00%, 12/01/27	103	99,424
3.00%, 03/01/29	155	148,479
3.00%, 07/01/29	239	228,982
3.00%, 09/01/29	119	114,520
3.00%, 10/01/29	34	32,377
3.00%, 01/01/30	93	88,904
3.00%, 03/01/30	48,536	46,708,610
3.00%, 04/01/30	3,810	3,570,594
3.00%, 06/01/30	874	840,130
3.00%, 07/01/30	2,936	2,751,836
3.00%, 08/01/30	11,049	10,354,815
3.00%, 09/01/30	15,341	14,377,560
3.00%, 10/01/30	6,816	6,389,631
3.00%, 11/01/30	1,515	1,419,939
3.00%, 12/01/30	4,403	4,127,246
3.00%, 01/01/31	15,723	14,735,957
3.00%, 02/01/31	11,285	10,576,690
3.00%, 03/01/31	7,453	6,981,718
3.00%, 04/01/31	1,067	982,325
3.00%, 05/01/31	376	352,456
3.00%, 06/01/31	6,435	6,027,559
3.00%, 07/01/31	1,642	1,538,253
3.00%, 09/01/31	5,938	5,563,481
3.00%, 10/01/31	1,464	1,371,754
3.00%, 12/01/31	12,550	12,078,546
3.00%, 01/01/32	10,825	10,139,609
3.00%, 02/01/32	20,168	18,891,843
3.00%, 03/01/32	2,834	2,654,593
3.00%, 04/01/32	206	194,694
3.00%, 05/01/32	3,690	3,456,262
3.00%, 06/01/32	6,406	6,003,597
3.00%, 08/01/32	3,996	3,743,312
3.00%, 09/01/32	1,133	1,061,221
3.00%, 11/01/32	6,469	6,059,438
3.00%, 12/01/32	12,563	11,768,084
3.00%, 02/01/33	7,186	6,730,886
3.00%, 05/01/33	556	504,674
3.00%, 09/01/33	520	484,994
3.00%, 10/01/33	5,914	5,516,867
3.00%, 07/01/34	4,748	4,407,000
3.00%, 08/01/34	402	373,554
3.00%, 09/01/34	6,660	6,181,864
3.00%, 11/01/34	4,426	4,108,643
3.00%, 12/01/34	15,244	14,143,602
3.00%, 03/01/35	4,312	4,002,613
3.00%, 04/01/35	25,808	23,924,862
3.00%, 06/01/35	978	906,935
3.00%, 07/01/35	3,547	3,291,895
3.00%, 10/01/35	9,866	9,146,310
3.00%, 12/01/35	7,079	6,425,897
3.00%, 07/01/37	16,543	15,229,539
3.00%, 11/15/37	59,320	54,547,244
3.00%, 08/01/42	235	205,975

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 09/01/42	$89	$77,990
3.00%, 10/01/42	3,741	3,277,431
3.00%, 11/01/42	2,775	2,431,083
3.00%, 12/01/42	14,776	12,946,604
3.00%, 01/01/43	8,297	7,269,822
3.00%, 02/01/43	254	222,418
3.00%, 03/01/43	10,712	9,375,055
3.00%, 04/01/43	11,831	10,354,650
3.00%, 05/01/43	4,921	4,306,191
3.00%, 06/01/43	2,413	2,111,341
3.00%, 07/01/43	1,725	1,510,264
3.00%, 08/01/43	2,916	2,552,169
3.00%, 09/01/43	6,810	5,960,268
3.00%, 01/01/44	9,589	8,392,083
3.00%, 10/01/44	30,371	26,579,925
3.00%, 12/01/44	11	9,561
3.00%, 01/01/45	3,062	2,679,557
3.00%, 02/01/45	269	233,737
3.00%, 03/01/45	13,065	11,434,538
3.00%, 04/01/45	109	94,836
3.00%, 05/01/45	12,564	10,969,698
3.00%, 06/01/45	60	52,209
3.00%, 08/01/45	138	119,658
3.00%, 09/01/45	975	844,923
3.00%, 11/01/45	2,072	1,795,609
3.00%, 12/01/45	387	336,023
3.00%, 01/01/46	607	525,764
3.00%, 04/01/46	3,366	2,916,654
3.00%, 06/01/46	64	55,695
3.00%, 07/01/46	78,929	68,383,112
3.00%, 08/01/46	14,155	12,263,325
3.00%, 10/01/46	4,360	3,777,910
3.00%, 11/01/46	53,836	46,644,103
3.00%, 12/01/46	118,872	102,990,112
3.00%, 01/01/47	44,462	38,520,768
3.00%, 02/01/47	72,222	62,572,110
3.00%, 03/01/47	39,311	34,058,245
3.00%, 05/01/47	1,489	1,288,966
3.00%, 07/01/47	18,124	15,702,069
3.00%, 08/01/47	5,641	4,886,960
3.00%, 12/01/47	29,428	25,483,877
3.00%, 03/01/48	4,509	3,904,491
3.00%, 04/01/48	171	146,943
3.00%, 09/01/48	445	385,493
3.00%, 11/01/48	50,714	43,921,444
3.00%, 02/01/49	23,506	20,365,500
3.00%, 09/01/49	10,902	9,357,671
3.00%, 11/01/49	17,253	14,801,888
3.00%, 12/01/49	32,757	28,108,876
3.00%, 02/01/50	8,825	7,575,040
3.00%, 03/01/50	21,195	18,184,554
3.00%, 04/01/50	34,552	29,618,297
3.00%, 05/01/50	9,803	8,401,632
3.00%, 06/01/50	28,188	24,160,933
3.00%, 07/01/50	25,610	21,845,608
3.00%, 08/01/50	64,944	55,807,000
3.00%, 09/01/50	238	203,340
3.00%, 10/01/50	122,963	105,305,664
3.00%, 11/01/50	1,754	1,501,450
3.00%, 12/01/50	626	535,756

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 01/01/51	$21,856	$18,709,151
3.00%, 05/01/51	59,427	51,179,103
3.00%, 07/01/51	4,085	3,480,858
3.00%, 08/01/51	67,013	57,316,136
3.00%, 11/01/51	20,742	17,686,940
3.00%, 01/01/52	46,997	40,045,859
3.00%, 03/01/52	47,803	40,637,089
3.00%, 04/01/52	146,739	124,812,134
3.00%, 05/01/52	61,223	52,045,137
3.00%, 11/14/52(h)	420,866	357,637,710
3.50%, 10/01/25	196	191,124
3.50%, 01/01/27	241	235,707
3.50%, 11/01/28	122	119,270
3.50%, 01/01/29	253	247,141
3.50%, 11/01/29	117	110,200
3.50%, 12/01/29	991	945,523
3.50%, 07/01/30	6,338	6,043,940
3.50%, 10/01/30	1,683	1,605,444
3.50%, 11/01/30	338	322,809
3.50%, 03/01/31	2,427	2,310,110
3.50%, 06/01/31	7,890	7,527,630
3.50%, 01/01/32	9,156	8,722,667
3.50%, 02/01/32	1,129	1,061,947
3.50%, 05/01/32	4,460	4,254,402
3.50%, 06/01/32	4,123	3,932,724
3.50%, 07/01/32	1,528	1,457,699
3.50%, 08/01/32	1,073	1,008,646
3.50%, 09/01/32	2,613	2,493,032
3.50%, 10/01/32	987	928,358
3.50%, 11/01/32	1,192	1,127,348
3.50%, 12/01/32	137	131,132
3.50%, 02/01/33	570	543,850
3.50%, 03/01/33	5,160	4,921,852
3.50%, 04/01/33	6,634	6,238,085
3.50%, 05/01/33	4,591	4,376,106
3.50%, 06/01/33	5,438	5,182,908
3.50%, 10/01/33	735	700,455
3.50%, 01/01/34	1,928	1,840,075
3.50%, 02/01/34	26,444	25,204,369
3.50%, 03/01/34	567	539,586
3.50%, 04/01/34	1,829	1,759,120
3.50%, 05/01/34	2,205	2,098,367
3.50%, 07/01/34	8,780	8,581,439
3.50%, 08/01/34	6,363	6,053,887
3.50%, 01/01/35	4,363	4,151,704
3.50%, 05/01/35	378	360,161
3.50%, 11/15/37	36,641	34,424,895
3.50%, 08/01/38	1,002	920,290
3.50%, 09/01/38	1,751	1,608,576
3.50%, 11/01/40	259	234,919
3.50%, 02/01/41	295	267,970
3.50%, 02/01/42	8,364	7,583,996
3.50%, 03/01/42	60	54,110
3.50%, 04/01/42	25	23,112
3.50%, 05/01/42	3,010	2,729,552
3.50%, 08/01/42	497	450,200
3.50%, 11/01/42	9,961	9,030,862
3.50%, 12/01/42	3,726	3,360,575
3.50%, 01/01/43	88	79,950
3.50%, 02/01/43	582	527,830

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 04/01/43	$102	$92,678
3.50%, 05/01/43	136	123,077
3.50%, 06/01/43	3,837	3,473,627
3.50%, 08/01/43	122	110,883
3.50%, 10/01/43	4,101	3,718,624
3.50%, 09/01/44	235	211,513
3.50%, 10/01/44	4,864	4,403,958
3.50%, 01/01/45	125	112,468
3.50%, 02/01/45	5,902	5,344,224
3.50%, 03/01/45	22,980	20,618,945
3.50%, 05/01/45	25,323	22,722,006
3.50%, 06/01/45	96	85,950
3.50%, 07/01/45	10,294	9,235,999
3.50%, 08/01/45	4,109	3,686,711
3.50%, 10/01/45	2,079	1,883,810
3.50%, 11/01/45	292	262,139
3.50%, 12/01/45	39,193	35,165,534
3.50%, 01/01/46	17,337	15,590,891
3.50%, 02/01/46	17,534	15,732,619
3.50%, 03/01/46	21,747	19,584,343
3.50%, 04/01/46	3,067	2,749,232
3.50%, 05/01/46	18,236	16,348,471
3.50%, 06/01/46	3,465	3,103,810
3.50%, 07/01/46	29,213	26,188,839
3.50%, 08/01/46	9,074	8,134,653
3.50%, 09/01/46	7,381	6,616,907
3.50%, 10/01/46	10,188	9,133,245
3.50%, 11/01/46	14,436	12,947,216
3.50%, 12/01/46	64,093	57,475,876
3.50%, 01/01/47	33,346	29,901,154
3.50%, 02/01/47	14,021	12,577,940
3.50%, 04/01/47	12,963	11,618,650
3.50%, 05/01/47	15,252	13,679,457
3.50%, 06/01/47	10,502	9,412,566
3.50%, 07/01/47	66,887	59,948,662
3.50%, 08/01/47	16,312	14,618,614
3.50%, 09/01/47	17,320	15,522,975
3.50%, 10/01/47	13,505	12,105,001
3.50%, 11/01/47	18,766	16,821,276
3.50%, 12/01/47	18,025	16,155,293
3.50%, 01/01/48	19,295	17,294,660
3.50%, 02/01/48	83,215	74,586,263
3.50%, 03/01/48	2,688	2,408,544
3.50%, 04/01/48	12,414	11,128,244
3.50%, 05/01/48	2,482	2,226,002
3.50%, 06/01/48	3,538	3,170,398
3.50%, 07/01/48	2,787	2,498,486
3.50%, 11/01/48	41,688	37,353,856
3.50%, 02/01/49	132	117,368
3.50%, 03/01/49	1,640	1,460,708
3.50%, 04/01/49	2,597	2,313,543
3.50%, 05/01/49	1,923	1,712,897
3.50%, 06/01/49	90,292	80,828,134
3.50%, 07/01/49	14,823	13,207,039
3.50%, 09/01/49	20,083	17,893,070
3.50%, 04/01/50	50,865	45,308,803
3.50%, 07/01/50	15,892	14,074,824
3.50%, 02/01/51	31,970	28,460,087
3.50%, 05/01/51	921	823,139
3.50%, 07/01/51	4,649	4,107,807

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 05/01/52	$49,456	$43,526,747
3.50%, 06/01/52	63,154	55,664,826
3.50%, 07/01/52	26,523	23,424,876
3.50%, 11/14/52(h)	242,486	213,100,999
4.00%, 10/01/25	835	810,558
4.00%, 11/01/25	53	51,884
4.00%, 03/01/26	333	323,304
4.00%, 06/01/26	447	433,604
4.00%, 09/01/26	164	159,433
4.00%, 12/01/30	1,229	1,189,963
4.00%, 01/01/31	449	434,523
4.00%, 02/01/31	324	313,934
4.00%, 10/01/31	1,371	1,325,990
4.00%, 02/01/32	1,731	1,674,359
4.00%, 07/01/32	5,140	4,985,183
4.00%, 05/01/33	5,568	5,388,140
4.00%, 06/01/33	930	899,817
4.00%, 07/01/33	1,659	1,604,882
4.00%, 12/01/33	11,776	11,425,735
4.00%, 11/15/37(h)	10,265	9,802,273
4.00%, 06/01/38	3,151	2,992,253
4.00%, 12/01/40	24	22,176
4.00%, 12/01/41	1,179	1,103,745
4.00%, 03/01/42	2,763	2,581,231
4.00%, 06/01/42	1,972	1,846,971
4.00%, 07/01/42	72	67,586
4.00%, 09/01/43	123	115,060
4.00%, 10/01/43	90	84,193
4.00%, 04/01/44	44	41,100
4.00%, 05/01/44	2,855	2,665,592
4.00%, 06/01/44	4,774	4,470,214
4.00%, 10/01/44	1,408	1,315,038
4.00%, 12/01/44	10,102	9,432,344
4.00%, 01/01/45	12,912	12,059,573
4.00%, 02/01/45	40,822	38,158,026
4.00%, 03/01/45	6,448	6,017,304
4.00%, 05/01/45	11,768	10,978,502
4.00%, 06/01/45	6,573	6,138,451
4.00%, 07/01/45	428	399,188
4.00%, 08/01/45	366	341,437
4.00%, 09/01/45	920	854,057
4.00%, 11/01/45	152	141,671
4.00%, 12/01/45	953	888,591
4.00%, 01/01/46	835	779,209
4.00%, 02/01/46	1,334	1,238,702
4.00%, 03/01/46	1,802	1,671,416
4.00%, 04/01/46	2,640	2,445,616
4.00%, 05/01/46	8,060	7,466,194
4.00%, 06/01/46	20,924	19,536,088
4.00%, 07/01/46	23,950	22,274,449
4.00%, 08/01/46	4,174	3,866,994
4.00%, 09/01/46	191	177,365
4.00%, 10/01/46	4,314	4,018,462
4.00%, 11/01/46	1,571	1,468,044
4.00%, 02/01/47	3,142	2,930,965
4.00%, 03/01/47	2,293	2,094,108
4.00%, 04/01/47	7,068	6,544,497
4.00%, 05/01/47	6,331	5,862,637
4.00%, 06/01/47	12,402	11,505,092
4.00%, 07/01/47	19,746	18,288,613

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 08/01/47	$16,534	$15,293,867
4.00%, 09/01/47	18,048	16,736,817
4.00%, 10/01/47	15,101	14,035,653
4.00%, 11/01/47	7,078	6,554,679
4.00%, 12/01/47	11,291	10,456,611
4.00%, 01/01/48	2,233	2,067,352
4.00%, 02/01/48	23,920	22,152,144
4.00%, 04/01/48	25,812	23,892,491
4.00%, 05/01/48	2,051	1,898,093
4.00%, 07/01/48	3,342	3,093,133
4.00%, 09/01/48	12,641	11,701,515
4.00%, 10/01/48	9,055	8,397,733
4.00%, 11/01/48	6,268	5,801,766
4.00%, 01/01/49	3,460	3,202,405
4.00%, 02/01/49	3,586	3,316,684
4.00%, 03/01/49	42,324	39,170,261
4.00%, 04/01/49	12,660	11,700,187
4.00%, 05/01/49	9,718	8,978,076
4.00%, 06/01/49	36,641	33,886,995
4.00%, 07/01/49	65,206	60,338,270
4.00%, 08/01/49	985	910,838
4.00%, 10/01/49	1,832	1,680,023
4.00%, 11/01/49	2,987	2,766,664
4.00%, 12/01/49	4,204	3,885,164
4.00%, 02/01/50	669	618,739
4.00%, 03/01/51	9,088	8,399,619
4.00%, 05/01/52	38,929	35,447,135
4.00%, 06/01/52	50,834	46,294,385
4.00%, 07/01/52	36,804	33,512,623
4.00%, 08/01/52	130,097	118,468,101
4.00%, 09/01/52	45,379	41,312,879
4.00%, 11/14/52(h)	194,810	177,060,976
4.50%, 10/01/24	133	132,145
4.50%, 02/01/25	62	61,375
4.50%, 04/01/25	85	84,407
4.50%, 06/01/25	432	429,072
4.50%, 08/01/31	1,201	1,182,023
4.50%, 08/01/34	337	331,044
4.50%, 11/15/37(h)	4,200	4,082,203
4.50%, 09/01/40	2,911	2,815,833
4.50%, 12/01/40	1,698	1,642,424
4.50%, 01/01/41	3,450	3,337,792
4.50%, 05/01/41	2,352	2,274,707
4.50%, 06/01/41	13,869	13,592,726
4.50%, 08/01/41	4,566	4,416,621
4.50%, 09/01/41	1,568	1,516,504
4.50%, 01/01/42	1,580	1,528,316
4.50%, 09/01/42	1,414	1,367,710
4.50%, 08/01/43	2,386	2,306,929
4.50%, 12/01/43	77	74,733
4.50%, 03/01/44	15	14,184
4.50%, 04/01/44	4,139	3,996,653
4.50%, 06/01/44	829	802,230
4.50%, 12/01/44	287	276,718
4.50%, 02/01/45	1,702	1,643,465
4.50%, 08/01/45	2,326	2,244,918
4.50%, 10/01/45	429	414,441
4.50%, 11/01/45	191	183,497
4.50%, 12/01/45	778	747,074
4.50%, 01/01/46	75	71,779

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 02/01/46	$8,592	$8,311,632
4.50%, 03/01/46	1,477	1,428,046
4.50%, 04/01/46	281	269,729
4.50%, 05/01/46	162	155,114
4.50%, 06/01/46	5	4,550
4.50%, 07/01/46	28	26,502
4.50%, 08/01/46	2,043	1,967,617
4.50%, 09/01/46	779	749,320
4.50%, 10/01/46	1,031	988,655
4.50%, 01/01/47	421	402,993
4.50%, 02/01/47	151	144,520
4.50%, 03/01/47	1,924	1,840,815
4.50%, 04/01/47	5,688	5,441,754
4.50%, 06/01/47	3,245	3,104,142
4.50%, 07/01/47	25	23,963
4.50%, 08/01/47	287	274,766
4.50%, 10/01/47	7,457	7,134,002
4.50%, 01/01/48	10,894	10,421,515
4.50%, 02/01/48	1,096	1,046,545
4.50%, 03/01/48	6,145	5,869,261
4.50%, 04/01/48	2,911	2,779,079
4.50%, 05/01/48	6,118	5,855,172
4.50%, 06/01/48	3,929	3,751,429
4.50%, 07/01/48	2,338	2,232,625
4.50%, 08/01/48	10,945	10,450,249
4.50%, 09/01/48	319	300,164
4.50%, 10/01/48	13,887	13,258,971
4.50%, 11/01/48	5,292	5,052,090
4.50%, 12/01/48	19,823	18,925,551
4.50%, 01/01/49	6,169	5,890,378
4.50%, 02/01/49	7,784	7,431,264
4.50%, 03/01/49	833	793,923
4.50%, 04/01/49	13,997	13,363,485
4.50%, 05/01/49	12,162	11,583,076
4.50%, 07/01/49	812	772,663
4.50%, 08/01/49	177	168,624
4.50%, 05/01/52	450	422,529
4.50%, 06/01/52	49,430	46,391,272
4.50%, 07/01/52	2,686	2,523,621
4.50%, 08/01/52	6,114	5,744,199
4.50%, 09/01/52	17,023	15,976,387
4.50%, 11/14/52(h)	294,884	276,591,977
5.00%, 07/01/23	39	38,980
5.00%, 12/01/23	2	1,755
5.00%, 09/01/33	102	101,924
5.00%, 11/01/33	2,938	2,934,226
5.00%, 06/01/35	142	142,044
5.00%, 10/01/35	48	47,493
5.00%, 12/01/36	42	41,570
5.00%, 11/15/37(h)	975	968,830
5.00%, 05/01/39	32	31,781
5.00%, 06/01/39	595	594,175
5.00%, 12/01/39	86	86,045
5.00%, 01/01/40	2	2,057
5.00%, 03/01/40	1,530	1,526,444
5.00%, 04/01/40	249	248,830
5.00%, 05/01/40	15	14,885
5.00%, 06/01/40	129	127,856
5.00%, 07/01/40	888	885,752
5.00%, 08/01/40	1,299	1,299,924

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
5.00%, 09/01/40	$10	$9,860
5.00%, 10/01/40	35	35,043
5.00%, 04/01/41	643	642,523
5.00%, 05/01/41	2,441	2,434,693
5.00%, 06/01/41	627	624,409
5.00%, 08/01/41	1,191	1,186,722
5.00%, 10/01/41	2,952	2,941,389
5.00%, 01/01/42	15,079	15,039,315
5.00%, 05/01/42	5,627	5,612,503
5.00%, 09/01/47	480	468,744
5.00%, 02/01/48	1,945	1,900,533
5.00%, 03/01/48	1,585	1,549,312
5.00%, 04/01/48	2,530	2,473,178
5.00%, 05/01/48	2,220	2,169,523
5.00%, 07/01/48	2,765	2,702,155
5.00%, 09/01/48	1,908	1,865,695
5.00%, 01/01/49	148	144,226
5.00%, 04/01/49	7,455	7,285,869
5.00%, 05/01/49	33	32,735
5.00%, 06/01/49	296	289,091
5.00%, 09/01/49	67	65,073
5.00%, 10/01/49	182	177,594
5.00%, 08/01/52	5,188	5,046,413
5.00%, 11/15/52(h)	235,817	227,388,504
5.50%, 05/01/33	1,095	1,111,176
5.50%, 11/01/33	2,222	2,254,035
5.50%, 09/01/34	3,273	3,330,369
5.50%, 09/01/36	251	254,391
5.50%, 03/01/38	190	193,779
5.50%, 06/01/38	5,319	5,424,564
5.50%, 11/01/38	477	486,236
5.50%, 07/01/40	1,407	1,437,102
5.50%, 09/01/41	34,614	35,125,842
5.50%, 01/01/47	2,708	2,764,693
5.50%, 12/01/48	258	257,856
5.50%, 11/15/52(h)	84,885	83,720,690
6.00%, 03/01/34	1,828	1,893,899
6.00%, 05/01/34	151	156,933
6.00%, 08/01/34	303	313,530
6.00%, 11/01/34	98	101,391
6.00%, 09/01/36	405	420,097
6.00%, 08/01/37	1,028	1,066,067
6.00%, 03/01/38	322	333,667
6.00%, 05/01/38	161	167,308
6.00%, 09/01/38	132	136,878
6.00%, 06/01/39	2,601	2,697,340
6.00%, 10/01/39	166	172,518
6.00%, 07/01/41	1,447	1,501,545
6.00%, 02/01/49	6,963	7,223,119
6.50%, 08/01/36	22	22,934
6.50%, 09/01/36	195	205,982
6.50%, 10/01/36	26	27,298
6.50%, 12/01/36	35	36,758
6.50%, 07/01/37	47	50,161
6.50%, 08/01/37	2,058	2,174,948
6.50%, 10/01/37	83	87,476
6.50%, 11/01/37	19	19,872
6.50%, 12/01/37	621	656,466
6.50%, 06/01/38	16	16,571
6.50%, 10/01/39	570	605,036

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
6.50%, 05/01/40	$19	$19,879
7.00%, 04/01/37	742	797,925

		22,197,028,187

U.S. Government Agency Obligations — 0.2%
Federal Home Loan Banks
0.50%, 04/14/25	7,000	6,346,480
1.50%, 08/15/24	1,000	947,100
2.13%, 03/10/23	290	287,445
2.13%, 12/14/29	70	59,807
2.50%, 12/08/23	1,000	975,790
2.75%, 12/13/24	250	240,355
2.88%, 09/13/24	1,000	967,990
3.00%, 12/09/22	30,510	30,466,981
3.13%, 06/13/25	980	947,102
3.25%, 11/16/28	25,470	23,943,328
5.50%, 07/15/36	7,900	8,380,715
Federal National Mortgage Association
0.38%, 08/25/25	24,991	22,275,728
0.63%, 04/22/25	5,000	4,537,900
2.88%, 09/12/23	5,000	4,919,700
5.63%, 07/15/37	795	854,355
7.13%, 01/15/30	10,000	11,623,500
Tennessee Valley Authority
1.50%, 09/15/31	1,000	772,820
3.50%, 12/15/42	525	407,657
4.63%, 09/15/60	1,000	883,970
4.88%, 01/15/48	8,035	7,654,623
5.25%, 09/15/39	347	355,654
5.50%, 06/15/38	10,000	10,569,800
5.88%, 04/01/36	95	103,490
6.15%, 01/15/38	3,553	3,948,413
7.13%, 05/01/30	3,556	4,117,706
Series B, 4.70%, 07/15/33	1,500	1,479,450
Series E, 6.75%, 11/01/25	7,000	7,409,150

		155,477,009

U.S. Government Obligations — 41.3%
U.S. Treasury Note/Bond
0.13%, 12/15/23	109,700	104,326,415
0.13%, 01/15/24	96,000	90,900,000
0.13%, 02/15/24	75,500	71,256,074
0.25%, 11/15/23	155,300	148,414,629
0.25%, 03/15/24	378,400	356,375,939
0.25%, 05/15/24	141,870	132,648,450
0.25%, 06/15/24	439,076	409,198,253
0.25%, 05/31/25	44,110	39,616,294
0.25%, 06/30/25	4,100	3,677,828
0.25%, 07/31/25	184,800	165,006,188
0.25%, 08/31/25	340,050	302,431,969
0.25%, 09/30/25	116,300	103,252,594
0.25%, 10/31/25	164,300	145,212,962
0.38%, 04/15/24	67,910	63,835,400
0.38%, 07/15/24	38,455	35,808,215
0.38%, 08/15/24	87,250	80,958,457
0.38%, 09/15/24	5,000	4,628,906
0.38%, 04/30/25	44,000	39,847,500
0.38%, 11/30/25	467,800	413,674,080
0.38%, 12/31/25	360,900	318,381,469
0.38%, 01/31/26	672,200	590,590,719
0.38%, 07/31/27	119,700	99,921,446

Security	Par (000)	Value

U.S. Government Obligations (continued)
0.38%, 09/30/27	$155,000	$128,516,798
0.50%, 11/30/23	143,930	137,683,663
0.50%, 02/28/26	184,700	162,463,852
0.50%, 04/30/27	93,800	79,392,906
0.50%, 05/31/27	98,400	83,032,688
0.50%, 06/30/27	136,900	115,209,906
0.50%, 08/31/27	145,022	121,388,364
0.50%, 10/31/27	208,200	173,163,844
0.63%, 10/15/24	12,820	11,897,060
0.63%, 07/31/26	60,000	52,275,000
0.63%, 03/31/27	45,600	38,913,188
0.63%, 11/30/27	232,600	194,239,173
0.63%, 12/31/27	187,400	156,054,423
0.63%, 05/15/30	260,800	202,690,500
0.63%, 08/15/30	396,000	305,971,875
0.75%, 12/31/23	192,950	184,410,456
0.75%, 11/15/24	93,750	86,901,856
0.75%, 03/31/26	20,500	18,142,500
0.75%, 05/31/26	42,800	37,670,688
0.75%, 08/31/26	227,900	199,002,993
0.75%, 01/31/28	496,300	415,147,198
0.88%, 01/31/24	20,400	19,458,891
0.88%, 06/30/26	170,000	149,932,032
0.88%, 09/30/26	190,610	166,873,098
0.88%, 11/15/30	163,800	128,864,531
1.00%, 12/15/24	165,200	153,661,812
1.00%, 07/31/28	200,000	167,046,876
1.13%, 01/15/25	153,300	142,509,118
1.13%, 02/28/25	44,600	41,317,719
1.13%, 10/31/26	171,100	150,982,384
1.13%, 02/28/27	40,300	35,281,391
1.13%, 02/29/28	122,340	104,103,694
1.13%, 08/31/28	273,600	229,546,126
1.13%, 02/15/31	257,200	205,719,812
1.13%, 05/15/40	156,500	93,410,938
1.13%, 08/15/40	58,000	34,310,625
1.25%, 08/31/24	141,550	133,305,818
1.25%, 11/30/26	144,900	128,281,781
1.25%, 12/31/26	133,400	117,871,406
1.25%, 03/31/28	170,000	145,363,282
1.25%, 04/30/28	129,100	110,148,524
1.25%, 05/31/28	110,000	93,723,438
1.25%, 06/30/28	232,175	197,276,195
1.25%, 09/30/28	317,000	267,493,517
1.25%, 08/15/31	318,900	253,674,984
1.25%, 05/15/50	205,900	106,070,672
1.38%, 08/31/26	22,500	20,139,258
1.38%, 10/31/28	185,000	157,018,750
1.38%, 12/31/28	95,430	80,839,648
1.38%, 11/15/31	400,250	319,574,609
1.38%, 11/15/40	284,800	175,908,500
1.38%, 08/15/50	16,000	8,530,000
1.50%, 02/29/24	82,650	79,327,858
1.50%, 09/30/24	103,300	97,610,430
1.50%, 10/31/24	105,100	99,085,489
1.50%, 11/30/24	290,100	272,807,322
1.50%, 02/15/25	133,000	124,355,000
1.50%, 08/15/26	382,000	343,740,312
1.50%, 01/31/27	245,280	218,605,800
1.50%, 11/30/28	284,200	242,657,955

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations (continued)
1.50%, 02/15/30	$35,485	$29,724,232
1.63%, 02/15/26	207,890	190,170,627
1.63%, 05/15/26	250,000	227,500,000
1.63%, 09/30/26	24,500	22,136,133
1.63%, 10/31/26	76,300	68,711,727
1.63%, 11/30/26	21,200	19,070,063
1.63%, 08/15/29	74,000	63,073,438
1.63%, 05/15/31	294,910	243,853,706
1.63%, 11/15/50	229,500	131,281,172
1.75%, 06/30/24	151,540	144,602,309
1.75%, 07/31/24	69,380	66,060,059
1.75%, 12/31/24	140,400	132,667,032
1.75%, 03/15/25	27,900	26,210,742
1.75%, 12/31/26	25,200	22,754,813
1.75%, 01/31/29	170,700	147,482,134
1.75%, 08/15/41	271,420	177,101,550
1.88%, 08/31/24	83,600	79,635,532
1.88%, 06/30/26	5,000	4,581,250
1.88%, 07/31/26	24,900	22,758,211
1.88%, 02/28/27	118,100	106,862,047
1.88%, 02/28/29	159,200	138,541,313
1.88%, 02/15/32	422,760	351,815,587
1.88%, 02/15/41	120,200	81,304,031
1.88%, 02/15/51	575,700	352,616,250
1.88%, 11/15/51	233,450	142,222,117
2.00%, 04/30/24	290,500	279,333,906
2.00%, 05/31/24	213,750	205,158,252
2.00%, 06/30/24	132,494	126,919,936
2.00%, 02/15/25	180,068	170,347,142
2.00%, 08/15/25	326,715	305,784,820
2.00%, 11/15/26	141,000	128,739,610
2.00%, 11/15/41	63,000	42,958,125
2.00%, 02/15/50	102,000	64,881,563
2.00%, 08/15/51	466,600	294,030,906
2.13%, 11/30/23	83,200	80,990,000
2.13%, 02/29/24	89,950	87,019,598
2.13%, 03/31/24	224,000	216,308,749
2.13%, 07/31/24	215,509	206,535,072
2.13%, 09/30/24	100,000	95,609,375
2.13%, 11/30/24	76,050	72,419,801
2.13%, 05/15/25	265,800	250,807,219
2.13%, 05/31/26	28,500	26,371,406
2.25%, 12/31/23	165,330	160,854,466
2.25%, 01/31/24	153,700	149,221,087
2.25%, 03/31/24	88,170	85,266,589
2.25%, 04/30/24	185,395	178,956,869
2.25%, 11/15/24	234,966	224,704,595
2.25%, 12/31/24	75,300	71,817,375
2.25%, 11/15/25	159,829	149,939,581
2.25%, 03/31/26	19,000	17,716,016
2.25%, 02/15/27	129,206	118,718,015
2.25%, 08/15/27	146,750	133,897,911
2.25%, 11/15/27	193,750	176,070,312
2.25%, 05/15/41	276,900	199,714,125
2.25%, 08/15/46	118,960	80,521,050
2.25%, 08/15/49	106,500	72,353,438
2.25%, 02/15/52	252,900	169,640,578
2.38%, 02/29/24	129,500	125,736,406
2.38%, 08/15/24	259,717	249,734,128
2.38%, 04/30/26	17,500	16,369,336

Security	Par (000)	Value

U.S. Government Obligations (continued)
2.38%, 05/15/27	$190,870	$175,734,606
2.38%, 03/31/29	244,200	218,787,937
2.38%, 05/15/29	191,600	171,511,937
2.38%, 02/15/42	71,000	51,852,188
2.38%, 11/15/49	229,400	160,364,937
2.38%, 05/15/51	113,000	78,234,844
2.50%, 01/31/24	17,600	17,136,625
2.50%, 04/30/24	175,500	170,070,469
2.50%, 05/15/24	17,850	17,278,242
2.50%, 05/31/24	232,640	225,097,376
2.50%, 01/31/25	15,340	14,683,256
2.50%, 02/28/26	42,350	39,845,395
2.50%, 03/31/27	49,200	45,652,219
2.50%, 02/15/45	50,824	36,569,456
2.50%, 02/15/46	152,800	109,228,125
2.50%, 05/15/46	123,517	88,102,360
2.63%, 12/31/23	100,000	97,769,531
2.63%, 03/31/25	5,000	4,793,750
2.63%, 12/31/25	46,500	44,051,484
2.63%, 01/31/26	42,300	40,009,852
2.63%, 05/31/27	120,000	111,853,126
2.63%, 02/15/29	211,491	192,588,992
2.63%, 07/31/29	145,500	132,132,188
2.75%, 11/15/23	120,760	118,434,427
2.75%, 02/15/24	151,765	148,101,299
2.75%, 02/28/25	90,500	87,063,828
2.75%, 05/15/25	150,000	143,871,094
2.75%, 06/30/25	141,900	135,957,938
2.75%, 08/31/25	173,108	165,304,617
2.75%, 04/30/27	169,300	158,665,844
2.75%, 07/31/27	119,500	111,723,165
2.75%, 02/15/28	253,702	235,427,528
2.75%, 05/31/29	285,900	261,821,859
2.75%, 08/15/32	275,750	246,925,508
2.75%, 08/15/42	106,523	82,322,306
2.75%, 11/15/42	118,580	91,343,656
2.75%, 08/15/47	219,000	164,250,000
2.75%, 11/15/47	89,500	67,138,984
2.88%, 11/30/23	170,200	167,028,696
2.88%, 04/30/25	48,000	46,200,000
2.88%, 05/31/25	146,800	141,054,157
2.88%, 06/15/25	277,400	266,672,423
2.88%, 07/31/25	183,900	176,457,797
2.88%, 11/30/25	80,400	76,838,532
2.88%, 05/15/28	252,994	235,482,072
2.88%, 08/15/28	219,930	204,277,171
2.88%, 04/30/29	176,320	162,820,500
2.88%, 05/15/32	469,500	425,631,094
2.88%, 05/15/43	90,184	70,653,528
2.88%, 08/15/45	153,125	117,906,250
2.88%, 11/15/46	54,000	41,520,938
2.88%, 05/15/49	42,000	32,700,938
2.88%, 05/15/52	189,000	146,770,312
3.00%, 06/30/24	249,620	243,106,478
3.00%, 07/31/24	294,400	286,557,001
3.00%, 07/15/25	73,880	71,161,447
3.00%, 09/30/25	173,100	166,338,281
3.00%, 10/31/25	127,600	122,476,063
3.00%, 05/15/42	43,150	34,951,500
3.00%, 11/15/44	99,727	78,846,659

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations (continued)
3.00%, 05/15/45	$121,400	$95,735,281
3.00%, 11/15/45	65,100	51,266,250
3.00%, 02/15/47	96,190	75,614,358
3.00%, 05/15/47	152,118	119,602,778
3.00%, 02/15/48	110,550	87,282,680
3.00%, 08/15/48	91,800	72,851,906
3.00%, 02/15/49	19,300	15,397,781
3.00%, 08/15/52	94,000	75,317,500
3.13%, 08/15/25	159,300	153,848,953
3.13%, 08/31/27	9,200	8,757,250
3.13%, 11/15/28	187,515	176,205,502
3.13%, 08/31/29	208,900	195,811,109
3.13%, 11/15/41	53,900	44,711,734
3.13%, 02/15/42	71,800	59,605,219
3.13%, 02/15/43	58,700	48,078,969
3.13%, 08/15/44	60,519	48,982,566
3.13%, 05/15/48	49,280	39,963,000
3.25%, 08/31/24(b)	80,700	78,865,336
3.25%, 06/30/29	145,480	137,387,675
3.25%, 05/15/42	132,100	111,727,703
3.38%, 05/15/44	84,200	71,188,469
3.38%, 11/15/48	45,550	38,909,664
3.50%, 09/15/25	76,500	74,587,500
3.50%, 02/15/39	24,000	21,780,000
3.63%, 08/15/43	89,600	79,436,000
3.63%, 02/15/44	83,950	74,085,875
3.75%, 08/15/41	52,000	47,653,125
3.75%, 11/15/43	36,600	33,031,500
3.88%, 09/30/29	120,000	117,900,000
3.88%, 08/15/40	80,516	75,622,137
4.13%, 09/30/27(b)	150,000	149,179,687
4.25%, 09/30/24(b)	200,000	198,992,188
4.25%, 05/15/39	6,040	6,008,856
4.25%, 11/15/40	28,889	28,500,804
4.38%, 10/31/24	100,000	99,795,000
4.38%, 02/15/38	32,000	32,535,000
4.38%, 11/15/39	50,933	51,307,039
4.38%, 05/15/40	32,403	32,580,204
4.38%, 05/15/41	15,949	15,963,952
4.50%, 02/15/36	27,685	28,822,680
4.50%, 05/15/38	7,000	7,208,906
4.50%, 08/15/39	50,207	51,485,710
4.63%, 02/15/40	45,950	47,730,563
4.75%, 02/15/37	21,977	23,367,732
4.75%, 02/15/41	91,158	95,872,578
5.00%, 05/15/37	53,658	58,277,618
5.25%, 11/15/28	29,377	30,776,998
5.25%, 02/15/29	60,090	63,108,584
5.50%, 08/15/28	77,000	81,589,922
6.00%, 02/15/26	9,468	9,898,498
6.13%, 08/15/29	14,600	16,194,594
6.50%, 11/15/26	26,950	29,017,570
6.63%, 02/15/27	28,800	31,272,750
6.75%, 08/15/26	14,400	15,554,250

Security	Par/ Shares (000)	Value

U.S. Government Obligations (continued)
6.88%, 08/15/25	$6,265	$6,633,069

		31,588,781,102

Total U.S. Government & Agency Obligations — 70.5% (Cost: $62,110,120,743)		53,941,286,298

Total Long-Term Investments — 99.5% (Cost: $88,950,354,539)		76,153,899,889

Short-Term Securities

Money Market Funds — 4.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.29%(i)(j)	2,949,822	2,949,231,789
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(i)(j)(k)	715,584	715,584,312

Total Short-Term Securities — 4.8% (Cost: $3,664,931,107)		3,664,816,101

Total Investments Before TBA Sales Commitments — 104.3% (Cost: $92,615,285,646)		79,818,715,990

TBA Sales Commitments(h)

Mortgage-Backed Securities — (0.4)%
Government National Mortgage Association
3.50%, 11/21/52	(28,175)	(25,214,131)
4.50%, 11/21/52	(44,175)	(41,862,715)
Uniform Mortgage-Backed Securities
2.00%, 11/14/52	(36,125)	(28,459,727)
2.50%, 11/10/51	(51,575)	(42,203,214)
3.00%, 11/14/52	(151,464)	(128,708,901)
3.50%, 11/14/52	(12,800)	(11,248,867)
4.50%, 11/14/52	(65,206)	(61,161,190)

Total TBA Sales Commitments — (0.4)% (Proceeds: $(337,875,178))		(338,858,745)

Total Investments, Net of TBA Sales Commitments — 103.9% (Cost: $92,277,410,468)		79,479,857,245

Liabilities in Excess of Other Assets — (3.9)%		(2,966,462,833)

Net Assets — 100.0%		$76,513,394,412

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	All or a portion of this security is on loan.
(c)	Zero-coupon bond.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	U.S. dollar denominated security issued by foreign domiciled entity.
(h)	Represents or includes a TBA transaction.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® Core U.S. Aggregate Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Asset-Backed Securities	$—	$279,120,319	$—	$279,120,319
Collaterized Mortgage Obligations	—	827,634,272	—	827,634,272
Corporate Bonds & Notes	—	18,923,889,566	—	18,923,889,566
Foreign Government Obligations	—	1,710,692,884	—	1,710,692,884
Municipal Debt Obligations	—	471,276,550	—	471,276,550
U.S. Government & Agency Obligations	—	53,941,286,298	—	53,941,286,298
Money Market Funds	3,664,816,101	—	—	3,664,816,101

	3,664,816,101	76,153,899,889	—	79,818,715,990

Liabilities
TBA Sales Commitments	—	(338,858,745)	—	(338,858,745)

	$3,664,816,101	$75,815,041,144	$—	$79,479,857,245

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.9%
Clear Channel Outdoor Holdings Inc.
5.13%, 08/15/27 (Call 12/01/22)(a)(b)	$19,155	$17,239,500
7.50%, 06/01/29 (Call 06/01/24)(a)(b)	16,910	13,292,105
7.75%, 04/15/28 (Call 04/15/24)(a)(b)	17,083	13,940,582
Lamar Media Corp.
3.63%, 01/15/31 (Call 01/15/26)(b)	8,057	6,566,455
3.75%, 02/15/28 (Call 02/15/23)(b)	9,343	8,175,125
4.00%, 02/15/30 (Call 02/15/25)(b)	8,667	7,373,450
4.88%, 01/15/29 (Call 01/15/24)(b)	7,132	6,452,320
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.25%, 01/15/29 (Call 01/15/24)(a)(b)	7,557	6,215,633
4.63%, 03/15/30 (Call 03/15/25)(a)(b)	7,107	5,871,910
5.00%, 08/15/27 (Call 11/14/22)(a)(b)	9,456	8,534,040
6.25%, 06/15/25 (Call 12/01/22)(a)(b)	5,391	5,343,320
Stagwell Global LLC, 5.63%, 08/15/29 (Call 08/15/24)(a)(b)	18,111	15,793,698
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 12/15/22)(a)(b)	15,894	13,470,165

		128,268,303

Aerospace & Defense — 2.7%
Bombardier Inc.
6.00%, 02/15/28 (Call 02/15/24)(a)(b)	12,988	11,575,555
7.13%, 06/15/26 (Call 06/15/23)(a)	18,931	17,891,877
7.50%, 12/01/24 (Call 12/01/22)(a)(b)	4,217	4,212,264
7.50%, 03/15/25 (Call 12/01/22)(a)(b)	19,628	19,329,066
7.88%, 04/15/27 (Call 12/01/22)(a)(b)	31,275	29,700,304
Howmet Aerospace Inc.
3.00%, 01/15/29 (Call 11/15/28)(b)	12,109	10,079,289
5.13%, 10/01/24 (Call 07/01/24)(b)	15,177	14,987,288
6.88%, 05/01/25 (Call 04/01/25)(b)	9,226	9,430,909
Rolls-Royce PLC
3.63%, 10/14/25 (Call 07/14/25)(a)	13,458	11,872,646
5.75%, 10/15/27 (Call 07/15/27)(a)	18,398	16,677,051
Spirit AeroSystems Inc.
4.60%, 06/15/28 (Call 03/15/28)(b)	11,986	8,584,373
5.50%, 01/15/25 (Call 12/01/22)(a)(b)	5,921	5,700,443
7.50%, 04/15/25 (Call 12/01/22)(a)	18,434	17,973,150
TransDigm Inc.
4.63%, 01/15/29 (Call 01/15/24)(b)	18,927	16,154,573
4.88%, 05/01/29 (Call 05/01/24)(b)	12,542	10,692,055
5.50%, 11/15/27 (Call 12/01/22)(b)	43,314	39,253,313
6.25%, 03/15/26 (Call 12/01/22)(a)	68,936	68,010,534
6.38%, 06/15/26 (Call 12/01/22)(b)	14,616	14,092,747
7.50%, 03/15/27 (Call 12/01/22)(b)	8,361	8,256,488
8.00%, 12/15/25 (Call 12/01/22)(a)	15,368	15,636,940
TransDigm UK Holdings PLC, 6.88%, 05/15/26 (Call 12/01/22)	8,339	8,145,223
Triumph Group Inc.
6.25%, 09/15/24 (Call 12/01/22)(a)	9,124	8,451,105
7.75%, 08/15/25 (Call 12/01/22)(b)	8,918	6,756,723
8.88%, 06/01/24 (Call 02/01/23)(a)	6,236	6,303,099

		379,767,015

Agriculture — 0.3%
Darling Ingredients Inc.
5.25%, 04/15/27 (Call 11/14/22)(a)(b)	6,131	5,914,116
6.00%, 06/15/30 (Call 06/15/25)(a)(b)	17,919	17,247,038

Security	Par (000)	Value

Agriculture (continued)
Vector Group Ltd.
5.75%, 02/01/29 (Call 02/01/24)(a)	$12,524	$10,958,500
10.50%, 11/01/26 (Call 12/01/22)(a)(b)	7,603	7,502,260

		41,621,914

Airlines — 2.0%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(a)	18,710	16,495,236
American Airlines Group Inc., 3.75%, 03/01/25(a)(b)	9,634	8,448,440
American Airlines Inc., 11.75%, 07/15/25(a)(b)	40,197	44,016,016
American Airlines Inc./AAdvantage Loyalty IP Ltd.
5.50%, 04/20/26(a)	52,683	50,048,850
5.75%, 04/20/29(a)	48,028	43,705,087
Delta Air Lines Inc.
2.90%, 10/28/24 (Call 09/28/24)(b)	15,037	14,192,791
3.75%, 10/28/29 (Call 07/28/29)(b)	9,272	7,650,129
4.38%, 04/19/28 (Call 01/19/28)(b)	8,865	7,866,801
7.38%, 01/15/26 (Call 12/15/25)(b)	13,539	13,830,089
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(a)	18,996	17,548,928
United Airlines Inc.
4.38%, 04/15/26 (Call 10/15/25)(a)	29,998	27,410,786
4.63%, 04/15/29 (Call 10/15/28)(a)	32,762	28,093,415

		279,306,568

Apparel — 0.2%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(a)(b)	12,546	12,172,846
4.88%, 05/15/26 (Call 02/15/26)(a)(b)	15,381	14,112,067

		26,284,913

Auto Manufacturers — 3.1%
Allison Transmission Inc.
3.75%, 01/30/31 (Call 01/30/26)(a)(b)	16,595	13,213,082
4.75%, 10/01/27 (Call 11/14/22)(a)	6,923	6,360,513
5.88%, 06/01/29 (Call 06/01/24)(a)(b)	8,297	7,736,952
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(a)(b)	18,263	17,532,480
Ford Motor Co.
3.25%, 02/12/32 (Call 11/12/31)(b)	33,537	25,141,532
4.35%, 12/08/26 (Call 09/08/26)(b)	19,795	18,454,720
6.10%, 08/19/32 (Call 05/19/32)(b)	25,781	23,654,067
9.63%, 04/22/30 (Call 01/22/30)(b)	5,658	6,329,565
Ford Motor Credit Co. LLC
2.30%, 02/10/25 (Call 01/10/25)(b)	15,030	13,594,635
2.70%, 08/10/26 (Call 07/10/26)(b)	20,567	17,743,768
2.90%, 02/16/28 (Call 12/16/27)(b)	10,641	8,649,710
2.90%, 02/10/29 (Call 12/10/28)	11,458	8,980,207
3.35%, 11/01/22	713	713,000
3.37%, 11/17/23	4,991	4,828,793
3.38%, 11/13/25 (Call 10/13/25)(b)	29,492	26,786,994
3.63%, 06/17/31 (Call 03/17/31)(b)	13,962	10,833,761
3.66%, 09/08/24	10,288	9,773,600
3.81%, 01/09/24 (Call 11/09/23)	5,605	5,431,714
3.82%, 11/02/27 (Call 08/02/27)	10,608	9,135,256
4.00%, 11/13/30 (Call 08/13/30)	21,099	17,094,410
4.06%, 11/01/24 (Call 10/01/24)(b)	17,949	17,206,809
4.13%, 08/04/25	17,345	16,130,850
4.13%, 08/17/27 (Call 06/17/27)	16,689	14,825,673
4.27%, 01/09/27 (Call 11/09/26)	11,270	10,199,350
4.39%, 01/08/26	15,099	14,027,531
4.54%, 08/01/26 (Call 06/01/26)	9,604	8,839,522

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
4.69%, 06/09/25 (Call 04/09/25)	$7,746	$7,339,335
4.95%, 05/28/27 (Call 04/28/27)	21,304	19,517,856
5.11%, 05/03/29 (Call 02/03/29)(b)	22,129	19,783,326
5.13%, 06/16/25 (Call 05/16/25)(b)	22,646	21,848,861
5.58%, 03/18/24 (Call 02/18/24)	18,152	17,929,832
Jaguar Land Rover Automotive PLC
4.50%, 10/01/27 (Call 07/01/27)(a)(b)	7,092	5,123,970
5.50%, 07/15/29 (Call 07/15/24)(a)	7,204	5,068,914
5.88%, 01/15/28 (Call 01/15/24)(a)	10,439	7,730,079
7.75%, 10/15/25 (Call 12/01/22)(a)	11,607	10,727,538

		448,288,205

Auto Parts & Equipment — 1.5%
American Axle & Manufacturing Inc.
5.00%, 10/01/29 (Call 10/01/24)(b)	8,877	7,226,655
6.25%, 03/15/26 (Call 11/14/22)(b)	475	451,233
6.50%, 04/01/27 (Call 12/01/22)(b)	8,533	7,867,448
6.88%, 07/01/28 (Call 07/01/23)(b)	6,938	6,295,416
Clarios Global LP, 6.75%, 05/15/25 (Call 12/01/22)(a)(b)	8,788	8,762,691
Clarios Global LP/Clarios US Finance Co.
6.25%, 05/15/26 (Call 12/01/22)(a)(b)	14,510	14,081,835
8.50%, 05/15/27 (Call 12/01/22)(a)(b)	33,014	32,415,621
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 12/01/22)(a)	8,273	8,065,248
Dana Inc.
4.25%, 09/01/30 (Call 05/01/26)(b)	6,497	5,190,063
5.38%, 11/15/27 (Call 11/15/22)(b)	5,757	5,256,141
5.63%, 06/15/28 (Call 06/15/23)(b)	6,081	5,503,305
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(b)	12,994	11,823,148
5.00%, 05/31/26 (Call 12/01/22)(b)	15,183	14,573,403
5.00%, 07/15/29 (Call 04/15/29)(b)	13,361	11,575,022
5.25%, 04/30/31 (Call 01/30/31)(b)	10,433	8,786,919
5.25%, 07/15/31 (Call 04/15/31)(b)	10,447	8,758,939
5.63%, 04/30/33 (Call 01/30/33)(b)	5,070	4,239,968
9.50%, 05/31/25 (Call 11/16/22)	6,783	7,067,809
Tenneco Inc.
5.00%, 07/15/26 (Call 11/07/22)(b)	7,043	7,016,589
5.13%, 04/15/29 (Call 04/15/24)(a)(b)	10,777	10,713,685
7.88%, 01/15/29 (Call 01/15/24)(a)(b)	6,227	6,219,995
ZF North America Capital Inc., 4.75%, 04/29/25(a)	18,878	17,769,201

		209,660,334

Banks — 1.1%
Commerzbank AG, 8.13%, 09/19/23(a)	996	993,417
Deutsche Bank AG, 4.50%, 04/01/25(b)	8,664	8,058,040
Deutsche Bank AG/New York NY
3.73%, 01/14/32 (Call 10/14/30), (SOFR + 2.757%)(b)(c)	12,830	9,020,968
3.74%, 01/07/33 (Call 10/07/31), (SOFR + 2.257%)(b)(c)	6,365	4,309,719
4.88%, 12/01/32 (Call 12/01/27)(b)(c)	5,298	4,219,319
5.88%, 07/08/31 (Call 04/08/30), (SOFR + 5.438%)(b)(c)	5,595	4,600,715
Fifth Third Bancorp., Series H, 5.10%, (Call 06/30/23)(b)(c)(d)	282	257,012
Freedom Mortgage Corp.
6.63%, 01/15/27 (Call 01/15/24)(a)(b)	10,585	7,837,311
7.63%, 05/01/26 (Call 05/01/23)(a)	9,323	7,350,533
8.13%, 11/15/24 (Call 12/01/22)(a)	6,858	6,042,789
8.25%, 04/15/25 (Call 12/01/22)(a)(b)	8,650	7,418,298

Security	Par (000)	Value

Banks (continued)
Intesa Sanpaolo SpA
4.20%, 06/01/32 (Call 06/01/31)(a)(c)	$11,730	$7,997,539
5.02%, 06/26/24(a)	29,452	28,143,215
5.71%, 01/15/26(a)(b)	22,349	20,611,329
UniCredit SpA
5.46%, 06/30/35 (Call 06/30/30)(a)(b)(c)	19,832	14,679,274
5.86%, 06/19/32 (Call 06/19/27)(a)(b)(c)	14,982	12,425,418
7.30%, 04/02/34 (Call 04/02/29)(a)(b)(c)	16,526	14,312,699

		158,277,595

Building Materials — 1.1%
Builders FirstSource Inc.
4.25%, 02/01/32 (Call 08/01/26)(a)(b)	20,578	16,279,770
5.00%, 03/01/30 (Call 03/01/25)(a)	8,533	7,341,111
6.38%, 06/15/32 (Call 06/15/27)(a)(b)	11,409	10,491,945
Camelot Return Merger Sub Inc., 8.75%, 08/01/28 (Call 08/01/24)(a)	11,341	9,441,382
Cornerstone Building Brands Inc., 6.13%, 01/15/29 (Call 09/15/23)(a)(b)	7,737	4,835,625
Griffon Corp., 5.75%, 03/01/28 (Call 03/01/23)(b)	18,120	16,598,282
Jeld-Wen Inc.
4.63%, 12/15/25 (Call 12/01/22)(a)(b)	7,772	6,467,554
4.88%, 12/15/27 (Call 12/15/22)(a)(b)	6,113	4,559,564
SRM Escrow Issuer LLC, 6.00%, 11/01/28 (Call 11/01/23)(a)	16,949	14,308,588
Standard Industries Inc./NJ
3.38%, 01/15/31 (Call 07/15/25)(a)	16,806	12,569,123
4.38%, 07/15/30 (Call 07/15/25)(a)(b)	26,478	21,407,993
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	14,458	12,675,329
5.00%, 02/15/27 (Call 12/01/22)(a)(b)	12,038	10,952,998
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (Call 07/15/23)(a)	12,140	11,131,166

		159,060,430

Chemicals — 1.8%
ASP Unifrax Holdings Inc
5.25%, 09/30/28 (Call 09/30/24)(a)(b)	13,176	10,536,042
7.50%, 09/30/29 (Call 09/30/24)(a)(b)	6,199	4,183,292
Avient Corp.
5.75%, 05/15/25 (Call 12/01/22)(a)(b)	10,465	10,199,887
7.13%, 08/01/30 (Call 08/01/25)(a)	11,524	11,021,784
Axalta Coating Systems LLC, 3.38%, 02/15/29 (Call 02/15/24)(a)(b)	11,082	9,152,693
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (Call 06/15/23)(a)(b)	7,943	7,256,483
Chemours Co. (The)
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	10,811	8,432,580
5.38%, 05/15/27 (Call 02/15/27)(b)	7,401	6,622,045
5.75%, 11/15/28 (Call 11/15/23)(a)(b)	13,315	11,311,092
Methanex Corp.
5.13%, 10/15/27 (Call 04/15/27)(b)	10,728	9,783,936
5.25%, 12/15/29 (Call 09/15/29)(b)	11,973	10,285,713
NOVA Chemicals Corp.
4.25%, 05/15/29 (Call 05/15/24)(a)(b)	8,294	6,739,704
4.88%, 06/01/24 (Call 03/03/24)(a)(b)	13,723	13,298,874
5.00%, 05/01/25 (Call 01/31/25)(a)(b)	7,234	6,872,300
5.25%, 06/01/27 (Call 03/03/27)(a)(b)	18,956	16,965,620
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)(b)	8,267	7,481,635
5.13%, 09/15/27 (Call 12/01/22)	6,170	5,784,375

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
5.63%, 08/01/29 (Call 08/01/24)(b)	$10,487	$9,855,683
Olympus Water U.S. Holding Corp.
4.25%, 10/01/28 (Call 10/01/24)(a)(b)	13,407	10,836,208
6.25%, 10/01/29 (Call 10/01/24)(a)(b)	5,501	3,817,529
SCIH Salt Holdings Inc.
4.88%, 05/01/28 (Call 05/01/24)(a)(b)	16,272	14,120,842
6.63%, 05/01/29 (Call 05/01/24)(a)(b)	10,348	8,399,048
Tronox Inc., 4.63%, 03/15/29 (Call 03/15/24)(a)(b)	16,541	12,746,577
Valvoline Inc.
3.63%, 06/15/31 (Call 06/15/26)(a)	8,373	6,606,297
4.25%, 02/15/30 (Call 02/15/25)(a)(b)	5,897	5,698,016
WR Grace Holdings LLC
4.88%, 06/15/27 (Call 06/15/23)(a)(b)	12,300	10,762,500
5.63%, 08/15/29 (Call 08/15/24)(a)(b)	16,890	13,055,632

		251,826,387

Commercial Services — 4.0%
ADT Security Corp. (The), 4.13%, 08/01/29 (Call 08/01/28)(a)(b)	14,987	12,845,770
Albion Financing 1 SARL/Aggreko Holdings Inc.
6.13%, 10/15/26 (Call 10/15/23)(a)	7,379	6,242,634
8.75%, 04/15/27 (Call 10/15/23)(a)(b)	7,787	6,696,041
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.00%, 06/01/29 (Call 06/01/24)(a)(b)	14,297	10,022,197
6.63%, 07/15/26 (Call 12/01/22)(a)	29,757	28,455,131
9.75%, 07/15/27 (Call 12/01/22)(a)(b)	16,727	14,542,621
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/28 (Call 06/01/24)(a)(b)	32,203	26,801,326
APX Group Inc.
5.75%, 07/15/29 (Call 07/15/24)(a)(b)	12,298	9,717,757
6.75%, 02/15/27 (Call 02/15/23)(a)(b)	11,233	10,797,721
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
4.75%, 04/01/28 (Call 04/01/24)(a)(b)	9,938	8,639,369
5.38%, 03/01/29 (Call 03/01/24)(a)(b)	9,418	8,231,332
5.75%, 07/15/27 (Call 12/01/22)(a)(b)	3,866	3,525,792
Block Inc.
2.75%, 06/01/26 (Call 05/01/26)(b)	15,563	13,929,055
3.50%, 06/01/31 (Call 03/01/31)(b)	16,509	13,286,993
Brink’s Co. (The)
4.63%, 10/15/27 (Call 12/01/22)(a)(b)	10,675	9,805,254
5.50%, 07/15/25 (Call 12/01/22)(a)	6,842	6,651,177
Garda World Security Corp.
4.63%, 02/15/27 (Call 02/15/23)(a)(b)	9,461	8,441,046
6.00%, 06/01/29 (Call 06/01/24)(a)(b)	8,241	6,426,332
9.50%, 11/01/27 (Call 12/01/22)(a)	9,072	8,192,016
Gartner Inc.
3.63%, 06/15/29 (Call 06/15/24)(a)(b)	9,159	7,891,051
3.75%, 10/01/30 (Call 10/01/25)(a)(b)	14,644	12,372,716
4.50%, 07/01/28 (Call 07/01/23)(a)(b)	13,096	12,049,411
Grand Canyon University
4.13%, 10/01/24(b)	7,048	6,607,500
5.13%, 10/01/28 (Call 08/01/28)(b)	5,641	5,102,284
Herc Holdings Inc., 5.50%, 07/15/27
(Call 12/01/22)(a)(b)	19,560	18,508,650
Hertz Corp. (The)
4.63%, 12/01/26 (Call 12/01/23)(a)	8,592	7,310,360
5.00%, 12/01/29 (Call 12/01/24)(a)(b)	14,954	11,910,487
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (Call 09/01/24)(a)(b)	16,505	14,196,830

Security	Par (000)	Value

Commercial Services (continued)
5.75%, 11/01/28 (Call 11/01/23)(a)(b)	$20,528	$15,857,880
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 11/16/22)(a)(b)	6,276	6,263,636
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(a)(b)	15,156	13,162,759
5.25%, 04/15/24(a)(b)	8,732	8,644,243
5.75%, 04/15/26(a)	21,600	21,065,817
6.25%, 01/15/28 (Call 01/15/23)(a)(b)	21,142	19,567,048
Ritchie Bros. Auctioneers Inc., 5.38%, 01/15/25 (Call 12/01/22)(a)(b)	382	376,808
RR Donnelley & Sons Co., 6.13%, 11/01/26 (Call 11/01/23)(a)	716	582,134
Sabre GLBL Inc.
7.38%, 09/01/25 (Call 12/01/22)(a)(b)	12,037	11,062,003
9.25%, 04/15/25 (Call 03/16/25)(a)	12,447	12,121,414
Service Corp. International/U.S.
3.38%, 08/15/30 (Call 08/15/25)	13,812	10,983,993
4.00%, 05/15/31 (Call 05/15/26)(b)	11,800	9,826,121
4.63%, 12/15/27 (Call 12/15/22)(b)	7,536	7,002,710
5.13%, 06/01/29 (Call 06/01/24)(b)	10,847	10,029,860
Sotheby’s, 7.38%, 10/15/27 (Call 11/14/22)(a)(b)	13,224	12,794,220
United Rentals North America Inc.
3.75%, 01/15/32 (Call 07/15/26)(b)	11,656	9,391,205
3.88%, 02/15/31 (Call 08/15/25)(b)	17,467	14,465,588
4.00%, 07/15/30 (Call 07/15/25)(b)	11,534	9,832,850
4.88%, 01/15/28 (Call 01/15/23)(b)	24,788	23,052,840
5.25%, 01/15/30 (Call 01/15/25)(b)	12,854	11,922,085
5.50%, 05/15/27 (Call 12/01/22)(b)	6,437	6,256,700
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 12/01/22)(a)	17,685	17,732,484
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 08/15/23)(a)(b)	9,108	8,229,472

		569,422,723

Computers — 1.2%
Booz Allen Hamilton Inc.
3.88%, 09/01/28 (Call 09/01/23)(a)(b)	10,764	9,483,945
4.00%, 07/01/29 (Call 07/01/24)(a)	7,629	6,702,662
Condor Merger Sub Inc., 7.38%, 02/15/30 (Call 02/15/25)(a)(b)	32,706	26,979,180
Diebold Nixdorf Inc.
8.50%, 04/15/24 (Call 12/01/22)(b)	5,195	2,656,755
9.38%, 07/15/25 (Call 11/16/22)(a)(b)	9,868	7,374,356
Exela Intermediate LLC/Exela Finance Inc., 11.50%, 07/15/26 (Call 12/01/22)(a)(b)	9,846	2,699,951
NCR Corp.
5.00%, 10/01/28 (Call 10/01/23)(a)(b)	9,816	8,319,060
5.13%, 04/15/29 (Call 04/15/24)(a)(b)	19,355	16,232,773
5.25%, 10/01/30 (Call 10/01/25)(a)	7,808	6,308,585
5.75%, 09/01/27 (Call 11/14/22)(a)(b)	5,110	4,931,150
6.13%, 09/01/29 (Call 09/01/24)(a)(b)	6,350	6,080,347
Presidio Holdings Inc.
4.88%, 02/01/27 (Call 02/01/23)(a)(b)	7,484	6,910,726
8.25%, 02/01/28 (Call 02/01/23)(a)(b)	9,811	8,731,790
Seagate HDD Cayman
3.13%, 07/15/29 (Call 01/15/24)	7,446	5,517,858
3.38%, 07/15/31 (Call 01/15/26)(b)	8,284	5,912,705
4.09%, 06/01/29 (Call 03/01/29)	8,187	6,561,321
4.13%, 01/15/31 (Call 10/15/30)	9,039	6,797,328
4.75%, 01/01/25(b)	6,160	5,923,148

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
4.88%, 03/01/24 (Call 01/01/24)	$3,699	$3,625,082
4.88%, 06/01/27 (Call 03/01/27)(b)	7,044	6,498,090
Vericast Corp., 11.00%, 09/15/26 (Call 09/15/23)(a)(b)	20,434	20,000,151

		174,246,963

Cosmetics & Personal Care — 0.3%
Coty Inc.
5.00%, 04/15/26 (Call 04/15/23)(a)	15,174	14,292,763
6.50%, 04/15/26 (Call 12/01/22)(a)(b)	7,581	7,219,386
Coty Inc./HFC Prestige Products Inc./HFC Prestige International U.S. LLC, 4.75%, 01/15/29 (Call 01/15/25)(a)(b)	6,473	5,609,178
Edgewell Personal Care Co.
4.13%, 04/01/29 (Call 04/01/24)(a)(b)	6,541	5,579,473
5.50%, 06/01/28 (Call 06/01/23)(a)(b)	12,923	12,154,469

		44,855,269

Distribution & Wholesale — 0.3%
American Builders & Contractors Supply Co. Inc.
3.88%, 11/15/29 (Call 11/15/24)(a)(b)	5,690	4,673,766
4.00%, 01/15/28 (Call 01/15/23)(a)	10,471	9,240,553
H&E Equipment Services Inc., 3.88%, 12/15/28 (Call 12/15/23)(a)	18,210	15,387,450
Wesco Aircraft Holdings Inc.
8.50%, 11/15/24 (Call 12/01/22)(a)	9,609	5,049,930
9.00%, 11/15/26 (Call 12/01/22)(a)(b)	13,712	8,660,499

		43,012,198

Diversified Financial Services — 3.5%
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24)(b)(c)	11,996	10,772,308
AG Issuer LLC, 6.25%, 03/01/28 (Call 03/01/23)(a)(b)	8,455	7,919,645
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/27 (Call 09/30/24)(a)	6,998	7,024,243
Ally Financial Inc., 5.75%, 11/20/25 (Call 10/21/25)(b)	15,594	15,094,992
Coinbase Global Inc.
3.38%, 10/01/28 (Call 10/01/24)(a)(b)	15,134	9,969,645
3.63%, 10/01/31 (Call 10/01/26)(a)(b)	16,219	9,628,491
Curo Group Holdings Corp., 7.50%, 08/01/28 (Call 08/01/24)(a)(b)	14,449	8,524,910
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (Call 08/15/24)(a)	16,538	12,982,826
LD Holdings Group LLC
6.13%, 04/01/28 (Call 04/01/24)(a)(b)	7,289	4,081,840
6.50%, 11/01/25 (Call 12/01/22)(a)(b)	8,158	5,547,440
LPL Holdings Inc.
4.00%, 03/15/29 (Call 03/15/24)(a)(b)	14,023	12,240,116
4.38%, 05/15/31 (Call 05/15/26)(a)(b)	6,274	5,475,257
4.63%, 11/15/27 (Call 12/01/22)(a)	5,903	5,462,985
Midcap Financial Issuer Trust
5.63%, 01/15/30 (Call 01/15/25)(a)(b)	7,098	5,465,460
6.50%, 05/01/28 (Call 05/01/24)(a)	14,705	12,504,817
Nationstar Mortgage Holdings Inc.
5.13%, 12/15/30 (Call 12/15/25)(a)	9,712	7,307,256
5.50%, 08/15/28 (Call 08/15/23)(a)	13,689	11,101,505
5.75%, 11/15/31 (Call 11/15/26)(a)	10,085	7,733,063
6.00%, 01/15/27 (Call 01/15/23)(a)(b)	10,580	9,422,482
Navient Corp.
4.88%, 03/15/28 (Call 06/15/27)	9,545	7,611,879
5.00%, 03/15/27 (Call 09/15/26)(b)	10,727	9,081,283
5.50%, 03/15/29 (Call 06/15/28)(b)	10,963	8,758,615
5.88%, 10/25/24	6,744	6,558,506

Security	Par (000)	Value

Diversified Financial Services (continued)
6.13%, 03/25/24(b)	$12,694	$12,518,466
6.75%, 06/25/25	6,813	6,505,461
6.75%, 06/15/26	10,516	9,916,062
7.25%, 09/25/23	331	331,430
NFP Corp.
4.88%, 08/15/28 (Call 08/15/23)(a)(b)	8,882	7,733,868
6.88%, 08/15/28 (Call 08/15/23)(a)(b)	32,994	28,297,222
OneMain Finance Corp.
3.50%, 01/15/27 (Call 01/15/24)(b)	11,116	9,123,568
3.88%, 09/15/28 (Call 09/15/24)	10,344	8,079,647
4.00%, 09/15/30 (Call 09/15/25)(b)	13,140	9,920,700
5.38%, 11/15/29 (Call 05/15/29)(b)	11,475	9,409,500
6.13%, 03/15/24 (Call 09/15/23)	19,101	18,647,414
6.63%, 01/15/28 (Call 07/15/27)(b)	11,963	10,885,134
6.88%, 03/15/25	18,239	17,691,830
7.13%, 03/15/26(b)	25,921	24,961,923
PennyMac Financial Services Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)(b)	10,935	8,255,925
5.38%, 10/15/25 (Call 12/01/22)(a)	9,696	8,762,760
5.75%, 09/15/31 (Call 09/15/26)(a)	7,718	5,883,808
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)(b)	420	399,541
6.63%, 03/15/25 (Call 09/15/24)	391	385,213
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc.
2.88%, 10/15/26 (Call 10/15/23)(a)(b)	18,288	15,293,340
3.63%, 03/01/29 (Call 03/01/24)(a)(b)	11,266	8,731,150
3.88%, 03/01/31 (Call 03/01/26)(a)(b)	21,742	16,208,298
4.00%, 10/15/33 (Call 10/15/27)(a)	12,683	8,838,022
SLM Corp.
3.13%, 11/02/26 (Call 10/02/26)(b)	7,262	6,369,282
4.20%, 10/29/25 (Call 09/29/25)	7,156	6,638,979
United Wholesale Mortgage LLC
5.50%, 11/15/25 (Call 12/01/22)(a)(b)	12,924	11,683,942
5.50%, 04/15/29 (Call 04/15/24)(a)(b)	10,162	7,709,401
5.75%, 06/15/27 (Call 06/15/24)(a)(b)	7,619	6,243,771
VistaJet Malta Finance PLC/XO Management Holding Inc.
6.38%, 02/01/30 (Call 02/01/25)(a)(b)	15,822	13,211,370
7.88%, 05/01/27 (Call 05/01/24)(a)(b)	6,327	5,732,227

		504,638,818

Electric — 2.5%
Calpine Corp.
3.75%, 03/01/31 (Call 03/01/26)(a)(b)	14,007	11,498,486
4.50%, 02/15/28 (Call 02/15/23)(a)	20,429	18,360,564
4.63%, 02/01/29 (Call 02/01/24)(a)(b)	9,505	7,950,932
5.00%, 02/01/31 (Call 02/01/26)(a)(b)	13,713	11,555,945
5.13%, 03/15/28 (Call 03/15/23)(a)(b)	22,648	20,041,677
5.25%, 06/01/26 (Call 12/01/22)(a)(b)	7,426	7,072,894
Clearway Energy Operating LLC
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	15,086	12,540,237
4.75%, 03/15/28 (Call 03/15/23)(a)(b)	13,344	12,367,419
DPL Inc.
4.13%, 07/01/25 (Call 04/01/25)	6,303	5,940,578
4.35%, 04/15/29 (Call 01/15/29)(b)	6,491	5,549,805
Electricite de France SA
5.25%, (Call 01/29/23)(a)(c)(d)	265	247,272
5.63%, (Call 01/22/24)(a)(b)(c)(d)	20,136	17,741,715
Emera Inc., Series 16-A, 6.75%, 06/15/76
(Call 06/15/26)(b)(c)	17,600	16,362,134

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
FirstEnergy Corp.
2.65%, 03/01/30 (Call 12/01/29)(b)	$9,037	$7,276,057
Series B, 2.25%, 09/01/30 (Call 06/01/30)(b)	9,131	6,990,658
Series B, 4.15%, 07/15/27 (Call 04/15/27)	21,390	20,087,563
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(a)(b)	8,621	7,988,111
4.25%, 07/15/24 (Call 04/15/24)(a)(b)	5,863	5,693,552
4.25%, 09/15/24 (Call 07/15/24)(a)	593	557,238
4.50%, 09/15/27 (Call 06/15/27)(a)(b)	8,512	7,919,086
NRG Energy Inc.
3.38%, 02/15/29 (Call 02/15/24)(a)(b)	7,147	5,988,829
3.63%, 02/15/31 (Call 02/15/26)(a)(b)	16,149	12,850,888
3.88%, 02/15/32 (Call 02/15/27)(a)(b)	17,125	13,538,169
5.25%, 06/15/29 (Call 06/15/24)(a)(b)	10,803	9,776,715
5.75%, 01/15/28 (Call 01/15/23)(b)	13,344	12,701,820
PG&E Corp.
5.00%, 07/01/28 (Call 07/01/23)(b)	13,893	12,523,150
5.25%, 07/01/30 (Call 07/01/25)(b)	16,838	14,936,821
Vistra Operations Co. LLC
4.38%, 05/01/29 (Call 05/01/24)(a)	19,098	16,380,546
5.00%, 07/31/27 (Call 11/14/22)(a)(b)	19,774	18,244,811
5.50%, 09/01/26 (Call 11/14/22)(a)(b)	14,841	14,223,450
5.63%, 02/15/27 (Call 11/14/22)(a)(b)	20,506	19,547,960

		354,455,082

Electrical Components & Equipment — 0.5%
Energizer Holdings Inc.
4.38%, 03/31/29 (Call 09/30/23)(a)(b)	11,888	9,614,420
4.75%, 06/15/28 (Call 06/15/23)(a)	10,420	8,620,360
WESCO Distribution Inc.
7.13%, 06/15/25 (Call 12/01/22)(a)(b)	27,420	27,685,974
7.25%, 06/15/28 (Call 06/15/23)(a)(b)	18,462	18,759,238

		64,679,992

Electronics — 0.6%
Imola Merger Corp., 4.75%, 05/15/29 (Call 05/15/24)(a)(b)	32,985	28,449,563
Sensata Technologies BV
4.00%, 04/15/29 (Call 04/15/24)(a)(b)	17,049	14,372,094
5.00%, 10/01/25(a)(b)	9,894	9,607,965
5.63%, 11/01/24(a)(b)	6,435	6,412,441
5.88%, 09/01/30 (Call 09/01/25)(a)(b)	7,749	7,315,490
Sensata Technologies Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	12,841	10,224,646
4.38%, 02/15/30 (Call 11/15/29)(a)	7,401	6,346,843

		82,729,042

Energy - Alternate Sources — 0.1%
TerraForm Power Operating LLC
4.75%, 01/15/30 (Call 01/15/25)(a)(b)	11,736	10,499,913
5.00%, 01/31/28 (Call 07/31/27)(a)	10,463	9,741,942

		20,241,855

Engineering & Construction — 0.1%
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 12/01/22)(a)(b)	14,856	10,696,320

Entertainment — 2.9%
AMC Entertainment Holdings Inc., 7.50%, 02/15/29 (Call 02/15/25)(a)(b)	14,522	9,983,875
Caesars Entertainment Inc.
4.63%, 10/15/29 (Call 10/15/24)(a)(b)	19,161	15,328,800
6.25%, 07/01/25 (Call 11/14/22)(a)	52,943	51,685,604

Security	Par (000)	Value

Entertainment (continued)
8.13%, 07/01/27 (Call 07/01/23)(a)(b)	$27,942	$27,157,296
Caesars Resort Collection LLC/CRC Finco Inc., 5.75%, 07/01/25 (Call 11/14/22)(a)(b)	15,239	14,858,787
CDI Escrow Issuer Inc., 5.75%, 04/01/30 (Call 04/01/25)(a)	19,966	17,938,828
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(b)	8,141	7,164,080
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (Call 12/01/22)(b)	6,089	5,750,299
5.50%, 05/01/25 (Call 12/01/22)(a)(b)	11,651	11,578,181
Churchill Downs Inc.
4.75%, 01/15/28 (Call 01/15/23)(a)	13,753	12,097,826
5.50%, 04/01/27 (Call 12/01/22)(a)(b)	8,244	7,879,450
Cinemark USA Inc.
5.25%, 07/15/28 (Call 07/15/24)(a)(b)	10,599	8,134,839
5.88%, 03/15/26 (Call 03/15/23)(a)(b)	6,486	5,447,591
International Game Technology PLC
4.13%, 04/15/26 (Call 04/15/23)(a)(b)	12,723	11,804,823
5.25%, 01/15/29 (Call 01/15/24)(a)(b)	11,924	11,063,087
6.25%, 01/15/27 (Call 07/15/26)(a)(b)	11,836	11,726,635
6.50%, 02/15/25 (Call 08/15/24)(a)(b)	7,156	7,162,011
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (Call 04/15/24)(a)(b)	330	250,467
Live Nation Entertainment Inc.
3.75%, 01/15/28 (Call 01/15/24)(a)(b)	7,253	6,335,224
4.75%, 10/15/27 (Call 12/01/22)(a)(b)	14,333	12,756,370
4.88%, 11/01/24 (Call 12/01/22)(a)(b)	6,043	5,869,264
6.50%, 05/15/27 (Call 05/15/23)(a)(b)	17,867	17,777,665
Mohegan Gaming & Entertainment
7.88%, 10/15/24 (Call 11/16/22)(a)(b)	2,213	2,227,523
8.00%, 02/01/26 (Call 02/01/23)(a)(b)	19,833	16,722,789
Odeon Finco PLC, 12.75%, 11/01/27(b)	6,925	6,189,219
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.63%, 09/01/29 (Call 09/01/24)(a)(b)	11,400	8,435,082
5.88%, 09/01/31 (Call 09/01/26)(a)(b)	12,011	8,620,295
Resorts World Las Vegas LLC/RWLV Capital Inc., 4.63%, 04/16/29 (Call 01/16/29)(a)(b)	15,686	11,589,866
Scientific Games International Inc.
7.00%, 05/15/28 (Call 05/15/23)(a)	10,683	10,298,412
7.25%, 11/15/29 (Call 11/15/24)(a)(b)	7,883	7,622,467
8.63%, 07/01/25 (Call 12/01/22)(a)(b)	5,326	5,495,354
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 12/01/22)(a)(b)	11,869	11,489,647
5.50%, 04/15/27 (Call 12/01/22)(a)(b)	8,604	7,743,600
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 12/01/22)(a)(b)	278	279,738
WMG Acquisition Corp.
3.00%, 02/15/31 (Call 02/15/26)(a)	12,388	9,724,031
3.75%, 12/01/29 (Call 12/01/24)(a)(b)	8,908	7,462,677
3.88%, 07/15/30 (Call 07/15/25)(a)(b)	7,928	6,728,890
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13%, 10/01/29 (Call 07/01/29)(a)(b)	11,723	9,323,302
7.75%, 04/15/25 (Call 12/01/22)(a)	8,995	8,723,441

		418,427,335

Environmental Control — 0.8%
Covanta Holding Corp.
4.88%, 12/01/29 (Call 12/01/24)(a)(b)	12,188	10,420,801
5.00%, 09/01/30 (Call 09/01/25)(b)	6,674	5,564,447

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Environmental Control (continued)
GFL Environmental Inc.
3.50%, 09/01/28 (Call 03/01/28)(a)(b)	$11,787	$9,995,730
3.75%, 08/01/25 (Call 12/01/22)(a)	10,756	10,164,420
4.00%, 08/01/28 (Call 08/01/23)(a)(b)	11,537	9,901,491
4.25%, 06/01/25 (Call 12/01/22)(a)(b)	5,259	5,009,197
4.38%, 08/15/29 (Call 08/15/24)(a)(b)	8,354	7,080,015
4.75%, 06/15/29 (Call 06/15/24)(a)(b)	11,950	10,449,827
5.13%, 12/15/26 (Call 12/15/22)(a)(b)	7,019	6,685,597
Madison IAQ LLC
4.13%, 06/30/28 (Call 06/30/24)(a)(b)	10,949	9,151,577
5.88%, 06/30/29 (Call 06/30/24)(a)(b)	16,287	11,217,108
Stericycle Inc.
3.88%, 01/15/29 (Call 11/15/23)(a)(b)	9,818	8,518,274
5.38%, 07/15/24 (Call 11/16/22)(a)(b)	5,104	5,029,820

		109,188,304

Food — 2.2%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 12/01/22)(a)	12,004	10,803,600
3.50%, 03/15/29 (Call 09/15/23)(a)	21,241	17,576,927
4.63%, 01/15/27 (Call 01/15/23)(a)	24,390	22,560,750
4.88%, 02/15/30 (Call 02/15/25)(a)(b)	16,443	14,593,162
5.88%, 02/15/28 (Call 12/01/22)(a)(b)	12,119	11,400,454
7.50%, 03/15/26 (Call 12/01/22)(a)	5,900	6,043,147
B&G Foods Inc.
5.25%, 04/01/25 (Call 12/01/22)(b)	14,773	13,437,949
5.25%, 09/15/27 (Call 12/01/22)(b)	9,011	7,562,572
Lamb Weston Holdings Inc.
4.13%, 01/31/30 (Call 01/31/25)(a)(b)	15,020	13,115,945
4.38%, 01/31/32 (Call 01/31/27)(a)	11,026	9,503,089
4.88%, 05/15/28 (Call 11/15/27)(a)(b)	7,050	6,576,549
Performance Food Group Inc.
4.25%, 08/01/29 (Call 08/01/24)(a)(b)	15,202	12,931,885
5.50%, 10/15/27 (Call 12/01/22)(a)(b)	17,043	16,105,635
Pilgrim’s Pride Corp.
3.50%, 03/01/32 (Call 09/01/26)(a)(b)	13,571	10,446,006
4.25%, 04/15/31 (Call 04/15/26)(a)(b)	16,562	13,814,497
5.88%, 09/30/27 (Call 12/01/22)(a)	14,066	13,756,488
Post Holdings Inc.
4.50%, 09/15/31 (Call 09/15/26)(a)(b)	20,935	17,299,262
4.63%, 04/15/30 (Call 04/15/25)(a)	23,459	19,852,179
5.50%, 12/15/29 (Call 12/15/24)(a)	19,188	17,244,256
5.63%, 01/15/28 (Call 12/01/22)(a)(b)	13,401	12,496,432
5.75%, 03/01/27 (Call 11/16/22)(a)(b)	8,633	8,352,427
U.S. Foods Inc.
4.63%, 06/01/30 (Call 06/01/25)(a)(b)	10,327	8,971,581
4.75%, 02/15/29 (Call 02/15/24)(a)(b)	12,567	11,154,570
6.25%, 04/15/25 (Call 12/01/22)(a)(b)	12,165	12,123,077

		307,722,439

Food Service — 0.4%
Aramark Services Inc.
5.00%, 04/01/25 (Call 12/01/22)(a)(b)	7,659	7,401,091
5.00%, 02/01/28 (Call 02/01/23)(a)(b)	16,930	15,452,011
6.38%, 05/01/25 (Call 12/01/22)(a)(b)	21,728	21,546,028
TKC Holdings Inc.
6.88%, 05/15/28 (Call 05/15/24)(a)(b)	6,449	5,372,017
10.50%, 05/15/29 (Call 05/15/24)(a)(b)	11,225	7,839,259

		57,610,406

Security	Par (000)	Value

Forest Products & Paper — 0.1%
Mercer International Inc., 5.13%, 02/01/29 (Call 02/01/24)(b)	$13,708	$11,429,045

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	9,955	9,555,406
5.63%, 05/20/24 (Call 03/20/24)(b)	7,572	7,399,646
5.75%, 05/20/27 (Call 02/20/27)	8,075	7,438,229
5.88%, 08/20/26 (Call 05/20/26)	12,104	11,326,742

		35,720,023

Health Care - Products — 1.1%
Avantor Funding Inc.
3.88%, 11/01/29 (Call 11/01/24)(a)(b)	13,528	11,447,349
4.63%, 07/15/28 (Call 07/15/23)(a)(b)	26,066	23,421,388
Hologic Inc.
3.25%, 02/15/29 (Call 09/28/23)(a)(b)	16,083	13,667,333
4.63%, 02/01/28 (Call 02/01/23)(a)(b)	7,546	7,042,933
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (Call 10/01/24)(a)	71,086	58,077,262
5.25%, 10/01/29 (Call 10/01/24)(a)(b)	40,421	31,289,662
Teleflex Inc.
4.25%, 06/01/28 (Call 06/01/23)(a)(b)	8,425	7,622,940
4.63%, 11/15/27 (Call 11/16/22)(b)	7,897	7,403,832

		159,972,699

Health Care - Services — 5.0%
Catalent Pharma Solutions Inc.
3.13%, 02/15/29 (Call 02/15/24)(a)(b)	10,815	8,852,294
3.50%, 04/01/30 (Call 04/01/25)(a)(b)	10,426	8,418,995
5.00%, 07/15/27 (Call 12/01/22)(a)	7,317	6,868,834
Centene Corp.
2.45%, 07/15/28 (Call 05/15/28)	23,015	18,929,837
2.50%, 03/01/31 (Call 12/01/30)	19,936	15,276,159
2.63%, 08/01/31 (Call 05/01/31)	11,030	8,434,503
3.00%, 10/15/30 (Call 07/15/30)	21,799	17,521,818
3.38%, 02/15/30 (Call 02/15/25)	15,862	13,185,288
4.25%, 12/15/27 (Call 12/15/22)(b)	29,217	26,952,682
4.63%, 12/15/29 (Call 12/15/24)	32,462	29,396,289
Charles River Laboratories International Inc.
3.75%, 03/15/29 (Call 03/15/24)(a)	8,159	7,057,535
4.00%, 03/15/31 (Call 03/15/26)(a)(b)	8,648	7,286,264
4.25%, 05/01/28 (Call 05/01/23)(a)(b)	8,192	7,452,262
CHS/Community Health Systems Inc.
4.75%, 02/15/31 (Call 02/15/26)(a)(b)	17,095	11,476,301
5.25%, 05/15/30 (Call 05/15/25)(a)(b)	23,244	16,084,848
5.63%, 03/15/27 (Call 12/15/23)(a)(b)	30,445	24,246,398
6.00%, 01/15/29 (Call 01/15/24)(a)(b)	14,805	11,029,725
6.13%, 04/01/30 (Call 04/01/25)(a)(b)	20,175	8,271,750
6.88%, 04/01/28 (Call 04/01/23)(a)(b)	8,945	3,221,691
6.88%, 04/15/29 (Call 04/15/24)(a)(b)	25,785	10,743,751
8.00%, 03/15/26 (Call 12/01/22)(a)(b)	33,158	28,598,775
8.00%, 12/15/27 (Call 12/15/22)(a)(b)	11,124	9,018,783
DaVita Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	23,094	16,760,240
4.63%, 06/01/30 (Call 06/01/25)(a)(b)	43,820	34,016,151
Encompass Health Corp.
4.50%, 02/01/28 (Call 02/01/23)(b)	12,963	11,575,959
4.63%, 04/01/31 (Call 04/01/26)	7,738	6,383,850
4.75%, 02/01/30 (Call 02/01/25)(b)	11,632	9,916,280

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
IQVIA Inc.
5.00%, 10/15/26 (Call 12/01/22)(a)(b)	$13,853	$13,227,444
5.00%, 05/15/27 (Call 12/01/22)(a)(b)	15,620	14,842,935
Legacy LifePoint Health LLC
4.38%, 02/15/27 (Call 12/01/22)(a)(b)	8,902	7,001,227
6.75%, 04/15/25 (Call 12/01/22)(a)(b)	8,102	7,170,270
Lifepoint Health Inc., 5.38%, 01/15/29 (Call 01/15/24)(a)	7,922	4,956,399
ModivCare Escrow Issuer Inc., 5.00%, 10/01/29 (Call 10/01/24)(a)(b)	7,229	6,184,337
ModivCare Inc., 5.88%, 11/15/25 (Call 12/01/22)(a)	10,354	9,867,614
Molina Healthcare Inc.
3.88%, 11/15/30 (Call 08/17/30)(a)(b)	9,309	7,961,057
3.88%, 05/15/32 (Call 02/15/32)(a)(b)	11,006	9,175,152
4.38%, 06/15/28 (Call 06/15/23)(a)(b)	8,843	7,947,646
Radiology Partners Inc., 9.25%, 02/01/28 (Call 02/01/23)(a)(b)	10,751	5,724,908
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/22)(a)(b)	22,459	17,904,932
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/15/22)(a)	11,843	8,964,796
Select Medical Corp., 6.25%, 08/15/26 (Call 12/01/22)(a)(b)	18,236	17,366,143
Tenet Healthcare Corp.
4.25%, 06/01/29 (Call 06/01/24)(a)(b)	22,253	18,698,083
4.38%, 01/15/30 (Call 12/01/24)(a)(b)	22,623	18,918,484
4.63%, 07/15/24 (Call 12/01/22)(b)	9,928	9,615,367
4.63%, 09/01/24 (Call 11/16/22)(a)(b)	8,185	7,918,988
4.63%, 06/15/28 (Call 06/15/23)(a)(b)	8,445	7,427,378
4.88%, 01/01/26 (Call 12/01/22)(a)	33,587	31,739,715
5.13%, 11/01/27 (Call 12/01/22)(a)	22,946	21,024,502
6.13%, 10/01/28 (Call 10/01/23)(a)(b)	38,631	33,367,275
6.13%, 06/15/30 (Call 06/15/25)(a)(b)	32,319	30,056,670
6.25%, 02/01/27 (Call 12/01/22)(a)(b)	24,958	23,963,224

		718,001,808

Holding Companies - Diversified — 0.7%
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (Call 04/15/24)(a)(b)	15,469	13,303,959
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%, 02/01/29 (Call 08/01/28)(b)	11,563	9,655,105
4.75%, 09/15/24 (Call 06/15/24)	19,250	18,630,907
5.25%, 05/15/27 (Call 11/15/26)	23,153	21,388,741
6.25%, 05/15/26 (Call 12/01/22)	21,625	20,770,812
6.38%, 12/15/25 (Call 12/01/22)	12,043	11,690,742

		95,440,266

Home Builders — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 04/01/30 (Call 04/01/25)(a)	6,161	4,566,841
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC
4.88%, 02/15/30 (Call 02/15/25)(a)	6,951	5,318,384
6.25%, 09/15/27 (Call 12/01/22)(a)(b)	10,353	9,032,992
Century Communities Inc.
3.88%, 08/15/29 (Call 02/15/29)(a)(b)	7,207	5,675,801
6.75%, 06/01/27 (Call 12/01/22)	9,058	8,636,350
Mattamy Group Corp.
4.63%, 03/01/30 (Call 03/01/25)(a)(b)	9,830	7,738,317
5.25%, 12/15/27 (Call 12/15/22)(a)(b)	6,803	5,816,633

Security	Par (000)	Value

Home Builders (continued)
Meritage Homes Corp.
3.88%, 04/15/29 (Call 10/15/28)(a)(b)	$7,138	$5,753,674
6.00%, 06/01/25 (Call 03/01/25)	5,790	5,616,300
Taylor Morrison Communities Inc.
5.13%, 08/01/30 (Call 02/01/30)(a)	8,548	7,158,950
5.75%, 01/15/28 (Call 10/15/27)(a)(b)	6,302	5,784,543
5.88%, 06/15/27 (Call 03/15/27)(a)(b)	7,708	7,228,177
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24(b)	6,443	6,363,268

		84,690,230

Home Furnishings — 0.1%
Tempur Sealy International Inc.
3.88%, 10/15/31 (Call 10/15/26)(a)(b)	13,618	10,247,545
4.00%, 04/15/29 (Call 04/15/24)(a)(b)	11,875	9,577,829

		19,825,374

Household Products & Wares — 0.3%
Central Garden & Pet Co.
4.13%, 10/15/30 (Call 10/15/25)(b)	6,839	5,668,915
4.13%, 04/30/31 (Call 04/30/26)(a)	7,130	5,970,805
Kronos Acquisition Holdings Inc./KIK Custom Products Inc.
5.00%, 12/31/26 (Call 06/30/23)(a)	7,676	6,958,064
7.00%, 12/31/27 (Call 12/31/23)(a)(b)	8,192	6,934,528
Spectrum Brands Inc.
3.88%, 03/15/31 (Call 03/15/26)(a)(b)	8,997	6,635,288
5.75%, 07/15/25 (Call 12/01/22)(b)	6,930	6,834,747

		39,002,347

Housewares — 0.5%
Newell Brands Inc.
4.45%, 04/01/26 (Call 01/01/26)	30,839	28,659,324
4.88%, 06/01/25 (Call 05/01/25)(b)	7,442	7,167,464
6.38%, 09/15/27 (Call 06/15/27)(b)	6,853	6,701,353
6.63%, 09/15/29 (Call 06/15/29)(b)	8,803	8,604,933
Scotts Miracle-Gro Co. (The)
4.00%, 04/01/31 (Call 04/01/26)(b)	8,625	6,572,250
4.38%, 02/01/32 (Call 08/01/26)(b)	6,119	4,660,074
4.50%, 10/15/29 (Call 10/15/24)(b)	6,482	5,250,420

		67,615,818

Insurance — 1.0%
Acrisure LLC/Acrisure Finance Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)(b)	10,390	8,494,344
6.00%, 08/01/29 (Call 08/01/24)(a)(b)	7,817	6,428,411
7.00%, 11/15/25 (Call 12/01/22)(a)(b)	13,801	13,059,416
10.13%, 08/01/26 (Call 12/01/22)(a)(b)	4,986	4,929,908
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (Call 10/15/23)(a)(b)	10,230	9,251,330
5.88%, 11/01/29 (Call 11/01/24)(a)	7,269	6,163,073
6.75%, 10/15/27 (Call 12/01/22)(a)(b)	18,812	17,165,950
AssuredPartners Inc.
5.63%, 01/15/29 (Call 12/15/23)(a)(b)	7,631	6,276,497
7.00%, 08/15/25 (Call 12/01/22)(a)(b)	6,070	5,810,507
Enstar Finance LLC, 5.50%, 01/15/42 (Call 01/15/27)(b)(c)	6,560	5,130,161
Global Atlantic Fin Co., 4.70%, 10/15/51 (Call 07/15/26)(a)(b)(c)	9,621	7,206,129
GTCR AP Finance Inc., 8.00%, 05/15/27 (Call 12/01/22)(a)(b)	6,170	5,839,134

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Hub International Ltd.
5.63%, 12/01/29 (Call 12/01/24)(a)(b)	$8,819	$7,559,537
7.00%, 05/01/26 (Call 11/14/22)(a)(b)	26,077	25,751,037
Liberty Mutual Group Inc.
4.13%, 12/15/51 (Call 09/15/26)(a)(b)(c)	6,188	4,641,000
4.30%, 02/01/61 (Call 02/01/26)(a)(b)	11,303	6,621,439

		140,327,873

Internet — 1.7%
Arches Buyer Inc.
4.25%, 06/01/28 (Call 12/01/23)(a)	14,222	11,660,618
6.13%, 12/01/28 (Call 12/01/23)(a)(b)	6,941	5,331,555
Go Daddy Operating Co. LLC/GD Finance Co. Inc.
3.50%, 03/01/29 (Call 03/01/24)(a)(b)	12,209	10,106,162
5.25%, 12/01/27 (Call 12/01/22)(a)(b)	10,328	9,724,328
Match Group Holdings II LLC
3.63%, 10/01/31 (Call 10/01/26)(a)(b)	7,339	5,560,320
4.13%, 08/01/30 (Call 05/01/25)(a)(b)	7,593	6,157,164
4.63%, 06/01/28 (Call 06/01/23)(a)(b)	8,025	7,131,256
5.00%, 12/15/27 (Call 12/15/22)(a)(b)	6,739	6,049,937
NortonLifeLock Inc.
5.00%, 04/15/25 (Call 11/14/22)(a)	16,265	15,828,688
6.75%, 09/30/27 (Call 09/30/24)(a)(b)	12,625	12,604,039
7.13%, 09/30/30 (Call 09/30/25)(a)(b)	11,185	11,039,595
Photo Holdings Merger Sub Inc., 8.50%, 10/01/26 (Call 12/01/22)(a)(b)	12,911	8,470,055
Rakuten Group Inc.
5.13%, (Call 04/22/26)(a)(b)(c)(d)	12,035	8,974,891
6.25%, (Call 04/22/31)(a)(b)(c)(d)	15,427	10,539,378
Twitter Inc.
3.88%, 12/15/27 (Call 09/15/27)(a)(b)	8,478	8,552,182
5.00%, 03/01/30 (Call 12/01/29)(a)(b)	15,110	15,238,758
Uber Technologies Inc.
4.50%, 08/15/29 (Call 08/15/24)(a)(b)	22,864	19,599,021
6.25%, 01/15/28 (Call 09/15/23)(a)(b)	8,824	8,459,081
7.50%, 05/15/25 (Call 12/01/22)(a)	16,134	16,129,966
7.50%, 09/15/27 (Call 12/01/22)(a)(b)	19,336	19,354,907
8.00%, 11/01/26 (Call 12/01/22)(a)	24,441	24,531,432

		241,043,333

Iron & Steel — 0.4%
Cleveland-Cliffs Inc.
5.88%, 06/01/27 (Call 12/01/22)(b)	8,589	7,987,770
6.75%, 03/15/26 (Call 12/01/22)(a)(b)	11,604	11,516,970
Mineral Resources Ltd.
8.00%, 11/01/27 (Call 11/01/24)(a)	9,932	9,783,020
8.13%, 05/01/27 (Call 12/01/22)(a)(b)	10,338	10,286,310
8.50%, 05/01/30 (Call 05/01/25)(a)	10,554	10,385,136
U.S. Steel Corp., 6.88%, 03/01/29 (Call 03/01/24)(b)	720	661,906

		50,621,112

Leisure Time — 0.8%
Life Time Inc.
5.75%, 01/15/26 (Call 01/15/23)(a)(b)	15,144	14,083,920
8.00%, 04/15/26 (Call 02/01/23)(a)(b)	8,263	7,248,341
NCL Corp. Ltd.
3.63%, 12/15/24 (Call 11/14/22)(a)	8,671	7,475,486
5.88%, 03/15/26 (Call 12/15/25)(a)	22,215	18,083,010
5.88%, 02/15/27 (Call 02/15/24)(a)(b)	16,051	14,317,492
7.75%, 02/15/29 (Call 11/15/28)(a)(b)	9,082	7,208,837
NCL Finance Ltd., 6.13%, 03/15/28 (Call 12/15/27)(a)(b)	7,770	5,998,440

Security	Par (000)	Value

Leisure Time (continued)
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 12/01/22)(a)(b)	$12,263	$9,805,290
7.00%, 02/15/29 (Call 02/15/24)(a)(b)	8,158	6,526,910
13.00%, 05/15/25 (Call 11/16/22)(a)(b)	10,347	11,123,025
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(a)	10,454	8,716,441

		110,587,192

Lodging — 3.0%
Boyd Gaming Corp.
4.75%, 12/01/27 (Call 12/01/22)(b)	15,104	13,829,222
4.75%, 06/15/31 (Call 06/15/26)(a)(b)	12,726	10,769,377
Hilton Domestic Operating Co. Inc.
3.63%, 02/15/32 (Call 08/15/26)(a)	23,022	18,288,101
3.75%, 05/01/29 (Call 05/01/24)(a)(b)	13,701	11,666,950
4.00%, 05/01/31 (Call 05/01/26)(a)(b)	17,353	14,437,214
4.88%, 01/15/30 (Call 01/15/25)(b)	14,596	13,081,665
5.38%, 05/01/25 (Call 11/14/22)(a)	4,363	4,297,555
5.75%, 05/01/28 (Call 05/01/23)(a)(b)	7,298	7,039,577
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
4.88%, 07/01/31 (Call 07/01/26)(a)	8,261	6,753,367
5.00%, 06/01/29 (Call 06/01/24)(a)(b)	13,997	12,054,916
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 11/16/22)(b)	6,863	6,503,837
Las Vegas Sands Corp.
2.90%, 06/25/25 (Call 05/25/25)(b)	7,122	6,444,698
3.20%, 08/08/24 (Call 07/08/24)	23,402	22,223,007
3.50%, 08/18/26 (Call 06/18/26)	15,241	13,254,640
3.90%, 08/08/29 (Call 05/08/29)	11,516	9,295,571
Marriott Ownership Resorts Inc., 4.50%, 06/15/29 (Call 06/15/24)(a)	7,866	6,558,606
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 12/01/22)(a)(b)	14,772	10,608,142
5.25%, 04/26/26 (Call 12/01/22)(a)(b)	7,390	4,718,515
5.38%, 12/04/29 (Call 12/04/24)(a)(b)	17,524	9,769,630
5.63%, 07/17/27 (Call 12/01/22)(a)(b)	8,527	5,182,455
5.75%, 07/21/28 (Call 07/21/23)(a)(b)	12,495	7,209,615
MGM China Holdings Ltd.
4.75%, 02/01/27 (Call 02/01/24)(a)	11,078	8,308,500
5.25%, 06/18/25 (Call 11/11/22)(a)(b)	8,270	6,618,812
5.38%, 05/15/24 (Call 11/11/22)(a)	9,833	8,310,114
5.88%, 05/15/26 (Call 11/11/22)(a)(b)	10,819	8,299,471
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)(b)	5,723	5,202,064
4.75%, 10/15/28 (Call 07/15/28)(b)	10,576	9,180,788
5.50%, 04/15/27 (Call 01/15/27)(b)	10,694	9,849,709
5.75%, 06/15/25 (Call 03/15/25)(b)	9,214	8,931,130
6.75%, 05/01/25 (Call 12/01/22)(b)	11,872	11,722,413
Station Casinos LLC
4.50%, 02/15/28 (Call 02/15/23)(a)(b)	10,560	9,087,514
4.63%, 12/01/31 (Call 06/01/31)(a)(b)	8,287	6,689,266
Studio City Finance Ltd.
5.00%, 01/15/29 (Call 01/15/24)(a)(b)	17,234	7,315,833
6.00%, 07/15/25 (Call 12/01/22)(a)(b)	6,732	3,250,719
6.50%, 01/15/28 (Call 07/15/23)(a)(b)	6,502	2,936,466
Travel + Leisure Co.
4.50%, 12/01/29 (Call 09/01/29)(a)(b)	11,799	9,615,005
6.00%, 04/01/27 (Call 01/01/27)	5,638	5,264,483
6.63%, 07/31/26 (Call 04/30/26)(a)	10,213	9,970,441

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.25%, 05/15/27 (Call 02/15/27)(a)(b)	$14,672	$12,782,980
5.50%, 03/01/25 (Call 12/01/24)(a)(b)	27,755	26,146,598
Wynn Macau Ltd.
4.88%, 10/01/24 (Call 11/11/22)(a)(b)	8,308	6,480,240
5.13%, 12/15/29 (Call 12/15/24)(a)(b)	15,213	9,203,865
5.50%, 01/15/26 (Call 12/01/22)(a)(b)	16,335	11,352,825
5.50%, 10/01/27 (Call 12/01/22)(a)(b)	11,441	7,376,814
5.63%, 08/26/28 (Call 08/26/23)(a)(b)	21,614	13,184,540

		431,067,250

Machinery — 0.2%
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 12/01/22)(a)	11,209	9,175,127
TK Elevator Holdco GmbH, 7.63%, 07/15/28 (Call 07/15/23)(a)(b)	7,126	5,817,928
TK Elevator U.S. Newco Inc., 5.25%, 07/15/27 (Call 07/15/23)(a)(b)	23,426	20,977,006

		35,970,061

Manufacturing — 0.1%
FXI Holdings Inc.
7.88%, 11/01/24 (Call 12/01/22)(a)(b)	7,025	6,101,212
12.25%, 11/15/26 (Call 12/01/22)(a)(b)	12,486	10,851,458
Hillenbrand Inc., 5.75%, 06/15/25 (Call 12/01/22)(b)	4,423	4,401,234

		21,353,904

Media — 10.5%
Altice Financing SA
5.00%, 01/15/28 (Call 01/15/23)(a)(b)	18,379	14,620,002
5.75%, 08/15/29 (Call 08/15/24)(a)(b)	33,657	26,504,888
AMC Networks Inc.
4.25%, 02/15/29 (Call 02/15/24)(b)	17,478	13,494,108
4.75%, 08/01/25 (Call 12/01/22)(b)	11,510	10,546,038
5.00%, 04/01/24 (Call 12/01/22)	5,537	5,404,112
Audacy Capital Corp.
6.50%, 05/01/27 (Call 11/16/22)(a)	5,201	1,523,893
6.75%, 03/31/29 (Call 03/31/24)(a)	6,623	1,880,932
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%, 02/01/31 (Call 07/01/25)(a)	42,525	33,594,750
4.25%, 01/15/34 (Call 01/15/28)(a)(b)	31,488	23,064,960
4.50%, 08/15/30 (Call 02/15/25)(a)	42,230	34,364,663
4.50%, 05/01/32 (Call 05/01/26)	45,020	35,284,425
4.50%, 06/01/33 (Call 06/01/27)(a)	26,287	19,951,833
4.75%, 03/01/30 (Call 09/01/24)(a)(b)	44,742	37,214,158
4.75%, 02/01/32 (Call 02/01/27)(a)(b)	19,348	15,503,278
5.00%, 02/01/28 (Call 11/16/22)(a)(b)	39,974	36,104,017
5.13%, 05/01/27 (Call 12/01/22)(a)(b)	50,404	46,655,202
5.38%, 06/01/29 (Call 06/01/24)(a)	23,523	20,912,229
5.50%, 05/01/26 (Call 12/01/22)(a)(b)	10,962	10,520,322
6.38%, 09/01/29 (Call 09/01/25)(a)(b)	23,522	21,719,951
CSC Holdings LLC
3.38%, 02/15/31 (Call 02/15/26)(a)(b)	15,976	11,590,588
4.13%, 12/01/30 (Call 12/01/25)(a)(b)	17,466	13,638,763
4.50%, 11/15/31 (Call 11/15/26)(a)	23,993	18,733,494
4.63%, 12/01/30 (Call 12/01/25)(a)(b)	35,763	25,786,643
5.00%, 11/15/31 (Call 11/15/26)(a)(b)	8,050	5,705,438
5.25%, 06/01/24(b)	10,027	9,726,190
5.38%, 02/01/28 (Call 02/01/23)(a)(b)	15,229	14,048,753
5.50%, 04/15/27 (Call 12/01/22)(a)(b)	21,281	19,982,859
5.75%, 01/15/30 (Call 01/15/25)(a)	35,718	27,614,182
6.50%, 02/01/29 (Call 02/01/24)(a)(b)	28,172	26,499,288

Security	Par (000)	Value

Media (continued)
7.50%, 04/01/28 (Call 04/01/23)(a)(b)	$16,498	$14,244,850
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%, 08/15/26 (Call 11/16/22)(a)(b)	32,305	6,461,000
6.63%, 08/15/27 (Call 11/16/22)(a)	14,249	730,261
Directv Financing LLC/Directv Financing Co-Obligor Inc., 5.88%, 08/15/27 (Call 08/15/23)(a)	58,022	52,098,923
DISH DBS Corp.
5.25%, 12/01/26 (Call 06/01/26)(a)	42,726	37,118,212
5.75%, 12/01/28 (Call 12/01/27)(a)	39,953	32,012,341
5.88%, 11/15/24(b)	30,681	28,341,574
7.38%, 07/01/28 (Call 07/01/23)	15,617	11,868,920
7.75%, 07/01/26(b)	31,173	26,384,048
5.13%, 06/01/29(b)	22,882	15,500,248
Gray Escrow II Inc., 5.38%, 11/15/31 (Call 11/15/26)(a)(b)	20,162	16,172,444
Gray Television Inc.
4.75%, 10/15/30 (Call 10/15/25)(a)(b)	13,763	10,859,282
5.88%, 07/15/26 (Call 12/01/22)(a)(b)	10,252	9,657,865
7.00%, 05/15/27 (Call 11/14/22)(a)(b)	13,032	12,412,980
iHeartCommunications Inc.
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	8,562	7,470,345
5.25%, 08/15/27 (Call 11/16/22)(a)(b)	11,657	10,538,511
6.38%, 05/01/26 (Call 11/16/22)	12,840	12,289,147
8.38%, 05/01/27 (Call 11/16/22)(b)	21,172	19,055,558
LCPR Senior Secured Financing DAC
5.13%, 07/15/29 (Call 07/15/24)(a)	14,629	12,366,479
6.75%, 10/15/27 (Call 12/01/22)(a)	16,948	15,804,010
McGraw-Hill Education Inc.
5.75%, 08/01/28 (Call 08/01/24)(a)(b)	14,666	12,913,413
8.00%, 08/01/29 (Call 08/01/24)(a)(b)	11,318	9,634,448
News Corp.
3.88%, 05/15/29 (Call 05/15/24)(a)(b)	15,966	13,722,777
5.13%, 02/15/32 (Call 02/15/27)(a)(b)	8,151	7,311,447
Nexstar Media Inc.
4.75%, 11/01/28 (Call 11/01/23)(a)(b)	17,659	15,497,538
5.63%, 07/15/27 (Call 11/14/22)(a)(b)	27,473	25,879,566
Paramount Global
6.25%, 02/28/57 (Call 02/28/27)(b)(c)	10,571	8,926,707
6.38%, 03/30/62 (Call 03/30/27)(c)	16,072	13,708,947
Radiate Holdco LLC/Radiate Finance Inc.
4.50%, 09/15/26 (Call 09/15/23)(a)(b)	15,276	12,970,596
6.50%, 09/15/28 (Call 09/15/23)(a)(b)	15,787	9,945,810
Scripps Escrow II Inc.
3.88%, 01/15/29 (Call 01/15/24)(a)(b)	7,808	6,448,159
5.38%, 01/15/31 (Call 01/15/26)(a)(b)	6,258	5,084,625
Scripps Escrow Inc., 5.88%, 07/15/27
(Call 12/01/22)(a)(b)	8,333	7,549,281
Sinclair Television Group Inc.
4.13%, 12/01/30 (Call 12/01/25)(a)(b)	12,872	9,911,440
5.50%, 03/01/30 (Call 12/01/24)(a)(b)	7,709	5,804,877
Sirius XM Radio Inc.
3.13%, 09/01/26 (Call 09/01/23)(a)(b)	14,922	13,334,299
3.88%, 09/01/31 (Call 09/01/26)(a)(b)	24,113	19,230,118
4.00%, 07/15/28 (Call 07/15/24)(a)(b)	33,266	28,673,835
4.13%, 07/01/30 (Call 07/01/25)(a)(b)	22,977	18,735,044
5.00%, 08/01/27 (Call 12/01/22)(a)(b)	22,441	20,769,704
5.50%, 07/01/29 (Call 07/01/24)(a)(b)	19,264	17,767,187
TEGNA Inc.
4.63%, 03/15/28 (Call 03/15/23)(b)	15,370	14,630,242

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
4.75%, 03/15/26 (Call 03/15/23)(a)	$8,561	$8,444,776
5.00%, 09/15/29 (Call 09/15/24)(b)	17,611	16,802,977
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28 (Call 12/01/22)(a)	13,800	12,058,900
Univision Communications Inc.
4.50%, 05/01/29 (Call 05/01/24)(a)(b)	16,801	14,057,397
5.13%, 02/15/25 (Call 11/14/22)(a)	23,215	22,404,107
6.63%, 06/01/27 (Call 06/01/23)(a)(b)	25,208	24,855,088
7.38%, 06/30/30 (Call 06/30/25)(a)(b)	14,568	14,165,764
UPC Broadband Finco BV, 4.88%, 07/15/31 (Call 07/15/26)(a)	21,396	17,713,748
UPC Holding BV, 5.50%, 01/15/28 (Call 11/11/22)(a)(b)	6,759	5,917,572
Videotron Ltd.
3.63%, 06/15/29 (Call 06/15/24)(a)(b)	9,618	8,115,476
5.13%, 04/15/27 (Call 12/01/22)(a)(b)	9,340	8,794,731
5.38%, 06/15/24 (Call 03/15/24)(a)(b)	4,136	4,099,423
Virgin Media Finance PLC, 5.00%, 07/15/30 (Call 07/15/25)(a)(b)	15,712	12,742,432
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (Call 08/15/25)(a)(b)	16,935	14,065,534
5.50%, 05/15/29 (Call 05/15/24)(a)(b)	22,520	20,493,200
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (Call 07/15/23)(a)	7,566	6,395,792
VZ Secured Financing BV, 5.00%, 01/15/32 (Call 01/15/27)(a)	25,344	20,186,509
Ziggo Bond Co. BV
5.13%, 02/28/30 (Call 02/15/25)(a)(b)	7,782	6,136,963
6.00%, 01/15/27 (Call 12/01/22)(a)(b)	9,501	8,493,894
Ziggo BV, 4.88%, 01/15/30 (Call 10/15/24)(a)(b)	15,609	13,147,086

		1,491,118,386

Mining — 1.0%
Alcoa Nederland Holding BV
4.13%, 03/31/29 (Call 03/31/24)(a)(b)	593	504,349
5.50%, 12/15/27 (Call 06/15/23)(a)(b)	678	634,864
6.13%, 05/15/28 (Call 05/15/23)(a)(b)	299	283,900
Arconic Corp.
6.00%, 05/15/25 (Call 12/01/22)(a)(b)	10,159	10,030,123
6.13%, 02/15/28 (Call 02/15/23)(a)(b)	15,291	14,333,478
Constellium SE, 3.75%, 04/15/29 (Call 04/15/24)(a)(b)	6,986	5,462,214
FMG Resources August 2006 Pty Ltd.
4.38%, 04/01/31 (Call 01/01/31)(a)(b)	23,736	18,865,373
4.50%, 09/15/27 (Call 06/15/27)(a)(b)	8,923	7,967,347
5.13%, 05/15/24 (Call 02/15/24)(a)(b)	6,265	6,136,506
FMG Resources August Pty. Ltd.
5.88%, 04/15/30 (Call 01/15/30)(a)(b)	12,280	10,898,500
6.13%, 04/15/32 (Call 01/15/32)(a)(b)	11,841	10,406,957
Kaiser Aluminum Corp.
4.50%, 06/01/31 (Call 06/01/26)(a)(b)	10,453	8,407,871
4.63%, 03/01/28 (Call 03/01/23)(a)(b)	6,331	5,526,013
Novelis Corp.
3.25%, 11/15/26 (Call 11/15/23)(a)(b)	11,758	10,348,862
3.88%, 08/15/31 (Call 08/15/26)(a)(b)	11,158	8,614,869
4.75%, 01/30/30 (Call 01/30/25)(a)(b)	26,175	22,286,965

		140,708,191

Office & Business Equipment — 0.1%
Pitney Bowes Inc., 6.88%, 03/15/27 (Call 03/15/24)(a)(b)	144	92,340

Security	Par (000)	Value

Office & Business Equipment (continued)
Xerox Holdings Corp.
5.00%, 08/15/25 (Call 07/15/25)(a)	$11,695	$10,583,975
5.50%, 08/15/28 (Call 07/15/28)(a)(b)	12,044	9,514,760

		20,191,075

Oil & Gas — 5.9%
Antero Resources Corp.
5.38%, 03/01/30 (Call 03/01/25)(a)(b)	10,818	10,010,977
7.63%, 02/01/29 (Call 02/01/24)(a)	5,153	5,258,207
Apache Corp., 4.25%, 01/15/30 (Call 10/15/29)(b)	10,144	9,064,475
Ascent Resources Utica Holdings LLC/ARU
Finance Corp.
5.88%, 06/30/29 (Call 09/01/24)(a)(b)	6,093	5,394,608
7.00%, 11/01/26 (Call 12/01/22)(a)	9,663	9,518,055
Callon Petroleum Co.
7.50%, 06/15/30 (Call 06/15/25)(a)(b)	11,390	10,818,222
8.00%, 08/01/28 (Call 08/01/24)(a)(b)	9,934	9,884,529
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25 (Call 12/01/22)(a)(b)	7,110	7,403,090
Chesapeake Energy Corp.
5.50%, 02/01/26 (Call 02/05/23)(a)(b)	6,177	5,967,600
5.88%, 02/01/29 (Call 02/05/24)(a)(b)	7,575	7,156,860
6.75%, 04/15/29 (Call 04/15/24)(a)(b)	14,704	14,444,895
Citgo Holding Inc., 9.25%, 08/01/24 (Call 12/01/22)(a)	16,915	16,952,213
CITGO Petroleum Corp.
6.38%, 06/15/26 (Call 06/15/23)(a)(b)	11,971	11,763,136
7.00%, 06/15/25 (Call 12/01/22)(a)	17,344	17,079,504
CNX Resources Corp.
6.00%, 01/15/29 (Call 01/15/24)(a)(b)	7,324	6,820,475
7.25%, 03/14/27 (Call 12/01/22)(a)	945	937,516
7.38%, 01/15/31 (Call 01/15/26)(a)(b)	8,761	8,695,468
Colgate Energy Partners III LLC, 5.88%, 07/01/29 (Call 07/01/24)(a)	10,185	9,500,262
Comstock Resources Inc.
5.88%, 01/15/30 (Call 01/15/25)(a)(b)	16,481	14,935,906
6.75%, 03/01/29 (Call 03/01/24)(a)(b)	19,546	18,715,295
CrownRock LP/CrownRock Finance Inc.
5.00%, 05/01/29 (Call 05/01/24)(a)	5,280	4,824,819
5.63%, 10/15/25 (Call 12/01/22)(a)(b)	17,551	16,941,254
CVR Energy Inc.
5.25%, 02/15/25 (Call 11/16/22)(a)(b)	8,056	7,766,387
5.75%, 02/15/28 (Call 02/15/23)(a)(b)	6,557	5,998,016
Endeavor Energy Resources LP/EER Finance Inc., 5.75%, 01/30/28 (Call 01/30/23)(a)(b)	14,980	14,496,895
Energean Israel Finance Ltd.
4.50%, 03/30/24 (Call 12/30/23)(a)(e)	9,036	8,638,697
4.88%, 03/30/26 (Call 12/30/25)(a)(e)	8,668	7,810,051
5.38%, 03/30/28 (Call 09/30/27)(a)(e)	7,750	6,823,836
5.88%, 03/30/31 (Call 09/30/30)(a)(e)	8,561	7,256,543
EQT Corp.
3.13%, 05/15/26 (Call 05/15/23)(a)(b)	69	62,218
3.90%, 10/01/27 (Call 07/01/27)	558	501,898
6.13%, 02/01/25 (Call 01/01/25)	437	436,255
7.00%, 02/01/30 (Call 11/01/29)(b)	444	454,972
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 02/01/29 (Call 02/01/24)(a)	9,984	9,095,082
6.00%, 04/15/30 (Call 04/15/25)(a)(b)	8,477	7,720,512
6.00%, 02/01/31 (Call 02/01/26)(a)	10,453	9,461,463
6.25%, 11/01/28 (Call 11/01/23)(a)(b)	8,224	7,743,750
6.25%, 04/15/32 (Call 05/15/27)(a)	8,402	7,698,719

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Laredo Petroleum Inc.
7.75%, 07/31/29 (Call 07/31/24)(a)(b)	$5,930	$5,661,173
9.50%, 01/15/25 (Call 12/01/22)(b)	8,613	8,629,149
Leviathan Bond Ltd.
6.13%, 06/30/25 (Call 03/30/25)(a)(e)	8,800	8,371,000
6.50%, 06/30/27 (Call 12/30/26)(a)(e)	8,006	7,448,182
6.75%, 06/30/30 (Call 12/30/29)(a)(e)	6,801	6,089,262
Matador Resources Co., 5.88%, 09/15/26 (Call 11/16/22)(b)	4,847	4,762,177
MEG Energy Corp.
5.88%, 02/01/29 (Call 02/01/24)(a)(b)	10,062	9,609,210
7.13%, 02/01/27 (Call 02/01/23)(a)(b)	11,849	12,056,950
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (Call 12/01/22)(a)(b)	11,342	10,434,640
10.50%, 05/15/27 (Call 12/01/22)(a)	7,605	7,321,613
Murphy Oil Corp.
5.75%, 08/15/25 (Call 12/01/22)(b)	5,311	5,266,919
5.88%, 12/01/27 (Call 12/01/22)(b)	8,090	7,868,334
6.38%, 07/15/28 (Call 07/15/24)(b)	6,338	6,194,825
Nabors Industries Inc.
5.75%, 02/01/25 (Call 11/01/24)(b)	6,922	6,644,255
7.38%, 05/15/27 (Call 05/15/24)(a)	11,893	11,729,471
Nabors Industries Ltd., 7.25%, 01/15/26 (Call 12/01/22)(a)(b)	9,550	9,193,785
Occidental Petroleum Corp.
2.90%, 08/15/24 (Call 07/15/24)(b)	6,801	6,546,144
5.50%, 12/01/25 (Call 09/01/25)(b)	8,777	8,797,857
5.55%, 03/15/26 (Call 12/15/25)(b)	15,505	15,718,194
5.88%, 09/01/25 (Call 06/01/25)	11,096	11,179,220
6.13%, 01/01/31 (Call 07/01/30)(b)	19,908	19,910,190
6.38%, 09/01/28 (Call 03/01/28)(b)	9,411	9,526,567
6.63%, 09/01/30 (Call 03/01/30)(b)	24,990	26,005,094
6.95%, 07/01/24(b)	6,318	6,451,626
7.50%, 05/01/31(b)	13,179	14,167,425
7.88%, 09/15/31	8,523	9,287,257
8.00%, 07/15/25 (Call 04/15/25)	5,953	6,284,046
8.50%, 07/15/27 (Call 01/15/27)(b)	7,943	8,636,027
8.88%, 07/15/30 (Call 01/15/30)	15,548	17,788,467
Parkland Corp.
4.50%, 10/01/29 (Call 10/01/24)(a)(b)	13,613	11,377,065
4.63%, 05/01/30 (Call 05/01/25)(a)(b)	11,937	9,937,814
5.88%, 07/15/27 (Call 12/01/22)(a)(b)	6,221	5,884,106
PBF Holding Co. LLC/PBF Finance Corp.
6.00%, 02/15/28 (Call 02/15/23)	14,242	12,864,977
7.25%, 06/15/25 (Call 12/01/22)	10,055	9,954,450
Puma International Financing SA
5.00%, 01/24/26 (Call 11/11/22)(a)	9,555	8,539,781
5.13%, 10/06/24 (Call 11/11/22)(a)	8,343	7,836,422
Range Resources Corp.
4.75%, 02/15/30 (Call 02/15/25)(a)	9,471	8,361,330
4.88%, 05/15/25 (Call 02/15/25)(b)	9,448	9,138,767
8.25%, 01/15/29 (Call 01/15/24)	7,223	7,455,039
SM Energy Co.
6.50%, 07/15/28 (Call 07/15/24)(b)	6,486	6,228,181
6.63%, 01/15/27 (Call 12/01/22)(b)	5,881	5,752,794
6.75%, 09/15/26 (Call 12/01/22)(b)	5,911	5,820,118
Southwestern Energy Co.
4.75%, 02/01/32 (Call 02/01/27)(b)	18,166	15,669,810
5.38%, 02/01/29 (Call 02/01/24)(b)	10,268	9,537,945
5.38%, 03/15/30 (Call 03/15/25)(b)	19,173	17,765,153

Security	Par (000)	Value

Oil & Gas (continued)
5.70%, 01/23/25 (Call 10/23/24)(b)	$664	$655,093
7.75%, 10/01/27 (Call 12/01/22)(b)	3,195	3,278,869
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29 (Call 05/15/24)	12,516	10,765,324
4.50%, 04/30/30 (Call 04/30/25)(b)	13,344	11,342,400
5.88%, 03/15/28 (Call 03/15/23)	6,116	5,841,544
6.00%, 04/15/27 (Call 12/01/22)(b)	9,472	9,280,666
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 12/01/22)(a)	1,628	1,583,037
Transocean Inc.
7.25%, 11/01/25 (Call 11/11/22)(a)(b)	5,162	4,502,296
7.50%, 01/15/26 (Call 11/11/22)(a)	9,791	8,352,213
8.00%, 02/01/27 (Call 02/01/23)(a)(b)	8,264	6,746,626
11.50%, 01/30/27 (Call 07/30/23)(a)	10,134	10,195,865
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 12/01/22)(a)	275	264,649
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 12/01/22)(a)	5,411	5,180,733

		841,744,786

Oil & Gas Services — 0.5%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/28 (Call 04/01/23)(a)(b)	12,879	11,976,182
6.88%, 04/01/27 (Call 12/01/22)(a)	6,832	6,529,870
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 12/01/22)	11,316	10,861,889
6.88%, 09/01/27 (Call 12/01/22)(b)	11,025	10,528,875
Weatherford International Ltd.
6.50%, 09/15/28 (Call 09/15/24)(a)(b)	7,474	7,191,358
8.63%, 04/30/30 (Call 10/30/24)(a)(b)	24,892	23,435,818
11.00%, 12/01/24 (Call 12/01/22)(a)(b)	526	541,835

		71,065,827

Packaging & Containers — 2.6%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.25%, 09/01/28 (Call 05/15/24)(a)	9,528	7,794,952
4.00%, 09/01/29 (Call 05/15/24)(a)(b)	17,700	13,474,125
6.00%, 06/15/27 (Call 06/15/24)(a)(b)	8,522	8,182,398
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 11/11/22)(a)(b)	18,887	16,242,820
5.25%, 04/30/25 (Call 12/01/22)(a)	9,842	9,297,175
5.25%, 08/15/27 (Call 12/01/22)(a)	12,172	8,550,830
5.25%, 08/15/27 (Call 12/01/22)(a)(b)	16,363	11,495,007
Ball Corp.
2.88%, 08/15/30 (Call 05/15/30)(b)	20,383	15,847,782
3.13%, 09/15/31 (Call 06/15/31)(b)	14,468	11,081,765
4.00%, 11/15/23	4,714	4,621,794
4.88%, 03/15/26 (Call 12/15/25)(b)	13,192	12,658,120
5.25%, 07/01/25(b)	14,371	14,184,321
Berry Global Inc.
4.50%, 02/15/26 (Call 12/01/22)(a)(b)	516	484,653
5.63%, 07/15/27 (Call 12/01/22)(a)(b)	7,053	6,682,718
Clydesdale Acquisition Holdings Inc.
6.63%, 04/15/29 (Call 04/15/25)(a)(b)	8,032	7,589,276
8.75%, 04/15/30 (Call 04/15/25)(a)(b)	17,798	15,640,526
Crown Americas LLC, 5.25%, 04/01/30 (Call 01/01/30)(a)(b)	7,562	6,916,944

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)(b)	$5,567	$5,163,393
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 12/01/22)(b)	13,958	13,343,947
Graphic Packaging International LLC
3.50%, 03/15/28(a)	6,436	5,599,809
3.75%, 02/01/30 (Call 08/01/29)(a)(b)	5,524	4,750,640
LABL Inc.
5.88%, 11/01/28 (Call 11/01/24)(a)(b)	7,513	6,557,346
6.75%, 07/15/26 (Call 11/14/22)(a)	10,971	10,443,271
8.25%, 11/01/29 (Call 11/01/24)(a)	7,248	5,821,231
10.50%, 07/15/27 (Call 11/14/22)(a)(b)	11,716	10,683,527
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/24 (Call 12/01/22)(a)(b)	24,953	24,439,385
7.25%, 04/15/25 (Call 12/01/22)(a)(b)	21,466	19,353,263
OI European Group BV, 4.75%, 02/15/30 (Call 11/15/24)(a)(b)	6,212	5,246,228
Owens-Brockway Glass Container Inc., 6.63%, 05/13/27 (Call 05/15/23)(a)(b)	10,240	9,833,298
Pactiv Evergreen Group Issuer Inc./Pactiv Evergreen Group Issuer LLC/Reynolds Gro, 4.00%, 10/15/27 (Call 10/15/23)(a)(b)	15,680	13,876,800
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc., 4.38%, 10/15/28 (Call 10/15/24)(a)(b)	7,308	6,394,500
Sealed Air Corp.
4.00%, 12/01/27 (Call 09/01/27)(a)(b)	7,725	6,836,625
5.00%, 04/15/29 (Call 04/15/25)(a)(b)	5,927	5,400,979
5.13%, 12/01/24 (Call 09/01/24)(a)(b)	3,539	3,510,836
5.50%, 09/15/25 (Call 06/15/25)(a)(b)	4,612	4,527,699
Silgan Holdings Inc., 4.13%, 02/01/28 (Call 11/16/22)(b)	7,367	6,740,805
Trivium Packaging Finance BV
5.50%, 08/15/26 (Call 12/01/22)(a)(b)	16,885	15,539,097
8.50%, 08/15/27 (Call 11/11/22)(a)(b)	10,944	10,381,260

		365,189,145

Pharmaceuticals — 2.9%
AdaptHealth LLC
4.63%, 08/01/29 (Call 02/01/24)(a)(b)	8,438	7,186,476
5.13%, 03/01/30 (Call 03/01/25)(a)	10,227	8,871,923
Bausch Health Cos. Inc.
4.88%, 06/01/28 (Call 06/01/24)(a)(b)	26,785	16,405,812
5.25%, 01/30/30 (Call 01/30/25)(a)	5,069	1,964,238
5.25%, 02/15/31 (Call 02/15/26)(a)	2,730	1,073,027
5.50%, 11/01/25 (Call 12/01/22)(a)	28,960	23,218,005
5.75%, 08/15/27 (Call 11/16/22)(a)(b)	7,885	5,019,197
6.13%, 02/01/27 (Call 02/01/24)(a)(b)	15,792	10,346,820
11.00%, 09/30/28	47,114	36,631,135
14.00%, 10/15/30	8,478	4,853,507
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 12/01/22)(a)(b)	8,807	8,307,252
HLF Financing Sarl LLC/Herbalife International Inc., 4.88%, 06/01/29 (Call 06/01/24)(a)(b)	9,607	7,205,689
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(a)(b)	25,001	22,123,652
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
10.00%, 04/15/25 (Call 11/16/22)(a)	8,220	7,418,550
11.50%, 12/15/28 (Call 06/15/27)(a)(b)	10,238	9,265,390

Security	Par (000)	Value

Pharmaceuticals (continued)
Organon & Co./Organon Foreign Debt Co.-Issuer BV
4.13%, 04/30/28 (Call 04/30/24)(a)(b)	$37,481	$33,014,014
5.13%, 04/30/31 (Call 04/30/26)(a)(b)	31,534	26,667,005
Owens & Minor Inc.
4.50%, 03/31/29 (Call 03/31/24)(a)(b)	7,200	5,580,000
6.63%, 04/01/30 (Call 04/01/25)(a)(b)	9,530	7,957,550
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)	9,158	8,724,002
4.38%, 03/15/26 (Call 12/15/25)(b)	16,022	15,018,863
4.40%, 06/15/30 (Call 03/15/30)	10,849	9,067,160
Prestige Brands Inc.
3.75%, 04/01/31 (Call 04/01/26)(a)(b)	8,822	7,087,154
5.13%, 01/15/28 (Call 01/15/23)(a)(b)	5,807	5,396,271
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23(b)	406	394,751
3.15%, 10/01/26(b)	53,076	44,849,220
4.75%, 05/09/27 (Call 02/09/27)(b)	18,963	16,687,440
5.13%, 05/09/29 (Call 02/09/29)(b)	16,065	13,798,320
6.00%, 04/15/24 (Call 01/15/24)(b)	16,756	16,588,440
6.75%, 03/01/28 (Call 12/01/27)(b)	20,386	19,239,667
7.13%, 01/31/25 (Call 10/31/24)	16,909	16,761,046

		416,721,576

Pipelines — 5.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/29 (Call 06/15/24)(a)(b)	12,209	11,138,271
5.75%, 03/01/27 (Call 11/16/22)(a)	10,492	9,991,532
5.75%, 01/15/28 (Call 01/15/23)(a)	10,512	9,928,704
7.88%, 05/15/26 (Call 05/15/23)(a)(b)	6,705	6,834,071
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)(b)	9,357	8,207,960
4.13%, 03/01/25 (Call 02/01/25)(a)(b)	6,005	5,659,773
4.13%, 12/01/27 (Call 09/01/27)	6,134	5,307,216
4.15%, 07/01/23 (Call 04/01/23)	488	482,271
4.50%, 03/01/28 (Call 12/01/27)(a)(b)	8,888	7,751,669
Cheniere Energy Inc., 4.63%, 10/15/28 (Call 10/15/23)(b)	31,799	29,334,577
Cheniere Energy Partners LP
3.25%, 01/31/32 (Call 01/31/27)	18,878	14,689,100
4.00%, 03/01/31 (Call 03/01/26)	23,441	19,807,645
4.50%, 10/01/29 (Call 10/01/24)(b)	22,879	20,217,028
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (Call 06/15/26)(a)(b)	23,120	20,519,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 11/16/22)(a)(b)	10,112	9,537,582
5.75%, 04/01/25 (Call 12/01/22)	7,423	7,237,425
6.00%, 02/01/29 (Call 02/01/24)(a)	11,525	10,817,173
8.00%, 04/01/29 (Call 04/01/24)(a)(b)	6,361	6,401,892
DT Midstream Inc.
4.13%, 06/15/29 (Call 06/15/24)(a)(b)	17,641	15,153,619
4.38%, 06/15/31 (Call 06/15/26)(a)	16,155	13,732,558
EnLink Midstream LLC
5.38%, 06/01/29 (Call 03/01/29)(b)	7,830	7,232,258
5.63%, 01/15/28 (Call 07/15/27)(a)(b)	7,355	7,049,400
6.50%, 09/01/30 (Call 03/01/30)(a)(b)	10,580	10,375,541
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	6,273	5,919,516
4.85%, 07/15/26 (Call 04/15/26)(b)	8,122	7,648,894

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
EQM Midstream Partners LP
4.00%, 08/01/24 (Call 05/01/24)(b)	$757	$716,955
4.13%, 12/01/26 (Call 09/01/26)(b)	6,905	6,129,339
4.50%, 01/15/29 (Call 07/15/28)(a)(b)	11,563	9,819,052
4.75%, 01/15/31 (Call 07/15/30)(a)(b)	17,623	14,670,936
5.50%, 07/15/28 (Call 04/15/28)	13,681	12,251,062
6.00%, 07/01/25 (Call 04/01/25)(a)(b)	4,974	4,823,785
6.50%, 07/01/27 (Call 01/01/27)(a)(b)	12,848	12,507,528
7.50%, 06/01/27 (Call 06/01/24)(a)(b)	8,178	8,075,775
7.50%, 06/01/30 (Call 12/01/29)(a)(b)	9,504	9,245,016
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25 (Call 12/01/22)(b)	6,506	6,214,857
7.75%, 02/01/28 (Call 02/01/23)(b)	11,768	11,223,730
8.00%, 01/15/27 (Call 01/15/24)	15,889	15,432,191
Hess Midstream Operations LP
4.25%, 02/15/30 (Call 02/15/25)(a)(b)	12,809	10,942,857
5.13%, 06/15/28 (Call 06/15/23)(a)(b)	8,563	7,859,550
5.50%, 10/15/30 (Call 10/15/25)(a)	6,475	5,843,299
5.63%, 02/15/26 (Call 12/01/22)(a)	13,123	12,870,645
ITT Holdings LLC, 6.50%, 08/01/29 (Call 08/01/24)(a)	19,020	15,139,920
Kinetik Holdings LP, 5.88%, 06/15/30 (Call 06/15/25)(a)(b)	16,035	15,147,787
New Fortress Energy Inc.
6.50%, 09/30/26 (Call 03/31/23)(a)	25,029	24,278,130
6.75%, 09/15/25 (Call 11/21/22)(a)	17,788	17,392,217
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (Call 02/01/23)(a)(b)	32,985	29,851,425
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 11/01/23 (Call 12/01/22)(b)	6,134	5,980,650
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	8,049	7,442,642
5.75%, 10/01/25 (Call 07/01/25)(b)	8,448	8,192,110
6.00%, 06/01/26 (Call 03/01/26)	9,771	9,468,936
6.38%, 10/01/30 (Call 04/01/30)(b)	9,469	8,780,588
Rockies Express Pipeline LLC
3.60%, 05/15/25 (Call 04/15/25)(a)	3,944	3,681,302
4.95%, 07/15/29 (Call 04/15/29)(a)(b)	7,924	6,957,272
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 01/15/28 (Call 01/15/23)(a)	11,403	10,219,699
6.00%, 03/01/27 (Call 03/01/23)(a)(b)	6,977	6,613,403
6.00%, 12/31/30 (Call 12/31/25)(a)(b)	13,289	12,043,156
6.00%, 09/01/31 (Call 09/01/26)(a)(b)	7,371	6,576,743
7.50%, 10/01/25 (Call 12/01/22)(a)(b)	8,880	8,988,158
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.88%, 02/01/31 (Call 02/01/26)	323	285,387
5.50%, 03/01/30 (Call 03/01/25)	371	341,906
6.88%, 01/15/29 (Call 01/15/24)	237	237,209
Venture Global Calcasieu Pass LLC
3.88%, 11/01/33 (Call 05/01/33)(a)(b)	18,037	14,434,897
3.88%, 08/15/29 (Call 02/15/29)(a)(b)	19,261	16,581,313
4.13%, 08/15/31 (Call 02/15/31)(a)(b)	19,882	16,894,729
Western Midstream Operating LP
3.35%, 02/01/25 (Call 01/01/25)	8,986	8,540,923
3.95%, 06/01/25 (Call 03/01/25)	644	610,692
4.30%, 02/01/30 (Call 11/01/29)	20,582	18,108,044
4.50%, 03/01/28 (Call 12/01/27)	6,875	6,317,231
4.65%, 07/01/26 (Call 04/01/26)	7,288	6,895,282

Security	Par (000)	Value

Pipelines (continued)
4.75%, 08/15/28 (Call 05/15/28)	$6,018	$5,532,385

		711,135,388

Real Estate — 0.5%
Howard Hughes Corp. (The)
4.13%, 02/01/29 (Call 02/01/24)(a)(b)	10,445	8,275,337
4.38%, 02/01/31 (Call 02/01/26)(a)(b)	10,436	7,835,050
5.38%, 08/01/28 (Call 08/01/23)(a)(b)	11,191	9,515,987
Kennedy-Wilson Inc.
4.75%, 03/01/29 (Call 03/01/24)(b)	9,464	7,573,566
4.75%, 02/01/30 (Call 09/01/24)	9,900	7,771,500
5.00%, 03/01/31 (Call 03/01/26)(b)	9,853	7,706,229
Realogy Group LLC/Realogy Co-Issuer Corp.
5.25%, 04/15/30 (Call 04/15/25)(a)(b)	15,627	10,845,919
5.75%, 01/15/29 (Call 01/15/24)(a)(b)	13,151	9,352,827
WeWork Companies Inc., 7.88%, 05/01/25(a)	8,058	4,340,240
WeWork Companies LLC/WW Co-Obligor Inc., 5.00%, 07/10/25 (Call 04/10/25)(a)(b)	6,349	3,174,500

		76,391,155

Real Estate Investment Trusts — 3.5%
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL
4.50%, 04/01/27 (Call 10/01/23)(a)(b)	12,319	10,440,353
5.75%, 05/15/26 (Call 11/14/22)(a)(b)	16,652	15,429,452
Diversified Healthcare Trust
4.38%, 03/01/31 (Call 09/01/30)	8,486	5,633,855
4.75%, 02/15/28 (Call 08/15/27)(b)	7,123	4,887,446
9.75%, 06/15/25 (Call 12/01/22)(b)	8,282	7,825,496
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/26 (Call 03/15/26)(a)(b)	16,664	13,497,840
6.00%, 04/15/25 (Call 12/01/22)(a)(b)	4,613	4,397,711
Iron Mountain Inc.
4.50%, 02/15/31 (Call 02/15/26)(a)(b)	17,791	14,468,993
4.88%, 09/15/27 (Call 11/14/22)(a)(b)	14,335	13,198,712
4.88%, 09/15/29 (Call 09/15/24)(a)	17,952	15,416,280
5.00%, 07/15/28 (Call 07/15/23)(a)(b)	7,578	6,783,243
5.25%, 03/15/28 (Call 12/27/22)(a)(b)	12,270	11,295,982
5.25%, 07/15/30 (Call 07/15/25)(a)	19,842	17,193,627
5.63%, 07/15/32 (Call 07/15/26)(a)	9,160	7,893,630
Iron Mountain Information Management Services Inc., 5.00%, 07/15/32 (Call 07/15/27)(a)(b)	10,678	8,779,452
iStar Inc.
4.25%, 08/01/25 (Call 05/01/25)(b)	4,838	4,686,813
4.75%, 10/01/24 (Call 07/01/24)(b)	9,982	9,879,884
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/27 (Call 02/01/23)(a)	11,324	9,529,146
4.75%, 06/15/29 (Call 06/15/24)(a)(b)	9,904	7,903,703
MPT Operating Partnership LP/MPT Finance Corp.
3.50%, 03/15/31 (Call 03/15/26)	19,212	13,232,586
4.63%, 08/01/29 (Call 08/01/24)(b)	14,224	11,272,900
5.00%, 10/15/27 (Call 12/01/22)(b)	22,669	19,378,368
5.25%, 08/01/26 (Call 12/01/22)(b)	7,371	6,651,222
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
4.88%, 05/15/29 (Call 05/15/24)(a)(b)	11,777	10,068,157
5.88%, 10/01/28 (Call 10/01/23)(a)(b)	12,431	11,281,132
7.50%, 06/01/25 (Call 12/01/22)(a)	10,839	10,866,097

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
RHP Hotel Properties LP/RHP Finance Corp.
4.50%, 02/15/29 (Call 02/15/24)(a)(b)	$9,272	$8,121,941
4.75%, 10/15/27 (Call 12/01/22)(b)	10,549	9,737,149
RLJ Lodging Trust LP
3.75%, 07/01/26 (Call 07/01/23)(a)	8,905	8,142,198
4.00%, 09/15/29 (Call 09/15/24)(a)(b)	7,204	6,005,058
SBA Communications Corp.
3.13%, 02/01/29 (Call 02/01/24)(b)	25,807	20,903,670
3.88%, 02/15/27 (Call 02/15/23)(b)	22,055	19,959,775
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)(b)	7,063	5,183,959
4.35%, 10/01/24 (Call 09/01/24)	14,941	13,736,382
4.38%, 02/15/30 (Call 08/15/29)(b)	5,808	4,138,200
4.75%, 10/01/26 (Call 08/01/26)	7,119	5,801,985
4.95%, 02/15/27 (Call 08/15/26)(b)	6,366	5,148,503
4.95%, 10/01/29 (Call 07/01/29)	7,600	5,551,709
5.50%, 12/15/27 (Call 09/15/27)(b)	6,234	5,360,617
7.50%, 09/15/25 (Call 06/15/25)(b)	12,293	12,001,041
Starwood Property Trust Inc.
3.63%, 07/15/26 (Call 01/15/26)(a)	7,456	6,488,584
3.75%, 12/31/24 (Call 09/30/24)(a)(b)	5,040	4,712,400
4.38%, 01/15/27 (Call 07/15/26)(a)(b)	8,450	7,406,425
4.75%, 03/15/25 (Call 09/15/24)	6,681	6,253,008
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC
6.00%, 01/15/30 (Call 01/15/25)(a)(b)	11,089	7,662,499
7.88%, 02/15/25 (Call 12/01/22)(a)	36,349	36,039,670
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
4.75%, 04/15/28 (Call 04/15/24)(a)(b)	7,686	6,320,480
6.50%, 02/15/29 (Call 02/15/24)(a)(b)	17,694	12,605,206
VICI Properties LP/VICI Note Co. Inc.
3.50%, 02/15/25 (Call 12/01/22)(a)(b)	557	514,947
3.75%, 02/15/27 (Call 02/15/23)(a)(b)	591	511,716
4.50%, 09/01/26 (Call 06/01/26)(a)	602	549,165
4.63%, 06/15/25 (Call 03/15/25)(a)	387	364,367
5.63%, 05/01/24 (Call 02/01/24)(a)	584	577,056
5.75%, 02/01/27 (Call 11/01/26)(a)	330	311,220
XHR LP
4.88%, 06/01/29 (Call 06/01/24)(a)(b)	7,503	6,501,213
6.38%, 08/15/25 (Call 11/14/22)(a)(b)	5,161	5,075,229

		503,577,452

Retail — 4.8%
1011778 BC ULC/New Red Finance Inc.
3.50%, 02/15/29 (Call 02/15/24)(a)	11,731	9,824,712
3.88%, 01/15/28 (Call 12/01/22)(a)(b)	24,614	21,649,736
4.00%, 10/15/30 (Call 10/15/25)(a)(b)	46,266	37,764,622
4.38%, 01/15/28 (Call 12/01/22)(a)	12,896	11,344,289
5.75%, 04/15/25 (Call 12/01/22)(a)(b)	4,307	4,308,260
1375209 BC Ltd., 9.00%, 01/30/28	26,537	25,873,575
Asbury Automotive Group Inc.
4.50%, 03/01/28 (Call 03/01/23)(b)	5,181	4,473,431
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	12,326	10,154,056
4.75%, 03/01/30 (Call 03/01/25)(b)	7,049	5,798,155
5.00%, 02/15/32 (Call 11/15/26)(a)(b)	9,026	7,277,213
Bath & Body Works Inc.
5.25%, 02/01/28(b)	7,527	6,647,909
6.63%, 10/01/30 (Call 10/01/25)(a)(b)	15,812	14,056,868
7.50%, 06/15/29 (Call 06/15/24)(b)	9,165	8,658,817

Security	Par (000)	Value

Retail (continued)
Carvana Co.
4.88%, 09/01/29 (Call 09/01/24)(a)(b)	$11,975	$5,298,938
5.50%, 04/15/27 (Call 04/15/24)(a)(b)	8,490	4,084,013
5.63%, 10/01/25 (Call 11/14/22)(a)(b)	9,183	6,014,865
5.88%, 10/01/28 (Call 10/01/23)(a)(b)	8,600	3,956,000
10.25%, 05/01/30 (Call 05/01/27)(a)(b)	51,204	30,722,400
eG Global Finance PLC
6.75%, 02/07/25 (Call 11/11/22)(a)(b)	10,713	9,707,148
8.50%, 10/30/25 (Call 12/01/22)(a)	10,453	9,719,025
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%, 04/01/26 (Call 04/01/23)(a)(b)	10,774	9,777,405
5.88%, 04/01/29 (Call 04/01/24)(a)(b)	14,049	11,800,282
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co. Inc.
4.63%, 01/15/29 (Call 01/15/25)(a)(b)	15,340	13,327,611
6.75%, 01/15/30 (Call 01/15/25)(a)(b)	20,113	15,788,705
FirstCash Inc.
4.63%, 09/01/28 (Call 09/01/23)(a)	7,773	6,730,307
5.63%, 01/01/30 (Call 01/01/25)(a)	8,321	7,394,357
Gap Inc. (The)
3.63%, 10/01/29 (Call 10/01/24)(a)(b)	11,358	7,991,375
3.88%, 10/01/31 (Call 10/01/26)(a)(b)	12,250	8,434,330
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 12/01/22)(a)(b)	8,061	7,674,314
LBM Acquisition LLC, 6.25%, 01/15/29 (Call 01/15/24)(a)(b)	12,269	8,581,920
LCM Investments Holdings II LLC, 4.88%, 05/01/29 (Call 05/01/24)(a)(b)	15,003	12,658,781
Lithia Motors Inc.
3.88%, 06/01/29 (Call 06/01/24)(a)(b)	12,264	10,005,891
4.38%, 01/15/31 (Call 10/15/25)(a)(b)	9,709	7,900,699
4.63%, 12/15/27 (Call 12/15/22)(a)(b)	7,040	6,354,515
Macy’s Retail Holdings LLC
5.88%, 04/01/29 (Call 04/01/24)(a)(b)	7,613	6,592,925
5.88%, 03/15/30 (Call 03/15/25)(a)(b)	6,640	5,604,949
6.13%, 03/15/32 (Call 03/15/27)(a)(b)	6,459	5,353,849
Michaels Companies Inc. (The)
5.25%, 05/01/28 (Call 11/01/23)(a)(b)	11,929	8,409,945
7.88%, 05/01/29 (Call 05/01/24)(a)(b)	19,724	10,996,130
Murphy Oil USA Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	8,363	6,985,196
4.75%, 09/15/29 (Call 09/15/24)(b)	7,364	6,676,847
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (Call 04/01/23)(a)	19,958	18,964,690
Nordstrom Inc.
4.25%, 08/01/31 (Call 05/01/31)(b)	6,472	4,685,404
4.38%, 04/01/30 (Call 01/01/30)(b)	9,149	7,052,572
Penske Automotive Group Inc.
3.50%, 09/01/25 (Call 12/01/22)(b)	5,196	4,846,430
3.75%, 06/15/29 (Call 06/15/24)(b)	7,488	6,025,968
PetSmart Inc./PetSmart Finance Corp.
4.75%, 02/15/28 (Call 02/15/24)(a)	18,825	17,103,689
7.75%, 02/15/29 (Call 02/15/24)(a)(b)	18,037	16,920,465
QVC Inc.
4.38%, 09/01/28 (Call 06/01/28)	8,035	5,825,375
4.45%, 02/15/25 (Call 11/15/24)(b)	9,991	8,738,328
4.75%, 02/15/27 (Call 11/15/26)(b)	8,860	7,019,246
4.85%, 04/01/24(b)	9,147	8,741,102

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Rite Aid Corp.
7.50%, 07/01/25 (Call 12/01/22)(a)	$7,453	$5,239,707
8.00%, 11/15/26 (Call 01/15/23)(a)(b)	14,073	9,146,127
Sonic Automotive Inc.
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	9,348	7,349,865
4.88%, 11/15/31 (Call 11/15/26)(a)(b)	9,346	7,110,044
SRS Distribution Inc.
4.63%, 07/01/28 (Call 07/01/24)(a)(b)	10,448	9,194,240
6.00%, 12/01/29 (Call 12/01/24)(a)(b)	14,350	11,669,779
6.13%, 07/01/29 (Call 07/01/24)(a)(b)	6,600	5,393,368
Staples Inc.
7.50%, 04/15/26 (Call 12/01/22)(a)	29,984	26,086,080
10.75%, 04/15/27 (Call 12/01/22)(a)(b)	16,984	12,340,659
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31 (Call 06/01/26)(a)(b)	10,547	8,868,058
Yum! Brands Inc.
3.63%, 03/15/31 (Call 12/15/30)(b)	15,468	12,386,001
4.63%, 01/31/32 (Call 10/01/26)(b)	19,804	16,853,204
4.75%, 01/15/30 (Call 10/15/29)(a)	12,462	11,137,912
5.38%, 04/01/32 (Call 04/01/27)(b)	15,642	13,969,088

		685,041,766

Semiconductors — 0.2%
Entegris Escrow Corp., 5.95%, 06/15/30 (Call 06/15/25)(a)(b)	15,610	14,238,193
Entegris Inc.
3.63%, 05/01/29 (Call 05/01/24)(a)(b)	6,701	5,467,765
4.38%, 04/15/28 (Call 04/15/23)(a)	6,474	5,689,027

		25,394,985

Software — 2.5%
Black Knight InfoServ LLC, 3.63%, 09/01/28 (Call 09/01/23)(a)(b)	17,716	15,397,101
Central Parent Inc./CDK Global Inc., 7.25%, 06/15/29 (Call 06/15/25)(a)(b)	9,076	8,674,932
Clarivate Science Holdings Corp.
3.88%, 07/01/28 (Call 06/30/24)(a)(b)	15,512	13,424,732
4.88%, 07/01/29 (Call 06/30/24)(a)(b)	14,454	12,051,022
Fair Isaac Corp.
4.00%, 06/15/28 (Call 12/15/22)(a)(b)	15,742	14,243,991
5.25%, 05/15/26 (Call 02/15/26)(a)(b)	5,052	4,920,648
Minerva Merger Sub Inc., 6.50%, 02/15/30 (Call 02/15/25)(a)(b)	37,592	29,321,760
MSCI Inc.
3.25%, 08/15/33 (Call 08/15/27)(a)(b)	8,992	7,011,818
3.63%, 09/01/30 (Call 03/01/25)(a)(b)	15,502	12,943,550
3.63%, 11/01/31 (Call 11/01/26)(a)(b)	9,422	7,775,977
3.88%, 02/15/31 (Call 06/01/25)(a)(b)	15,802	13,352,532
4.00%, 11/15/29 (Call 11/15/24)(a)(b)	15,837	13,720,564
Open Text Corp.
3.88%, 02/15/28 (Call 02/15/23)(a)	14,093	12,084,747
3.88%, 12/01/29 (Call 12/01/24)(a)(b)	13,231	10,485,568
Open Text Holdings Inc.
4.13%, 02/15/30 (Call 02/15/25)(a)(b)	14,775	11,764,594
4.13%, 12/01/31 (Call 12/01/26)(a)	11,581	8,764,153
Picard Midco Inc., 6.50%, 03/31/29 (Call 09/30/25)(a)(b)	63,514	55,098,395
PTC Inc.
3.63%, 02/15/25 (Call 12/01/22)(a)(b)	4,947	4,692,259
4.00%, 02/15/28 (Call 02/15/23)(a)(b)	8,632	7,871,125
Rackspace Technology Global Inc.
3.50%, 02/15/28 (Call 02/15/24)(a)(b)	7,870	5,152,391

Security	Par (000)	Value

Software (continued)
5.38%, 12/01/28 (Call 12/01/23)(a)(b)	$9,548	$3,962,420
ROBLOX Corp., 3.88%, 05/01/30 (Call 11/01/24)(a)(b)	15,150	12,441,937
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 12/01/22)(a)(b)	30,288	28,143,149
Twilio Inc.
3.63%, 03/15/29 (Call 03/15/24)(b)	8,187	6,697,171
3.88%, 03/15/31 (Call 03/15/26)(b)	8,737	7,132,188
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 12/01/22)(a)	28,598	23,950,825

		351,079,549

Telecommunications — 6.4%
Altice France Holding SA
6.00%, 02/15/28 (Call 02/15/23)(a)(b)	19,556	12,655,349
10.50%, 05/15/27 (Call 11/14/22)(a)	25,787	20,078,790
Altice France SA, 5.50%, 10/15/29 (Call 10/15/24)(a)	31,275	23,769,000
Altice France SA/France
5.13%, 01/15/29 (Call 09/15/23)(a)	7,232	5,416,768
5.13%, 07/15/29 (Call 04/15/24)(a)	40,143	30,048,015
5.50%, 01/15/28 (Call 12/01/22)(a)	17,175	13,716,462
8.13%, 02/01/27 (Call 11/14/22)(a)	28,910	26,510,470
Avaya Inc., 6.13%, 09/15/28 (Call 09/15/23)(a)(b)	13,230	5,695,515
British Telecommunications PLC
4.25%, 11/23/81 (Call 11/23/26)(a)(c)	7,549	6,347,796
4.88%, 11/23/81 (Call 08/23/31)(a)(b)(c)	8,075	6,450,360
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 11/11/22)(a)(b)	16,737	14,555,332
CommScope Inc.
4.75%, 09/01/29 (Call 09/01/24)(a)(b)	20,293	17,143,679
6.00%, 03/01/26 (Call 12/01/22)(a)	22,260	21,547,680
7.13%, 07/01/28 (Call 07/01/23)(a)(b)	12,400	10,490,400
8.25%, 03/01/27 (Call 12/01/22)(a)(b)	15,617	13,862,152
CommScope Technologies LLC
5.00%, 03/15/27 (Call 11/14/22)(a)(b)	13,989	11,348,576
6.00%, 06/15/25 (Call 11/14/22)(a)(b)	17,565	16,450,501
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 12/01/22)(a)	33,761	31,735,340
Consolidated Communications Inc.
5.00%, 10/01/28 (Call 10/01/23)(a)(b)	6,239	4,812,141
6.50%, 10/01/28 (Call 10/01/23)(a)(b)	12,122	9,978,467
Frontier Communications Holdings LLC
5.00%, 05/01/28 (Call 05/01/24)(a)	24,060	21,036,459
5.88%, 10/15/27 (Call 10/15/23)(a)(b)	17,533	16,178,576
5.88%, 11/01/29 (Call 11/01/24)(b)	11,783	9,220,197
6.00%, 01/15/30 (Call 10/15/24)(a)(b)	14,958	11,671,428
6.75%, 05/01/29 (Call 05/01/24)(a)(b)	17,203	14,170,971
8.75%, 05/15/30 (Call 05/15/25)(a)	19,509	19,759,365
Hughes Satellite Systems Corp.
5.25%, 08/01/26(b)	12,942	12,346,150
6.63%, 08/01/26(b)	13,367	12,598,397
Iliad Holding SASU
6.50%, 10/15/26 (Call 10/15/23)(a)	18,618	17,254,418
7.00%, 10/15/28 (Call 10/15/24)(a)	13,453	12,174,965
Intelsat Jackson Holdings SA, 6.50%, 03/15/30 (Call 03/15/25)(a)(b)	45,943	42,193,592
Level 3 Financing Inc.
3.40%, 03/01/27 (Call 01/01/27)(a)	12,935	11,141,996
3.63%, 01/15/29 (Call 01/15/24)(a)	12,754	9,734,490
3.75%, 07/15/29 (Call 01/15/24)(a)(b)	14,685	11,162,068
3.88%, 11/15/29 (Call 08/15/29)(a)	12,202	10,044,804
4.25%, 07/01/28 (Call 07/01/23)(a)(b)	18,683	15,362,097

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
4.63%, 09/15/27 (Call 12/01/22)(a)(b)	$13,890	$12,065,905
Lumen Technologies Inc.
4.00%, 02/15/27 (Call 02/15/23)(a)	18,344	15,589,124
4.50%, 01/15/29 (Call 01/15/24)(a)	15,523	10,948,023
5.13%, 12/15/26 (Call 12/15/22)(a)(b)	12,377	10,597,806
5.38%, 06/15/29 (Call 06/15/24)(a)(b)	7,192	5,235,776
Nokia OYJ, 4.38%, 06/12/27(b)	7,110	6,512,760
Sprint Corp.
7.13%, 06/15/24	35,274	35,609,103
7.63%, 02/15/25 (Call 11/15/24)	20,728	21,390,964
7.63%, 03/01/26 (Call 11/01/25)	23,956	24,997,846
7.88%, 09/15/23(b)	21,493	21,849,283
Switch Ltd.
3.75%, 09/15/28 (Call 09/15/23)(a)	6,879	6,947,790
4.13%, 06/15/29 (Call 06/15/24)(a)	5,860	5,874,455
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)	22,698	21,392,865
Telesat Canada/Telesat LLC
4.88%, 06/01/27 (Call 12/01/22)(a)(b)	6,569	2,964,261
5.63%, 12/06/26 (Call 12/06/23)(a)(b)	5,832	2,721,017
6.50%, 10/15/27 (Call 11/16/22)(a)	249	87,590
T-Mobile USA Inc., 2.25%, 02/15/26 (Call 02/15/23)	834	748,934
ViaSat Inc.
5.63%, 09/15/25 (Call 11/14/22)(a)	8,571	7,905,033
5.63%, 04/15/27 (Call 11/14/22)(a)	10,992	10,161,005
6.50%, 07/15/28 (Call 07/15/23)(a)(b)	6,902	5,767,484
Vmed O2 UK Financing I PLC
4.25%, 01/31/31 (Call 01/31/26)(a)	20,571	16,421,984
4.75%, 07/15/31 (Call 07/15/26)(a)	21,482	17,360,678
Vodafone Group PLC
3.25%, 06/04/81 (Call 06/04/26)(c)	7,239	5,803,224
4.13%, 06/04/81 (Call 03/04/31)(c)	13,706	9,776,362
7.00%, 04/04/79 (Call 01/04/29)(c)	32,413	30,967,471
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 08/15/23)(a)(b)	23,669	20,471,022
Zayo Group Holdings Inc.
4.00%, 03/01/27 (Call 12/01/22)(a)(b)	22,426	17,324,085
6.13%, 03/01/28 (Call 03/01/23)(a)(b)	18,300	12,151,200

		908,305,816

Toys, Games & Hobbies — 0.2%
Mattel Inc.
3.38%, 04/01/26 (Call 04/01/23)(a)(b)	8,877	8,117,871
3.75%, 04/01/29 (Call 04/01/24)(a)(b)	9,108	7,871,930
5.88%, 12/15/27 (Call 12/15/22)(a)(b)	9,004	8,758,101

		24,747,902

Security	Par/ Shares (000)	Value

Trucking & Leasing — 0.3%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25)(a)(b)(c)	$7,227	$6,603,166
Fortress Transportation and Infrastructure Investors LLC
5.50%, 05/01/28 (Call 05/01/24)(a)(b)	15,637	13,096,769
6.50%, 10/01/25 (Call 12/01/22)(a)	9,493	9,125,146
9.75%, 08/01/27 (Call 08/01/23)(a)	7,257	7,382,691

		36,207,772

Total Long-Term Investments — 96.8% (Cost: $15,757,706,751)		13,775,577,516

Short-Term Securities

Money Market Funds — 20.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.29%(f)(g)(h)	2,583,015	2,582,498,282
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(f)(g)	273,430	273,430,000

Total Short-Term Securities — 20.1% (Cost: $2,856,062,855)		2,855,928,282

Total Investments — 116.9% (Cost: $18,613,769,606)		16,631,505,798

Liabilities in Excess of Other Assets — (16.9)%		(2,402,611,864)

Net Assets — 100.0%		$14,228,893,934

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Perpetual security with no stated maturity date.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ High Yield Corporate Bond ETF

Fair Value Hierarchy as of Period End (continued)

determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$13,775,577,516	$—	$13,775,577,516
Money Market Funds	2,855,928,282	—	—	2,855,928,282

	$2,855,928,282	$13,775,577,516	$—	$16,631,505,798

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Omnicom Group Inc., 2.60%, 08/01/31 (Call 05/01/31)(a)	$13,193	$10,315,736
Omnicom Group Inc./Omnicom Capital Inc., 3.60%, 04/15/26 (Call 01/15/26)	12,335	11,575,153

		21,890,889

Aerospace & Defense — 2.2%
Boeing Co. (The)
2.20%, 02/04/26 (Call 02/04/23)	49,550	44,107,730
2.70%, 02/01/27 (Call 12/01/26)(a)	12,921	11,222,423
2.75%, 02/01/26 (Call 01/01/26)	9,643	8,696,016
2.95%, 02/01/30 (Call 11/01/29)(a)	11,625	9,316,186
3.20%, 03/01/29 (Call 12/01/28)	14,764	12,281,472
3.25%, 02/01/28 (Call 12/01/27)(a)	10,341	8,969,665
3.25%, 02/01/35 (Call 11/01/34)	11,162	7,888,934
3.60%, 05/01/34 (Call 02/01/34)	9,449	7,041,469
3.63%, 02/01/31 (Call 11/01/30)(a)	16,247	13,476,133
3.75%, 02/01/50 (Call 08/01/49)(a)	14,804	9,503,567
3.90%, 05/01/49 (Call 11/01/48)(a)	8,981	5,794,385
3.95%, 08/01/59 (Call 02/01/59)	12,589	7,815,607
5.04%, 05/01/27 (Call 03/01/27)(a)	20,110	19,414,025
5.15%, 05/01/30 (Call 02/01/30)(a)	49,532	45,732,182
5.71%, 05/01/40 (Call 11/01/39)(a)	33,253	28,908,991
5.81%, 05/01/50 (Call 11/01/49)(a)	61,154	52,552,378
5.93%, 05/01/60 (Call 11/01/59)	37,916	32,023,319
General Dynamics Corp.
3.50%, 04/01/27 (Call 02/01/27)(a)	8,554	8,037,314
3.63%, 04/01/30 (Call 01/01/30)(a)	11,919	10,831,775
3.75%, 05/15/28 (Call 02/15/28)	13,264	12,372,695
4.25%, 04/01/40 (Call 10/01/39)(a)	6,860	5,900,423
4.25%, 04/01/50 (Call 10/01/49)	9,659	8,060,417
L3Harris Technologies Inc., 4.40%, 06/15/28 (Call 03/15/28)(a)	21,013	19,662,453
Lockheed Martin Corp.
2.80%, 06/15/50 (Call 12/15/49)(a)	8,431	5,387,444
3.55%, 01/15/26 (Call 10/15/25)(a)	7,702	7,394,588
3.80%, 03/01/45 (Call 09/01/44)(a)	13,691	10,642,124
3.90%, 06/15/32 (Call 03/15/32)(a)	10,500	9,582,173
4.07%, 12/15/42(a)	14,953	12,285,940
4.09%, 09/15/52 (Call 03/15/52)(a)	16,194	12,935,662
4.15%, 06/15/53 (Call 12/15/52)	12,981	10,403,977
4.70%, 05/15/46 (Call 11/15/45)	15,153	13,357,660
5.10%, 11/15/27(a)	5,530	5,540,756
5.25%, 01/15/33	8,602	8,613,880
5.70%, 11/15/54	4,698	4,744,081
5.90%, 11/15/63	3,786	3,846,244
Northrop Grumman Corp.
3.20%, 02/01/27 (Call 11/01/26)(a)	4,767	4,380,785
3.25%, 01/15/28 (Call 10/15/27)	27,165	24,577,072
4.03%, 10/15/47 (Call 04/15/47)	24,212	19,022,216
4.40%, 05/01/30 (Call 02/01/30)(a)	10,721	10,076,641
4.75%, 06/01/43(a)	14,150	12,255,076
5.25%, 05/01/50 (Call 11/01/49)(a)	10,279	9,509,933
Raytheon Technologies Corp.
1.90%, 09/01/31 (Call 06/01/31)	15,529	11,771,153
2.25%, 07/01/30 (Call 04/01/30)	15,668	12,629,635
2.38%, 03/15/32 (Call 12/15/31)(a)	13,817	10,784,468
2.82%, 09/01/51 (Call 03/01/51)	11,884	7,230,680
3.03%, 03/15/52 (Call 09/15/51)(a)	16,521	10,540,768

Security	Par (000)	Value

Aerospace & Defense (continued)
3.13%, 05/04/27 (Call 02/04/27)	$11,878	$10,830,587
3.13%, 07/01/50 (Call 01/01/50)	11,544	7,601,274
3.50%, 03/15/27 (Call 12/15/26)(a)	9,353	8,726,452
3.75%, 11/01/46 (Call 05/01/46)	12,499	9,146,087
4.13%, 11/16/28 (Call 08/16/28)	34,061	31,707,606
4.15%, 05/15/45 (Call 11/16/44)	10,754	8,419,618
4.35%, 04/15/47 (Call 10/15/46)	9,617	7,754,335
4.45%, 11/16/38 (Call 05/16/38)(a)	9,905	8,449,024
4.50%, 06/01/42(a)	36,241	30,709,964
4.63%, 11/16/48 (Call 05/16/48)(a)	17,186	14,467,113
Teledyne Technologies Inc., 2.75%, 04/01/31 (Call 01/01/31)	12,850	10,033,700

		774,968,275

Agriculture — 1.4%
Altria Group Inc.
2.45%, 02/04/32 (Call 11/04/31)(a)	17,326	12,301,781
3.40%, 05/06/30 (Call 02/06/30)	11,311	9,175,997
3.40%, 02/04/41 (Call 08/04/40)	17,292	10,600,404
3.70%, 02/04/51 (Call 08/04/50)(a)	13,301	7,777,873
3.88%, 09/16/46 (Call 03/16/46)(a)	18,288	11,263,354
4.00%, 02/04/61 (Call 08/04/60)(a)	10,089	6,046,196
4.25%, 08/09/42	9,829	6,652,014
4.40%, 02/14/26 (Call 12/14/25)(a)	10,533	10,124,215
4.80%, 02/14/29 (Call 11/14/28)(a)	19,846	18,271,275
5.38%, 01/31/44(a)	20,056	16,015,258
5.80%, 02/14/39 (Call 08/14/38)	21,577	18,397,648
5.95%, 02/14/49 (Call 08/14/48)	28,257	23,017,002
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)(a)	9,848	9,002,766
2.70%, 09/15/51 (Call 03/15/51)	9,496	5,936,881
2.90%, 03/01/32 (Call 12/01/31)(a)	10,498	8,745,422
3.25%, 03/27/30 (Call 12/27/29)	11,216	9,869,945
BAT Capital Corp.
2.26%, 03/25/28 (Call 01/25/28)	21,739	17,207,745
2.73%, 03/25/31 (Call 12/25/30)	16,916	12,343,052
3.22%, 09/06/26 (Call 07/06/26)(a)	12,177	10,841,313
3.56%, 08/15/27 (Call 05/15/27)	40,476	35,440,223
3.73%, 09/25/40 (Call 03/25/40)	7,773	4,899,149
3.98%, 09/25/50 (Call 03/25/50)(a)	11,029	6,613,373
4.39%, 08/15/37 (Call 02/15/37)(a)	29,412	21,280,226
4.54%, 08/15/47 (Call 02/15/47)(a)	28,253	18,272,503
4.70%, 04/02/27 (Call 02/02/27)(a)	10,407	9,642,937
4.74%, 03/16/32 (Call 12/16/31)(a)	11,332	9,486,640
4.76%, 09/06/49 (Call 03/06/49)	11,501	7,664,621
4.91%, 04/02/30 (Call 01/02/30)	9,565	8,337,540
BAT International Finance PLC
1.67%, 03/25/26 (Call 02/25/26)(a)	14,125	12,133,371
4.45%, 03/16/28 (Call 02/16/28)	13,270	11,733,143
Bunge Ltd. Finance Corp., 2.75%, 05/14/31 (Call 02/14/31)(a)	11,565	9,068,916
Philip Morris International Inc.
0.88%, 05/01/26 (Call 04/01/26)	8,424	7,203,853
1.75%, 11/01/30 (Call 08/01/30)(a)	11,162	8,158,381
2.10%, 05/01/30 (Call 02/01/30)(a)	9,601	7,318,885
2.75%, 02/25/26 (Call 11/25/25)(a)	9,042	8,285,737
3.38%, 08/15/29 (Call 05/15/29)(a)	9,457	8,077,073
3.88%, 08/21/42	9,816	6,517,377
4.13%, 03/04/43	7,715	5,270,063
4.25%, 11/10/44	10,450	7,233,679
4.38%, 11/15/41(a)	9,378	6,770,879

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Agriculture (continued)
4.88%, 11/15/43(a)	$9,033	$6,906,673
6.38%, 05/16/38	19,013	17,690,747
Reynolds American Inc.
5.70%, 08/15/35 (Call 02/15/35)	8,393	7,079,299
5.85%, 08/15/45 (Call 02/15/45)	25,947	20,258,766

		494,934,195
Airlines — 0.1%
Southwest Airlines Co., 5.13%, 06/15/27 (Call 04/15/27)(a)	21,164	20,640,333

Apparel — 0.2%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)(a)	12,395	11,290,598
2.75%, 03/27/27 (Call 01/27/27)	12,417	11,375,107
2.85%, 03/27/30 (Call 12/27/29)(a)	18,857	16,339,830
3.25%, 03/27/40 (Call 09/27/39)	9,912	7,525,853
3.38%, 03/27/50 (Call 09/27/49)(a)	16,729	12,150,841
3.88%, 11/01/45 (Call 05/01/45)(a)	9,957	7,924,392
VF Corp., 2.95%, 04/23/30 (Call 01/23/30)(a)	12,826	10,345,617

		76,952,238

Auto Manufacturers — 1.3%
American Honda Finance Corp.
1.30%, 09/09/26(a)	7,195	6,242,669
2.00%, 03/24/28(a)	10,709	9,005,427
Cummins Inc., 1.50%, 09/01/30 (Call 06/01/30)(a)	8,302	6,317,494
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)(a)	9,318	8,508,814
5.00%, 10/01/28 (Call 07/01/28)(a)	10,817	10,019,130
5.00%, 04/01/35(a)	5,329	4,424,775
5.15%, 04/01/38 (Call 10/01/37)	12,778	10,429,598
5.20%, 04/01/45(a)	15,565	11,952,468
5.40%, 10/15/29 (Call 08/15/29)(a)	8,728	8,085,099
5.40%, 04/01/48 (Call 10/01/47)(a)	8,788	6,909,255
5.60%, 10/15/32 (Call 07/15/32)(a)	13,459	12,198,172
5.95%, 04/01/49 (Call 10/01/48)(a)	9,990	8,449,598
6.25%, 10/02/43(a)	17,275	15,151,797
6.60%, 04/01/36 (Call 10/01/35)(a)	12,873	12,122,850
6.75%, 04/01/46 (Call 10/01/45)	7,736	7,135,722
6.80%, 10/01/27 (Call 08/01/27)(a)	13,533	13,693,250
General Motors Financial Co. Inc.
1.25%, 01/08/26 (Call 12/08/25)(a)	17,042	14,560,910
1.50%, 06/10/26 (Call 05/10/26)	14,425	12,141,372
2.35%, 02/26/27 (Call 01/26/27)(a)	12,012	10,167,955
2.35%, 01/08/31 (Call 10/08/30)(a)	12,784	9,341,104
2.40%, 04/10/28 (Call 02/10/28)(a)	12,113	9,812,798
2.40%, 10/15/28 (Call 08/15/28)	9,553	7,535,968
2.70%, 08/20/27 (Call 06/20/27)(a)	14,111	11,880,548
2.70%, 06/10/31 (Call 03/10/31)	14,485	10,771,670
3.10%, 01/12/32 (Call 10/12/31)(a)	13,796	10,489,240
3.60%, 06/21/30 (Call 03/21/30)(a)	12,362	10,127,744
4.00%, 10/06/26 (Call 07/06/26)(a)	10,564	9,700,359
4.30%, 04/06/29 (Call 02/06/29)(a)	10,669	9,374,031
4.35%, 01/17/27 (Call 10/17/26)	15,512	14,284,416
5.00%, 04/09/27 (Call 03/09/27)(a)	15,662	14,794,618
5.25%, 03/01/26 (Call 12/01/25)(a)	12,935	12,531,916
Honda Motor Co. Ltd.
2.53%, 03/10/27 (Call 02/10/27)(a)	9,447	8,453,700
2.97%, 03/10/32 (Call 12/10/31)(a)	12,913	10,683,955
Mercedes-Benz Finance North America LLC, 8.50%, 01/18/31(a)	19,449	22,681,721

Security	Par (000)	Value

Auto Manufacturers (continued)
Toyota Motor Corp., 1.34%, 03/25/26 (Call 02/25/26)(a)	$9,284	$8,199,332
Toyota Motor Credit Corp.
1.13%, 06/18/26	13,577	11,793,918
1.90%, 01/13/27(a)	10,143	8,894,647
1.90%, 04/06/28(a)	3,654	3,092,635
2.15%, 02/13/30(a)	10,141	8,289,589
3.05%, 03/22/27	17,048	15,622,821
3.20%, 01/11/27(a)	7,638	7,062,351
3.38%, 04/01/30(a)	8,897	7,898,611
4.45%, 06/29/29(a)	10,422	10,006,212
4.55%, 09/20/27	11,048	10,744,706

		451,584,965

Auto Parts & Equipment — 0.1%
Aptiv PLC, 3.10%, 12/01/51 (Call 06/01/51)	18,638	10,382,480
Aptiv PLC/Aptiv Corp.
3.25%, 03/01/32 (Call 12/01/31)(a)	11,213	8,934,770
4.15%, 05/01/52 (Call 11/01/51)(a)	11,048	7,408,367
BorgWarner Inc., 2.65%, 07/01/27 (Call 05/01/27)	11,112	9,673,306
Magna International Inc., 2.45%, 06/15/30 (Call 03/15/30)(a)	7,736	6,211,399

		42,610,322

Banks — 23.7%
Australia & New Zealand Banking Group Ltd./New York NY, 3.70%, 11/16/25(a)	2,721	2,610,393
Banco Santander SA
1.72%, 09/14/27 (Call 09/14/26)(a)(b)	19,946	16,267,646
1.85%, 03/25/26	10,037	8,570,822
2.75%, 12/03/30(a)	19,661	13,589,318
2.96%, 03/25/31(a)	13,555	10,032,581
3.31%, 06/27/29(a)	10,627	8,865,017
3.49%, 05/28/30	13,052	10,295,381
3.80%, 02/23/28(a)	12,825	10,913,670
4.18%, 03/24/28 (Call 03/24/27)(b)	27,171	23,906,605
4.25%, 04/11/27(a)	11,854	10,647,794
4.38%, 04/12/28(a)	9,783	8,605,955
5.29%, 08/18/27	7,462	6,867,200
Bank of America Corp.
1.73%, 07/22/27 (Call 07/22/26), (SOFR + 0.960%)(b)	51,007	43,603,900
1.90%, 07/23/31 (Call 07/23/30), (SOFR + 1.530%)(b)	24,633	18,248,018
1.92%, 10/24/31 (Call 10/24/30), (SOFR + 1.370%)(b)	23,099	16,946,838
2.09%, 06/14/29 (Call 06/14/28), (SOFR + 1.060%)(b)	29,602	23,971,629
2.30%, 07/21/32 (Call 07/21/31), (SOFR + 1.220%)(b)	36,671	27,151,051
2.50%, 02/13/31 (Call 02/13/30), (3 mo. LIBOR US + 0.990%)(b)	32,280	25,365,446
2.55%, 02/04/28 (Call 02/04/27), (SOFR + 1.050%)(b)	20,274	17,535,431
2.57%, 10/20/32 (Call 10/20/31), (SOFR + 1.210%)(b)	28,145	21,215,124
2.59%, 04/29/31 (Call 04/29/30), (SOFR + 2.150%)(b)	31,226	24,575,015
2.68%, 06/19/41 (Call 06/19/40), (SOFR + 1.930%)(a)(b)	48,686	30,839,100
2.69%, 04/22/32 (Call 04/22/31), (SOFR + 1.320%)(b)	39,809	30,727,874

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.83%, 10/24/51 (Call 10/24/50), (SOFR + 1.880%)(a)(b)	$10,832	$6,300,897
2.88%, 10/22/30 (Call 10/22/29), (3 mo. LIBOR US + 1.190%)(b)	18,793	15,301,078
2.97%, 02/04/33 (Call 02/04/32), (SOFR + 1.330%)(b)	33,607	26,064,682
2.97%, 07/21/52 (Call 07/21/51), (SOFR + 1.560%)(a)(b)	21,423	12,727,115
3.19%, 07/23/30 (Call 07/23/29), (3 mo. LIBOR US + 1.180%)(b)	23,257	19,440,998
3.25%, 10/21/27 (Call 10/21/26)(a)	22,295	19,872,853
3.31%, 04/22/42 (Call 04/22/41), (SOFR + 1.580%)(b)	30,834	21,335,938
3.42%, 12/20/28 (Call 12/20/27), (3 mo. LIBOR US + 1.040%)(a)(b)	57,105	50,392,758
3.50%, 04/19/26	18,690	17,467,508
3.56%, 04/23/27 (Call 04/23/26), (3 mo. LIBOR US + 1.060%)(a)(b)	26,051	23,985,711
3.59%, 07/21/28 (Call 07/21/27), (3 mo. LIBOR US + 1.370%)(b)	19,069	17,084,201
3.71%, 04/24/28 (Call 04/24/27), (3 mo. LIBOR US + 1.512%)(b)	19,608	17,722,138
3.82%, 01/20/28 (Call 01/20/27), (3 mo. LIBOR US + 1.575%)(b)	22,727	20,752,078
3.95%, 01/23/49 (Call 01/23/48), (3 mo. LIBOR US + 1.19%)(b)	12,544	9,097,959
3.97%, 03/05/29 (Call 03/05/28), (3 mo. LIBOR US + 1.070%)(a)(b)	22,500	20,262,366
3.97%, 02/07/30 (Call 02/07/29), (3 mo. LIBOR US + 1.210%)(b)	27,223	24,081,760
4.08%, 04/23/40 (Call 04/23/39), (3 mo. LIBOR US + 1.32%)(a)(b)	18,873	14,714,448
4.08%, 03/20/51 (Call 03/20/50), (3 mo. LIBOR US + 3.15%)(a)(b)	50,952	37,844,226
4.24%, 04/24/38 (Call 04/24/37), (3 mo. LIBOR US + 1.814%)(b)	20,524	16,563,510
4.25%, 10/22/26	19,432	18,396,749
4.27%, 07/23/29 (Call 07/23/28), (3 mo. LIBOR US + 1.310%)(a)(b)	26,225	23,799,229
4.33%, 03/15/50 (Call 03/15/49), (3 mo. LIBOR US + 1.520%)(a)(b)	24,903	19,367,897
4.38%, 04/27/28 (Call 04/27/27), (SOFR + 1.580%)(b)	15,973	14,870,298
4.44%, 01/20/48 (Call 01/20/47), (3 mo. LIBOR US + 1.990%)(a)(b)	21,008	16,565,884
4.45%, 03/03/26	11,666	11,190,767
4.57%, 04/27/33 (Call 04/27/32), (SOFR + 1.830%)(a)(b)	35,309	31,228,124
4.95%, 07/22/28 (Call 07/22/27)(b)	27,764	26,482,786
5.00%, 01/21/44	19,852	16,950,291
5.02%, 07/22/33 (Call 07/22/32)(b)	48,376	44,282,384
5.88%, 02/07/42(a)	13,651	13,069,914
6.11%, 01/29/37	19,700	18,882,641
7.75%, 05/14/38	14,563	16,100,439
Series L, 4.18%, 11/25/27 (Call 11/25/26)	18,621	17,071,785
Series N, 1.66%, 03/11/27 (Call 03/11/26), (SOFR + 0.910%)(b)	27,109	23,447,759
Series N, 2.65%, 03/11/32 (Call 03/11/31), (SOFR + 1.220%)(b)	17,711	13,667,205

Security	Par (000)	Value

Banks (continued)
Series N, 3.48%, 03/13/52 (Call 03/13/51), (SOFR + 1.650%)(b)	$8,812	$5,833,232
Bank of America NA, 6.00%, 10/15/36(a)	13,052	12,693,418
Bank of Montreal
0.95%, 01/22/27 (Call 01/22/26), (SOFR + 0.603%)(a)(b)	15,225	13,107,659
1.25%, 09/15/26	19,524	16,586,675
2.65%, 03/08/27(a)	13,540	11,997,839
Series H, 4.70%, 09/14/27 (Call 08/14/27)	9,870	9,447,068
Bank of New York Mellon Corp. (The)
2.05%, 01/26/27 (Call 12/26/26)(a)	6,894	6,064,837
2.45%, 08/17/26 (Call 05/17/26)(a)	9,355	8,456,270
2.80%, 05/04/26 (Call 02/04/26)(a)	10,107	9,358,342
3.25%, 05/16/27 (Call 02/16/27)(a)	8,855	8,188,073
3.30%, 08/23/29 (Call 05/23/29)(a)	7,293	6,309,148
3.40%, 01/29/28 (Call 10/29/27)	9,949	9,051,718
3.85%, 04/28/28(a)	7,656	7,106,443
5.80%, 10/25/28(a)	2,705	2,720,581
5.83%, 10/25/33	8,945	8,943,924
Bank of Nova Scotia (The)
1.05%, 03/02/26(a)	12,015	10,411,857
1.30%, 09/15/26(a)	14,199	12,094,242
1.35%, 06/24/26(a)	10,759	9,320,531
1.95%, 02/02/27(a)	13,185	11,370,581
2.45%, 02/02/32	5,222	3,919,738
2.70%, 08/03/26(a)	18,480	16,655,854
4.50%, 12/16/25(a)	8,832	8,489,393
Barclays PLC
2.28%, 11/24/27 (Call 11/24/26)(a)(b)	22,750	18,809,545
2.65%, 06/24/31 (Call 06/24/30), (SOFR + 1.900%)(b)	13,861	10,144,372
2.67%, 03/10/32 (Call 03/10/31)(b)	11,797	8,405,107
2.89%, 11/24/32 (Call 11/24/31)(a)(b)	13,307	9,442,658
3.33%, 11/24/42 (Call 11/24/41)(b)	9,519	5,811,501
4.34%, 01/10/28 (Call 01/10/27)(a)	12,732	11,176,900
4.38%, 01/12/26(a)	18,062	16,763,340
4.84%, 05/09/28 (Call 05/07/27)	23,471	19,917,944
4.95%, 01/10/47	16,776	12,515,591
4.97%, 05/16/29 (Call 05/16/28), (3 mo. LIBOR US + 1.902%)(a)(b)	20,229	17,986,350
5.20%, 05/12/26	24,857	22,863,767
5.25%, 08/17/45(a)	18,248	14,601,544
5.50%, 08/09/28 (Call 08/09/27)(a)(b)	21,115	19,508,959
5.75%, 08/09/33 (Call 08/09/32)(a)(b)	12,933	11,480,272
7.39%, 11/02/28	4,000	3,980,919
7.44%, 11/02/33	2,500	2,488,652
Canadian Imperial Bank of Commerce
1.25%, 06/22/26	5,243	4,487,227
3.45%, 04/07/27(a)	13,317	12,153,109
3.60%, 04/07/32 (Call 03/07/32)(a)	11,323	9,326,849
Citigroup Inc.
1.12%, 01/28/27 (Call 01/28/26), (SOFR + 0.765%)(b)	27,613	23,536,913
1.46%, 06/09/27 (Call 06/09/26), (SOFR + 0.770%)(b)	27,624	23,421,080
2.52%, 11/03/32 (Call 11/03/31), (SOFR + 1.177%)(b)	19,452	14,546,676
2.56%, 05/01/32 (Call 05/01/31), (SOFR + 1.167%)(b)	33,402	25,441,528

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.57%, 06/03/31 (Call 06/03/30), (SOFR + 2.107%)(a)(b)	$39,770	$31,100,808
2.67%, 01/29/31 (Call 01/29/30), (SOFR + 1.146%)(a)(b)	29,119	23,124,394
2.90%, 11/03/42 (Call 11/03/41), (SOFR + 1.379%)(a)(b)	16,987	10,779,120
2.98%, 11/05/30 (Call 11/05/29), (SOFR + 1.422%)(b)	27,151	22,177,637
3.06%, 01/25/33 (Call 01/25/32), (SOFR + 1.351%)(b)	32,487	25,320,436
3.07%, 02/24/28 (Call 02/24/27), (SOFR + 1.280%)(b)	27,836	24,538,486
3.20%, 10/21/26 (Call 07/21/26)	32,670	29,749,178
3.40%, 05/01/26(a)	19,303	17,909,047
3.52%, 10/27/28 (Call 10/27/27), (3 mo. LIBOR US + 1.151%)(b)	25,708	22,783,340
3.67%, 07/24/28 (Call 07/24/27), (3 mo. LIBOR US + 1.390%)(b)	29,910	26,834,633
3.70%, 01/12/26	19,865	18,668,259
3.79%, 03/17/33 (Call 03/17/32), (SOFR + 1.939%)(b)	33,100	27,406,307
3.88%, 01/24/39 (Call 01/24/38), (3 mo. LIBOR US + 1.168%)(b)	13,783	10,674,378
3.89%, 01/10/28 (Call 01/10/27), (3 mo. LIBOR US + 1.563%)(b)	31,549	28,899,269
3.98%, 03/20/30 (Call 03/20/29), (3 mo. LIBOR US + 1.338%)(a)(b)	31,601	27,822,538
4.08%, 04/23/29 (Call 04/23/28), (3 mo. LIBOR US + 1.192%)(b)	21,695	19,564,159
4.13%, 07/25/28(a)	22,217	20,009,917
4.28%, 04/24/48 (Call 04/24/47), (3 mo. LIBOR US + 1.839%)(b)	12,625	9,638,858
4.30%, 11/20/26(a)	13,783	13,002,998
4.41%, 03/31/31 (Call 03/31/30), (SOFR + 3.914%)(b)	42,562	37,983,444
4.45%, 09/29/27(a)	39,547	36,742,904
4.60%, 03/09/26(a)	14,531	13,937,253
4.65%, 07/30/45(a)	10,589	8,441,570
4.65%, 07/23/48 (Call 06/23/48)(a)	28,497	22,923,406
4.66%, 05/24/28 (Call 05/24/27), (SOFR + 1.887%)(a)(b)	17,934	16,907,790
4.75%, 05/18/46	21,515	16,672,810
4.91%, 05/24/33 (Call 05/24/32)(a)(b)	33,309	30,250,135
5.30%, 05/06/44(a)	11,351	9,647,377
5.32%, 03/26/41 (Call 03/26/40), (SOFR + 4.548%)(a)(b)	14,608	12,999,988
5.88%, 01/30/42(a)	9,986	9,347,270
6.63%, 06/15/32(a)	15,637	15,815,956
6.68%, 09/13/43(a)	11,240	11,203,996
8.13%, 07/15/39(a)	24,129	28,016,452
Citizens Bank NA, 4.58%, 08/09/28 (Call 08/09/27)(b)	12,327	11,646,926
Citizens Financial Group Inc., 3.25%, 04/30/30 (Call 01/30/30)(a)	7,755	6,333,220
Cooperatieve Rabobank UA
3.75%, 07/21/26(a)	20,027	18,181,912
5.25%, 05/24/41	18,247	16,960,594
5.25%, 08/04/45(a)	13,220	10,802,900
5.75%, 12/01/43(a)	12,499	11,033,065

Security	Par (000)	Value

Banks (continued)
Credit Suisse AG/New York NY
1.25%, 08/07/26	$20,862	$16,649,693
5.00%, 07/09/27	14,257	12,835,886
Credit Suisse Group AG
4.55%, 04/17/26(a)	25,937	22,842,488
4.88%, 05/15/45	15,178	10,002,580
Deutsche Bank AG/New York NY
1.69%, 03/19/26(a)	12,639	10,893,133
2.13%, 11/24/26 (Call 11/24/25), (SOFR + 1.870%)(b)	23,163	19,470,829
2.31%, 11/16/27 (Call 11/16/26), (SOFR + 1.219%)(b)	23,391	18,655,071
2.55%, 01/07/28 (Call 01/07/27), (SOFR + 1.318%)(b)	16,088	12,855,599
3.04%, 05/28/32 (Call 05/28/31), (SOFR + 1.718%)(a)(b)	6,673	4,675,561
3.55%, 09/18/31 (Call 09/18/30), (SOFR + 3.043%)(a)(b)	17,536	13,036,655
Discover Bank
3.45%, 07/27/26 (Call 04/27/26)	9,924	8,894,275
4.65%, 09/13/28 (Call 06/13/28)	13,647	12,190,836
Fifth Third Bancorp.
2.55%, 05/05/27 (Call 04/05/27)	12,432	10,870,136
4.77%, 07/28/30 (Call 07/28/29)(b)	19,384	17,604,310
6.36%, 10/27/28	4,000	4,014,086
8.25%, 03/01/38	12,397	14,022,088
Fifth Third Bank NA, 3.85%, 03/15/26 (Call 02/15/26)(a)	5,870	5,470,051
Goldman Sachs Group Inc. (The)
1.09%, 12/09/26 (Call 12/09/25), (SOFR + 0.789%)(b)	23,539	20,282,033
1.43%, 03/09/27 (Call 03/09/26), (SOFR + 0.798%)(b)	31,877	27,283,065
1.54%, 09/10/27 (Call 09/10/26), (SOFR + 0.818%)(a)(b)	32,146	26,952,798
1.95%, 10/21/27 (Call 10/21/26), (SOFR + 0.913%)(b)	49,245	41,826,423
1.99%, 01/27/32 (Call 01/27/31), (SOFR + 1.090%)(b)	30,959	22,580,228
2.38%, 07/21/32 (Call 07/21/31), (SOFR + 1.248%)(b)	46,499	34,576,698
2.60%, 02/07/30 (Call 11/07/29)	22,034	17,499,707
2.62%, 04/22/32 (Call 04/22/31), (SOFR + 1.281%)(b)	42,130	32,152,335
2.64%, 02/24/28 (Call 02/24/27), (SOFR + 1.114%)(b)	35,253	30,486,886
2.65%, 10/21/32 (Call 10/21/31), (SOFR + 1.264%)(b)	31,843	24,060,440
2.91%, 07/21/42 (Call 07/21/41), (SOFR + 1.472%)(b)	20,132	12,677,805
3.10%, 02/24/33 (Call 02/24/32), (SOFR + 1.410%)(a)(b)	44,333	34,605,994
3.21%, 04/22/42 (Call 04/22/41), (SOFR + 1.513%)(a)(b)	27,468	18,250,495
3.44%, 02/24/43 (Call 02/24/42), (SOFR + 1.632%)(b)	22,116	15,080,945
3.50%, 11/16/26 (Call 11/16/25)(a)	28,830	26,319,685
3.62%, 03/15/28 (Call 03/15/27), (SOFR + 1.846%)(b)	37,208	33,556,812
3.69%, 06/05/28 (Call 06/05/27), (3 mo. LIBOR US + 1.510%)(b)	28,597	25,713,244

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.75%, 02/25/26 (Call 11/25/25)	$14,564	$13,678,818
3.80%, 03/15/30 (Call 12/15/29)(a)	29,136	25,084,645
3.81%, 04/23/29 (Call 04/23/28), (3 mo. LIBOR US + 1.158%)(b)	29,261	25,988,248
3.85%, 01/26/27 (Call 01/26/26)	33,237	30,932,769
4.02%, 10/31/38 (Call 10/31/37), (3 mo. LIBOR US + 1.373%)(b)	26,704	20,755,508
4.22%, 05/01/29 (Call 05/01/28), (3 mo. LIBOR US + 1.301%)(b)	40,418	36,640,073
4.41%, 04/23/39 (Call 04/23/38), (3 mo. LIBOR US + 1.430%)(a)(b)	17,415	14,119,560
4.48%, 08/23/28 (Call 08/23/27)(b)	28,942	26,930,580
4.75%, 10/21/45 (Call 04/21/45)(a)	20,774	16,777,907
4.80%, 07/08/44 (Call 01/08/44)	19,881	16,216,568
5.15%, 05/22/45	22,283	18,061,708
5.95%, 01/15/27(a)	13,855	13,978,980
6.13%, 02/15/33(a)	14,649	14,570,547
6.25%, 02/01/41	29,914	29,161,893
6.75%, 10/01/37	60,486	60,191,469
HSBC Holdings PLC
1.59%, 05/24/27 (Call 05/24/26), (SOFR + 1.290%)(b)	20,868	17,147,713
2.01%, 09/22/28 (Call 09/22/27), (SOFR + 1.732%)(a)(b)	21,888	17,208,256
2.21%, 08/17/29 (Call 08/17/28), (SOFR + 1.285%)(b)	21,952	16,649,448
2.25%, 11/22/27 (Call 11/22/26), (SOFR + 1.100%)(b)	26,814	22,068,651
2.36%, 08/18/31 (Call 08/18/30), (SOFR + 1.947%)(b)	14,302	10,144,430
2.80%, 05/24/32 (Call 05/24/31), (SOFR + 1.187%)(b)	33,925	24,260,521
2.85%, 06/04/31 (Call 06/04/30), (SOFR + 2.387%)(b)	15,512	11,517,725
2.87%, 11/22/32 (Call 11/22/31), (SOFR + 1.410%)(b)	19,695	13,971,131
3.90%, 05/25/26	26,630	24,259,523
3.97%, 05/22/30 (Call 05/22/29), (3 mo. LIBOR US + 1.610%)(b)	35,567	29,247,918
4.04%, 03/13/28 (Call 03/13/27), (3 mo. LIBOR US + 1.546%)(b)	24,278	21,252,410
4.30%, 03/08/26(a)	26,598	25,037,357
4.38%, 11/23/26(a)	16,538	14,998,598
4.58%, 06/19/29 (Call 06/19/28), (3 mo. LIBOR US + 1.535%)(b)	31,144	27,061,112
4.76%, 06/09/28 (Call 06/09/27)(a)(b)	28,059	25,314,184
4.95%, 03/31/30(a)	27,581	24,685,668
5.21%, 08/11/28 (Call 08/11/27)(b)	15,585	14,264,308
5.25%, 03/14/44(a)	14,882	11,430,032
5.40%, 08/11/33 (Call 08/11/32)(a)(b)	16,200	14,023,261
6.10%, 01/14/42(a)	10,037	9,191,004
6.50%, 05/02/36	6,074	5,497,433
6.50%, 09/15/37(a)	1,844	1,647,673
6.50%, 09/15/37	29,588	26,291,139
6.80%, 06/01/38	3,355	3,056,958
8.11%, 11/03/33	25,400	25,318,969
Huntington Bancshares Inc., 4.44%, 08/04/28 (Call 08/04/27)(b)	11,349	10,560,650
Huntington Bancshares Inc./OH, 2.55%, 02/04/30 (Call 11/04/29)	7,428	5,887,015

Security	Par (000)	Value

Banks (continued)
Huntington National Bank (The), 4.55%, 05/17/28 (Call 05/17/27)(a)(b)	$6,508	$6,207,498
ING Groep NV
1.73%, 04/01/27 (Call 04/01/26), (SOFR + 1.005%)(a)(b)	11,811	10,060,170
2.73%, 04/01/32 (Call 04/01/31), (SOFR + 1.316%)(b)	9,279	6,935,108
3.95%, 03/29/27(a)	18,828	17,084,785
4.02%, 03/28/28 (Call 03/28/27), (SOFR + 1.830%)(b)	19,739	17,739,303
4.05%, 04/09/29(a)	8,852	7,735,266
4.25%, 03/28/33 (Call 03/28/32), (SOFR + 2.070%)(b)	11,932	9,908,853
4.55%, 10/02/28(a)	14,152	12,751,643
JPMorgan Chase & Co.
1.04%, 02/04/27 (Call 02/04/26), (SOFR + 0.695%)(b)	20,452	17,411,090
1.05%, 11/19/26 (Call 11/19/25), (SOFR + 0.800%)(b)	26,297	22,643,069
1.47%, 09/22/27 (Call 09/22/26), (SOFR + 0.765%)(b)	26,892	22,572,169
1.58%, 04/22/27 (Call 04/22/26), (SOFR + 0.885%)(b)	33,765	29,017,310
1.76%, 11/19/31 (Call 11/19/30), (SOFR + 1.105%)(a)(b)	14,399	10,467,326
1.95%, 02/04/32 (Call 02/04/31), (SOFR + 1.065%)(b)	27,172	19,934,629
2.07%, 06/01/29 (Call 06/01/28), (SOFR + 1.015%)(b)	20,623	16,671,157
2.18%, 06/01/28 (Call 06/01/27), (SOFR + 1.890%)(b)	17,829	15,084,035
2.52%, 04/22/31 (Call 04/22/30), (SOFR + 2.040%)(a)(b)	35,482	27,920,591
2.53%, 11/19/41 (Call 11/19/40), (SOFR + 1.510%)(b)	16,373	10,088,823
2.55%, 11/08/32 (Call 11/08/31), (SOFR + 1.180%)(b)	28,908	21,814,014
2.58%, 04/22/32 (Call 04/22/31), (SOFR + 1.250%)(b)	39,859	30,646,919
2.74%, 10/15/30 (Call 10/15/29), (SOFR + 1.510%)(b)	37,602	30,425,248
2.95%, 10/01/26 (Call 07/01/26)(a)	31,422	28,692,352
2.95%, 02/24/28 (Call 02/24/27), (SOFR + 1.170%)(b)	16,503	14,518,623
2.96%, 01/25/33 (Call 01/25/32), (SOFR + 1.260%)(a)(b)	33,985	26,504,086
3.11%, 04/22/41 (Call 04/22/40), (SOFR + 2.460%)(b)	16,411	11,221,865
3.11%, 04/22/51 (Call 04/22/50), (SOFR + 2.440%)(a)(b)	23,956	14,949,291
3.16%, 04/22/42 (Call 04/22/41), (SOFR + 2.460%)(b)	22,819	15,553,446
3.20%, 06/15/26 (Call 03/15/26)(a)	17,859	16,518,768
3.30%, 04/01/26 (Call 01/01/26)	19,289	17,993,161
3.33%, 04/22/52 (Call 04/22/51), (SOFR + 1.580%)(a)(b)	34,135	22,087,939
3.51%, 01/23/29 (Call 01/23/28), (3 mo. LIBOR US + 0.945%)(b)	22,398	19,782,279
3.54%, 05/01/28 (Call 05/01/27), (3 mo. LIBOR US + 1.380%)(a)(b)	26,420	23,766,145

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.63%, 12/01/27 (Call 12/01/26)(a)	$11,661	$10,530,634
3.70%, 05/06/30 (Call 05/06/29), (3 mo. LIBOR US + 1.160%)(a)(b)	23,656	20,584,264
3.78%, 02/01/28 (Call 02/01/27), (3 mo. LIBOR US + 1.337%)(a)(b)	28,057	25,619,254
3.88%, 07/24/38 (Call 07/24/37), (3 mo. LIBOR US + 1.360%)(a)(b)	21,833	16,866,506
3.90%, 01/23/49 (Call 01/23/48), (3 mo. LIBOR US + 1.220%)(b)	20,131	14,643,591
3.96%, 01/29/27 (Call 01/29/26), (3 mo. LIBOR US + 1.245%)(b)	21,872	20,495,311
3.96%, 11/15/48 (Call 11/15/47), (3 mo. LIBOR US + 1.380%)(b)	35,119	25,903,954
4.01%, 04/23/29 (Call 04/23/28), (3 mo. LIBOR US + 1.120%)(b)	22,215	20,027,995
4.03%, 07/24/48 (Call 07/24/47), (3 mo. LIBOR US + 1.460%)(b)	17,477	13,051,186
4.13%, 12/15/26(a)	19,695	18,670,519
4.20%, 07/23/29 (Call 07/23/28), (3 mo. LIBOR US + 1.260%)(a)(b)	24,310	22,028,876
4.25%, 10/01/27(a)	15,190	14,262,294
4.26%, 02/22/48 (Call 02/22/47), (3 mo. LIBOR US + 1.580%)(b)	22,236	17,282,284
4.32%, 04/26/28 (Call 04/26/27), (SOFR + 1.560%)(b)	29,583	27,536,972
4.45%, 12/05/29 (Call 12/05/28), (3 mo. LIBOR US + 1.330%)(a)(b)	24,081	21,970,288
4.49%, 03/24/31 (Call 03/24/30), (SOFR + 3.790%)(b)	28,418	25,639,180
4.57%, 06/14/30 (Call 06/14/29)(a)(b)	23,210	21,246,037
4.59%, 04/26/33 (Call 04/26/32), (SOFR + 1.800%)(b)	22,828	20,340,022
4.85%, 07/25/28 (Call 07/25/27)(a)(b)	34,971	33,233,172
4.85%, 02/01/44(a)	9,705	8,287,833
4.91%, 07/25/33 (Call 07/25/32)(a)(b)	50,003	45,654,734
4.95%, 06/01/45(a)	18,435	15,202,544
5.40%, 01/06/42(a)	11,363	10,364,684
5.50%, 10/15/40(a)	13,749	12,706,251
5.60%, 07/15/41(a)	18,128	16,983,206
5.63%, 08/16/43	12,526	11,253,380
6.40%, 05/15/38(a)	25,329	26,080,965
KeyBank NA/Cleveland OH, 4.90%, 08/08/32(a)	10,613	9,398,160
KeyCorp
2.25%, 04/06/27(a)	9,475	8,133,545
2.55%, 10/01/29	9,186	7,390,337
4.10%, 04/30/28(a)	6,737	6,198,054
4.79%, 06/01/33 (Call 06/01/32)(a)(b)	9,459	8,516,759
Lloyds Banking Group PLC
1.63%, 05/11/27 (Call 05/11/26)(a)(b)	12,328	10,322,534
3.57%, 11/07/28 (Call 11/07/27), (3 mo. LIBOR US + 1.205%)(a)(b)	22,389	19,148,824
3.75%, 01/11/27	17,887	15,989,164
3.75%, 03/18/28 (Call 03/18/27)(a)(b)	18,046	15,907,908
4.34%, 01/09/48(a)	16,086	10,741,846
4.38%, 03/22/28	17,257	15,369,554
4.55%, 08/16/28	14,747	13,154,893
4.58%, 12/10/25	11,003	10,102,294
4.65%, 03/24/26	15,427	14,177,378
4.98%, 08/11/33 (Call 08/11/32)(a)(b)	10,148	8,671,374
5.30%, 12/01/45(a)	10,166	7,767,724

Security	Par (000)	Value

Banks (continued)
Mitsubishi UFJ Financial Group Inc.
1.54%, 07/20/27 (Call 07/20/26)(b)	$25,857	$21,825,777
1.64%, 10/13/27 (Call 10/13/26)(a)(b)	16,702	14,055,424
2.05%, 07/17/30(a)	16,271	12,169,416
2.31%, 07/20/32 (Call 07/20/31)(b)	20,415	14,833,278
2.34%, 01/19/28 (Call 01/19/27)(b)	17,266	14,763,193
2.49%, 10/13/32 (Call 10/13/31)(b)	6,105	4,483,431
2.56%, 02/25/30	13,784	10,850,234
2.76%, 09/13/26(a)	12,034	10,715,845
2.85%, 01/19/33 (Call 01/19/32)(b)	12,266	9,203,482
3.20%, 07/18/29(a)	18,759	15,721,168
3.29%, 07/25/27(a)	11,800	10,572,124
3.68%, 02/22/27(a)	9,237	8,451,065
3.74%, 03/07/29	14,961	13,084,485
3.75%, 07/18/39(a)	15,999	11,881,534
3.85%, 03/01/26	17,701	16,641,009
3.96%, 03/02/28(a)	14,955	13,642,558
4.05%, 09/11/28(a)	8,427	7,605,769
4.08%, 04/19/28 (Call 04/19/27)(b)	9,567	8,790,337
5.02%, 07/20/28 (Call 07/20/27)(b)	16,420	15,599,870
5.13%, 07/20/33 (Call 07/20/32)(b)	17,910	16,217,854
5.35%, 09/13/28 (Call 09/13/27)(b)	15,932	15,353,041
5.47%, 09/13/33 (Call 09/13/32)(b)	10,482	9,768,753
Mizuho Financial Group Inc.
1.23%, 05/22/27 (Call 05/22/26)(b)	15,303	12,854,722
1.55%, 07/09/27 (Call 07/09/26)(a)(b)	11,573	9,806,209
1.98%, 09/08/31 (Call 09/08/30), (SOFR + 1.532%)(b)	7,815	5,623,944
2.20%, 07/10/31 (Call 07/10/30), (SOFR + 1.772%)(b)	17,485	12,827,508
2.56%, 09/13/31	12,800	9,162,255
2.84%, 09/13/26(a)	10,375	9,228,149
3.15%, 07/16/30 (Call 07/16/29), (3 mo. LIBOR US + 1.130%)(a)(b)	10,190	8,336,812
3.17%, 09/11/27(a)	4,773	4,174,552
4.02%, 03/05/28(a)	11,039	9,931,624
4.25%, 09/11/29 (Call 09/11/28), (3 mo. LIBOR US + 1.270%)(b)	11,983	10,643,665
5.41%, 09/13/28 (Call 09/13/27)(a)(b)	10,377	10,017,113
5.67%, 09/13/33 (Call 09/13/32)(b)	9,269	8,635,912
Morgan Stanley
0.99%, 12/10/26 (Call 12/10/25), (SOFR + 0.720%)(b)	27,033	23,150,691
1.51%, 07/20/27 (Call 07/20/26), (SOFR + 0.858%)(b)	34,831	29,538,534
1.59%, 05/04/27 (Call 05/04/26), (SOFR + 0.879%)(b)	35,227	30,155,126
1.79%, 02/13/32 (Call 02/13/31), (SOFR + 1.034%)(b)	31,282	22,597,882
1.93%, 04/28/32 (Call 04/28/31), (SOFR + 1.020%)(b)	34,283	24,821,235
2.24%, 07/21/32 (Call 07/21/31), (SOFR + 1.178%)(a)(b)	36,905	27,273,946
2.48%, 01/21/28 (Call 01/21/27), (SOFR + 1.000%)(b)	29,373	25,398,096
2.51%, 10/20/32 (Call 10/20/31), (SOFR + 1.200%)(b)	28,435	21,390,579
2.70%, 01/22/31 (Call 01/22/30), (SOFR + 1.143%)(b)	42,655	34,124,691

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.80%, 01/25/52 (Call 01/25/51), (SOFR + 1.430%)(a)(b)	$19,573	$11,502,381
2.94%, 01/21/33 (Call 01/21/32), (SOFR + 1.290%)(a)(b)	29,581	23,003,955
3.13%, 07/27/26(a)	36,176	33,010,350
3.22%, 04/22/42 (Call 04/22/41), (SOFR + 1.485%)(a)(b)	24,202	16,477,924
3.59%, 07/22/28 (Call 07/22/27), (3 mo. LIBOR US + 1.340%)(b)	36,477	32,692,165
3.62%, 04/01/31 (Call 04/01/30), (SOFR + 3.120%)(b)	32,889	27,947,510
3.63%, 01/20/27(a)	33,534	30,899,901
3.77%, 01/24/29 (Call 01/24/28), (3 mo. LIBOR US + 1.140%)(a)(b)	35,649	31,855,323
3.88%, 01/27/26	27,304	25,953,470
3.95%, 04/23/27(a)	24,222	22,379,803
3.97%, 07/22/38 (Call 07/22/37), (3 mo. LIBOR US + 1.455%)(a)(b)	25,540	19,994,804
4.21%, 04/20/28 (Call 04/20/27), (SOFR + 1.610%)(a)(b)	23,551	21,796,783
4.30%, 01/27/45(a)	29,291	22,575,698
4.35%, 09/08/26(a)	25,421	24,191,551
4.38%, 01/22/47(a)	24,846	19,322,933
4.43%, 01/23/30 (Call 01/23/29), (3 mo. LIBOR US + 1.628%)(b)	32,410	29,580,030
4.46%, 04/22/39 (Call 04/22/38), (3 mo. LIBOR US + 0.408%)(b)	13,265	10,873,888
4.89%, 07/20/33 (Call 07/20/32)(a)(b)	25,135	22,842,954
5.00%, 11/24/25(a)	13,252	13,041,077
5.60%, 03/24/51 (Call 03/24/50), (SOFR + 4.480%)(b)	22,578	20,938,361
6.30%, 10/18/28	20,259	20,434,804
6.34%, 10/18/33	31,046	31,464,606
6.38%, 07/24/42(a)	24,134	24,563,378
7.25%, 04/01/32(a)	13,648	14,732,637
National Australia Bank Ltd., 3.91%, 06/09/27	12,991	12,264,962
National Australia Bank Ltd./New York
2.50%, 07/12/26(a)	11,002	9,998,676
3.38%, 01/14/26(a)	4,014	3,794,705
NatWest Group PLC
1.64%, 06/14/27 (Call 06/14/26)(a)(b)	20,023	16,629,156
3.07%, 05/22/28 (Call 05/22/27)(a)(b)	11,650	9,864,811
4.45%, 05/08/30 (Call 05/08/29), (3 mo. LIBOR US + 1.871%)(b)	11,949	10,178,192
4.80%, 04/05/26(a)	14,367	13,543,341
4.89%, 05/18/29 (Call 05/18/28), (3 mo. LIBOR US + 1.754%)(a)(b)	21,945	19,547,812
5.08%, 01/27/30 (Call 01/27/29), (3 mo. LIBOR US + 1.905%)(a)(b)	18,542	16,494,207
5.52%, 09/30/28 (Call 09/30/27)(b)	12,044	11,223,382
Northern Trust Corp.
1.95%, 05/01/30 (Call 02/01/30)(a)	8,436	6,590,491
3.95%, 10/30/25(a)	1,073	1,041,354
4.00%, 05/10/27 (Call 04/10/27)(a)	11,904	11,377,850
6.13%, 11/02/32	7,670	7,658,582
PNC Bank NA
2.70%, 10/22/29	10,977	8,905,084
3.10%, 10/25/27 (Call 09/25/27)(a)	17,052	15,404,639
4.05%, 07/26/28(a)	13,615	12,369,353

Security	Par (000)	Value

Banks (continued)
PNC Financial Services Group Inc. (The)
2.31%, 04/23/32 (Call 04/23/31), (SOFR + 0.979%)(a)(b)	$11,293	$8,630,547
2.55%, 01/22/30 (Call 10/24/29)(a)	23,794	19,314,582
2.60%, 07/23/26 (Call 05/23/26)(a)	9,259	8,359,722
3.15%, 05/19/27 (Call 04/19/27)(a)	12,337	11,100,866
3.45%, 04/23/29 (Call 01/23/29)	16,687	14,671,321
6.04%, 10/28/33	1,183	1,185,340
Royal Bank of Canada
0.88%, 01/20/26	13,336	11,503,175
1.15%, 07/14/26	11,646	9,936,686
1.20%, 04/27/26	20,834	17,999,801
1.40%, 11/02/26	13,348	11,354,850
2.30%, 11/03/31	11,188	8,488,461
3.63%, 05/04/27(a)	16,474	15,188,904
3.88%, 05/04/32	11,041	9,511,987
4.24%, 08/03/27(a)	16,255	15,267,154
4.65%, 01/27/26	10,113	9,759,021
6.00%, 11/01/27	6,391	6,428,953
Santander Holdings USA Inc.
2.49%, 01/06/28 (Call 01/06/27), (SOFR + 1.249%)(a)(b)	11,859	9,814,896
3.24%, 10/05/26 (Call 08/05/26)(a)	12,657	11,183,140
4.40%, 07/13/27 (Call 04/14/27)	14,648	13,233,301
Santander UK Group Holdings PLC
1.67%, 06/14/27 (Call 06/14/26), (SOFR + 0.989%)(a)(b)	17,717	14,481,344
2.47%, 01/11/28 (Call 01/11/27), (SOFR + 1.220%)(b)	14,554	12,022,768
3.82%, 11/03/28 (Call 11/03/27), (3 mo. LIBOR US + 1.400%)(a)(b)	13,631	11,565,466
State Street Corp.
2.20%, 03/03/31	10,684	8,181,873
2.40%, 01/24/30(a)	8,717	7,116,447
2.65%, 05/19/26(a)	6,721	6,223,448
Sumitomo Mitsui Financial Group Inc.
0.95%, 01/12/26(a)	8,224	7,077,414
1.40%, 09/17/26(a)	20,460	17,319,351
1.90%, 09/17/28(a)	29,291	23,229,412
2.13%, 07/08/30(a)	15,635	11,723,272
2.14%, 09/23/30	12,357	9,051,830
2.22%, 09/17/31(a)	10,175	7,431,201
2.63%, 07/14/26(a)	17,509	15,682,943
2.75%, 01/15/30(a)	15,882	12,677,195
2.93%, 09/17/41	12,484	7,755,184
3.01%, 10/19/26(a)	16,322	14,719,005
3.04%, 07/16/29(a)	30,451	25,116,688
3.35%, 10/18/27(a)	11,991	10,656,800
3.36%, 07/12/27(a)	18,579	16,699,279
3.45%, 01/11/27(a)	13,137	11,961,964
3.54%, 01/17/28(a)	10,384	9,271,834
3.78%, 03/09/26(a)	16,132	15,188,588
3.94%, 07/19/28	11,324	10,187,154
Toronto-Dominion Bank (The)
0.75%, 01/06/26(a)	10,501	9,059,025
1.20%, 06/03/26	14,548	12,523,153
1.25%, 09/10/26	23,839	20,332,355
1.95%, 01/12/27(a)	11,430	9,909,343
2.00%, 09/10/31	11,263	8,320,715
2.80%, 03/10/27	16,076	14,318,692

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.20%, 03/10/32	$15,176	$12,296,063
4.11%, 06/08/27	20,079	18,787,406
4.46%, 06/08/32	21,826	19,552,916
4.69%, 09/15/27	14,805	14,158,359
Truist Bank
2.25%, 03/11/30 (Call 12/11/29)(a)	14,154	11,013,693
3.30%, 05/15/26 (Call 04/15/26)(a)	9,595	8,832,343
3.80%, 10/30/26 (Call 09/30/26)(a)	11,750	10,935,062
Truist Financial Corp.
1.13%, 08/03/27 (Call 06/03/27)(a)	6,523	5,287,184
1.27%, 03/02/27 (Call 03/02/26), (SOFR + 0.609%)(a)(b)	8,273	7,141,137
1.89%, 06/07/29 (Call 06/07/28), (SOFR + 0.862%)(a)(b)	13,089	10,500,841
1.95%, 06/05/30 (Call 03/05/30)(a)	5,193	3,993,766
4.12%, 06/06/28 (Call 06/06/27)(a)(b)	10,190	9,412,480
6.12%, 10/28/33(a)	12,000	12,017,329
U.S. Bancorp.
1.38%, 07/22/30 (Call 04/22/30)	10,581	7,801,530
2.22%, 01/27/28 (Call 01/27/27), (SOFR + 0.730%)(a)(b)	20,333	17,737,147
2.68%, 01/27/33 (Call 01/27/32), (SOFR + 1.020%)(a)(b)	12,737	9,984,823
3.00%, 07/30/29 (Call 04/30/29)	18,707	15,786,985
3.10%, 04/27/26 (Call 03/27/26)(a)	13,174	12,216,626
3.90%, 04/26/28 (Call 03/24/28)(a)	10,674	9,951,507
3.95%, 11/17/25 (Call 10/17/25)(a)	4,290	4,138,290
4.55%, 07/22/28 (Call 07/22/27)(b)	22,622	21,505,534
5.85%, 10/21/33	8,180	8,148,317
Series V, 2.38%, 07/22/26 (Call 06/22/26)(a)	16,132	14,619,752
Series X, 3.15%, 04/27/27 (Call 03/27/27)(a)	7,411	6,819,407
Wachovia Corp., 5.50%, 08/01/35(a)	16,083	14,656,380
Wells Fargo & Co.
2.39%, 06/02/28 (Call 06/02/27), (SOFR + 2.100%)(b)	37,218	31,795,955
2.57%, 02/11/31 (Call 02/11/30), (SOFR + 1.262%)(a)(b)	31,899	25,431,449
2.88%, 10/30/30 (Call 10/30/29), (SOFR + 1.432%)(a)(b)	38,727	31,733,593
3.00%, 04/22/26(a)	36,375	33,277,636
3.00%, 10/23/26(a)	38,685	35,023,155
3.07%, 04/30/41 (Call 04/30/40), (SOFR + 2.530%)(a)(b)	39,570	26,799,985
3.20%, 06/17/27 (Call 06/17/26), (3 mo. LIBOR US + 1.170%)(b)	27,531	24,938,728
3.35%, 03/02/33 (Call 03/02/32), (SOFR + 1.500%)(a)(b)	42,661	34,361,913
3.53%, 03/24/28 (Call 03/24/27), (SOFR + 1.510%)(b)	37,062	33,413,105
3.58%, 05/22/28 (Call 05/22/27), (3 mo. LIBOR US + 1.310%)(a)(b)	36,460	32,858,441
3.90%, 05/01/45	23,182	16,770,893
4.10%, 06/03/26(a)	26,959	25,493,476
4.15%, 01/24/29 (Call 10/24/28)	28,211	25,641,116
4.30%, 07/22/27	26,633	24,907,096
4.40%, 06/14/46(a)	23,314	17,085,355
4.48%, 04/04/31 (Call 04/04/30), (SOFR + 4.032%)(b)	25,143	22,734,632
4.61%, 04/25/53 (Call 04/25/52)(b)	33,660	26,873,760
4.65%, 11/04/44	25,037	19,486,475

Security	Par (000)	Value

Banks (continued)
4.75%, 12/07/46(a)	$24,707	$19,027,328
4.81%, 07/25/28 (Call 07/25/27)(a)(b)	37,783	35,780,339
4.90%, 07/25/33 (Call 07/25/32)(b)	47,525	43,348,912
4.90%, 11/17/45	24,208	19,248,250
5.01%, 04/04/51 (Call 04/04/50), (SOFR + 4.502%)(b)	60,713	51,472,688
5.38%, 11/02/43	22,266	18,885,460
5.61%, 01/15/44	28,671	24,973,284
Wells Fargo Bank NA
5.85%, 02/01/37(a)	12,073	11,502,022
6.60%, 01/15/38(a)	17,456	17,845,274
Westpac Banking Corp.
1.15%, 06/03/26	13,151	11,417,789
1.95%, 11/20/28	10,448	8,656,280
2.15%, 06/03/31(a)	10,685	8,413,154
2.65%, 01/16/30(a)	10,968	9,194,731
2.70%, 08/19/26(a)	12,754	11,652,121
2.85%, 05/13/26(a)	19,288	17,844,185
2.96%, 11/16/40	7,951	4,785,669
3.13%, 11/18/41	13,670	8,379,925
3.35%, 03/08/27(a)	11,372	10,529,416
3.40%, 01/25/28(a)	10,266	9,416,221
4.04%, 08/26/27(a)	11,155	10,592,950
4.42%, 07/24/39	16,158	12,258,590

		8,255,432,068

Beverages — 3.0%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (Call 11/01/25)(a)	38,115	36,532,999
4.70%, 02/01/36 (Call 08/01/35)	62,008	56,077,282
4.90%, 02/01/46 (Call 08/01/45)	106,141	91,996,321
Anheuser-Busch InBev Finance Inc.
4.00%, 01/17/43	10,237	7,852,379
4.63%, 02/01/44	10,911	9,118,051
4.90%, 02/01/46 (Call 08/01/45)(a)	13,181	11,295,082
Anheuser-Busch InBev Worldwide Inc.
3.50%, 06/01/30 (Call 03/01/30)(a)	21,152	18,898,189
3.75%, 07/15/42	10,675	8,048,035
4.00%, 04/13/28 (Call 01/13/28)(a)	29,163	27,556,679
4.35%, 06/01/40 (Call 12/01/39)(a)	11,875	9,918,793
4.38%, 04/15/38 (Call 10/15/37)(a)	21,003	17,924,487
4.44%, 10/06/48 (Call 04/06/48)(a)	18,918	15,279,719
4.50%, 06/01/50 (Call 12/01/49)(a)	26,924	22,023,719
4.60%, 04/15/48 (Call 10/15/47)(a)	28,919	23,840,263
4.60%, 06/01/60 (Call 12/01/59)(a)	10,037	7,931,507
4.75%, 01/23/29 (Call 10/23/28)	45,030	43,780,751
4.75%, 04/15/58 (Call 10/15/57)(a)	18,016	14,609,137
4.90%, 01/23/31 (Call 10/23/30)(a)	9,644	9,408,922
4.95%, 01/15/42(a)	18,452	16,327,833
5.45%, 01/23/39 (Call 07/23/38)(a)	22,783	21,535,392
5.55%, 01/23/49 (Call 07/23/48)(a)	45,714	43,045,057
5.80%, 01/23/59 (Call 07/23/58)(a)	22,553	21,438,235
8.20%, 01/15/39	13,259	15,803,548
Coca-Cola Co. (The)
1.00%, 03/15/28(a)	15,148	12,448,117
1.38%, 03/15/31(a)	18,404	13,992,033
1.45%, 06/01/27	15,850	13,758,594
1.50%, 03/05/28(a)	7,902	6,683,595
1.65%, 06/01/30(a)	17,585	13,951,137
2.00%, 03/05/31	8,429	6,769,474

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
2.13%, 09/06/29	$11,860	$9,957,524
2.25%, 01/05/32(a)	18,490	14,920,892
2.50%, 06/01/40	12,095	8,359,073
2.50%, 03/15/51(a)	17,178	10,505,785
2.60%, 06/01/50(a)	17,500	11,077,015
2.75%, 06/01/60(a)	10,746	6,523,093
2.88%, 05/05/41	7,338	5,302,268
3.00%, 03/05/51(a)	18,533	12,670,944
3.38%, 03/25/27(a)	11,174	10,615,967
3.45%, 03/25/30	14,170	12,818,563
Constellation Brands Inc.
2.25%, 08/01/31 (Call 05/01/31)(a)	15,804	12,106,472
3.15%, 08/01/29 (Call 05/01/29)	10,421	8,924,557
Diageo Capital PLC
2.00%, 04/29/30 (Call 01/29/30)(a)	15,298	12,180,636
2.13%, 04/29/32 (Call 01/29/32)(a)	4,905	3,754,227
2.38%, 10/24/29 (Call 07/24/29)	12,863	10,640,716
5.30%, 10/24/27	3,525	3,537,950
Keurig Dr Pepper Inc.
3.20%, 05/01/30 (Call 02/01/30)(a)	14,057	11,889,964
3.80%, 05/01/50 (Call 11/01/49)	9,164	6,392,922
3.95%, 04/15/29 (Call 02/15/29)(a)	16,835	15,255,427
4.05%, 04/15/32 (Call 01/15/32)(a)	6,158	5,385,351
4.50%, 04/15/52 (Call 10/15/51)(a)	16,063	12,573,548
4.60%, 05/25/28 (Call 02/25/28)	8,234	7,854,337
Molson Coors Beverage Co.
3.00%, 07/15/26 (Call 04/15/26)	22,221	20,249,880
4.20%, 07/15/46 (Call 01/15/46)(a)	20,978	15,441,967
5.00%, 05/01/42(a)	12,754	10,663,608
PepsiCo Inc.
1.40%, 02/25/31 (Call 11/25/30)(a)	9,778	7,501,837
1.63%, 05/01/30 (Call 02/01/30)	14,380	11,419,808
1.95%, 10/21/31 (Call 07/21/31)	11,265	8,888,745
2.38%, 10/06/26 (Call 07/06/26)	6,101	5,585,135
2.63%, 07/29/29 (Call 04/29/29)(a)	9,819	8,505,002
2.63%, 10/21/41 (Call 04/21/41)	12,387	8,537,236
2.75%, 03/19/30 (Call 12/19/29)	19,449	16,794,964
2.75%, 10/21/51 (Call 04/21/51)(a)	10,281	6,669,218
2.85%, 02/24/26 (Call 11/24/25)	9,248	8,702,648
2.88%, 10/15/49 (Call 04/15/49)	10,713	7,268,985
3.00%, 10/15/27 (Call 07/15/27)(a)	14,603	13,475,378
3.45%, 10/06/46 (Call 04/06/46)	11,674	8,773,219
3.60%, 02/18/28 (Call 01/18/28)(a)	20,051	18,848,808
3.63%, 03/19/50 (Call 09/19/49)	10,532	8,236,208
3.90%, 07/18/32 (Call 04/18/32)(a)	17,264	15,966,950
4.45%, 04/14/46 (Call 10/14/45)(a)	6,698	5,848,767

		1,038,470,924

Biotechnology — 1.6%
Amgen Inc.
1.65%, 08/15/28 (Call 06/15/28)	13,697	11,268,751
2.00%, 01/15/32 (Call 10/15/31)(a)	15,173	11,536,584
2.20%, 02/21/27 (Call 12/21/26)	18,646	16,548,651
2.30%, 02/25/31 (Call 11/25/30)(a)	11,730	9,373,016
2.45%, 02/21/30 (Call 11/21/29)(a)	14,485	11,925,211
2.60%, 08/19/26 (Call 05/19/26)(a)	16,534	15,123,809
2.77%, 09/01/53 (Call 03/01/53)(a)	7,480	4,300,466
2.80%, 08/15/41 (Call 02/15/41)	15,006	10,055,030
3.00%, 02/22/29 (Call 12/22/28)	9,996	8,755,332
3.00%, 01/15/52 (Call 07/15/51)(a)	12,967	7,974,258
3.15%, 02/21/40 (Call 08/21/39)	21,042	14,987,198

Security	Par (000)	Value

Biotechnology (continued)
3.20%, 11/02/27 (Call 08/02/27)(a)	$11,390	$10,447,767
3.35%, 02/22/32 (Call 11/22/31)	10,844	9,228,314
3.38%, 02/21/50 (Call 08/21/49)(a)	25,795	17,146,091
4.05%, 08/18/29 (Call 06/18/29)	16,450	15,177,824
4.20%, 03/01/33 (Call 12/01/32)	11,590	10,416,457
4.20%, 02/22/52 (Call 08/22/51)	12,186	9,312,734
4.40%, 05/01/45 (Call 11/01/44)	26,312	21,192,466
4.40%, 02/22/62 (Call 08/22/61)(a)	16,004	12,155,985
4.56%, 06/15/48 (Call 12/15/47)	16,376	13,346,250
4.66%, 06/15/51 (Call 12/15/50)(a)	38,885	32,139,413
4.88%, 03/01/53 (Call 09/01/52)(a)	15,443	13,126,125
Biogen Inc.
2.25%, 05/01/30 (Call 02/01/30)(a)	20,875	16,361,257
3.15%, 05/01/50 (Call 11/01/49)	25,530	15,720,539
5.20%, 09/15/45 (Call 03/15/45)(a)	7,038	6,082,340
Gilead Sciences Inc.
1.20%, 10/01/27 (Call 08/01/27)	10,807	8,885,915
1.65%, 10/01/30 (Call 07/01/30)(a)	14,441	11,131,803
2.60%, 10/01/40 (Call 04/01/40)(a)	17,526	11,578,233
2.80%, 10/01/50 (Call 04/01/50)(a)	18,931	11,551,265
2.95%, 03/01/27 (Call 12/01/26)(a)	14,699	13,370,369
3.65%, 03/01/26 (Call 12/01/25)(a)	28,316	26,818,820
4.00%, 09/01/36 (Call 03/01/36)(a)	7,046	5,896,171
4.15%, 03/01/47 (Call 09/01/46)	17,761	13,866,855
4.50%, 02/01/45 (Call 08/01/44)(a)	19,989	16,526,505
4.60%, 09/01/35 (Call 03/01/35)	10,237	9,236,121
4.75%, 03/01/46 (Call 09/01/45)(a)	26,934	23,071,864
4.80%, 04/01/44 (Call 10/01/43)	20,048	17,244,780
5.65%, 12/01/41 (Call 06/01/41)	10,557	10,118,530
Regeneron Pharmaceuticals Inc.
1.75%, 09/15/30 (Call 06/15/30)	17,739	13,370,931
2.80%, 09/15/50 (Call 03/15/50)(a)	8,225	4,819,509
Royalty Pharma PLC
1.75%, 09/02/27 (Call 07/02/27)(a)	11,006	9,071,871
2.20%, 09/02/30 (Call 06/02/30)	12,740	9,652,353
3.30%, 09/02/40 (Call 03/02/40)	13,033	8,657,445
3.55%, 09/02/50 (Call 03/02/50)(a)	11,583	7,099,923

		555,671,131

Building Materials — 0.2%
Carrier Global Corp.
2.49%, 02/15/27 (Call 12/15/26)(a)	7,096	6,249,904
2.70%, 02/15/31 (Call 11/15/30)(a)	10,181	8,146,951
2.72%, 02/15/30 (Call 11/15/29)(a)	25,798	21,173,920
3.38%, 04/05/40 (Call 10/05/39)(a)	19,290	13,773,500
3.58%, 04/05/50 (Call 10/05/49)(a)	20,602	13,833,664
Martin Marietta Materials Inc.
2.40%, 07/15/31 (Call 04/15/31)(a)	13,242	10,148,445
3.20%, 07/15/51 (Call 01/15/51)	8,862	5,533,423

		78,859,807

Chemicals — 1.1%
Air Products and Chemicals Inc.
2.05%, 05/15/30 (Call 02/15/30)(a)	12,485	10,084,715
2.70%, 05/15/40 (Call 11/15/39)	7,315	5,070,806
2.80%, 05/15/50 (Call 11/15/49)(a)	12,835	8,205,518
Celanese U.S. Holdings LLC
6.17%, 07/15/27 (Call 06/15/27)	24,786	23,384,582
6.33%, 07/15/29 (Call 05/15/29)	7,253	6,738,618
6.38%, 07/15/32 (Call 04/15/32)(a)	12,769	11,596,340

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
CF Industries Inc.
4.95%, 06/01/43	$11,211	$9,042,789
5.15%, 03/15/34(a)	10,445	9,422,831
5.38%, 03/15/44	8,082	6,862,775
Dow Chemical Co. (The)
2.10%, 11/15/30 (Call 08/15/30)(a)	7,479	5,710,590
3.60%, 11/15/50 (Call 05/15/50)(a)	11,506	7,511,386
4.38%, 11/15/42 (Call 05/15/42)(a)	11,712	8,952,551
5.25%, 11/15/41 (Call 05/15/41)(a)	10,929	9,433,713
5.55%, 11/30/48 (Call 05/30/48)	10,582	9,181,992
6.90%, 05/15/53	2,224	2,250,722
7.38%, 11/01/29(a)	13,843	14,978,512
DuPont de Nemours Inc.
4.49%, 11/15/25 (Call 09/15/25)(a)	16,074	15,729,762
4.73%, 11/15/28 (Call 08/15/28)(a)	28,690	27,430,457
5.32%, 11/15/38 (Call 05/15/38)(a)	20,748	18,859,849
5.42%, 11/15/48 (Call 05/15/48)(a)	21,870	19,168,670
Eastman Chemical Co., 4.65%, 10/15/44 (Call 04/15/44)	11,721	8,877,918
Ecolab Inc.
2.70%, 11/01/26 (Call 08/01/26)(a)	4,721	4,319,239
2.70%, 12/15/51 (Call 06/15/51)(a)	12,224	7,363,618
International Flavors & Fragrances Inc., 5.00%, 09/26/48 (Call 03/26/48)(a)	5,575	4,455,836
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)(a)	13,198	10,333,494
5.25%, 07/15/43(a)	7,987	6,562,747
LYB International Finance III LLC
3.38%, 10/01/40 (Call 04/01/40)(a)	10,080	6,710,241
3.63%, 04/01/51 (Call 10/01/50)(a)	11,115	6,928,595
4.20%, 10/15/49 (Call 04/15/49)(a)	10,854	7,489,408
4.20%, 05/01/50 (Call 11/01/49)	12,147	8,366,125
LyondellBasell Industries NV, 4.63%, 02/26/55 (Call 08/26/54)	11,507	8,202,978
Nutrien Ltd.
4.20%, 04/01/29 (Call 01/01/29)	9,354	8,564,272
5.00%, 04/01/49 (Call 10/01/48)(a)	8,208	6,972,140
Sherwin-Williams Co. (The)
2.95%, 08/15/29 (Call 05/15/29)(a)	10,668	9,042,140
3.45%, 06/01/27 (Call 03/01/27)(a)	15,931	14,637,653
4.50%, 06/01/47 (Call 12/01/46)(a)	15,273	12,041,340
Westlake Corp., 3.60%, 08/15/26 (Call 05/15/26)(a)	6,765	6,233,408

		366,718,330

Commercial Services — 0.8%
Automatic Data Processing Inc.
1.25%, 09/01/30 (Call 06/01/30)(a)	14,850	11,352,323
1.70%, 05/15/28 (Call 03/15/28)	9,599	8,160,921
Equifax Inc.
2.35%, 09/15/31 (Call 06/15/31)(a)	13,206	9,763,299
5.10%, 12/15/27 (Call 11/15/27)	10,170	9,800,922
Global Payments Inc.
1.20%, 03/01/26 (Call 02/01/26)	12,840	10,953,509
2.15%, 01/15/27 (Call 12/15/26)(a)	11,359	9,691,602
2.90%, 05/15/30 (Call 02/15/30)(a)	11,948	9,524,868
2.90%, 11/15/31 (Call 08/15/31)	11,379	8,699,022
3.20%, 08/15/29 (Call 05/15/29)(a)	16,855	14,003,225
4.15%, 08/15/49 (Call 02/15/49)(a)	7,621	5,146,043
4.80%, 04/01/26 (Call 01/01/26)(a)	8,886	8,516,274
5.40%, 08/15/32 (Call 05/15/32)	4,830	4,457,406
5.95%, 08/15/52 (Call 02/15/52)	8,768	7,574,642

Security	Par (000)	Value

Commercial Services (continued)
Massachusetts Institute of Technology, 5.60%, 07/01/2111	$7,626	$7,240,936
PayPal Holdings Inc.
2.30%, 06/01/30 (Call 03/01/30)(a)	13,700	11,050,282
2.65%, 10/01/26 (Call 08/01/26)	11,680	10,659,077
2.85%, 10/01/29 (Call 07/01/29)	17,496	14,884,050
3.25%, 06/01/50 (Call 12/01/49)(a)	10,908	7,103,155
4.40%, 06/01/32 (Call 03/01/32)(a)	12,584	11,539,298
5.05%, 06/01/52 (Call 12/01/51)(a)	12,362	10,705,700
Quanta Services Inc., 2.90%, 10/01/30 (Call 07/01/30)	15,434	12,164,690
RELX Capital Inc.
3.00%, 05/22/30 (Call 02/22/30)(a)	9,841	8,189,370
4.00%, 03/18/29 (Call 12/18/28)	10,764	9,783,466
S&P Global Inc.
2.45%, 03/01/27 (Call 02/01/27)(a)(c)	15,166	13,585,286
2.70%, 03/01/29 (Call 01/01/29)(a)(c)	19,146	16,410,115
2.90%, 03/01/32 (Call 12/01/31)(a)(c)	19,385	15,924,820
3.70%, 03/01/52 (Call 09/01/51)(a)(c)	14,384	10,477,615
4.25%, 05/01/29 (Call 02/01/29)(a)(c)	10,630	9,912,575

		287,274,491

Computers — 3.2%
Apple Inc.
0.70%, 02/08/26 (Call 01/08/26)	22,494	19,700,511
1.25%, 08/20/30 (Call 05/20/30)	14,795	11,360,693
1.40%, 08/05/28 (Call 06/05/28)	19,627	16,256,854
1.65%, 05/11/30 (Call 02/11/30)	19,292	15,417,802
1.65%, 02/08/31 (Call 11/08/30)	34,316	26,874,912
1.70%, 08/05/31 (Call 05/05/31)(a)	13,525	10,499,409
2.05%, 09/11/26 (Call 07/11/26)	22,990	20,785,452
2.20%, 09/11/29 (Call 06/11/29)(a)	19,107	16,142,774
2.38%, 02/08/41 (Call 08/08/40)(a)	16,044	10,761,410
2.40%, 08/20/50 (Call 02/20/50)	16,080	9,517,538
2.45%, 08/04/26 (Call 05/04/26)	24,274	22,338,967
2.55%, 08/20/60 (Call 02/20/60)(a)	19,475	11,128,257
2.65%, 05/11/50 (Call 11/11/49)	27,944	17,506,388
2.65%, 02/08/51 (Call 08/08/50)(a)	33,686	20,852,756
2.70%, 08/05/51 (Call 02/05/51)(a)	19,927	12,501,554
2.80%, 02/08/61 (Call 08/08/60)	22,540	13,348,278
2.85%, 08/05/61 (Call 02/05/61)	15,718	9,405,282
2.90%, 09/12/27 (Call 06/12/27)(a)	16,539	15,179,211
2.95%, 09/11/49 (Call 03/11/49)(a)	17,268	11,629,925
3.00%, 06/20/27 (Call 03/20/27)(a)	10,240	9,542,270
3.00%, 11/13/27 (Call 08/13/27)(a)	12,566	11,616,992
3.20%, 05/11/27 (Call 02/11/27)(a)	21,295	19,948,458
3.25%, 02/23/26 (Call 11/23/25)(a)	30,768	29,309,501
3.25%, 08/08/29 (Call 06/08/29)	19,269	17,529,601
3.35%, 02/09/27 (Call 11/09/26)(a)	24,502	23,235,060
3.35%, 08/08/32 (Call 05/08/32)(a)	19,719	17,362,136
3.45%, 02/09/45(a)	22,636	17,146,086
3.75%, 09/12/47 (Call 03/12/47)	10,510	8,245,077
3.75%, 11/13/47 (Call 05/13/47)	13,689	10,742,096
3.85%, 05/04/43(a)	34,501	28,077,804
3.85%, 08/04/46 (Call 02/04/46)	22,012	17,578,876
3.95%, 08/08/52 (Call 02/08/52)	21,214	16,819,762
4.10%, 08/08/62 (Call 02/08/62)	19,115	14,871,153
4.25%, 02/09/47 (Call 08/09/46)(a)	10,647	9,135,740
4.38%, 05/13/45(a)	23,305	20,295,327
4.45%, 05/06/44	9,173	8,193,013
4.50%, 02/23/36 (Call 08/23/35)(a)	12,471	11,914,399
4.65%, 02/23/46 (Call 08/23/45)(a)	46,358	41,695,804

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
Dell International LLC/EMC Corp.
3.38%, 12/15/41 (Call 06/15/41)(a)(c)	$13,023	$8,069,152
3.45%, 12/15/51 (Call 06/15/51)(a)(c)	12,736	7,212,064
4.90%, 10/01/26 (Call 08/01/26)	20,247	19,433,449
5.30%, 10/01/29 (Call 07/01/29)	19,882	18,601,939
6.02%, 06/15/26 (Call 03/15/26)(a)	46,385	46,299,754
6.20%, 07/15/30 (Call 04/15/30)(a)	7,136	6,984,314
8.10%, 07/15/36 (Call 01/15/36)	14,723	15,613,855
8.35%, 07/15/46 (Call 01/15/46)(a)	10,952	11,619,576
Hewlett Packard Enterprise Co.
1.75%, 04/01/26 (Call 03/01/26)(a)	6,403	5,666,396
6.20%, 10/15/35 (Call 04/15/35)(a)	10,016	9,678,017
6.35%, 10/15/45 (Call 04/15/45)(a)	18,050	16,307,731
HP Inc.
1.45%, 06/17/26 (Call 05/17/26)(a)	10,651	9,111,834
2.65%, 06/17/31 (Call 03/17/31)	12,412	9,100,591
3.00%, 06/17/27 (Call 04/17/27)(a)	11,430	10,065,188
3.40%, 06/17/30 (Call 03/17/30)(a)	6,258	5,095,905
4.00%, 04/15/29 (Call 02/15/29)(a)	12,903	11,294,889
4.20%, 04/15/32 (Call 01/15/32)	14,130	11,540,540
4.75%, 01/15/28 (Call 12/15/27)(a)	9,882	9,230,168
5.50%, 01/15/33 (Call 10/15/32)(a)	11,490	10,222,617
6.00%, 09/15/41(a)	14,980	13,319,776
International Business Machines Corp.
1.70%, 05/15/27 (Call 03/15/27)(a)	14,806	12,719,515
1.95%, 05/15/30 (Call 02/15/30)	7,949	6,263,930
2.95%, 05/15/50 (Call 11/15/49)(a)	10,337	6,272,656
3.30%, 05/15/26(a)	30,656	28,747,952
3.45%, 02/19/26(a)	14,597	13,848,621
3.50%, 05/15/29	34,729	31,021,759
4.00%, 06/20/42(a)	11,426	8,806,409
4.15%, 07/27/27 (Call 06/27/27)(a)	14,629	13,975,408
4.15%, 05/15/39	21,823	17,757,340
4.25%, 05/15/49(a)	32,220	24,947,891
4.40%, 07/27/32 (Call 04/27/32)(a)	17,506	16,001,146
4.90%, 07/27/52 (Call 01/27/52)(a)	11,493	9,683,641
Leidos Inc.
2.30%, 02/15/31 (Call 11/15/30)	13,183	9,748,263
4.38%, 05/15/30 (Call 02/15/30)	6,136	5,350,776
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(a)	17,794	16,447,026

		1,100,527,216

Cosmetics & Personal Care — 0.5%
GSK Consumer Healthcare Capital U.S. LLC
3.38%, 03/24/27	21,571	19,508,954
3.38%, 03/24/29	10,457	9,119,650
3.63%, 03/24/32	21,242	17,895,944
4.00%, 03/24/52	10,175	7,295,158
Procter & Gamble Co. (The)
1.00%, 04/23/26(a)	10,237	9,054,987
1.20%, 10/29/30	21,262	16,211,050
1.90%, 02/01/27(a)	8,661	7,765,922
1.95%, 04/23/31(a)	9,528	7,666,121
2.30%, 02/01/32(a)	7,430	6,118,413
2.45%, 11/03/26(a)	12,609	11,619,712
2.85%, 08/11/27(a)	9,541	8,781,803
3.00%, 03/25/30(a)	20,266	18,079,124
Unilever Capital Corp.
1.75%, 08/12/31 (Call 05/12/31)(a)	12,504	9,518,628
2.13%, 09/06/29 (Call 06/06/29)(a)	10,176	8,397,356

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
2.90%, 05/05/27 (Call 02/05/27)(a)	$11,214	$10,246,337
3.50%, 03/22/28 (Call 12/22/27)(a)	13,145	12,124,105
5.90%, 11/15/32(a)	11,356	11,820,289

		191,223,553

Diversified Financial Services — 3.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.75%, 01/30/26 (Call 12/30/25)	4,354	3,712,325
2.45%, 10/29/26 (Call 09/29/26)(a)	42,018	35,544,640
3.00%, 10/29/28 (Call 08/29/28)	45,434	36,689,550
3.30%, 01/30/32 (Call 10/30/31)(a)	40,342	30,209,849
3.40%, 10/29/33 (Call 07/29/33)	21,945	15,832,995
3.65%, 07/21/27 (Call 04/21/27)	14,089	12,251,390
3.85%, 10/29/41 (Call 04/29/41)(a)	18,340	12,158,087
Air Lease Corp.
1.88%, 08/15/26 (Call 07/15/26)(a)	17,364	14,565,008
2.20%, 01/15/27 (Call 12/15/26)(a)	12,446	10,411,318
2.88%, 01/15/26 (Call 12/15/25)(a)	8,348	7,422,457
2.88%, 01/15/32 (Call 10/15/31)	8,353	6,218,419
3.13%, 12/01/30 (Call 09/01/30)(a)	11,592	8,993,497
3.75%, 06/01/26 (Call 04/01/26)	12,087	10,958,379
Ally Financial Inc.
2.20%, 11/02/28 (Call 09/02/28)(a)	9,463	7,275,533
4.75%, 06/09/27 (Call 05/09/27)(a)	9,886	9,022,754
8.00%, 11/01/31(a)	22,318	22,858,319
American Express Co.
1.65%, 11/04/26 (Call 10/04/26)(a)	14,498	12,470,289
2.55%, 03/04/27 (Call 02/01/27)	29,517	25,933,438
3.13%, 05/20/26 (Call 04/20/26)(a)	16,396	15,174,352
3.30%, 05/03/27 (Call 04/03/27)(a)	10,100	9,143,622
4.05%, 05/03/29 (Call 03/03/29)(a)	8,402	7,578,407
4.05%, 12/03/42(a)	10,438	8,023,992
4.20%, 11/06/25 (Call 10/06/25)(a)	4,382	4,244,305
5.85%, 11/05/27	4,960	4,956,429
Brookfield Finance Inc.
3.50%, 03/30/51 (Call 09/30/50)	8,992	5,374,196
3.90%, 01/25/28 (Call 10/25/27)(a)	12,560	11,244,717
4.35%, 04/15/30 (Call 01/15/30)(a)	11,087	9,748,826
4.70%, 09/20/47 (Call 03/20/47)	10,212	7,621,494
4.85%, 03/29/29 (Call 12/29/28)	13,393	12,364,094
Capital One Financial Corp.
3.65%, 05/11/27 (Call 04/11/27)(a)	14,550	13,195,724
3.75%, 07/28/26 (Call 06/28/26)(a)	20,349	18,601,235
3.75%, 03/09/27 (Call 02/09/27)(a)	17,271	15,737,283
3.80%, 01/31/28 (Call 12/31/27)	14,028	12,537,849
Charles Schwab Corp. (The)
0.90%, 03/11/26 (Call 02/11/26)(a)	12,322	10,663,796
1.15%, 05/13/26 (Call 04/13/26)	7,998	6,933,650
1.65%, 03/11/31 (Call 12/11/30)(a)	9,808	7,267,854
1.95%, 12/01/31 (Call 09/01/31)	11,787	8,811,305
2.00%, 03/20/28 (Call 01/20/28)(a)	16,457	14,029,653
2.30%, 05/13/31 (Call 02/13/31)(a)	12,619	9,861,171
2.45%, 03/03/27 (Call 02/03/27)	19,780	17,646,759
2.90%, 03/03/32 (Call 12/03/31)	12,695	10,297,895
CME Group Inc.
2.65%, 03/15/32 (Call 12/15/31)	11,367	9,138,444
5.30%, 09/15/43 (Call 03/15/43)(a)	11,344	10,777,502
Discover Financial Services, 4.10%, 02/09/27 (Call 11/09/26)	13,394	12,182,260

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Intercontinental Exchange Inc.
1.85%, 09/15/32 (Call 06/15/32)(a)	$21,737	$15,723,798
2.10%, 06/15/30 (Call 03/15/30)	14,310	11,328,625
2.65%, 09/15/40 (Call 03/15/40)(a)	16,684	10,923,520
3.00%, 06/15/50 (Call 12/15/49)(a)	14,902	9,313,476
3.00%, 09/15/60 (Call 03/15/60)(a)	16,224	9,429,392
3.75%, 12/01/25 (Call 09/01/25)(a)	8,709	8,359,446
4.00%, 09/15/27 (Call 08/15/27)(a)	22,076	20,913,425
4.25%, 09/21/48 (Call 03/21/48)	14,037	10,916,071
4.35%, 06/15/29 (Call 04/15/29)(a)	13,945	13,192,737
4.60%, 03/15/33 (Call 12/15/32)(a)	18,964	17,390,460
4.95%, 06/15/52 (Call 12/15/51)(a)	19,229	16,687,828
5.20%, 06/15/62 (Call 12/15/61)(a)	10,580	9,426,316
Jefferies Group LLC/Jefferies Group Capital Finance Inc.
2.63%, 10/15/31 (Call 07/15/31)	8,176	5,796,518
4.15%, 01/23/30(a)	16,199	13,698,113
4.85%, 01/15/27(a)	12,537	11,762,751
Mastercard Inc.
2.00%, 11/18/31 (Call 08/18/31)	10,250	8,054,501
2.95%, 11/21/26 (Call 08/21/26)(a)	6,444	5,986,589
2.95%, 06/01/29 (Call 03/01/29)(a)	13,223	11,707,451
3.30%, 03/26/27 (Call 01/26/27)	12,303	11,525,821
3.35%, 03/26/30 (Call 12/26/29)(a)	19,045	17,104,619
3.65%, 06/01/49 (Call 12/01/48)	10,271	7,791,756
3.85%, 03/26/50 (Call 09/26/49)(a)	17,343	13,590,375
Nomura Holdings Inc.
1.65%, 07/14/26(a)	14,074	11,955,942
2.17%, 07/14/28(a)	14,832	11,727,484
2.33%, 01/22/27(a)	17,166	14,628,010
2.61%, 07/14/31	14,032	10,193,082
2.68%, 07/16/30(a)	13,299	10,008,044
3.00%, 01/22/32	9,097	6,753,827
3.10%, 01/16/30(a)	18,175	14,327,047
Raymond James Financial Inc.
3.75%, 04/01/51 (Call 10/01/50)	9,697	6,611,525
4.95%, 07/15/46	9,672	8,217,116
Synchrony Financial
2.88%, 10/28/31 (Call 07/28/31)(a)	5,671	3,992,111
3.95%, 12/01/27 (Call 09/01/27)(a)	8,611	7,405,733
Visa Inc.
1.10%, 02/15/31 (Call 11/15/30)	10,909	8,145,407
1.90%, 04/15/27 (Call 02/15/27)(a)	18,864	16,633,547
2.00%, 08/15/50 (Call 02/15/50)(a)	17,755	9,836,140
2.05%, 04/15/30 (Call 01/15/30)(a)	15,686	12,929,847
2.70%, 04/15/40 (Call 10/15/39)(a)	11,659	8,268,429
2.75%, 09/15/27 (Call 06/15/27)(a)	9,001	8,171,321
3.15%, 12/14/25 (Call 09/14/25)	37,358	35,601,778
3.65%, 09/15/47 (Call 03/15/47)	9,227	7,014,462
4.15%, 12/14/35 (Call 06/14/35)(a)	16,575	14,947,791
4.30%, 12/14/45 (Call 06/14/45)(a)	40,244	34,255,970

		1,077,933,262

Electric — 2.8%
AES Corp. (The)
1.38%, 01/15/26 (Call 12/15/25)	2,062	1,782,365
2.45%, 01/15/31 (Call 10/15/30)	15,346	11,604,906
Ameren Corp., 3.50%, 01/15/31 (Call 10/15/30)	6,434	5,459,944
Avangrid Inc., 3.80%, 06/01/29 (Call 03/01/29)(a)	10,690	9,359,789
Berkshire Hathaway Energy Co.
2.85%, 05/15/51 (Call 11/15/50)(a)	19,324	11,594,680

Security	Par (000)	Value

Electric (continued)
3.70%, 07/15/30 (Call 04/15/30)	$11,298	$10,113,840
3.80%, 07/15/48 (Call 01/15/48)	7,750	5,655,404
4.25%, 10/15/50 (Call 04/15/50)(a)	9,546	7,408,363
4.45%, 01/15/49 (Call 07/15/48)	11,976	9,630,532
4.50%, 02/01/45 (Call 08/01/44)	8,161	6,638,679
4.60%, 05/01/53 (Call 11/01/52)(a)(c)	13,504	11,118,148
5.15%, 11/15/43 (Call 05/15/43)	7,497	6,621,745
6.13%, 04/01/36	16,920	17,148,049
Commonwealth Edison Co., 4.00%, 03/01/48 (Call 09/01/47)(a)	8,395	6,450,928
Connecticut Light & Power Co. (The), 4.00%, 04/01/48 (Call 10/01/47)	7,391	5,762,497
Consolidated Edison Co. of New York Inc.
2.40%, 06/15/31 (Call 03/15/31)(a)	12,008	9,457,972
3.60%, 06/15/61 (Call 12/15/60)(a)	11,623	7,696,254
4.45%, 03/15/44 (Call 09/15/43)(a)	9,681	7,763,729
4.63%, 12/01/54 (Call 06/01/54)(a)	7,468	5,931,060
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)(a)	9,072	6,716,891
Constellation Energy Generation LLC
5.60%, 06/15/42 (Call 12/15/41)	7,393	6,482,626
6.25%, 10/01/39(a)	12,441	11,960,888
Dominion Energy Inc.
Series C, 2.25%, 08/15/31 (Call 05/15/31)(a)	16,171	12,463,561
Series C, 3.38%, 04/01/30 (Call 01/01/30)(a)	16,449	14,111,114
Duke Energy Carolinas LLC
3.20%, 08/15/49 (Call 02/15/49)	6,046	3,972,274
5.30%, 02/15/40	8,658	8,068,283
Duke Energy Corp.
2.45%, 06/01/30 (Call 03/01/30)(a)	9,085	7,241,524
2.55%, 06/15/31 (Call 03/15/31)(a)	12,357	9,675,745
2.65%, 09/01/26 (Call 06/01/26)(a)	11,385	10,293,259
3.15%, 08/15/27 (Call 05/15/27)	5,897	5,315,047
3.30%, 06/15/41 (Call 12/15/40)(a)	8,226	5,587,802
3.50%, 06/15/51 (Call 12/15/50)(a)	7,981	5,194,400
3.75%, 09/01/46 (Call 03/01/46)	16,989	11,683,162
4.30%, 03/15/28 (Call 02/15/28)(a)	9,937	9,321,601
4.50%, 08/15/32 (Call 05/15/32)	15,699	14,155,281
5.00%, 08/15/52 (Call 02/15/52)(a)	14,656	12,102,895
Duke Energy Florida LLC, 6.40%, 06/15/38	10,524	10,921,577
Emera U.S. Finance LP
3.55%, 06/15/26 (Call 03/15/26)(a)	8,671	8,003,875
4.75%, 06/15/46 (Call 12/15/45)(a)	12,764	9,500,001
Entergy Corp., 2.95%, 09/01/26 (Call 06/01/26)(a)	13,261	12,056,987
Entergy Louisiana LLC, 4.20%, 09/01/48 (Call 03/01/48)(a)	9,881	7,625,453
Evergy Inc., 2.90%, 09/15/29 (Call 06/15/29)	7,225	5,958,359
Exelon Corp.
3.40%, 04/15/26 (Call 01/15/26)(a)	9,584	8,959,536
4.05%, 04/15/30 (Call 01/15/30)	15,006	13,455,678
4.45%, 04/15/46 (Call 10/15/45)	8,421	6,600,234
4.70%, 04/15/50 (Call 10/15/49)(a)	9,328	7,513,478
Florida Power & Light Co.
2.45%, 02/03/32 (Call 11/03/31)(a)	18,339	14,752,986
2.88%, 12/04/51 (Call 06/04/51)(a)	13,107	8,343,900
3.15%, 10/01/49 (Call 04/01/49)	11,062	7,441,503
3.95%, 03/01/48 (Call 09/01/47)	10,852	8,442,624
Georgia Power Co.
4.30%, 03/15/42(a)	14,611	11,771,506
5.13%, 05/15/52 (Call 11/15/51)(a)	9,356	8,383,530
Series A, 3.25%, 03/15/51 (Call 09/15/50)(a)	10,811	6,952,664

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
MidAmerican Energy Co.
3.65%, 04/15/29 (Call 01/15/29)(a)	$8,270	$7,537,078
4.25%, 07/15/49 (Call 01/15/49)	9,738	7,771,049
NextEra Energy Capital Holdings Inc.
1.88%, 01/15/27 (Call 12/15/26)	11,850	10,328,027
1.90%, 06/15/28 (Call 04/15/28)	18,004	14,871,509
2.25%, 06/01/30 (Call 03/01/30)(a)	26,454	20,991,381
2.44%, 01/15/32 (Call 10/15/31)(a)	13,267	10,237,794
2.75%, 11/01/29 (Call 08/01/29)	9,901	8,278,099
3.55%, 05/01/27 (Call 02/01/27)(a)	17,320	15,940,166
4.63%, 07/15/27 (Call 06/15/27)(a)	14,111	13,564,900
5.00%, 07/15/32 (Call 04/15/32)(a)	14,298	13,608,633
Pacific Gas and Electric Co.
2.10%, 08/01/27 (Call 06/01/27)(a)	9,760	8,023,647
2.50%, 02/01/31 (Call 11/01/30)(a)	19,770	14,747,433
3.00%, 06/15/28 (Call 04/15/28)(a)	7,816	6,443,720
3.15%, 01/01/26(a)	16,097	14,507,940
3.25%, 06/01/31 (Call 03/01/31)(a)	6,249	4,865,457
3.30%, 12/01/27 (Call 09/01/27)(a)	13,777	11,672,273
3.30%, 08/01/40 (Call 02/01/40)(a)	12,086	7,867,105
3.50%, 08/01/50 (Call 02/01/50)(a)	19,112	11,667,876
3.75%, 07/01/28(a)	8,995	7,662,952
3.95%, 12/01/47 (Call 06/01/47)(a)	9,783	6,418,687
4.50%, 07/01/40 (Call 01/01/40)	21,821	16,172,166
4.55%, 07/01/30 (Call 01/01/30)(a)	34,524	30,270,642
4.95%, 07/01/50 (Call 01/01/50)	35,365	26,385,307
PacifiCorp, 2.90%, 06/15/52 (Call 12/15/51)	11,599	7,068,355
Public Service Co. of Colorado, 1.88%, 06/15/31 (Call 12/15/30)	6,184	4,759,512
Public Service Enterprise Group Inc., 2.45%, 11/15/31 (Call 08/15/31)(a)	10,629	8,128,172
San Diego Gas & Electric Co.
Series VVV, 1.70%, 10/01/30 (Call 07/01/30)(a)	9,206	7,026,233
Series WWW, 2.95%, 08/15/51 (Call 02/15/51)(a)	10,041	6,319,211
Sempra Energy
3.25%, 06/15/27 (Call 03/15/27)(a)	11,747	10,620,157
3.40%, 02/01/28 (Call 11/01/27)	12,168	10,854,410
3.80%, 02/01/38 (Call 08/01/37)	11,505	8,730,412
4.00%, 02/01/48 (Call 08/01/47)	9,140	6,500,610
6.00%, 10/15/39(a)	7,602	7,220,032
Southern California Edison Co.
3.65%, 02/01/50 (Call 08/01/49)(a)	14,574	9,783,159
4.00%, 04/01/47 (Call 10/01/46)(a)	20,212	14,489,126
4.65%, 10/01/43 (Call 04/01/43)(a)	9,369	7,561,721
Series 20A, 2.95%, 02/01/51 (Call 08/01/50)(a)	4,372	2,570,058
Series C, 4.13%, 03/01/48 (Call 09/01/47)	14,692	10,683,859
Southern Co. (The)
3.25%, 07/01/26 (Call 04/01/26)(a)	18,174	16,811,739
4.40%, 07/01/46 (Call 01/01/46)	18,240	14,155,172
Series A, 3.70%, 04/30/30 (Call 01/30/30)	13,051	11,392,254
Series B, 4.00%, 01/15/51 (Call 10/15/25)(a)(b)	14,886	12,984,314
Virginia Electric & Power Co.
2.45%, 12/15/50 (Call 06/15/50)(a)	10,545	5,892,313
2.95%, 11/15/51 (Call 05/15/51)	10,002	6,194,908
Series A, 3.15%, 01/15/26 (Call 10/15/25)	4,472	4,180,443
Series A, 3.50%, 03/15/27 (Call 12/15/26)(a)	11,002	10,218,244

		962,207,383

Electrical Components & Equipment — 0.1%
Emerson Electric Co.
0.88%, 10/15/26 (Call 09/15/26)(a)	8,671	7,403,245

Security	Par (000)	Value

Electrical Components & Equipment (continued)
2.00%, 12/21/28 (Call 10/21/28)(a)	$15,173	$12,643,236
2.20%, 12/21/31 (Call 09/21/31)(a)	9,543	7,497,910
2.80%, 12/21/51 (Call 06/21/51)	13,535	8,315,336

		35,859,727

Electronics — 0.3%
Amphenol Corp.
2.20%, 09/15/31 (Call 06/15/31)	5,902	4,506,848
2.80%, 02/15/30 (Call 11/15/29)	12,234	10,162,513
Honeywell International Inc.
1.10%, 03/01/27 (Call 02/01/27)(a)	11,086	9,489,630
1.75%, 09/01/31 (Call 06/01/31)(a)	14,526	11,231,666
1.95%, 06/01/30 (Call 03/01/30)(a)	14,220	11,524,396
2.50%, 11/01/26 (Call 08/01/26)(a)	17,618	16,114,672
2.70%, 08/15/29 (Call 05/15/29)	10,521	9,157,607
2.80%, 06/01/50 (Call 12/01/49)(a)	6,132	4,123,098
5.00%, 02/15/33	16,000	15,842,880

		92,153,310

Entertainment — 0.6%
Magallanes Inc.
3.76%, 03/15/27 (Call 02/15/27)(a)(c)	45,555	40,499,447
4.05%, 03/15/29 (Call 01/15/29)(a)(c)	16,709	14,139,632
4.28%, 03/15/32 (Call 12/15/31)(a)(c)	52,874	42,651,949
5.05%, 03/15/42 (Call 09/15/41)(c)	47,492	34,649,379
5.14%, 03/15/52 (Call 09/15/51)(c)	74,064	51,684,400
5.39%, 03/15/62 (Call 09/15/61)(c)	29,441	20,547,928

		204,172,735

Environmental Control — 0.2%
Republic Services Inc.
1.75%, 02/15/32 (Call 11/15/31)(a)	7,645	5,668,148
3.95%, 05/15/28 (Call 02/15/28)	8,370	7,778,039
Waste Connections Inc.
2.95%, 01/15/52 (Call 07/15/51)	10,837	6,727,933
4.20%, 01/15/33 (Call 10/15/32)	9,520	8,595,570
Waste Management Inc.
1.50%, 03/15/31 (Call 12/15/30)(a)	17,322	13,132,861
3.15%, 11/15/27 (Call 08/15/27)(a)	6,354	5,793,475
4.15%, 04/15/32 (Call 01/15/32)(a)	11,757	10,813,262

		58,509,288

Food — 1.3%
Campbell Soup Co., 4.15%, 03/15/28 (Call 12/15/27)	10,447	9,798,647
Conagra Brands Inc.
1.38%, 11/01/27 (Call 09/01/27)	11,023	8,900,109
4.60%, 11/01/25 (Call 09/01/25)(a)	5,789	5,623,334
4.85%, 11/01/28 (Call 08/01/28)(a)	19,108	18,042,622
5.30%, 11/01/38 (Call 05/01/38)	8,686	7,587,138
5.40%, 11/01/48 (Call 05/01/48)(a)	14,257	12,243,608
Diageo Capital PLC, 5.50%, 01/24/33	4,936	4,976,179
General Mills Inc.
2.88%, 04/15/30 (Call 01/15/30)(a)	10,359	8,729,244
3.20%, 02/10/27 (Call 11/10/26)(a)	7,197	6,659,273
4.20%, 04/17/28 (Call 01/17/28)(a)	17,851	16,895,861
Hormel Foods Corp.
1.70%, 06/03/28 (Call 04/03/28)(a)	9,166	7,715,858
1.80%, 06/11/30 (Call 03/11/30)(a)	12,231	9,709,138
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
2.50%, 01/15/27 (Call 12/15/26)(c)	7,384	6,304,090
3.63%, 01/15/32 (Call 01/15/27)(a)(c)	6,049	4,736,570
Kellogg Co., 3.25%, 04/01/26(a)	4,288	4,015,570

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)(a)	$18,846	$17,342,560
3.88%, 05/15/27 (Call 02/15/27)(a)	13,302	12,414,624
4.38%, 06/01/46 (Call 12/01/45)(a)	37,034	28,936,916
4.88%, 10/01/49 (Call 04/01/49)(a)	17,597	14,620,467
5.00%, 06/04/42(a)	18,233	15,688,063
5.20%, 07/15/45 (Call 01/15/45)(a)	23,511	20,543,912
5.50%, 06/01/50 (Call 12/01/49)(a)	8,922	8,149,411
6.88%, 01/26/39	10,128	10,449,249
Kroger Co. (The)
2.65%, 10/15/26 (Call 07/15/26)	9,616	8,610,257
3.95%, 01/15/50 (Call 07/15/49)(a)	6,893	4,983,591
4.45%, 02/01/47 (Call 08/01/46)(a)	11,597	9,135,492
McCormick & Co. Inc./MD, 3.40%, 08/15/27 (Call 05/15/27)	9,129	8,302,501
Mondelez International Inc.
2.63%, 03/17/27 (Call 02/17/27)	5,735	5,108,015
2.63%, 09/04/50 (Call 03/04/50)	12,356	7,215,421
2.75%, 04/13/30 (Call 01/13/30)(a)	11,722	9,745,258
3.00%, 03/17/32 (Call 12/17/31)	10,343	8,458,073
Sysco Corp.
3.15%, 12/14/51 (Call 06/14/51)(a)	12,106	7,523,234
3.25%, 07/15/27 (Call 04/15/27)(a)	8,531	7,716,627
3.30%, 07/15/26 (Call 04/15/26)(a)	12,565	11,621,845
5.95%, 04/01/30 (Call 01/01/30)(a)	14,181	14,410,636
6.60%, 04/01/50 (Call 10/01/49)(a)	12,629	12,959,423
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)(a)	14,997	13,808,377
4.00%, 03/01/26 (Call 01/01/26)(a)	10,204	9,754,279
4.35%, 03/01/29 (Call 12/01/28)(a)	15,631	14,648,531
4.55%, 06/02/47 (Call 12/02/46)(a)	10,864	8,845,231
5.10%, 09/28/48 (Call 03/28/48)(a)	17,075	15,007,834

		437,937,068

Gas — 0.2%
Atmos Energy Corp., 4.13%, 10/15/44 (Call 04/15/44)(a)	6,062	4,689,564
NiSource Inc.
1.70%, 02/15/31 (Call 11/15/30)(a)	11,404	8,358,389
2.95%, 09/01/29 (Call 06/01/29)(a)	10,668	8,937,351
3.49%, 05/15/27 (Call 02/15/27)(a)	13,227	12,094,499
3.60%, 05/01/30 (Call 02/01/30)	11,450	9,872,250
3.95%, 03/30/48 (Call 09/30/47)(a)	7,856	5,641,859
4.38%, 05/15/47 (Call 11/15/46)(a)	12,621	9,709,243
4.80%, 02/15/44 (Call 08/15/43)	6,783	5,534,701

		64,837,856

Hand & Machine Tools — 0.0%
Stanley Black & Decker Inc.
2.30%, 03/15/30 (Call 12/15/29)	12,702	10,174,501
2.75%, 11/15/50 (Call 05/15/50)	9,542	5,431,673

		15,606,174

Health Care - Products — 0.9%
Abbott Laboratories
3.75%, 11/30/26 (Call 08/30/26)(a)	19,022	18,242,790
4.75%, 11/30/36 (Call 05/30/36)(a)	15,008	14,333,308
4.90%, 11/30/46 (Call 05/30/46)	38,398	35,770,770
Baxter International Inc.
1.92%, 02/01/27 (Call 01/01/27)	18,543	15,937,987
2.27%, 12/01/28 (Call 10/01/28)(a)	15,442	12,695,579
2.54%, 02/01/32 (Call 11/01/31)(a)	20,645	15,751,260

Security	Par (000)	Value

Health Care - Products (continued)
2.60%, 08/15/26 (Call 05/15/26)(a)	$6,348	$5,704,637
3.13%, 12/01/51 (Call 06/01/51)	11,101	6,747,264
Boston Scientific Corp., 2.65%, 06/01/30 (Call 03/01/30)(a)	12,999	10,719,533
Danaher Corp.
2.60%, 10/01/50 (Call 04/01/50)	11,946	7,177,123
2.80%, 12/10/51 (Call 06/10/51)(a)	15,029	9,362,424
DH Europe Finance II Sarl
2.60%, 11/15/29 (Call 08/15/29)(a)	10,336	8,781,367
3.25%, 11/15/39 (Call 05/15/39)(a)	9,601	7,097,901
3.40%, 11/15/49 (Call 05/15/49)(a)	9,781	6,890,446
Medtronic Inc.
4.38%, 03/15/35	20,418	18,673,374
4.63%, 03/15/45(a)	21,451	18,799,832
PerkinElmer Inc., 3.30%, 09/15/29 (Call 06/15/29)	11,898	9,993,603
Stryker Corp.
1.95%, 06/15/30 (Call 03/15/30)(a)	15,312	12,012,690
3.38%, 11/01/25 (Call 08/01/25)(a)	4,256	4,052,855
3.50%, 03/15/26 (Call 12/15/25)(a)	7,607	7,204,701
4.63%, 03/15/46 (Call 09/15/45)	12,810	10,776,313
Thermo Fisher Scientific Inc.
2.00%, 10/15/31 (Call 07/15/31)(a)	17,385	13,604,161
2.60%, 10/01/29 (Call 07/01/29)(a)	11,346	9,719,882
2.80%, 10/15/41 (Call 04/15/41)(a)	13,463	9,284,817
4.10%, 08/15/47 (Call 02/15/47)(a)	11,054	9,004,712
Zimmer Biomet Holdings Inc., 2.60%, 11/24/31 (Call 08/24/31)(a)	11,476	8,874,021

		307,213,350

Health Care - Services — 2.9%
Aetna Inc.
3.88%, 08/15/47 (Call 02/15/47)(a)	11,103	7,984,762
6.63%, 06/15/36	12,506	12,574,901
Ascension Health
3.95%, 11/15/46	10,360	8,103,197
Series B, 2.53%, 11/15/29 (Call 08/15/29)(a)	11,880	9,884,800
Centene Corp.
2.45%, 07/15/28 (Call 05/15/28)	13,411	11,030,548
2.50%, 03/01/31 (Call 12/01/30)	14,065	10,777,447
2.63%, 08/01/31 (Call 05/01/31)	12,683	9,698,532
3.00%, 10/15/30 (Call 07/15/30)	12,916	10,381,752
3.38%, 02/15/30 (Call 02/15/25)	5,217	4,336,631
4.25%, 12/15/27 (Call 12/15/22)	14,115	13,021,088
4.63%, 12/15/29 (Call 12/15/24)	7,773	7,038,918
CommonSpirit Health
3.35%, 10/01/29 (Call 04/01/29)	6,887	5,774,432
4.19%, 10/01/49 (Call 04/01/49)	4,420	3,129,499
Elevance Health Inc.
1.50%, 03/15/26 (Call 02/15/26)(a)	7,090	6,255,440
2.25%, 05/15/30 (Call 02/15/30)	17,350	13,944,369
2.55%, 03/15/31 (Call 12/15/30)	7,932	6,389,497
2.88%, 09/15/29 (Call 06/15/29)	10,608	9,004,352
3.13%, 05/15/50 (Call 11/15/49)(a)	12,989	8,317,679
3.60%, 03/15/51 (Call 09/15/50)	12,376	8,691,979
3.65%, 12/01/27 (Call 09/01/27)	17,502	16,167,373
3.70%, 09/15/49 (Call 03/15/49)	8,875	6,333,723
4.10%, 03/01/28 (Call 12/01/27)	16,727	15,693,648
4.38%, 12/01/47 (Call 06/01/47)	15,187	12,196,403
4.55%, 03/01/48 (Call 09/01/47)	11,704	9,624,796
4.63%, 05/15/42	11,493	9,733,779
4.65%, 01/15/43(a)	10,677	8,979,553

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
4.65%, 08/15/44 (Call 02/15/44)(a)	$9,191	$7,676,345
6.10%, 10/15/52	1,995	2,026,630
HCA Inc.
2.38%, 07/15/31 (Call 04/15/31)(a)	9,385	6,989,876
3.13%, 03/15/27 (Call 02/15/27)(a)(c)	11,860	10,494,040
3.50%, 09/01/30 (Call 03/01/30)	30,314	25,113,524
3.50%, 07/15/51 (Call 01/15/51)(a)	15,694	9,722,850
3.63%, 03/15/32 (Call 12/15/31)(a)(c)	21,843	17,740,515
4.13%, 06/15/29 (Call 03/15/29)(a)	23,131	20,400,466
4.50%, 02/15/27 (Call 08/15/26)	14,137	13,239,580
4.63%, 03/15/52 (Call 09/15/51)(a)(c)	22,972	16,872,718
5.13%, 06/15/39 (Call 12/15/38)	11,844	9,848,147
5.25%, 06/15/26 (Call 12/15/25)(a)	14,535	14,094,043
5.25%, 06/15/49 (Call 12/15/48)(a)	22,604	18,322,158
5.38%, 09/01/26 (Call 03/01/26)(a)	10,237	9,955,552
5.50%, 06/15/47 (Call 12/15/46)	16,778	14,026,264
5.63%, 09/01/28 (Call 03/01/28)(a)	15,320	14,738,347
5.88%, 02/15/26 (Call 08/15/25)(a)	13,772	13,631,714
5.88%, 02/01/29 (Call 08/01/28)(a)	16,804	16,419,383
Humana Inc.
1.35%, 02/03/27 (Call 01/03/27)	7,615	6,383,111
2.15%, 02/03/32 (Call 11/03/31)(a)	15,264	11,475,474
3.70%, 03/23/29 (Call 02/23/29)	9,674	8,576,759
4.95%, 10/01/44 (Call 04/01/44)(a)	8,425	7,205,292
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)(a)	11,468	9,034,303
Series 2019, 3.27%, 11/01/49 (Call 05/01/49)	9,680	6,401,799
Series 2021, 2.81%, 06/01/41 (Call 12/01/40)(a)	14,817	9,904,988
Series 2021, 3.00%, 06/01/51 (Call 12/01/50)(a)	11,714	7,220,630
Laboratory Corp. of America Holdings, 4.70%, 02/01/45 (Call 08/01/44)(a)	12,671	10,244,064
Quest Diagnostics Inc., 2.95%, 06/30/30 (Call 03/30/30)(a)	13,520	11,292,687
UnitedHealth Group Inc.
1.15%, 05/15/26 (Call 04/15/26)(a)	12,089	10,615,448
2.00%, 05/15/30	18,478	14,811,983
2.30%, 05/15/31 (Call 02/15/31)(a)	16,777	13,437,253
2.75%, 05/15/40 (Call 11/15/39)	16,219	11,132,918
2.88%, 08/15/29	13,408	11,606,576
2.90%, 05/15/50 (Call 11/15/49)	15,517	9,929,754
2.95%, 10/15/27(a)	12,633	11,395,147
3.05%, 05/15/41 (Call 11/15/40)	17,449	12,332,252
3.10%, 03/15/26(a)	8,494	7,993,587
3.13%, 05/15/60 (Call 11/15/59)(a)	9,641	5,973,148
3.25%, 05/15/51 (Call 11/15/50)	24,750	16,755,329
3.45%, 01/15/27	9,290	8,708,995
3.50%, 08/15/39 (Call 02/15/39)	16,468	12,636,377
3.70%, 08/15/49 (Call 02/15/49)(a)	14,888	11,055,564
3.75%, 10/15/47 (Call 04/15/47)	11,462	8,599,973
3.85%, 06/15/28(a)	12,305	11,451,520
3.88%, 12/15/28(a)	5,600	5,209,444
3.88%, 08/15/59 (Call 02/15/59)	12,961	9,430,862
4.00%, 05/15/29 (Call 03/15/29)	9,230	8,578,812
4.20%, 05/15/32 (Call 02/15/32)(a)	17,717	16,316,429
4.20%, 01/15/47 (Call 07/15/46)	10,386	8,400,935
4.25%, 03/15/43 (Call 09/15/42)	9,026	7,461,440
4.25%, 06/15/48 (Call 12/15/47)(a)	14,785	12,028,872
4.45%, 12/15/48 (Call 06/15/48)(a)	13,067	10,882,723
4.63%, 07/15/35	9,654	8,902,177
4.75%, 07/15/45(a)	21,176	18,516,144

Security	Par (000)	Value

Health Care - Services (continued)
4.75%, 05/15/52 (Call 11/15/51)	$23,282	$20,332,159
4.95%, 05/15/62 (Call 11/15/61)(a)	9,078	7,996,157
5.25%, 02/15/28	4,990	4,999,416
5.30%, 02/15/30	11,800	12,617,656
5.35%, 02/15/33	16,935	16,951,976
5.80%, 03/15/36(a)	10,614	10,704,465
5.88%, 02/15/53	23,180	23,635,220
6.05%, 02/15/63(a)	17,341	17,812,642
6.88%, 02/15/38	13,353	14,619,733
Universal Health Services Inc., 2.65%, 10/15/30 (Call 07/15/30)(a)(c)	9,428	7,043,170

		994,996,613

Holding Companies - Diversified — 0.3%
Ares Capital Corp.
2.15%, 07/15/26 (Call 06/15/26)(a)	14,653	12,105,683
2.88%, 06/15/28 (Call 04/15/28)	16,031	12,532,226
3.88%, 01/15/26 (Call 12/15/25)	9,910	8,883,365
Blackstone Private Credit Fund
2.63%, 12/15/26 (Call 11/15/26)	10,931	9,044,151
3.25%, 03/15/27 (Call 02/15/27)(a)	12,776	10,744,690
Blackstone Secured Lending Fund, 3.63%, 01/15/26 (Call 12/15/25)(a)	7,780	7,029,446
FS KKR Capital Corp.
3.13%, 10/12/28 (Call 08/12/28)(a)	10,758	8,274,592
3.40%, 01/15/26 (Call 12/15/25)	4,964	4,372,241
Owl Rock Capital Corp.
2.88%, 06/11/28 (Call 04/11/28)(a)	9,597	7,232,325
3.40%, 07/15/26 (Call 06/15/26)(a)	15,320	13,068,109

		93,286,828

Home Builders — 0.0%
Lennar Corp., 4.75%, 11/29/27 (Call 05/29/27)(a)	11,287	10,431,382

Household Products & Wares — 0.0%
Kimberly-Clark Corp., 3.10%, 03/26/30 (Call 12/26/29)(a)	10,212	8,934,547

Insurance — 1.8%
American International Group Inc.
3.90%, 04/01/26 (Call 01/01/26)(a)	7,911	7,535,357
4.38%, 06/30/50 (Call 12/30/49)(a)	13,432	10,458,597
4.75%, 04/01/48 (Call 10/01/47)	9,622	7,970,874
4.80%, 07/10/45 (Call 01/10/45)(a)	9,807	8,085,974
Aon Corp.
2.80%, 05/15/30 (Call 02/15/30)(a)	17,437	14,246,805
3.75%, 05/02/29 (Call 02/02/29)(a)	5,836	5,192,008
Aon Corp./Aon Global Holdings PLC, 3.90%, 02/28/52 (Call 08/28/51)(a)	11,774	8,295,621
Aon Global Ltd., 3.88%, 12/15/25 (Call 09/15/25)	7,289	6,935,527
Arch Capital Group Ltd., 3.64%, 06/30/50 (Call 12/30/49)	12,650	8,102,720
Athene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)(a)	14,078	12,530,189
Berkshire Hathaway Finance Corp.
1.45%, 10/15/30 (Call 07/15/30)(a)	10,128	7,759,951
2.30%, 03/15/27 (Call 02/15/27)(a)	8,755	7,886,847
2.50%, 01/15/51 (Call 07/15/50)	11,594	6,635,484
2.85%, 10/15/50 (Call 04/15/50)(a)	24,317	14,958,780
2.88%, 03/15/32 (Call 12/15/31)(a)	7,555	6,263,862
3.85%, 03/15/52 (Call 09/15/51)	30,331	22,269,885
4.20%, 08/15/48 (Call 02/15/48)	24,846	20,061,880
4.25%, 01/15/49 (Call 07/15/48)(a)	21,312	17,267,773

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
5.75%, 01/15/40(a)	$10,209	$10,268,401
Berkshire Hathaway Inc.
3.13%, 03/15/26 (Call 12/15/25)(a)	25,628	24,291,300
4.50%, 02/11/43(a)	10,878	9,322,458
Brighthouse Financial Inc.
3.70%, 06/22/27 (Call 03/22/27)(a)	3,937	3,556,209
4.70%, 06/22/47 (Call 12/22/46)	11,493	7,945,984
Chubb Corp. (The), 6.00%, 05/11/37	10,472	10,732,654
Chubb INA Holdings Inc.
1.38%, 09/15/30 (Call 06/15/30)(a)	5,800	4,305,088
3.05%, 12/15/61 (Call 06/15/61)(a)	11,763	6,970,683
3.35%, 05/03/26 (Call 02/03/26)	17,487	16,463,537
4.35%, 11/03/45 (Call 05/03/45)(a)	16,475	13,432,870
Corebridge Financial Inc.
3.65%, 04/05/27 (Call 03/05/27)(c)	15,304	13,868,301
3.85%, 04/05/29 (Call 02/05/29)(a)(c)	12,866	11,235,871
3.90%, 04/05/32 (Call 01/05/32)(a)(c)	16,720	13,957,642
4.40%, 04/05/52 (Call 10/05/51)(a)(c)	16,003	11,668,808
Equitable Holdings Inc.
4.35%, 04/20/28 (Call 01/20/28)	16,739	15,532,548
5.00%, 04/20/48 (Call 10/20/47)	16,109	12,844,223
Everest Reinsurance Holdings Inc.
3.13%, 10/15/52 (Call 04/15/52)(a)	11,651	6,767,197
3.50%, 10/15/50 (Call 04/15/50)	11,828	7,462,018
Fairfax Financial Holdings Ltd., 5.63%, 08/16/32 (Call 05/16/32)(c)	8,304	7,538,967
Hartford Financial Services Group Inc. (The), 3.60%, 08/19/49 (Call 02/19/49)(a)	9,045	6,116,287
Manulife Financial Corp.
3.70%, 03/16/32 (Call 12/16/31)(a)	3,701	3,157,571
4.15%, 03/04/26(a)	8,788	8,453,518
5.38%, 03/04/46	6,908	6,260,544
Marsh & McLennan Companies Inc.
2.25%, 11/15/30 (Call 08/15/30)(a)	5,848	4,583,414
4.38%, 03/15/29 (Call 12/15/28)(a)	15,211	14,335,093
4.90%, 03/15/49 (Call 09/15/48)(a)	15,862	13,507,391
MetLife Inc.
4.05%, 03/01/45(a)	11,941	9,121,179
4.13%, 08/13/42(a)	10,161	7,956,429
4.55%, 03/23/30 (Call 12/23/29)(a)	7,602	7,223,607
4.60%, 05/13/46 (Call 11/13/45)(a)	8,473	7,050,836
4.88%, 11/13/43	8,521	7,347,844
5.00%, 07/15/52 (Call 01/15/52)(a)	12,560	10,964,939
5.70%, 06/15/35(a)	11,887	11,740,921
5.88%, 02/06/41	8,350	7,990,173
6.38%, 06/15/34(a)	11,781	12,288,974
Progressive Corp. (The), 4.13%, 04/15/47 (Call 10/15/46)(a)	8,906	6,950,070
Prudential Financial Inc.
3.70%, 03/13/51 (Call 09/13/50)(a)	17,528	12,438,498
3.91%, 12/07/47 (Call 06/07/47)(a)	9,623	7,085,464
3.94%, 12/07/49 (Call 06/07/49)	12,039	8,837,996
4.35%, 02/25/50 (Call 08/25/49)(a)	12,187	9,669,124
4.60%, 05/15/44(a)	3,505	2,881,402
5.70%, 12/14/36(a)	12,263	11,962,400
Travelers Companies Inc. (The)
3.05%, 06/08/51 (Call 12/08/50)(a)	11,063	7,013,579
5.35%, 11/01/40(a)	6,219	5,829,628
6.25%, 06/15/37	13,060	13,576,920

Security	Par (000)	Value

Insurance (continued)
Willis North America Inc., 4.65%, 06/15/27 (Call 05/15/27)(a)	$10,185	$9,588,100

		634,554,794

Internet — 2.3%
Alphabet Inc.
0.80%, 08/15/27 (Call 06/15/27)(a)	13,816	11,614,936
1.10%, 08/15/30 (Call 05/15/30)(a)	25,500	19,570,391
1.90%, 08/15/40 (Call 02/15/40)	13,910	8,786,812
2.00%, 08/15/26 (Call 05/15/26)(a)	20,564	18,710,848
2.05%, 08/15/50 (Call 02/15/50)(a)	27,066	15,477,708
2.25%, 08/15/60 (Call 02/15/60)(a)	25,726	14,081,834
Amazon.com Inc.
1.00%, 05/12/26 (Call 04/12/26)	31,599	27,653,634
1.20%, 06/03/27 (Call 04/03/27)	14,936	12,696,541
1.50%, 06/03/30 (Call 03/03/30)	25,030	19,548,325
1.65%, 05/12/28 (Call 03/12/28)	26,771	22,590,098
2.10%, 05/12/31 (Call 02/12/31)	34,342	27,471,316
2.50%, 06/03/50 (Call 12/03/49)(a)	25,675	15,283,765
2.70%, 06/03/60 (Call 12/03/59)(a)	24,152	13,694,660
2.88%, 05/12/41 (Call 11/12/40)	22,948	16,277,221
3.10%, 05/12/51 (Call 11/12/50)(a)	39,764	26,891,936
3.15%, 08/22/27 (Call 05/22/27)	38,569	35,708,573
3.25%, 05/12/61 (Call 11/12/60)	21,212	13,720,887
3.30%, 04/13/27 (Call 03/13/27)(a)	23,618	22,166,360
3.45%, 04/13/29 (Call 02/13/29)(a)	16,794	15,414,275
3.60%, 04/13/32 (Call 01/13/32)(a)	28,903	25,854,875
3.88%, 08/22/37 (Call 02/22/37)	34,489	29,296,105
3.95%, 04/13/52 (Call 10/13/51)(a)	27,947	21,906,678
4.05%, 08/22/47 (Call 02/22/47)(a)	39,031	31,587,777
4.10%, 04/13/62 (Call 10/13/61)	16,221	12,417,435
4.25%, 08/22/57 (Call 02/22/57)(a)	24,309	19,550,336
4.80%, 12/05/34 (Call 06/05/34)(a)	13,457	13,072,519
4.95%, 12/05/44 (Call 06/05/44)(a)	17,669	16,484,636
5.20%, 12/03/25 (Call 09/03/25)(a)	3,590	3,639,294
Booking Holdings Inc.
3.60%, 06/01/26 (Call 03/01/26)	14,142	13,347,139
4.63%, 04/13/30 (Call 01/13/30)(a)	17,018	16,011,812
eBay Inc.
1.40%, 05/10/26 (Call 04/10/26)	11,074	9,635,770
2.60%, 05/10/31 (Call 02/10/31)(a)	6,769	5,307,261
2.70%, 03/11/30 (Call 12/11/29)(a)	13,888	11,294,447
3.60%, 06/05/27 (Call 03/05/27)(a)	11,260	10,360,830
3.65%, 05/10/51 (Call 11/10/50)(a)	10,073	6,636,739
4.00%, 07/15/42 (Call 01/15/42)(a)	11,758	8,623,251
Expedia Group Inc.
2.95%, 03/15/31 (Call 12/15/30)(a)	7,785	5,901,595
3.25%, 02/15/30 (Call 11/15/29)(a)	14,665	11,813,552
3.80%, 02/15/28 (Call 11/15/27)(a)	11,022	9,797,985
4.63%, 08/01/27 (Call 05/01/27)	7,994	7,478,031
5.00%, 02/15/26 (Call 11/15/25)(a)	6,130	5,923,823
Meta Platforms Inc.
3.50%, 08/15/27 (Call 07/15/27)(c)	35,263	32,351,038
3.85%, 08/15/32 (Call 05/15/32)(c)	34,289	29,166,467
4.45%, 08/15/52 (Call 02/15/52)(c)	32,243	23,978,371
4.65%, 08/15/62 (Call 02/15/62)(c)	17,449	12,864,394
Netflix Inc.
4.38%, 11/15/26(a)	11,985	11,441,970
4.88%, 04/15/28	18,644	17,721,681
5.88%, 11/15/28(a)	22,627	22,457,298

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
6.38%, 05/15/29(a)	$5,113	$5,201,966

		808,485,195

Lodging — 0.2%
Marriott International Inc./MD
5.00%, 10/15/27 (Call 09/15/27)	11,273	10,857,112
Series FF, 4.63%, 06/15/30 (Call 03/15/30)(a)	15,912	14,297,612
Series GG, 3.50%, 10/15/32 (Call 07/15/32)	7,899	6,311,255
Series HH, 2.85%, 04/15/31 (Call 01/15/31)	11,025	8,560,662
Series R, 3.13%, 06/15/26 (Call 03/15/26)	6,093	5,566,845
Sands China Ltd.
4.30%, 01/08/26 (Call 12/08/25)	2,400	1,954,248
5.90%, 08/08/28 (Call 05/08/28)(a)	18,615	14,781,985

		62,329,719

Machinery — 0.4%
Caterpillar Financial Services Corp.
0.80%, 11/13/25(a)	2,318	2,052,323
0.90%, 03/02/26(a)	10,447	9,154,818
1.10%, 09/14/27(a)	10,269	8,547,287
Caterpillar Inc.
2.60%, 04/09/30 (Call 01/09/30)(a)	12,550	10,595,129
3.25%, 09/19/49 (Call 03/19/49)	12,669	8,961,743
3.25%, 04/09/50 (Call 10/09/49)(a)	11,607	8,219,214
3.80%, 08/15/42(a)	21,162	17,041,993
5.20%, 05/27/41	9,719	9,388,621
Deere & Co.
3.75%, 04/15/50 (Call 10/15/49)(a)	10,148	7,899,397
3.90%, 06/09/42 (Call 12/09/41)(a)	15,803	13,103,868
John Deere Capital Corp.
0.70%, 01/15/26(a)	7,382	6,454,747
4.15%, 09/15/27	7,822	7,514,336
Otis Worldwide Corp.
2.57%, 02/15/30 (Call 11/15/29)(a)	15,409	12,540,028
3.11%, 02/15/40 (Call 08/15/39)(a)	10,653	7,359,429
Westinghouse Air Brake Technologies Corp.
3.45%, 11/15/26 (Call 08/15/26)(a)	3,831	3,429,097
4.95%, 09/15/28 (Call 06/15/28)(a)	12,623	11,762,465

		144,024,495

Manufacturing — 0.7%
3M Co.
2.38%, 08/26/29 (Call 05/26/29)(a)	9,196	7,584,917
2.88%, 10/15/27 (Call 07/15/27)(a)	9,820	8,839,974
3.25%, 08/26/49 (Call 02/26/49)(a)	11,346	7,487,871
3.38%, 03/01/29 (Call 12/01/28)(a)	6,720	6,009,314
4.00%, 09/14/48 (Call 03/14/48)(a)	12,920	9,763,743
Eaton Corp.
4.15%, 03/15/33 (Call 12/15/32)	15,449	13,694,517
4.15%, 11/02/42(a)	12,684	10,198,832
GE Capital Funding LLC, 4.55%, 05/15/32 (Call 02/15/32)(a)	7,604	7,001,864
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35(a)	79,799	70,300,980
General Electric Co.
5.88%, 01/14/38(a)	10,765	10,612,381
6.75%, 03/15/32	28,737	31,271,408
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)(a)	11,012	10,109,300
3.90%, 09/01/42 (Call 03/01/42)(a)	12,172	9,716,465
Parker-Hannifin Corp.
3.25%, 06/14/29 (Call 03/14/29)	14,604	12,652,790

Security	Par (000)	Value

Manufacturing (continued)
4.00%, 06/14/49 (Call 12/14/48)(a)	$8,194	$6,044,553
4.25%, 09/15/27 (Call 08/15/27)	14,355	13,609,144
4.50%, 09/15/29 (Call 07/15/29)	13,291	12,433,732
Trane Technologies Luxembourg Finance SA, 3.80%, 03/21/29 (Call 12/21/28)(a)	9,881	8,808,619

		256,140,404

Media — 4.2%
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25%, 01/15/29 (Call 11/15/28)	18,707	14,722,207
2.30%, 02/01/32 (Call 11/01/31)	11,269	8,027,116
2.80%, 04/01/31 (Call 01/01/31)	17,548	13,295,446
3.50%, 06/01/41 (Call 12/01/40)	18,838	11,919,485
3.50%, 03/01/42 (Call 09/01/41)	15,425	9,656,928
3.70%, 04/01/51 (Call 10/01/50)(a)	24,190	14,518,458
3.75%, 02/15/28 (Call 11/15/27)(a)	13,432	11,823,103
3.85%, 04/01/61 (Call 10/01/60)	22,061	12,729,662
3.90%, 06/01/52 (Call 12/01/51)(a)	27,393	16,928,217
3.95%, 06/30/62 (Call 12/30/61)	16,881	9,906,078
4.20%, 03/15/28 (Call 12/15/27)(a)	18,248	16,341,646
4.40%, 04/01/33 (Call 01/01/33)(a)	9,554	7,931,948
4.40%, 12/01/61 (Call 06/01/61)	16,666	10,593,556
4.80%, 03/01/50 (Call 09/01/49)(a)	31,227	22,064,436
5.05%, 03/30/29 (Call 12/30/28)	12,834	11,809,611
5.13%, 07/01/49 (Call 01/01/49)	13,922	10,253,229
5.25%, 04/01/53 (Call 10/01/52)(a)	17,745	13,375,691
5.38%, 04/01/38 (Call 10/01/37)(a)	11,674	9,410,422
5.38%, 05/01/47 (Call 11/01/46)(a)	28,889	22,214,402
5.50%, 04/01/63 (Call 10/01/62)	10,134	7,654,042
5.75%, 04/01/48 (Call 10/01/47)(a)	27,051	21,614,506
6.38%, 10/23/35 (Call 04/23/35)	21,904	19,974,095
6.48%, 10/23/45 (Call 04/23/45)(a)	37,385	32,903,223
Comcast Corp.
1.50%, 02/15/31 (Call 11/15/30)(a)	21,752	16,204,050
1.95%, 01/15/31 (Call 10/15/30)(a)	19,424	15,022,964
2.35%, 01/15/27 (Call 10/15/26)(a)	12,743	11,382,504
2.45%, 08/15/52 (Call 02/15/52)(a)	17,774	9,696,115
2.65%, 02/01/30 (Call 11/01/29)	15,237	12,744,666
2.65%, 08/15/62 (Call 02/15/62)(a)	15,980	8,356,457
2.80%, 01/15/51 (Call 07/15/50)	23,404	13,897,796
2.89%, 11/01/51 (Call 05/01/51)	58,450	35,135,172
2.94%, 11/01/56 (Call 05/01/56)(a)	66,103	38,179,414
2.99%, 11/01/63 (Call 05/01/63)	41,285	23,272,813
3.15%, 03/01/26 (Call 12/01/25)(a)	23,184	21,785,008
3.15%, 02/15/28 (Call 11/15/27)(a)	18,017	16,250,428
3.20%, 07/15/36 (Call 01/15/36)(a)	9,903	7,527,346
3.25%, 11/01/39 (Call 05/01/39)	17,135	12,418,113
3.30%, 02/01/27 (Call 11/01/26)(a)	16,923	15,671,336
3.30%, 04/01/27 (Call 02/01/27)	7,102	6,584,875
3.40%, 04/01/30 (Call 01/01/30)	16,323	14,267,765
3.40%, 07/15/46 (Call 01/15/46)(a)	16,522	11,204,353
3.45%, 02/01/50 (Call 08/01/49)(a)	21,370	14,451,559
3.55%, 05/01/28 (Call 02/01/28)	10,025	9,170,593
3.75%, 04/01/40 (Call 10/01/39)	19,776	15,206,207
3.90%, 03/01/38 (Call 09/01/37)	15,292	12,313,571
3.97%, 11/01/47 (Call 05/01/47)(a)	23,045	17,132,335
4.00%, 08/15/47 (Call 02/15/47)	11,653	8,754,468
4.00%, 03/01/48 (Call 09/01/47)(a)	11,430	8,588,030
4.00%, 11/01/49 (Call 05/01/49)(a)	20,454	15,051,299
4.05%, 11/01/52 (Call 05/01/52)(a)	8,991	6,657,861

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
4.15%, 10/15/28 (Call 07/15/28)	$45,788	$42,932,463
4.20%, 08/15/34 (Call 02/15/34)	10,822	9,455,639
4.25%, 10/15/30 (Call 07/15/30)	18,586	17,035,565
4.25%, 01/15/33	21,674	19,549,009
4.40%, 08/15/35 (Call 02/15/35)(a)	7,211	6,326,176
4.60%, 10/15/38 (Call 04/15/38)(a)	12,447	10,746,822
4.60%, 08/15/45 (Call 02/15/45)	10,153	8,256,968
4.70%, 10/15/48 (Call 04/15/48)	19,583	16,380,032
4.95%, 10/15/58 (Call 04/15/58)(a)	10,643	8,952,779
5.35%, 11/15/27	8,630	8,626,116
5.50%, 11/15/32	10,000	9,936,800
5.65%, 06/15/35	11,232	11,024,434
7.05%, 03/15/33	9,807	10,636,599
Discovery Communications LLC
3.63%, 05/15/30 (Call 02/15/30)	14,461	11,664,746
3.95%, 03/20/28 (Call 12/20/27)(a)	20,321	17,626,771
4.00%, 09/15/55 (Call 03/15/55)(a)	14,117	8,078,353
4.13%, 05/15/29 (Call 02/15/29)(a)	9,150	7,750,758
4.65%, 05/15/50 (Call 11/15/49)	12,238	8,058,089
5.20%, 09/20/47 (Call 03/20/47)(a)	14,937	10,634,506
5.30%, 05/15/49 (Call 11/15/48)	10,927	7,845,508
Fox Corp.
4.71%, 01/25/29 (Call 10/25/28)(a)	22,066	20,519,162
5.48%, 01/25/39 (Call 07/25/38)	15,789	13,526,130
5.58%, 01/25/49 (Call 07/25/48)(a)	17,576	14,678,215
Paramount Global
4.00%, 01/15/26 (Call 10/15/25)(a)	6,938	6,505,665
4.20%, 05/19/32 (Call 02/19/32)(a)	12,479	9,981,937
4.38%, 03/15/43	17,563	11,730,552
4.95%, 01/15/31 (Call 10/15/30)(a)	12,160	10,603,041
4.95%, 05/19/50 (Call 11/19/49)(a)	13,588	9,527,300
5.85%, 09/01/43 (Call 03/01/43)(a)	12,106	9,834,793
6.88%, 04/30/36(a)	11,336	10,541,913
7.88%, 07/30/30	12,758	13,273,266
Time Warner Cable Enterprises LLC, 8.38%, 07/15/33	11,206	11,863,277
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	11,458	7,833,071
5.50%, 09/01/41 (Call 03/01/41)(a)	13,403	10,461,454
5.88%, 11/15/40 (Call 05/15/40)	15,248	12,357,333
6.55%, 05/01/37(a)	16,653	14,934,472
6.75%, 06/15/39	16,914	15,025,834
7.30%, 07/01/38(a)	16,609	15,491,462
TWDC Enterprises 18 Corp.
1.85%, 07/30/26(a)	12,897	11,483,958
2.95%, 06/15/27(a)	10,281	9,345,036
3.00%, 02/13/26(a)	9,090	8,500,244
4.13%, 06/01/44(a)	13,596	10,991,012
Walt Disney Co. (The)
1.75%, 01/13/26(a)	16,630	15,055,713
2.00%, 09/01/29 (Call 06/01/29)(a)	22,906	18,686,321
2.20%, 01/13/28(a)	10,568	9,153,955
2.65%, 01/13/31(a)	24,404	20,191,767
2.75%, 09/01/49 (Call 03/01/49)(a)	25,282	15,452,338
3.50%, 05/13/40 (Call 11/13/39)(a)	24,638	18,798,725
3.60%, 01/13/51 (Call 07/13/50)(a)	28,098	20,406,206
3.80%, 03/22/30(a)	12,565	11,429,725
3.80%, 05/13/60 (Call 11/13/59)	13,280	9,492,398
4.63%, 03/23/40 (Call 09/23/39)	11,697	10,304,527
4.70%, 03/23/50 (Call 09/23/49)(a)	21,140	18,378,112
6.20%, 12/15/34(a)	14,066	14,657,442

Security	Par (000)	Value

Media (continued)
6.40%, 12/15/35	$11,411	$12,027,961
6.65%, 11/15/37(a)	16,403	17,745,876

		1,448,902,931

Mining — 0.5%
Barrick Gold Corp., 5.25%, 04/01/42(a)	9,037	8,013,445
Barrick North America Finance LLC
5.70%, 05/30/41(a)	11,221	10,517,444
5.75%, 05/01/43	5,999	5,611,969
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39(a)	11,660	11,171,284
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42(a)	14,989	12,295,487
5.00%, 09/30/43	24,733	22,626,505
Freeport-McMoRan Inc.
4.63%, 08/01/30 (Call 08/01/25)(a)	7,610	6,750,153
5.40%, 11/14/34 (Call 05/14/34)(a)	9,736	8,668,353
5.45%, 03/15/43 (Call 09/15/42)(a)	19,063	15,768,265
Newmont Corp.
2.25%, 10/01/30 (Call 07/01/30)	16,453	12,704,798
2.60%, 07/15/32 (Call 04/15/32)	5,444	4,164,519
4.88%, 03/15/42 (Call 09/15/41)(a)	13,757	11,644,504
6.25%, 10/01/39(a)	9,264	9,099,508
Rio Tinto Alcan Inc., 6.13%, 12/15/33(a)	8,256	8,551,195
Rio Tinto Finance USA Ltd.
2.75%, 11/02/51 (Call 05/02/51)	14,280	8,825,308
5.20%, 11/02/40(a)	11,102	10,551,424
7.13%, 07/15/28	10,664	11,444,840
Rio Tinto Finance USA PLC, 4.13%, 08/21/42 (Call 02/21/42)(a)	11,216	9,146,524

		187,555,525

Office & Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.
2.67%, 12/01/26 (Call 11/01/26)	10,068	8,667,811
3.57%, 12/01/31 (Call 09/01/31)	8,194	6,443,114

		15,110,925

Oil & Gas — 3.9%
BP Capital Markets America Inc.
1.75%, 08/10/30 (Call 05/10/30)(a)	12,698	9,831,195
2.72%, 01/12/32 (Call 10/12/31)(a)	27,185	22,011,814
2.77%, 11/10/50 (Call 05/10/50)(a)	17,720	10,671,838
2.94%, 06/04/51 (Call 12/04/50)(a)	25,755	15,983,950
3.00%, 02/24/50 (Call 08/24/49)(a)	23,004	14,520,932
3.00%, 03/17/52 (Call 09/17/51)(a)	17,696	11,013,955
3.02%, 01/16/27 (Call 10/16/26)	10,657	9,746,474
3.06%, 06/17/41 (Call 12/17/40)(a)	17,938	12,519,824
3.12%, 05/04/26 (Call 02/04/26)(a)	11,292	10,522,633
3.38%, 02/08/61 (Call 08/08/60)(a)	18,538	11,779,370
3.41%, 02/11/26 (Call 12/11/25)(a)	10,731	10,157,660
3.63%, 04/06/30 (Call 01/06/30)(a)	14,625	13,086,100
3.94%, 09/21/28 (Call 06/21/28)(a)	11,495	10,660,083
4.23%, 11/06/28 (Call 08/06/28)	21,818	20,540,999
BP Capital Markets PLC
3.28%, 09/19/27 (Call 06/19/27)	15,804	14,431,424
3.72%, 11/28/28 (Call 08/28/28)	9,831	8,982,022
Canadian Natural Resources Ltd.
3.85%, 06/01/27 (Call 03/01/27)(a)	12,138	11,166,960
4.95%, 06/01/47 (Call 12/01/46)(a)	7,711	6,454,980
6.25%, 03/15/38	12,704	12,229,071

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Cenovus Energy Inc.
3.75%, 02/15/52 (Call 08/15/51)(a)	$9,369	$6,215,799
5.40%, 06/15/47 (Call 12/15/46)(a)	11,878	10,100,470
6.75%, 11/15/39(a)	13,116	12,913,439
Chevron Corp.
2.00%, 05/11/27 (Call 03/11/27)(a)	13,556	11,990,443
2.24%, 05/11/30 (Call 02/11/30)(a)	18,886	15,650,503
2.95%, 05/16/26 (Call 02/16/26)	25,989	24,401,259
3.08%, 05/11/50 (Call 11/11/49)(a)	8,938	6,105,471
3.33%, 11/17/25 (Call 08/17/25)(a)	3,495	3,368,935
Chevron USA Inc.
1.02%, 08/12/27 (Call 06/12/27)(a)	8,998	7,554,145
2.34%, 08/12/50 (Call 02/12/50)(a)	7,401	4,367,471
ConocoPhillips Co.
3.76%, 03/15/42	16,423	12,838,692
3.80%, 03/15/52 (Call 09/15/51)(a)	12,671	9,442,552
4.03%, 03/15/62	16,115	11,894,357
4.30%, 11/15/44 (Call 05/15/44)	7,141	5,886,224
6.50%, 02/01/39	14,755	15,879,048
6.95%, 04/15/29(a)	12,562	13,626,705
Continental Resources Inc./OK, 4.38%, 01/15/28 (Call 10/15/27)(a)	12,334	11,049,249
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	9,789	8,013,198
5.00%, 06/15/45 (Call 12/15/44)	4,604	3,844,542
5.60%, 07/15/41 (Call 01/15/41)(a)	15,470	14,111,808
Diamondback Energy Inc.
3.13%, 03/24/31 (Call 12/24/30)(a)	18,172	14,868,098
3.25%, 12/01/26 (Call 10/01/26)(a)	4,157	3,811,252
3.50%, 12/01/29 (Call 09/01/29)(a)	7,850	6,779,022
4.25%, 03/15/52 (Call 09/15/51)	11,126	8,047,115
6.25%, 03/15/33	5,333	5,337,032
EOG Resources Inc.
4.15%, 01/15/26 (Call 10/15/25)	4,091	3,969,311
4.38%, 04/15/30 (Call 01/15/30)(a)	11,646	11,051,309
4.95%, 04/15/50 (Call 10/15/49)(a)	8,323	7,566,835
EQT Corp.
3.90%, 10/01/27 (Call 07/01/27)	13,449	12,096,819
7.00%, 02/01/30 (Call 11/01/29)(a)	11,409	11,690,927
Equinor ASA
1.75%, 01/22/26 (Call 12/22/25)(a)	4,753	4,285,348
2.38%, 05/22/30 (Call 02/22/30)(a)	7,786	6,436,556
3.13%, 04/06/30 (Call 01/06/30)(a)	14,744	12,901,112
3.25%, 11/18/49 (Call 05/18/49)	8,380	5,798,192
3.63%, 09/10/28 (Call 06/10/28)(a)	7,609	7,051,613
3.70%, 04/06/50 (Call 10/06/49)	11,358	8,541,253
3.95%, 05/15/43	9,905	7,860,923
4.80%, 11/08/43	7,499	6,662,557
5.10%, 08/17/40	7,256	6,760,501
Exxon Mobil Corp.
2.28%, 08/16/26 (Call 06/16/26)(a)	14,049	12,784,576
2.44%, 08/16/29 (Call 05/16/29)(a)	14,696	12,569,902
2.61%, 10/15/30 (Call 07/15/30)(a)	22,673	19,150,203
3.00%, 08/16/39 (Call 02/16/39)	11,175	8,176,295
3.04%, 03/01/26 (Call 12/01/25)	22,886	21,536,742
3.10%, 08/16/49 (Call 02/16/49)(a)	15,202	10,325,130
3.29%, 03/19/27 (Call 01/19/27)(a)	8,588	8,063,516
3.45%, 04/15/51 (Call 10/15/50)(a)	32,995	23,541,316
3.48%, 03/19/30 (Call 12/19/29)(a)	23,701	21,473,028
3.57%, 03/06/45 (Call 09/06/44)(a)	11,560	8,546,907

Security	Par (000)	Value

Oil & Gas (continued)
4.11%, 03/01/46 (Call 09/01/45)	$28,945	$23,288,247
4.23%, 03/19/40 (Call 09/19/39)	24,963	21,321,013
4.33%, 03/19/50 (Call 09/19/49)(a)	29,295	24,333,561
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)(a)	11,756	11,039,608
5.60%, 02/15/41(a)	17,285	15,483,053
6.00%, 01/15/40(a)	4,177	3,933,237
Marathon Oil Corp.
4.40%, 07/15/27 (Call 04/15/27)(a)	12,190	11,370,101
6.60%, 10/01/37	7,561	7,451,452
Marathon Petroleum Corp.
4.75%, 09/15/44 (Call 03/15/44)	8,782	6,917,802
6.50%, 03/01/41 (Call 09/01/40)(a)	14,311	13,945,627
Phillips 66
2.15%, 12/15/30 (Call 09/15/30)(a)	12,270	9,497,454
3.30%, 03/15/52 (Call 09/15/51)(a)	10,259	6,630,401
3.90%, 03/15/28 (Call 12/15/27)(a)	8,725	8,053,065
4.65%, 11/15/34 (Call 05/15/34)	12,603	11,289,969
4.88%, 11/15/44 (Call 05/15/44)	18,948	16,198,410
5.88%, 05/01/42(a)	18,033	17,447,290
Pioneer Natural Resources Co.
1.13%, 01/15/26 (Call 12/15/25)	4,337	3,782,627
1.90%, 08/15/30 (Call 05/15/30)	11,639	8,946,064
2.15%, 01/15/31 (Call 10/15/30)(a)	5,994	4,641,740
Shell International Finance BV
2.38%, 11/07/29 (Call 08/07/29)(a)	18,185	15,302,948
2.50%, 09/12/26(a)	11,910	10,866,628
2.75%, 04/06/30 (Call 01/06/30)(a)	20,966	17,923,993
2.88%, 05/10/26(a)	21,325	19,871,550
3.00%, 11/26/51 (Call 05/26/51)	12,117	7,839,488
3.13%, 11/07/49 (Call 05/07/49)	13,150	8,715,395
3.25%, 04/06/50 (Call 10/06/49)	22,610	15,541,099
3.75%, 09/12/46	14,334	10,690,557
3.88%, 11/13/28 (Call 08/13/28)(a)	18,400	17,215,075
4.00%, 05/10/46	23,671	18,572,174
4.13%, 05/11/35(a)	18,094	15,935,851
4.38%, 05/11/45(a)	35,162	29,008,130
4.55%, 08/12/43	12,353	10,537,997
5.50%, 03/25/40	10,800	10,521,743
6.38%, 12/15/38(a)	31,397	33,042,526
Suncor Energy Inc.
3.75%, 03/04/51 (Call 09/04/50)(a)	5,177	3,527,200
4.00%, 11/15/47 (Call 05/15/47)	5,543	4,031,582
6.50%, 06/15/38	14,839	14,560,055
6.80%, 05/15/38(a)	11,253	11,252,249
6.85%, 06/01/39	9,484	9,530,877
TotalEnergies Capital International SA
2.83%, 01/10/30 (Call 10/10/29)(a)	13,945	11,961,778
2.99%, 06/29/41 (Call 12/29/40)(a)	10,562	7,425,284
3.13%, 05/29/50 (Call 11/29/49)	27,660	18,281,382
3.39%, 06/29/60 (Call 12/29/59)	9,341	6,075,345
3.45%, 02/19/29 (Call 11/19/28)(a)	14,948	13,551,707
3.46%, 07/12/49 (Call 01/12/49)	13,784	9,705,194
TotalEnergies Capital SA, 3.88%, 10/11/28(a)	12,842	11,983,682
Valero Energy Corp.
3.65%, 12/01/51 (Call 06/01/51)	11,635	7,721,554
4.35%, 06/01/28 (Call 03/01/28)(a)	5,186	4,874,378
6.63%, 06/15/37(a)	18,873	18,891,073
7.50%, 04/15/32(a)	9,103	9,850,565

		1,373,628,764

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas Services — 0.4%
Baker Hughes Holdings LLC, 5.13%, 09/15/40	$13,962	$11,961,742
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc.
3.34%, 12/15/27 (Call 09/15/27)(a)	17,396	15,588,660
4.08%, 12/15/47 (Call 06/15/47)(a)	13,759	9,938,625
Halliburton Co.
2.92%, 03/01/30 (Call 12/01/29)(a)	17,468	14,691,867
4.75%, 08/01/43 (Call 02/01/43)(a)	9,370	7,506,143
4.85%, 11/15/35 (Call 05/15/35)	10,318	9,119,110
5.00%, 11/15/45 (Call 05/15/45)(a)	20,680	17,110,111
6.70%, 09/15/38	11,529	11,525,431
7.45%, 09/15/39	12,794	13,701,480
Schlumberger Investment SA, 2.65%, 06/26/30 (Call 03/26/30)(a)	17,636	14,720,744

		125,863,913

Packaging & Containers — 0.1%
Amcor Flexibles North America Inc., 2.69%, 05/25/31 (Call 02/25/31)	3,472	2,659,716
Berry Global Inc., 1.57%, 01/15/26 (Call 12/15/25)(a)	13,559	11,751,623
WRKCo Inc.
4.65%, 03/15/26 (Call 01/15/26)(a)	6,210	6,014,335
4.90%, 03/15/29 (Call 12/15/28)(a)	11,632	10,921,004

		31,346,678

Pharmaceuticals — 7.2%
AbbVie Inc.
2.95%, 11/21/26 (Call 09/21/26)(a)	39,995	36,528,869
3.20%, 05/14/26 (Call 02/14/26)	25,411	23,679,418
3.20%, 11/21/29 (Call 08/21/29)(a)	56,570	49,347,482
4.05%, 11/21/39 (Call 05/21/39)(a)	44,348	35,573,806
4.25%, 11/14/28 (Call 08/14/28)(a)	19,555	18,407,442
4.25%, 11/21/49 (Call 05/21/49)(a)	66,319	51,435,683
4.30%, 05/14/36 (Call 11/14/35)(a)	17,927	15,442,440
4.40%, 11/06/42(a)	30,368	24,753,339
4.45%, 05/14/46 (Call 11/14/45)	25,457	20,420,534
4.50%, 05/14/35 (Call 11/14/34)	28,433	25,232,201
4.55%, 03/15/35 (Call 09/15/34)	17,946	15,960,264
4.70%, 05/14/45 (Call 11/14/44)	27,217	22,607,042
4.75%, 03/15/45 (Call 09/15/44)(a)	12,198	10,241,497
4.85%, 06/15/44 (Call 12/15/43)	16,569	14,112,064
4.88%, 11/14/48 (Call 05/14/48)(a)	18,470	15,752,797
AmerisourceBergen Corp.
2.70%, 03/15/31 (Call 12/15/30)	10,822	8,617,872
3.45%, 12/15/27 (Call 09/15/27)(a)	11,298	10,300,291
Astrazeneca Finance LLC
1.20%, 05/28/26 (Call 04/28/26)(a)	10,113	8,817,183
1.75%, 05/28/28 (Call 03/28/28)	16,282	13,627,723
2.25%, 05/28/31 (Call 02/28/31)(a)	8,822	7,102,238
AstraZeneca PLC
0.70%, 04/08/26 (Call 03/08/26)(a)	14,197	12,188,000
1.38%, 08/06/30 (Call 05/06/30)(a)	17,170	13,117,727
3.00%, 05/28/51 (Call 11/28/50)	10,569	7,020,862
3.13%, 06/12/27 (Call 03/12/27)	9,302	8,558,986
3.38%, 11/16/25(a)	17,115	16,306,941
4.00%, 01/17/29 (Call 10/17/28)(a)	12,050	11,314,703
4.00%, 09/18/42(a)	11,979	9,817,705
4.38%, 11/16/45	9,319	7,861,672
4.38%, 08/17/48 (Call 02/17/48)	9,569	8,093,029
6.45%, 09/15/37	32,066	34,335,381

Security	Par (000)	Value

Pharmaceuticals (continued)
Becton Dickinson and Co.
1.96%, 02/11/31 (Call 11/11/30)(a)	$14,874	$11,390,048
2.82%, 05/20/30 (Call 02/20/30)(a)	9,766	8,147,467
3.70%, 06/06/27 (Call 03/06/27)(a)	18,223	16,920,356
4.67%, 06/06/47 (Call 12/06/46)(a)	18,111	15,145,786
4.69%, 12/15/44 (Call 06/15/44)(a)	11,569	9,711,989
Bristol-Myers Squibb Co.
0.75%, 11/13/25 (Call 10/13/25)(a)	5,599	4,948,537
1.13%, 11/13/27 (Call 09/13/27)(a)	15,396	12,772,114
1.45%, 11/13/30 (Call 08/13/30)(a)	14,640	11,196,938
2.35%, 11/13/40 (Call 05/13/40)(a)	11,754	7,652,215
2.55%, 11/13/50 (Call 05/13/50)(a)	18,634	11,198,046
2.95%, 03/15/32 (Call 12/15/31)(a)	19,735	16,640,919
3.20%, 06/15/26 (Call 04/15/26)	19,178	18,187,669
3.40%, 07/26/29 (Call 04/26/29)(a)	24,988	22,669,768
3.55%, 03/15/42 (Call 09/15/41)(a)	14,283	10,916,296
3.70%, 03/15/52 (Call 09/15/51)(a)	25,177	18,698,855
3.90%, 02/20/28 (Call 11/20/27)	19,740	18,711,984
3.90%, 03/15/62 (Call 09/15/61)	12,101	8,888,704
4.13%, 06/15/39 (Call 12/15/38)	25,314	21,445,841
4.25%, 10/26/49 (Call 04/26/49)(a)	40,833	33,278,732
4.35%, 11/15/47 (Call 05/15/47)	14,068	11,675,396
4.55%, 02/20/48 (Call 08/20/47)	11,006	9,392,936
Cardinal Health Inc., 3.41%, 06/15/27 (Call 03/15/27)	14,624	13,380,065
Cigna Corp.
1.25%, 03/15/26 (Call 02/15/26)(a)	12,173	10,622,547
2.38%, 03/15/31 (Call 12/15/30)(a)	15,982	12,659,139
2.40%, 03/15/30 (Call 12/15/29)	20,858	16,966,669
3.20%, 03/15/40 (Call 09/15/39)	10,295	7,321,404
3.40%, 03/01/27 (Call 12/01/26)	17,216	15,853,259
3.40%, 03/15/50 (Call 09/15/49)(a)	17,272	11,470,662
3.40%, 03/15/51 (Call 09/15/50)(a)	18,529	12,313,536
3.88%, 10/15/47 (Call 04/15/47)	9,887	7,120,750
4.13%, 11/15/25 (Call 09/15/25)	17,625	17,032,190
4.38%, 10/15/28 (Call 07/15/28)	41,648	39,204,087
4.50%, 02/25/26 (Call 11/27/25)(a)	12,360	12,062,876
4.80%, 08/15/38 (Call 02/15/38)	25,796	22,713,654
4.80%, 07/15/46 (Call 01/16/46)	15,173	12,652,580
4.90%, 12/15/48 (Call 06/15/48)(a)	34,535	29,302,540
CVS Health Corp.
1.30%, 08/21/27 (Call 06/21/27)(a)	23,576	19,520,204
1.75%, 08/21/30 (Call 05/21/30)	19,694	14,975,836
1.88%, 02/28/31 (Call 11/28/30)(a)	13,341	10,109,929
2.13%, 09/15/31 (Call 06/15/31)(a)	9,583	7,325,032
2.70%, 08/21/40 (Call 02/21/40)(a)	17,850	11,522,985
2.88%, 06/01/26 (Call 03/01/26)(a)	20,939	19,259,148
3.00%, 08/15/26 (Call 06/15/26)	9,641	8,832,310
3.25%, 08/15/29 (Call 05/15/29)(a)	19,359	16,780,319
3.63%, 04/01/27 (Call 02/01/27)(a)	7,415	6,904,801
3.75%, 04/01/30 (Call 01/01/30)	21,286	18,819,106
4.13%, 04/01/40 (Call 10/01/39)(a)	12,695	9,939,079
4.25%, 04/01/50 (Call 10/01/49)(a)	10,339	7,796,907
4.30%, 03/25/28 (Call 12/25/27)	53,311	50,048,202
4.78%, 03/25/38 (Call 09/25/37)(a)	53,923	46,784,695
5.05%, 03/25/48 (Call 09/25/47)(a)	91,603	77,873,771
5.13%, 07/20/45 (Call 01/20/45)	38,023	32,629,190
5.30%, 12/05/43 (Call 06/05/43)(a)	11,079	9,787,618
Eli Lilly & Co.
2.25%, 05/15/50 (Call 11/15/49)(a)	12,868	7,703,948
2.50%, 09/15/60 (Call 03/15/60)(a)	9,901	5,672,513

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
3.38%, 03/15/29 (Call 12/15/28)(a)	$14,102	$13,004,884
3.95%, 03/15/49 (Call 09/15/48)(a)	11,744	9,792,766
GlaxoSmithKline Capital Inc.
3.88%, 05/15/28(a)	22,856	21,466,463
6.38%, 05/15/38(a)	30,049	32,123,691
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29 (Call 03/01/29)(a)	9,622	8,667,213
Johnson & Johnson
0.95%, 09/01/27 (Call 07/01/27)	20,444	17,273,694
1.30%, 09/01/30 (Call 06/01/30)(a)	21,229	16,768,447
2.10%, 09/01/40 (Call 03/01/40)(a)	11,066	7,265,733
2.25%, 09/01/50 (Call 03/01/50)(a)	11,738	6,959,268
2.45%, 03/01/26 (Call 12/01/25)(a)	18,555	17,307,759
2.45%, 09/01/60 (Call 03/01/60)(a)	12,256	6,894,007
2.90%, 01/15/28 (Call 10/15/27)(a)	17,631	16,225,783
2.95%, 03/03/27 (Call 12/03/26)	11,575	10,770,176
3.40%, 01/15/38 (Call 07/15/37)	12,914	10,523,337
3.50%, 01/15/48 (Call 07/15/47)	8,710	6,668,677
3.55%, 03/01/36 (Call 09/01/35)(a)	9,271	7,922,374
3.63%, 03/03/37 (Call 09/03/36)	16,324	13,908,312
3.70%, 03/01/46 (Call 09/01/45)	21,243	16,955,736
3.75%, 03/03/47 (Call 09/03/46)(a)	11,993	9,573,903
4.38%, 12/05/33 (Call 06/05/33)(a)	10,266	9,762,607
5.95%, 08/15/37(a)	12,214	13,093,148
Mead Johnson Nutrition Co., 4.13%, 11/15/25 (Call 08/15/25)	4,420	4,270,526
Merck & Co. Inc.
0.75%, 02/24/26 (Call 01/24/26)(a)	5,793	5,069,975
1.45%, 06/24/30 (Call 03/24/30)(a)	17,553	13,614,939
1.70%, 06/10/27 (Call 05/10/27)(a)	16,887	14,709,166
1.90%, 12/10/28 (Call 10/10/28)(a)	13,494	11,310,006
2.15%, 12/10/31 (Call 09/10/31)	23,311	18,495,057
2.35%, 06/24/40 (Call 12/24/39)(a)	11,493	7,586,262
2.45%, 06/24/50 (Call 12/24/49)(a)	14,823	8,931,409
2.75%, 12/10/51 (Call 06/10/51)(a)	24,356	15,460,122
2.90%, 12/10/61 (Call 06/10/61)	14,649	8,877,807
3.40%, 03/07/29 (Call 12/07/28)(a)	23,621	21,544,936
3.70%, 02/10/45 (Call 08/10/44)(a)	23,255	18,003,877
3.90%, 03/07/39 (Call 09/07/38)(a)	13,954	11,627,176
4.00%, 03/07/49 (Call 09/07/48)	15,711	12,711,611
4.15%, 05/18/43(a)	14,563	12,131,883
Mylan Inc.
4.55%, 04/15/28 (Call 01/15/28)(a)	10,517	9,407,310
5.20%, 04/15/48 (Call 10/15/47)	8,567	5,712,371
Novartis Capital Corp.
2.00%, 02/14/27 (Call 12/14/26)	16,529	14,770,772
2.20%, 08/14/30 (Call 05/14/30)(a)	18,507	15,322,232
2.75%, 08/14/50 (Call 02/14/50)(a)	11,834	7,736,611
3.00%, 11/20/25 (Call 08/20/25)(a)	13,314	12,633,958
3.10%, 05/17/27 (Call 02/17/27)(a)	11,918	11,079,496
4.00%, 11/20/45 (Call 05/20/45)(a)	11,819	9,676,624
4.40%, 05/06/44	23,527	20,553,535
Pfizer Inc.
1.70%, 05/28/30 (Call 02/28/30)(a)	11,838	9,429,168
1.75%, 08/18/31 (Call 05/18/31)(a)	10,392	8,102,410
2.55%, 05/28/40 (Call 11/28/39)(a)	11,972	8,275,373
2.63%, 04/01/30 (Call 01/01/30)	18,442	15,752,852
2.70%, 05/28/50 (Call 11/28/49)(a)	13,823	8,986,363
2.75%, 06/03/26(a)	12,703	11,866,035
3.00%, 12/15/26(a)	18,416	17,193,373

Security	Par (000)	Value

Pharmaceuticals (continued)
3.45%, 03/15/29 (Call 12/15/28)	$17,066	$15,622,687
3.60%, 09/15/28 (Call 06/15/28)(a)	10,756	10,050,618
3.90%, 03/15/39 (Call 09/15/38)	9,217	7,753,441
4.00%, 12/15/36	6,370	5,591,682
4.00%, 03/15/49 (Call 09/15/48)(a)	11,519	9,497,852
4.13%, 12/15/46(a)	16,616	14,009,044
4.20%, 09/15/48 (Call 03/15/48)	12,528	10,626,078
4.30%, 06/15/43(a)	9,486	8,192,525
4.40%, 05/15/44(a)	12,513	10,909,385
7.20%, 03/15/39	30,444	35,658,747
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26 (Call 06/23/26)(a)	36,278	33,365,272
Takeda Pharmaceutical Co. Ltd.
2.05%, 03/31/30 (Call 12/31/29)	30,249	23,848,254
3.03%, 07/09/40 (Call 01/09/40)(a)	17,172	11,833,689
3.18%, 07/09/50 (Call 01/09/50)	22,932	14,730,790
3.38%, 07/09/60 (Call 01/09/60)(a)	12,867	7,962,035
5.00%, 11/26/28 (Call 08/26/28)(a)	20,323	19,602,983
Utah Acquisition Sub Inc.
3.95%, 06/15/26 (Call 03/15/26)(a)	25,340	23,088,419
5.25%, 06/15/46 (Call 12/15/45)	13,039	8,965,088
Viatris Inc.
2.30%, 06/22/27 (Call 04/22/27)(a)	8,647	7,072,081
2.70%, 06/22/30 (Call 03/22/30)(a)	17,334	12,959,741
3.85%, 06/22/40 (Call 12/22/39)(a)	17,325	10,804,069
4.00%, 06/22/50 (Call 12/22/49)	22,803	13,277,870
Wyeth LLC
5.95%, 04/01/37	24,618	25,644,046
6.50%, 02/01/34(a)	11,277	12,180,016
Zoetis Inc.
2.00%, 05/15/30 (Call 02/15/30)(a)	11,371	8,931,709
3.00%, 09/12/27 (Call 06/12/27)(a)	7,985	7,158,351
4.50%, 11/13/25 (Call 08/13/25)(a)	5,113	4,990,460
4.70%, 02/01/43 (Call 08/01/42)(a)	13,344	11,369,346

		2,508,594,829

Pipelines — 3.1%
Cheniere Corpus Christi Holdings LLC
3.70%, 11/15/29 (Call 05/18/29)	20,930	18,276,909
5.13%, 06/30/27 (Call 01/01/27)(a)	14,884	14,511,900
Enbridge Inc.
2.50%, 08/01/33 (Call 05/01/33)(a)	14,793	11,050,325
3.13%, 11/15/29 (Call 08/15/29)(a)	12,132	10,333,907
3.40%, 08/01/51 (Call 02/01/51)	10,853	7,023,089
4.25%, 12/01/26 (Call 09/01/26)	6,821	6,455,607
5.50%, 12/01/46 (Call 06/01/46)(a)	8,874	7,980,167
Energy Transfer LP
3.75%, 05/15/30 (Call 02/15/30)(a)	20,581	17,479,871
4.00%, 10/01/27 (Call 07/01/27)(a)	9,300	8,427,785
4.75%, 01/15/26 (Call 10/15/25)	7,894	7,572,814
4.95%, 05/15/28 (Call 02/15/28)(a)	9,545	8,839,564
4.95%, 06/15/28 (Call 03/15/28)(a)	8,274	7,704,075
5.00%, 05/15/50 (Call 11/15/49)(a)	23,735	18,032,842
5.15%, 03/15/45 (Call 09/15/44)(a)	12,353	9,613,463
5.25%, 04/15/29 (Call 01/15/29)	16,716	15,648,409
5.30%, 04/15/47 (Call 10/15/46)	8,683	6,811,906
5.35%, 05/15/45 (Call 11/15/44)(a)	9,007	7,119,595
5.40%, 10/01/47 (Call 04/01/47)(a)	14,935	11,862,360
5.50%, 06/01/27 (Call 03/01/27)(a)	11,065	10,767,535
6.00%, 06/15/48 (Call 12/15/47)	11,449	9,660,572
6.13%, 12/15/45 (Call 06/15/45)	12,722	10,915,591

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
6.25%, 04/15/49 (Call 10/15/48)(a)	$18,882	$16,487,668
6.50%, 02/01/42 (Call 08/01/41)(a)	13,032	12,019,639
Enterprise Products Operating LLC
2.80%, 01/31/30 (Call 10/31/29)	15,714	13,090,813
3.13%, 07/31/29 (Call 04/30/29)	18,179	15,602,145
3.20%, 02/15/52 (Call 08/15/51)(a)	12,070	7,462,952
3.30%, 02/15/53 (Call 08/15/52)(a)	13,060	8,183,312
3.70%, 02/15/26 (Call 11/15/25)	6,275	5,948,716
3.70%, 01/31/51 (Call 07/31/50)	13,757	9,281,123
3.95%, 01/31/60 (Call 07/31/59)	9,481	6,290,021
4.15%, 10/16/28 (Call 07/16/28)	14,482	13,342,313
4.20%, 01/31/50 (Call 07/31/49)	13,572	9,984,398
4.25%, 02/15/48 (Call 08/15/47)	13,944	10,367,713
4.45%, 02/15/43 (Call 08/15/42)(a)	12,690	10,014,872
4.80%, 02/01/49 (Call 08/01/48)	13,066	10,475,145
4.85%, 08/15/42 (Call 02/15/42)	8,115	6,747,179
4.85%, 03/15/44 (Call 09/15/43)(a)	14,500	11,931,605
4.90%, 05/15/46 (Call 11/15/45)	11,872	9,702,371
5.10%, 02/15/45 (Call 08/15/44)	12,947	10,874,616
5.95%, 02/01/41	9,401	8,867,829
Kinder Morgan Energy Partners LP
5.50%, 03/01/44 (Call 09/01/43)	8,875	7,492,222
6.95%, 01/15/38	12,267	12,176,170
Kinder Morgan Inc.
2.00%, 02/15/31 (Call 11/15/30)	5,810	4,344,648
3.60%, 02/15/51 (Call 08/15/50)	13,017	8,414,283
4.30%, 03/01/28 (Call 12/01/27)(a)	15,751	14,720,680
4.80%, 02/01/33 (Call 11/01/32)(a)	11,270	10,090,908
5.05%, 02/15/46 (Call 08/15/45)	9,738	7,860,520
5.20%, 03/01/48 (Call 09/01/47)	7,969	6,510,131
5.30%, 12/01/34 (Call 06/01/34)	9,110	8,221,770
5.45%, 08/01/52 (Call 02/01/52)	9,904	8,400,248
5.55%, 06/01/45 (Call 12/01/44)(a)	21,458	18,532,159
7.75%, 01/15/32	11,266	12,235,110
Magellan Midstream Partners LP, 3.95%, 03/01/50 (Call 09/01/49)(a)	7,692	5,240,560
MPLX LP
1.75%, 03/01/26 (Call 02/01/26)	11,368	9,918,022
2.65%, 08/15/30 (Call 05/15/30)	17,965	14,125,096
4.00%, 03/15/28 (Call 12/15/27)	14,964	13,529,608
4.13%, 03/01/27 (Call 12/01/26)	12,478	11,590,543
4.50%, 04/15/38 (Call 10/15/37)	20,378	16,265,127
4.70%, 04/15/48 (Call 10/15/47)	15,006	11,263,906
4.80%, 02/15/29 (Call 11/15/28)	7,313	6,767,765
4.95%, 09/01/32 (Call 06/01/32)	15,017	13,580,948
4.95%, 03/14/52 (Call 09/14/51)	15,370	11,858,922
5.20%, 03/01/47 (Call 09/01/46)	13,450	10,757,506
5.50%, 02/15/49 (Call 08/15/48)	22,467	18,751,282
ONEOK Inc.
3.10%, 03/15/30 (Call 12/15/29)(a)	9,824	7,948,390
3.40%, 09/01/29 (Call 06/01/29)(a)	8,603	7,194,961
4.55%, 07/15/28 (Call 04/15/28)	9,326	8,477,290
5.20%, 07/15/48 (Call 01/15/48)(a)	12,885	10,031,934
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29 (Call 09/15/29)(a)	14,755	12,283,425
3.80%, 09/15/30 (Call 06/15/30)(a)	7,385	6,158,196
4.50%, 12/15/26 (Call 09/15/26)(a)	8,695	8,170,170
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)(a)	18,641	17,012,280
4.50%, 05/15/30 (Call 11/15/29)(a)	18,896	17,188,115

Security	Par (000)	Value

Pipelines (continued)
5.00%, 03/15/27 (Call 09/15/26)	$16,720	$16,113,032
5.88%, 06/30/26 (Call 12/31/25)	15,288	15,220,430
Targa Resources Corp.
4.20%, 02/01/33 (Call 11/01/32)(a)	6,271	5,238,454
4.95%, 04/15/52 (Call 10/15/51)(a)	8,439	6,353,802
5.20%, 07/01/27 (Call 06/01/27)	9,710	9,361,702
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00%, 01/15/32 (Call 07/15/26)	11,794	9,699,162
4.88%, 02/01/31 (Call 02/01/26)	13,588	12,005,677
5.50%, 03/01/30 (Call 03/01/25)	11,199	10,320,771
6.50%, 07/15/27 (Call 12/01/22)(a)	10,632	10,551,941
TransCanada PipeLines Ltd.
2.50%, 10/12/31 (Call 07/12/31)	13,086	10,053,704
4.10%, 04/15/30 (Call 01/15/30)(a)	14,943	13,355,892
4.25%, 05/15/28 (Call 02/15/28)	17,012	15,770,241
4.63%, 03/01/34 (Call 12/01/33)	14,434	12,603,001
4.88%, 01/15/26 (Call 10/15/25)(a)	3,552	3,470,508
4.88%, 05/15/48 (Call 11/15/47)(a)	8,711	7,174,832
5.10%, 03/15/49 (Call 09/15/48)	9,267	7,869,908
6.10%, 06/01/40	9,431	8,955,132
6.20%, 10/15/37	11,359	11,029,478
7.63%, 01/15/39(a)	14,575	15,906,165
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26 (Call 11/01/25)	10,063	10,605,011
Williams Companies Inc. (The)
2.60%, 03/15/31 (Call 12/15/30)(a)	17,251	13,505,539
3.50%, 11/15/30 (Call 08/15/30)(a)	14,401	12,152,203
3.75%, 06/15/27 (Call 03/15/27)(a)	15,853	14,557,398
4.65%, 08/15/32 (Call 05/15/32)	11,407	10,278,087
4.85%, 03/01/48 (Call 09/01/47)(a)	7,554	6,055,325
5.10%, 09/15/45 (Call 03/15/45)(a)	11,295	9,288,676
5.30%, 08/15/52 (Call 02/15/52)(a)	11,535	9,725,116
6.30%, 04/15/40	13,429	12,958,464

		1,080,055,262

Real Estate Investment Trusts — 1.8%
Alexandria Real Estate Equities Inc.
1.88%, 02/01/33 (Call 11/01/32)	8,597	5,943,288
2.00%, 05/18/32 (Call 02/18/32)	10,095	7,264,045
2.95%, 03/15/34 (Call 12/15/33)(a)	13,076	9,824,562
3.00%, 05/18/51 (Call 11/18/50)(a)	11,798	6,784,974
3.38%, 08/15/31 (Call 05/15/31)	7,877	6,503,582
3.55%, 03/15/52 (Call 09/15/51)	11,738	7,577,873
American Tower Corp.
1.88%, 10/15/30 (Call 07/15/30)	8,804	6,496,729
2.10%, 06/15/30 (Call 03/15/30)(a)	8,705	6,620,921
2.75%, 01/15/27 (Call 11/15/26)(a)	10,453	9,159,002
2.90%, 01/15/30 (Call 10/15/29)(a)	8,946	7,293,077
2.95%, 01/15/51 (Call 07/15/50)	11,962	6,848,409
3.10%, 06/15/50 (Call 12/15/49)(a)	13,810	8,150,927
3.38%, 10/15/26 (Call 07/15/26)(a)	13,928	12,606,847
3.55%, 07/15/27 (Call 04/15/27)(a)	9,996	8,943,812
3.80%, 08/15/29 (Call 05/15/29)(a)	16,966	14,792,235
Boston Properties LP
2.45%, 10/01/33 (Call 07/01/33)(a)	15,391	10,570,271
2.55%, 04/01/32 (Call 01/01/32)	9,234	6,659,576
2.75%, 10/01/26 (Call 07/01/26)(a)	13,243	11,738,529
3.25%, 01/30/31 (Call 10/30/30)(a)	13,433	10,689,449
3.40%, 06/21/29 (Call 03/21/29)	15,247	12,631,275
3.65%, 02/01/26 (Call 11/03/25)	4,144	3,839,312

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
4.50%, 12/01/28 (Call 09/01/28)	$8,553	$7,704,376
Brixmor Operating Partnership LP
4.05%, 07/01/30 (Call 04/01/30)(a)	9,110	7,565,333
4.13%, 05/15/29 (Call 02/15/29)	3,498	2,990,522
Crown Castle Inc.
1.05%, 07/15/26 (Call 06/15/26)(a)	13,328	11,224,679
2.10%, 04/01/31 (Call 01/01/31)(a)	13,926	10,391,456
2.25%, 01/15/31 (Call 10/15/30)(a)	14,188	10,805,674
2.90%, 04/01/41 (Call 10/01/40)(a)	16,042	10,174,788
3.25%, 01/15/51 (Call 07/15/50)(a)	10,383	6,374,961
3.30%, 07/01/30 (Call 04/01/30)(a)	10,035	8,384,879
3.65%, 09/01/27 (Call 06/01/27)(a)	13,420	12,129,008
3.70%, 06/15/26 (Call 03/15/26)	6,128	5,694,972
3.80%, 02/15/28 (Call 11/15/27)	11,231	10,120,994
4.45%, 02/15/26 (Call 11/15/25)	10,901	10,440,632
Crown Castle International Corp.
2.50%, 07/15/31 (Call 04/15/31)(a)	7,425	5,704,292
2.90%, 03/15/27 (Call 02/15/27)(a)	11,604	10,252,759
Digital Realty Trust LP
3.60%, 07/01/29 (Call 04/01/29)(a)	13,294	11,458,185
3.70%, 08/15/27 (Call 05/15/27)(a)	12,590	11,458,478
Equinix Inc.
2.15%, 07/15/30 (Call 04/15/30)(a)	10,198	7,753,313
2.50%, 05/15/31 (Call 02/15/31)(a)	14,459	10,997,220
3.20%, 11/18/29 (Call 08/18/29)(a)	14,816	12,410,599
3.90%, 04/15/32 (Call 01/15/32)(a)	13,494	11,339,830
ERP Operating LP, 4.50%, 07/01/44 (Call 01/01/44)	8,937	7,049,032
GLP Capital LP/GLP Financing II Inc.
3.25%, 01/15/32 (Call 10/15/31)	8,716	6,478,722
5.30%, 01/15/29 (Call 10/15/28)	6,658	5,999,976
5.38%, 04/15/26 (Call 01/15/26)(a)	6,346	6,058,062
Healthcare Realty Holdings LP, 2.00%, 03/15/31 (Call 12/15/30)(a)	6,910	4,984,647
Healthpeak Properties Inc., 3.00%, 01/15/30 (Call 10/15/29)	6,511	5,360,259
Prologis LP
1.25%, 10/15/30 (Call 07/15/30)(a)	11,016	8,062,738
2.25%, 04/15/30 (Call 01/15/30)(a)	10,428	8,383,299
Realty Income Corp.
3.25%, 01/15/31 (Call 10/15/30)(a)	10,648	8,847,685
5.63%, 10/13/32	3,878	3,780,846
Simon Property Group LP
1.75%, 02/01/28 (Call 11/01/27)(a)	12,481	10,211,660
2.45%, 09/13/29 (Call 06/13/29)	14,025	11,194,026
2.65%, 07/15/30 (Call 04/15/30)(a)	10,292	8,153,722
3.25%, 11/30/26 (Call 08/30/26)	10,749	9,808,705
3.25%, 09/13/49 (Call 03/13/49)(a)	17,726	10,730,962
3.30%, 01/15/26 (Call 10/15/25)	6,663	6,217,367
3.38%, 06/15/27 (Call 03/15/27)	8,998	8,195,225
3.38%, 12/01/27 (Call 09/01/27)(a)	7,694	6,894,463
3.80%, 07/15/50 (Call 01/15/50)(a)	7,518	5,081,318
Ventas Realty LP, 4.40%, 01/15/29 (Call 10/15/28)(a)	10,980	9,913,650
VICI Properties LP
4.75%, 02/15/28 (Call 01/15/28)	14,832	13,530,112
4.95%, 02/15/30 (Call 12/15/29)(a)	10,649	9,572,599
5.13%, 05/15/32 (Call 02/15/32)	17,690	15,644,286
5.63%, 05/15/52 (Call 11/15/51)(a)	9,045	7,329,471
Welltower Inc.
2.80%, 06/01/31 (Call 03/01/31)(a)	12,304	9,479,713
3.10%, 01/15/30 (Call 10/15/29)	4,410	3,599,250

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
4.25%, 04/15/28 (Call 01/15/28)(a)	$10,743	$9,846,374
Weyerhaeuser Co.
4.00%, 11/15/29 (Call 08/15/29)	13,173	11,670,946
4.00%, 04/15/30 (Call 01/15/30)(a)	11,106	9,688,487

		618,083,247

Retail — 3.3%
AutoZone Inc.
4.00%, 04/15/30 (Call 01/15/30)	15,772	14,149,337
4.75%, 08/01/32 (Call 05/01/32)	4,144	3,853,438
Costco Wholesale Corp.
1.38%, 06/20/27 (Call 04/20/27)	14,691	12,628,577
1.60%, 04/20/30 (Call 01/20/30)(a)	20,666	16,501,084
1.75%, 04/20/32 (Call 01/20/32)(a)	11,740	8,978,912
3.00%, 05/18/27 (Call 02/18/27)(a)	10,468	9,751,554
Dollar General Corp., 3.50%, 04/03/30 (Call 01/03/30)(a)	12,247	10,683,243
Dollar Tree Inc.
2.65%, 12/01/31 (Call 09/01/31)(a)	7,120	5,554,227
4.20%, 05/15/28 (Call 02/15/28)(a)	16,541	15,388,319
Home Depot Inc. (The)
1.38%, 03/15/31 (Call 12/15/30)	17,538	13,117,523
1.50%, 09/15/28 (Call 07/15/28)(a)	12,880	10,628,630
1.88%, 09/15/31 (Call 06/15/31)(a)	11,282	8,690,805
2.13%, 09/15/26 (Call 06/15/26)(a)	13,643	12,295,859
2.38%, 03/15/51 (Call 09/15/50)(a)	14,558	8,213,721
2.50%, 04/15/27 (Call 02/15/27)(a)	9,231	8,343,697
2.70%, 04/15/30 (Call 01/15/30)	20,564	17,427,171
2.75%, 09/15/51 (Call 03/15/51)	12,794	7,780,102
2.80%, 09/14/27 (Call 06/14/27)(a)	13,603	12,360,332
2.88%, 04/15/27 (Call 03/15/27)(a)	9,012	8,278,535
2.95%, 06/15/29 (Call 03/15/29)(a)	22,171	19,552,776
3.00%, 04/01/26 (Call 01/01/26)(a)	12,089	11,366,605
3.13%, 12/15/49 (Call 06/15/49)	14,430	9,613,557
3.25%, 04/15/32 (Call 01/15/32)(a)	13,370	11,519,018
3.30%, 04/15/40 (Call 10/15/39)(a)	14,366	10,751,216
3.35%, 04/15/50 (Call 10/15/49)	16,046	11,117,243
3.50%, 09/15/56 (Call 03/15/56)	10,252	6,991,634
3.63%, 04/15/52 (Call 10/15/51)(a)	20,190	14,635,121
3.90%, 12/06/28 (Call 09/06/28)(a)	9,851	9,283,740
3.90%, 06/15/47 (Call 12/15/46)(a)	13,280	10,255,592
4.20%, 04/01/43 (Call 10/01/42)(a)	10,927	8,984,928
4.25%, 04/01/46 (Call 10/01/45)	17,666	14,506,024
4.40%, 03/15/45 (Call 09/15/44)(a)	13,782	11,404,051
4.50%, 09/15/32 (Call 06/15/32)	11,005	10,419,568
4.50%, 12/06/48 (Call 06/06/48)(a)	17,136	14,532,180
4.88%, 02/15/44 (Call 08/15/43)(a)	12,214	10,885,483
4.95%, 09/15/52 (Call 03/15/52)	13,973	12,523,311
5.88%, 12/16/36	34,728	35,651,678
5.95%, 04/01/41 (Call 10/01/40)	10,420	10,569,402
Lowe’s Companies Inc.
1.30%, 04/15/28 (Call 02/15/28)(a)	12,574	10,182,140
1.70%, 09/15/28 (Call 07/15/28)(a)	12,587	10,304,707
1.70%, 10/15/30 (Call 07/15/30)(a)	15,503	11,697,652
2.50%, 04/15/26 (Call 01/15/26)(a)	13,215	12,098,849
2.63%, 04/01/31 (Call 01/01/31)(a)	18,955	15,189,716
2.80%, 09/15/41 (Call 03/15/41)(a)	15,454	9,815,494
3.00%, 10/15/50 (Call 04/15/50)(a)	18,018	10,804,728
3.10%, 05/03/27 (Call 02/03/27)	14,815	13,527,553
3.35%, 04/01/27 (Call 03/01/27)(a)	7,480	6,914,522
3.65%, 04/05/29 (Call 01/05/29)(a)	17,688	15,893,807

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
3.70%, 04/15/46 (Call 10/15/45)	$15,992	$11,157,769
3.75%, 04/01/32 (Call 01/01/32)(a)	17,091	14,739,514
4.05%, 05/03/47 (Call 11/03/46)	19,975	14,657,849
4.25%, 04/01/52 (Call 10/01/51)(a)	15,366	11,419,728
4.45%, 04/01/62 (Call 10/01/61)(a)	15,798	11,515,180
4.50%, 04/15/30 (Call 01/15/30)(a)	16,368	15,244,350
5.00%, 04/15/33 (Call 01/15/33)(a)	11,829	11,145,413
5.63%, 04/15/53 (Call 10/15/52)	15,602	14,058,148
5.80%, 09/15/62 (Call 03/15/62)	11,085	9,915,052
McDonald’s Corp.
2.13%, 03/01/30 (Call 12/01/29)(a)	9,470	7,703,399
2.63%, 09/01/29 (Call 06/01/29)(a)	9,862	8,445,299
3.50%, 03/01/27 (Call 12/01/26)	11,048	10,361,264
3.50%, 07/01/27 (Call 05/01/27)(a)	12,267	11,414,408
3.60%, 07/01/30 (Call 04/01/30)(a)	12,206	10,947,548
3.63%, 09/01/49 (Call 03/01/49)	19,828	13,976,634
3.70%, 01/30/26 (Call 10/30/25)	16,873	16,199,480
3.80%, 04/01/28 (Call 01/01/28)(a)	14,522	13,603,611
4.20%, 04/01/50 (Call 10/01/49)(a)	6,768	5,291,591
4.45%, 03/01/47 (Call 09/01/46)	13,360	10,928,298
4.45%, 09/01/48 (Call 03/01/48)	9,588	7,786,677
4.60%, 09/09/32 (Call 06/09/32)	7,817	7,413,710
4.70%, 12/09/35 (Call 06/09/35)	9,100	8,280,413
4.88%, 12/09/45 (Call 06/09/45)(a)	24,111	20,939,883
5.15%, 09/09/52 (Call 03/09/52)	4,787	4,298,821
6.30%, 10/15/37(a)	12,268	12,662,503
6.30%, 03/01/38(a)	9,702	9,990,104
O’Reilly Automotive Inc.
3.60%, 09/01/27 (Call 06/01/27)(a)	8,905	8,177,856
4.70%, 06/15/32 (Call 03/15/32)(a)	10,155	9,487,563
Starbucks Corp.
2.25%, 03/12/30 (Call 12/12/29)(a)	9,172	7,423,207
2.55%, 11/15/30 (Call 08/15/30)(a)	14,959	12,208,158
3.00%, 02/14/32 (Call 11/14/31)(a)	13,428	11,105,955
3.50%, 11/15/50 (Call 05/15/50)(a)	14,032	9,534,048
3.55%, 08/15/29 (Call 05/15/29)(a)	11,048	9,940,005
4.00%, 11/15/28 (Call 08/15/28)(a)	8,639	8,013,910
4.45%, 08/15/49 (Call 02/15/49)(a)	13,016	10,343,520
4.50%, 11/15/48 (Call 05/15/48)	9,456	7,633,653
Target Corp.
1.95%, 01/15/27 (Call 12/15/26)(a)	11,866	10,614,231
2.35%, 02/15/30 (Call 11/15/29)	10,301	8,520,593
2.50%, 04/15/26(a)	12,818	11,848,312
2.95%, 01/15/52 (Call 07/15/51)(a)	14,431	9,368,607
3.38%, 04/15/29 (Call 01/15/29)(a)	13,615	12,277,754
4.00%, 07/01/42(a)	11,616	9,527,779
4.50%, 09/15/32 (Call 06/15/32)	12,352	11,625,692
TJX Companies Inc. (The), 2.25%, 09/15/26 (Call 06/15/26)(a)	12,497	11,271,660
Walgreens Boots Alliance Inc.
3.45%, 06/01/26 (Call 03/01/26)(a)	5,954	5,573,417
4.10%, 04/15/50 (Call 10/15/49)(a)	7,667	5,305,717
4.80%, 11/18/44 (Call 05/18/44)(a)	2,000	1,569,868
Walmart Inc.
2.50%, 09/22/41 (Call 03/22/41)(a)	22,525	15,461,313
2.65%, 09/22/51 (Call 03/22/51)(a)	23,723	15,278,549
3.05%, 07/08/26 (Call 05/08/26)(a)	9,480	9,021,376
3.70%, 06/26/28 (Call 03/26/28)(a)	20,297	19,238,936
4.05%, 06/29/48 (Call 12/29/47)(a)	19,345	16,194,483
4.15%, 09/09/32 (Call 06/09/32)	8,872	8,392,823

Security	Par (000)	Value

Retail (continued)
4.50%, 09/09/52 (Call 03/09/52)	$8,554	$7,599,433
5.25%, 09/01/35(a)	15,923	16,195,903
6.20%, 04/15/38	4,652	5,058,248
6.50%, 08/15/37(a)	3,312	3,755,201

		1,167,281,777

Semiconductors — 3.3%
Analog Devices Inc.
1.70%, 10/01/28 (Call 08/01/28)	12,171	10,060,986
2.10%, 10/01/31 (Call 07/01/31)(a)	14,440	11,356,133
2.80%, 10/01/41 (Call 04/01/41)(a)	5,661	3,899,668
2.95%, 10/01/51 (Call 04/01/51)	15,364	9,887,630
3.50%, 12/05/26 (Call 09/05/26)(a)	10,397	9,815,065
Applied Materials Inc.
1.75%, 06/01/30 (Call 03/01/30)(a)	15,386	12,122,882
2.75%, 06/01/50 (Call 12/01/49)(a)	7,471	4,772,226
3.30%, 04/01/27 (Call 01/01/27)(a)	10,620	9,982,896
4.35%, 04/01/47 (Call 10/01/46)(a)	11,543	9,748,764
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.50%, 01/15/28 (Call 10/15/27)	14,205	12,489,922
3.88%, 01/15/27 (Call 10/15/26)	33,199	30,509,921
Broadcom Inc.
1.95%, 02/15/28 (Call 12/15/27)(a)(c)	9,932	8,112,763
2.45%, 02/15/31 (Call 11/15/30)(a)(c)	29,859	22,436,306
2.60%, 02/15/33 (Call 11/15/32)(c)	18,395	13,070,225
3.14%, 11/15/35 (Call 08/15/35)(c)	36,331	25,143,973
3.15%, 11/15/25 (Call 10/15/25)(a)	6,415	5,980,484
3.19%, 11/15/36 (Call 08/15/36)(c)	30,050	20,445,097
3.42%, 04/15/33 (Call 01/15/33)(c)	24,648	18,778,207
3.46%, 09/15/26 (Call 07/15/26)(a)	13,494	12,399,248
3.47%, 04/15/34 (Call 01/15/34)(c)	34,936	26,106,412
3.50%, 02/15/41 (Call 08/15/40)(c)	33,749	22,190,015
3.75%, 02/15/51 (Call 08/15/50)(a)(c)	21,605	13,810,975
4.00%, 04/15/29 (Call 02/15/29)(a)(c)	12,477	10,912,827
4.11%, 09/15/28 (Call 06/15/28)	13,540	12,167,007
4.15%, 11/15/30 (Call 08/15/30)	24,858	21,340,081
4.15%, 04/15/32 (Call 01/15/32)(a)(c)	14,434	12,083,591
4.30%, 11/15/32 (Call 08/15/32)(a)	22,930	19,302,921
4.75%, 04/15/29 (Call 01/15/29)(a)	5,481	5,090,996
4.93%, 05/15/37 (Call 02/15/37)(c)	36,692	30,210,538
Intel Corp.
1.60%, 08/12/28 (Call 06/12/28)	12,064	9,955,417
2.00%, 08/12/31 (Call 05/12/31)(a)	14,620	11,146,077
2.45%, 11/15/29 (Call 08/15/29)	21,979	18,192,842
2.60%, 05/19/26 (Call 02/19/26)(a)	10,049	9,292,723
2.80%, 08/12/41 (Call 02/12/41)	10,295	6,632,369
3.05%, 08/12/51 (Call 02/12/51)(a)	11,956	7,232,046
3.10%, 02/15/60 (Call 08/15/59)(a)	14,021	7,975,847
3.15%, 05/11/27 (Call 02/11/27)(a)	12,583	11,623,422
3.20%, 08/12/61 (Call 02/12/61)	8,505	4,918,395
3.25%, 11/15/49 (Call 05/15/49)	21,565	13,499,291
3.73%, 12/08/47 (Call 06/08/47)	25,030	17,413,391
3.75%, 03/25/27 (Call 01/25/27)(a)	7,378	6,996,691
3.75%, 08/05/27 (Call 07/05/27)(a)	9,365	8,802,289
3.90%, 03/25/30 (Call 12/25/29)	13,981	12,677,955
4.00%, 08/05/29 (Call 06/05/29)(a)	9,881	9,108,582
4.00%, 12/15/32(a)	5,918	5,225,919
4.10%, 05/19/46 (Call 11/19/45)(a)	16,119	12,177,513
4.10%, 05/11/47 (Call 11/11/46)	11,147	8,292,166
4.15%, 08/05/32 (Call 05/05/32)(a)	16,342	14,579,499
4.60%, 03/25/40 (Call 09/25/39)(a)	7,017	5,942,585

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
4.75%, 03/25/50 (Call 09/25/49)(a)	$28,726	$23,370,256
4.80%, 10/01/41(a)	7,171	6,173,991
4.90%, 07/29/45 (Call 01/29/45)(a)	8,103	6,892,417
4.90%, 08/05/52 (Call 02/05/52)	18,949	15,696,044
4.95%, 03/25/60 (Call 09/25/59)(a)	7,201	5,851,600
5.05%, 08/05/62 (Call 02/05/62)	15,378	12,484,606
KLA Corp.
3.30%, 03/01/50 (Call 08/28/49)(a)	5,621	3,785,995
4.10%, 03/15/29 (Call 12/15/28)(a)	7,031	6,595,910
4.65%, 07/15/32 (Call 04/15/32)(a)	14,888	14,128,894
4.95%, 07/15/52 (Call 01/15/52)	15,805	13,815,885
5.25%, 07/15/62 (Call 01/15/62)	11,762	10,388,514
Lam Research Corp.
1.90%, 06/15/30 (Call 03/15/30)	10,945	8,572,722
2.88%, 06/15/50 (Call 12/15/49)(a)	11,418	7,140,984
3.75%, 03/15/26 (Call 01/15/26)	6,753	6,474,719
4.00%, 03/15/29 (Call 12/15/28)(a)	12,875	11,913,212
4.88%, 03/15/49 (Call 09/15/48)(a)	8,004	7,030,052
Marvell Technology Inc.
2.45%, 04/15/28 (Call 02/15/28)(a)	9,504	7,776,825
2.95%, 04/15/31 (Call 01/15/31)(a)	10,881	8,420,380
Micron Technology Inc.
2.70%, 04/15/32 (Call 01/15/32)	13,636	9,983,430
4.19%, 02/15/27 (Call 12/15/26)(a)	13,170	12,219,339
4.66%, 02/15/30 (Call 11/15/29)(a)	11,198	9,993,679
NVIDIA Corp.
1.55%, 06/15/28 (Call 04/15/28)	15,556	12,846,425
2.00%, 06/15/31 (Call 03/15/31)(a)	16,717	12,993,783
2.85%, 04/01/30 (Call 01/01/30)(a)	18,955	16,118,306
3.20%, 09/16/26 (Call 06/16/26)(a)	11,399	10,711,326
3.50%, 04/01/40 (Call 10/01/39)(a)	10,811	8,200,136
3.50%, 04/01/50 (Call 10/01/49)(a)	23,578	16,658,274
NXP BV/NXP Funding LLC/NXP USA Inc.
2.50%, 05/11/31 (Call 02/11/31)	11,816	8,898,471
2.65%, 02/15/32 (Call 11/15/31)(a)	12,536	9,332,702
3.25%, 05/11/41 (Call 11/11/40)	12,414	8,054,180
3.40%, 05/01/30 (Call 02/01/30)	11,278	9,336,505
3.88%, 06/18/26 (Call 04/18/26)(a)	11,181	10,397,673
4.30%, 06/18/29 (Call 03/18/29)(a)	11,416	10,252,764
5.00%, 01/15/33 (Call 10/15/32)(a)	11,570	10,338,957
Qorvo Inc., 4.38%, 10/15/29 (Call 10/15/24)(a)	11,429	9,773,281
QUALCOMM Inc.
1.30%, 05/20/28 (Call 02/20/28)	10,996	9,000,209
1.65%, 05/20/32 (Call 02/20/32)(a)	11,210	8,385,786
2.15%, 05/20/30 (Call 02/20/30)(a)	18,764	15,363,374
3.25%, 05/20/27 (Call 02/20/27)(a)	21,980	20,417,569
3.25%, 05/20/50 (Call 11/20/49)(a)	8,853	6,098,129
4.30%, 05/20/47 (Call 11/20/46)(a)	17,398	14,230,804
4.50%, 05/20/52 (Call 11/20/51)(a)	11,286	9,356,145
4.65%, 05/20/35 (Call 11/20/34)(a)	12,138	11,206,759
4.80%, 05/20/45 (Call 11/20/44)(a)	19,398	17,182,572
Texas Instruments Inc.
1.75%, 05/04/30 (Call 02/04/30)	11,542	9,187,693
2.25%, 09/04/29 (Call 06/04/29)	10,147	8,529,024
3.88%, 03/15/39 (Call 09/15/38)	9,769	8,122,616
4.15%, 05/15/48 (Call 11/15/47)	18,194	14,979,571
Xilinx Inc., 2.38%, 06/01/30 (Call 03/01/30)	11,304	9,230,850

		1,149,826,116

Security	Par (000)	Value

Software — 3.4%
Activision Blizzard Inc.
2.50%, 09/15/50 (Call 03/15/50)	$17,099	$10,182,757
3.40%, 09/15/26 (Call 06/15/26)	11,669	10,994,859
Adobe Inc.
2.15%, 02/01/27 (Call 12/01/26)	8,279	7,430,831
2.30%, 02/01/30 (Call 11/01/29)	13,653	11,326,122
Autodesk Inc., 2.40%, 12/15/31 (Call 09/15/31)(a)	11,210	8,647,743
Broadridge Financial Solutions Inc.
2.60%, 05/01/31 (Call 02/01/31)(a)	13,404	10,417,082
2.90%, 12/01/29 (Call 09/01/29)	9,144	7,540,194
Fidelity National Information Services Inc.
1.15%, 03/01/26 (Call 02/01/26)(a)	7,725	6,669,962
1.65%, 03/01/28 (Call 01/01/28)(a)	9,370	7,639,763
2.25%, 03/01/31 (Call 12/01/30)(a)	19,334	14,839,570
3.10%, 03/01/41 (Call 09/01/40)	13,261	8,652,338
5.10%, 07/15/32 (Call 04/15/32)(a)	8,254	7,779,027
Fiserv Inc.
2.25%, 06/01/27 (Call 04/01/27)(a)	7,310	6,321,523
2.65%, 06/01/30 (Call 03/01/30)(a)	16,112	13,049,193
3.20%, 07/01/26 (Call 05/01/26)	25,030	22,966,847
3.50%, 07/01/29 (Call 04/01/29)(a)	36,022	31,252,734
4.20%, 10/01/28 (Call 07/01/28)(a)	10,966	10,102,714
4.40%, 07/01/49 (Call 01/01/49)(a)	25,787	19,366,269
Microsoft Corp.
2.40%, 08/08/26 (Call 05/08/26)(a)	44,845	41,484,558
2.53%, 06/01/50 (Call 12/01/49)(a)	75,577	47,463,278
2.68%, 06/01/60 (Call 12/01/59)(a)	44,667	26,964,566
2.92%, 03/17/52 (Call 09/17/51)	70,369	47,578,036
3.04%, 03/17/62 (Call 09/17/61)	24,667	16,067,731
3.13%, 11/03/25 (Call 08/03/25)(a)	16,884	16,234,035
3.30%, 02/06/27 (Call 11/06/26)(a)	45,259	43,015,348
3.45%, 08/08/36 (Call 02/08/36)	18,176	15,565,165
3.50%, 02/12/35 (Call 08/12/34)(a)	17,899	15,803,888
3.70%, 08/08/46 (Call 02/08/46)	19,356	15,612,002
4.10%, 02/06/37 (Call 08/06/36)(a)	9,926	9,070,984
4.25%, 02/06/47 (Call 08/06/46)(a)	13,523	11,898,259
4.45%, 11/03/45 (Call 05/03/45)(a)	8,308	7,453,694
4.50%, 02/06/57 (Call 08/06/56)	7,666	6,762,325
Oracle Corp.
1.65%, 03/25/26 (Call 02/25/26)(a)	26,066	22,908,498
2.30%, 03/25/28 (Call 01/25/28)(a)	24,749	20,670,768
2.65%, 07/15/26 (Call 04/15/26)(a)	33,173	29,817,866
2.80%, 04/01/27 (Call 02/01/27)(a)	24,024	21,231,251
2.88%, 03/25/31 (Call 12/25/30)(a)	36,081	28,386,709
2.95%, 04/01/30 (Call 01/01/30)	36,129	29,378,499
3.25%, 11/15/27 (Call 08/15/27)(a)	29,876	26,507,194
3.60%, 04/01/40 (Call 10/01/39)	34,177	23,165,936
3.60%, 04/01/50 (Call 10/01/49)	51,567	31,680,630
3.65%, 03/25/41 (Call 09/25/40)(a)	23,651	15,921,673
3.80%, 11/15/37 (Call 05/15/37)	21,955	15,977,962
3.85%, 07/15/36 (Call 01/15/36)(a)	14,674	10,962,402
3.85%, 04/01/60 (Call 10/01/59)	36,286	21,879,943
3.90%, 05/15/35 (Call 11/15/34)(a)	14,321	11,074,700
3.95%, 03/25/51 (Call 09/25/50)	35,287	23,038,279
4.00%, 07/15/46 (Call 01/15/46)	34,680	23,150,065
4.00%, 11/15/47 (Call 05/15/47)	25,874	17,107,418
4.10%, 03/25/61 (Call 09/25/60)(a)	15,138	9,487,275
4.13%, 05/15/45 (Call 11/15/44)	22,777	15,571,726
4.30%, 07/08/34 (Call 01/08/34)	20,694	16,841,963
4.38%, 05/15/55 (Call 11/15/54)	13,939	9,439,329

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
4.50%, 07/08/44 (Call 01/08/44)(a)	$11,397	$8,426,040
5.38%, 07/15/40	24,509	20,467,603
6.13%, 07/08/39	14,786	13,519,121
6.50%, 04/15/38(a)	14,006	13,473,195
Roper Technologies Inc.
1.75%, 02/15/31 (Call 11/15/30)	9,773	7,164,561
4.20%, 09/15/28 (Call 06/15/28)	10,221	9,461,224
salesforce.com Inc.
1.50%, 07/15/28 (Call 05/15/28)(a)	12,946	10,813,925
1.95%, 07/15/31 (Call 04/15/31)(a)	19,127	14,962,216
2.70%, 07/15/41 (Call 01/15/41)(a)	13,627	9,289,046
2.90%, 07/15/51 (Call 01/15/51)(a)	24,304	15,627,956
3.05%, 07/15/61 (Call 01/15/61)(a)	14,890	9,098,954
3.70%, 04/11/28 (Call 01/11/28)(a)	15,524	14,637,119
VMware Inc.
1.40%, 08/15/26 (Call 07/15/26)(a)	14,872	12,702,160
1.80%, 08/15/28 (Call 06/15/28)(a)	9,743	7,699,201
2.20%, 08/15/31 (Call 05/15/31)	16,022	11,650,279
3.90%, 08/21/27 (Call 05/21/27)(a)	14,109	12,927,872
4.70%, 05/15/30 (Call 02/15/30)(a)	11,066	9,919,775
Workday Inc.
3.50%, 04/01/27 (Call 03/01/27)(a)	11,929	11,000,658
3.70%, 04/01/29 (Call 02/01/29)	6,873	6,100,915
3.80%, 04/01/32 (Call 01/01/32)(a)	14,981	12,808,207

		1,192,103,510

Telecommunications — 6.9%
AT&T Inc.
1.65%, 02/01/28 (Call 12/01/27)(a)	25,297	20,889,989
1.70%, 03/25/26 (Call 03/25/23)	33,052	29,170,267
2.25%, 02/01/32 (Call 11/01/31)	29,186	21,876,124
2.30%, 06/01/27 (Call 04/01/27)	28,420	24,805,280
2.55%, 12/01/33 (Call 09/01/33)(a)	44,994	33,168,636
2.75%, 06/01/31 (Call 03/01/31)(a)	31,937	25,504,138
3.30%, 02/01/52 (Call 08/01/51)(a)	9,852	6,199,715
3.50%, 06/01/41 (Call 12/01/40)	30,731	21,777,059
3.50%, 09/15/53 (Call 03/15/53)(a)	80,181	51,436,472
3.55%, 09/15/55 (Call 03/15/55)	81,913	52,054,213
3.65%, 06/01/51 (Call 12/01/50)(a)	35,459	23,624,264
3.65%, 09/15/59 (Call 03/15/59)(a)	72,426	45,907,561
3.80%, 02/15/27 (Call 11/15/26)	6,930	6,486,549
3.80%, 12/01/57 (Call 06/01/57)(a)	65,022	42,884,629
3.85%, 06/01/60 (Call 12/01/59)(a)	16,733	11,072,390
4.10%, 02/15/28 (Call 11/15/27)(a)	21,312	19,945,762
4.25%, 03/01/27 (Call 12/01/26)(a)	16,476	15,765,894
4.30%, 02/15/30 (Call 11/15/29)	35,043	31,940,514
4.30%, 12/15/42 (Call 06/15/42)	15,368	11,889,655
4.35%, 03/01/29 (Call 12/01/28)	32,343	30,037,956
4.35%, 06/15/45 (Call 12/15/44)	17,514	13,392,481
4.50%, 05/15/35 (Call 11/15/34)	28,824	24,881,171
4.50%, 03/09/48 (Call 09/09/47)	21,570	16,674,192
4.55%, 03/09/49 (Call 09/09/48)(a)	15,608	12,211,356
4.75%, 05/15/46 (Call 11/15/45)	23,102	18,895,620
4.85%, 03/01/39 (Call 09/01/38)	12,168	10,420,884
5.25%, 03/01/37 (Call 09/01/36)(a)	11,194	10,204,384
5.65%, 02/15/47 (Call 08/15/46)(a)	9,808	9,090,692
Bell Telephone Co. of Canada or Bell Canada (The)
3.65%, 08/15/52 (Call 02/15/52)	9,334	6,300,383
4.46%, 04/01/48 (Call 10/01/47)(a)	13,824	10,804,274
British Telecommunications PLC, 9.63%, 12/15/30	31,641	36,057,593

Security	Par (000)	Value

Telecommunications (continued)
Cisco Systems Inc.
2.50%, 09/20/26 (Call 06/20/26)(a)	$17,743	$16,388,258
2.95%, 02/28/26	2,976	2,812,791
5.50%, 01/15/40	23,716	23,193,560
5.90%, 02/15/39	22,271	22,750,216
Corning Inc.
4.38%, 11/15/57 (Call 05/15/57)(a)	8,452	6,095,669
5.45%, 11/15/79 (Call 05/19/79)	11,806	9,487,097
Deutsche Telekom International Finance BV, 8.75%, 06/15/30(a)	40,664	46,484,942
Motorola Solutions Inc.
2.30%, 11/15/30 (Call 08/15/30)	14,042	10,497,707
2.75%, 05/24/31 (Call 02/24/31)	9,937	7,592,893
4.60%, 05/23/29 (Call 02/23/29)(a)	10,362	9,516,997
Orange SA
5.38%, 01/13/42	12,927	11,752,546
5.50%, 02/06/44 (Call 08/06/43)(a)	5,869	5,419,134
9.00%, 03/01/31	31,099	37,122,540
Rogers Communications Inc.
3.20%, 03/15/27 (Call 02/15/27)(a)(c)	13,430	12,198,278
3.70%, 11/15/49 (Call 05/15/49)(a)	9,373	6,140,388
3.80%, 03/15/32 (Call 12/15/31)(c)	19,837	16,861,018
4.30%, 02/15/48 (Call 08/15/47)	10,936	7,965,117
4.35%, 05/01/49 (Call 11/01/48)(a)	16,544	12,088,463
4.50%, 03/15/42 (Call 09/15/41)(a)(c)	10,259	8,093,237
4.55%, 03/15/52 (Call 09/15/51)(a)(c)	23,056	17,650,846
5.00%, 03/15/44 (Call 09/15/43)(a)	9,542	7,738,980
Telefonica Emisiones SA
4.10%, 03/08/27(a)	17,447	15,965,914
4.67%, 03/06/38(a)	12,073	9,130,402
4.90%, 03/06/48(a)	13,469	9,604,211
5.21%, 03/08/47(a)	30,355	22,746,264
5.52%, 03/01/49 (Call 09/01/48)(a)	16,107	12,637,290
7.05%, 06/20/36(a)	23,092	22,343,207
Telefonica Europe BV, 8.25%, 09/15/30(a)	15,216	16,626,230
TELUS Corp.
3.40%, 05/13/32 (Call 02/13/32)	15,480	12,697,874
4.60%, 11/16/48 (Call 05/16/48)(a)	8,059	6,429,919
T-Mobile USA Inc.
1.50%, 02/15/26 (Call 01/15/26)	13,415	11,774,781
2.05%, 02/15/28 (Call 12/15/27)	20,996	17,401,886
2.25%, 02/15/26 (Call 02/15/23)(a)	8,439	7,578,237
2.25%, 11/15/31 (Call 08/15/31)	11,441	8,657,468
2.55%, 02/15/31 (Call 11/15/30)	32,129	25,409,766
2.63%, 04/15/26 (Call 04/15/23)	18,232	16,467,750
2.63%, 02/15/29 (Call 02/15/24)	18,259	15,101,807
2.70%, 03/15/32 (Call 12/15/31)	12,792	9,997,571
2.88%, 02/15/31 (Call 02/15/26)	13,153	10,574,012
3.00%, 02/15/41 (Call 08/15/40)(a)	28,755	19,273,591
3.30%, 02/15/51 (Call 08/15/50)(a)	35,632	22,882,710
3.38%, 04/15/29 (Call 04/15/24)	29,173	25,270,703
3.40%, 10/15/52 (Call 04/15/52)(a)	32,046	20,787,083
3.50%, 04/15/31 (Call 04/15/26)(a)	28,487	24,051,967
3.60%, 11/15/60 (Call 05/15/60)	21,078	13,540,718
3.75%, 04/15/27 (Call 02/15/27)	45,196	41,675,516
3.88%, 04/15/30 (Call 01/15/30)	77,788	68,689,643
4.38%, 04/15/40 (Call 10/15/39)(a)	23,132	18,822,138
4.50%, 04/15/50 (Call 10/15/49)(a)	35,408	28,097,756
4.75%, 02/01/28 (Call 02/01/23)	19,526	18,516,701
5.20%, 01/15/33 (Call 10/15/32)	11,407	10,904,290

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
5.65%, 01/15/53 (Call 07/15/52)	$11,354	$10,466,502
5.80%, 09/15/62 (Call 03/15/62)	8,345	7,662,438
Verizon Communications Inc.
0.85%, 11/20/25 (Call 10/20/25)(a)	12,350	10,846,575
1.45%, 03/20/26 (Call 02/20/26)(a)	17,701	15,602,260
1.50%, 09/18/30 (Call 06/18/30)	12,364	9,163,752
1.68%, 10/30/30 (Call 07/30/30)	19,790	14,715,274
1.75%, 01/20/31 (Call 10/20/30)(a)	26,911	19,923,774
2.10%, 03/22/28 (Call 01/22/28)	32,176	27,048,729
2.36%, 03/15/32 (Call 12/15/31)	51,179	38,711,770
2.55%, 03/21/31 (Call 12/21/30)(a)	45,945	36,238,774
2.63%, 08/15/26(a)	19,567	17,792,011
2.65%, 11/20/40 (Call 05/20/40)(a)	37,815	24,012,170
2.85%, 09/03/41 (Call 03/03/41)	16,110	10,482,234
2.88%, 11/20/50 (Call 05/20/50)	33,943	19,953,186
2.99%, 10/30/56 (Call 04/30/56)(a)	40,695	23,413,632
3.00%, 03/22/27 (Call 01/22/27)(a)	10,275	9,314,414
3.00%, 11/20/60 (Call 05/20/60)	23,130	12,927,281
3.15%, 03/22/30 (Call 12/22/29)	17,342	14,705,211
3.40%, 03/22/41 (Call 09/22/40)	41,923	29,787,172
3.55%, 03/22/51 (Call 09/22/50)(a)	51,176	34,448,567
3.70%, 03/22/61 (Call 09/22/60)(a)	37,911	24,726,703
3.88%, 02/08/29 (Call 11/08/28)	14,511	13,167,659
3.88%, 03/01/52 (Call 09/01/51)(a)	13,734	9,724,506
4.00%, 03/22/50 (Call 09/22/49)(a)	15,371	11,263,666
4.02%, 12/03/29 (Call 09/03/29)(a)	45,103	40,667,751
4.13%, 03/16/27(a)	31,968	30,422,411
4.13%, 08/15/46(a)	11,925	8,978,347
4.27%, 01/15/36(a)	20,356	17,072,425
4.33%, 09/21/28(a)	46,775	43,889,081
4.40%, 11/01/34 (Call 05/01/34)(a)	22,160	19,136,676
4.50%, 08/10/33(a)	25,370	22,569,801
4.52%, 09/15/48(a)	15,568	12,388,898
4.81%, 03/15/39	13,859	12,053,724
4.86%, 08/21/46	24,883	20,728,114
5.01%, 08/21/54(a)	4,554	3,861,131
5.25%, 03/16/37	12,984	12,027,561
6.55%, 09/15/43(a)	9,728	10,025,367
Vodafone Group PLC
4.25%, 09/17/50	18,828	13,230,230
4.38%, 05/30/28(a)	34,045	31,978,533
4.38%, 02/19/43	18,706	13,978,029
4.88%, 06/19/49(a)	16,948	13,112,278
5.00%, 05/30/38	11,473	9,723,719
5.25%, 05/30/48	34,623	28,203,487
6.15%, 02/27/37(a)	20,272	19,109,506

		2,386,133,508

Toys, Games & Hobbies — 0.0%
Hasbro Inc., 3.90%, 11/19/29 (Call 08/19/29)	15,197	13,103,891

Transportation — 1.8%
Burlington Northern Santa Fe LLC
3.30%, 09/15/51 (Call 03/15/51)	11,389	7,781,923
3.55%, 02/15/50 (Call 08/15/49)	10,352	7,450,591
3.90%, 08/01/46 (Call 02/01/46)	7,103	5,469,809
4.05%, 06/15/48 (Call 12/15/47)	9,514	7,531,018
4.13%, 06/15/47 (Call 12/15/46)	8,786	7,033,976
4.15%, 04/01/45 (Call 10/01/44)	10,904	8,723,861
4.15%, 12/15/48 (Call 06/15/48)	8,131	6,476,439
4.45%, 03/15/43 (Call 09/15/42)	8,079	6,836,383

Security	Par (000)	Value

Transportation (continued)
4.45%, 01/15/53 (Call 07/15/52)(a)	$16,569	$13,933,795
4.55%, 09/01/44 (Call 03/01/44)	7,704	6,538,548
4.90%, 04/01/44 (Call 10/01/43)	12,183	10,855,784
5.75%, 05/01/40 (Call 11/01/39)	8,156	8,067,553
Canadian National Railway Co., 3.85%, 08/05/32 (Call 05/05/32)(a)	7,637	6,888,928
Canadian Pacific Railway Co.
1.75%, 12/02/26 (Call 11/02/26)	13,439	11,667,099
2.45%, 12/02/31 (Call 09/02/31)(a)	21,953	17,401,858
3.00%, 12/02/41 (Call 06/02/41)(a)	9,867	6,868,876
3.10%, 12/02/51 (Call 06/02/51)(a)	22,869	14,552,482
6.13%, 09/15/2115 (Call 03/15/2115)	7,530	6,852,975
CSX Corp.
3.25%, 06/01/27 (Call 03/01/27)	8,948	8,199,042
3.80%, 03/01/28 (Call 12/01/27)	11,163	10,400,122
3.80%, 11/01/46 (Call 05/01/46)(a)	8,463	6,225,225
4.10%, 11/15/32 (Call 08/15/32)(a)	13,551	12,210,348
4.10%, 03/15/44 (Call 09/15/43)(a)	9,540	7,504,632
4.25%, 03/15/29 (Call 12/15/28)(a)	11,581	10,845,386
4.30%, 03/01/48 (Call 09/01/47)	14,171	11,313,110
4.50%, 11/15/52 (Call 05/15/52)(a)	10,352	8,439,251
FedEx Corp.
2.40%, 05/15/31 (Call 02/15/31)(a)	9,614	7,449,802
3.10%, 08/05/29 (Call 05/05/29)(a)	9,694	8,265,434
3.25%, 04/01/26 (Call 01/01/26)(a)	3,197	3,007,322
3.25%, 05/15/41 (Call 11/15/40)	8,487	5,643,942
4.05%, 02/15/48 (Call 08/15/47)	8,643	6,156,316
4.25%, 05/15/30 (Call 02/15/30)(a)	6,422	5,780,941
4.40%, 01/15/47 (Call 07/15/46)	3,342	2,491,238
4.55%, 04/01/46 (Call 10/01/45)(a)	10,101	7,698,291
4.75%, 11/15/45 (Call 05/15/45)	11,048	8,720,212
4.95%, 10/17/48 (Call 04/17/48)	8,973	7,273,952
5.10%, 01/15/44	9,243	7,658,768
5.25%, 05/15/50 (Call 11/15/49)(a)	13,618	11,534,520
Norfolk Southern Corp.
3.05%, 05/15/50 (Call 11/15/49)(a)	5,791	3,655,763
3.16%, 05/15/55 (Call 11/15/54)	11,230	6,912,249
4.55%, 06/01/53 (Call 12/01/52)	10,151	8,251,734
Union Pacific Corp.
2.38%, 05/20/31 (Call 02/20/31)(a)	10,858	8,777,062
2.40%, 02/05/30 (Call 11/05/29)(a)	12,801	10,634,907
2.80%, 02/14/32 (Call 12/15/31)(a)	11,632	9,627,199
2.95%, 03/10/52 (Call 09/10/51)	8,033	5,070,678
2.97%, 09/16/62 (Call 03/16/62)(a)	12,681	7,418,830
3.20%, 05/20/41 (Call 11/20/40)(a)	8,731	6,383,574
3.25%, 02/05/50 (Call 08/05/49)	20,608	14,073,473
3.50%, 02/14/53 (Call 08/14/52)(a)	14,929	10,481,724
3.70%, 03/01/29 (Call 12/01/28)(a)	7,006	6,434,785
3.75%, 02/05/70 (Call 08/05/69)	9,081	6,099,928
3.80%, 10/01/51 (Call 04/01/51)(a)	11,588	8,693,277
3.80%, 04/06/71 (Call 10/06/70)(a)	11,837	8,035,577
3.84%, 03/20/60 (Call 09/20/59)(a)	20,194	14,369,176
3.95%, 09/10/28 (Call 06/10/28)	10,499	9,891,964
4.50%, 01/20/33 (Call 10/20/32)(a)	14,420	13,557,365
United Parcel Service Inc.
3.05%, 11/15/27 (Call 08/15/27)(a)	13,706	12,590,003
3.40%, 03/15/29 (Call 12/15/28)(a)	10,281	9,367,380
3.75%, 11/15/47 (Call 05/15/47)(a)	15,390	11,940,855
4.25%, 03/15/49 (Call 09/15/48)	6,360	5,302,813
4.45%, 04/01/30 (Call 01/01/30)(a)	8,467	8,128,895

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Transportation (continued)
5.30%, 04/01/50 (Call 10/01/49)(a)	$12,993	$12,712,946
6.20%, 01/15/38	19,190	20,361,716
Walmart Inc.
1.05%, 09/17/26 (Call 08/17/26)(a)	17,955	15,626,380
1.50%, 09/22/28 (Call 07/22/28)(a)	13,608	11,376,284
1.80%, 09/22/31 (Call 06/22/31)(a)	29,764	23,490,969
3.95%, 09/09/27 (Call 08/09/27)	7,220	6,985,990

		614,003,248

Water — 0.1%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)	7,360	5,345,329
4.45%, 06/01/32 (Call 03/01/32)(a)	10,994	10,131,675
6.59%, 10/15/37	9,089	9,527,366

		25,004,370

Total Long-Term Investments — 97.6% (Cost: $41,905,960,299)		33,963,971,361

Short-Term Securities

Money Market Funds — 9.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 3.29%(d)(e)(f)	2,692,241	2,691,702,704

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(d)(e)	438,754	$438,754,000

Total Short-Term Securities — 9.0% (Cost: $3,130,589,424)		3,130,456,704

Total Investments — 106.6% (Cost: $45,036,549,723)		37,094,428,065

Liabilities in Excess of Other Assets — (6.6)%		(2,281,886,575)

Net Assets — 100.0%		$ 34,812,541,490

(a)	All or a portion of this security is on loan.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$33,963,971,361	$—	$33,963,971,361
Money Market Funds	3,130,456,704	—	—	3,130,456,704

	$3,130,456,704	$33,963,971,361	$—	$37,094,428,065

S C H E D U L E O F I N V E S T M E N T S

Statements of Assets and Liabilities (unaudited)  (continued)

October 31, 2022

	iShares 10+ Year Investment Grade Corporate Bond ETF	iShares Core U.S. Aggregate Bond ETF	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,243,952,582	$76,153,899,889	$13,775,577,516	$33,963,971,361
Investments, at value — affiliated(c)	103,101,779	3,664,816,101	2,855,928,282	3,130,456,704
Cash	43,505	37,230,930	—	—
Foreign currency, at value(d)	—	—	14,173	—
Cash pledged as collateral for TBA commitments	—	28,070,000	—	—
Receivables:
Investments sold	1,797,832	438,130,316	64,558,968	337,776,010
Securities lending income — affiliated	27,199	265,948	1,307,253	604,153
TBA sales commitments	—	337,875,178	—	—
Capital shares sold	45,462	36,586,632	4,741,331	1,220,148
Dividends — unaffiliated	—	8,012,904	—	—
Dividends — affiliated	26,359	247	560,969	908,664
Interest — unaffiliated	18,076,109	477,005,383	225,255,389	380,292,756

Total assets	1,367,070,827	81,181,893,528	16,927,943,881	37,815,229,796

LIABILITIES
Bank overdraft	—	—	921,244	761,679
Collateral on securities loaned, at value	92,831,811	715,484,312	2,583,158,577	2,692,084,530
TBA sales commitments, at value	—	338,858,745	—	—
Payables:
Investments purchased	1,981,836	3,612,419,643	107,526,978	305,911,147
Capital shares redeemed	—	37	2,122,426	—
Investment advisory fees	63,056	1,736,379	5,320,722	3,930,950

Total liabilities	94,876,703	4,668,499,116	2,699,049,947	3,002,688,306

NET ASSETS	$1,272,194,124	$76,513,394,412	$14,228,893,934	$34,812,541,490

NET ASSETS CONSIST OF
Paid-in capital	$1,940,733,858	$90,465,037,799	$18,347,364,647	$44,501,759,261
Accumulated loss	(668,539,734)	(13,951,643,387)	(4,118,470,713)	(9,689,217,771)

NET ASSETS	$1,272,194,124	$76,513,394,412	$14,228,893,934	$34,812,541,490

NET ASSETVALUE
Shares outstanding	27,200,000	807,100,000	193,700,000	344,200,000

Net asset value	$46.77	$94.80	$73.46	$101.14

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$1,794,700,429	$88,950,354,539	$15,757,706,751	$41,905,960,299
(b) Securities loaned, at value	$89,041,832	$693,037,608	$2,472,758,148	$2,595,594,979
(c) Investments, at cost — affiliated	$103,089,228	$3,664,931,107	$2,856,062,855	$3,130,589,424
(d) Foreign currency, at cost	$—	$—	$14,707	$—

2 0 2 2 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

GO	General Obligation

GOL	General Obligation Limited

JSC	Joint Stock Company

LIBOR	London Interbank Offered Rate

NPFGC	National Public Finance Guarantee Corp.

PJSC	Public Joint Stock Company

PSF	Permanent School Fund

RB	Revenue Bond

REIT	Real Estate Investment Trust

SAP	Subject to Appropriations

SCA	Svenska Celluosa Aktiebolaget

SOFR	Secured Overnight Financing Rate

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by BlackRock Index Services, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1010-1022

OCTOBER 31, 2022

2022 Annual Report

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The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended October 31, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(5.50)%	(14.61)%

U.S. small cap equities (Russell 2000® Index)	(0.20)	(18.54)

International equities (MSCI Europe, Australasia, Far East Index)	(12.70)	(23.00)

Emerging market equities (MSCI Emerging Markets Index)	(19.66)	(31.03)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.72	0.79

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.24)	(17.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.86)	(15.68)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.43)	(11.98)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.71)	(11.76)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares U.S. ETF Trust

Global Market Overview

Commodities posted solid gains for the 12 months ended October 31, 2022 (the “reporting period”). The S&P GSCI Index, a broad measure of commodity market performance, returned 24.7% in U.S. dollar terms for the reporting period. The strong showing for commodities stands in start contrast to the sizable declines for the global equity and fixed-income markets.

The gain for the index largely reflected the favorable supply-and-demand trends that were in place through the end of May 2022. On the demand side, the reopening of the world economy, together with economic growth that remained in positive territory across much of the globe, provided firm support for prices. With respect to supply, two key factors acted as tailwinds for the market. First, Russia’s invasion of Ukraine in February 2022 led to extreme uncertainty about supply for a wide range of commodities. The conflict also put additional stress on global supply chains, further complicating the outlook. Second, producers continued to exhibit discipline by emphasizing shareholder returns rather than focusing primarily on growth.

These developments helped fuel robust gains for commodities in the first seven months of the period, with prices moving steadily higher from early December 2021 through mid-June 2022. However, the market began to trend lower in the summer as investors gained clarity regarding the outlook for Russian energy supplies. In addition, the aggressive interest-rate increases by global central banks raised the prospect of slowing growth and a possible slowdown in demand. The index declined sharply through June and early July in response, before trading sideways in a fairly narrow range over the final four months of the period.

Energy was the primary driver of the index’s gain, with crude oil and natural gas each delivering positive returns but finishing October well off of their previous highs. Late in the period, however, OPEC+ announced plans to cut oil production by two million barrels per day in an effort to keep prices stable ahead of a possible global recession.

Industrial metals lost ground on the year. After performing well in late 2021 and gaining further strength following the Ukraine invasion, the category subsequently weakened on concerns that China’s slowing economy—together with its continued pursuit of a zero-COVID policy—would crimp demand. The growing odds of a global growth slowdown was an added headwind for performance.

Gold also lagged, due in part to the unusual rally in the U.S. Dollar. Since gold is traded in Dollars worldwide, the currency’s increasing value made the metal more expensive for non-U.S. buyers. Rising real (after-inflation) interest rates were an additional challenge since gold is a non- interest-bearing asset. Other precious metals—silver, platinum, and palladium—generally tracked the decline in industrial metals.

Agricultural commodities were largely flat as a group, with rising demand post-COVID offset by higher-than-expected supply.

4	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	iShares® Bloomberg Roll Select Commodity Strategy ETF

Investment Objective

The iShares Bloomberg Roll Select Commodity Strategy ETF (the “Fund”) seeks to track the investment results of an index composed of a broad range of commodity exposures with enhanced roll selection, on a total return basis, as represented by the Bloomberg Roll Select Commodity Total Return Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	9.78%	7.01%	9.78%	36.39%
Fund Market	9.10	6.96	9.10	36.11
Index	10.74	7.63	10.74	39.99

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was April 3, 2018. The first day of secondary market trading was April 5, 2018.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$882.40	$1.28		$1,000.00	$1,023.80	$1.38		0.27%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2022 (continued)	iShares® Bloomberg Roll Select Commodity Strategy ETF

Portfolio Management Commentary

The Fund finished the reporting period in positive territory, reflecting higher prices for many commodities against a backdrop of historically high inflation. The Fund uses a mix of commodities futures designed to provide total returns consistent with investment in a broad variety of commodities.

Significant portfolio shifts during the period included increased exposures to soybeans and gold, along with reduced exposure to coffee, West Texas Intermediate crude oil, and aluminum. At the end of the period, the largest exposures were to gold, natural gas, West Texas Intermediate crude oil, and Brent crude oil.

Entering the period, U.S. inflation was already running well above the 2% target of the U.S. Federal Reserve. Inflation would spike in the wake of Russia’s late-February invasion of Ukraine and subsequent sanctions imposed on Russia’s energy sector which reduced natural gas imports to Europe from Russia via pipelines. The failure of U.S. production to keep up with demand and OPECs announcement of supply cuts also bolstered energy prices. The conflict in Ukraine also exacerbated ongoing supply-chain pressures and led to sharply higher prices for a range of commodities. To illustrate, U.S. consumer price inflation rose by at least 7.5% on a year-over-year basis in each of the first nine months of 2022, hitting a peak of 9.1% in June.

Energy futures such as natural gas, Brent crude oil and gasoil were the largest positive contributors to performance. Exposure to metals detracted the most from return, as concerns about global consumption and economic activity weighed on prices of industrial metals such as copper and aluminum, while the price of gold was pressure by rising interest rates and the strengthening U.S. dollar.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets
Commercial Paper	71.4%
U.S. Treasury Obligations	8.3
Money Market Funds	10.8
Cash	6.8
Futures	(1.6)
Other assets, less liabilities	4.3

COMMODITIES EXPOSURE

Sector Exposure(a)	Percent of Exposure
Energy Futures	37.2%
Agriculture Futures	28.9
Precious Metals Futures	16.7
Industrial Metals Futures	11.8
Livestock Futures	5.4

(a)	Represents the sector allocation of the Bloomberg Roll Select Commodity Total Return Index.

6	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	iShares® Commodity Curve Carry Strategy ETF

Investment Objective

The iShares Commodity Curve Carry Strategy ETF (the “Fund”) seeks to track the investment results of an index composed of commodities with the top ten highest ranking roll yields, on a total return basis, selected from a broad commodity universe, as represented by the ICE BofA Commodity Enhanced Carry Total Return Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	15.79%	25.25%	15.79%	62.88%
Fund Market	14.94	25.09	14.94	62.43
Index	16.69	26.10	16.69	65.17

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was September 1, 2020. The first day of secondary market trading was September 3, 2020.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$890.70	$1.76		$1,000.00	$1,023.30	$1.89		0.37%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2022 (continued)	iShares® Commodity Curve Carry Strategy ETF

Portfolio Management Commentary

The Fund finished the reporting period in positive territory, reflecting higher prices for many commodities against a backdrop of historically high inflation. The Fund gains exposure to a concentrated mix of commodities futures exhibiting positive carry (the difference between the price of an expiring futures contract and its replacement) by investing in commodity total return swaps. During the reporting period, the Fund decreased its exposure to industrial metals such as nickel and aluminum, while increasing exposure to soft commodities such as wheat, corn and soybeans. At the end of the reporting period, the Fund’s largest exposures included Brent crude oil, copper, and corn.

Entering the period, U.S. inflation was already running well above the 2% target of the U.S. Federal Reserve. Inflation would spike in the wake of Russia’s late-February invasion of Ukraine and subsequent sanctions imposed on Russia’s energy sector which reduced natural gas imports to Europe from Russia via pipelines. The failure of U.S. production to keep up with demand and OPECs announcement of supply cuts also bolstered energy prices. The conflict in Ukraine also exacerbated ongoing supply-chain pressures and led to sharply higher prices for a range of commodities. To illustrate, U.S. consumer price inflation rose by at least 7.5% on a year-over-year basis in each of the first nine months of 2022, hitting a peak of 9.1% in June.

Exposure via energy futures to commodities such as Brent crude oil and gasoil were the largest contributors to the Fund’s performance over the 12 months. On the downside, copper prices experienced declines driven by weakened demand from China, new supply projects in the pipeline, and the strengthening dollar.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets
Commercial Paper	69.4%
U.S. Treasury Obligations	8.3
Money Market Funds	24.1
Cash	0.0 (a)
Commodity Swaps	(1.8)
Other assets, less liabilities	0.0

(a)	Rounds to less than 0.1%

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets
U.S. Treasury Bill, 3.36%, 11/22/22	4.1%
U.S. Treasury Bill, 3.78%, 12/20/22	4.1
MetLife Short Term Funding LLC, 3.48%, 11/08/22	3.6
John Deere Canada ULC, 3.62%, 11/21/22	3.6
DuPont de Nemours Inc., 3.90%, 11/21/22	3.6

8	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	iShares® Gold Strategy ETF

Investment Objective

The iShares Gold Strategy ETF (the “Fund”) seeks to track the investment results of an index that provides exposure, on a total return basis, to the price performance of gold, as represented by the Bloomberg Composite Gold Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(8.92)%	4.08%	(8.92)%	19.26%
Fund Market	(9.11)	4.03	(9.11)	18.99
Index	(8.60)	4.31	(8.60)	20.41

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 6, 2018. The first day of secondary market trading was June 8, 2018.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$856.30	$0.89		$1,000.00	$1,024.20	$0.97		0.19%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2022 (continued)	iShares® Gold Strategy ETF

Portfolio Management Commentary

The Fund finished the reporting period in negative territory, reflecting the decline in the price of gold. The Fund’s performance was approximately in line with the broader gold market, as represented by the Bloomberg Composite Gold Index, due to its composition as a mix of gold futures and exchange-traded products linked to or backed by gold.

Entering the period, U.S. inflation was already running well above the 2% target of the U.S. Federal Reserve (Fed). Inflation would spike in the wake of Russia’s late-February invasion of Ukraine, which exacerbated ongoing supply-chain pressures and led to sharply higher commodity prices. Consumer price inflation rose by at least 7.5% on a year-over-year basis in each of the first nine months of 2022, hitting a peak of 9.1% in June. In response, the Fed aggressively raised its benchmark overnight lending rate, bringing the Fed funds target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the start of 2022. In addition, the market anticipated significant further rate increases from the Fed in the coming months.

The U.S. Treasury yield curve moved dramatically higher in response to the Fed’s policy tightening, with the two-year yield moving from 0.28% to 4.22% over the 12 months, an increase of 394 basis points. Longer-term Treasury yields, which are less directly influenced by changes in Fed funds, rose to a more moderate degree, as reflected in the bellwether 10-year note yield which increased from 1.52% to 3.83%, or 231 basis points.

Rising yields on U.S. bonds over the period reduced gold’s relative attractiveness as an investment. Because gold does not pay interest, its appeal decreases when yields rise as the metal’s carrying cost relative to bonds increases. Continued strength in the U.S. dollar also pressured gold prices. As gold is priced in U.S. dollars, strength in the currency makes it more expensive for foreign investors to purchase gold.

From November 2021 through March 8, 2022, gold prices climbed more than 14% to near their all-time high. In mid-March, as the Fed began tightening monetary policy, gold prices began to fall. Gold weakened further as central banks continued to tighten over the period, and the price of the metal finished the period more than 20% below its March high.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets
Commercial Paper	71.2%
Grantor Trust	17.9
U.S. Treasury Obligations	7.1
Money Market Funds	1.0
Cash	5.8
Futures	(4.7)
Other assets, less liabilities	1.7

COMMODITY-LINKED FUTURES

Sector Exposure(a)	Percent of Net Assets
Gold Futures	75.5%

(a)	Exposures are calculated as the current notional value of the futures contracts as a percentage of net assets.

10	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	iShares® GSCI Commodity Dynamic Roll Strategy ETF

Investment Objective

The iShares GSCI Commodity Dynamic Roll Strategy ETF (the “Fund”) seeks to track the investment results of an index composed of a broad range of commodity exposures with enhanced roll selection, on a total return basis, as represented by the S&P GSCI Dynamic Roll (USD) Total Return Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	19.92%	8.39%	1.29%	19.92%	49.57%	10.88%
Fund Market	19.35	8.31	1.25	19.35	49.07	10.47
Index	20.85	9.18	(1.28)	20.85	55.13	(9.82)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was October 15, 2014. The first day of secondary market trading was October 16, 2014.

Index performance through January 30, 2020 reflects the performance of the S&P GSCI Dynamic Roll Reduced Energy 70/30 Futures/Equity Blend Total Return Index. Index performance beginning on January 31, 2020 reflects the performance of the S&P GSCI Dynamic Roll (USD) Total Return Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$908.90	$2.31		$1,000.00	$1,022.80	$2.45		0.48%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2022 (continued)	iShares® GSCI Commodity Dynamic Roll Strategy ETF

Portfolio Management Commentary

The Fund finished the reporting period in positive territory, reflecting higher prices for many commodities against a backdrop of historically high inflation. The Fund uses a mix of commodities futures designed to provide total returns consistent with investment in a broad variety of commodities.

Entering the period, U.S. inflation was already running well above the 2% target of the U.S. Federal Reserve. Inflation would spike in the wake of Russia’s late-February invasion of Ukraine and subsequent sanctions imposed on Russia’s energy sector which reduced natural gas imports to Europe from Russia via pipelines. The failure of U.S. production to keep up with demand and OPEC’s announcement of supply cuts also bolstered energy prices. The conflict in Ukraine exacerbated ongoing supply-chain pressures and led to sharply higher prices for a range of commodities. To illustrate, U.S. consumer price inflation rose by at least 7.5% on a year-over-year basis in each of the first nine months of 2022, hitting a peak of 9.1% in June.

Exposure via energy futures to commodities such as Brent crude oil, gasoil, West Texas Intermediate crude oil, and heating oil were the largest contributors to the Fund’s performance over the 12 months. Outside of energy, the Fund had notable exposure to corn, which also added to return. Prices for industrial metals such as copper and aluminum declined over the period as recession fears increased, while rising yields on U.S. bonds and strength in the U.S. dollar pressured the price of gold.

Portfolio Information

PORTFOLIO COMPOSITION

Investment Type	Percent of Net Assets
Commercial Paper	70.7%
U.S. Treasury Obligations	10.2
Certificates of Deposit	4.9
Money Market Funds	8.8
Cash	9.1
Futures	0.4
Other assets, less liabilities	(4.1)

COMMODITY-LINKED FUTURES

Sector Exposure(a)	Percent of Net Assets
Energy Futures	62.3%
Agriculture Futures	18.5
Industrial Metals Futures	9.1
Livestock Futures	6.5
Gold Futures	3.6

(a)	Exposures are calculated as the current notional value of the futures contracts as a percentage of net assets.

12	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Consolidated Schedule of Investments October 31, 2022	iShares® Bloomberg Roll Select Commodity Strategy ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper

American Electric Power Co. Inc., 3.87%, 11/16/22	$10,000	$9,982,809
AT&T Inc., 3.99%, 11/28/22	5,000	4,984,522
Banco Santander SA, 3.63%, 11/21/22	6,000	5,987,323
Bell Canada 3.60%, 11/09/22	5,000	4,995,510
3.65%, 11/14/22	5,000	4,992,911
Britannia Funding Co. LLC, 3.61%, 11/15/22	5,000	4,992,492
CenterPoint Energy Resources Corp., 4.01%, 11/28/22	5,000	4,984,452
Collateralized Commercial Paper V Co. LLC, 4.40%, 01/13/23	10,000	9,910,316
DuPont de Nemours Inc., 3.90%, 11/09/22	10,000	9,990,270
DZ Bank AG Deutsche Zentral-Genossenschaftsbank, 3.64%, 11/21/22	6,150	6,136,970
Fiserv Inc., 3.79%, 11/07/22	4,000	3,997,052
Glencove Funding LLC 3.64%, 11/18/22	2,000	1,996,371
3.89%, 12/12/22	12,000	11,945,764
GTA Funding LLC 3.90%, 12/13/22	6,000	5,972,172
3.97%, 12/21/22	5,000	4,972,007
ING U.S. Funding LLC, 3.64%, 11/22/22	7,000	6,984,480
John Deere Canada ULC, 3.62%, 11/21/22	6,700	6,685,891
Lloyds Bank PLC, 3.51%, 11/10/22	12,000	11,988,323
LMA-Americas LLC, 4.53%, 01/18/23	10,000	9,901,491
LVMH Moet Hennessy Louis Vuitton Inc., 3.26%, 11/03/22	11,000	10,997,011
Mackinac Funding Co. LLC, 3.53%, 11/09/22	10,000	9,991,190
Manhattan Asset Funding Co. LLC, 3.28%, 11/04/22	7,000	6,997,451
Nordea Bank Abp, 3.68%, 12/01/22	7,950	7,939,734
Penske Truck Leasing Co. LP, 3.77%, 11/07/22	5,000	4,996,335
PSP Capital Inc., 3.90%, 12/21/22	10,000	9,945,019
Pure Grove Funding, 4.33%, 01/12/23	4,000	3,965,171
Salisbury Receivables Co. LLC, 3.75%, 12/02/22	7,000	6,976,748
Santander U.K. PLC, 3.75%, 12/01/22	6,000	5,980,677

Security	Par/ Shares (000)	Value

Spire Inc. 3.43%, 11/02/22	$1,900	$1,899,637
3.80%, 11/09/22	4,000	3,996,208
4.04%, 12/01/22	5,000	4,982,657
Toyota Industries Commercial Finance Inc., 3.65%, 11/29/22	5,900	5,882,714
TransCanada PipeLines Ltd., 4.17%, 12/15/22	7,000	6,963,731
Victory Receivables Corp., 4.56%, 01/18/23	2,000	1,980,189

Total Commercial Paper — 71.4% (Cost: $224,931,833)		224,895,598

U.S. Treasury Obligations
U.S. Treasury Bill 3.36%, 11/22/22(a)	13,000	12,974,924
3.78%, 12/20/22(a)	13,000	12,934,445

Total U.S. Treasury Obligations — 8.3% (Cost: $25,909,896)		25,909,369

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(b)(c)	34,050	34,050,000

Total Money Market Funds — 10.8% (Cost: $34,050,000)		34,050,000

Total Investments — 90.5% (Cost: $284,891,729)		284,854,967

Other Assets Less Liabilities — 9.5%		30,035,381

Net Assets — 100.0%		$314,890,348

(a)	Rates are discount rates or a range of discount rates as of period end.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$19,480,000	$14,570,000	(a)	$—	$—	$—	$34,050,000	34,050	$321,007	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Bloomberg Roll Select Index	10,612	12/21/22	$314,009	$(4,975,546)

14	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) October 31, 2022	iShares® Bloomberg Roll Select Commodity Strategy ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$4,975,546	$—	$—	$—	$—	$—	$4,975,546

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2022, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$26,000,796	$—	$—	$—	$—	$—	$26,000,796

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$(15,626,622)	$—	$—	$—	$—	$—	$(15,626,622)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$315,760,121

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Commercial Paper	$—	$224,895,598	$—	$224,895,598
U.S. Treasury Obligations	—	25,909,369	—	25,909,369
Money Market Funds	34,050,000	—	—	34,050,000

	$34,050,000	$250,804,967	$—	$284,854,967

Derivative financial instruments(a)
Liabilities
Futures Contracts	$—	$(4,975,546)	$—	$(4,975,546)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments October 31, 2022	iShares® Commodity Curve Carry Strategy ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper

Amcor Flexibles North America Inc., 3.62%, 12/01/22	$1,200	$1,195,841
Ameren Illinois Co., 3.43%, 11/02/22	750	749,857
American Electric Power Co. Inc., 3.87%, 11/16/22	900	898,453
AT&T Inc., 3.99%, 11/28/22	500	498,452
Banco Santander SA, 3.63%, 11/21/22	500	498,944
Barton Capital SA, 4.25%, 01/06/23	500	496,073
Bell Canada, 3.65%, 11/14/22	1,200	1,198,298
Britannia Funding Co. LLC, 3.71%, 11/22/22	900	897,967
DuPont de Nemours Inc., 3.90%, 11/21/22	1,300	1,296,838
DZ Bank AG Deutsche Zentral-Genossenschaftsbank, 3.64%, 11/21/22	600	598,729
Fiserv Inc., 3.79%, 11/07/22	500	499,632
Glencove Funding LLC 3.64%, 11/18/22	500	499,093
3.89%, 12/12/22	1,000	995,480
GTA Funding LLC, 4.29%, 01/10/23	1,300	1,289,085
John Deere Canada ULC, 3.62%, 11/21/22	1,300	1,297,262
Liberty Street Funding LLC, 3.92%, 12/15/22	400	398,050
LMA-Americas LLC 3.64%, 11/14/22	700	699,009
4.53%, 01/18/23	500	495,075
Mackinac Funding Co. LLC, 3.53%, 11/09/22	1,100	1,099,031
Manhattan Asset Funding Co. LLC, 4.31%, 01/11/23	1,300	1,288,888
MetLife Short Term Funding LLC, 3.48%, 11/08/22	1,300	1,298,994
Mont Blanc Capital Corp., 3.67%, 11/21/22	1,112	1,109,623
Nordea Bank Abp, 3.68%, 12/01/22	700	699,096
Norinchukin BK BR, 2.90%, 11/15/22	700	699,807
PPG Industries Inc., 3.48%, 11/02/22	495	494,904
PSP Capital Inc., 3.90%, 12/21/22	1,200	1,193,402
Salisbury Receivables Co. LLC, 3.75%, 12/02/22	400	398,671

Security	Par/ Shares (000)	Value

Santander U.K. PLC, 3.75%, 12/01/22	$700	$697,746
TransCanada PipeLines Ltd., 4.17%, 12/15/22	1,200	1,193,782
Victory Receivables Corp., 3.50%, 11/07/22	500	499,660

Total Commercial Paper — 69.4% (Cost: $25,180,428)		25,175,742

U.S. Treasury Obligations
U.S. Treasury Bill 3.36%, 11/22/22(a)	1,500	1,497,107
3.78%, 12/20/22(a)	1,500	1,492,436

Total U.S. Treasury Obligations — 8.3% (Cost: $2,989,604)		2,989,543

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(b)(c)	8,760	8,760,000

Total Money Market Funds — 24.1% (Cost: $8,760,000)		8,760,000

Total Investments — 101.8% (Cost: $36,930,032)		36,925,285

Liabilities in Excess of Other Assets — (1.8)%		(661,581)

Net Assets — 100.0%		$36,263,704

(a)	Rates are discount rates or a range of discount rates as of period end.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$7,190,000	$1,570,000	(a)	$—	$—	$—	$8,760,000	8,760	$115,882	$—

(a)	Represents net amount purchased (sold).

16	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) October 31, 2022	iShares® Commodity Curve Carry Strategy ETF

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Rate(a)	Frequency	Reference(b)	Frequency
4.07%	At Termination	ICE BofA Commodity Enhanced Carry Total Return Index	At Termination	Citibank N.A.	N/A	08/31/23	13,438	$(321,763)	$ (81,539)	$(240,224)
4.07%	At Termination	ICE BofA Commodity Enhanced Carry Total Return Index	At Termination	Merrill Lynch International	N/A	08/31/23	23,492	(565,318)	(145,345)	(419,973)

								$(887,081)	$(226,884)	$(660,197)

(a)	Represents 3-month Treasury Bill. Rate shown is the rate in effect as of period-end.
(b)	Please refer to the Reference Entity below for more details.

Reference Entity

The ICE BofA Commodity Enhanced Carry Total Return Index consists of futures contracts under each counterparty. The following table represents the individual long positions and related weighting of the future contracts underlying the ICE BofA Commodity Enhanced Carry Total Return Index as of October 31, 2022.

Futures contracts	Maturity date	Weight%

Brent Crude Oil	10/31/2023	25.8%
Copper	12/19/2023	16.0
Corn	12/14/2023	12.9
Gas Oil	12/12/2023	9.5
Soybeans	11/14/2023	9.0
RBOB Gasoline	5/31/2023	7.1
WTI Crude Oil	11/20/2023	6.7
Sugar	9/29/2023	6.5
Zinc	12/19/2023	2.8
Coffee	5/18/2023	2.7
Natural Gas	11/28/2023	1.2

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$(226,884)	$—	$(660,197)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$887,081	$—	$—	$—	$—	$—	$887,081

For the period ended October 31, 2022, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Swaps	$9,107,191	$—	$—	$—	$—	$—	$9,107,191

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$(4,509,634)	$—	$—	$—	$—	$—	$(4,509,634)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) October 31, 2022	iShares® Commodity Curve Carry Strategy ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps
Average notional value	$30,397,428

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps - OTC(a)	$—	$887,081

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	887,081
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	—	887,081

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities	(c)

Citibank N.A.	$321,763	$—		$—	$(20,000)	$301,763
Merrill Lynch International	565,318	—		—	(180,000)	385,318

	$887,081	$—		$—	$(200,000)	$687,081

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Commercial Paper	$—	$25,175,742	$—	$25,175,742
U.S. Treasury Obligations	—	2,989,543	—	2,989,543
Money Market Funds	8,760,000	—	—	8,760,000

	$8,760,000	$28,165,285	$—	$36,925,285

Derivative financial instruments(a)
Liabilities
Swaps	$—	$(660,197)	$—	$(660,197)

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to Consolidated Financial Statements

18	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments October 31, 2022	iShares® Gold Strategy ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper

Amcor Flexibles North America Inc., 3.88%, 11/15/22	$1,300	$1,297,904
American Electric Power Co. Inc., 3.87%, 11/16/22	1,200	1,197,937
AT&T Inc., 3.99%, 11/28/22	500	498,452
Banco Santander SA, 3.63%, 11/21/22	1,200	1,197,465
Banque et Caisse d’Epargne de l’Etat, 4.25%, 11/16/22	261	260,587
Barton Capital SA, 4.25%, 01/06/23	500	496,073
Bell Canada 3.60%, 11/09/22	600	599,461
3.65%, 11/14/22	500	499,291
CenterPoint Energy Resources Corp., 4.01%, 11/28/22	800	797,512
Credit Agricole Corporate & Investment Bank, 3.20%, 11/03/22	1,200	1,199,680
DuPont de Nemours Inc. 3.53%, 11/07/22	700	699,479
4.12%, 11/17/22	300	299,418
DZ Bank AG Deutsche Zentral-Genossenschaftsbank, 3.64%, 11/21/22	700	698,517
Fidelity National Information Services Inc., 4.02%, 12/01/22	1,000	996,408
Glencove Funding LLC 3.64%, 11/18/22	700	698,730
3.89%, 12/12/22	300	298,644
GTA Funding LLC, 3.90%, 12/13/22	750	746,522
Legacy Capital Co. LLC, 3.75%, 11/23/22	1,300	1,296,896
Liberty Street Funding LLC, 3.97%, 12/19/22	1,000	994,626
Lloyds Bank PLC, 3.51%, 11/10/22	1,300	1,298,735
Mackinac Funding Co. LLC, 3.53%, 11/09/22	350	349,692
Manhattan Asset Funding Co. LLC, 3.28%, 11/04/22	1,200	1,199,563
Mitsubishi UFJ Trust & Banking Corp., 3.25%, 11/04/22	750	749,729
Nordea Bank Abp, 3.68%, 12/01/22	500	499,354
Norinchukin BK BR, 2.90%, 11/15/22	1,000	999,724
Penske Truck Leasing Co. LP, 3.77%, 11/07/22	1,200	1,199,120
PPG Industries Inc., 3.48%, 11/02/22	495	494,904
Salisbury Receivables Co. LLC, 3.75%, 12/02/22	500	498,339
Spire Inc., 4.04%, 12/01/22	1,200	1,195,838
Toronto-Dominion Bank, 0.73%, 01/13/23	400	397,274
Toyota Industries Commercial Finance Inc., 3.65%, 11/29/22	1,100	1,096,777

Total Commercial Paper — 71.2% (Cost: $24,756,214)		24,752,651

Security	Par/ Shares (000)	Value

Grantor Trust

iShares Gold Trust (a)(b)	$201	$6,213,349

Total Grantor Trust — 17.9% (Cost: $6,549,580)		6,213,349

U.S. Treasury Obligations
U.S. Treasury Bill 3.36%, 11/22/22(c)	1,250	1,247,589
3.78%, 12/20/22(c)	1,250	1,243,696

Total U.S. Treasury Obligations — 7.1% (Cost: $2,491,336)		2,491,285

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(a)(d)	350	350,000

Total Money Market Funds — 1.0% (Cost: $350,000)		350,000

Total Investments — 97.2% (Cost: $34,147,130)		33,807,285

Other Assets Less Liabilities — 2.8%		966,090

Net Assets — 100.0%		$34,773,375

(a)	Affiliate of the Fund.
(b)	Non-income producing security.
(c)	Rates are discount rates or a range of discount rates as of period end.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$23,797,000	$—	$(23,447,000	)(a)	$—	$—	$350,000	350	$24,915	$—
iShares Gold Trust	5,542,262	6,905,623	(5,275,097)		(276,393)	(683,046)	6,213,349	201	—	—

					$(276,393)	$(683,046)	$6,563,349		$24,915	$—

(a)	Represents net amount purchased (sold).

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) October 31, 2022	iShares® Gold Strategy ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Gold 100 OZ	160	12/28/22	$26,251	$(1,643,214)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,643,214	$—	$—	$—	$—	$—	$1,643,214

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2022, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$(2,129,335)	$—	$—	$—	$—	$—	$(2,129,335)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$(1,248,122)	$—	$—	$—	$—	$—	$(1,248,122)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$26,523,475

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

20	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) October 31, 2022	iShares® Gold Strategy ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Grantor Trust	$6,213,349	$—	$—	$6,213,349
Commercial Paper	—	24,752,651	—	24,752,651
U.S. Treasury Obligations	—	2,491,285	—	2,491,285
Money Market Funds	350,000	—	—	350,000

	$6,563,349	$27,243,936	$—	$33,807,285

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,643,214)	$—	$—	$(1,643,214)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments October 31, 2022	iShares® GSCI Commodity Dynamic Roll Strategy ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Certificates of Deposit

Bank of Montreal, 5.40%, 10/13/23	$10,000	$9,992,864
Barclays Bank PLC/NY, 3.70%, 06/08/23, (SOFR + 0.650%)(a)	11,250	11,237,767
Canadian Imperial Bank of Commerce/New York NY, 0.35%, 11/03/22	11,000	10,997,386
Credit Suisse AG/NY, 1.10%, 02/02/23	5,000	4,952,413
Landesbank Baden-Wuerttemberg, 3.53%, 02/03/23, (SOFR + 0.490%)(a)	25,000	24,995,204
Mizuho Bank Ltd./New York NY, 3.61%, 02/01/23, (SOFR + 0.570%)(a)	14,700	14,701,770
MUFG Bank Ltd./New York NY, 3.35%, 03/13/23, (SOFR + 0.300%)(a)	22,000	21,973,311
Royal Bank of Canada, 4.08%, 07/14/23	10,000	9,910,231
Svenska Handelsbanken/New York NY, 3.50%, 02/06/23(a)	5,715	5,713,787

Total Certificates of Deposit — 4.9% (Cost: $114,665,000)		114,474,733

Commercial Paper

ABN AMRO Funding USA LLC, 4.78%, 03/20/23	8,100	7,952,265
Amcor Finance USA Inc., 3.57%, 11/04/22	29,500	29,488,301
Amcor Flexibles North America Inc., 3.88%, 11/15/22	28,700	28,653,721
Ameren Illinois Co., 3.43%, 11/02/22	4,500	4,499,141
American Electric Power Co. Inc. 3.86%, 11/15/22	29,900	29,851,948
3.87%, 11/16/22	34,000	33,941,550
Antalis SA, 4.20%, 01/06/23	49,800	49,413,325
AT&T Inc. 3.99%, 11/28/22	50,000	49,845,222
4.02%, 12/01/22	30,000	29,896,512
Banco Santander SA, 3.63%, 11/21/22	42,300	42,210,627
Bank of Montreal, 4.05%, 01/18/23	15,000	14,867,708
Barton Capital SA, 3.67%, 11/18/22	25,000	24,954,263
Bell Canada, 3.65%, 11/14/22	12,450	12,432,347
Britannia Funding Co. LLC, 3.61%, 11/15/22	17,900	17,873,120
CenterPoint Energy Resources Corp., 4.01%, 11/28/22	7,600	7,576,367
Citigroup Global Markets Inc., 3.64%, 09/21/23(a)(b)	10,000	9,982,261
Collateralized Commercial Paper V Co. LLC, 4.40%, 01/13/23	35,000	34,686,106
Commonwealth Bank of Australia, 3.48%, 04/03/23, (SOFR + 0.430%)(a)(b)	24,200	24,186,338
DNB Bank ASA, 3.54%, 05/31/23, (SOFR + 0.490%)(a)(b)	11,600	11,597,982
Duke Energy Corp., 3.48%, 11/03/22	14,900	14,895,678
DuPont de Nemours Inc. 3.90%, 11/09/22	6,213	6,206,955
3.90%, 11/21/22	24,700	24,639,917
4.12%, 11/17/22	13,250	13,224,284
Enbridge US Inc, 3.70%, 11/03/22	31,360	31,350,339
Federation des Caisses Desjardins du Quebec 3.78%, 12/06/22	35,000	34,868,050
3.85%, 12/13/22	35,000	34,839,968
Fidelity National Information Services Inc., 4.02%, 12/01/22	34,584	34,459,786
Fiserv Inc., 3.79%, 11/07/22	4,975	4,971,334
Glencove Funding LLC 3.64%, 11/18/22	21,800	21,760,444
3.89%, 12/12/22	28,000	27,873,449

Security	Par (000)	Value

GTA Funding LLC 3.90%, 12/13/22	$22,550	$22,445,412
3.97%, 12/21/22	25,000	24,860,033
Hyundai Capital America, 3.90%, 11/18/22	35,000	34,931,925
John Deere Canada ULC, 3.62%, 11/21/22	17,000	16,964,201
Kookmin Bank, 5.08%, 04/25/23	13,300	12,977,555
Korea Development Bank/New York NY, 3.79%, 12/07/22	15,000	14,941,756
Landesbank Baden-Wuerttemberg, 4.86%, 03/22/23	14,000	13,736,424
Legacy Capital Co. LLC, 3.75%, 11/23/22	37,050	36,961,518
Liberty Street Funding LLC 3.97%, 12/19/22	15,000	14,919,395
4.60%, 01/20/23	32,000	31,671,968
Lloyds Bank PLC 3.51%, 11/10/22	26,000	25,974,700
4.68%, 02/07/23	15,000	14,809,219
LMA-Americas LLC 3.56%, 11/09/22	15,000	14,986,646
4.53%, 01/18/23	22,300	22,080,326
4.67%, 01/27/23	9,000	8,898,338
4.91%, 02/16/23	5,000	4,927,460
Mackinac Funding Co. LLC 3.51%, 11/08/22	30,000	29,976,587
3.53%, 11/09/22	17,550	17,534,538
Macquarie Bank Ltd., 5.19%, 05/12/23	10,000	9,729,318
Manhattan Asset Funding Co. LLC 3.28%, 11/04/22	28,800	28,789,514
3.92%, 12/15/22	20,000	19,902,500
Mont Blanc Capital Corp., 3.67%, 11/21/22	47,000	46,899,546
Nieuw Amsterdam Receivables Corp. BV 3.63%, 11/16/22	34,750	34,693,952
3.86%, 12/05/22	25,000	24,906,594
Nordea Bank Abp, 3.68%, 12/01/22	7,000	6,990,961
Penske Truck Leasing Co. LP, 3.77%, 11/07/22	3,250	3,247,618
PPG Industries Inc., 3.48%, 11/02/22	9,901	9,899,084
PSP Capital Inc., 3.90%, 12/21/22	60,000	59,670,115
Pure Grove Funding 4.33%, 01/12/23	25,000	24,782,318
4.86%, 02/27/23	15,000	14,762,744
5.44%, 08/25/23	6,650	6,363,314
Salisbury Receivables Co. LLC, 3.75%, 12/02/22	25,000	24,916,956
Skandinaviska Enskilda Banken AB, 3.71%, 12/05/22, (SOFR + 0.340%)	24,350	24,262,573
Spire Inc. 3.80%, 11/09/22	30,000	29,971,560
4.04%, 12/01/22	29,000	28,899,412
Standard Chartered Bank/New York, 3.52%, 11/14/22	10,000	9,986,315
Starbird Funding Corp., 3.20%, 11/03/22	31,300	31,291,645
Sumitomo Mitsui Banking Corp., 3.65%, 04/18/23, (SOFR + 0.630%)(a)	15,000	14,991,739
Svenska Handelsbanken, 3.60%, 09/01/23, (SOFR + 0.560%)(a)	10,000	9,981,428
Swedbank AB, 4.90%, 03/28/23	10,500	10,292,843
Toronto-Dominion Bank, 3.55%, 03/31/23	24,300	24,287,140
TransCanada PipeLines Ltd., 4.17%, 12/15/22	3,950	3,929,534
USAA Capital Corp., 3.20%, 11/03/22	15,000	14,995,996
Victory Receivables Corp. 4.54%, 01/17/23	7,953	7,875,562
4.56%, 01/18/23	46,600	46,138,393

22	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) October 31, 2022	iShares® GSCI Commodity Dynamic Roll Strategy ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Wells Fargo Bank NA, 3.34%, 03/23/23, (SOFR + 0.350%)(a)	$20,000	$19,988,307

Total Commercial Paper — 70.7% (Cost: $1,669,932,517)		1,669,044,290

U.S. Treasury Obligations
U.S. Treasury Bill 2.36%, 11/01/22(c)	60,000	60,000,000
3.36%, 11/22/22(c)	3,500	3,493,249
3.78%, 12/20/22(c)	60,000	59,697,439
4.19%, 02/07/23(c)	40,000	39,554,808
4.21%, 02/14/23(c)	40,000	39,520,908
4.33%, 02/28/23(c)	40,000	39,443,873

Total U.S. Treasury Obligations — 10.2% (Cost: $241,753,676)		241,710,277

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 2.97%(d)(e)	207,400	207,400,095

Total Money Market Funds — 8.8% (Cost: $207,400,095)		207,400,095

Total Investments — 94.6% (Cost: $2,233,751,288)		2,232,629,395

Other Assets Less Liabilities — 5.4%		126,519,039

Net Assets — 100.0%		$2,359,148,434

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Rates are discount rates or a range of discount rates as of period end.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$233,060,095	$—	$(25,660,000	)(a)	$—	$—	$207,400,095	207,400	$2,099,349	$1

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Gasoline RBOB	1,029	11/30/22	$109,156	$571,561
Cotton	550	12/07/22	19,800	(9,427,327)
Low Sulphur Gasoil	1,729	12/12/22	176,315	6,905,940
Lean Hogs	1,193	12/14/22	40,526	417,833
LME Copper	477	12/19/22	89,425	(921,508)
LME Lead	224	12/19/22	11,058	(385,086)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (continued) October 31, 2022	iShares® GSCI Commodity Dynamic Roll Strategy ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

LME Nickel	170	12/19/22	$22,187	$(1,903,742)
LME PRI Aluminum	1,332	12/19/22	74,126	(2,072,033)
Gold 100 OZ	517	12/28/22	84,824	(5,422,233)
Silver	90	12/28/22	8,603	(639,350)
Brent Crude Oil	5,067	12/29/22	461,198	8,329,787
LME Zinc	273	01/16/23	18,448	(3,218,769)
Cattle Feeder	299	01/26/23	26,828	482,759
WTI Crude	6,263	02/21/23	519,077	(4,740,111)
Wheat KCBT	797	03/14/23	38,824	3,997,743
Cocoa	255	03/16/23	5,975	(189,637)
Natural Gas	1,903	03/29/23	91,211	20,637,144
NY Harbor ULSD (Heat Oil)	853	03/31/23	112,698	835,766
Sugar	1,756	04/28/23	33,218	(3,891,760)
Coffee	279	05/18/23	18,095	(3,318,985)
Live Cattle	1,398	06/30/23	86,326	(202,709)
Wheat	1,967	07/14/23	88,884	6,636,698
Soybean	1,240	11/14/23	85,157	846,792
Corn	4,364	12/14/23	136,539	(3,627,519)

				$9,701,254

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$49,662,023	$—	$—	$—	$—	$—	$49,662,023

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$39,960,769	$—	$—	$—	$—	$—	$39,960,769

(a) Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2022, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$684,909,176	$—	$—	$—	$—	$—	$684,909,176

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$(73,798,222)	$—	$—	$—	$—	$—	$(73,798,222)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$2,991,800,590

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

24	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) October 31, 2022	iShares® GSCI Commodity Dynamic Roll Strategy ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Certificates of Deposit	$—	$114,474,733	$—	$114,474,733
Commercial Paper	—	1,669,044,290	—	1,669,044,290
U.S. Treasury Obligations	—	241,710,277	—	241,710,277
Money Market Funds	207,400,095	—	—	207,400,095

	$207,400,095	$2,025,229,300	$—	$2,232,629,395

Derivative financial instruments(a)
Assets
Futures Contracts	$49,662,023	$—	$—	$49,662,023
Liabilities
Futures Contracts	(39,960,769)	—	—	(39,960,769)

	$9,701,254	$—	$—	$9,701,254

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Statements of Assets and Liabilities

October 31, 2022

	iShares Bloomberg Roll Select Commodity Strategy ETF	iShares Commodity Curve Carry Strategy ETF	iShares Gold Strategy ETF	iShares GSCI Commodity Dynamic Roll Strategy ETF

ASSETS
Investments, at value — unaffiliated(a)	$250,804,967	$28,165,285	$27,243,936	$2,025,229,300
Investments, at value — affiliated(b)	34,050,000	8,760,000	6,563,349	207,400,095
Cash	16,274	10,110	1,009,640	8,187,355
Cash pledged:
Futures contracts	21,421,000	—	1,014,000	206,336,115
Collateral — OTC derivatives	—	200,000	—	—
Receivables:
Variation margin on futures contracts	2,889,841	—	—	—
Capital shares sold	5,623,042	—	—	—
Dividends — affiliated	155,651	27,104	10,192	1,301,538

Total assets	314,960,775	37,162,499	35,841,117	2,448,454,403

LIABILITIES
Payables:
Investments purchased	—	—	996,409	73,903,659
Variation margin on futures contracts	—	—	65,609	14,439,480
Capital shares redeemed	—	—	—	1
Investment advisory fees	70,427	11,714	5,724	962,829
Swap premiums received	—	226,884	—	—
Unrealized depreciation on OTC swaps	—	660,197	—	—

Total liabilities	70,427	898,795	1,067,742	89,305,969

NET ASSETS	$314,890,348	$36,263,704	$34,773,375	$2,359,148,434

NET ASSETS CONSIST OF
Paid-in capital	$309,143,102	$27,606,668	$36,657,605	$1,895,003,783
Accumulated earnings (loss)	5,747,246	8,657,036	(1,884,230)	464,144,651

NET ASSETS	$314,890,348	$36,263,704	$34,773,375	$2,359,148,434

NET ASSETVALUE
Shares outstanding	5,600,000	1,400,000	700,000	62,200,000

Net asset value	$56.23	$25.90	$49.68	$37.93

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$250,841,729	$28,170,032	$27,247,550	$2,026,351,193
(b) Investments, at cost — affiliated	$34,050,000	$8,760,000	$6,899,580	$207,400,095

See notes to Consolidated Financial Statements

26	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Operations

Year Ended October 31, 2022

	iShares Bloomberg Roll Select Commodity Strategy ETF	iShares Commodity Curve Carry Strategy ETF	iShares Gold Strategy ETF	iShares GSCI Commodity Dynamic Roll Strategy ETF

INVESTMENT INCOME
Dividends — affiliated	$321,007	$115,882	$24,915	$2,099,349
Interest — unaffiliated	3,324,927	242,287	283,848	27,957,638

Total investment income	3,645,934	358,169	308,763	30,056,987

EXPENSES
Investment advisory	865,498	150,280	89,258	14,130,843
Professional	—	—	—	217

Total expenses	865,498	150,280	89,258	14,131,060

Less:
Investment advisory fees waived	(21,919)	(7,893)	(28,400)	(27,090)

Total expenses after fees waived	843,579	142,387	60,858	14,103,970

Net investment income	2,802,355	215,782	247,905	15,953,017

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,923)	(992)	(261)	(49,193)
Investments — affiliated	—	—	(353,010)	—
Futures contracts	26,000,796	—	(2,129,335)	684,909,176
In-kind redemptions — affiliated(a)	—	—	76,617	—
Swaps	—	9,107,191	—	—

	25,994,873	9,106,199	(2,405,989)	684,859,983

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(37,858)	(4,988)	(3,614)	(1,169,781)
Investments — affiliated	—	—	(683,046)	—
Futures contracts	(15,626,622)	—	(1,248,122)	(73,798,222)
Swaps	—	(4,509,634)	—	—

	(15,664,480)	(4,514,622)	(1,934,782)	(74,968,003)

Net realized and unrealized gain (loss)	10,330,393	4,591,577	(4,340,771)	609,891,980

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,132,748	$4,807,359	$(4,092,866)	$625,844,997

(a)	See Note 2 of the Notes to Financial Statements.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	27

Consolidated Statements of Changes in Net Assets

	iShares Bloomberg Roll Select Commodity Strategy ETF		iShares Commodity Curve Carry Strategy ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/22	Year Ended 10/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$2,802,355	$(161,116)	$215,782	$(96,638)
Net realized gain	25,994,873	19,938,578	9,106,199	8,349,961
Net change in unrealized appreciation (depreciation)	(15,664,480)	10,876,593	(4,514,622)	4,877,734

Net increase in net assets resulting from operations	13,132,748	30,654,055	4,807,359	13,131,057

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(30,653,592)	(69,482)	(8,253,258)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	123,567,454	136,346,700	—	(2,599,830)

NET ASSETS
Total increase (decrease) in net assets	106,046,610	166,931,273	(3,445,899)	10,531,227
Beginning of period	208,843,738	41,912,465	39,709,603	29,178,376

End of period	$314,890,348	$208,843,738	$36,263,704	$39,709,603

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to Consolidated Financial Statements

28	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets (continued)

	iShares Gold Strategy ETF		iShares GSCI Commodity Dynamic Roll Strategy ETF

	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/22	Year Ended 10/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$247,905	$(30,684)	$15,953,017	$(5,032,541)
Net realized gain (loss)	(2,405,989)	(1,792,497)	684,859,983	351,111,376
Net change in unrealized appreciation (depreciation)	(1,934,782)	99,087	(74,968,003)	88,305,347

Net increase (decrease) in net assets resulting from operations	(4,092,866)	(1,724,094)	625,844,997	434,384,182

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	—	(1,564,719)	(426,344,721)	(799,124)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	8,870,593	11,320,515	(665,137,244)	2,194,642,007

NET ASSETS
Total increase (decrease) in net assets	4,777,727	8,031,702	(465,636,968)	2,628,227,065
Beginning of period	29,995,648	21,963,946	2,824,785,402	196,558,337

End of period	$34,773,375	$29,995,648	$2,359,148,434	$2,824,785,402

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	29

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	iShares Bloomberg Roll Select Commodity Strategy ETF

					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	04/03/18	(a)
	10/31/22	10/31/21	10/31/20	10/31/19	to 10/31/18

Net asset value, beginning of period	$59.67	$41.91	$45.01	$47.77	$50.00

Net investment income (loss)(b)	0.53	(0.09)	0.23	1.05	0.58
Net realized and unrealized gain (loss)(c)	3.99	17.92	(2.33)	(3.05)		(2.81)

Net increase (decrease) from investment operations	4.52	17.83	(2.10)	(2.00)		(2.23)

Distributions from net investment income(d)	(7.96)	(0.07)	(1.00)	(0.76)	—

Net asset value, end of period	$56.23	$59.67	$41.91	$45.01	$47.77

Total Return(e)
Based on net asset value	9.78%	42.59%	(4.81)%	(4.19)%	(4.46	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.28%	0.28%	0.28%	0.28%	0.28	%(h)

Total expenses after fees waived	0.27%	0.27%	0.27%	0.19%	0.10	%(h)

Net investment income (loss)	0.91%	(0.16)%	0.55%	2.30%	2.01	%(h)

Supplemental Data
Net assets, end of period (000)	$314,890	$208,844	$41,912	$27,004	$40,607

Portfolio turnover rate(i)	0%	0%	0%	0%		0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

30	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Commodity Curve Carry Strategy ETF

			Period From
	Year Ended	Year Ended	09/01/20	(a)
	10/31/22	10/31/21	to 10/31/20

Net asset value, beginning of period	$28.36	$19.45	$20.16

Net investment income (loss)(b)	0.15	(0.07)		(0.01)
Net realized and unrealized gain (loss)(c)	3.29	8.98		(0.70)

Net increase (decrease) from investment operations	3.44	8.91		(0.71)

Distributions from net investment income(d)	(5.90)	—	—

Net asset value, end of period	$25.90	$28.36	$19.45

Total Return(e)
Based on net asset value	15.79%	45.81%	(3.52	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.40%	0.40%	0.40	%(h)

Total expenses after fees waived	0.38%	0.39%	0.00	%(h)

Net investment income (loss)	0.57%	(0.28)%	(0.28	)%(h)

Supplemental Data
Net assets, end of period (000)	$36,264	$39,710	$29,178

Portfolio turnover rate(i)	0%	0%		0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	31

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Gold Strategy ETF

					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	06/06/18	(a)
	10/31/22	10/31/21	10/31/20	10/31/19	to 10/31/18

Net asset value, beginning of period	$54.54	$62.75	$57.41	$46.76	$50.00

Net investment income (loss)(b)	0.38	(0.07)	0.13	0.82	0.27
Net realized and unrealized gain (loss)(c)	(5.24)	(3.67)	10.47	10.20		(3.51)

Net increase (decrease) from investment operations	(4.86)	(3.74)	10.60	11.02		(3.24)

Distributions from net investment income(d)	—	(4.47)	(5.26)	(0.37)	—

Net asset value, end of period	$49.68	$54.54	$62.75	$57.41	$46.76

Total Return(e)
Based on net asset value	(8.92)%	(6.21)%	20.64%	23.74%	(6.48	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25	%(h)

Total expenses after fees waived	0.17%	0.13%	0.13%	0.18%	0.19	%(h)

Net investment income (loss)	0.69%	(0.12)%	0.22%	1.58%	1.45	%(h)

Supplemental Data
Net assets, end of period (000)	$34,773	$29,996	$21,964	$8,612	$4,676

Portfolio turnover rate(i)	52%	121%	77%	47%		13%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

32	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares GSCI Commodity Dynamic Roll Strategy ETF
	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of year	$37.41	$24.27	$31.80	$37.18	$35.97

Net investment income (loss)(a)	0.21	(0.13)	0.26	0.76	0.63
Net realized and unrealized gain (loss)(b)	5.80	13.37	(6.93)	(3.04)	2.62

Net increase (decrease) from investment operations	6.01	13.24	(6.67)	(2.28)	3.25

Distributions from net investment income(c)	(5.49)	(0.10)	(0.86)	(3.10)		(2.04)

Net asset value, end of year	$37.93	$37.41	$24.27	$31.80	$37.18

Total Return(d)
Based on net asset value	19.92%	54.75%	(21.66)%	(5.87)%	9.29	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.48%	0.48%	0.48%	0.48%		0.48%

Total expenses after fees waived	0.48%	0.48%	0.48%	0.48%		0.48%

Net investment income (loss)	0.54%	(0.38)%	0.95%	2.32%		1.66%

Supplemental Data
Net assets, end of year (000)	$2,359,148	$2,824,785	$196,558	$518,373	$728,739

Portfolio turnover rate(g)	0%	0%	5%	32%		167%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 9.06%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	33

Notes to Consolidated Financial Statements

1.    ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Bloomberg Roll Select Commodity Strategy	Non-diversified
Commodity Curve Carry Strategy	Non-diversified
Gold Strategy	Non-diversified
GSCI Commodity Dynamic Roll Strategy	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for each Fund include the accounts of its wholly-owned subsidiary in the Cayman Islands (each, a “Subsidiary”) that invests in certain “commodity-linked instruments” and cash and cash equivalents in accordance with each Fund’s investment objective. In compliance with Sub-chapter M of the Internal Revenue Code of 1986, as amended, each Fund may invest up to 25% of its total assets in its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. Each Fund’s commodity-linked instruments held in its Subsidiary are intended to provide the Fund with exposure to applicable commodity markets or commodities consistent with current U.S. federal income tax laws applicable to investment companies such as the Fund. Each Subsidiary has the same investment objective as its Fund.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by each Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has

34	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines such method does not represent fair value.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	35

Notes to Consolidated Financial Statements  (continued)

4.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) or to the applicable commodities market (commodities price risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the statement of assets and liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the statement of assets and liabilities. Payments received or paid are recorded in the statement of operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the statement of operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Total return swaps are entered into by the iShares Commodity Curve Carry Strategy ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of

36	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statements of Assets and Liabilities.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Bloomberg Roll Select Commodity Strategy	0.28%
Commodity Curve Carry Strategy	0.40
Gold Strategy	0.25
GSCI Commodity Dynamic Roll Strategy	0.48

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fee for the iShares Bloomberg Roll Select Commodity Strategy ETF, iShares Commodity Curve Carry Strategy ETF and iShares GSCI Commodity Dynamic Roll Strategy ETF through February 28, 2025, March 1, 2024 and February 29, 2024, respectively, in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

BFA has contractually agreed to waive a portion of its investment advisory fee for the iShares Gold Strategy ETF through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other exchange-traded products sponsored by BFA or its affiliates and other funds advised by BFA or its affiliates, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.25%.

These amounts are included in investment advisory fees waived in the Consolidated Statements of Operations. For the year ended October 31, 2022, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived

Bloomberg Roll Select Commodity Strategy	$ 21,919
Commodity Curve Carry Strategy	7,893
Gold Strategy	28,400
GSCI Commodity Dynamic Roll Strategy	27,090

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	37

Notes to Consolidated Financial Statements  (continued)

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares GSCI Commodity Dynamic Roll Strategy ETF and its Subsidiary.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Consolidated Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2022, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Gold Strategy	$4,139,547	$4,646,297

For the year ended October 31, 2022, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Gold Strategy	$2,766,077	$628,800

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2022, permanent differences attributable to certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Bloomberg Roll Select Commodity Strategy	$18,037,378	$(18,037,378)
Gold Strategy	(2,299,606)	2,299,606
GSCI Commodity Dynamic Roll Strategy	198,012,931	(198,012,931)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/22	Year Ended 10/31/21

Bloomberg Roll Select Commodity Strategy
Ordinary income	$30,653,592	$69,482

Commodity Curve Carry Strategy
Ordinary income	$8,253,258	$—

Gold Strategy
Ordinary income	$—	$1,564,719

GSCI Commodity Dynamic Roll Strategy
Ordinary income	$426,344,721	$799,124

38	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

As of October 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	Total
Bloomberg Roll Select Commodity Strategy	$10,765,772	$(6,218)	$(5,012,308)	$5,747,246
Commodity Curve Carry Strategy	9,322,972	(992)	(664,944)	8,657,036
Gold Strategy	175,707	(76,878)	(1,983,059)	(1,884,230)
GSCI Commodity Dynamic Roll Strategy	502,849,249	(47,283,976)	8,579,378	464,144,651

(a)	Amounts available to offset future realized capital gains.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of October 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bloomberg Roll Select Commodity Strategy	$284,891,729	$2,733	$(39,495)	$(36,762)
Commodity Curve Carry Strategy	36,930,032	50,687	(715,631)	(664,944)
Gold Strategy	34,147,130	475	(340,320)	(339,845)
GSCI Commodity Dynamic Roll Strategy	2,233,751,288	17,447	(9,640,478)	(9,623,031)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	39

Notes to Consolidated Financial Statements  (continued)

receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

Certain Funds a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Certain Funds have substantial exposure to certain commodity markets through investments in commodity-linked instruments and through commodity-related equities. Any negative changes in commodity markets that may be due to changes in supply and demand for the commodities, market events, regulatory developments or other factors that the Funds cannot control could have an adverse impact on the Funds’ portfolios.

The iShares Gold Strategy ETF has substantial exposure to gold through its investments in gold investments and the Fund’s portfolio may be adversely affected by changes or trends in the price of gold, which historically has been volatile. Governments, central banks, or other large holders can influence the production and sale of gold, which may adversely affect the performance of the Fund.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/22		Year Ended 10/31/21

iShares ETF	Shares	Amount	Shares	Amount

Bloomberg Roll Select Commodity Strategy

Shares sold	4,400,000	$256,785,591	2,500,000	$136,346,700

Shares redeemed	(2,300,000)	(133,218,137)	—	—

	2,100,000	$123,567,454	2,500,000	$136,346,700

Commodity Curve Carry Strategy

Shares redeemed	—	$—	(100,000)	$(2,599,830)

40	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

	Year Ended 10/31/22		Year Ended 10/31/21
iShares ETF	Shares	Amount	Shares	Amount

Gold Strategy
Shares sold	200,000	$11,484,407	200,000	$11,320,515
Shares redeemed	(50,000)	(2,613,814)	—	—

	150,000	$8,870,593	200,000	$11,320,515

GSCI Commodity Dynamic Roll Strategy
Shares sold	32,700,000	$1,230,993,779	80,000,000	$2,645,593,591
Shares redeemed	(46,000,000)	(1,896,131,023)	(12,600,000)	(450,951,584)

	(13,300,000)	$(665,137,244)	67,400,000	$2,194,642,007

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Consolidated Statements of Assets and Liabilities.

10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares U.S. ETF Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of each of the funds listed in the table below and their subsidiaries (four of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related consolidated statements of operations for the year ended October 31, 2022, the consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Bloomberg Roll Select Commodity Strategy ETF iShares Commodity Curve Carry Strategy ETF iShares Gold Strategy ETF iShares GSCI Commodity Dynamic Roll Strategy ETF

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

42	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2022:

iShares ETF	Federal Obligation Interest
Bloomberg Roll Select Commodity Strategy	$416,791
Commodity Curve Carry Strategy	49,578
Gold Strategy	28,095
GSCI Commodity Dynamic Roll Strategy	3,211,399

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2022:

iShares ETF	Interest Dividends
Bloomberg Roll Select Commodity Strategy	$3,070,859
Commodity Curve Carry Strategy	309,224
Gold Strategy	220,181
GSCI Commodity Dynamic Roll Strategy	25,855,979

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2022:

iShares ETF	Interest-Related Dividends
Bloomberg Roll Select Commodity Strategy	$3,005,707
Commodity Curve Carry Strategy	302,909
Gold Strategy	217,628
GSCI Commodity Dynamic Roll Strategy	24,676,991

I M P O R T A N T T A X I N F O R M A T I O N	43

Board Review and Approval of Investment Advisory Contract

iShares Bloomberg Roll Select Commodity Strategy ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

44	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Commodity Curve Carry Strategy ETF, iShares Gold Strategy ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the

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Board Review and Approval of Investment Advisory Contract  (continued)

Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, provided at the May 3, 2022 meeting and throughout the year, and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares GSCI Commodity Dynamic Roll Strategy ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited, (together the Advisory Agreements”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and

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Board Review and Approval of Investment Advisory Contract  (continued)

regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 3, 2022 and May 18, 2022, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFAand its affiliates; and (vi) other benefits to BFAand/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rate and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited for sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of such relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent enhancements and initiatives with respect to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited under the Advisory Agreements for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited, which were provided at the May 3, 2022 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the information considered with respect to the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement and noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Bloomberg Roll Select Commodity Strategy(a)	$7.951997	$—	$0.009975	$7.961972	100%	—%	0	%(b)	100%
Commodity Curve Carry Strategy(a)	5.886339	—	0.008845	5.895184	100	—	0	(b)	100
GSCI Commodity Dynamic Roll Strategy(a)	5.480819	—	0.013314	5.494133	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 379 funds as of October 31, 2022. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (65)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (52)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (67)	Trustee (since 2011); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2022).

Jane D. Carlin (66)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (67)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	51

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (73)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Drew E. Lawton (63)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (61)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (58)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During Past 5 Years

Armando Senra (51)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (48)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (55)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (42)	Secretary (since 2022).	Director, BlackRock, Inc. (since 2018); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (40)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (46)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (52)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

52	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Effective March 18, 2022, Rachel Aguirre, Jennifer Hsui, and James Mauro have replaced Scott Radell, Alan Mason, and Marybeth Leithead as Executive Vice Presidents.

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	53

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

54	2 0 2 2 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

SOFR	Secured Overnight Financing Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	55

Want to know more?

iShares.com     |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, S&P Dow Jones Indices LLC, or ICE Data Indices, LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1011-1022

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the fourteen series of the registrant for which the fiscal year-end is October 31, 2022 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $162,550 for the fiscal year ended October 31, 2021 and $184,850 for the fiscal year ended October 31, 2022.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2021 and October 31, 2022 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $116,400 for the fiscal year ended October 31, 2021 and $135,800 for the fiscal year ended October 31, 2022. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2021 and October 31, 2022 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2022 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $116,400 for the fiscal year ended October 31, 2021 and $135,800 for the fiscal year ended October 31, 2022.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i)	Not Applicable

(j)	Not Applicable

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares U.S. ETF Trust

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: December 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: December 22, 2022

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: December 22, 2022